THE PRUDENTIAL SERIES FUND, INC.          SEMIANNUAL REPORT        JUNE 30, 2002
--------------------------------------------------------------------------------


The Prudential Series Fund, Inc.

VARIABLE LIFE INSURANCE
[]   Prudential's Variable Appreciable Life(R)
[]   Pruco Life's Variable Appreciable Life(R)
[]   Pruco Life of New Jersey's Variable Appreciable Life(R)
[]   Prudential's Custom VAL(SM)
[]   Pruco Life's Discovery(R) Life Plus
[]   Pruco Life of New Jersey's Discovery(R) Life Plus
[]   Pruco Life's Variable Life Insurance
[]   Pruco Life of New Jersey's Variable Life Insurance
[]   Pruco Life's PRUvider(SM)
[]   Pruco Life of New Jersey's PRUvider(SM)

VARIABLE ANNUITIES
[]   Prudential's Discovery(R) Plus
[]   Pruco Life's Discovery(R) Plus
[]   Pruco Life of New Jersey's Discovery(R) Plus
[]   Pruco Life's Discovery Preferred(R)
[]   Prudential's Variable Investment Plan(R)
[]   Prudential's Qualified Variable Investment Plan(R)

The  Prudential Insurance Company of America
751 Broad Street, Newark, NJ 07102-3777

Pruco Life Insurance Company
213 Washington Street, Newark, NJ 07102-2992

IFS-A072838

[GRAPHIC] Prudential Financial

This report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc.; the applicable variable life or variable annuity product; and the current Monthly Performance Review for the applicable product.

--------------------------------------------------------------------------------

The Monthly Performance Review shows historical investment performance after the deduction of investment management fees, investment-related expenses, and the product's mortality and expense risk charges. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales, and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Monthly Performance Review. For the variable annuity products, the Monthly Performance Review provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain complete information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

The rates of return quoted on the following pages reflect the reinvestment of all dividends and distributions, and the deduction of investment management fees and expenses, but not variable product-related charges. If product charges were included, the performance quoted would be significantly lower.

Variable life insurance is distributed by Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777. Variable annuities are distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. Variable life insurance and variable annuities are issued by The Prudential Insurance Company of America, Pruco Life Insurance Company, or Pruco Life Insurance Company of New Jersey. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations.

The accompanying financial statements as of June 30, 2002, were not audited, and accordingly, no opinion is expressed on them.

Policy Form Numbers: VALA-88, VALB-88, VALA-86, VALB-86, VFL-85, VL-83, VAL-DR-105, VAC-93-OR, VACQ-93-OR, VACQ-93, VA-85, VFM-95-OR, VFM-95-OK,
VFM-95-NC, VFM-95-MI, VFM-95, VIP-86-OR, and VIP-86.

                        The Prudential Series Fund, Inc.

                      Supplement dated August 29, 2002 to
                         Prospectus, dated May 1, 2002

--------------------------------------------------------------------------------

                               Jennison Portfolio

        The following supplements the section of the Prospectus entitled "How the Portfolios Invest--Investment Objectives and Policies:"

              The Portfolio may invest in equity swap agreements.


PSFSUP3

The Prudential Series Fund, Inc.             Semiannual Report     June 30, 2002
--------------------------------------------------------------------------------
Table of Contents

Letter to Contract Owners

[]   THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

     Conservative Balanced Portfolio
     Diversified Bond Portfolio
     Equity Portfolio
     Flexible Managed Portfolio
     Global Portfolio
     Government Income Portfolio
     High Yield Bond Portfolio
     Jennison Portfolio
     Money Market Portfolio
     Natural Resources Portfolio
     Small Capitalization Stock Portfolio
     Stock Index Portfolio
     Value Portfolio
     Zero Coupon Bond Portfolio-2005

[]   FINANCIAL REPORTS

     A1 Financial Statements
     B1 Schedule of Investments
     C1 Notes to Financial Statements
     D1 Financial Highlights
     E1 Board of Directors

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your life insurance or annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund, Inc.          Semiannual Report     June 30, 2002
--------------------------------------------------------------------------------

Letter to Contract Owners


.. DEAR CONTRACT OWNER,

This semiannual report reviews the investment strategies and performance of the portfolios available in your Prudential Financial variable life insurance or variable annuity contract.

.. A TOUGH ENVIRONMENT FOR INVESTORS

The first six months of 2002 were the most difficult market conditions for investors in a generation. The U.S. stock markets remained unsettled as the threat of terrorism, uncertainty about profit forecasts, and a string of accounting and corporate governance issues took their toll, and the period ended on a declining note.

.. CONFIDENCE IN OUR FINANCIAL MARKETS

It is in the interest of all business leaders, particularly those in investment-related firms, to help restore and maintain confidence in our financial markets. Despite the damage done by the poor judgment of some corporate officers, there remain many good, well-managed companies producing quality products and services in an atmosphere of honest competition. We continue to believe that investing in these companies through your contract is not only an investment in the strength of our economy, but also offers the best potential for reaching your financial goals.

.. STAY FOCUSED ON YOUR LONG-TERM GOALS

We recommend that individual investors stay focused on their goals, time horizons, and tolerance for price fluctuations, and try not to be distracted by these passing events. Regardless of their place in history, they are not necessarily relevant to the decisions you make to secure your financial future.

If you are uncertain about your long-term investment strategy, we recommend that you seek the guidance of your financial professional. This is an ideal time to review and confirm your strategy, or make adjustments if necessary. Thank you for your continued confidence in the Prudential Series Fund, Inc.

Sincerely,


David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                 July 31, 2002

[PHOTO]

CHAIRMAN
DAVID R. ODENATH, JR.

We recommend that individual investors stay focused on their goals, time horizons, and tolerance for price fluctuations, and try not to be distracted by these passing events. Regardless of their place in history, they are not necessarily relevant to the decisions you make to secure your financial future.

The Prudential Series Fund, Inc.         Semiannual Report     June 30, 2002
--------------------------------------------------------------------------------
Conservative Balanced Portfolio


.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

"We believe that stocks are poised to perform in line with, or slightly better than, their historical average over the next few years. Stock valuations are fairly low compared to alternative investments, in light of low interest rates and inflation. We do not expect either to rise much. Earnings should get better, given a reviving economy and increased corporate efficiencies.

"Also, year-over-year comparisons should look good, given the weak period that companies have gone through. Investors' strong negative sentiment has left a lot of cash on the sidelines, which can help drive the market higher once a reversal begins. We don't expect investors to be happy with the extremely low money market rates for long."



.. PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------
                                                 Six
Average Annual Total Return Percentages(%)      Month    1-Year    3-Year    5-Year    10-Year
Conservative Balanced Portfolio/1/               -5.97%   -6.95%    -2.03%     2.84%     6.79%

S&P 500 Index/2/                                -13.15%  -17.98%    -9.17%     3.67%    11.52%

Conservative Balanced Custom Blended Index/3/    -5.13%   -5.72%    -0.86%     5.75%     9.36%

Lipper (VIP) Balanced Funds Average/4/           -6.16%   -7.62%    -1.63%     4.60%     8.54%
----------------------------------------------------------------------------------------------

Conservative Balanced Portfolio inception date: 5/13/1983.

The Conservative Balanced Portfolio returned -5.97% for the six-month period ended June 30, 2002. It slightly outperformed the Lipper (VIP) Balanced Funds Average of its peers, which returned -6.16% for the same period, although it underperformed it Custom Blended Index.

                                    [CHART]

                         $10,000 INVESTED OVER 10 YEARS

                                 Conservative
                                   Balanced            S&P 500
                                  Portfolio             Index
                                  ---------             -----
              06/30/1992          10,000.00            10,000.00
              06/30/1993          11,429.77            11,360.59
              06/30/1994          11,615.98            11,519.70
              06/30/1995          12,936.85            14,518.13
              06/30/1996          14,509.00            18,289.89
              06/30/1997          16,769.17            24,632.87
              06/30/1998          19,065.01            32,065.02
              06/30/1999          20,517.25            39,359.31
              06/30/2000          21,333.45            42,414.23
              06/30/2001          20,731.50            35,957.21
              06/30/2002          19,290.87            29,493.77

$19,291 Conservative Balanced Portfolio
.. $29,494 S&P 500 Index

.. PERFORMANCE REVIEW

During the first half of 2002, the Portfolio was hurt by overweighting stocks compared with its neutral position and by its bond holdings underperforming their benchmark. The bond underperformance was attributable to an overweighting in corporate bonds and, within its corporate allocation, an overweighting in the poorly performing telecommunications sector.

Despite the quick recovery of the U.S. economy early in 2002, weak corporate balance sheets and continuing profit concerns drove a double-digit stock market decline, exacerbated by deteriorating confidence in audited financial reports. As expected, the stock holdings, which are designed to track the S&P 500 Index, performed in line with it.

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Conservative Balanced Custom Blended Index consists of a blend of the S&P 500 Index (50%), the Lehman Brothers Aggregate Bond Funds Average (40%), and the T-Bill 3-Month Blend (10%).

/4/The Lipper (VIP) Balanced Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
Diversified Bond Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

"In the high-grade corporate bond market, overall credit quality has begun to improve as firms focus on repairing their balance sheets. Nevertheless, relative performance in the corporate bond market near term will hinge more on avoiding credit quality debacles than on investing in the next winner.

"The key question is whether the greatest risks in the corporate bond market lie in the distressed sectors that may not have hit bottom or in the consumer sectors, such as retailing, that so far have breezed through 2002. We argue that the latter may be more vulnerable at this point, particularly if consumer spending declines."


.. PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month     1-Year    3-Year   5-Year   10-Year

Diversified Bond Portfolio/1/                       1.44%     3.07%     6.32%    5.72%    6.78%

Lehman Brothers Aggregate Bond Index/2/             3.79%     8.63%     8.11%    7.57%    7.35%

Lipper (VIP) Corporate Debt Funds BBB-Rated
Average/3/                                          2.12%     6.11%     6.22%    6.03%    7.06%
-------------------------------------------------------------------------------------------------

Diversified Bond Portfolio inception date: 5/13/1983.

The Diversified Bond Portfolio returned 1.44% and underperformed its Lipper Average for the six-month period ended June 30, 2002. The Portfolio's relative performance suffered because some bonds held by the Portfolio experienced dramatic deteriorations in their credit quality.

                                    [CHART]

                         $10,000 INVESTED OVER 10 YEARS

                               Diversified Bond      Lehman Brothers
                                  Portfolio       Aggregate Bond Index
                                  ---------       --------------------

             06/30/1992           10,000.00            10,000.00
             06/30/1993           11,190.91            11,178.36
             06/30/1994           11,055.32            11,032.91
             06/30/1995           12,465.66            12,417.24
             06/30/1996           13,221.60            13,040.16
             06/30/1997           14,594.01            14,102.94
             06/30/1998           15,894.53            15,589.67
             06/30/1999           16,040.38            16,080.13
             06/30/2000           16,642.12            16,814.19
             06/30/2001           18,702.76            18,702.17
             06/30/2002           19,276.06            20,315.53

             $19,276 Diversified Bond Portfolio
            .$20,316 Lehman Brothers Aggregate Bond
             Index

.. PERFORMANCE REVIEW

The high-grade U.S. corporate bond market was hard hit in the second quarter of 2002 by news of malfeasance at certain high-profile companies in the telecommunications, cable, media, electric generation and pipeline industries. Revelations of accounting scandals at a single firm traumatized entire sectors as skittish investors refused to believe that problems were isolated. The resulting flight to quality to the bonds of relatively safe companies in the retailing, auto, and railroad sectors created a divided and volatile high-grade corporate bond market.

The Portfolio's exposure to the bonds of telecom giants WorldCom, Qwest, and AT&T hurt its relative performance. In the second quarter of 2002, we sold the Portfolio's WorldCom bonds, reduced its holdings in Qwest Communications, and trimmed its exposure to AT&T. Some of the Portfolio's high yield corporate bonds also hurt its relative performance, such as those of Nextel and the now bankrupt cable company Adelphia Communications. We sold both positions during the spring of 2002.

On the other hand, we increased the Portfolio's exposure to mortgage-backed securities during the first half of 2002, using proceeds from the sale of some of its high-grade corporate bonds and U.S. Treasury securities. Mortgage-backed issues performed well for the six-month period as many investors viewed them as alternative investments to high-grade corporate bonds.

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

/3/The Lipper (VIP) Corporate Debt Funds BBB-Rated Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
Equity Portfolio

.. MANAGED BY: GE ASSET MANAGEMENT; JENNISON ASSOCIATES LLC; and SALOMON BROTHERS ASSET MANAGEMENT

The Portfolio's holdings were determined by investment decisions made by several investment advisers independent of one another. This has resulted in a portfolio that held many different stocks representing all the broad economic sectors. The benefits of this strategy are twofold: It provides a level of diversification that may reduce the volatility of the Portfolio's return, and it provides the advantage of active management by carefully selected teams of advisers.


.. PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------------------
                                                    Six                               10-Year/
Average Annual Total Return Percentages (%)        Month    1-Year    3-Year  5-Year    Life
Equity Portfolio Class I/1/                       -11.74%  -16.92%   -7.61%   1.85%    9.99%

Equity Portfolio Class II/1/                      -11.91%  -17.29%   -7.98%    N/A    -6.98%

S&P 500 Index/2/                                  -13.15%  -17.98%   -9.17%   3.67%   11.42%

Russell 1000 Index/3/                             -12.82%  -17.88%   -8.62%   3.90%   11.40%

Lipper (VIP) Large-Cap Core Funds Average/4/      -13.78%  -19.09%   -9.44%   1.96%    9.62%

-----------------------------------------------------------------------------------------------

Equity Portfolio Class I inception date: 5/13/1983. Equity Portfolio Class II inception date: 5/04/1999.

The Equity Portfolio's Class I return for the six-month period ended June 30, 2002, was two percentage points better than the -13.78% Lipper (VIP) Large-Cap Core Funds Average. The Portfolio's Class II shares returned -11.91% for the same period.

                         $10,000 INVESTED OVER 10 YEARS*

[GRAPH]

                  Equity          S&P 500
                Portfolio          Index

06/30/1992      10,000.00        10,000.00
06/30/1993      12,067.08        11,360,59
06/30/1994      12,800.29        11,519.70
06/30/1995      15,639.21        14,518.13
06/30/1996      18,899.93        18,289.89
06/30/1997      23,642.24        24,632.87
06/30/1998      29,265.43        32,065.02
06/30/1999      32,853.13        39,359.31
06/30/2000      30,254.35        42,214.23
06/30/2001      31,189.57        35,957.21
06/30/2002      25,911.78        29,493.77

$25,912 Equity Portfolio
$29,494 S&P 500 Index

.. PERFORMANCE REVIEW

The Portfolio outperformed the steeply declining market in part by avoiding or underweighting several very large poor performers, focusing instead on firms producing commodities or delivering services. Gold stocks were among the largest contributors. Demand for gold increased in the heightened discomfort level after September 11. The unsettled situation in the Middle East and the recovering global economy also focused attention on the need for new energy reserves. The Portfolio's stocks of companies with reserves, such as Amerada Hess and Exxon Mobil, fared well. Producers of other materials (copper, forest products, and chemicals) also made positive contributions to return.

The Portfolio's holding in healthcare managers and hospitals, such as Wellpoint Health, Health Net, and HCA, benefited from improved pricing and industry consolidation. However, clinical and regulatory setbacks caused sharp drops in biotechnology and drug stocks. The Federal Drug administration (FDA) appears to have raised the bar for new drugs. Research-oriented drug companies were among the Portfolio's worst performers, particularly the biotech firm Sepracor.

Many of the Portfolio's largest detractors suffered from the market's post-Enron aversion to companies with very complicated financial structures. American International Group (AIG), Citigroup, and Tyco had grown complex through a long series of acquisitions and mergers. Other detractors were technology companies whose businesses included enterprise-level large-scale projects (Microsoft, IBM, and Intel). They suffered from their customer's uncertainty about their own profit forecasts. Media and advertising companies also were among the Portfolio's largest detractors.

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

/4/The Lipper (VIP) Large-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

*The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. The Class II portfolios have an associated 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Class II portfolio and a 0.15% administration fee.

The Prudential Series Fund, Inc.        Semiannual Report    June 30, 2002
--------------------------------------------------------------------------------
Flexible Managed Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

"We believe that stocks are poised to perform in line with, or slightly better than, their historical average over the next few years. Stock valuations are fairly low compared to alternative investments, in light of low interest rates and inflation. We do not expect either to rise much. Earnings should get better, given a reviving economy and increased corporate efficiencies.

"Also, year-over-year comparisons should look good, given the weak period that companies have gone through. Investors' strong negative sentiment has left a lot of cash on the sidelines, which can help drive the market higher once a reversal begins. We don't expect investors to be happy with the extremely low money market rates for long."


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month     1-Year    3-Year    5-Year    10-Year
Flexible Managed Portfolio/1/                      -7.11%   -10.12%    -4.41%     1.90%      7.71%

S&P 500 Index/2/                                  -13.15%   -17.98%    -9.17%     3.67%     11.42%

Flexible Managed Custom Blended Index/3/           -6.67%    -8.06%    -2.40%     5.49%      9.90%

Lipper (VIP) Flexible Portfolio Funds Average/4/   -6.29%    -8.12%    -1,92%     4.40%      8.88%

--------------------------------------------------------------------------------

Flexible Managed Portfolio inception date: 5/13/1983.

Over the six-month period ended June 30, 2002, the Flexible Managed Portfolio returned -7.11%, and underperformed both the Lipper (VIP) Flexible Portfolio Funds Average of its peers and the Custom Blended Index, which returned -6.29% and -6.67%, respectively.

                         $10,000 INVESTED OVER 10 YEARS

[GRAPH]
              Flexible
              Managed           S&P 500
              Portfolio          Index

06/30/1992    10,000.00        10,000.00
06/30/1993    11,978.81        11,360.59
06/30/1994    12,018.95        11,519.70
06/30/1995    13,806.71        14,518.13
06/30/1996    16,060.64        18,289.89
06/30/1997    19,122.78        24,632.87
06/30/1998    22,446.18        32,065.02
06/30/1999    24,059.60        39,359.31
06/30/2000    24,492.03        42,214.23
06/30/2001    23,378.78        35,957.21
06/30/2002    21,013.33        29,493.77

$21,013 Flexible Managed Portfolio
$29,494 S&P 500 Index

.. PERFORMANCE REVIEW

During the first half of 2002, the Portfolio was hurt by overweighting stocks compared with its neutral allocation, and by its bond holdings underperforming their benchmark. The bond underperformance was attributable to an overweighting in corporate bonds and, within its corporate allocation, an overweighting in the poorly performing telecommunications sector.

Despite the quick recovery of the U.S. economy early in 2002, weak corporate balance sheets and continuing profit concerns drove a double-digit stock market decline, exacerbated by deteriorating confidence in audited financial reports. The good performance of the Portfolio's stock holdings, as compared with their benchmark, slightly offset these negative factors. The stock outperformance was attributable primarily to underweighting Tyco, which fell 77% over the period, and to having a greater exposure than the S&P 500 Index in smaller stocks and value stocks.

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign securities are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Flexible Managed Custom Blended Index consists of a blend of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Funds Average (35%), and the T-Bill 3-Month Blend (5%).

/4/The Lipper (VIP) Flexible Portfolio Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.           Semiannual Report     June 30, 2002
--------------------------------------------------------------------------------
Global Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC

"We continue to look at the prospects in China, where years of economic reforms are now bearing fruit. We are on the lookout for strong companies with which to participate indirectly in its progress, since many local companies remain less than stellar. We also like Mexico because continuous reforms are creating opportunities for highly entrenched businesses to accelerate their earnings growth. We have increased our weighting in Japan, where the economy is showing signs of a rebound."


.. PERFORMANCE SUMMARY
---------------------------------------------------------------------------------------------
                                                 Six
Average Annual Total Return Percentages (%)     Months   1-Year   3-Year   5-Year   10-Year
Global Portfolio/1/                            -13.73%  -22.23%   -7.54%    0.63%     7.80%

MSCI World Index/2/                             -8.82%  -15.22%   -8.82%    0.52%     7.79%

Lipper (VIP) Global Funds Average/3/            -6.95%  -12.59%   -3.54%    3.27%     8.19%

---------------------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/1988.

The Global Portfolio's -13.73% return for the six-month period ended June 30, 2002, was substantially below the Lipper Average of its peers. Although the Portfolio correctly underweighted the United States, its domestic stock selection hurt its return. Underweighting Japan also proved detrimental.

                                    [CHART]

                         $10,000 INVESTED OVER 10 YEARS

                 Global         MSCI World
                Portfolio         Index

06/30/1992      10,000.00       10,000.00
06/30/1993      10,988.98       11,675.29
06/30/1994      13,299.59       12,870.82
06/30/1995      14,404.40       14,243.90
06/30/1996      16,813.18       16,870.64
06/30/1997      20,532.15       20,628.30
06/30/1998      23,302.83       24,141.13
06/30/1999      26,803.05       27,923.53
06/30/2000      35,854.80       31,328.30
06/30/2001      27,236.98       24,969.71
06/30/2002      21,182.98       21,170.33

$21,183 Global Portfolio
$21,170 MSCI World Index

.. PERFORMANCE REVIEW

Advertising (Omnicom) and media stocks, notably AOL Time Warner, were the largest detractors from return. The latter was hurt by the slow development of its broadband (high-speed) services and its saturation of the dial-up Internet market. Nonetheless, it is a strong global competitor, and we expect it to benefit as economic growth recovers.

The continued slowdown in the growth of telecommunications hurt both equipment companies and wireless service companies. Nokia (the global leader in wireless handsets), Cisco Systems (the leading supplier of network routers), and Vodafone (the global leader in wireless services) were among the Portfolio's largest detractors. Excess capacity hurt Vodafone and Cisco, and the delayed introduction of the new generation of interactive wireless services hurt Vodafone and Nokia. We expect the new services to be introduced in Europe later this year.

Drug and biotechnology companies also hurt the Portfolio's performance, particularly MedImmune and Wyeth. MedImmune bought Aviron at a premium to its market price. We think the acquisition was synergistic, creating a strong franchise in infectious diseases. The FDA's review of MedImmune's nasal flu vaccine, announced after the end of our reporting period, required no further studies. The stock bounced up at the news.

The Portfolio had gains on its bank holdings, primarily in Europe, and its energy-related stocks. The energy stocks benefited from uncertainty about the supply of oil from the Middle East. As investors foresaw the need to develop new reserves in other parts of the world, oil field service companies such as Smith International were in greater demand. France's largest integrated oil company, Total Fina Elf, which is generating greater productivity gains than expected, also was a significant contributor.

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East.

/3/The Lipper (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report   June 30, 2002
-------------------------------------------------------------------------------
Government Income Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

"Recent economic data have not supplied the Federal Reserve (the Fed) with any impetus to abandon its wait-and-see approach to U.S. monetary policy. The Fed may continue to leave short-term interest rates unchanged throughout the third quarter of 2002, if not the year-end.

"We expect the U.S. Treasury market to remain range-bound until the economic picture becomes clearer. Longer term, if the economic recovery unfolds as anticipated, market rates should rise and the slope of the Treasury yield curve should become flatter. (The yield curve is a graphic depiction of yields on the shortest to the longest Treasuries.)

"Meanwhile, the environment for mortgage-backed securities remains positive though volatile. Prices of mortgage-backed issues rose in the first half of 2002, driving their yields lower until they were considerably more in line with yields on Treasuries. Even though mortgage-backed securities have become expensive, they are attractive because of their positive 'carry,' that is, the cost of financing purchases of mortgage-backed issues remains well below the interest income provided by the securities."


.. PERFORMANCE SUMMARY
-------------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month      1-Year     3-Year     5-Year     10-Year
Government Income Portfolio/1/                     4.39%      10.41%      8.32%      7.61%      7.33%

Lehman Brothers Govt. Bond Index/2/                3.78%       8.81%      8.03%      7.64%      7.31%

Lipper (VIP) General U.S. Govt. Funds Average/3/   4.03%       8.34%      7.53%      6.98%      6.81%

-------------------------------------------------------------------------------------------------------

Government Income Portfolio inception date: 5/1/1989.

The Government Income Portfolio returned 4.39%, and outperformed its Lipper Average for the six-month period ended June 30, 2002. The Portfolio benefited from our asset-allocation strategy and interest-rate analysis.

                         $10,000 INVESTED OVER 10 YEARS

[GRAPH]
             Government
               Income        Lehman Brothers
             Portfolio       Govt. Bond Index

06/30/1992   10,000.00          10,000.00
06/30/1993   11,463.28          11,290.11
06/30/1994   11,166.40          11,139.21
06/30/1995   12,562.08          12,482.49
06/30/1996   13,077.73          13,045.76
06/30/1997   14,061.02          14,010.77
06/30/1998   15,617.75          15,586.99
06/30/1999   15,961.41          16,062.32
06/30/2000   16,654.04          16,866.29
06/30/2001   18,375.39          18,609.12
06/30/2002   20,288.39          20,248.80

$20,288 Government Income Portfolio
$20,249 Lehman Brothers Govt. Bond Index

.. PERFORMANCE REVIEW

Three factors helped the Portfolio outperform its Lipper Average during he first half of 2002. First, having a somewhat longer-than-average duration (the measure of a fund's sensitivity to changes in the level of interest rates) enabled the Portfolio to derive greater benefit as bond prices gained and their yields fell by 25 basis points. (Bond prices move inversely to interest rates. A basis point is equal to one-hundredth of a percentage point.)

Second, the slope of the yield curve became steeper during he second quarter of 2002 as yields on short- and intermediate-term debt securities declined more than yields on longer-term bonds. The Portfolio benefited from having an underweight exposure to longer-term bonds. Third, the Portfolio was helped by its considerable holdings of federal agency securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. There was strong demand for these issues because they yield more than Treasuries and because deteriorating confidence in corporate credit quality led investors to look for alternative investments to stocks and corporate bonds.

-------------------------------------------------------------------------------

The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio, and not to the value of the Portfolio's shares.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years.

/3/The Lipper (VIP) General U.S. Government Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.           Semiannual Report   June 30, 2002
--------------------------------------------------------------------------------
High Yield Bond Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

"We believe high yield, or 'junk bonds,' will generate good returns over the next several years as corporate earning improve, defaults moderate, and the difference between yields on high yield bonds and U.S. Treasuries declines. The Portfolio continues to hold bonds of select firms in the cable and utility industries that we believe have the potential to earn attractive total returns. In fact, we recently increased the Portfolio's exposure to these out-of-favor sectors. Moreover, we are gradually shifting exposure into sectors that exhibit stable-to-improving fundamentals. Recent additions to the Portfolio include bonds of companies in the gaming, lodging, steel, and homebuilding sectors."


..PERFORMANCE SUMMARY
---------------------------------------------------------------------------------------------
                                                     Six
Average Annual Total Return Percentages(%)          Month    1-Year   3-Year  5-Year  10-Year
High Yield Bond Portfolio/1/                        -2.16%   -3.47%   -3.21%  -0.31%   5.33%

Lehman Brothers Corporate High Yield Bond Index/2/  -4.84%   -3.60%   -1.87%   0.95%   5.99%

Lipper (VIP) High Current Yield Funds Average/3/    -3.54%   -3.78%   -3.10%  -0.10%   5.32%

----------------------------------------------------------------------------------------------

High Yield Bond Portfolio inception dated 2/23/1987.

The High Yield Bond Portfolio returned -2.16% for the six-month period ended June 30, 2002, and outperformed its Lipper Average and the Lehman Brothers Corporate High Yield Bond Index.

The negative returns for the six-month reporting period reflect the difficult conditions in the junk bond market, which was hurt primarily by revelations of corporate malfeasance at certain well-known firms.

                         $10,000 INVESTED OVER 10 YEARS

[GRAPH]
                                         Lehman Brothers
                      High Yield          Corporate High
                    Bond Portfolio       Yield Bond Index

6/30/1992              10,000.00            10,000.00
6/30/1993              11,819.72            11,595.04
6/30/1994              12,519.98            12,006.50
6/30/1995              13,488.41            13,667.52
6/30/1996              15,169.96            14,990.67
6/30/1997              17,073.59            17,073.17
6/30/1998              19,302.90            19,012.64
6/30/1999              18,543.10            18,941.13
6/30/2000              18,386.96            18,746.98
6/30/2001              17,416.17            18,566.30
6/30/2002              16,811.87            17,897.46

$16,812 High Yield Bond Portfolio
$17,897 Lehman Brothers Corporate High Yield Bond Index

.. PERFORMANCE REVIEW

During the first quarter of 2002, improving economic conditions in the United States helped the high yield market, although some sectors benefited more than others. However, the high yield market performed poorly in the second quarter of 2002, particularly in June, as investors ignored the economic recovery and reacted to corporate accounting scandals at certain high-profile firms. Investors were also concerned about the level and quality of corporate earnings, and the potential for further acts of terrorism. Many bonds previously rated investment grade were cut to junk bond status. These "fallen angels" weighed heavily on the high yield market.

The Portfolio outperformed its Lipper Average because it had scant exposure to telecommunications bonds, including the fallen angels WorldCom and Qwest. The Portfolio also had little exposure to bonds of the now bankrupt cable company Adelphia Communications. However, because Adelphia's downfall spread gloom throughout the cable sector, the Portfolio's performance was hurt by its exposure to bonds of other cable firms, particularly Cablevision Systems.

Turning from telecom and cable, the Portfolio's relative performance was helped by its selective exposure to metals, healthcare, media companies such as Lin Television, and industrial companies such as Graham Packaging.

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

High yield bonds, also known as "junk bonds," are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lehman Brothers Corporate High Yield Bond Index is an unmanaged index comprised of more than 700 noninvestment-grade bonds.

/3/ The Lipper (VIP) High Current Yield Bond Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
Jennison Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC

"The Portfolio is somewhat conservative in view of the uncertain market. Although we normally pay above-average price/earnings multiples for shares because of the growth potential of the companies in which we invest, we have paid a smaller premium for the stocks now in the Portfolio than is usual for us."


.. PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month    1-Year    3-Year     5-Year     Life
Jennison Portfolio Class I/1/                     -18.78%  -23.74%   -12.21%     3.84%     10.34%

Jennison Portfolio Class II/1/                    -18.97%  -24.07%    N/A        N/A      -24.38%

S&P 500 Index/2/                                  -13.15%  -17.98%    -9.17%     3.67%     11.36%

Russell 1000 Growth Index/2/                      -20.78%  -26.49%   -16.15%    -0.28%      8.37%

Lipper (VIP) Large-Cap Core Funds Average/4/      -18.86%  -26.09%   -12.98%     1.74%      8.76%

---------------------------------------------------------------------------------------------------


Jennison Portfolio Class I inception date: 4/25/1995. Jennison Portfolio Class II inception date: 2/10/2000.

The Jennison Portfolio declined 18.78% (Class I shares) over the six-month period ended June 30, 2002, in line with the Lipper (VIP) Large-Cap Growth Funds Average. The Portfolio's Class II shares returned -18.97% for the same period.

                      $10,000 Invested Since Inception*
[CHART]

                Jennison          S&P 500
                Portfolio        Fund Index

04/30/1995      10,000.00        10,000.00
06/30/1995      11,275.69        10,640.20
06/30/1996      13,494.35        13,404.49
06/30/1997      16,800.97        18,053.20
06/30/1998      22,840.80        23,500.14
06/30/1999      29,972.29        28,846.07
06/30/2000      38,446.62        30,938.41
06/30/2001      26,595.32        26,352.70
06/30/2002      20,281.50        21,615.70


$20,282 Jennison Portfolio
.. $21,616 S&P 500 Index

.. PERFORMANCE REVIEW

The Portfolio's information technology holdings are generally dominant companies in their respective industries-companies that we believe have excellent long-term growth prospects. However, during this reporting period, corporate managers were unwilling to commit to significant capital spending because they had little confidence in their own earnings forecasts. This affected the prospects of the largest technology companies because they are the prime beneficiaries of enterprise-level upgrades. The Portfolio's significant technology commitment, including leading companies such as Intel, International Business Machines
(IBM), and Microsoft, had the largest negative impact on its return. In the healthcare sector, clinical and regulatory setbacks caused sharp drops in biotechnology and drug stocks. The FDA appears to have raised the bar for new drugs, and research-oriented companies are facing tough competition from the manufacturers of generics. The Portfolio's positions in Sepracor, Genentech, and Abbott Laboratories, among others, detracted from its return.

The earnings of the Portfolio's holdings in the investment banking and asset management business were affected by the poor stock market. However, the largest financial detractor was Citigroup. It has grown through a long series of acquisitions, and in the post-Enron environment, investors avoided the stocks of such complicated companies. The Portfolio's media and advertising stocks, including Omnicom, Liberty Media, and Univision Communications, also detracted from its return. They were hurt by loss of confidence in the economic recovery, despite the economic bounce in the first quarter of 2002. The exception was its New York Times position, which rose despite the trend against media stocks.

Also on the positive side, the Portfolio holding in Northrop Grumman, one of only five remaining prime defense contractors, performed well. Bed, Bath & Beyond and Tiffany also were among the positive contributors to return.

--------------------------------------------------------------------------------

* Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

** The graph is based on the performance of Class I Shares. Performance of Class II Shares will be lower due to difference in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II Shares.

/1/ Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/ The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

/4/ The Lipper (VIP) Large-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        SemiAnnual Report       June 30, 2002
--------------------------------------------------------------------------------
Money Market Portfolio

..MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

"Because the U.S. economic expansion slowed in the spring of 2002 and inflation remained in check, the Fed was no longer expected to increase short-term rates in the first half of the year. There was talk that it might tighten monetary policy later in 2002 or it might hold off until early 2003. We believe there is clearly a greater risk that rising interest rates will drive prices of money market securities lower. There is little chance, however, that the Fed will tighten monetary policy while stock markets are in a tailspin.

"Meanwhile, longer-term money market securities yield little more than shorter-term issues, reflecting uncertainty about when rates will move higher. Because there is little value in investing in longer-term money market securities, we plan to continue emphasizing securities maturing in six months or less."

..PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------
                                                 Six
Average Annual Total Return Percentages (%)     Month    1-Year  3-Year  5-Year  10-Year
Money Market Portfolio/1/                       0.80%     2.36%   4.63%   4.87%   4.67%

Lipper (VIP) Mondy Market Average/2/            0.69%     2.04%   4.29%   4.59%   4.42%

------------------------------------------------------------------------------------------

Money Market Portfolio 7-day current net yield 1.54%./1/* The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation. Money Market inception date 5/13/1983.

The Money Market Portfolio returned 0.80% for the six-month period ended June 30, 2002, compared with 0.69% return reported by its benchmark Lipper Average. On June 30, 2002, the Portfolio's 7-day current net yield was 1.54%, down from 1.89% on December 31, 2001.

                         SEVEN-DAY CURRENT NET YIELDS*

[GRAPH]

             Money Market            iMoneyNet's
              Portfolio             Prime Retail

06/26/01        3.83                    3.45
07/31/01        3.45                    3.18
08/28/01        3.42                    2.98
09/25/01        2.98                    2.57
10/30/01        2.66                    2.08
11/27/01        2.34                    1.72
12/25/01        1.94                    1.46
01/29/02        1.76                    1.29
02/26/02        1.61                    1.22
03/26/02        1.60                    1.19
04/30/02        1.62                    1.20
05/28/02        1.54                    1.15
06/25/02        1.54                    1.15

1.54% Money Market Portfolio
1.15% iMoneyNet's Prime Retail

..PERFORMANCE REVIEW

Early in our six-month reporting period, the Fed indicated that it had finished its historic, yearlong campaign to ease monetary policy by leaving short-term interest rates unchanged when it met in January 2002. The Fed had cut rates 11 times the previous year to reinvigorate the U.S. economy. Data released in the first few months of 2002 suggested that its efforts met with success. The economic rebound had begun in earnest.

As economic conditions improved, the outlook for monetary policy shifted from whether the Fed would cut rates again to whether it would increase rates in the first half of the year. Tightening monetary policy would prevent the economy from expanding too rapidly and fueling higher inflation.

In light of the challenging market conditions and the low level of short-term rates, we employed a conservative strategy both in terms of credit selection and interest-rate risk. For example, we avoided taking an overly aggressive stance on the future direction of interest rates by investing in securities maturing in six months or less.

------------------------------------------------------------------------------
An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Desposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

*Source: iMoneyNet, Inc., based on 342 funds in the iMoneyNet General Purpose Universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail universe as of 6/30/2002, State Street Bank source for Money Market Portfolio information.

/1/ Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report       June 30, 2002
-------------------------------------------------------------------------------
Natural Resources Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC

"Over the next two years, we expect natural gas companies to use the strong cash flows from today's high prices to replenish their depleting natural gas reserves. As a result, drilling activity may far surpass present expectations. We believe the Portfolio is well-positioned to take advantage of today's very positive global energy market."


.. PERFORMANCE SUMMARY
-------------------------------------------------------------------------------------------------------
                                                     Six
Average Annual Total Return Percentages(%)          Month     1-Year     3-Year     5-Year     10-Year
Natural Resources Portfolio/1/                      22.37%    15.63%     18.39%     10.47%      12.42%

S&P 500 Index/2/                                   -13.15%   -17.98%     -9.17%      3.67%      11.42%

Lipper (VIP) Natural Resources Funds Average/3/      9.54%     3.75%      7.96%      3.71%       7.60%
-------------------------------------------------------------------------------------------------------

Natural Resources Portfolio inception date: 5/1/1988.

The Natural Resources Portfolio gained 22.37% in the six-month period ended June 30, 2002, outperforming the Lipper (VIP) Natural Resources Funds Average. Holdings in gold-mining companies, platinum, and energy resources accounted for most of the gain.

                         $10,000 INVESTED OVER 10 YEARS

[GRAPH]

              Natural
             Resources      S&P 500
             Portfolio       Index

6/30/1992    10,000.00      10,000.00
6/30/1993    12,163.10      11,360.59
6/30/1994    12,201.06      11,519.70
6/30/1995    13,884.76      14,518.13
6/30/1996    18,147.49      18,289.89
6/30/1997    19,589.99      24,632.87
6/30/1998    16,730.66      32,065.02
6/30/1999    19,420.03      39,359.31
6/30/2000    24,640.38      42,214.23
6/30/2001    27,873.42      35,957.21
6/30/2002    32,229.22      29,493.77

$32,229 Natural Resources Portfolio
$29,494 S&P 500 Index


.. PERFORMANCE REVIEW

When the price of gold was held down by central bank sales and leases from their reserves, we continued to maintain some exposure to gold. We tried to maximize the potential of our limited investment by buying stocks of companies whose earnings would be most affected by a rising gold price. For example, we focused on small marginal companies such as Durban Roodepoort Deep, which has large reserves of low-grade ore. When gold is inexpensive, these reserves have little value because mining costs are greater than the price of the gold produced. However, as the gold price rises, these reserves can be mined at a profit and can become very valuable. Durban benefited from the weakening South African rand as well as from the soaring price of gold. It was the Portfolio's best performing stock. Other gold companies also had substantial gains.

At the end of 2001, investors were pessimistic about natural gas prices in 2002. Our research indicated that natural gas supply was going to drop much faster than analysts predicted, and that the huge inventory surplus would soon turn into a deficit. Consequently, we added substantial exposure to oil service stocks (whose earnings are dependent on North American natural gas drilling) and to natural gas exploration and production stocks. Gas prices rallied sharply in the first half of 2002, and these stocks contributed strongly to the Portfolio's performance.

Increasingly stringent automobile emission standards worldwide have increased the demand for both platinum and palladium, which are primarily used for automobile catalytic converters, resulting in bull markets for both metals. Recently, substitution of platinum for palladium in most catalytic converters (because the price of palladium had risen faster) and bouyant Chinese platinum jewelry consumption strengthened demand for platinum. The Portfolio's platinum holdings also had a positive impact on its return.

-------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

Natural resource companies are affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Lipper (VIP) Natural Resources Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report    June 30, 2002
--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

"Even after outperforming the S&P 500 Index by more than 17 percentage points over the past three years, the S&P SmallCap 600 Index (S&P 600 Index) is till relatively attractively valued. Its price/book ratio (the comparison of the price of its shares to the net value of the company) was 2.13 at midyear, below its historical average. The comparable ratio for the large-cap index was 3.08 at midyear, a level it never reached until November 1995."


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                   Six
Average Annual Total Returns Percentages (%)      Month    1-Year    3-Year    5-Year    Life
Small Capitalization Stock Portfolio/1/          -0.33%    -0.20%     8.33%     8.29%   12.87%

S&P SmallCap 600 Index/2/                        -0.02%     0.27%     8.42%     8.26%   13.28%

Lipper (VIP) Small-Cap Core Funds Average/3/     -4.34%    -6.30%     4.66%     6.25%   11.08%

--------------------------------------------------------------------------------

Small Capitalization Stock Portfolio inception date: 4/25/1995.

The Small Capitalization Stock Portfolio declined 0.33% for the six-month period ended June 30, 2002. This return was slightly behind the S&P 600 Index and far ahead of the Lipper (VIP) Small-Cap Core Funds Average.

                       $10,000 INVESTED SINCE INCEPTION*

[GRAPH]
                    Small
                Capitalization
                    Stock          S&P SmallCap 600
                  Portfolio             Index

04/30/1995        10,000.00           10,000.00
06/30/1995        10,681.24           10,713.15
06/30/1996        13,223.80           13,500.07
06/30/1997        16,021.70           16,427.55
06/30/1998        19,037.15           19,624.27
06/30/1999        18,772.77           19,170.82
06/30/2000        21,613.11           21,928.59
06/30/2001        23,911.79           24,366.08
06/30/2002        23,863.09           24,432.33

$23,863 Small Capitalization Stock Portfolio
$24,432 S&P SmallCap 600 Index

.. PERFORMANCE REVIEW

The essentially flat return of the S&P 600 Index for the first half of 2002 was the result of deep declines in small-cap telecommunications services, technology, and research-related healthcare industries offsetting gains in the other sectors.

Consumer-related stocks continued to perform very well, led by the auto components industry. Consumer appliances, housing, retailing, banks, and real estate had healthy double-digit gains. The food, beverage, and tobacco group also was among the market leaders.

Aside from the continuing steep drop of telecommunications stocks, drug and biotechnology share fell most. They had a larger impact on the Index than the telecommunications services group because there were more of them and their decline also was quite large. Clinical and regulatory disappointments contributed significantly to the unusual volatility in the biotechnology sector during this reporting period. Share prices were very weak, particularly for companies with drugs very late in their development process.

The information technology sector, however, combined size and depth of decline to have the greatest overall impact on the Index, and it was downward. Both the technology hardware & equipment and the software & services groups were among the period's worst performers for the S&P 600 Index.

The weakest performance in the Index by far came from the largest fifth of its members, while the strongest returns came from the smallest fifth. Although there wasn't a "the smaller the better" trend, the performance differential between the two extreme groups was dramatic.

--------------------------------------------------------------------------------

Small- and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

/3/The Lipper (VIP) Small-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
Stock Index Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

This Portfolio's consists primarily of the 500 stocks that comprise the Standard & Poor's 500 Index in approximately the same proportions they represent in the Index. The Portfolio aims to replicate the performance of the Standard & Poor's 500 Index, and tends to reflect the general trends of the overall U.S. equity market.


.. PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month     1-Year    3-Year   5-Year   10-Year
Stock Index Portfolio/1/                           -13.26%   -18.18%   -9.29%   3.47%    11.12%

S&P 500 Index/2/                                   -13.15%   -17.98%   -9.17%   3.67%    11.42%

Lipper (VIP) S&P 500 Index Funds Average/3/        -13.38%   -18.35%   -9.46%   3.40%    11.06%
-------------------------------------------------------------------------------------------------

Stock Index Portfolio inception date: 10/19/1987.

The Stock Index Portfolio declined 13.26% for the six-month period ended June 30, 2002, 12 basis points (hundredths of a percentage point) above its peer group Lipper Average. A very broad-based decline in the second quarter accounted for most of the fall. First quarter results were more mixed.

                                    [CHART]

                         $10,000 INVESTED OVER 10 YEARS


                                 Stock Index           S&P 500
                                  Portfolio             Index
                                  ---------             -----

             06/30/1992           10,000.00           10,000.00
             06/30/1993           11,311.30           11,360.59
             06/30/1994           11,434.84           11,519.70
             06/30/1995           14,364.23           14,518.13
             06/30/1996           18,044.14           18,289.89
             06/30/1997           24,201.52           24,632.87
             06/30/1998           31,388.55           32,065.02
             06/30/1999           38,463.48           39,359.31
             06/30/2000           41,138.58           42,214.23
             06/30/2001           35,081.87           35,957.21
             06/30/2002           28,705.20           29,493.77

  $28,705 Stock Index Portfolio
  $29,494 S&P 500 Index

.. PERFORMANCE REVIEW

Despite the steep S&P 500 Index fall in the first six months of 2002, investors were not indiscriminate, at least during the first half of the period. The decline masked a wide range of performances. The loss of confidence after the Enron, Tyco, and WorldCom debacles, to name three, lend investors to shy away from the stocks of any companies with very complicated financial statements. This hurt large companies that had grown by acquisition, such as General Electric, Citigroup, and American International Group, which together account for more than 7% of the S&P 500 capitalization.

The many positive economic signs didn't help telecommunications service companies, which trailed the market, or the firms that manufacture the equipment they use. Energy merchants, companies that constructed generating plants in strategically located sites where fuel was cheap and where they had the flexibility to sell power to the customers for whom it had the most value, also were brought down by high debt levels and guilt by association. In contrast, electric utilities had solid (if unspectacular) gains because their steady earnings stood out as a haven in this market. The information technology sector decline was broad. Corporate managers remain cautious and unwilling to commit to significant capital spending for technology because they continue to have difficulty predicting their earnings with any confidence.

Now for the good news. The materials sector overall rose by 5%, reflecting renewed economic growth. Metals and forest products had very strong returns. The best performing group was gold stocks. The decline of the broad health sector index was due to sharp share price declines in the biotechnology and drug industries because of clinical and regulatory setbacks. In contrast, health service industries, such as healthcare managers and hospitals, were among the strongest in the market. Earnings expectations for managed healthcare companies have been on a sharply rising course since 2001.

Some consumer stocks continued to benefit from the strength of consumer spending; the market was led by Big Lots and Dillards. TRW and Lockheed Martin stocks reflected the rocketing prospects of defense companies. The aerospace and defense group collectively notched a 15% gain.

--------------------------------------------------------------------------------
/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product changes. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Lipper (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2002
--------------------------------------------------------------------------------
Value Portfolio

.. MANAGED BY: DEUTSCHE ASSET MANAGEMENT, INC.; JENNISON ASSOCIATES LLC; and VICTORY CAPITAL MANAGEMENT

We believe that few corporations have pricing power (the ability to increase prices without losing sales) in the current environment, and so it is a particular challenge to increase profits. We continue to focus on sectors where excess production capacity has already been shut down, allowing companies to increase their prices and profit margins. These include some consumer cyclicals, industrials, energy firms, and basic materials producers. These were the best performing areas in the first quarter, and we expect them to lead the market for the rest of the year.


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------------------------------
                                                     Six                                       10-Year/
Average Annual Total Return Percentages(%)          Month     1-Year     3-Year     5-Year       Life
Value Portfolio: Class I/1/                         -10.65%   -13.22%     -1.28%       5.25%      11.73%

Value Portfolio: Class II/1/                        -10.83%   -13.57%       N/A         N/A      -13.12%

S&P 500 Index/2/                                    -13.15%   -17.98%     -9.17%       3.67%      11.42%

Russell 1000 Value Index/3/                          -4.78%    -8.95%     -2.92%       6.53%      12.98%

Lipper (VIP) Large-Cap Value Funds Average/4/        -8.42%   -13.20%     -4.51%       3.23%      11.03%

Lipper (VIP) Multi-Cap Value Funds Average/4/        -8.37%   -10.87%     -1.47%       5.01%      10.71%
--------------------------------------------------------------------------------------------------------


Value Portfolios Class I inception date: 2/19/1998. Class II inception date:
5/14/2001. Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios included in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

The Value Portfolio Class I returned -10.65% for the six-month period ended June 30, 2002, ahead of the S&P 500 Index return of -13.15%. The Portfolios's Class II shares returned -10.83% for the same period.

                                    [CHART]

                        $10,000 INVESTED OVER 10 YEARS*


                                   Value                S&P 500
                                 Portfolio               Index
                                 ---------               -----

             06/30/1992          10,000.00             10,000.00
             06/30/1993          12,564.40             11,360.59
             06/30/1994          13,155.63             11,519.70
             06/30/1995          15,386.17             14,518.13
             06/30/1996          17,566.36             18,289.89
             06/30/1997          23,466.79             24,632.87
             06/30/1998          29,990.29             32,065.02
             06/30/1999          31,507.28             39,359.31
             06/30/2000          28,383.75             42,214.23
             06/30/2001          34,932.75             35,957.21
             06/30/2002          30,315.13             29,493.77

             $30,315 Value Portfolio
            .$29,494 S&P 500 Index

.. PERFORMANCE REVIEW

Investors have been avoiding several large classes of stocks, including some sound companies whose stocks have been carried down with their groups. This has created some classic value opportunities, but investors continued to avoid these groups during this reporting period. The increased skepticism about corporate financial reporting has hurt the stocks of large companies that have grown by acquiring many other firms, including the Portfolio's holdings in Citigroup, American International Group (AIC), General Electric, and Tyco. The bankruptcy of Enron hurt other energy merchants that had high levels of debt, including our positions in Williams Companies and El Paso. The Portfolio's media and entertainment holdings, investment banks, and drug companies also were detractors, as were telecommunications and computer hardware companies.

On the positive side, the Portfolio had good positive returns on the health service companies Anethe, Humana, and HCA. Increased concern about oil and natural gas supply increased the value of companies with energy reserves, such as the Portfolio's positions in Talisman Energy and Amerada Hess. Gold stocks were among the market's strongest performers, and the Portfolio's positions in Freeport-McMoran Gold and Newmont Mining benefitted. Other natural resources stocks made positive contributions as well, including chemical and forest product companies.

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

/4/The Lipper (VIP) Large-Cap Value Funds Average and the Lipper (VIP) multi-Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

*The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. The Class II portfolios have an associated 12-b1 fee at the annual rate of 0.25% of the average daily net assets of the Class II portfolio and a 0.15% administration fee.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
Zero Coupon Bond Portfolio - 2005

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

"Recent economic data have not supplied the Fed with any impetus to abandon its wait-and-see approach to U.S. monetary policy. The Fed may continue to leave short-term interest rates unchanged throughout the third quarter of 2002, if not the year-end.

"We believe the U.S. Treasury market will remain range-bound until the economic picture becomes clearer. Longer term, if the economic recovery unfolds as anticipated, we expect market interest rates to rise and the slope of the Treasury yield curve to become flatter. (The yield curve is a graphic depiction of yields on the shortest to the longest Treasuries.)"


.. PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month     1-Year    3-Year   5-Year   10-Year
Zero Coupon Bond Portfolio - 2005/1/                3.88%     9.24%     8.28%    8.10%    9.10%

Lehman Brothers Govt. Bond Index/2/                 3.78%     8.81%     8.03%    7.64%    7.31%

Lipper (VIP) Target Maturity Funds Average/3/       5.09%     9.87%     8.43%    8.50%    9.58%
-------------------------------------------------------------------------------------------------

Zero Coupon Bond Portfolio - 2005 inception date: 5/1/1989.

The Zero Coupon Bond Portfolio - 2005 returned 3.88%, and underperformed its Lipper Average for the six-month period ended June 30, 2002.

Because the Portfolio's anticipated liquidation date is November 15, 2005, it could not take advantage of the sharper price gains that occurred on debt securities with slightly longer maturities.

                                    [CHART]

                         $10,000 INVESTED OVER 10 YEARS


                               Zero Coupon Bond    Lehman Brothers
                               Portfolio - 2005    Govt. Bond Index
                               ----------------    ----------------

             06/30/1992           10,000.00           10,000.00
             06/30/1993           12,866.91           11,290.11
             06/30/1994           12,087.25           11,139.21
             06/30/1995           14,592.35           12,482.49
             06/30/1996           14,932.38           13,045.76
             06/30/1997           16,184.46           14,010.77
             06/30/1998           18,426.57           15,586.99
             06/30/1999           18,821.21           16,062.32
             06/30/2000           19,559.42           16,866.29
             06/30/2001           21,871.85           18,609.12
             06/30/2002           23,893.20           20,248.80

  $23,893 Zero Coupon Bond Portfolio - 2005
  $20,249 Lehman Brothers Govt. Bond Index

.. PERFORMANCE REVIEW

Signs of slower economic growth in the United States during the second quarter of 2002, a bearish stock market dragged lower by accounting scandals, and growing tensions in the Middle East fueled a flight to quality into U.S. Treasury securities and federal agency securities. As a result, prices of these securities rallied, which pushed their yields lower.

The Portfolio was helped by its considerable exposure to federal agency zero coupon bonds, which were also in demand because they yielded more than comparable Treasuries. However, the Portfolio underperformed its Lipper Average as it had a somewhat shorter-than-average duration than certain funds in its peer group that can invest in slightly longer-term zero coupon bonds. (Duration is a measure of a fund's sensitivity to changes in the level of interest rates.) In a declining interest-rate environment, having a longer duration enables a fund to benefit more fully from the rally in bond prices.

--------------------------------------------------------------------------------
/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years.

/3/The Lipper (VIP) Target Maturity Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

                        --------------------------------
                        CONSERVATIVE BALANCED PORTFOLIO
                        --------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

ASSETS
 Investments, at value (cost $3,803,353,815)................ $3,573,183,633
 Receivable for investments sold............................    220,966,825
 Dividends and interest receivable..........................     15,728,804
 Receivable for securities lending income...................      3,387,388
 Due from broker -- variation margin........................        325,091
 Receivable for capital stock sold..........................        264,609
 Deferred expenses..........................................          2,885
                                                             --------------
   Total assets.............................................  3,813,859,235
                                                             --------------
LIABILITIES
 Payable for investments purchased..........................    624,140,823
 Collateral for securities on loan..........................    229,470,082
 Payable for capital stock repurchased......................      1,815,597
 Management fee payable.....................................      1,364,058
 Accrued expenses and other liabilities.....................        751,167
 Securities lending rebate payable..........................        333,488
 Due to broker -- variation margin..........................         32,300
 Payable to securities lending agent........................         14,202
                                                             --------------
   Total liabilities........................................    857,921,717
                                                             --------------
NET ASSETS.................................................. $2,955,937,518
                                                             ==============
 Net assets were comprised of:
   Common stock, at $0.01 par value......................... $    2,301,504
   Paid-in capital in excess of par.........................  3,195,040,523
                                                             --------------
                                                              3,197,342,027
 Undistributed net investment income........................     39,462,677
 Accumulated net realized loss on investments...............    (44,972,619)
 Net unrealized depreciation on investments.................   (235,894,567)
                                                             --------------
 Net assets, June 30, 2002.................................. $2,955,937,518
                                                             ==============
Net asset value and redemption price per share,
 $2,955,937,518 / 230,150,433 outstanding shares of common
 stock (authorized 740,000,000 shares)...................... $        12.84
                                                             ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

INVESTMENT INCOME
 Interest................................................... $  36,858,838
 Dividends (net of $62,423 foreign withholding tax).........    11,369,968
 Income from securities loaned, net.........................       453,433
                                                             -------------
                                                                48,682,239
                                                             -------------
EXPENSES
 Management fee.............................................     8,669,546
 Shareholders' reports......................................       248,000
 Custodian's fees and expenses..............................       212,000
 Audit fee..................................................        39,000
 Commitment fee on syndicated credit agreement..............        15,000
 Directors' fees............................................        14,000
 Legal fees and expenses....................................         9,000
 Transfer agent's fees and expenses.........................         2,000
 Miscellaneous..............................................        21,383
                                                             -------------
   Total expenses...........................................     9,229,929
 Less: custodian fee credit.................................       (10,465)
                                                             -------------
   Net expenses.............................................     9,219,464
                                                             -------------
NET INVESTMENT INCOME.......................................    39,462,775
                                                             -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Net realized loss on:
   Investments..............................................   (31,254,091)
   Futures..................................................    (7,596,600)
                                                             -------------
                                                               (38,850,691)
                                                             -------------
 Net change in unrealized appreciation (depreciation) on:
   Investments..............................................  (179,954,511)
   Futures..................................................    (9,045,353)
                                                             -------------
                                                              (188,999,864)
                                                             -------------
NET LOSS ON INVESTMENTS.....................................  (227,850,555)
                                                             -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........ $(188,387,780)
                                                             =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                             Six Months Ended    Year Ended
                                                              June 30, 2002   December 31, 2001
                                                             ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income......................................  $   39,462,775   $  105,097,945
 Net realized gain (loss) on investments....................     (38,850,691)      37,892,823
 Net change in unrealized appreciation (depreciation) on
   investments..............................................    (188,999,864)    (220,427,190)
                                                              --------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.......    (188,387,780)     (77,436,422)
                                                              --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.......................              --     (114,129,388)
 Distributions from net realized capital gains..............      (8,002,898)     (36,762,195)
                                                              --------------   --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS..........................      (8,002,898)    (150,891,583)
                                                              --------------   --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [5,237,771 and 3,551,424 shares,
   respectively]............................................      70,664,069       50,124,715
 Capital stock issued in reinvestment of dividends and
   distributions [588,881 and 10,903,520 shares,
   respectively]............................................       8,002,898      150,891,583
 Capital stock repurchased [(13,782,569) and (30,262,884)
   shares, respectively]....................................    (186,014,137)    (427,300,298)
                                                              --------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
 TRANSACTIONS...............................................    (107,347,170)    (226,284,000)
                                                              --------------   --------------
TOTAL DECREASE IN NET ASSETS................................    (303,737,848)    (454,612,005)
NET ASSETS:
 Beginning of period........................................   3,259,675,366    3,714,287,371
                                                              --------------   --------------
 End of period (a)..........................................  $2,955,937,518   $3,259,675,366
                                                              ==============   ==============
 (a) Includes undistributed net investment income of:.......  $   39,462,677               --
                                                              ==============   ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                           ---------------------------
                           DIVERSIFIED BOND PORTFOLIO
                           ---------------------------


STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

   ASSETS
     Investments, at value (cost $1,901,456,568)............ $1,912,549,824
     Foreign currency, at value (cost: $47).................             51
     Cash...................................................        590,317
     Receivable for investments sold........................    277,186,139
     Dividends and interest receivable......................     18,636,876
     Receivable for securities lending income...............         98,784
     Receivable for capital stock sold......................        171,768
     Unrealized appreciation on forward foreign currency
      contracts.............................................          4,070
     Prepaid expenses.......................................          1,305
                                                             --------------
      Total assets..........................................  2,209,239,134
                                                             --------------
   LIABILITIES
     Payable for investments purchased......................    664,452,136
     Collateral for securities on loan......................     72,148,054
     Payable for capital stock repurchased..................      7,132,492
     Unrealized depreciation on forward foreign currency
      contracts.............................................      1,353,926
     Management fee payable.................................        485,712
     Accrued expenses and other liabilities.................        206,227
     Securities lending rebate payable......................        153,469
     Due to broker -- variation margin......................         36,196
     Payable to securities lending agent....................          6,689
     Deferred director's fees payable.......................          6,373
                                                             --------------
      Total liabilities.....................................    745,981,274
                                                             --------------
   NET ASSETS............................................... $1,463,257,860
                                                             ==============
     Net assets were comprised of:
      Common stock, at $0.01 par value...................... $    1,391,360
      Paid-in capital in excess of par......................  1,520,837,304
                                                             --------------
                                                              1,522,228,664
     Distributions in excess of net investment income.......       (468,966)
     Accumulated net realized loss on investments...........    (69,510,479)
     Net unrealized appreciation on investments and foreign
      currencies............................................     11,008,641
                                                             --------------
     Net assets, June 30, 2002.............................. $1,463,257,860
                                                             ==============
   Net asset value and redemption price per share,
    $1,463,257,860 / 139,136,040 outstanding shares of
    common stock (authorized 340,000,000 shares)............ $        10.52
                                                             ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
     Interest................................................. $ 43,025,542
     Income from securities loaned, net.......................      408,818
                                                               ------------
                                                                 43,434,360
                                                               ------------
   EXPENSES
     Management fee...........................................    2,841,407
     Shareholders' reports....................................      112,000
     Custodian's fees and expenses............................       92,000
     Audit fee................................................       14,000
     Directors' fees..........................................       12,000
     Commitment fee on syndicated credit agreement............        7,900
     Legal fees and expenses..................................        4,000
     Transfer agent's fees and expenses.......................        1,900
     Miscellaneous............................................       10,417
                                                               ------------
      Total expenses..........................................    3,095,624
     Less: custodian fee credit...............................      (11,975)
                                                               ------------
      Net expenses............................................    3,083,649
                                                               ------------
   NET INVESTMENT INCOME......................................   40,350,711
                                                               ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized loss on:
      Investments.............................................  (19,016,623)
      Futures.................................................     (923,087)
      Foreign currencies......................................   (2,916,617)
                                                               ------------
                                                                (22,856,327)
                                                               ------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................    3,826,162
      Futures.................................................    1,883,363
      Foreign currencies......................................   (1,465,594)
                                                               ------------
                                                                  4,243,931
                                                               ------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (18,612,396)
                                                               ------------
   NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $ 21,738,315
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $   40,350,711   $   86,941,182
 Net realized loss on investments and foreign
   currencies..........................................     (22,856,327)      (3,252,991)
 Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies...............       4,243,931        5,233,740
                                                         --------------   --------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..      21,738,315       88,921,931
                                                         --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income..................    (127,577,406)     (83,748,940)
                                                         --------------   --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................    (127,577,406)     (83,748,940)
                                                         --------------   --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [13,304,660 and 20,266,550 shares,
   respectively].......................................     145,173,244      237,445,375
 Capital stock issued in reinvestment of dividends and
   distributions [11,950,411 and 7,262,307 shares,
   respectively].......................................     127,577,406       83,748,940
 Capital stock repurchased [(9,442,166) and
   (16,727,741) shares, respectively]..................    (104,313,796)    (195,468,888)
                                                         --------------   --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS....................................     168,436,854      125,725,427
                                                         --------------   --------------
TOTAL INCREASE IN NET ASSETS...........................      62,597,763      130,898,418
NET ASSETS:
 Beginning of period...................................   1,400,660,097    1,269,761,679
                                                         --------------   --------------
 End of period (a).....................................  $1,463,257,860   $1,400,660,097
                                                         ==============   ==============
 (a) Includes undistributed net investment income of:..  $           --   $   86,757,729
                                                         ==============   ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                                -----------------
                                EQUITY PORTFOLIO
                                -----------------


STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

   ASSETS
    Investments, at value (cost $4,401,613,446).............. $3,959,749,219
    Foreign currency, at value (cost: $703,976)..............        711,253
    Cash.....................................................        152,838
    Receivable for investments sold..........................     25,166,773
    Dividends and interest receivable........................      3,556,421
    Receivable for capital stock sold........................      1,820,110
    Deferred expenses and other assets.......................          3,836
                                                              --------------
      Total assets...........................................  3,991,160,450
                                                              --------------
   LIABILITIES
    Payable for investments purchased........................     23,822,891
    Payable for capital stock repurchased....................      1,748,891
    Management fee payable...................................      1,511,086
    Accrued expenses and other liabilities...................        303,834
    Due to broker -- variation margin........................         33,278
    Withholding tax payable..................................            863
    Distribution fee payable.................................            106
    Administration fee payable...............................             64
                                                              --------------
      Total liabilities......................................     27,421,013
                                                              --------------
   NET ASSETS................................................ $3,963,739,437
                                                              ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value....................... $    2,192,364
      Paid-in capital in excess of par.......................  4,801,595,536
                                                              --------------
                                                               4,803,787,900
    Undistributed net investment income......................     17,381,255
    Accumulated net realized loss on investments.............   (414,932,798)
    Net unrealized depreciation on investments and foreign
      currencies.............................................   (442,496,920)
                                                              --------------
    Net assets, June 30, 2002................................ $3,963,739,437
                                                              ==============
   Class I:
   Net asset value and redemption price per
    share, $3,963,244,603 / 219,208,990 outstanding shares
    of common stock (authorized 590,000,000 shares).......... $        18.08
                                                              ==============
   Class II:
   Net asset value and redemption price per share, $494,834
    / 27,412 outstanding shares of common stock (authorized
    10,000,000 shares)....................................... $        18.05
                                                              ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
    Dividends (net of $347,812 foreign withholding tax)...... $  26,321,477
    Interest.................................................     1,766,075
                                                              -------------
                                                                 28,087,552
                                                              -------------
   EXPENSES
    Management fee...........................................     9,892,311
    Distribution fee -- Class II.............................           847
    Administration fee -- Class II...........................           508
    Shareholders' reports....................................       523,000
    Custodian's fees and expenses............................       160,000
    Audit fee................................................        43,000
    Directors' fees..........................................        18,000
    Commitment fee on syndicated credit agreement............        18,000
    Legal fees and expenses..................................        10,000
    Transfer agent's fees and expenses.......................         3,100
    Miscellaneous............................................        38,905
                                                              -------------
      Total expenses.........................................    10,707,671
    Less: custodian fee credit...............................        (1,625)
                                                              -------------
      Net expenses...........................................    10,706,046
                                                              -------------
   NET INVESTMENT INCOME.....................................    17,381,506
                                                              -------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
   FOREIGN CURRENCIES
    Net realized loss on:
      Investments............................................  (192,804,492)
      Futures................................................    (2,533,491)
      Foreign currencies.....................................       (42,376)
                                                              -------------
                                                               (195,380,359)
                                                              -------------
    Net change in unrealized appreciation (depreciation) on:
      Investments............................................  (353,185,511)
      Futures................................................      (957,845)
      Foreign currencies.....................................        (1,702)
                                                              -------------
                                                               (354,145,058)
                                                              -------------
   NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES............  (549,525,417)
                                                              -------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...... $(532,143,911)
                                                              =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $   17,381,506   $    41,995,448
 Net realized loss on investments and foreign
   currencies..........................................    (195,380,359)     (198,295,232)
 Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies...............    (354,145,058)     (464,959,296)
                                                         --------------   ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..    (532,143,911)     (621,259,080)
                                                         --------------   ---------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I.............................................      (1,025,823)      (40,962,632)
   Class II............................................              --            (6,403)
                                                         --------------   ---------------
                                                             (1,025,823)      (40,969,035)
                                                         --------------   ---------------
 Distributions from net realized capital gains
   Class I.............................................              --      (265,305,843)
   Class II............................................              --          (118,898)
                                                         --------------   ---------------
                                                                     --      (265,424,741)
                                                         --------------   ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................      (1,025,823)     (306,393,776)
                                                         --------------   ---------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [6,963,385 and 6,932,221 shares,
   respectively].......................................     138,530,930       148,169,727
 Capital stock issued in reinvestment of dividends and
   distributions [51,214 and 13,872,222 shares,
   respectively].......................................       1,025,823       306,393,776
 Capital stock repurchased [(13,142,102) and
   (26,225,122) shares, respectively]..................    (259,566,929)     (564,499,707)
                                                         --------------   ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS....................................    (120,010,176)     (109,936,204)
                                                         --------------   ---------------
TOTAL DECREASE IN NET ASSETS...........................    (653,179,910)   (1,037,589,060)
NET ASSETS:
 Beginning of period...................................   4,616,919,347     5,654,508,407
                                                         --------------   ---------------
 End of period (a).....................................  $3,963,739,437   $ 4,616,919,347
                                                         ==============   ===============
 (a) Includes undistributed net investment income of:..  $   17,381,255   $     1,025,572
                                                         ==============   ===============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                           ---------------------------
                           FLEXIBLE MANAGED PORTFOLIO
                           ---------------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

    ASSETS
     Investments at value (cost $4,384,007,318)............ $4,079,968,492
     Receivable for investments sold.......................    184,005,271
     Dividends and interest receivable.....................     12,903,486
     Due from broker -- variation margin...................      1,130,425
     Receivable for capital stock sold.....................        463,438
     Receivable for securities lending income..............        395,989
     Deferred expenses and other assets....................          3,374
                                                            --------------
       Total assets........................................  4,278,870,475
                                                            --------------
    LIABILITIES
     Payable for investments purchased.....................    502,085,171
     Collateral for securities on loan.....................    219,415,047
     Management fee payable................................      1,795,880
     Payable for capital stock repurchased.................      1,185,442
     Accrued expenses and other liabilities................        940,933
     Payable to custodian..................................        582,077
     Securities lending rebate payable.....................        323,046
     Payable to securities lending agent...................         18,236
                                                            --------------
       Total liabilities...................................    726,345,832
                                                            --------------
    NET ASSETS............................................. $3,552,524,643
                                                            ==============
     Net assets were comprised of:
       Common stock, at $0.01 par value.................... $    2,659,388
       Paid-in capital in excess of par....................  4,067,504,694
                                                            --------------
                                                             4,070,164,082
     Undistributed net investment income...................     36,284,700
     Accumulated net realized loss on investments..........   (237,692,024)
     Net unrealized depreciation on investments............   (316,232,115)
                                                            --------------
     Net assets, June 30, 2002............................. $3,552,524,643
                                                            ==============
    Net asset value and redemption price per
     share $3,552,524,643 / 265,938,757 outstanding shares
     of common stock (authorized 740,000,000 shares)....... $        13.36
                                                            ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

     INVESTMENT INCOME
      Dividends (net of $88,979 foreign withholding tax).... $  14,443,531
      Interest..............................................    33,197,748
      Income from securities loaned, net....................       511,722
                                                             -------------
                                                                48,153,001
                                                             -------------
     EXPENSES
      Management fee........................................    11,384,354
      Custodian's fees and expenses.........................       198,000
      Shareholders' reports.................................       176,000
      Audit fee.............................................        47,000
      Commitment fee on syndicated credit agreement.........        29,000
      Directors' fees.......................................        15,000
      Legal fees and expenses...............................         8,400
      Transfer agent's fees and expenses....................         3,300
      Miscellaneous.........................................        24,721
                                                             -------------
        Total expenses......................................    11,885,775
      Less: custodian fee credit............................       (17,474)
                                                             -------------
        Net expenses........................................    11,868,301
                                                             -------------
     NET INVESTMENT INCOME..................................    36,284,700
                                                             -------------
     NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
      Net realized loss on:
        Investments.........................................   (23,036,309)
        Futures.............................................    (9,274,118)
                                                             -------------
                                                               (32,310,427)
                                                             -------------
      Net change in unrealized depreciation on:
        Investments.........................................  (253,191,745)
        Futures.............................................   (24,095,580)
                                                             -------------
                                                              (277,287,325)
                                                             -------------
     NET LOSS ON INVESTMENTS................................  (309,597,752)
                                                             -------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS... $(273,313,052)
                                                             =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $   36,284,700   $  107,152,943
 Net realized loss on investments and foreign
   currencies..........................................     (32,310,427)    (195,796,126)
 Net change in unrealized depreciation on investments
   and foreign currencies..............................    (277,287,325)    (160,850,715)
                                                         --------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..    (273,313,052)    (249,493,898)
                                                         --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income..................    (106,760,860)    (152,930,076)
 Distributions from net realized capital gains.........              --      (59,783,919)
                                                         --------------   --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................    (106,760,860)    (212,713,995)
                                                         --------------   --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [5,773,360 and 3,603,080 shares,
   respectively].......................................      83,621,901       55,512,751
 Capital stock issued in reinvestment of dividends and
   distributions [7,434,600 and 13,962,157 shares,
   respectively].......................................     106,760,860      212,713,995
 Capital stock repurchased [(10,714,092) and
   (24,144,277) shares, respectively]..................    (154,388,715)    (373,194,958)
                                                         --------------   --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS............................      35,994,046     (104,968,212)
                                                         --------------   --------------
TOTAL DECREASE IN NET ASSETS...........................    (344,079,866)    (567,176,105)
NET ASSETS:
 Beginning of period...................................   3,896,604,509    4,463,780,614
                                                         --------------   --------------
 End of period (a).....................................  $3,552,524,643   $3,896,604,509
                                                         ==============   ==============
 (a) Includes undistributed net investment income of:..  $   36,284,700   $  106,760,860
                                                         ==============   ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                                -----------------
                                GLOBAL PORTFOLIO
                                -----------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

ASSETS
  Investments at value (cost $748,510,935)............... $ 686,876,632
  Foreign currency, at value (cost $12,057,239)..........    12,562,344
  Receivable for investments sold........................     6,021,820
  Dividends and interest receivable......................       905,182
  Receivable for capital stock sold......................       156,869
  Receivable for securities lending income...............        23,152
  Forward foreign currency contracts receivable..........         2,965
  Deferred expenses and other assets.....................           714
                                                          -------------
   Total assets..........................................   706,549,678
                                                          -------------
LIABILITIES
  Collateral for securities on loan......................    71,951,333
  Payable for capital stock repurchased..................     3,075,714
  Payable for investments purchased......................     2,057,811
  Unrealized depreciation on interest rate swaps.........       651,874
  Accrued expenses and other liabilities.................       396,302
  Management fee payable.................................       394,758
  Payable to custodian...................................       231,361
  Payable to securities lending agent....................        54,294
  Withholding tax payable................................        35,631
  Securities lending rebate payable......................        19,889
  Forward foreign currency contracts payable.............         7,823
                                                          -------------
   Total liabilities.....................................    78,876,790
                                                          -------------
NET ASSETS............................................... $ 627,672,888
                                                          =============
  Net assets were comprised of:
   Common stock, at $0.01 par value...................... $     480,086
   Paid-in capital in excess of par......................   885,764,100
                                                          -------------
                                                            886,244,186
  Undistributed net investment income....................     2,022,317
  Accumulated net realized loss on investments...........  (198,827,131)
  Net unrealized depreciation on investments and foreign
   currencies............................................   (61,766,484)
                                                          -------------
  Net assets, June 30, 2002.............................. $ 627,672,888
                                                          =============
Net asset value and redemption price per share,
 $627,672,888 / 48,008,602 outstanding shares of
 common stock (authorized 140,000,000 shares)............ $       13.07
                                                          =============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

INVESTMENT INCOME
  Dividends (net of $390,806 foreign withholding tax)...... $   4,912,435
  Interest.................................................       285,284
  Income from securities loaned, net.......................       396,065
                                                            -------------
                                                                5,593,784
                                                            -------------
EXPENSES
  Management fee...........................................     2,959,301
  Custodian's fees and expenses............................       223,000
  Shareholders' reports....................................       110,000
  Audit fee................................................        13,000
  Directors' fees..........................................         6,000
  Commitment fee on syndicated credit agreement............         4,300
  Transfer agent's fees and expenses.......................         3,500
  Legal fees and expenses..................................         2,800
  Miscellaneous............................................         7,394
                                                            -------------
   Total expenses..........................................     3,329,295
  Less: custodian fee credit...............................        (6,868)
                                                            -------------
   Net expenses............................................     3,322,427
                                                            -------------
NET INVESTMENT INCOME......................................     2,271,357
                                                            -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized loss on:
   Investments.............................................   (60,947,732)
   Foreign currencies......................................      (976,505)
   Interest rate swaps.....................................    (1,373,666)
                                                            -------------
                                                              (63,297,903)
                                                            -------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (46,165,340)
   Foreign currencies......................................       615,044
   Interest rate swaps.....................................       (66,295)
                                                            -------------
                                                              (45,616,591)
                                                            -------------
NET LOSS ON INVESTMENTS AND FOREIGN
CURRENCIES.................................................  (108,914,494)
                                                            -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS................................................. $(106,643,137)
                                                            =============

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $   2,271,357    $    5,789,796
 Net realized loss on investments and foreign
   currencies..........................................    (63,297,903)     (123,791,727)
 Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies...............    (45,616,591)      (82,268,593)
                                                         -------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..   (106,643,137)     (200,270,524)
                                                         -------------    --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income..................     (7,749,158)       (3,409,968)
 Distributions from net realized capital gains.........             --      (228,950,076)
                                                         -------------    --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................     (7,749,158)     (232,360,044)
                                                         -------------    --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [10,736,330 and 28,874,970 shares,
   respectively].......................................    154,914,293       504,076,307
 Capital stock issued in reinvestment of dividends and
   distributions 531,857 and 13,035,663 shares,
   respectively].......................................      7,749,158       232,360,044
 Capital stock repurchased [(21,155,662) and
   (34,076,083) shares, respectively]..................   (305,620,262)     (600,916,991)
                                                         -------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS............................   (142,956,811)      135,519,360
                                                         -------------    --------------
TOTAL DECREASE IN NET ASSETS...........................   (257,349,106)     (297,111,208)
NET ASSETS:
 Beginning of period...................................    885,021,994     1,182,133,202
                                                         -------------    --------------
 End of period (a).....................................  $ 627,672,888    $  885,021,994
                                                         =============    ==============
 (a) Includes undistributed net investment income of:..  $   2,022,317    $    7,500,118
                                                         =============    ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                          ----------------------------
                          GOVERNMENT INCOME PORTFOLIO
                          ----------------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

      ASSETS
        Investments, at value (cost $723,558,527)............ $736,562,928
        Receivable for investments sold......................   65,780,823
        Interest receivable..................................    4,290,237
        Receivable for securities lending income.............      195,689
        Receivable for capital stock sold....................      789,184
        Prepaid assets.......................................          286
                                                              ------------
         Total assets........................................  807,619,147
                                                              ------------
      LIABILITIES
        Payable for investments purchased....................  203,459,907
        Collateral for securities on loan....................  101,651,323
        Management fee payable...............................      170,024
        Securities lending rebate payable....................      165,407
        Accrued expenses and other liabilities...............       64,368
        Due to broker -- variation margin....................        7,734
        Payable to securities lending agent..................        7,570
        Payable for capital stock repurchased................        7,234
        Payable to custodian.................................        4,084
        Deferred trustees' fee payable.......................        2,812
                                                              ------------
         Total liabilities...................................  305,540,463
                                                              ------------
      NET ASSETS............................................. $502,078,684
                                                              ============
        Net assets were comprised of:
         Common stock, at $0.01 par value.................... $    421,868
         Paid-in capital in excess of par....................  486,438,050
                                                              ------------
                                                               486,859,918
        Undistributed net investment income..................       22,893
        Accumulated net realized gain on investments.........    1,329,111
        Net unrealized appreciation on investments...........   13,866,762
                                                              ------------
        Net assets, June 30, 2002............................ $502,078,684
                                                              ============
      Net asset value and redemption price per share,
       $502,078,684 / 42,186,818 outstanding shares of common
       stock (authorized 130,000,000 shares)................. $      11.90
                                                              ============


STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

         INVESTMENT INCOME
           Interest...................................... $ 9,879,218
           Income from securities loaned, net............     112,774
                                                          -----------
                                                            9,991,992
                                                          -----------
         EXPENSES
           Management fee................................     806,944
           Custodian's fees and expenses.................      48,000
           Shareholders' reports.........................      22,000
           Audit fee.....................................       6,300
           Directors' fees...............................       5,000
           Transfer agent's fees and expenses............       1,700
           Legal fees and expenses.......................       1,700
           Commitment fee on syndicated credit agreement.       1,500
           Miscellaneous.................................       2,975
                                                          -----------
            Total expenses...............................     896,119
           Less: custodian fee credit....................      (9,956)
                                                          -----------
            Net expenses.................................     886,163
                                                          -----------
         NET INVESTMENT INCOME...........................   9,105,829
                                                          -----------
         NET REALIZED AND UNREALIZED GAIN (LOSS) ON
         INVESTMENTS
           Net realized gain (loss) on:
            Investments..................................   4,465,405
            Futures......................................    (938,756)
                                                          -----------
                                                            3,526,649
                                                          -----------
           Net change in unrealized appreciation on:
            Investments..................................   5,223,337
            Futures......................................   1,064,570
                                                          -----------
                                                            6,287,907
                                                          -----------
         NET GAIN ON INVESTMENTS.........................   9,814,556
                                                          -----------
         NET INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS...................................... $18,920,385
                                                          ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income.................................   $  9,105,829     $ 16,793,574
 Net realized gain on investments......................      3,526,649        4,194,866
 Net change in unrealized appreciation on investments..      6,287,907        2,282,740
                                                          ------------     ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..     18,920,385       23,271,180
                                                          ------------     ------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income..................    (26,239,437)     (17,801,024)
 Distributions from net realized capital gains.........     (2,221,005)              --
                                                          ------------     ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................    (28,460,442)     (17,801,024)
                                                          ------------     ------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [18,851,208 and 3,823,260 shares,
   respectively].......................................    226,184,907       47,281,183
 Capital stock issued in reinvestment of dividends and
   distributions [2,408,863 and 1,463,289 shares,
   respectively].......................................     28,460,442       17,801,024
 Capital stock repurchased [(4,443,088) and
   (4,161,954) shares, respectively]...................    (54,035,750)     (51,013,256)
                                                          ------------     ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS....................................    200,609,599       14,068,951
                                                          ------------     ------------
TOTAL INCREASE IN NET ASSETS...........................    191,069,542       19,539,107
NET ASSETS:
 Beginning of period...................................    311,009,142      291,470,035
                                                          ------------     ------------
 End of period (a).....................................   $502,078,684     $311,009,142
                                                          ============     ============
 (a) Includes undistributed net investment income of:..   $     22,893     $ 17,156,501
                                                          ============     ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                           --------------------------
                           HIGH YIELD BOND PORTFOLIO
                           --------------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

      ASSETS
        Investments, at value (cost $1,136,321,435)...... $  983,202,378
        Cash.............................................      2,160,552
        Dividends and interest receivable................     20,438,851
        Receivable for investments sold..................      1,708,674
        Receivable for securities lending income.........        139,703
        Receivable for capital stock sold................         40,133
        Deferred expenses and other assets...............            538
                                                          --------------
         Total assets....................................  1,007,690,829
                                                          --------------
      LIABILITIES
        Collateral for securities on loan................     75,969,962
        Payable for investments purchased................      6,146,736
        Payable for capital stock repurchased............        549,805
        Management fee payable...........................        419,521
        Accrued expenses and other liabilities...........        138,290
        Securities lending rebate payable................         73,506
        Payable to securities lending agent..............         16,550
        Deferred Directors' fee payable..................          4,089
                                                          --------------
         Total liabilities...............................     83,318,459
                                                          --------------
      NET ASSETS......................................... $  924,372,370
                                                          ==============
        Net assets were comprised of:
         Common stock, at $0.01 par value................ $    1,992,845
         Paid-in capital in excess of par................  1,332,159,344
                                                          --------------
                                                           1,334,152,189
        Distributions in excess of net investment income.     (1,577,169)
        Accumulated net realized loss on investments.....   (255,083,593)
        Net unrealized depreciation on investments.......   (153,119,057)
                                                          --------------
        Net assets, June 30, 2002........................ $  924,372,370
                                                          ==============
      Net asset value and redemption price per share,
       $924,372,370 / 199,284,515 outstanding shares of   $         4.64
       common stock (authorized 390,000,000 shares)...... ==============


STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

     INVESTMENT INCOME
       Interest............................................. $ 36,032,540
       Dividends............................................    2,398,094
       Income from securities loaned, net...................      228,503
                                                             ------------
                                                               38,659,137
                                                             ------------
     EXPENSES
       Management fee.......................................    2,170,673
       Custodian's fees and expenses........................       82,000
       Shareholders' reports................................       65,000
       Audit fee............................................        9,100
       Directors' fees......................................        9,100
       Legal fees and expenses..............................        5,000
       Commitment fee on syndicated credit agreement........        3,200
       Transfer agent's fees and expenses...................        2,600
       Miscellaneous........................................        4,695
                                                             ------------
        Total expenses......................................    2,351,368
       Less: custodian fee credit...........................       (6,575)
                                                             ------------
        Net expenses........................................    2,344,793
                                                             ------------
     NET INVESTMENT INCOME..................................   36,314,344
                                                             ------------
     NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS
       Net realized loss on investments.....................  (45,381,556)
       Net change in unrealized depreciation on investments.  (15,337,205)
                                                             ------------
     NET LOSS ON INVESTMENTS................................  (60,718,761)
                                                             ------------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................................. $(24,404,417)
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $  36,314,344     $  71,928,840
 Net realized loss on investments......................    (45,381,556)      (87,638,249)
 Net change in unrealized depreciation on investments..    (15,337,205)       12,117,544
                                                         -------------     -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..    (24,404,417)       (3,591,865)
                                                         -------------     -------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income..................   (109,820,351)      (76,479,091)
                                                         -------------     -------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [67,170,501 and 19,870,429 shares,
   respectively].......................................    353,292,287       115,194,310
 Capital stock issued in reinvestment of dividends and
   distributions [22,202,391 and 13,545,200 shares
   respectively].......................................    109,820,351        76,479,091
 Capital stock repurchased [(11,515,824) and
   (19,703,634) shares, respectively]..................    (60,325,189)     (117,128,504)
                                                         -------------     -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS....................................    402,787,449        74,544,897
                                                         -------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS................    268,562,681        (5,526,059)
NET ASSETS:
 Beginning of period...................................    655,809,689       661,335,748
                                                         -------------     -------------
 End of period (a).....................................  $ 924,372,370     $ 655,809,689
                                                         =============     =============
 (a) Includes undistributed net investment income of:..             --     $  71,928,838
                                                         =============     =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                               -------------------
                               JENNISON PORTFOLIO
                               -------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

 ASSETS
   Investments at value (cost $1,986,450,680)................. $1,795,578,737
   Foreign currency, at value (cost $127,734).................         92,977
   Receivable for investments sold............................     17,524,387
   Receivable for capital stock sold..........................      3,183,832
   Dividends and interest receivable..........................      1,024,816
   Deferred expenses and other assets.........................          1,731
   Receivable for securities lending income...................            866
   Unrealized appreciation on forward foreign currency
    contracts.................................................            378
                                                               --------------
    Total assets..............................................  1,817,407,724
                                                               --------------
 LIABILITIES
   Payable for investments purchased..........................     18,835,586
   Unrealized depreciation on interest rate swaps.............      1,783,742
   Payable for capital stock repurchased......................      1,223,236
   Management fee payable.....................................        915,614
   Accrued expenses and other liabilities.....................        559,506
   Swap interest payable......................................         45,128
   Distribution fee payable...................................         15,478
   Administration fee payable.................................          9,208
   Payable to securities lending agent........................            217
                                                               --------------
    Total liabilities.........................................     23,387,715
                                                               --------------
 NET ASSETS................................................... $1,794,020,009
                                                               ==============
   Net assets were comprised of:
    Common stock, at $0.01 par value.......................... $    1,190,266
    Paid-in capital in excess of par..........................  2,888,343,343
                                                               --------------
                                                                2,889,533,609
   Undistributed net investment income........................      1,316,725
   Accumulated net realized loss on investments...............   (904,141,184)
   Net unrealized depreciation on investments and foreign
    currencies................................................   (192,689,141)
                                                               --------------
   Net assets, June 30, 2002.................................. $1,794,020,009
                                                               ==============
 Class I:
 Net asset value and redemption price per share,
  $1,736,457,674 / 115,177,355 outstanding shares of
  common stock (authorized 240,000,000 shares)................ $        15.08
                                                               ==============
 Class II:
 Net asset value and redemption price per share, $57,562,335 /
  3,849,286 outstanding shares of common stock (authorized
  20,000,000 shares).......................................... $        14.95
                                                               ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
     Dividends (net of $86,645 foreign withholding tax)....... $   7,357,682
     Interest.................................................       497,783
     Income from securities loaned, net.......................        38,417
                                                               -------------
                                                                   7,893,882
                                                               -------------
   EXPENSES
     Management fee...........................................     6,228,559
     Distribution fee -- Class II.............................        69,548
     Administration fee -- Class II...........................        41,729
     Shareholders' reports....................................        98,000
     Custodian's fees and expenses............................        68,000
     Audit fee................................................        27,000
     Commitment fee on syndicated credit agreement............         7,300
     Directors' fees..........................................         7,300
     Transfer agent's fees and expenses.......................         4,800
     Legal fees and expenses..................................         4,300
     Miscellaneous............................................        17,006
                                                               -------------
      Total expenses..........................................     6,573,542
     Less: custodian fee credit...............................       (12,376)
                                                               -------------
      Net expenses............................................     6,561,166
                                                               -------------
   NET INVESTMENT INCOME......................................     1,332,716
                                                               -------------
   NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized loss on:
      Investments.............................................  (233,735,326)
      Foreign currencies......................................       (50,784)
                                                               -------------
                                                                (233,786,110)
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (186,414,688)
      Foreign currencies......................................       (33,456)
      Interest rate swaps.....................................    (1,783,742)
                                                               -------------
                                                                (188,231,886)
                                                               -------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (422,017,996)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(420,685,280)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                           Six Months Ended    Year Ended
                                                                            June 30, 2002   December 31, 2001
                                                                           ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income....................................................  $    1,332,716   $    4,222,964
 Net realized loss on investments and foreign currencies..................    (233,786,110)    (649,705,913)
 Net change in unrealized appreciation (depreciation) on investments and
   foreign currencies.....................................................    (188,231,886)     113,723,602
                                                                            --------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................    (420,685,280)    (531,759,347)
                                                                            --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I................................................................        (232,880)      (3,975,406)
   Class II...............................................................              --              (12)
                                                                            --------------   --------------
                                                                                  (232,880)      (3,975,418)
                                                                            --------------   --------------
 Distributions from net realized capital gains
   Class I................................................................              --      (23,590,806)
   Class II...............................................................              --         (258,609)
                                                                            --------------   --------------
                                                                                        --      (23,849,415)
                                                                            --------------   --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................        (232,880)     (27,824,833)
                                                                            --------------   --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [22,243,633 and 23,972,144 shares, respectively]......     384,002,641      468,098,719
 Capital stock issued in reinvestment of dividends and distributions
   [13,323 and 1,363,188 shares, respectively]............................         232,880       27,824,833
 Capital stock repurchased [(24,235,595) and (30,857,338) shares,
   respectively]..........................................................    (415,732,911)    (595,952,756)
                                                                            --------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....     (31,497,390)    (100,029,204)
                                                                            --------------   --------------
TOTAL DECREASE IN NET ASSETS..............................................    (452,415,550)    (659,613,384)
NET ASSETS:
 Beginning of period......................................................   2,246,435,559    2,906,048,943
                                                                            --------------   --------------
 End of period (a)........................................................  $1,794,020,009   $2,246,435,559
                                                                            ==============   ==============
 (a) Includes undistributed net investment income of:.....................  $    1,316,725   $      216,889
                                                                            ==============   ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

                             -----------------------
                             MONEY MARKET PORTFOLIO
                             -----------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

         ASSETS
           Investments, at value (cost $1,238,192,974).. $1,238,192,974
           Cash.........................................         34,942
           Receivable for capital stock sold............      6,204,040
           Interest receivable..........................      4,812,160
           Prepaid expenses.............................          1,441
                                                         --------------
            Total assets................................  1,249,245,557
                                                         --------------
         LIABILITIES
           Payable for investments purchased............     27,002,690
           Payable for capital stock repurchased........      6,078,606
           Management fee payable.......................        394,070
           Accrued expenses and other liabilities.......        205,348
                                                         --------------
            Total liabilities...........................     33,680,714
                                                         --------------
         NET ASSETS..................................... $1,215,564,843
                                                         ==============
           Net assets were comprised of:
            Common stock, at $0.01 par value............ $    1,215,565
            Paid-in capital in excess of par............  1,214,349,278
                                                         --------------
           Net assets, June 30, 2002.................... $1,215,564,843
                                                         ==============
         Net asset value and redemption price per share,
          121,556,484 outstanding shares of common stock
          (authorized 340,000,000 shares)............... $        10.00
                                                         ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

             INVESTMENT INCOME
               Interest............................... $13,389,247
                                                       -----------
             EXPENSES
               Management fee.........................   2,593,937
               Shareholders' reports..................     117,000
               Custodian's fees and expenses..........      50,000
               Audit fee..............................      13,000
               Directors' fees and expenses...........       6,700
               Transfer agent's fees and expenses.....       3,900
               Legal fees and expenses................       2,300
               Miscellaneous..........................       8,304
                                                       -----------
                Total expenses........................   2,795,141
               Less: custodian fee credit.............        (513)
                                                       -----------
                Net expenses..........................   2,794,628
                                                       -----------
             NET INVESTMENT INCOME....................  10,594,619
                                                       -----------
             NET REALIZED GAIN ON INVESTMENTS.........       3,984
                                                       -----------
             NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS............................... $10,598,603
                                                       ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                        Six Months Ended
                                                                                                         June 30, 2002
                                                                                                        ----------------
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income................................................................................ $    10,594,619
  Net realized gain on investments.....................................................................           3,984
                                                                                                        ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................      10,598,603
                                                                                                        ---------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.................................................................     (10,594,619)
  Distributions from net realized capital gains........................................................          (3,984)
                                                                                                        ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................................................................     (10,598,603)
                                                                                                        ---------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [86,015,543 and 211,661,996 shares, respectively].................................     860,155,433
  Capital stock issued in reinvestment of dividends and distributions [1,044,445 and 5,641,876 shares,
   respectively].......................................................................................      10,444,449
  Capital stock repurchased [(115,688,806) and (190,938,245) shares, respectively].....................  (1,156,888,060)
                                                                                                        ---------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.......................    (286,288,178)
                                                                                                        ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS................................................................    (286,288,178)
NET ASSETS:
  Beginning of period..................................................................................   1,501,853,021
                                                                                                        ---------------
  End of period........................................................................................ $ 1,215,564,843
                                                                                                        ===============

                                                                                                           Year Ended
                                                                                                        December 31, 2001
                                                                                                        -----------------
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income................................................................................  $    55,283,991
  Net realized gain on investments.....................................................................        1,134,766
                                                                                                         ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................       56,418,757
                                                                                                         ---------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.................................................................      (55,283,991)
  Distributions from net realized capital gains........................................................       (1,134,766)
                                                                                                         ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................................................................      (56,418,757)
                                                                                                         ---------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [86,015,543 and 211,661,996 shares, respectively].................................    2,116,619,962
  Capital stock issued in reinvestment of dividends and distributions [1,044,445 and 5,641,876 shares,
   respectively].......................................................................................       56,418,757
  Capital stock repurchased [(115,688,806) and (190,938,245) shares, respectively].....................   (1,909,382,452)
                                                                                                         ---------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.......................      263,656,267
                                                                                                         ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS................................................................      263,656,267
NET ASSETS:
  Beginning of period..................................................................................    1,238,196,754
                                                                                                         ---------------
  End of period........................................................................................  $ 1,501,853,021
                                                                                                         ===============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                          ----------------------------
                          NATURAL RESOURCES PORTFOLIO
                          ----------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

    ASSETS
      Investments, at value (cost $286,962,227).............. $395,707,725
      Foreign currency, at value (cost $46,884)..............       46,883
      Receivable for investments sold........................    6,174,625
      Dividends and interest receivable......................      219,859
      Receivable for capital stock sold......................       17,018
      Deferred expenses and other assets.....................          262
                                                              ------------
       Total assets..........................................  402,166,372
                                                              ------------
    LIABILITIES
      Payable for investments purchased......................      222,893
      Accrued expenses and other liabilities.................      191,074
      Management fee payable.................................      152,475
      Payable for capital stock repurchased..................      157,389
      Payable to custodian...................................       19,378
      Withholding tax payable................................       17,625
      Unrealized depreciation on forward foreign currency
       contracts.............................................        1,127
                                                              ------------
       Total liabilities.....................................      761,961
                                                              ------------
    NET ASSETS............................................... $401,404,411
                                                              ============
      Net assets were comprised of:
       Common stock, at $0.01 par value...................... $    174,558
       Paid-in capital in excess of par......................  286,716,826
                                                              ------------
                                                               286,891,384
      Overdistribution of net investment income..............   (4,973,346)
      Accumulated net realized gain on investments...........   10,741,532
      Net unrealized appreciation on investments and foreign
       currencies............................................  108,744,841
                                                              ------------
      Net assets, June 30, 2002.............................. $401,404,411
                                                              ============
    Net asset value and redemption price per share,
     $401,404,411 / 17,455,777 outstanding shares of
     common stock (authorized 60,000,000 shares)............. $      23.00
                                                              ============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

    INVESTMENT INCOME
      Dividends (net of $68,752 foreign withholding tax)....... $ 1,772,155
      Interest.................................................      39,328
                                                                -----------
                                                                  1,811,483
                                                                -----------
    EXPENSES
      Management fee...........................................     852,195
      Custodian's fees and expenses............................      65,000
      Directors' fees..........................................       6,700
      Audit fee................................................       6,400
      Shareholders' reports....................................       2,500
      Legal fees and expenses..................................       2,000
      Transfer Agent's Fees and Expenses.......................       1,000
      Commitment fee on syndicated credit agreement............         800
      Miscellaneous............................................       2,581
                                                                -----------
       Total expenses..........................................     939,176
      Less: custodian fee credit...............................        (815)
                                                                -----------
       Net expenses............................................     938,361
                                                                -----------
    NET INVESTMENT INCOME......................................     873,122
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS AND FOREIGN CURRENCIES
      Net realized gain on:
       Investments.............................................  10,735,511
       Foreign currencies......................................      98,668
                                                                -----------
                                                                 10,834,179
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................  62,440,684
       Foreign currencies......................................       7,315
                                                                -----------
                                                                 62,447,999
                                                                -----------
    NET GAIN ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................  73,282,178
                                                                -----------
    NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $74,155,300
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                      Six Months Ended
                                                                                                       June 30, 2002
                                                                                                      ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..............................................................................   $    873,122
  Net realized gain on investments and foreign currencies............................................     10,834,179
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies.........     62,447,999
                                                                                                        ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....................................     74,155,300
                                                                                                        ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............................................................     (2,076,519)
  Distributions from net realized capital gains......................................................     (4,241,217)
                                                                                                        ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...................................................................     (6,317,736)
                                                                                                        ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [964,841 and 1,601,863 shares, respectively]....................................     21,133,457
  Capital stock issued in reinvestment of dividends and distributions [286,649 and 1,777,743 shares,
   respectively].....................................................................................      6,317,736
  Capital stock repurchased [(1,387,222) and (2,456,397) shares, respectively].......................    (30,013,626)
                                                                                                        ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................     (2,562,433)
                                                                                                        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..............................................................     65,275,131
NET ASSETS:
  Beginning of period................................................................................    336,129,280
                                                                                                        ------------
  End of period......................................................................................   $401,404,411
                                                                                                        ============

                                                                                                         Year Ended
                                                                                                      December 31, 2001
                                                                                                      -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..............................................................................   $  7,001,872
  Net realized gain on investments and foreign currencies............................................     20,059,734
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies.........    (68,822,990)
                                                                                                        ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....................................    (41,761,384)
                                                                                                        ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............................................................     (9,177,527)
  Distributions from net realized capital gains......................................................    (24,595,972)
                                                                                                        ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...................................................................    (33,773,499)
                                                                                                        ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [964,841 and 1,601,863 shares, respectively]....................................     35,575,923
  Capital stock issued in reinvestment of dividends and distributions [286,649 and 1,777,743 shares,
   respectively].....................................................................................     33,773,500
  Capital stock repurchased [(1,387,222) and (2,456,397) shares, respectively].......................    (50,842,607)
                                                                                                        ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................     18,506,816
                                                                                                        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..............................................................    (57,028,067)
NET ASSETS:
  Beginning of period................................................................................    393,157,347
                                                                                                        ------------
  End of period......................................................................................   $336,129,280
                                                                                                        ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                      -------------------------------------
                      SMALL CAPITALIZATION STOCK PORTFOLIO
                      -------------------------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

ASSETS
 Investments, at value (cost $601,132,414).................. $627,842,616
 Cash.......................................................          443
 Dividends and interest receivable..........................      308,955
 Receivable for capital stock sold..........................      153,764
 Receivable for investments sold............................       89,226
 Due from broker -- variation margin........................       23,984
 Receivable for securities lending income...................       17,747
 Deferred expenses and other assets.........................          462
                                                             ------------
   Total assets.............................................  628,437,197
                                                             ------------
LIABILITIES
 Collateral for securities on loan..........................   44,305,568
 Payable for capital stock repurchased......................      536,849
 Payable for investments purchased..........................      491,924
 Accrued expenses and other liabilities.....................      194,880
 Management fee payable.....................................      192,224
 Securities lending rebate payable..........................       60,127
 Payable to securities lending agent........................        6,441
                                                             ------------
   Total liabilities........................................   45,788,013
                                                             ------------
NET ASSETS.................................................. $582,649,184
                                                             ============
 Net assets were comprised of:
   Common stock, at $0.01 par value......................... $    383,665
   Paid-in capital in excess of par.........................  545,975,826
                                                             ------------
                                                              546,359,491
 Undistributed net investment income........................    1,008,805
 Accumulated net realized gain on investments...............    8,632,011
 Net unrealized appreciation on investments.................   26,648,877
                                                             ------------
 Net assets, June 30, 2002.................................. $582,649,184
                                                             ============
Net asset value and redemption price per share,
 $582,649,184 / 38,366,487 outstanding shares of common
 stock (authorized 140,000,000 shares)...................... $      15.19
                                                             ============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

INVESTMENT INCOME
 Dividends (net of $1,229 foreign withholding tax).......... $  2,138,986
 Interest...................................................      170,242
 Income from securities loaned, net.........................      154,298
                                                             ------------
                                                                2,463,526
                                                             ------------
EXPENSES
 Management fee.............................................    1,244,250
 Custodian's fees and expenses..............................       89,000
 Shareholders' reports......................................       58,000
 Audit fee..................................................        7,400
 Directors' fees............................................        7,100
 Commitment fee on syndicated credit agreement..............        4,200
 Legal fees and expenses....................................        4,000
 Transfer agent's fees and expenses.........................        2,200
 Miscellaneous..............................................       38,969
                                                             ------------
   Total expenses...........................................    1,455,119
 Less: custodian fee credit.................................         (398)
                                                             ------------
   Net expenses.............................................    1,454,721
                                                             ------------
NET INVESTMENT INCOME.......................................    1,008,805
                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on:
   Investments..............................................    9,948,838
   Futures..................................................    1,933,235
                                                             ------------
                                                               11,882,073
                                                             ------------
 Net change in unrealized appreciation on:
   Investments..............................................  (10,292,652)
   Futures..................................................     (797,900)
                                                             ------------
                                                              (11,090,552)
                                                             ------------
NET GAIN ON INVESTMENTS.....................................      791,521
                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........ $  1,800,326
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                             Six Months Ended    Year Ended
                                                              June 30, 2002   December 31, 2001
                                                             ---------------- -----------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income......................................   $  1,008,805     $  2,983,499
 Net realized gain on investments...........................     11,882,073        6,934,820
 Net change in unrealized appreciation on investments.......    (11,090,552)      20,888,017
                                                               ------------     ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......      1,800,326       30,806,336
                                                               ------------     ------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.......................     (2,983,498)      (2,916,940)
 Distributions from net realized capital gains..............     (7,580,347)     (76,611,611)
                                                               ------------     ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS..........................    (10,563,845)     (79,528,551)
                                                               ------------     ------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [3,505,950 and 4,920,762 shares,
   respectively]............................................     55,511,524       75,942,960
 Capital stock issued in reinvestment of dividends and
   distributions [635,228 and 5,605,169 shares,
   respectively]............................................     10,563,845       79,528,551
 Capital stock repurchased [(5,247,469) and (4,260,398)
   shares, respectively]....................................    (85,755,506)     (63,983,347)
                                                               ------------     ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.................................    (19,680,137)      91,488,164
                                                               ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    (28,443,656)      42,765,949
NET ASSETS:
 Beginning of period........................................    611,092,840      568,326,891
                                                               ------------     ------------
 End of period (a)..........................................   $582,649,184     $611,092,840
                                                               ============     ============
 (a) Includes undistributed net investment income of:.......   $  1,008,805     $  2,983,498
                                                               ============     ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                             ----------------------
                             STOCK INDEX PORTFOLIO
                             ----------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

       ASSETS
         Investments, at value (cost $2,675,827,277)...... $3,121,042,404
         Receivable for investments sold..................      9,135,965
         Dividends and interest receivable................      3,346,381
         Receivable for capital stock sold................      2,918,353
         Receivable for securities lending income.........        558,700
         Prepaid expenses.................................          2,818
                                                           --------------
          Total assets....................................  3,137,004,621
                                                           --------------
       LIABILITIES
         Collateral for securities on loan................    315,396,950
         Payable for capital stock repurchased............      2,050,683
         Payable for investments purchased................      1,268,254
         Management fee payable...........................        839,375
         Accrued expenses and other liabilities...........        755,883
         Securities lending rebate payable................        490,457
         Due to broker -- variation margin................        107,350
         Payable to securities lending agent..............         17,082
                                                           --------------
          Total liabilities...............................    320,926,034
                                                           --------------
       NET ASSETS......................................... $2,816,078,587
                                                           ==============
         Net assets were comprised of:
          Common stock, at $0.01 par value................ $    1,033,971
          Paid-in capital in excess of par................  2,308,687,874
                                                           --------------
                                                            2,309,721,845
         Undistributed net investment income..............     17,775,905
         Accumulated net realized gain on investments.....     45,499,886
         Net unrealized appreciation on investments.......    443,080,951
                                                           --------------
         Net assets, June 30, 2002........................ $2,816,078,587
                                                           ==============
       Net asset value and redemption price per share
        $2,816,078,587 / 103,397,075 outstanding shares of
        common stock (authorized 340,000,000 shares)...... $        27.24
                                                           ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

     INVESTMENT INCOME
       Dividends (net of $137,178 foreign withholding tax). $  22,572,227
       Interest............................................       712,845
       Income from securities loaned, net..................       398,896
                                                            -------------
                                                               23,683,968
                                                            -------------
     EXPENSES
       Management fee......................................     5,618,825
       Custodian's fees and expenses.......................       178,000
       Audit fee...........................................        35,000
       Shareholders' reports...............................        27,000
       Directors' fees.....................................        16,000
       Commitment fee on syndicated credit agreement.......         4,900
       Legal fees and expenses.............................         4,000
       Transfer agent's fees and expenses..................         3,000
       Miscellaneous.......................................        22,530
                                                            -------------
        Total expenses.....................................     5,909,255
       Less: custodian fee credit..........................        (1,192)
                                                            -------------
        Net expenses.......................................     5,908,063
                                                            -------------
     NET INVESTMENT INCOME.................................    17,775,905
                                                            -------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES
       Net realized gain (loss) on:
        Investments........................................    53,769,712
        Futures............................................    (7,132,137)
                                                            -------------
                                                               46,637,575
                                                            -------------
       Net change in unrealized depreciation on:
        Investments........................................  (502,896,341)
        Futures............................................    (2,800,706)
                                                            -------------
                                                             (505,697,047)
                                                            -------------
     NET LOSS ON INVESTMENTS AND FOREIGN
     CURRENCIES............................................  (459,059,472)
                                                            -------------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................................ $(441,283,567)
                                                            =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                      Six Months Ended
                                                                                                       June 30, 2002
                                                                                                      ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..............................................................................  $   17,775,905
  Net realized gain on investments...................................................................      46,637,575
  Net change in unrealized depreciation on investments...............................................    (505,697,047)
                                                                                                       --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................    (441,283,567)
                                                                                                       --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............................................................        (924,639)
  Distributions from net realized capital gains......................................................     (23,877,334)
                                                                                                       --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...................................................................     (24,801,973)
                                                                                                       --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,529,728 and 8,930,279 shares, respectively]..................................     200,091,819
  Capital stock issued in reinvestment of dividends and distributions [813,446 and 7,492,056 shares,
   respectively].....................................................................................      24,801,973
  Capital stock repurchased [(11,206,715) and (17,449,772) shares, respectively].....................    (336,818,960)
                                                                                                       --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS................................    (111,925,168)
                                                                                                       --------------
TOTAL DECREASE IN NET ASSETS.........................................................................    (578,010,708)
NET ASSETS:
  Beginning of period................................................................................   3,394,089,295
                                                                                                       --------------
  End of period (a)..................................................................................  $2,816,078,587
                                                                                                       ==============
  (a) Includes undistributed net investment income of:...............................................  $   17,775,905
                                                                                                       ==============

                                                                                                         Year Ended
                                                                                                      December 31, 2001
                                                                                                      -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..............................................................................  $   36,999,564
  Net realized gain on investments...................................................................     207,912,942
  Net change in unrealized depreciation on investments...............................................    (747,393,799)
                                                                                                       --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................    (502,481,293)
                                                                                                       --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............................................................     (36,074,925)
  Distributions from net realized capital gains......................................................    (200,503,213)
                                                                                                       --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...................................................................    (236,578,138)
                                                                                                       --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,529,728 and 8,930,279 shares, respectively]..................................     312,414,046
  Capital stock issued in reinvestment of dividends and distributions [813,446 and 7,492,056 shares,
   respectively].....................................................................................     236,578,138
  Capital stock repurchased [(11,206,715) and (17,449,772) shares, respectively].....................    (601,877,232)
                                                                                                       --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS................................     (52,885,048)
                                                                                                       --------------
TOTAL DECREASE IN NET ASSETS.........................................................................    (791,944,479)
NET ASSETS:
  Beginning of period................................................................................   4,186,033,774
                                                                                                       --------------
  End of period (a)..................................................................................  $3,394,089,295
                                                                                                       ==============
  (a) Includes undistributed net investment income of:...............................................  $      924,639
                                                                                                       ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                                ----------------
                                VALUE PORTFOLIO
                                ----------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

   ASSETS
     Investments, at value (cost $1,751,023,494)............ $1,678,732,084
     Receivable for investments sold........................     40,146,588
     Receivable for capital stock sold......................      4,266,551
     Dividends and interest receivable......................      2,581,063
     Receivable for securities lending income...............         55,697
     Deferred expenses......................................          1,497
                                                             --------------
      Total assets..........................................  1,725,783,480
                                                             --------------
   LIABILITIES
     Collateral for securities on loan......................    143,157,046
     Payable for investments purchased......................     27,736,060
     Management fee payable.................................        529,480
     Payable for capital stock repurchased..................        489,848
     Payable to securities lending agent....................        200,896
     Payable to custodian...................................        148,723
     Accrued expenses and other liabilities.................         86,949
     Withholding tax payable................................         14,719
     Securities lending rebate payable......................         10,781
     Distribution fee payable...............................            339
     Administration fee payable.............................            203
                                                             --------------
      Total liabilities.....................................    172,375,044
                                                             --------------
   NET ASSETS............................................... $1,553,408,436
                                                             ==============
     Net assets were comprised of:
      Common stock, at $0.01 par value...................... $      970,701
      Paid-in capital in excess of par......................  1,656,679,647
                                                             --------------
                                                              1,657,650,348
     Undistributed net investment income....................     10,464,529
     Accumulated net realized loss on investments...........    (42,415,820)
     Net unrealized depreciation on investments and foreign
      currencies............................................    (72,290,621)
                                                             --------------
     Net assets, June 30, 2002.............................. $1,553,408,436
                                                             ==============
   Class I:
   Net asset value and redemption price per share
    $1,551,774,050 / 96,967,790 outstanding shares of
    common stock (authorized 340,000,000 shares)............ $        16.00
                                                             ==============
   Class II:
   Net asset value and redemption price per share,
    $1,634,386 / 102,357 outstanding shares of common
    stock (authorized 10,000,000 shares).................... $        15.97
                                                             ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
     Dividends (net of $47,132 foreign withholding tax)....... $  13,621,524
     Interest.................................................       432,939
     Income from securities loaned, net.......................       203,902
                                                               -------------
                                                                  14,258,365
                                                               -------------
   EXPENSES
     Management fee...........................................     3,437,834
     Distribution fee -- Class II.............................         1,837
     Administration fee -- Class II...........................         1,102
     Shareholders' reports....................................       195,000
     Custodian's fees and expenses............................       100,000
     Audit fee................................................        20,000
     Commitment fee on syndicated credit agreement............        10,000
     Directors' fees..........................................        10,000
     Legal fees and expenses..................................         6,000
     Transfer agent's fees and expenses.......................         3,500
     Miscellaneous............................................         9,821
                                                               -------------
      Total expenses..........................................     3,795,094
     Less: custodian fee credit...............................        (6,445)
                                                               -------------
      Net expenses............................................     3,788,649
                                                               -------------
   NET INVESTMENT INCOME......................................    10,469,716
                                                               -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized gain (loss) on:
      Investments.............................................   (37,990,565)
      Foreign currencies......................................         1,532
                                                               -------------
                                                                 (37,989,033)
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (159,448,979)
      Foreign currencies......................................           883
                                                               -------------
                                                                (159,448,096)
                                                               -------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (197,437,129)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(186,967,413)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                              Six Months Ended    Year Ended
                                                                                               June 30, 2002   December 31, 2001
                                                                                              ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income......................................................................  $   10,469,716   $   24,834,403
  Net realized gain (loss) on investments and foreign currencies.............................     (37,989,033)      80,776,409
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies.    (159,448,096)    (148,188,635)
                                                                                               --------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................    (186,967,413)     (42,577,823)
                                                                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I...................................................................................        (244,140)     (29,317,402)
   Class II..................................................................................              --           (3,560)
                                                                                               --------------   --------------
                                                                                                     (244,140)     (29,320,962)
                                                                                               --------------   --------------
  Distributions from net realized capital gains
   Class I...................................................................................              --     (172,627,671)
   Class II..................................................................................              --          (44,437)
                                                                                               --------------   --------------
                                                                                                           --     (172,672,108)
                                                                                               --------------   --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...........................................................        (244,140)    (201,993,070)
                                                                                               --------------   --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,649,241 and 13,808,686 shares, respectively].........................     116,093,063      264,012,082
  Capital stock issued in reinvestment of dividends and distributions
   [13,785 and 11,001,143 shares, respectively]..............................................         244,140      201,993,070
  Capital stock repurchased [(10,205,942) and (20,742,406) shares, respectively].............    (178,184,447)    (394,301,987)
                                                                                               --------------   --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.............     (61,847,244)      71,703,165
                                                                                               --------------   --------------
TOTAL DECREASE IN NET ASSETS.................................................................    (249,058,797)    (172,867,728)
NET ASSETS:
  Beginning of period........................................................................   1,802,467,233    1,975,334,961
                                                                                               --------------   --------------
  End of period (a)..........................................................................  $1,553,408,436   $1,802,467,233
                                                                                               ==============   ==============
  (a) Includes undistributed net investment income of:.......................................  $   10,464,529   $      238,953
                                                                                               ==============   ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                        --------------------------------
                        ZERO COUPON BOND PORTFOLIO 2005
                        --------------------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

ASSETS
 Investments at value (cost $56,453,646).................... $60,941,278
 Receivable for capital stock sold..........................      10,371
 Dividends and interest receivable..........................         777
 Prepaid expenses...........................................          49
                                                             -----------
   Total assets.............................................  60,952,475
                                                             -----------
LIABILITIES
 Payable for investments purchased..........................     777,702
 Accrued expenses and other liabilities.....................      29,494
 Management fee payable.....................................      19,503
 Deferred directors' fee payable............................       1,999
 Payable for capital stock repurchased......................         314
                                                             -----------
   Total liabilities........................................     829,012
                                                             -----------
NET ASSETS.................................................. $60,123,463
                                                             ===========
 Net assets were comprised of:
   Common stock, at $0.01 par value......................... $    45,514
   Paid-in capital in excess of par.........................  55,546,800
                                                             -----------
                                                              55,592,314
 Undistributed net investment income........................          10
 Accumulated net realized gain on investments...............      43,507
 Net unrealized appreciation on investments.................   4,487,632
                                                             -----------
 Net assets, June 30, 2002.................................. $60,123,463
                                                             ===========
Net asset value and redemption price per share,
 $60,123,463 / 4,551,366 outstanding shares of common stock
 (authorized 20,000,000 shares)............................. $     13.21
                                                             ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

INVESTMENT INCOME
 Interest................................................... $1,545,683
                                                             ----------
EXPENSES
 Management fee.............................................    113,618
 Custodian's fees and expenses..............................     40,000
 Shareholders' reports......................................      9,000
 Audit fee..................................................      5,000
 Directors' fees............................................      4,500
 Legal fees and expenses....................................      1,500
 Commitment fee on syndicated credit agreement..............      1,200
 Transfer agent's fees and expenses.........................        600
 Miscellaneous..............................................      1,333
                                                             ----------
   Total expenses...........................................    176,751
 Less: custodian fee credit.................................        (36)
                                                             ----------
   Net expenses.............................................    176,715
                                                             ----------
NET INVESTMENT INCOME.......................................  1,368,968
                                                             ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments...........................     43,507
                                                             ----------
 Net change in unrealized appreciation on investments.......    765,560
                                                             ----------
NET GAIN ON INVESTMENTS.....................................    809,067
                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........ $2,178,035
                                                             ==========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                  Six Months Ended    Year Ended
                                                                   June 30, 2002   December 31, 2001
                                                                  ---------------- -----------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income...........................................   $ 1,368,968       $ 2,612,342
 Net realized gain on investments................................        43,507           544,446
 Net change in unrealized appreciation on investments............       765,560           848,198
                                                                    -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............     2,178,035         4,004,986
                                                                    -----------       -----------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income............................    (3,981,299)       (2,398,263)
 Distributions from net realized capital gains...................      (544,446)         (149,572)
                                                                    -----------       -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...............................    (4,525,745)       (2,547,835)
                                                                    -----------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [491,062 and 610,629 shares, respectively]...     6,680,399         8,390,840
 Capital stock issued in reinvestment of dividends and
   distributions [344,109 and 186,141 shares, respectively]......     4,525,745         2,547,835
 Capital stock repurchased [(273,176) and (531,919) shares,
   respectively].................................................    (3,688,012)       (7,271,845)
                                                                    -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
 TRANSACTIONS....................................................     7,518,132         3,666,830
                                                                    -----------       -----------
TOTAL INCREASE IN NET ASSETS.....................................     5,170,422         5,123,981
NET ASSETS:
 Beginning of period.............................................    54,953,041        49,829,060
                                                                    -----------       -----------
 End of period (a)...............................................   $60,123,463       $54,953,041
                                                                    ===========       ===========
 (a) Includes undistributed net investment income of:............   $        10       $ 2,612,341
                                                                    ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                        --------------------------------
                        CONSERVATIVE BALANCED PORTFOLIO
                        --------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


           LONG-TERM INVESTMENTS -- 86.8%
                                                          Value
                                              Shares     (Note 2)
           COMMON STOCKS -- 47.0%             ------- --------------
           Aerospace -- 1.0%
             Boeing Co....................... 131,300 $    5,908,500
             General Dynamics Corp...........  30,900      3,286,215
             Honeywell International, Inc.... 124,212      4,375,989
             Lockheed Martin Corp............  65,200      4,531,400
             Northrop-Grumman Corp.(b).......  15,200      1,900,000
             Raytheon Co.....................  55,300      2,253,475
             Rockwell Collins, Inc...........  29,100        797,922
             United Technologies Corp........  74,500      5,058,550
                                                      --------------
                                                          28,112,051
                                                      --------------
           Advertising
             TMP Worldwide, Inc.(a)..........  13,000        279,500
                                                      --------------
           Airlines -- 0.1%
             AMR Corp.(a)....................  24,000        404,640
             Delta Air Lines, Inc............  20,600        412,000
             Southwest Airlines Co........... 117,300      1,895,568
                                                      --------------
                                                           2,712,208
                                                      --------------
           Apparel -- 0.1%
             Cintas Corp.....................  24,000      1,186,320
             Jones Apparel Group, Inc.(a)....  14,000        525,000
             Nike, Inc. (Class "B" Stock)....  42,200      2,264,030
             Reebok International, Ltd.(a)...  10,200        300,900
                                                      --------------
                                                           4,276,250
                                                      --------------
           Autos - Cars & Trucks -- 0.5%
             Cummins Engine Co., Inc.........   7,200        238,320
             Dana Corp.......................  25,000        463,250
             Delphi Automotive Systems Corp..  86,252      1,138,526
             Ford Motor Co................... 276,695      4,427,120
             General Motors Corp.............  82,191      4,393,109
             Genuine Parts Co................  30,700      1,070,509
             Navistar International Corp.(a).   8,800        281,600
             PACCAR, Inc.....................  20,850        925,532
             TRW, Inc........................  20,500      1,168,090
             Visteon Corp....................  24,811        352,316
                                                      --------------
                                                          14,458,372
                                                      --------------
           Banks and Savings & Loans -- 3.1%
             AmSouth Bancorporation..........  58,100      1,300,278
             Bank of New York Co., Inc....... 115,500      3,898,125
             Bank One Corp.(b)............... 179,872      6,921,474
             BankAmerica Corp................ 239,461     16,848,476
             BB&T Corp.......................  67,200      2,593,920
             Charter One Financial, Inc......  30,940      1,063,717
             Comerica, Inc...................  26,100      1,602,540
             Golden West Financial Corp......  25,400      1,747,012
             Huntington Bancshares, Inc......  44,836        870,715
             J.P. Morgan Chase & Co.......... 298,190     10,114,605
             KeyCorp.........................  68,300      1,864,590
             Mellon Financial Corp...........  70,800      2,225,244
             National City Corp..............  92,900      3,088,925
             Northern Trust Corp.............  32,600      1,436,356
             PNC Financial Svcs. Group.......  44,300      2,316,004
             Providian Financial Corp........  43,100        253,428
             SouthTrust Corp.................  56,800      1,483,616
             SunTrust Banks, Inc.............  46,300      3,135,436
             U.S. Bancorp.................... 289,985      6,771,150
             Union Planters Corp.............  35,700      1,155,609

      COMMON STOCKS
                                                               Value
                                                  Shares      (Note 2)
      (Continued)                                --------- --------------
      Banks and Savings & Loans (cont'd.)
        Wachovia Corp...........................   211,800 $    8,086,524
        Wells Fargo & Co........................   256,100     12,820,366
        Zions Bancorporation....................    12,000        625,200
                                                           --------------
                                                               92,223,310
                                                           --------------
      Business Services -- 0.1%
        Fiserv, Inc.(a).........................    26,000        954,460
        Omnicom Group, Inc.(b)..................    27,400      1,254,920
        Robert Half International, Inc.(a)......    20,000        466,000
                                                           --------------
                                                                2,675,380
                                                           --------------
      Chemicals -- 0.6%
        Air Products & Chemicals, Inc...........    34,700      1,751,309
        Dow Chemical Co.........................   137,031      4,711,126
        Du Pont (E.I.) de Nemours & Co..........   155,820      6,918,408
        Eastman Chemical Co.....................    11,400        534,660
        Engelhard Corp..........................    18,100        512,592
        Great Lakes Chemical Corp...............     9,700        256,953
        Hercules, Inc.(a).......................    21,500        249,400
        Praxair, Inc............................    26,200      1,492,614
        Rohm & Haas Co..........................    33,511      1,356,860
        Sigma-Aldrich Corp......................    14,900        747,235
                                                           --------------
                                                               18,531,157
                                                           --------------
      Commercial Services -- 0.1%
        Concord EFS, Inc.(a)....................    74,000      2,230,360
        Convergys Corp.(a)......................    22,000        428,560
        Deluxe Corp.............................    10,100        392,789
        Quintiles Transnational Corp.(a)(b).....    17,300        216,077
                                                           --------------
                                                                3,267,786
                                                           --------------
      Computers -- 1.4%
        Apple Computer, Inc.(a).................    48,600        861,192
        Dell Computer Corp.(a)(b)...............   402,300     10,516,122
        Gateway, Inc.(a)........................    48,800        216,672
        Hewlett-Packard Co......................   472,248      7,215,949
        International Business Machines Corp....   264,900     19,072,800
        NCR Corp.(a)............................    14,700        508,620
        Palm, Inc.(a)...........................    81,647        143,699
        Sun Microsystems, Inc.(a)...............   493,000      2,469,930
                                                           --------------
                                                               41,004,984
                                                           --------------
      Computer Services -- 3.2%
        Adobe Systems, Inc......................    37,200      1,060,200
        Autodesk, Inc...........................    24,400        323,300
        Automatic Data Processing Inc...........    96,800      4,215,640
        BMC Software, Inc.(a)...................    37,900        629,140
        Cisco Systems, Inc.(a).................. 1,111,300     15,502,635
        Citrix Systems, Inc.(a).................    31,800        192,072
        Computer Associates International, Inc..    87,900      1,396,731
        Computer Sciences Corp.(a)(b)...........    25,600      1,223,680
        Compuware Corp.(a)......................    59,000        358,130
        Comverse Technology, Inc.(a)............    23,500        217,610
        Electronic Data Systems Corp............    71,600      2,659,940
        EMC Corp.(a)............................   333,350      2,516,792
        First Data Corp.........................   119,800      4,456,560
        Intuit, Inc.(a).........................    29,000      1,441,880
        Mercury Interactive Corp.(a)(b).........    10,000        229,600
        Microsoft Corp.(a)......................   826,700     45,220,490

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                Value
      COMMON STOCKS                                Shares      (Note 2)
      (Continued)                                 --------- --------------
      Computer Services (cont'd.)
        Network Appliance, Inc.(a)(b)............    45,900 $      570,996
        Novell, Inc.(a)..........................    55,200        177,192
        Oracle Corp.(a)..........................   859,800      8,142,306
        Parametric Technology Corp.(a)...........    49,200        168,756
        Peoplesoft, Inc.(a)(b)...................    44,200        657,696
        Rational Software Corp.(a)...............    20,000        164,200
        Siebel Systems, Inc.(a)(b)...............    66,800        949,896
        Symbol Technologies, Inc.(b).............    20,000        170,000
        Unisys Corp.(a)..........................    49,200        442,800
        VERITAS Software Corp.(a)................    63,048      1,247,720
        Yahoo!, Inc.(a)(b).......................    82,600      1,219,176
                                                            --------------
                                                                95,555,138
                                                            --------------
      Construction -- 0.1%
        Centex Corp..............................     8,100        468,099
        Fluor Corp...............................    11,300        440,135
        KB HOME..................................     7,200        370,872
        Pulte Corp.(b)...........................     7,600        436,848
        Vulcan Materials Co......................    16,400        718,320
                                                            --------------
                                                                 2,434,274
                                                            --------------
      Containers -- 0.1%
        Ball Corp................................     8,800        365,024
        Bemis Co., Inc...........................    10,300        489,250
        Pactiv Corp.(a)..........................    26,200        623,560
        Sealed Air Corp.(a)......................    12,500        503,375
                                                            --------------
                                                                 1,981,209
                                                            --------------
      Cosmetics & Soaps -- 1.0%
        Alberto-Culver Co.
         (Class "B" Stock)(b)....................     9,100        434,980
        Avon Products, Inc.(b)...................    37,900      1,979,896
        Colgate-Palmolive Co.....................    86,400      4,324,320
        Gillette Co..............................   163,600      5,541,132
        International Flavors & Fragrances, Inc..    17,100        555,579
        Procter & Gamble Co......................   199,000     17,770,700
                                                            --------------
                                                                30,606,607
                                                            --------------
      Diversified Consumer Products -- 0.6%
        Eastman Kodak Co.(b).....................    47,800      1,394,326
        Fortune Brands, Inc......................    24,900      1,394,400
        Philip Morris Cos., Inc..................   332,700     14,532,336
                                                            --------------
                                                                17,321,062
                                                            --------------
      Diversified Office Equipment -- 0.2%
        Avery Dennison Corp......................    18,100      1,135,775
        Lexmark International, Inc.(a)(b)........    19,433      1,057,155
        Pitney Bowes, Inc........................    37,300      1,481,556
        Xerox Corp.(a)(b)........................   103,100        718,607
                                                            --------------
                                                                 4,393,093
                                                            --------------
      Diversified Operations -- 1.6%
        Cendant Corp.(a)(b)......................   150,800      2,394,704
        General Electric Co...................... 1,519,800     44,150,190
                                                            --------------
                                                                46,544,894
                                                            --------------

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Drugs & Medical Supplies -- 5.7%
        Abbott Laboratories.....................   239,200 $    9,005,880
        Allergan, Inc...........................    21,500      1,435,125
        AmerisourceBergen Corp.(b)..............    14,000      1,064,000
        Amgen, Inc.(a)..........................   160,200      6,709,176
        Bard (C.R.), Inc........................     9,400        531,852
        Bausch & Lomb, Inc.(b)..................     8,900        301,265
        Baxter International, Inc...............    88,400      3,929,380
        Becton Dickinson & Co...................    40,900      1,409,005
        Biogen, Inc.(a)(b)......................    20,600        853,458
        Biomet, Inc.............................    44,100      1,195,992
        Boston Scientific Corp.(a)..............    64,200      1,882,344
        Bristol-Myers Squibb Co.................   297,300      7,640,610
        Cardinal Health, Inc....................    67,550      4,148,246
        Chiron Corp.(a).........................    26,000        919,100
        Forest Laboratories, Inc.(a)............    25,000      1,770,000
        Genzyme Corp.(a)........................    28,000        538,720
        Guidant Corp.(a)........................    46,200      1,396,626
        Immunex Corp.(a)........................    79,000      1,764,860
        Johnson & Johnson.......................   464,548     24,277,278
        King Pharmaceuticals, Inc.(a)...........    33,666        749,069
        Lilly (Eli) & Co........................   171,100      9,650,040
        MedImmune, Inc.(a)......................    34,000        897,600
        Medtronic, Inc..........................   187,400      8,030,090
        Merck & Co., Inc........................   349,500     17,698,680
        Pfizer, Inc.............................   963,400     33,719,000
        Pharmacia Corp..........................   196,361      7,353,719
        Schering-Plough Corp....................   226,500      5,571,900
        St. Jude Medical, Inc.(a)...............    14,100      1,041,285
        Stryker Corp............................    27,000      1,444,770
        Watson Pharmaceuticals, Inc.(a).........    15,900        401,793
        Wyeth...................................   204,900     10,490,880
        Zimmer Holdings, Inc.(a)................    30,200      1,076,932
                                                           --------------
                                                              168,898,675
                                                           --------------
      Education
        Apollo Group, Inc. (Class "A" Stock)(a).    21,000        827,820
                                                           --------------
      Electronics -- 1.7%
        Advanced Micro Devices, Inc.(a).........    45,400        441,288
        Altera Corp.(a)(b)......................    58,000        788,800
        Analog Devices, Inc.(a).................    54,900      1,630,530
        Applied Materials, Inc.(a)..............   244,000      4,640,880
        Applied Micro Circuits Corp.(a).........    40,000        189,200
        Broadcom Corp.
         (Class "A" Stock)(a)(b)................    35,400        620,916
        Conexant Systems, Inc.(a)...............    30,700         49,734
        Emerson Electric Co.(b).................    63,800      3,413,938
        Intel Corp.............................. 1,030,200     18,821,754
        Jabil Circuit, Inc.(a)..................    23,000        485,530
        KLA-Tencor Corp.(a)(b)..................    29,300      1,288,907
        Linear Technology Corp..................    47,100      1,480,353
        LSI Logic Corp.(a)(b)...................    45,300        396,375
        Maxim Integrated Products, Inc.(a)(b)...    47,000      1,801,510
        Micron Technology, Inc.(a)(b)...........    87,800      1,775,316
        Molex, Inc.(b)..........................    30,800      1,032,724
        National Semiconductor Corp.(a)(b)......    27,000        787,590
        Novellus Systems, Inc.(a)...............    18,000        612,000
        NVIDIA Corp.(a).........................    19,000        326,420
        PMC-Sierra, Inc.(a)(b)..................    14,000        129,780

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                             Value
        COMMON STOCKS                            Shares     (Note 2)
        (Continued)                              ------- --------------
        Electronics (cont'd.)
          QLogic Corp.(a).......................  10,000 $      381,000
          Rockwell Automation, Inc..............  29,100        581,418
          Sanmina Corp.(a)......................  66,000        416,460
          Skyworks Solutions, Inc.(a)...........  10,776         59,805
          Solectron Corp.(a).................... 110,900        682,035
          Tektronix, Inc.(a)....................  21,600        404,136
          Teradyne, Inc.(a).....................  24,300        571,050
          Texas Instruments, Inc................ 260,100      6,164,370
          Thomas & Betts Corp.(a)...............  12,700        236,220
          Vitesse Semiconductor Corp.(a)........  23,000         71,530
          Xilinx, Inc.(a)(b)....................  48,100      1,078,883
                                                         --------------
                                                             51,360,452
                                                         --------------
        Financial Services -- 4.1%
          Ambac Financial Group, Inc............  14,000        940,800
          American Express Co................... 207,900      7,550,928
          Bear Stearns Companies, Inc...........  16,016        980,179
          Capital One Financial, Inc.(b)........  32,100      1,959,705
          Citigroup, Inc........................ 784,058     30,382,247
          Countrywide Credit Industries, Inc....  20,100        969,825
          Equifax, Inc.(b)......................  24,500        661,500
          Fannie Mae............................ 154,200     11,372,250
          Fifth Third Bancorp(b)................  90,621      6,039,890
          First Tennessee National Corp.........  14,000        536,200
          FleetBoston Financial Corp............ 163,814      5,299,383
          Franklin Resources, Inc...............  39,900      1,701,336
          Freddie Mac........................... 109,000      6,670,800
          H&R Block, Inc........................  30,100      1,389,115
          Household International, Inc..........  71,752      3,566,074
          John Hancock Financial Services, Inc..  42,000      1,478,400
          Lehman Brothers Holdings, Inc.........  37,800      2,363,256
          Marshall & Ilsley Corp................  28,000        866,040
          MBNA Corp............................. 125,750      4,158,553
          Merrill Lynch & Co., Inc.............. 127,200      5,151,600
          Moody's Corp..........................  27,500      1,368,125
          Morgan Stanley Dean Witter & Co....... 169,880      7,318,430
          Paychex, Inc..........................  58,300      1,824,207
          Price (T. Rowe) & Associates, Inc.....  16,100        529,368
          Regions Financial Corp.(b)............  37,700      1,325,155
          Schwab (Charles) Corp................. 201,350      2,255,120
          SLM Corp..............................  25,700      2,490,330
          State Street Corp.....................  47,800      2,136,660
          Stilwell Financial, Inc...............  38,400        698,880
          Synovus Financial Corp................  48,250      1,327,840
          Washington Mutual, Inc................ 142,817      5,299,939
                                                         --------------
                                                            120,612,135
                                                         --------------
        Food & Beverage -- 2.4%
          Anheuser Busch Companies, Inc.(b)..... 136,900      6,845,000
          Archer Daniels Midland Co............. 101,026      1,292,122
          Brown-Forman Corp. (Class "B" Stock)..  10,500        724,500
          Campbell Soup Co......................  64,200      1,775,772
          Coca-Cola Co.......................... 381,800     21,380,800
          Coca-Cola Enterprises, Inc............  72,100      1,591,968
          ConAgra Foods, Inc....................  79,400      2,195,410
          Coors (Adolph) Co. (Class "B" Stock)..   6,600        411,180
          General Mills, Inc....................  53,100      2,340,648
          Heinz (HJ) & Co.......................  53,600      2,202,960

                                                            Value
          COMMON STOCKS                         Shares     (Note 2)
          (Continued)                           ------- --------------
          Food & Beverage (cont'd.)
            Hershey Foods Corp.................  22,300 $    1,393,750
            Kellogg Co.........................  63,200      2,266,352
            Pepsi Bottling Group, Inc..........  40,000      1,232,000
            PepsiCo, Inc....................... 269,330     12,981,706
            Sara Lee Corp...................... 124,400      2,567,616
            Sysco Corp......................... 100,800      2,743,776
            Unilever NV........................  89,617      5,807,182
            Wrigley (William) Jr. Co...........  36,000      1,992,600
                                                        --------------
                                                            71,745,342
                                                        --------------
          Forest Products -- 0.3%
            Boise Cascade Corp.................   8,100        279,693
            Georgia-Pacific Corp...............  37,095        911,795
            International Paper Co.............  72,073      3,140,941
            Louisiana-Pacific Corp.............  14,500        153,555
            MeadWestvaco Corp..................  32,814      1,101,238
            Plum Creek Timber Co., Inc.........  22,500        690,750
            Temple-Inland, Inc.................  10,500        607,530
            Weyerhaeuser Co....................  35,500      2,266,675
                                                        --------------
                                                             9,152,177
                                                        --------------
          Gas Pipelines -- 0.1%
            Dynegy, Inc. (Class "A" Stock).....  49,000        352,800
            Kinder Morgan, Inc.(b).............  16,000        608,320
            Peoples Energy Corp................   6,400        233,344
            Sempra Energy......................  31,919        706,368
            Williams Companies, Inc............  72,700        435,473
                                                        --------------
                                                             2,336,305
                                                        --------------
          Hospitals/Hospital Management -- 0.6%
            Columbia / HCA Healthcare Corp.....  81,100      3,852,250
            Health Management Associates Inc.
             (Class "A" Stock)(a)(b)...........  31,000        624,650
            HEALTHSOUTH Corp.(a)...............  66,200        846,698
            Humana, Inc.(a)....................  30,000        468,900
            IMS Health, Inc....................  53,200        954,940
            Manor Care, Inc.(a)................  17,000        391,000
            McKesson Corp......................  44,530      1,456,131
            Tenet Healthcare Corp.(a)..........  51,000      3,649,050
            UnitedHealth Group, Inc............  48,900      4,476,795
            Wellpoint Health Networks, Inc.(a).  20,400      1,587,324
                                                        --------------
                                                            18,307,738
                                                        --------------
          Household Products & Personal Care -- 0.3%
            Clorox Co..........................  36,100      1,492,735
            Kimberly-Clark Corp................  83,100      5,152,200
            Leggett & Platt, Inc...............  30,400        711,360
                                                        --------------
                                                             7,356,295
                                                        --------------
          Housing Related -- 0.4%
            Lowe's Cos., Inc................... 115,000      5,221,000
            Masco Corp.........................  70,600      1,913,966
            Maytag Corp........................  13,600        580,040
            Newell Rubbermaid, Inc.............  44,614      1,564,167
            Stanley Works......................  13,200        541,332
            Tupperware Corp....................   7,000        145,530
            Whirlpool Corp.....................  11,400        745,104
                                                        --------------
                                                            10,711,139
                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
       COMMON STOCKS                              Shares     (Note 2)
       (Continued)                                ------- --------------
       Instrument - Controls -- 0.2%
         Agilent Technologies, Inc.(a)(b)........  66,593 $    1,574,925
         Applera Corp.-Applied Biosystems Group..  33,000        643,170
         Johnson Controls, Inc...................  13,500      1,101,735
         PerkinElmer, Inc........................  15,200        167,960
         Thermo Electron Corp.(a)................  36,700        605,550
         Waters Corp.(a).........................  14,000        373,800
                                                          --------------
                                                               4,467,140
                                                          --------------
       Insurance -- 2.2%
         ACE, Ltd................................  36,000      1,137,600
         Aetna, Inc..............................  23,100      1,108,107
         AFLAC, Inc..............................  82,200      2,630,400
         Allstate Corp........................... 113,400      4,193,532
         American International Group, Inc....... 400,488     27,325,296
         Aon Corp................................  38,600      1,137,928
         Chubb Corp..............................  26,700      1,890,360
         CIGNA Corp..............................  23,000      2,240,660
         Cincinnati Financial Corp...............  27,000      1,256,310
         Conseco, Inc.(a)(b).....................  54,821        109,642
         Hartford Financial Services Group, Inc..  34,800      2,069,556
         Jefferson-Pilot Corp....................  24,000      1,128,000
         Lincoln National Corp...................  30,600      1,285,200
         Loews Corp..............................  30,800      1,632,092
         Marsh & McLennan Cos., Inc..............  41,900      4,047,540
         MBIA, Inc...............................  23,250      1,314,322
         MetLife, Inc.(b)........................ 107,000      3,081,600
         MGIC Investment Corp....................  16,900      1,145,820
         Progressive Corp........................  35,100      2,030,535
         SAFECO Corp.(b).........................  23,900        738,271
         St. Paul Companies, Inc.................  33,200      1,292,144
         Torchmark Corp..........................  20,300        775,460
         UnumProvident Corp......................  39,010        992,805
         XL Capital, Ltd.
          (Class "A" Stock)(Bermuda).............  19,000      1,609,300
                                                          --------------
                                                              66,172,480
                                                          --------------
       Leisure -- 0.5%
         Brunswick Corp..........................  16,900        473,200
         Carnival Corp. (Class "A" Stock)........  94,400      2,613,936
         Disney (Walt) Co........................ 317,700      6,004,530
         Harrah's Entertainment, Inc.(a)(b)......  20,800        922,480
         Hilton Hotels Corp......................  57,500        799,250
         International Game Technology(a)........  11,000        623,700
         Marriott International, Inc.
          (Class "A" Stock)......................  38,300      1,457,315
         Starwood Hotels & Resorts
          Worldwide, Inc.........................  26,000        855,140
                                                          --------------
                                                              13,749,551
                                                          --------------
       Machinery -- 0.3%
         American Power Conversion Corp.(a)......  19,000        239,970
         Caterpillar, Inc........................  55,200      2,702,040
         Deere & Co.(b)..........................  36,900      1,767,510
         Dover Corp..............................  31,300      1,095,500
         Eaton Corp..............................  11,500        836,625
         Ingersoll-Rand Co.
          (Class "A" Stock) (Bermuda)............  26,600      1,214,556
         Parker Hannifin Corp....................  20,010        956,278
         Snap-On, Inc............................   8,900        264,241
                                                          --------------
                                                               9,076,720
                                                          --------------

                                                               Value
      COMMON STOCKS                                Shares     (Note 2)
      (Continued)                                  ------- --------------
      Manufacturing -- 0.3%
        American Standard Co., Inc.(a)(b).........   9,000 $      675,900
        Cooper Industries, Ltd. (Class "A" Stock).  15,900        624,870
        Illinois Tool Works, Inc..................  44,400      3,032,520
        Power-One, Inc.(a)........................   5,000         31,100
        Tyco International, Ltd................... 298,861      4,037,612
                                                           --------------
                                                                8,402,002
                                                           --------------
      Media -- 1.4%
        AOL Time Warner, Inc.(a).................. 671,600      9,879,236
        Clear Channel Communications, Inc.(a).....  89,100      2,852,982
        Comcast Corp.
         (Special Class "A" Stock)(a)............. 145,300      3,463,952
        Donnelley (R.R.) & Sons Co................  18,800        517,940
        Dow Jones & Co., Inc......................  14,400        697,680
        Gannett Co., Inc..........................  42,500      3,225,750
        Interpublic Group of Companies, Inc.......  52,200      1,292,472
        Knight-Ridder, Inc........................  13,600        856,120
        McGraw Hill Companies, Inc................  30,900      1,844,730
        Meredith Corp.............................  10,200        391,170
        New York Times Co. (The)
         (Class "A" Stock)........................  25,500      1,313,250
        Tribune Co................................  48,150      2,094,525
        Univision Communications, Inc.(a).........  31,000        973,400
        Viacom, Inc. (Class "B" Stock)(a)......... 268,069     11,894,222
                                                           --------------
                                                               41,297,429
                                                           --------------
      Metals - Ferrous -- 0.1%
        Allegheny Technologies, Inc...............  14,200        224,360
        Nucor Corp................................  12,700        826,008
        United States Steel Corp..................  12,200        242,658
        Worthington Industries, Inc...............  11,400        206,340
                                                           --------------
                                                                1,499,366
                                                           --------------
      Metals - Non Ferrous -- 0.2%
        Alcan Aluminum, Ltd.......................  44,700      1,677,144
        Alcoa, Inc................................ 131,840      4,370,496
        Inco, Ltd.(a).............................  33,800        765,232
                                                           --------------
                                                                6,812,872
                                                           --------------
      Mineral Resources
        Phelps Dodge Corp.........................  12,893        531,192
                                                           --------------
      Miscellaneous Basic Industry -- 0.3%
        AES Corp.(a)(b)...........................  74,200        402,164
        Crane Co..................................  10,800        274,104
        Danaher Corp..............................  23,800      1,579,130
        Ecolab, Inc...............................  23,300      1,077,159
        Grainger (W.W.), Inc......................  15,500        776,550
        ITT Industries, Inc.......................  13,500        953,100
        Millipore Corp.(b)........................   8,200        262,236
        Pall Corp.................................  22,000        456,500
        PPG Industries, Inc.......................  26,100      1,615,590
        Textron, Inc..............................  24,000      1,125,600
                                                           --------------
                                                                8,522,133
                                                           --------------
      Miscellaneous - Consumer Growth/Stable -- 0.3%
        3M Co.....................................  60,700      7,466,100
        American Greetings Corp.
         (Class "A" Stock)........................   9,800        163,268
        Black & Decker Corp.......................  15,500        747,100
                                                           --------------
                                                                8,376,468
                                                           --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                               Value
       COMMON STOCKS                              Shares      (Note 2)
       (Continued)                               --------- --------------
       Motorcycles -- 0.1%
         Harley-Davidson, Inc...................    47,300 $    2,425,071
                                                           --------------
       Oil & Gas -- 3.0%
         Amerada Hess Corp......................    15,100      1,245,750
         Anadarko Finance Co....................    38,727      1,909,241
         Ashland, Inc...........................    12,600        510,300
         BJ Services Co.(a).....................    19,000        643,720
         ChevronTexaco Corp.....................   164,836     14,587,986
         EOG Resources, Inc.....................    15,000        595,500
         Exxon Mobil Corp....................... 1,043,740     42,709,841
         Kerr-McGee Corp........................    16,525        884,914
         KeySpan Corp.(b).......................    16,000        602,400
         Nabors Industries, Ltd.(a).............    19,000        670,700
         NICOR, Inc.............................     7,100        324,825
         Phillips Petroleum Co..................    57,460      3,383,245
         Royal Dutch Petroleum Co...............   327,200     18,084,344
         Sunoco, Inc............................    15,600        555,828
         Unocal Corp............................    40,100      1,481,294
                                                           --------------
                                                               88,189,888
                                                           --------------
       Oil & Gas Exploration & Production -- 0.3%
         Burlington Resources, Inc..............    34,100      1,295,800
         Conoco, Inc. (Class "B" Stock).........    92,294      2,565,773
         Devon Energy Corp.(b)..................    21,000      1,034,880
         Marathon Oil Corp......................    48,500      1,315,320
         Occidental Petroleum Corp..............    55,900      1,676,441
         Transocean Sedco Forex, Inc............    45,997      1,432,807
                                                           --------------
                                                                9,321,021
                                                           --------------
       Oil & Gas Services -- 0.4%
         Apache Corp............................    19,579      1,125,401
         Baker Hughes, Inc......................    51,950      1,729,415
         El Paso Corp...........................    76,336      1,573,285
         Halliburton Co.(b).....................    65,500      1,044,070
         McDermott International, Inc.(a).......     6,400         51,840
         Noble Corp.(a).........................    17,000        656,200
         Rowan Cos., Inc.(a)....................    15,400        330,330
         Schlumberger, Ltd......................    86,300      4,012,950
                                                           --------------
                                                               10,523,491
                                                           --------------
       Precious Metals -- 0.1%
         Barrick Gold Corp.(b)..................    81,488      1,547,457
         Freeport-McMoRan Copper & Gold,
          Inc. (Class "B" Stock)(a).............    21,800        389,130
         Newmont Mining Corp....................    54,400      1,432,352
         Placer Dome, Inc.......................    48,800        547,048
                                                           --------------
                                                                3,915,987
                                                           --------------
       Railroads -- 0.2%
         Burlington Northern Santa Fe Corp......    63,500      1,905,000
         CSX Corp...............................    34,800      1,219,740
         Norfolk Southern Corp..................    64,200      1,500,996
         Union Pacific Corp.....................    37,800      2,391,984
                                                           --------------
                                                                7,017,720
                                                           --------------
       Real Estate Investment Trust -- 0.1%
         Equity Office Properties Trust.........    59,000      1,775,900
         Equity Residential Properties Trust(b).    37,000      1,063,750
                                                           --------------
                                                                2,839,650
                                                           --------------

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                             ------- --------------
         Restaurants -- 0.3%
           Darden Restaurants, Inc..............  30,150 $      744,705
           McDonald's Corp...................... 203,300      5,783,885
           Starbucks Corp.(a)...................  51,000      1,267,350
           Wendy's International, Inc.(b).......  18,400        732,872
           Yum! Brands, Inc.(a).................  47,800      1,398,150
                                                         --------------
                                                              9,926,962
                                                         --------------
         Retail -- 3.5%
           Albertson's, Inc.(b).................  61,766      1,881,392
           AutoZone, Inc.(a)....................  17,600      1,360,480
           Bed Bath & Beyond, Inc.(a)...........  39,200      1,479,408
           Best Buy Co., Inc.(a)................  45,750      1,660,725
           Big Lots, Inc.(a)....................  20,100        395,568
           Circuit City Stores, Inc.............  33,100        620,625
           Costco Wholesale Corp.(a)............  68,100      2,630,022
           CVS Corp.............................  59,500      1,820,700
           Dillard's, Inc.......................  17,200        452,188
           Dollar General Corp..................  56,756      1,080,067
           Family Dollar Stores, Inc.(b)........  22,000        775,500
           Federated Department Stores, Inc.(a).  33,100      1,314,070
           Gap, Inc. (The)(b)................... 133,400      1,894,280
           Home Depot, Inc...................... 359,150     13,191,580
           J.C. Penney Co., Inc.................  40,900        900,618
           Kohl's Corp.(a)......................  49,300      3,454,944
           Kroger Co.(a)........................ 125,146      2,490,405
           Liz Claiborne, Inc...................  16,800        534,240
           May Department Stores Co.............  48,600      1,600,398
           Nordstrom, Inc.......................  21,800        493,770
           Office Depot, Inc.(a)(b).............  53,200        893,760
           RadioShack Corp......................  32,000        961,920
           Safeway, Inc.(a).....................  79,800      2,329,362
           Sears, Roebuck & Co..................  51,000      2,769,300
           Sherwin-Williams Co.(b)..............  25,400        760,222
           Staples, Inc.(a).....................  74,900      1,475,530
           SUPERVALU, Inc.......................  24,000        588,720
           Target Corp.......................... 137,400      5,234,940
           The Limited, Inc.....................  74,506      1,586,978
           Tiffany & Co.(b).....................  19,000        668,800
           TJX Cos., Inc........................  91,000      1,784,510
           Toys 'R' Us, Inc.(a).................  38,900        679,583
           Wal-Mart Stores, Inc................. 682,900     37,566,329
           Walgreen Co.......................... 157,800      6,095,814
           Winn-Dixie Stores, Inc.(b)...........  25,100        391,309
                                                         --------------
                                                            103,818,057
                                                         --------------
         Rubber
           B.F. Goodrich Co.....................  16,200        442,584
           Cooper Tire & Rubber Co..............  11,200        230,160
           Goodyear Tire & Rubber Co............  24,500        458,395
                                                         --------------
                                                              1,131,139
         Telecommunications -- 2.3%
           ADC Telecommunications, Inc.(a)...... 103,400        236,786
           ALLTEL Corp..........................  47,400      2,227,800
           Andrew Corp.(a)......................  17,600        262,592
           AT&T Corp............................ 557,023      5,960,146
           AT&T Wireless Services, Inc.(a)...... 398,101      2,328,891
           Avaya, Inc.(a).......................  41,670        206,267
           BellSouth Corp....................... 292,200      9,204,300

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                            Value
           COMMON STOCKS                          Shares   (Note 2)
           (Continued)                            ------- -----------
           Telecommunications (cont'd.)
             CenturyTel, Inc.(b).................  22,400 $   660,800
             CIENA Corp.(a)......................  30,000     125,700
             Citizens Communications Co.(a)(b)...  26,000     217,360
             Corning, Inc.(a).................... 134,100     476,055
             JDS Uniphase Corp.(a)............... 189,000     504,630
             Lucent Technologies, Inc.(a)(b)..... 500,055     830,091
             Motorola, Inc....................... 333,725   4,812,314
             Nextel Communications, Inc.
              (Class "A" Stock)(a)............... 114,400     367,224
             Nortel Networks Corp.(a)............ 464,860     674,047
             QUALCOMM, Inc.(a)................... 115,700   3,180,593
             Qwest Communications International,
              Inc.(a)(b)......................... 248,357     695,400
             SBC Communications, Inc............. 519,108  15,832,794
             Scientific-Atlanta, Inc.(b).........  24,100     396,445
             Sprint Corp......................... 136,700   1,450,387
             Sprint Corp. (PCS Group)(a)(b)...... 139,200     622,224
             Tellabs, Inc.(a)....................  60,600     375,720
             Verizon Communications, Inc......... 416,476  16,721,511
                                                          -----------
                                                           68,370,077
                                                          -----------
           Textiles
             VF Corp.............................  19,100     748,911
                                                          -----------
           Tobacco
             UST, Inc............................  26,100     887,400
                                                          -----------
           Toys -- 0.1%
             Hasbro, Inc.........................  30,700     416,292
             Mattel, Inc.........................  64,951   1,369,167
                                                          -----------
                                                            1,785,459
                                                          -----------
           Travel Services
             Sabre Holdings Corp.(a).............  23,526     842,231
                                                          -----------
           Trucking/Shipping -- 0.1%
             FedEx Corp.(a)......................  44,900   2,397,660
             Ryder System, Inc...................  11,500     311,535
                                                          -----------
                                                            2,709,195
                                                          -----------
           Utilities - Electric & Gas -- 1.2%
             Allegheny Energy, Inc...............  15,000     386,250
             Ameren Corp.........................  21,200     911,812
             American Electric Power Co., Inc....  52,160   2,087,443
             Calpine Corp.(a)(b).................  39,000     274,170
             Cinergy Corp.(b)....................  23,500     845,765
             CMS Energy Corp.(b).................  21,000     230,580
             Consolidated Edison, Inc.(b)........  34,100   1,423,675
             Constellation Energy Group..........  22,400     657,216
             Dominion Resources, Inc.(b).........  40,116   2,655,679
             DTE Energy Co.......................  22,700   1,013,328
             Duke Energy Co...................... 122,800   3,819,080
             Edison International................  55,500     943,500
             Entergy Corp........................  33,800   1,434,472
             Exelon Corp.........................  52,687   2,755,530
             FirstEnergy Corp....................  50,101   1,672,371
             FPL Group, Inc.(b)..................  27,700   1,661,723
             Mirant Corp.(a).....................  49,675     362,628
             NiSource, Inc.......................  26,000     567,580
             Pacific Gas & Electric Co.(a).......  61,900   1,107,391
             Pinnacle West Capital Corp..........  11,400     450,300

                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                                 ------- --------------
       Utilities - Electric & Gas (cont'd.)
         PPL Corp.................................  24,100 $      797,228
         Progress Energy, Inc.....................  37,583      1,954,692
         Public Service Enterprise Group, Inc.(b).  34,600      1,498,180
         Reliant Energy, Inc......................  46,200        780,780
         Southern Co.(b).......................... 102,300      2,803,020
         TECO Energy, Inc.(b).....................  16,000        396,000
         TXU Corp.(b).............................  43,500      2,242,425
         Xcel Energy, Inc.........................  55,110        924,195
                                                           --------------
                                                               36,657,013
                                                           --------------
       Waste Management -- 0.1%
         Allied Waste Industries, Inc.(a).........  29,700        285,120
         Waste Management, Inc....................  99,242      2,585,254
                                                           --------------
                                                                2,870,374
                                                           --------------
       TOTAL COMMON STOCKS
        (cost $1,635,585,147).............................  1,390,572,352
                                                           --------------
       CONTINGENT VALUE OBLIGATION
       Utilities -- Electric & Gas
         Progress Energy, Inc.(a)
          (cost $6,909)...........................  14,100              0
                                                           --------------

                                                 Principal
                Interest     Maturity  Moody's    Amount       Value
                  Rate         Date    Rating      (000)      (Note 2)
                --------     --------  -------   ---------   ----------
                LONG-TERM BONDS -- 39.6%
                Aerospace -- 0.3%
                Litton Industries, Inc.
                  8.00%      10/15/09    Baa3     $ 2,100     2,292,360
                Northrop-Grumman Corp.
                 7.125%      02/15/11    Baa3       1,300     1,375,348
                 7.875%      03/01/26    Baa3       2,500     2,724,125
                United Technologies Corp.
                  6.10%      05/15/12     A2        1,480     1,513,670
                                                             ----------
                                                              7,905,503
                                                             ----------
                Airlines
                United Airlines, Inc.
                 10.67%      05/01/04    Caa1         945       708,750
                                                             ----------
                Asset Backed Securities -- 0.2%
                Chase Commercial Mortgage Securities Corp., Series 1997-
                  7.37%      06/19/29   AAA(e)      6,827     7,398,976
                                                             ----------
                Autos - Cars & Trucks -- 0.1%
                ArvinMeritor, Inc.
                  8.75%      03/01/12    Baa3       1,200     1,286,230
                Pennzoil-Quaker State Co.
                 7.375%      04/01/29     Ba2       2,800     2,996,420
                                                             ----------
                                                              4,282,650
                                                             ----------
                Banks and Savings & Loans -- 1.2%
                J.P. Morgan Chase & Co.
                  5.25%      05/30/07     Aa3       3,420     3,439,795
                  6.50%      01/15/09     A1        1,100     1,124,926
                KBC Bank Funding Trust III
                  9.86%      11/29/49     A2        2,500     2,950,475
                National Australia Bank, Ltd.
                  6.40%      12/10/07     A1        8,400     8,518,272
                National Westminster Bank PLC
                 7.375%      10/01/09     Aa2       6,360     7,010,437
                Wachovia Corp.
                  7.55%      08/18/05     A1        1,200     1,311,864
                Washington Mutual, Inc.
                  7.50%      08/15/06     A3        5,000     5,441,350
                 5.598%      04/25/32     Aaa       6,500     6,655,391
                                                             ----------
                                                             36,452,510
                                                             ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                              Principal
           Interest      Maturity    Moody's   Amount       Value
             Rate          Date      Rating     (000)      (Note 2)
           --------   --------       -------  --------- --------------
           LONG-TERM BONDS (Continued)
           Building Products -- 0.5%
           Hanson Overseas BV
            7.375%    01/15/03          Baa1   $14,751  $   15,039,235
                                                        --------------
           Cable & Pay Television Systems -- 0.6%
           Rogers Cablesystems, Ltd., (Canada)
            11.00%    12/01/15          Ba1      2,815       3,040,200
           Tele-Communications, Inc.
             8.25%    01/15/03          Baa2     2,000       1,960,060
            9.875%    06/15/22          Baa2    12,900      12,861,300
                                                        --------------
                                                            17,861,560
                                                        --------------
           Chemicals
           Eastman Chemical Co.
             7.00%    04/15/12          Baa2       700         725,984
                                                        --------------
           Collateralized Mortgage Obligations -- 1.4%
           First Union National Bank Commercial Mortgage Trust
            7.202%    09/15/10         AAA(e)    2,200       2,427,043
           J.P. Morgan Commercial Mortgage Finance Corp.
            7.371%    08/15/32          Aaa     11,500      12,758,420
           Keycorp
            7.727%    02/15/10          Aaa     11,180      12,594,441
           Morgan Stanley Dean Witter Capital, Inc.
             7.20%    10/15/33          Aaa      4,500       4,950,336
           PNC Mortgage Acceptance Corp.
             7.33%    10/10/09         AAA(e)    7,485       8,299,978
                                                        --------------
                                                            41,030,218
                                                        --------------
           Commercial Services -- 0.2%
           PHH Corp.
            8.125%    02/03/03          Baa1     2,860       2,888,600
           Thomson Corp.
             6.20%    01/05/12           A3      3,000       3,005,316
                                                        --------------
                                                             5,893,916
                                                        --------------
           Containers -- 0.2%
           Pactiv Corp.
             7.95%    12/15/25          Baa3     5,250       5,484,806
                                                        --------------
           Cosmetics & Soaps -- 0.1%
           Procter & Gamble Co.
             4.75%    06/15/07(d)       Aa3      1,700       1,708,653
                                                        --------------
           Diversified Operations -- 0.1%
           Bombardier, Inc.
             6.75%    05/01/12           A3        900         935,585
           Tyco International Group SA
             7.00%    06/15/28          Ba2      1,964       1,392,967
                                                        --------------
                                                             2,328,552
                                                        --------------
           Drugs & Medical Supplies -- 0.4%
           Pharmacia Corp.
             6.50%    12/01/18           A1      1,145       1,152,385
             6.75%    12/15/27           A1      2,735       2,824,599
             6.60%    12/01/28           A1      1,150       1,166,525
           Wyeth
             6.70%    03/15/11(b)(d)     A3      5,000       5,395,200
                                                        --------------
                                                            10,538,709
                                                        --------------

                                          Principal
             Interest  Maturity   Moody's  Amount       Value
               Rate      Date     Rating    (000)      (Note 2)
             -------- --------    ------- --------- --------------
             LONG-TERM BONDS (Continued)
             Financial Services -- 2.3%
             CIT Group, Inc.
               7.50%  11/14/03      A2     $ 2,200  $    2,188,023
             Citigroup, Inc.
              6.625%  06/15/32(b)  Aa2       3,850       3,733,807
             Credit Suisse First Boston USA
               6.50%  01/15/12     Aa3       3,000       3,036,420
             Enterprise Rent-A-Car USA Finance Co., M.T.N.
               7.50%  06/15/03     Baa1      5,000       5,229,850
               6.95%  03/01/04     Baa1      7,500       7,830,375
             Ford Motor Credit Corp.
              7.375%  10/28/09      A3       2,000       2,030,220
              7.875%  06/15/10      A3       5,800       6,063,546
               7.25%  10/25/11      A3       3,780       3,798,129
             General Electric Capital Corp., M.T.N.
               6.00%  06/15/12     Aaa       3,500       3,512,005
               6.75%  03/15/32     Aaa       2,700       2,719,764
             General Motors Acceptance Corp.
               5.95%  03/14/03      A2      17,000      17,165,410
              6.125%  01/22/08      A2       1,500       1,496,880
              6.875%  09/15/11      A2       1,400       1,389,944
             HJ Heinz Finance Co.
               6.00%  03/15/12      A3       1,100       1,105,486
             Pemex Finance, Ltd., (Cayman Islands)
               9.14%  08/15/04     Baa1      5,850       6,196,554
                                                    --------------
                                                        67,496,413
                                                    --------------
             Food & Beverage -- 1.2%
             Archer Daniels Midland Co.
               7.00%  02/01/31      A1       3,120       3,209,946
             Coca-Cola Bottling Co.
              6.375%  05/01/09     Baa2      3,000       3,090,330
             ConAgra Foods, Inc.
               6.75%  09/15/11     Baa1      3,000       3,158,310
             Coors Brewing Co.
              6.375%  05/15/12     Baa2      2,700       2,778,297
             General Mills, Inc.
              5.125%  02/15/07     Baa1      1,200       1,199,205
               6.00%  02/15/12     Baa1      4,650       4,606,220
             Heinz (HJ) Co.
              6.625%  07/15/11      A3       2,200       2,305,688
             Kellogg Co.
               6.00%  04/01/06     Baa2      3,000       3,121,890
               6.60%  04/01/11     Baa2      2,200       2,303,158
               7.45%  04/01/31     Baa2      2,700       2,961,900
             Kraft Foods, Inc.
               5.25%  06/01/07      A2       4,400       4,462,524
               6.25%  06/01/12      A2       2,000       2,051,140
                                                    --------------
                                                        35,248,608
                                                    --------------
             Forest Products -- 0.5%
             Boise Cascade Corp.
               7.50%  02/01/08     Baa3      3,150       3,233,066
             International Paper Co.
               8.00%  07/08/03     Baa2      5,000       5,242,425
             Sappi Papier Holding AG, (Austria)
               6.75%  06/15/12(b)  Baa2      1,000       1,012,584

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                           Principal
             Interest  Maturity   Moody's   Amount       Value
               Rate      Date     Rating     (000)      (Note 2)
             -------- --------    -------  --------- --------------
             LONG-TERM BONDS (Continued)
             Forest Products (Cont'd.)
             Weyerhaeuser Co.
               6.75%  03/15/12       Baa2   $ 2,470  $    2,539,481
              7.375%  03/15/32       Baa2     2,700       2,733,561
                                                     --------------
                                                         14,761,117
                                                     --------------
             Hospitals/Hospital Management -- 0.1%
             Healthsouth Corp.
              7.625%  06/01/12       Ba1      2,820       2,793,546
                                                     --------------
             Industrial -- 0.2%
             Cendant Corp.
               7.75%  12/01/03       Baa1     2,000       2,010,000
             Compania Sud Americana De Vapores, SA, (Chile)
              7.375%  12/08/03      BBB(e)    4,600       4,750,075
                                                     --------------
                                                          6,760,075
                                                     --------------
             Insurance -- 0.1%
             Aon Corp.
               8.65%  05/15/05        A3      4,000       4,432,240
                                                     --------------
             Investment Bankers -- 0.2%
             Lehman Brothers, Inc.
              6.625%  04/01/04        A2      7,000       7,334,320
                                                     --------------
             Leisure -- 0.7%
             International Game Technology
              7.875%  05/15/04       Ba1        500         515,000
             ITT Corp.
               6.75%  11/15/03       Ba1     19,500      19,548,750
                                                     --------------
                                                         20,063,750
                                                     --------------
             Machinery -- 0.1%
             Caterpillar, Inc.
               7.25%  09/15/09        A2      2,400       2,628,024
                                                     --------------
             Media -- 0.4%
             AOL Time Warner, Inc.
              7.625%  04/15/31       Baa1     3,300       2,889,216
               7.70%  05/01/32       Baa1     2,800       2,483,883
             The E.W. Scripps Co.
               5.75%  07/15/12        A2      1,280       1,271,936
             United News & Media PLC
               7.25%  07/01/04       Baa2     2,900       2,984,680
             World Color Press, Inc.
              8.375%  11/15/08       Baa2     1,340       1,411,747
                                                     --------------
                                                         11,041,462
                                                     --------------
             Oil & Gas -- 0.5%
             BJ Services Co.
               7.00%  02/01/06(a)    Baa2     4,000       4,232,080
             Coastal Corp.
               7.50%  08/15/06       Baa2     6,000       6,005,640
             Kerr-McGee Corp.
              7.875%  09/15/31       Baa2     2,670       2,942,473
             NRG Energy, Inc.
               7.75%  04/01/11       Baa3       670         527,183
             Parker & Parsley Petroleum Co.
              8.876%  04/15/05       Ba1      1,375       1,419,688
                                                     --------------
                                                         15,127,064
                                                     --------------

                                         Principal
               Interest Maturity Moody's  Amount       Value
                 Rate     Date   Rating    (000)      (Note 2)
               -------- -------- ------- --------- --------------
               LONG-TERM BONDS (Continued)
               Oil & Gas Exploration & Production -- 0.3%
               Conoco, Inc.
                 6.95%  04/15/29  Baa1    $ 3,700  $    3,781,315
               Occidental Petroleum Corp.
                 6.75%  01/15/12  Baa2      3,800       4,003,034
                                                   --------------
                                                        7,784,349
                                                   --------------
               Real Estate Investment Trust -- 0.8%
               Duke Realty, LP
                 7.30%  06/30/03  Baa1      3,850       3,997,790
               EOP Operating, LP
                 6.50%  06/15/04  Baa1      6,000       6,240,840
               ERP Operating, LP
                 7.10%  06/23/04  Baa1      2,000       2,109,960
                 6.63%  04/13/15  Baa1      5,000       5,165,000
               Simon Debartolo Group, Inc.,
                 6.75%  06/15/05  Baa1      5,000       5,232,200
                                                   --------------
                                                       22,745,790
                                                   --------------
               Retail -- 0.5%
               Federated Department Stores, Inc.
                 8.50%  06/15/03  Baa1      5,000       5,218,900
               Kroger Co.
                 7.25%  06/01/09  Baa3      2,900       3,125,142
                 6.20%  06/15/12  Baa3      1,770       1,753,592
               Safeway, Inc.
                 6.50%  11/15/08  Baa2      2,700       2,808,351
               Target Corp.
                 5.95%  05/15/06   A2       1,200       1,249,800
                5.375%  06/15/09   A2       1,220       1,217,877
                5.875%  03/01/12   A2         850         863,141
                                                   --------------
                                                       16,236,803
                                                   --------------
               Telecommunications -- 1.7%
               360 Communication Co.
                7.125%  03/01/03   A2      12,050      12,264,972
               AT&T Corp.
                 8.00%  11/15/31  Baa2      5,750       4,513,750
               AT&T Wireless Services, Inc.
                 8.75%  03/01/31  Baa2      1,800       1,389,528
               Deutsche Telekom International
                 8.25%  06/15/30  Baa1      2,250       2,091,613
               Electric Lightwave, Inc.
                 6.05%  05/15/04  Baa2      4,700       4,418,000
               France Telecom
                 9.00%  03/01/31  Baa3      3,000       2,653,554
               Koninklijke (Royal) KPN NV
                 8.00%  10/01/10  Baa3        780         786,669
               Qwest Corp.
                8.875%  03/15/12  Ba3       2,180       1,940,200
               Sprint Capital Corp.
                8.375%  03/15/12  Baa3      2,310       1,894,200
                6.875%  11/15/28  Baa3      4,700       3,059,465
                 8.75%  03/15/32  Baa3      1,550       1,178,000
               Telecom de Puerto Rico
                 6.65%  05/15/06  Baa1      4,500       4,560,705
                 6.80%  05/15/09  Baa1      2,900       2,729,376
               Verizon Global Funding Corp.
                 7.75%  06/15/32   A1       1,180       1,134,938

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                             Principal
               Interest     Maturity Moody's  Amount       Value
                 Rate         Date   Rating    (000)      (Note 2)
               --------     -------- ------- --------- --------------
               LONG-TERM BONDS (Continued)
               Telecommunications (Cont'd.)
               Verizon Wireless, Inc.
                5.375%      12/15/06   A2     $ 4,000  $    3,731,280
               Vodafone Group PLC
                 7.75%      02/15/10   A2       1,100       1,150,974
                                                       --------------
                                                           49,497,224
                                                       --------------
               Transportation -- 0.8%
               Canadian National Railway Co., (Canada)
                7.375%      10/15/31  Baa2      2,200       2,378,684
               CP Railway, Ltd.
                 6.25%      10/15/11  Baa2      3,400       3,482,535
                7.125%      10/15/31  Baa2      2,400       2,498,232
               Limestone Electron Trust
                8.625%      03/15/03  Baa3      8,750       8,537,585
               Union Pacific Corp.
                 5.75%      10/15/07  Baa3      3,500       3,597,489
                 7.25%      11/01/08  Baa3      3,250       3,529,159
                                                       --------------
                                                           24,023,684
                                                       --------------
               Utilities -- 1.3%
               Arizona Public Service Co.
                7.625%      08/01/05  Baa1      5,000       5,405,350
               Calpine Corp.
                10.50%      05/15/06   B1       3,200       2,400,000
               CMS Energy Corp.
                8.375%      07/01/03   B3       1,000         760,000
               Dominion Fiber Ventures LLC
                 7.05%      03/15/05  Baa2      1,000         965,000
               Edison Mission Energy
                 7.73%      06/15/09  Baa3      2,300       2,058,109
               Entergy Louisiana, Inc.
                 8.50%      06/01/03  Baa2      5,000       5,220,335
               FirstEnergy Corp.
                7.375%      11/15/31  Baa2      3,700       3,472,894
               Hydro-Quebec
                 8.00%      02/01/13   A1       1,900       2,252,773
               Mirant Americas Generation, Inc.
                9.125%      05/01/31  Ba1       1,790       1,279,850
               Nisource Finance Corp.
                7.625%      11/15/05  Baa3        750         756,420
               Pinnacle Partners
                 8.83%      08/15/04  Ba1      10,000       9,950,000
               PPL Electric Utilities Corp.
                 6.25%      08/15/09   A3       1,900       1,955,594
               PSE&G Power LLC
                 6.95%      06/01/12  Baa1        800         801,368
                                                       --------------
                                                           37,277,693
                                                       --------------
               Waste Management -- 0.1%
               Waste Management, Inc.
                 7.75%      05/15/32  Ba1       2,250       2,257,402
                                                       --------------
               Foreign Government Bonds -- 0.2%
               Province of Saskatchewan, (Canada)
                9.125%      02/15/21  Aa3       1,800       2,396,106
               Quebec Province, (Canada)
                7.125%      02/09/24   A1       2,700       2,942,919
                                                       --------------
                                                            5,339,025
                                                       --------------

                                            Principal
            Interest        Maturity         Amount       Value
              Rate            Date            (000)      (Note 2)
            -------- --------               --------- --------------
            LONG-TERM BONDS (Continued)
            U.S. Government & Agency Obligations -- 5.1%
            United States Treasury Bonds
              9.25%  02/15/16(b)            $ 31,340  $   43,068,995
              7.50%  11/15/16                  1,510       1,817,195
              8.75%  05/15/17                  1,290       1,721,195
             8.875%  02/15/19(b)               5,060       6,882,207
             5.375%  02/15/31                  1,530       1,498,191
            United States Treasury Notes
              6.50%  05/15/05                  1,435       1,557,764
             4.625%  05/15/06                  2,830       2,914,900
             4.375%  05/15/07                  1,260       1,277,325
             5.625%  05/15/08                    800         853,872
              6.00%  08/15/09                     10          10,863
             4.875%  02/15/12(b)              58,122      58,339,958
            United States Treasury Strips
               Zero  02/15/13(b)              33,570      19,040,904
               Zero  11/15/16(b)              24,150      10,544,131
                                                      --------------
                                                         149,527,500
                                                      --------------
            Mortgage Backed Securities -- 17.2%
            Federal Home Loan Mortgage Corp.
              5.75%  01/15/12(b)              28,350      29,127,074
              6.50%  05/01/14 - 04/01/15       7,111       7,383,516
            Federal National Mortgage Association
              5.50%  03/01/16 - 02/01/17      10,865      10,890,608
              6.00%  04/01/13 - 07/01/17      37,602      38,459,638
             6.125%  03/15/12(b)              21,400      22,645,908
              6.50%       TBA                  9,500       9,838,390
              7.00%  08/01/11                  4,386       4,623,375
              7.50%  05/01/12                  5,267       5,588,188
            Federal National Mortgage Association(b)
              6.00%  07/01/32                 54,000      53,865,000
              6.50%  08/01/32                120,000     122,324,400
              7.00%  08/14/02                 52,000      53,913,080
              7.50%  08/14/02                 63,000      66,110,310
            Government National Mortgage Association
              6.50%  10/15/23 - 02/15/32(b)   39,025      40,683,624
              6.50%       TBA                 37,705      37,740,000
              7.00%  09/15/31                  3,376       3,503,862
              8.00%  01/15/24 - 04/15/25       2,302       2,497,298
                                                      --------------
                                                         509,194,271
                                                      --------------
            TOTAL LONG-TERM BONDS
             (cost $1,154,772,119)...................  1,168,930,382
                                                      --------------

                                              Shares
             PREFERRED STOCKS -- 0.2%         -------
             Financial Services
             BCH Capital Ltd. 9.43%, Series B
               (cost $5,796,594)............. 225,900     6,178,365
                                                      -------------
             TOTAL LONG-TERM INVESTMENTS
              (cost $2,796,160,769).................. 2,565,681,099
                                                      -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



                                               Principal
             Interest     Maturity    Moody's   Amount       Value
               Rate         Date      Rating     (000)      (Note 2)
              --------   --------     -------  --------- --------------
             SHORT-TERM INVESTMENTS -- 34.1%
             Commercial Paper -- 3.0%
             American Electric Power Co., Inc.
               2.20%     07/19/02(c)   P-2      $20,000  $   19,978,000
             General Motors Acceptance Corp.
               2.10%     07/16/02(c)   P-2       14,000      13,987,750
             Phillips Petroleum Co.
              2.025%     08/15/02(c)   P-2       24,000      23,939,250
               2.04%     08/28/02(c)   P-2       10,439      10,404,691
             Reed Elsevier, Inc.
               2.00%     07/15/02(c)   P-2       10,000       9,992,222
               2.02%     07/19/02(c)   P-2       10,000       9,989,900
                                                         --------------
                                                             88,291,813
                                                         --------------
             Other Corporate Obligations -- 1.0%
             Capital One Bank
               6.76%     07/23/02      Baa2       2,500       2,499,675
             Federated Department Stores Inc.
              8.125%     10/15/02      Baa1      20,850      21,151,282
             H.F. Ahmanson & Co.
               8.25%     10/01/02       A3        5,200       5,267,756
                                                         --------------
                                                             28,918,713
                                                         --------------

                                          Principal
             Interest  Maturity   Moody's  Amount       Value
               Rate      Date     Rating    (000)      (Note 2)
             -------- --------    ------- --------- --------------
             SHORT-TERM INVESTMENTS (Continued)
             U.S. Government & Agency Obligations -- 0.6%
             United States Treasury Bills
               1.65%  09/19/02(d)          $   150  $      149,450
               1.67%  09/19/02(d)           17,100      17,036,540
              1.695%  09/19/02(d)              550         547,928
                                                    --------------
                                                        17,733,918
                                                    --------------

                                              Shares
                                            -----------
         Mutual Fund -- 29.5%
         Prudential Core Investment Fund --
          Taxable Money Market Series
          (Note 4)(c)...................... 872,558,090    872,558,090
                                                        --------------
         TOTAL SHORT-TERM INVESTMENTS
           (cost $1,007,193,046).....................    1,007,502,534
                                                        --------------
         TOTAL INVESTMENTS -- 120.9%
           (cost $3,803,353,815; Note 7).............    3,573,183,633
         VARIATION MARGIN ON OPEN FUTURES
          CONTRACTS(f).................................        292,791
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (20.9)%............................   (617,538,906)
                                                        --------------
         NET ASSETS -- 100.0%.......................... $2,955,937,518
                                                        ==============

The following abbreviations are used in portfolio descriptions:

AG     Aktiengesellschaft (Austrian Corporation)
BV     Besloten Vennootschap (Dutch Limited Liability Company)
LLC    Limited Liability Company
LP     Limited Partnership
M.T.N. Medium Term Note
NV     Naamloze Vennootschap (Dutch Company)
PLC    Public Limited Company (British Limited Liability Company)
SA     Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
TBA    To be announced

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $222,262,086; cash collateral of $229,470,082 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Standard & Poor's rating.

(f)Open futures contracts as of June 30, 2002 were as follows:

   Number of                               Expiration   Value at     Value at    Appreciation/
   Contracts               Type               Date     Trade Date  June 30, 2002 Depreciation
   ---------     ------------------------- ---------- ------------ ------------- -------------
Long Positions:
       68        S&P 500 Index              Sept 02   $ 17,506,313 $ 16,831,700   $  (674,613)
      653        S&P 500 Index              Sept 02    165,209,000  161,633,825    (3,575,175)
      420        S&P MidCap 400 Index       Sept 02    103,447,843  102,963,000      (484,843)
     1,630       U.S. Treasury 5 Yr Notes   Sept 02    172,007,352  175,097,656     3,090,304
                                                                                  -----------
                                                                                   (1,644,327)
Short Positions:
      577        U.S. Treasury 2 Yr Notes   Sept 02    120,068,254  121,142,953    (1,074,699)
      855        U.S. Treasury 10 Yr Notes  Sept 02     88,680,032   91,685,391    (3,005,359)
                                                                                  -----------
                                                                                   (4,080,058)
                                                                                  -----------
                                                                                  $(5,724,385)
                                                                                  ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

                           ---------------------------
                           DIVERSIFIED BOND PORTFOLIO
                           ---------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                    Principal
LONG-TERM                                Moody's  Interest Maturity  Amount       Value
INVESTMENTS -- 95.7% LONG-TERM           Rating     Rate     Date     (000)      (Note 2)
BONDS -- 95.4%                           -------  -------- -------- --------- --------------
Aerospace -- 1.2%
 Boeing Co..............................    A2       8.75% 08/15/21  $ 6,250  $    7,649,962
 Raytheon Co............................   Baa3      7.90% 03/01/03    6,450       6,601,446
 United Technologies Corp.(b)...........    A2       7.50% 09/15/29    3,200       3,577,885
                                                                              --------------
                                                                                  17,829,293
                                                                              --------------
Airlines -- 0.4%
 Continental Airlines, Inc..............    B3       8.00% 12/15/05    1,030         906,400
 Delta Air Lines, Inc...................    Ba3      6.65% 03/15/04    2,250       2,177,618
 Delta Air Lines, Inc...................    Ba3      9.75% 05/15/21    1,500       1,460,682
 United Airlines, Inc...................   Caa1     10.67% 05/01/04    1,863       1,397,250
                                                                              --------------
                                                                                   5,941,950
                                                                              --------------
Asset Backed Securities -- 2.7%
 Chase Commercial Mortgage Securities
   Corp., Series 1997-1.................  AAA(e)     7.37% 06/19/29    5,306       5,750,061
 Citibank Credit Card Master Trust,
   Series 1996-3........................    Aaa      6.10% 05/15/08   12,500      13,093,750
 Continental Airlines, Inc., Series
   2000-1...............................   Baa1     8.048% 11/01/20    4,249       4,402,112
 Continental Airlines, Inc., Series
   1998-1, Class A......................   Baa1     6.648% 09/15/17    1,307       1,247,679
 MBNA Corp., Series 1999 B..............    Aaa      5.90% 08/15/11   14,300      14,968,043
                                                                              --------------
                                                                                  39,461,645
                                                                              --------------
Auto/Equipment Rental -- 0.1%
 Hertz Corp.............................   Baa2      8.25% 06/01/05      750         786,135
                                                                              --------------
Automobiles & Trucks -- 0.4%
 Lear Corp..............................    Ba1      7.96% 05/15/05      800         816,000
 Navistar International Corp............    Ba1      7.00% 02/01/03    3,500       3,486,875
 TRW, Inc...............................   Baa2     7.125% 06/01/09    1,850       1,963,401
                                                                              --------------
                                                                                   6,266,276
                                                                              --------------
Banks and Savings & Loans -- 4.6%
 Bank United Corp.......................   Baa1     8.875% 05/01/07    4,000       4,596,320
 Barclays Bank PLC......................    Aa3     7.375% 12/15/49    1,500       1,611,792
 Bayerische Landesbank Girozentrale,
   (Germany)............................    Aaa     5.875% 12/01/08    7,800       8,049,678
 Cho Hung Bank(a).......................   Baa3     11.50% 04/01/05    1,335       1,533,515
 Cho Hung Bank(a).......................   Baa3    11.875% 04/01/05    3,250       3,741,400
 Citigroup, Inc.(b).....................    Aa2     6.625% 06/15/32    2,850       2,763,987
 Citigroup, Inc.........................    Aa2      7.25% 10/01/10    2,000       2,170,760
 Fideicomiso Petacalco-Topolo...........   Baa3     10.16% 12/23/09    3,000       3,090,000
 Hanvit Bank............................   Baa3     12.75% 03/01/10    1,350       1,582,787
 HSBC Capital Funding LP................    A2     10.176% 06/30/30    8,000      10,216,160
 KBC Bank Funding.......................    A2       9.86% 11/29/49    5,000       5,900,950
 Korea Exchange Bank....................   Baa3     13.75% 06/30/10    1,915       2,307,575
 National Australia Bank, (Australia)...    A1       6.40% 12/10/07    3,700       3,752,096
 Popular North America, Inc.............    A3       3.63% 10/15/03    5,000       5,056,810
 Washington Mutual, Inc.................    A3       7.50% 08/15/06   10,000      10,882,700
                                                                              --------------
                                                                                  67,256,530
                                                                              --------------
Building & Construction -- 0.4%
 Cemex SA de CV.........................    Ba1     9.625% 10/01/09    2,400       2,640,000
 D.R. Horton, Inc.......................    Ba1     7.875% 08/15/11    2,920       2,847,000
                                                                              --------------
                                                                                   5,487,000
                                                                              --------------
Cable & Pay Television Systems -- 1.8%
 ABC Family Worldwide, Inc..............   Baa1     10.25% 11/01/07    1,882       2,006,821
 Charter Communications Holdings LLC....    B2      10.00% 05/15/11    2,640       1,782,000
 Clear Channel Communications, Inc......   Baa3      7.25% 09/15/03    1,700       1,715,096
 Comcast Cable Communications, Inc.(b)..   Baa2      6.75% 01/30/11    1,000         886,300
 CSC Holdings, Inc......................    Ba2      7.25% 07/15/08    3,400       2,693,446
 CSC Holdings, Inc......................    Ba2     7.625% 04/01/11    2,605       2,095,931
 CSC Holdings, Inc......................    Ba2     7.875% 12/15/07    1,490       1,199,539

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                           Principal
                                                                 Moody's Interest Maturity  Amount       Value
                                                                 Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                                      ------- -------- -------- --------- --------------
Cable & Pay Television Systems (cont'd.)
  Rogers Cablesystems, Inc., (Canada)...........................  Baa3     10.00% 03/15/05  $ 4,000  $    4,160,000
  TCI Communications, Inc.......................................  Baa2    10.125% 04/15/22    6,300       6,428,394
  TCI Communications, Inc.......................................  Baa2      8.25% 01/15/03    3,000       2,940,090
                                                                                                     --------------
                                                                                                         25,907,617
                                                                                                     --------------
Chemicals -- 0.4%
  Applied Extrusion Technologies, Inc...........................   B2      10.75% 07/01/11      440         396,000
  Eastman Chemical Co...........................................  Baa2      7.00% 04/15/12    2,400       2,489,088
  IMC Global, Inc.(b)...........................................  Ba1     10.875% 06/01/08      400         430,000
  Lyondell Chemical Co..........................................  Ba3      9.625% 05/01/07    1,880       1,795,400
                                                                                                     --------------
                                                                                                          5,110,488
                                                                                                     --------------
Collateralized Mortgage Obligations -- 1.1%
  Illinois Power Special Purpose Trust, Series 1998-1, Class A5.  Aaa       5.38% 06/25/07   15,000      15,603,034
                                                                                                     --------------
Commercial Services -- 0.4%
  Cintas Corp...................................................   A2       6.00% 06/01/12    3,000       3,042,270
  The Thomson Corp..............................................   A3       5.75% 02/01/08    2,750       2,767,685
                                                                                                     --------------
                                                                                                          5,809,955
                                                                                                     --------------
Computers -- 0.3%
  International Business Machines Corp..........................   A1      5.625% 04/12/04    3,000       3,113,010
  Unisys Corp...................................................  Ba1      8.125% 06/01/06    1,650       1,617,000
                                                                                                     --------------
                                                                                                          4,730,010
                                                                                                     --------------
Containers & Packaging -- 0.5%
  Pactiv Corp...................................................  Baa3      7.20% 12/15/05    2,450       2,583,966
  Pactiv Corp...................................................  Baa3      7.95% 12/15/25    1,575       1,645,442
  Pactiv Corp...................................................  Baa3     8.125% 06/15/17    2,360       2,686,466
                                                                                                     --------------
                                                                                                          6,915,874
                                                                                                     --------------
Diversified Operations -- 0.4%
  Tyco International Ltd........................................  Ba3       7.20% 10/15/08    4,500       3,510,000
  Stena AB, (Sweden)............................................  Ba3       8.75% 06/15/07      635         615,950
  Xerox Corp.(b)................................................   B1       9.75% 01/15/09    1,500       1,245,000
                                                                                                     --------------
                                                                                                          5,370,950
                                                                                                     --------------
Drugs & Medical Supplies -- 0.2%
  Pharmacia Corp................................................   A1       6.50% 12/01/18    1,015       1,021,547
  Wyeth.........................................................   A3      5.875% 03/15/04    2,200       2,300,870
                                                                                                     --------------
                                                                                                          3,322,417
                                                                                                     --------------
Electronics -- 0.1%
  Motors & Gears, Inc., Series D................................  Caa1     10.75% 11/15/06    1,250       1,193,750
                                                                                                     --------------
Financial Services -- 6.8%
  Calair Capital Corp...........................................  Ba2      8.125% 04/01/08      530         418,700
  Ford Motor Credit Co..........................................   A3      6.875% 02/01/06    9,900      10,111,167
  Ford Motor Credit Co..........................................   A3      7.375% 02/01/11    3,565       3,605,534
  Ford Motor Credit Co..........................................   A3       7.75% 03/15/05   11,000      11,594,297
  General Electric Capital Corp.................................  Aaa       6.75% 03/15/32    5,000       5,036,600
  General Electric Capital Corp., M.T.N.(b).....................  Aaa       6.00% 06/15/12   11,150      11,188,244
  General Motors Acceptance Corp................................   A2       5.75% 11/10/03    7,950       8,124,979
  General Motors Acceptance Corp................................   A2       6.15% 04/05/07    3,710       3,746,173
  General Motors Acceptance Corp.(b)............................   A2      6.875% 09/15/11    7,570       7,515,625
  John Deere Capital Corp.......................................   A3       7.00% 03/15/12    2,150       2,299,382
  Nisource Finance Corp.........................................  Baa3      5.75% 04/15/03    6,750       6,709,365
  Nisource Finance Corp.........................................  Baa3     7.875% 11/15/10    3,000       3,092,190
  Pemex Finance, Ltd............................................  Baa1      9.14% 08/15/04    6,161       6,525,448
  PHH Corp. M.T.N...............................................  Baa1     8.125% 02/03/03   19,500      19,695,000
                                                                                                     --------------
                                                                                                         99,662,704
                                                                                                     --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                             Principal
                                                                  Moody's  Interest Maturity  Amount       Value
                                                                  Rating     Rate     Date     (000)      (Note 2)
 LONG-TERM BONDS (Continued)                                      -------  -------- -------- --------- --------------
Food & Beverage -- 2.9%
 ConAgra Foods, Inc..............................................    Baa1     6.00% 09/15/06  $ 2,600  $    2,704,286
 Coors Brewing Co................................................    Baa2    6.375% 05/15/12    3,800       3,910,196
 Kellogg Co.(b)..................................................    Baa2     6.00% 04/01/06   20,250      21,072,757
 Kraft Foods Inc.(b).............................................     A2      6.25% 06/01/12   15,050      15,434,829
                                                                                                       --------------
                                                                                                           43,122,068
                                                                                                       --------------
Forest Products -- 2.5%
 Boise Cascade Corp..............................................    Baa3     7.50% 02/01/08    5,100       5,234,487
 Fort James Corp.................................................    Ba1      6.70% 11/15/03    4,500       4,436,617
 Georgia-Pacific Corp............................................    Ba1      7.70% 06/15/15    1,550       1,349,136
 International Paper Co..........................................    Baa2     6.75% 09/01/11    4,000       4,123,600
 International Paper Co..........................................    Baa2     8.00% 07/08/03   16,000      16,775,760
 Sappi Papier Holding AG, (Austria)..............................    Baa2     6.75% 06/15/12    1,500       1,518,876
 Weyerhaeuser Co.................................................    Baa2    7.375% 03/15/32    3,000       3,037,290
                                                                                                       --------------
                                                                                                           36,475,766
                                                                                                       --------------
Gaming -- 0.1%
 International Game Technology...................................    Ba1     7.875% 05/15/04    1,895       1,951,850
                                                                                                       --------------
Hospital Management -- 1.7%
 HCA, Inc........................................................    Ba1      6.91% 06/15/05    2,435       2,540,596
 HCA, Inc........................................................    Ba1     7.125% 06/01/06   16,500      17,306,207
 HCA, Inc........................................................    Ba1     7.875% 02/01/11    2,000       2,124,820
 Healthsouth Corp................................................    Ba1     7.625% 06/01/12    3,420       3,387,917
                                                                                                       --------------
                                                                                                           25,359,540
                                                                                                       --------------
Industrials -- 0.4%
 Compania Sud Americana De Vapores, SA, (Chile)(b)...............   BBB(e)   7.375% 12/08/03    2,000       2,065,250
 Rockwell International Corp.....................................     A3      5.20% 01/15/98    6,500       4,457,635
                                                                                                       --------------
                                                                                                            6,522,885
                                                                                                       --------------
Insurance -- 0.4%
 Reliaster Financial Corp........................................    Aa3     6.625% 09/15/03    5,000       5,173,600
                                                                                                       --------------
Investment Banks -- 1.0%
 Lehman Brothers Holdings, Inc...................................     A2     6.625% 02/05/06    3,685       3,888,154
 Morgan Stanley Dean Witter & Co.(b).............................    Aa3      7.75% 06/15/05    5,000       5,487,040
 PaineWebber Group, Inc..........................................    Aa2      6.45% 12/01/03    5,000       5,247,600
 Salomon Smith Barney Holdings, Inc..............................    Aa1     6.125% 01/15/03      500         510,360
                                                                                                       --------------
                                                                                                           15,133,154
                                                                                                       --------------
Leisure -- 1.2%
 Harrahs Operating Co., Inc......................................    Ba1     7.875% 12/15/05    3,100       3,185,250
 ITT Corp........................................................    Ba1      6.75% 11/15/03    9,315       9,338,288
 ITT Corp........................................................    Ba1     7.375% 11/15/15    1,245       1,140,843
 Park Place Entertainment Corp...................................    Ba2     7.875% 12/15/05    2,450       2,456,125
 Park Place Entertainment Corp...................................    Ba2     7.875% 03/15/10    1,955       1,940,337
                                                                                                       --------------
                                                                                                           18,060,843
                                                                                                       --------------
Machinery -- 0.7%
 Ingersoll-Rand Co...............................................     A3      5.80% 06/01/04   10,225      10,581,852
                                                                                                       --------------
Media -- 2.7%
 News America Holding, Inc.......................................    Baa3    6.703% 05/21/04   22,000      22,737,660
 Turner Broadcasting System, Inc.................................    Baa1     7.40% 02/01/04   13,500      13,999,635
 United News & Media PLC.........................................    Baa2     7.25% 07/01/04    2,000       2,058,400
 United News & Media PLC.........................................    Baa2     7.75% 07/01/09    1,000       1,018,830
                                                                                                       --------------
                                                                                                           39,814,525
                                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                     Principal
                                           Moody's Interest Maturity  Amount       Value
                                           Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                ------- -------- -------- --------- --------------
Oil & Gas -- 3.5%
  Atlantic Richfield Co...................  Aa1       5.55% 04/15/03  $ 3,700  $    3,789,503
  Atlantic Richfield Co...................  Aa1       5.90% 04/15/09    6,770       6,919,414
  B.J. Services Co........................  Baa2      7.00% 02/01/06    5,000       5,290,100
  Conoco Funding Co.......................  Baa1      5.45% 10/15/06    4,490       4,601,621
  El Paso CGP Co..........................  Baa2      7.50% 08/15/06    6,000       6,005,640
  El Paso CGP Co.(b)......................  Baa2     7.625% 09/01/08    4,700       4,675,842
  Limestone Electron Trust................  Baa3     8.625% 03/15/03    6,000       5,854,344
  Pennzoil-Quaker State Co................  Ba2      7.375% 04/01/29    4,750       5,083,213
  Petronas Capital, Ltd., (Malaysia)......  Baa1      7.00% 05/22/12    7,300       7,408,347
  Tosco Corp..............................   A3       7.25% 01/01/07    1,500       1,633,785
                                                                               --------------
                                                                                   51,261,809
                                                                               --------------
Oil & Gas Exploration & Production -- 1.2%
  Ocean Energy, Inc.......................  Baa3     7.875% 08/01/03    1,830       1,832,287
  Parker & Parsley Petroleum Co...........  Ba1      8.875% 04/15/05    2,500       2,581,250
  Petroleos Mexicanos, (Mexico)...........  Baa1      6.50% 02/01/05    5,000       5,153,150
  Petroleos Mexicanos, (Mexico)(b)........  Baa1      9.50% 09/15/27    5,900       6,401,500
  Western Oil Sands, Inc., (Canada).......  Ba2      8.375% 05/01/12    1,445       1,448,613
                                                                               --------------
                                                                                   17,416,800
                                                                               --------------
Printing & Publishing -- 0.2%
  World Color Press, Inc..................  Baa2      7.75% 02/15/09    2,075       2,129,558
  World Color Press, Inc..................  Baa2     8.375% 11/15/08    1,000       1,053,543
                                                                               --------------
                                                                                    3,183,101
                                                                               --------------
Real Estate Investment Trust -- 1.0%
  ERP Operating LP(d).....................  Baa1      6.63% 04/13/05    3,900       4,028,700
  ERP Operating LP........................  Baa1      7.10% 06/23/04    1,500       1,582,470
  Host Marriott Corp......................  Ba3      7.875% 08/01/05    1,970       1,920,750
  Host Marriott Corp......................  Ba3      7.875% 08/01/08    3,000       2,857,500
  Regency Centers LP......................  Baa2      6.75% 01/15/12    4,800       4,907,722
                                                                               --------------
                                                                                   15,297,142
                                                                               --------------
Restaurants -- 0.2%
  Yum! Brands, Inc........................  Ba1      8.875% 04/15/11    2,315       2,453,900
                                                                               --------------
Retail -- 1.2%
  Federated Department Stores, Inc........  Baa1      8.50% 06/15/03   10,200      10,646,556
  Fred Meyer, Inc.........................  Baa3      7.15% 03/01/03    5,370       5,480,730
  Kroger Co.(b)...........................  Baa3      6.20% 06/15/12    2,140       2,120,162
                                                                               --------------
                                                                                   18,247,448
                                                                               --------------
Steel & Metals -- 0.4%
  AK Steel Corp...........................   B1      9.125% 12/15/06    2,660       2,781,296
  Falconbridge, Ltd., (Canada)............  Baa3      7.35% 06/05/12    3,000       3,085,839
                                                                               --------------
                                                                                    5,867,135
                                                                               --------------
Supranational -- 0.4%
  African Development Bank................   Aa1     6.875% 10/15/15    5,000       5,374,650
                                                                               --------------
Telecommunications -- 5.3%
  AT&T Corp...............................  Baa2      8.00% 11/15/31    7,700       6,044,500
  AT&T Wireless Services, Inc.............  Baa2     8.125% 05/01/12    2,075       1,692,034
  Bell Telephone Co. Pennsylvania.........  Aa2       8.35% 12/15/30    2,125       2,261,510
  Electric Lightwave, Inc.................  Baa2      6.05% 05/15/04    3,300       3,102,000
  Koninklijke (Royal) KPN NV..............  Baa3      7.50% 10/01/05    9,025       9,266,960
  LCI International, Inc..................  Ba2       7.25% 06/15/07    6,675       4,438,875
  Nortel Networks, Ltd., (Canada)(b)......  Ba3      6.125% 02/15/06    1,150         655,500
  PCCW-HKTC Capital, Ltd..................  Baa1      7.75% 11/15/11    2,150       2,167,456

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                    Principal
                                          Moody's Interest Maturity  Amount       Value
                                          Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)               ------- -------- -------- --------- --------------
Telecommunications (cont'd.)
  Qwest Communications, Inc..............   B2       7.50% 11/01/08  $ 3,150  $    1,905,750
  Qwest Corp.(b).........................  Baa3     8.875% 03/15/12    5,150       4,583,500
  Sprint Capital Corp....................  Baa3      5.70% 11/15/03   12,000      11,081,640
  Sprint Capital Corp....................  Baa3      6.90% 05/01/19    3,625       2,499,147
  Sprint Capital Corp....................  Baa3     7.625% 01/30/11    2,320       1,942,397
  Telecom De Puerto Rico.................  Baa1      6.65% 05/15/06    6,800       6,891,732
  Telecom De Puerto Rico.................  Baa1      6.80% 05/15/09    5,700       5,364,635
  Telefonos de Mexico SA de CV, (Mexico).   A3       8.25% 01/26/06    3,500       3,570,000
  TELUS Corp., (Canada)..................  Baa2      7.50% 06/01/07    5,000       4,503,250
  Verizon Wireless, Inc..................   A2      5.375% 12/15/06    5,900       5,503,638
                                                                              --------------
                                                                                  77,474,524
                                                                              --------------
Utilities -- 10.1%
  Calpine Corp...........................   B1      10.50% 05/15/06    4,060       3,045,000
  Cinergy Corp...........................  Baa2      6.25% 09/01/04   11,000      11,167,640
  CMS Energy Corp........................   B3       6.75% 01/15/04    4,095       3,071,250
  Cogentrix Energy, Inc..................  Baa3      8.75% 10/15/08    5,645       5,601,737
  Commonwealth Edison Co.................  Baa1     7.625% 01/15/07    7,525       8,218,805
  CP&L, Inc. M.T.N.......................  Baa1      6.65% 04/01/08    8,750       9,185,400
  Dominion Fiber Ventures LLC............  Baa2      7.05% 03/15/05    3,800       3,667,000
  Duke Energy Field Services.............  Baa2      7.50% 08/16/05   12,000      12,651,600
  Edison Mission Energy..................  Baa3      7.73% 06/15/09    2,200       1,968,626
  FirstEnergy Corp.......................  Baa2      6.45% 11/15/11    4,250       4,067,335
  Hydro-Quebec...........................   A1       7.50% 04/01/16      500         575,315
  MidAmerican Energy Holdings Co.........  Baa3      6.96% 09/15/03    8,000       8,280,720
  MidAmerican Energy Holdings Co.........  Baa3      7.23% 09/15/05    5,000       5,252,050
  Mirant Americas Generation.............  Ba1      9.125% 05/01/31    6,735       4,815,525
  Niagara Mohawk Power...................  Baa2     6.875% 04/01/03    4,000       4,115,920
  Niagara Mohawk Power...................  Baa2     7.375% 08/01/03    8,000       8,353,840
  Niagara Mohawk Power...................  Baa2      8.00% 06/01/04    5,000       5,377,700
  NRG Northeast Generating LLC...........  Baa3     8.065% 12/15/04      474         474,702
  Pinnacle Partners, LP..................  Ba1       8.83% 08/15/04   20,035      19,934,825
  Progress Energy, Inc...................  Baa1      6.55% 03/01/04   12,750      13,269,308
  PSE&G Power LLC........................  Baa1      6.95% 06/01/12    1,500       1,502,565
  Southern California Edison Co..........  Ba3      6.375% 01/15/06    1,250       1,181,250
  WCG Note Trust.........................  Baa3      8.25% 03/15/04   12,450      11,516,250
                                                                              --------------
                                                                                 147,294,363
                                                                              --------------
Waste Management -- 0.5%
  Allied Waste North America.............  Ba3      7.625% 01/01/06    1,540       1,486,100
  Allied Waste North America(b)..........  Ba3       8.50% 12/01/08      375         361,875
  Waste Management, Inc..................  Ba1       7.00% 10/01/04    1,600       1,673,616
   Waste Management, Inc.................  Ba1      7.125% 10/01/07    1,550       1,614,739
  Waste Management, Inc..................  Ba1       7.75% 05/15/32    2,500       2,508,225
                                                                              --------------
                                                                                   7,644,555
                                                                              --------------
Foreign Government Bonds -- 5.4%
  Federal Republic of Germany, (Germany).  Aaa       4.50% 07/04/09   16,536      16,041,892
  Federal Republic of Germany, (Germany).  Aaa       5.25% 01/04/11   20,590      20,800,876
  Government of Canada, (Canada).........  Aaa       5.75% 06/01/29   24,011      15,653,222
  Government of Canada, (Canada).........  Aaa       6.00% 06/01/11   21,490      14,695,031
  Republic of Croatia, (Croatia).........  Baa3     2.875% 07/31/02    2,500       2,496,819
  Republic of Philippines, (Philippines).  Ba1      9.875% 01/15/19      542         532,515
  Russian Federation, (Russia)...........  Ba3      10.00% 06/26/07    3,650       3,887,250
  United Mexican States, (Mexico)(b).....  Baa2    10.375% 02/17/09    4,500       5,130,000
                                                                              --------------
                                                                                  79,237,605
                                                                              --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                              Principal
                                                    Moody's Interest Maturity  Amount       Value
                                                    Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                         ------- -------- -------- --------- --------------
U.S. Government and Agency Obligations -- 4.7%
  Federal Home Loan Mortgage Corp.(b)..............            5.75% 01/15/12 $ 11,380  $   11,691,926
  Federal National Mortgage Association(b).........           6.125% 03/15/12   10,600      11,217,132
  United States Treasury Bond......................           5.375% 02/15/31      784         767,701
  United States Treasury Bond......................            8.75% 08/15/20       80         108,632
  United States Treasury Bond......................           8.875% 02/15/19    7,200       9,780,926
  United States Treasury Note......................           4.375% 05/15/07    5,000       5,069,531
  United States Treasury Note......................           4.875% 02/15/12      350         351,313
  United States Treasury Note......................            5.00% 08/15/11      730         740,132
  United States Treasury Note......................            5.50% 02/15/08    7,600       8,074,240
  United States Treasury Note......................            5.50% 05/15/09    1,400       1,481,144
  United States Treasury Strip(b)..................             Zero 02/15/13   33,975      19,270,620
                                                                                        --------------
                                                                                            68,553,297
                                                                                        --------------
U.S. Government Mortgage Backed Securities -- 25.9%
  Federal National Mortgage Association............            5.50% 06/01/17      398         398,840
  Federal National Mortgage Association............            5.50% 12/01/16      980         981,150
  Federal National Mortgage Association............            5.50% 04/01/17      979         979,892
  Federal National Mortgage Association............            5.50% 02/01/17    1,575       1,576,574
  Federal National Mortgage Association............            5.50% 03/01/17    3,176       3,179,425
  Federal National Mortgage Association............            5.50% 05/01/17    5,828       5,833,298
  Federal National Mortgage Association............            6.00% 07/01/32   70,000      69,825,000
  Federal National Mortgage Association............            6.00% 07/01/17   45,000      45,885,600
  Federal National Mortgage Association............            6.50% 08/01/32   83,000      84,607,710
  Federal National Mortgage Association............            6.50% 01/01/15      900         937,433
  Federal National Mortgage Association............            6.50% 07/01/15      188         195,239
  Federal National Mortgage Association............            6.50% 12/01/15      265         275,153
  Federal National Mortgage Association............            6.50% 12/01/14      127         132,063
  Federal National Mortgage Association............            6.50% 01/01/15      494         514,239
  Federal National Mortgage Association............            6.50% 02/01/15      166         172,618
  Federal National Mortgage Association............            6.50% 06/01/15      195         202,714
  Federal National Mortgage Association............            6.50% 07/01/17   17,500      18,123,350
  Federal National Mortgage Association............            7.00% 08/14/02  102,000     105,752,580
  Federal National Mortgage Association............            9.00% 05/01/17       36          38,592
  Federal National Mortgage Association............            9.00% 10/01/16      115         125,377
  Federal National Mortgage Association............            9.00% 09/01/21        6           6,101
  Government National Mortgage Association.........            6.50% 08/21/32   35,000      35,700,000
  Government National Mortgage Association.........            7.50% 10/15/25      448         477,223
  Government National Mortgage Association.........            7.50% 12/15/25    1,043       1,111,421
  Government National Mortgage Association.........            7.50% 02/15/26      498         530,792
  Government National Mortgage Association.........            7.50% 01/15/26      730         778,066
                                                                                        --------------
                                                                                           378,340,450
                                                                                        --------------
TOTAL LONG-TERM BONDS
 (cost $1,385,471,179).................................................................  1,396,498,490
                                                                                        --------------
                                                                               Shares
                                                                              ---------
PREFERRED STOCKS -- 0.3%
  Centaur Funding Corp.(a)
   (cost $4,323,180).......................................................     27,000       4,394,871
                                                                                        --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $1,389,794,359).................................................................  1,400,893,361
                                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                     Principal
                                          Moody's       Interest      Maturity        Amount        Value
                                          Rating          Rate          Date           (000)       (Note 2)
SHORT-TERM INVESTMENTS -- 35.0%           -------       --------      --------      ----------- --------------
Other Corporate Obligations -- 1.5%
  Bombardier Capital, Inc................   A3             7.30%      12/15/02          $ 5,000 $    5,101,850
  Okobank, (Finland).....................   NR             2.39%      09/12/02            5,000      4,993,750
  Sun Microsystems, Inc..................  Baa1            7.00%      08/15/02            2,000      2,007,520
  Tyco International Group SA............  Ba2            6.875%      09/05/02           10,000      9,850,000
                                                                                                --------------
                                                                                                    21,953,120
                                                                                                --------------
                                                                                      Shares
                                                                                    -----------
Mutual Fund -- 33.5%
  Prudential Core Investment Fund -- Taxable Money Market Fund Series, (Note 4)(c)  489,703,343    489,703,343
                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $511,662,209)...........................................................................    511,656,463
                                                                                                --------------
TOTAL INVESTMENTS -- 130.7%
 (cost $1,901,456,568; Note 7).................................................................  1,912,549,824
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(f)..................................................        (36,196)
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET(g) -- (0.1)%................     (1,349,856)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (30.6)%...............................................   (447,905,912)
                                                                                                --------------
NET ASSETS -- 100.0%........................................................................... $1,463,257,860
                                                                                                ==============

The following abbreviations are used in portfolio descriptions:

 AB     Aktiebolag (Swedish Company)
 AG     Aktiengesellschaft (Austrian Corporation)
 LLC    Limited Liability Company
 LP     Limited Partnership
 M.T.N. Medium Term Note
 NR     Not rated by Moody's or Standard & Poor's
 NV     Naamloze Vennootschap (Dutch Company)
 PLC    Public Limited Company (British Limited Liability Company)
 SA     Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
        Corporation)

(a)Non-income producing security.
(b)Portion of securities on loan with an aggregate market value of $70,464,545; cash collateral $72,148,054 was received with which the portfolio purchased securities.
(c)Represents all or a portion of security purchased with cash collateral received for securities on loan.
(d)Security segregated as collateral for futures contracts.
(e)Standard & Poor's rating.
(f)Open futures contracts as of June 30, 2002 were as follows:

   Number of                               Expiration   Value at     Value at    Appreciation/
   Contracts               Type               Date     Trade Date  June 30, 2002 Depreciation
---------------- ------------------------- ---------- ------------ ------------- -------------
Long Positions:
       51        U.S. Treasury Bonds        Sept 02   $  5,151,429 $  5,241,844   $    90,415
      760        U.S. Treasury 5 Yr Notes   Sept 02     80,305,870   81,640,625     1,334,755
      465        U.S. Treasury 10 Yr Notes  Sept 02     49,004,471   49,863,984       859,513
                                                                                   -----------
                                                                                    2,284,683
Short Positions:
      605        U.S. Treasury 2 Yr Notes   Sept 02    125,894,789  127,021,640    (1,126,851)
                                                                                   -----------
                                                                                  $ 1,157,832
                                                                                   ===========

(g) Outstanding forward currency contracts as of June 30, 2002 were as follows:

                                         Value at       Current   Appreciation/
      Foreign Currency Contract       Settlement Date    Value    Depreciation
 -----------------------------------  --------------- ----------- -------------
 Purchased:
   Canadian Dollars expiring 7/10/02.   $   449,710   $   453,780  $     4,070
                                        -----------   -----------  -----------
 Sold:
   Canadian Dollars expiring 7/10/02.    15,685,696    15,827,661     (141,965)
   Euros expiring 7/24/02............    36,685,754    37,897,715   (1,211,961)
                                        -----------   -----------  -----------
                                         52,371,450    53,725,376   (1,353,926)
                                        -----------   -----------  -----------
                                                                   $(1,349,856)
                                                                   ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

                                -----------------
                                EQUITY PORTFOLIO
                                -----------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


         LONG-TERM INVESTMENTS -- 96.1%                     Value
                                               Shares      (Note 2)
         COMMON STOCKS -- 95.8%               --------- --------------
         Aerospace/Defense -- 3.3%
           Boeing Co.........................   193,532 $    8,708,940
           General Dynamics Corp.............    75,410      8,019,854
           Honeywell International, Inc......   255,323      8,995,029
           Lockheed Martin Corp..............    52,827      3,671,477
           Northrop Grumman Corp.............   355,063     44,382,875
           Raytheon Co.......................   762,900     31,088,175
           United Technologies Corp..........   377,767     25,650,379
                                                        --------------
                                                           130,516,729
                                                        --------------
         Air Freight & Couriers
           FedEx Corp........................    30,445      1,625,763
           United Parcel Service, Inc.
            (Class "B" Stock)................     1,349         83,301
                                                        --------------
                                                             1,709,064
                                                        --------------
         Airlines
           AMR Corp.(a)......................    22,816        384,678
           Delta Air Lines, Inc..............     7,208        144,160
           Southwest Airlines Co.............    81,851      1,322,712
                                                        --------------
                                                             1,851,550
                                                        --------------
         Auto Components -- 0.1%
           Delphi Automotive Systems Corp....   201,455      2,659,206
           Johnson Controls, Inc.............    10,498        856,742
           TRW, Inc..........................    24,706      1,407,748
                                                        --------------
                                                             4,923,696
                                                        --------------
         Automobiles -- 1.8%
           Bayerische Motoren Werke (BMW) AG
            (Germany)........................   640,900     26,021,352
           Ford Motor Co.....................   555,021      8,880,336
           General Motors Corp...............    64,249      3,434,109
           Harley-Davidson, Inc..............   607,846     31,164,264
                                                        --------------
                                                            69,500,061
                                                        --------------
         Banks -- 5.8%
           Bank of America Corp..............   446,695     31,429,460
           Bank One Corp..................... 1,472,273     56,653,065
           Charter One Financial, Inc........   336,600     11,572,308
           Comerica, Inc.....................    48,502      2,978,023
           Fifth Third Bancorp...............   166,682     11,109,355
           First Tennessee National Corp.....    12,948        495,908
           FleetBoston Financial Corp........   527,893     17,077,339
           Mellon Financial Corp.............    79,711      2,505,317
           National City Corp................    59,412      1,975,449
           PNC Financial Services Group......    49,898      2,608,668
           SouthTrust Corp...................    48,113      1,256,712
           SunTrust Banks, Inc...............    27,549      1,865,618
           The Bank of New York Co., Inc.....   929,049     31,355,404
           U.S. Bancorp......................   221,743      5,177,699
           Wachovia Corp.....................   294,522     11,244,850
           Washington Mutual, Inc............   161,658      5,999,128
           Wells Fargo & Co..................   708,118     35,448,387
                                                        --------------
                                                           230,752,690
                                                        --------------
         Beverages -- 2.6%
           Anheuser-Busch Cos., Inc..........   102,626      5,131,300
           Coca-Cola Co......................   313,532     17,557,792

                                                           Value
          COMMON STOCKS                       Shares      (Note 2)
          (Continued)                        --------- --------------
          Beverages (cont'd.)
            PepsiCo, Inc.................... 1,609,916 $   77,597,951
            The Pepsi Bottling Group, Inc...    41,993      1,293,385
                                                       --------------
                                                          101,580,428
                                                       --------------
          Biotechnology -- 1.0%
            Amgen, Inc.(a)..................   132,486      5,548,514
            Biogen, Inc.(a).................   125,248      5,189,025
            Cephalon, Inc.(a)...............   132,500      5,989,000
            Immunex Corp.(a)................   382,689      8,549,272
            Invitrogen Corp.(a).............    75,300      2,410,353
            MedImmune, Inc.(a)..............   390,420     10,307,088
                                                       --------------
                                                           37,993,252
                                                       --------------
          Building Products
            American Standard Cos., Inc.(a).     7,349        551,910
            Masco Corp......................    31,495        853,829
                                                       --------------
                                                            1,405,739
                                                       --------------
          Chemicals -- 0.8%
            Air Products & Chemicals, Inc...   198,796     10,033,234
            Dow Chemical Co.................    83,581      2,873,515
            E.I. du Pont de Nemours & Co....   122,480      5,438,112
            Ecolab, Inc.....................   161,600      7,470,768
            OM Group, Inc...................    40,800      2,529,600
            PPG Industries, Inc.............    11,198        693,156
            Praxair, Inc....................    19,006      1,082,772
            Rohm & Haas Co..................    41,993      1,700,296
                                                       --------------
                                                           31,821,453
                                                       --------------
          Commercial Services & Supplies -- 0.7%
            Apollo Group, Inc.
             (Class "A" Stock)(a)...........    17,637        695,251
            Automatic Data Processing, Inc..    64,040      2,788,942
            Avery Dennison Corp.............    17,217      1,080,367
            Cendant Corp.(a)................    80,696      1,281,452
            Cintas Corp.....................     2,189        108,202
            Concord EFS, Inc.(a)............    67,679      2,039,845
            Convergys Corp.(a)..............    47,340        922,183
            First Data Corp.................   191,028      7,106,242
            H&R Block, Inc..................    16,339        754,045
            Paychex, Inc....................   202,705      6,342,639
            Pitney Bowes, Inc...............    14,767        586,545
            Sabre Holdings Corp.(a).........    14,776        528,981
            Waste Management, Inc...........    64,460      1,679,183
                                                       --------------
                                                           25,913,877
                                                       --------------
          Communications Equipment -- 2.5%
            Brocade Communications Systems,
             Inc.(a)........................   258,000      4,509,840
            Cisco Systems, Inc.(a).......... 1,244,106     17,355,279
            Comverse Technology, Inc.(a)....   653,700      6,053,262
            Corning, Inc.(a)................    77,672        275,735
            JDS Uniphase Corp.(a)...........   129,988        347,068
            Lucent Technologies, Inc.(a)....   233,272        387,231
            Motorola, Inc................... 2,093,490     30,188,126
            Nokia Oyj, ADR (Finland)........ 2,590,700     37,513,336
            Nortel Networks Corp. (Canada)..   220,464        319,673
            QUALCOMM, Inc.(a)...............   115,761      3,182,270
                                                       --------------
                                                          100,131,820
                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Computers & Peripherals -- 2.5%
         Dell Computer Corp.(a)................   860,930 $   22,504,710
         EMC Corp.(a).......................... 1,975,957     14,918,475
         Hewlett-Packard Co.................... 2,549,642     38,958,530
         International Business Machines Corp..   169,844     12,228,768
         Lexmark International, Inc.(a)........    12,598        685,331
         Sun Microsystems, Inc.(a)............. 1,942,965      9,734,255
                                                          --------------
                                                              99,030,069
                                                          --------------
       Containers & Packaging -- 0.9%
         Pactiv Corp...........................    35,135        836,213
         Sealed Air Corp.(a)...................    20,997        845,549
         Smurfit-Stone Container Corp..........    95,732      1,476,188
         Temple-Inland, Inc....................   551,800     31,927,148
                                                          --------------
                                                              35,085,098
                                                          --------------
       Diversified Financials -- 4.2%
         American Express Co...................   367,456     13,346,002
         Capital One Financial Corp............   174,894     10,677,279
         Citigroup, Inc........................   793,500     30,748,125
         Fannie Mae............................   170,006     12,537,942
         Freddie Mac...........................   291,406     17,834,047
         Goldman Sachs Group, Inc..............   348,200     25,540,470
         Household International, Inc..........    33,574      1,668,628
         J.P. Morgan Chase & Co................   220,316      7,473,119
         Lehman Brothers Holdings, Inc.........    24,872      1,554,997
         MBNA Corp.............................   598,292     19,785,516
         Merrill Lynch & Co., Inc..............   301,165     12,197,183
         Moody's Corp..........................    17,497        870,476
         Morgan Stanley........................   267,045     11,504,299
                                                          --------------
                                                             165,738,083
                                                          --------------
       Diversified Telecommunication Services -- 3.0%
         ALLTEL Corp...........................    16,097        756,559
         AT&T Corp............................. 2,864,917     30,654,612
         BellSouth Corp........................ 1,164,606     36,685,089
         Qwest Communications International,
          Inc..................................   107,907        302,140
         SBC Communications, Inc...............   324,047      9,883,433
         Sprint Corp. (FON Group)..............    61,590        653,470
         Verizon Communications, Inc...........   975,723     39,175,278
                                                          --------------
                                                             118,110,581
                                                          --------------
       Electric Utilities -- 1.9%
         American Electric Power Co., Inc......   316,390     12,661,928
         Dominion Resources, Inc...............    52,491      3,474,904
         Entergy Corp..........................    55,991      2,376,258
         Exelon Corp...........................   169,087      8,843,250
         FirstEnergy Corp......................   722,500     24,117,050
         Progress Energy, Inc..................    34,994      1,820,038
         Southern Co...........................   659,281     18,064,299
         TXU Corp..............................    58,090      2,994,540
         Xcel Energy, Inc......................    59,910      1,004,691
                                                          --------------
                                                              75,356,958
                                                          --------------
       Electrical Equipment -- 0.2%
         Emerson Electric Co...................   144,000      7,705,440
         Molex, Inc. (Class "A" Stock).........    38,494      1,055,890
                                                          --------------
                                                               8,761,330
                                                          --------------

                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Electronic Equipment & Instruments -- 0.2%
          Agilent Technologies, Inc.(a).......   149,972 $    3,546,838
          Celestica, Inc. (Canada)............    87,900      1,996,209
          Flextronics International, Ltd.
           (Singapore)(a).....................   142,490      1,015,954
          Sanmina Corp.(a)....................    86,576        546,294
                                                         --------------
                                                              7,105,295
                                                         --------------
        Energy Equipment & Services -- 1.9%
          BJ Services Co......................   694,358     23,524,849
          Nabors Industries, Ltd. (Barbados)..    55,991      1,976,482
          Noble Corp..........................    41,993      1,620,930
          Schlumberger, Ltd...................    76,987      3,579,895
          Transocean Sedco Forex, Inc......... 1,320,200     41,124,230
          Weatherford International, Ltd......    34,994      1,511,741
                                                         --------------
                                                             73,338,127
                                                         --------------
        Food & Drug Retailing -- 0.9%
          CVS Corp............................    32,965      1,008,729
          Kroger Co.(a).......................   248,027      4,935,737
          Safeway, Inc.(a)....................   815,084     23,792,302
          SYSCO Corp..........................   128,149      3,488,216
          Walgreen Co.........................    68,519      2,646,889
                                                         --------------
                                                             35,871,873
                                                         --------------
        Food Products -- 0.7%
          ConAgra Foods, Inc..................    99,734      2,757,645
          General Mills, Inc..................    88,175      3,886,754
          Hershey Foods Corp..................    26,386      1,649,125
          Kellogg Co..........................    42,273      1,515,910
          Kraft Foods, Inc. (Class "A" Stock).    97,644      3,998,522
          Sara Lee Corp.......................   135,008      2,786,565
          Unilever NV, ADR (Netherlands)......   158,403     10,264,514
                                                         --------------
                                                             26,859,035
                                                         --------------
        Gas Utilities -- 0.1%
          El Paso Corp........................   123,299      2,541,192
          Kinder Morgan, Inc..................    20,926        795,607
          NiSource, Inc.......................    27,995        611,131
                                                         --------------
                                                              3,947,930
                                                         --------------
        Health Care Equipment & Supplies -- 0.7%
          Alcon, Inc. (Switzerland)...........    33,100      1,133,675
          Amersham PLC (United Kingdom).......   146,500      1,295,197
          Amersham PLC, ADR
           (United Kingdom)(a)................    27,400      1,215,464
          Applera Corp. -- Applied Biosystems
           Group..............................   254,500      4,960,205
          Baxter International, Inc...........    80,487      3,577,647
          Becton Dickinson & Co...............    23,040        793,728
          Guidant Corp.(a)....................   119,693      3,618,320
          Medtronic, Inc......................   165,016      7,070,936
          St. Jude Medical, Inc.(a)...........    52,100      3,847,585
                                                         --------------
                                                             27,512,757
                                                         --------------
        Health Care Providers & Services -- 3.2%
          Cardinal Health, Inc................   101,483      6,232,071
          CIGNA Corp..........................   473,800     46,157,596
          HCA-The Healthcare Co...............   538,991     25,602,073
          IMS Health, Inc.....................    41,993        753,774
          Quest Diagnostics, Inc..............    13,998      1,204,528

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Health Care Providers & Services (cont'd.)
          Tenet Healthcare Corp.(a)............    48,992 $    3,505,378
          UnitedHealth Group, Inc..............    45,493      4,164,884
          Wellpoint Health Networks, Inc.(a)...   507,900     39,519,699
                                                          --------------
                                                             127,140,003
                                                          --------------
        Hotels, Restaurants & Leisure -- 2.1%
          Carnival Corp........................    54,241      1,501,933
          Darden Restaurants, Inc.............. 1,609,500     39,754,650
          Harrah's Entertainment, Inc.(a)......    18,197        807,037
          International Game Technology(a).....     4,199        238,083
          Marriott International, Inc.
           (Class "A" Stock)...................   420,176     15,987,697
          McDonald's Corp......................   487,485     13,868,948
          MGM Mirage, Inc.(a)..................   288,306      9,730,328
          Starbucks Corp.(a)...................    32,194        800,021
          Starwood Hotels & Resorts Worldwide,
           Inc.................................    15,328        504,138
                                                          --------------
                                                              83,192,835
                                                          --------------
        Household Durables
          Whirlpool Corp.......................    10,709        699,940
                                                          --------------
        Household Products -- 0.8%
          Colgate-Palmolive Co.................    59,700      2,987,985
          Kimberly-Clark Corp..................   298,209     18,488,958
          Procter & Gamble Co..................   132,138     11,799,923
                                                          --------------
                                                              33,276,866
                                                          --------------
        Industrial Conglomerates -- 1.3%
          3M Co................................   391,522     48,157,206
          Tyco International, Ltd..............   182,775      2,469,290
                                                          --------------
                                                              50,626,496
                                                          --------------
        Insurance -- 7.4%
          ACE, Ltd.............................    67,049      2,118,749
          Allstate Corp........................    88,536      3,274,061
          American International Group, Inc.... 1,803,251    123,035,816
          Berkshire Hathaway, Inc.
           (Class "A" Stock)(a)................        75      5,010,000
          Chubb Corp...........................    23,026      1,630,241
          Hartford Financial Services Group,
           Inc.................................   861,641     51,241,790
          John Hancock Financial Services,
           Inc.................................    51,722      1,820,614
          Lincoln National Corp................   369,674     15,526,308
          Loews Corp...........................   820,377     43,471,777
          Marsh & McLennan Cos., Inc...........    91,525      8,841,315
          MetLife, Inc.........................   100,805      2,903,184
          MGIC Investment Corp.................    29,535      2,002,473
          St. Paul Cos., Inc...................    39,467      1,536,056
          XL Capital, Ltd. (Class "A" Stock)
           (Bermuda)...........................   362,900     30,737,630
                                                          --------------
                                                             293,150,014
                                                          --------------
        Internet & Catalog Retail -- 0.2%
          USA Interactive......................   417,300      9,785,685
                                                          --------------
        IT Consulting & Services -- 0.1%
          Electronic Data Systems Corp.........    69,324      2,575,387
          Unisys Corp.(a)......................   211,999      1,907,991
                                                          --------------
                                                               4,483,378
                                                          --------------

                                                              Value
                                                 Shares      (Note 2)
       COMMON STOCKS (Continued)                --------- --------------
       Machinery -- 1.4%
        Caterpillar, Inc.......................    24,426 $    1,195,653
        Cummins, Inc...........................    90,100      2,982,310
        Danaher Corp...........................   230,139     15,269,722
        Deere & Co.............................    25,546      1,223,653
        Dover Corp.............................    39,159      1,370,565
        Eaton Corp.............................     7,769        565,195
        Illinois Tool Works, Inc...............     9,239        631,024
        Navistar International Corp.(a)........    79,900      2,556,800
        PACCAR, Inc.(a)........................   184,000      8,167,760
        Parker-Hannifin Corp...................    33,281      1,590,499
        SPX Corp.(a)...........................   178,000     20,915,000
                                                          --------------
                                                              56,468,181
                                                          --------------
       Media -- 5.1%
        AOL Time Warner, Inc.(a)............... 1,938,761     28,519,174
        Charter Communications, Inc. (Class
          "A" Stock)(a)........................    62,905        256,652
        Clear Channel Communications, Inc.(a)..    66,629      2,133,461
        Comcast Corp. (Class "A" Stock)(a).....   306,632      7,310,107
        Gannett Co., Inc.......................    24,685      1,873,592
        Interpublic Group of Cos., Inc.........    29,955        741,686
        Knight-Ridder, Inc.....................   153,200      9,643,940
        Liberty Media Corp. (Class "A"
          Stock)(a)............................ 3,571,318     35,713,180
        McGraw Hill, Inc.......................    19,946      1,190,776
        New York Times Co. (Class "A" Stock)...   640,483     32,984,874
        News Corp., Ltd., ADR (Australia)...... 1,009,600     19,939,600
        Omnicom  Group, Inc....................    38,914      1,782,261
        TMP Worldwide, Inc.(a).................    11,289        242,714
        Tribune Co.............................    36,558      1,590,273
        Univision Communications, Inc. (Class
          "A" Stock)(a)........................    20,577        646,118
        Viacom, Inc. (Class "B" Stock)(a)...... 1,169,526     51,891,869
        Walt Disney Co.........................   203,667      3,849,306
                                                          --------------
                                                             200,309,583
                                                          --------------
       Metals & Mining -- 4.8%
        Alcan, Inc. (Canada)...................   189,394      7,106,063
        Alcoa, Inc............................. 1,839,730     60,987,050
        Barrick Gold Corp. (Canada)............   192,989      3,664,861
        Companhia Vale do Rio Doce, ADR
          (Brazil)(a).......................... 1,089,800     30,154,766
        Freeport-McMoRan Copper & Gold, Inc.
          (Class "B" Stock).................... 2,957,300     52,787,805
        Newmont Mining Corp.................... 1,397,137     36,786,617
        Placer Dome, Inc. (Canada).............    51,792        580,588
                                                          --------------
                                                             192,067,750
                                                          --------------
       Multiline Retail -- 3.9%
        Costco Wholesale Corp.(a).............. 1,370,169     52,915,927
        Family Dollar Stores, Inc..............    17,847        629,107
        Federated Department Stores, Inc.(a)...   597,972     23,739,488
        Kohl's Corp.(a)........................    16,377      1,147,700
        May Department Stores Co...............    13,578        447,123
        Sears, Roebuck & Co....................    41,013      2,239,675

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- ---------------
       Multiline Retail (cont'd.)
         Target Corp...........................   187,009 $     7,125,043
         Wal-Mart Stores, Inc.................. 1,235,702      67,975,967
                                                          ---------------
                                                              156,220,030
                                                          ---------------
       Multi-Utilities -- 0.1%
         Duke Energy Corp......................   104,983       3,264,971
         Dynegy, Inc. (Class "A" Stock)........    41,843         301,270
         Mirant Corp.(a).......................    63,137         460,900
         The Williams Cos., Inc................    73,488         440,193
                                                          ---------------
                                                                4,467,334
                                                          ---------------
       Oil & Gas -- 6.4%
         Amerada Hess Corp.....................   389,600      32,142,000
         Anadarko Petroleum Corp...............   500,100      24,654,930
         BP PLC, ADR (United Kingdom)..........    25,412       1,283,052
         Burlington Resources, Inc.............    59,910       2,276,580
         ChevronTexaco Corp....................   130,634      11,561,109
         Conoco, Inc........................... 1,565,483      43,520,427
         Devon Energy Corp.....................    30,900       1,522,752
         Encana Corp. (Canada).................    39,451       1,207,200
         ExxonMobil Corp....................... 1,456,254      59,589,914
         Kerr-McGee Corp.......................   459,400      24,600,870
         Phillips Petroleum Co.................   297,494      17,516,447
         Royal Dutch Petroleum Co., ADR
          (Netherlands)........................   239,470      13,235,507
         TotalFinaElf SA, ADR (France).........   265,600      21,487,040
                                                          ---------------
                                                              254,597,828
                                                          ---------------
       Paper & Forest Products  -- 1.5%
         Bowater, Inc..........................    16,980         923,202
         International Paper Co................   707,593      30,836,903
         MeadWestvaco Corp.....................    12,203         409,533
         UPM-Kymmene Oyj, ADR (Finland)........   155,300       6,123,479
         Weyerhaeuser Co.......................   361,553      23,085,159
                                                          ---------------
                                                               61,378,276
                                                          ---------------
       Personal Products -- 0.3%
         Avon Products, Inc....................    54,906       2,868,289
         Estee Lauder Cos., Inc.
          (Class "A" Stock)....................   153,700       5,410,240
         Gillette Co...........................    60,015       2,032,708
                                                          ---------------
                                                               10,311,237
                                                          ---------------
       Pharmaceuticals -- 9.3%
         Abbott Laboratories................... 1,139,718      42,910,383
         Allergan, Inc.........................    13,998         934,366
         Bristol-Myers Squibb Co...............   186,169       4,784,543
         Eli Lilly & Co........................   437,084      24,651,538
         Johnson & Johnson.....................   807,743      42,212,649
         King Pharmaceuticals, Inc.(a).........    10,650         236,962
         Merck & Co., Inc......................   212,204      10,746,011
         Novartis AG, ADR (Switzerland)........   422,300      18,509,409
         Pfizer, Inc........................... 2,188,781      76,607,335
         Pharmacia Corp........................ 1,228,739      46,016,276
         Schering-Plough Corp..................   197,700       4,863,420
         Sepracor, Inc.(a).....................   972,000       9,282,600
         Teva Pharmaceutical Industries, Ltd.,
          ADR (Israel).........................   333,900      22,297,842

                                                            Value
        COMMON STOCKS                          Shares      (Note 2)
        (Continued)                           --------- ---------------
        Pharmaceuticals (cont'd.)
          Wyeth.............................. 1,225,274 $    62,734,029
                                                        ---------------
                                                            366,787,363
                                                        ---------------
        Real Estate Investment Trust -- 0.2%
          CarrAmerica Realty Corp............   185,200       5,713,420
          Equity Office Properties Trust.....    27,015         813,151
          Plum Creek Timber Co., Inc.........    38,494       1,181,766
          Simon Property Group, Inc..........    17,987         662,127
                                                        ---------------
                                                              8,370,464
                                                        ---------------
        Road & Rail -- 0.4%
          Burlington Northern Santa Fe Corp..    59,631       1,788,930
          Canadian National Railway Co.
           (Canada)..........................   195,100      10,106,180
          CSX Corp...........................    11,198         392,490
          Norfolk Southern Corp..............    23,096         539,984
          Union Pacific Corp.................    29,046       1,838,031
                                                        ---------------
                                                             14,665,615
                                                        ---------------
        Semiconductor Equipment & Products -- 3.2%
          Agere Systems, Inc.
           (Class "A" Stock).................     2,550           3,570
          Agere Systems, Inc.
           (Class "B" Stock).................    62,605          93,908
          Analog Devices, Inc.(a)............    71,455       2,122,214
          Applied Materials, Inc.(a).........   949,920      18,067,478
          Axcelis Technologies, Inc..........    11,251         127,136
          Broadcom Corp.(a)..................    18,967         332,681
          Intel Corp......................... 1,405,009      25,669,514
          KLA-Tencor Corp.(a)................   191,096       8,406,313
          Linear Technology Corp.............    52,740       1,657,618
          Maxim Integrated Products, Inc.(a).    24,496         938,932
          Micron Technology, Inc.(a).........   737,090      14,903,960
          National Semiconductor Corp.(a)....    90,800       2,648,636
          Novellus Systems, Inc..............   318,100      10,815,400
          NVIDIA Corp.(a)....................    14,488         248,904
          STMicroelectronics NV ADR
           (Switzerland).....................   107,900       2,625,207
          Texas Instruments, Inc............. 1,610,913      38,178,638
          Xilinx, Inc.(a)....................    34,014         762,934
                                                        ---------------
                                                            127,603,043
                                                        ---------------
        Software -- 4.2%
          Adobe Systems, Inc.................   189,510       5,401,035
          BEA Systems, Inc.(a)...............   418,200       3,977,082
          BMC Software, Inc.(a)..............   804,568      13,355,829
          Intuit, Inc.(a)....................    87,664       4,358,654
          Microsoft Corp.(a)................. 2,312,997     126,520,936
          Oracle Corp.(a)....................   993,982       9,413,009
          PeopleSoft, Inc.(a)................    13,374         199,005
          Siebel Systems, Inc.(a)............    39,839         566,511
          VERITAS Software Corp.(a)..........   101,665       2,011,950
                                                        ---------------
                                                            165,804,011
                                                        ---------------
        Specialty Retail -- 1.9%
          Bed, Bath & Beyond, Inc.(a)........    14,277         538,814
          Best Buy Co., Inc.(a)..............    63,094       2,290,312

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Specialty Retail (cont'd.)
          Circuit City Stores -- Circuit City
           Group, Inc......................... 1,139,995 $   21,374,906
          Home Depot, Inc..................... 1,181,339     43,390,582
          Lowe's Cos., Inc....................   107,573      4,883,814
          Staples, Inc.(a)....................   144,700      2,850,590
          The Gap, Inc........................   114,431      1,624,920
                                                         --------------
                                                             76,953,938
                                                         --------------
        Textiles & Apparel -- 0.1%
          Jones Apparel Group, Inc.(a)........    12,318        461,925
          NIKE, Inc. (Class "B" Stock)........    31,277      1,678,011
                                                         --------------
                                                              2,139,936
                                                         --------------
        Tobacco -- 1.6%
          Philip Morris Cos., Inc............. 1,419,663     62,010,880
                                                         --------------
        Wireless Telecommunication Services -- 0.5%
          AT&T Wireless Services, Inc.(a)..... 3,384,047     19,796,675
          Sprint Corp. (PCS Group)(a).........    98,264        439,240
          Vodafone Group PLC, ADR
           (United Kingdom)...................    69,989        955,350
                                                         --------------
                                                             21,191,265
                                                         --------------
        TOTAL COMMON STOCKS
          (cost $4,240,904,717).......................    3,798,519,446
                                                         --------------
        PREFERRED STOCKS -- 0.1%
        Convertible Preferred
          Ford Motor Co. Capital Trust II.....    37,000      2,081,250
          General Motors Corp. (Series B).....    57,000      1,497,390
                                                         --------------
                                                              3,578,640
                                                         --------------
        TOTAL PREFERRED STOCKS
          (cost $3,275,000)...........................        3,578,640
                                                         --------------

                                            Principal
                                             Amount       Value
            CONVERTIBLE                       (000)      (Note 2)
            BONDS -- 0.2%                   --------- --------------
            Teradyne, Inc., 3.75%, 10/15/06
              (cost $5,154,351)............  $4,575   $    5,371,755
                                                      --------------
            TOTAL LONG-TERM INVESTMENTS
              (cost $4,249,334,068)................    3,807,469,841
                                                      --------------

        SHORT-TERM                            Shares
        INVESTMENTS -- 3.8%                 ------------
        Mutual Fund -- 2.9%
          Prudential Core Investment
           Fund -- Taxable Money Market
           Series (Note 4).................  116,863,378    116,863,378
                                                         --------------

                                             Principal
                                              Amount
                                               (000)
                                            ------------
        Repurchase Agreement -- 0.9%
        Joint Repurchase Agreement Account,
          1.95%, 07/01/02 (Note 5)......... $     35,416     35,416,000
                                                         --------------
        TOTAL SHORT-TERM
         INVESTMENTS
          (cost $152,279,378).........................      152,279,378
                                                         --------------
        TOTAL INVESTMENTS -- 99.9%
          (cost $4,401,613,446; Note 7)...............    3,959,749,219
        VARIATION MARGIN ON OPEN FUTURES
         CONTRACTS(c)...................................        (33,278)
        ASSETS IN EXCESS OF OTHER
         LIABILITIES -- 0.1%............................      4,023,496
                                                         --------------
        NET ASSETS -- 100.0%............................ $3,963,739,437
                                                         ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Corporation)
NV  Naamioze Vennootschap (Dutch Company)
Oyi Julkinen Osakeyhtio (Finnish Company)
PLC Public Limited Company (British Limited Liability Company)
SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Security segregated as collateral for futures contracts.

(c)Open futures contracts as of June 30, 2002 are as follows:

Number of                     Expiration  Value at     Value at
 Contracts          Type         Date    Trade Date  June 30, 2002 Depreciation
 --------       ------------- ---------- ----------- ------------- ------------
Long Positions:
      78        S&P 500 Index  Sept 02   $19,932,895  $19,306,950   $(625,945)
                                                                    =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

                           ---------------------------
                           FLEXIBLE MANAGED PORTFOLIO
                           ---------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


           LONG-TERM INVESTMENTS -- 79.6%                  Value
                                               Shares     (Note 2)
           COMMON STOCKS -- 53.4%              ------- --------------
           Advertising
             Catalina Marketing Corp.(a)......  21,900 $      618,018
             Omnicom Group, Inc...............   3,900        178,620
                                                       --------------
                                                              796,638
                                                       --------------
           Aerospace/Defense -- 1.3%
             Boeing Co........................ 237,200     10,674,000
             General Dynamics Corp............  24,200      2,573,670
             Goodrich Corp....................  93,900      2,565,348
             Lockheed Martin Corp............. 123,500      8,583,250
             Northrop Grumman Corp.(b)........  62,700      7,837,500
             United Technologies Corp......... 186,900     12,690,510
                                                       --------------
                                                           44,924,278
                                                       --------------
           Apparel
             Liz Claiborne, Inc...............  12,800        407,040
             Timberland Co. (The)
              (Class "A" Stock)(a)............   3,400        121,788
             V.F. Corp........................  29,200      1,144,932
                                                       --------------
                                                            1,673,760
                                                       --------------
           Autos - Cars & Trucks -- 0.9%
             ArvinMeritor, Inc................  29,700        712,800
             Borg-Warner, Inc.................  74,400      4,297,344
             Delphi Corp......................  16,100        212,520
             General Motors Corp.............. 293,934     15,710,772
             Johnson Controls, Inc............  32,600      2,660,486
             Lear Corp.(a)(b).................  61,000      2,821,250
             PACCAR, Inc......................  25,100      1,114,189
             TRW, Inc.........................  39,800      2,267,804
             Visteon Corp.....................  62,820        892,044
                                                       --------------
                                                           30,689,209
                                                       --------------
           Banks and Savings & Loans -- 3.2%
             Astoria Financial Corp........... 136,400      4,371,620
             Bank One Corp.(b)................  94,900      3,651,752
             BankAmerica Corp................. 391,041     27,513,645
             BB&T Corp........................  12,700        490,220
             Fifth Third Bancorp(b)...........   5,900        393,235
             Golden West Financial Corp.......  99,700      6,857,366
             GreenPoint Financial Corp.(b)....  51,200      2,513,920
             Huntington Bancshares, Inc.......  28,900        561,238
             KeyCorp.......................... 102,500      2,798,250
             National City Corp............... 201,600      6,703,200
             New York Community Bancorp, Inc..  44,400      1,184,592
             North Fork Bancorporation, Inc...   1,400         55,734
             PNC Bank Corp.................... 115,400      6,033,112
             Roslyn Bancorp, Inc..............   7,100        154,993
             SouthTrust Corp..................  43,000      1,123,160
             Suntrust Banks, Inc..............  96,700      6,548,524
             U.S. Bancorp..................... 643,232     15,019,467
             Union Planters Corp..............  27,550        891,793
             Wachovia Corp.................... 287,500     10,976,750
             Webster Financial Corp...........  20,200        772,448
             Wells Fargo & Co................. 308,200     15,428,492
                                                       --------------
                                                          114,043,511
                                                       --------------
           Chemicals -- 0.4%
             Air Products & Chemicals, Inc....  68,200      3,442,054
             Airgas, Inc.(a)..................  19,400        335,620

                                                                Value
      COMMON STOCKS                                Shares      (Note 2)
      (Continued)                                 --------- --------------
      Chemicals (cont'd.)
        Ashland, Inc.............................    15,100 $      611,550
        E.I. du Pont de Nemours & Co.............    35,700      1,585,080
        Engelhard Corp...........................     6,900        195,408
        FMC Corp.(a).............................    14,100        425,397
        Hercules, Inc.(a)........................     4,700         54,520
        International Flavors & Fragrances, Inc.     53,200      1,728,468
        Praxair, Inc.............................    58,100      3,309,957
        RPM, Inc.................................    20,700        315,675
        Sherwin-Williams Co.(b)..................    90,100      2,696,693
        Sigma-Aldrich Corp.......................    17,700        887,655
        Solutia, Inc.............................    10,300         72,306
                                                            --------------
                                                                15,660,383
                                                            --------------
      Commercial Services -- 0.4%
        Acxiom Corp.(a)(b).......................   100,200      1,752,498
        Apollo Group, Inc.
         (Class "A" Stock)(a)....................   109,200      4,304,664
        Convergys Corp.(a).......................    19,600        381,808
        Deluxe Corp..............................    61,500      2,391,735
        H&R Block, Inc...........................   141,700      6,539,455
        Harte-Hanks, Inc.........................    22,450        461,348
                                                            --------------
                                                                15,831,508
                                                            --------------
      Computers -- 1.9%
        Dell Computer Corp.(a)...................   697,500     18,232,650
        Hewlett-Packard Co....................... 1,257,665     19,217,121
        International Business Machines
         Corp.(b)................................   353,900     25,480,800
        Lexmark International, Inc.
         (Class "A" Stock)(a)(b).................    56,300      3,062,720
                                                            --------------
                                                                65,993,291
                                                            --------------
      Computer Services -- 4.1%
        Autodesk, Inc............................   116,300      1,540,975
        Automatic Data Processing, Inc...........    99,800      4,346,290
        CheckFree Corp.(a)(b)....................    71,000      1,110,440
        Cisco Systems, Inc.(a)................... 2,264,100     31,584,195
        Citrix Systems, Inc.(a)..................     2,100         12,684
        Computer Sciences Corp.(a)...............    76,100      3,637,580
        Diebold, Inc.............................    11,600        431,984
        DST Systems, Inc.(a).....................    29,000      1,325,590
        Electronic Arts, Inc.(a)(b)..............   169,700     11,208,685
        Electronic Data Systems Corp.(b).........    90,800      3,373,220
        First Data Corp..........................    21,900        814,680
        Intuit, Inc.(a)..........................   103,000      5,121,160
        Mercury Interactive Corp.(a)(b)..........   249,000      5,717,040
        Microsoft Corp.(a).......................   931,000     50,925,700
        NCR Corp.(a).............................     8,600        297,560
        Network Appliance, Inc.(a)(b)............     4,400         54,736
        Networks Associates, Inc.(a).............    29,300        564,611
        NVIDIA Corp.(a)..........................    17,500        300,650
        Oracle Corp.(a).......................... 1,116,800     10,576,096
        Sabre Holdings Corp......................    82,300      2,946,340
        Storage Technology Corp.(a)..............    47,700        761,769
        SunGuard Data Systems, Inc.(a)(b)........    20,100        532,248
        Sybase, Inc.(a)..........................    45,800        483,190
        Symantec Corp.(a)(b).....................   205,700      6,757,245

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                          Value
           COMMON STOCKS                     Shares      (Note 2)
           (Continued)                      --------- --------------
           Computer Services (cont'd.)
             Unisys Corp.(a)...............     4,900 $       44,100
                                                      --------------
                                                         144,468,768
                                                      --------------
           Construction
             Standard Pacific Corp.........    13,900        487,612
                                                      --------------
           Consumer Products
             Blyth, Inc....................     1,100         34,342
                                                      --------------
           Containers & Packaging -- 0.1%
             Ball Corp.....................    55,800      2,314,584
                                                      --------------
           Cosmetics & Soaps -- 1.1%
             Avon Products, Inc.(b)........   103,400      5,401,616
             Colgate-Palmolive Co..........   137,500      6,881,875
             Gillette Co...................    14,900        504,663
             Procter & Gamble Co.(a).......   308,800     27,575,840
             The Dial Corp.................    25,600        512,512
                                                      --------------
                                                          40,876,506
                                                      --------------
           Diversified Operations -- 2.0%
             3M Co.........................    32,500      3,997,500
             Acuity Brands, Inc............    17,500        318,500
             Banta Corp....................       700         25,130
             Cendant Corp.(a)(b)...........   534,500      8,487,860
             Cooper Industries, Ltd.
              (Class "A" Stock)............    84,400      3,316,920
             Fluor Corp....................     2,600        101,270
             Fortune Brands, Inc...........    22,400      1,254,400
             General Electric Co........... 1,745,600     50,709,680
             Harsco Corp...................       700         26,250
             Pentair, Inc..................    15,400        740,432
             Sensient Technologies Corp....     9,300        211,668
             Vivendi Universal SA, ADR.....    18,280        393,020
                                                      --------------
                                                          69,582,630
                                                      --------------
           Drugs & Medical Supplies -- 6.3%
             Abbott Laboratories...........   285,600     10,752,840
             Allergan, Inc.................   162,700     10,860,225
             Amgen, Inc.(a)................   380,500     15,935,340
             Apogent Technologies, Inc.(a).     4,100         84,337
             Baxter International, Inc.....   152,000      6,756,400
             Becton, Dickinson & Co........   132,000      4,547,400
             C.R. Bard, Inc................    95,900      5,426,022
             Cardinal Health, Inc..........    78,500      4,820,685
             DENTSPLY International, Inc...     3,050        112,576
             Edwards Lifesciences Corp.(a).    16,400        380,480
             Guidant Corp.(a)..............   302,200      9,135,506
             Henry Schein, Inc.(a).........    51,200      2,278,400
             Johnson & Johnson.............   635,498     33,211,125
             Lilly (Eli) & Co..............    96,800      5,459,520
             McKesson Corp.................    74,200      2,426,340
             Medtronic, Inc................   168,800      7,233,080
             Merck & Co., Inc..............   491,900     24,909,816
             Pfizer, Inc................... 1,372,125     48,024,375
             Pharmacia Corp................   214,800      8,044,260
             Quest Diagnostics, Inc.(a)(b).    61,600      5,300,680
             Schering-Plough Corp..........   386,200      9,500,520
             St. Jude Medical, Inc.(a).....    36,100      2,665,985
             STERIS Corp.(a)...............    30,300        579,033
             Stryker Corp..................   107,600      5,757,676

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Drugs & Medical Supplies (cont'd.)
          Zimmer Holdings, Inc.(a).............    41,440 $    1,477,750
                                                          --------------
                                                             225,680,371
                                                          --------------
        Electronics -- 1.0%
          DSP Group, Inc.(a)...................     4,300         84,280
          Emerson Electric Co.(b)..............   167,000      8,936,170
          Gentex Corp.(a)......................    10,500        288,435
          Jabil Circuit, Inc.(a)...............    27,200        574,192
          LSI Logic Corp.(a)...................    20,100        175,875
          Powerwave Technologies, Inc.(a)......   191,200      1,751,392
          QLogic Corp.(a)(b)...................   215,100      8,195,310
          RF Micro Devices, Inc.(a)............   204,500      1,558,290
          Rockwell International Corp..........    50,800      1,014,984
          Texas Instruments, Inc...............   603,900     14,312,430
                                                          --------------
                                                              36,891,358
                                                          --------------
        Financial Services -- 5.2%
          American Express Co..................    34,900      1,267,568
          Bear Stearns Co., Inc................    20,600      1,260,720
          Capital One Financial Corp.(b).......     2,300        140,415
          Citigroup, Inc....................... 1,050,062     40,689,903
          Colonial BancGroup, Inc. (The).......     1,100         16,500
          Countrywide Credit Industries, Inc...    93,300      4,501,725
          Dun & Bradstreet Corp.(a)............    23,800        786,590
          E*TRADE Group, Inc.(a)(b)............    64,000        349,440
          Federal Home Loan Mortgage Corp......   252,400     15,446,880
          Federal National Mortgage Assn.......   263,400     19,425,750
          FleetBoston Financial Corp...........   492,751     15,940,495
          Household International, Inc.(b).....   290,292     14,427,512
          Indymac Bancorp, Inc.(a)(b)..........    36,600        830,088
          Investors Financial Services Corp....     5,200        174,408
          John Hancock Financial
           Services, Inc.......................   165,100      5,811,520
          JPMorgan Chase & Co..................   639,010     21,675,219
          Lehman Brothers Holdings, Inc........    20,600      1,287,912
          MBNA Corp............................    15,300        505,971
          Mellon Financial Corp................       500         15,715
          Merrill Lynch & Co., Inc.............   269,500     10,914,750
          Metris Cos., Inc.(b).................    75,300        625,743
          Morgan Stanley Dean Witter...........   372,790     16,059,793
          Regions Financial Corp...............    10,300        362,045
          SLM Corp.............................     1,500        145,350
          Sovereign Bancorp, Inc...............    51,800        774,410
          Stilwell Financial, Inc..............   150,000      2,730,000
          Viad Corp............................       200          5,200
          Washington Mutual, Inc...............   253,200      9,396,252
                                                          --------------
                                                             185,567,874
                                                          --------------
        Food & Beverage -- 2.5%
          Anheuser-Busch Companies, Inc.(b)....   319,900     15,995,000
          Archer-Daniels-Midland Co............   225,079      2,878,760
          Brown-Forman Corp.
           (Class "B" Stock)...................     7,000        483,000
          Campbell Soup Co.....................    32,300        893,418
          Coca-Cola Co.........................   341,900     19,146,400
          ConAgra,, Inc........................   152,800      4,224,920
          Coors (Adolph) Co. (Class "B" Stock).    31,500      1,962,450
          Dole Food Co., Inc...................    25,000        721,250
          General Mills, Inc...................       200          8,816

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
        COMMON STOCKS                             Shares     (Note 2)
        (Continued)                               ------- --------------
        Food & Beverage (cont'd.)
          Hershey Foods Corp.....................  10,400 $      650,000
          Interstate Bakeries Corp...............  12,400        358,112
          J.M. Smucker Co. (The).................   5,340        182,254
          Kellogg Co.............................   6,800        243,848
          Pepsi Bottling Group, Inc.............. 184,700      5,688,760
          PepsiAmericas, Inc.....................  27,100        404,874
          PepsiCo, Inc........................... 402,820     19,415,924
          Sara Lee Corp.......................... 213,000      4,396,320
          Smithfield Foods, Inc.(a)(b)...........  44,700        829,185
          Sysco Corp.............................   4,400        119,768
          Tyson Foods, Inc. (Class "A" Stock)(b). 113,643      1,762,603
          Unilever NV............................ 119,242      7,726,882
          Whole Foods Market, Inc.(a)............   1,900         91,618
                                                          --------------
                                                              88,184,162
                                                          --------------
        Forest Products -- 0.3%
          Georgia-Pacific Corp................... 194,900      4,790,642
          International Paper Co.................  76,481      3,333,042
          Louisiana-Pacific Corp.................  97,700      1,034,643
          Rayonier, Inc..........................   3,400        167,042
                                                          --------------
                                                               9,325,369
                                                          --------------
        Gas Pipelines -- 0.2%
          Aquila, Inc.(b)........................  29,500        236,000
          Dynegy, Inc. (Class "A" Stock).........  86,100        619,920
          El Paso Energy Corp.................... 201,900      4,161,159
          Sempra Energy.......................... 111,573      2,469,110
          Williams Companies, Inc................ 102,000        610,980
                                                          --------------
                                                               8,097,169
                                                          --------------
        Healthcare
          Apria Healthcare Group, Inc.(a)........  23,700        530,880
          Health Net, Inc.(a)....................   2,700         72,279
          Lincare Holdings, Inc.(a)..............     600         19,380
          VISX, Inc.(a)..........................   4,700         51,230
                                                          --------------
                                                                 673,769
                                                          --------------
        Hospital Management -- 0.5%
          Express Scripts, Inc.(a)(b)............ 132,900      6,659,619
          HCA, Inc...............................  64,500      3,063,750
          Health Management Associates, Inc.
           (Class "A" Stock)(a)(b)............... 107,300      2,162,095
          Hillenbrand Industries, Inc............  14,300        802,945
          Humana, Inc.(a)........................  36,600        572,058
          Manor Care, Inc.(a)....................  33,000        759,000
          Oxford Health Plans, Inc.(a)...........  14,500        673,670
          PacifiCare Health Systems Inc.(a)......  38,300      1,041,760
          UnitedHealth Group, Inc................   9,000        823,950
          Universal Health Services Inc.
           (Class "B" Stock)(a)(b)...............  40,300      1,974,700
          Wellpoint Health Networks, Inc.(a).....   1,300        101,153
                                                          --------------
                                                              18,634,700
                                                          --------------
        Household & Personal Care Products -- 0.6%
          Clorox Co.............................. 134,900      5,578,115
          Kimberly-Clark Corp.................... 234,500     14,539,000
                                                          --------------
                                                              20,117,115
                                                          --------------

                                                            Value
         COMMON STOCKS                          Shares     (Note 2)
         (Continued)                            ------- --------------
         Housing Related -- 0.2%
           Masco Corp.(b)...................... 175,800 $    4,765,938
           Maytag Corp.........................  61,500      2,622,975
                                                        --------------
                                                             7,388,913
                                                        --------------
         Insurance -- 2.3%
           Aetna, Inc.......................... 140,100      6,720,597
           Allstate Corp.......................  55,700      2,059,786
           American Financial Group, Inc.......  10,200        243,780
           American International Group Inc.... 412,335     28,133,617
           Aon Corp............................ 117,900      3,475,692
           CIGNA Corp.......................... 101,300      9,868,646
           Everest Re Group, Ltd...............  11,300        632,235
           Fidelity National Financial Inc.(b).  63,909      2,019,524
           Hartford Financial Services
            Group, Inc.........................  23,100      1,373,757
           Jefferson-Pilot Corp................  54,250      2,549,750
           Lincoln National Corp...............  25,900      1,087,800
           Marsh & McLennan Companies, Inc.....  11,200      1,081,920
           MetLife, Inc.(b).................... 327,900      9,443,520
           MGIC Investment Corp................  25,200      1,708,560
           MONY Group, Inc.....................   8,300        282,283
           Old Republic International Corp.....  23,600        743,400
           PMI Group, Inc. (The)...............   5,800        221,560
           Progressive Corp....................  40,500      2,342,925
           Radian Group, Inc...................  22,000      1,074,700
           Torchmark Corp......................  74,800      2,857,360
           UnumProvident Corp..................  69,770      1,775,647
           XL Capital Ltd. (Class "A" Stock)...   4,300        364,210
                                                        --------------
                                                            80,061,269
                                                        --------------
         Leisure -- 0.4%
           Carnival Corp.......................  47,600      1,318,044
           International Game Technology(a)....  65,500      3,713,850
           International Speedway Corp.
            (Class "A" Stock)..................  14,500        581,450
           Loews Corp.......................... 115,300      6,109,747
           Mandalay Resort Group(a)............  68,800      1,896,816
           Marriott International, Inc.
            (Class "A" Stock)..................     300         11,415
           Park Place Entertainment Corp.(a)...  93,900        962,475
                                                        --------------
                                                            14,593,797
                                                        --------------
         Machinery -- 0.2%
           Harley-Davidson, Inc................ 117,700      6,034,479
           Timken Co...........................   1,600         35,728
                                                        --------------
                                                             6,070,207
                                                        --------------
         Manufacturing -- 0.6%
           Enpro Industries, Inc.(a)...........  11,880         62,370
           Honeywell, Inc...................... 351,400     12,379,822
           Illinois Tool Works, Inc............  60,200      4,111,660
           Precision Castparts Corp............  21,400        706,200
           Tyco International, Ltd............. 287,950      3,890,204
           Whirlpool Corp......................  14,300        934,648
                                                        --------------
                                                            22,084,904
                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                            Value
         COMMON STOCKS                         Shares      (Note 2)
         (Continued)                          --------- --------------
         Media -- 2.0%
           AOL Time Warner, Inc.(a).......... 1,124,550 $   16,542,131
           Clear Channel Communications,
            Inc.(a)..........................   196,000      6,275,920
           Comcast Corp.
            (Special Class "A" Stock)(a).....   602,100     14,354,064
           Gannett Co., Inc..................   116,500      8,842,350
           Macromedia, Inc.(a)...............    59,600        528,652
           McGraw-Hill Cos., Inc.............     4,700        280,590
           Media General, Inc.
            (Class "A" Stock)................       500         30,000
           New York Times Co.
            (Class "A" Stock)................     3,500        180,250
           Tribune Co........................    99,300      4,319,550
           Viacom, Inc. (Class "B" Stock)(a).   254,138     11,276,103
           Walt Disney Co....................   496,200      9,378,180
                                                        --------------
                                                            72,007,790
                                                        --------------
         Metal - Steel -- 0.1%
           Nucor Corp........................    19,700      1,281,288
           United States Steel Corp..........    64,400      1,280,916
           Worthington Industries, Inc.......    20,800        376,480
                                                        --------------
                                                             2,938,684
                                                        --------------
         Metals - Non Ferrous -- 0.1%
           Alcan Aluminum, Ltd...............    57,500      2,157,400
           Alcoa, Inc........................    27,000        895,050
                                                        --------------
                                                             3,052,450
                                                        --------------
         Mineral Resources
           Arch Coal, Inc.(b)................    17,900        406,509
           Minerals Technologies, Inc........     1,300         64,116
           Placer Dome, Inc..................    27,700        310,517
                                                        --------------
                                                               781,142
                                                        --------------
         Miscellaneous Consumer Growth -- 0.1%
           American Greetings Corp.
            (Class "A" Stock)(b).............    71,700      1,194,522
           Energizer Holdings, Inc.(a).......    33,100        907,602
                                                        --------------
                                                             2,102,124
                                                        --------------
         Office Equipment & Supplies -- 0.1%
           Pitney Bowes, Inc.................   117,400      4,663,128
           Wallace Computer Services, Inc....     8,300        178,450
           Xerox Corp.(a)(b).................    71,900        501,143
                                                        --------------
                                                             5,342,721
                                                        --------------
         Oil & Gas -- 3.6%
           AGL Resources, Inc................       800         18,560
           Anadarko Petroleum Corp...........   125,100      6,167,430
           Apache Corp.......................    54,260      3,118,865
           ChevronTexaco Corp................   203,028     17,967,978
           Conoco, Inc. (Class "B" Stock)....   178,724      4,968,527
           Devon Energy Corp.(b).............    56,300      2,774,464
           Equitable Resources, Inc..........     2,500         85,750
           Exxon Mobil Corp.................. 1,345,116     55,042,147
           Marathon Oil Corp.................    83,800      2,272,656
           McDermott International, Inc.(a)..   444,000      3,596,400
           MDU Resources Group, Inc..........       200          5,258
           National Fuel Gas Co..............       800         18,008
           Occidental Petroleum Corp.........   187,000      5,608,130

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                             ------- --------------
         Oil & Gas (cont'd.)
           Phillips Petroleum Co................     300 $       17,664
           Royal Dutch Petroleum Co............. 491,900     27,187,313
                                                         --------------
                                                            128,849,150
                                                         --------------
         Oil & Gas Drilling -- 0.1%
           Nabors Industries, Inc...............  21,200        748,360
           Transocean, Inc......................  45,700      1,423,555
                                                         --------------
                                                              2,171,915
                                                         --------------
         Oil & Gas Exploration & Production
           Amerada Hess Corp....................  14,500      1,196,250
                                                         --------------
         Pharmaceuticals -- 0.9%
           AdvancePCS(a)........................  13,000        311,220
           AmerisourceBergen Corp.(b)...........  13,700      1,041,200
           Bristol-Myers Squibb Co.............. 457,000     11,744,900
           Immunex Corp.(a)..................... 183,200      4,092,688
           IMS Health, Inc......................   7,700        138,215
           Mylan Laboratories, Inc..............  90,200      2,827,770
           Watson Pharmaceuticals, Inc.(a)......   2,200         55,594
           Wyeth................................ 224,700     11,504,640
                                                         --------------
                                                             31,716,227
                                                         --------------
         Photography -- 0.1%
           Eastman Kodak Co.(b)................. 100,400      2,928,668
                                                         --------------
         Printing & Publishing
           Glatfelter...........................   1,500         28,200
           R.R. Donnelley & Sons Co.............  35,700        983,535
                                                         --------------
                                                              1,011,735
                                                         --------------
         Railroads -- 0.4%
           Burlington Northern Sante Fe Corp.... 110,400      3,312,000
           CSX Corp.............................  31,400      1,100,570
           Union Pacific Corp................... 147,500      9,333,800
                                                         --------------
                                                             13,746,370
                                                         --------------
         Real Estate Investment Trust
           Equity Office Properties Trust.......  32,800        987,280
                                                         --------------
         Restaurants -- 0.2%
           Bob Evans Farms, Inc.................  14,900        469,052
           CBRL Group, Inc......................  13,000        395,590
           Darden Restaurants, Inc..............  58,300      1,440,010
           McDonald's Corp......................  11,900        338,555
           Outback Steakhouse, Inc.(a)..........   3,200        112,320
           Papa John's International, Inc.(a)...  12,100        404,019
           Yum! Brands, Inc..................... 117,000      3,422,250
                                                         --------------
                                                              6,581,796
                                                         --------------
         Retail -- 4.7%
           99 Cents Only Stores(a)..............  32,533        834,471
           Abercrombie & Fitch Co.
            (Class "A" Stock)(a)................ 104,600      2,522,952
           Albertson's, Inc.(b)................. 227,061      6,916,278
           AutoZone, Inc.(a)....................  77,300      5,975,290
           Best Buy Co., Inc.(a)................ 185,300      6,726,390
           Cintas Corp..........................   6,500        321,295
           Dillard's, Inc.......................  20,700        544,203
           Federated Department Stores, Inc.(a).  62,800      2,493,160
           Home Depot, Inc...................... 653,150     23,990,200
           Jones Apparel Group, Inc.(a).........   9,300        348,750

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Retail (cont'd.)
           Kohl's Corp.(a)....................    64,900 $    4,548,192
           Kroger Co.(a)......................   470,100      9,354,990
           Lowe's Cos., Inc...................   421,300     19,127,020
           May Department Stores Co...........    36,350      1,197,006
           Nike, Inc..........................    58,300      3,127,795
           Office Depot, Inc.(a)..............     8,600        144,480
           Payless ShoeSource, Inc.(a)........     9,200        530,380
           Pennzoil-Quaker State Co...........    15,500        333,715
           Reebok International, Ltd.(a)......    74,100      2,185,950
           Ruddick Corp.......................       300          5,088
           Safeway, Inc.(a)...................   412,100     12,029,199
           Sears, Roebuck & Co................   230,200     12,499,860
           TJX Companies, Inc. (The)..........     1,200         23,532
           Toys "R" Us, Inc.(a)...............    57,400      1,002,778
           Wal-Mart Stores, Inc...............   882,000     48,518,820
           Winn-Dixie Stores, Inc.(a)(b)......    94,900      1,479,491
                                                         --------------
                                                            166,781,285
                                                         --------------
         Semiconductors -- 1.3%
           Altera Corp.(a)(b).................   622,900      8,471,440
           Analog Devices, Inc.(a)............    55,700      1,654,290
           Intel Corp......................... 1,762,400     32,199,048
           National Semiconductor Corp.(a)(b).    45,600      1,330,152
           Semtech Corp.(a)(b)................   123,300      3,292,110
                                                         --------------
                                                             46,947,040
                                                         --------------
         Telecommunications -- 2.0%
           Alltel Corp........................    55,200      2,594,400
           AT&T Corp..........................    69,190        740,333
           AT&T Wireless Services, Inc.(a).... 1,424,041      8,330,640
           Avocent Corp.(a)...................    28,400        452,128
           BellSouth Corp.....................   251,400      7,919,100
           CenturyTel, Inc.(b)................    94,200      2,778,900
           Lucent Technologies, Inc.(a)(b)....   183,300        304,278
           Motorola, Inc......................   303,800      4,380,796
           Price Communications Corp.(a)......     8,200        131,200
           QUALCOMM, Inc.(a)..................    18,600        511,314
           SBC Communications, Inc............   601,050     18,332,025
           Scientific-Atlanta, Inc.(b)........    19,400        319,130
           Sprint Corp........................   606,400      6,433,904
           Verizon Communications.............   417,888     16,778,203
           WorldCom, Inc......................   897,600         80,784
           WorldCom, Inc.-MCI Group(b)........   304,164         54,750
                                                         --------------
                                                             70,141,885
                                                         --------------
         Tobacco -- 0.6%
           Philip Morris Companies, Inc.......   402,600     17,585,568
           R.J. Reynolds Tobacco Holdings,
            Inc.(b)...........................    63,333      3,404,149
                                                         --------------
                                                             20,989,717
                                                         --------------

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Toys -- 0.1%
          Mattel, Inc..........................   108,300 $    2,282,964
                                                          --------------
        Trucking & Shipping -- 0.2%
          Airborne, Inc........................    54,300      1,042,560
          Federal Express Corp.................   105,100      5,612,340
          Overseas Shipholding Group, Inc......    11,900        250,852
                                                          --------------
                                                               6,905,752
                                                          --------------
        Utilities - Electric -- 1.0%
          AES Corp.(a).........................    58,500        317,070
          Allegheny Energy, Inc................    96,300      2,479,725
          American Electric Power Co., Inc.(b).    76,280      3,052,726
          Calpine Corp.(a)(b)..................     8,800         61,864
          CMS Energy Corp.(b)..................    90,600        994,788
          Constellation Energy Group...........    89,600      2,628,864
          DQE, Inc.............................     6,700         93,800
          Duke Energy Corp.....................   129,200      4,018,120
          Edison International(a)..............     6,700        113,900
          Entergy Corp.........................    47,510      2,016,324
          Exelon Corp..........................    15,200        794,960
          FirstEnergy Corp.....................    35,989      1,201,313
          Mirant Corp.(a)......................   528,718      3,859,641
          NiSource, Inc........................    66,700      1,456,061
          PG&E Corp.(a)........................    79,600      1,424,044
          Pinnacle West Capital Corp...........    29,600      1,169,200
          PNM Resources, Inc...................    12,600        304,920
          Potomac Electric Power Co............     7,900        169,692
          PPL Corp.............................    29,500        975,860
          Questar Corp.........................     9,800        242,060
          Reliant Energy, Inc..................   212,300      3,587,870
          TXU Corp.(b).........................    39,300      2,025,915
          Weststar Energy, Inc.(a).............    25,400        389,890
          Wisconsin Energy Corp................    25,000        631,750
          Xcel Energy, Inc.....................   136,500      2,289,105
                                                          --------------
                                                              36,299,462
                                                          --------------
        Waste Management -- 0.1%
          Allied Waste Industries, Inc.(a).....   113,900      1,093,440
          Republic Services, Inc.(a)(b)........    71,600      1,365,412
                                                          --------------
                                                               2,458,852
                                                          --------------
        TOTAL COMMON STOCKS
         (cost $2,211,990,611)...........................  1,898,969,256
                                                          --------------
        WARRANTS(a)
        Mexico Debenture
         (cost $0)............................. 2,153,000          5,598
                                                          --------------
        CONTINGENT VALUE OBLIGATION
        Progress Energy, Inc.(a)
         (cost $4,459).........................     9,100 $            0
                                                          --------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                          Principal
               Interest    Maturity             Moody's    Amount         Value
                 Rate        Date               Rating      (000)        (Note 2)
               --------    --------             -------   ---------   --------------
               LONG-TERM BONDS -- 26.2%
               Aerospace -- 0.2%
               Lockheed Martin Corp.
                  7.70%    06/15/08              Baa2      $ 2,800    $    3,148,796
               Northrop Grumman Corp.
                 7.125%    02/15/11              Baa3        3,500         3,702,860
               United Technologies Corp.
                  6.10%    05/15/12               A2         1,200         1,227,300
                                                                      --------------
                                                                           8,078,956
                                                                      --------------
               Airlines
               United Airlines, Inc.
                 10.67%    05/01/04              Caa1        1,340         1,005,000
                                                                      --------------
               Automobiles & Trucks -- 0.1%
               ArvinMeritor, Inc.
                  8.75%    03/01/12              Baa3          900           964,672
               Navistar International Corp.
                  7.00%    02/01/03              Ba1         3,250         3,237,813
                                                                      --------------
                                                                           4,202,485
                                                                      --------------
               Banks and Savings & Loans -- 0.4%
               National Australia Bank
                  6.40%    12/10/07               A1         8,700         8,822,496
               National Westminster Bank PLC
                 7.375%    10/01/09              Aa2         4,900         5,401,123
                                                                      --------------
                                                                          14,223,619
                                                                      --------------
               Cable & Pay Television Systems -- 0.3%
               Continental Cablevision, Inc.
                  8.30%    05/15/06              Baa2        4,000         3,935,080
               Rogers Cablesystems, Inc., (Canada)
                 10.00%    03/15/05              Baa3        2,000         2,080,000
               TCI Communications, Inc.
                  8.75%    08/01/15              Baa2        3,300         3,103,782
                                                                      --------------
                                                                           9,118,862
                                                                      --------------
               Chemicals
               Eastman Chemical Co.
                  7.00%    04/15/12              Baa2          600           622,272
                                                                      --------------
               Collateralized Mortgage Obligations -- 1.2%
               First Union National Bank Commercial Mortgage Trust
                 7.202%    10/15/32               NR         1,700         1,875,443
               J.P. Morgan Commercial Mortgage Finance Corp.
                 7.371%    08/15/32              Aaa        10,750        11,926,349
               KeyCorp
                 7.727%    05/17/32              Aaa         9,000        10,138,638
               Morgan Stanley Dean Witter Capital Trust I
                  7.20%    10/15/33              Aaa         7,550         8,305,563
               PNC Mortgage Acceptance Corp.
                  7.33%    12/10/32               NR         5,300         5,877,072
               Washington Mutual, Inc.
                5.5963%    04/25/32              Aaa         5,000         5,119,531
                                                                      --------------
                                                                          43,242,596
                                                                      --------------
               Computer Services -- 0.1%
               Thomson Corp.
                  6.20%    01/05/12               A3         2,400         2,404,253
                                                                      --------------

                                          Principal
             Interest  Maturity   Moody's  Amount       Value
               Rate      Date     Rating    (000)      (Note 2)
             -------- --------    ------- --------- --------------
             LONG-TERM BONDS (Continued)
             Containers -- 0.1%
             Pactiv Corp.
               7.95%  12/15/25     Baa3    $5,050   $    5,275,861
                                                    --------------
             Cosmetics & Toiletries
             Procter & Gamble Co.
               4.75%  06/15/07     Aa3      1,500        1,507,635
                                                    --------------
             Diversified Operations -- 0.1%
             Bombardier, Inc. (Canada)
               6.75%  05/01/12      A3        700          727,677
             Tyco International Group SA
               7.00%  06/15/28     Ba2      1,586        1,124,871
                                                    --------------
                                                         1,852,548
                                                    --------------
             Drugs & Medical Supplies -- 0.2%
             Columbia/HCA Healthcare Corp.
               6.91%  06/15/05     Ba1      1,990        2,076,298
             Pharmacia Corp.
               6.50%  12/01/18      A1      1,550        1,559,998
               6.75%  12/15/27      A1      3,715        3,836,703
                                                    --------------
                                                         7,472,999
                                                    --------------
             Financial Services -- 1.7%
             Capital One Bank Corp.
               6.76%  07/23/02     Baa2     7,500        7,499,025
             Citigroup, Inc.
              6.625%  06/15/32(b)  Aa2      1,500        1,454,730
             Credit Suisse First Boston
               6.50%  01/15/12     Aa3      3,300        3,340,062
             ERAC USA Finance Co.
               6.95%  03/01/04     Baa1     7,500        7,830,375
             Ford Motor Credit Corp.
               7.50%  03/15/05      A3      4,300        4,486,835
               7.60%  08/01/05      A3      4,100        4,298,440
               7.25%  10/25/11      A3      2,100        2,110,072
             General Electric Capital Corp.
               6.00%  06/15/12     Aaa      2,900        2,909,947
               6.75%  03/15/32     Aaa      2,100        2,115,372
             General Motors Acceptance Corp.
              6.125%  01/22/08      A2      5,345        5,333,883
               5.85%  01/14/09      A2      2,800        2,701,182
              6.875%  09/15/11      A2      2,550        2,531,683
             JPMorgan
               5.25%  05/30/37     Aa3      2,300        2,313,312
               6.50%  01/15/09      A1      1,100        1,124,926
             KBC Bank Funding Trust III
               9.86%  11/29/49(e)   A2      5,000        5,900,950
             PHH Corp.
              8.125%  02/03/03     Baa1     2,860        2,888,600
             Verizon Global Funding Corp.
               7.75%  06/15/32      A1        500          480,906
                                                    --------------
                                                        59,320,300
                                                    --------------
             Food & Beverage -- 0.9%
             Archer-Daniels-Midland Co.
               7.00%  02/01/31      A1      5,120        5,267,605
             Coca Cola Bottling Co.
              6.375%  05/01/09     Baa2     3,500        3,605,385

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                         Principal
               Interest Maturity Moody's  Amount       Value
                 Rate     Date   Rating    (000)      (Note 2)
               -------- -------- ------- --------- --------------
               LONG-TERM BONDS (Continued)
               Food & Beverage (cont'd.)
               ConAgra Foods, Inc.
                 6.75%  09/15/11  Baa1    $ 2,000  $    2,105,540
               Coors Brewing Co.
                6.375%  05/15/12  Baa2      2,100       2,160,898
               General Mills, Inc.
                5.125%  02/15/07  Baa1      1,250       1,249,171
                 6.00%  02/15/12  Baa1      2,800       2,773,638
               Heinz (H.J.) Finance Co.
                6.625%  07/15/11   A3       1,700       1,781,668
                 6.00%  03/15/12   A3         900         904,488
               Kellogg Co.
                 6.60%  04/01/11  Baa2      2,100       2,198,469
                 7.45%  04/01/31  Baa2      2,800       3,071,600
               Kraft Foods, Inc.
                 5.25%  06/01/07   A2       3,500       3,549,735
               Kroger Co.
                 6.20%  06/15/12  Baa3      2,100       2,080,533
                                                   --------------
                                                       30,748,730
                                                   --------------
               Forest Products & Paper -- 0.2%
               Boise Cascade Corp.
                 7.50%  02/01/08  Baa3      2,450       2,514,607
               Sappi Papier Holding AG
                 6.75%  06/15/12  Baa2        900         911,326
               Weyerhaeuser Co.
                 6.75%  03/15/12  Baa2      1,850       1,902,040
                7.375%  03/15/32  Baa2      2,100       2,126,103
                                                   --------------
                                                        7,454,076
                                                   --------------
               Healthcare -- 0.1%
               Healthsouth Corp.
                7.625%  06/01/12  Ba1       2,000       1,981,238
                                                   --------------
               Industrial -- 0.2%
               Cendant Corp.
                 7.75%  12/01/03  Baa1      2,000       2,010,000
               Compania Sud Americana De Vapores SA, (Chile)
                7.375%  12/08/03   NR       3,650       3,769,081
                                                   --------------
                                                        5,779,081
                                                   --------------
               Leisure & Tourism -- 0.4%
               ITT Corp.
                 6.75%  11/15/03  Ba1      14,000      14,035,000
                                                   --------------
               Machinery -- 0.1%
               Caterpillar, Inc.
                 7.25%  09/15/09   A2       1,900       2,080,519
                                                   --------------
               Media -- 0.2%
               AOL Time Warner, Inc.
                7.625%  04/15/31  Baa1      3,000       2,626,560
                 7.70%  05/01/32  Baa1      2,040       1,809,686
               E.W. Scripps Co. (The)
                 5.75%  07/15/12   A2       1,100       1,093,070
               United News & Media PLC
                 7.25%  07/01/04  Baa2      3,180       3,272,856
                                                   --------------
                                                        8,802,172
                                                   --------------

                                         Principal
               Interest Maturity Moody's  Amount       Value
                 Rate     Date   Rating    (000)      (Note 2)
               -------- -------- ------- --------- --------------
               LONG-TERM BONDS (Continued)
               Oil & Gas -- 0.5%
               Amerada Hess Corp.
                7.375%  10/01/09  Baa2    $   900  $      970,965
               B.J. Services Co.
                 7.00%  02/01/06  Baa2      4,000       4,232,080
               Conoco, Inc.
                 6.95%  04/15/29  Baa1      2,750       2,810,437
               El Paso CGP Co.
                 7.50%  08/15/06  Baa2      6,000       6,005,640
               Occidental Petroleum Corp.
                 6.75%  01/15/12  Baa2      3,100       3,265,633
                                                   --------------
                                                       17,284,755
                                                   --------------
               Oil & Gas Exploration/Production -- 0.3%
               Kerr-Mcgee Corp.
                7.875%  09/15/31  Baa2      2,800       3,085,740
               Ocean Energy, Inc.
                7.875%  08/01/03  Baa3      3,750       3,754,687
               Parker & Parsley Petroleum Co.
                8.875%  04/15/05  Ba1       3,100       3,200,750
                                                   --------------
                                                       10,041,177
                                                   --------------
               Printing -- 0.2%
               World Color Press, Inc.
                8.375%  11/15/08  Baa2      1,500       1,580,315
                 7.75%  02/15/09  Baa2      4,960       5,090,413
                                                   --------------
                                                        6,670,728
                                                   --------------
               Real Estate Investment Trust -- 0.7%
               Duke Realty LP
                 7.30%  06/30/03  Baa1      4,350       4,516,983
               EOP Operating LP
                 6.50%  06/15/04  Baa1      6,000       6,240,840
               ERP Operating LP
                 7.10%  06/23/04  Baa1      2,375       2,505,578
                 6.63%  04/13/15  Baa1      5,000       5,165,000
               Felcor Suites LP
                7.375%  10/01/04  Ba3       1,900       1,869,125
               Simon Debartolo Group, Inc.
                 6.75%  06/15/05  Baa1      5,000       5,232,200
                                                   --------------
                                                       25,529,726
                                                   --------------
               Retail -- 0.3%
               Kroger Co.
                 7.25%  06/01/09  Baa3      3,400       3,663,959
               Pennzoil-Quaker State Co.
                7.375%  04/01/29  Ba2       2,400       2,568,360
               Safeway, Inc.
                 6.50%  11/15/08  Baa2      2,100       2,184,273
               Target Corp.
                 5.95%  05/15/06   A2       1,000       1,041,500
                                                   --------------
                                                        9,458,092
                                                   --------------
               Telecommunications -- 1.2%
               360 Communication Co.
                7.125%  03/01/03   A2      10,001      10,179,418
               AT&T Corp.
                 8.00%  11/15/31  Baa2      4,900       3,846,500
               AT&T Wireless Services, Inc.
                 8.75%  03/01/31  Baa2      1,604       1,238,224

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                          Principal
             Interest  Maturity   Moody's  Amount       Value
               Rate      Date     Rating    (000)      (Note 2)
             -------- --------    ------- --------- --------------
             LONG-TERM BONDS (Continued)
             Telecommunications (cont'd.)
             Electric Lightwave, Inc.
               6.05%  05/15/04     Baa2   $  5,300  $    4,982,000
             France Telecom SA
               9.00%  03/01/31     Baa3      3,000       2,653,554
             Koninklijke (Royal) KPN NV
               8.00%  10/01/10     Baa3        710         716,070
             LCI International, Inc.
               7.25%  06/15/07      B2       3,130       2,081,450
             Qwest Corp.
              8.875%  03/15/12     Baa3      1,656       1,473,840
             Sprint Capital Corp.
              8.375%  03/15/12     Baa3      2,200       1,804,000
              6.875%  11/15/28     Baa3      3,800       2,473,610
               8.75%  03/15/32     Baa3      1,280         972,800
             Telecom De Puerto Rico
               6.65%  05/15/06     Baa1      2,700       2,736,423
               6.80%  05/15/09     Baa1      4,000       3,764,656
             Verizon Wireless, Inc.
              5.375%  12/15/06      A2       4,000       3,731,280
             Vodafone Group PLC (United Kingdom)
               7.75%  02/15/10      A2         800         837,072
                                                    --------------
                                                        43,490,897
                                                    --------------
             Transportation -- 0.4%
             Canadian National Railway Co.
              7.375%  10/15/31     Baa2      1,700       1,838,074
             CP Railway, Ltd. (Canada)
               6.25%  10/15/11     Baa2      2,600       2,663,115
              7.125%  10/15/31     Baa2      1,900       1,977,767
             Union Pacific Corp.
               5.75%  10/15/07     Baa3      3,500       3,597,489
               7.25%  11/01/08     Baa3      2,500       2,714,737
                                                    --------------
                                                        12,791,182
                                                    --------------
             U.S. Government Agency Obligations -- 14.7%
             Federal Home Loan Mortgage Corp.
               5.75%  01/15/12              19,630      20,168,058
               6.50%  05/01/14-09/01/14      3,459       3,590,795
             Federal National Mortgage Assn.
               5.50%  03/01/16-12/01/16     10,791      10,808,995
               6.00%  04/01/13-01/01/32     69,754      70,302,963
              6.125%  03/15/12(b)           20,140      21,312,551
               6.50%  04/01/13-01/01/32    110,500     112,778,510
               7.00%  08/01/11-01/01/32     45,766      47,515,252
               7.50%  06/01/12-01/01/32     65,779      69,100,796
             Government National Mortgage Assn.
               6.50%  10/15/23-10/15/29     64,006      65,437,215
               8.00%  01/15/24-04/15/25      2,410       2,596,331
             United States Treasury Bonds
               7.25%  05/15/16(b)           12,755      15,032,405
              5.375%  02/15/31               1,550       1,517,775
               7.50%  11/15/16               1,245       1,498,283
               9.25%  02/15/16(b)           18,795      25,829,029
             United States Treasury Notes
              4.375%  05/15/07(b)            8,426       8,541,858
              4.625%  05/15/06               2,475       2,549,250
              4.875%  02/15/12(b)           33,475      33,600,531

                                            Principal
             Interest    Maturity   Moody's  Amount       Value
               Rate        Date     Rating    (000)      (Note 2)
            ----------- --------    ------- --------- --------------
            LONG-TERM BONDS (Continued)
            U.S. Government Agency Obligations (cont'd.)
            United States Treasury Strips
            Zero coupon 02/15/13             $ 4,500  $    2,552,400
            Zero coupon 11/15/16(b)           20,630       9,007,264
                                                      --------------
                                                         523,740,261
                                                      --------------
            Utilities -- 1.2%
            Aquila, Inc.
                  7.00% 07/15/04     Baa3         85          79,576
            Arizona Public Service Co.
                 7.625% 08/01/05     Baa1      5,000       5,405,350
            Calpine Corp.
                 10.50% 05/15/06      B1       2,830       2,122,500
            CMS Energy Corp.
                 8.375% 07/01/03      B3       4,100       3,116,000
            Cogentrix, Inc.
                  8.10% 03/15/04     Baa3      3,465       3,569,574
            Entergy Louisiana, Inc.
                  8.50% 06/01/03     Baa2      5,000       5,220,335
            FirstEnergy Corp.
                 7.375% 11/15/31     Baa2      2,900       2,721,998
            Hydro-Quebec
                  8.00% 02/01/13      A1       1,500       1,778,505
                  7.50% 04/01/16      A1         800         920,504
            MidAmerican Energy Holdings Co.
                  6.96% 09/15/03     Baa3      5,000       5,175,450
            Mirant Americas Generation, Inc.
                 9.125% 05/01/31     Ba1         835         597,025
            Nisource Finance Corp.
                 7.625% 11/15/05     Baa3        600         605,136
            NRG Energy, Inc.
                  7.75% 04/01/11     Baa3        520         409,157
            Pinnacle One Partners LP
                  8.83% 08/15/04     Ba1      10,000       9,950,000
            PPL Electric Utilities
                  6.25% 08/15/09      A3       1,500       1,543,890
            PSEG Power LLC
                  6.95% 06/01/12     Baa1        685         686,171
                                                      --------------
                                                          43,901,171
                                                      --------------
            Waste Management
            Waste Management, Inc.
                  7.75% 05/15/32     Ba1       1,800       1,805,922
                                                      --------------
            Foreign Government Bonds -- 0.2%
            Nova Scotia Province (Canada)
                  5.75% 02/15/09      A1       1,000       1,036,110
                  5.75% 02/27/12      A3       2,080       2,122,270
            Saskatchewan Province (Canada)
                 9.125% 02/15/21     Aa3       2,300       3,061,691
                                                      --------------
                                                           6,220,071
                                                      --------------
            TOTAL LONG-TERM BONDS
              (cost $921,160,794)                        930,142,184
                                                      --------------
            TOTAL LONG-TERM INVESTMENTS
              (cost $3,133,155,884)                    2,829,117,038
                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                           Principal
              Interest  Maturity   Moody's  Amount      Value
                Rate      Date     Rating    (000)     (Note 2)
              -------- --------    ------- --------- -------------
              SHORT-TERM INVESTMENTS -- 35.2%
              U.S. Government Agency Obligation -- 1.1%
              United States Treasury Bill
                1.67%  09/19/02(d)          $39,700  $  39,552,669
                                                     -------------
              Commercial Paper -- 3.2%
              American Electric Power Co., Inc.
                2.20%  07/19/02(c)   P-2     20,000     19,978,000
              General Motors Corp
                2.10%  07/17/02(c)   P-2     23,826     23,803,762
              Phillips Petroleum Co.
               2.025%  08/15/02(c)   P-2     25,289     25,224,987
                2.04%  08/28/02(c)   P-2     15,700     15,648,400
              Reed Elsevier, Inc.
                2.00%  07/15/02(c)   P-2     15,000     14,988,333
                2.02%  07/19/02(c)   P-2     15,000     14,984,850
                                                     -------------
                                                       114,628,332
                                                     -------------

                                                                      Value
                                                       Shares        (Note 2)
                                                    ------------- --------------
                     SHORT-TERM INVESTMENTS (Continued)
                     Mutual Fund -- 30.9%
                     Prudential Core Investment
                      Fund -- Taxable Money Market
                      Series (Note 4)(c)            1,096,670,453 $1,096,670,453
                                                                  --------------
                     TOTAL SHORT-TERM INVESTMENTS
                      (cost $1,250,851,454)......................  1,250,851,454
                                                                  --------------
                     TOTAL INVESTMENTS -- 114.8%
                       (cost $4,384,007,318; Note 7).............  4,079,968,492
                                                                  --------------
                     VARIATION MARGIN ON OPEN FUTURES
                      CONTRACTS(f)...............................      1,130,425
                     LIABILITIES IN EXCESS OF OTHER
                      ASSETS -- (14.8)%..........................   (528,574,274)
                                                                  --------------
                     TOTAL NET ASSETS -- 100.0%.................. $3,552,524,643
                                                                  ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Corporation)
LP  Limited Partnership
NR  Not rated by Moody's Investors Services
PLC Public Limited Company (British Limited Liability Company)
NV  Naamloze Vennootschap (Dutch Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $207,101,925; cash collateral $219,415,047 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Indicated a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2002.

(f)Open futures contracts as of June 30, 2002 are as follows:

Number of                          Expiration   Value at     Value at    Appreciation/
Contracts           Type              Date     Trade Date  June 30, 2002 (Depreciation)
--------- ------------------------ ---------- ------------ ------------- --------------
Long Positions:
  1,319   S&P 500 Index              Sep 02   $336,396,174 $326,485,475   $ (9,910,699)
  1,318   S&P MidCap 400 Index       Sep 02    324,618,884  323,107,700     (1,511,184)
  1,401   U.S. 5 YR Treasury Notes   Sep 02    147,992,813  150,498,047      2,505,234
                                                                          ------------
                                                                            (8,916,649)
Short Positions:
    672   U.S. 10 YR Treasury Note   Sep 02     69,628,601   72,061,500     (2,432,899)
    453   U.S. 2 YR Treasury Note    Sep 02     94,265,024   95,108,765       (843,741)
                                                                          ------------
                                                                            (3,276,640)
                                                                          ------------
                                                                          $(12,193,289)
                                                                          ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

                                -----------------
                                GLOBAL PORTFOLIO
                                -----------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


   LONG-TERM INVESTMENTS -- 94.4%                                   Value
                                                        Shares     (Note 2)
   COMMON STOCKS -- 92.6%                             ---------- ------------
   Australia -- 1.8%
    BHP Billiton, Ltd................................  1,913,567 $ 11,064,546
                                                                 ------------
   Barbados -- 0.7%
    Everest Re Group, Ltd............................     78,700    4,403,265
                                                                 ------------
   Canada -- 0.9%
    Alcan, Inc.......................................    148,200    5,560,464
                                                                 ------------
   Finland -- 1.4%
    Nokia Oyj........................................    582,300    8,522,894
                                                                 ------------
   France -- 6.0%
    Air France.......................................    383,875    6,426,161
    Credit Agricole SA...............................    338,070    7,512,444
    Thomson Multimedia(a)............................    323,300    7,647,215
    TotalFinaElf SA..................................     99,405   16,139,949
                                                                 ------------
                                                                   37,725,769
                                                                 ------------
   Republic of Germany -- 3.1%
    Deutsche Boerse AG...............................    288,370   12,274,942
    Muenchener Rueckversicherungs-- Gesellschaft
      AG(b)..........................................     31,500    7,466,445
                                                                 ------------
                                                                   19,741,387
                                                                 ------------
   Hong Kong -- 2.2%
    China Merchants Holdings International Co., Ltd.. 13,103,600   10,080,066
    Li & Fung, Ltd...................................  2,776,000    3,772,652
                                                                 ------------
                                                                   13,852,718
                                                                 ------------
   Italy -- 5.4%
    Banca Monte dei Paschi di Siena SpA(b)...........  1,244,100    4,042,437
    Bulgari SpA(b)...................................    977,700    6,170,190
    Riunione Adriatica di Sicurta SpA(b).............    739,386    9,923,909
    Telecom Italia SpA(b)............................  1,127,400    8,829,647
    Tod's SpA(b).....................................    116,662    5,069,606
                                                                 ------------
                                                                   34,035,789
                                                                 ------------
   Japan -- 9.6%
    Mitsubishi Corp.(b)..............................  1,474,000   10,662,439
    Nintendo Co., Ltd................................    100,600   14,814,352
    Nippon Television Network Corp...................     19,190    4,281,307
    Nissan Motor Co., Ltd............................  1,627,000   11,266,931
    ORIX Corp........................................    100,400    8,100,283
    Sega Enterprises, Ltd.(a)(b).....................    450,100   10,815,373
                                                                 ------------
                                                                   59,940,685
                                                                 ------------
   Mexico -- 3.0%
    Grupo Financiero BBVA Bancomer, S.A. de C.V.(a).. 10,921,700    8,928,722
    Telefonos de Mexico SA de CV (Class "L" Shares)
      (ADR)..........................................    300,100    9,627,208
                                                                 ------------
                                                                   18,555,930
                                                                 ------------
   Netherlands -- 2.8%
    Heineken NV......................................     65,900    2,892,355
    ING Groep NV.....................................    582,400   14,955,014
                                                                 ------------
                                                                   17,847,369
                                                                 ------------
   Spain -- 2.4%
    Banco Popular Espanol SA.........................    231,449   10,233,743
    Telefonica SA(a).................................    606,048    5,087,660
                                                                 ------------
                                                                   15,321,403
                                                                 ------------
   Switzerland -- 1.0%
    Serono SA (Class "B" Shares).....................      9,434    6,218,932
                                                                 ------------

   COMMON STOCKS                                                   Value
                                                       Shares     (Note 2)
   (Continued)                                        --------- ------------
   United Kingdom -- 11.0%
    Brambles Industries PLC(a)....................... 1,182,760 $  5,917,956
    Bunzl PLC........................................   731,900    5,790,145
    Exel PLC......................................... 1,102,302   14,038,393
    GKN PLC.......................................... 1,182,760    5,548,365
    Royal Bank of Scotland Group PLC.................   458,505   12,999,521
    Signet Group PLC................................. 3,228,900    4,663,416
    Tesco PLC........................................ 2,002,600    7,280,361
    Vodafone Group PLC............................... 7,837,254   10,751,691
    William Hill PLC(a)..............................   553,200    2,234,593
                                                                ------------
                                                                  69,224,441
                                                                ------------
   United States -- 41.3%
    Alcoa, Inc.......................................   126,700    4,200,105
    American International Group, Inc.(b)............    54,700    3,732,181
    Amgen, Inc.(a)...................................   185,400    7,764,552
    AOL Time Warner, Inc.(a)(b)......................   461,850    6,793,814
    Applied Materials, Inc.(a).......................   264,700    5,034,594
    Bed Bath & Beyond, Inc.(a).......................   144,700    5,460,978
    BJ Services Co.(a)...............................   186,300    6,311,844
    BJ's Wholesale Club, Inc.(a)(b)..................   106,000    4,081,000
    Boise Cascade Corp...............................   166,500    5,749,245
    Charter One Financial, Inc.......................   226,300    7,780,194
    Cisco Systems, Inc. (a)(b).......................   403,300    5,626,035
    Citigroup, Inc...................................   476,300   18,456,625
    Coach, Inc.(a)...................................   136,400    7,488,360
    Comcast Corp. (Class "A" Shares)(a)..............   362,300    8,637,232
    General Electric Co.(b)..........................   205,100    5,958,155
    Goldman Sachs Group, Inc(b)......................   116,000    8,508,600
    Home Depot, Inc..................................   187,700    6,894,221
    International Paper Co...........................   196,600    8,567,828
    Intersil Corp. (Class "A" Shares)(a).............   113,900    2,435,182
    Maxim Integrated Products, Inc.(a)(b)............   138,900    5,324,037
    MedImmune, Inc.(a)...............................   177,900    4,696,560
    Microsoft Corp.(a)...............................   110,900    6,066,230
    PepsiCo, Inc.....................................   174,300    8,401,260
    Pfizer, Inc......................................   260,000    9,100,000
    Pharmacia Corp...................................   254,900    9,546,005
    QUALCOMM, Inc.(a)................................    43,800    1,204,062
    Schlumberger, Ltd................................   132,600    6,165,900
    Silicon Laboratories, Inc.(a)(b).................    88,400    2,474,316
    Smith International, Inc.(a)(b)..................   191,800   13,078,842
    Target Corp......................................   327,600   12,481,560
    Texas Instruments, Inc.(b).......................   260,100    6,164,370
    USA Interactive(a)(b)............................   841,300   19,728,485
    Viacom, Inc. (Class "B" Shares)(a)...............    57,000    2,529,090
    Wal-Mart Stores, Inc.............................   142,200    7,822,422
    Wyeth............................................   288,100   14,750,720
                                                                ------------
                                                                 259,014,604
                                                                ------------
   TOTAL COMMON STOCKS (cost $643,792,592).....................  581,030,196
                                                                ------------
   PREFERRED STOCKS -- 1.8%
   Germany -- 1.8%
    Porsche AG.......................................    24,383   11,619,209
                                                                ------------
   TOTAL LONG-TERM INVESTMENTS
    (cost $654,283,708).......................................   592,649,405
                                                                ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

                          -----------------------------
                          GLOBAL PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



                                                         Principal
                                                          Amount       Value
                                                           (000)      (Note 2)
SHORT-TERM INVESTMENTS -- 15.0%                          ---------- ------------
U.S. Government Obligations -- 2.0%
U.S. Treasury Bills(d),
 1.78%, 07/05/02........................................     $5,600 $  5,598,895
 1.72%, 09/05/02........................................      7,303    7,280,239
                                                                    ------------
                                                                      12,879,134
                                                                    ------------
                                                          Shares
                                                         ----------
Mutual Fund -- 13.0%
Prudential Core Investment -- Taxable Money Market
 Series(c) (Note 4)..................................... 81,348,093   81,348,093
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (cost $94,227,227)....................   94,227,227
                                                                    ------------
TOTAL INVESTMENTS -- 109.4% (cost $748,510,935; Note 7)............  686,876,632
                                                                    ------------
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(e)...       (4,858)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS -- (9.4)%..............  (59,198,886)
                                                                    ------------
TOTAL NET ASSETS -- 100.0%......................................... $627,672,888
                                                                    ============

The industry classification of portfolio of holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2002 were as follows:

Mutual Funds..........................................................  13.0%
Diversified Financials................................................   9.9%
Banks.................................................................   8.2%
Pharmaceuticals.......................................................   5.3%
Household Durables....................................................   5.3%
Insurance.............................................................   4.1%
Energy Equipment & Services...........................................   4.1%
Multiline Retail......................................................   3.9%
Diversified Telecommunication Services................................   3.7%
Automobiles...........................................................   3.6%
Media.................................................................   3.5%
Semiconductor Equipment & Products....................................   3.4%
Metals & Mining.......................................................   3.3%
Internet & Catalog Retail.............................................   3.1%
Textiles & Apparel....................................................   3.0%
Biotechnology.........................................................   3.0%
Industrial Conglomerates..............................................   2.9%
Specialty Retail......................................................   2.7%
Oil & Gas.............................................................   2.6%
Communications Equipment..............................................   2.4%
Paper & Forest Products...............................................   2.3%
Air Freight & Couriers................................................   2.2%
Commercial Services & Supplies........................................   2.0%
U.S. Government Obligations...........................................   2.0%
Beverages.............................................................   1.8%
Wireless Telecommunication Services...................................   1.7%
Trading Companies & Distributors......................................   1.7%
Food & Drug Retailing.................................................   1.2%
Software..............................................................   1.0%
Airlines..............................................................   1.0%
Auto Components.......................................................   0.9%
Distribution/Wholesalers..............................................   0.6%
                                                                       -----
                                                                       109.4%
Forward currency contracts............................................    --
Other liabilities in excess of other assets...........................  (9.4)%
                                                                       -----
                                                                       100.0%
                                                                       =====

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   AG  Aktiengesellschaft (German Company)
   NV  Naamloze Vennootschap (Dutch Corporation)
   Oyj Julkinen Osakeyhtio (Finnish Corporation)
   PLC Public Limited Company (British Corporation)
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
   SpA Societa per Azioni (Italian Corporation)
(a) Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $69,357,510; cash collateral of $71,951,333 was received with which the portfolio purchased securities.
(c) Represents security or a portion thereof, purchased with cash collateral received for securities of loan.
(d) Rate quoted represents yield-to-maturity as of purchase date.
(e) Outstanding forward foreign currency contracts as of June 30, 2002 were as follows:

Foreign Currency                   Value at      Current   Appreciation/
Contract                        Settlement Date   Value    Depreciation
------------------------------  --------------- ---------- -------------
Purchased:
  Euro
   expiring 7/1/02                $  450,147    $  448,926    $(1,221)
   expiring 7/2/02                   487,637       489,498      1,861
  Japanese Yen expiring 7/1/02       212,113       211,175       (938)
                                  ----------    ----------    -------
                                   1,149,897     1,149,599       (298)
                                  ----------    ----------    -------
Sold:
  Pound Sterling
   expiring 7/1/02                   450,147       449,043      1,104
   expiring 7/2/02                   487,637       493,301     (5,664)
                                  ----------    ----------    -------
                                     937,784       942,344     (4,560)
                                  ----------    ----------    -------
                                                              $(4,858)
                                                              =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

                          ----------------------------
                          GOVERNMENT INCOME PORTFOLIO
                          ----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                               Principal
                                                                    Interest     Maturity       Amount      Value
                                                                      Rate         Date          (000)     (Note 2)
                                                                    -------- ----------------- --------- -------------
LONG-TERM INVESTMENTS -- 96.5%
Asset Backed Securities -- 5.5%
  Bear Stearns Commercial Mortgage.................................    7.64%     02/15/32       $ 2,712  $   2,955,425
  First Union National Bank Commercial Mortgage Trust, Ser 2000-2..    6.94%     10/15/32         2,686      2,864,779
  First Union National Bank Commercial Mortgage Trust, Ser 2000-C1.   7.739%     05/17/32         2,563      2,795,836
  GMAC Commercial Mortgage Securities, Inc.........................   7.455%     08/16/33         3,000      3,341,178
  KeyCorp..........................................................   7.727%     05/17/32         3,000      3,379,546
  Merrill Lynch Mortgage Investors, Inc., Ser. 1996-C1.............    7.42%     04/25/28         1,000      1,074,524
  Morgan Stanley Capital I, Inc....................................   7.304%     11/15/28         3,468      3,663,530
  Morgan Stanley Dean Witter Capital, Inc..........................    6.32%     09/15/09         2,863      3,013,063
  Mortgage Capital Funding, Inc....................................   6.325%     06/18/30         2,202      2,314,005
  Westpac Securitization Trust, Ser. 1998-IG (Australia)(c)(d).....    1.91%     07/19/29         1,920      1,922,826
                                                                                                         -------------
                                                                                                            27,324,712
                                                                                                         -------------
Collateralized Mortgage Obligations -- 4.2%
  Federal Home Loan Mortgage Corp..................................    6.00%     12/15/08         3,713      3,847,650
  Federal Home Loan Mortgage Corp..................................    6.50%     09/15/24         2,428      2,547,118
  Federal Home Loan Mortgage Corp..................................    5.50%     04/25/17         5,000      4,985,254
  Federal National Mortgage Association............................    6.00%     06/25/08         2,578      2,638,095
  Federal National Mortgage Association............................    6.25%     11/25/21         5,000      5,189,050
  Washington Mutual................................................   5.598%     04/25/32         2,000      2,047,812
                                                                                                         -------------
                                                                                                            21,254,979
                                                                                                         -------------
Mortgage Pass-Throughs -- 45.2%
  Federal Home Loan Mortgage Corp..................................    6.50% 06/01/08-05/01/13    7,672      7,982,860
  Federal Home Loan Mortgage Corp..................................    7.00% 06/01/08-09/01/12   13,421     14,188,054
  Federal National Mortgage Association............................    5.50%     02/01/17           974        975,238
  Federal National Mortgage Association............................    6.00%   11/01/14-TBA      44,357     45,282,113
  Federal National Mortgage Association............................    6.50%        TBA          12,500     12,945,250
  Government National Mortgage Association.........................    6.50%        TBA          11,500     11,730,000
  Government National Mortgage Association.........................    7.00%     08/15/28         4,235      4,411,855
  Federal National Mortgage Association............................    6.30%     03/01/11         2,966      3,112,245
  Federal National Mortgage Association............................    6.50%   01/01/15-TBA      53,783     54,906,281
  Federal National Mortgage Association(b).........................    7.00%   02/01/12-TBA      34,179     35,510,567
  Federal National Mortgage Association............................    5.50% 12/01/16-04/01/17    4,964      4,968,311
  Federal National Mortgage Association............................    7.50% 12/01/05-10/01/12    4,429      4,701,476
  Federal National Mortgage Association............................    8.00% 03/01/22-05/01/26      329        351,922
  Federal National Mortgage Association............................    9.00% 02/01/25-04/01/25    1,334      1,456,160
  Government National Mortgage Association.........................    7.00% 03/15/23-05/15/24   14,051     14,683,353
  Government National Mortgage Association.........................    7.50% 12/15/25-02/15/26    5,379      5,734,329
  Government National Mortgage Association(b)......................    8.50% 09/15/24-04/15/25    3,588      3,874,729
                                                                                                         -------------
                                                                                                           226,814,743
                                                                                                         -------------
Municipal Bonds -- 0.6%
  New Jersey Economic Development Authority(a).....................   7.425%     02/15/29         2,724      3,072,617
                                                                                                         -------------
U.S. Government & Agency Obligations -- 41.0%
  Federal Home Loan Mortgage Corp.(b)..............................    5.75%     01/15/12        25,090     25,777,717
  Federal Home Loan Mortgage Corp..................................    6.00%     05/25/12        10,000     10,021,270
  Federal Farm Credit Bank.........................................    5.90%     01/10/05         5,000      5,297,100
  Federal Home Loan Bank(b)........................................   5.125%     03/06/06        19,650     20,423,817
  Federal National Mortgage Association............................     Zero     02/15/06        15,364     13,179,086
  Federal National Mortgage Association(b).........................   6.125%     03/15/12         1,670      1,767,227
  Small Business Administration Participation Certificates.........    6.00%     09/01/18         6,560      6,776,313
  Small Business Administration Participation Certificates.........    6.85%     07/01/17         3,690      3,955,715
  Small Business Administration Participation Certificates.........    7.15%     01/01/17        13,705     14,774,931
  Small Business Administration Participation Certificates.........    7.20%     10/01/16        14,290     15,394,124
  United States Treasury Bonds.....................................     Zero     05/15/17        13,100      5,524,925
  United States Treasury Bonds.....................................   5.375%     02/15/31         1,000        979,210
  United States Treasury Bonds.....................................    6.25%     05/15/30           900        974,916

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                    ----------------------------------------
                    GOVERNMENT INCOME PORTFOLIO (Continued)
                    ----------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                   Principal
                                                Interest Maturity   Amount         Value
                                                  Rate     Date      (000)        (Note 2)
LONG-TERM INVESTMENTS (Continued)               -------- -------- ------------ -------------
U.S. Government & Agency Obligations  (cont'd.)
  United States Treasury Bonds(b)..............    6.50% 11/15/26 $     24,400 $  26,983,472
  United States Treasury Bonds(b)..............   8.125% 08/15/19        7,361     9,428,631
  United States Treasury Bonds.................    8.50% 02/15/20        5,000     6,625,700
  United States Treasury Notes(b)..............   4.375% 05/15/07       37,650    38,167,687
                                                                               -------------
                                                                                 206,051,841
                                                                               -------------
TOTAL LONG-TERM INVESTMENTS
 (cost $471,514,491)..........................................................   484,518,892
                                                                               -------------
                                                                    Shares
SHORT-TERM INVESTMENT -- 50.2%                                    ------------
Mutual Fund
Prudential Core Investment Fund -- Taxable Money Market Series(e)
 (cost $252,044,036; Note 4).....................................  252,044,036   252,044,036
                                                                               -------------
TOTAL INVESTMENTS -- 146.7%
 (cost $723,558,527; Note 7)..................................................   736,562,928
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(f).................................        (7,734)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (46.7)%..............................  (234,476,510)
                                                                               -------------
TOTAL NET ASSETS -- 100.0%.................................................... $ 502,078,684
                                                                               =============

Legend to portfolio of investments for Government Income Portfolio

  TBA  To Be Announced

(a) Security segregated as collateral for futures contracts.
(b) Portion of securities on loan with an aggregate market value of $97,947,657; cash collateral of $101,651,323 was received with which the portfolio purchased securities.
(c) US$ Denominated Foreign Bonds.
(d) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2002.
(e) Partial amount represents security purchased with cash collateral received for securities on loan.
(f) Open futures contracts as of June 30, 2002 were as follows:

   Number of                               Expiration  Value at     Value at    Appreciation/
   Contracts               Type               Date    Trade Date  June 30, 2002 Depreciation
   ---------     ------------------------- ---------- ----------- ------------- -------------
Long Positions:
       54        U.S. Treasury Bonds        Sept 02   $ 5,434,337  $ 5,550,188    $115,851
      491        U.S. Treasury 5 Yr Notes   Sept 02    52,016,884   52,744,141     727,257
      200        Eurodollar                  Dec 02    48,780,580   48,865,000      84,420
                                                                                  --------
                                                                                   927,528
                                                                                  --------
Short Positions:
       18        U.S. Treasury 10 Yr Notes  Sept 02     1,865,052    1,930,219     (65,167)
                                                                                  --------
                                                                                  $862,361
                                                                                  ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

                           --------------------------
                           HIGH YIELD BOND PORTFOLIO
                           --------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                             Principal
                                                                                   Moody's Interest Maturity  Amount
LONG-TERM INVESTMENTS -- 93.3%                                                     Rating    Rate     Date     (000)
CONVERTIBLE BONDS -- 0.6%                                                          ------- -------- -------- ---------
Technology
  Solectron Corp., (cost $5,193,403)..............................................  Ba3      0.000% 05/08/20  $ 9,150

CORPORATE BONDS -- 88.5%
Aerospace/Defense -- 0.5%
  L-3 Communications Corp., Sr. Sub. Notes........................................  Ba3      7.625% 06/15/12    4,750

Asset Backed Security -- 0.2%
  Inner Harbor CBO, Sub. Bond, Ser. 2001-1A.......................................  Ba2      11.19% 06/15/13    2,000

Banks & Financial Services -- 1.0%
  CB Richard Ellis Services, Inc., Gtd. Notes.....................................   B3      11.25% 06/15/11    1,060
  Hanvit Bank, Sr. Sub. Notes.....................................................  Baa3     12.75% 03/01/10    1,200
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes.........................   NR       9.75% 04/01/08    1,750
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 06/15/05)(c)......................   NR      11.00% 12/15/09      465
  Sovereign Bancorp, Sr. Notes....................................................  Ba2      10.25% 05/15/04    1,235
  UCAR Finance, Inc., Gtd. Notes..................................................   B2      10.25% 02/15/12    3,150
  Willis Corroon Corp., Gtd. Notes................................................  Ba3       9.00% 02/01/09      500



Building & Construction -- 1.8%
  Beazer Homes USA, Inc., Sr. Notes...............................................  Ba2      8.375% 04/15/12    2,850
  D.R. Horton, Inc., Gtd. Notes...................................................  Ba1       8.00% 02/01/09    3,000
  D.R. Horton, Inc., Sr. Notes....................................................  Ba1       8.50% 04/15/12    3,250
  KB Home, Sr. Sub. Notes.........................................................  Ba3      8.625% 12/15/08    2,800
  New Millenium Homes LLC, Sr. Notes(e)...........................................   NR       0.00% 12/31/04    2,781
  Nortek, Inc., Sr. Sub. Notes, Ser. B............................................   B3      9.875% 06/15/11    3,500



Cable -- 4.3%
  Adelphia Communications Corp., Sr. Notes, Cl. A(c)..............................  Caa2     9.375% 11/15/09    5,400
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03)............   B2     11.875% 12/01/08    6,000
  Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero Coupon (until 07/15/05).....   Ca      16.00% 07/15/10    7,000
  Charter Communications Holdings, Sr. Notes......................................   B2      9.625% 11/15/09    4,000
  Charter Communications Holdings, Sr. Notes......................................   B2      10.00% 05/15/11    8,765
  Charter Communications Holdings, Sr. Notes......................................   B2      10.75% 10/01/09    2,000
  Charter Communications Holdings, Sr. Notes......................................   B2     11.125% 01/15/11    1,315
  Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 05/15/06)..   B2      11.75% 05/15/11    3,150
  Charter Communications Int'l., Sr. Notes........................................   B2      10.00% 04/01/09    1,000
  Charter Communications Int'l., Sr. Notes........................................   B2      10.25% 01/15/10    2,235
  Coaxial Communications, Inc., Sr. Notes(b)......................................   B3      10.00% 08/15/06    1,250
  CSC Holdings, Inc, Sr. Notes, Ser. B(b).........................................  Ba2      7.625% 04/01/11      750
  CSC Holdings, Inc., Sr. Sub. Debs...............................................  Ba3      10.50% 05/15/16    5,275
  Diamond Cable Communications, Sr. Disc. Notes, (United Kingdom)(c)..............   Ca      10.75% 02/15/07    4,000
  Insight Communications Co., Inc., Sr. Disc. Notes, Zero Coupon (until 02/15/06).  Caa1     12.25% 02/15/11    2,500
  Insight Midwest, Sr. Notes......................................................   B2      10.50% 11/01/10    2,000
  Mediacom Broadband LLC, Gtd. Notes..............................................   B2      11.00% 07/15/13    2,000
  Mediacom LLC, Sr. Notes.........................................................   B2      7.875% 02/15/11    2,000
  NTL, Inc., Sr. Notes, Ser. B, Zero Coupon (until 10/01/03)(c)...................   Ca     12.375% 10/01/08    2,000
  PanAmSat Corp., Gtd. Notes......................................................  Ba3       8.50% 02/01/12    3,670
  Telewest Communications PLC, Debs., Zero Coupon (until 08/08/02)
   (United Kingdom)...............................................................  Caa3     11.00% 10/01/07    1,050
  Telewest PLC, Sr. Disc. Notes...................................................  Caa3    11.375% 02/01/10    1,500
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 08/01/04)...............................................................   Ca      12.50% 08/01/09    7,610
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/01/05)...............................................................   Ca      13.75% 02/01/10    3,000



Chemicals -- 4.3%
  Avecia Group PLC, Gtd. Notes....................................................   B3      11.00% 07/01/09    1,000
  Ferro Corp., Sr. Notes..........................................................  Baa3     9.125% 01/01/09    3,700
  Huntsman ICI Chemical, Sr. Sub. Notes(b)........................................  Caa1    10.125% 07/01/09    5,695
  Huntsman International LLC, Sr. Notes...........................................   B3      9.875% 03/01/09    2,785

                                                                                      Value
LONG-TERM INVESTMENTS -- 93.3%                                                       (Note 2)
CONVERTIBLE BONDS -- 0.6%                                                          ------------
Technology
  Solectron Corp., (cost $5,193,403).............................................. $  5,352,750
                                                                                   ------------
CORPORATE BONDS -- 88.5%
Aerospace/Defense -- 0.5%
  L-3 Communications Corp., Sr. Sub. Notes........................................    4,761,875
                                                                                   ------------
Asset Backed Security -- 0.2%
  Inner Harbor CBO, Sub. Bond, Ser. 2001-1A.......................................    1,667,500
                                                                                   ------------
Banks & Financial Services -- 1.0%
  CB Richard Ellis Services, Inc., Gtd. Notes.....................................      890,400
  Hanvit Bank, Sr. Sub. Notes.....................................................    1,406,922
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes.........................    1,732,500
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 06/15/05)(c)......................           46
  Sovereign Bancorp, Sr. Notes....................................................    1,309,100
  UCAR Finance, Inc., Gtd. Notes..................................................    3,213,000
  Willis Corroon Corp., Gtd. Notes................................................      515,000
                                                                                   ------------
                                                                                      9,066,968
                                                                                   ------------
Building & Construction -- 1.8%
  Beazer Homes USA, Inc., Sr. Notes...............................................    2,878,500
  D.R. Horton, Inc., Gtd. Notes...................................................    2,985,000
  D.R. Horton, Inc., Sr. Notes....................................................    3,262,187
  KB Home, Sr. Sub. Notes.........................................................    2,828,000
  New Millenium Homes LLC, Sr. Notes(e)...........................................    1,390,500
  Nortek, Inc., Sr. Sub. Notes, Ser. B............................................    3,535,000
                                                                                   ------------
                                                                                     16,879,187
                                                                                   ------------
Cable -- 4.3%
  Adelphia Communications Corp., Sr. Notes, Cl. A(c)..............................    2,187,000
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03)............    4,200,000
  Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero Coupon (until 07/15/05).....       70,000
  Charter Communications Holdings, Sr. Notes......................................    2,660,000
  Charter Communications Holdings, Sr. Notes......................................    5,916,375
  Charter Communications Holdings, Sr. Notes......................................    1,405,000
  Charter Communications Holdings, Sr. Notes......................................      907,350
  Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 05/15/06)..    1,102,500
  Charter Communications Int'l., Sr. Notes........................................      675,000
  Charter Communications Int'l., Sr. Notes........................................    1,519,800
  Coaxial Communications, Inc., Sr. Notes(b)......................................    1,125,000
  CSC Holdings, Inc, Sr. Notes, Ser. B(b).........................................      603,435
  CSC Holdings, Inc., Sr. Sub. Debs...............................................    3,956,250
  Diamond Cable Communications, Sr. Disc. Notes, (United Kingdom)(c)..............    1,040,000
  Insight Communications Co., Inc., Sr. Disc. Notes, Zero Coupon (until 02/15/06).    1,075,000
  Insight Midwest, Sr. Notes......................................................    1,870,000
  Mediacom Broadband LLC, Gtd. Notes..............................................    1,870,000
  Mediacom LLC, Sr. Notes.........................................................    1,570,000
  NTL, Inc., Sr. Notes, Ser. B, Zero Coupon (until 10/01/03)(c)...................      400,000
  PanAmSat Corp., Gtd. Notes......................................................    3,376,400
  Telewest Communications PLC, Debs., Zero Coupon (until 08/08/02)
   (United Kingdom)...............................................................      420,000
  Telewest PLC, Sr. Disc. Notes...................................................      465,000
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 08/01/04)...............................................................      722,950
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/01/05)...............................................................      285,000
                                                                                   ------------
                                                                                     39,422,060
                                                                                   ------------
Chemicals -- 4.3%
  Avecia Group PLC, Gtd. Notes....................................................      990,000
  Ferro Corp., Sr. Notes..........................................................    3,975,731
  Huntsman ICI Chemical, Sr. Sub. Notes(b)........................................    5,097,025
  Huntsman International LLC, Sr. Notes...........................................    2,791,963

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                             Principal
                                                                   Moody's Interest Maturity  Amount      Value
                                                                   Rating    Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                        ------- -------- -------- --------- ------------
Chemicals (cont'd.)
  IMC Global, Inc.................................................  Ba2       6.50% 08/01/03  $ 1,710  $  1,692,079
  IMC Global, Inc., Gtd. Notes, Ser. B(b).........................  Ba1     10.875% 06/01/08      570       612,750
  IMC Global, Inc., Gtd. Notes, Ser. B............................  Ba1      11.25% 06/01/11    3,935     4,249,800
  ISP Chemco, Inc., Gtd. Notes, Ser. B............................   B2      10.25% 07/01/11    3,500     3,570,000
  Lyondell Chemical Co., Sec'd. Notes.............................  Ba3       9.50% 12/15/08    4,000     3,720,000
  Lyondell Chemical Co............................................  Ba3      9.875% 05/01/07    1,110     1,062,825
  Lyondell Chemical Co., Sr. Sub. Notes...........................   B2     10.875% 05/01/09    4,550     4,038,125
  NL Industries, Inc., Sr. Notes..................................   B1      11.75% 10/15/03      170       170,000
  OM Group, Inc., Sr. Sub. Notes..................................   B3       9.25% 12/15/11    7,675     7,943,625
                                                                                                       ------------
                                                                                                         39,913,923
                                                                                                       ------------
Computer Services
  Intermediate Operating Co., Inc., PIK(e)........................   NR      14.00% 08/01/03    3,086        30,856
                                                                                                       ------------
Consumer Products & Services -- 0.8%
  Coinmach Corp., Sr. Notes.......................................   B2       9.00% 02/01/10    3,510     3,562,650
  Kasper A.S.L., Ltd., Sr. Notes(c)...............................   NR      13.00% 03/31/04    7,171     3,011,820
  Windmere-Durable Holdings, Inc., Sr. Notes......................   B2      10.00% 07/31/08      540       545,400
                                                                                                       ------------
                                                                                                          7,119,870
                                                                                                       ------------
Containers -- 2.3%
  Applied Extrusion Technologies, Inc., Sr. Notes.................   B2      10.75% 07/01/11    2,895     2,605,500
  Graham Packaging, Sr. Disc. Notes, Zero Coupon (until 01/15/03).   NR      10.75% 01/15/09   10,450    10,136,500
  Radnor Holdings, Inc., Sr. Notes................................   B2      10.00% 12/01/03    1,255     1,148,325
  Silgan Holdings, Inc., Sr. Sub. Debs............................   B1       9.00% 06/01/09    6,415     6,607,450
  United States Can Corp., Sr. Sub. Notes.........................  Caa1    12.375% 10/01/10    1,335     1,114,725
                                                                                                       ------------
                                                                                                         21,612,500
                                                                                                       ------------
Energy -- 5.2%
  Cogentrix Energy, Inc., Gtd. Notes, Ser. B......................  Baa3      8.75% 10/15/08    1,500     1,488,504
  Eott Energy Partners LP, Sr. Notes..............................   B3      11.00% 10/01/09    1,580     1,137,600
  Hanover Equipment Trust, Sec'd. Notes(b)........................  Ba3       8.50% 09/01/08    2,875     2,659,375
  Hanover Equipment Trust, Sec'd. Notes...........................  Ba3       8.75% 09/01/11    1,345     1,230,675
  Houston Exploration Co., Sr. Sub. Notes.........................   B2      8.625% 01/01/08      815       835,375
  Leviathan Gas, Sr. Sub. Notes...................................   B1     10.375% 06/01/09    2,000     2,120,000
  Magnum Hunter Resources, Inc., Sr. Notes(b).....................   B2       9.60% 03/15/12    2,225     2,291,750
  Mirant Corp., Sr. Notes(b)......................................  Ba1       7.40% 07/15/04    1,500     1,185,000
  Mirant Corp., Sr. Notes.........................................  Ba1       7.90% 07/15/09    1,200       828,000
  Parker Drilling Co., Sr. Notes, Ser. D..........................   B1       9.75% 11/15/06    1,175     1,198,500
  Pioneer Natural Resources Co., Gtd. Notes(b)....................  Ba1       7.50% 04/15/12    4,000     4,075,564
  Plains Exploration & Production Co., Sr. Sub. Notes.............   B2       8.75% 07/01/12    1,435     1,411,696
  Premcor USA, Inc., Sub. Notes...................................   B2      11.50% 10/01/09      783       822,008
  Stone Energy Corp., Sr. Sub. Notes(b)...........................   B2       8.25% 12/15/11    7,000     7,000,000
  Swift Energy Co., Sr. Sub. Notes................................   B3      10.25% 08/01/09    2,685     2,617,875
  Tesoro Petroleum Corp., Sr. Sub Notes...........................   B2       9.00% 07/01/08    2,415     2,197,650
  Vintage Petroleum, Inc., Sr. Sub. Notes.........................   B1      8.625% 02/01/09    2,500     2,350,000
  Vintage Petroleum, Inc., Sr. Sub. Notes.........................   B1       9.00% 12/15/05      894       885,060
  Vintage Petroleum, Inc., Sr. Sub. Notes.........................   B1       9.75% 06/30/09    3,582     3,474,540
  Westar Energy, Inc., First Mtge. Notes..........................  Ba1      7.875% 05/01/07    4,280     4,251,367
  Western Oil Sands, Inc., Sec'd Notes, Cl. A (Canada)............  Ba2      8.375% 05/01/12    4,000     4,010,000
                                                                                                       ------------
                                                                                                         48,070,539
                                                                                                       ------------
Food & Beverage -- 1.8%
  Agrilink Foods, Inc., Sr. Gtd. Notes............................   B3     11.875% 11/01/08    1,860     1,943,700
  Carrols Corp., Sr. Notes........................................   B3       9.50% 12/01/08    2,885     2,856,150
  Core-Mark International, Inc., Sr. Sub. Notes...................   B3     11.375% 09/15/03      395       406,234
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)....  Caa2     10.75% 11/15/07      269        40,312
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)....  Caa2     13.00% 05/15/08      286        42,937
  Prandium, Inc., Sr. Disc. Notes(c)(e)...........................   NR       0.00% 01/24/02    3,000     1,800,000
  Roundy's, Inc., Sr. Sub. Notes(b)...............................   B2      8.875% 06/15/12    4,100     4,089,750
  Smithfield Foods, Inc., Sr. Notes...............................  Ba2       8.00% 10/15/09      650       659,750
  Sun World International, Inc., Gtd. Notes, Ser. B...............   B2      11.25% 04/15/04    1,050     1,052,625
  Yum! Brands, Inc., Sr. Notes....................................  Ba1      8.875% 04/15/11    4,000     4,240,000
                                                                                                       ------------
                                                                                                         17,131,458
                                                                                                       ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                         Principal
                                                                               Moody's Interest Maturity  Amount       Value
                                                                               Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                    ------- -------- -------- --------- --------------
Gaming -- 6.4%
  Argosy Gaming Co., Sr. Sub. Notes(a)........................................   B2       9.00% 09/01/11  $   810  $      831,263
  Aztar Corp., Sr. Sub. Notes.................................................  Ba3      8.875% 05/15/07    1,250       1,257,813
  Boyd Gaming Corp., Sr. Sub. Notes...........................................   B1       8.75% 04/15/12    2,250       2,261,250
  Circus & El Dorado, First Mtge. Notes(b)....................................   B1     10.125% 03/01/12    4,000       4,080,000
  Circus Enterprises, Inc., Sr. Notes.........................................  Ba2       6.45% 02/01/06    1,220       1,174,250
  Circus Enterprises, Inc., Sr. Notes.........................................  Ba2       6.70% 11/15/96    1,680       1,686,888
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes................................   NR       9.50% 04/01/09    2,000       2,100,000
  Fitzgeralds Gaming Corp., Sr. Notes (cost $2,271,503;
   purchased 12/22/97)(c)(f)..................................................   NR      12.25% 12/15/04      486         170,249
  Hollywood Casino Corp.......................................................   B3      11.25% 05/01/07    2,770       2,991,600
  Isle of Capri Casinos, Inc., Sr. Sub. Notes.................................   B2       9.00% 03/15/12    1,430       1,444,300
  Mandalay Resort Group, Sr. Sub. Deb. Notes..................................  Ba3      7.625% 07/15/13    2,000       1,840,000
  Mandalay Resort Group, Sr. Notes(b).........................................  Ba2       9.50% 08/01/08    2,250       2,385,000
  MGM Mirage, Inc., Gtd. Notes................................................  Ba2      8.375% 02/01/11      325         332,312
  MGM Mirage, Inc., Gtd. Notes(b).............................................  Ba1       8.50% 09/15/10    2,645       2,758,357
  MGM Mirage, Inc., Gtd. Notes................................................  Ba2       9.75% 06/01/07    2,000       2,140,000
  Mohegan Tribal Gaming Authority, Sr. Sub. Notes.............................   NR       8.00% 04/01/12      895         898,356
  Park Place Entertainment Corp., Sr. Notes...................................  Ba1       7.50% 09/01/09    7,230       7,127,450
  Park Place Entertainment Corp., Sr. Sub. Notes(a)...........................  Ba2      9.375% 02/15/07      355         370,975
  Pinnacle Entertainment, Inc., Gtd. Notes....................................  Caa1      9.25% 02/15/07    3,500       3,132,500
  Station Casinos, Inc., Sr. Sub. Notes.......................................   B2       9.75% 04/15/07      150         155,250
  Station Casinos, Inc., Sr. Sub. Notes.......................................   B2      9.875% 07/01/10    3,500       3,701,250
  Sun International Hotels, Ltd., Sr. Sub. Notes..............................   B2      8.625% 12/15/07    1,000       1,017,500
  Sun International Hotels, Ltd., Sr. Sub. Notes..............................   B2      8.875% 08/15/11    5,980       6,107,075
  Venetian Casino Resort LLC, 2nd Mtge. Notes.................................  Caa1     11.00% 06/15/10    9,190       9,247,437
                                                                                                                   --------------
                                                                                                                       59,211,075
                                                                                                                   --------------
Healthcare -- 9.6%
  ALARIS Medical, Inc., Sr. Disc. Notes, Zero Coupon (until 08/01/03).........  Caa2    11.125% 08/01/08    1,775       1,491,000
  ALARIS Medical, Inc., Sr. Sec'd. Notes......................................   B2     11.625% 12/01/06    1,500       1,687,500
  Alliance Imaging, Inc., Sr. Sub. Notes(b)...................................   B3     10.375% 04/15/11    1,000       1,060,000
  BIO-Rad Laboratories, Inc., Sr. Sub. Notes..................................   B2     11.625% 02/15/07    2,000       2,235,000
  Biovail Corp., Sr. Sub. Notes...............................................   B2      7.875% 04/01/10    1,900       1,833,500
  Columbia/HCA Healthcare Corp., Sr. Notes....................................  Ba1       6.63% 07/15/45    1,000       1,000,685
  Columbia/HCA Healthcare Corp., Sr. Notes....................................  Ba1       8.36% 04/15/24    2,000       2,133,574
  Columbia/HCA Healthcare Corp., Notes........................................  Ba1       9.00% 12/15/14    2,000       2,343,424
  Concentra Operating Corp., Sr. Sub. Notes...................................   B3      13.00% 08/15/09    4,000       4,520,000
  Coventry Health Care, Inc., Sr. Notes.......................................  Ba3      8.125% 02/15/12    2,800       2,856,000
  Extendicare Health Services, Sr. Notes......................................   B2       9.50% 07/01/10    5,000       5,006,250
  Fresenius Medical Care Trust, Sr. Notes.....................................   NR      7.875% 02/01/08    2,250       2,047,500
  Hanger Orthopedic Group, Inc., Gtd. Notes...................................   B2     10.375% 02/15/09    3,000       3,120,000
  Hanger Orthopedic Group, Inc., Sr. Sub. Notes(b)............................   B3      11.25% 06/15/09    1,785       1,798,387
  Harborside Healthcare Corp., Gtd. Notes, Zero Coupon (until 08/01/04)(c)(e).   NR      12.00% 08/01/07    1,475         280,250
  HCA, Inc....................................................................  Ba1      7.125% 06/01/06    7,000       7,342,027
  HEALTHSOUTH Corp., Sr. Notes................................................  Ba1      7.375% 10/01/06      750         750,000
  HEALTHSOUTH Corp............................................................  Ba1      7.625% 06/01/12    4,000       3,962,476
  HEALTHSOUTH Corp............................................................  Ba1      8.375% 10/01/11    2,000       2,090,000
  HEALTHSOUTH Corp., Sr. Sub. Notes(b)........................................  Ba2      10.75% 10/01/08    4,000       4,420,000
  Magellan Health Services, Inc., Sr. Sub. Notes..............................  Caa1      9.00% 02/15/08    4,300       1,548,000
  Magellan Health Services, Inc., Sr. Notes...................................   B3      9.375% 11/15/07    1,755       1,316,250
  Matria Healthcare, Inc., Sr. Notes..........................................   B2      11.00% 05/01/08      500         470,000
  Res-Care, Inc., Sr. Notes...................................................   B2     10.625% 11/15/08    2,400       2,220,000
  Rotech Healthcare, Inc., Sr. Sub. Notes.....................................   B2       9.50% 04/01/12    1,900       1,938,000
  Select Medical Corp., Sr. Sub. Notes........................................   B3       9.50% 06/15/09    1,500       1,530,000
  Senior Housing Properties Trust, Sr. Notes..................................  Ba2      8.625% 01/15/12    6,000       6,180,000
  Service Corp. International, Notes..........................................   B1       6.00% 12/15/05    2,158       1,974,570
  Service Corp. International, Sr. Notes......................................   B1       6.30% 03/15/03   10,040       9,939,600
  Service Corp. International, Notes..........................................   B1       6.50% 03/15/08    2,750       2,447,500
  Triad Hospitals Holding, Sr. Sub. Notes.....................................   B2      11.00% 05/15/09    4,555       5,010,500
  Ventas Realty LP, Sr. Notes.................................................  Ba3       8.75% 05/01/09    1,000       1,010,000
  Ventas Realty LP, Sr. Notes.................................................  Ba3       9.00% 05/01/12      900         922,500
                                                                                                                   --------------
                                                                                                                       88,484,493
                                                                                                                   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                       Principal
                                                                             Moody's Interest Maturity  Amount       Value
                                                                             Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                  ------- -------- -------- --------- --------------
Industrials -- 6.1%
  Actuant Corp., Sr. Sub. Notes, Ser. A.....................................   B3      13.00% 05/01/09  $   455  $      527,800
  Alliant Techsystems, Inc., Sr. Sub. Notes.................................   B2       8.50% 05/15/11      745         778,525
  Allied Waste of North America, Inc., Sr. Sub. Notes.......................  Ba3      7.375% 01/01/04    1,000         970,000
  Allied Waste of North America, Inc., Sr. Notes............................  Ba3      7.625% 01/01/06    3,250       3,136,250
  Allied Waste of North America, Inc., Sr. Notes............................  Ba3      7.875% 01/01/09    4,560       4,377,600
  Allied Waste of North America, Inc., Sr. Notes............................  Ba3       8.50% 12/01/08    4,875       4,704,375
  Allied Waste of North America, Inc., Sr. Notes............................   B2      10.00% 08/01/09    3,810       3,743,630
  Browning-Ferris Industries, Inc., Deb. Notes..............................  Ba3       7.40% 09/15/35    2,000       1,574,520
  Eagle-Picher Holdings, Inc., Sr. Sub. Notes...............................  Caa1     9.375% 03/01/08    1,750       1,443,750
  Foamex LP, Gtd. Notes.....................................................   B3      10.75% 04/01/09    1,000       1,020,000
  Gentek, Inc., Sr. Sub. Notes..............................................   Ca      11.00% 08/01/09    3,385         744,700
  GNI Group, Inc., Sr. Notes(c).............................................   NR     10.875% 07/15/05    4,000          80,000
  International Wire Group, Inc., Sr. Sub. Notes............................  Caa1     11.75% 06/01/05    3,700       3,311,500
  Iron Mountain, Inc., Gtd. Notes...........................................   B2      8.625% 04/01/13    2,025       2,070,563
  JLG Industries, Inc., Sr. Sub. Notes......................................  Ba2      8.375% 06/15/12    2,000       2,000,000
  Joy Global, Inc, Gtd. Notes, Ser. B.......................................   B2       8.75% 03/15/12    2,725       2,786,312
  Motors & Gears, Inc., Sr. Notes...........................................  Caa1     10.75% 11/15/06    4,000       3,820,000
  Sequa Corp................................................................  Ba3       9.00% 08/01/09    2,160       2,170,800
  Stellex Industries, Inc., Sr. Sub. Notes (cost $3,593,591; purchased
   10/23/97)(c)(e)(f).......................................................   NR       9.50% 11/01/07    4,000             520
  Terex Corp., Sr. Sub. Notes...............................................   B2       9.25% 07/15/11    1,825       1,870,625
  Terex Corp., Sr. Sub. Notes...............................................   B2     10.375% 04/01/11    1,420       1,526,500
  Thermadyne Holdings Corp., Deb. Notes, Zero Coupon (until 06/01/03)(c)....   C       12.50% 06/01/08    2,375          11,875
  Tyco International Group SA, Gtd. Notes(b)................................  Ba2       4.95% 08/01/03    3,895       3,408,125
  United Rentals, Inc., Gtd. Notes, Ser. B..................................   B2       8.80% 08/15/08    1,000         990,000
  United Rentals, Inc., Gtd. Notes, Ser. B..................................   B2       9.25% 01/15/09    1,250       1,256,250
  United Rentals, Inc., Gtd. Notes, Ser. B(b)...............................   B2       9.50% 06/01/08    4,150       4,170,750
  Xerox Corp., Sr. Notes(b).................................................   B1       9.75% 01/15/09    4,995       4,145,850
                                                                                                                 --------------
                                                                                                                     56,640,820
                                                                                                                 --------------
Insurance -- 0.2%
  Conseco, Inc., Gtd. Notes, Ser. AI........................................   NR      10.75% 06/15/09    3,430       1,646,400
                                                                                                                 --------------
Lodging & Leisure -- 5.8%
  Extended Stay America, Inc., Sr. Sub. Notes...............................   B2      9.875% 06/15/11    1,860       1,897,200
  Felcor Lodging LP, Gtd. Notes.............................................  Ba3       9.50% 09/15/08    5,170       5,247,550
  Hilton Hotels, Sr. Notes..................................................  Ba1       7.50% 12/15/17      285         267,406
  Host Marriott Corp., Gtd. Notes, Ser. A...................................  Ba3      7.875% 08/01/05    1,000         975,000
  Host Marriott Corp., Sr. Gtd. Notes.......................................  Ba3      7.875% 08/01/08    6,850       6,524,625
  Host Marriott LP, Sr. Notes...............................................  Ba3       9.50% 01/15/07    8,475       8,549,156
  Intrawest Corp............................................................   B1      10.50% 02/01/10    1,775       1,846,000
  ITT Corp.(b)..............................................................  Ba1       6.75% 11/15/05    3,030       2,993,849
  ITT Corp., Sr. Sub. Notes, Ser. B.........................................  Ba1      7.375% 11/15/15    1,250       1,145,425
  La Quinta Inns, Inc., Sr. Notes...........................................  Ba3       7.25% 03/15/04    1,000         995,000
  La Quinta Inns, Inc., Sr. Notes...........................................  Ba3       7.40% 09/15/05    1,000         990,000
  Premier Parks, Inc., Sr. Notes(b).........................................   B2       9.75% 06/15/07    2,000       2,050,000
  Prime Hospitality Corp., Sr. Sub. Notes...................................   B1      8.375% 05/01/12    2,300       2,254,000
  Regal Cinemas Corp., Gtd. Notes...........................................   B3      9.375% 02/01/12    5,000       5,175,000
  Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b).....................  Ba2      8.125% 07/28/04    1,185       1,137,600
  Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b).....................  Ba2       8.75% 02/02/11      700         658,000
  Starwood Hotels & Resorts Worldwide, Inc., Notes..........................  Ba1      7.375% 05/01/07      900         885,375
  Starwood Hotels & Resorts Worldwide, Inc., Notes..........................  Ba1      7.875% 05/01/12    2,235       2,190,300
  Vail Resorts, Inc., Gtd. Notes............................................   B2       8.75% 05/15/09    3,500       3,500,000
  WCI Communities, Inc., Gtd. Notes.........................................   B1      9.125% 05/01/12    4,000       3,970,000
                                                                                                                 --------------
                                                                                                                     53,251,486
                                                                                                                 --------------
Media -- 8.1%
  ABC Family Worldwide, Inc., Sr. Notes.....................................  Baa1      9.25% 11/01/07    1,375       1,454,063
  ABC Family Worldwide, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/02).  Baa1     10.25% 11/01/07    4,524       4,824,088
  Ackerley Group, Inc., Sr. Sub. Notes......................................   B3       9.00% 01/15/09    3,000       3,363,750
  Alliance Atlantis, Sr. Sub. Notes.........................................   B1      13.00% 12/15/09    3,520       3,872,000
  American Color Graphics, Inc..............................................  Caa1     12.75% 08/01/05    4,500       4,460,625

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                          Principal
                                                                                Moody's Interest Maturity  Amount      Value
                                                                                Rating    Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                                     ------- -------- -------- --------- ------------
Media (cont'd.)
  American Media Operations, Inc., Gtd. Notes, Ser. B..........................   B2      10.25% 05/01/09  $ 1,510  $  1,585,500
  Big Flower Holdings, Inc., Sr. Notes(b)......................................   B2     10.875% 06/15/08    2,500     2,481,250
  CanWest Media, Inc., Sr. Sub. Notes..........................................   B2     10.625% 05/15/11    3,000     2,985,000
  Echostar Broadband Corp., Sr. Notes(b).......................................   B1     10.375% 10/01/07    4,600     4,393,000
  Echostar DBS Corp., Sr. Notes................................................   B1      9.125% 01/15/09    7,960     7,283,400
  Entercom Radio LLC, Gtd. Notes...............................................  Ba3      7.625% 03/01/14    3,450     3,424,125
  Gray Communications Systems, Inc., Sr. Sub. Notes(b).........................   B3       9.25% 12/15/11    2,575     2,626,500
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/01/03)............  Caa1     10.00% 03/01/08      950       874,000
  Lin Holdings Corp., Sr. Disc. Notes..........................................  Caa1     10.00% 03/01/08    4,000     3,680,000
  Paxson Communications Corp., Gtd. Notes......................................   B3      10.75% 07/15/08    1,300     1,248,000
  Phoenix Color Corp., Sr. Sub. Notes..........................................  Caa2    10.375% 02/01/09    4,000     3,200,000
  PRIMEDIA, Inc., Sr. Notes....................................................   B3      8.875% 05/15/11    2,000     1,500,000
  Quebecor Media, Inc., Sr. Notes (Canada).....................................   B2     11.125% 07/15/11    3,500     3,447,500
  Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06) (Canada).   B2      13.75% 07/15/11    4,000     2,340,000
  Radio Unica Corp., Sr. Disc. Notes, Zero Coupon (until 08/01/02).............  Caa3     11.75% 08/01/06    2,750     1,546,875
  Sinclair Broadcast Group, Inc., Gtd. Notes...................................   B2       8.00% 03/15/12    2,500     2,462,500
  Sinclair Broadcast Group, Inc., Gtd. Notes...................................   B2       8.75% 12/15/11    2,500     2,500,000
  Star Choice Communications, Sr. Sec'd. Notes (Canada)........................   B3      13.00% 12/15/05    5,750     5,980,000
  Sun Media Corp., Sr. Sub. Notes..............................................   B2       9.50% 02/15/07      500       520,000
  Susquehanna Media Co., Sr. Sub. Notes........................................   B1       8.50% 05/15/09    1,800     1,854,000
  Young Broadcasting, Inc., Sr. Sub. Notes, Ser. A.............................   B3      10.00% 03/01/11      760       672,600
                                                                                                                    ------------
                                                                                                                      74,578,776
                                                                                                                    ------------
Metals & Mining -- 3.3%
  AK Steel Corp., Notes........................................................   B1       7.75% 06/15/12    9,000     8,910,000
  AK Steel Corp., Sr. Notes(b).................................................   B1      9.125% 12/15/06      850       888,760
  Century Aluminum Co., First Mtge. Notes......................................  Ba3      11.75% 04/15/08    6,485     6,971,375
  Compass Minerals Group Inc., Gtd. Notes......................................   B3      10.00% 08/15/11    5,250     5,538,750
  Normandy Yandal Operations, Ltd., Sr. Notes..................................  Ba2      8.875% 04/01/08    2,300     2,348,875
  Sheffield Steel Corp., First Mtge. Notes(c)..................................   Ca      11.50% 12/01/05    3,130     1,001,600
  Steel Dynamics, Inc., Sr. Notes..............................................   B2       9.50% 03/15/09    1,850     1,951,750
  United States Steel LLC, Gtd. Notes(b).......................................  Ba3      10.75% 08/01/08    2,915     3,031,600
                                                                                                                    ------------
                                                                                                                      30,642,710
                                                                                                                    ------------
Paper & Forest Products -- 2.0%
  Caraustar Industries, Inc., Sr. Sub. Notes...................................  Ba2      9.875% 04/01/11      660       697,950
  Doman Industries, Ltd., Sr. Notes(c).........................................   Ca       9.25% 11/15/07    1,265       253,000
  Georgia-Pacific Corp., Sr. Notes(b)..........................................  Ba1      8.125% 05/15/11    3,250     3,077,295
  Norske Skog Canada, Ltd., Gtd. Notes (Canada)................................  Ba2      8.625% 06/15/11      750       768,750
  Riverwood International Corp., Sr. Notes.....................................   B3     10.625% 08/01/07      960     1,010,400
  Riverwood International Corp., Gtd. Notes....................................  Caa1    10.875% 04/01/08    1,950     2,028,000
  Stone Container Corp., Sr. Notes(b)..........................................   B2      8.375% 07/01/12    5,700     5,742,750
  Stone Container Corp., Sr. Notes.............................................   B2       9.75% 02/01/11      430       460,100
  Stone Container Corp., Sr. Sub. Notes........................................   B2      11.50% 08/15/06    1,510     1,630,800
  Tembec Industries, Inc., Gtd. Notes..........................................  Ba1       7.75% 03/15/12    2,900     2,842,000
                                                                                                                    ------------
                                                                                                                      18,511,045
                                                                                                                    ------------
Retail & Supermarkets -- 3.3%
  AutoNation, Inc., Gtd. Notes.................................................  Ba2       9.00% 08/01/08      375       386,250
  Dillard's, Inc...............................................................  Ba3      6.125% 11/01/03      700       687,049
  Dillard's, Inc., Ser. A(b)...................................................  Ba3       6.43% 08/01/04      820       804,830
  DIMON, Inc., Gtd. Notes, Ser. B..............................................  Ba3      9.625% 10/15/11      850       890,375
  Fleming Cos., Inc., Sr. Sub. Notes(b)........................................   B2      9.875% 05/01/12      955       902,475
  Fleming Cos., Inc., Gtd. Notes(b)............................................  Ba3     10.125% 04/01/08    1,500     1,522,500
  Homeland Stores, Inc., Sr. Notes(c)..........................................   NR      10.00% 08/01/03    4,260       809,400
  JC Penney Co., Inc., Notes(b)................................................  Ba3      6.125% 11/15/03    3,500     3,517,500
  JC Penney Co., Inc., Deb. Notes..............................................  Ba3       7.40% 04/01/37    4,560     4,400,400
  Pantry, Inc., Sr. Notes......................................................   B3      10.25% 10/15/07    2,615     2,366,575
  Rite Aid Corp., Notes(a).....................................................  Caa3      6.00% 12/15/05    2,695     1,711,325
  Rite Aid Corp., Deb. Notes...................................................  Caa3     6.875% 08/15/13    2,000     1,190,000
  Rite Aid Corp., Notes........................................................  Caa3     6.875% 12/15/28    2,800     1,484,000
  Rite Aid Corp., Deb. Notes...................................................  Caa3      7.70% 02/15/27    3,000     1,650,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                        Principal
                                                                              Moody's Interest Maturity  Amount     Value
                                                                              Rating    Rate     Date     (000)    (Note 2)
CORPORATE BONDS (Continued)                                                   ------- -------- -------- --------- -----------
Retail & Supermarkets (cont'd.)
  Saks, Inc., Gtd. Notes.....................................................   B1      7.375% 02/15/19  $ 4,500  $ 3,487,500
  The Great Atlantic & Pacific Tea Co., Inc..................................   B2       7.75% 04/15/07    2,365    2,175,800
  Winn-Dixie Stores, Inc., Gtd. Notes........................................  Ba2      8.875% 04/01/08    3,000    3,000,000
                                                                                                                  -----------
                                                                                                                   30,985,979
                                                                                                                  -----------
Technology -- 4.2%
  Amkor Technology, Inc., Sr. Notes..........................................   B1       9.25% 05/01/06      660      541,200
  Amkor Technology, Inc., Sr. Notes..........................................   B1       9.25% 02/15/08    2,565    2,090,475
  Ampex Corp., Sec'd. Notes(c)...............................................   NR      12.00% 08/15/08    5,593      838,931
  Electronic Retailing Systems International, Notes(e).......................   NR       8.00% 08/01/04      150       10,500
  Fairchild Semiconductor Corp., Gtd. Notes(b)...............................   B2     10.375% 10/01/07    2,600    2,704,000
  Fairchild Semiconductor Corp., Sr. Sub. Notes..............................   B2      10.50% 02/01/09    2,860    3,045,900
  Flextronics International, Ltd., Sr. Sub. Notes(b).........................  Ba2      9.875% 07/01/10    8,080    8,443,600
  Nortel Networks Corp., Conv................................................  Ba3       4.25% 09/01/08      900      408,375
  Nortel Networks, Ltd., Notes(b)............................................  Ba3      6.125% 02/15/06    1,170      666,900
  ON Semiconductor Corp., Gtd. Notes.........................................   B3      12.00% 05/15/08    3,500    3,045,000
  Seagate Technology International, Gtd. Notes(b)............................  Ba2       8.00% 05/15/09    4,300    4,300,000
  Unisys Corp., Sr. Notes....................................................  Ba1       7.25% 01/15/05    5,200    5,096,000
  Unisys Corp., Sr. Notes....................................................  Ba1      8.125% 06/01/06    4,100    4,018,000
  Veritas DGC, Inc., Sr. Notes...............................................  Ba3       9.75% 10/15/03    2,025    2,025,000
  Xerox Capital Europe PLC, Gtd. Notes (United Kingdom)......................   B1      5.875% 05/15/04    1,950    1,599,000
                                                                                                                  -----------
                                                                                                                   38,832,881
                                                                                                                  -----------
Telecommunications -- 5.2%
  Alamosa Holdings, Inc., Sr. Gtd. Notes.....................................  Caa1    12.875% 02/15/10    6,390      958,500
  American Tower Corp., Sr. Notes(b).........................................  Caa1     9.375% 02/01/09    1,010      555,500
  AT&T Corp..................................................................  Baa2      7.75% 03/01/07    1,750    1,596,105
  Avaya, Inc., Sec'd. Notes..................................................  Ba2     11.125% 04/01/09    1,700    1,555,500
  Bestel SA de CV, Sr. Disc. Notes (Mexico)..................................   NR      12.75% 05/15/05      900      135,000
  Birch Telecommunications, Inc., Sr. Notes(c)...............................   NR      14.00% 06/15/08    2,500       25,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(c)(f)...............................   NR      14.00% 10/01/07    3,680       29,440
  Crown Castle International Corp., Sr. Notes(b).............................   B3      10.75% 08/01/11    4,745    3,131,700
  Dobson Communications, Sr. Notes...........................................   B3     10.875% 07/01/10      400      236,000
  FairPoint Communications, Inc., Sr. Sub. Notes.............................   B3      12.50% 05/01/10    2,120    2,014,000
  GST Telecommunications, Inc., Conv. Sr. Disc. Notes(c).....................   NR     13.875% 12/15/05      650           65
  Impsat Corp., Sr. Notes(c).................................................   C      12.375% 06/15/08    1,600       32,000
  Intermedia Communications, Inc., Sr. Sub. Notes, Ser. B, Zero Coupon
   (until 03/01/04)..........................................................   C       12.25% 03/01/09      600       60,000
  Level-3 Communications Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/03).  Caa3     10.50% 12/01/08    4,760      904,400
  Netia Holdings, Sr. Notes(c)...............................................   Ca      10.25% 11/01/07    1,500      240,000
  Netia Holdings, Sr. Disc. Notes, Zero Coupon (until 11/01/02)(b)(c)........   Ca      11.25% 11/01/07    2,022      323,520
  Nextel Communications, Inc., Term Loan B...................................   NR      5.313% 06/30/08    1,250      977,644
  Nextel Communications, Inc., Term Loan C...................................   NR      5.563% 12/31/08    1,250      977,644
  Nextel Communications, Inc., Sr. Notes.....................................   B3      9.375% 11/15/09    5,215    2,646,612
  Nextel Communications, Inc., Sr. Notes.....................................   B3       9.50% 02/01/11    7,500    3,693,750
  Nextel Communications, Inc., Sr. Sub. Notes, Zero Coupon (until 09/15/02)..   B3      10.65% 09/15/07    1,000      545,000
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/04).......   B3      14.00% 02/01/09      921      248,670
  Price Communications Wireless, Inc., Sr. Sub. Notes(b).....................  Baa3     11.75% 07/15/07    1,750    1,844,063
  Qwest Capital Funding, Inc., Gtd. Notes....................................   B2       7.00% 08/03/09    1,975    1,096,125
  Qwest Capital Funding, Inc., Gtd. Notes....................................   B2       7.25% 02/15/11    1,575      866,250
  Qwest Capital Funding, Inc., Gtd. Notes....................................   B2       7.90% 08/15/10    1,305      737,325
  Qwest Corp., Debs..........................................................  Baa3      7.50% 06/15/23    2,000    1,480,000
  Qwest Corp., Notes(b)......................................................  Baa3     7.625% 06/09/03    4,855    4,466,600
  Qwest Corp., Notes.........................................................  Baa3     8.875% 03/15/12    1,065      947,850
  Rogers Wireless Communications, Inc., Sec'd. Notes.........................  Baa3     9.625% 05/01/11    1,300      884,000
  Sprint Capital Corp., Gtd. Notes...........................................  Baa3      5.70% 11/15/03    3,750    3,463,012
  Sprint Capital Corp., Notes................................................  Baa3     8.375% 03/15/12    4,000    3,280,000
  Tritel PCS, Inc., Gtd. Notes...............................................  Baa2    10.375% 01/15/11    1,137    1,034,670
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until 05/15/04)............  Baa2     12.75% 05/15/09    2,600    2,041,000
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04)..  Baa2    11.875% 11/15/09    6,835    4,784,500
                                                                                                                  -----------
                                                                                                                   47,811,445
                                                                                                                  -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                               Principal
                                                                     Moody's Interest Maturity  Amount      Value
                                                                     Rating    Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                          ------- -------- -------- --------- ------------
Transportation -- 5.7%
  American Axle & Manufacturing, Inc., Gtd. Notes...................  Ba3       9.75% 03/01/09  $ 2,035  $  2,157,100
  AMR Corp., Deb. Notes.............................................   B1      10.00% 04/15/21    1,695     1,538,720
  AMR Corp., Notes..................................................   B1      10.40% 03/10/11    1,000       890,000
  AMR Corp., M.T.N..................................................   B1      10.40% 03/15/11    1,000       952,236
  AMR Corp., M.T.N..................................................   B1      10.55% 03/12/21    1,425     1,356,557
  ArvinMeritor, Inc., Notes.........................................  Baa3      8.75% 03/01/12    6,275     6,725,909
  Calair Capital Corp., Sr. Notes...................................  Ba2      8.125% 04/01/08    3,138     2,479,020
  Continental Airlines, Inc., Pass-thru Certs., Series 98-2C, Cl. B.  Ba2      6.331% 10/15/02       96        94,238
  Continental Airlines, Inc., Sr. Notes.............................   B3       8.00% 12/15/05    2,500     2,200,000
  Dana Corp., Notes.................................................  Ba3       9.00% 08/15/11    1,250     1,231,250
  Dana Corp., Sr. Notes(b)..........................................  Ba3     10.125% 03/15/10    1,425     1,453,500
  Delta Air Lines, Inc., M.T.N., Ser. C.............................  Ba3       6.65% 03/15/04    2,355     2,279,240
  Delta Air Lines, Inc., Notes......................................  Ba3       7.70% 12/15/05    8,680     8,130,790
  Delta Air Lines, Inc., Sr. Notes..................................  Ba3       8.30% 12/15/29    2,105     1,677,938
  Delta Air Lines, Inc., Debs.......................................  Ba3     10.375% 12/15/22    1,280     1,255,964
  Holt Group, Inc., Sr. Notes(c)....................................   C        9.75% 01/15/06      800        24,000
  Kansas City Southern Railway, Sr. Notes(b)........................  Ba2       7.50% 06/15/09    2,750     2,753,437
  Lear Corp., Gtd. Notes, Ser. B....................................  Ba1       7.96% 05/15/05    1,500     1,530,000
  Lear Corp., Gtd. Notes(b).........................................  Ba1       8.11% 05/15/09    2,500     2,562,500
  MSX International, Inc., Gtd. Notes...............................   B3     11.375% 01/15/08    1,750     1,227,188
  Navistar International Corp., Sr. Notes, Ser. B...................  Ba1       7.00% 02/01/03      250       249,062
  Navistar International Corp., Sr. Notes...........................  Ba1      9.375% 06/01/06    1,575     1,622,250
  Northwest Airlines, Inc., Gtd. Notes..............................   B2       8.52% 04/07/04    1,850     1,683,500
  Northwest Airlines, Inc., Gtd. Notes..............................   B2       8.70% 03/15/07    1,000       850,000
  Northwest Airlines, Inc., Gtd. Notes..............................   B2      8.875% 06/01/06    1,000       900,000
  Northwest Airlines, Inc., Gtd. Notes..............................   B2      9.875% 03/15/07    1,000       900,000
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B.................  Caa1     10.25% 12/15/07    1,180       944,000
  Stena AB, Sr. Notes (Sweden)......................................  Ba3       8.75% 06/15/07    2,700     2,619,000
  Stena AB, Sr. Notes (Sweden)......................................  Ba3      10.50% 12/15/05      650       669,500
  Trism, Inc., Gtd. Notes(c)........................................   NR      12.00% 02/15/05    1,305         6,523
                                                                                                         ------------
                                                                                                           52,963,422
                                                                                                         ------------
Utilities -- 6.4%
  AES Corp., Sr. Notes..............................................  Ba3      9.375% 09/15/10    4,900     3,185,000
  AES Corp., Sr. Sub. Notes.........................................  Ba3       9.50% 06/01/09    1,000       660,000
  AES Drax Energy, Ltd., Sr. Sec'd. Notes, Ser. B (Cayman Islands)..   B1      11.50% 08/30/10      175        71,750
  AES Drax Holdings, Ltd., Sr. Sec'd. Bond, Ser. B (United Kingdom).  Ba1      10.41% 12/31/20   10,295     8,544,850
  Beaver Valley II Funding Corp., Debs..............................  Baa3      9.00% 06/01/17    4,000     4,280,160
  Calpine Canada Energy Finance, Gtd. Notes (Canada)................   B1       8.50% 05/01/08    1,500     1,027,500
  Calpine Corp., Sr. Notes..........................................   B1       8.50% 02/15/11   18,570    12,441,900
  Calpine Corp., Sr. Notes..........................................   B1       8.75% 07/15/07    5,000     3,500,000
  CMS Energy Corp., Sr. Notes(b)....................................   B3      9.875% 10/15/07    2,225     1,668,750
  Midland Funding Corp., Debs.......................................  Ba3      11.75% 07/23/05    9,170     9,291,989
  Midland Funding II................................................  Ba3      13.25% 07/23/06    2,875     2,954,436
  Mirant Americas Generation LLC, Sr. Notes.........................  Ba1       7.20% 10/01/08    1,050       829,500
  Mirant Americas Generation LLC, Sr. Notes.........................  Ba1      7.625% 05/01/06    2,500     2,025,000
  Mirant Americas Generation LLC, Sr. Notes.........................  Ba1       8.30% 05/01/11      400       316,000
  Orion Power Holdings, Inc., Sr. Notes.............................  Ba1      12.00% 05/01/10    4,900     4,116,000
  Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. C.......  Baa3     9.681% 07/02/26    1,000       991,200
  USEC, Inc., Sr. Notes.............................................  Ba1       6.75% 01/20/09    1,000       883,320
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands)
   (cost $2,978,000; purchased 07/31/98)(c)(f)......................  Caa1     12.00% 10/30/07    2,958     2,484,720
                                                                                                         ------------
                                                                                                           59,272,075
                                                                                                         ------------
TOTAL CORPORATE BONDS
 (cost $932,340,255)....................................................................................  818,509,343
                                                                                                         ------------
FOREIGN GOVERNMENT OBLIGATIONS -- 0.5%
  Russian Federation (Russia) (cost $4,960,599).....................  Ba3       5.00% 03/31/30    7,250     5,034,219
                                                                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                             Value
                                                                                  Shares    (Note 2)
COMMON STOCKS -- 0.1%                   -           -                             ------- ------------
  Adelphia Business Solutions, Inc., (Class B)(a)..............................    25,755 $        296
  Classic Communications, Inc.(a)(e)...........................................     6,000           60
  Contour Energy Co.(a)........................................................   115,200        7,258
  Delta Funding Residual Exchange Co. LLC(a)(e)................................     1,075      242,455
  Delta Funding Residual Management, Inc.(a)(e)................................     1,075           11
  Geotek Communications, Inc.(a)...............................................     4,512           45
  PFS Bancorp, Inc.(a).........................................................       220      330,375
  Premier Cruises, Ltd., (cost $0; purchased 09/15/99)(a)(f)...................    74,058          741
  RCN Corp.(a).................................................................       156          214
  Samuels Jewelers, Inc.(a)....................................................    36,825        2,946
  Stage Stores, Inc.(a)........................................................       888       30,849
  Star Gas Partners LP.........................................................     2,561       47,071
  Systems Holding, Inc.........................................................    29,402          294
  Trism, Inc.(a)...............................................................    82,628          909
  Waste Systems International, Inc., (cost $1,970,169; purchased 02/01/99)(a)(f)  503,351        2,768
                                                                                          ------------
TOTAL COMMON STOCKS
 (cost $6,807,087).......................................................................      666,292
                                                                                          ------------
PREFERRED STOCKS -- 3.4%
  Adelphia Communications Corp., PIK, 13.00%...................................     5,000       20,000
  AmeriKing, Inc., PIK, 13.00%(a)..............................................    35,518          355
  Century Maintenance Supplies, PIK, 13.25%....................................    66,658    5,799,219
  CSC Holdings, Inc., 11.125%..................................................    40,702    2,604,930
  CSC Holdings, Inc., PIK, 11.75%..............................................   106,500    7,029,000
  Delta Financial Corp., 10.00%(a)(e)..........................................     1,075           11
  Dobson Communications, PIK, 12.25%...........................................     5,229    2,614,500
  Eagle-Picher Holdings, Inc., 11.75%(a).......................................       170      408,000
  Electronic Retailing Systems International, (Cost $0; purchased 09/09/97)(a)(c)(e)(f)   1,046
  Fitzgeralds Gaming Corp., 15.00%(a)..........................................    50,000       50,000
  Geneva Steel, Inc., 14.00%(a)................................................    22,000            0
  Global Crossing Holdings, Ltd., PIK, 7.00%(c)................................    17,103          171
  Intermedia Communications, Inc., PIK, 13.50%(a)..............................     4,400           44
  Kaiser Government Programs, Inc., 7.00%(a)(e)................................    39,058          391
  Kaiser Group Holdings, Inc., 7.00%(a)(e).....................................    47,055          470
  Kaiser Group Holdings, Inc., 7.00%(a)(e).....................................    39,058    1,367,018
  Lucent Technologies Capital Trust I, 7.75%...................................     2,980    1,416,177
  McLeodUSA, Inc., 2.50%.......................................................    18,063       67,736
  New Millenium Homes(a)(e)....................................................     3,000           30
  Paxon Communications, Inc., PIK, 13.25%......................................       944    7,364,978
  PRIMEDIA, Inc., 10.00%.......................................................    44,668    1,340,040
  Sinclair Broadcast Group, Inc., PIK, 11.625%.................................    10,000    1,050,000
  TVN Entertainment Corp., 14.00%(a)(e)........................................   132,720      398,160
  Viasystems, Inc., PIK, 8.00%(a)..............................................    58,272            0
  World Access, Inc., (cost $2,000,000; purchased 02/11/00) 13.25%(a)(f).......     1,435        2,869
                                                                                          ------------
TOTAL PREFERRED STOCKS
  (cost $64,313,719).....................................................................   31,534,109
                                                                                          ------------
                                                                Expiration
                                                                   Date           Units
                                                                ----------        -------
WARRANTS(a) -- 0.2%
  Allegiance Telecommunications, Inc.........................    02/03/08           3,800       12,825
  American Banknote Corp.....................................    12/01/07           2,500            0
  Ampex Corp.................................................    03/15/03         170,000        1,700
  Asia Pulp & Paper, Ltd., (cost $0; purchased 03/09/00)(f)..    03/15/05           1,295           13
  Bell Technology Group, Ltd.................................    05/01/05           1,250           12
  Bestel SA..................................................    05/15/05           2,500          625
  Birch Telecom, Inc.........................................    06/15/08           2,500           25
  Cellnet Data Systems, Inc..................................    09/15/07           7,010           70
  Delta Financial Corp.......................................    12/22/10          11,395            0
  Electronic Retailing Systems(e)............................    02/01/04           2,000           20
  GT Group Telecommunication, Inc............................    02/01/10           3,050        3,050

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                     Expiration                    Value
                                                                        Date          Units       (Note 2)
WARRANTS(a) (Continued)                                              ----------     ----------- ------------
  Harborside Healthcare Corp.(e)..................................    08/01/09           27,270 $        273
  HFI Holdings....................................................    09/27/09           18,093          181
  ICG Communications, Inc.........................................    09/15/05           20,790          208
  Inter Act Systems, Inc..........................................    08/01/03            4,400           44
  Intermediate Act Electronic Mktg, Inc...........................    12/15/09            4,400           44
  McLeodUSA, Inc..................................................    04/16/07           40,027        5,003
  MGC Communications, Inc.........................................    01/01/49            1,950            0
  National Restaurants Enterprises Holdings, Inc..................    05/15/08              250            3
  Nextel Int'l, Ltd...............................................    04/15/07            1,650           16
  Pagemart, Inc...................................................    12/31/03            9,200           92
  Price Communications Cellular Holdings..........................    08/01/07            6,880      309,600
  Primus Telecommunications Group.................................    08/01/04            1,500           15
  R & B Falcon....................................................    05/01/09            2,875      718,750
  Star Choice Communications, Inc., (cost $0; purchased 12/18/97)(f)  12/15/05           69,480      416,880
  Sterling Chemical Holdings, Inc.................................    08/15/08              560          336
  Tellus Corp.....................................................    09/15/05           42,866            0
  USN Communications, Inc.........................................    08/15/04           10,590          106
  Verado Holdings, Inc., Ser. B...................................    04/15/08            1,175           12
  Versatel Telecommunications.....................................    05/15/08            2,000           20
  Wam!Net, Inc....................................................    03/01/05            3,000           30
  Waste Systems International.....................................    01/15/06           60,000          600
  XM Satellite Radio, Inc.........................................    03/03/10            5,005            0
                                                                                                ------------
TOTAL WARRANTS
  (cost $2,071,260)............................................................................    1,470,553
                                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,015,686,323)........................................................................  862,567,266
                                                                                                ------------
                                                                                      Shares
                                                                                    -----------
SHORT-TERM INVESTMENT -- 13.1%
MUTUAL FUND
  Prudential Core Investment Fund -- Taxable Money Market Series(d) (Note 4)
  (cost $120,635,112)............................................................   120,635,112 $120,635,112
                                                                                                ------------
TOTAL INVESTMENTS -- 106.4%
  (cost $1,136,321,435; Note 7)................................................................  983,202,378
LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.4)%................................................  (58,830,008)
                                                                                                ------------
TOTAL NET ASSETS -- 100.0%..................................................................... $924,372,370
                                                                                                ============

The following abbreviations are used in portfolio descriptions:

AB     Aktiebolag (Swedish Company)
LP     Limited Partnership
LLC    Limited Liability Company
M.T.N. Medium Term Note
NV     Naamloze Vennootschap (Dutch Company)
PIK    Payment-in-kind
PLC    Public Limited Company (British Limited Liability Company)

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $70,237,657; cash collateral of $75,969,962 was received with which the portfolio purchased securities.

(c) Represents issuer in default on interest payments, non-income producing security.

(d) Represents security purchased with cash collateral received for securities of loan.

(e) Indicates a fair valued security. The aggregate value, $5,521,524 is approximately 0.6% of net assets.

(f) Indicates a restricted security; the aggregate cost of the restricted securities is $15,379,823. The aggregate value, $3,108,210 is approximately 0.3% of net assets.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

                               -------------------
                               JENNISON PORTFOLIO
                               -------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



      LONG-TERM INVESTMENTS -- 98.4%                           Value
                                                  Shares      (Note 2)
      COMMON STOCKS -- 97.2%                     --------- --------------
      Aerospace & Defense -- 3.2%
        Boeing Co. (The)........................   220,600 $    9,927,000
        Lockheed Martin Corp....................   276,900     19,244,550
        Northrop Grumman Corp...................   222,900     27,862,500
                                                           --------------
                                                               57,034,050
                                                           --------------
      Automobiles -- 2.8%
        Bayerische Motoren Werke (BMW)
         AG (Germany)...........................   565,400     22,955,956
        Harley-Davidson, Inc....................   520,900     26,706,543
                                                           --------------
                                                               49,662,499
                                                           --------------
      Banks -- 1.4%
        Bank One Corp...........................   652,800     25,119,744
                                                           --------------
      Beverages -- 3.9%
        Coca-Cola Co. (The).....................   316,200     17,707,200
        PepsiCo, Inc............................ 1,065,200     51,342,640
                                                           --------------
                                                               69,049,840
                                                           --------------
      Biotechnology -- 3.5%
        Amgen, Inc.(a)..........................   662,400     27,741,312
        Genentech, Inc.(a)......................   775,200     25,969,200
        MedImmune, Inc.(a)......................   357,100      9,427,440
                                                           --------------
                                                               63,137,952
                                                           --------------
      Commercial Services & Supplies -- 1.0%
        Concord EFS, Inc.(a)....................   617,400     18,608,436
                                                           --------------
      Communications Equipment -- 2.3%
        Cisco Systems, Inc.(a).................. 2,277,800     31,775,310
        Nokia Oyj ADR (Finland).................   656,800      9,510,464
                                                           --------------
                                                               41,285,774
                                                           --------------
      Computers & Peripherals -- 3.8%
        Dell Computer Corp.(a).................. 1,159,000     30,296,260
        EMC Corp.(a)............................ 1,179,000      8,901,450
        Hewlett-Packard Co...................... 1,909,000     29,169,520
                                                           --------------
                                                               68,367,230
                                                           --------------
      Diversified Financials -- 10.5%
        American Express Co.....................   862,100     31,311,472
        Capital One Financial Corp..............   189,500     11,568,975
        Citigroup, Inc.......................... 1,394,800     54,048,500
        Goldman Sachs Group, Inc................   478,800     35,119,980
        MBNA Corp...............................   671,700     22,213,119
        Merrill Lynch & Co., Inc................   691,100     27,989,550
        Morgan Stanley..........................   155,400      6,694,632
                                                           --------------
                                                              188,946,228
                                                           --------------
      Energy Equipment & Services -- 2.0%
        Schlumberger, Ltd.......................   782,700     36,395,550
                                                           --------------
      Health Care Equipment & Supplies -- 1.4%
        Baxter International, Inc...............   568,300     25,260,935
                                                           --------------
      Health Care Providers & Services -- 2.0%
        AmerisourceBergen Corp..................   185,300     14,082,800
        HCA, Inc................................   285,900     13,580,250
        Laboratory Corp. of America Holdings(a).    77,700      3,547,005
        Quest Diagnostics, Inc.(a)..............    57,500      4,947,875
                                                           --------------
                                                               36,157,930
                                                           --------------

         COMMON STOCKS                                       Value
                                                Shares      (Note 2)
         (Continued)                           --------- --------------
         Hotels Restaurants & Leisure -- 2.3%
           Marriott International, Inc.
            (Class "A" Stock).................   658,500 $   25,055,925
           Starbucks Corp.....................   625,600     15,546,160
                                                         --------------
                                                             40,602,085
                                                         --------------
         Household Products -- 1.0%
           Procter & Gamble Co. (The).........   190,600     17,020,580
                                                         --------------
         Industrial Conglomerates -- 2.3%
           3M Co..............................   241,600     29,716,800
           General Electric Co................   363,800     10,568,390
                                                         --------------
                                                             40,285,190
                                                         --------------
         Insurance -- 6.2%
           American International Group, Inc..   875,637     59,744,713
           Hartford Financial Services
            Group, Inc. (The).................   454,000     26,999,380
           XL Capital, Ltd. (Class "A" Stock).   296,100     25,079,670
                                                         --------------
                                                            111,823,763
                                                         --------------
         Internet & Catalog Retail -- 1.6%
           eBay, Inc..........................   272,600     16,797,612
           USA Interactive(a).................   528,000     12,381,600
                                                         --------------
                                                             29,179,212
                                                         --------------
         Media -- 7.7%
           AOL Time Warner, Inc.(a)...........   734,700     10,807,437
           Liberty Media Corp.
            (Class "A" Stock)(a).............. 2,125,200     21,252,000
           New York Times Co. (The)
            (Class "A" Stock).................   538,100     27,712,150
           Univision Communications, Inc.(a)..   749,200     23,524,880
           Viacom, Inc. (Class "B" Stock)(a).. 1,218,019     54,043,503
                                                         --------------
                                                            137,339,970
                                                         --------------
         Multiline Retail -- 7.6%
           Costco Wholesale Corp.(a)..........   545,900     21,082,658
           Kohl's Corp.(a)....................   947,800     66,421,824
           Wal-Mart Stores, Inc...............   892,300     49,085,423
                                                         --------------
                                                            136,589,905
                                                         --------------
         Oil & Gas -- 1.0%
           Exxon Mobil Corp...................   450,100     18,418,092
                                                         --------------
         Paper & Forest Products -- 2.5%
           International Paper Co.............   619,800     27,010,884
           Weyerhaeuser Co....................   284,700     18,178,095
                                                         --------------
                                                             45,188,979
                                                         --------------
         Personal Products -- 1.6%
           Gillette Co. (The).................   871,100     29,504,157
                                                         --------------
         Pharmaceuticals -- 8.9%
           Abbott Laboratories................   733,900     27,631,335
           Johnson & Johnson..................   713,000     37,261,380
           Pfizer, Inc........................   726,900     25,441,500
           Pharmacia Corp.....................   584,294     21,881,810
           Sepracor, Inc.(a)..................   514,800      4,916,340
           Wyeth..............................   822,700     42,122,240
                                                         --------------
                                                            159,254,605
                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

                         -------------------------------
                         JENNISON PORTFOLIO (Continued)
                         -------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


        COMMON STOCKS                                        Value
                                                Shares      (Note 2)
        (Continued)                           ---------- --------------
        Semiconductor Equipment & Products -- 5.5%
          Analog Devices, Inc.(a)............    220,500 $    6,548,850
          Applied Materials, Inc.(a).........    435,800      8,288,916
          Intel Corp.........................  1,382,400     25,256,448
          KLA-Tencor Corp.(a)................    154,600      6,800,854
          Maxim Integrated Products, Inc.(a).    265,700     10,184,281
          STMicroelectronics NV, ADR
           (Switzerland).....................    524,500     12,761,085
          Texas Instruments, Inc............. .1,244,700     29,499,390
                                                         --------------
                                                             99,339,824
                                                         --------------
        Software -- 4.2%
          Adobe Systems, Inc.................    332,800      9,484,800
          Microsoft Corp.(a).................  1,186,500     64,901,550
                                                         --------------
                                                             74,386,350
                                                         --------------
        Specialty Retail -- 7.0%
          Bed Bath & Beyond, Inc.(a).........    934,500     35,268,030
          Home Depot, Inc....................    271,700      9,979,541
          Lowe's Cos., Inc...................  1,027,600     46,653,040
          Tiffany & Co.......................    975,000     34,320,000
                                                         --------------
                                                            126,220,611
                                                         --------------
        TOTAL COMMON STOCKS
         (cost $1,936,314,859)..........................  1,744,179,491
                                                         --------------
        PREFERRED STOCK -- 1.2%
        Automobiles
          Porsche AG (Germany)(a)
           (cost $19,784,865)................     44,170     21,048,290
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $1,956,099,724)..........................  1,765,227,781
                                                         --------------

                                            Principal
                                             Amount        Value
         SHORT-TERM                           (000)       (Note 2)
         INVESTMENTS -- 1.7%                ---------- --------------
         U.S. Government Obligations -- 0.9%
           United States Treasury Bills,
            1.67%, 08/15/02................     $1,325 $    1,322,234
            1.70%, 08/15/02................      1,705      1,701,388
            1.71%, 08/15/02................      3,435      3,427,668
            1.72%, 08/15/02................      2,078      2,073,545
            1.73%, 08/15/02................      6,760      6,745,380
                                                       --------------
            (cost $15,270,215).............                15,270,215
                                                       --------------
                                             Shares
                                            ----------
         Mutual Fund -- 0.8%
         Prudential Core Investment Fund --
          Taxable Money Market Series
          (Note 4)......................... 15,080,741     15,080,741
                                                       --------------
         TOTAL SHORT-TERM INVESTMENTS
          (cost $30,350,956)..........................     30,350,956
                                                       --------------
         TOTAL INVESTMENTS -- 100.1%
          (cost $1,986,450,680; Note 7)...............  1,795,578,737
         UNREALIZED APPRECIATION ON FORWARD
          FOREIGN CURRENCY CONTRACTS(b)...............            378
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (0.1)%............................     (1,559,106)
                                                       --------------
         NET ASSETS -- 100.0%......................... $1,794,020,009
                                                       ==============

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   AG  Aktiengesellschaft (German Corporation)
   NV  Naamloze Vennootschap (Dutch Company)
   Oyj Julkinen Osakeyhtio (Finnish Corporation)
   PLC Public Limited Company (British Limited Liability Company)
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)   Non-incomeproducing security.

(b)Outstanding forward foreign currency contracts as of June 30, 2002 were as follows:

         Foreign Currency       Value at       Value at     Unrealized
         Contracts           Settlement Date June 30, 2002 Appreciation
         ------------------  --------------- ------------- ------------
         Purchased:
           Euro Dollar
            expiring 7/1/02     $163,475       $163,853        $378
                                                               ====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

                             -----------------------
                             MONEY MARKET PORTFOLIO
                             -----------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Principal
                                            Interest Maturity  Amount       Value
                                              Rate     Date     (000)      (Note 2)
                                            -------- -------- --------- --------------
Bank Notes -- 2.3%
  American Express Centurion Bank(a).......    1.84% 06/26/03  $ 8,000  $    8,000,000
  US Bank NA...............................   1.765% 05/29/03   20,000      19,991,922
                                                                        --------------
                                                                            27,991,922
                                                                        --------------
Certificates of Deposit-Yankee -- 20.1%
  Abbey National Treasury..................    1.76% 10/10/02   20,000      19,997,233
  Abbey National Treasury..................    2.63% 12/27/02   25,000      24,997,584
  Bank of Scotland, New York...............    1.80% 08/23/02    2,082       2,076,483
  BNP Paribas SA...........................    1.99% 08/30/02   37,000      37,003,026
  BNP Paribas SA...........................    2.01% 09/30/02   11,000      11,000,000
  Canadian Imperial Bank of Commerce.......    2.12% 12/13/02   50,000      49,997,760
  Istituto Bancario San Paolo..............    1.95% 07/31/02   25,000      25,000,000
  Natexis Banque, New York.................    1.83% 08/26/02   50,000      50,000,000
  Svenska Handelsbanken AB.................    4.11% 07/08/02   18,000      18,000,000
  Svenska Handelsbanken AB.................    4.07% 07/30/02    6,000       6,010,363
                                                                        --------------
                                                                           244,082,449
                                                                        --------------
Commercial Paper -- 45.2%
  Alianz Finance Corp......................    1.94% 09/16/02   33,000      32,863,068
  American Express Credit Corp.............    1.75% 07/16/02    8,000       7,994,167
  Black Forest Funding Corp................    1.80% 07/08/02   25,000      24,991,250
  Blue Ridge Asset Funding.................    1.80% 08/05/02   29,052      29,001,159
  Bradford & Bingley PLC...................    1.82% 08/19/02    7,165       7,147,251
  Canadian Imperial Bank of Commerce.......    2.04% 10/28/02   10,000      10,000,000
  Danske Bank..............................    1.80% 08/02/02    8,100       8,087,040
  Den Norske Bank ASA......................    1.81% 09/03/02   25,000      24,919,556
  Enterprise Funding Corp..................    1.73% 07/11/02    5,739       5,736,242
  Falcon Asset Securitization Corp.........    1.80% 08/12/02    1,158       1,155,568
  Forrestal Funding Master Trust...........    1.81% 07/26/02   20,000      19,974,861
  Forrestal Funding Master Trust...........    1.85% 07/31/02   20,000      19,969,167
  GE Financial Assurance Holdings..........    1.83% 08/19/02    9,108       9,085,313
  Halifax PLC..............................    1.80% 07/29/02    1,200       1,198,320
  JP Morgan Chase Bank.....................    1.82% 08/21/02   29,000      29,000,000
  KBC Financial Products, Intl.............    1.81% 08/29/02   25,000      24,925,840
  Merck & Co., Inc.........................    2.00% 07/01/02    3,579       3,579,000
  Nordea North America, Inc................    1.80% 08/16/02   19,100      19,056,070
  Nordea Nortth America, Inc...............    1.80% 08/01/02    1,000         998,450
  Nyala Funding LLC........................    1.80% 07/24/02   10,000       9,988,500
  Nyala Funding LLC........................    1.90% 08/16/02    4,595       4,583,844
  Old Line Funding Corp....................    1.80% 08/20/02    3,642       3,632,895
  Prudential PLC...........................    1.80% 08/09/02    4,000       3,992,200
  San Paolo U.S. Finance Co................    2.05% 10/31/02   10,000       9,930,528
  Santander Hispano Finance Delaware, Inc..    1.83% 07/31/02    1,000         998,475
  Santander Hispano Finance Delaware, Inc..    1.80% 08/13/02    6,000       5,987,100
  Schlumberger Technology Corp.............    1.79% 09/09/02   43,192      43,041,668
  Sheffield Receivables Corp...............    1.80% 09/05/02    1,230       1,225,941
  Spintab/Swedmortgage AB..................    1.80% 09/13/02   39,000      38,855,700
  Spintab/Swedmortgage AB..................    1.80% 09/18/02   21,000      20,917,050
  Svenska Handelsbanken, Inc...............    1.80% 08/16/02    3,400       3,392,180
  Svenska Handelsbanken, Inc...............    2.03% 10/21/02   25,000      24,842,111
  Thunder Bay Funding Corp.................    1.81% 07/19/02    5,246       5,241,252
  Thunder Bay Funding Corp.................    1.79% 08/12/02   19,631      19,590,004
  Thunder Bay Funding Corp.................    1.85% 08/20/02   10,000       9,974,306
  Triple-A One Funding Corp................    1.80% 07/08/02    2,652       2,651,072
  UBS AG...................................   1.865% 07/31/02   25,000      25,000,000
  UBS Finance (Delaware), Inc..............    2.00% 07/01/02   36,000      36,000,000
                                                                        --------------
                                                                           549,527,148
                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

                                             -----------------------------------
                                             MONEY MARKET PORTFOLIO (Continued)
                                             -----------------------------------


                                                      June 30, 2002 (Unaudited)


                                                                                                   Principal
                                                                                 Interest Maturity  Amount       Value
                                                                                   Rate     Date     (000)      (Note 2)
                                                                                 -------- -------- --------- --------------
Certificate of Deposit - Eurodollar -- 7.4%
 Banca Intesa SpA...............................................................    1.92% 08/14/02  $42,000  $   41,997,453
 Banca Intesa SpA...............................................................    2.05% 09/12/02   10,000       9,996,570
 Dresdner Bank AG...............................................................    1.88% 12/23/02   11,000      10,899,472
 Landeskreditbank Baden-Wuerttemberg............................................    1.84% 12/31/02   27,000      26,995,902
                                                                                                             --------------
                                                                                                                 89,889,397
Other Corporate Obligations -- 20.9%
 Allstate Life Insurance (cost $7,000,000; purchased 4/30/01)(a)(b).............    2.09% 02/03/03    7,000       7,000,000
 Chase Manhattan Corp...........................................................    2.07% 02/13/03   10,000      10,010,031
 First Bank Systems, Inc.(a)....................................................    1.99% 07/17/02    3,200       3,200,224
 GE Capital Assurance Co. (cost $7,000,000; purchased 7/20/01)(a)(b)............    1.92% 07/22/02    7,000       7,000,000
 GE Capital International Funding...............................................    1.81% 08/20/02    3,000       2,992,458
 GE Capital International Funding...............................................    1.81% 08/29/02   24,000      23,928,807
 General Electric Capital Corp..................................................    1.87% 07/09/02   16,000      16,000,000
 Goldman Sachs Group, Inc.......................................................    2.04% 09/16/02   45,000      45,000,000
 JP Morgan Chase & Co...........................................................    2.01% 09/06/02   20,000      20,015,392
 Merrill Lynch & Co., Inc.......................................................    1.89% 07/11/03   28,000      28,000,000
 Merrill Lynch & Co., Inc.(a)...................................................    2.07% 11/13/02   20,000      20,015,925
 Merrill Lynch & Co., Inc.......................................................    1.91% 11/26/02    8,000       7,999,655
 Metropolitan Life Insurance (cost $9,000,000; purchased 2/6/01)(a)(b)..........    1.99% 02/07/03    9,000       9,000,000
 Morgan Stanley Dean Witter & Co................................................    2.10% 02/21/03    5,000       5,006,759
 Morgan Stanley Dean Witter & Co................................................    2.03% 01/16/03   10,000      10,010,242
 Morgan Stanley Group, Inc.(a)..................................................    1.90% 07/15/02   25,000      25,000,000
 National City Bank.............................................................    1.94% 07/03/02    7,000       7,006,340
 Travelers Insurance Co. (cost $7,000,000; purchased 7/6/00)(a)(b)..............    1.92% 07/08/02    7,000       7,000,000
                                                                                                             --------------
                                                                                                                254,185,833
                                                                                                             --------------
U.S. Government Obligations -- 6.0%
 Federal Home Loan Bank.........................................................   6.375% 11/15/02   22,095      22,466,579
 Federal Home Loan Mortgage Corp................................................    6.63% 08/15/02   15,595      15,686,494
 Federal Home Loan Mortgage Corp................................................    6.25% 10/15/02   25,000      25,244,426
 Federal National Mortgage Association..........................................    6.25% 11/15/02    8,972       9,118,726
                                                                                                             --------------
                                                                                                                 72,516,225
                                                                                                             --------------
TOTAL INVESTMENTS -- 101.9%  (amortized cost $ 1,238,192,974; (c))..........................................  1,238,192,974
                                                                                                             --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9)%.............................................................    (22,628,131)
                                                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................................................. $1,215,564,843
                                                                                                             ==============

The following abbreviations are used in portfolio descriptions:

AB  Aktiebolag (Swedish Company)
AG  Aktiengesellschaft (German Corporation)
ASA Allmennaksjeselskap (Norwegian Company)
LLC Limited Liability Company
PLC Public Limited Company (British Limited Liability Company)
SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
SpA Societa per Azioni (Italian Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2002.

(b) Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $30,000,000 and represents 2.5% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2002, was as follows:

 Commercial Banks           59.4% Life Insurance                          5.9%
 Security Brokers & Dealers 11.6% Bank Holding Companies                  4.9%
 Asset Backed Securities     9.6% Short Term Business Credit              3.5%
 Federal Credit Agencies     6.0% Financial Services                      0.7%
                                  Pharmaceuticals                         0.3%
                                                                        -----
                                                                        101.9%
                                  Liabilities in excess of other assets  (1.9)%
                                                                        -----
                                                                        100.0%
                                                                        =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

                          ----------------------------
                          NATURAL RESOURCES PORTFOLIO
                          ----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



        LONG-TERM INVESTMENTS -- 97.6%                        Value
                                                  Shares     (Note 2)
        COMMON STOCKS -- 97.4%                   --------- ------------
        Chemicals -- 0.2%
          Hokko Chemical Industry Co., Ltd.
           (Japan)..............................   234,900 $    911,331
                                                           ------------
        Containers & Packaging -- 0.8%
          TimberWest Forest Corp................   343,600    3,153,838
                                                           ------------
        Energy Equipment & Services -- 27.0%
          B.J. Services Co.(a)..................   560,800   18,999,904
          Bouygues Offshore, SA, ADR
           (France).............................   156,300    4,634,295
          Cooper Cameron Corp.(a)...............    92,200    4,464,324
          ENSCO International, Inc..............   153,500    4,184,410
          FMC Technologies, Inc.(a).............   205,961    4,275,750
          Grant Prideco, Inc.(a)................   225,100    3,061,360
          Grey Wolf, Inc.(a)....................   343,800    1,406,142
          Hydril Co.(a).........................   101,400    2,717,520
          Lone Star Technologies, Inc.(a).......    95,900    2,196,110
          Maverick Tube Corp.(a)................   470,200    7,053,000
          Nabors Industries, Ltd. (Barbados)(a).   207,800    7,335,340
          NATCO Group, Inc.
           (Class "A" Stock)(a).................    59,900      521,130
          National-Oilwell, Inc.(a).............   193,000    4,062,650
          Oil States International, Inc.(a).....   433,500    5,158,650
          Rowan Cos., Inc.......................   175,600    3,766,620
          Smith International, Inc.(a)..........   236,400   16,120,116
          Stolt Offshore, SA, ADR
           (United Kingdom)(a)..................   301,900    1,871,780
          Tesco Corp.(a)........................   206,500    2,287,814
          Torch Offshore, Inc.(a)...............    58,300      419,760
          W-H Energy Services, Inc.(a)..........   178,100    3,946,696
          Weatherford International, Ltd.(a)....   225,100    9,724,320
                                                           ------------
                                                            108,207,691
                                                           ------------
        Industrial Conglomerates -- 0.6%
          African Rainbow Minerals Gold, Ltd.
           (South Africa)(a)....................   241,900    1,231,831
          FNX Mining Co., Inc. (Canada)(a)......   230,600      765,687
          Genoil, Inc.(a).......................   493,267       55,136
          Platinum Group Metals, Ltd.
           (Canada)(a).......................... 1,186,700      569,593
                                                           ------------
                                                              2,622,247
                                                           ------------
        Metals & Mining -- 40.0%
          Aber Diamond Corp.(a).................   187,500    3,343,426
          Agnico-Eagle Mines, Ltd...............   332,600    4,845,982
          Anglo American Platinum, Ltd., ADR
           (South Africa)(a)....................   344,169   13,520,197
          AngloGold, Ltd., ADR (Canada).........   163,976    4,276,494
          Apex Silver Mines, Ltd.(a)............   496,200    7,194,900
          Avgold, Ltd., ADR (South Africa)(a)...   136,000    1,085,606
          Bema Gold Corp.(a)....................   504,500      686,120
          Cameco Corp.(a).......................   237,800    6,050,950
          Century Aluminum Co...................   128,600    1,914,854
          Coeur d'Alene Mines Corp.(a)..........    67,225      113,610
          Companhia Vale do Rio Doce, ADR
           (Brazil)(a)..........................   284,800    7,880,416
          Corner Bay Silver, Inc.(a)............   258,900      825,609
          Durban Roodepoort Deep, Ltd., ADR
           (South Africa)(a).................... 2,171,800    9,230,150
          European Goldfields, Ltd.(a)..........    38,400      119,803

        COMMON STOCKS                                         Value
                                                  Shares     (Note 2)
        (Continued)                              --------- ------------
          Freeport-McMoRan Copper & Gold,
           Inc. (Class "B" Stock)(a)............   518,500 $  9,255,225
          Gabriel Resources, Ltd.(a)............   384,000    1,290,188
          Glamis Gold, Ltd. (Canada)............    94,700      832,413
          Gold Fields, Ltd., ADR (South Africa).   217,343    2,438,588
          Goldcorp, Inc.........................   973,600    9,687,320
          Golden Star Resources, Ltd.(a)........   243,700      438,660
          Harmony Gold Mining, ADR
           (South Africa).......................   507,700    6,869,181
          IAMGOLD Corp.(a)......................   893,800    3,437,930
          Impala Platinum Holdings, Ltd., ADR
           (South Africa).......................   248,400   13,776,910
          Ivanhoe Mines, Ltd.(a)................   594,300    1,191,808
          Kinross Gold Corp.(a)................. 1,976,000    4,417,399
          Korea Zinc Co., Ltd...................   198,310    3,676,190
          Lihir Gold, Ltd. (Australia)(a)....... 7,439,800    5,596,529
          Meridian Gold, Inc.(a)................   527,700    8,570,079
          Placer Dome, Inc. (Canada)............   216,600    2,428,086
          Repadre Capital Corp.(a).............. 1,511,300    7,850,161
          Stillwater Mining Co.(a)..............   786,450   12,803,406
          TVX Gold, Inc.........................    82,160      115,024
          Western Areas, Ltd., ADR
           (South Africa)(a)....................   149,100      506,180
          WMC, Ltd. (Australia).................   804,500    4,105,279
                                                           ------------
                                                            160,374,673
                                                           ------------
        Oil & Gas -- 28.7%
          Apache Corp...........................    79,860    4,590,353
          Brigham Exploration Co.(a)............    91,300      388,025
          Canadian Natural Resources, Ltd.(a)...   112,393    3,807,289
          Devon Energy Corp.....................   104,536    5,151,534
          Encore Aquisition Co.(a)..............   289,500    4,993,875
          Evergreen Resources, Inc.(a)..........    90,000    3,825,000
          KCS Energy, Inc.(a)...................     6,243       10,925
          McMoRan Exploration Co.(a)............   113,600      488,480
          Nelson Resources, Ltd.(a).............   841,500      414,969
          Newfield Exploration Co.
           (United Kingdom)(a)..................   328,200   12,199,194
          Noble Energy, Inc.....................   111,300    4,012,365
          Pioneer Natural Resources Co.(a)......   366,560    9,548,888
          Premcor, Inc.(a)......................    19,600      504,112
          Quicksilver Resources, Inc.(a)........   177,600    4,590,960
          St. Mary Land & Exploration Co........   147,900    3,558,474
          Suncor Energy, Inc....................   451,000    7,887,856
          Swift Energy Co.(a)...................   255,300    4,031,187
          Talisman Energy, Inc. (Canada)........   147,440    6,637,260
          Tom Brown, Inc.(a)....................   173,700    4,924,395
          Valero Energy Corp....................   167,600    6,271,592
          Western Gas Resources, Inc............   592,700   22,166,980
          XTO Energy, Inc.......................   261,675    5,390,505
                                                           ------------
                                                            115,394,218
                                                           ------------
        Paper & Forest Products -- 0.1%
          Fletcher Challenge Forests, Ltd.,
           ADR (New Zealand)(a).................   310,800      344,988
                                                           ------------
        TOTAL COMMON STOCKS
          (cost $282,084,254)...........................    391,008,986
                                                           ------------
        PREFERRED STOCKS -- 0.1%
        Oil & Gas
          KCS Energy, Inc.(a) (cost $818,000)...       818      477,166
                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

                    ----------------------------------------
                    NATURAL RESOURCES PORTFOLIO (Continued)
                    ----------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                           Value
                                                 Units    (Note 2)
           WARRANTS -- 0.1%                     ------- ------------
           Metals & Mining
             Apex Silver Mines, Ltd., expiring
              11/4/02(a) (cost $0)............. 160,000 $    161,600
                                                        ------------
           TOTAL LONG-TERM INVESTMENTS
            (cost $282,902,254)........................  391,647,752
                                                        ------------

                                                            Value
                                                Shares     (Note 2)
                                               --------- ------------
         SHORT-TERM INVESTMENTS -- 1.0%
         Mutual Fund
           Prudential Core Investment Fund --
            Taxable Money Market Series
            (cost $4,059,973; Note 4)......... 4,059,973 $  4,059,973
                                                         ------------
         TOTAL INVESTMENTS -- 98.6%
          (cost $286,962,227; Note 7)...................  395,707,725
         UNREALIZED DEPRECIATION ON FORWARD
          FOREIGN CURRENCY CONTRACTS(b).................       (1,127)
         OTHER ASSETS IN EXCESS OF
          LIABILITIES -- 1.4%...........................    5,697,813
                                                         ------------
         NET ASSETS -- 100.0%........................... $401,404,411
                                                         ============

The following abbreviations are used in portfolio descriptions:

ADR American Depositary Receipt
SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a) Non-income producing security.

(b) Outstanding forward foreign currency contracts as of June 30, 2002 were as follows:

Foreign Currency    Value at       Value at     Unrealized
Contracts        Settlement Date June 30, 2002 Depreciation
---------------- --------------- ------------- ------------
Purchased:
Canadian Dollars
expiring  7/3/02    $ 13,674       $ 13,613      $   (61)
expiring 7/18/02     186,075        185,009       (1,066)
                    --------       --------      -------
                     199,749        198,622      $(1,127)
                    ========       ========      =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

                      -------------------------------------
                      SMALL CAPITALIZATION STOCK PORTFOLIO
                      -------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


       LONG-TERM INVESTMENTS -- 99.5%                          Value
                                                    Shares    (Note 2)
       COMMON STOCKS                                ------- ------------
       Advertising -- 0.2%
         ADVO, Inc.(a).............................  30,200 $  1,149,714
         Penton Media, Inc.........................  47,900      102,985
                                                            ------------
                                                               1,252,699
                                                            ------------
       Aerospace -- 1.8%
         AAR Corp..................................  47,950      489,090
         Alliant Techsystems, Inc.(a)..............  56,137    3,581,542
         BE Aerospace, Inc.(a).....................  51,800      682,724
         Curtiss-Wright Corp.......................  15,300    1,224,000
         DRS Technologies, Inc.(a).................  24,800    1,060,200
         GenCorp, Inc..............................  64,900      928,070
         Kaman Corp. (Class "A" Stock).............  33,700      564,812
         Trimble Navigation, Ltd.(a)...............  42,400      657,200
         Triumph Group, Inc.(a)....................  23,800    1,061,480
                                                            ------------
                                                              10,249,118
                                                            ------------
       Agricultural Products & Services -- 0.2%
         Delta & Pine Land Co......................  57,600    1,157,760
                                                            ------------
       Airlines -- 0.8%
         Atlantic Coast Airlines Holdings, Inc.(a).  67,900    1,473,430
         Frontier Airlines, Inc.(a)................  44,450      361,379
         Mesa Air Group, Inc.(a)...................  49,600      456,320
         Midwest Express Holdings, Inc.(a).........  20,800      274,560
         SkyWest, Inc..............................  86,000    2,011,540
                                                            ------------
                                                               4,577,229
                                                            ------------
       Apparel -- 1.4%
         Chico's FAS, Inc.(a)......................  61,775    2,243,668
         Fossil, Inc.(a)...........................  69,050    1,419,668
         Genesco, Inc.(a)..........................  32,900      801,115
         Pacific Sunwear of California, Inc.(a)....  49,400    1,095,198
         Phillips-Van Heusen Corp..................  41,600      648,960
         Russell Corp..............................  48,300      929,775
         Wolverine World Wide, Inc.................  62,512    1,090,834
                                                            ------------
                                                               8,229,218
                                                            ------------
       Appliances & Home Furnishings -- 0.1%
         Applica, Inc.(a)..........................  35,100      435,240
         Fedders Corp..............................  48,380      122,401
         Salton, Inc.(a)(b)........................  16,500      236,775
                                                            ------------
                                                                 794,416
                                                            ------------
       Autos - Cars & Trucks -- 0.6%
         Midas, Inc................................  22,500      279,000
         Myers Industries, Inc.....................  35,921      615,686
         Standard Motor Products, Inc..............  18,850      319,507
         TBC Corp.(a)..............................  31,800      504,984
         Titan International, Inc..................  31,200      129,480
         Tower Automotive, Inc.(a).................  99,000    1,381,050
         Wabash National Corp.(a)..................  34,700      347,000
                                                            ------------
                                                               3,576,707
                                                            ------------
       Banks and Savings & Loans -- 6.4%
         American Financial Holdings, Inc..........  35,100    1,050,192
         Anchor BanCorp Wisconsin, Inc.............  37,500      904,125
         Boston Private Financial Holdings, Inc....  33,650      832,501
         Chittenden Corp...........................  48,400    1,402,632
         Commercial Federal Corp...................  68,125    1,975,625
         Community First Bankshares, Inc...........  60,000    1,565,400
         Cullen/Frost Bankers, Inc.................  77,000    2,768,150
         Dime Community Bancshares.................  38,950      883,776
         Downey Financial Corp.....................  42,444    2,007,601

       COMMON STOCKS                                            Value
                                                     Shares    (Note 2)
       (Continued)                                   ------- ------------
       Banks and Savings & Loans (cont'd.)
         East West Bancorp, Inc.....................  35,500 $  1,225,460
         First Bancorp/Puerto Rico..................  40,000    1,508,000
         First Midwest Bancorp, Inc.................  72,900    2,025,162
         First Republic Bank(a).....................  20,600      566,500
         FirstFed Financial Corp.(a)................  26,000      754,000
         GBC Bancorp................................  17,300      500,835
         Provident Bankshares Corp..................  37,848      896,619
         Riggs National Corp........................  42,900      639,639
         Seacoast Financial Services Corp.(b).......  36,450      913,801
         Southwest Bancorporation of Texas, Inc.(a).  50,150    1,816,433
         Staten Island Bancorp, Inc.................  92,800    1,781,760
         Sterling Bancshares, Inc...................  65,850      972,604
         Susquehanna Bancshares, Inc................  59,200    1,344,432
         TrustCo Bank Corp.(b)...................... 108,704    1,431,632
         UCBH Holdings, Inc.........................  29,500    1,121,295
         United Bankshares, Inc.....................  64,300    1,889,134
         Washington Federal, Inc....................  95,538    2,413,290
         Whitney Holding Corp.......................  59,850    1,839,789
                                                             ------------
                                                               37,030,387
                                                             ------------
       Chemicals -- 2.6%
         Arch Chemicals, Inc........................  33,650      831,155
         Cambrex Corp...............................  39,100    1,567,910
         Chemed Corp................................  14,700      554,043
         Chemfirst, Inc.............................  21,250      608,812
         Georgia Gulf Corp..........................  48,200    1,274,408
         MacDermid, Inc.............................  48,500    1,042,750
         OM Group, Inc..............................  42,400    2,628,800
         Omnova Solutions, Inc......................  59,600      500,640
         Penford Corp...............................  11,450      207,245
         PolyOne Corp............................... 137,200    1,543,500
         Quaker Chemical Corp.......................  13,850      339,325
         Scotts Co. (Class "A" Stock)(a)............  44,600    2,024,840
         TETRA Technologies, Inc.(a)................  21,200      562,860
         WD-40 Co...................................  24,000      666,240
         Wellman, Inc...............................  47,900      802,325
                                                             ------------
                                                               15,154,853
                                                             ------------
       Collectibles & Gifts -- 0.7%
         Action Performance Cos., Inc.(a)(b)........  27,000      853,200
         Cross (A.T.) Co. (Class "A" Stock)(a)......  24,400      183,000
         Department 56, Inc.(a).....................  19,500      317,460
         Enesco Group, Inc.(a)......................  20,800      181,792
         Lennox International, Inc.(b)..............  85,950    1,546,241
         Russ Berrie & Co., Inc.....................  30,700    1,086,780
                                                             ------------
                                                                4,168,473
                                                             ------------
       Commercial Services -- 3.3%
         ABM Industries, Inc........................  74,400    1,291,584
         Arbitron, Inc.(a)..........................  44,000    1,372,800
         Bowne & Co., Inc...........................  50,400      742,896
         Central Parking Corp.......................  54,050    1,235,042
         Consolidated Graphics, Inc.(a).............  19,900      378,100
         CPI Corp...................................  12,100      235,829
         Dendrite International, Inc.(a)............  60,000      580,200
         eFunds Corp.(a)............................  70,100      665,179
         Franklin Covey Co.(a)......................  30,000       87,000
         Global Payments, Inc.(a)...................  55,220    1,642,795
         Hooper Holmes, Inc.........................  98,100      784,800
         Information Holdings, Inc.(a)..............  32,800      800,320
         Information Resources, Inc.(a).............  44,450      417,341
         Insurance Auto Auctions, Inc.(a)...........  18,400      358,800

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


        COMMON STOCKS                                         Value
                                                   Shares    (Note 2)
        (Continued)                                ------- ------------
        Commercial Services (cont'd.)
          John H. Harland Co.(b)..................  44,000 $  1,240,800
          Kroll, Inc.(a)..........................  46,400    1,003,632
          Labor Ready, Inc.(a)....................  61,550      360,068
          MAXIMUS, Inc.(a)........................  34,300    1,087,310
          MemberWorks, Inc.(a)....................  20,800      385,424
          Mobile Mini, Inc.(a)....................  21,450      366,795
          Nelson Thomas, Inc......................  21,650      228,624
          On Assignment, Inc.(a)..................  40,400      719,120
          PAREXEL International Corp.(a)..........  37,600      523,016
          Pre-Paid Legal Services, Inc.(a)(b).....  30,300      602,970
          SOURCECORP, Inc.(a).....................  26,200      694,300
          Startek, Inc.(a)........................  21,200      566,888
          Volt Information Sciences, Inc.(a)......  22,900      560,821
                                                           ------------
                                                             18,932,454
                                                           ------------
        Computer Services -- 4.8%
          Actel Corp.(a)..........................  36,800      773,536
          Adaptec, Inc.(a)(b)..................... 159,400    1,257,666
          American Management Systems, Inc.(a)(b).  62,950    1,202,974
          Analysts International Corp.............  36,400      154,700
          Aspen Technology, Inc.(a)...............  53,400      445,356
          Avid Technology, Inc.(a)................  39,500      365,770
          Black Box Corp.(a)......................  30,500    1,242,265
          Brooktrout, Inc.(a).....................  18,400      104,880
          CACI International, Inc.
           (Class "A" Stock)(a)...................  42,700    1,630,713
          Carreker Corp.(a).......................  32,900      378,350
          Cerner Corp.(a).........................  53,250    2,546,947
          Ciber, Inc.(a)..........................  91,500      663,375
          Computer Task Group, Inc.(a)............  31,400      156,058
          ePresence, Inc.(a)......................  34,300      128,625
          FactSet Research Systems, Inc...........  50,600    1,506,362
          Fair, Issac & Co., Inc.(b)..............  52,200    1,715,814
          FileNet Corp.(a)........................  53,550      776,475
          Hutchinson Technology, Inc.(a)..........  38,100      595,884
          Insight Enterprises, Inc.(a)............  68,700    1,730,553
          Manhattan Associates, Inc.(a)...........  43,100    1,386,096
          Mercury Computer Systems, Inc.(a).......  32,500      672,750
          Midway Games, Inc.(a)...................  72,530      616,505
          NYFIX, Inc.(a)(b).......................  46,200      392,700
          Phoenix Technology, Ltd.(a).............  39,100      391,000
          Pinnacle Systems, Inc.(a)...............  88,300      891,830
          Progress Software Corp.(a)..............  53,700      822,684
          QRS Corp.(a)............................  23,650      184,234
          Radiant Systems, Inc.(a)................  41,500      540,745
          RadiSys Corp.(a)........................  26,300      305,869
          Standard Microsystems Corp.(a)..........  24,000      566,640
          TALX Corp...............................  20,960      397,402
          Teledyne Technologies, Inc.(a)..........  48,100      998,075
          Zebra Technologies Corp.
           (Class "A" Stock)(a)...................  47,500    2,290,450
                                                           ------------
                                                             27,833,283
                                                           ------------
        Construction -- 2.5%
          Butler Manufacturing Co.................   9,500      260,775
          Coachmen Industries, Inc................  24,250      351,625
          Elcor Corp..............................  29,200      798,620
          Florida Rock Industries, Inc............  42,750    1,530,878
          Insituform Technologies, Inc.
           (Class "A" Stock)(a)...................  40,000      847,200
          M.D.C. Holdings, Inc....................  40,668    2,114,736

        COMMON STOCKS                                         Value
                                                   Shares    (Note 2)
        (Continued)                                ------- ------------
        Construction (cont'd.)
          NVR, Inc.(a)............................  10,900 $  3,520,700
          Shaw Group, Inc.(a)(b)..................  62,900    1,931,030
          Simpson Manufacturing Co., Inc.(a)......  18,300    1,045,479
          Standard Pacific Corp...................  48,550    1,703,134
          Thomas Industries, Inc..................  22,950      660,960
          Washington Group International, Inc.(a).  80,200          561
                                                           ------------
                                                             14,765,698
                                                           ------------
        Consumer Cyclical -- 0.1%
          JAKKS Pacific, Inc.(a)..................  33,600      595,056
                                                           ------------
        Containers -- 0.3%
          AptarGroup, Inc.........................  54,100    1,663,575
                                                           ------------
        Cosmetics & Soaps
          Nature's Sunshine Products, Inc.........  24,200      273,702
                                                           ------------
        Distribution/Wholesalers -- 0.6%
          Advanced Marketing Services, Inc........  28,900      528,870
          Bell Microproducts, Inc.
           (Class "B" Stock)(a)...................  29,100      234,255
          Castle (A.M.) & Co......................  22,200      277,056
          SCP Pool Corp.(a).......................  40,650    1,128,444
          United Stationers, Inc.(a)..............  50,800    1,544,320
                                                           ------------
                                                              3,712,945
                                                           ------------
        Diversified Manufacturing Operations -- 1.6%
          Acuity Brands, Inc......................  62,200    1,132,040
          Barnes Group, Inc.......................  28,300      648,070
          CLARCOR, Inc............................  37,300    1,180,545
          CUNO, Inc.(a)...........................  24,900      900,882
          Griffon Corp............................  50,060      906,086
          Intermet Corp...........................  39,500      424,230
          Lydall, Inc.(a).........................  24,100      367,525
          Mueller Industries, Inc.(a).............  50,900    1,616,075
          SPS Technologies, Inc.(a)...............  19,800      755,766
          Standex International Corp..............  18,200      456,820
          Valmont Industries, Inc.................  36,200      735,946
                                                           ------------
                                                              9,123,985
                                                           ------------
        Drugs & Medical Supplies -- 5.8%
          Advanced Medical Optics, Inc.(a)........  44,700      491,923
          ArthroCare Corp.(a).....................  32,900      423,094
          Cephalon, Inc.(a).......................  82,900    3,747,080
          Coherent, Inc.(a).......................  43,400    1,294,188
          CONMED Corp.(a).........................  43,000      960,190
          CryoLife, Inc.(a).......................  29,400      472,164
          Cygnus, Inc.(a).........................  57,400      123,410
          Diagnostic Products Corp................  42,700    1,579,900
          Enzo Biochem, Inc.......................  42,766      612,837
          Haemonetics Corp.(a)....................  39,800    1,162,160
          Hologic, Inc.(a)........................  29,000      419,630
          ICU Medical, Inc.(a)....................  20,800      642,720
          IDEXX Laboratories, Inc.................  51,100    1,317,869
          INAMED Corp.(a).........................  31,200      844,584
          Invacare Corp...........................  46,600    1,724,200
          Medicis Pharmaceutical Corp.
           (Class "A" Stock)(a)(b)................  46,200    1,975,512
          NBTY, Inc.(a)...........................  99,600    1,541,808
          Noven Pharmaceuticals, Inc.(a)..........  33,900      864,450
          Osteotech, Inc.(a)......................  25,500      188,445
          Owens & Minor, Inc......................  51,200    1,011,712
          PolyMedica Corp.(a)(b)..................  18,200      464,828
          Priority Healthcare Corp.(a)............  66,132    1,554,102

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


       COMMON STOCKS                                            Value
                                                     Shares    (Note 2)
       (Continued)                                   ------- ------------
       Drugs & Medical Supplies (cont'd.)
         Regeneron Pharmaceuticals, Inc.(a)(b)......  66,200 $    960,562
         ResMed, Inc.(a)(b).........................  48,600    1,428,840
         Respironics, Inc.(a).......................  49,800    1,695,690
         SpaceLabs Medical, Inc.(a).................  14,700      208,740
         SurModics, Inc.(a).........................  25,600      665,344
         Sybron Dental Specialties, Inc.(a).........  57,100    1,056,350
         Syncor International Corp.(a)(b)...........  37,300    1,174,950
         Techne Corp.(a)............................  62,500    1,763,750
         Viasys Healthcare, Inc.(a).................  39,200      684,040
         Vital Signs, Inc...........................  19,400      701,310
                                                             ------------
                                                               33,756,382
                                                             ------------
       Education -- 0.6%
         Corinthian Colleges, Inc.(a)...............  64,500    2,185,905
         ITT Educational Services, Inc.(a)(b).......  69,000    1,504,200
                                                             ------------
                                                                3,690,105
                                                             ------------
       Electrical Equipment -- 1.1%
         Anixter International, Inc.(a).............  56,100    1,318,350
         Baldor Electric Co.........................  51,166    1,289,383
         C&D Technologies, Inc......................  39,100      704,582
         Kulicke & Soffa Industries, Inc.(a)........  74,100      918,099
         MagneTek, Inc.(a)..........................  33,900      335,610
         Technitrol, Inc............................  60,300    1,404,990
         Vicor Corp.(a).............................  63,800      445,962
                                                             ------------
                                                                6,416,976
                                                             ------------
       Electronics -- 2.8%
         Analogic Corp..............................  19,900      978,483
         Artesyn Technologies, Inc.(a)..............  57,700      376,781
         Audiovox Corp.(a)..........................  34,400      273,480
         Belden, Inc................................  37,500      781,500
         Benchmark Electronics, Inc.(a).............  36,300    1,052,700
         Cable Design Technologies Corp.(a).........  66,650      683,163
         Checkpoint Systems, Inc.(a)................  48,400      566,280
         Cohu, Inc..................................  31,100      537,408
         CTS Corp...................................  50,150      603,806
         Dionex Corp.(a)............................  32,000      857,280
         EDO Corp...................................  29,500      840,750
         Electro Scientific Industries, Inc.(a).....  41,400    1,006,020
         Electroglas, Inc.(a)(b)....................  31,800      318,000
         Esterline Technologies Corp.(a)............  31,200      708,240
         Helix Technology Corp......................  39,300      809,580
         Intermagnetics General Corp................  24,935      503,687
         Itron, Inc.(a).............................  31,200      818,376
         Keithley Instruments, Inc..................  23,700      342,228
         Methode Eletronics, Inc. (Class "A" Stock).  54,200      692,134
         Park Electrochemical Corp..................  29,400      779,100
         Photronics, Inc.(a)........................  45,700      865,558
         Pioneer-Standard Electronics, Inc..........  47,800      496,642
         SBS Technologies, Inc.(a)..................  21,900      268,253
         Three-Five Systems, Inc.(a)................  32,350      368,790
         Ultratech Stepper, Inc.(a).................  34,000      550,460
         X-Rite, Inc................................  30,400      258,704
                                                             ------------
                                                               16,337,403
                                                             ------------
       Electronic Components -- 1.1%
         Alliance Semiconductor Corp.(a)............  61,400      435,940
         AXT, Inc.(a)...............................  33,700      268,926
         Bel Fuse, Inc. (Class "B" Stock)...........  16,400      443,620
         Cymer, Inc.(a)(b)..........................  50,800    1,780,032

         COMMON STOCKS                                        Value
                                                   Shares    (Note 2)
         (Continued)                               ------- ------------
         Electronic Components (cont'd.)
           DSP Group, Inc.(a).....................  40,650 $    796,740
           FLIR Systems, Inc.(a)..................  25,200    1,057,644
           Microsemi Corp.(a).....................  43,400      286,440
           Planar Systems, Inc.(a)................  19,400      373,450
           Rogers Corp.(a)........................  23,800      649,978
           Supertex, Inc.(a)......................  18,800      331,256
                                                           ------------
                                                              6,424,026
                                                           ------------
         Energy -- 0.7%
           Advanced Energy Industries, Inc.(a)(b).  48,200    1,069,076
           UGI Corp...............................  41,400    1,322,316
           Unisource Energy Corp..................  50,500      939,300
           Veritas DGC, Inc.(a)...................  46,600      587,160
                                                           ------------
                                                              3,917,852
                                                           ------------
         Engineering -- 0.4%
           EMCOR Group, Inc.(a)...................  22,400    1,314,880
           URS Corp.(a)...........................  28,200      789,600
                                                           ------------
                                                              2,104,480
                                                           ------------
         Environmental Services -- 0.5%
           Ionics, Inc.(a)........................  26,400      640,200
           Tetra Tech, Inc.(a)(b).................  79,562    1,169,561
           Waste Connections, Inc.(a)(b)..........  41,600    1,299,584
                                                           ------------
                                                              3,109,345
                                                           ------------
         Financial Services -- 2.1%
           Financial Federal Corp.(a).............  25,100      830,810
           Hudson United Bancorp..................  67,992    1,941,852
           Jeffries Group, Inc....................  40,300    1,696,630
           MAF Bancorp, Inc.......................  34,800    1,308,480
           PRG-Shultz International, Inc.(a)(b)...  96,100    1,182,991
           Raymond James Financial, Inc...........  73,218    2,084,517
           South Financial Group, Inc.............  60,600    1,357,985
           SWS Group, Inc.(b).....................  25,976      509,649
           UICI(a)................................  72,100    1,456,420
                                                           ------------
                                                             12,369,334
                                                           ------------
         Food & Beverage -- 2.2%
           American Italian Pasta Co.
            (Class "A" Stock)(a)..................  27,000    1,376,730
           Coca-Cola Bottling Co..................  13,200      567,600
           Corn Products International, Inc.......  53,400    1,661,808
           Fleming Cos., Inc.(b)..................  80,900    1,468,335
           Hain Celestial Group, Inc.(a)..........  51,000      943,500
           International Multifoods Corp.(a)......  28,600      743,600
           J & J Snack Foods Corp.(a).............  13,250      595,720
           Lance, Inc.............................  43,700      637,146
           Nash-Finch Co..........................  17,900      572,084
           Performance Food Group Co.(a)(b).......  66,200    2,241,532
           Ralcorp Holdings, Inc.(a)(b)...........  45,100    1,409,375
           United Natural Foods, Inc.(a)..........  28,600      563,420
                                                           ------------
                                                             12,780,850
                                                           ------------
         Furniture -- 1.0%
           Aaron Rents, Inc.......................  32,300      773,585
           Bassett Furniture Industries, Inc......  17,700      345,132
           Ethan Allen Interiors, Inc.............  58,250    2,030,013
           Interface, Inc.........................  76,800      617,472
           La-Z-Boy, Inc..........................  91,600    2,310,152
                                                           ------------
                                                              6,076,354
                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


      COMMON STOCKS                                             Value
                                                     Shares    (Note 2)
      (Continued)                                    ------- ------------
      Healthcare -- 3.1%
        ArQule, Inc.(a).............................  31,900 $    215,325
        Bio-Technology General Corp.(a).............  87,900      528,279
        Cooper Companies, Inc.......................  22,900    1,078,590
        Coventry Corp.(a)...........................  88,600    2,518,012
        Datascope Corp..............................  22,200      613,608
        DIANON Systems, Inc.(a).....................  18,300      977,586
        IMPATH, Inc.(a).............................  24,500      439,775
        Mentor Corp.................................  35,200    1,292,157
        NDCHealth Corp..............................  51,425    1,434,758
        Pharmaceutical Product Development,
         Inc.(a)....................................  83,000    2,186,220
        Renal Care Group, Inc.(a)...................  75,150    2,340,922
        Sierra Health Services, Inc.(a).............  42,325      945,964
        Smith (A.O.) Corp...........................  42,100    1,313,941
        Sola International, Inc.(a).................  36,700      422,050
        Theragenics Corp.(a)........................  44,800      377,664
        US Oncology, Inc.(a)........................ 143,300    1,193,689
                                                             ------------
                                                               17,878,540
                                                             ------------
      Hospitals/Healthcare Management -- 2.1%
        Accredo Health, Inc.(a).....................  47,100    2,173,194
        AmeriPath, Inc.(a)..........................  45,900    1,029,537
        Biosite, Inc.(a)............................  22,100      622,115
        Curative Health Services, Inc.(a)...........  17,400      291,972
        Mid Atlantic Medical Services, Inc.(a)(b)...  70,900    2,222,715
        Orthodontic Centers of America, Inc.(a).....  77,000    1,774,850
        Pediatrix Medical Group, Inc.(a)............  40,200    1,005,000
        Province Healthcare Co.(a)..................  71,750    1,604,330
        RehabCare Group, Inc.(a)....................  26,100      627,183
        Sunrise Assisted Living, Inc.(a)(b).........  33,800      905,840
                                                             ------------
                                                               12,256,736
                                                             ------------
      Housing Related -- 1.2%
        Champion Enterprises, Inc.(a)...............  73,300      411,946
        Fleetwood Enterprises, Inc.(a)..............  52,600      457,620
        National Presto Industries, Inc.............  10,300      329,600
        Ryland Group, Inc...........................  40,950    2,037,262
        Skyline Corp................................  12,600      415,800
        Toll Brothers, Inc.(a)(b)................... 106,500    3,120,450
                                                             ------------
                                                                6,772,678
                                                             ------------
      Human Resources -- 0.5%
        Administaff, Inc.(a)........................  42,100      421,000
        CDI Corp.(a)................................  28,900      940,695
        Hall, Kinion & Associates, Inc.(a)..........  18,600      139,686
        Heidrick & Struggles International, Inc.(a).  27,200      543,184
        Spherion Corp.(a)...........................  88,500    1,053,150
                                                             ------------
                                                                3,097,715
                                                             ------------
      Index Fund -- 2.6%
        iShares S&P SmallCap 600 Index Fund......... 134,000   15,343,000
                                                             ------------
      Instrument - Controls -- 0.2%
        BEI Technologies, Inc.......................  21,700      248,465
        Woodward Governor Co........................  17,000    1,005,040
                                                             ------------
                                                                1,253,505
                                                             ------------
      Insurance -- 2.3%
        Delphi Financial Group, Inc.................  30,779    1,334,270
        First American Corp.(b)..................... 107,500    2,472,500
        Fremont General Corp.(b).................... 109,340      457,041
        Hilb, Rogal & Hamilton Co...................  42,950    1,943,487
        LandAmerica Financial Group, Inc............  27,900      878,850

        COMMON STOCKS                                         Value
                                                   Shares    (Note 2)
        (Continued)                                ------- ------------
        Insurance (cont'd.)
          Philadelphia Consolidated Holding
           Corp.(a)...............................  32,400 $  1,469,016
          Presidential Life Corp..................  44,100      893,907
          RLI Corp................................  14,950      762,450
          SCPIE Holdings, Inc.....................  14,000       85,120
          Selective Insurance Group, Inc..........  38,900    1,102,037
          Stewart Information Services Corp.(a)...  27,050      555,878
          Trenwick Group, Ltd. (Bermuda)..........  55,350      415,125
          Zenith National Insurance Corp..........  28,100      894,985
                                                           ------------
                                                             13,264,666
                                                           ------------
        Leisure -- 2.1%
          Argosy Gaming Co.(a)....................  43,400    1,232,560
          Aztar Corp.(a)..........................  56,100    1,166,880
          Bally Total Fitness Holding Corp.(a)(b).  49,400      924,274
          Huffy Corp.(a)..........................  15,650      135,060
          K2, Inc.(a).............................  27,000      276,750
          Marcus Corp.............................  44,125      734,681
          Pinnacle Entertainment, Inc.(a).........  39,000      414,570
          Polaris Industries, Inc.................  34,950    2,271,750
          Prime Hospitality Corp.(a)..............  67,800      880,722
          Shuffle Master, Inc.(a).................  26,800      492,316
          Sturm Ruger & Co., Inc..................  40,500      573,075
          Thor Industries, Inc....................  21,400    1,524,964
          Winnebago Industries, Inc...............  28,200    1,240,800
          WMS Industries, Inc.(a).................  48,200      590,450
                                                           ------------
                                                             12,458,852
                                                           ------------
        Machinery -- 3.2%
          Applied Industrial Technologies, Inc....  28,900      563,550
          Astec Industries, Inc.(a)...............  29,600      476,264
          Cognex Corp.(a).........................  66,500    1,333,325
          Dril-Quip, Inc.(a)......................  26,000      648,700
          Flow International Corp.(a).............  23,000      154,997
          Gardner Denver, Inc.(a).................  23,900      478,000
          Graco, Inc..............................  71,450    1,796,253
          IDEX Corp...............................  48,800    1,634,800
          JLG Industries, Inc.(b).................  64,200      900,726
          Lindsay Manufacturing Co................  17,612      407,718
          Manitowoc Co., Inc......................  36,212    1,285,164
          Milacron, Inc...........................  50,700      514,605
          Paxar Corp.(a)..........................  59,752    1,000,846
          Photon Dynamics, Inc.(a)................  25,600      768,000
          Regal-Beloit Corp.......................  37,600      914,056
          Robbins & Myers, Inc....................  21,000      551,250
          Roper Industries, Inc...................  46,900    1,749,370
          Royal Appliance Manufacturing Co.(a)....  19,650      126,742
          Timken Co...............................  90,200    2,014,166
          Toro Co.................................  18,600    1,057,224
                                                           ------------
                                                             18,375,756
                                                           ------------
        Media -- 0.5%
          4Kids Entertainment, Inc.(a)............  18,900      391,230
          Harman International Industries, Inc....  48,900    2,408,325
                                                           ------------
                                                              2,799,555
                                                           ------------
        Metals - Ferrous -- 1.0%
          Century Aluminum Co.....................  30,900      460,101
          Cleveland-Cliffs, Inc...................  15,300      422,280
          Commercial Metals Co....................  20,600      966,964
          Material Sciences Corp.(a)..............  22,225      311,595
          Quanex Corp.............................  21,325      931,902

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


        COMMON STOCKS                                          Value
                                                    Shares    (Note 2)
        (Continued)                                 ------- ------------
        Metals - Ferrous (cont'd.)
          Reliance Steel & Aluminum Co.............  47,700 $  1,454,850
          Steel Dynamics, Inc.(a)..................  71,300    1,174,311
          Steel Technologies, Inc..................  14,400      189,792
                                                            ------------
                                                               5,911,795
                                                            ------------
        Metals - Non Ferrous -- 0.3%
          Brush Engineered Materials, Inc.(a)......  25,000      310,000
          Commonwealth Industries, Inc.............  24,100      173,279
          IMCO Recycling, Inc.(a)..................  23,000      226,550
          RTI International Metals, Inc.(a)........  31,300      380,295
          Ryerson Tull, Inc........................  37,300      433,799
          Wolverine Tube, Inc......................  18,400      138,920
                                                            ------------
                                                               1,662,843
                                                            ------------
        Mineral Resources -- 0.2%
          Massey Energy Co......................... 112,600    1,430,020
                                                            ------------
        Miscellaneous Basic Industry -- 1.4%
          Apogee Enterprises, Inc..................  42,600      611,736
          Armor Holdings, Inc.(a)..................  47,000    1,198,500
          Briggs & Stratton Corp.(b)...............  32,600    1,249,884
          Lawson Products, Inc.....................  14,500      446,745
          Libbey, Inc..............................  23,100      787,710
          Meade Instruments Corp.(a)...............  24,800      140,616
          Texas Industries, Inc....................  31,600      995,084
          Tredegar Industries, Inc.................  57,650    1,392,247
          Watsco, Inc..............................  40,450      738,213
          Watts Industries, Inc. (Class "A" Stock).  39,900      792,015
                                                            ------------
                                                               8,352,750
                                                            ------------
        Miscellaneous - Consumer Growth/Stable -- 0.4%
          DIMON, Inc...............................  67,175      464,851
          Hughes Supply, Inc.......................  35,900    1,611,910
                                                            ------------
                                                               2,076,761
                                                            ------------
        Networking -- 0.2%
          Aeroflex, Inc.(a)........................  90,300      627,585
          C-COR.net Corp.(a).......................  54,500      381,500
          DMC Stratex Networks, Inc.(a)............ 124,000      249,240
                                                            ------------
                                                               1,258,325
                                                            ------------
        Office Equipment & Supplies -- 0.4%
          Imagistics International, Inc.(a)........  29,500      633,365
          New England Business Service, Inc........  19,550      491,487
          Standard Register Co.....................  42,000    1,435,980
                                                            ------------
                                                               2,560,832
                                                            ------------
        Oil & Gas -- 4.0%
          Cabot Oil & Gas Corp. (Class "A" Stock)..  48,100    1,099,085
          Cascade Natural Gas Corp.................  16,622      347,400
          Evergreen Resources, Inc.(a).............  28,000    1,190,000
          Frontier Oil Corp........................  39,200      689,920
          Key Production Co., Inc.(a)..............  21,200      413,400
          Laclede Group, Inc.......................  28,400      666,832
          Lone Star Technologies, Inc.(a)..........  42,900      982,410
          Newfield Exploration Co.(a)(b)...........  66,750    2,481,097
          Northwest Natural Gas Co.................  38,250    1,099,688
          Nuevo Energy Co.(a)......................  25,700      406,060
          Piedmont Natural Gas Co., Inc............  49,100    1,815,718
          Prima Energy Corp.(a)....................  19,250      438,708
          Remington Oil and Gas Corp.(a)...........  39,000      776,880
          Southern Union Co.(a)....................  82,698    1,405,866
          Southwest Gas Corp.......................  49,250    1,218,937
          Swift Energy Co.(a)......................  40,400      637,916

          COMMON STOCKS                                     Value
                                                 Shares    (Note 2)
          (Continued)                            ------- ------------
          Oil & Gas (cont'd.)
            Tom Brown, Inc.(a)..................  59,000 $  1,672,650
            Unit Corp.(a).......................  54,300      942,105
            Vintage Petroleum, Inc.(b)..........  95,000    1,130,500
            XTO Energy, In c.(b)................ 186,443    3,840,725
                                                         ------------
                                                           23,255,897
                                                         ------------
          Oil & Gas Services -- 3.1%
            Atwood Oceanics, Inc.(a)............  20,800      780,000
            Cal Dive International, Inc.(a).....  55,300    1,216,600
            CARBO Ceramics, Inc.................  22,650      836,918
            Energen Corp........................  51,700    1,421,750
            Input/Output, Inc.(a)...............  76,700      690,300
            New Jersey Resources Corp...........  40,550    1,210,417
            NUI Corp............................  23,700      651,750
            Oceaneering International, Inc.(a)..  37,000      999,000
            Offshore Logistics, Inc.(a).........  33,500      800,315
            Patina Oil & Gas Corp...............  49,125    1,347,499
            Plains Resources, Inc.(a)...........  35,900      960,325
            Pogo Producing Co.(b)...............  81,700    2,665,054
            SEACOR SMIT, Inc.(a)................  30,400    1,439,440
            Southwestern Energy Co.(a)..........  38,500      584,815
            St. Mary Land & Exploration Co......  41,900    1,008,114
            Stone Energy Corp.(a)...............  39,600    1,593,900
                                                         ------------
                                                           18,206,197
                                                         ------------
          Paper & Forest Products -- 0.8%
            Brady (W.H.) Co. (Class "A" Stock)..  34,600    1,211,000
            Buckeye Technologies, Inc.(a).......  52,400      513,520
            Caraustar Industries, Inc...........  41,900      522,912
            Chesapeake Corp.....................  22,800      600,324
            Pope & Talbot, Inc..................  23,525      440,623
            Schweitzer-Mauduit Int'l, Inc.......  22,400      551,040
            Universal Forest Products, Inc......  26,900      629,998
                                                         ------------
                                                            4,469,417
                                                         ------------
          Pharmaceuticals -- 0.3%
            Alpharma, Inc. (Class "A" Stock)....  77,000    1,307,460
            MGI Pharma, Inc.(a).................  37,700      266,162
                                                         ------------
                                                            1,573,622
                                                         ------------
          Photography
            Concord Camera Corp.(a).............  41,300      210,671
                                                         ------------
          Precious Metals -- 0.2%
            Stillwater Mining Co.(a)............  64,900    1,056,572
                                                         ------------
          Real Estate Investment Trust -- 1.0%
            Colonial Properties Trust...........  33,000    1,285,350
            Essex Property Trust, Inc...........  28,000    1,531,600
            Kilroy Realty Corp..................  41,650    1,114,138
            Shurgard Storage Centers, Inc.
             (Class "A" Stock)..................  50,000    1,735,000
                                                         ------------
                                                            5,666,088
                                                         ------------
          Restaurants -- 3.0%
            Applebee's Int'l, Inc...............  83,950    1,910,702
            CEC Entertainment, Inc.(a)..........  42,075    1,737,698
            IHOP Corp.(a).......................  31,400      924,730
            Jack in the Box, Inc.(a)............  59,800    1,901,640
            Landry's Restaurants, Inc...........  41,900    1,068,869
            Lone Star Steakhouse & Saloon, Inc..  31,200      736,008
            Luby's, Inc.(a).....................  33,700      221,746
            O'Charley's, Inc.(a)................  28,400      718,520
            P.F. Chang's China Bistro, Inc.(a)..  36,450    1,145,259

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


       COMMON STOCKS                                           Value
                                                    Shares    (Note 2)
       (Continued)                                  ------- ------------
       Restaurants (cont'd.)
         RARE Hospitality International, Inc.(a)...  32,900 $    885,668
         Ruby Tuesday, Inc.........................  98,050    1,902,170
         Ryan's Family Steak Houses, Inc.(a).......  65,800      869,218
         Sonic Corp.(a)............................  60,380    1,896,536
         The Steak n Shake Co.(a)..................  41,882      655,453
         TriArc Cos., Inc. (Class "A" Stock)(a)....  30,800      850,080
                                                            ------------
                                                              17,424,297
                                                            ------------
       Retail -- 7.8%
         AnnTaylor Stores Corp.(a).................  66,200    1,680,818
         Arctic Cat, Inc...........................  35,200      612,093
         Brown Shoe Co., Inc.......................  26,350      740,435
         Building Materials Corp.(a)...............  19,650      282,371
         Burlington Coat Factory Warehouse
          Corp.....................................  66,900    1,421,625
         Caseys Gen. Stores, Inc...................  74,600      898,184
         Cash America International, Inc...........  36,943      339,876
         Casual Male Corp..........................  20,000           20
         Cato Corp. (Class "A" Stock)..............  38,300      854,090
         Christopher & Banks Corp.(a)..............  38,300    1,620,090
         Cost Plus, Inc.(a)........................  32,400      990,792
         Dress Barn, Inc.(a).......................  54,600      844,662
         Duane Reade, Inc.(a)......................  35,900    1,222,395
         Factory 2-U Stores, Inc.(a)...............  19,450      269,383
         Footstar, Inc.(a).........................  30,250      740,217
         Fred's, Inc...............................  38,200    1,404,996
         Goody's Family Clothing, Inc.(a)..........  48,900      563,817
         Great Atlantic & Pacific Tea Co., Inc.(a).  57,700    1,078,413
         Group 1 Automotive, Inc.(a)...............  34,650    1,321,897
         Hancock Fabrics, Inc......................  28,300      525,814
         Haverty Furniture Cos., Inc...............  32,500      641,875
         Hot Topic, Inc.(a)........................  47,200    1,260,712
         J. Jill Group, Inc.(a)....................  19,100      724,845
         Jo-Ann Stores, Inc. (Class "A" Stock)(a)..  28,300      826,360
         K-Swiss, Inc. (Class "A" Stock)...........  28,000      727,440
         Linens 'n Things, Inc.(a).................  66,100    2,168,741
         O'Reilly Automotive, Inc.(a)(b)...........  79,600    2,193,776
         Panera Bread Co. (Class "A" Stock)(a).....  43,200    1,489,104
         Pep Boys-Manny, Moe & Jack(b).............  77,400    1,304,190
         Pier 1 Imports, Inc....................... 140,850    2,957,850
         Quiksilver, Inc.(a).......................  33,500      830,800
         Regis Corp................................  65,100    1,758,937
         School Specialty, Inc.(a).................  27,100      719,776
         Shopko Stores, Inc.(a)....................  43,200      872,640
         Stein Mart, Inc.(a).......................  62,550      742,468
         Stride Rite Corp..........................  63,200      505,600
         The Children's Place Retail Stores,
          Inc.(a)(b)...............................  39,800    1,054,740
         The Gymboree Corp.(a).....................  43,350      694,467
         The Men's Wearhouse, Inc.(a)..............  61,850    1,577,175
         Too, Inc.(a)..............................  51,000    1,570,800
         Ultimate Electronics, Inc.(a).............  21,050      545,406
         Wet Seal, Inc.(a).........................  45,225    1,098,967
         Zale Corp.(a).............................  51,300    1,859,625
                                                            ------------
                                                              45,538,282
                                                            ------------
       Semiconductors -- 2.4%
         AstroPower, Inc.(a)(b)....................  32,750      643,210
         ATMI, Inc.(a).............................  46,000    1,029,020
         Axcelis Technologies, Inc.(a)............. 147,200    1,663,360
         Brooks-PRI Automation, Inc.(a)............  50,600    1,293,336

       COMMON STOCKS                                           Value
                                                    Shares    (Note 2)
       (Continued)                                  ------- ------------
       Semiconductors (cont'd.)
         DuPont Photomasks, Inc.(a)................  26,900 $    892,004
         ESS Technology, Inc.(a)(b)................  68,700    1,204,998
         Exar Corp.(a).............................  58,700    1,157,564
         Kopin Corp.(a)............................ 104,300      688,380
         Pericom Semiconductor Corp.(a)............  38,300      443,897
         Power Integrations, Inc.(a)...............  42,500      770,100
         Rudolph Technologies, Inc.(a).............  24,300      605,799
         Skyworks Solutions, Inc.(a)...............  66,500      369,075
         Therma-Wave, Inc.(a)......................  43,300      493,187
         Varian Semiconductor Equipment
          Associates, Inc.(a)(b)...................  49,900    1,693,107
         Veeco Instruments, Inc.(a)(b).............  43,686    1,009,583
                                                            ------------
                                                              13,956,620
                                                            ------------
       Software -- 2.1%
         ANSYS, Inc.(a)............................  22,200      446,220
         BARRA, Inc.(a)............................  32,800    1,219,504
         Captaris, Inc.(a).........................  48,000      141,600
         Catapult Communications Corp.(a)..........  19,600      428,672
         Concerto Software, Inc.(a)................  18,400      115,920
         Concord Communications, Inc.(a)...........  25,500      420,240
         Gerber Scientific, Inc.(a)................  33,200      116,532
         HNC Software, Inc.(a).....................  53,650      895,955
         Hyperion Solutions Corp.(a)...............  50,070      913,142
         MapInfo Corp.(a)..........................  22,750      207,025
         MICROS Systems, Inc.(a)...................  26,400      731,544
         MRO Software, Inc.(a).....................  34,800      396,024
         Netegrity, Inc.(a)........................  51,200      315,392
         PC-Tel, Inc.(a)...........................  30,100      203,747
         Rainbow Technologies, Inc.(a).............  40,100      197,292
         Roxio, Inc.(a)............................  28,900      208,080
         SCM Microsystems, Inc.(a).................  23,500      314,430
         SERENA Software, Inc.(a)..................  60,600      830,056
         SPSS, Inc.(a).............................  25,300      393,162
         Take-Two Interactive Software, Inc.(a)(b).  55,400    1,140,686
         THQ, Inc.(a)(b)...........................  59,175    1,764,598
         Verity, Inc.(a)...........................  53,700      595,533
         Zixit Corp.(a)(b).........................  26,600      145,768
                                                            ------------
                                                              12,141,122
                                                            ------------
       Supermarkets -- 0.2%
         Kronos, Inc.(a)...........................  29,600      902,474
                                                            ------------
       Technology -- 0.1%
         Systems & Computer Technology Corp.(a)....  50,000      675,500
                                                            ------------
       Telecommunications -- 0.7%
         Allen Telecom, Inc.(a)....................  45,800      196,940
         Aspect Communications Corp.(a)............  79,000      252,800
         Aware, Inc.(a)............................  34,100      129,580
         Boston Communications Group, Inc.(a)......  25,900      208,236
         Digi International, Inc.(a)...............  33,400      110,253
         General Communication, Inc.(a)............  83,300      555,611
         Harmonic, Inc.(a).........................  89,600      327,846
         Intermediate Telephone, Inc...............  36,400      617,344
         InterVoice-Brite, Inc.(a).................  51,200       82,432
         Metro One Telecommunications, Inc.(a).....  36,900      515,124
         Network Equipment Technologies, Inc.(a)...  33,300      143,190
         Symmetricom, Inc.(a)......................  33,450      122,093
         Tollgrade Communications, Inc.(a).........  20,400      299,268
         ViaSat, Inc.(a)...........................  39,000      328,770
                                                            ------------
                                                               3,889,487
                                                            ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


         COMMON STOCKS                                       Value
                                                   Shares   (Note 2)
         (Continued)                               ------ ------------
         Textiles -- 0.8%
           Angelica Corp.......................... 13,000 $    223,600
           Ashworth, Inc.(a)...................... 19,850      178,849
           G & K Services, Inc. (Class "A" Stock). 31,100    1,064,864
           Haggar Corp............................  9,600      154,080
           Kellwood Co............................ 34,525    1,122,062
           Nautica Enterprises, Inc.(a)........... 50,600      657,294
           Oshkosh B'Gosh, Inc. (Class "A" Stock). 19,000      826,308
           Oxford Industries, Inc................. 11,300      316,400
                                                          ------------
                                                             4,543,457
                                                          ------------
         Timber -- 0.1%
           Deltic Timber Corp..................... 17,900      617,192
                                                          ------------
         Transportation -- 0.4%
           Kansas City Southern(a)................ 90,400    1,536,800
           Pegasus Systems, Inc.(a)............... 37,300      652,750
                                                          ------------
                                                             2,189,550
                                                          ------------
         Trucking/Shipping -- 2.5%
           Arkansas Best Corp.(a)................. 37,400      952,952
           Forward Air Corp.(a)................... 32,750    1,073,545
           Heartland Express, Inc.(a)............. 75,209    1,799,752
           Kirby Corp.(a)......................... 36,300      887,535
           Landstar System, Inc.(a)............... 12,200    1,303,570
           Monaco Coach Corp.(a).................. 43,250      921,225
           Oshkosh Truck Corp..................... 25,400    1,501,394
           Roadway Corp........................... 29,100    1,045,563
           USFreightways Corp..................... 40,400    1,529,948
           Werner Enterprises, Inc................ 95,949    2,044,673
           Yellow Corp.(a)........................ 43,600    1,412,640
                                                          ------------
                                                            14,472,797
                                                          ------------
         Utility - Electric -- 1.9%
           Atmos Energy Corp...................... 62,100    1,455,624
           Avista Corp............................ 71,800      990,840
           Central Vermont Public Service Corp.... 17,500      315,000
           CH Energy Group, Inc................... 24,600    1,211,550
           El Paso Electric Co.(a)................ 76,000    1,052,600
           Green Mountain Power Corp..............  8,600      156,176

          COMMON STOCKS                                     Value
                                               Shares      (Note 2)
          (Continued)                         ---------- ------------
          Utility - Electric (cont'd.)
            NorthWestern Corp.(b)............     41,200 $    698,340
            Philadelphia Suburban Corp.......    103,322    2,087,104
            RGS Energy Group, Inc............     52,700    2,065,840
            UIL Holdings Corp................     21,725    1,183,144
                                                         ------------
                                                           11,216,218
                                                         ------------
          Utility - Water -- 0.1%
            American States Water Co.........     22,750      602,875
                                                         ------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $552,727,127)..........................  579,437,329
                                                         ------------
                                              Principal
                                               Amount
          SHORT-TERM                            (000)
          INVESTMENTS -- 8.3%                 ----------
          U.S. Government Agency Obligation -- 0.3%
          United States Treasury Bill,
           1.67%, 09/19/02(d)(e).............     $2,000    1,992,578
                                                         ------------
          Repurchase Agreement -- 0.4%
          Joint Repurchase Agreement Account,
           1.95%, 07/01/02 (Note 5)..........      2,039    2,039,000
                                                         ------------
                                               Shares
                                              ----------
          Mutual Funds -- 7.6%
          Prudential Core Investment Fund --
           Taxable Money Market Series
           (Note 4)(c)....................... 44,373,709   44,373,709
                                                         ------------
          TOTAL SHORT-TERM INVESTMENTS
           (cost $48,405,287)...........................   48,405,287
                                                         ------------
          TOTAL INVESTMENTS -- 107.8%
           (cost $601,132,414; Note 7)..................  627,842,616
          VARIATION MARGIN ON OPEN FUTURES
           CONTRACTS(f).................................       23,984
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (7.8)%.............................  (45,217,416)
                                                         ------------
          NET ASSETS -- 100.0%.......................... $582,649,184
                                                         ============

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $42,438,767; cash collateral $44,305,568 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Rate quoted represents yield-to-maturity as of purchase date.

(f)Open futures contracts as of June 30, 2002 were as follows:

Number of                      Expiration  Value at    Value at    Appreciation/
Contracts         Type            Date    Trade Date June 30, 2002 Depreciation
--------- -------------------- ---------- ---------- ------------- -------------
Long Positions:
    1     Russell 2000 Index    Sept 02   $  230,325  $  231,675     $  1,350
   17     S&P MidCap 400 Index  Sept 02    4,230,225   4,167,550      (62,675)
                                                                     --------
                                                                     $(61,325)
                                                                     ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

                             ----------------------
                             STOCK INDEX PORTFOLIO
                             ----------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



          LONG-TERM INVESTMENTS -- 97.8%                   Value
                                              Shares      (Note 2)
          COMMON STOCKS                      --------- --------------
          Advertising -- 0.1%
            Omnicom Group, Inc.(b)..........    57,100 $    2,615,180
            TMP Worldwide, Inc.(a)..........    35,100        754,650
                                                       --------------
                                                            3,369,830
                                                       --------------
          Aerospace -- 1.7%
            Boeing Co. (The)................   258,736     11,643,120
            General Dynamics Corp...........    61,500      6,540,525
            Lockheed Martin Corp............   134,498      9,347,611
            Northrop Grumman Corp.(b).......    33,200      4,150,000
            Raytheon Co.....................   115,618      4,711,433
            Rockwell Collins, Inc...........    59,300      1,626,006
            Rockwell International Corp.....    59,300      1,184,814
            United Technologies Corp........   144,000      9,777,600
                                                       --------------
                                                           48,981,109
                                                       --------------
          Airlines -- 0.2%
            AMR Corp.(a)....................    48,200        812,652
            Delta Airlines, Inc.............    39,000        780,000
            Southwest Airlines Co...........   231,637      3,743,254
                                                       --------------
                                                            5,335,906
                                                       --------------
          Apparel -- 0.2%
            Jones Apparel Group, Inc.(a)....    37,500      1,406,250
            Nike, Inc. (Class "B" Shares)...    82,700      4,436,855
            Reebok International, Ltd.(a)...    19,000        560,500
                                                       --------------
                                                            6,403,605
                                                       --------------
          Autos - Cars & Trucks -- 1.2%
            Cummins Engine Co., Inc.........    14,400        476,640
            Dana Corp.......................    48,794        904,153
            Delphi Automotive Systems Corp..   172,044      2,270,981
            Ford Motor Co.(b)...............   548,045      8,768,720
            General Motors Corp.(b).........   171,500      9,166,675
            Genuine Parts Co................    49,225      1,716,475
            Harley-Davidson, Inc.(b)........    91,000      4,665,570
            Johnson Controls, Inc...........    25,200      2,056,572
            Navistar International Corp.(a).    18,900        604,800
            PACCAR, Inc.....................    34,290      1,522,133
            TRW, Inc........................    38,900      2,216,522
            Visteon Corp....................    42,964        610,089
                                                       --------------
                                                           34,979,330
                                                       --------------
          Banks and Savings & Loans -- 6.3%
            AmSouth Bancorporation..........   113,500      2,540,130
            Bank of New York Co., Inc.......   223,300      7,536,375
            Bank One Corp...................   356,945     13,735,244
            BankAmerica Corp................   467,244     32,875,288
            Capital One Financial Corp.(b)..    66,500      4,059,825
            Charter One Financial, Inc......    69,270      2,381,503
            Comerica, Inc...................    54,250      3,330,950
            Fifth Third Bancorp(b)..........   177,849     11,853,636
            First Tennessee National Corp...    31,000      1,187,300
            Golden West Financial Corp......    46,600      3,205,148
            Huntington Bancshares, Inc.(b)..    74,875      1,454,072
            KeyCorp.........................   131,500      3,589,950
            Mellon Financial Corp...........   132,200      4,155,046
            National City Corp..............   187,200      6,224,400
            Northern Trust Corp.............    69,700      3,070,982
            PNC Bank Corp...................    88,100      4,605,868
            Providian Financial Corp........    96,200        565,656

      COMMON STOCKS                                            Value
                                                  Shares      (Note 2)
      (Continued)                                --------- --------------
      Banks and Savings & Loans (cont'd.)
        SouthTrust Corp.........................   102,100 $    2,666,852
        State Street Corp.......................    97,500      4,358,250
        Suntrust Banks, Inc.(b).................    87,100      5,898,412
        U.S. Bancorp............................   581,681     13,582,251
        Union Planters Corp.....................    61,200      1,981,044
        Wachovia Corp...........................   412,778     15,759,864
        Wells Fargo & Co........................   517,560     25,909,053
        Zions Bancorporation....................    28,000      1,458,800
                                                           --------------
                                                              177,985,899
                                                           --------------
      Chemicals -- 1.3%
        Air Products & Chemicals, Inc...........    69,600      3,512,712
        Dow Chemical Co.........................   274,461      9,435,969
        Du Pont (E.I.) de Nemours & Co..........   304,991     13,541,601
        Eastman Chemical Co.....................    22,400      1,050,560
        Engelhard Corp..........................    40,875      1,157,580
        Great Lakes Chemical Corp...............    13,500        357,615
        Hercules, Inc.(a).......................    37,400        433,840
        Praxair, Inc............................    48,600      2,768,742
        Rohm & Haas Co..........................    66,700      2,700,683
        Sigma-Aldrich Corp......................    21,200      1,063,180
                                                           --------------
                                                               36,022,482
                                                           --------------
      Commercial Services -- 0.6%
        Cendant Corp.(a)(b).....................   305,818      4,856,390
        Cintas Corp.(b).........................    50,300      2,486,329
        Concord EFS, Inc.(a)....................   156,900      4,728,966
        Convergys Corp.(a)......................    51,900      1,011,012
        Deluxe Corp.............................    18,800        731,132
        Fiserv, Inc.(a).........................    58,200      2,136,522
        Quintiles Transnational Corp.(a)(b).....    36,000        449,640
                                                           --------------
                                                               16,399,991
                                                           --------------
      Computers -- 2.8%
        Apple Computer, Inc.(a).................   110,900      1,965,148
        Citrix Systems, Inc.(a).................    60,800        367,232
        Comverse Technology, Inc.(a)............    58,000        537,080
        Dell Computer Corp.(a)..................   789,400     20,634,916
        Hewlett-Packard Co......................   913,516     13,958,524
        International Business Machines Corp....   519,900     37,432,800
        Sun Microsystems, Inc.(a)...............   982,900      4,924,329
                                                           --------------
                                                               79,820,029
                                                           --------------
      Computer Services -- 6.9%
        Adobe Systems, Inc......................    70,200      2,000,700
        Autodesk, Inc...........................    33,600        445,200
        Automatic Data Processing, Inc..........   186,900      8,139,495
        Avaya, Inc.(a)..........................    97,908        484,645
        BMC Software, Inc.(a)...................    74,600      1,238,360
        Cisco Systems, Inc.(a).................. 2,215,100     30,900,645
        Computer Associates International, Inc..   173,043      2,749,653
        Computer Sciences Corp.(a)..............    53,900      2,576,420
        Compuware Corp.(a)......................   118,600        719,902
        EMC Corp.(a)............................   685,074      5,172,309
        First Data Corp.........................   231,100      8,596,920
        Gateway, Inc.(a)........................   106,800        474,192
        Intuit, Inc.(a).........................    65,500      3,256,660
        Lexmark International, Inc.(a)(b).......    38,014      2,067,961

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


      COMMON STOCKS                                            Value
                                                  Shares      (Note 2)
      (Continued)                                --------- --------------
      Computer Services (cont'd.)
        Mercury Interactive Corp.(a)(b).........    25,000 $      574,000
        Micron Technology, Inc.(a)(b)...........   179,700      3,633,534
        Microsoft Corp.(a)...................... 1,641,300     89,779,110
        NCR Corp.(a)............................    25,900        896,140
        Network Appliance, Inc.(a)(b)...........   104,400      1,298,736
        Novell, Inc.(a).........................   126,100        404,781
        NVIDIA Corp.(a)(b)......................    44,000        755,920
        Oracle Corp.(a)......................... 1,677,120     15,882,326
        Palm, Inc.(a)...........................   192,857        339,428
        Parametric Technology Corp.(a)..........    97,000        332,710
        Peoplesoft, Inc.(a)(b)..................    96,000      1,428,480
        Rational Software Corp.(a)..............    53,000        435,130
        Siebel Systems, Inc.(a)(b)..............   134,900      1,918,278
        Symbol Technologies, Inc.(b)............    73,400        623,900
        Unisys Corp.(a).........................   102,000        918,000
        VERITAS Software Corp.(a)...............   124,959      2,472,939
        Yahoo!, Inc.(a)(b)......................   171,700      2,534,292
                                                           --------------
                                                              193,050,766
                                                           --------------
      Construction -- 0.2%
        Centex Corp.............................    19,600      1,132,684
        Fluor Corp..............................    23,500        915,325
        KB HOME.................................    16,166        832,711
        Pulte Corp.(b)..........................    14,500        833,460
        Vulcan Materials Co.....................    32,000      1,401,600
                                                           --------------
                                                                5,115,780
                                                           --------------
      Consumer Products
        Tupperware Corp.........................    22,300        463,617
                                                           --------------
      Containers -- 0.1%
        Ball Corp...............................    17,800        738,344
        Bemis Co., Inc..........................    16,100        764,750
        Pactiv Corp.(a).........................    49,900      1,187,620
                                                           --------------
                                                                2,690,714
                                                           --------------
      Cosmetics & Soaps -- 2.2%
        Alberto-Culver Co. (Class "B" Stock)(b).    19,100        912,980
        Avon Products, Inc.(b)..................    71,800      3,750,832
        Clorox Co...............................    69,100      2,857,285
        Colgate-Palmolive Co....................   166,000      8,308,300
        Gillette Co.(b).........................   320,100     10,841,787
        International Flavors & Fragrances,
         Inc....................................    29,400        955,206
        Procter & Gamble Co.....................   393,704     35,157,767
                                                           --------------
                                                               62,784,157
                                                           --------------
      Diversified Consumer Products -- 1.1%
        Eastman Kodak Co.(b)....................    91,300      2,663,221
        Philip Morris Cos., Inc.................   651,700     28,466,256
                                                           --------------
                                                               31,129,477
                                                           --------------
      Diversified Manufacturing Operations -- 3.2%
        American Standard Cos., Inc.(a)(b)......    18,000      1,351,800
        Cooper Industries, Ltd. (Class "A"
         Stock).................................    30,000      1,179,000
        General Electric Co..................... 3,011,600     87,486,980
                                                           --------------
                                                               90,017,780
                                                           --------------

      COMMON STOCKS                                            Value
                                                  Shares      (Note 2)
      (Continued)                                --------- --------------
      Diversified Office Equipment -- 0.2%
        Avery Dennison Corp.....................    35,000 $    2,196,250
        Pitney Bowes, Inc.......................    70,900      2,816,148
        Xerox Corp.(a)(b).......................   225,792      1,573,770
                                                           --------------
                                                                6,586,168
                                                           --------------
      Diversified Operations
        Corning, Inc.(a)........................   291,000      1,033,050
                                                           --------------
      Drugs & Medical Supplies -- 11.1%
        Abbott Laboratories.....................   472,200     17,778,330
        Allergan, Inc...........................    41,000      2,736,750
        AmerisourceBergen Corp.(b)..............    31,200      2,371,200
        Bard, (C.R.), Inc.......................    17,000        961,860
        Bausch & Lomb, Inc.(b)..................    17,100        578,835
        Baxter International, Inc...............   178,300      7,925,435
        Becton Dickinson & Co...................    79,900      2,752,555
        Biogen, Inc.(a)(b)......................    43,500      1,802,205
        Biomet, Inc.(b).........................    78,525      2,129,598
        Boston Scientific Corp.(a)..............   126,300      3,703,116
        Bristol-Myers Squibb Co.................   589,460     15,149,122
        Cardinal Health, Inc....................   136,575      8,387,071
        Genzyme Corp.(a)........................    64,700      1,244,828
        Guidant Corp.(a)........................    95,600      2,889,988
        Immunex Corp.(a)........................   163,100      3,643,654
        Johnson & Johnson.......................   913,971     47,764,124
        King Pharmaceuticals, Inc.(a)...........    71,633      1,593,834
        Lilly (Eli) & Co.(b)....................   341,900     19,283,160
        Medtronic, Inc..........................   369,300     15,824,505
        Merck & Co., Inc........................   685,800     34,728,912
        Pfizer, Inc............................. 1,895,450     66,340,750
        Pharmacia Corp..........................   391,256     14,652,537
        Schering-Plough Corp....................   445,400     10,956,840
        St. Jude Medical, Inc.(a)(b)............    25,400      1,875,790
        Stryker Corp.(b)........................    61,800      3,306,918
        Watson Pharmaceuticals, Inc.(a).........    35,000        884,450
        Wyeth...................................   402,100     20,587,520
        Zimmer Holdings, Inc.(a)................    57,586      2,053,517
                                                           --------------
                                                              313,907,404
                                                           --------------
      Education -- 0.1%
        Apollo Group, Inc. (Class "A" Stock)(a).    43,000      1,695,060
                                                           --------------
      Electrical Services -- 0.3%
        American Power Conversion(a)............    57,700        728,751
        Power-One, Inc.(a)......................    20,000        124,400
        TXU Corp.(b)............................    81,206      4,186,169
        Xcel Energy, Inc........................   117,495      1,970,391
                                                           --------------
                                                                7,009,711
                                                           --------------
      Electronics -- 4.0%
        Advanced Micro Devices, Inc.(a).........   108,200      1,051,704
        Altera Corp.(a)(b)......................   117,500      1,598,000
        Analog Devices, Inc.(a).................   112,300      3,335,310
        Applied Materials, Inc.(a)(b)...........   499,900      9,508,098
        Applied Micro Circuits Corp.(a).........    97,000        458,810
        Broadcom Corp.(a)(b)....................    82,800      1,452,312
        Electronic Data Systems Corp.(b)........   145,100      5,390,465
        Emerson Electric Co.(b).................   127,200      6,806,472
        Intel Corp.............................. 2,032,300     37,130,121

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


COMMON STOCKS                                                         Value
                                                         Shares      (Note 2)
(Continued)                                             --------- --------------
Electronics (cont'd.)
 Jabil Circuit, Inc.(a)................................    63,900 $    1,348,929
 JDS Uniphase Corp.(a).................................   430,100      1,148,367
 KLA-Tencor Corp.(a)(b)................................    58,100      2,555,819
 Linear Technology Corp................................    95,800      3,010,994
 LSI Logic Corp.(a)....................................   110,800        969,500
 Maxim Integrated Products, Inc.(a)(b).................    97,000      3,718,010
 Molex, Inc.(b)........................................    57,700      1,934,681
 National Semiconductor Corp.(a)(b)....................    56,800      1,656,856
 Novellus Systems, Inc.(a)(b)..........................    45,600      1,550,400
 Perkin Elmer, Inc.....................................    36,000        397,800
 Pinnacle West Capital Corp............................    26,000      1,027,000
 PMC-Sierra, Inc.(a)(b)................................    48,800        452,376
 PPL Corp..............................................    44,000      1,455,520
 QLogic Corp.(a)(b)....................................    29,900      1,139,190
 RadioShack Corp.......................................    55,360      1,664,121
 Sanmina Corp.(a)......................................   159,600      1,007,076
 Skyworks Solutions, Inc.(a)...........................    25,272        140,260
 Solectron Corp.(a)(b).................................   247,000      1,519,050
 Tektronix, Inc.(a)....................................    32,000        598,720
 Teradyne, Inc.(a)(b)..................................    57,000      1,339,500
 Texas Instruments, Inc................................   528,000     12,513,600
 Thomas & Betts Corp.(a)...............................    20,800        386,880
 Vitesse Semiconductor Corp.(a)........................    54,000        167,940
 Waters Corp.(a)(b)....................................    38,500      1,027,950
 Xilinx, Inc.(a)(b)....................................   103,700      2,325,991
                                                                  --------------
                                                                     111,787,822
                                                                  --------------
Financial Services -- 8.3%
 Ambac Financial Group, Inc............................    30,000      2,016,000
 American Express Co...................................   402,700     14,626,064
 Bear, Stearns Cos., Inc...............................    30,810      1,885,572
 Citigroup, Inc........................................ 1,562,976     60,565,320
 Countrywide Credit Industries, Inc.(b)................    36,300      1,751,475
 Equifax, Inc.(b)......................................    41,300      1,115,100
 Fannie Mae............................................   302,100     22,279,875
 FleetBoston Financial Corp............................   317,066     10,257,085
 Franklin Resources, Inc...............................    81,400      3,470,896
 Freddie Mac...........................................   210,400     12,876,480
 H&R Block, Inc........................................    56,000      2,584,400
 Household International, Inc.(b)......................   140,858      7,000,643
 J.P. Morgan Chase & Co................................   600,566     20,371,199
 Lehman Brothers Holdings, Inc.(b).....................    73,100      4,570,212
 Marshall & Ilsley Corp................................    65,600      2,029,008
 MBNA Corp.............................................   258,168      8,537,616
 Merrill Lynch & Co., Inc..............................   256,100     10,372,050
 Moody's Corp..........................................    46,660      2,321,335
 Morgan Stanley Dean Witter & Co.......................   336,310     14,488,235
 Paychex, Inc..........................................   111,550      3,490,399
 Regions Financial Corp.(b)............................    69,000      2,425,350
 Schwab (Charles) Corp.................................   418,600      4,688,320
 SLM Corp..............................................    46,900      4,544,610
 Stilwell Financial, Inc...............................    62,600      1,139,320
 Synovus Financial Corp................................    90,100      2,479,552
 T. Rowe Price Group, Inc..............................    36,000      1,183,680
 Washington Mutual, Inc.(b)............................   294,422     10,926,000
                                                                  --------------
                                                                     233,995,796
                                                                  --------------

COMMON STOCKS                                                         Value
                                                         Shares      (Note 2)
(Continued)                                             --------- --------------
Food & Beverage -- 5.0%
 Adolph Coors Co.......................................    10,800 $      672,840
 Anheuser-Busch Cos., Inc.(b)..........................   264,500     13,225,000
 Archer-Daniels-Midland Co.............................   201,638      2,578,950
 Brown-Forman Corp. (Class "B" Stock)..................    21,800      1,504,200
 Campbell Soup Co......................................   127,400      3,523,884
 Coca-Cola Co.(b)......................................   752,200     42,123,200
 Coca-Cola Enterprises, Inc............................   132,500      2,925,600
 ConAgra Foods, Inc.(b)................................   160,600      4,440,590
 General Mills, Inc.(b)................................   109,900      4,844,392
 Heinz (H.J.) & Co.....................................   109,250      4,490,175
 Hershey Foods Corp....................................    41,600      2,600,000
 Kellogg Co............................................   125,700      4,507,602
 Pepsi Bottling Group, Inc. (The)......................    86,900      2,676,520
 PepsiCo, Inc..........................................   535,040     25,788,928
 Sara Lee Corp.........................................   237,200      4,895,808
 Sysco Corp............................................   200,300      5,452,166
 Unilever NV, ADR (Netherlands)........................   172,832     11,199,514
 Wrigley (William) Jr. Co..............................    69,900      3,868,965
                                                                  --------------
                                                                     141,318,334
                                                                  --------------
Forest Products -- 0.6%
 Boise Cascade Corp....................................    19,886        686,663
 Georgia-Pacific Corp.(b)..............................    73,139      1,797,757
 International Paper Co................................   146,967      6,404,822
 Louisiana-Pacific Corp................................    38,900        411,951
 MeadWestvaco Corp.....................................    57,289      1,922,619
 Plum Creek Timber Co., Inc............................    56,300      1,728,410
 Temple-Inland, Inc.(b)................................    16,000        925,760
 Weyerhaeuser Co.......................................    65,500      4,182,175
                                                                  --------------
                                                                      18,060,157
                                                                  --------------
Gas Pipelines -- 0.2%
 Cinergy Corp.(b)......................................    52,839      1,901,676
 Peoples Energy Corp...................................    11,400        415,644
 Sempra Energy.........................................    66,054      1,461,775
 Williams Cos., Inc....................................   157,100        941,029
                                                                  --------------
                                                                       4,720,124
                                                                  --------------
Hospitals/Healthcare Management -- 2.2%
 Aetna, Inc............................................    43,112      2,068,083
 Agilent Technologies, Inc.(a)(b)......................   143,613      3,396,447
 Amgen, Inc.(a)........................................   315,700     13,221,516
 Applera Corp.-Applied Biosystems Group(b).............    60,000      1,169,400
 Chiron Corp.(a).......................................    57,100      2,018,485
 Columbia/HCA Healthcare Corp..........................   155,798      7,400,405
 Forest Laboratories, Inc.(a)..........................    55,000      3,894,000
 Health Management Associates, Inc. (Class "A"
   Stock)(a)(b)........................................    72,300      1,456,845
 HEALTHSOUTH Corp.(a)..................................   113,800      1,455,502
 Humana, Inc.(a).......................................    46,100        720,543
 IMS Health, Inc.(b)...................................    88,320      1,585,344
 Manor Care, Inc.(a)...................................    32,050        737,150
 McKesson Corp.(a).....................................    87,707      2,868,019
 MedImmune, Inc.(a)....................................    76,100      2,009,040
 Tenet Healthcare Corp.(a).............................    97,800      6,997,590
 UnitedHealth Group, Inc...............................    94,500      8,651,475
 Wellpoint Health Networks, Inc.(a)(b).................    43,800      3,408,078
                                                                  --------------
                                                                      63,057,922
                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B60

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


      COMMON STOCKS                                            Value
                                                  Shares      (Note 2)
      (Continued)                                --------- --------------
      Household Products & Personal Care -- 0.4%
        Kimberly-Clark Corp.....................   156,188 $    9,683,656
        Leggett & Platt, Inc....................    64,000      1,497,600
                                                           --------------
                                                               11,181,256
                                                           --------------
      Housing Related -- 0.4%
        Masco Corp.(b)..........................   142,500      3,863,175
        Maytag Corp.............................    21,800        929,770
        Newell Rubbermaid, Inc..................    78,949      2,767,952
        Stanley Works...........................    25,800      1,058,058
        Whirlpool Corp..........................    19,300      1,261,448
                                                           --------------
                                                                9,880,403
                                                           --------------
      Human Resources
        Robert Half International, Inc.(a)......    52,300      1,218,590
                                                           --------------
      Insurance -- 4.7%
        ACE, Ltd................................    81,300      2,569,080
        AFLAC, Inc..............................   160,900      5,148,800
        Allstate Corp.(b).......................   215,788      7,979,840
        American International Group, Inc.......   793,787     54,160,087
        Aon Corp................................    80,925      2,385,669
        Chubb Corp..............................    52,200      3,695,760
        CIGNA Corp..............................    43,300      4,218,286
        Cincinnati Financial Corp...............    48,700      2,266,011
        Conseco, Inc.(a)(b).....................   110,259        220,518
        Hartford Financial Services Group, Inc..    73,900      4,394,833
        Jefferson-Pilot Corp....................    43,618      2,050,046
        John Hancock Financial Services, Inc....    92,000      3,238,400
        Lincoln National Corp...................    58,600      2,461,200
        Lowes Corp..............................    56,500      2,993,935
        Marsh & McLennan Cos., Inc..............    83,500      8,066,100
        MBIA, Inc...............................    43,350      2,450,576
        MetLife, Inc.(b)........................   213,400      6,145,920
        MGIC Investment Corp.(b)................    32,700      2,217,060
        Progressive Corp........................    67,800      3,922,230
        SAFECO Corp.(b).........................    41,000      1,266,490
        St. Paul Cos., Inc......................    63,410      2,467,917
        Torchmark Corp..........................    36,500      1,394,300
        UnumProvident Corp......................    74,456      1,894,905
        XL Capital, Ltd. (Class "A" Stock)(b)...    41,400      3,506,580
                                                           --------------
                                                              131,114,543
                                                           --------------
      Leisure -- 1.0%
        Brunswick Corp..........................    29,400        823,200
        Carnival Corp. (Class "A" Stock)........   176,400      4,884,516
        Disney (Walt) Co........................   623,101     11,776,609
        Harrah's Entertainment, Inc.(a)(b)......    34,450      1,527,858
        Hilton Hotels Corp......................   104,800      1,456,720
        Marriott International, Inc.
         (Class "A" Stock)......................    74,000      2,815,700
        Sabre Group Holdings, Inc.
         (Class "A" Stock)(a)...................    42,419      1,518,600
        Starwood Hotels & Resorts Worldwide,
         Inc....................................    62,600      2,058,914
                                                           --------------
                                                               26,862,117
                                                           --------------
      Machinery -- 0.6%
        Caterpillar, Inc.(b)....................   103,200      5,051,640
        Deere & Co.(b)..........................    71,900      3,444,010
        Dover Corp..............................    59,500      2,082,500

       COMMON STOCKS                                          Value
                                                 Shares      (Note 2)
       (Continued)                              --------- --------------
       Machinery (cont'd.)
         Eaton Corp............................    19,100 $    1,389,525
         Ingersoll-Rand Co. (Class "A" Stock)..    51,850      2,367,471
         Parker Hannifin Corp.(b)..............    36,425      1,740,751
         Snap-on, Inc..........................    19,800        587,862
         Thermo Electron Corp.(a)..............    57,000        940,500
                                                          --------------
                                                              17,604,259
                                                          --------------
       Media -- 2.9%
         AOL Time Warner, Inc.(a).............. 1,346,820     19,811,722
         Clear Channel Communications, Inc.(a).   184,500      5,907,690
         Comcast Corp. (Special Class "A")(a)..   285,700      6,811,088
         Dow Jones & Co., Inc..................    24,800      1,201,560
         Gannett Co., Inc......................    80,000      6,072,000
         Interpublic Group of Cos., Inc........   116,200      2,877,112
         Knight-Ridder, Inc....................    26,100      1,642,995
         McGraw Hill, Inc......................    58,000      3,462,600
         Meredith Corp.........................    17,800        682,630
         New York Times Co. (The) (Class "A"
          Stock)(b)............................    45,700      2,353,550
         R.R. Donnelley & Sons, Co.............    36,200        997,310
         Tribune Co............................    90,300      3,928,050
         Univision Communications, Inc.
          (Class "A" Stock)(a)(b)..............    61,000      1,915,400
         Viacom, Inc. (Class "B" Stock)(a).....   541,636     24,032,390
                                                          --------------
                                                              81,696,097
                                                          --------------
       Metals - Ferrous -- 0.1%
         Allegheny Technologies, Inc...........    28,940        457,252
         Nucor Corp............................    21,800      1,417,872
         United States Steel Corp..............    31,540        627,331
         Worthington Industries, Inc...........    24,000        434,400
                                                          --------------
                                                               2,936,855
                                                          --------------
       Metals - Non Ferrous -- 0.5%
         Alcan Aluminum, Ltd...................    99,750      3,742,620
         Alcoa, Inc............................   254,876      8,449,139
         INCO, Ltd.(a)(b)......................    58,200      1,317,648
                                                          --------------
                                                              13,509,407
                                                          --------------
       Mineral Resources -- 0.1%
         Burlington Resources, Inc.............    62,917      2,390,846
         Phelps Dodge Corp.(b).................    23,528        969,354
                                                          --------------
                                                               3,360,200
                                                          --------------
       Miscellaneous - Basic Industry -- 1.8%
         AES Corp.(a)(b).......................   171,700        930,614
         BB&T Corp.............................   142,100      5,485,060
         Crane Co..............................    21,625        548,843
         Danaher Corp..........................    44,100      2,926,035
         Ecolab, Inc...........................    36,900      1,705,887
         Fortune Brands, Inc...................    45,600      2,553,600
         Honeywell, Inc........................   250,150      8,812,784
         Illinois Tool Works, Inc..............    91,900      6,276,770
         International Game Technology(a)......    27,800      1,576,260
         ITT Industries, Inc...................    25,000      1,765,000
         Millipore Corp.(b)....................    16,200        518,076
         Pall Corp.............................    41,000        850,750
         PPG Industries, Inc.(b)...............    50,700      3,138,330
         Sealed Air Corp.(a)(b)................    22,910        922,586
         Textron, Inc..........................    40,100      1,880,690

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B61

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


COMMON STOCKS                                                         Value
                                                         Shares      (Note 2)
(Continued)                                             --------- --------------
Miscellaneous - Basic Industry (cont'd.)
 Tyco International, Ltd...............................   612,043 $    8,268,701
 W.W. Grainger, Inc....................................    27,500      1,377,750
                                                                  --------------
                                                                      49,537,736
                                                                  --------------
Miscellaneous - Consumer Growth/Stable -- 0.6%
 3M Co.................................................   118,500     14,575,500
 American Greetings Corp. (Class "A" Stock)(b).........    24,800        413,168
 Black & Decker Corp...................................    25,800      1,243,560
                                                                  --------------
                                                                      16,232,228
                                                                  --------------
Oil & Gas -- 6.2%
 Amerada Hess Corp.....................................    25,500      2,103,750
 Anadarko Petroleum Corp...............................    76,463      3,769,626
 Ashland Oil, Inc......................................    23,100        935,550
 ChevronTexaco Corp....................................   322,761     28,564,349
 El Paso Corp.(b)......................................   156,311      3,221,570
 EOG Resources, Inc....................................    35,000      1,389,500
 Exxon Mobil Corp...................................... 2,058,570     84,236,684
 Kerr-McGee Corp.......................................    31,926      1,709,637
 Marathon Oil Corp.....................................    95,100      2,579,112
 NICOR, Inc............................................    14,200        649,650
 Phillips Petroleum Co.................................   115,400      6,794,752
 Royal Dutch Petroleum Co. ADR (Netherlands)...........   643,400     35,560,718
 Sunoco, Inc...........................................    23,500        837,305
 Unocal Corp...........................................    73,300      2,707,702
                                                                  --------------
                                                                     175,059,905
                                                                  --------------
Oil & Gas Exploration/Production -- 0.4%
 Conoco, Inc...........................................   192,357      5,347,525
 Devon Energy Corp.(b).................................    43,000      2,119,040
 Occidental Petroleum Corp.............................   116,700      3,499,833
                                                                  --------------
                                                                      10,966,398
                                                                  --------------
Oil & Gas Services -- 1.0%
 Apache Corp...........................................    42,310      2,431,979
 Baker Hughes, Inc.....................................   101,830      3,389,920
 BJ Services Co.(a)....................................    38,000      1,287,440
 Halliburton Co.(b)....................................   127,700      2,035,538
 Kinder Morgan, Inc.(b)................................    39,600      1,505,592
 McDermott International, Inc.(a)......................    20,700        167,670
 Nabors Industries, Ltd. (Barbados)(a).................    42,600      1,503,780
 Noble Corp.(a)........................................    40,600      1,567,160
 PG&E Corp.(a).........................................   117,500      2,102,075
 Rowan Cos., Inc.......................................    28,700        615,615
 Schlumberger Ltd.(b)..................................   178,200      8,286,300
 Transocean Sedco Forex, Inc...........................    93,433      2,910,438
                                                                  --------------
                                                                      27,803,507
                                                                  --------------
Precious Metals -- 0.3%
 Barrick Gold Corp.(b).................................   161,561      3,068,043
 Freeport-McMoRan Copper & Gold, Inc. (Class "B"
   Stock)(a)(b)........................................    44,200        788,970
 Newmont Mining Corp.(b)...............................   116,903      3,078,056
 Placer Dome, Inc......................................   104,000      1,165,840
                                                                  --------------
                                                                       8,100,909
                                                                  --------------

COMMON STOCKS                                                         Value
                                                         Shares      (Note 2)
(Continued)                                             --------- --------------
Railroads -- 0.5%
 Burlington Northern Sante Fe Corp.....................   121,426 $    3,642,780
 CSX Corp..............................................    62,612      2,194,551
 Norfolk Sothern Corp..................................   118,700      2,775,206
 Union Pacific Corp....................................    75,000      4,746,000
                                                                  --------------
                                                                      13,358,537
                                                                  --------------
Real Estate Investment Trust -- 0.3%
 Equity Office Properties Trust........................   122,900      3,699,290
 Equity Residential Properties Trust(b)................    85,600      2,461,000
 Simon Property Group, Inc.............................    32,000      1,178,880
                                                                  --------------
                                                                       7,339,170
                                                                  --------------
Restaurants -- 0.6%
 Darden Restaurants, Inc...............................    50,250      1,241,175
 McDonald's Corp.......................................   393,300     11,189,385
 Wendy's International, Inc.(b)........................    30,700      1,222,781
 Yum! Brands, Inc.(a)..................................    89,300      2,612,025
                                                                  --------------
                                                                      16,265,366
                                                                  --------------
Retail -- 7.6%
 Albertson's, Inc.(b)..................................   123,544      3,763,150
 AutoZone, Inc.(a).....................................    31,500      2,434,950
 Bed Bath & Beyond, Inc.(a)............................    88,600      3,343,764
 Best Buy Co., Inc.(a)(b)..............................    97,650      3,544,695
 Big Lots, Inc.(a).....................................    40,200        791,136
 Circuit City Stores, Inc..............................    66,200      1,241,250
 Costco Wholesale Corp.(a).............................   136,332      5,265,142
 CVS Corp..............................................   117,500      3,595,500
 Dillard's, Inc. (Class "A" Stock).....................    25,750        676,968
 Dollar General Corp...................................    96,203      1,830,743
 Family Dollar Stores, Inc.(b).........................    52,100      1,836,525
 Federated Department Stores, Inc.(a)(b)...............    58,800      2,334,360
 Gap, Inc. (The)(b)....................................   260,887      3,704,595
 Home Depot, Inc.......................................   714,519     26,244,283
 J.C. Penney Co., Inc.(b)..............................    76,600      1,686,732
 Kohl's Corp.(a).......................................   101,700      7,127,136
 Kroger Co. (The)(a)...................................   238,300      4,742,170
 Limited, Inc. (The)...................................   155,196      3,305,675
 Liz Claiborne, Inc....................................    31,800      1,011,240
 Lowe's Companies., Inc.(b)............................   235,300     10,682,620
 May Department Stores Co..............................    90,400      2,976,872
 Nordstrom, Inc........................................    43,300        980,745
 Office Depot, Inc.(a)(b)..............................    96,000      1,612,800
 Safeway, Inc.(a)......................................   144,600      4,220,874
 Sears, Roebuck & Co...................................    96,200      5,223,660
 Sherwin-Williams Co.(b)...............................    47,300      1,415,689
 Staples, Inc.(a)......................................   146,200      2,880,140
 Starbucks Corp.(a)....................................   112,400      2,793,140
 Supervalu, Inc........................................    39,000        956,670
 Target Corp...........................................   273,268     10,411,511
 Tiffany & Co.(b)......................................    43,300      1,524,160
 TJX Cos., Inc.........................................   165,600      3,247,416
 Toys 'R' Us, Inc.(a)..................................    61,250      1,070,037
 Wal-Mart Stores, Inc.................................. 1,348,300     74,169,983
 Walgreen Co...........................................   311,900     12,048,697
 Winn-Dixie Stores, Inc.(b)............................    42,900        668,811
                                                                  --------------
                                                                     215,363,839
                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B62

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


        COMMON STOCKS                                        Value
                                                Shares      (Note 2)
        (Continued)                            --------- --------------
        Rubber -- 0.1%
          B.F. Goodrich Co....................    31,800 $      868,776
          Cooper Tire & Rubber Co.............    23,800        489,090
          Goodyear Tire & Rubber Co...........    49,200        920,532
                                                         --------------
                                                              2,278,398
                                                         --------------
        Telecommunications -- 4.8%
          ADC Telecommunications, Inc.(a).....   262,400        600,896
          Alltel Corp.........................    92,200      4,333,400
          Andrew Corp.(a).....................    29,112        434,351
          AT&T Corp........................... 1,109,867     11,875,577
          AT&T Wireless Services, Inc.(a)(b)..   831,343      4,863,356
          BellSouth Corp......................   567,500     17,876,250
          CenturyTel, Inc.(b).................    43,100      1,271,450
          CIENA Corp.(a)(b)...................    91,000        381,290
          Citizens Communications Co.(a)(b)...    83,000        693,880
          Lucent Technologies, Inc.(a)(b)..... 1,060,105      1,759,774
          Motorola, Inc.......................   675,495      9,740,638
          Nextel Communications, Inc.
           (Class "A" Stock)(a)...............   252,600        810,846
          Nortel Networks Corp.(a)............   996,280      1,444,606
          QUALCOMM, Inc.(a)(b)................   235,000      6,460,150
          Qwest Communications International,
           Inc.(a)(b).........................   513,947      1,439,052
          SBC Communications, Inc............. 1,014,774     30,950,607
          Scientific-Atlanta, Inc.(b).........    52,800        868,560
          Sprint Corp.........................   272,200      2,888,042
          Sprint Corp. (PCS Group)(a)(b)......   306,200      1,368,714
          Tellabs, Inc.(a)....................   129,000        799,800
          Verizon Communications, Inc.........   823,438     33,061,036
                                                         --------------
                                                            133,922,275
                                                         --------------
        Textiles
          VF Corp.............................    32,236      1,263,974
                                                         --------------
        Tobacco -- 0.1%
          UST, Inc............................    48,900      1,662,600
                                                         --------------
        Toy Manufacturer -- 0.1%
          Hasbro, Inc.(b).....................    47,650        646,134
          Mattel, Inc.........................   131,481      2,771,619
                                                         --------------
                                                              3,417,753
                                                         --------------
        Trucking & Shipping -- 0.2%
          Federal Express Corp................    91,740      4,898,916
          Ryder System, Inc...................    20,600        558,054
                                                         --------------
                                                              5,456,970
                                                         --------------
        Utilities - Electric & Gas -- 0.4%
          Dynegy, Inc. (Class "A" Stock)(b)...   113,300        815,760
          Eelon Corp..........................    98,875      5,171,163
          KeySpan Corp.(b)....................    43,400      1,634,010
          NiSource, Inc.......................    61,300      1,338,179
          Progress Energy, Inc................    65,214      3,391,780
                                                         --------------
                                                             12,350,892
                                                         --------------
        Utilities - Electric -- 1.8%
          Allegheny Energy, Inc...............    35,200        906,400
          Ameren Corp.(b).....................    40,900      1,759,109

      COMMON STOCKS                                             Value
                                                   Shares      (Note 2)
      (Continued)                                 --------- --------------
      Utilities - Electric (cont'd.)
        American Electric Power Co., Inc.(b).....    99,640 $    3,987,593
        Calpine Corp.(a)(b)......................    95,000        667,850
        CMS Energy Corp.(b)......................    43,100        473,238
        Consolidated Edison, Inc.(b).............    66,600      2,780,550
        Constellation Energy Group...............    53,550      1,571,157
        Dominion Resources, Inc.(b)..............    80,442      5,325,260
        DTE Energy Co............................    48,700      2,173,968
        Duke Energy Co...........................   255,062      7,932,428
        Edison International(a)..................    95,900      1,630,300
        Entergy Corp.............................    68,000      2,885,920
        FirstEnergy Corp.........................    90,636      3,025,430
        FPL Group, Inc.(b).......................    54,700      3,281,453
        Mirant Corp.(a)..........................   119,030        868,919
        Public Service Enterprise Group, Inc.(b).    63,700      2,758,210
        Reliant Energy, Inc......................    90,610      1,531,309
        Southern Co.(b)..........................   210,400      5,764,960
        TECO Energy, Inc.(b).....................    40,700      1,007,325
                                                            --------------
                                                                50,331,379
                                                            --------------
      Waste Management -- 0.2%
        Allied Waste Industries, Inc.(a).........    68,000        652,800
        Waste Management, Inc.(b)................   187,030      4,872,131
                                                            --------------
                                                                 5,524,931
                                                            --------------
      TOTAL LONG-TERM INVESTMENTS
       (cost $2,308,107,387)...............................  2,753,322,514
                                                            --------------
      CONTINGENT VALUE OBLIGATION
      Utilities - Electric & Gas
        Progress Energy, Inc.(a)
         (cost $17,640)..........................    36,000              0
                                                            --------------

               SHORT-TERM INVESTMENTS -- 13.0%
               Commercial Paper -- 2.2%
                                                Principal
               Interest    Maturity    Moody's   Amount
                 Rate        Date      Rating     (000)
               --------   --------     -------  ---------
               American Electric Power,
                2.20%     07/19/02(c)    P-2     $20,000  19,978,000
               Phillips Petroleum Co.,
                2.03%     08/15/02(c)    P-2      22,000  21,944,313
                2.04%     08/28/02(c)    P-2      20,500  20,432,623
                                                          ----------
                                                          62,354,936
                                                          ----------
               U.S. Government Obligations -- 0.2%
                 United States Treasury Bills,
                  1.67%, 09/19/02(d).........      5,700   5,678,843
                                                          ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B63

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                    SHORT-TERM                                         Value
                                                         Shares       (Note 2)
                    INVESTMENTS (Continued)            ----------- --------------
                    Mutual Fund -- 10.6%
                    Prudential Core Investment Fund --
                     Taxable Money Market Series
                     (Note 4)(c)...................... 299,686,111 $  299,686,111
                                                                   --------------
                    TOTAL SHORT-TERM INVESTMENTS
                     (cost $367,719,890)..........................    367,719,890
                                                                   --------------
                    TOTAL INVESTMENTS -- 110.8%
                     (cost $2,675,827,277; Note 7)................  3,121,042,404
                                                                   --------------
                    VARIATION MARGIN ON OPEN FUTURES
                     CONTRACTS(e).................................       (107,350)
                    LIABILITIES IN EXCESS OF OTHER
                     ASSETS -- (10.8)%............................   (304,856,467)
                                                                   --------------
                    NET ASSETS -- 100.0%.......................... $2,816,078,587
                                                                   ==============

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   NV  Naamloze Vennootschap (Dutch Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $300,269,932; cash collateral $315,396,500 was received with which the portfolio purchased securities.

(c)Represents security or portion there of, purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Open futures contracts as of June 30, 2002 are as follows:

   Number of                  Expiration  Value at     Value at
   Contracts        Type         Date    Trade Date  June 30, 2002 Depreciation
--------------- ------------- ---------- ----------- ------------- ------------
Long Positions:
      226       S&P 500 Index  Sept 02   $58,074,826  $55,940,650  $(2,134,176)
                                                                   ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B64

                                ----------------
                                VALUE PORTFOLIO
                                ----------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



       LONG-TERM INVESTMENTS -- 96.4%                         Value
                                                 Shares      (Note 2)
       COMMON STOCKS -- 96.2%                   --------- --------------
       Advertising -- 0.7%
         Lamar Advertising Co.(a)..............   287,100 $   10,682,991
                                                          --------------
       Aerospace & Defense -- 2.0%
         Boeing Co.............................    88,552      3,984,840
         Honeywell International, Inc..........   233,300      8,219,159
         Northrop Grumman Corp.(b).............    52,500      6,562,500
         Raytheon Co...........................   144,000      5,868,000
         United Technologies Corp..............    98,400      6,681,360
                                                          --------------
                                                              31,315,859
                                                          --------------
       Airlines -- 0.9%
         AMR Corp.(a)..........................    69,000      1,163,340
         Continental Airlines, Inc.
          (Class "B" Stock)(a).................   356,700      5,628,726
         Delta Air Lines, Inc..................   326,300      6,526,000
                                                          --------------
                                                              13,318,066
                                                          --------------
       Auto Components -- 0.1%
         Johnson Controls, Inc.................    22,600      1,844,386
                                                          --------------
       Automobiles -- 0.8%
         Ford Motor Co.........................   162,800      2,604,800
         Navistar International Corp...........   294,800      9,433,600
                                                          --------------
                                                              12,038,400
                                                          --------------
       Banks -- 4.5%
         Bank of America Corp..................   377,300     26,546,828
         Comerica, Inc.........................   129,000      7,920,600
         FleetBoston Financial Corp............   186,800      6,042,980
         Mellon Financial Corp.................    83,500      2,624,405
         PNC Financial Services Group..........   148,400      7,758,352
         Washington Mutual, Inc................   140,200      5,202,822
         Wells Fargo & Co......................   280,900     14,061,854
                                                          --------------
                                                              70,157,841
                                                          --------------
       Chemicals -- 2.2%
         Dow Chemical Co.......................   299,500     10,296,810
         Eastman Chemical Co...................    85,952      4,031,149
         IMC Global, Inc.(b)...................   539,000      6,737,500
         Lyondell Chemical Co.(b)..............   617,800      9,328,780
         Praxair, Inc..........................    71,150      4,053,415
                                                          --------------
                                                              34,447,654
                                                          --------------
       Commercial Services & Supplies -- 0.7%
         Waste Management, Inc.................   395,800     10,310,590
                                                          --------------
       Communications Equipment -- 1.0%
         3Com Corp.(a)......................... 1,761,600      7,751,040
         Cisco Systems, Inc.(a)................   158,000      2,204,100
         Lucent Technologies, Inc.(a)..........   419,100        695,706
         Motorola, Inc.........................   301,000      4,340,420
         Nortel Networks Corp. (Canada)........   180,900        262,305
                                                          --------------
                                                              15,253,571
                                                          --------------
       Computers & Peripherals -- 1.6%
         Dell Computer Corp.(a)................    46,200      1,207,668
         EMC Corp.(a)..........................   522,700      3,946,385
         Hewlett-Packard Co.................... 1,066,050     16,289,244
         International Business Machines Corp..    27,500      1,980,000
         Sun Microsystems, Inc.(a).............   203,222      1,018,142
                                                          --------------
                                                              24,441,439
                                                          --------------

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                            --------- ------------
         Construction & Engineering -- 0.4%
           McDermott International, Inc.(a)....   708,800 $  5,741,280
                                                          ------------
         Diversified Consumer Products -- 0.2%
           Fortune Brands, Inc.................    52,200    2,923,200
                                                          ------------
         Diversified Financials -- 12.0%
           A.G. Edwards, Inc...................   211,800    8,232,666
           American Express Co.................   395,800   14,375,456
           Capital One Financial Corp..........   146,600    8,949,930
           Citigroup, Inc...................... 1,108,700   42,962,125
           Fannie Mae..........................   185,500   13,680,625
           Freddie Mac.........................   198,900   12,172,680
           Goldman Sachs Group, Inc. (The).....   116,000    8,508,600
           J.P. Morgan Chase & Co..............   367,500   12,465,600
           Legg Mason, Inc.....................   124,000    6,118,160
           Lehman Brothers Holdings, Inc.(b)...   382,200   23,895,144
           Merrill Lynch & Co., Inc............   509,920   20,651,760
           Morgan Stanley Dean Witter & Co.....   142,000    6,117,360
           Principal Financial Group,
            Inc. (The)(a)......................   295,600    9,163,600
                                                          ------------
                                                           187,293,706
                                                          ------------
         Diversified Telecommunication Services -- 6.2%
           ALLTEL Corp.........................   308,300   14,490,100
           AT&T Corp...........................   811,900    8,687,330
           BellSouth Corp......................   679,360   21,399,840
           General Motors Corp.
            (Class "H" Stock)(a)...............   254,200    2,643,680
           SBC Communications, Inc.............   795,430   24,260,615
           Verizon Communications, Inc.........   623,300   25,025,495
                                                          ------------
                                                            96,507,060
                                                          ------------
         Electric Utilities -- 3.4%
           American Electric Power Co., Inc....   143,800    5,754,876
           Cinergy Corp........................    45,100    1,623,149
           Constellation Energy Group, Inc.....    57,300    1,681,182
           Duke Energy Corp....................   343,330   10,677,563
           Exelon Corp.........................   123,300    6,448,590
           FPL Group, Inc......................   126,900    7,612,731
           NiSource, Inc.(b)...................   265,800    5,802,414
           PG&E Corp.(a).......................   240,500    4,302,545
           Pinnacle West Capital Corp..........    52,500    2,073,750
           TXU Corp............................   120,700    6,222,085
                                                          ------------
                                                            52,198,885
                                                          ------------
         Electrical Equipment -- 0.8%
           Emerson Electric Co.................   126,300    6,758,313
           Harris Corp.(b).....................   149,900    5,432,376
                                                          ------------
                                                            12,190,689
                                                          ------------
         Electronic Equipment & Instruments -- 2.5%
           Amphenol Corp. (Class "A" Stock)(a).   185,400    6,674,400
           Arrow Electronics, Inc.(a)(b).......   391,000    8,113,250
           Avnet, Inc..........................   275,000    6,047,250
           Ingram Micro, Inc.
            (Class "A" Stock)(a)...............   775,100   10,657,625
           Solectron Corp.(a)(b)............... 1,219,300    7,498,695
                                                          ------------
                                                            38,991,220
                                                          ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B65

                          ----------------------------
                          VALUE PORTFOLIO (Continued)
                          ----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                                --------- ------------
       Energy Equipment & Services -- 3.2%
         Baker Hughes, Inc.......................   134,600 $  4,480,834
         ENSCO International, Inc................   606,900   16,544,094
         FMC Technologies, Inc.(a)...............   168,400    3,495,984
         GlobalSantaFe Corp.(b)..................   437,100   11,954,685
         Schlumberger, Ltd.......................   108,900    5,063,850
         Weatherford International, Ltd.(b)......   178,900    7,728,480
                                                            ------------
                                                              49,267,927
                                                            ------------
       Food & Beverages -- 2.8%
         Anheuser-Busch Cos., Inc................   222,000   11,100,000
         ConAgra Foods, Inc.(b)..................   604,700   16,719,955
         General Mills, Inc......................   119,900    5,285,192
         Sara Lee Corp...........................   501,550   10,351,992
                                                            ------------
                                                              43,457,139
                                                            ------------
       Gas Utilities -- 2.4%
         El Paso Corp.(b)........................ 1,092,500   22,516,425
         Sempra Energy...........................   669,300   14,811,609
                                                            ------------
                                                              37,328,034
                                                            ------------
       Healthcare Equipment & Supplies -- 0.4%
         Baxter International, Inc...............   156,830    6,971,094
                                                            ------------
       Healthcare Providers & Services -- 3.0%
         Anthem, Inc.(a)(b)......................   181,500   12,247,620
         HCA-The Healthcare Co...................   439,500   20,876,250
         Health Management Associates, Inc.(a)...   202,600    4,082,390
         Humana, Inc.(a).........................   424,300    6,631,809
         Tenet Healthcare Corp.(a)...............    48,200    3,448,710
                                                            ------------
                                                              47,286,779
                                                            ------------
       Hotels Restaurants & Leisure -- 1.4%
         Harrah's Entertainment, Inc.(a).........   106,300    4,714,405
         McDonald's Corp.........................   304,100    8,651,645
         Starwood Hotels & Resorts
          Worldwide Inc..........................   135,700    4,463,173
         Wendy's International, Inc..............   105,600    4,206,048
                                                            ------------
                                                              22,035,271
                                                            ------------
       Household Products -- 0.7%
         Colgate-Palmolive Co....................   124,500    6,231,225
         Kimberly-Clark Corp.....................    48,100    2,982,200
         Procter & Gamble Co.....................    25,600    2,286,080
                                                            ------------
                                                              11,499,505
                                                            ------------
       Industrial Conglomerates -- 0.9%
         General Electric Co.....................   409,000   11,881,450
         Textron, Inc............................    43,400    2,035,460
                                                            ------------
                                                              13,916,910
                                                            ------------
       Insurance -- 7.8%
         Allstate Corp.(b).......................   403,500   14,921,430
         American International Group, Inc.......   223,000   15,215,290
         Chubb Corp..............................    44,500    3,150,600
         Hartford Financial Services Group, Inc..   363,600   21,623,292
         Lincoln National Corp...................   286,500   12,033,000
         Loews Corp..............................   195,400   10,354,246
         Marsh & McLennan Cos., Inc..............    73,400    7,090,440
         St. Paul Cos., Inc......................   328,200   12,773,544
         Travelers Property Casualty Corp.
          (Class "A" Stock)(a)...................   402,600    7,126,020
         XL Capital, Ltd. (Class "A" Stock)(b)...   198,000   16,770,600
                                                            ------------
                                                             121,058,462
                                                            ------------

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        IT Consulting & Services -- 0.1%
          Electronic Data Systems Corp.........     7,500 $      278,625
          KPMG Consulting, Inc.(a).............   110,300      1,639,058
                                                          --------------
                                                               1,917,683
                                                          --------------
        Leisure Equipment & Products -- 0.5%
          Brunswick Corp.......................    77,400      2,167,200
          Mattel, Inc..........................   251,300      5,297,404
                                                          --------------
                                                               7,464,604
                                                          --------------
        Machinery -- 1.1%
          Deere & Co...........................    40,700      1,949,530
          Eaton Corp...........................    12,700        923,925
          Illinois Tool Works, Inc.............    85,700      5,853,310
          Ingersoll-Rand Co. (Class "A" Stock)
           (Bermuda)...........................   175,800      8,027,028
                                                          --------------
                                                              16,753,793
                                                          --------------
        Marine -- 0.6%
          General Maritime Corp.(a)............   292,500      2,808,000
          Teekay Shipping Corp. (Bahamas)(b)...   173,600      6,407,576
                                                          --------------
                                                               9,215,576
                                                          --------------
        Media -- 3.5%
          AOL Time Warner, Inc.(a).............   284,600      4,186,466
          Gannett Co., Inc.....................    53,900      4,091,010
          Interpublic Group of Cos., Inc.......   133,700      3,310,412
          Liberty Media Corp.
           (Class "A" Stock)(a)................   444,100      4,441,000
          McGraw-Hill Cos., Inc................   132,200      7,892,340
          New York Times Co. (The)
           (Class "A" Stock)...................   256,200     13,194,300
          Viacom, Inc. (Class "B" Stock)(a)....   402,900     17,876,673
                                                          --------------
                                                              54,992,201
                                                          --------------
        Metals & Mining -- 1.8%
          Alcoa, Inc.(a).......................   382,000     12,663,300
          Freeport-McMoRan Copper & Gold,
           Inc. (Class "B" Stock)(a)(b)........   469,200      8,375,220
          Stillwater Mining Co.(a).............   393,300      6,402,924
                                                          --------------
                                                              27,441,444
                                                          --------------
        Office Electronics -- 0.9%
          Xerox Corp.(a)(b).................... 1,932,800     13,471,616
                                                          --------------
        Oil & Gas -- 6.3%
          Amerada Hess Corp....................    73,300      6,047,250
          Anadarko Petroleum Corp..............    41,600      2,050,880
          ChevronTexaco Corp...................   123,000     10,885,500
          Conoco, Inc..........................   385,800     10,725,240
          Exxon Mobil Corp.....................   403,700     16,519,404
          Kerr-McGee Corp......................    62,700      3,357,585
          Occidental Petroleum Corp............   294,800      8,841,052
          Premcor, Inc.(a).....................    59,600      1,532,912
          Sunoco, Inc..........................    99,800      3,555,874
          Talisman Energy, Inc. (Canada)(b)....   376,700     17,008,005
          TotalFinaElf SA, ADR (France)........   135,000     10,921,500
          Unocal Corp..........................    62,500      2,308,750
          Valero Energy Corp...................    72,000      2,694,240
          Williams Cos., Inc...................   273,000      1,635,270
                                                          --------------
                                                              98,083,462
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B66

                          ----------------------------
                          VALUE PORTFOLIO (Continued)
                          ----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                 Value
                                                    Shares      (Note 2)
     COMMON STOCKS (Continued)                     --------- --------------
     Paper & Forest Products -- 4.7%
      Boise Cascade Corp..........................   269,900 $    9,319,647
      Georgia-Pacific Group(b)....................   373,400      9,178,172
      International Paper Co......................   361,400     15,749,812
      MeadWestvaco Corp...........................    78,282      2,627,144
      Temple-Inland, Inc.(b)......................   394,900     22,848,914
      Weyerhaeuser Co.............................   212,500     13,568,125
                                                             --------------
                                                                 73,291,814
                                                             --------------
     Pharmaceuticals -- 2.6%
      Abbott Laboratories.........................   127,300      4,792,845
      Johnson & Johnson...........................    31,700      1,656,642
      Merck & Co., Inc............................   131,900      6,679,416
      Pfizer, Inc.................................   404,300     14,150,500
      Pharmacia Corp..............................   101,200      3,789,940
      Wyeth.......................................   175,742      8,997,991
                                                             --------------
                                                                 40,067,334
                                                             --------------
     Railroads -- 0.3%
      Union Pacific Corp..........................    72,000      4,556,160
                                                             --------------
     Real Estate Investment Trust -- 1.4%
      Avalonbay Communities, Inc..................   133,900      6,253,130
      Boston Properties, Inc.(b)..................   245,900      9,823,705
      Equity Office Properties Trust..............   172,660      5,197,066
                                                             --------------
                                                                 21,273,901
                                                             --------------
     Retail -- 3.9%
      Circuit City Stores-Circuit City Group......   393,200      7,372,500
      Costco Wholesale Corp.(a)...................   208,300      8,044,546
      Federated Department Stores, Inc.(a)........   379,900     15,082,030
      Home Depot, Inc.............................   191,400      7,030,122
      May Department Stores Co....................   111,600      3,674,988
      Target Corp.................................   171,700      6,541,770
      Toys 'R' Us, Inc.(a)........................   725,500     12,674,485
                                                             --------------
                                                                 60,420,441
                                                             --------------
     Semiconductor Equipment & Products -- 1.3%
      Agere Systems, Inc. (Class "A" Stock)(b)....   426,400        596,960
      Agere Systems, Inc. (Class "B" Stock)(b).... 4,049,800      6,074,700
      Analog Devices, Inc.(a).....................    53,800      1,597,860
      Intel Corp..................................    98,200      1,794,114
      LSI Logic Corp.(a)..........................   327,800      2,868,250
      National Semiconductor Corp.(a)(b)..........   213,400      6,224,878
      Texas Instruments, Inc......................    79,500      1,884,150
                                                             --------------
                                                                 21,040,912
                                                             --------------

                                                             Value
       COMMON STOCKS                           Shares       (Note 2)
       (Continued)                           ----------- --------------
       Software -- 2.4%
         BMC Software, Inc.(a)..............     539,200 $    8,950,720
         Microsoft Corp.(a).................     187,200     10,239,840
         Synopsys, Inc.(a)..................     330,100     18,092,781
                                                         --------------
                                                             37,283,341
                                                         --------------
       Textiles & Apparel -- 0.3%
         Jones Apparel Group, Inc.(a).......     114,900      4,308,750
                                                         --------------
       Tobacco -- 1.9%
         Loews Corp. -- Carolina Group......     336,800      9,110,440
         Philip Morris Co., Inc.............     460,000     20,092,800
                                                         --------------
                                                             29,203,240
                                                         --------------
       TOTAL COMMON STOCKS
         (cost $1,562,114,058)........................    1,493,264,230
                                                         --------------
       PREFERRED STOCKS -- 0.2%
       Oil & Gas
         Williams Cos., Inc., 9.00%
          (cost $6,927,500).................     277,100      3,485,918
                                                         --------------
       TOTAL LONG-TERM INVESTMENTS
         (cost $1,569,041,558)........................    1,496,750,148
                                                         --------------
       SHORT-TERM INVESTMENTS -- 11.7%
       Mutual Fund -- 10.7%
         Prudential Core Investment Fund --
          Taxable Money Market Series(c),
          (Note 4).......................... 166,673,324    166,673,324
                                                         --------------

                                              Principal
                                               Amount
                                                (000)
                                             -----------
       Repurchase Agreements -- 1.0%
       Joint Repurchase Agreement Account,
        1.95%, 07/01/02 (Note 5)............     $ 4,964      4,964,000
       State Street Repurchase Agreement,
        1.25%, 07/01/02(d)..................      10,345     10,344,612
                                                         --------------
                                                             15,308,612
                                                         --------------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $181,981,936).............................    181,981,936
                                                         --------------
       TOTAL INVESTMENTS -- 108.1%
        (cost $1,751,023,494; Note 7)...................  1,678,732,084
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (8.1)%................................   (125,323,647)
                                                         --------------
       NET ASSETS -- 100.0%............................. $1,553,408,436
                                                         ==============

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $135,629,494; cash collateral $143,157,046 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)State Street Bank & Trust Company Repurchase Agreement, repurchase price $10,345,690 due 07/01/02. The value of the collateral including accrued interest was $10,554,574.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B67

                        --------------------------------
                        ZERO COUPON BOND PORTFOLIO 2005
                        --------------------------------

                                                      June 30, 2002 (Unaudited)


                                                                       Principal
                                                      Maturity          Amount      Value
                                                        Date             (000)     (Note 2)
                                                      --------         --------- -----------
    LONG-TERM INVESTMENTS -- 98.0%
    LONG-TERM BONDS

    U.S. GOVERNMENT AGENCY OBLIGATIONS
      Federal National Mortgage Association.......... 01/24/05           $ 1,400 $ 1,268,106
      Federal National Mortgage Association.......... 01/24/06             2,320   1,996,685
      Financing Corp................................. 03/07/04             3,350   3,178,480
      Financing Corp................................. 11/11/05               425     372,610
      Financing Corp................................. 02/08/05               688     624,064
      Financing Corp................................. 08/08/07             2,070   1,635,569
      Resolution Funding Corp........................ 07/15/07             4,350   3,499,662
      United States Treasury Strip................... 08/15/05            38,245  34,202,504
      United States Treasury Strip................... 02/15/06             7,970   6,954,064
      United States Treasury Strip................... 08/15/07             6,400   5,183,040
                                                                                 -----------
    TOTAL LONG-TERM INVESTMENTS
     (cost $54,427,152).........................................................  58,914,784
                                                                                 -----------
    SHORT-TERM INVESTMENT -- 3.4%
                                                                        Shares
                                                                       ---------
    MUTUAL FUND
      Prudential Core Investment Fund -- Taxable Money Market Series
       (cost $2,026,494; Note 4)....................................   2,026,494   2,026,494
                                                                                 -----------
    TOTAL INVESTMENTS -- 101.4%
     (cost $56,453,646; Note 7).................................................  60,941,278
                                                                                 -----------
    LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.4)%.............................    (817,815)
                                                                                 -----------
    NET ASSETS -- 100.0%........................................................ $60,123,463
                                                                                 ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B68

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.
                                  (Unaudited)

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to fourteen Portfolios: Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio (formerly known as Prudential Jennison Portfolio), Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, Value Portfolio and Zero Coupon Bond Portfolio 2005.

       The Portfolios of the Series Fund have the following as investment objectives:

       Conservative Balanced Portfolio: Total return consistent with a conservatively managed diversified portfolio by investing in money market instruments, bonds and common stocks of both established and smaller companies.

       Diversified Bond Portfolio: High level of income over the long-term while providing reasonable safety of capital by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

       Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established companies.

       Flexible Managed Portfolio: High total return by investing in money market instruments, bonds and common stocks.

       Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

       Government Income Portfolio: High level of income over the long-term by investing primarily in intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies, mortgage-backed securities and foreign government securities.

       High Yield Bond Portfolio: High total return by investing primarily in noninvestment-grade bonds.

       Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies that the Portfolio manager believes offer above-average growth prospects.

       Money Market Portfolio: Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S government and its agencies that generally mature in 13 months or less. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

       Natural Resources Portfolio: Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

       Small Capitalization Stock Portfolio: Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor's Small Capitalization Stock Index (the "S&P 600 SmallCap Index") by investing primarily in stocks of the S&P 600 SmallCap Index.

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

       Value Portfolio: Capital appreciation by investing in common stocks that are undervalued.

       Zero Coupon Bond Portfolio 2005: Highest predictable compound investment return by investing primarily in debt obligations of the U.S. Treasury and corporations, issued without interest coupons or stripped of their interest coupons. The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolio to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Securities listed on an exchange or NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation, or if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a

                                      C1
       principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments LLC ("PI"), under the direction of the Series Fund's Board of Directors.

       The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in 60 days or less are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

       The High Yield Bond Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at June 30, 2002 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

       (ii) purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain
       (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt

                                      C2
       of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain
       (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain
       (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. The Portfolio may bear the risk of delay in recovery of, or even loss of right in, the securities loaned should the borrower of the securities fail financially. The Portfolio receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain (loss) in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the six months ended June 30, 2002, PSI has been compensated by the following amounts:

                 Conservative Balanced Portfolio..... $151,159
                 Diversified Bond Portfolio..........  136,273
                 Flexible Managed Portfolio..........  170,574
                 Global Portfolio....................  132,806
                 Government Income Portfolio.........   37,592
                 High Yield Bond Portfolio...........   76,168
                 Jennison Portfolio..................   12,806
                 Small Capitalization Stock Portfolio   51,433
                 Stock Index Portfolio...............  132,992
                 Value Portfolio.....................   67,967
                                                      --------
                                                      $969,770
                                                      ========

       Swaps: Certain portfolios of the Series Fund may enter into interest rate and total return swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain
       (loss) is included in net unrealized appreciation (depreciation) on investments. Gain (loss) is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (loss) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       For Portfolio's with multiple classes of shares, net investment income
       (loss), other than administration and distribution fees, and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

                                      C3

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. The Diversified Bond, Government Income, High Yield and Zero Coupon Bond Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 3: Agreements

       The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ("PIM"), Jennison Associates LLC ("Jennison"), Victory Capital Management ("Victory"), GE Asset Management ("GEAM"), Salomon Brothers Asset Management ("Salomon") and Deutsche Asset Management, Inc. ("Deutsche") (collectively, the "Subadvisers"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

       The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                                                     Management
                             Portfolio                  Fee
                             ---------               ----------
                Conservative Balanced Portfolio.....    0.55%
                Diversified Bond Portfolio..........    0.40
                Equity Portfolio....................    0.45
                Flexible Managed Portfolio..........    0.60
                Global Portfolio....................    0.75
                Government Income Portfolio.........    0.40
                High Yield Bond Portfolio...........    0.55
                Jennison Portfolio..................    0.60
                Money Market Portfolio..............    0.40
                Natural Resources Portfolio.........    0.45
                Small Capitalization Stock Portfolio    0.40
                Stock Index Portfolio...............    0.35
                Value Portfolio.....................    0.40
                Zero Coupon Bond Portfolio 2005.....    0.40

       The Subadviser provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

                     Portfolio                      Subadviser(s)
                     ---------                      -------------
        Conservative Balanced Portfolio..... PIM
        Diversified Bond Portfolio.......... PIM
        Equity Portfolio.................... Jennison, GEAM, Salomon
        Flexible Managed Portfolio.......... PIM
        Global Portfolio.................... Jennison
        Government Income Portfolio......... PIM
        High Yield Bond Portfolio........... PIM
        Jennison Portfolio.................. Jennison
        Money Market Portfolio.............. PIM
        Natural Resources Portfolio......... Jennison
        Small Capitalization Stock Portfolio PIM
        Stock Index Portfolio............... PIM
        Value Portfolio..................... Jennison, Deutsche, Victory
        Zero Coupon Bond Portfolio 2005..... PIM

                                      C4

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PI has agreed to reimburse each Portfolio (other than the Global Portfolio) the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                                  Class I Class II
                                                  Expense Expense
                          Portfolio                limit   limit
                          ---------               ------- --------
             Conservative Balanced Portfolio.....  0.75%     N/A
             Diversified Bond Portfolio..........  0.75      N/A
             Equity Portfolio....................  0.75     1.15%
             Flexible Managed Portfolio..........  0.75      N/A
             Government Income Portfolio.........  0.75      N/A
             High Yield Bond Portfolio...........  0.75      N/A
             Jennison Portfolio..................  0.75     1.15
             Money Market Portfolio..............  0.75      N/A
             Natural Resources Portfolio.........  0.75      N/A
             Small Capitalization Stock Portfolio  0.75      N/A
             Stock Index Portfolio...............  0.75      N/A
             Value Portfolio.....................  0.75     1.15
             Zero Coupon Bond Portfolio 2005.....  0.75      N/A

       N/A -- Not applicable - Portfolio does not currently have Class II shares.

       PIMS, PI, PIM, PSI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

       The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with a group of banks. For the six months ended June 30, 2002, the amount of the commitment was $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2002.

                                      C5

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expense paid to nonaffiliates. During the six months ended June 30, 2002, the Series Fund incurred fees for the services of PMFS and as of June 30, 2002 fees were due to PMFS as follows:

                                           Amount Incurred
                                               for the       Amount Due
                                           Six Months Ended     as of
                   Portfolio                June 30, 2002   June 30, 2002
                   ---------               ---------------- -------------
      Conservative Balanced Portfolio.....     $ 1,500         $  200
      Diversified Bond Portfolio..........       1,800            300
      Equity Portfolio....................       2,700            500
      Flexible Managed Portfolio..........       1,500            200
      Global Portfolio....................       2,700            400
      Government Income Portfolio.........       1,000            200
      High Yield Bond Portfolio...........       1,700            300
      Jennison Portfolio..................       3,700            600
      Money Market Portfolio..............       2,900            500
      Natural Resources Portfolio.........         900            200
      Small Capitalization Stock Portfolio       1,400            200
      Stock Index Portfolio...............       2,900            500
      Value Portfolio.....................       2,700            500
      Zero Coupon Bond Portfolio 2005.....         400            100
                                               -------         ------
                                               $27,800         $4,700
                                               =======         ======

       For the six months ended June 30, 2002, PSI earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

                             Portfolio      Commissions
                             ---------      -----------
                         Equity Portfolio..  $ 15,021
                         Jennison Portfolio   132,071
                                             --------
                                             $147,092
                                             ========

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended June 30, 2002, the following Portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

                                                       Securities Lending
                                              Cash         Collateral
                   Portfolio               Investment      Investment
                   ---------               ----------- ------------------
      Conservative Balanced Portfolio.....          --     $  296,913
      Diversified Bond Portfolio.......... $ 2,301,045        381,517
      Equity Portfolio....................   1,364,908             --
      Flexible Managed Portfolio..........  10,345,177        334,254
      Global Portfolio....................     318,251         66,437
      Government Income Portfolio.........   1,077,732        970,454
      High Yield Portfolio................     349,452      1,058,135
      Jennison Portfolio..................     512,246             --
      Natural Resources Portfolio.........      39,279             --
      Small Capitalization Stock Portfolio          --        178,743
      Stock Index Portfolio...............     697,309        298,671
      Value Portfolio.....................     812,818         37,488
      Zero Coupon Bond Portfolio 2005.....      15,769             --

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $91,477,000 as of June 30, 2002. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                Principal  Percentage
                       Portfolio                 Amount     Interest
                       ---------               ----------- ----------
          Equity Portfolio.................... $35,416,000    38.72%
          Small Capitalization Stock Portfolio   2,039,000     2.23
          Value Portfolio.....................   4,964,000     5.43
          All other Portfolios................  49,058,000    53.62
                                               -----------   ------
                                               $91,477,000   100.00%
                                               ===========   ======

                                      C6

       As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

       Bank of America, 1.95%, in the principle amount of $23,000,000, repurchase price $23,001,246, due 07/01/2002. The value of the collateral including accrued interest was $23,460,000.

       Greenwich Capital Markets, 1.95%, in the principle amount of $22,477,000, repurchase price $22,478,218, due 07/01/2002. The value of the collateral including accrued interest was $22,927,295.

       Goldman Sachs, 1.95%, in the principle amount of $23,000,000, repurchase price $23,001,246, due 07/01/2002. The value of the collateral including accrued interest was $23,460,000.

       UBS Warburg, 1.95%, in the principle amount of $23,000,000, repurchase price $23,001,246 due 07/01/2002. The value of the collateral including accrued interest was $23,463,059.

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the six months ended June 30, 2002 were as follows:

       Cost of Purchases:

                           Portfolio
                           ---------
            Conservative Balanced Portfolio......... $  314,600,875
            Diversified Bond Portfolio..............    757,729,898
            Equity Portfolio........................  1,178,877,587
            Flexible Managed Portfolio..............  1,172,480,773
            Global Portfolio........................    278,084,709
            Government Income Portfolio.............      7,091,383
            High Yield Bond Portfolio...............    522,947,030
            Jennison Portfolio......................    806,842,681
            Natural Resources Portfolio.............     54,657,385
            Small Capitalization Stock Portfolio....     72,834,821
            Stock Index Portfolio...................     40,747,832
            Value Portfolio.........................    604,750,243
            Zero Coupon Bond Portfolio 2005.........             --

       Proceeds from Sales:

                           Portfolio
                           ---------
            Conservative Balanced Portfolio......... $  393,215,345
            Diversified Bond Portfolio..............    853,869,538
            Equity Portfolio........................  1,242,263,227
            Flexible Managed Portfolio..............  1,190,897,573
            Global Portfolio........................    384,082,841
            Government Income Portfolio.............      1,110,980
            High Yield Bond Portfolio...............    227,569,213
            Jennison Portfolio......................    850,153,477
            Natural Resources Portfolio.............     67,006,030
            Small Capitalization Stock Portfolio....     77,959,962
            Stock Index Portfolio...................    153,844,883
            Value Portfolio.........................    636,420,223
            Zero Coupon Bond Portfolio 2005.........             --

       The Global Portfolio and Jennison Portfolio entered into equity price return swap agreements with Merrill Lynch International. The Portfolios receive the change in the market value of shares of Taiwan Semiconductor, including dividends and the Portfolios pay 3 month LIBOR plus 0.75% based on the value of shares of Taiwan Semiconductor on the date the contract was entered into. The realized gain (loss) on the swap is recognized on a quarterly basis on the valuation dates noted in the swap agreements. In addition, the Portfolios pay a fee at termination of the swaps equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. The details of the swap agreements are as follows:

                                        Notional
                     Open   Termination  Amount     Current     Current
     Portfolio       Date      Date     (shares)     Value       Basis    Depreciation
     ---------      ------- ----------- --------- ----------- ----------- ------------
Global Portfolio:.. 3/06/02   3/06/03   5,990,270 $12,192,510 $12,844,384 $  (651,874)
Jennison Portfolio: 5/14/02   5/09/03   6,609,900  13,453,693  15,237,435  (1,783,742)

                                      C7

Note 7: Distribution and Tax Information

       For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 2001.

                                                                                            Approximate
                                                Approximate           Expiration        Post October Losses
                                               Capital Loss    ------------------------ --------------------
                 Portfolio                    Carryforward(a)     2008         2009     Currency   Capital
                 ---------                    ---------------  ----------- ------------ -------- -----------
Diversified Bond Portfolio...................  $ 16,030,000    $16,030,000           -- $336,000 $29,365,000
Equity Portfolio.............................   150,352,000             -- $150,352,000       --  49,939,000
Flexible Managed Portfolio...................   171,262,000             --  171,262,000       --          --
Global Portfolio.............................   119,545,000             --  119,545,000  223,000  14,748,000
Government Income Portfolio..................            --             --           --       --   1,605,000
High Yield Bond Portfolio....................   186,168,000(b)          --           --       --  23,401,000
Jennison Portfolio...........................   546,470,000             --  546,470,000       --  43,428,000
Value Portfolio..............................            --             --           --       --     474,000

       (a) Accordingly, no capital gain distribution is expected to be paid shareholders until net gains have been realized in excess of such carryforwards.
       (b) Approximately $2,842,000 expiring 2003, $43,467,000 expiring in 2007, $59,264,000 expiring 2008 and $80,595,000 expiring in 2009.

       The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of June 30, 2002 were as follows:

                                                                            Total Net
                 Portfolio                    Appreciation  Depreciation    Unrealized     Tax Basis
                 ---------                    ------------ -------------  -------------  --------------
Conservative Balanced Portfolio.............. $181,892,910 $(416,485,030) $(234,592,120) $3,807,775,753
Diversified Bond Portfolio...................   33,776,613   (22,696,451)    11,080,162   1,901,469,662
Equity Portfolio.............................  261,556,752  (710,588,485)  (449,031,733)  4,408,780,952
Flexible Managed Portfolio...................  119,118,438  (452,006,202)  (332,887,764)  4,412,856,256
Global Portfolio.............................   37,590,132  (102,195,880)   (64,605,748)    751,482,380
Government Income Portfolio..................   12,604,806       681,046     11,923,760     724,639,168
Jennison Portfolio...........................   76,655,343  (274,978,677)  (198,323,334)  1,993,902,071
High Yield Bond Portfolio....................   17,290,965  (172,172,185)  (154,881,220)  1,138,083,598
Natural Resources Portfolio..................  138,772,881   (30,027,383)   108,745,498     286,962,227
Small Capitalization Stock Portfolio.........  117,698,509   (91,883,518)    25,814,991     602,027,625
Stock Index Portfolio........................  886,824,472   442,416,615    444,407,857   2,676,634,547
Value Portfolio..............................   99,329,475  (174,983,063)   (75,653,588)  1,611,040,301
Zero Coupon Bond Portfolio 2005..............    4,487,632            --      4,487,632      56,453,646

                                      C8

Note 8: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of June 30, 2002, the Equity, Jennison and Value Portfolios have Class II shares outstanding.

       Transactions in shares of common stock of the Equity, Jennison and Value Portfolios were as follows:

Equity Portfolio:

                             Class I                                   Shares        Amount
                             -------                                -----------  -------------
Six months ended June 30, 2002:
Capital stock sold.................................................   6,959,870  $ 138,459,221
Capital stock issued in reinvestment of dividends and distributions      51,214      1,025,823
Capital stock repurchased.......................................... (13,114,272)  (258,998,183)
                                                                    -----------  -------------
Net decrease in shares outstanding.................................  (6,103,188) $(119,513,139)
                                                                    ===========  =============

Year ended December 31, 2001:
Capital stock sold.................................................   6,820,032  $ 146,375,337
Capital stock issued in reinvestment of dividends and distributions  13,866,586    306,268,475
Capital stock repurchased.......................................... (26,086,147)  (561,395,525)
                                                                    -----------  -------------
Net decrease in shares outstanding.................................  (5,399,529) $(108,751,713)
                                                                    ===========  =============
                             Class II
                             --------
Six months ended June 30, 2002:
Capital stock sold.................................................       3,515  $      71,709
Capital stock repurchased..........................................     (27,830)      (568,746)
                                                                    -----------  -------------
Net decrease in shares outstanding.................................     (24,315) $    (497,037)
                                                                    ===========  =============

Year ended December 31, 2001:
Capital stock sold.................................................     112,189  $   2,532,973
Capital stock issued in reinvestment of dividends and distributions       5,636        125,301
Capital stock repurchased..........................................    (138,975)    (3,104,182)
                                                                    -----------  -------------
Net decrease in shares outstanding.................................     (21,150) $    (445,908)
                                                                    ===========  =============

Jennison Portfolio:

                             Class I                                   Shares        Amount
                             -------                                -----------  -------------
Six months ended June 30, 2002:
Capital stock sold.................................................  11,993,067  $ 209,512,452
Capital stock issued in reinvestment of dividends and distributions      13,232        232,880
Capital stock repurchased.......................................... (14,604,885)  (251,406,789)
                                                                    -----------  -------------
Net decrease in shares outstanding.................................  (2,598,586) $ (41,661,457)
                                                                    ===========  =============

Year ended December 31, 2001:
Capital stock sold.................................................  15,162,691  $ 294,854,388
Capital stock issued in reinvestment of dividends and distributions   1,350,634     27,566,212
Capital stock repurchased.......................................... (24,682,625)  (472,653,566)
                                                                    -----------  -------------
Net decrease in shares outstanding.................................  (8,169,300) $(150,232,966)
                                                                    ===========  =============

                             Class II
                             --------
Six months ended June 30, 2002:
Capital stock sold.................................................  10,250,566  $ 174,490,190
Capital stock repurchased..........................................  (9,630,710)  (164,326,123)
                                                                    -----------  -------------
Net increase in shares outstanding.................................     619,856  $  10,164,067
                                                                    ===========  =============
Year ended December 31, 2001:
Capital stock sold.................................................   8,809,453  $ 173,244,331
Capital stock issued in reinvestment of dividends and distributions      12,554        258,621
Capital stock repurchased..........................................  (6,174,713)  (123,299,190)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   2,647,294  $  50,203,762
                                                                    ===========  =============

                                      C9

Value Portfolio:


                             Class I                                   Shares        Amount
                             -------                                -----------  -------------
Six months ended June 30, 2002:
Capital stock sold.................................................   6,605,806  $ 115,338,625
Capital stock issued in reinvestment of dividends and distributions      13,785        244,140
Capital stock repurchased.......................................... (10,203,184)  (178,138,182)
                                                                    -----------  -------------
Net decrease in shares outstanding.................................  (3,583,593) $ (62,555,417)
                                                                    ===========  =============
Year ended December 31, 2001:
Capital stock sold.................................................  13,749,522  $ 262,932,139
Capital stock issued in reinvestment of dividends and distributions  10,998,371    201,945,073
Capital stock repurchased.......................................... (20,742,150)  (394,297,177)
                                                                    -----------  -------------
Net increase in shares outstanding.................................   4,005,743  $  70,580,035
                                                                    ===========  =============

                             Class II
                             --------
Six months ended June 30, 2002:
Capital stock sold.................................................      43,435  $     754,438
Capital stock repurchased..........................................      (2,758)       (46,265)
                                                                    -----------  -------------
Net increase in shares outstanding.................................      40,677  $     708,173
                                                                    ===========  =============
May 14, 2001(a) through December 31, 2001:
Capital stock sold.................................................      59,164  $   1,079,943
Capital stock issued in reinvestment of dividends and distributions       2,772         47,997
Capital stock repurchased..........................................        (256)        (4,810)
                                                                    -----------  -------------
Net increase in shares outstanding.................................      61,680  $   1,123,130
                                                                    ===========  =============

(a) Commencement of offering of Value Portfolio Class II shares.

                                      C10

Financial Highlights
(Unaudited)


                                                                           Conservative Balanced Portfolio
                                                          ----------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    --------------------------------------------------
                                                              2002         2001       2000      1999      1998      1997
                                                          ----------    --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  13.69     $  14.63   $  15.36   $  15.08  $  14.97  $  15.52
                                                           --------     --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................      0.17         0.44       0.59       0.62      0.66      0.76
Net realized and unrealized gains (losses) on investments     (0.99)       (0.75)     (0.65)      0.37      1.05      1.26
                                                           --------     --------   --------   --------  --------  --------
   Total from investment operations......................     (0.82)       (0.31)     (0.06)      0.99      1.71      2.02
                                                           --------     --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................        --        (0.48)     (0.56)     (0.62)    (0.66)    (0.76)
Distributions from net realized gains....................     (0.03)       (0.15)     (0.11)     (0.06)    (0.94)    (1.81)
Distributions in excess of net realized gains............        --           --         --      (0.03)       --        --
                                                           --------     --------   --------   --------  --------  --------
   Total distributions...................................     (0.03)       (0.63)     (0.67)     (0.71)    (1.60)    (2.57)
                                                           --------     --------   --------   --------  --------  --------
Net Asset Value, end of period...........................  $  12.84     $  13.69   $  14.63   $  15.36  $  15.08  $  14.97
                                                           ========     ========   ========   ========  ========  ========
Total Investment Return(a)...............................     (5.97)%      (2.02)%    (0.48)%     6.69%    11.74%    13.45%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $2,955.9     $3,259.7   $3,714.3   $4,387.1  $4,796.0  $4,744.2
Ratios to average net assets:
  Expenses...............................................      0.58%(b)     0.58%      0.60%      0.57%     0.57%     0.56%
  Net investment income..................................      2.50%(b)     3.05%      3.79%      4.02%     4.19%     4.48%
Portfolio turnover rate..................................       141%(c)      239%        85%       109%      167%      295%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

                                                                             Diversified Bond Portfolio
                                                          ---------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    -------------------------------------------------
                                                              2002        2001       2000        1999      1998     1997
                                                          ----------    --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  11.36     $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                           --------     --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income....................................      0.30         0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on investments     (0.13)        0.12      0.26       (0.75)      0.08    0.11
                                                           --------     --------  --------    --------   --------  ------
   Total from investment operations......................      0.17         0.79      1.03       (0.08)      0.77    0.91
                                                           --------     --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.....................     (1.01)       (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains....................        --           --        --(b)    (0.03)     (0.04)  (0.13)
                                                           --------     --------  --------    --------   --------  ------
   Total distributions...................................     (1.01)       (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                           --------     --------  --------    --------   --------  ------
Net Asset Value, end of period...........................  $  10.52     $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                           ========     ========  ========    ========   ========  ======
Total Investment Return(a)...............................      1.44%        6.98%     9.72%      (0.74)%     7.15%   8.57%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $1,463.3     $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
   Expenses..............................................      0.44%(c)     0.44%     0.45%       0.43%      0.42%   0.43%
   Net investment income.................................      5.68%(c)     6.35%     6.83%       6.25%      6.40%   7.18%
Portfolio turnover rate..................................       251%(d)      257%      139%        171%       199%    224%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Less than $0.005 per share.

(c)Annualized.

(d)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights
(Unaudited)


                                                                                  Equity Portfolio
                                                          ---------------------------------------------------------------
                                                                                      Class I
                                                          ---------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    -------------------------------------------------
                                                              2002         2001      2000      1999      1998      1997
                                                          ----------    --------   --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  20.49     $  24.50   $  28.90  $  29.64  $  31.07  $  26.96
                                                           --------     --------   --------  --------  --------  --------
Income From Investment Operations:
Net investment income....................................      0.08         0.18       0.51      0.54      0.60      0.69
Net realized and unrealized gains (losses) on investments     (2.49)       (2.83)      0.26      3.02      2.21      5.88
                                                           --------     --------   --------  --------  --------  --------
   Total from investment operations......................     (2.41)       (2.65)      0.77      3.56      2.81      6.57
                                                           --------     --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................        --(d)     (0.18)     (0.51)    (0.53)    (0.60)    (0.70)
Distributions in excess of net investment income.........        --           --      (0.02)       --        --        --
Distributions from net realized gains....................        --        (1.18)     (4.64)    (3.77)    (3.64)    (1.76)
                                                           --------     --------   --------  --------  --------  --------
   Total distributions...................................        --        (1.36)     (5.17)    (4.30)    (4.24)    (2.46)
                                                           --------     --------   --------  --------  --------  --------
Net Asset Value, end of period...........................  $  18.08     $  20.49   $  24.50  $  28.90  $  29.64  $  31.07
                                                           ========     ========   ========  ========  ========  ========
Total Investment Return(a)...............................    (11.91)%     (11.18)%     3.28%    12.49%     9.34%    24.66%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $3,963.2     $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0
Ratios to average net assets:
  Expenses...............................................      0.49%(b)     0.49%      0.49%     0.47%     0.47%     0.46%
  Net investment income..................................      0.79%(b)     0.84%      1.75%     1.72%     1.81%     2.27%
Portfolio turnover rate..................................        28%(c)      153%        78%        9%       25%       13%

                                                                        Equity Portfolio
                                                          -----------------------------------------
                                                                            Class II
                                                          -----------------------------------------
                                                          Six Months      Year Ended     May 3, 1999(e)
                                                            Ended        December 31,       through
                                                           June 30,    ----------------   December 31,
                                                             2002        2001     2000        1999
                                                          ----------   -------   ------  --------------
Per Share Operating Performance:
Net asset value, beginning of period.....................  $ 20.49     $ 24.51   $28.92      $32.79
                                                           -------     -------   ------      ------
Income From Investment Operations:
Net investment income....................................     0.04        0.09     0.39        0.28
Net realized and unrealized gains (losses) on investments    (2.48)      (2.83)    0.26       (0.60)
                                                           -------     -------   ------      ------
   Total from investment operations......................    (2.44)      (2.74)    0.65       (0.32)
                                                           -------     -------   ------      ------
Less distributions:
Dividends from net investment income.....................       --       (0.10)   (0.40)      (0.34)
Distributions in excess of net investment income.........       --          --    (0.02)         --
Distributions from net realized gains....................       --       (1.18)   (4.64)      (3.21)
                                                           -------     -------   ------      ------
   Total distributions...................................       --       (1.28)   (5.06)      (3.55)
                                                           -------     -------   ------      ------
Net Asset Value, end of period...........................  $ 18.05     $ 20.49   $24.51      $28.92
                                                           =======     =======   ======      ======
Total Investment Return(a)...............................   (11.74)%    (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $   0.5     $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...............................................     0.89%(b)    0.89%    0.91%       0.87%(b)
  Net investment income..................................     0.38%(b)    0.45%    1.26%       1.33%(b)
Portfolio turnover rate..................................       28%(c)     153%      78%          9%(c)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

(d)Less than $0.01 per share.

(e)Commencement of offering of Class II shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights
(Unaudited)



                                                                                Flexible Managed Portfolio
                                                             ----------------------------------------------------------------
                                                              Six Months                       Year Ended
                                                                Ended                         December 31,
                                                               June 30     --------------------------------------------------
                                                                 2002         2001       2000      1999      1998      1997
                                                             ----------    --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period........................  $  14.79     $  16.53   $  17.64   $  16.56  $  17.28  $  17.79
                                                              --------     --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income.......................................      0.14         0.42       0.61       0.58      0.58      0.59
Net realized and unrealized gains (losses) on investments...     (1.16)       (1.35)     (0.86)      0.69      1.14      2.52
                                                              --------     --------   --------   --------  --------  --------
   Total from investment operations.........................     (1.02)       (0.93)     (0.25)      1.27      1.72      3.11
                                                              --------     --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income........................     (0.41)       (0.58)     (0.62)        --     (0.59)    (0.58)
Distributions from net realized gains.......................        --        (0.23)     (0.24)     (0.19)    (1.85)    (3.04)
                                                              --------     --------   --------   --------  --------  --------
   Total distributions......................................     (0.41)       (0.81)     (0.86)     (0.19)    (2.44)    (3.62)
                                                              --------     --------   --------   --------  --------  --------
Net Asset Value, end of period..............................  $  13.36     $  14.79   $  16.53   $  17.64  $  16.56  $  17.28
                                                              ========     ========   ========   ========  ========  ========
Total Investment Return(a)..................................     (7.11)%      (5.68)%    (1.44)%     7.78%    10.24%    17.96%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....................  $3,552.5     $3,896.6   $4,463.8   $5,125.3  $5,410.0  $5,490.1
Ratios to average net assets:
 Expenses...................................................      0.63%(b)     0.64%      0.64%      0.62%     0.61%     0.62%
 Net investment income......................................      1.91%(b)     2.61%      3.22%      3.20%     3.21%     3.02%
Portfolio turnover rate.....................................       131%(c)      236%       132%        76%      138%      227%

                                                                                     Global Portfolio
                                                             ----------------------------------------------------------------
                                                              Six Months                       Year Ended
                                                                Ended                         December 31,
                                                               June 30     --------------------------------------------------
                                                                 2002         2001       2000      1999      1998      1997
                                                             ----------    --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period........................  $  15.29     $  23.61   $  30.98   $  21.16  $  17.92  $  17.85
                                                              --------     --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income.......................................      0.05         0.09       0.07       0.06      0.07      0.09
Net realized and unrealized gains (losses) on investments...     (2.13)       (3.58)     (5.30)     10.04      4.38      1.11
                                                              --------     --------   --------   --------  --------  --------
   Total from investment operations.........................     (2.08)       (3.49)     (5.23)     10.10      4.45      1.20
                                                              --------     --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income........................     (0.14)       (0.06)     (0.07)        --     (0.16)    (0.13)
Distributions in excess of net investment income............        --           --      (0.13)     (0.10)    (0.12)    (0.10)
Distributions from net realized gains.......................        --        (4.77)     (1.94)     (0.18)    (0.93)    (0.90)
                                                              --------     --------   --------   --------  --------  --------
   Total distributions......................................     (0.14)       (4.83)     (2.14)     (0.28)    (1.21)    (1.13)
                                                              --------     --------   --------   --------  --------  --------
Net Asset Value, end of period..............................  $  13.07     $  15.29   $  23.61   $  30.98  $  21.16  $  17.92
                                                              ========     ========   ========   ========  ========  ========
Total Investment Return(a)..................................    (13.73)%     (17.64)%   (17.68)%    48.27%    25.08%     6.98%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....................  $  627.7     $  885.0   $1,182.1   $1,298.3  $  844.5  $  638.4
Ratios to average net assets:
 Expenses...................................................      0.84%(b)     0.84%      0.85%      0.84%     0.86%     0.85%
 Net investment income......................................      0.58%(b)     0.58%      0.25%      0.21%     0.29%     0.47%
Portfolio turnover rate.....................................        39%(c)       67%        95%        76%       73%       70%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights
(Unaudited)


                                                           Government Income Portfolio
                                              ----------------------------------------------------
                                              Six Months                  Year Ended
                                                Ended                    December 31,
                                               June 30,    ---------------------------------------
                                                 2002       2001    2000     1999    1998    1997
                                              ----------   ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.........   $12.26     $12.02  $11.55  $11.87   $11.52  $11.22
                                                ------     ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income........................     0.13       0.65    0.89    0.76     0.67    0.75
Net realized and unrealized gain (losses) on
 investment..................................     0.39       0.31    0.52   (1.08)    0.36    0.30
                                                ------     ------  ------  ------   ------  ------
   Total from investment operations..........     0.52       0.96    1.41   (0.32)    1.03    1.05
                                                ------     ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.........    (0.80)     (0.72)  (0.91)     --    (0.68)  (0.75)
Distributions from net realized gains........    (0.08)        --   (0.03)     --       --      --
                                                ------     ------  ------  ------   ------  ------
   Total distributions.......................    (0.88)     (0.72)  (0.94)     --    (0.68)  (0.75)
                                                ------     ------  ------  ------   ------  ------
Net Asset Value, end of period...............   $11.90     $12.26  $12.02  $11.55   $11.87  $11.52
                                                ======     ======  ======  ======   ======  ======
Total Investment Return(a)...................     4.39%      8.06%  12.78%  (2.70)%   9.09%   9.67%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......   $502.1     $311.0  $291.5  $335.5   $443.2  $429.6
Ratios to average net assets:
 Expenses....................................     0.44%(b)   0.47%   0.47%   0.44%    0.43%   0.44%
 Net investment income.......................     4.51%(b)   5.53%   6.03%   5.72%    5.71%   6.40%
Portfolio turnover rate......................      225%(c)    361%    184%    106%     109%     88%

                                                             High Yield Bond Portfolio
                                              ------------------------------------------------------
                                              Six Months                   Year Ended
                                                Ended                     December 31,
                                               June 30,    -----------------------------------------
                                                 2002        2001     2000    1999     1998    1997
                                              ----------   ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of period.........   $ 5.40     $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                ------     ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income........................     0.24       0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses)
 on investments..............................    (0.32)     (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                ------     ------   ------   ------  ------   ------
   Total from investment operations..........    (0.08)     (0.04)   (0.56)    0.33   (0.17)    1.04
                                                ------     ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.........    (0.68)     (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                ------     ------   ------   ------  ------   ------
Net Asset Value, end of period...............   $ 4.64     $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                ======     ======   ======   ======  ======   ======
Total Investment Return(a)...................    (3.93)%    (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplement Data:
Net assets, end of period (in millions)......   $924.4     $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
 Expenses....................................     0.60%(b)   0.60%    0.60%    0.60%   0.58%    0.57%
 Net investment income.......................     9.20%(b)  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate......................       30%(c)     84%      76%      58%     63%     106%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights
(Unaudited)



                                                                                 Jennison Portfolio
                                                          ---------------------------------------------------------------
                                                                                      Class I
                                                          ---------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    -------------------------------------------------
                                                              2002         2001       2000       1999      1998     1997
                                                          ----------    --------   --------    --------  --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  18.57     $  22.97   $  32.39    $  23.91  $  17.73  $14.32
                                                           --------     --------   --------    --------  --------  ------
Income From Investment Operations:
Net investment income....................................      0.01         0.04       0.01        0.05      0.04    0.04
Net realized and unrealized gains (losses) on investments     (3.50)       (4.22)     (5.61)       9.88      6.56    4.48
                                                           --------     --------   --------    --------  --------  ------
   Total from investment operations......................     (3.49)       (4.18)     (5.60)       9.93      6.60    4.52
                                                           --------     --------   --------    --------  --------  ------
Less Distributions:
Dividends from net investment income.....................        --(d)     (0.03)        --(d)    (0.05)    (0.04)  (0.04)
Distributions from net realized gains....................        --        (0.19)     (3.82)      (1.40)    (0.38)  (1.07)
                                                           --------     --------   --------    --------  --------  ------
   Total distributions...................................        --(d)     (0.22)     (3.82)      (1.45)    (0.42)  (1.11)
                                                           --------     --------   --------    --------  --------  ------
Net Asset Value, end of period...........................  $  15.08     $  18.57   $  22.97    $  32.39  $  23.91  $17.73
                                                           ========     ========   ========    ========  ========  ======
Total Investment Return(a)                                   (18.78)%     (18.25)%   (17.38)%     41.76%    37.46%  31.71%
Ratios/Supplement Data:
Net assets, end of period (in millions)..................  $1,736.5     $2,186.9   $2,892.7    $2,770.7  $1,198.7  $495.9
Ratios to average net assets:
  Expenses...............................................      0.62%(b)     0.64%      0.64%       0.63%     0.63%   0.64%
  Net investment income..................................      0.14%(b)     0.18%      0.02%       0.17%     0.20%   0.25%
Portfolio turnover rate..................................        40%(c)       86%        89%         58%       54%     60%

                                                                       Jennison Portfolio
                                                         ------------------------------------------
                                                                            Class II
                                                         ------------------------------------------
                                                          Six Months                February 10, 2000(e)
                                                            Ended       Year Ended        through
                                                           June 30,    December 31,     December 31,
                                                             2002          2001             2000
                                                         ----------    ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period....................  $ 18.45        $ 22.88          $ 34.25
                                                          -------        -------          -------
Income From Investment Operations:
Net investment income (loss)............................    (0.02)          0.01            (0.03)
Net realized and unrealized gain (losses) on investments    (3.48)         (4.25)           (7.54)
                                                          -------        -------          -------
   Total from investment operations.....................    (3.50)         (4.24)           (7.57)
                                                          -------        -------          -------
Less Distributions:
Dividends from net investment income....................       --             --(d)            --(d)
Distributions from net realized gains...................       --          (0.19)           (3.80)
                                                          -------        -------          -------
   Total distributions..................................       --          (0.19)           (3.80)
                                                          -------        -------          -------
Net Asset Value, end of period..........................  $ 14.95        $ 18.45          $ 22.88
                                                          =======        =======          =======
Total Investment Return(a)                                 (18.97)%       (18.60)%         (22.19)%
Ratios/Supplement Data:
Net assets, end of period (in millions).................  $  57.6        $  59.6          $  13.3
Ratios to average net assets:
  Expenses..............................................     1.02%(b)       1.04%            1.04%(b)
  Net investment income.................................    (0.26)%(b)     (0.19)%          (0.39)%(b)
Portfolio turnover rate.................................       40%(c)         86%              89%(c)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(b) Annualized.
(c) Not Annualized.
(d) Less than $0.005 per share.
(e) Commencement of offering of Class II Shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights
(Unaudited)


                                                                               Money Market Portfolio
                                                          --------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    ------------------------------------------------
                                                              2002         2001      2000      1999      1998      1997
                                                          ----------    --------   --------  --------  -------   -------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  10.00     $  10.00   $  10.00  $  10.00  $ 10.00   $ 10.00
                                                           --------     --------   --------  --------  -------   -------
Income From Investment Operations:
Net investment income and realized and unrealized gains..      0.08         0.41       0.60      0.49     0.52      0.54
Dividend and distributions...............................     (0.08)       (0.41)     (0.60)    (0.49)   (0.52)    (0.54)
                                                           --------     --------   --------  --------  -------   -------
Net Asset Value, end of period...........................  $  10.00     $  10.00   $  10.00  $  10.00  $ 10.00   $ 10.00
                                                           ========     ========   ========  ========  =======   =======
Total Investment Return(a)...............................      0.80%        4.22%      6.20%     4.97%    5.39%     5.41%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $1,215.6     $1,501.9   $1,238.2  $1,335.5  $ 920.2   $ 657.5
Ratios to average net assets:
  Expenses...............................................      0.43%(b)     0.43%      0.44%     0.42%    0.41%     0.43%
  Net investment income..................................      1.63%(b)     3.86%      6.03%     4.90%    5.20%     5.28%

                                                                            Natural Resources Portfolio
                                                          --------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    ------------------------------------------------
                                                              2002         2001      2000      1999      1998      1997
                                                          ----------    --------   --------  --------  -------   -------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  19.11     $  23.59   $  17.38  $  11.98  $ 15.24   $ 19.77
                                                           --------     --------   --------  --------  -------   -------
Income From Investment Operations:
Net investment income....................................      0.05         0.43       0.13      0.10     0.09      0.12
Net realized and unrealized gains (losses) on investments      4.21        (2.89)      6.36      5.40    (2.48)    (2.43)
                                                           --------     --------   --------  --------  -------   -------
   Total from investment operations......................      4.26        (2.46)      6.49      5.50    (2.39)    (2.31)
                                                           --------     --------   --------  --------  -------   -------
Less Distributions:
Dividends from net investment income.....................     (0.12)       (0.55)     (0.16)    (0.10)   (0.11)    (0.10)
Distributions in excess of net investment income.........        --           --      (0.09)       --       --        --
Distributions from net realized gains....................     (0.25)       (1.47)     (0.03)       --    (0.75)    (2.12)
Tax return of capital distributions......................        --           --         --        --    (0.01)       --
                                                           --------     --------   --------  --------  -------   -------
   Total distributions...................................     (0.37)       (2.02)     (0.28)    (0.10)   (0.87)    (2.22)
                                                           --------     --------   --------  --------  -------   -------
Net Asset Value, end of period...........................  $  23.00     $  19.11   $  23.59  $  17.38  $ 11.98   $ 15.24
                                                           ========     ========   ========  ========  =======   =======
Total Investment Return(a)...............................     22.37%      (10.08)%    37.66%    45.99%  (17.10)%  (11.59)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $  401.4     $  336.1   $  393.2  $  289.5  $ 236.9   $ 358.0
Ratios to average net assets:
  Expenses...............................................      0.50%(b)     0.52%      0.58%     0.57%    0.61%     0.54%
  Net investment income..................................      0.46%(b)     1.94%      0.67%     0.70%    0.63%     0.60%
Portfolio turnover rate..................................        17%(c)       23%        30%       26%      12%       32%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns of less than a full year are not annualized.

(b)Annualized.

(c)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

Financial Highlights
(Unaudited)


                                                                         Small Capitalization Stock Portfolio
                                                          -----------------------------------------------------------------
                                                           Six Months                        Year Ended
                                                             Ended                          December 31,
                                                            June 30,    ---------------------------------------------------
                                                              2002         2001       2000      1999       1998      1997
                                                          ----------    --------   --------   --------  --------   --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  15.48     $  17.11   $  16.25   $  14.71  $  15.93   $  13.79
                                                           --------     --------   --------   --------  --------   --------
Income from Investment Operations:
Net investment income....................................      0.02         0.06       0.07       0.10      0.09       0.10
Net realized and unrealized gains (losses) on investments     (0.05)        0.67       1.81       1.71     (0.25)      3.32
                                                           --------     --------   --------   --------  --------   --------
   Total from investment operations......................     (0.03)        0.73       1.88       1.81     (0.16)      3.42
                                                           --------     --------   --------   --------  --------   --------
Less Distributions:
Dividends from net investment income.....................     (0.07)       (0.08)     (0.08)        --     (0.09)     (0.10)
Distributions from net realized gains....................     (0.19)       (2.28)     (0.94)     (0.27)    (0.97)     (1.18)
                                                           --------     --------   --------   --------  --------   --------
   Total distributions...................................     (0.26)       (2.36)     (1.02)     (0.27)    (1.06)     (1.28)
                                                           --------     --------   --------   --------  --------   --------
Net Asset Value, end of period...........................  $  15.19     $  15.48   $  17.11   $  16.25  $  14.71   $  15.93
                                                           ========     ========   ========   ========  ========   ========
Total Investment Return(a)...............................     (0.33)%       5.53%     12.81%     12.68%    (0.76)%    25.17%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $  582.6     $  611.1   $  568.3   $  437.5  $  360.4   $  290.3
Ratios to average net assets:
  Expenses...............................................      0.47%(b)     0.48%      0.48%      0.45%     0.47%      0.50%
  Net investment income..................................      0.32%(b)     0.52%      0.59%      0.70%     0.57%      0.69%
Portfolio turnover rate..................................        12%(c)       23%        29%        31%       26%        31%

                                                                                Stock Index Portfolio
                                                          -----------------------------------------------------------------
                                                           Six Months                        Year Ended
                                                             Ended                          December 31,
                                                            June 30,    ---------------------------------------------------
                                                              2002         2001       2000      1999       1998      1997
                                                          ----------    --------   --------   --------  --------   --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  31.64     $  38.66   $  44.45   $  37.74  $  30.22   $  23.74
                                                           --------     --------   --------   --------  --------   --------
Income From Investment Operations:
Net investment income....................................      0.17         0.36       0.36       0.44      0.42       0.43
Net realized and unrealized gains (losses) on investments     (4.34)       (5.05)     (4.37)      7.23      8.11       7.34
                                                           --------     --------   --------   --------  --------   --------
   Total from investment operations......................     (4.17)       (4.69)     (4.01)      7.67      8.53       7.77
                                                           --------     --------   --------   --------  --------   --------
Less Distributions:
Dividends from net investment income.....................     (0.01)       (0.35)     (0.37)     (0.43)    (0.42)     (0.42)
Distributions from net realized gains....................     (0.22)       (1.98)     (1.41)     (0.53)    (0.59)     (0.87)
                                                           --------     --------   --------   --------  --------   --------
   Total distributions...................................     (0.23)       (2.33)     (1.78)     (0.96)    (1.01)     (1.29)
                                                           --------     --------   --------   --------  --------   --------
Net Asset Value, end of period...........................  $  27.24     $  31.64   $  38.66   $  44.45  $  37.74   $  30.22
                                                           ========     ========   ========   ========  ========   ========
Total Investment Return(a)...............................    (13.26)%     (12.05)%    (9.03)%    20.54%    28.42%     32.83%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $2,816.1     $3,394.1   $4,186.0   $4,655.0  $3,548.1   $2,448.2
Ratios to average net assets:
  Expenses...............................................      0.37%(b)     0.39%      0.39%      0.39%     0.37%      0.37%
  Net investment income..................................      1.11%(b)     1.02%      0.83%      1.09%     1.25%      1.55%
Portfolio turnover rate..................................         1%(c)        3%         7%         2%        3%         5%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b) Annualized.

(c) Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D7

Financial Highlights
(Unaudited)



                                                                                   Value Portfolio
                                              ----------------------------------------------------------------
                                                                          Class I
                                              ---------------------------------------------------------------
                                                  Six
                                                 Months                        Year Ended
                                                 Ended                        December 31,
                                                June 30,   --------------------------------------------------
                                                  2002        2001      2000      1999       1998      1997
                                              --------     --------   --------  --------  --------   --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  17.91     $  20.46   $  19.52  $  20.03  $  22.39   $  18.51
                                              --------     --------   --------  --------  --------   --------
Income From Investment Operations:
Net investment income........................     0.11         0.25       0.46      0.51      0.56       0.61
Net realized and unrealized gains (losses) on
 investments.................................    (2.02)       (0.69)      2.45      1.89     (1.03)      6.06
                                              --------     --------   --------  --------  --------   --------
   Total from investment operations..........    (1.91)       (0.44)      2.91      2.40     (0.47)      6.67
                                              --------     --------   --------  --------  --------   --------
Less Distributions:
Dividends from net investment income.........       --(d)     (0.30)     (0.44)    (0.50)    (0.59)     (0.57)
Distributions from net realized gains........       --        (1.81)     (1.53)    (2.41)    (1.30)     (2.22)
                                              --------     --------   --------  --------  --------   --------
   Total distributions.......................       --(d)     (2.11)     (1.97)    (2.91)    (1.89)     (2.79)
                                              --------     --------   --------  --------  --------   --------
Net asset value, end of period............... $  16.00     $  17.91   $  20.46  $  19.52  $  20.03   $  22.39
                                              ========     ========   ========  ========  ========   ========
Total Investment Return(a)...................   (10.65)%      (2.08)%    15.59%     2.52%    (2.38)%    36.61%
Ratios/Supplement Data:
Net assets, end of period (in millions)...... $1,551.8     $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8
Ratios to average net assets:
  Expenses...................................     0.44%(b)     0.44%      0.45%     0.42%     0.42%      0.41%
  Net investment income......................     1.22%(b)     1.32%      2.31%     2.34%     2.54%      2.90%
Portfolio turnover rate......................       37%(c)      175%        85%       16%       20%        38%


                                                      Class II
                                              ---------------------
                                                 Six        May 14,
                                                Months      2001(e)
                                                Ended       through
                                               June 30,   December 31,
                                                 2002         2001
                                              --------    ------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $ 17.91        $19.79
                                              -------        ------
Income From Investment Operations:
Net investment income........................    0.06          0.12
Net realized and unrealized gains (losses) on
 investments.................................   (2.00)        (1.01)
                                              -------        ------
   Total from investment operations..........   (1.94)        (0.89)
                                              -------        ------
Less Distributions:
Dividends from net investment income.........      --         (0.14)
Distributions from net realized gains........      --         (0.85)
                                              -------        ------
   Total distributions.......................      --         (0.99)
                                              -------        ------
Net asset value, end of period............... $ 15.97        $17.91
                                              =======        ======
Total Investment Return(a)...................  (10.83)%       (4.34)%
Ratios/Supplement Data:
Net assets, end of period (in millions)...... $   1.6        $  1.1
Ratios to average net assets:
  Expenses...................................    0.84%(b)      0.84%(b)
  Net investment income......................    0.85%(b)      0.94%(b)
Portfolio turnover rate......................      37%(c)       175%(c)

                                                                     Zero Coupon Bond Portfolio 2005
                                                          ----------------------------------------------------
                                                          Six Months                  Year Ended
                                                            Ended                    December 31,
                                                           June 30,    ---------------------------------------
                                                             2002       2001    2000     1999    1998    1997
                                                          ----------   ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................   $13.77     $13.38  $12.68  $13.44   $12.60  $12.25
                                                            ------     ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................     0.29       0.65    0.65    0.67     0.66    0.68
Net realized and unrealized gains (losses) on investments     0.22       0.42    1.02   (1.43)    0.87    0.66
                                                            ------     ------  ------  ------   ------  ------
   Total from investment operations......................     0.51       1.07    1.67   (0.76)    1.53    1.34
                                                            ------     ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................    (0.94)     (0.64)  (0.67)     --    (0.67)  (0.71)
Distributions from net realized gains....................    (0.13)     (0.04)  (0.30)     --    (0.02)  (0.28)
                                                            ------     ------  ------  ------   ------  ------
   Total distributions...................................    (1.07)     (0.68)  (0.97)     --    (0.69)  (0.99)
                                                            ------     ------  ------  ------   ------  ------
Net Asset Value, end of period...........................   $13.21     $13.77  $13.38  $12.68   $13.44  $12.60
                                                            ======     ======  ======  ======   ======  ======
Total Investment Return(a)                                    3.88%      8.11%  13.76%  (5.66)%  12.35%  11.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................   $ 60.1     $ 55.0  $ 49.8  $ 45.4   $ 45.5  $ 30.8
Ratios to average net assets:
  Expenses...............................................     0.62%(b)   0.63%   0.65%   0.59%    0.61%   0.74%
  Net investment income..................................     4.82%(b)   5.05%   5.26%   5.31%    5.35%   5.71%
Portfolio turnover rate..................................        2%(c)     10%     67%     15%      --%     35%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

(d)Less than $0.005 per share.

(e)Commencement of offering of Class II shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D8

                       The Prudential Series Fund, Inc.
                               Semiannual Report
                                 June 30, 2002

Board of Directors

Eugene C. Dorsey
Retired President,
Chief Executive Officer and Trustee,
Gannett Foundation (now Freedom Forum)

Saul K. Fenster, Ph.D.
President,
New Jersey Institute of Technology

Delayne Dedrick Gold
Marketing Consultant

Robert F. Gunia
Executive Vice President and
Chief Administrative Officer,
Prudential Investments LLC

Robert E. LaBlanc
President,
Robert E. LaBlanc Associates, Inc.

Douglas H. McCorkindale
Chairman, Chief Executive Officer and President,
Gannett Co., Inc.

W. Scott McDonald, Jr., Ph.D.
Vice President,
Kaludis Consulting Group, Inc.

Thomas T. Mooney
President,
Greater Rochester Metro
Chamber of Commerce

Stephen P. Munn
Chairman of the Board and Director,
Carlisle Companies, Inc.

David R. Odenath, Jr.
President, Chief Executive Officer
and Chief Operating Officer,
Prudential Investments LLC

Richard A. Redeker
Former Management Consultant, Invesmart, Inc.

Judy A. Rice
Executive Vice President,
Prudential Investments LLC

Robin B. Smith
Chairman and Chief Executive Officer,
Publishers Clearing House

Stephen Stoneburn
President and Chief Executive Officer,
Quadrant Media Corp.

Nancy H. Teeters
Economist, former Vice President and
Chief Economist,
International Business Machines Corporation

Joseph Weber, Ph.D.
Vice President, Finance,
Interclass (international corporate learning)

Louis A. Weil, III
Former Chairman, President and Chief Executive Officer and Director, Central Newspapers, Inc.

Clay T. Whitehead
President,
National Exchange Inc.

                                      E1

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all contract owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a variable life insurance contract, please call the following telephone number: (800) 778-2255 8 a.m.-midnight Eastern time.

If you own a variable annuity contract, please call the following telephone number: (888) 778-2888 8 a.m.-8 p.m. Eastern time.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each contract owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or "opt out" of householding at any time.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

[Prudential Graphic]

PO Box 7478
Philadelphia, PA 19101-7478

                                                                       Presorted
                                                                        Standard
                                                                    U.S. Postage
                                                                            PAID
                                                                      Prudential

IFS-A072838 PSF SAR Ed. 07/2002

VARIABLE ANNUITIES                       SEMIANNUAL REPORT     JUNE 30, 2002
--------------------------------------------------------------------------------


                                     Strategic Partners(SM)
                                              Annuities       [LOGO]


                         Strategic Partners(SM) Annuities

                    Four exciting annuity products, one powerful investment story. 25 research-screened investment options from well-known money managers, plus asset allocation portfolios.

                    . Strategic Partners Annuity One
                    . Strategic Partners Select
                    . Strategic Partners Advisor
                    . Strategic Partners FlexElite







Strategic Partners Annuity One, Strategic Partners Select, Strategic Partners Advisor and Strategic Partners FlexElite are issued by Pruco Life Insurance Company (in New York, issued by Pruco Life Insurance Company of New Jersey) and distributed by Prudential Investment Management Services LLC (PIMS). All are Prudential Financial companies.

IFS-A072894

                                                                          [LOGO]

This report includes the financial statements of the variable investment options in the Strategic Partners Annuity One, Strategic Partners Select, Strategic Partners Advisor, and Strategic Partners FlexElite variable annuities. It does not include the financial statements for your separate account. Strategic Partners Annuity One variable annuity was first offered to the public on September 18, 2000. Strategic Partners Select and Strategic Partners Advisor variable annuities were first offered to the public on May 7, 2001. Strategic Partners FlexElite variable annuity was first offered to the public on May 1, 2002.

--------------------------------------------------------------------------------

IMPORTANT NOTE

This report may be used with the public only when preceded or accompanied by current prospectuses for the Strategic Partners Annuity One, Strategic Partners Select, Strategic Partners Advisor, or Strategic Partners FlexElite variable annuities.

The prospectuses contain complete details on risks, charges, and expenses for the Strategic Partners Annuity One, Strategic Partners Select, Strategic Partners Advisor, and Strategic Partners FlexElite variable annuities and the variable investment options. Read the prospectuses carefully prior to investing or sending money.

Annuities have limitations, withdrawal charges, and terms for keeping them in force. Your licensed financial professional will be glad to provide you with costs and complete details.

All data from the outside companies was provided to Prudential Financial from each fund directly. Prudential Financial does not guarantee the accuracy or completeness thereof.

The accompanying financial statements as of June 30, 2002, were not audited, and accordingly, no opinion is expressed on them.

                        The Prudential Series Fund, Inc.

                      Supplement dated August 29, 2002 to
                         Prospectus, dated May 1, 2002

--------------------------------------------------------------------------------

                     SP Alliance Large Cap Growth Portfolio

   The following supplements the section of the prospectus entitled "How the Portfolios Invest--Investment Objectives and Policies:"

   The Portfolio usually invests in about 40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio's investable assets. Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

--------------------------------------------------------------------------------

                        SP MFS Mid-Cap Growth Portfolio

   The following supplements the section of the prospectus entitled "Portfolio Managers:"

   The Portfolio is managed by a team. MFS Senior Vice President Mark Regan, who had been a co-manager for the Portfolio, retired effective June 30, 2002. David Sette-Ducati will continue as a member of the management team.

   Eric Fischman joined the management team during April 2002. Mr. Fischman is a Senior Vice President of MFS. Mr. Fischman joined MFS as a research analyst during 2000 and was named a portfolio manager in April 2002. He earned an M.B.A. degree from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. From 1998 to 2000, Mr. Fischman served as an equity research analyst at State Street Research. Prior to that, he served as an equity research analyst at Dreyfus Corporation. Mr. Fischman also holds the Chartered Financial Analyst (CFA) designation.

--------------------------------------------------------------------------------

                   SP INVESCO Small Company Growth Portfolio

   The following supplements the section of the Prospectus entitled "Portfolio Managers:"

   The following individuals are primarily responsible for the day-to-day management of the Portfolio's holdings:

   Stacie L. Cowell, a senior vice president of INVESCO, is the lead portfolio manager of the Portfolio. Before joining INVESCO in 1997, Stacie was senior equity analyst with Founders Asset Management and a capital markets and trading analyst with Chase Manhattan Bank in New York She is a CFA charterholder. Stacie holds an M.S. in Finance from the University of Colorado and a B.A. in Economics from Colgate University.

   Cameron Cooke is the co-portfolio manager of the Portfolio. Mr. Cooke joined the investment division of INVESCO in 2000. Prior to joining INVESCO, Cameron was a senior equity analyst at Wells Capital Management. Mr. Cooke holds a B.A. in economics from the University of North Carolina at Chapel Hill.

--------------------------------------------------------------------------------

                         SP PIMCO High Yield Portfolio
                        SP PIMCO Total Return Portfolio
                   Diversified Conservative Growth Portfolio

   The following supplements the section of the prospectus entitled "How the Portfolios Invest--Investment Objectives and Policies:"

   Each Portfolio may invest in swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. Each Portfolio may also invest in preferred stock, and may invest in debt from emerging markets. Each Portfolio may invest in event-linked bonds.

--------------------------------------------------------------------------------

                               Jennison Portfolio

   The following supplements the section of the Prospectus entitled "How the Portfolios Invest--Investment Objectives and Policies:"

   The Portfolio may invest in equity swap agreements.

--------------------------------------------------------------------------------

                   Diversified Conservative Growth Portfolio

   The following supplements the section of the Prospectus entitled "How the Portfolios Invest--Investment Objectives and Policies:"

   The Portfolio may enter into short sales of securities. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation.

Variable Annuities                       Semiannual Report     June 30, 2002
--------------------------------------------------------------------------------

Table of Contents

   Letter to Contract Owners

..  THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS
   Equity Portfolio
   Global Portfolio
   Jennison Portfolio
   Money Market Portfolio
   SP Aggressive Growth Asset Allocation Portfolio
   SP AIM Aggressive Growth Portfolio
   SP AIM Core Equity Portfolio
   SP Alliance Large Cap Growth Portfolio
   SP Alliance Technology Portfolio
   SP Balanced Asset Allocation Portfolio
   SP Conservative Asset Allocation Portfolio
   SP Davis Value Portfolio
   SP Deutsche International Equity Portfolio
   SP Growth Asset Allocation Portfolio
   SP INVESCO Small Company Growth Portfolio
   SP Jennison International Growth Portfolio
   SP Large Cap Value Portfolio
   SP MFS Capital Opportunities Portfolio
   SP MFS Mid Cap Growth Portfolio
   SP PIMCO High Yield Portfolio
   SP PIMCO Total Return Portfolio
   SP Prudential U.S. Emerging Growth Portfolio
   SP Small/Mid-Cap Value Portfolio
   SP Strategic Partners Focused Growth Portfolio
   Stock Index Portfolio
   Value Portfolio


..  FINANCIAL REPORTS
   A1 Financial Statements
   B1 Schedule of Investments
   C1 Notes to Financial Statements
   D1 Financial Highlights
   E1 Board of Directors

..  JANUS ASPEN SERIES
   Janus Aspen Series Growth Portfolio






This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract that you have chosen. Please refer to your life insurance or annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund, Inc.            Semiannual Report  June 30, 2002
--------------------------------------------------------------------------------

Letter to Contract Owners


..  DEAR CONTRACT OWNER,

This semiannual report reviews the investment strategies and performance of the portfolios available in your Prudential Financial variable life insurance or variable annuity contract.

.. A TOUGH ENVIRONMENT FOR INVESTORS

The first six months of 2002 were the most difficult market conditions for investors in a generation. The U.S. stock markets remained unsettled as the threat of terrorism, uncertainty about profit forecasts, and a string of accounting and corporate governance issues took their toll, and the period ended on a declining note.

.. CONFIDENCE IN OUR FINANCIAL MARKETS

It is in the interest of all business leaders, particularly those in investment-related firms, to help restore and maintain confidence in our financial markets. Despite the damage done by the poor judgment of some corporate officers, there remain many good, well-managed companies producing quality products and services in an atmosphere of honest competition. We continue to believe that investing in these companies through your contract is not only an investment in the strength of our economy, but also offers the best potential for reaching your financial goals.

.. STAY FOCUSED ON YOUR LONG-TERM GOALS

We recommend that individual investors stay focused on their goals, time horizons, and tolerance for price fluctuations, and try not to be distracted by these passing events. Regardless of their place in history, they are not necessarily relevant to the decisions you make to secure your financial future.

If you are uncertain about your long-term investment strategy, we recommend that you seek the guidance of your financial professional. This is an ideal time to review and confirm your strategy, or make adjustments if necessary. Thank you for your continued confidence in the Prudential Series Fund, Inc.

Sincerely,

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.

July 31, 2002

[PHOTO]

CHAIRMAN
DAVID R. ODENATH, JR.

We recommend that individual investors stay focused on their goals, time horizons, and tolerance for price fluctuations, and try not to be distracted by these passing events. Regardless of their place in history, they are not necessarily relevant to the decisions you make to secure your financial future.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
Equity Portfolio

.. MANAGED BY: GE ASSET MANAGEMENT; JENNISON ASSOCIATES LLC; and SALOMON BROTHERS ASSET MANAGEMENT

The Portfolio's holdings were determined by investment decisions made by several investment advisers independent of one another. This has resulted in a portfolio that held many different stocks representing all the broad economic sectors. The benefits of this strategy are twofold: It provides a level of diversification that may reduce the volatility of the Portfolio's return, and it provides the advantage of active management by carefully selected teams of advisers.


.. PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------------------
                                                    Six                               10-Year/
Average Annual Total Return Percentages (%)        Month    1-Year    3-Year  5-Year    Life
Equity Portfolio Class I/1/                       -11.74%  -16.92%   -7.61%   1.85%    9.99%

Equity Portfolio Class II/1/                      -11.91%  -17.29%   -7.98%    N/A    -6.98%

S&P 500 Index/2/                                  -13.15%  -17.98%   -9.17%   3.67%   11.42%

Russell 1000 Index/3/                             -12.82%  -17.88%   -8.62%   3.90%   11.40%

Lipper (VIP) Large-Cap Core Funds Average/4/      -13.78%  -19.09%   -9.44%   1.96%    9.62%

-----------------------------------------------------------------------------------------------

Equity Portfolio Class I inception date: 5/13/1983. Equity Portfolio Class II inception date: 5/04/1999.

The Equity Portfolio's Class I return for the six-month period ended June 30, 2002, was two percentage points better than the -13.78% Lipper (VIP) Large-Cap Core Funds Average. The Portfolio's Class II shares returned -11.91% for the same period.

                         $10,000 INVESTED OVER 10 YEARS*

[GRAPH]

                  Equity          S&P 500
                Portfolio          Index

06/30/1992      10,000.00        10,000.00
06/30/1993      12,067.08        11,360,59
06/30/1994      12,800.29        11,519.70
06/30/1995      15,639.21        14,518.13
06/30/1996      18,899.93        18,289.89
06/30/1997      23,642.24        24,632.87
06/30/1998      29,265.43        32,065.02
06/30/1999      32,853.13        39,359.31
06/30/2000      30,254.35        42,214.23
06/30/2001      31,189.57        35,957.21
06/30/2002      25,911.78        29,493.77

$25,912 Equity Portfolio
$29,494 S&P 500 Index

.. PERFORMANCE REVIEW

The Portfolio outperformed the steeply declining market in part by avoiding or underweighting several very large poor performers, focusing instead on firms producing commodities or delivering services. Gold stocks were among the largest contributors. Demand for gold increased in the heightened discomfort level after September 11. The unsettled situation in the Middle East and the recovering global economy also focused attention on the need for new energy reserves. The Portfolio's stocks of companies with reserves, such as Amerada Hess and Exxon Mobil, fared well. Producers of other materials (copper, forest products, and chemicals) also made positive contributions to return.

The Portfolio's holding in healthcare managers and hospitals, such as Wellpoint Health, Health Net, and HCA, benefited from improved pricing and industry consolidation. However, clinical and regulatory setbacks caused sharp drops in biotechnology and drug stocks. The Federal Drug administration (FDA) appears to have raised the bar for new drugs. Research-oriented drug companies were among the Portfolio's worst performers, particularly the biotech firm Sepracor.

Many of the Portfolio's largest detractors suffered from the market's post-Enron aversion to companies with very complicated financial structures. American International Group (AIG), Citigroup, and Tyco had grown complex through a long series of acquisitions and mergers. Other detractors were technology companies whose businesses included enterprise-level large-scale projects (Microsoft, IBM, and Intel). They suffered from their customer's uncertainty about their own profit forecasts. Media and advertising companies also were among the Portfolio's largest detractors.

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

/4/The Lipper (VIP) Large-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

*The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. The Class II portfolios have an associated 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Class II portfolio and a 0.15% administration fee.

The Prudential Series Fund, Inc.           Semiannual Report     June 30, 2002
--------------------------------------------------------------------------------
Global Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC

"We continue to look at the prospects in China, where years of economic reforms are now bearing fruit. We are on the lookout for strong companies with which to participate indirectly in its progress, since many local companies remain less than stellar. We also like Mexico because continuous reforms are creating opportunities for highly entrenched businesses to accelerate their earnings growth. We have increased our weighting in Japan, where the economy is showing signs of a rebound."


.. PERFORMANCE SUMMARY
---------------------------------------------------------------------------------------------
                                                 Six
Average Annual Total Return Percentages (%)     Months   1-Year   3-Year   5-Year   10-Year
Global Portfolio/1/                            -13.73%  -22.23%   -7.54%    0.63%     7.80%

MSCI World Index/2/                             -8.82%  -15.22%   -8.82%    0.52%     7.79%

Lipper (VIP) Global Funds Average/3/            -6.95%  -12.59%   -3.54%    3.27%     8.19%

---------------------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/1988.

The Global Portfolio's -13.73% return for the six-month period ended June 30, 2002, was substantially below the Lipper Average of its peers. Although the Portfolio correctly underweighted the United States, its domestic stock selection hurt its return. Underweighting Japan also proved detrimental.

                                    [CHART]

                         $10,000 INVESTED OVER 10 YEARS

                 Global         MSCI World
                Portfolio         Index

06/30/1992      10,000.00       10,000.00
06/30/1993      10,988.98       11,675.29
06/30/1994      13,299.59       12,870.82
06/30/1995      14,404.40       14,243.90
06/30/1996      16,813.18       16,870.64
06/30/1997      20,532.15       20,628.30
06/30/1998      23,302.83       24,141.13
06/30/1999      26,803.05       27,923.53
06/30/2000      35,854.80       31,328.30
06/30/2001      27,236.98       24,969.71
06/30/2002      21,182.98       21,170.33

$21,183 Global Portfolio
$21,170 MSCI World Index

.. PERFORMANCE REVIEW

Advertising (Omnicom) and media stocks, notably AOL Time Warner, were the largest detractors from return. The latter was hurt by the slow development of its broadband (high-speed) services and its saturation of the dial-up Internet market. Nonetheless, it is a strong global competitor, and we expect it to benefit as economic growth recovers.

The continued slowdown in the growth of telecommunications hurt both equipment companies and wireless service companies. Nokia (the global leader in wireless handsets), Cisco Systems (the leading supplier of network routers), and Vodafone (the global leader in wireless services) were among the Portfolio's largest detractors. Excess capacity hurt Vodafone and Cisco, and the delayed introduction of the new generation of interactive wireless services hurt Vodafone and Nokia. We expect the new services to be introduced in Europe later this year.

Drug and biotechnology companies also hurt the Portfolio's performance, particularly MedImmune and Wyeth. MedImmune bought Aviron at a premium to its market price. We think the acquisition was synergistic, creating a strong franchise in infectious diseases. The FDA's review of MedImmune's nasal flu vaccine, announced after the end of our reporting period, required no further studies. The stock bounced up at the news.

The Portfolio had gains on its bank holdings, primarily in Europe, and its energy-related stocks. The energy stocks benefited from uncertainty about the supply of oil from the Middle East. As investors foresaw the need to develop new reserves in other parts of the world, oil field service companies such as Smith International were in greater demand. France's largest integrated oil company, Total Fina Elf, which is generating greater productivity gains than expected, also was a significant contributor.

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East.

/3/The Lipper (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
Jennison Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC

"The Portfolio is somewhat conservative in view of the uncertain market. Although we normally pay above-average price/earnings multiples for shares because of the growth potential of the companies in which we invest, we have paid a smaller premium for the stocks now in the Portfolio than is usual for us."


.. PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month    1-Year    3-Year     5-Year     Life
Jennison Portfolio Class I/1/                     -18.78%  -23.74%   -12.21%     3.84%     10.34%

Jennison Portfolio Class II/1/                    -18.97%  -24.07%    N/A        N/A      -24.38%

S&P 500 Index/2/                                  -13.15%  -17.98%    -9.17%     3.67%     11.36%

Russell 1000 Growth Index/2/                      -20.78%  -26.49%   -16.15%    -0.28%      8.37%

Lipper (VIP) Large-Cap Core Funds Average/4/      -18.86%  -26.09%   -12.98%     1.74%      8.76%

---------------------------------------------------------------------------------------------------


Jennison Portfolio Class I inception date: 4/25/1995. Jennison Portfolio Class II inception date: 2/10/2000.

The Jennison Portfolio declined 18.78% (Class I shares) over the six-month period ended June 30, 2002, in line with the Lipper (VIP) Large-Cap Growth Funds Average. The Portfolio's Class II shares returned -18.97% for the same period.

                      $10,000 Invested Since Inception*
[CHART]

                Jennison          S&P 500
                Portfolio        Fund Index

04/30/1995      10,000.00        10,000.00
06/30/1995      11,275.69        10,640.20
06/30/1996      13,494.35        13,404.49
06/30/1997      16,800.97        18,053.20
06/30/1998      22,840.80        23,500.14
06/30/1999      29,972.29        28,846.07
06/30/2000      38,446.62        30,938.41
06/30/2001      26,595.32        26,352.70
06/30/2002      20,281.50        21,615.70


$20,282 Jennison Portfolio
.. $21,616 S&P 500 Index

.. PERFORMANCE REVIEW

The Portfolio's information technology holdings are generally dominant companies in their respective industries-companies that we believe have excellent long-term growth prospects. However, during this reporting period, corporate managers were unwilling to commit to significant capital spending because they had little confidence in their own earnings forecasts. This affected the prospects of the largest technology companies because they are the prime beneficiaries of enterprise-level upgrades. The Portfolio's significant technology commitment, including leading companies such as Intel, International Business Machines
(IBM), and Microsoft, had the largest negative impact on its return. In the healthcare sector, clinical and regulatory setbacks caused sharp drops in biotechnology and drug stocks. The FDA appears to have raised the bar for new drugs, and research-oriented companies are facing tough competition from the manufacturers of generics. The Portfolio's positions in Sepracor, Genentech, and Abbott Laboratories, among others, detracted from its return.

The earnings of the Portfolio's holdings in the investment banking and asset management business were affected by the poor stock market. However, the largest financial detractor was Citigroup. It has grown through a long series of acquisitions, and in the post-Enron environment, investors avoided the stocks of such complicated companies. The Portfolio's media and advertising stocks, including Omnicom, Liberty Media, and Univision Communications, also detracted from its return. They were hurt by loss of confidence in the economic recovery, despite the economic bounce in the first quarter of 2002. The exception was its New York Times position, which rose despite the trend against media stocks.

Also on the positive side, the Portfolio holding in Northrop Grumman, one of only five remaining prime defense contractors, performed well. Bed, Bath & Beyond and Tiffany also were among the positive contributors to return.

--------------------------------------------------------------------------------

* Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

** The graph is based on the performance of Class I Shares. Performance of Class II Shares will be lower due to difference in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II Shares.

/1/ Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/ The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

/4/ The Lipper (VIP) Large-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        SemiAnnual Report       June 30, 2002
--------------------------------------------------------------------------------
Money Market Portfolio

..MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

"Because the U.S. economic expansion slowed in the spring of 2002 and inflation remained in check, the Fed was no longer expected to increase short-term rates in the first half of the year. There was talk that it might tighten monetary policy later in 2002 or it might hold off until early 2003. We believe there is clearly a greater risk that rising interest rates will drive prices of money market securities lower. There is little chance, however, that the Fed will tighten monetary policy while stock markets are in a tailspin.

"Meanwhile, longer-term money market securities yield little more than shorter-term issues, reflecting uncertainty about when rates will move higher. Because there is little value in investing in longer-term money market securities, we plan to continue emphasizing securities maturing in six months or less."

..PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------
                                                 Six
Average Annual Total Return Percentages (%)     Month    1-Year  3-Year  5-Year  10-Year
Money Market Portfolio/1/                       0.80%     2.36%   4.63%   4.87%   4.67%

Lipper (VIP) Mondy Market Average/2/            0.69%     2.04%   4.29%   4.59%   4.42%

------------------------------------------------------------------------------------------

Money Market Portfolio 7-day current net yield 1.54%./1/* The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation. Money Market inception date 5/13/1983.

The Money Market Portfolio returned 0.80% for the six-month period ended June 30, 2002, compared with 0.69% return reported by its benchmark Lipper Average. On June 30, 2002, the Portfolio's 7-day current net yield was 1.54%, down from 1.89% on December 31, 2001.

                         SEVEN-DAY CURRENT NET YIELDS*

[GRAPH]

             Money Market            iMoneyNet's
              Portfolio             Prime Retail

06/26/01        3.83                    3.45
07/31/01        3.45                    3.18
08/28/01        3.42                    2.98
09/25/01        2.98                    2.57
10/30/01        2.66                    2.08
11/27/01        2.34                    1.72
12/25/01        1.94                    1.46
01/29/02        1.76                    1.29
02/26/02        1.61                    1.22
03/26/02        1.60                    1.19
04/30/02        1.62                    1.20
05/28/02        1.54                    1.15
06/25/02        1.54                    1.15

1.54% Money Market Portfolio
1.15% iMoneyNet's Prime Retail

..PERFORMANCE REVIEW

Early in our six-month reporting period, the Fed indicated that it had finished its historic, yearlong campaign to ease monetary policy by leaving short-term interest rates unchanged when it met in January 2002. The Fed had cut rates 11 times the previous year to reinvigorate the U.S. economy. Data released in the first few months of 2002 suggested that its efforts met with success. The economic rebound had begun in earnest.

As economic conditions improved, the outlook for monetary policy shifted from whether the Fed would cut rates again to whether it would increase rates in the first half of the year. Tightening monetary policy would prevent the economy from expanding too rapidly and fueling higher inflation.

In light of the challenging market conditions and the low level of short-term rates, we employed a conservative strategy both in terms of credit selection and interest-rate risk. For example, we avoided taking an overly aggressive stance on the future direction of interest rates by investing in securities maturing in six months or less.

------------------------------------------------------------------------------
An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Desposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

*Source: iMoneyNet, Inc., based on 342 funds in the iMoneyNet General Purpose Universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail universe as of 6/30/2002, State Street Bank source for Money Market Portfolio information.

/1/ Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, LLC

The SP Aggressive Growth Asset Allocation Portfolio comprises seven component portfolios that together cover the global stock market with both value and growth investing strategies.


.. PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------
                                                          Six
Average Annual Total Return Percentages (%)              Month     1-Year   3-Year  5-Year    Life
SP Aggressive Growth Asset Allocation Portfolio/1/       -9.89%   -17.16%    N/A     N/A     -18.87%

S&P 500 Index/2/                                        -13.15%   -17.98%   -9.17%   3.67%   -18.07%

Aggressive Growth AA Custom Blended Index/3/             -7.85%   -13.19%    N/A     N/A     -15.89%

Lipper (VIP) S&P Multi-Cap Core Funds Average/4/        -12.00%   -17.69%   -5.97%   3.01%   -18.53%
----------------------------------------------------------------------------------------------------

SP Aggressive Growth Asset Allocation Portfolio inception date: 9/22/2000.

The SP Aggressive Growth Asset Allocation Portfolio returned -9.89% for the six-month period ended June 30, 2002, as all of its asset classes except small/mid-cap value stocks declined. It beat the S&P 500 Index primarily because its mix included 35% international stocks, which performed better than U.S. stocks. It trailed its Aggressive Growth AA Custom Blended Index because of the underperformance of its SP Davis Value stocks, SP Jennison International Growth stocks, and SP Prudential U.S. Emerging Growth Stocks.

.. PERFORMANCE REVIEW

Despite signs of economic recovery, investors gradually lost confidence in the U.S. equity markets during the first half of 2002 because of widespread uncertainty about corporate earnings and a string of bankruptcies, earnings restatements, and alleged missteps by corporate executives. The Portfolio's international stocks helped its comparative performance. Although International stocks declined, they fell much less than U.S. markets. In both international and U.S. markets, growth stocks performed particularly poorly because investors became very skeptical about the earnings projections of corporations and stock research analysts.

Among large-cap U.S. stocks, the Jennison Growth allocation beat its benchmark, in part because its position in defense contractor Northrop Grumman had a substantial gain. However, the positive impact of the Jennison stocks was outweighed by the underperformance of the large-cap value stocks, managed by Davis Advisers. Davis avoids highly cyclical and capital-intensive businesses and favors companies with a market capitalization greater than $5 billion. Both of theses practices worked poorly in this market.

The Portfolio's smaller allocation to SP Prudential U.S. Emerging Growth stocks also underperformed noticeably, in part because of holdings in Internet-related businesses such as Gemstar TV Guide International, E*TRADE, and TMP Worldwide (the Monsterboard personel recruiting website).

All of the other asset class advisers performed relatively close to their benchmarks; the impact on the Portfolio's return of their over- or underperformance was very small.

                                    [CHART]

                       $10,000 Invested Since Inception*


                                   SP Aggressive Growth       S&P 500
                                Asset Allocation Portfolio     Index
                                --------------------------    -------

                 09/30/2000              10,000.00            10,000.00
                 12/31/2000               9,335,32             9,218.11
                 06/30/2001               8,333.91             8,601.36
                 12/31/2001               7,662.24             8,123.36
                 06/30/2002               6,904.10             7,055.06

                 $6,904 SP Aggressive Growth Asset Allocation Portfolio
                .$7,055 S&P 500 Index


--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closet month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Aggressive Growth Asset Allocation Custom Blended Index is comprised of 12.5% Russell 2500(R) Value Index, 20% S&P 500 Barra Value Index, 20% Russell 1000(R) Growth Index, 12.5% S&P MidCap 400 Index and 35% MSCI EAFE Index.

/4/The Lipper (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.      Semiannual Report        June 30, 2002
--------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio

.. MANAGED BY: A I M CAPITAL MANAGEMENT, INC

"The SP AIM Aggressive Growth Portfolio seeks aggressive capital growth by investing in small- and mid-size companies that management believes will have much better earnings growth than the general economy. Currently about 40% of SP AIM Aggressive Growth is in core growth holdings. We seek to realize the full growth potential of stocks by typically holding them longer, and we maintain a balanced core of high-quality stocks for stability. We look for companies that are expected to achieve above-average earnings growth, while focusing on finding emerging companies."


.. PERFORMANCE SUMMARY
---------------------------------------------------------------------------------------------
                                               Six
Average Annual Total Return Percentage (%)    Month    1-Year     3-Year     5-Year    Life
SP AIM Aggressive Growth Portfolio/1/         -10.02%  -22.03%     N/A        N/A     -26.19%

Russell 2500 Index/2/                          -5.22%   -7.61%    3.85%      6.86%     -4.40%

Russell 2500 Growth Index/3/                  -19.09%  -25.71%   -6.62%      0.81%    -26.62%

Lipper (VIP) Mid-Cap Growth Funds Average/4/  -19.91%  -28.33%   -6.56%      3.15%    -31.96%

---------------------------------------------------------------------------------------------

     SP AIM Aggressive Growth Portfolio inception date: 9/22/2000.

SP AIM Aggressive Growth Portfolio strongly outperformed the Russell 2500 Growth Index for the six-month period ended June 30, 2002, with a return of -10.02% versus -19.09%.

                       $10,000 INVESTED SINCE INCEPTION*

[GRAPH]

                                    SP AIM                           Russell
                                  Aggressive           Russell         2500
                               Growth Portfolio          2500         Growth
09/30/2000                         10,000.00           10,000.00     10,000.00
12/31/2000                          8,600.00            9,633.63       8065.06
06/30/2001                          7,490.00           10,003.89       7832.44
12/31/2001                          6,490.00            9,751.16       7191.34
06/30/2002                          5,840.00            9,242.26       5818.33

.. $5,840 AIM Aggressive Growth Portfolio

.. $9,242 Russell 2500 Index

.. $5,818 Russell 2500 Growth Index

.. PERFORMANCE REVIEW

The Portfolio had good relative performance in the Healthcare and Information Technology sectors due to superior stock selection. The largest detraction from relative performance was in the Financials sector. The top five contributors for the Portfolio were Apollo Group, ITG, Inc., Williams Sonoma, Intuit Co., and Patterson-UTI Energy Inc., while the bottom five contributors were Sonicwall Inc., Broadcom Corp., Airgate PCS, Hanover Compressor Co., and Alpha Industries.

During the first half of 2002, a large disparity between the U.S. Economy and the U.S. equity markets arose. Signs of an economic recovery came from low inflation, a strong housing market, positive consumer confidence and spending, and an increase in manufacturing orders. In contrast, the markets plunged to levels not seen since the aftermath of September 11. Threats of terrorism, escalating violence in the Middle East, and a rash of corporate accounting scandals sent markets down in the first half of the year. Low interest rates created a favorable home buying environment and helped increase the rate of refinancing. The expanding housing market indicated that while consumers felt pessimistic about equity investing, their swelling home equity created a wealth effect that encouraged spending. Unemployment increased slightly, and weak corporate expenditures kept economic growth at moderate levels. It appears that corporations will put off hiring and capital expenditures until concrete evidence of recovery is in place. While second quarter economic growth was not as robust as that of the first quarter, the recovery is expected to continue through the second half of 2002.

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index.

/3/The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.

/4/The Lipper (VIP) Mid-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
SP AIM Core Equity Portfolio

.. MANAGED BY: AIM CAPITAL MANAGEMENT, INC

"We apply AIM's growth-at-a-reasonable-price (GARP) discipline to seek long-term growth with volatility equal to or less than the overall market for the SP AIM Core Equity Portfolio. By comparing the companies' projected earnings growth rates and current stock prices, the GARP discipline helps identify stocks with strong projected earnings that are attractively priced.

"The Portfolio focuses on a diversified selection of high-quality companies. We invest primarily in large-company stocks that are undervalued relative to their potential for earnings growth. In particular, we look for companies that show early but tangible evidence of a turnaround or catalyst that signals the potential for earnings growth, such as a change in management or a new product or service offering."


.. PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month     1-Year    3-Year   5-Year   Life
SP AIM Core Equity Portfolio/1/                     -6.91%   -16.30%    N/A     N/A      -24.60%

S&P 500 Index/2/                                   -13.15%   -17.98%   -9.17%   3.67%    -18.07%

Russell 1000 Index/3/                              -12.82%   -17.88%   -8.62%   3.90%    -18.88%

Lipper (VIP) Large-Cap Core Funds Average/4/       -13.78%   -19.09%   -9.44%   1.96%    -19.20%

Lipper (VIP) Large-Cap Growth Funds Average/4/     -18.86%   -26.09%  -12.98%   1.74%    -30.19%
-------------------------------------------------------------------------------------------------

Although Lipper classifies the Portfolio within the Large-Cap Growth Funds Average, the returns for the Large-Cap Core Funds Average are also shown, because the management of the portfolios included in the Large-Cap Core Funds Average is more consistent with the management of the Portfolio. SP AIM Core Equity Portfolio inception date: 9/22/2000.

The SP AIM Core Equity Portfolio returned -6.91% for the six-month period ended June 30, 2002, strongly outperforming the 13.15% fall of the S&P 500 Index.

                                    [CHART]

                        $10,000 Invested Since Inception*

                              SP AIM Core Equity       S&P 500
                                  Portfolio             Index
                                  ---------             -----

             09/30/2000           10,000.00           10,000.00
             12/31/2000            8,425.80            9,218.11
             06/30/2001            7,244.99            8,601.15
             12/31/2001            6,514.48            8,123.36
             06/30/2002            6,064.17            7,055.06

             $6,064 SP AIM Core Equity Portfolio
            .$7,055 S&P 500 Index

.. PERFORMANCE REVIEW

Even though we have been operating in a very challenging environment, large-cap stocks stand to benefit most from a weakening dollar, and we expect to see more opportunities for growth stocks as the economy recovers. The Portfolio remains broadly diversified, with approximately 75 holdings.

The Portfolio had very strong relative performance in the consumer staples, consumer discretionary, healthcare, information technology, and telecommunication sectors, while the biggest drag on relative performance was the energy sector.

The top five contributors were Coca-Cola, Northrop Grumman, Procter & Gamble, Limited Brands, and Newell Rubbermaid. The bottom five contributors were Tyco International, Computer Associates, Intel, International Business Machines Corp., and Microsoft.

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

/4/The Lipper (VIP) Large-Cap Core Funds Average and the Lipper VIP Large-Cap Growth Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.           Semiannual Report   June 30, 2002
--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio

.. MANAGED BY: ALLIANCE CAPITAL MANAGEMENT, LP

"We remain optimistic that we are nearing a more meaningful turn in earnings. We recognize that the market may not move decisively until a sustainable turn in corporate profits is evident and confidence is reestablished. Issues about corporate governance, terrorism, and the Middle East will likely contribute to risk-averse investing for a while. As the market vacillates, we expect to add value with our systematic approach to trading, while relying on our extensive research for individual stock selection. We continue to balance the Portfolio between cyclical and steady growth stocks. We seek to invest in high-quality growth companies that demonstrate both discernible earnings growth and reasonable valuations."


.. PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month    1-Year    3-Year     5-Year      Life
SP Alliance Large Cap Growth Portfolio/1/        -20.38%   -24.12%      N/A        N/A     -26.29%

Russell 1000 Index/2/                            -12.82%   -17.88%    -8.62%      3.90%    -18.88%

Russell 1000 Growth Index/3/                     -20.78%   -26.49%   -16.15%     -0.28%    -33.02%

Lipper (VIP) Large-Cap Growth Funds Average/4/   -18.86%   -26.09%   -12.98%      1.74%    -30.19%

Lipper (VIP) Multi-Cap Growth Funds Average/4/   -12.00%   -17.69%    -5.97%      3.01%    -18.53%

-----------------------------------------------------------------------------------------------------

SP Alliance Large Cap Growth Portfolio inception date: 9/22/2000. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Growth Funds Average are also shown, because the management of the portfolios included in the Large-Cap Growth Funds average is more consistent with the management of the Portfolio.

The SP Alliance Large-Cap Growth Portfolio performed in line with Russell 1000 Growth benchmark for the six-month period ended June 30, 2002.

                                    [CHART]

                  SP Alliance       Russell         Russell
                   Large-Cap         1000             1000
               Growth Portfolio     Index         Growth Index

09/30/2000        10,000.00       10,000.00        10,000.00
12/31/2000         8,556.29        9,084.57         7,865.49
06/30/2001         7,678.62        8,444.20         6,745.41
12/31/2001         7,318.22        7,953.58         6,259.10
06/30/2002         5,826.54        6,934.12         4,958.65

$5,827 SP Alliance Large Cap Growth Portfolio
$6,934 Russell 1000 Index
$4,959 Russell 1000 Growth Index

.. PERFORMANCE REVIEW

The Portfolio benefited from its healthcare positions, which was the largest positive contributor, with outperformance from UnitedHealth Group, Tenet Healthcare and Wellpoint Health Networks. An underweight and favorable stock selection in the technology sector also served the Portfolio well. An underweighting in the consumer staples and overweighting in the utilities sectors relative to the benchmark detracted from performance.

Retail sales fluctuated as U.S. consumer resilience was starting to be questioned. Positions in Home Depot and Best Buy Co. were notable underperformers, yet Avon Products, Walgreen, Walmart and Kohl's outperformed the broader market. Despite a strong rebound in advertising in the last weeks of May, media and advertising stocks ended on a weak note. AOL Time Warner and, to a lesser extent, Clear Channel Communications detracted from performance, yet Viacom posted positive performance for the period.

Financial stocks, including Citigroup, edged downward. Goldman Sachs, Merrill Lynch, and Morgan Stanley were hurt by the poor environment for their lucrative underwriting businesses. Tyco suffered from questions about its accounting practices and from uncertainty about its plan to break up into four separate companies. We eliminated the position from the Portfolio before period-end. The portfolio's telecommunication stocks (AT&T Wireless, Sprint PCS, and Nokia) suffered from pricing pressures, slowing subscriber growth, and widening credit spreads.

--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past Performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total capital market capitalization of the Russell 3000(R) index.

/3/The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

/4/The Lipper (VIP) Large-Cap Growth Funds Average and the Lipper (VIP) Multi-Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.              Semiannual Report  June 30, 2002
--------------------------------------------------------------------------------
SP Alliance Technology Portfolio

.. MANAGED BY: ALLIANCE CAPITAL MANAGEMENT, LP

"Although expectations for revenue and earnings are low, so is predictability, and the market's volatility reflects this. With this in mind we are balancing the greater long-term opportunity in the semiconductors sector, the likelihood of earlier recovery in software, and more predictable growth of computer services. We are encouraged by the economic recovery; orders have bottomed and there are signs of stabilization in many technology subsectors. As corporate profits improve, so too should spending on technology, especially later this year."


..PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------
                                                     Six
Average Annual Total Return Percentages (%)         Month  1-Year  3-Year  5-Year  Life
SP Alliance Technology Portfolio/1/                -29.07% -37.79%   N/A     N/A  -39.93%

S&P 500 Index/2/                                   -13.15% -17.98%  -9.17%  3.67% -18.07%

S&P SuperComposite Information Technology Index/3/ -30.50% -37.56% -22.18%  1.52% -44.12%

Lipper (VIP) Specialty/Misc. Funds Average/4/      -22.90% -30.25%  -8.24%  2.95% -32.37%

------------------------------------------------------------------------------------------

SP Alliance Technology Portfolio inception date: 9/22/2000.

For the six-month period, ended June 30, 2002, the SP Alliance Technology Portfolio underperformed the S&P 500 Index, but outperformed the S&P SuperComposite 1500 information Technology Index, a broad measure of the technology sector. The Portfolio benefited from good stock selection and a conservative posture.

                                    [CHART]

                       $10,000 Invested Since Inception*

                SP Alliance Technology       S&P 500
                     Portfolio                Index

09/30/2000           10,000.00              10,000.00
12/31/2000            7,628.53               9,218.11
06/30/2001            6,517.28               8,601.15
12/31/2001            5,716.39               8,123.36
06/30/2002            4,054.53               7,055.06

$4,055 SP Alliance Technology Portfolio
$7,055 S&P 500 Index

.. PERFORMANCE REVIEW

A significant exposure to semiconductor companies (including Microchip, Taiwan Semiconductor, and Applied Materials), consumer-oriented companies (including Electronic Arts), and computer services companies (including Affiliated Computer Systems and First Data Corp) helped offset declines in other industries. Losses were heaviest in contract manufacturing and communications and applications software.

Technology stocks corrected during the first half of 2002, as company fundamentals were unable to substantiate the broader improvement in macroeconomic trends. While the tone in some tech sectors sounds better, most commentary remains mixed or negative. The best tone of business comes from the semiconductor sector, the most leveraged group to an upturn, where there is evidence of an inventory replenishment cycle.

Meanwhile, the semiconductor equipment companies are seeing better orders because their customers still see the need to invest in leading edge technologies. Telecom remains disappointing as pressure on capital budgets looks to continue through 2002 and maybe into next year as well.

--------------------------------------------------------------------------------
The Portfolio focuses its investments in the technology sector, thereby increasing its vulnerability to any single economic, political, or regulatory development.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The S&P SuperComposite 1500 Information Technology Index measures the performance of the technology components of the S&P SuperComposite 1500, which is a combination of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices, provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

/4/The Lipper (VIP) Specialty/Miscellaneous Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.              Semiannual Report  June 30, 2002
--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENTS LLC

The SP Balanced Asset Allocation Portfolio comprises nine component portfolios. Forty percent of its assets are invested in U.S. bonds. Sixty percent are invested in seven portfolios that together cover the global stock market with both value and growth investing strategies.


.. PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------
                                             Six
Average Annual Total Return Percentages (%) Month   1-Year  3-Year 5-Year   Life
SP Balanced Asset Allocation Portfolio/1/   -7.13%   -9.01%    N/A    N/A    -8.12%

S&P 500 Index/2/                           -13.15%  -17.98%  -9.17%  3.67%  -18.07%

Balanced AA Custom Blended Index/3/         -5.55%   -6.97%    N/A    N/A    -7.38%

Lipper (VIP) Balanced Funds Average/4/      -6.16%   -7.62%  -1.63%  4.60%   -5.78%

-----------------------------------------------------------------------------------

SP Balanced Asset Allocation Portfolio inception date: 9/22/2000.

The SP Balanced Asset Allocation Portfolio returned -7.13%, for the six-month period ended June 30, 2002, less than both the Lipper (VIP) Balanced Funds Average and the Balanced AA Custom Blended Index. It trailed largely due to the underperformance of its SP Davis Value holdings and its SP Prudential U.S. Emerging Growth holdings.

                                    [CHART]

                       $10,000 Invested Since Inception*

                  SP Balanced
               Asset Allocation     S&P 500
                   Portfolio         Index

09/30/2000        10,000.00        10,000.00
12/31/2000         9,857.53         9,218.11
06/30/2001         9,459.46         8,601.15
12/31/2001         9,267.46         8,123.36
06/30/2002         8,607.11         7,055.06

$8,607 SP Balanced Asset Allocation Portfolio
$7,055 S&P 500 Index

.. PERFORMANCE REVIEW

Despite signs of economic recovery, investors gradually lost confidence in the U.S. equity markets during the first half of 2002 because of widespread uncertainty about corporate earnings and a string of bankruptcies, earnings restatements, and alleged missteps by corporate executives. The 25% of the Portfolio's assets allocated to core bonds had a substantial impact in cushioning its decline. The SP PIMCO Total Return bond holdings underperformed their benchmark slightly, primarily because of credit concerns about some of its corporate bond positions. Nonetheless, they provided a solid positive return. The SP Small/Mid-Cap Value holdings also made a positive contribution, but it was not as large because of the smaller allocation to the asset class and because the Portfolio's holdings trailed their benchmark.

International holdings declined, but substantially less than the U.S. markets. As a result, the 10% of the Portfolio's assets in foreign stocks also contributed slightly to its performance. In both international and U.S. markets, growth stocks performed particularly poorly because investors became very skeptical about the earnings projections of both corporations and stock research analysts.

In large-cap U.S. stocks, both growth advisers beat their benchmark. The Prudential Jennison's margin was larger in part because its position in defense contractor Northrop Grumman had a substantial gain. However, the positive impact of the Jennison holdings was outweighed by the underperformance of the SP Davis Value holdings. Davis avoids highly cyclical and capital-intensive businesses and favors companies with a market capitalization greater than $5 billion. Both of these practices worked poorly in this market.

The Portfolio's smaller allocation to SP Prudential U.S. Emerging Growth holdings also underperformed noticeably, in part because of holdings in Internet-related businesses.

--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.


/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Balanced Asset Allocation Custom Blended Index is comprised of 25% Lehman Aggregate Index, 15% Lehman Intermediate BB Index, 7.5% Russell 2500(R) Value Index, 7.5% S&P MidCap 400 Index, 17.5% S&P 500 Barra Value Index, 17.5% Russell 1000(R) Growth Index and 10% MSCI EAFE Index.

/4/The Lipper (VIP) Balanced Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.            Semiannual Report     June 30, 2002
--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENTS LLC

"The SP Conservative Asset Allocation Portfolio comprises seven component portfolios. Sixty percent of its assets are invested in U.S. bonds. Forty percent are invested in four portfolios that cover both large-caps and small-/mid-caps with both value and growth investing strategies."

.. PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------
                                                 Six
Average Annual Total Return Percentages (%)     Month   1-Year   3-Year   5-Year     Life
SP Conservative Asset Allocation Portfolio/1/  -5.06%   -4.33%    N/A      N/A      -2.56%

S&P 500 Index/2/                              -13.15%  -17.98%  -9.17%    3.67%    -18.07%

Conservative AA Custom Blended Index/3/        -3.95%   -3.38%    N/A      N/A      -2.72%

Lipper (VIP) Income Funds Average/4/           -3.60%   -3.81%    0.69%   2.74%     -1.97%
------------------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio inception date: 9/22/2000.

The SP Conservative Asset Allocation Portfolio returned -5.06% for the six-month period ended June 30, 2002. It trailed the Lipper (VIP) Income Funds Average and the Conservative AA Custom Blended Index primarily because of its allocations to growth stocks. The underperformance of its SP Davis Value holdings also had a noticeable impact.

                                    [CHART]

                       $10,000 Invested Since Inception*

                                SP Conservative
                               Asset Allocation                S&P 500 Index

09/30/2000                         10,000.00                    10,000.00
12/31/2000                         10,083.55                     9,218.11
06/30/2001                          9,984.54                     8,601.15
12/31/2001                         10,060.40                     8,123.36
06/30/2002                          9,551.79                     7,055.06

$9,552 SP Conservative Asset Allocation Portfolio
$7,055 S&P 500 Index

.. PERFORMANCE REVIEW

Despite signs of economic recovery, investors gradually lost confidence in the U.S. equity markets during the first half of 2002 because of widespread uncertainty about corporate earnings and a string of bankruptcies, earnings restatements, and alleged missteps by corporate executives. Consequently, the solidly positive return on the 40% of the Portfolio's assets allocated to core bonds had a substantial impact in cushioning its decline. This was so even though the SP PIMCO Total Return bond holdings underperformed their benchmark slightly, primarily because of credit concerns about some corporate bond positions.

In large-cap U.S. stocks, both growth advisers beat their benchmark. The Prudential Jennison margin was larger in part because its position in defense contractor Northrop Grumman had a substantial gain. However, the positive impact of the Jennison stocks was outweighed by the underperformance of the SP Davis Value stocks. Davis avoids highly cyclical and capital-intensive businesses and favors companies with a market capitalization greater than $5 billion. Both of these practices worked poorly in this market.

The Portfolio's smaller allocation to SP Prudential U.S. Emerging Growth stocks also underperformed noticeably, in part because of holdings in Internet-related businesses such as Gemstar TV Guide International, E*TRADE, and TMP Worldwide (the Monsterboard personnel recruiting website).

--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Conservative Asset Allocation Custom Blended Index is comprised of 40% Lehman Aggregate Index, 20% Lehman Intermediate BB Index, 5% Russell 2500(R) Value Index, 5% S&P MidCap 400 Index, 15% S&P 500 Barra Value Index and 15% Russell 1000(R) Growth Index.

/4/The Lipper (VIP) Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.             Semiannual Report     June 30, 2002
--------------------------------------------------------------------------------
SP Davis Value Portfolio

.. MANAGED BY: DAVIS ADVISORS L.P.

"The SP Davis Value Portfolio maintains strategic allocations to the financial, consumer staples and capital goods sectors. These allocations are based on our top-down analysis of long-term, measurable trends. We have increased our weighting in consumer staples during the past six months. We believe these companies have the potential for strong and consistent cash earnings and will be positive contributors to the Portfolio since, unlike luxury items, consumers tend to buy staples relatively consistently through the peaks and valleys of an economic cycle. It is important to recognize that we have chosen to maintain exposures to businesses that we believe will fare better over full market cycles rather than attempt to rotate from sector to sector in the short term."


.. PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------------
                                                Six
Average Annual Total Return Percentages(%)     Month     1-Year    3-Year    5-Year     Life
SP Davis Value Portfolio/1/                    -9.39%    -13.47%     N/A      N/A      -10.29%

S&P 500 Index/2/                              -13.15%    -17.98%    -9.17%    3.67%    -18.07%

Russell 1000 Value Index/3/                    -4.78%     -8.95%    -2.92%    6.53%     -3.98%

Lipper (VIP) Large-Cap Value Funds Average/4/  -8.42%    -13.20%    -4.51%    3.23%     -5.14%

------------------------------------------------------------------------------------------------


SP Davis Value Portfolio inception date: 9/22/2000.

During the six-month period ended June 30, 2002, the SP Davis Value Portfolio underperformed the Russell 1000 Value Index, outperformed the S&P 500 Index and performed in line with its peer group. Our underperformance relative to the Russell 1000 Value Index can be attributed to our discipline of avoiding highly cyclical and capital-intensive businesses in favor of high-quality, growing companies, as well as our discipline of investing in companies with a market capitalization greater than $5 billion. The Russell 1000 Value Index has benefited from including a large number of mid-cap and highly cyclical securities, which have performed well recently.

                   $10,000 Invested Since Inception*
                               [CHART]

                       SP Davis Value                        S&P 500 Index
                         Portfolio
09/30/2000               10,000.00                             10,000.00
12/31/2000               10,168.91                              9,218.11
06/30/2001                9,534.13                              8,601.15
12/31/2001                9,105.50                              8,123.36
06/30/2002                8,250.23                              7,055.06

  $8,250 SP Davis Value Portfolio
.. $7,055 S&P 500 Index

.. PERFORMANCE REVIEW

There were some notable disappointments in positions such as Tyco, Citigroup, and Household International. Fears of the potential for rising consumer credit defaults and a softening in consumer spending contributed to the decline of Household International and Citigroup. However, our conviction in these financial franchises remains strong, and we believe these companies are well positioned to benefit from an economic recovery due to their executive leadership, brand name, and healthy financial position. Tyco International was the largest detractor from performance during the period due to the departure of CEO Dennis Kozlowski and on-going liquidity concerns. We will continue to monitor Tyco closely, and expect that developments relating to the search for new management will be important to any future investment decision with respect to this position.

It is important to note that while the Portfolio produced negative results during the period, a number of positions including Wells Fargo, UPS, Devon Energy, and Golden West Financial provided strong results.


--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

/4/The Lipper (VIP) Large-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------

SP Deutsche International Equity Portfolio

.. MANAGED BY: DEUTSCHE ASSET MANAGEMENT, INC

"Much of the economic strength we saw in the early part of the year was attributable to a turn in the inventory cycle, an adjustment that is largely over. Nonetheless, we believe that the economy is recovering, although perhaps less robust than anticipated at the beginning of the year. Our extensive team of global sector research analysts continues to identify opportunities with a strong business model and the ability to sustain returns. We believe that the second quarter marked what could be the beginning of a long-predicted weakening dollar trend. The current account deficit, low interest rates, weak stock markets, accounting scandals, and falling capital flows are finally taking their toll on the currency. We expect this trend to continue, although we do not expect a collapse."


.. PERFORMANCE SUMMARY
---------------------------------------------------------------------------------------------------------
                                                   Six
Average Annual Total Return Percentages(%)         Month     1-Year     3-Year     5-Year     Life
SP Deutsche International Equity Portfolio/1/     -1.09%    -10.87%      N/A        N/A      -16.23%

MSCI EAFE Index/2/                                -1.62%     -9.49%     -6.78%     -1.55%    -15.02%

Lipper (VIP) International Funds Average/3/       -1.70%   - 10.10%     -4.75%     -0.07%    -16.37%

---------------------------------------------------------------------------------------------------------

During the six-month period ended June 30, 2002, the SP Deutsche International Equity Portfolio's -1.09% return outperformed the MSCI EAFE Index's -1.62% return and the -1.70% Lipper (VIP) International Funds Average. This return hid periods of extreme volatility, swinging between sectors as market sentiment shifted from buoyant optimism to fear of a profitless recovery.

                                    [CHART]

                        $10,000 Invested Since Inception*

                                    Deutsche
                                 International
                                    Equity             MSCI EAFE
                                   Portfolio             Index

09/30/2000                        10,000.00            10,000.00
12/31/2000                         9,480.00             9,731.66
06/30/2001                         8,199.17             8,309.94
12/31/2001                         7,388.21             7,644.93
06/30/2002                         7,307.69             7,520.94

$7,308 SP Deutsche Institutional Equity Portfolio
$7,521 MSCI EAFE Index

.. PERFORMANCE REVIEW

The Portfolio had strong stock selection across a broad range of sectors including the financial, energy, and consumer discretionary sectors.

European financials were a strong contributor. We had increased our bank commitment, while decreasing our exposure to insurers. Banks such as Banco Popular, Bank of Ireland, and BNP Paribas performed well due to low interest rates and attractive share prices. European energy securities such as ENI and Total Fina Elf have been strong contributors to performance. ENI performed well because of its efficiency and low cost structure. Consumer discretionary stocks contributing to return included Nissan, a strong performer because of the cheaper yen. In addition, Nissan gained market share in the United States. More recently, the Portfolio has concentrated its exposure in the automobile industry on Japanese manufacturers.

Pharmaceuticals were the most significant detractor from the Portfolio's return because of growing concerns about the robustness of patents. GlaxoSmithKline fell after disappointing news on Augmentin brought the company's growth rate into question. The Portfolio also was hurt by its undercommitment to Japan, which rallied during the period.

--------------------------------------------------------------------------------
Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/*/Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East.

/3/The Lipper (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.              Semiannual Report    June 30, 2002
--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENTS LLC

The SP Growth Asset Allocation Portfolio comprises nine component portfolios. Eighty percent of its assets are invested in seven portfolios that together cover the global stock market with both value and growth investing strategies. Twenty percent are invested in U.S. bonds.


.. PERFORMANCE SUMMARY
---------------------------------------------------------------------------------------------------
                                                 Six
Average Annual Total Return Percentages (%)     Month      1-Year    3-Year    5-Year       Life
SP Growth Asset Allocation Portfolio/1/         -9.04%     -13.36%     N/A       N/A       -13.97%

SP 500 Index/2/                                -13.15%     -17.98%    -9.17%    3.67%      -18.07%

Growth AA Custom Blended Index/3/               -7.42%     -10.92%     N/A       N/A       -12.33%

Lipper (VIP) Multi-Cap Core Funds Average/4/   -12.00%     -17.69%    -5.97%    3.01%      -18.53%
---------------------------------------------------------------------------------------------------

SP Growth Asset Allocation Portfolio inception date: 9/22/2000.

The SP Growth Asset Allocation Portfolio returned -9.04% for the six-month period ended June 30, 2002. It beat the Lipper (VIP) Multi-Cap Core Funds Average largely because of its allocations to bonds, small-/mid-cap value stocks, and international stocks. It trailed its Custom Blended Index primarily because of the underperformance of its SP Davis Value holdings and SP PIMCO High Yield holdings.

                       $10,000 Invested Since Inception*

                                    [CHART]

                           SP Growth Asset
                         Allocation Portfolio      S&P 500 Index

09/30/2000                  10,000.00                10,000.00
12/31/2000                   9,544.41                 9,218.11
06/30/2001                   8,840.31                 8,601.15
12/31/2001                   8,420.74                 8,123.36
06/30/2002                   7,659.69                 7,055.06

  $7,660 SP Growth Asset Allocation Portfolio
.. $7,055 S&P 500 Index

.. PERFORMANCE REVIEW

Despite signs of economic recovery, investors gradually lost confidence in the U.S. equity markets during the first half of 2002 because of widespread uncertainty about corporate earnings and a string of bankruptcies, earnings restatements, and alleged missteps by corporate executives. SP PIMCO Total Return and SP Small/Mid-Cap Value portfolios performed well in this environment, while high yield bonds held up better than large-cap stocks. The benefits to the Portfolio of its holdings in these leading asset classes were moderated somewhat by the underperformance of its holdings in all except high yield bonds. The SP Small/Mid-Cap Value holdings trailed by the largest margin, but its small asset allocation meant the impact on return was not substantial. All in all, these asset classes had better returns than the Lipper (VIP)Multi-Cap Core Funds Average, so they contributed to the Portfolio's outperformance.

International stocks declined, but much less than the U.S. markets. As a result, the 20% of the Portfolio's assets in foreign stocks also contributed to its outperformance of the Lipper Average. In both international and U.S. stocks, value stocks outperformed growth stocks because investors became skeptical about predictions of earnings growth.

The Portfolio's U.S. growth stocks had the largest negative impact on return, even though the SP Alliance Large-Cap Growth and the Prudential Jennison holdings outperformed their benchmark, Jennison, by a significant margin. The SP Davis Value holdings had a somewhat smaller and negative impact. Although it had a value style of investing, it trailed the value benchmark substantially. Davis avoids highly cyclical and capital-intensive businesses and favors companies with a market capitalization greater than $5 billion. Both of these practices worked poorly in this market.

--------------------------------------------------------------------------------
Small- and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Growth Asset Allocation Custom Blended Index is comprised of 10% Lehman Aggregate Index, 10% Lehman Intermediate BB Index, 7.5% Russell 2500(R) Value Index, 7.5% S&P MidCap 400 Index, 22.5% S&P 500 Barra Value Index, 22.5% Russell 1000(R) Growth Index and 20% MSCI EAFE Index.

/4/The Lipper (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Semiannual Report           June 30, 2002
--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio

.. MANAGED BY: INVESCO FUNDS GROUP, INC.

"We believe the economy is making progress in its recovery. Although you would not know it by looking at the performance of the stock market, recent economic data was positive. The fact that stocks and fundamentals have apparently decoupled has prompted us to position the Portfolio more defensively.

"It seems that investors have become overly pessimistic, but we have no way to accurately predict when confidence will return. We believe a prudent approach, which might result in being late to the party rather than early, is more appropriate in this environment."


.. PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Percentages (%)           Six
                                                     Month        1-Year      3-Year    5-Year    Life
SP INVESCO Small Company Growth Portfolio/1/        -18.01%       -24.23%      N/A        N/A     -27.26%

Russell 2000 Index/2/                                -4.70%        -8.60%      1.67%      4.44%     -5.29%

Russell 2000 Growth Index/3/                        -17.35%       -25.00%     -9.63%     -1.98%   -25.41%

Lipper (VIP) Small-Cap Growth Funds Average/4/      -18.12%       -24.74%     -3.86%      2.00%   -25.58%
------------------------------------------------------------------------------------------------------------

SP INVESCO Small Company Growth Portfolio inception date:9/22/2000.

The SP INVESCO Small Company Growth Portfolio returned -18.01% for the six-month period ended June 30, 2002. This was in line with the -18.12% six-month return of the Lipper (VIP) Small-Cap Growth Funds Average.


                                 [CHART]

                   $10,000 Invested Since Inception*

                              SP INVESCO Small Company             Russell 2000
                                  Growth Portfolio                    Index
          09/30/2000                 10,000.00                       10,000.00
          12/31/2000                  8,380.00                        9,309.17
          06/30/2001                  7,510.00                        9,947.13
          12/31/2001                  6,940.00                        9,540.61
          06/30/2002                  5,690.00                        9,092.07


.. $5,690 SP INVESCO Small Company Growth Portfolio
.. $9,092 Russell 2000 Index

.. PERFORMANCE REVIEW

Stocks declined sharply, particularly during the second quarter, as it became clear that the recovering economy was not translating into better corporate profits. On top of a poor fundamental outlook, several disturbing developments combined to pull the rug out from under investor confidence. Whether it was rising Middle East tensions, nuclear rivals India and Pakistan on the brink of war, or more corporate malfeasance and accounting scandals, investor pessimism reached extreme levels by the end of June.

The biggest drag on the Portfolio's performance was its technology stocks, which were hurt by depressed corporate spending on information technology infrastructure. Even technology sectors that derive their sales from consumers have not performed very well, and this poor performance comes while many consumer-driven companies have seen improving fundamentals. For example, Zoran Corp, which develops chips for DVD players, has seen demand for its products rise, yet its stock has declined nonetheless.

--------------------------------------------------------------------------------
Small- and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

/3/The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

/4/The Lipper (VIP) Small-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.            Semiannual Report      June 30, 2003
--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC

"Many large technology firms are depending on an economic recovery to increase the earnings of corporations that then will be able to finance new capital investment in their products. We are adding small- to mid-cap stocks because some small companies' healthy growth prospects do not depend on corporate profitability in that way. We still expect improved earnings to be apparent in international markets before the end of 2002."


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------------------------------------
                                                           Six
Average Annual Total Return Percentages (%)               Month      1-Year      3-Year      5-Year     Life
SP Jennison International Growth Portfolio: CI I/1/      -5.50%      -18.30%       N/A         N/A     -31.10%

SP Jennison International Growth Portfolio: CI II/1/     -5.71%      -18.60%       N/A         N/A     -31.05%

MSCI EAFE Index/2/                                       -1.62%       -9.49%     -6.78%      -1.55%    -15.02%

Lipper (VIP) International Funds Average/3/              -1.70%      -10.10%     -4.75%      -0.07%    -16.37%
--------------------------------------------------------------------------------------------------------------

SP Jennison International Growth Portfolio Class I inception date 9/22/2000. SP Jennison International Growth Portfolio Class II inception date: 10/4/2000.

The SP Jennison International Growth Portfolio (Class I) declined 5.50% for the six-month period ended June 30, 2002, more than the Lipper (VIP) International Funds Average.

                                    [CHART]

                       SP Jennison
                      International                   MSCI EAFE
                     Growth Portfolio                  Index

09/30/2000              10,000.00                     10,000.00
12/31/2000               8,500.00                      9,731.66
06/30/2001               6,327.70                      8,309.94
12/31/2001               5,471.00                      7,644.93
06/30/2002               5,169.84                      7,520.94

  $5,170 SP Jennison International Growth Portfolio
.. $7,521 MSCI EAFE Index

.. PERFORMANCE REVIEW

Technology, telecommunications stocks, and drug companies accounted for a substantial part of the Portfolio's decline. Vodafone Group (United Kingdom) and Nokia (Finland), the world leaders in wireless telephone services and handsets, respectively, were among the worst performers. We expect their earnings to rise as their new product lines are introduced. However, the new products of Logica (United Kingdom) are not winning the same market share as its older generations, so we sold the stock at a sizeable loss. Capita Group (United Kingdom), a leading outsourcing firm, was another large detractor. The Portfolio's drug holdings collectively detracted from its return. The industry as a whole has become subject to greater pressure to reduce its prices due to, higher costs, and the absence of leadership at the U.S. Food and Drug Administration. The largest detractors in the group were Serono (Switzerland), Novo-Nordisk (Denmark), and Sanofi-Synthelabo (France).

The largest positive contributions to return came from consumer oriented firms, including the German luxury automobile makers Porsche AG and BMW. Demand for Porsche's 911 product line was stronger than anticipated. Porsche is magnifying the advantage of its luxury brand niche with non-automobile products. BMW's projected revenue growth for the next three to five years is estimated at approximately 15%. Reckett Benckiser (United Kingdom), which leads the global market for household cleaning products, also rose significantly. Its brands, including Lysol, Woolite, Old English, and Electrasol, are growing well in its North American and European markets. In addition, the Portfolio's bank stocks collectively made a significant positive contribution.

--------------------------------------------------------------------------------
Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

Small- and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

** The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East.

/3/The Lipper (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.              Semiannual Report    June 30, 2002
--------------------------------------------------------------------------------
SP Large Cap Value Portfolio

.. MANAGED BY: FIDELITY MANAGEMENT AND RESEARCH COMPANY (FMR)

"The Portfolio continues to look for investment opportunities among companies whose earnings are less likely to disappoint than those of most firms, and to emphasize those whose earnings are likely to exceed analyst expectations. It will continue to be style- and sector-neutral, adding value almost entirely by individual stock selection within sectors. We are looking at some companies that can particularly benefit from the improvement of the overall economy."


.. PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month      1-Year     3-Year     5-Year      Life
SP Large Cap Value Portfolio/1/                    -5.30%    -10.21%       N/A        N/A      -5.37%

Russell 1000 Index/2/                             -12.82%    -17.88%     -8.62%      3.90%    -18.88%

Russell 1000 Value Index/3/                        -4.78%     -8.95%     -2.92%      6.53%     -3.98%

Lipper (VIP) Large-Cap Value Funds Average/4/      -8.42%    -13.20%     -4.51%      3.23%     -5.14%
------------------------------------------------------------------------------------------------------

SP Large Cap Value Portfolio inception date: 9/22/2000.

The SP Large Cap Value Portfolio returned -5.30% for the six-month period ended June 30, 2002, trailing the Russell 1000 Value Index. Value stocks held up much better than growth stocks because investors were unable to justify the higher prices for potential earnings growth, given the lack of confidence in financial reports as well as in the prospects for realizing that growth potential.

                       $10,000 Invested Since Inception*

                                    [CHART]

                                                                 Russell
                   SP Large Cap          Russell 1000          1000 Value
                  Value Portfolio           Index                Index

09/30/2000           10,000.00            10,000.00            10,000.00
12/31/2000           10,481.96             9,084.57            10,359.00
06/30/2001           10,099.26             8,444.20            10,229.10
12/31/2001            9,575.50             7,953.58             3,780.52
06/30/2002            9,068.32             6,934.12             9,313.45

  $9,068 SP Large Cap Value Portfolio
.. $6,934 Russell 1000 Index
.. $9,313 Russell Value Index

.. PERFORMANCE REVIEW

Despite indications that a sustained economic and corporate earnings recession was drawing to a close, the market was unable to shake off the overwhelming uncertainty created by headlines about Enron, Tyco, Arthur Andersen, and other perpetrators of allegedly criminal corporate activities.

The steady stream of dour corporate governance news precipitated a crisis of investor confidence in the U.S. equities market. Although second-quarter economic data pointed to a continuing recovery, an unexpectedly large drop in consumer confidence and continued weak business spending sparked anxieties that the rebound would be less robust than previously anticipated.

The Portfolio had a sizable loss on a large blue-chip industrial company whose financial disclosures were being closely scrutinized for accounting issues, causing its share price to decline. However, this was partially offset by underweighting telecommunications and technology stocks, which investors continued to shun.

--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Russell Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

/3/The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

/4/The Lipper (VIP) Large-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.         Semiannual Report         June 30, 2002
--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio

.. MANAGED BY: MASSACHUSETTS FINANCIAL SERVICES COMPANY

"As the economy improves and corporate earnings begin to strengthen, we think stock prices will be in a better position to rally. However, we doubt a rising tide will lift all boats. Instead, stock selection will be critical as investors pay close attention to company-specific issues, including accounting disclosure practices. We believe this type of environment plays to our strength in bottom-up research. We also believe the Portfolio's flexibility to go anywhere to find the best opportunities for earnings growth at a reasonable price should serve shareholders well."


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                Six
Average Annual Total Return Percentages (%)    Month    1-Year  3-Year  5-Year   Life
SP MFS Capital Opportunities Portfolio/1/     -19.26%  -29.52%    N/A    N/A   -27.38%

S&P 500 Index/2/                              -13.15%  -17.98%  -9.17%  3.67%  -18.07%

Russell 1000 Index/3/                         -12.82%  -17.88%  -8.62%  3.90%  -18.88%

Lipper (VIP) Large-Cap Core Funds Average/4/  -13.78%  -19.09%  -9.44%  1.96%  -19.20%

Lipper (VIP) Multi-Cap Core Funds Average/4/  -12.00%  -17.69%  -5.97%  3.01%  -18.53%

--------------------------------------------------------------------------------

SP MFS Capital Opportunities Portfolio inception date: 9/22/2000. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Core Funds Average are also shown, because the management of the portfolios included in the Large-Cap Core Funds Average is more consistent with the management of the Portfolio.

The SP MFS Capital Opportunities Portfolio returned -19.26% for the six-month period ended June 30, 2002, compared with -13.15% for the S&P 500 Index. In a particularly bad environment for growth investing, we were slightly overweighted relative to our benchmark in technology, which suffered as corporations kept a lid on capital spending.

                                    [CHART]

                        $10,000 Invested Since Inception*

                  SP MFS Capital
                   Opportunities
                     Portfolio         S&P 500 Index

09/30/2000           10,000.00           10,000.00
12/31/2000            9,160.56            9,218.11
06/30/2001            8,050.74            8,601.15
12/31/2001            7,027.85            8,123.36
06/30/2002            5,674.41            7,055.06

$5,674 SP MFS Capital Opportunities Portfolio
$7,055 S&P 500 Index

.. PERFORMANCE REVIEW

Telecom stocks fell due to slowing demand, stiff competition, and weak pricing. In addition, some of our investments in utilities and cable television declined. We were very underweighted in consumer staples because we felt stock prices were not compelling compared to earnings and cash flow, but the sector rallied as investors looked for safe havens.

Tyco International, an industrial conglomerate, plunged in value as investors worried about the company's restructuring plans, complex accounting practices, and an investigation into the former CEO's personal finances. We also held a sizable stake in Merrill Lynch, which tumbled amid allegations that some of its analysts had misled investors. We had investments in utility companies such as Dynegy, El Paso, and AES, all of which suffered in the wake of the Enron collapse. We sold Qwest Communications International, a large telecom company with accounting issues. Our investments in semiconductor stocks such as Analog Devices and Atmel did well as technology companies restocked depleted inventories and orders picked up. However, we weren't convinced that the first-quarter demand was sustainable, so we took profits in the spring. Our focus on materials stocks that we felt could benefit from an economic recovery also worked out well. Our biggest stake was in foreign paper stocks, which we found more attractive than their domestic counterparts. We owned Abitibi-Consolidated in Canada and Aracruz Celulose in Brazil, cutting back as their share prices climbed.

--------------------------------------------------------------------------------

Small- and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Russell 10OO(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

/4/The Lipper (VIP) Large-Cap Core Funds Average and the Lipper (VIP) Multi-Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund Inc          Semiannual Report       June 30, 2002
--------------------------------------------------------------------------------
SP MFS Mid Cap Growth Portfolio

..  MANAGED BY: MASSACHUSETTS FINANCIAL SERVICES COMPANY

"We made a shift in portfolio construction to a more diversified strategy that we expect to refine over the next quarter or so. Compared to previous periods, we will hold more companies but smaller positions of individual companies. We believe our research has uncovered opportunities in a number of areas new for us, including financial services companies. We also increased our holdings in the leisure sector, especially in restaurants, and in the retail sector. We've found growth opportunities in several healthcare areas, including product, service, and medical device companies. We believe that this increased variety of smaller positions may help us navigate a market that may continue to be volatile and uncertain for some time."


.. PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------
                                               Six
Average Annual Total Return Percentages (%)    Month     1-Year     3-Year     5-Year     Life
SP MFS Mid Cap Growth Portfolio/1/             -38.58%   -47.53%      N/A       N/A       -34.34%

Russell MidCap Index/2/                         -5.71%    -9.23%     1.06%      7.51%      -8.38%

Russell MidCap Growth Index/3/                 -19.70%   -26.34%    -9.16%      2.27%     -33.31%

Lipper (VIP) Mid-Cap Growth Funds Average/4/   -19.91%   -28.33%    -6.56%      3.15%     -31.96%

----------------------------------------------------------------------------------------------------

SP MFS Mid Cap Growth Portfolio inception date: 9/22/2000.

For the six-month period ended June 30, 2002, the Portfolio returned -38.58%, compared to a return of -19.70% for the Russell Midcap Growth Index. The main reason for the Portfolio's poor performance was that we held a number of very large positions in stocks that fell dramatically during the period. Until late last year, this strategy of holding large positions in stocks in which we had long-term confidence had worked well, in the past six months, however, that strategy hurt the Portfolio.

                                    [CHART]

                       $10,000 Invested Since Inception*

                                                               Russell
                   SP MFS Mid Cap       Russell Midcap          Midcap
                   Growth Portfolio         Index            Growth Index
09/30/2000            10,000.00            10,000.00          10,000.00
12/31/2000             9,773.79             9,641.34           7,675.18
06/30/2001             9,046.62             9,452.27           6,680.26
12/31/2001             7,728.17             9,099.13           6,128.53
06/30/2002             4,746.43             8,579.86           4,920.99

$4,746 SP MFS Mid Cap Growth Portfolio
$8,580 Russell Midcap Index
$4,921 Russell Midcap Growth Index

.. PERFORMANCE REVIEW

In a market that seemed to be dominated by investor doubt and fear, even small corporate problems led to sharply falling stock prices. For example, Cytyc, which makes the Thinprep cervical cancer test that has replaced the older form of the Pap test as the medical standard of care, was punished severely for what amounted to a short-term inventory correction: the company admitted to investors that excess inventory in its distribution channels would lead to lower sales over the next couple of quarters. However, Thinprep has remained the dominant product in its market, and Cytyc is also working on a product that addresses breast cancer testing in a potentially revolutionary manner. We continue to believe in the stock.

Some of our other large positions, however, were hurt by fundamental business problems that we don't believe will reverse in the near future. VeriSign, for example, which dominates the business of Internet domain name registrations, saw its stock fall sharply as it became clear that renewals of site names were declining and that its security software for Internet transactions was hurt by declining corporate spending on technology in general. Stock in Genzyme, a biotechnology firm that was another large holding, also plummeted when the company failed to hit sales projections for its leading product, kidney drug Renagel. By the end of the period, we had significantly reduced our holdings in both Genzyme and VeriSign.


--------------------------------------------------------------------------------
Small- and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 25% of the total market capitalization of the Russell 1000(R) Index.

/3/The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values,

/4/The Lipper (VIP) Mid-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.         Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio

.. MANAGED BY: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

"We will maintain an above benchmark average credit quality with an emphasis on BBB-rated credits that offer attractive yields. Within the investment-grade telecommunications sector, we believe that companies such as Sprint, AT&T and France Telecom offer compelling value at current market levels. In addition, companies in the pipeline sector such as Williams and El Paso also offer attractive yields with investment-grade credit quality.

"We plan to maintain an overweight position in the utility sector with an emphasis on higher-quality companies with strong asset coverage. In contrast, we plan to avoid building products and consumer cyclicals as companies in these sectors are vulnerable to a softening in the housing market and a slowing in consumer spending.

"We will remain overweight in the cable TV and satellite sector as many of the stronger companies have been oversold and offer strong return potential."


.. PERFORMANCE SUMMARY
-------------------------------------------------------------------------------------------------------
                                                   Six
Average Annual Total Return Percentages (%)        Month     1-Year     3-Year     5-Year     Life
SP PIMCO High Yield Portfolio/1/                   -3.24%     0.08%      N/A        N/A        1.43%

Lehman Intermediate BB Corp. Index/2/              -3.36%    -0.82%      N/A        N/A        3.61%

Lipper (VIP) High Current Yield Funds Average/3/   -3.54%    -3.78%     -3.10%     -0.10%     -4.87%
-------------------------------------------------------------------------------------------------------

SP PIMCO High Yield Portfolio inception date 9/22/2000.

For the six-month period ended June 30, 2002, the SP PIMCO High Yield Portfolio posted a -3.24% return that slightly outperformed the -3.36% return of its benchmark, the Lehman Brothers Intermediate BB Corporate Index, and better than the Lipper (VIP) High Current Yield Bond Funds Average.

                                    [CHART]

                       $10,000 Invested Since Inception*

                      SP PIMCO High              Lehman Intermediate
                     Yield Portfolio               BB Corp. Index

09/30/2000             10,000.00                    10,000.00
12/31/2000             10,193.61                     9,993.68
06/30/2001             10,245.95                    10,727.24
12/31/2001             10,598.18                    11,009.74
06/30/2002             10,254.42                    10,639.80

$10,254 SP PIMCO High Yield Portfolio
$10,640 Lehman Intermediate BB Corp. Index

.. PERFORMANCE REVIEW

The Portfolio's exposure to BBB-rated credits added to its performance as higher credit quality sectors significantly outperformed. An underweight to the telecommunications sector combined with significant underweights to WorldCom and Qwest also boosted the Portfolio's relative performance as the telecom sector was down 35% in June alone.

An overweight exposure to cable/pay television was negative due to continued effects from the default of Adelphia, the country's sixth largest cable company. The Portfolio's positive security selection within the cable sector, however, offset some of the negative impact of the industry overweight.

Overweighting the energy sector also helped the Portfolio's returns as this sector experienced better performance over the broader high yield market in the first half of 2002. On the other hand, underweighting building materials and consumer sensitive sectors significantly detracted from the Portfolio's results as these sectors outperformed with consumer spending remaining resilient and the housing market enjoying robust demand.

--------------------------------------------------------------------------------
High yield bonds, also known as "junk bonds," are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Lehman Brothers Intermediate BB Corporate Index is an unmanaged index comprised of various fixed income securities rated BB.

/3/The Lipper (VIP) High Current Yield Bond Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio

.. MANAGED BY: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

"We will limit interest rate risk and focus on higher-yielding mortgage-backed securities, corporate bonds, and emerging market bonds that provide a margin of safety. We also plan to focus on short- and intermediate-maturity issues that are less sensitive to reflationary pressures than longer-term bonds.

"In addition, we will target a modest overweight in mortgage-backed securities and near-index holdings of higher quality corporate bonds to capture their premium yields while minimizing risk to the Portfolio.

"Our outlook for telecommunications and energy/pipeline companies, which hurt performance in the second quarter of 2002, is positive given their strong cash flow and asset coverages. We also believe emerging market bonds with solid credit fundamentals, such as Brazil, will be an attractive source of yield going forward, despite their recent negative performance."


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------------------
                                                  Six
Average Annual Total Return Percentages (%)      Month    1-Year   3-Year   5-Year   Life
SP PIMCO Total Return Portfolio/1/               3.08%     8.59%     N/A      N/A    9.69%

Lehman Brothers Aggregate Bond Index/2/          3.79%     8.63%    8.11%    7.57%   9.54%

Lipper (VIP) General Bond Funds Average/3/       2.41%     6.03%    4.52%    4.61%   5.40%

--------------------------------------------------------------------------------------------

SP PIMCO Total Return Portfolio inception date: 9/22/2000.

For the six-month period ended June 30, 2002, the 3.08% return of the SP PIMCO Total Return Portfolio underperformed the 3.79% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

High yield bonds, also known as "junk bonds," are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

                                    [CHART]

                        $10,000 Invested Since Inception*

                SP PIMCO Total        Lehman Brothers
               Return Portfolio     Aggregate Bond Index

09/30/2000         10,000.00             10,000.00
12/31/2000         10,517.75             10,420.55
06/30/2001         10,847.75             10,797.43
12/31/2001         11,428.12             11,300.50
06/30/2002         11,779.60             11,728.88

$11,780 SP PIMCO Total Return Portfolio
$11,729 Lehman Brothers Aggregate Bond Index

.. PERFORMANCE REVIEW

The Portfolio's duration positioning during the year was slightly negative as it remained near index during the first quarter of 2002 and below index as rates rallied in the second quarter of 2002. Our yield curve positioning was positive as the Portfolio overweighted the intermediate part of the yield curve where rates rallied the most. Additionally, a short-end focus through the use of Eurodollar Futures was a strong contributor to returns as markets anticipated more aggressive tightening in the midst of modest economic recovery.

An underweight in mortgage-backed securities hurt the Portfolio as this sector was one of the best performers of 2002. A major portion of the Portfolio's underperformance was due to its corporate bond exposure, which suffered losses from individual security selection and an overweight to telecommunications issues.

Emerging market bonds also detracted from the Portfolio's returns as Brazil's problems adversely affected the entire asset class. An increased allocation to developed non-U.S. bonds was modestly negative as the flight to safety caused U.S. interest rates to fall the most.

-------------------------------------------------------------------------------
High yield bonds, also known as "junk bonds," are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

/3/The Lipper (VIP) General Bond Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report   June 30, 2002
--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC

"We are adding energy and consumer stocks to carry the Portfolio until corporate earnings and technology spending recover. We believe that eventually the tax stimulus package will invigorate technology spending, particularly if it is accompanied by a profit and earnings rebound."


.. PERFORMANCE SUMMARY

-------------------------------------------------------------------------------------------------
                                                     Six
Average Annual Total Return Percentages (%)         Month     1-Year   3-Year   5-Year     Life
SP Prudential U.S. Emerging Growth Portfolio:      -23.80%    -34.46%     N/A      N/A   -30.45%
Class I/1/

SP Prudential U.S. Emerging Growth Portfolio:      -23.98%       N/A      N/A      N/A   -30.82%
Class II/1/

S&P MidCap 400 Index/2/                             -3.21%     -4.72%    6.66%   12.58%   -4.36%

Russell Midcap Growth Index/3/                     -19.70%    -26.34%   -9.16%    2.27%  -33.31%

Lipper (VIP) Mid-Cap Growth Funds Average/4/       -19.91%    -28.33%   -6.56%    3.15%  -31.96%

Lipper (VIP) Multi-Cap Growth Funds Average/4/     -20.72%    -29.91%  -10.94%    3.46%  -36.21%

-------------------------------------------------------------------------------------------------

SP Prudential U.S. Emerging Growth Portfolio Class I inception date: 9/22/2000. SP Prudential U.S. Emerging Growth Portfolio Class II inception date: 7/9/2001. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios included in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.


The SP Prudential U.S. Emerging Growth Portfolio (Class I) declined 23.80% for the six-month period ended June 30, 2002, underperforming the Lipper (VIP) Multi-Cap Growth Funds Average by about three percentage points.

                                    [CHART]

                      $10,000 Invested Since Inception*,**

                       SP Prudential U.S.
                        Emerging Growth       S&P MidCap
                           Portfolio           400 Index

09/30/2000                 10,000.00          10,000.00
12/31/2000                  8,388.55           9,614.94
06/30/2001                  8,018.17           9,707.97
12/31/2001                  6,897.03           9,556.86
06/30/2002                  5,255.35           9,249.99

$5,255 SP Prudential U.S. Emerging Growth Portfolio
$9,250 S&P MidCap 400 Index

.. PERFORMANCE REVIEW

High-growth industries (biotechnology, electronics, and Internet-based services) were the largest detractors from the Portfolio's return. By far the greatest impact came from Gemstar-TV Guide International, which has a patented electronic program guide that drives a highly trafficked website. The stock declined substantially when another firm mounted a challenge to its patents and then won a legal victory. Other Internet-related detractors included E*TRADE, whose revenues fell because of the downturn in investing, and TMP Worldwide (the Monsterboard personnel recruiting website) whose revenues declined because of hiring freezes in the technology industries. Semiconductor-related (computer chip) and electronic equipment companies were affected by the technology slowdown. Together, these groups made up a large part of the Portfolio's loss. The Portfolio's biotechnology stocks also generally performed poorly, by period-end our exposure was minimal. Advertising, cable television, and broadcasting companies also accounted for much of the decline.

Positive contributions came primarily from service companies, including commercial, healthcare, and technical services. They included Apollo (education), Express Scripts (drug benefit), and CACI International (information technology consulting).

--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

**The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the mid-size company segment of the U.S. stock market.

/3/The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.

/4/Tme Lipper (VIP) Mid-Cap Growth Funds Average and the Lipper (VIP) Multi-Cap Growth Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                Semiannual Report  June 30, 2002
--------------------------------------------------------------------------------
SP Small/Mid Cap Value Portfolio

.. MANAGED BY: FIDELITY MANAGEMENT AND RESEARCH COMPANY (FMR)

"The Portfolio continues to look for investment opportunities among companies whose earnings are less likely to disappoint than those of most firms, and to emphasize those whose earnings are likely to exceed analyst expectations. It will continue to be style- and sector-neutral, adding value almost entirely by individual stock selection within sectors. We are looking at some companies that can particularly benefit from the improvement of the overall economy."


.. PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------
                                               Six
Average Annual Total Return Percentages (%)   Month   1-Year   3-Year   5-Year    Life
SP Small/Mid Cap Value Portfolio/1/           2.82%    1.36%    N/A      N/A      9.81%

Russell 2500 Index/2/                        -5.22%   -7.61%   3.85%    6.86%    -4.40%

Russell 2500 Value Index/3/                   4.72%    6.59%   9.69%    9.83%    13.51%

Lipper (VIP) Mid-Cap Value Funds Average/4/  -0.44%    0.99%   8.08%   10.00%     8.20%

----------------------------------------------------------------------------------------

SP Small/Mid Cap Value Portfolio inception date: 9/22/2000.

Over the six-month period ended June 30, 2002, the SP Small/Mid Cap Value Portfolio finished in positive territory, returning 2.82%, but trailed its benchmark, the Russell 2500 Value Index, which returned 4.72% for the same period.

                                    [CHART]

                        $10,000 Invested Since Inception*

                SP Small/Mid                    Russell
                 Cap Value     Russell 2500   2500 Value
                 Portfolio        Index          Index

09/30/2000       10,000.00       10,000.00     10,000.00
12/31/2000       11,132.91        9,633.63     10,861.51
06/30/2001       11,644.06       10,003.89     11,710.13
12/31/2001       11,479.07        9,751.16     11,919.38
06/30/2002       11,802.42        9,242.26     12,482.00

$11,802 SP Small/Mid Cap Value Portfolio
$9,242 Russell 2500 Index
$12,482 Russell 2500 Value Index

.. PERFORMANCE REVIEW

Investors fled large-cap growth stocks in the first half of 2002 in favor of small-cap value stocks and fixed income investments. While the economic news tended to be positive, the market reacted poorly to the bad press surrounding companies like Enron and WorldCom.

During the second half of the reporting period, unemployment claims continued to rise and consumer confidence, which had held up well in the low interest rate environment, reversed its trend, falling four points in June. Accounting scandals, coupled with political uncertainty abroad, were major contributors to a broad market decline. The positive return on small- and mid-cap value stocks stood out in bright contrast to the falling markets in other sectors.

The Portfolio's performance was hurt by unfavorable security selection among hardware and equipment companies in the technology sector, and among regional and national banks in the financial sector. On the positive side, a large overweight in companies that supply household and personal products contributed most to the return for the period.

--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolios inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index.

/3/The Russell 2500(TM) Value Index measures the performance of those Russell 2500(TM) companies with lower price-to-book ratios and lower forecasted growth values.

/4/The Lipper (VIP) Mid-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.            Semiannual Report    June 30,2002
--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC; and ALLIANCE CAPITAL MANAGEMENT, LP

"The SP Strategic Partners Focused Growth Portfolio combines the efforts of two leading growth style equity investment advisers: Jennison Associates and Alliance Capital Management. There are many ways of executing a growth investing strategy, and by combining the results of two advisers, we hope to produce a more consistent return than either adviser would do alone."


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------------------------------
                                                      Six
Average Annual Total Return Percentages (%)          Month    1-Year     3-Year     5-Year     Life

SP Strategic Partners Focused Growth Portfolio:     -14.56%   -21.66%      N/A        N/A     -26.80%
Class I/1/

SP Strategic Partners Focused Growth Portfolio:     -14.78%   -21.99%      N/A        N/A     -23.54%
Class II/1/

S&P 500 Index/2/                                    -13.15%   -17.98%     -9.17%      3.67%   -18.07%

Russell 1000 Growth Index/3/                        -20.78%   -26.49%    -16.15%     -0.28%   -33.02%

Lipper (VIP) Large-Cap Growth Funds Average/4/      -18.86%   -26.09%    -12.98%      1.74%   -30.19%
--------------------------------------------------------------------------------------------------------

SP Strategic Partners Focused Growth Portfolio Class I inception date:
9/22/2000. SP Strategic Partners Focused Growth Portfolio Class II inception date: 1/12/2001.

The SP Strategic Partners Focused Growth Portfolio (Class I) returned -14.56% for the six-month period ended June 30, 2002, ahead of both the Lipper (VIP) Large-Cap Growth Funds Average and the Russell 1000 Growth Index.

                                    [CHART]

                      $10,000 Invested Since Inception*,**

                SP Strategic Partners
                  Focused Growth        S&P 500
                     Portfolio           Index

09/30/2000           10,000.00         10,000.00
12/31/2000            7,953.41          9,218.11
06/30/2001            7,345.48          8,601.15
12/31/2001            6,735.02          8,123.36
06/30/2002            5,754.29          7,055.06

$5,754 SP Strategic Partners Focused Growth Portfolio
$7,055 S&P 500 Index

.. PERFORMANCE REVIEW

Alliance's investment in UnitedHealth Group made by far the largest positive contribution to the Portfolio's return. The pricing power and profitability of HMOs have been improving, and Alliance has particular confidence in UnitedHealth's management. Alliance also selected the Portfolio's worst detractor, the capital goods conglomerate Tyco. Tyco's shares had a very sharp drop in January when investors dramatically reduced their tolerance for aggressive accounting practices. Alliance sold its position before the end of April because of Tyco's uncertain plans to spin off components and reduce its indebtedness.

Two wireless telecommunication services companies, AT&T Wireless and Vodafone Group, and Nokia, the leading wireless handset firm, also detracted substantially from the Portfolio's return. Alliance is holding these large and well-capitalized companies because it expects the industry to consolidate, allowing the survivors to control large market shares. Technology companies whose profits are affected by the slowdown in capital investment projects also detracted from return. These included Jennison's IBM, Microsoft (also held by Alliance), and Intel positions. Clinical and regulatory setbacks caused sharp drops in biotechnology and drug stocks. Jennison's positions in Genentech, Pfizer (also held by Alliance), and MedImmune were among the larger detractors.

Both advisers held Citigroup, which was affected by investors' post-Enron skepticism about complicated companies, potential credit exposure to companies with deteriorating finances, and the association of its telecom analyst Jack Grubman with WorldCom's decline. Although Citigroup has a strong competitive position, Alliance began to trim its position.

--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

**The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

/4/The Lipper (VIP) Large-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
Stock Index Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

This Portfolio's consists primarily of the 500 stocks that comprise the Standard & Poor's 500 Index in approximately the same proportions they represent in the Index. The Portfolio aims to replicate the performance of the Standard & Poor's 500 Index, and tends to reflect the general trends of the overall U.S. equity market.


.. PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month     1-Year    3-Year   5-Year   10-Year
Stock Index Portfolio/1/                           -13.26%   -18.18%   -9.29%   3.47%    11.12%

S&P 500 Index/2/                                   -13.15%   -17.98%   -9.17%   3.67%    11.42%

Lipper (VIP) S&P 500 Index Funds Average/3/        -13.38%   -18.35%   -9.46%   3.40%    11.06%
-------------------------------------------------------------------------------------------------

Stock Index Portfolio inception date: 10/19/1987.

The Stock Index Portfolio declined 13.26% for the six-month period ended June 30, 2002, 12 basis points (hundredths of a percentage point) above its peer group Lipper Average. A very broad-based decline in the second quarter accounted for most of the fall. First quarter results were more mixed.

                                    [CHART]

                         $10,000 INVESTED OVER 10 YEARS


                                 Stock Index           S&P 500
                                  Portfolio             Index
                                  ---------             -----

             06/30/1992           10,000.00           10,000.00
             06/30/1993           11,311.30           11,360.59
             06/30/1994           11,434.84           11,519.70
             06/30/1995           14,364.23           14,518.13
             06/30/1996           18,044.14           18,289.89
             06/30/1997           24,201.52           24,632.87
             06/30/1998           31,388.55           32,065.02
             06/30/1999           38,463.48           39,359.31
             06/30/2000           41,138.58           42,214.23
             06/30/2001           35,081.87           35,957.21
             06/30/2002           28,705.20           29,493.77

  $28,705 Stock Index Portfolio
  $29,494 S&P 500 Index

.. PERFORMANCE REVIEW

Despite the steep S&P 500 Index fall in the first six months of 2002, investors were not indiscriminate, at least during the first half of the period. The decline masked a wide range of performances. The loss of confidence after the Enron, Tyco, and WorldCom debacles, to name three, lend investors to shy away from the stocks of any companies with very complicated financial statements. This hurt large companies that had grown by acquisition, such as General Electric, Citigroup, and American International Group, which together account for more than 7% of the S&P 500 capitalization.

The many positive economic signs didn't help telecommunications service companies, which trailed the market, or the firms that manufacture the equipment they use. Energy merchants, companies that constructed generating plants in strategically located sites where fuel was cheap and where they had the flexibility to sell power to the customers for whom it had the most value, also were brought down by high debt levels and guilt by association. In contrast, electric utilities had solid (if unspectacular) gains because their steady earnings stood out as a haven in this market. The information technology sector decline was broad. Corporate managers remain cautious and unwilling to commit to significant capital spending for technology because they continue to have difficulty predicting their earnings with any confidence.

Now for the good news. The materials sector overall rose by 5%, reflecting renewed economic growth. Metals and forest products had very strong returns. The best performing group was gold stocks. The decline of the broad health sector index was due to sharp share price declines in the biotechnology and drug industries because of clinical and regulatory setbacks. In contrast, health service industries, such as healthcare managers and hospitals, were among the strongest in the market. Earnings expectations for managed healthcare companies have been on a sharply rising course since 2001.

Some consumer stocks continued to benefit from the strength of consumer spending; the market was led by Big Lots and Dillards. TRW and Lockheed Martin stocks reflected the rocketing prospects of defense companies. The aerospace and defense group collectively notched a 15% gain.

--------------------------------------------------------------------------------
/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product changes. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Lipper (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2002
--------------------------------------------------------------------------------
Value Portfolio

.. MANAGED BY: DEUTSCHE ASSET MANAGEMENT, INC.; JENNISON ASSOCIATES LLC; and VICTORY CAPITAL MANAGEMENT

We believe that few corporations have pricing power (the ability to increase prices without losing sales) in the current environment, and so it is a particular challenge to increase profits. We continue to focus on sectors where excess production capacity has already been shut down, allowing companies to increase their prices and profit margins. These include some consumer cyclicals, industrials, energy firms, and basic materials producers. These were the best performing areas in the first quarter, and we expect them to lead the market for the rest of the year.


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------------------------------
                                                     Six                                       10-Year/
Average Annual Total Return Percentages(%)          Month     1-Year     3-Year     5-Year       Life
Value Portfolio: Class I/1/                         -10.65%   -13.22%     -1.28%       5.25%      11.73%

Value Portfolio: Class II/1/                        -10.83%   -13.57%       N/A         N/A      -13.12%

S&P 500 Index/2/                                    -13.15%   -17.98%     -9.17%       3.67%      11.42%

Russell 1000 Value Index/3/                          -4.78%    -8.95%     -2.92%       6.53%      12.98%

Lipper (VIP) Large-Cap Value Funds Average/4/        -8.42%   -13.20%     -4.51%       3.23%      11.03%

Lipper (VIP) Multi-Cap Value Funds Average/4/        -8.37%   -10.87%     -1.47%       5.01%      10.71%
--------------------------------------------------------------------------------------------------------


Value Portfolios Class I inception date: 2/19/1998. Class II inception date:
5/14/2001. Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios included in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

The Value Portfolio Class I returned -10.65% for the six-month period ended June 30, 2002, ahead of the S&P 500 Index return of -13.15%. The Portfolios's Class II shares returned -10.83% for the same period.

                                    [CHART]

                        $10,000 INVESTED OVER 10 YEARS*


                                   Value                S&P 500
                                 Portfolio               Index
                                 ---------               -----

             06/30/1992          10,000.00             10,000.00
             06/30/1993          12,564.40             11,360.59
             06/30/1994          13,155.63             11,519.70
             06/30/1995          15,386.17             14,518.13
             06/30/1996          17,566.36             18,289.89
             06/30/1997          23,466.79             24,632.87
             06/30/1998          29,990.29             32,065.02
             06/30/1999          31,507.28             39,359.31
             06/30/2000          28,383.75             42,214.23
             06/30/2001          34,932.75             35,957.21
             06/30/2002          30,315.13             29,493.77

             $30,315 Value Portfolio
            .$29,494 S&P 500 Index

.. PERFORMANCE REVIEW

Investors have been avoiding several large classes of stocks, including some sound companies whose stocks have been carried down with their groups. This has created some classic value opportunities, but investors continued to avoid these groups during this reporting period. The increased skepticism about corporate financial reporting has hurt the stocks of large companies that have grown by acquiring many other firms, including the Portfolio's holdings in Citigroup, American International Group (AIC), General Electric, and Tyco. The bankruptcy of Enron hurt other energy merchants that had high levels of debt, including our positions in Williams Companies and El Paso. The Portfolio's media and entertainment holdings, investment banks, and drug companies also were detractors, as were telecommunications and computer hardware companies.

On the positive side, the Portfolio had good positive returns on the health service companies Anethe, Humana, and HCA. Increased concern about oil and natural gas supply increased the value of companies with energy reserves, such as the Portfolio's positions in Talisman Energy and Amerada Hess. Gold stocks were among the market's strongest performers, and the Portfolio's positions in Freeport-McMoran Gold and Newmont Mining benefitted. Other natural resources stocks made positive contributions as well, including chemical and forest product companies.

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

/4/The Lipper (VIP) Large-Cap Value Funds Average and the Lipper (VIP) multi-Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

*The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. The Class II portfolios have an associated 12-b1 fee at the annual rate of 0.25% of the average daily net assets of the Class II portfolio and a 0.15% administration fee.

                           ---------------------------
                           DIVERSIFIED BOND PORTFOLIO
                           ---------------------------


STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

   ASSETS
     Investments, at value (cost $1,901,456,568)............ $1,912,549,824
     Foreign currency, at value (cost: $47).................             51
     Cash...................................................        590,317
     Receivable for investments sold........................    277,186,139
     Dividends and interest receivable......................     18,636,876
     Receivable for securities lending income...............         98,784
     Receivable for capital stock sold......................        171,768
     Unrealized appreciation on forward foreign currency
      contracts.............................................          4,070
     Prepaid expenses.......................................          1,305
                                                             --------------
      Total assets..........................................  2,209,239,134
                                                             --------------
   LIABILITIES
     Payable for investments purchased......................    664,452,136
     Collateral for securities on loan......................     72,148,054
     Payable for capital stock repurchased..................      7,132,492
     Unrealized depreciation on forward foreign currency
      contracts.............................................      1,353,926
     Management fee payable.................................        485,712
     Accrued expenses and other liabilities.................        206,227
     Securities lending rebate payable......................        153,469
     Due to broker -- variation margin......................         36,196
     Payable to securities lending agent....................          6,689
     Deferred directors' fees...............................          6,373
                                                             --------------
      Total liabilities.....................................    745,981,274
                                                             --------------
   NET ASSETS............................................... $1,463,257,860
                                                             ==============
     Net assets were comprised of:
      Common stock, at $0.01 par value...................... $    1,391,360
      Paid-in capital in excess of par......................  1,520,837,304
                                                             --------------
                                                              1,522,228,664
     Distributions in excess of net investment income.......       (468,966)
     Accumulated net realized loss on investments...........    (69,510,479)
     Net unrealized appreciation on investments and foreign
      currencies............................................     11,008,641
                                                             --------------
     Net assets, June 30, 2002.............................. $1,463,257,860
                                                             ==============
   Net asset value and redemption price per share,
    $1,463,257,860 / 139,136,040 outstanding shares of
    common stock (authorized 340,000,000 shares)............ $        10.52
                                                             ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
     Interest................................................. $ 43,025,542
     Income from securities loaned, net.......................      408,818
                                                               ------------
                                                                 43,434,360
                                                               ------------
   EXPENSES
     Management fee...........................................    2,841,407
     Shareholders' reports....................................      112,000
     Custodian's fees and expenses............................       92,000
     Audit fee................................................       14,000
     Directors' fees..........................................       12,000
     Commitment fee on syndicated credit agreement............        7,900
     Legal fees and expenses..................................        4,000
     Transfer agent's fees and expenses.......................        1,900
     Miscellaneous............................................       10,417
                                                               ------------
      Total expenses..........................................    3,095,624
     Less: custodian fee credit...............................      (11,975)
                                                               ------------
      Net expenses............................................    3,083,649
                                                               ------------
   NET INVESTMENT INCOME......................................   40,350,711
                                                               ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized loss on:
      Investments.............................................  (19,016,623)
      Futures.................................................     (923,087)
      Foreign currencies......................................   (2,916,617)
                                                               ------------
                                                                (22,856,327)
                                                               ------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................    3,826,162
      Futures.................................................    1,883,363
      Foreign currencies......................................   (1,465,594)
                                                               ------------
                                                                  4,243,931
                                                               ------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (18,612,396)
                                                               ------------
   NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $ 21,738,315
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $   40,350,711   $   86,941,182
 Net realized loss on investments and foreign
   currencies..........................................     (22,856,327)      (3,252,991)
 Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies...............       4,243,931        5,233,740
                                                         --------------   --------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..      21,738,315       88,921,931
                                                         --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income..................    (127,577,406)     (83,748,940)
                                                         --------------   --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................    (127,577,406)     (83,748,940)
                                                         --------------   --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [13,304,660 and 20,266,550 shares,
   respectively].......................................     145,173,244      237,445,375
 Capital stock issued in reinvestment of dividends and
   distributions [11,950,411 and 7,262,307 shares,
   respectively].......................................     127,577,406       83,748,940
 Capital stock repurchased [(9,442,166) and
   (16,727,741) shares, respectively]..................    (104,313,796)    (195,468,888)
                                                         --------------   --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS....................................     168,436,854      125,725,427
                                                         --------------   --------------
TOTAL INCREASE IN NET ASSETS...........................      62,597,763      130,898,418
NET ASSETS:
 Beginning of period...................................   1,400,660,097    1,269,761,679
                                                         --------------   --------------
 End of period (a).....................................  $1,463,257,860   $1,400,660,097
                                                         ==============   ==============
 (a) Includes undistributed net investment income of:..  $           --   $   86,757,729
                                                         --------------   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                                -----------------
                                EQUITY PORTFOLIO
                                -----------------


STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

   ASSETS
    Investments, at value (cost $4,401,613,446).............. $3,959,749,219
    Foreign currency, at value (cost: $703,976)..............        711,253
    Cash.....................................................        152,838
    Receivable for investments sold..........................     25,166,773
    Dividends and interest receivable........................      3,556,421
    Receivable for capital stock sold........................      1,820,110
    Deferred expenses and other assets.......................          3,836
                                                              --------------
      Total assets...........................................  3,991,160,450
                                                              --------------
   LIABILITIES
    Payable for investments purchased........................     23,822,891
    Payable for capital stock repurchased....................      1,748,891
    Management fee payable...................................      1,511,086
    Accrued expenses and other liabilities...................        303,834
    Due to broker -- variation margin........................         33,278
    Withholding tax payable..................................            863
    Distribution fee payable.................................            106
    Administration fee payable...............................             64
                                                              --------------
      Total liabilities......................................     27,421,013
                                                              --------------
   NET ASSETS................................................ $3,963,739,437
                                                              ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value....................... $    2,192,364
      Paid-in capital in excess of par.......................  4,801,595,536
                                                              --------------
                                                               4,803,787,900
    Undistributed net investment income......................     17,381,255
    Accumulated net realized loss on investments.............   (414,932,798)
    Net unrealized depreciation on investments and foreign
      currencies.............................................   (442,496,920)
                                                              --------------
    Net assets, June 30, 2002................................ $3,963,739,437
                                                              ==============
   Class I:
   Net asset value and redemption price per
    share, $3,963,244,603 / 219,208,990 outstanding shares
    of common stock (authorized 590,000,000 shares).......... $        18.08
                                                              ==============
   Class II:
   Net asset value and redemption price per share, $494,834
    / 27,412 outstanding shares of common stock (authorized
    10,000,000 shares)....................................... $        18.05
                                                              ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
    Dividends (net of $347,812 foreign withholding tax)...... $  26,321,477
    Interest.................................................     1,766,075
                                                              -------------
                                                                 28,087,552
                                                              -------------
   EXPENSES
    Management fee...........................................     9,892,311
    Distribution fee -- Class II.............................           847
    Administration fee -- Class II...........................           508
    Shareholders' reports....................................       523,000
    Custodian's fees and expenses............................       160,000
    Audit fee................................................        43,000
    Directors' fees..........................................        18,000
    Commitment fee on syndicated credit agreement............        18,000
    Legal fees and expenses..................................        10,000
    Transfer agent's fees and expenses.......................         3,100
    Miscellaneous............................................        38,905
                                                              -------------
      Total expenses.........................................    10,707,671
    Less: custodian fee credit...............................        (1,625)
                                                              -------------
      Net expenses...........................................    10,706,046
                                                              -------------
   NET INVESTMENT INCOME.....................................    17,381,506
                                                              -------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
   FOREIGN CURRENCIES
    Net realized loss on:
      Investments............................................  (192,804,492)
      Futures................................................    (2,533,491)
      Foreign currencies.....................................       (42,376)
                                                              -------------
                                                               (195,380,359)
                                                              -------------
    Net change in unrealized appreciation (depreciation) on:
      Investments............................................  (353,185,511)
      Futures................................................      (957,845)
      Foreign currencies.....................................        (1,702)
                                                              -------------
                                                               (354,145,058)
                                                              -------------
   NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES............  (549,525,417)
                                                              -------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...... $(532,143,911)
                                                              =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $   17,381,506   $    41,995,448
 Net realized loss on investments and foreign
   currencies..........................................    (195,380,359)     (198,295,232)
 Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies...............    (354,145,058)     (464,959,296)
                                                         --------------   ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..    (532,143,911)     (621,259,080)
                                                         --------------   ---------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I.............................................      (1,025,823)      (40,962,632)
   Class II............................................              --            (6,403)
                                                         --------------   ---------------
                                                             (1,025,823)      (40,969,035)
                                                         --------------   ---------------
 Distributions from net realized capital gains
   Class I.............................................              --      (265,305,843)
   Class II............................................              --          (118,898)
                                                         --------------   ---------------
                                                                     --      (265,424,741)
                                                         --------------   ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................      (1,025,823)     (306,393,776)
                                                         --------------   ---------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [6,963,385 and 6,932,221 shares,
   respectively].......................................     138,530,930       148,169,727
 Capital stock issued in reinvestment of dividends and
   distributions [51,214 and 13,872,222 shares,
   respectively].......................................       1,025,823       306,393,776
 Capital stock repurchased [(13,142,102) and
   (26,225,122) shares, respectively]..................    (259,566,929)     (564,499,707)
                                                         --------------   ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS....................................    (120,010,176)     (109,936,204)
                                                         --------------   ---------------
TOTAL DECREASE IN NET ASSETS...........................    (653,179,910)   (1,037,589,060)
NET ASSETS:
 Beginning of period...................................   4,616,919,347     5,654,508,407
                                                         --------------   ---------------
 End of period (a).....................................  $3,963,739,437   $ 4,616,919,347
                                                         ==============   ===============
 (a) Includes undistributed net investment income of:..  $   17,381,255   $     1,025,572
                                                         --------------   ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                                -----------------
                                GLOBAL PORTFOLIO
                                -----------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

ASSETS
  Investments at value (cost $748,510,935)............... $ 686,876,632
  Foreign currency, at value (cost $12,057,239)..........    12,562,344
  Receivable for investments sold........................     6,021,820
  Dividends and interest receivable......................       905,182
  Receivable for capital stock sold......................       156,869
  Receivable for securities lending income...............        23,152
  Forward foreign currency contracts receivable..........         2,965
  Deferred expenses and other assets.....................           714
                                                          -------------
   Total assets..........................................   706,549,678
                                                          -------------
LIABILITIES
  Collateral for securities on loan......................    71,951,333
  Payable for capital stock repurchased..................     3,075,714
  Payable for investments purchased......................     2,057,811
  Unrealized depreciation on interest rate swaps.........       651,874
  Accrued expenses and other liabilities.................       396,302
  Management fee payable.................................       394,758
  Payable to custodian...................................       231,361
  Payable to securities lending agent....................        54,294
  Withholding tax payable................................        35,631
  Securities lending rebate payable......................        19,889
  Forward foreign currency contracts payable.............         7,823
                                                          -------------
   Total liabilities.....................................    78,876,790
                                                          -------------
NET ASSETS............................................... $ 627,672,888
                                                          =============
  Net assets were comprised of:
   Common stock, at $0.01 par value...................... $     480,086
   Paid-in capital in excess of par......................   885,764,100
                                                          -------------
                                                            886,244,186
  Undistributed net investment income....................     2,022,317
  Accumulated net realized loss on investments...........  (198,827,131)
  Net unrealized depreciation on investments and foreign
   currencies............................................   (61,766,484)
                                                          -------------
  Net assets, June 30, 2002.............................. $ 627,672,888
                                                          =============
Net asset value and redemption price per share,
 $627,672,888 / 48,008,602 outstanding shares of
 common stock (authorized 140,000,000 shares)............ $       13.07
                                                          =============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

INVESTMENT INCOME
  Dividends (net of $390,806 foreign withholding tax)...... $   4,912,435
  Interest.................................................       285,284
  Income from securities loaned, net.......................       396,065
                                                            -------------
                                                                5,593,784
                                                            -------------
EXPENSES
  Management fee...........................................     2,959,301
  Custodian's fees and expenses............................       223,000
  Shareholders' reports....................................       110,000
  Audit fee................................................        13,000
  Directors' fees..........................................         6,000
  Commitment fee on syndicated credit agreement............         4,300
  Transfer agent's fees and expenses.......................         3,500
  Legal fees and expenses..................................         2,800
  Miscellaneous............................................         7,394
                                                            -------------
   Total expenses..........................................     3,329,295
  Less: custodian fee credit...............................        (6,868)
                                                            -------------
   Net expenses............................................     3,322,427
                                                            -------------
NET INVESTMENT INCOME......................................     2,271,357
                                                            -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized loss on:
   Investments.............................................   (60,947,732)
   Foreign currencies......................................      (976,505)
   Interest rate swaps.....................................    (1,373,666)
                                                            -------------
                                                              (63,297,903)
                                                            -------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (46,165,340)
   Foreign currencies......................................       615,044
   Interest rate swaps.....................................       (66,295)
                                                            -------------
                                                              (45,616,591)
                                                            -------------
NET LOSS ON INVESTMENTS AND FOREIGN
CURRENCIES.................................................  (108,914,494)
                                                            -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS................................................. $(106,643,137)
                                                            =============

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $   2,271,357    $    5,789,796
 Net realized loss on investments and foreign
   currencies..........................................    (63,297,903)     (123,791,727)
 Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies...............    (45,616,591)      (82,268,593)
                                                         -------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..   (106,643,137)     (200,270,524)
                                                         -------------    --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income..................     (7,749,158)       (3,409,968)
 Distributions from net realized capital gains.........             --      (228,950,076)
                                                         -------------    --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................     (7,749,158)     (232,360,044)
                                                         -------------    --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [10,736,330 and 28,874,970 shares,
   respectively].......................................    154,914,293       504,076,307
 Capital stock issued in reinvestment of dividends and
   distributions 531,857 and 13,035,663 shares,
   respectively].......................................      7,749,158       232,360,044
 Capital stock repurchased [(21,155,662) and
   (34,076,083) shares, respectively]..................   (305,620,262)     (600,916,991)
                                                         -------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS............................   (142,956,811)      135,519,360
                                                         -------------    --------------
TOTAL DECREASE IN NET ASSETS...........................   (257,349,106)     (297,111,208)
NET ASSETS:
 Beginning of period...................................    885,021,994     1,182,133,202
                                                         -------------    --------------
 End of period (a).....................................  $ 627,672,888    $  885,021,994
                                                         =============    ==============
 (a) Includes undistributed net investment income of:..  $   2,022,317    $    7,500,118
                                                         -------------    --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                           --------------------------
                           HIGH YIELD BOND PORTFOLIO
                           --------------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

      ASSETS
        Investments, at value (cost $1,136,321,435)...... $  983,202,378
        Cash.............................................      2,160,552
        Dividends and interest receivable................     20,438,851
        Receivable for investments sold..................      1,708,674
        Receivable for securities lending income.........        139,703
        Receivable for capital stock sold................         40,133
        Deferred expenses and other assets...............            538
                                                          --------------
         Total assets....................................  1,007,690,829
                                                          --------------
      LIABILITIES
        Collateral for securities on loan................     75,969,962
        Payable for investments purchased................      6,146,736
        Payable for capital stock repurchased............        549,805
        Management fee payable...........................        419,521
        Accrued expenses and other liabilities...........        138,290
        Securities lending rebate payable................         73,506
        Payable to securities lending agent..............         16,550
        Deferred directors' fees.........................          4,089
                                                          --------------
         Total liabilities...............................     83,318,459
                                                          --------------
      NET ASSETS......................................... $  924,372,370
                                                          ==============
        Net assets were comprised of:
         Common stock, at $0.01 par value................ $    1,992,845
         Paid-in capital in excess of par................  1,332,159,344
                                                          --------------
                                                           1,334,152,189
        Distributions in excess of net investment income.     (1,577,169)
        Accumulated net realized loss on investments.....   (255,083,593)
        Net unrealized depreciation on investments.......   (153,119,057)
                                                          --------------
        Net assets, June 30, 2002........................ $  924,372,370
                                                          ==============
      Net asset value and redemption price per share,
       $924,372,370 / 199,284,515 outstanding shares of   $         4.64
       common stock (authorized 390,000,000 shares)...... ==============


STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

     INVESTMENT INCOME
       Interest............................................. $ 36,032,540
       Dividends............................................    2,398,094
       Income from securities loaned, net...................      228,503
                                                             ------------
                                                               38,659,137
                                                             ------------
     EXPENSES
       Management fee.......................................    2,170,673
       Custodian's fees and expenses........................       82,000
       Shareholders' reports................................       65,000
       Audit fee............................................        9,100
       Directors' fees......................................        9,100
       Legal fees and expenses..............................        5,000
       Commitment fee on syndicated credit agreement........        3,200
       Transfer agent's fees and expenses...................        2,600
       Miscellaneous........................................        4,695
                                                             ------------
        Total expenses......................................    2,351,368
       Less: custodian fee credit...........................       (6,575)
                                                             ------------
        Net expenses........................................    2,344,793
                                                             ------------
     NET INVESTMENT INCOME..................................   36,314,344
                                                             ------------
     NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS
       Net realized loss on investments.....................  (45,381,556)
       Net change in unrealized depreciation on investments.  (15,337,205)
                                                             ------------
     NET LOSS ON INVESTMENTS................................  (60,718,761)
                                                             ------------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................................. $(24,404,417)
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $  36,314,344     $  71,928,840
 Net realized loss on investments......................    (45,381,556)      (87,638,249)
 Net change in unrealized depreciation on investments..    (15,337,205)       12,117,544
                                                         -------------     -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..    (24,404,417)       (3,591,865)
                                                         -------------     -------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income..................   (109,820,351)      (76,479,091)
                                                         -------------     -------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [67,170,501 and 19,870,429 shares,
   respectively].......................................    353,292,287       115,194,310
 Capital stock issued in reinvestment of dividends and
   distributions [22,202,391 and 13,545,200 shares
   respectively].......................................    109,820,351        76,479,091
 Capital stock repurchased [(11,515,824) and
   (19,703,634) shares, respectively]..................    (60,325,189)     (117,128,504)
                                                         -------------     -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS....................................    402,787,449        74,544,897
                                                         -------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS................    268,562,681        (5,526,059)
NET ASSETS:
 Beginning of period...................................    655,809,689       661,335,748
                                                         -------------     -------------
 End of period (a).....................................  $ 924,372,370     $ 655,809,689
                                                         =============     =============
 (a) Includes undistributed net investment income of:..             --     $  71,928,838
                                                         -------------     -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                               -------------------
                               JENNISON PORTFOLIO
                               -------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

 ASSETS
   Investments at value (cost $1,986,450,680)................. $1,795,578,737
   Foreign currency, at value (cost $127,734).................         92,977
   Receivable for investments sold............................     17,524,387
   Receivable for capital stock sold..........................      3,183,832
   Dividends and interest receivable..........................      1,024,816
   Deferred expenses and other assets.........................          1,731
   Receivable for securities lending income...................            866
   Unrealized appreciation on forward foreign currency
    contracts.................................................            378
                                                               --------------
    Total assets..............................................  1,817,407,724
                                                               --------------
 LIABILITIES
   Payable for investments purchased..........................     18,835,586
   Unrealized depreciation on interest rate swaps.............      1,783,742
   Payable for capital stock repurchased......................      1,223,236
   Management fee payable.....................................        915,614
   Accrued expenses and other liabilities.....................        559,506
   Swap interest payable......................................         45,128
   Distribution fee payable...................................         15,478
   Administration fee payable.................................          9,208
   Payable to securities lending agent........................            217
                                                               --------------
    Total liabilities.........................................     23,387,715
                                                               --------------
 NET ASSETS................................................... $1,794,020,009
                                                               ==============
   Net assets were comprised of:
    Common stock, at $0.01 par value.......................... $    1,190,266
    Paid-in capital in excess of par..........................  2,888,343,343
                                                               --------------
                                                                2,889,533,609
   Undistributed net investment income........................      1,316,725
   Accumulated net realized loss on investments...............   (904,141,184)
   Net unrealized depreciation on investments and foreign
    currencies................................................   (192,689,141)
                                                               --------------
   Net assets, June 30, 2002.................................. $1,794,020,009
                                                               ==============
 Class I:
 Net asset value and redemption price per share,
  $1,736,457,674 / 115,177,355 outstanding shares of
  common stock (authorized 240,000,000 shares)................ $        15.08
                                                               ==============
 Class II:
 Net asset value and redemption price per share, $57,562,335 /
  3,849,286 outstanding shares of common stock (authorized
  20,000,000 shares).......................................... $        14.95
                                                               ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
     Dividends (net of $86,645 foreign withholding tax)....... $   7,357,682
     Interest.................................................       497,783
     Income from securities loaned, net.......................        38,417
                                                               -------------
                                                                   7,893,882
                                                               -------------
   EXPENSES
     Management fee...........................................     6,228,559
     Distribution fee -- Class II.............................        69,548
     Administration fee -- Class II...........................        41,729
     Shareholders' reports....................................        98,000
     Custodian's fees and expenses............................        68,000
     Audit fee................................................        27,000
     Commitment fee on syndicated credit agreement............         7,300
     Directors' fees..........................................         7,300
     Transfer agent's fees and expenses.......................         4,800
     Legal fees and expenses..................................         4,300
     Miscellaneous............................................        17,006
                                                               -------------
      Total expenses..........................................     6,573,542
     Less: custodian fee credit...............................       (12,376)
                                                               -------------
      Net expenses............................................     6,561,166
                                                               -------------
   NET INVESTMENT INCOME......................................     1,332,716
                                                               -------------
   NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized loss on:
      Investments.............................................  (233,735,326)
      Foreign currencies......................................       (50,784)
                                                               -------------
                                                                (233,786,110)
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (186,414,688)
      Foreign currencies......................................       (33,456)
      Interest rate swaps.....................................    (1,783,742)
                                                               -------------
                                                                (188,231,886)
                                                               -------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (422,017,996)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(420,685,280)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                           Six Months Ended    Year Ended
                                                                            June 30, 2002   December 31, 2001
                                                                           ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income....................................................  $    1,332,716   $    4,222,964
 Net realized loss on investments and foreign currencies..................    (233,786,110)    (649,705,913)
 Net change in unrealized appreciation (depreciation) on investments and
   foreign currencies.....................................................    (188,231,886)     113,723,602
                                                                            --------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................    (420,685,280)    (531,759,347)
                                                                            --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I................................................................        (232,880)      (3,975,406)
   Class II...............................................................              --              (12)
                                                                            --------------   --------------
                                                                                  (232,880)      (3,975,418)
                                                                            --------------   --------------
 Distributions from net realized capital gains
   Class I................................................................              --      (23,590,806)
   Class II...............................................................              --         (258,609)
                                                                            --------------   --------------
                                                                                        --      (23,849,415)
                                                                            --------------   --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................        (232,880)     (27,824,833)
                                                                            --------------   --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [22,243,633 and 23,972,144 shares, respectively]......     384,002,641      468,098,719
 Capital stock issued in reinvestment of dividends and distributions
   [13,323 and 1,363,188 shares, respectively]............................         232,880       27,824,833
 Capital stock repurchased [(24,235,595) and (30,857,338) shares,
   respectively]..........................................................    (415,732,911)    (595,952,756)
                                                                            --------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....     (31,497,390)    (100,029,204)
                                                                            --------------   --------------
TOTAL DECREASE IN NET ASSETS..............................................    (452,415,550)    (659,613,384)
NET ASSETS:
 Beginning of period......................................................   2,246,435,559    2,906,048,943
                                                                            --------------   --------------
 End of period (a)........................................................  $1,794,020,009   $2,246,435,559
                                                                            ==============   ==============
 (a) Includes undistributed net investment income of:.....................  $    1,316,725   $      216,889
                                                                            --------------   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                             -----------------------
                             MONEY MARKET PORTFOLIO
                             -----------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

         ASSETS
           Investments, at value (cost $1,238,192,974).. $1,238,192,974
           Cash.........................................         34,942
           Receivable for capital stock sold............      6,204,040
           Interest receivable..........................      4,812,160
           Prepaid expenses.............................          1,441
                                                         --------------
            Total assets................................  1,249,245,557
                                                         --------------
         LIABILITIES
           Payable for investments purchased............     27,002,690
           Payable for capital stock repurchased........      6,078,606
           Management fee payable.......................        394,070
           Accrued expenses and other liabilities.......        205,348
                                                         --------------
            Total liabilities...........................     33,680,714
                                                         --------------
         NET ASSETS..................................... $1,215,564,843
                                                         ==============
           Net assets were comprised of:
            Common stock, at $0.01 par value............ $    1,215,565
            Paid-in capital in excess of par............  1,214,349,278
                                                         --------------
           Net assets, June 30, 2002.................... $1,215,564,843
                                                         ==============
         Net asset value and redemption price per share,
          121,556,484 outstanding shares of common stock
          (authorized 340,000,000 shares)............... $        10.00
                                                         ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

             INVESTMENT INCOME
               Interest............................... $13,389,247
                                                       -----------
             EXPENSES
               Management fee.........................   2,593,937
               Shareholders' reports..................     117,000
               Custodian's fees and expenses..........      50,000
               Audit fee..............................      13,000
               Directors' fees........................       6,700
               Transfer agent's fees and expenses.....       3,900
               Legal fees and expenses................       2,300
               Miscellaneous..........................       8,304
                                                       -----------
                Total expenses........................   2,795,141
               Less: custodian fee credit.............        (513)
                                                       -----------
                Net expenses..........................   2,794,628
                                                       -----------
             NET INVESTMENT INCOME....................  10,594,619
                                                       -----------
             NET REALIZED GAIN ON INVESTMENTS.........       3,984
                                                       -----------
             NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS............................... $10,598,603
                                                       ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                        Six Months Ended
                                                                                                         June 30, 2002
                                                                                                        ----------------
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income................................................................................ $    10,594,619
  Net realized gain on investments.....................................................................           3,984
                                                                                                        ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................      10,598,603
                                                                                                        ---------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.................................................................     (10,594,619)
  Distributions from net realized capital gains........................................................          (3,984)
                                                                                                        ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................................................................     (10,598,603)
                                                                                                        ---------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [86,015,543 and 211,661,996 shares, respectively].................................     860,155,433
  Capital stock issued in reinvestment of dividends and distributions [1,044,445 and 5,641,876 shares,
   respectively].......................................................................................      10,444,449
  Capital stock repurchased [(115,688,806) and (190,938,245) shares, respectively].....................  (1,156,888,060)
                                                                                                        ---------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.......................    (286,288,178)
                                                                                                        ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS................................................................    (286,288,178)
NET ASSETS:
  Beginning of period..................................................................................   1,501,853,021
                                                                                                        ---------------
  End of period........................................................................................ $ 1,215,564,843
                                                                                                        ===============

                                                                                                           Year Ended
                                                                                                        December 31, 2001
                                                                                                        -----------------
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income................................................................................  $    55,283,991
  Net realized gain on investments.....................................................................        1,134,766
                                                                                                         ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................       56,418,757
                                                                                                         ---------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.................................................................      (55,283,991)
  Distributions from net realized capital gains........................................................       (1,134,766)
                                                                                                         ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................................................................      (56,418,757)
                                                                                                         ---------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [86,015,543 and 211,661,996 shares, respectively].................................    2,116,619,962
  Capital stock issued in reinvestment of dividends and distributions [1,044,445 and 5,641,876 shares,
   respectively].......................................................................................       56,418,757
  Capital stock repurchased [(115,688,806) and (190,938,245) shares, respectively].....................   (1,909,382,452)
                                                                                                         ---------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.......................      263,656,267
                                                                                                         ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS................................................................      263,656,267
NET ASSETS:
  Beginning of period..................................................................................    1,238,196,754
                                                                                                         ---------------
  End of period........................................................................................  $ 1,501,853,021
                                                                                                         ===============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                ------------------------------------------------
                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                ------------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $13,094,645)......... $11,920,766
          Receivable for capital stock sold................     108,349
                                                            -----------
           Total assets....................................  12,029,115
                                                            -----------
        LIABILITIES
          Management fee payable...........................     107,900
          Payable to investment adviser....................         497
          Payable for capital stock repurchased............         462
                                                            -----------
           Total liabilities...............................     108,859
                                                            -----------
        NET ASSETS......................................... $11,920,256
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    17,459
           Paid-in capital in excess of par................  13,717,662
                                                            -----------
                                                             13,735,121
          Net investment loss..............................      (2,181)
          Accumulated net realized loss on investments.....    (638,805)
          Net unrealized depreciation on investments.......  (1,173,879)
                                                            -----------
          Net assets, June 30, 2002........................ $11,920,256
                                                            ===========
        Net asset value and redemption price per share,
         $11,920,256/1,745,936 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $      6.83
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

      INVESTMENT INCOME
        Dividends............................................ $       350
                                                              -----------
      EXPENSES
        Management fee.......................................       2,531
                                                              -----------
      NET INVESTMENT LOSS....................................      (2,181)
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS
        Net realized loss on investments.....................    (227,401)
        Net change in unrealized depreciation on investments.    (955,841)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (1,183,242)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(1,185,423)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                             Six Months Ended    Year Ended
                                              June 30, 2002   December 31, 2001
                                             ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)...............   $    (2,181)      $    15,914
 Net realized loss on investments...........      (227,401)         (411,404)
 Net change in unrealized depreciation on
   investments..............................      (955,841)         (162,831)
                                               -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.................................    (1,185,423)         (558,321)
                                               -----------       -----------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.......            --           (15,938)
 Distributions from net realized capital
   gains....................................            --           (18,925)
                                               -----------       -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS..........            --           (34,863)
                                               -----------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [930,488 and 1,101,665
   shares, respectively]....................     6,843,018         8,704,066
 Capital stock issued in reinvestment of
   dividends and distributions [0 and 4,418
   shares, respectively]....................            --            34,863
 Capital stock repurchased [(170,202) and
   (340,519) shares, respectively]..........    (1,208,484)       (2,727,504)
                                               -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.................     5,634,534         6,011,425
                                               -----------       -----------
TOTAL INCREASE IN NET ASSETS................     4,449,111         5,418,241
NET ASSETS:
 Beginning of period........................     7,471,145         2,052,904
                                               -----------       -----------
 End of period..............................   $11,920,256       $ 7,471,145
                                               ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                       -----------------------------------
                       SP AIM AGGRESSIVE GROWTH PORTFOLIO
                       -----------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $8,242,613)......... $ 8,023,628
          Cash............................................         591
          Receivable for capital stock sold...............      34,864
          Receivable for investments sold.................      14,416
          Dividends and interest receivable...............       1,061
          Deferred expenses and other assets..............           4
                                                           -----------
           Total assets...................................   8,074,564
                                                           -----------
        LIABILITIES
          Management fee payable..........................       6,221
          Accrued expenses and other liabilities..........       5,850
          Payable for capital stock repurchased...........       4,101
          Deferred directors' fees........................       1,827
                                                           -----------
           Total liabilities..............................      17,999
                                                           -----------
        NET ASSETS........................................ $ 8,056,565
                                                           ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value............... $    13,791
           Paid-in capital in excess of par...............  10,482,821
                                                           -----------
                                                            10,496,612
          Net investment loss.............................     (26,156)
          Accumulated net realized loss on investments....  (2,194,906)
          Net unrealized depreciation on investments......    (218,985)
                                                           -----------
          Net assets, June 30, 2002....................... $ 8,056,565
                                                           ===========
        Net asset value and redemption price per share,
         $8,056,565/1,379,128 outstanding shares of common
         stock (authorized 80,000,000 shares)............. $      5.84
                                                           ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

     INVESTMENT INCOME
       Dividends (net of $27 foreign withholding tax).......... $   6,518
       Interest................................................     4,614
                                                                ---------
                                                                   11,132
                                                                ---------
     EXPENSES
       Management fee..........................................    33,117
       Custodian's fees and expenses...........................    38,000
       Directors' fees.........................................     6,000
       Shareholders' reports...................................     5,500
       Legal fees and expenses.................................     3,000
       Audit fee...............................................     2,700
       Transfer agent's fees and expenses......................     1,300
       Miscellaneous...........................................       209
                                                                ---------
        Total expenses.........................................    92,626
       Less: custodian fee credit..............................       (24)
          expense subsidy......................................   (55,314)
                                                                ---------
        Net expenses...........................................    37,288
                                                                ---------
     NET INVESTMENT INCOME LOSS................................   (26,156)
                                                                ---------
     NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS
       Net realized loss on investments........................  (456,930)
       Net change in unrealized appreciation (depreciation) on
        investments............................................  (295,529)
                                                                ---------
     NET LOSS ON INVESTMENTS...................................  (752,459)
                                                                ---------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS................................................ $(778,615)
                                                                =========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                            Six Months Ended    Year Ended
                                                                             June 30, 2002   December 31, 2001
                                                                            ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss......................................................   $   (26,156)      $   (34,721)
  Net realized loss on investments.........................................      (456,930)       (1,511,481)
  Net change in unrealized appreciation (depreciation) on investments......      (295,529)          312,999
                                                                              -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......................      (778,615)       (1,233,203)
                                                                              -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [712,336 and 823,827 shares, respectively]............     4,476,161         5,636,185
  Capital stock repurchased [(214,948) and (394,507) shares, respectively].    (1,363,819)       (2,572,757)
                                                                              -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......     3,112,342         3,063,428
                                                                              -----------       -----------
TOTAL INCREASE IN NET ASSETS...............................................     2,333,727         1,830,225
NET ASSETS:
  Beginning of period......................................................     5,722,838         3,892,613
                                                                              -----------       -----------
  End of period (a)........................................................   $ 8,056,565       $ 5,722,838
                                                                              ===========       ===========
  (a) Includes undistributed net investment income of:.....................   $        --       $    34,721
                                                                              -----------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

                          -----------------------------
                          SP AIM CORE EQUITY PORTFOLIO
                          -----------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $14,103,864)......... $13,404,606
          Cash.............................................         451
          Receivable for capital stock sold................     110,882
          Receivable for investments sold..................      16,570
          Dividends receivable.............................       7,392
          Other assets.....................................           7
                                                            -----------
           Total assets....................................  13,539,908
                                                            -----------
        LIABILITIES
          Payable for investments purchased................     124,773
          Accrued expenses and other liabilities...........      20,813
          Deferred directors' fees.........................       1,828
          Management fee payable...........................       1,605
          Payable for capital stock repurchased............          53
                                                            -----------
           Total liabilities...............................     149,072
                                                            -----------
        NET ASSETS......................................... $13,390,836
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    22,100
           Paid-in capital in excess of par................  16,153,526
                                                            -----------
                                                             16,175,626
          Undistributed net investment income..............      20,343
          Accumulated net realized loss on investments.....  (2,105,875)
          Net unrealized depreciation on investments.......    (699,258)
                                                            -----------
          Net assets, June 30, 2002........................ $13,390,836
                                                            ===========
        Net asset value and redemption price per share,
         $13,390,836/2,209,965 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $      6.06
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

     INVESTMENT INCOME
       Dividends (net of $67 foreign withholding tax).......... $  67,362
       Interest................................................    14,200
                                                                ---------
                                                                   81,562
                                                                ---------
     EXPENSES
       Management fee..........................................    52,039
       Custodian's fees and expenses...........................    40,000
       Directors' fees.........................................     6,000
       Audit fee...............................................     5,000
       Shareholders' reports...................................     2,500
       Transfer agent's fees and expenses......................     1,500
       Legal fees and expenses.................................     1,200
       Miscellaneous...........................................     1,041
                                                                ---------
        Total expenses.........................................   109,280
       Less: custodian fee credit..............................       (14)
             expense subsidy...................................   (48,047)
                                                                ---------
        Net expenses...........................................    61,219
                                                                ---------
     NET INVESTMENT INCOME.....................................    20,343
                                                                ---------
     NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS
       Net realized loss on investments........................  (496,105)
       Net change in unrealized appreciation (depreciation) on
        investments............................................  (474,424)
                                                                ---------
     NET LOSS ON INVESTMENTS...................................  (970,529)
                                                                ---------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS................................................ $(950,186)
                                                                =========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)..........................   $    20,343       $    (1,619)
 Net realized loss on investments......................      (496,105)       (1,470,554)
 Net change in unrealized appreciation (depreciation)
   on investments......................................      (474,424)          149,558
                                                          -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..      (950,186)       (1,322,615)
                                                          -----------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [858,077 and 1,468,849 shares,
   respectively].......................................     5,494,957        10,163,038
 Capital stock repurchased [(213,037) and (415,939)
   shares, respectively]...............................    (1,345,829)       (2,954,785)
                                                          -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS....................................     4,149,128         7,208,253
                                                          -----------       -----------
TOTAL INCREASE IN NET ASSETS...........................     3,198,942         5,885,638
NET ASSETS:
 Beginning of period...................................    10,191,894         4,306,256
                                                          -----------       -----------
 End of period (a).....................................   $13,390,836       $10,191,894
                                                          ===========       ===========
 (a) Includes undistributed net investment income of:..   $    20,343       $        --
                                                          -----------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                     ---------------------------------------
                     SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
                     ---------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $56,034,255)......... $49,140,860
          Cash.............................................         520
          Receivable for capital stock sold................      77,032
          Receivable for investments sold..................      53,017
          Dividends and interest receivable................      28,269
          Deferred expenses and other assets...............          22
                                                            -----------
           Total assets....................................  49,299,720
                                                            -----------
        LIABILITIES
          Payable for investments purchased................     487,614
          Management fee payable...........................      36,173
          Accrued expenses and other liabilities...........      28,843
          Payable for capital stock repurchased............       5,288
          Deferred directors' fees.........................       1,935
                                                            -----------
           Total liabilities...............................     559,853
                                                            -----------
        NET ASSETS......................................... $48,739,867
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    83,710
           Paid-in capital in excess of par................  60,960,330
                                                            -----------
                                                             61,044,040
          Net investment loss..............................     (68,380)
          Accumulated net realized loss on investments.....  (5,342,398)
          Net unrealized depreciation on investments.......  (6,893,395)
                                                            -----------
          Net assets, June 30, 2002........................ $48,739,867
                                                            ===========
        Net asset value and redemption price per share,
         $48,739,867/8,371,041 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $      5.82
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

    INVESTMENT INCOME
      Dividends (net of $2,293 foreign withholding tax)....... $    145,303
      Interest................................................       24,810
                                                               ------------
                                                                    170,113
                                                               ------------
    EXPENSES
      Management fee..........................................      194,927
      Custodian's fees and expenses...........................       45,000
      Directors' fees.........................................        6,600
      Audit fee...............................................        5,200
      Shareholders' reports...................................        2,500
      Transfer agent's fees and expenses......................        1,700
      Legal fees and expenses.................................          900
      Miscellaneous...........................................          405
                                                               ------------
       Total expenses.........................................      257,232
      Less: custodian fee credit..............................          (13)
            expense subsidy...................................      (18,976)
                                                               ------------
       Net expenses...........................................      238,243
                                                               ------------
    NET INVESTMENT LOSS.......................................      (68,130)
                                                               ------------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments........................   (2,846,798)
      Net change in unrealized appreciation (depreciation) on
       investments............................................   (7,186,733)
                                                               ------------
    NET LOSS ON INVESTMENTS...................................  (10,033,531)
                                                               ------------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(10,101,661)
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                        Six Months Ended
                                                                                                         June 30, 2002
                                                                                                        ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss..................................................................................   $    (68,130)
  Net realized loss on investments.....................................................................     (2,846,798)
  Net change in unrealized appreciation (depreciation) on investments..................................     (7,186,733)
                                                                                                          ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................    (10,101,661)
                                                                                                          ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.................................................................             --
  Tax return of capital distributions..................................................................             --
                                                                                                          ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................................................................             --
                                                                                                          ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,743,249 and 4,789,430 shares, respectively]....................................     24,785,172
  Capital stock issued in reinvestment of dividends and distributions [0 and 669 shares, respectively].             --
  Capital stock repurchased [(286,143) and (710,754) shares, respectively].............................     (1,850,901)
                                                                                                          ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..................................     22,934,271
                                                                                                          ------------
TOTAL INCREASE IN NET ASSETS...........................................................................     12,832,610
NET ASSETS:
  Beginning of period..................................................................................     35,907,257
                                                                                                          ------------
  End of period........................................................................................   $ 48,739,867
                                                                                                          ============

                                                                                                           Year Ended
                                                                                                        December 31, 2001
                                                                                                        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss..................................................................................    $   (15,919)
  Net realized loss on investments.....................................................................     (2,363,082)
  Net change in unrealized appreciation (depreciation) on investments..................................        778,810
                                                                                                           -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................     (1,600,191)
                                                                                                           -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.................................................................           (892)
  Tax return of capital distributions..................................................................         (4,508)
                                                                                                           -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................................................................         (5,400)
                                                                                                           -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,743,249 and 4,789,430 shares, respectively]....................................     35,772,593
  Capital stock issued in reinvestment of dividends and distributions [0 and 669 shares, respectively].          5,400
  Capital stock repurchased [(286,143) and (710,754) shares, respectively].............................     (5,402,636)
                                                                                                           -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..................................     30,375,357
                                                                                                           -----------
TOTAL INCREASE IN NET ASSETS...........................................................................     28,769,766
NET ASSETS:
  Beginning of period..................................................................................      7,137,491
                                                                                                           -----------
  End of period........................................................................................    $35,907,257
                                                                                                           ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                        ---------------------------------
                        SP ALLIANCE TECHNOLOGY PORTFOLIO
                        ---------------------------------



        STATEMENT OF ASSETS AND LIABILITIES
        (Unaudited)
        June 30, 2002

        ASSETS
          Investments, at value (cost $8,340,295)......... $ 6,513,997
          Cash............................................         536
          Receivable for investments sold.................     169,015
          Receivable for capital stock sold...............     101,279
          Due from Manager................................       1,628
          Dividends and interest receivable...............       1,165
          Deferred expenses and other assets..............           4
                                                           -----------
           Total assets...................................   6,787,624
                                                           -----------
        LIABILITIES
          Payable for investments purchased...............      29,376
          Accrued expenses and other liabilities..........      25,187
          Deferred directors' fees........................       1,827
          Payable for capital stock repurchased...........         116
          Withholding tax payable.........................          60
                                                           -----------
           Total liabilities..............................      56,566
                                                           -----------
        NET ASSETS........................................ $ 6,731,058
                                                           ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value............... $    16,630
           Paid-in capital in excess of par...............  12,040,645
                                                           -----------
                                                            12,057,275
          Accumulated net investment loss.................     (41,136)
          Accumulated net realized loss on investments....  (3,458,783)
          Net unrealized depreciation on investments......  (1,826,298)
                                                           -----------
          Net assets, June 30, 2002....................... $ 6,731,058
                                                           ===========
        Net asset value and redemption price per share,
         $6,731,058/1,663,026 outstanding shares of common
         stock (authorized 80,000,000 shares)............. $      4.05
                                                           ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

    INVESTMENT INCOME
      Interest................................................. $     5,231
      Dividends (net of $314 foreign withholding tax)..........       3,695
                                                                -----------
                                                                      8,926
                                                                -----------
    EXPENSES
      Management fee...........................................      44,221
      Custodian's fees and expenses............................      41,000
      Audit fee................................................       5,000
      Directors' fees..........................................       4,300
      Shareholders' reports....................................       3,700
      Legal fees and expenses..................................         800
      Transfer agent's fees and expenses.......................         700
      Miscellaneous............................................       1,006
                                                                -----------
       Total expenses..........................................     100,727
      Less: custodian fee credit...............................         (11)
         expense subsidy.......................................     (50,726)
                                                                -----------
       Net expenses............................................      49,990
                                                                -----------
    NET INVESTMENT INCOME LOSS.................................     (41,064)
                                                                -----------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments.........................  (1,626,088)

      Net change in unrealized depreciation on investments.....    (970,585)
                                                                -----------
    NET LOSS ON INVESTMENTS....................................  (2,596,673)
                                                                -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $(2,637,737)
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                            Six Months Ended    Year Ended
                                                                             June 30, 2002   December 31, 2001
                                                                            ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss......................................................   $   (41,064)      $   (40,274)
  Net realized loss on investments.........................................    (1,626,088)       (1,494,542)
  Net change in unrealized depreciation on investments.....................      (970,585)          (77,523)
                                                                              -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......................    (2,637,737)       (1,612,339)
                                                                              -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [721,086 and 1,053,834 shares, respectively]..........     3,661,736         6,372,084
  Capital stock repurchased [(402,271) and (509,248) shares, respectively].    (1,966,251)       (3,176,840)
                                                                              -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......     1,695,485         3,195,244
                                                                              -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS....................................      (942,252)        1,582,905
NET ASSETS:
  Beginning of period......................................................     7,673,310         6,090,405
                                                                              -----------       -----------
  End of period............................................................   $ 6,731,058       $ 7,673,310
                                                                              ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                     ---------------------------------------
                     SP BALANCED ASSET ALLOCATION PORTFOLIO
                     ---------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

      ASSETS
        Investments, at value (cost $118,733,114).......... $110,483,992
        Receivable for capital stock sold..................      187,832
                                                            ------------
         Total assets......................................  110,671,824
                                                            ------------
      LIABILITIES
        Payable for investments purchased..................      185,452
        Management fee payable.............................        4,549
        Payable for capital stock repurchased..............        2,380
                                                            ------------
         Total liabilities.................................      192,381
                                                            ------------
      NET ASSETS........................................... $110,479,443
                                                            ============
        Net assets were comprised of:
         Common stock, at $0.01 par value.................. $    131,918
         Paid-in capital in excess of par..................  118,544,770
                                                            ------------
                                                             118,676,688
        Undistributed net investment income................      819,432
        Accumulated net realized loss on investments.......     (767,555)
        Net unrealized depreciation on investments.........   (8,249,122)
                                                            ------------
        Net assets, June 30, 2002.......................... $110,479,443
                                                            ============
      Net asset value and redemption price per share,
       $110,479,443/13,191,810 outstanding shares of common
       stock (authorized 80,000,000 shares)................ $       8.37
                                                            ============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

      INVESTMENT INCOME
        Dividends............................................ $   841,980
                                                              -----------
      EXPENSES
        Management fee.......................................      22,548
                                                              -----------
      NET INVESTMENT INCOME..................................     819,432
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS
        Net realized loss on investments.....................    (152,807)
        Net change in unrealized depreciation on investments.  (7,984,030)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (8,136,837)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(7,317,405)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                             Six Months Ended    Year Ended
                                              June 30, 2002   December 31, 2001
                                             ---------------- -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net investment income.....................   $    819,432      $   792,363
  Net realized loss on investments..........       (152,807)        (419,875)
  Net change in unrealized depreciation on
    investments.............................     (7,984,030)        (249,599)
                                               ------------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................     (7,317,405)         122,889
                                               ------------      -----------
 DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income......             --         (792,353)
  Distributions from net realized capital
    gains...................................        (83,279)        (141,855)
                                               ------------      -----------
  TOTAL DIVIDENDS AND DISTRIBUTIONS.........        (83,279)        (934,208)
                                               ------------      -----------
 CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,628,291 and
    7,783,893 shares, respectively].........     58,491,701       70,760,120
  Capital stock issued in reinvestment of
    dividends and distributions [9,326 and
    105,586 shares, respectively]...........         83,279          934,208
  Capital stock repurchased [(780,466) and
    (932,619) shares, respectively].........     (6,828,290)      (8,452,629)
                                               ------------      -----------
  NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL STOCK TRANSACTIONS................     51,746,690       63,241,699
                                               ------------      -----------
 TOTAL INCREASE IN NET ASSETS...............     44,346,006       62,430,380
 NET ASSETS:
  Beginning of period.......................     66,133,437        3,703,057
                                               ------------      -----------
  End of period (a).........................   $110,479,443      $66,133,437
                                               ============      ===========
  (a) Includes undistributed net investment
    income of:..............................   $    819,432      $        --
                                               ------------      -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                   -------------------------------------------
                   SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $82,878,070)......... $78,270,415
          Receivable for capital stock sold................     210,217
                                                            -----------
           Total assets....................................  78,480,632
                                                            -----------
        LIABILITIES
          Payable for investments purchased................     207,453
          Management fee payable...........................       3,202
          Payable for capital stock repurchased............       2,764
                                                            -----------
           Total liabilities...............................     213,429
                                                            -----------
        NET ASSETS......................................... $78,267,203
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    84,745
           Paid-in capital in excess of par................  82,155,819
                                                            -----------
                                                             82,240,564
          Undistributed net investment income..............     839,438
          Accumulated net realized loss on investments.....    (205,144)
          Net unrealized depreciation on investments.......  (4,607,655)
                                                            -----------
          Net assets, June 30, 2002........................ $78,267,203
                                                            ===========
        Net asset value and redemption price per share,
         $78,267,203/8,474,496 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $      9.24
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

    INVESTMENT INCOME
      Dividends............................................... $   855,429
                                                               -----------
    EXPENSES
      Management fee..........................................      15,991
                                                               -----------
    NET INVESTMENT INCOME.....................................     839,438
                                                               -----------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments........................     (66,338)
      Net change in unrealized appreciation (depreciation) on
       investments............................................  (4,655,101)
                                                               -----------
    NET LOSS ON INVESTMENTS...................................  (4,721,439)
                                                               -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(3,882,001)
                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                                Six Months Ended
                                                                                                                 June 30, 2002
                                                                                                                ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................................   $   839,438
  Net realized loss on investments.............................................................................       (66,338)
  Net change in unrealized appreciation (depreciation) on investments..........................................    (4,655,101)
                                                                                                                  -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................................    (3,882,001)
                                                                                                                  -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................................      (217,498)
  Distributions from net realized capital gains................................................................       (51,167)
                                                                                                                  -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................................      (268,665)
                                                                                                                  -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [4,205,030 and 5,234,421 shares, respectively]............................................    40,574,847
  Capital stock issued in reinvestment of dividends and distributions [27,669 and 68,510 shares, respectively].       268,665
  Capital stock repurchased [(662,369) and (588,158) shares, respectively].....................................    (6,360,546)
                                                                                                                  -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................................    34,482,966
                                                                                                                  -----------
TOTAL INCREASE IN NET ASSETS...................................................................................    30,332,300
NET ASSETS:
  Beginning of period..........................................................................................    47,934,903
                                                                                                                  -----------
  End of period (a)............................................................................................   $78,267,203
                                                                                                                  ===========
  (a) Includes undistributed net investment income of:.........................................................   $   839,438
                                                                                                                  -----------

                                                                                                                   Year Ended
                                                                                                                December 31, 2001
                                                                                                                -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................................    $   826,955
  Net realized loss on investments.............................................................................        (55,223)
  Net change in unrealized appreciation (depreciation) on investments..........................................         52,972
                                                                                                                   -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................................        824,704
                                                                                                                   -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................................       (609,457)
  Distributions from net realized capital gains................................................................        (49,642)
                                                                                                                   -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................................       (659,099)
                                                                                                                   -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [4,205,030 and 5,234,421 shares, respectively]............................................     50,959,312
  Capital stock issued in reinvestment of dividends and distributions [27,669 and 68,510 shares, respectively].        659,099
  Capital stock repurchased [(662,369) and (588,158) shares, respectively].....................................     (5,742,835)
                                                                                                                   -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................................     45,875,576
                                                                                                                   -----------
TOTAL INCREASE IN NET ASSETS...................................................................................     46,041,181
NET ASSETS:
  Beginning of period..........................................................................................      1,893,722
                                                                                                                   -----------
  End of period (a)............................................................................................    $47,934,903
                                                                                                                   ===========
  (a) Includes undistributed net investment income of:.........................................................    $   217,498
                                                                                                                   -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                            -------------------------
                            SP DAVIS VALUE PORTFOLIO
                            -------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

    ASSETS
      Investments, excluding repurchase agreements, at value
       (cost $128,776,396)................................... $117,594,993
      Repurchase agreements (cost $19,928,000)...............   19,928,000
      Cash...................................................        1,370
      Receivable for capital stock sold......................      220,300
      Dividends and interest receivable......................      172,942
      Receivable for investments sold........................      134,144
      Deferred expenses and other assets.....................           53
                                                              ------------
       Total assets..........................................  138,051,802
                                                              ------------
    LIABILITIES
      Payable for investments purchased......................    1,415,450
      Management fee payable.................................       85,087
      Payable for capital stock repurchased..................       40,708
      Accrued expenses and other liabilities.................       10,234
      Deferred director's fees...............................        2,200
      Withholding tax payable................................          286
                                                              ------------
       Total liabilities.....................................    1,553,965
                                                              ------------
    NET ASSETS............................................... $136,497,837
                                                              ============
      Net assets were comprised of:
       Common stock, at $0.01 par value...................... $    166,754
       Paid-in capital in excess of par......................  150,537,354
                                                              ------------
                                                               150,704,108
      Undistributed net investment income....................      382,305
      Accumulated net realized loss on investments...........   (3,407,173)
      Net unrealized depreciation on investments and foreign
       currencies............................................  (11,181,403)
                                                              ------------
      Net assets, June 30, 2002.............................. $136,497,837
                                                              ============
    Net asset value and redemption price per share,
     $136,497,837/16,675,429 outstanding shares of common
     stock (authorized 140,000,000 shares)................... $       8.19
                                                              ============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
     Dividends (net of $7,116 foreign withholding tax)........ $    749,108
     Interest.................................................      128,004
                                                               ------------
                                                                    877,112
                                                               ------------
   EXPENSES
     Management fee...........................................      447,237
     Custodian's fees and expenses............................       42,000
     Directors' fees..........................................        8,000
     Audit fee................................................        4,100
     Shareholders' reports....................................        2,300
     Transfer agent's fees and expenses.......................        2,000
     Legal fees and expenses..................................        1,800
     Commitment fee on syndicated credit agreement............          400
     Miscellaneous............................................        1,574
                                                               ------------
      Total expenses..........................................      509,411
     Less: custodian fee credit...............................         (147)
           expense subsidy....................................      (14,457)
                                                               ------------
      Net expenses............................................      494,807
                                                               ------------
   NET INVESTMENT INCOME......................................      382,305
                                                               ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized gain (loss) on:
      Investments.............................................   (2,697,069)
      Foreign currencies......................................           24
                                                               ------------
                                                                 (2,697,045)
                                                               ------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (10,444,765)
                                                               ------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (13,141,810)
                                                               ------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(12,759,505)
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                               Six Months Ended
                                                                                                                June 30, 2002
                                                                                                               ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.......................................................................................   $    382,305
  Net realized gain (loss) on investments and foreign currencies..............................................     (2,697,045)
  Net change in unrealized appreciation (depreciation) on investments.........................................    (10,444,765)
                                                                                                                 ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................................    (12,759,505)
                                                                                                                 ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income........................................................................        (13,744)
                                                                                                                 ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS............................................................................        (13,744)
                                                                                                                 ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,766,010 and 9,916,865 shares, respectively]...........................................     59,574,359
  Capital stock issued in reinvestment of dividends and distributions [1,536 and 31,437 shares, respectively].         13,744
  Capital stock repurchased [(545,217) and (758,929) shares, respectively]....................................     (4,764,040)
                                                                                                                 ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.........................................     54,824,063
                                                                                                                 ------------
TOTAL INCREASE IN NET ASSETS..................................................................................     42,050,814
NET ASSETS:
  Beginning of period.........................................................................................     94,447,023
                                                                                                                 ------------
  End of period (a)...........................................................................................   $136,497,837
                                                                                                                 ============
  (a) Includes undistributed net investment income of:........................................................   $    382,305
                                                                                                                 ------------

                                                                                                                  Year Ended
                                                                                                               December 31, 2001
                                                                                                               -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.......................................................................................    $   278,452
  Net realized gain (loss) on investments and foreign currencies..............................................       (704,704)
  Net change in unrealized appreciation (depreciation) on investments.........................................     (1,099,874)
                                                                                                                  -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................................     (1,526,126)
                                                                                                                  -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income........................................................................       (278,923)
                                                                                                                  -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS............................................................................       (278,923)
                                                                                                                  -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,766,010 and 9,916,865 shares, respectively]...........................................     90,219,475
  Capital stock issued in reinvestment of dividends and distributions [1,536 and 31,437 shares, respectively].        278,923
  Capital stock repurchased [(545,217) and (758,929) shares, respectively]....................................     (7,072,371)
                                                                                                                  -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.........................................     83,426,027
                                                                                                                  -----------
TOTAL INCREASE IN NET ASSETS..................................................................................     81,620,978
NET ASSETS:
  Beginning of period.........................................................................................     12,826,045
                                                                                                                  -----------
  End of period (a)...........................................................................................    $94,447,023
                                                                                                                  ===========
  (a) Includes undistributed net investment income of:........................................................    $    13,744
                                                                                                                  -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                   -------------------------------------------
                   SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
                   -------------------------------------------


     STATEMENT OF ASSETS AND LIABILITIES
     (Unaudited)
     June 30, 2002

     ASSETS
       Investments, excluding repurchase agreements, at value
        (cost $37,617,889).................................... $37,585,258
       Repurchase agreements (cost $5,572,896)................   5,572,896
       Foreign currency, at value (cost $1,062,783)...........   1,097,820
       Unrealized appreciation on forward foreign currency
        contracts.............................................     679,777
       Receivable for investments sold........................      97,720
       Receivable for capital stock sold......................      94,850
       Dividends and interest receivable......................      72,414
       Deferred expenses and other assets.....................          17
                                                               -----------
        Total assets..........................................  45,200,752
                                                               -----------
     LIABILITIES
       Payable for investments purchased......................   2,381,409
       Payable for capital stock repurchased..................   1,019,329
       Unrealized depreciation on forward foreign currency
        contracts.............................................     668,597
       Accrued expenses and other liabilities.................      47,498
       Management fee payable.................................      27,959
       Withholding tax payable................................       4,315
                                                               -----------
        Total liabilities.....................................   4,149,107
                                                               -----------
     NET ASSETS............................................... $41,051,645
                                                               ===========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $    56,543
        Paid-in capital in excess of par......................  44,123,925
                                                               -----------
                                                                44,180,468
       Undistributed net investment income....................     157,467
       Accumulated net realized loss on investments...........  (3,297,485)
       Net unrealized appreciation on investments and foreign
        currencies............................................      11,195
                                                               -----------
       Net assets, June 30, 2002.............................. $41,051,645
                                                               ===========
     Net asset value and redemption price per share,
      $41,051,645/5,654,309 outstanding shares of common
      stock (authorized 80,000,000 shares).................... $      7.26
                                                               ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

     INVESTMENT INCOME
       Dividends (net of $45,334 foreign withholding tax)....... $ 372,413
       Interest.................................................    28,750
                                                                 ---------
                                                                   401,163
                                                                 ---------
     EXPENSES
       Management fee...........................................   143,469
       Custodian's fees and expenses............................   155,000
       Audit fee................................................     6,000
       Directors' fees..........................................     3,600
       Shareholders' reports....................................     3,300
       Transfer agent's fees and expenses.......................     1,700
       Legal fees and expenses..................................     1,200
       Miscellaneous............................................       366
                                                                 ---------
        Total expenses..........................................   314,635
       Less: custodian fee credit...............................       (86)
          subsidy expense.......................................  (139,284)
                                                                 ---------
       Net expenses.............................................   175,265
                                                                 ---------
     NET INVESTMENT INCOME......................................   225,898
                                                                 ---------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES
       Net realized gain (loss) on:
        Investments.............................................  (156,067)
        Options written.........................................  (101,691)
        Futures.................................................    66,840
        Foreign currencies......................................   259,669
                                                                 ---------
                                                                    68,751
                                                                 ---------
       Net change in unrealized appreciation (depreciation) on:
        Investments.............................................  (365,752)
        Options written.........................................    40,916
        Futures.................................................    (6,892)
        Foreign currencies......................................   (25,485)
                                                                 ---------
                                                                  (357,213)
                                                                 ---------
     NET LOSS ON INVESTMENTS AND FOREIGN
     CURRENCIES.................................................  (288,462)
                                                                 ---------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS................................................. $ (62,564)
                                                                 =========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                           Six Months Ended
                                                                                                            June 30, 2002
                                                                                                           ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...................................................................................   $    225,898
  Net realized gain (loss) on investments and foreign currencies..........................................         68,751
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies..............       (357,213)
                                                                                                             ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................        (62,564)
                                                                                                             ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income....................................................................             --
                                                                                                             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [5,294,923 and 5,243,393 shares, respectively].......................................     38,157,882
  Capital stock issued in reinvestment of dividends and distributions [0 and 11,869 shares, respectively].             --
  Capital stock repurchased [(2,996,028) and (2,722,271) shares, respectively]............................    (21,699,374)
                                                                                                             ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................................     16,458,508
                                                                                                             ------------
TOTAL INCREASE IN NET ASSETS..............................................................................     16,395,944
NET ASSETS:
  Beginning of period.....................................................................................     24,655,701
                                                                                                             ------------
  End of period (a).......................................................................................   $ 41,051,645
                                                                                                             ============
  (a) Includes undistributed net investment income of:....................................................   $    157,467
                                                                                                             ------------

                                                                                                              Year Ended
                                                                                                           December 31, 2001
                                                                                                           -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...................................................................................   $     90,717
  Net realized gain (loss) on investments and foreign currencies..........................................     (3,077,202)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies..............        200,006
                                                                                                             ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................     (2,786,479)
                                                                                                             ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income....................................................................        (95,706)
                                                                                                             ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [5,294,923 and 5,243,393 shares, respectively].......................................     39,577,579
  Capital stock issued in reinvestment of dividends and distributions [0 and 11,869 shares, respectively].         95,706
  Capital stock repurchased [(2,996,028) and (2,722,271) shares, respectively]............................    (19,895,988)
                                                                                                             ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................................     19,777,297
                                                                                                             ------------
TOTAL INCREASE IN NET ASSETS..............................................................................     16,895,112
NET ASSETS:
  Beginning of period.....................................................................................      7,760,589
                                                                                                             ------------
  End of period (a).......................................................................................   $ 24,655,701
                                                                                                             ============
  (a) Includes undistributed net investment income of:....................................................   $         --
                                                                                                             ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                      -------------------------------------
                      SP GROWTH ASSET ALLOCATION PORTFOLIO
                      -------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $78,592,156)......... $71,842,682
          Receivable for capital stock sold................     125,703
                                                            -----------
           Total assets....................................  71,968,385
                                                            -----------
        LIABILITIES
          Payable for capital stock repurchased............     106,214
          Payable for investments purchased................      19,490
          Management fee payable...........................       2,996
                                                            -----------
           Total liabilities...............................     128,700
                                                            -----------
        NET ASSETS......................................... $71,839,685
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    95,559
           Paid-in capital in excess of par................  79,433,225
                                                            -----------
                                                             79,528,784
          Undistributed net investment income..............     298,244
          Accumulated net realized loss on investments.....  (1,237,869)
          Net unrealized depreciation on investments.......  (6,749,474)
                                                            -----------
          Net assets, June 30, 2002........................ $71,839,685
                                                            ===========
        Net asset value and redemption price per share,
         $71,839,685/9,555,869 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $      7.52
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

      INVESTMENT INCOME
        Dividends............................................ $   313,440
                                                              -----------
      EXPENSES
        Management fee.......................................      15,196
                                                              -----------
      NET INVESTMENT INCOME..................................     298,244
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS
        Net realized loss on investments.....................    (403,546)
        Net change in unrealized depreciation on investments.  (6,222,271)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (6,625,817)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(6,327,573)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                           Six Months Ended    Year Ended
                                            June 30, 2002   December 31, 2001
                                           ---------------- -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
   Net investment income..................   $   298,244       $   353,577
   Net realized loss on investments.......      (403,546)         (776,331)
   Net change in unrealized depreciation
     on investments.......................    (6,222,271)         (486,929)
                                             -----------       -----------
   NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS........................    (6,327,573)         (909,683)
                                             -----------       -----------
  DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income...            --          (357,156)
   Distributions from net realized
     capital gains........................       (21,973)          (52,072)
                                             -----------       -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......       (21,973)         (409,228)
                                             -----------       -----------
  CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [4,843,882 and
     6,196,607 shares, respectively]......    38,875,465        52,360,190
   Capital stock issued in reinvestment
     of dividends and distributions
     [2,706 and 50,175 shares,
     respectively]........................        21,973           409,228
   Capital stock repurchased [(952,112)
     and (995,521) shares, respectively]..    (7,544,336)       (8,518,300)
                                             -----------       -----------
   NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL STOCK TRANSACTIONS........    31,353,102        44,251,118
                                             -----------       -----------
  TOTAL INCREASE IN NET ASSETS............    25,003,556        42,932,207
  NET ASSETS:
   Beginning of period....................    46,836,129         3,903,922
                                             -----------       -----------
   End of period (a)......................   $71,839,685       $46,836,129
                                             ===========       ===========
   (a) Includes undistributed net
     investment income of:................   $   298,244       $        --
                                             -----------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A16

                   ------------------------------------------
                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
                   ------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

     ASSETS
       Investments, excluding repurchase agreements,
        at value ($9,990,604)................................. $ 9,653,627
       Repurchase agreements (cost $1,770,000)................   1,770,000
       Cash...................................................         493
       Receivable for investments sold........................      34,698
       Receivable for capital stock sold......................      19,721
       Due from manager.......................................       1,505
       Dividends and interest receivable......................       1,134
       Deferred expenses and other assets.....................           6
                                                               -----------
        Total assets..........................................  11,481,184
                                                               -----------
     LIABILITIES
       Payable for investments purchased......................      60,628
       Accrued expenses and other liabilities.................      14,436
       Payable for capital stock repurchased..................       8,129
       Deferred directors' fees...............................       1,828
                                                               -----------
        Total liabilities.....................................      85,021
                                                               -----------
     NET ASSETS............................................... $11,396,163
                                                               ===========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $    20,028
        Paid-in capital in excess of par......................  15,161,961
                                                               -----------
                                                                15,181,989
       Accumulated net investment loss........................     (35,206)
       Accumulated net realized loss on investments...........  (3,413,643)
       Net unrealized depreciation on investments and foreign
        currencies............................................    (336,977)
                                                               -----------
       Net assets, June 30, 2002.............................. $11,396,163
                                                               ===========
     Net asset value and redemption price per share,
      $11,396,163/2,002,759 outstanding shares of common
      stock (authorized 80,000,000 shares).................... $      5.69
                                                               ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

      INVESTMENT INCOME
        Interest............................................. $    17,649
        Dividends (net of $20 foreign withholding tax).......       5,268
                                                              -----------
                                                                   22,917
                                                              -----------
      EXPENSES
        Management fee.......................................      48,011
        Custodian's fees and expenses........................      34,000
        Directors' fees......................................       6,000
        Audit fee............................................       5,000
        Shareholders' reports................................       2,700
        Transfer agent's fees and expenses...................       1,700
        Legal fees and expenses..............................         500
        Miscellaneous........................................         820
                                                              -----------
         Total expenses......................................      98,731
        Less: custodian fee credit...........................         (10)
              expense subsidy................................     (40,598)
                                                              -----------
         Net expenses........................................      58,123
                                                              -----------
      NET INVESTMENT LOSS....................................     (35,206)
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS............................................
        Net realized loss on investments.....................  (1,184,319)
        Net change in unrealized depreciation on investments.    (807,186)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (1,991,505)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(2,026,711)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                            Six Months Ended    Year Ended
                                                                             June 30, 2002   December 31, 2001
                                                                            ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss......................................................   $   (35,206)      $   (18,794)
  Net realized loss on investments.........................................    (1,184,319)       (1,737,031)
  Net change in unrealized appreciation (depreciation) on investments......      (807,186)          842,626
                                                                              -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......................    (2,026,711)         (913,199)
                                                                              -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,152,488 and 1,118,138 shares, respectively]........     7,301,341         7,516,764
  Capital stock repurchased [(365,315) and (554,266) shares, respectively].    (2,309,116)       (3,634,143)
                                                                              -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......     4,992,225         3,882,621
                                                                              -----------       -----------
TOTAL INCREASE IN NET ASSETS...............................................     2,965,514         2,969,422
NET ASSETS:
  Beginning of period......................................................     8,430,649         5,461,227
                                                                              -----------       -----------
  End of period............................................................   $11,396,163       $ 8,430,649
                                                                              ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A17

                   -------------------------------------------
                   SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
                   -------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002


     ASSETS
       Investments, at value (cost $60,028,631)............... $59,443,712
       Foreign currency, at value (cost $6,115)...............       6,268
       Cash...................................................   1,152,000
       Receivable for investments sold........................     950,600
       Receivable for capital stock sold......................     123,804
       Dividends and interest receivable......................      41,005
       Deferred expenses and other assets.....................       3,329
       Unrealized appreciation on forward foreign currency
        contracts.............................................         258
                                                               -----------
        Total assets..........................................  61,720,976
                                                               -----------
     LIABILITIES
       Payable for investments purchased......................   4,262,055
       Payable for capital stock repurchased..................   3,619,458
       Management fee payable.................................      37,562
       Distribution fee payable...............................       4,782
       Administration fee payable.............................       2,869
       Unrealized depreciation on forward foreign currency
        contracts.............................................       2,520
       Withholding tax payable................................         760
                                                               -----------
        Total liabilities.....................................   7,930,006
                                                               -----------
     NET ASSETS............................................... $53,790,970
                                                               ===========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $   104,814
        Paid-in capital, in excess of par.....................  63,083,022
                                                               -----------
                                                                63,187,836
       Undistributed net investment income....................     117,337
       Accumulated net realized loss on investments...........  (8,924,919)
       Net unrealized depreciation on investments and foreign
        currencies............................................    (589,284)
                                                               -----------
       Net assets, June 30, 2002.............................. $53,790,970
                                                               ===========
     Class I:
     Net asset value and redemption price per share,
      $30,286,068/5,885,670 outstanding shares of common
      stock (authorized 80,000,000 shares).................... $      5.15
                                                               ===========
     Class II:
     Net asset value and redemption price per share,
      $23,504,902/4,595,741 outstanding shares of common
      stock (authorized 20,000,000 shares).................... $      5.11
                                                               ===========

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2002

    INVESTMENT INCOME
      Dividends (net of $34,745 foreign withholding tax)....... $   369,754
      Interest.................................................      75,980
                                                                -----------
                                                                    445,734
                                                                -----------
    EXPENSES
      Management fee...........................................     191,438
      Distribution fee--Class II...............................      24,181
      Administration fee--Class II.............................      14,509
      Custodian's fees and expenses............................      86,000
      Audit fee................................................       6,000
      Directors' fees..........................................       3,600
      Transfer agent's fees and expenses.......................       2,600
      Shareholders' reports....................................       1,700
      Legal fees and expenses..................................         700
      Miscellaneous............................................         645
                                                                -----------
       Total expenses..........................................     331,373
      Less: custodian fee credit...............................      (4,972)
         expense subsidy.......................................     (13,409)
                                                                -----------
       Net expenses............................................     312,992
                                                                -----------
    NET INVESTMENT INCOME......................................     132,742
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES
      Net realized loss on:
       Investments.............................................  (3,248,293)
       Foreign currencies......................................     (17,579)
                                                                -----------
                                                                 (3,265,872)
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................     754,657
       Foreign currencies......................................      (4,978)
                                                                -----------
                                                                    749,679
                                                                -----------
    NET LOSS ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................  (2,516,193)
                                                                -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $(2,383,451)
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                           Six Months Ended
                                                                                                            June 30, 2002
                                                                                                           ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...................................................................................  $     132,742
  Net realized loss on investments and foreign currencies.................................................     (3,265,872)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies..............        749,679
                                                                                                            -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................     (2,383,451)
                                                                                                            -------------
DIVIDENDS AND DISTRIBUTIONS:
  Tax return of capital distributions.....................................................................
  Class I.................................................................................................             --
  Class II................................................................................................             --
                                                                                                            -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................................             --
                                                                                                            -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [31,875,809 and 34,707,972 shares, respectively].....................................    168,015,913
  Capital stock issued in reinvestment of dividends and distributions [0 and 10,106 shares, respectively].             --
  Capital stock repurchased [(27,789,054) and (29,537,466) shares, respectively]..........................   (146,653,142)
                                                                                                            -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................................     21,362,771
                                                                                                            -------------
TOTAL INCREASE IN NET ASSETS..............................................................................     18,979,320
NET ASSETS:
  Beginning of period.....................................................................................     34,811,650
                                                                                                            -------------
  End of period (a).......................................................................................  $  53,790,970
                                                                                                            =============
  (a) Includes undistributed net investment income of:....................................................  $     117,337
                                                                                                            -------------

                                                                                                              Year Ended
                                                                                                           December 31, 2001
                                                                                                           -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...................................................................................   $      33,942
  Net realized loss on investments and foreign currencies.................................................      (5,596,251)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies..............        (554,509)
                                                                                                             -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................      (6,116,818)
                                                                                                             -------------
DIVIDENDS AND DISTRIBUTIONS:
  Tax return of capital distributions.....................................................................
  Class I.................................................................................................         (40,473)
  Class II................................................................................................         (22,107)
                                                                                                             -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................................         (62,580)
                                                                                                             -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [31,875,809 and 34,707,972 shares, respectively].....................................     214,023,922
  Capital stock issued in reinvestment of dividends and distributions [0 and 10,106 shares, respectively].          62,580
  Capital stock repurchased [(27,789,054) and (29,537,466) shares, respectively]..........................    (183,409,018)
                                                                                                             -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................................      30,677,484
                                                                                                             -------------
TOTAL INCREASE IN NET ASSETS..............................................................................      24,498,086
NET ASSETS:
  Beginning of period.....................................................................................      10,313,564
                                                                                                             -------------
  End of period (a).......................................................................................   $  34,811,650
                                                                                                             =============
  (a) Includes undistributed net investment income of:....................................................   $          --
                                                                                                             -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A18

                          -----------------------------
                          SP LARGE CAP VALUE PORTFOLIO
                          -----------------------------


STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $39,623,608)......... $38,230,852
          Cash.............................................         391
          Receivable for investments sold..................   4,855,750
          Receivable for capital stock sold................     189,261
          Dividends and interest receivable................      36,248
          Prepaid expenses.................................          13
                                                            -----------
           Total assets....................................  43,312,515
                                                            -----------
        LIABILITIES
          Payable for investments purchased................   7,292,974
          Accrued expenses and other liabilities...........      48,229
          Management fee payable...........................      12,539
          Deferred directors' fees.........................       1,831
          Payable for capital stock repurchased............          92
                                                            -----------
           Total liabilities...............................   7,355,665
                                                            -----------
        NET ASSETS......................................... $35,956,850
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    40,169
           Paid-in capital in excess of par................  38,345,031
                                                            -----------
                                                             38,385,200
          Undistributed net investment income..............     143,761
          Accumulated net realized loss on investments.....  (1,179,355)
          Net unrealized depreciation on investments.......  (1,392,756)
                                                            -----------
          Net assets, June 30, 2002........................ $35,956,850
                                                            ===========
        Net asset value and redemption price per share,
         $35,956,850/4,016,921 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $      8.95
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

        INVESTMENT INCOME
          Dividends (net of $162 foreign withholding tax). $   269,551
          Interest........................................      12,125
                                                           -----------
                                                               281,676
                                                           -----------
        EXPENSES
          Management fee..................................     122,594
          Custodian's fees and expenses...................      47,000
          Shareholders' reports...........................      28,000
          Directors' fees.................................       6,000
          Audit fee.......................................       5,000
          Legal fees and expenses.........................         900
          Transfer agent's fees and expenses..............       1,800
          Miscellaneous...................................         227
                                                           -----------
           Total expenses.................................     211,521
          Less: custodian fee credit......................         (22)
                expense subsidy...........................     (73,591)
                                                           -----------
           Net expenses...................................     137,908
                                                           -----------
        NET INVESTMENT INCOME.............................     143,768
                                                           -----------
        NET REALIZED AND UNREALIZED GAIN (LOSS) ON
        INVESTMENTS
          Net realized gain (loss) on:
           Investments....................................    (533,585)
           Futures........................................      15,245
                                                           -----------
                                                              (518,340)
                                                           -----------
          Net change in unrealized depreciation on:
           Investments....................................  (1,591,633)
           Futures........................................      (7,398)
                                                           -----------
                                                            (1,599,031)
                                                           -----------
        NET LOSS ON INVESTMENTS...........................  (2,117,371)
                                                           -----------
        NET DECREASE IN NET ASSETS RESULTING FROM
        OPERATIONS........................................ $(1,973,603)
                                                           ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                           Six Months Ended
                                                                                                            June 30, 2002
                                                                                                           ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...................................................................................   $   143,768
  Net realized loss on investments........................................................................      (518,340)
  Net change in unrealized depreciation on investments....................................................    (1,599,032)
                                                                                                             -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................    (1,973,604)
                                                                                                             -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income....................................................................            --
                                                                                                             -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................................            --
                                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,956,412 and 2,190,953 shares, respectively].......................................    18,444,426
  Capital stock issued in reinvestment of dividends and distributions [0 and 14,967 shares, respectively].            --
  Capital stock repurchased [(452,959) and (63,752) shares, respectively].................................    (4,247,511)
                                                                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................................    14,196,915
                                                                                                             -----------
TOTAL INCREASE IN NET ASSETS..............................................................................    12,223,311
NET ASSETS:
  Beginning of period.....................................................................................    23,733,539
                                                                                                             -----------
  End of period (a).......................................................................................   $35,956,850
                                                                                                             ===========
  (a) Includes undistributed net investment income of:....................................................   $   143,761
                                                                                                             ===========

                                                                                                              Year Ended
                                                                                                           December 31, 2001
                                                                                                           -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...................................................................................    $   129,639
  Net realized loss on investments........................................................................       (603,778)
  Net change in unrealized depreciation on investments....................................................         (2,252)
                                                                                                              -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................       (476,391)
                                                                                                              -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income....................................................................       (139,958)
                                                                                                              -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................................       (139,958)
                                                                                                              -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,956,412 and 2,190,953 shares, respectively].......................................     20,941,061
  Capital stock issued in reinvestment of dividends and distributions [0 and 14,967 shares, respectively].        139,958
  Capital stock repurchased [(452,959) and (63,752) shares, respectively].................................       (606,772)
                                                                                                              -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................................     20,474,247
                                                                                                              -----------
TOTAL INCREASE IN NET ASSETS..............................................................................     19,857,898
NET ASSETS:
  Beginning of period.....................................................................................      3,875,641
                                                                                                              -----------
  End of period (a).......................................................................................    $23,733,539
                                                                                                              ===========
  (a) Includes undistributed net investment income of:....................................................    $        --
                                                                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A19

                     ---------------------------------------
                     SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                     ---------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

     ASSETS
       Investments, at value (cost $11,593,108)............... $ 9,682,116
       Foreign currency, at value (cost $130).................         127
       Cash...................................................          32
       Receivable for investments sold........................      65,389
       Dividends and interest receivable......................      10,367
       Receivable for capital stock sold......................       8,692
       Deferred expenses and other assets.....................           5
                                                               -----------
        Total assets..........................................   9,766,728
                                                               -----------
     LIABILITIES
       Payable for investments purchased......................     119,547
       Accrued expenses and other liabilities.................      21,218
       Management fee payable.................................       6,135
       Deferred directors' fees...............................       1,828
       Payable for capital stock repurchased..................         336
       Withholding tax payable................................         162
       Forward foreign currency contracts payable.............          17
                                                               -----------
        Total liabilities.....................................     149,243
                                                               -----------
     NET ASSETS............................................... $ 9,617,485
                                                               ===========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $    16,996
        Paid-in capital in excess of par......................  13,405,625
                                                               -----------
                                                                13,422,621
       Undistributed net investment income....................       2,876
       Accumulated net realized loss on investments...........  (1,897,020)
       Net unrealized depreciation on investments and foreign
        currencies............................................  (1,910,992)
                                                               -----------
       Net assets, June 30, 2002.............................. $ 9,617,485
                                                               ===========
     Net asset value and redemption price per share,
      $9,617,485/1,699,595 outstanding shares of common
      stock (authorized 80,000,000 shares).................... $      5.66
                                                               ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

    INVESTMENT INCOME
      Dividends (net of $747 foreign withholding tax).......... $    40,631
      Interest.................................................       9,812
                                                                -----------
                                                                     50,443
                                                                -----------
    EXPENSES
      Management fee...........................................      35,606
      Custodian's fees and expenses............................      51,000
      Directors' fees..........................................       5,700
      Audit fee................................................       4,800
      Shareholders' reports....................................       1,900
      Transfer agent's fees and expenses.......................       1,500
      Legal fees and expenses..................................         700
      Miscellaneous............................................          56
                                                                -----------
       Total expenses..........................................     101,262
      Less: custodian fee credit...............................         (21)
         expense subsidy.......................................     (53,775)
                                                                -----------
       Net expenses............................................      47,466
                                                                -----------
    NET INVESTMENT INCOME......................................       2,977
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES
      Net realized gain (loss) on:
       Investments.............................................    (229,730)
       Foreign currencies......................................         132
                                                                -----------
                                                                   (229,598)
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................  (1,855,118)
       Foreign currencies......................................         (13)
                                                                -----------
                                                                 (1,855,131)
                                                                -----------
    NET LOSS ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................  (2,084,729)
                                                                -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $(2,081,752)
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                           Six Months Ended    Year Ended
                                            June 30, 2002   December 31, 2001
                                           ---------------- -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
   Net investment income (loss)...........   $     2,977       $      (258)
   Net realized loss on investments and
     foreign currencies...................      (229,598)       (1,634,857)
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currencies...................    (1,855,131)          173,470
                                             -----------       -----------
   NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS........................    (2,081,752)       (1,461,645)
                                             -----------       -----------
  DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income...            --            (9,788)
                                             -----------       -----------
  CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [680,093 and
     1,059,257 shares, respectively]......     4,449,337         7,987,852
   Capital stock issued in reinvestment
     of dividends and distributions [0
     and 1,387 shares, respectively]......            --             9,788
   Capital stock repurchased [(151,313)
     and (354,901) shares, respectively]..      (952,229)       (2,577,851)
                                             -----------       -----------
   NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL STOCK TRANSACTIONS........     3,497,108         5,419,789
                                             -----------       -----------
  TOTAL INCREASE IN NET ASSETS............     1,415,356         3,948,356
  NET ASSETS:
   Beginning of period....................     8,202,129         4,253,773
                                             -----------       -----------
   End of period (a)......................   $ 9,617,485       $ 8,202,129
                                             ===========       ===========
   (a) Includes undistributed net
     investment income of:................   $     2,876       $        --
                                             -----------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A20

                        --------------------------------
                        SP MFS MID-CAP GROWTH PORTFOLIO
                        --------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $22,304,958)......... $16,401,716
          Cash.............................................      25,070
          Receivable for investments sold..................     372,389
          Receivable for capital stock sold................     294,748
          Dividends and interest receivable................       3,328
          Deferred expenses and other assets...............           8
                                                            -----------
           Total assets....................................  17,097,259
                                                            -----------
        LIABILITIES
          Payable for investments purchased................   1,436,790
          Accrued expenses and other liabilities...........      18,210
          Management fee payable...........................      10,718
          Payable for capital stock repurchased............       3,934
          Deferred directors' fees.........................       1,829
                                                            -----------
           Total liabilities...............................   1,471,481
                                                            -----------
        NET ASSETS......................................... $15,625,778
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    33,367
           Paid-in capital in excess of par................  25,560,954
                                                            -----------
                                                             25,594,321
          Accumulated net investment loss..................     (52,709)
          Accumulated net realized loss on investments.....  (4,012,592)
          Net unrealized depreciation on investments.......  (5,903,242)
                                                            -----------
          Net assets, June 30, 2002........................ $15,625,778
                                                            ===========
        Net asset value and redemption price per share,
         $15,625,778/3,336,678 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $      4.68
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

      INVESTMENT INCOME
        Interest............................................. $    17,527
        Dividends............................................      13,136
                                                              -----------
                                                                   30,663
                                                              -----------
      EXPENSES
        Management fee.......................................      66,755
        Custodian's fees and expenses........................      42,000
        Directors' fees......................................       6,100
        Audit fee............................................       5,000
        Shareholders' reports................................       3,000
        Transfer agent's fees and expenses...................       1,000
        Legal fees and expenses..............................         800
        Miscellaneous........................................         202
                                                              -----------
         Total expenses......................................     124,857
        Less: custodian fee credit...........................         (84)
              expense subsidy................................     (41,401)
                                                              -----------
         Net expenses........................................      83,372
                                                              -----------
      NET INVESTMENT LOSS....................................     (52,709)
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS
        Net realized loss on investments.....................  (3,468,019)
        Net change in unrealized depreciation on investments.  (4,684,065)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (8,152,084)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(8,204,793)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                          Six Months Ended
                                                                                                           June 30, 2002
                                                                                                          ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss....................................................................................   $   (52,709)
  Net realized loss on investments.......................................................................    (3,468,019)
  Net change in unrealized depreciation on investments...................................................    (4,684,065)
                                                                                                            -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................................    (8,204,793)
                                                                                                            -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...................................................................            --
  Distributions from net realized capital gains..........................................................            --
  Tax return of capital distributions....................................................................            --
                                                                                                            -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.......................................................................            --
                                                                                                            -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,692,858 and 1,938,677 shares, respectively]......................................    10,605,135
  Capital stock issued in reinvestment of dividends and distributions [0 and 4,790 shares, respectively].            --
  Capital stock repurchased [(440,491) and (438,263) shares, respectively]...............................    (2,663,540)
                                                                                                            -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....................................     7,941,595
                                                                                                            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................................      (263,198)
NET ASSETS:
  Beginning of period....................................................................................    15,888,976
                                                                                                            -----------
  End of period..........................................................................................   $15,625,778
                                                                                                            ===========

                                                                                                             Year Ended
                                                                                                          December 31, 2001
                                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss....................................................................................    $   (18,974)
  Net realized loss on investments.......................................................................       (527,832)
  Net change in unrealized depreciation on investments...................................................       (986,506)
                                                                                                             -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................................     (1,533,312)
                                                                                                             -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...................................................................         (2,549)
  Distributions from net realized capital gains..........................................................        (34,886)
  Tax return of capital distributions....................................................................         (4,666)
                                                                                                             -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.......................................................................        (42,101)
                                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,692,858 and 1,938,677 shares, respectively]......................................     15,173,759
  Capital stock issued in reinvestment of dividends and distributions [0 and 4,790 shares, respectively].         42,101
  Capital stock repurchased [(440,491) and (438,263) shares, respectively]...............................     (3,362,376)
                                                                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....................................     11,853,484
                                                                                                             -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................................     10,278,071
NET ASSETS:
  Beginning of period....................................................................................      5,610,905
                                                                                                             -----------
  End of period..........................................................................................    $15,888,976
                                                                                                             ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A21

                         ------------------------------
                         SP PIMCO HIGH YIELD PORTFOLIO
                         ------------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30,2002

    ASSETS
      Investments (cost $82,600,880).......................... $77,641,113
      Foreign currency, at value (cost $10,994)...............      11,512
      Dividends and interest receivable.......................   1,592,292
      Receivable for investments sold.........................     304,734
      Receivable for capital stock sold.......................     243,341
      Receivable for options written..........................      91,425
      Deferred expenses and other assets......................          33
                                                               -----------
       Total assets...........................................  79,884,450
                                                               -----------
    LIABILITIES
      Payable to custodian....................................     388,286
      Payable for investments purchased.......................     198,496
      Payable for capital stock repurchased...................      78,438
      Outstanding options written (premium received $120,360).      45,140
      Management fee payable..................................      39,182
      Accrued expenses and other liabilities..................      19,851
      Unrealized depreciation on forward foreign currency
       contracts..............................................       5,371
      Deferred directors' fees................................       1,890
                                                               -----------
       Total liabilities......................................     776,654
                                                               -----------
    NET ASSETS................................................ $79,107,796
                                                               ===========
      Net assets were comprised of:
       Common stock, at $0.01 par value....................... $    85,968
       Paid-in capital in excess of par.......................  85,203,933
                                                               -----------
                                                                85,289,901
      Undistributed net investment income.....................       7,391
      Accumulated net realized loss on investments............  (1,300,457)
      Net unrealized depreciation on investments and foreign
       currencies.............................................  (4,889,039)
                                                               -----------
      Net assets, June 30, 2002............................... $79,107,796
                                                               ===========
    Net asset value and redemption price per share,
     $79,107,796/8,596,849 outstanding shares of common
     stock (authorized 80,000,000 shares)..................... $      9.20
                                                               ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

    INVESTMENT INCOME
      Interest................................................. $ 2,735,782
                                                                -----------
    EXPENSES
      Management fee...........................................     198,703
      Custodian's fees and expenses............................      60,000
      Audit fee................................................       5,100
      Directors' fees..........................................       4,700
      Shareholders' reports....................................       2,600
      Legal fees and expenses..................................       1,700
      Transfer agent's fees and expenses.......................       1,500
      Miscellaneous............................................         140
                                                                -----------
       Total expenses..........................................     274,443
      Less: custodian fee credit...............................        (738)
    expense subsidy............................................      (2,871)
                                                                -----------
       Net expenses............................................     270,834
                                                                -----------
    NET INVESTMENT INCOME......................................   2,464,948
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES
      Net realized gain (loss) on:
       Investments.............................................    (785,410)
       Futures.................................................      49,425
       Foreign currencies......................................      (5,120)
                                                                -----------
                                                                   (741,105)
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................  (4,653,036)
       Options written.........................................      75,220
       Futures.................................................      (9,100)
       Foreign currencies......................................      (3,776)
                                                                -----------
                                                                 (4,590,692)
                                                                -----------
    NET LOSS ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................  (5,331,797)
                                                                -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $(2,866,849)
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                   Six Months Ended    Year Ended
                                                    June 30, 2002   December 31, 2001
                                                   ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income............................   $ 2,464,948       $ 1,928,061
 Net realized loss on investments and foreign
   currencies.....................................      (741,105)         (556,652)
 Net change in unrealized depreciation on
   investments and foreign currencies.............    (4,590,692)         (302,893)
                                                     -----------       -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................    (2,866,849)        1,068,516
                                                     -----------       -----------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.............    (2,470,403)       (1,926,555)
                                                     -----------       -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS................    (2,470,403)       (1,926,555)
                                                     -----------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [3,601,035 and 5,263,329
   shares, respectively]..........................    35,560,656        52,434,308
 Capital stock issued in reinvestment of
   dividends and distributions [261,351 and
   197,356 shares, respectively]..................     2,470,402         1,926,555
 Capital stock repurchased [(567,545) and
   (953,701) shares, respectively]................    (5,589,989)       (9,461,474)
                                                     -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.......................    32,441,069        44,899,389
                                                     -----------       -----------
TOTAL INCREASE IN NET ASSETS......................    27,103,817        44,041,350
NET ASSETS:
 Beginning of period..............................    52,003,979         7,962,629
                                                     -----------       -----------
 End of period (a)................................   $79,107,796       $52,003,979
                                                     ===========       ===========
 (a) Includes undistributed net investment income
   of:............................................   $     7,391       $    12,846
                                                     -----------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A22

                        --------------------------------
                        SP PIMCO TOTAL RETURN PORTFOLIO
                        --------------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

    ASSETS
      Investments, at value (cost $357,378,842)............... $356,231,466
      Foreign currency, at value (cost $748,318)..............      757,267
      Cash....................................................    1,360,324
      Receivable for investments sold.........................   36,738,906
      Receivable for capital stock sold.......................    6,085,990
      Dividends and interest receivable.......................    2,412,323
      Receivable for purchased interest rate swaps............    1,460,156
      Deferred expenses and other assets......................        3,865
      Unrealized appreciation on forward foreign currency
       contracts..............................................          690
                                                               ------------
       Total assets...........................................  405,050,987
                                                               ------------
    LIABILITIES
      Payable for investments purchased.......................  122,746,388
      Payable for interest rate swaps.........................    1,779,562
      Outstanding options written (premium received $408,085).      534,632
      Unrealized depreciation on forward foreign currency
       contracts..............................................      269,850
      Interest payable on swap agreements.....................      233,681
      Management fee payable..................................      129,294
      Due to broker-variation margin..........................       54,645
      Unrealized depreciation on interest rate swaps..........       46,772
      Payable for capital stock repurchased...................       16,955
      Accrued expenses and other liabilities..................        6,592
      Deferred directors' fees................................        2,063
                                                               ------------
       Total liabilities......................................  125,820,435
                                                               ------------
    NET ASSETS................................................ $279,230,553
                                                               ============
      Net assets were comprised of:
       Common stock, at $0.01 par value....................... $    256,245
       Paid-in capital in excess of par.......................  277,372,905
                                                               ------------
                                                                277,629,150
      Undistributed net investment income.....................     (125,433)
      Accumulated net realized gain on investments............    2,151,041
      Net unrealized depreciation on investments and foreign
       currencies.............................................     (424,205)
                                                               ------------
      Net assets, June 30, 2002............................... $279,230,553
                                                               ============
    Net asset value and redemption price per share,
     $279,230,553/25,624,476 outstanding shares of
     common stock (authorized 80,000,000 shares).............. $      10.90
                                                               ============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

    INVESTMENT INCOME
      Interest................................................. $ 3,644,072
                                                                -----------
    EXPENSES
      Management fee...........................................     619,080
      Custodian's fees and expenses............................      81,000
      Audit fee................................................       5,000
      Directors' fees..........................................       4,900
      Shareholders' reports....................................       3,700
      Transfer agent's fees and expenses.......................       2,000
      Legal fees and expenses..................................       1,000
      Miscellaneous............................................         918
                                                                -----------
       Total expenses..........................................     717,598
      Less: custodian fee credit...............................      (1,411)
                                                                -----------
       Net expenses............................................     716,187
                                                                -----------
    NET INVESTMENT INCOME......................................   2,927,885
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES
      Net realized gain (loss) on:
       Investments.............................................   2,077,728
       Options written.........................................      58,442
       Futures.................................................   1,561,692
       Foreign currencies......................................    (173,409)
       Interest rate swaps.....................................    (427,107)
                                                                -----------
                                                                  3,097,346
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................  (1,013,718)
       Options written.........................................    (131,222)
       Futures.................................................   1,960,256
       Foreign currencies......................................    (934,256)
       Interest rate swaps.....................................      (7,335)
                                                                -----------
                                                                   (126,275)
                                                                -----------
    NET GAIN ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................   2,971,071
                                                                -----------
    NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $ 5,898,956
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                       Six Months Ended    Year Ended
                                                                        June 30, 2002   December 31, 2001
                                                                       ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income................................................   $  2,927,885     $  2,128,246
 Net realized gain on investments and foreign currencies..............      3,097,346        1,832,773
 Net change in unrealized depreciation on investments and foreign
   currencies.........................................................       (126,275)        (477,987)
                                                                         ------------     ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................      5,898,956        3,483,032
                                                                         ------------     ------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.................................     (3,126,791)      (2,230,696)
 Distributions from net realized capital gains........................         (7,146)      (2,700,261)
                                                                         ------------     ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................     (3,133,937)      (4,930,957)
                                                                         ------------     ------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [12,826,537 and 13,652,270 shares, respectively]..    139,665,634      148,122,391
 Capital stock issued in reinvestment of dividends and distributions
   [287,258 and 462,472 shares, respectively].........................      3,133,937        4,930,957
 Capital stock repurchased [(1,219,748) and (1,414,001) shares,
   respectively]......................................................    (13,308,410)     (15,343,219)
                                                                         ------------     ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.    129,491,161      137,710,129
                                                                         ------------     ------------
TOTAL INCREASE IN NET ASSETS..........................................    132,256,180      136,262,204
NET ASSETS:
 Beginning of period..................................................    146,974,373       10,712,169
                                                                         ------------     ------------
 End of period (a)....................................................   $279,230,553     $146,974,373
                                                                         ============     ============
 (a) Includes undistributed net investment income of:.................   $         --     $     73,473
                                                                         ------------     ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A23

                  ---------------------------------------------
                  SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                  ---------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

       ASSETS
         Investments, at value (cost $45,929,842).......... $42,776,389
         Receivable for investments sold...................   1,354,173
         Receivable for capital stock sold.................      93,596
         Dividends and interest receivable.................       4,753
         Deferred expenses and other assets................          15
                                                            -----------
          Total assets.....................................  44,228,926
                                                            -----------
       LIABILITIES
         Payable for investments purchased.................   3,144,153
         Management fee payable............................      20,904
         Accrued expenses and other liabilities............      19,462
         Payable for capital stock repurchased.............          94
         Distribution fee payable..........................          69
         Administration fee payable........................          42
                                                            -----------
          Total liabilities................................   3,184,724
                                                            -----------
       NET ASSETS.......................................... $41,044,202
                                                            ===========
         Net assets were comprised of:
          Common stock, at $0.01 par value................. $    78,252
          Paid-in capital in excess of par.................  53,457,890
                                                            -----------
                                                             53,536,142
         Accumulated net investment loss...................     (98,500)
         Accumulated net realized loss on investments......  (9,239,987)
         Net unrealized depreciation on investments........  (3,153,453)
                                                            -----------
         Net assets, June 30, 2002......................... $41,044,202
                                                            ===========
       Class I:
       Net asset value and redemption price per share,
        $40,726,661/ 7,764,480 outstanding shares of common
        stock (authorized 80,000,000 shares)............... $      5.25
                                                            ===========
       Class II:
       Net asset value and redemption price per share,
        $317,541/ 60,761 outstanding shares of common stock
        (authorized 20,000,000 shares)..................... $      5.23
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

     INVESTMENT INCOME
       Dividends (net of $1,148 foreign withholding tax).... $     40,473
       Interest.............................................       33,032
                                                             ------------
                                                                   73,505
                                                             ------------
     EXPENSES
       Management fee.......................................      114,494
       Distribution fee--Class II...........................          346
       Administration fee--Class II.........................          208
       Custodian's fees and expenses........................       42,000
       Directors' fees......................................        6,000
       Audit fee............................................        5,000
       Shareholders' reports................................        3,200
       Transfer agent's fees and expenses...................        2,000
       Legal fees and expenses..............................          500
       Miscellaneous........................................          657
                                                             ------------
        Total expenses......................................      174,405
       Less: custodian fee credit...........................         (290)
          expense subsidy...................................       (2,110)
                                                             ------------
        Net expenses........................................      172,005
                                                             ------------
     NET INVESTMENT LOSS....................................      (98,500)
                                                             ------------
     NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS
       Net realized loss on investments.....................   (5,928,953)
       Net change in unrealized depreciation on investments.   (4,614,494)
                                                             ------------
     NET LOSS ON INVESTMENTS................................  (10,543,447)
                                                             ------------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................................. $(10,641,947)
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                            Six Months Ended    Year Ended
                                                                             June 30, 2002   December 31, 2001
                                                                            ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss......................................................   $    (98,500)     $   (55,985)
  Net realized loss on investments.........................................     (5,928,953)      (2,939,101)
  Net change in unrealized appreciation (depreciation) on investments......     (4,614,494)       1,753,627
                                                                              ------------      -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......................    (10,641,947)      (1,241,459)
                                                                              ------------      -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,665,736 and 4,539,548 shares, respectively]........     22,700,146       31,588,579
  Capital stock repurchased [(394,283) and (745,512) shares, respectively].     (2,375,098)      (5,353,501)
                                                                              ------------      -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......     20,325,048       26,235,078
                                                                              ------------      -----------
TOTAL INCREASE IN NET ASSETS...............................................      9,683,101       24,993,619
NET ASSETS:
  Beginning of period......................................................     31,361,101        6,367,482
                                                                              ------------      -----------
  End of period............................................................   $ 41,044,202      $31,361,101
                                                                              ============      ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A24

                        ---------------------------------
                        SP SMALL/MID-CAP VALUE PORTFOLIO
                        ---------------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $84,497,803)......... $87,067,879
          Cash.............................................     130,557
          Receivable for capital stock sold................     384,252
          Dividends and interest receivable................      73,985
          Receivable for investments sold..................      70,572
          Deferred expenses and other assets...............          26
                                                            -----------
           Total assets....................................  87,727,271
                                                            -----------
        LIABILITIES
          Payable for investments purchased................     502,332
          Management fee payable...........................      62,238
          Accrued expenses and other liabilities...........      19,257
          Deferred directors' fees.........................       1,937
          Payable for capital stock repurchased............       1,379
          Withholding tax payable..........................         142
                                                            -----------
           Total liabilities...............................     587,285
                                                            -----------
        NET ASSETS......................................... $87,139,986
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    74,628
           Paid-in capital in excess of par................  84,579,167
                                                            -----------
                                                             84,653,795
          Undistributed net investment income..............     197,949
          Accumulated net realized loss on investments.....    (281,834)
          Net unrealized appreciation on investments.......   2,570,076
                                                            -----------
          Net assets, June 30, 2002........................ $87,139,986
                                                            ===========
        Net asset value and redemption price per share,
         $87,139,986/7,462,811 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $     11.68
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

        INVESTMENT INCOME
          Dividends (net of $871 foreign withholding tax).... $524,225
          Interest...........................................   19,960
                                                              --------
                                                               544,185
                                                              --------
        EXPENSES
          Management fee.....................................  297,003
          Custodian's fees and expenses......................   50,000
          Directors' fees....................................    6,500
          Audit fee..........................................    5,000
          Shareholders' reports..............................    2,200
          Transfer agent's fees and expenses.................    2,000
          Legal fees and expenses............................      800
          Miscellaneous......................................      338
                                                              --------
           Total expenses....................................  363,841
          Less: custodian fee credit.........................     (288)
            expense subsidy..................................  (17,326)
                                                              --------
           Net expenses......................................  346,227
                                                              --------
        NET INVESTMENT INCOME................................  197,958
                                                              --------
        NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
          Net realized gain on:
           Investments.......................................  157,280
           Futures...........................................   78,117
                                                              --------
                                                               235,397
                                                              --------
          Net change in unrealized appreciation on:
           Investments.......................................   80,854
           Futures...........................................  (26,983)
                                                              --------
                                                                53,871
                                                              --------
        NET GAIN ON INVESTMENTS..............................  289,268
                                                              --------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS........................................... $487,226
                                                              ========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                           Six Months Ended
                                                                                                            June 30, 2002
                                                                                                           ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...................................................................................   $   197,958
  Net realized gain (loss) on investments.................................................................       235,397
  Net change in unrealized appreciation on investments....................................................        53,871
                                                                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................       487,226
                                                                                                             -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income....................................................................            --
  Tax return of capital distributions.....................................................................            --
                                                                                                             -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................................            --
                                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,789,938 and 4,022,127 shares, respectively].......................................    45,116,267
  Capital stock issued in reinvestment of dividends and distributions [0 and 23,249 shares, respectively].            --
  Capital stock repurchased [(502,861) and (421,366) shares, respectively]................................    (5,913,129)
                                                                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................................    39,203,138
                                                                                                             -----------
TOTAL INCREASE IN NET ASSETS..............................................................................    39,690,364
NET ASSETS:
  Beginning of period.....................................................................................    47,449,622
                                                                                                             -----------
  End of period (a).......................................................................................   $87,139,986
                                                                                                             ===========
  (a) Includes undistributed net investment income of:....................................................   $   197,949
                                                                                                             -----------

                                                                                                              Year Ended
                                                                                                           December 31, 2001
                                                                                                           -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...................................................................................    $   227,480
  Net realized gain (loss) on investments.................................................................       (461,686)
  Net change in unrealized appreciation on investments....................................................      1,955,273
                                                                                                              -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................      1,721,067
                                                                                                              -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income....................................................................       (248,999)
  Tax return of capital distributions.....................................................................         (3,372)
                                                                                                              -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................................       (252,371)
                                                                                                              -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,789,938 and 4,022,127 shares, respectively].......................................     44,147,863
  Capital stock issued in reinvestment of dividends and distributions [0 and 23,249 shares, respectively].        252,371
  Capital stock repurchased [(502,861) and (421,366) shares, respectively]................................     (4,562,378)
                                                                                                              -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................................     39,837,856
                                                                                                              -----------
TOTAL INCREASE IN NET ASSETS..............................................................................     41,306,552
NET ASSETS:
  Beginning of period.....................................................................................      6,143,070
                                                                                                              -----------
  End of period (a).......................................................................................    $47,449,622
                                                                                                              ===========
  (a) Includes undistributed net investment income of:....................................................    $        --
                                                                                                              -----------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A25

                 -----------------------------------------------
                 SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                 -----------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

      ASSETS
        Investments, at value (cost $14,184,677)............ $13,089,135
        Receivable for capital stock sold...................       9,051
        Dividends and interest receivable...................       5,852
        Due from Manager....................................         580
        Deferred expenses and other assets..................           7
                                                             -----------
         Total assets.......................................  13,104,625
                                                             -----------
      LIABILITIES
        Payable for investments purchased...................     129,818
        Accrued expenses and other liabilities..............      23,510
        Payable for capital stock repurchased...............      21,629
        Payable to custodian................................       8,434
        Deferred directors' fees............................       2,707
        Distribution fee payable............................         631
        Administration fee payable..........................         379
        Withholding tax payable.............................         170
                                                             -----------
         Total liabilities..................................     187,278
                                                             -----------
      NET ASSETS............................................ $12,917,347
                                                             ===========
        Net assets were comprised of:
         Common stock, at $0.01 par value................... $    22,516
         Paid-in capital in excess of par...................  17,393,581
                                                             -----------
                                                              17,416,097
        Accumulated net investment loss.....................     (22,195)
        Accumulated net realized loss on investments........  (3,381,013)
        Net unrealized depreciation on investments..........  (1,095,542)
                                                             -----------
        Net assets, June 30, 2002........................... $12,917,347
                                                             ===========
      Class I:
      Net asset value and redemption price per share,
       $9,661,503/1,681,648 outstanding shares of common
       stock (authorized 80,000,000 shares)................. $      5.75
                                                             ===========
      Class II:
      Net asset value and redemption price per share,
       $3,255,844/570,001 outstanding shares of common stock
       (authorized 20,000,000 shares)....................... $      5.71
                                                             ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

      INVESTMENT INCOME
        Dividends (net of $541 foreign withholding tax)...... $    31,188
        Interest.............................................       8,513
                                                              -----------
                                                                   39,701
                                                              -----------
      EXPENSES
        Management fee.......................................      50,989
        Distribution fee--Class II...........................       2,951
        Administration fee--Class II.........................       1,771
        Custodian's fees and expenses........................      48,000
        Shareholders' reports................................       6,200
        Directors' fees......................................       6,000
        Audit fee............................................       5,000
        Transfer agent's fees and expenses...................         900
        Legal fees and expenses..............................         700
        Miscellaneous........................................         314
                                                              -----------
         Total expenses......................................     122,825
        Less: custodian fee credit...........................        (154)
              expense subsidy................................     (60,871)
                                                              -----------
         Net expenses........................................      61,800
                                                              -----------
      NET INVESTMENT LOSS....................................     (22,099)
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS
        Net realized loss on investments.....................    (636,473)
        Net change in unrealized depreciation on investments.  (1,199,140)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (1,835,613)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(1,857,712)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                           Six Months Ended    Year Ended
                                            June 30, 2002   December 31, 2001
                                           ---------------- -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
   Net investment loss....................   $   (22,099)      $   (15,093)
   Net realized loss on investments.......      (636,473)       (2,459,920)
   Net change in unrealized appreciation
     (depreciation) on investments........    (1,199,140)        1,029,005
                                             -----------       -----------
   NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS........................    (1,857,712)       (1,446,008)
                                             -----------       -----------
  DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income
   Class I................................            --            (2,385)
   Class II...............................            --                (1)
                                             -----------       -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......            --            (2,386)
                                             -----------       -----------
  CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [991,559 and
     1,391,341 shares, respectively]......     6,235,051         9,675,982
   Capital stock issued in reinvestment
     of dividends and distributions [0
     and 311 shares, respectively]........            --             2,386
   Capital stock repurchased [(174,365)
     and (693,687) shares, respectively]..    (1,099,905)       (4,441,070)
                                             -----------       -----------
   NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL STOCK TRANSACTIONS........     5,135,146         5,237,298
                                             -----------       -----------
  TOTAL INCREASE IN NET ASSETS............     3,277,434         3,788,904
  NET ASSETS:
   Beginning of period....................     9,639,913         5,851,009
                                             -----------       -----------
   End of period..........................   $12,917,347       $ 9,639,913
                                             ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A26

                             ----------------------
                             STOCK INDEX PORTFOLIO
                             ----------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

       ASSETS
         Investments, at value (cost $2,675,827,277)...... $3,121,042,404
         Receivable for investments sold..................      9,135,965
         Dividends and interest receivable................      3,346,381
         Receivable for capital stock sold................      2,918,353
         Receivable for securities lending income.........        558,700
         Prepaid expenses.................................          2,818
                                                           --------------
          Total assets....................................  3,137,004,621
                                                           --------------
       LIABILITIES
         Collateral for securities on loan................    315,396,950
         Payable for capital stock repurchased............      2,050,683
         Payable for investments purchased................      1,268,254
         Management fee payable...........................        839,375
         Accrued expenses and other liabilities...........        755,883
         Securities lending rebate payable................        490,457
         Due to broker -- variation margin................        107,350
         Payable to securities lending agent..............         17,082
                                                           --------------
          Total liabilities...............................    320,926,034
                                                           --------------
       NET ASSETS......................................... $2,816,078,587
                                                           ==============
         Net assets were comprised of:
          Common stock, at $0.01 par value................ $    1,033,971
          Paid-in capital in excess of par................  2,308,687,874
                                                           --------------
                                                            2,309,721,845
         Undistributed net investment income..............     17,775,905
         Accumulated net realized gain on investments.....     45,499,886
         Net unrealized appreciation on investments.......    443,080,951
                                                           --------------
         Net assets, June 30, 2002........................ $2,816,078,587
                                                           ==============
       Net asset value and redemption price per share
        $2,816,078,587 / 103,397,075 outstanding shares of
        common stock (authorized 340,000,000 shares)...... $        27.24
                                                           ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

     INVESTMENT INCOME
       Dividends (net of $137,178 foreign withholding tax). $  22,572,227
       Interest............................................       712,845
       Income from securities loaned, net..................       398,896
                                                            -------------
                                                               23,683,968
                                                            -------------
     EXPENSES
       Management fee......................................     5,618,825
       Custodian's fees and expenses.......................       178,000
       Audit fee...........................................        35,000
       Shareholders' reports...............................        27,000
       Directors' fees.....................................        16,000
       Commitment fee on syndicated credit agreement.......         4,900
       Legal fees and expenses.............................         4,000
       Transfer agent's fees and expenses..................         3,000
       Miscellaneous.......................................        22,530
                                                            -------------
        Total expenses.....................................     5,909,255
       Less: custodian fee credit..........................        (1,192)
                                                            -------------
        Net expenses.......................................     5,908,063
                                                            -------------
     NET INVESTMENT INCOME.................................    17,775,905
                                                            -------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES
       Net realized gain (loss) on:
        Investments........................................    53,769,712
        Futures............................................    (7,132,137)
                                                            -------------
                                                               46,637,575
                                                            -------------
       Net change in unrealized depreciation on:
        Investments........................................  (502,896,341)
        Futures............................................    (2,800,706)
                                                            -------------
                                                             (505,697,047)
                                                            -------------
     NET LOSS ON INVESTMENTS AND FOREIGN
     CURRENCIES............................................  (459,059,472)
                                                            -------------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................................ $(441,283,567)
                                                            =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                      Six Months Ended
                                                                                                       June 30, 2002
                                                                                                      ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..............................................................................  $   17,775,905
  Net realized gain on investments...................................................................      46,637,575
  Net change in unrealized depreciation on investments...............................................    (505,697,047)
                                                                                                       --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................    (441,283,567)
                                                                                                       --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............................................................        (924,639)
  Distributions from net realized capital gains......................................................     (23,877,334)
                                                                                                       --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...................................................................     (24,801,973)
                                                                                                       --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,529,728 and 8,930,279 shares, respectively]..................................     200,091,819
  Capital stock issued in reinvestment of dividends and distributions [813,446 and 7,492,056 shares,
   respectively].....................................................................................      24,801,973
  Capital stock repurchased [(11,206,715) and (17,449,772) shares, respectively].....................    (336,818,960)
                                                                                                       --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS................................    (111,925,168)
                                                                                                       --------------
TOTAL DECREASE IN NET ASSETS.........................................................................    (578,010,708)
NET ASSETS:
  Beginning of period................................................................................   3,394,089,295
                                                                                                       --------------
  End of period (a)..................................................................................  $2,816,078,587
                                                                                                       ==============
  (a) Includes undistributed net investment income of:...............................................  $   17,775,905
                                                                                                       --------------

                                                                                                         Year Ended
                                                                                                      December 31, 2001
                                                                                                      -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..............................................................................  $   36,999,564
  Net realized gain on investments...................................................................     207,912,942
  Net change in unrealized depreciation on investments...............................................    (747,393,799)
                                                                                                       --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................    (502,481,293)
                                                                                                       --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............................................................     (36,074,925)
  Distributions from net realized capital gains......................................................    (200,503,213)
                                                                                                       --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...................................................................    (236,578,138)
                                                                                                       --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,529,728 and 8,930,279 shares, respectively]..................................     312,414,046
  Capital stock issued in reinvestment of dividends and distributions [813,446 and 7,492,056 shares,
   respectively].....................................................................................     236,578,138
  Capital stock repurchased [(11,206,715) and (17,449,772) shares, respectively].....................    (601,877,232)
                                                                                                       --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS................................     (52,885,048)
                                                                                                       --------------
TOTAL DECREASE IN NET ASSETS.........................................................................    (791,944,479)
NET ASSETS:
  Beginning of period................................................................................   4,186,033,774
                                                                                                       --------------
  End of period (a)..................................................................................  $3,394,089,295
                                                                                                       ==============
  (a) Includes undistributed net investment income of:...............................................  $      924,639
                                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A27

                                ----------------
                                VALUE PORTFOLIO
                                ----------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

   ASSETS
     Investments, at value (cost $1,751,023,494)............ $1,678,732,084
     Receivable for investments sold........................     40,146,588
     Receivable for capital stock sold......................      4,266,551
     Dividends and interest receivable......................      2,581,063
     Receivable for securities lending income...............         55,697
     Deferred expenses......................................          1,497
                                                             --------------
      Total assets..........................................  1,725,783,480
                                                             --------------
   LIABILITIES
     Collateral for securities on loan......................    143,157,046
     Payable for investments purchased......................     27,736,060
     Management fee payable.................................        529,480
     Payable for capital stock repurchased..................        489,848
     Payable to securities lending agent....................        200,896
     Payable to custodian...................................        148,723
     Accrued expenses and other liabilities.................         86,949
     Withholding tax payable................................         14,719
     Securities lending rebate payable......................         10,781
     Distribution fee payable...............................            339
     Administration fee payable.............................            203
                                                             --------------
      Total liabilities.....................................    172,375,044
                                                             --------------
   NET ASSETS............................................... $1,553,408,436
                                                             ==============
     Net assets were comprised of:
      Common stock, at $0.01 par value...................... $      970,701
      Paid-in capital in excess of par......................  1,656,679,647
                                                             --------------
                                                              1,657,650,348
     Undistributed net investment income....................     10,464,529
     Accumulated net realized loss on investments...........    (42,415,820)
     Net unrealized depreciation on investments and foreign
      currencies............................................    (72,290,621)
                                                             --------------
     Net assets, June 30, 2002.............................. $1,553,408,436
                                                             ==============
   Class I:
   Net asset value and redemption price per share
    $1,551,774,050 / 96,967,790 outstanding shares of
    common stock (authorized 340,000,000 shares)............ $        16.00
                                                             ==============
   Class II:
   Net asset value and redemption price per share,
    $1,634,386 / 102,357 outstanding shares of common
    stock (authorized 10,000,000 shares).................... $        15.97
                                                             ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
     Dividends (net of $47,132 foreign withholding tax)....... $  13,621,524
     Interest.................................................       432,939
     Income from securities loaned, net.......................       203,902
                                                               -------------
                                                                  14,258,365
                                                               -------------
   EXPENSES
     Management fee...........................................     3,437,834
     Distribution fee -- Class II.............................         1,837
     Administration fee -- Class II...........................         1,102
     Shareholders' reports....................................       195,000
     Custodian's fees and expenses............................       100,000
     Audit fee................................................        20,000
     Commitment fee on syndicated credit agreement............        10,000
     Directors' fees..........................................        10,000
     Legal fees and expenses..................................         6,000
     Transfer agent's fees and expenses.......................         3,500
     Miscellaneous............................................         9,821
                                                               -------------
      Total expenses..........................................     3,795,094
     Less: custodian fee credit...............................        (6,445)
                                                               -------------
      Net expenses............................................     3,788,649
                                                               -------------
   NET INVESTMENT INCOME......................................    10,469,716
                                                               -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized gain (loss) on:
      Investments.............................................   (37,990,565)
      Foreign currencies......................................         1,532
                                                               -------------
                                                                 (37,989,033)
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (159,448,979)
      Foreign currencies......................................           883
                                                               -------------
                                                                (159,448,096)
                                                               -------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (197,437,129)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(186,967,413)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                              Six Months Ended    Year Ended
                                                                                               June 30, 2002   December 31, 2001
                                                                                              ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income......................................................................  $   10,469,716   $   24,834,403
  Net realized gain (loss) on investments and foreign currencies.............................     (37,989,033)      80,776,409
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies.    (159,448,096)    (148,188,635)
                                                                                               --------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................    (186,967,413)     (42,577,823)
                                                                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I...................................................................................        (244,140)     (29,317,402)
   Class II..................................................................................              --           (3,560)
                                                                                               --------------   --------------
                                                                                                     (244,140)     (29,320,962)
                                                                                               --------------   --------------
  Distributions from net realized capital gains
   Class I...................................................................................              --     (172,627,671)
   Class II..................................................................................              --          (44,437)
                                                                                               --------------   --------------
                                                                                                           --     (172,672,108)
                                                                                               --------------   --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...........................................................        (244,140)    (201,993,070)
                                                                                               --------------   --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,649,241 and 13,808,686 shares, respectively].........................     116,093,063      264,012,082
  Capital stock issued in reinvestment of dividends and distributions
   [13,785 and 11,001,143 shares, respectively]..............................................         244,140      201,993,070
  Capital stock repurchased [(10,205,942) and (20,742,406) shares, respectively].............    (178,184,447)    (394,301,987)
                                                                                               --------------   --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.............     (61,847,244)      71,703,165
                                                                                               --------------   --------------
TOTAL DECREASE IN NET ASSETS.................................................................    (249,058,797)    (172,867,728)
NET ASSETS:
  Beginning of period........................................................................   1,802,467,233    1,975,334,961
                                                                                               --------------   --------------
  End of period (a)..........................................................................  $1,553,408,436   $1,802,467,233
                                                                                               ==============   ==============
  (a) Includes undistributed net investment income of:.......................................  $   10,464,529   $      238,953
                                                                                               --------------   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A28

                           ---------------------------
                           DIVERSIFIED BOND PORTFOLIO
                           ---------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                    Principal
LONG-TERM                                Moody's  Interest Maturity  Amount       Value
INVESTMENTS -- 95.7% LONG-TERM           Rating     Rate     Date     (000)      (Note 2)
BONDS -- 95.4%                           -------  -------- -------- --------- --------------
Aerospace -- 1.2%
 Boeing Co..............................     A2      8.75% 08/15/21  $ 6,250  $    7,649,962
 Raytheon Co............................    Baa3     7.90% 03/01/03    6,450       6,601,446
 United Technologies Corp.(b)...........     A2      7.50% 09/15/29    3,200       3,577,885
                                                                              --------------
                                                                                  17,829,293
                                                                              --------------
Airlines -- 0.4%
 Continental Airlines, Inc..............     B3      8.00% 12/15/05    1,030         906,400
 Delta Air Lines, Inc...................    Ba3      6.65% 03/15/04    2,250       2,177,618
 Delta Air Lines, Inc...................    Ba3      9.75% 05/15/21    1,500       1,460,682
 United Airlines, Inc...................    Caa1    10.67% 05/01/04    1,863       1,397,250
                                                                              --------------
                                                                                   5,941,950
                                                                              --------------
Asset Backed Securities -- 2.7%
 Chase Commercial Mortgage Securities
   Corp., Series 1997-1.................   AAA(e)    7.37% 06/19/29    5,306       5,750,061
 Citibank Credit Card Master Trust,
   Series 1996-3........................    Aaa      6.10% 05/15/08   12,500      13,093,750
 Continental Airlines, Inc., Series
   2000-1...............................    Baa1    8.048% 11/01/20    4,249       4,402,112
 Continental Airlines, Inc., Series
   1998-1, Class A......................    Baa1    6.648% 09/15/17    1,307       1,247,679
 MBNA Corp., Series 1999 B..............    Aaa      5.90% 08/15/11   14,300      14,968,043
                                                                              --------------
                                                                                  39,461,645
                                                                              --------------
Auto/Equipment Rental -- 0.1%
 Hertz Corp.............................    Baa2     8.25% 06/01/05      750         786,135
                                                                              --------------
Automobiles & Trucks -- 0.4%
 Lear Corp..............................    Ba1      7.96% 05/15/05      800         816,000
 Navistar International Corp............    Ba1      7.00% 02/01/03    3,500       3,486,875
 TRW, Inc...............................    Baa2    7.125% 06/01/09    1,850       1,963,401
                                                                              --------------
                                                                                   6,266,276
                                                                              --------------
Banks and Savings & Loans -- 4.6%
 Bank United Corp.......................    Baa1    8.875% 05/01/07    4,000       4,596,320
 Barclays Bank PLC......................    Aa3     7.375% 12/15/49    1,500       1,611,792
 Bayerische Landesbank Girozentrale,
   (Germany)............................    Aaa     5.875% 12/01/08    7,800       8,049,678
 Cho Hung Bank(a).......................    Baa3    11.50% 04/01/05    1,335       1,533,515
 Cho Hung Bank(a).......................    Baa3   11.875% 04/01/05    3,250       3,741,400
 Citigroup, Inc.(b).....................    Aa2     6.625% 06/15/32    2,850       2,763,987
 Citigroup, Inc.........................    Aa2      7.25% 10/01/10    2,000       2,170,760
 Fideicomiso Petacalco-Topolo...........    Baa3    10.16% 12/23/09    3,000       3,090,000
 Hanvit Bank............................    Baa3    12.75% 03/01/10    1,350       1,582,787
 HSBC Capital Funding LP................     A2    10.176% 06/30/30    8,000      10,216,160
 KBC Bank Funding.......................     A2      9.86% 11/29/49    5,000       5,900,950
 Korea Exchange Bank....................    Baa3    13.75% 06/30/10    1,915       2,307,575
 National Australia Bank, (Australia)...     A1      6.40% 12/10/07    3,700       3,752,096
 Popular North America, Inc.............     A3      3.63% 10/15/03    5,000       5,056,810
 Washington Mutual, Inc.................     A3      7.50% 08/15/06   10,000      10,882,700
                                                                              --------------
                                                                                  67,256,530
                                                                              --------------
Building & Construction -- 0.4%
 Cemex SA de CV.........................    Ba1     9.625% 10/01/09    2,400       2,640,000
 D.R. Horton, Inc.......................    Ba1     7.875% 08/15/11    2,920       2,847,000
                                                                              --------------
                                                                                   5,487,000
                                                                              --------------
Cable & Pay Television Systems -- 1.8%
 ABC Family Worldwide, Inc..............    Baa1    10.25% 11/01/07    1,882       2,006,821
 Charter Communications Holdings LLC....     B2     10.00% 05/15/11    2,640       1,782,000
 Clear Channel Communications, Inc......    Baa3     7.25% 09/15/03    1,700       1,715,096
 Comcast Cable Communications, Inc.(b)..    Baa2     6.75% 01/30/11    1,000         886,300
 CSC Holdings, Inc......................    Ba2      7.25% 07/15/08    3,400       2,693,446
 CSC Holdings, Inc......................    Ba2     7.625% 04/01/11    2,605       2,095,931
 CSC Holdings, Inc......................    Ba2     7.875% 12/15/07    1,490       1,199,539

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                           Principal
                                                                 Moody's Interest Maturity  Amount       Value
                                                                 Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                                      ------- -------- -------- --------- --------------
Cable & Pay Television Systems (cont'd.)
  Rogers Cablesystems, Inc., (Canada)...........................  Baa3     10.00% 03/15/05  $ 4,000  $    4,160,000
  TCI Communications, Inc.......................................  Baa2    10.125% 04/15/22    6,300       6,428,394
  TCI Communications, Inc.......................................  Baa2      8.25% 01/15/03    3,000       2,940,090
                                                                                                     --------------
                                                                                                         25,907,617
                                                                                                     --------------
Chemicals -- 0.4%
  Applied Extrusion Technologies, Inc...........................   B2      10.75% 07/01/11      440         396,000
  Eastman Chemical Co...........................................  Baa2      7.00% 04/15/12    2,400       2,489,088
  IMC Global, Inc.(b)...........................................  Ba1     10.875% 06/01/08      400         430,000
  Lyondell Chemical Co..........................................  Ba3      9.625% 05/01/07    1,880       1,795,400
                                                                                                     --------------
                                                                                                          5,110,488
                                                                                                     --------------
Collateralized Mortgage Obligations -- 1.1%
  Illinois Power Special Purpose Trust, Series 1998-1, Class A5.  Aaa       5.38% 06/25/07   15,000      15,603,034
                                                                                                     --------------
Commercial Services -- 0.4%
  Cintas Corp...................................................   A2       6.00% 06/01/12    3,000       3,042,270
  The Thomson Corp..............................................   A3       5.75% 02/01/08    2,750       2,767,685
                                                                                                     --------------
                                                                                                          5,809,955
                                                                                                     --------------
Computers -- 0.3%
  International Business Machines Corp..........................   A1      5.625% 04/12/04    3,000       3,113,010
  Unisys Corp...................................................  Ba1      8.125% 06/01/06    1,650       1,617,000
                                                                                                     --------------
                                                                                                          4,730,010
                                                                                                     --------------
Containers & Packaging -- 0.5%
  Pactiv Corp...................................................  Baa3      7.20% 12/15/05    2,450       2,583,966
  Pactiv Corp...................................................  Baa3      7.95% 12/15/25    1,575       1,645,442
  Pactiv Corp...................................................  Baa3     8.125% 06/15/17    2,360       2,686,466
                                                                                                     --------------
                                                                                                          6,915,874
                                                                                                     --------------
Diversified Operations -- 0.4%
  Tyco International Ltd........................................  Ba3       7.20% 10/15/08    4,500       3,510,000
  Stena AB, (Sweden)............................................  Ba3       8.75% 06/15/07      635         615,950
  Xerox Corp.(b)................................................   B1       9.75% 01/15/09    1,500       1,245,000
                                                                                                     --------------
                                                                                                          5,370,950
                                                                                                     --------------
Drugs & Medical Supplies -- 0.2%
  Pharmacia Corp................................................   A1       6.50% 12/01/18    1,015       1,021,547
  Wyeth.........................................................   A3      5.875% 03/15/04    2,200       2,300,870
                                                                                                     --------------
                                                                                                          3,322,417
                                                                                                     --------------
Electronics -- 0.1%
  Motors & Gears, Inc., Series D................................  Caa1     10.75% 11/15/06    1,250       1,193,750
                                                                                                     --------------
Financial Services -- 6.8%
  Calair Capital Corp...........................................  Ba2      8.125% 04/01/08      530         418,700
  Ford Motor Credit Co..........................................   A3      6.875% 02/01/06    9,900      10,111,167
  Ford Motor Credit Co..........................................   A3      7.375% 02/01/11    3,565       3,605,534
  Ford Motor Credit Co..........................................   A3       7.75% 03/15/05   11,000      11,594,297
  General Electric Capital Corp.................................  Aaa       6.75% 03/15/32    5,000       5,036,600
  General Electric Capital Corp., M.T.N.(b).....................  Aaa       6.00% 06/15/12   11,150      11,188,244
  General Motors Acceptance Corp................................   A2       5.75% 11/10/03    7,950       8,124,979
  General Motors Acceptance Corp................................   A2       6.15% 04/05/07    3,710       3,746,173
  General Motors Acceptance Corp.(b)............................   A2      6.875% 09/15/11    7,570       7,515,625
  John Deere Capital Corp.......................................   A3       7.00% 03/15/12    2,150       2,299,382
  Nisource Finance Corp.........................................  Baa3      5.75% 04/15/03    6,750       6,709,365
  Nisource Finance Corp.........................................  Baa3     7.875% 11/15/10    3,000       3,092,190
  Pemex Finance, Ltd............................................  Baa1      9.14% 08/15/04    6,161       6,525,448
  PHH Corp. M.T.N...............................................  Baa1     8.125% 02/03/03   19,500      19,695,000
                                                                                                     --------------
                                                                                                         99,662,704
                                                                                                     --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                             Principal
                                                                  Moody's  Interest Maturity  Amount       Value
                                                                  Rating     Rate     Date     (000)      (Note 2)
 LONG-TERM BONDS (Continued)                                      -------  -------- -------- --------- --------------
Food & Beverage -- 2.9%
 ConAgra Foods, Inc..............................................    Baa1     6.00% 09/15/06  $ 2,600  $    2,704,286
 Coors Brewing Co................................................    Baa2    6.375% 05/15/12    3,800       3,910,196
 Kellogg Co.(b)..................................................    Baa2     6.00% 04/01/06   20,250      21,072,757
 Kraft Foods Inc.(b).............................................     A2      6.25% 06/01/12   15,050      15,434,829
                                                                                                       --------------
                                                                                                           43,122,068
                                                                                                       --------------
Forest Products -- 2.5%
 Boise Cascade Corp..............................................    Baa3     7.50% 02/01/08    5,100       5,234,487
 Fort James Corp.................................................    Ba1      6.70% 11/15/03    4,500       4,436,617
 Georgia-Pacific Corp............................................    Ba1      7.70% 06/15/15    1,550       1,349,136
 International Paper Co..........................................    Baa2     6.75% 09/01/11    4,000       4,123,600
 International Paper Co..........................................    Baa2     8.00% 07/08/03   16,000      16,775,760
 Sappi Papier Holding AG, (Austria)..............................    Baa2     6.75% 06/15/12    1,500       1,518,876
 Weyerhaeuser Co.................................................    Baa2    7.375% 03/15/32    3,000       3,037,290
                                                                                                       --------------
                                                                                                           36,475,766
                                                                                                       --------------
Gaming -- 0.1%
 International Game Technology...................................    Ba1     7.875% 05/15/04    1,895       1,951,850
                                                                                                       --------------
Hospital Management -- 1.7%
 HCA, Inc........................................................    Ba1      6.91% 06/15/05    2,435       2,540,596
 HCA, Inc........................................................    Ba1     7.125% 06/01/06   16,500      17,306,207
 HCA, Inc........................................................    Ba1     7.875% 02/01/11    2,000       2,124,820
 Healthsouth Corp................................................    Ba1     7.625% 06/01/12    3,420       3,387,917
                                                                                                       --------------
                                                                                                           25,359,540
                                                                                                       --------------
Industrials -- 0.4%
 Compania Sud Americana De Vapores, SA, (Chile)(b)...............   BBB(e)   7.375% 12/08/03    2,000       2,065,250
 Rockwell International Corp.....................................     A3      5.20% 01/15/98    6,500       4,457,635
                                                                                                       --------------
                                                                                                            6,522,885
                                                                                                       --------------
Insurance -- 0.4%
 Reliaster Financial Corp........................................    Aa3     6.625% 09/15/03    5,000       5,173,600
                                                                                                       --------------
Investment Banks -- 1.0%
 Lehman Brothers Holdings, Inc...................................     A2     6.625% 02/05/06    3,685       3,888,154
 Morgan Stanley Dean Witter & Co.(b).............................    Aa3      7.75% 06/15/05    5,000       5,487,040
 PaineWebber Group, Inc..........................................    Aa2      6.45% 12/01/03    5,000       5,247,600
 Salomon Smith Barney Holdings, Inc..............................    Aa1     6.125% 01/15/03      500         510,360
                                                                                                       --------------
                                                                                                           15,133,154
                                                                                                       --------------
Leisure -- 1.2%
 Harrahs Operating Co., Inc......................................    Ba1     7.875% 12/15/05    3,100       3,185,250
 ITT Corp........................................................    Ba1      6.75% 11/15/03    9,315       9,338,288
 ITT Corp........................................................    Ba1     7.375% 11/15/15    1,245       1,140,843
 Park Place Entertainment Corp...................................    Ba2     7.875% 12/15/05    2,450       2,456,125
 Park Place Entertainment Corp...................................    Ba2     7.875% 03/15/10    1,955       1,940,337
                                                                                                       --------------
                                                                                                           18,060,843
                                                                                                       --------------
Machinery -- 0.7%
 Ingersoll-Rand Co...............................................     A3      5.80% 06/01/04   10,225      10,581,852
                                                                                                       --------------
Media -- 2.7%
 News America Holding, Inc.......................................    Baa3    6.703% 05/21/04   22,000      22,737,660
 Turner Broadcasting System, Inc.................................    Baa1     7.40% 02/01/04   13,500      13,999,635
 United News & Media PLC.........................................    Baa2     7.25% 07/01/04    2,000       2,058,400
 United News & Media PLC.........................................    Baa2     7.75% 07/01/09    1,000       1,018,830
                                                                                                       --------------
                                                                                                           39,814,525
                                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                     Principal
                                           Moody's Interest Maturity  Amount       Value
                                           Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                ------- -------- -------- --------- --------------
Oil & Gas -- 3.5%
  Atlantic Richfield Co...................  Aa1       5.55% 04/15/03  $ 3,700  $    3,789,503
  Atlantic Richfield Co...................  Aa1       5.90% 04/15/09    6,770       6,919,414
  B.J. Services Co........................  Baa2      7.00% 02/01/06    5,000       5,290,100
  Conoco Funding Co.......................  Baa1      5.45% 10/15/06    4,490       4,601,621
  El Paso CGP Co..........................  Baa2      7.50% 08/15/06    6,000       6,005,640
  El Paso CGP Co.(b)......................  Baa2     7.625% 09/01/08    4,700       4,675,842
  Limestone Electron Trust................  Baa3     8.625% 03/15/03    6,000       5,854,344
  Pennzoil-Quaker State Co................  Ba2      7.375% 04/01/29    4,750       5,083,213
  Petronas Capital, Ltd., (Malaysia)......  Baa1      7.00% 05/22/12    7,300       7,408,347
  Tosco Corp..............................   A3       7.25% 01/01/07    1,500       1,633,785
                                                                               --------------
                                                                                   51,261,809
                                                                               --------------
Oil & Gas Exploration & Production -- 1.2%
  Ocean Energy, Inc.......................  Baa3     7.875% 08/01/03    1,830       1,832,287
  Parker & Parsley Petroleum Co...........  Ba1      8.875% 04/15/05    2,500       2,581,250
  Petroleos Mexicanos, (Mexico)...........  Baa1      6.50% 02/01/05    5,000       5,153,150
  Petroleos Mexicanos, (Mexico)(b)........  Baa1      9.50% 09/15/27    5,900       6,401,500
  Western Oil Sands, Inc., (Canada).......  Ba2      8.375% 05/01/12    1,445       1,448,613
                                                                               --------------
                                                                                   17,416,800
                                                                               --------------
Printing & Publishing -- 0.2%
  World Color Press, Inc..................  Baa2      7.75% 02/15/09    2,075       2,129,558
  World Color Press, Inc..................  Baa2     8.375% 11/15/08    1,000       1,053,543
                                                                               --------------
                                                                                    3,183,101
                                                                               --------------
Real Estate Investment Trust -- 1.0%
  ERP Operating LP(d).....................  Baa1      6.63% 04/13/05    3,900       4,028,700
  ERP Operating LP........................  Baa1      7.10% 06/23/04    1,500       1,582,470
  Host Marriott Corp......................  Ba3      7.875% 08/01/05    1,970       1,920,750
  Host Marriott Corp......................  Ba3      7.875% 08/01/08    3,000       2,857,500
  Regency Centers LP......................  Baa2      6.75% 01/15/12    4,800       4,907,722
                                                                               --------------
                                                                                   15,297,142
                                                                               --------------
Restaurants -- 0.2%
  Yum! Brands, Inc........................  Ba1      8.875% 04/15/11    2,315       2,453,900
                                                                               --------------
Retail -- 1.2%
  Federated Department Stores, Inc........  Baa1      8.50% 06/15/03   10,200      10,646,556
  Fred Meyer, Inc.........................  Baa3      7.15% 03/01/03    5,370       5,480,730
  Kroger Co.(b)...........................  Baa3      6.20% 06/15/12    2,140       2,120,162
                                                                               --------------
                                                                                   18,247,448
                                                                               --------------
Steel & Metals -- 0.4%
  AK Steel Corp...........................   B1      9.125% 12/15/06    2,660       2,781,296
  Falconbridge, Ltd., (Canada)............  Baa3      7.35% 06/05/12    3,000       3,085,839
                                                                               --------------
                                                                                    5,867,135
                                                                               --------------
Supranational -- 0.4%
  African Development Bank................   Aa1     6.875% 10/15/15    5,000       5,374,650
                                                                               --------------
Telecommunications -- 5.3%
  AT&T Corp...............................  Baa2      8.00% 11/15/31    7,700       6,044,500
  AT&T Wireless Services, Inc.............  Baa2     8.125% 05/01/12    2,075       1,692,034
  Bell Telephone Co. Pennsylvania.........  Aa2       8.35% 12/15/30    2,125       2,261,510
  Electric Lightwave, Inc.................  Baa2      6.05% 05/15/04    3,300       3,102,000
  Koninklijke (Royal) KPN NV..............  Baa3      7.50% 10/01/05    9,025       9,266,960
  LCI International, Inc..................  Ba2       7.25% 06/15/07    6,675       4,438,875
  Nortel Networks, Ltd., (Canada)(b)......  Ba3      6.125% 02/15/06    1,150         655,500
  PCCW-HKTC Capital, Ltd..................  Baa1      7.75% 11/15/11    2,150       2,167,456

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                    Principal
                                          Moody's Interest Maturity  Amount       Value
                                          Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)               ------- -------- -------- --------- --------------
Telecommunications (cont'd.)
  Qwest Communications, Inc..............   B2       7.50% 11/01/08  $ 3,150  $    1,905,750
  Qwest Corp.(b).........................  Baa3     8.875% 03/15/12    5,150       4,583,500
  Sprint Capital Corp....................  Baa3      5.70% 11/15/03   12,000      11,081,640
  Sprint Capital Corp....................  Baa3      6.90% 05/01/19    3,625       2,499,147
  Sprint Capital Corp....................  Baa3     7.625% 01/30/11    2,320       1,942,397
  Telecom De Puerto Rico.................  Baa1      6.65% 05/15/06    6,800       6,891,732
  Telecom De Puerto Rico.................  Baa1      6.80% 05/15/09    5,700       5,364,635
  Telefonos de Mexico SA de CV, (Mexico).   A3       8.25% 01/26/06    3,500       3,570,000
  TELUS Corp., (Canada)..................  Baa2      7.50% 06/01/07    5,000       4,503,250
  Verizon Wireless, Inc..................   A2      5.375% 12/15/06    5,900       5,503,638
                                                                              --------------
                                                                                  77,474,524
                                                                              --------------
Utilities -- 10.1%
  Calpine Corp...........................   B1      10.50% 05/15/06    4,060       3,045,000
  Cinergy Corp...........................  Baa2      6.25% 09/01/04   11,000      11,167,640
  CMS Energy Corp........................   B3       6.75% 01/15/04    4,095       3,071,250
  Cogentrix Energy, Inc..................  Baa3      8.75% 10/15/08    5,645       5,601,737
  Commonwealth Edison Co.................  Baa1     7.625% 01/15/07    7,525       8,218,805
  CP&L, Inc. M.T.N.......................  Baa1      6.65% 04/01/08    8,750       9,185,400
  Dominion Fiber Ventures LLC............  Baa2      7.05% 03/15/05    3,800       3,667,000
  Duke Energy Field Services.............  Baa2      7.50% 08/16/05   12,000      12,651,600
  Edison Mission Energy..................  Baa3      7.73% 06/15/09    2,200       1,968,626
  FirstEnergy Corp.......................  Baa2      6.45% 11/15/11    4,250       4,067,335
  Hydro-Quebec...........................   A1       7.50% 04/01/16      500         575,315
  MidAmerican Energy Holdings Co.........  Baa3      6.96% 09/15/03    8,000       8,280,720
  MidAmerican Energy Holdings Co.........  Baa3      7.23% 09/15/05    5,000       5,252,050
  Mirant Americas Generation.............  Ba1      9.125% 05/01/31    6,735       4,815,525
  Niagara Mohawk Power...................  Baa2     6.875% 04/01/03    4,000       4,115,920
  Niagara Mohawk Power...................  Baa2     7.375% 08/01/03    8,000       8,353,840
  Niagara Mohawk Power...................  Baa2      8.00% 06/01/04    5,000       5,377,700
  NRG Northeast Generating LLC...........  Baa3     8.065% 12/15/04      474         474,702
  Pinnacle Partners, LP..................  Ba1       8.83% 08/15/04   20,035      19,934,825
  Progress Energy, Inc...................  Baa1      6.55% 03/01/04   12,750      13,269,308
  PSE&G Power LLC........................  Baa1      6.95% 06/01/12    1,500       1,502,565
  Southern California Edison Co..........  Ba3      6.375% 01/15/06    1,250       1,181,250
  WCG Note Trust.........................  Baa3      8.25% 03/15/04   12,450      11,516,250
                                                                              --------------
                                                                                 147,294,363
                                                                              --------------
Waste Management -- 0.5%
  Allied Waste North America.............  Ba3      7.625% 01/01/06    1,540       1,486,100
  Allied Waste North America(b)..........  Ba3       8.50% 12/01/08      375         361,875
  Waste Management, Inc..................  Ba1       7.00% 10/01/04    1,600       1,673,616
   Waste Management, Inc.................  Ba1      7.125% 10/01/07    1,550       1,614,739
  Waste Management, Inc..................  Ba1       7.75% 05/15/32    2,500       2,508,225
                                                                              --------------
                                                                                   7,644,555
                                                                              --------------
Foreign Government Bonds -- 5.4%
  Federal Republic of Germany, (Germany).  Aaa       4.50% 07/04/09   16,536      16,041,892
  Federal Republic of Germany, (Germany).  Aaa       5.25% 01/04/11   20,590      20,800,876
  Government of Canada, (Canada).........  Aaa       5.75% 06/01/29   24,011      15,653,222
  Government of Canada, (Canada).........  Aaa       6.00% 06/01/11   21,490      14,695,031
  Republic of Croatia, (Croatia).........  Baa3     2.875% 07/31/02    2,500       2,496,819
  Republic of Philippines, (Philippines).  Ba1      9.875% 01/15/19      542         532,515
  Russian Federation, (Russia)...........  Ba3      10.00% 06/26/07    3,650       3,887,250
  United Mexican States, (Mexico)(b).....  Baa2    10.375% 02/17/09    4,500       5,130,000
                                                                              --------------
                                                                                  79,237,605
                                                                              --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                              Principal
                                                    Moody's Interest Maturity  Amount       Value
                                                    Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                         ------- -------- -------- --------- --------------
U.S. Government and Agency Obligations -- 4.7%
  Federal Home Loan Mortgage Corp.(b)..............            5.75% 01/15/12 $ 11,380  $   11,691,926
  Federal National Mortgage Association(b).........           6.125% 03/15/12   10,600      11,217,132
  United States Treasury Bond......................           5.375% 02/15/31      784         767,701
  United States Treasury Bond......................            8.75% 08/15/20       80         108,632
  United States Treasury Bond......................           8.875% 02/15/19    7,200       9,780,926
  United States Treasury Note......................           4.375% 05/15/07    5,000       5,069,531
  United States Treasury Note......................           4.875% 02/15/12      350         351,313
  United States Treasury Note......................            5.00% 08/15/11      730         740,132
  United States Treasury Note......................            5.50% 02/15/08    7,600       8,074,240
  United States Treasury Note......................            5.50% 05/15/09    1,400       1,481,144
  United States Treasury Strip(b)..................             Zero 02/15/13   33,975      19,270,620
                                                                                        --------------
                                                                                            68,553,297
                                                                                        --------------
U.S. Government Mortgage Backed Securities -- 25.9%
  Federal National Mortgage Association............            5.50% 06/01/17      398         398,840
  Federal National Mortgage Association............            5.50% 12/01/16      980         981,150
  Federal National Mortgage Association............            5.50% 04/01/17      979         979,892
  Federal National Mortgage Association............            5.50% 02/01/17    1,575       1,576,574
  Federal National Mortgage Association............            5.50% 03/01/17    3,176       3,179,425
  Federal National Mortgage Association............            5.50% 05/01/17    5,828       5,833,298
  Federal National Mortgage Association............            6.00% 07/01/32   70,000      69,825,000
  Federal National Mortgage Association............            6.00% 07/01/17   45,000      45,885,600
  Federal National Mortgage Association............            6.50% 08/01/32   83,000      84,607,710
  Federal National Mortgage Association............            6.50% 01/01/15      900         937,433
  Federal National Mortgage Association............            6.50% 07/01/15      188         195,239
  Federal National Mortgage Association............            6.50% 12/01/15      265         275,153
  Federal National Mortgage Association............            6.50% 12/01/14      127         132,063
  Federal National Mortgage Association............            6.50% 01/01/15      494         514,239
  Federal National Mortgage Association............            6.50% 02/01/15      166         172,618
  Federal National Mortgage Association............            6.50% 06/01/15      195         202,714
  Federal National Mortgage Association............            6.50% 07/01/17   17,500      18,123,350
  Federal National Mortgage Association............            7.00% 08/14/02  102,000     105,752,580
  Federal National Mortgage Association............            9.00% 05/01/17       36          38,592
  Federal National Mortgage Association............            9.00% 10/01/16      115         125,377
  Federal National Mortgage Association............            9.00% 09/01/21        6           6,101
  Government National Mortgage Association.........            6.50% 08/21/32   35,000      35,700,000
  Government National Mortgage Association.........            7.50% 10/15/25      448         477,223
  Government National Mortgage Association.........            7.50% 12/15/25    1,043       1,111,421
  Government National Mortgage Association.........            7.50% 02/15/26      498         530,792
  Government National Mortgage Association.........            7.50% 01/15/26      730         778,066
                                                                                        --------------
                                                                                           378,340,450
                                                                                        --------------
TOTAL LONG-TERM BONDS
 (cost $1,385,471,179).................................................................  1,396,498,490
                                                                                        --------------
                                                                               Shares
                                                                              ---------
PREFERRED STOCKS -- 0.3%
  Centaur Funding Corp.(a)
   (cost $4,323,180).......................................................     27,000       4,394,871
                                                                                        --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $1,389,794,359).................................................................  1,400,893,361
                                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                     Principal
                                          Moody's       Interest      Maturity        Amount        Value
                                          Rating          Rate          Date           (000)       (Note 2)
SHORT-TERM INVESTMENTS -- 35.0%           -------       --------      --------      ----------- --------------
Other Corporate Obligations -- 1.5%
  Bombardier Capital, Inc................   A3             7.30%      12/15/02          $ 5,000 $    5,101,850
  Okobank, (Finland).....................   NR             2.39%      09/12/02            5,000      4,993,750
  Sun Microsystems, Inc..................  Baa1            7.00%      08/15/02            2,000      2,007,520
  Tyco International Group SA............  Ba2            6.875%      09/05/02           10,000      9,850,000
                                                                                                --------------
                                                                                                    21,953,120
                                                                                                --------------
                                                                                      Shares
                                                                                    -----------
Mutual Fund -- 33.5%
  Prudential Core Investment Fund -- Taxable Money Market Fund Series, (Note 4)(c)  489,703,343    489,703,343
                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $511,662,209)...........................................................................    511,656,463
                                                                                                --------------
TOTAL INVESTMENTS -- 130.7%
 (cost $1,901,456,568; Note 7).................................................................  1,912,549,824
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(f)..................................................        (36,196)
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET(g) -- (0.1)%................     (1,349,856)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (30.6)%...............................................   (447,905,912)
                                                                                                --------------
NET ASSETS -- 100.0%........................................................................... $1,463,257,860
                                                                                                ==============

The following abbreviations are used in portfolio descriptions:

 AB     Aktiebolag (Swedish Company)
 AG     Aktiengesellschaft (Austrian Corporation)
 LLC    Limited Liability Company
 LP     Limited Partnership
 M.T.N. Medium Term Note
 NR     Not rated by Moody's or Standard & Poor's
 NV     Naamloze Vennootschap (Dutch Company)
 PLC    Public Limited Company (British Limited Liability Company)
 SA     Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
        Corporation)

(a)Non-income producing security.
(b)Portion of securities on loan with an aggregate market value of $70,464,545; cash collateral $72,148,054 was received with which the portfolio purchased securities.
(c)Represents all or a portion of security purchased with cash collateral received for securities on loan.
(d)Security segregated as collateral for futures contracts.
(e)Standard & Poor's rating.
(f)Open futures contracts as of June 30, 2002 were as follows:

   Number of                               Expiration   Value at     Value at    Appreciation/
   Contracts               Type               Date     Trade Date  June 30, 2002 Depreciation
---------------- ------------------------- ---------- ------------ ------------- -------------
Long Positions:
       51        U.S. Treasury Bonds        Sept 02   $  5,151,429 $  5,241,844   $    90,415
      760        U.S. Treasury 5 Yr Notes   Sept 02     80,305,870   81,640,625     1,334,755
      465        U.S. Treasury 10 Yr Notes  Sept 02     49,004,471   49,863,984       859,513
                                                                                   -----------
                                                                                    2,284,683
Short Positions:
      605        U.S. Treasury 2 Yr Notes   Sept 02    125,894,789  127,021,640    (1,126,851)
                                                                                   -----------
                                                                                  $ 1,157,832
                                                                                   ===========

(g) Outstanding forward currency contracts as of June 30, 2002 were as follows:

                                         Value at       Current   Appreciation/
      Foreign Currency Contract       Settlement Date    Value    Depreciation
 -----------------------------------  --------------- ----------- -------------
 Purchased:
   Canadian Dollars expiring 7/10/02.   $   449,710   $   453,780  $     4,070
                                        -----------   -----------  -----------
 Sold:
   Canadian Dollars expiring 7/10/02.    15,685,696    15,827,661     (141,965)
   Euros expiring 7/24/02............    36,685,754    37,897,715   (1,211,961)
                                        -----------   -----------  -----------
                                         52,371,450    53,725,376   (1,353,926)
                                        -----------   -----------  -----------
                                                                   $(1,349,856)
                                                                   ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

                                -----------------
                                EQUITY PORTFOLIO
                                -----------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


         LONG-TERM INVESTMENTS -- 96.1%                     Value
                                               Shares      (Note 2)
         COMMON STOCKS -- 95.8%               --------- --------------
         Aerospace/Defense -- 3.3%
           Boeing Co.........................   193,532 $    8,708,940
           General Dynamics Corp.............    75,410      8,019,854
           Honeywell International, Inc......   255,323      8,995,029
           Lockheed Martin Corp..............    52,827      3,671,477
           Northrop Grumman Corp.............   355,063     44,382,875
           Raytheon Co.......................   762,900     31,088,175
           United Technologies Corp..........   377,767     25,650,379
                                                        --------------
                                                           130,516,729
                                                        --------------
         Air Freight & Couriers
           FedEx Corp........................    30,445      1,625,763
           United Parcel Service, Inc.
            (Class "B" Stock)................     1,349         83,301
                                                        --------------
                                                             1,709,064
                                                        --------------
         Airlines
           AMR Corp.(a)......................    22,816        384,678
           Delta Air Lines, Inc..............     7,208        144,160
           Southwest Airlines Co.............    81,851      1,322,712
                                                        --------------
                                                             1,851,550
                                                        --------------
         Auto Components -- 0.1%
           Delphi Automotive Systems Corp....   201,455      2,659,206
           Johnson Controls, Inc.............    10,498        856,742
           TRW, Inc..........................    24,706      1,407,748
                                                        --------------
                                                             4,923,696
                                                        --------------
         Automobiles -- 1.8%
           Bayerische Motoren Werke (BMW) AG
            (Germany)........................   640,900     26,021,352
           Ford Motor Co.....................   555,021      8,880,336
           General Motors Corp...............    64,249      3,434,109
           Harley-Davidson, Inc..............   607,846     31,164,264
                                                        --------------
                                                            69,500,061
                                                        --------------
         Banks -- 5.8%
           Bank of America Corp..............   446,695     31,429,460
           Bank One Corp..................... 1,472,273     56,653,065
           Charter One Financial, Inc........   336,600     11,572,308
           Comerica, Inc.....................    48,502      2,978,023
           Fifth Third Bancorp...............   166,682     11,109,355
           First Tennessee National Corp.....    12,948        495,908
           FleetBoston Financial Corp........   527,893     17,077,339
           Mellon Financial Corp.............    79,711      2,505,317
           National City Corp................    59,412      1,975,449
           PNC Financial Services Group......    49,898      2,608,668
           SouthTrust Corp...................    48,113      1,256,712
           SunTrust Banks, Inc...............    27,549      1,865,618
           The Bank of New York Co., Inc.....   929,049     31,355,404
           U.S. Bancorp......................   221,743      5,177,699
           Wachovia Corp.....................   294,522     11,244,850
           Washington Mutual, Inc............   161,658      5,999,128
           Wells Fargo & Co..................   708,118     35,448,387
                                                        --------------
                                                           230,752,690
                                                        --------------
         Beverages -- 2.6%
           Anheuser-Busch Cos., Inc..........   102,626      5,131,300
           Coca-Cola Co......................   313,532     17,557,792

                                                           Value
          COMMON STOCKS                       Shares      (Note 2)
          (Continued)                        --------- --------------
          Beverages (cont'd.)
            PepsiCo, Inc.................... 1,609,916 $   77,597,951
            The Pepsi Bottling Group, Inc...    41,993      1,293,385
                                                       --------------
                                                          101,580,428
                                                       --------------
          Biotechnology -- 1.0%
            Amgen, Inc.(a)..................   132,486      5,548,514
            Biogen, Inc.(a).................   125,248      5,189,025
            Cephalon, Inc.(a)...............   132,500      5,989,000
            Immunex Corp.(a)................   382,689      8,549,272
            Invitrogen Corp.(a).............    75,300      2,410,353
            MedImmune, Inc.(a)..............   390,420     10,307,088
                                                       --------------
                                                           37,993,252
                                                       --------------
          Building Products
            American Standard Cos., Inc.(a).     7,349        551,910
            Masco Corp......................    31,495        853,829
                                                       --------------
                                                            1,405,739
                                                       --------------
          Chemicals -- 0.8%
            Air Products & Chemicals, Inc...   198,796     10,033,234
            Dow Chemical Co.................    83,581      2,873,515
            E.I. du Pont de Nemours & Co....   122,480      5,438,112
            Ecolab, Inc.....................   161,600      7,470,768
            OM Group, Inc...................    40,800      2,529,600
            PPG Industries, Inc.............    11,198        693,156
            Praxair, Inc....................    19,006      1,082,772
            Rohm & Haas Co..................    41,993      1,700,296
                                                       --------------
                                                           31,821,453
                                                       --------------
          Commercial Services & Supplies -- 0.7%
            Apollo Group, Inc.
             (Class "A" Stock)(a)...........    17,637        695,251
            Automatic Data Processing, Inc..    64,040      2,788,942
            Avery Dennison Corp.............    17,217      1,080,367
            Cendant Corp.(a)................    80,696      1,281,452
            Cintas Corp.....................     2,189        108,202
            Concord EFS, Inc.(a)............    67,679      2,039,845
            Convergys Corp.(a)..............    47,340        922,183
            First Data Corp.................   191,028      7,106,242
            H&R Block, Inc..................    16,339        754,045
            Paychex, Inc....................   202,705      6,342,639
            Pitney Bowes, Inc...............    14,767        586,545
            Sabre Holdings Corp.(a).........    14,776        528,981
            Waste Management, Inc...........    64,460      1,679,183
                                                       --------------
                                                           25,913,877
                                                       --------------
          Communications Equipment -- 2.5%
            Brocade Communications Systems,
             Inc.(a)........................   258,000      4,509,840
            Cisco Systems, Inc.(a).......... 1,244,106     17,355,279
            Comverse Technology, Inc.(a)....   653,700      6,053,262
            Corning, Inc.(a)................    77,672        275,735
            JDS Uniphase Corp.(a)...........   129,988        347,068
            Lucent Technologies, Inc.(a)....   233,272        387,231
            Motorola, Inc................... 2,093,490     30,188,126
            Nokia Oyj, ADR (Finland)........ 2,590,700     37,513,336
            Nortel Networks Corp. (Canada)..   220,464        319,673
            QUALCOMM, Inc.(a)...............   115,761      3,182,270
                                                       --------------
                                                          100,131,820
                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Computers & Peripherals -- 2.5%
         Dell Computer Corp.(a)................   860,930 $   22,504,710
         EMC Corp.(a).......................... 1,975,957     14,918,475
         Hewlett-Packard Co.................... 2,549,642     38,958,530
         International Business Machines Corp..   169,844     12,228,768
         Lexmark International, Inc.(a)........    12,598        685,331
         Sun Microsystems, Inc.(a)............. 1,942,965      9,734,255
                                                          --------------
                                                              99,030,069
                                                          --------------
       Containers & Packaging -- 0.9%
         Pactiv Corp...........................    35,135        836,213
         Sealed Air Corp.(a)...................    20,997        845,549
         Smurfit-Stone Container Corp..........    95,732      1,476,188
         Temple-Inland, Inc....................   551,800     31,927,148
                                                          --------------
                                                              35,085,098
                                                          --------------
       Diversified Financials -- 4.2%
         American Express Co...................   367,456     13,346,002
         Capital One Financial Corp............   174,894     10,677,279
         Citigroup, Inc........................   793,500     30,748,125
         Fannie Mae............................   170,006     12,537,942
         Freddie Mac...........................   291,406     17,834,047
         Goldman Sachs Group, Inc..............   348,200     25,540,470
         Household International, Inc..........    33,574      1,668,628
         J.P. Morgan Chase & Co................   220,316      7,473,119
         Lehman Brothers Holdings, Inc.........    24,872      1,554,997
         MBNA Corp.............................   598,292     19,785,516
         Merrill Lynch & Co., Inc..............   301,165     12,197,183
         Moody's Corp..........................    17,497        870,476
         Morgan Stanley........................   267,045     11,504,299
                                                          --------------
                                                             165,738,083
                                                          --------------
       Diversified Telecommunication Services -- 3.0%
         ALLTEL Corp...........................    16,097        756,559
         AT&T Corp............................. 2,864,917     30,654,612
         BellSouth Corp........................ 1,164,606     36,685,089
         Qwest Communications International,
          Inc..................................   107,907        302,140
         SBC Communications, Inc...............   324,047      9,883,433
         Sprint Corp. (FON Group)..............    61,590        653,470
         Verizon Communications, Inc...........   975,723     39,175,278
                                                          --------------
                                                             118,110,581
                                                          --------------
       Electric Utilities -- 1.9%
         American Electric Power Co., Inc......   316,390     12,661,928
         Dominion Resources, Inc...............    52,491      3,474,904
         Entergy Corp..........................    55,991      2,376,258
         Exelon Corp...........................   169,087      8,843,250
         FirstEnergy Corp......................   722,500     24,117,050
         Progress Energy, Inc..................    34,994      1,820,038
         Southern Co...........................   659,281     18,064,299
         TXU Corp..............................    58,090      2,994,540
         Xcel Energy, Inc......................    59,910      1,004,691
                                                          --------------
                                                              75,356,958
                                                          --------------
       Electrical Equipment -- 0.2%
         Emerson Electric Co...................   144,000      7,705,440
         Molex, Inc. (Class "A" Stock).........    38,494      1,055,890
                                                          --------------
                                                               8,761,330
                                                          --------------

                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Electronic Equipment & Instruments -- 0.2%
          Agilent Technologies, Inc.(a).......   149,972 $    3,546,838
          Celestica, Inc. (Canada)............    87,900      1,996,209
          Flextronics International, Ltd.
           (Singapore)(a).....................   142,490      1,015,954
          Sanmina Corp.(a)....................    86,576        546,294
                                                         --------------
                                                              7,105,295
                                                         --------------
        Energy Equipment & Services -- 1.9%
          BJ Services Co......................   694,358     23,524,849
          Nabors Industries, Ltd. (Barbados)..    55,991      1,976,482
          Noble Corp..........................    41,993      1,620,930
          Schlumberger, Ltd...................    76,987      3,579,895
          Transocean Sedco Forex, Inc......... 1,320,200     41,124,230
          Weatherford International, Ltd......    34,994      1,511,741
                                                         --------------
                                                             73,338,127
                                                         --------------
        Food & Drug Retailing -- 0.9%
          CVS Corp............................    32,965      1,008,729
          Kroger Co.(a).......................   248,027      4,935,737
          Safeway, Inc.(a)....................   815,084     23,792,302
          SYSCO Corp..........................   128,149      3,488,216
          Walgreen Co.........................    68,519      2,646,889
                                                         --------------
                                                             35,871,873
                                                         --------------
        Food Products -- 0.7%
          ConAgra Foods, Inc..................    99,734      2,757,645
          General Mills, Inc..................    88,175      3,886,754
          Hershey Foods Corp..................    26,386      1,649,125
          Kellogg Co..........................    42,273      1,515,910
          Kraft Foods, Inc. (Class "A" Stock).    97,644      3,998,522
          Sara Lee Corp.......................   135,008      2,786,565
          Unilever NV, ADR (Netherlands)......   158,403     10,264,514
                                                         --------------
                                                             26,859,035
                                                         --------------
        Gas Utilities -- 0.1%
          El Paso Corp........................   123,299      2,541,192
          Kinder Morgan, Inc..................    20,926        795,607
          NiSource, Inc.......................    27,995        611,131
                                                         --------------
                                                              3,947,930
                                                         --------------
        Health Care Equipment & Supplies -- 0.7%
          Alcon, Inc. (Switzerland)...........    33,100      1,133,675
          Amersham PLC (United Kingdom).......   146,500      1,295,197
          Amersham PLC, ADR
           (United Kingdom)(a)................    27,400      1,215,464
          Applera Corp. -- Applied Biosystems
           Group..............................   254,500      4,960,205
          Baxter International, Inc...........    80,487      3,577,647
          Becton Dickinson & Co...............    23,040        793,728
          Guidant Corp.(a)....................   119,693      3,618,320
          Medtronic, Inc......................   165,016      7,070,936
          St. Jude Medical, Inc.(a)...........    52,100      3,847,585
                                                         --------------
                                                             27,512,757
                                                         --------------
        Health Care Providers & Services -- 3.2%
          Cardinal Health, Inc................   101,483      6,232,071
          CIGNA Corp..........................   473,800     46,157,596
          HCA-The Healthcare Co...............   538,991     25,602,073
          IMS Health, Inc.....................    41,993        753,774
          Quest Diagnostics, Inc..............    13,998      1,204,528

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Health Care Providers & Services (cont'd.)
          Tenet Healthcare Corp.(a)............    48,992 $    3,505,378
          UnitedHealth Group, Inc..............    45,493      4,164,884
          Wellpoint Health Networks, Inc.(a)...   507,900     39,519,699
                                                          --------------
                                                             127,140,003
                                                          --------------
        Hotels, Restaurants & Leisure -- 2.1%
          Carnival Corp........................    54,241      1,501,933
          Darden Restaurants, Inc.............. 1,609,500     39,754,650
          Harrah's Entertainment, Inc.(a)......    18,197        807,037
          International Game Technology(a).....     4,199        238,083
          Marriott International, Inc.
           (Class "A" Stock)...................   420,176     15,987,697
          McDonald's Corp......................   487,485     13,868,948
          MGM Mirage, Inc.(a)..................   288,306      9,730,328
          Starbucks Corp.(a)...................    32,194        800,021
          Starwood Hotels & Resorts Worldwide,
           Inc.................................    15,328        504,138
                                                          --------------
                                                              83,192,835
                                                          --------------
        Household Durables
          Whirlpool Corp.......................    10,709        699,940
                                                          --------------
        Household Products -- 0.8%
          Colgate-Palmolive Co.................    59,700      2,987,985
          Kimberly-Clark Corp..................   298,209     18,488,958
          Procter & Gamble Co..................   132,138     11,799,923
                                                          --------------
                                                              33,276,866
                                                          --------------
        Industrial Conglomerates -- 1.3%
          3M Co................................   391,522     48,157,206
          Tyco International, Ltd..............   182,775      2,469,290
                                                          --------------
                                                              50,626,496
                                                          --------------
        Insurance -- 7.4%
          ACE, Ltd.............................    67,049      2,118,749
          Allstate Corp........................    88,536      3,274,061
          American International Group, Inc.... 1,803,251    123,035,816
          Berkshire Hathaway, Inc.
           (Class "A" Stock)(a)................        75      5,010,000
          Chubb Corp...........................    23,026      1,630,241
          Hartford Financial Services Group,
           Inc.................................   861,641     51,241,790
          John Hancock Financial Services,
           Inc.................................    51,722      1,820,614
          Lincoln National Corp................   369,674     15,526,308
          Loews Corp...........................   820,377     43,471,777
          Marsh & McLennan Cos., Inc...........    91,525      8,841,315
          MetLife, Inc.........................   100,805      2,903,184
          MGIC Investment Corp.................    29,535      2,002,473
          St. Paul Cos., Inc...................    39,467      1,536,056
          XL Capital, Ltd. (Class "A" Stock)
           (Bermuda)...........................   362,900     30,737,630
                                                          --------------
                                                             293,150,014
                                                          --------------
        Internet & Catalog Retail -- 0.2%
          USA Interactive......................   417,300      9,785,685
                                                          --------------
        IT Consulting & Services -- 0.1%
          Electronic Data Systems Corp.........    69,324      2,575,387
          Unisys Corp.(a)......................   211,999      1,907,991
                                                          --------------
                                                               4,483,378
                                                          --------------

                                                              Value
                                                 Shares      (Note 2)
       COMMON STOCKS (Continued)                --------- --------------
       Machinery -- 1.4%
        Caterpillar, Inc.......................    24,426 $    1,195,653
        Cummins, Inc...........................    90,100      2,982,310
        Danaher Corp...........................   230,139     15,269,722
        Deere & Co.............................    25,546      1,223,653
        Dover Corp.............................    39,159      1,370,565
        Eaton Corp.............................     7,769        565,195
        Illinois Tool Works, Inc...............     9,239        631,024
        Navistar International Corp.(a)........    79,900      2,556,800
        PACCAR, Inc.(a)........................   184,000      8,167,760
        Parker-Hannifin Corp...................    33,281      1,590,499
        SPX Corp.(a)...........................   178,000     20,915,000
                                                          --------------
                                                              56,468,181
                                                          --------------
       Media -- 5.1%
        AOL Time Warner, Inc.(a)............... 1,938,761     28,519,174
        Charter Communications, Inc. (Class
          "A" Stock)(a)........................    62,905        256,652
        Clear Channel Communications, Inc.(a)..    66,629      2,133,461
        Comcast Corp. (Class "A" Stock)(a).....   306,632      7,310,107
        Gannett Co., Inc.......................    24,685      1,873,592
        Interpublic Group of Cos., Inc.........    29,955        741,686
        Knight-Ridder, Inc.....................   153,200      9,643,940
        Liberty Media Corp. (Class "A"
          Stock)(a)............................ 3,571,318     35,713,180
        McGraw Hill, Inc.......................    19,946      1,190,776
        New York Times Co. (Class "A" Stock)...   640,483     32,984,874
        News Corp., Ltd., ADR (Australia)...... 1,009,600     19,939,600
        Omnicom  Group, Inc....................    38,914      1,782,261
        TMP Worldwide, Inc.(a).................    11,289        242,714
        Tribune Co.............................    36,558      1,590,273
        Univision Communications, Inc. (Class
          "A" Stock)(a)........................    20,577        646,118
        Viacom, Inc. (Class "B" Stock)(a)...... 1,169,526     51,891,869
        Walt Disney Co.........................   203,667      3,849,306
                                                          --------------
                                                             200,309,583
                                                          --------------
       Metals & Mining -- 4.8%
        Alcan, Inc. (Canada)...................   189,394      7,106,063
        Alcoa, Inc............................. 1,839,730     60,987,050
        Barrick Gold Corp. (Canada)............   192,989      3,664,861
        Companhia Vale do Rio Doce, ADR
          (Brazil)(a).......................... 1,089,800     30,154,766
        Freeport-McMoRan Copper & Gold, Inc.
          (Class "B" Stock).................... 2,957,300     52,787,805
        Newmont Mining Corp.................... 1,397,137     36,786,617
        Placer Dome, Inc. (Canada).............    51,792        580,588
                                                          --------------
                                                             192,067,750
                                                          --------------
       Multiline Retail -- 3.9%
        Costco Wholesale Corp.(a).............. 1,370,169     52,915,927
        Family Dollar Stores, Inc..............    17,847        629,107
        Federated Department Stores, Inc.(a)...   597,972     23,739,488
        Kohl's Corp.(a)........................    16,377      1,147,700
        May Department Stores Co...............    13,578        447,123
        Sears, Roebuck & Co....................    41,013      2,239,675

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- ---------------
       Multiline Retail (cont'd.)
         Target Corp...........................   187,009 $     7,125,043
         Wal-Mart Stores, Inc.................. 1,235,702      67,975,967
                                                          ---------------
                                                              156,220,030
                                                          ---------------
       Multi-Utilities -- 0.1%
         Duke Energy Corp......................   104,983       3,264,971
         Dynegy, Inc. (Class "A" Stock)........    41,843         301,270
         Mirant Corp.(a).......................    63,137         460,900
         The Williams Cos., Inc................    73,488         440,193
                                                          ---------------
                                                                4,467,334
                                                          ---------------
       Oil & Gas -- 6.4%
         Amerada Hess Corp.....................   389,600      32,142,000
         Anadarko Petroleum Corp...............   500,100      24,654,930
         BP PLC, ADR (United Kingdom)..........    25,412       1,283,052
         Burlington Resources, Inc.............    59,910       2,276,580
         ChevronTexaco Corp....................   130,634      11,561,109
         Conoco, Inc........................... 1,565,483      43,520,427
         Devon Energy Corp.....................    30,900       1,522,752
         Encana Corp. (Canada).................    39,451       1,207,200
         ExxonMobil Corp....................... 1,456,254      59,589,914
         Kerr-McGee Corp.......................   459,400      24,600,870
         Phillips Petroleum Co.................   297,494      17,516,447
         Royal Dutch Petroleum Co., ADR
          (Netherlands)........................   239,470      13,235,507
         TotalFinaElf SA, ADR (France).........   265,600      21,487,040
                                                          ---------------
                                                              254,597,828
                                                          ---------------
       Paper & Forest Products  -- 1.5%
         Bowater, Inc..........................    16,980         923,202
         International Paper Co................   707,593      30,836,903
         MeadWestvaco Corp.....................    12,203         409,533
         UPM-Kymmene Oyj, ADR (Finland)........   155,300       6,123,479
         Weyerhaeuser Co.......................   361,553      23,085,159
                                                          ---------------
                                                               61,378,276
                                                          ---------------
       Personal Products -- 0.3%
         Avon Products, Inc....................    54,906       2,868,289
         Estee Lauder Cos., Inc.
          (Class "A" Stock)....................   153,700       5,410,240
         Gillette Co...........................    60,015       2,032,708
                                                          ---------------
                                                               10,311,237
                                                          ---------------
       Pharmaceuticals -- 9.3%
         Abbott Laboratories................... 1,139,718      42,910,383
         Allergan, Inc.........................    13,998         934,366
         Bristol-Myers Squibb Co...............   186,169       4,784,543
         Eli Lilly & Co........................   437,084      24,651,538
         Johnson & Johnson.....................   807,743      42,212,649
         King Pharmaceuticals, Inc.(a).........    10,650         236,962
         Merck & Co., Inc......................   212,204      10,746,011
         Novartis AG, ADR (Switzerland)........   422,300      18,509,409
         Pfizer, Inc........................... 2,188,781      76,607,335
         Pharmacia Corp........................ 1,228,739      46,016,276
         Schering-Plough Corp..................   197,700       4,863,420
         Sepracor, Inc.(a).....................   972,000       9,282,600
         Teva Pharmaceutical Industries, Ltd.,
          ADR (Israel).........................   333,900      22,297,842

                                                            Value
        COMMON STOCKS                          Shares      (Note 2)
        (Continued)                           --------- ---------------
        Pharmaceuticals (cont'd.)
          Wyeth.............................. 1,225,274 $    62,734,029
                                                        ---------------
                                                            366,787,363
                                                        ---------------
        Real Estate Investment Trust -- 0.2%
          CarrAmerica Realty Corp............   185,200       5,713,420
          Equity Office Properties Trust.....    27,015         813,151
          Plum Creek Timber Co., Inc.........    38,494       1,181,766
          Simon Property Group, Inc..........    17,987         662,127
                                                        ---------------
                                                              8,370,464
                                                        ---------------
        Road & Rail -- 0.4%
          Burlington Northern Santa Fe Corp..    59,631       1,788,930
          Canadian National Railway Co.
           (Canada)..........................   195,100      10,106,180
          CSX Corp...........................    11,198         392,490
          Norfolk Southern Corp..............    23,096         539,984
          Union Pacific Corp.................    29,046       1,838,031
                                                        ---------------
                                                             14,665,615
                                                        ---------------
        Semiconductor Equipment & Products -- 3.2%
          Agere Systems, Inc.
           (Class "A" Stock).................     2,550           3,570
          Agere Systems, Inc.
           (Class "B" Stock).................    62,605          93,908
          Analog Devices, Inc.(a)............    71,455       2,122,214
          Applied Materials, Inc.(a).........   949,920      18,067,478
          Axcelis Technologies, Inc..........    11,251         127,136
          Broadcom Corp.(a)..................    18,967         332,681
          Intel Corp......................... 1,405,009      25,669,514
          KLA-Tencor Corp.(a)................   191,096       8,406,313
          Linear Technology Corp.............    52,740       1,657,618
          Maxim Integrated Products, Inc.(a).    24,496         938,932
          Micron Technology, Inc.(a).........   737,090      14,903,960
          National Semiconductor Corp.(a)....    90,800       2,648,636
          Novellus Systems, Inc..............   318,100      10,815,400
          NVIDIA Corp.(a)....................    14,488         248,904
          STMicroelectronics NV ADR
           (Switzerland).....................   107,900       2,625,207
          Texas Instruments, Inc............. 1,610,913      38,178,638
          Xilinx, Inc.(a)....................    34,014         762,934
                                                        ---------------
                                                            127,603,043
                                                        ---------------
        Software -- 4.2%
          Adobe Systems, Inc.................   189,510       5,401,035
          BEA Systems, Inc.(a)...............   418,200       3,977,082
          BMC Software, Inc.(a)..............   804,568      13,355,829
          Intuit, Inc.(a)....................    87,664       4,358,654
          Microsoft Corp.(a)................. 2,312,997     126,520,936
          Oracle Corp.(a)....................   993,982       9,413,009
          PeopleSoft, Inc.(a)................    13,374         199,005
          Siebel Systems, Inc.(a)............    39,839         566,511
          VERITAS Software Corp.(a)..........   101,665       2,011,950
                                                        ---------------
                                                            165,804,011
                                                        ---------------
        Specialty Retail -- 1.9%
          Bed, Bath & Beyond, Inc.(a)........    14,277         538,814
          Best Buy Co., Inc.(a)..............    63,094       2,290,312

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Specialty Retail (cont'd.)
          Circuit City Stores -- Circuit City
           Group, Inc......................... 1,139,995 $   21,374,906
          Home Depot, Inc..................... 1,181,339     43,390,582
          Lowe's Cos., Inc....................   107,573      4,883,814
          Staples, Inc.(a)....................   144,700      2,850,590
          The Gap, Inc........................   114,431      1,624,920
                                                         --------------
                                                             76,953,938
                                                         --------------
        Textiles & Apparel -- 0.1%
          Jones Apparel Group, Inc.(a)........    12,318        461,925
          NIKE, Inc. (Class "B" Stock)........    31,277      1,678,011
                                                         --------------
                                                              2,139,936
                                                         --------------
        Tobacco -- 1.6%
          Philip Morris Cos., Inc............. 1,419,663     62,010,880
                                                         --------------
        Wireless Telecommunication Services -- 0.5%
          AT&T Wireless Services, Inc.(a)..... 3,384,047     19,796,675
          Sprint Corp. (PCS Group)(a).........    98,264        439,240
          Vodafone Group PLC, ADR
           (United Kingdom)...................    69,989        955,350
                                                         --------------
                                                             21,191,265
                                                         --------------
        TOTAL COMMON STOCKS
          (cost $4,240,904,717).......................    3,798,519,446
                                                         --------------
        PREFERRED STOCKS -- 0.1%
        Convertible Preferred
          Ford Motor Co. Capital Trust II.....    37,000      2,081,250
          General Motors Corp. (Series B).....    57,000      1,497,390
                                                         --------------
                                                              3,578,640
                                                         --------------
        TOTAL PREFERRED STOCKS
          (cost $3,275,000)...........................        3,578,640
                                                         --------------

                                            Principal
                                             Amount       Value
            CONVERTIBLE                       (000)      (Note 2)
            BONDS -- 0.2%                   --------- --------------
            Teradyne, Inc., 3.75%, 10/15/06
              (cost $5,154,351)............  $4,575   $    5,371,755
                                                      --------------
            TOTAL LONG-TERM INVESTMENTS
              (cost $4,249,334,068)................    3,807,469,841
                                                      --------------

        SHORT-TERM                            Shares
        INVESTMENTS -- 3.8%                 ------------
        Mutual Fund -- 2.9%
          Prudential Core Investment
           Fund -- Taxable Money Market
           Series (Note 4).................  116,863,378    116,863,378
                                                         --------------

                                             Principal
                                              Amount
                                               (000)
                                            ------------
        Repurchase Agreement -- 0.9%
        Joint Repurchase Agreement Account,
          1.95%, 07/01/02 (Note 5)......... $     35,416     35,416,000
                                                         --------------
        TOTAL SHORT-TERM
         INVESTMENTS
          (cost $152,279,378).........................      152,279,378
                                                         --------------
        TOTAL INVESTMENTS -- 99.9%
          (cost $4,401,613,446; Note 7)...............    3,959,749,219
        VARIATION MARGIN ON OPEN FUTURES
         CONTRACTS(c)...................................        (33,278)
        ASSETS IN EXCESS OF OTHER
         LIABILITIES -- 0.1%............................      4,023,496
                                                         --------------
        NET ASSETS -- 100.0%............................ $3,963,739,437
                                                         ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Corporation)
NV  Naamioze Vennootschap (Dutch Company)
Oyi Julkinen Osakeyhtio (Finnish Company)
PLC Public Limited Company (British Limited Liability Company)
SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Security segregated as collateral for futures contracts.

(c)Open futures contracts as of June 30, 2002 are as follows:

Number of                     Expiration  Value at     Value at
 Contracts          Type         Date    Trade Date  June 30, 2002 Depreciation
 --------       ------------- ---------- ----------- ------------- ------------
Long Positions:
      78        S&P 500 Index  Sept 02   $19,932,895  $19,306,950   $(625,945)
                                                                    =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

                                -----------------
                                GLOBAL PORTFOLIO
                                -----------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


   LONG-TERM INVESTMENTS -- 94.4%                                   Value
                                                        Shares     (Note 2)
   COMMON STOCKS -- 92.6%                             ---------- ------------
   Australia -- 1.8%
    BHP Billiton, Ltd................................  1,913,567 $ 11,064,546
                                                                 ------------
   Barbados -- 0.7%
    Everest Re Group, Ltd............................     78,700    4,403,265
                                                                 ------------
   Canada -- 0.9%
    Alcan, Inc.......................................    148,200    5,560,464
                                                                 ------------
   Finland -- 1.4%
    Nokia Oyj........................................    582,300    8,522,894
                                                                 ------------
   France -- 6.0%
    Air France.......................................    383,875    6,426,161
    Credit Agricole SA...............................    338,070    7,512,444
    Thomson Multimedia(a)............................    323,300    7,647,215
    TotalFinaElf SA..................................     99,405   16,139,949
                                                                 ------------
                                                                   37,725,769
                                                                 ------------
   Republic of Germany -- 3.1%
    Deutsche Boerse AG...............................    288,370   12,274,942
    Muenchener Rueckversicherungs-- Gesellschaft
      AG(b)..........................................     31,500    7,466,445
                                                                 ------------
                                                                   19,741,387
                                                                 ------------
   Hong Kong -- 2.2%
    China Merchants Holdings International Co., Ltd.. 13,103,600   10,080,066
    Li & Fung, Ltd...................................  2,776,000    3,772,652
                                                                 ------------
                                                                   13,852,718
                                                                 ------------
   Italy -- 5.4%
    Banca Monte dei Paschi di Siena SpA(b)...........  1,244,100    4,042,437
    Bulgari SpA(b)...................................    977,700    6,170,190
    Riunione Adriatica di Sicurta SpA(b).............    739,386    9,923,909
    Telecom Italia SpA(b)............................  1,127,400    8,829,647
    Tod's SpA(b).....................................    116,662    5,069,606
                                                                 ------------
                                                                   34,035,789
                                                                 ------------
   Japan -- 9.6%
    Mitsubishi Corp.(b)..............................  1,474,000   10,662,439
    Nintendo Co., Ltd................................    100,600   14,814,352
    Nippon Television Network Corp...................     19,190    4,281,307
    Nissan Motor Co., Ltd............................  1,627,000   11,266,931
    ORIX Corp........................................    100,400    8,100,283
    Sega Enterprises, Ltd.(a)(b).....................    450,100   10,815,373
                                                                 ------------
                                                                   59,940,685
                                                                 ------------
   Mexico -- 3.0%
    Grupo Financiero BBVA Bancomer, S.A. de C.V.(a).. 10,921,700    8,928,722
    Telefonos de Mexico SA de CV (Class "L" Shares)
      (ADR)..........................................    300,100    9,627,208
                                                                 ------------
                                                                   18,555,930
                                                                 ------------
   Netherlands -- 2.8%
    Heineken NV......................................     65,900    2,892,355
    ING Groep NV.....................................    582,400   14,955,014
                                                                 ------------
                                                                   17,847,369
                                                                 ------------
   Spain -- 2.4%
    Banco Popular Espanol SA.........................    231,449   10,233,743
    Telefonica SA(a).................................    606,048    5,087,660
                                                                 ------------
                                                                   15,321,403
                                                                 ------------
   Switzerland -- 1.0%
    Serono SA (Class "B" Shares).....................      9,434    6,218,932
                                                                 ------------

   COMMON STOCKS                                                   Value
                                                       Shares     (Note 2)
   (Continued)                                        --------- ------------
   United Kingdom -- 11.0%
    Brambles Industries PLC(a)....................... 1,182,760 $  5,917,956
    Bunzl PLC........................................   731,900    5,790,145
    Exel PLC......................................... 1,102,302   14,038,393
    GKN PLC.......................................... 1,182,760    5,548,365
    Royal Bank of Scotland Group PLC.................   458,505   12,999,521
    Signet Group PLC................................. 3,228,900    4,663,416
    Tesco PLC........................................ 2,002,600    7,280,361
    Vodafone Group PLC............................... 7,837,254   10,751,691
    William Hill PLC(a)..............................   553,200    2,234,593
                                                                ------------
                                                                  69,224,441
                                                                ------------
   United States -- 41.3%
    Alcoa, Inc.......................................   126,700    4,200,105
    American International Group, Inc.(b)............    54,700    3,732,181
    Amgen, Inc.(a)...................................   185,400    7,764,552
    AOL Time Warner, Inc.(a)(b)......................   461,850    6,793,814
    Applied Materials, Inc.(a).......................   264,700    5,034,594
    Bed Bath & Beyond, Inc.(a).......................   144,700    5,460,978
    BJ Services Co.(a)...............................   186,300    6,311,844
    BJ's Wholesale Club, Inc.(a)(b)..................   106,000    4,081,000
    Boise Cascade Corp...............................   166,500    5,749,245
    Charter One Financial, Inc.......................   226,300    7,780,194
    Cisco Systems, Inc. (a)(b).......................   403,300    5,626,035
    Citigroup, Inc...................................   476,300   18,456,625
    Coach, Inc.(a)...................................   136,400    7,488,360
    Comcast Corp. (Class "A" Shares)(a)..............   362,300    8,637,232
    General Electric Co.(b)..........................   205,100    5,958,155
    Goldman Sachs Group, Inc(b)......................   116,000    8,508,600
    Home Depot, Inc..................................   187,700    6,894,221
    International Paper Co...........................   196,600    8,567,828
    Intersil Corp. (Class "A" Shares)(a).............   113,900    2,435,182
    Maxim Integrated Products, Inc.(a)(b)............   138,900    5,324,037
    MedImmune, Inc.(a)...............................   177,900    4,696,560
    Microsoft Corp.(a)...............................   110,900    6,066,230
    PepsiCo, Inc.....................................   174,300    8,401,260
    Pfizer, Inc......................................   260,000    9,100,000
    Pharmacia Corp...................................   254,900    9,546,005
    QUALCOMM, Inc.(a)................................    43,800    1,204,062
    Schlumberger, Ltd................................   132,600    6,165,900
    Silicon Laboratories, Inc.(a)(b).................    88,400    2,474,316
    Smith International, Inc.(a)(b)..................   191,800   13,078,842
    Target Corp......................................   327,600   12,481,560
    Texas Instruments, Inc.(b).......................   260,100    6,164,370
    USA Interactive(a)(b)............................   841,300   19,728,485
    Viacom, Inc. (Class "B" Shares)(a)...............    57,000    2,529,090
    Wal-Mart Stores, Inc.............................   142,200    7,822,422
    Wyeth............................................   288,100   14,750,720
                                                                ------------
                                                                 259,014,604
                                                                ------------
   TOTAL COMMON STOCKS (cost $643,792,592).....................  581,030,196
                                                                ------------
   PREFERRED STOCKS -- 1.8%
   Germany -- 1.8%
    Porsche AG.......................................    24,383   11,619,209
                                                                ------------
   TOTAL LONG-TERM INVESTMENTS
    (cost $654,283,708).......................................   592,649,405
                                                                ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

                          -----------------------------
                          GLOBAL PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



                                                         Principal
                                                          Amount       Value
                                                           (000)      (Note 2)
SHORT-TERM INVESTMENTS -- 15.0%                          ---------- ------------
U.S. Government Obligations -- 2.0%
U.S. Treasury Bills(d),
 1.78%, 07/05/02........................................     $5,600 $  5,598,895
 1.72%, 09/05/02........................................      7,303    7,280,239
                                                                    ------------
                                                                      12,879,134
                                                                    ------------
                                                          Shares
                                                         ----------
Mutual Fund -- 13.0%
Prudential Core Investment -- Taxable Money Market
 Series(c) (Note 4)..................................... 81,348,093   81,348,093
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (cost $94,227,227)....................   94,227,227
                                                                    ------------
TOTAL INVESTMENTS -- 109.4% (cost $748,510,935; Note 7)............  686,876,632
                                                                    ------------
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(e)...       (4,858)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS -- (9.4)%..............  (59,198,886)
                                                                    ------------
TOTAL NET ASSETS -- 100.0%......................................... $627,672,888
                                                                    ============

The industry classification of portfolio of holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2002 were as follows:

Mutual Funds..........................................................  13.0%
Diversified Financials................................................   9.9%
Banks.................................................................   8.2%
Pharmaceuticals.......................................................   5.3%
Household Durables....................................................   5.3%
Insurance.............................................................   4.1%
Energy Equipment & Services...........................................   4.1%
Multiline Retail......................................................   3.9%
Diversified Telecommunication Services................................   3.7%
Automobiles...........................................................   3.6%
Media.................................................................   3.5%
Semiconductor Equipment & Products....................................   3.4%
Metals & Mining.......................................................   3.3%
Internet & Catalog Retail.............................................   3.1%
Textiles & Apparel....................................................   3.0%
Biotechnology.........................................................   3.0%
Industrial Conglomerates..............................................   2.9%
Specialty Retail......................................................   2.7%
Oil & Gas.............................................................   2.6%
Communications Equipment..............................................   2.4%
Paper & Forest Products...............................................   2.3%
Air Freight & Couriers................................................   2.2%
Commercial Services & Supplies........................................   2.0%
U.S. Government Obligations...........................................   2.0%
Beverages.............................................................   1.8%
Wireless Telecommunication Services...................................   1.7%
Trading Companies & Distributors......................................   1.7%
Food & Drug Retailing.................................................   1.2%
Software..............................................................   1.0%
Airlines..............................................................   1.0%
Auto Components.......................................................   0.9%
Distribution/Wholesalers..............................................   0.6%
                                                                       -----
                                                                       109.4%
Forward currency contracts............................................    --
Other liabilities in excess of other assets...........................  (9.4)%
                                                                       -----
                                                                       100.0%
                                                                       =====

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   AG  Aktiengesellschaft (German Company)
   NV  Naamloze Vennootschap (Dutch Corporation)
   Oyj Julkinen Osakeyhtio (Finnish Corporation)
   PLC Public Limited Company (British Corporation)
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
   SpA Societa per Azioni (Italian Corporation)
(a) Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $69,357,510; cash collateral of $71,951,333 was received with which the portfolio purchased securities.
(c) Represents security or a portion thereof, purchased with cash collateral received for securities of loan.
(d) Rate quoted represents yield-to-maturity as of purchase date.
(e) Outstanding forward foreign currency contracts as of June 30, 2002 were as follows:

Foreign Currency                   Value at      Current   Appreciation/
Contract                        Settlement Date   Value    Depreciation
------------------------------  --------------- ---------- -------------
Purchased:
  Euro
   expiring 7/1/02                $  450,147    $  448,926    $(1,221)
   expiring 7/2/02                   487,637       489,498      1,861
  Japanese Yen expiring 7/1/02       212,113       211,175       (938)
                                  ----------    ----------    -------
                                   1,149,897     1,149,599       (298)
                                  ----------    ----------    -------
Sold:
  Pound Sterling
   expiring 7/1/02                   450,147       449,043      1,104
   expiring 7/2/02                   487,637       493,301     (5,664)
                                  ----------    ----------    -------
                                     937,784       942,344     (4,560)
                                  ----------    ----------    -------
                                                              $(4,858)
                                                              =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

                           --------------------------
                           HIGH YIELD BOND PORTFOLIO
                           --------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                             Principal
                                                                                   Moody's Interest Maturity  Amount
LONG-TERM INVESTMENTS -- 93.3%                                                     Rating    Rate     Date     (000)
CONVERTIBLE BONDS -- 0.6%                                                          ------- -------- -------- ---------
Technology
  Solectron Corp., (cost $5,193,403)..............................................  Ba3      0.000% 05/08/20  $ 9,150

CORPORATE BONDS -- 88.5%
Aerospace/Defense -- 0.5%
  L-3 Communications Corp., Sr. Sub. Notes........................................  Ba3      7.625% 06/15/12    4,750

Asset Backed Security -- 0.2%
  Inner Harbor CBO, Sub. Bond, Ser. 2001-1A.......................................  Ba2      11.19% 06/15/13    2,000

Banks & Financial Services -- 1.0%
  CB Richard Ellis Services, Inc., Gtd. Notes.....................................   B3      11.25% 06/15/11    1,060
  Hanvit Bank, Sr. Sub. Notes.....................................................  Baa3     12.75% 03/01/10    1,200
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes.........................   NR       9.75% 04/01/08    1,750
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 06/15/05)(c)......................   NR      11.00% 12/15/09      465
  Sovereign Bancorp, Sr. Notes....................................................  Ba2      10.25% 05/15/04    1,235
  UCAR Finance, Inc., Gtd. Notes..................................................   B2      10.25% 02/15/12    3,150
  Willis Corroon Corp., Gtd. Notes................................................  Ba3       9.00% 02/01/09      500



Building & Construction -- 1.8%
  Beazer Homes USA, Inc., Sr. Notes...............................................  Ba2      8.375% 04/15/12    2,850
  D.R. Horton, Inc., Gtd. Notes...................................................  Ba1       8.00% 02/01/09    3,000
  D.R. Horton, Inc., Sr. Notes....................................................  Ba1       8.50% 04/15/12    3,250
  KB Home, Sr. Sub. Notes.........................................................  Ba3      8.625% 12/15/08    2,800
  New Millenium Homes LLC, Sr. Notes(e)...........................................   NR       0.00% 12/31/04    2,781
  Nortek, Inc., Sr. Sub. Notes, Ser. B............................................   B3      9.875% 06/15/11    3,500



Cable -- 4.3%
  Adelphia Communications Corp., Sr. Notes, Cl. A(c)..............................  Caa2     9.375% 11/15/09    5,400
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03)............   B2     11.875% 12/01/08    6,000
  Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero Coupon (until 07/15/05).....   Ca      16.00% 07/15/10    7,000
  Charter Communications Holdings, Sr. Notes......................................   B2      9.625% 11/15/09    4,000
  Charter Communications Holdings, Sr. Notes......................................   B2      10.00% 05/15/11    8,765
  Charter Communications Holdings, Sr. Notes......................................   B2      10.75% 10/01/09    2,000
  Charter Communications Holdings, Sr. Notes......................................   B2     11.125% 01/15/11    1,315
  Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 05/15/06)..   B2      11.75% 05/15/11    3,150
  Charter Communications Int'l., Sr. Notes........................................   B2      10.00% 04/01/09    1,000
  Charter Communications Int'l., Sr. Notes........................................   B2      10.25% 01/15/10    2,235
  Coaxial Communications, Inc., Sr. Notes(b)......................................   B3      10.00% 08/15/06    1,250
  CSC Holdings, Inc, Sr. Notes, Ser. B(b).........................................  Ba2      7.625% 04/01/11      750
  CSC Holdings, Inc., Sr. Sub. Debs...............................................  Ba3      10.50% 05/15/16    5,275
  Diamond Cable Communications, Sr. Disc. Notes, (United Kingdom)(c)..............   Ca      10.75% 02/15/07    4,000
  Insight Communications Co., Inc., Sr. Disc. Notes, Zero Coupon (until 02/15/06).  Caa1     12.25% 02/15/11    2,500
  Insight Midwest, Sr. Notes......................................................   B2      10.50% 11/01/10    2,000
  Mediacom Broadband LLC, Gtd. Notes..............................................   B2      11.00% 07/15/13    2,000
  Mediacom LLC, Sr. Notes.........................................................   B2      7.875% 02/15/11    2,000
  NTL, Inc., Sr. Notes, Ser. B, Zero Coupon (until 10/01/03)(c)...................   Ca     12.375% 10/01/08    2,000
  PanAmSat Corp., Gtd. Notes......................................................  Ba3       8.50% 02/01/12    3,670
  Telewest Communications PLC, Debs., Zero Coupon (until 08/08/02)
   (United Kingdom)...............................................................  Caa3     11.00% 10/01/07    1,050
  Telewest PLC, Sr. Disc. Notes...................................................  Caa3    11.375% 02/01/10    1,500
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 08/01/04)...............................................................   Ca      12.50% 08/01/09    7,610
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/01/05)...............................................................   Ca      13.75% 02/01/10    3,000



Chemicals -- 4.3%
  Avecia Group PLC, Gtd. Notes....................................................   B3      11.00% 07/01/09    1,000
  Ferro Corp., Sr. Notes..........................................................  Baa3     9.125% 01/01/09    3,700
  Huntsman ICI Chemical, Sr. Sub. Notes(b)........................................  Caa1    10.125% 07/01/09    5,695
  Huntsman International LLC, Sr. Notes...........................................   B3      9.875% 03/01/09    2,785

                                                                                      Value
LONG-TERM INVESTMENTS -- 93.3%                                                       (Note 2)
CONVERTIBLE BONDS -- 0.6%                                                          ------------
Technology
  Solectron Corp., (cost $5,193,403).............................................. $  5,352,750
                                                                                   ------------
CORPORATE BONDS -- 88.5%
Aerospace/Defense -- 0.5%
  L-3 Communications Corp., Sr. Sub. Notes........................................    4,761,875
                                                                                   ------------
Asset Backed Security -- 0.2%
  Inner Harbor CBO, Sub. Bond, Ser. 2001-1A.......................................    1,667,500
                                                                                   ------------
Banks & Financial Services -- 1.0%
  CB Richard Ellis Services, Inc., Gtd. Notes.....................................      890,400
  Hanvit Bank, Sr. Sub. Notes.....................................................    1,406,922
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes.........................    1,732,500
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 06/15/05)(c)......................           46
  Sovereign Bancorp, Sr. Notes....................................................    1,309,100
  UCAR Finance, Inc., Gtd. Notes..................................................    3,213,000
  Willis Corroon Corp., Gtd. Notes................................................      515,000
                                                                                   ------------
                                                                                      9,066,968
                                                                                   ------------
Building & Construction -- 1.8%
  Beazer Homes USA, Inc., Sr. Notes...............................................    2,878,500
  D.R. Horton, Inc., Gtd. Notes...................................................    2,985,000
  D.R. Horton, Inc., Sr. Notes....................................................    3,262,187
  KB Home, Sr. Sub. Notes.........................................................    2,828,000
  New Millenium Homes LLC, Sr. Notes(e)...........................................    1,390,500
  Nortek, Inc., Sr. Sub. Notes, Ser. B............................................    3,535,000
                                                                                   ------------
                                                                                     16,879,187
                                                                                   ------------
Cable -- 4.3%
  Adelphia Communications Corp., Sr. Notes, Cl. A(c)..............................    2,187,000
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03)............    4,200,000
  Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero Coupon (until 07/15/05).....       70,000
  Charter Communications Holdings, Sr. Notes......................................    2,660,000
  Charter Communications Holdings, Sr. Notes......................................    5,916,375
  Charter Communications Holdings, Sr. Notes......................................    1,405,000
  Charter Communications Holdings, Sr. Notes......................................      907,350
  Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 05/15/06)..    1,102,500
  Charter Communications Int'l., Sr. Notes........................................      675,000
  Charter Communications Int'l., Sr. Notes........................................    1,519,800
  Coaxial Communications, Inc., Sr. Notes(b)......................................    1,125,000
  CSC Holdings, Inc, Sr. Notes, Ser. B(b).........................................      603,435
  CSC Holdings, Inc., Sr. Sub. Debs...............................................    3,956,250
  Diamond Cable Communications, Sr. Disc. Notes, (United Kingdom)(c)..............    1,040,000
  Insight Communications Co., Inc., Sr. Disc. Notes, Zero Coupon (until 02/15/06).    1,075,000
  Insight Midwest, Sr. Notes......................................................    1,870,000
  Mediacom Broadband LLC, Gtd. Notes..............................................    1,870,000
  Mediacom LLC, Sr. Notes.........................................................    1,570,000
  NTL, Inc., Sr. Notes, Ser. B, Zero Coupon (until 10/01/03)(c)...................      400,000
  PanAmSat Corp., Gtd. Notes......................................................    3,376,400
  Telewest Communications PLC, Debs., Zero Coupon (until 08/08/02)
   (United Kingdom)...............................................................      420,000
  Telewest PLC, Sr. Disc. Notes...................................................      465,000
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 08/01/04)...............................................................      722,950
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/01/05)...............................................................      285,000
                                                                                   ------------
                                                                                     39,422,060
                                                                                   ------------
Chemicals -- 4.3%
  Avecia Group PLC, Gtd. Notes....................................................      990,000
  Ferro Corp., Sr. Notes..........................................................    3,975,731
  Huntsman ICI Chemical, Sr. Sub. Notes(b)........................................    5,097,025
  Huntsman International LLC, Sr. Notes...........................................    2,791,963

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                             Principal
                                                                   Moody's Interest Maturity  Amount      Value
                                                                   Rating    Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                        ------- -------- -------- --------- ------------
Chemicals (cont'd.)
  IMC Global, Inc.................................................  Ba2       6.50% 08/01/03  $ 1,710  $  1,692,079
  IMC Global, Inc., Gtd. Notes, Ser. B(b).........................  Ba1     10.875% 06/01/08      570       612,750
  IMC Global, Inc., Gtd. Notes, Ser. B............................  Ba1      11.25% 06/01/11    3,935     4,249,800
  ISP Chemco, Inc., Gtd. Notes, Ser. B............................   B2      10.25% 07/01/11    3,500     3,570,000
  Lyondell Chemical Co., Sec'd. Notes.............................  Ba3       9.50% 12/15/08    4,000     3,720,000
  Lyondell Chemical Co............................................  Ba3      9.875% 05/01/07    1,110     1,062,825
  Lyondell Chemical Co., Sr. Sub. Notes...........................   B2     10.875% 05/01/09    4,550     4,038,125
  NL Industries, Inc., Sr. Notes..................................   B1      11.75% 10/15/03      170       170,000
  OM Group, Inc., Sr. Sub. Notes..................................   B3       9.25% 12/15/11    7,675     7,943,625
                                                                                                       ------------
                                                                                                         39,913,923
                                                                                                       ------------
Computer Services
  Intermediate Operating Co., Inc., PIK(e)........................   NR      14.00% 08/01/03    3,086        30,856
                                                                                                       ------------
Consumer Products & Services -- 0.8%
  Coinmach Corp., Sr. Notes.......................................   B2       9.00% 02/01/10    3,510     3,562,650
  Kasper A.S.L., Ltd., Sr. Notes(c)...............................   NR      13.00% 03/31/04    7,171     3,011,820
  Windmere-Durable Holdings, Inc., Sr. Notes......................   B2      10.00% 07/31/08      540       545,400
                                                                                                       ------------
                                                                                                          7,119,870
                                                                                                       ------------
Containers -- 2.3%
  Applied Extrusion Technologies, Inc., Sr. Notes.................   B2      10.75% 07/01/11    2,895     2,605,500
  Graham Packaging, Sr. Disc. Notes, Zero Coupon (until 01/15/03).   NR      10.75% 01/15/09   10,450    10,136,500
  Radnor Holdings, Inc., Sr. Notes................................   B2      10.00% 12/01/03    1,255     1,148,325
  Silgan Holdings, Inc., Sr. Sub. Debs............................   B1       9.00% 06/01/09    6,415     6,607,450
  United States Can Corp., Sr. Sub. Notes.........................  Caa1    12.375% 10/01/10    1,335     1,114,725
                                                                                                       ------------
                                                                                                         21,612,500
                                                                                                       ------------
Energy -- 5.2%
  Cogentrix Energy, Inc., Gtd. Notes, Ser. B......................  Baa3      8.75% 10/15/08    1,500     1,488,504
  Eott Energy Partners LP, Sr. Notes..............................   B3      11.00% 10/01/09    1,580     1,137,600
  Hanover Equipment Trust, Sec'd. Notes(b)........................  Ba3       8.50% 09/01/08    2,875     2,659,375
  Hanover Equipment Trust, Sec'd. Notes...........................  Ba3       8.75% 09/01/11    1,345     1,230,675
  Houston Exploration Co., Sr. Sub. Notes.........................   B2      8.625% 01/01/08      815       835,375
  Leviathan Gas, Sr. Sub. Notes...................................   B1     10.375% 06/01/09    2,000     2,120,000
  Magnum Hunter Resources, Inc., Sr. Notes(b).....................   B2       9.60% 03/15/12    2,225     2,291,750
  Mirant Corp., Sr. Notes(b)......................................  Ba1       7.40% 07/15/04    1,500     1,185,000
  Mirant Corp., Sr. Notes.........................................  Ba1       7.90% 07/15/09    1,200       828,000
  Parker Drilling Co., Sr. Notes, Ser. D..........................   B1       9.75% 11/15/06    1,175     1,198,500
  Pioneer Natural Resources Co., Gtd. Notes(b)....................  Ba1       7.50% 04/15/12    4,000     4,075,564
  Plains Exploration & Production Co., Sr. Sub. Notes.............   B2       8.75% 07/01/12    1,435     1,411,696
  Premcor USA, Inc., Sub. Notes...................................   B2      11.50% 10/01/09      783       822,008
  Stone Energy Corp., Sr. Sub. Notes(b)...........................   B2       8.25% 12/15/11    7,000     7,000,000
  Swift Energy Co., Sr. Sub. Notes................................   B3      10.25% 08/01/09    2,685     2,617,875
  Tesoro Petroleum Corp., Sr. Sub Notes...........................   B2       9.00% 07/01/08    2,415     2,197,650
  Vintage Petroleum, Inc., Sr. Sub. Notes.........................   B1      8.625% 02/01/09    2,500     2,350,000
  Vintage Petroleum, Inc., Sr. Sub. Notes.........................   B1       9.00% 12/15/05      894       885,060
  Vintage Petroleum, Inc., Sr. Sub. Notes.........................   B1       9.75% 06/30/09    3,582     3,474,540
  Westar Energy, Inc., First Mtge. Notes..........................  Ba1      7.875% 05/01/07    4,280     4,251,367
  Western Oil Sands, Inc., Sec'd Notes, Cl. A (Canada)............  Ba2      8.375% 05/01/12    4,000     4,010,000
                                                                                                       ------------
                                                                                                         48,070,539
                                                                                                       ------------
Food & Beverage -- 1.8%
  Agrilink Foods, Inc., Sr. Gtd. Notes............................   B3     11.875% 11/01/08    1,860     1,943,700
  Carrols Corp., Sr. Notes........................................   B3       9.50% 12/01/08    2,885     2,856,150
  Core-Mark International, Inc., Sr. Sub. Notes...................   B3     11.375% 09/15/03      395       406,234
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)....  Caa2     10.75% 11/15/07      269        40,312
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)....  Caa2     13.00% 05/15/08      286        42,937
  Prandium, Inc., Sr. Disc. Notes(c)(e)...........................   NR       0.00% 01/24/02    3,000     1,800,000
  Roundy's, Inc., Sr. Sub. Notes(b)...............................   B2      8.875% 06/15/12    4,100     4,089,750
  Smithfield Foods, Inc., Sr. Notes...............................  Ba2       8.00% 10/15/09      650       659,750
  Sun World International, Inc., Gtd. Notes, Ser. B...............   B2      11.25% 04/15/04    1,050     1,052,625
  Yum! Brands, Inc., Sr. Notes....................................  Ba1      8.875% 04/15/11    4,000     4,240,000
                                                                                                       ------------
                                                                                                         17,131,458
                                                                                                       ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                         Principal
                                                                               Moody's Interest Maturity  Amount       Value
                                                                               Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                    ------- -------- -------- --------- --------------
Gaming -- 6.4%
  Argosy Gaming Co., Sr. Sub. Notes(a)........................................   B2       9.00% 09/01/11  $   810  $      831,263
  Aztar Corp., Sr. Sub. Notes.................................................  Ba3      8.875% 05/15/07    1,250       1,257,813
  Boyd Gaming Corp., Sr. Sub. Notes...........................................   B1       8.75% 04/15/12    2,250       2,261,250
  Circus & El Dorado, First Mtge. Notes(b)....................................   B1     10.125% 03/01/12    4,000       4,080,000
  Circus Enterprises, Inc., Sr. Notes.........................................  Ba2       6.45% 02/01/06    1,220       1,174,250
  Circus Enterprises, Inc., Sr. Notes.........................................  Ba2       6.70% 11/15/96    1,680       1,686,888
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes................................   NR       9.50% 04/01/09    2,000       2,100,000
  Fitzgeralds Gaming Corp., Sr. Notes (cost $2,271,503;
   purchased 12/22/97)(c)(f)..................................................   NR      12.25% 12/15/04      486         170,249
  Hollywood Casino Corp.......................................................   B3      11.25% 05/01/07    2,770       2,991,600
  Isle of Capri Casinos, Inc., Sr. Sub. Notes.................................   B2       9.00% 03/15/12    1,430       1,444,300
  Mandalay Resort Group, Sr. Sub. Deb. Notes..................................  Ba3      7.625% 07/15/13    2,000       1,840,000
  Mandalay Resort Group, Sr. Notes(b).........................................  Ba2       9.50% 08/01/08    2,250       2,385,000
  MGM Mirage, Inc., Gtd. Notes................................................  Ba2      8.375% 02/01/11      325         332,312
  MGM Mirage, Inc., Gtd. Notes(b).............................................  Ba1       8.50% 09/15/10    2,645       2,758,357
  MGM Mirage, Inc., Gtd. Notes................................................  Ba2       9.75% 06/01/07    2,000       2,140,000
  Mohegan Tribal Gaming Authority, Sr. Sub. Notes.............................   NR       8.00% 04/01/12      895         898,356
  Park Place Entertainment Corp., Sr. Notes...................................  Ba1       7.50% 09/01/09    7,230       7,127,450
  Park Place Entertainment Corp., Sr. Sub. Notes(a)...........................  Ba2      9.375% 02/15/07      355         370,975
  Pinnacle Entertainment, Inc., Gtd. Notes....................................  Caa1      9.25% 02/15/07    3,500       3,132,500
  Station Casinos, Inc., Sr. Sub. Notes.......................................   B2       9.75% 04/15/07      150         155,250
  Station Casinos, Inc., Sr. Sub. Notes.......................................   B2      9.875% 07/01/10    3,500       3,701,250
  Sun International Hotels, Ltd., Sr. Sub. Notes..............................   B2      8.625% 12/15/07    1,000       1,017,500
  Sun International Hotels, Ltd., Sr. Sub. Notes..............................   B2      8.875% 08/15/11    5,980       6,107,075
  Venetian Casino Resort LLC, 2nd Mtge. Notes.................................  Caa1     11.00% 06/15/10    9,190       9,247,437
                                                                                                                   --------------
                                                                                                                       59,211,075
                                                                                                                   --------------
Healthcare -- 9.6%
  ALARIS Medical, Inc., Sr. Disc. Notes, Zero Coupon (until 08/01/03).........  Caa2    11.125% 08/01/08    1,775       1,491,000
  ALARIS Medical, Inc., Sr. Sec'd. Notes......................................   B2     11.625% 12/01/06    1,500       1,687,500
  Alliance Imaging, Inc., Sr. Sub. Notes(b)...................................   B3     10.375% 04/15/11    1,000       1,060,000
  BIO-Rad Laboratories, Inc., Sr. Sub. Notes..................................   B2     11.625% 02/15/07    2,000       2,235,000
  Biovail Corp., Sr. Sub. Notes...............................................   B2      7.875% 04/01/10    1,900       1,833,500
  Columbia/HCA Healthcare Corp., Sr. Notes....................................  Ba1       6.63% 07/15/45    1,000       1,000,685
  Columbia/HCA Healthcare Corp., Sr. Notes....................................  Ba1       8.36% 04/15/24    2,000       2,133,574
  Columbia/HCA Healthcare Corp., Notes........................................  Ba1       9.00% 12/15/14    2,000       2,343,424
  Concentra Operating Corp., Sr. Sub. Notes...................................   B3      13.00% 08/15/09    4,000       4,520,000
  Coventry Health Care, Inc., Sr. Notes.......................................  Ba3      8.125% 02/15/12    2,800       2,856,000
  Extendicare Health Services, Sr. Notes......................................   B2       9.50% 07/01/10    5,000       5,006,250
  Fresenius Medical Care Trust, Sr. Notes.....................................   NR      7.875% 02/01/08    2,250       2,047,500
  Hanger Orthopedic Group, Inc., Gtd. Notes...................................   B2     10.375% 02/15/09    3,000       3,120,000
  Hanger Orthopedic Group, Inc., Sr. Sub. Notes(b)............................   B3      11.25% 06/15/09    1,785       1,798,387
  Harborside Healthcare Corp., Gtd. Notes, Zero Coupon (until 08/01/04)(c)(e).   NR      12.00% 08/01/07    1,475         280,250
  HCA, Inc....................................................................  Ba1      7.125% 06/01/06    7,000       7,342,027
  HEALTHSOUTH Corp., Sr. Notes................................................  Ba1      7.375% 10/01/06      750         750,000
  HEALTHSOUTH Corp............................................................  Ba1      7.625% 06/01/12    4,000       3,962,476
  HEALTHSOUTH Corp............................................................  Ba1      8.375% 10/01/11    2,000       2,090,000
  HEALTHSOUTH Corp., Sr. Sub. Notes(b)........................................  Ba2      10.75% 10/01/08    4,000       4,420,000
  Magellan Health Services, Inc., Sr. Sub. Notes..............................  Caa1      9.00% 02/15/08    4,300       1,548,000
  Magellan Health Services, Inc., Sr. Notes...................................   B3      9.375% 11/15/07    1,755       1,316,250
  Matria Healthcare, Inc., Sr. Notes..........................................   B2      11.00% 05/01/08      500         470,000
  Res-Care, Inc., Sr. Notes...................................................   B2     10.625% 11/15/08    2,400       2,220,000
  Rotech Healthcare, Inc., Sr. Sub. Notes.....................................   B2       9.50% 04/01/12    1,900       1,938,000
  Select Medical Corp., Sr. Sub. Notes........................................   B3       9.50% 06/15/09    1,500       1,530,000
  Senior Housing Properties Trust, Sr. Notes..................................  Ba2      8.625% 01/15/12    6,000       6,180,000
  Service Corp. International, Notes..........................................   B1       6.00% 12/15/05    2,158       1,974,570
  Service Corp. International, Sr. Notes......................................   B1       6.30% 03/15/03   10,040       9,939,600
  Service Corp. International, Notes..........................................   B1       6.50% 03/15/08    2,750       2,447,500
  Triad Hospitals Holding, Sr. Sub. Notes.....................................   B2      11.00% 05/15/09    4,555       5,010,500
  Ventas Realty LP, Sr. Notes.................................................  Ba3       8.75% 05/01/09    1,000       1,010,000
  Ventas Realty LP, Sr. Notes.................................................  Ba3       9.00% 05/01/12      900         922,500
                                                                                                                   --------------
                                                                                                                       88,484,493
                                                                                                                   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                       Principal
                                                                             Moody's Interest Maturity  Amount       Value
                                                                             Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                  ------- -------- -------- --------- --------------
Industrials -- 6.1%
  Actuant Corp., Sr. Sub. Notes, Ser. A.....................................   B3      13.00% 05/01/09  $   455  $      527,800
  Alliant Techsystems, Inc., Sr. Sub. Notes.................................   B2       8.50% 05/15/11      745         778,525
  Allied Waste of North America, Inc., Sr. Sub. Notes.......................  Ba3      7.375% 01/01/04    1,000         970,000
  Allied Waste of North America, Inc., Sr. Notes............................  Ba3      7.625% 01/01/06    3,250       3,136,250
  Allied Waste of North America, Inc., Sr. Notes............................  Ba3      7.875% 01/01/09    4,560       4,377,600
  Allied Waste of North America, Inc., Sr. Notes............................  Ba3       8.50% 12/01/08    4,875       4,704,375
  Allied Waste of North America, Inc., Sr. Notes............................   B2      10.00% 08/01/09    3,810       3,743,630
  Browning-Ferris Industries, Inc., Deb. Notes..............................  Ba3       7.40% 09/15/35    2,000       1,574,520
  Eagle-Picher Holdings, Inc., Sr. Sub. Notes...............................  Caa1     9.375% 03/01/08    1,750       1,443,750
  Foamex LP, Gtd. Notes.....................................................   B3      10.75% 04/01/09    1,000       1,020,000
  Gentek, Inc., Sr. Sub. Notes..............................................   Ca      11.00% 08/01/09    3,385         744,700
  GNI Group, Inc., Sr. Notes(c).............................................   NR     10.875% 07/15/05    4,000          80,000
  International Wire Group, Inc., Sr. Sub. Notes............................  Caa1     11.75% 06/01/05    3,700       3,311,500
  Iron Mountain, Inc., Gtd. Notes...........................................   B2      8.625% 04/01/13    2,025       2,070,563
  JLG Industries, Inc., Sr. Sub. Notes......................................  Ba2      8.375% 06/15/12    2,000       2,000,000
  Joy Global, Inc, Gtd. Notes, Ser. B.......................................   B2       8.75% 03/15/12    2,725       2,786,312
  Motors & Gears, Inc., Sr. Notes...........................................  Caa1     10.75% 11/15/06    4,000       3,820,000
  Sequa Corp................................................................  Ba3       9.00% 08/01/09    2,160       2,170,800
  Stellex Industries, Inc., Sr. Sub. Notes (cost $3,593,591; purchased
   10/23/97)(c)(e)(f).......................................................   NR       9.50% 11/01/07    4,000             520
  Terex Corp., Sr. Sub. Notes...............................................   B2       9.25% 07/15/11    1,825       1,870,625
  Terex Corp., Sr. Sub. Notes...............................................   B2     10.375% 04/01/11    1,420       1,526,500
  Thermadyne Holdings Corp., Deb. Notes, Zero Coupon (until 06/01/03)(c)....   C       12.50% 06/01/08    2,375          11,875
  Tyco International Group SA, Gtd. Notes(b)................................  Ba2       4.95% 08/01/03    3,895       3,408,125
  United Rentals, Inc., Gtd. Notes, Ser. B..................................   B2       8.80% 08/15/08    1,000         990,000
  United Rentals, Inc., Gtd. Notes, Ser. B..................................   B2       9.25% 01/15/09    1,250       1,256,250
  United Rentals, Inc., Gtd. Notes, Ser. B(b)...............................   B2       9.50% 06/01/08    4,150       4,170,750
  Xerox Corp., Sr. Notes(b).................................................   B1       9.75% 01/15/09    4,995       4,145,850
                                                                                                                 --------------
                                                                                                                     56,640,820
                                                                                                                 --------------
Insurance -- 0.2%
  Conseco, Inc., Gtd. Notes, Ser. AI........................................   NR      10.75% 06/15/09    3,430       1,646,400
                                                                                                                 --------------
Lodging & Leisure -- 5.8%
  Extended Stay America, Inc., Sr. Sub. Notes...............................   B2      9.875% 06/15/11    1,860       1,897,200
  Felcor Lodging LP, Gtd. Notes.............................................  Ba3       9.50% 09/15/08    5,170       5,247,550
  Hilton Hotels, Sr. Notes..................................................  Ba1       7.50% 12/15/17      285         267,406
  Host Marriott Corp., Gtd. Notes, Ser. A...................................  Ba3      7.875% 08/01/05    1,000         975,000
  Host Marriott Corp., Sr. Gtd. Notes.......................................  Ba3      7.875% 08/01/08    6,850       6,524,625
  Host Marriott LP, Sr. Notes...............................................  Ba3       9.50% 01/15/07    8,475       8,549,156
  Intrawest Corp............................................................   B1      10.50% 02/01/10    1,775       1,846,000
  ITT Corp.(b)..............................................................  Ba1       6.75% 11/15/05    3,030       2,993,849
  ITT Corp., Sr. Sub. Notes, Ser. B.........................................  Ba1      7.375% 11/15/15    1,250       1,145,425
  La Quinta Inns, Inc., Sr. Notes...........................................  Ba3       7.25% 03/15/04    1,000         995,000
  La Quinta Inns, Inc., Sr. Notes...........................................  Ba3       7.40% 09/15/05    1,000         990,000
  Premier Parks, Inc., Sr. Notes(b).........................................   B2       9.75% 06/15/07    2,000       2,050,000
  Prime Hospitality Corp., Sr. Sub. Notes...................................   B1      8.375% 05/01/12    2,300       2,254,000
  Regal Cinemas Corp., Gtd. Notes...........................................   B3      9.375% 02/01/12    5,000       5,175,000
  Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b).....................  Ba2      8.125% 07/28/04    1,185       1,137,600
  Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b).....................  Ba2       8.75% 02/02/11      700         658,000
  Starwood Hotels & Resorts Worldwide, Inc., Notes..........................  Ba1      7.375% 05/01/07      900         885,375
  Starwood Hotels & Resorts Worldwide, Inc., Notes..........................  Ba1      7.875% 05/01/12    2,235       2,190,300
  Vail Resorts, Inc., Gtd. Notes............................................   B2       8.75% 05/15/09    3,500       3,500,000
  WCI Communities, Inc., Gtd. Notes.........................................   B1      9.125% 05/01/12    4,000       3,970,000
                                                                                                                 --------------
                                                                                                                     53,251,486
                                                                                                                 --------------
Media -- 8.1%
  ABC Family Worldwide, Inc., Sr. Notes.....................................  Baa1      9.25% 11/01/07    1,375       1,454,063
  ABC Family Worldwide, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/02).  Baa1     10.25% 11/01/07    4,524       4,824,088
  Ackerley Group, Inc., Sr. Sub. Notes......................................   B3       9.00% 01/15/09    3,000       3,363,750
  Alliance Atlantis, Sr. Sub. Notes.........................................   B1      13.00% 12/15/09    3,520       3,872,000
  American Color Graphics, Inc..............................................  Caa1     12.75% 08/01/05    4,500       4,460,625

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                          Principal
                                                                                Moody's Interest Maturity  Amount      Value
                                                                                Rating    Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                                     ------- -------- -------- --------- ------------
Media (cont'd.)
  American Media Operations, Inc., Gtd. Notes, Ser. B..........................   B2      10.25% 05/01/09  $ 1,510  $  1,585,500
  Big Flower Holdings, Inc., Sr. Notes(b)......................................   B2     10.875% 06/15/08    2,500     2,481,250
  CanWest Media, Inc., Sr. Sub. Notes..........................................   B2     10.625% 05/15/11    3,000     2,985,000
  Echostar Broadband Corp., Sr. Notes(b).......................................   B1     10.375% 10/01/07    4,600     4,393,000
  Echostar DBS Corp., Sr. Notes................................................   B1      9.125% 01/15/09    7,960     7,283,400
  Entercom Radio LLC, Gtd. Notes...............................................  Ba3      7.625% 03/01/14    3,450     3,424,125
  Gray Communications Systems, Inc., Sr. Sub. Notes(b).........................   B3       9.25% 12/15/11    2,575     2,626,500
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/01/03)............  Caa1     10.00% 03/01/08      950       874,000
  Lin Holdings Corp., Sr. Disc. Notes..........................................  Caa1     10.00% 03/01/08    4,000     3,680,000
  Paxson Communications Corp., Gtd. Notes......................................   B3      10.75% 07/15/08    1,300     1,248,000
  Phoenix Color Corp., Sr. Sub. Notes..........................................  Caa2    10.375% 02/01/09    4,000     3,200,000
  PRIMEDIA, Inc., Sr. Notes....................................................   B3      8.875% 05/15/11    2,000     1,500,000
  Quebecor Media, Inc., Sr. Notes (Canada).....................................   B2     11.125% 07/15/11    3,500     3,447,500
  Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06) (Canada).   B2      13.75% 07/15/11    4,000     2,340,000
  Radio Unica Corp., Sr. Disc. Notes, Zero Coupon (until 08/01/02).............  Caa3     11.75% 08/01/06    2,750     1,546,875
  Sinclair Broadcast Group, Inc., Gtd. Notes...................................   B2       8.00% 03/15/12    2,500     2,462,500
  Sinclair Broadcast Group, Inc., Gtd. Notes...................................   B2       8.75% 12/15/11    2,500     2,500,000
  Star Choice Communications, Sr. Sec'd. Notes (Canada)........................   B3      13.00% 12/15/05    5,750     5,980,000
  Sun Media Corp., Sr. Sub. Notes..............................................   B2       9.50% 02/15/07      500       520,000
  Susquehanna Media Co., Sr. Sub. Notes........................................   B1       8.50% 05/15/09    1,800     1,854,000
  Young Broadcasting, Inc., Sr. Sub. Notes, Ser. A.............................   B3      10.00% 03/01/11      760       672,600
                                                                                                                    ------------
                                                                                                                      74,578,776
                                                                                                                    ------------
Metals & Mining -- 3.3%
  AK Steel Corp., Notes........................................................   B1       7.75% 06/15/12    9,000     8,910,000
  AK Steel Corp., Sr. Notes(b).................................................   B1      9.125% 12/15/06      850       888,760
  Century Aluminum Co., First Mtge. Notes......................................  Ba3      11.75% 04/15/08    6,485     6,971,375
  Compass Minerals Group Inc., Gtd. Notes......................................   B3      10.00% 08/15/11    5,250     5,538,750
  Normandy Yandal Operations, Ltd., Sr. Notes..................................  Ba2      8.875% 04/01/08    2,300     2,348,875
  Sheffield Steel Corp., First Mtge. Notes(c)..................................   Ca      11.50% 12/01/05    3,130     1,001,600
  Steel Dynamics, Inc., Sr. Notes..............................................   B2       9.50% 03/15/09    1,850     1,951,750
  United States Steel LLC, Gtd. Notes(b).......................................  Ba3      10.75% 08/01/08    2,915     3,031,600
                                                                                                                    ------------
                                                                                                                      30,642,710
                                                                                                                    ------------
Paper & Forest Products -- 2.0%
  Caraustar Industries, Inc., Sr. Sub. Notes...................................  Ba2      9.875% 04/01/11      660       697,950
  Doman Industries, Ltd., Sr. Notes(c).........................................   Ca       9.25% 11/15/07    1,265       253,000
  Georgia-Pacific Corp., Sr. Notes(b)..........................................  Ba1      8.125% 05/15/11    3,250     3,077,295
  Norske Skog Canada, Ltd., Gtd. Notes (Canada)................................  Ba2      8.625% 06/15/11      750       768,750
  Riverwood International Corp., Sr. Notes.....................................   B3     10.625% 08/01/07      960     1,010,400
  Riverwood International Corp., Gtd. Notes....................................  Caa1    10.875% 04/01/08    1,950     2,028,000
  Stone Container Corp., Sr. Notes(b)..........................................   B2      8.375% 07/01/12    5,700     5,742,750
  Stone Container Corp., Sr. Notes.............................................   B2       9.75% 02/01/11      430       460,100
  Stone Container Corp., Sr. Sub. Notes........................................   B2      11.50% 08/15/06    1,510     1,630,800
  Tembec Industries, Inc., Gtd. Notes..........................................  Ba1       7.75% 03/15/12    2,900     2,842,000
                                                                                                                    ------------
                                                                                                                      18,511,045
                                                                                                                    ------------
Retail & Supermarkets -- 3.3%
  AutoNation, Inc., Gtd. Notes.................................................  Ba2       9.00% 08/01/08      375       386,250
  Dillard's, Inc...............................................................  Ba3      6.125% 11/01/03      700       687,049
  Dillard's, Inc., Ser. A(b)...................................................  Ba3       6.43% 08/01/04      820       804,830
  DIMON, Inc., Gtd. Notes, Ser. B..............................................  Ba3      9.625% 10/15/11      850       890,375
  Fleming Cos., Inc., Sr. Sub. Notes(b)........................................   B2      9.875% 05/01/12      955       902,475
  Fleming Cos., Inc., Gtd. Notes(b)............................................  Ba3     10.125% 04/01/08    1,500     1,522,500
  Homeland Stores, Inc., Sr. Notes(c)..........................................   NR      10.00% 08/01/03    4,260       809,400
  JC Penney Co., Inc., Notes(b)................................................  Ba3      6.125% 11/15/03    3,500     3,517,500
  JC Penney Co., Inc., Deb. Notes..............................................  Ba3       7.40% 04/01/37    4,560     4,400,400
  Pantry, Inc., Sr. Notes......................................................   B3      10.25% 10/15/07    2,615     2,366,575
  Rite Aid Corp., Notes(a).....................................................  Caa3      6.00% 12/15/05    2,695     1,711,325
  Rite Aid Corp., Deb. Notes...................................................  Caa3     6.875% 08/15/13    2,000     1,190,000
  Rite Aid Corp., Notes........................................................  Caa3     6.875% 12/15/28    2,800     1,484,000
  Rite Aid Corp., Deb. Notes...................................................  Caa3      7.70% 02/15/27    3,000     1,650,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                        Principal
                                                                              Moody's Interest Maturity  Amount     Value
                                                                              Rating    Rate     Date     (000)    (Note 2)
CORPORATE BONDS (Continued)                                                   ------- -------- -------- --------- -----------
Retail & Supermarkets (cont'd.)
  Saks, Inc., Gtd. Notes.....................................................   B1      7.375% 02/15/19  $ 4,500  $ 3,487,500
  The Great Atlantic & Pacific Tea Co., Inc..................................   B2       7.75% 04/15/07    2,365    2,175,800
  Winn-Dixie Stores, Inc., Gtd. Notes........................................  Ba2      8.875% 04/01/08    3,000    3,000,000
                                                                                                                  -----------
                                                                                                                   30,985,979
                                                                                                                  -----------
Technology -- 4.2%
  Amkor Technology, Inc., Sr. Notes..........................................   B1       9.25% 05/01/06      660      541,200
  Amkor Technology, Inc., Sr. Notes..........................................   B1       9.25% 02/15/08    2,565    2,090,475
  Ampex Corp., Sec'd. Notes(c)...............................................   NR      12.00% 08/15/08    5,593      838,931
  Electronic Retailing Systems International, Notes(e).......................   NR       8.00% 08/01/04      150       10,500
  Fairchild Semiconductor Corp., Gtd. Notes(b)...............................   B2     10.375% 10/01/07    2,600    2,704,000
  Fairchild Semiconductor Corp., Sr. Sub. Notes..............................   B2      10.50% 02/01/09    2,860    3,045,900
  Flextronics International, Ltd., Sr. Sub. Notes(b).........................  Ba2      9.875% 07/01/10    8,080    8,443,600
  Nortel Networks Corp., Conv................................................  Ba3       4.25% 09/01/08      900      408,375
  Nortel Networks, Ltd., Notes(b)............................................  Ba3      6.125% 02/15/06    1,170      666,900
  ON Semiconductor Corp., Gtd. Notes.........................................   B3      12.00% 05/15/08    3,500    3,045,000
  Seagate Technology International, Gtd. Notes(b)............................  Ba2       8.00% 05/15/09    4,300    4,300,000
  Unisys Corp., Sr. Notes....................................................  Ba1       7.25% 01/15/05    5,200    5,096,000
  Unisys Corp., Sr. Notes....................................................  Ba1      8.125% 06/01/06    4,100    4,018,000
  Veritas DGC, Inc., Sr. Notes...............................................  Ba3       9.75% 10/15/03    2,025    2,025,000
  Xerox Capital Europe PLC, Gtd. Notes (United Kingdom)......................   B1      5.875% 05/15/04    1,950    1,599,000
                                                                                                                  -----------
                                                                                                                   38,832,881
                                                                                                                  -----------
Telecommunications -- 5.2%
  Alamosa Holdings, Inc., Sr. Gtd. Notes.....................................  Caa1    12.875% 02/15/10    6,390      958,500
  American Tower Corp., Sr. Notes(b).........................................  Caa1     9.375% 02/01/09    1,010      555,500
  AT&T Corp..................................................................  Baa2      7.75% 03/01/07    1,750    1,596,105
  Avaya, Inc., Sec'd. Notes..................................................  Ba2     11.125% 04/01/09    1,700    1,555,500
  Bestel SA de CV, Sr. Disc. Notes (Mexico)..................................   NR      12.75% 05/15/05      900      135,000
  Birch Telecommunications, Inc., Sr. Notes(c)...............................   NR      14.00% 06/15/08    2,500       25,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(c)(f)...............................   NR      14.00% 10/01/07    3,680       29,440
  Crown Castle International Corp., Sr. Notes(b).............................   B3      10.75% 08/01/11    4,745    3,131,700
  Dobson Communications, Sr. Notes...........................................   B3     10.875% 07/01/10      400      236,000
  FairPoint Communications, Inc., Sr. Sub. Notes.............................   B3      12.50% 05/01/10    2,120    2,014,000
  GST Telecommunications, Inc., Conv. Sr. Disc. Notes(c).....................   NR     13.875% 12/15/05      650           65
  Impsat Corp., Sr. Notes(c).................................................   C      12.375% 06/15/08    1,600       32,000
  Intermedia Communications, Inc., Sr. Sub. Notes, Ser. B, Zero Coupon
   (until 03/01/04)..........................................................   C       12.25% 03/01/09      600       60,000
  Level-3 Communications Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/03).  Caa3     10.50% 12/01/08    4,760      904,400
  Netia Holdings, Sr. Notes(c)...............................................   Ca      10.25% 11/01/07    1,500      240,000
  Netia Holdings, Sr. Disc. Notes, Zero Coupon (until 11/01/02)(b)(c)........   Ca      11.25% 11/01/07    2,022      323,520
  Nextel Communications, Inc., Term Loan B...................................   NR      5.313% 06/30/08    1,250      977,644
  Nextel Communications, Inc., Term Loan C...................................   NR      5.563% 12/31/08    1,250      977,644
  Nextel Communications, Inc., Sr. Notes.....................................   B3      9.375% 11/15/09    5,215    2,646,612
  Nextel Communications, Inc., Sr. Notes.....................................   B3       9.50% 02/01/11    7,500    3,693,750
  Nextel Communications, Inc., Sr. Sub. Notes, Zero Coupon (until 09/15/02)..   B3      10.65% 09/15/07    1,000      545,000
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/04).......   B3      14.00% 02/01/09      921      248,670
  Price Communications Wireless, Inc., Sr. Sub. Notes(b).....................  Baa3     11.75% 07/15/07    1,750    1,844,063
  Qwest Capital Funding, Inc., Gtd. Notes....................................   B2       7.00% 08/03/09    1,975    1,096,125
  Qwest Capital Funding, Inc., Gtd. Notes....................................   B2       7.25% 02/15/11    1,575      866,250
  Qwest Capital Funding, Inc., Gtd. Notes....................................   B2       7.90% 08/15/10    1,305      737,325
  Qwest Corp., Debs..........................................................  Baa3      7.50% 06/15/23    2,000    1,480,000
  Qwest Corp., Notes(b)......................................................  Baa3     7.625% 06/09/03    4,855    4,466,600
  Qwest Corp., Notes.........................................................  Baa3     8.875% 03/15/12    1,065      947,850
  Rogers Wireless Communications, Inc., Sec'd. Notes.........................  Baa3     9.625% 05/01/11    1,300      884,000
  Sprint Capital Corp., Gtd. Notes...........................................  Baa3      5.70% 11/15/03    3,750    3,463,012
  Sprint Capital Corp., Notes................................................  Baa3     8.375% 03/15/12    4,000    3,280,000
  Tritel PCS, Inc., Gtd. Notes...............................................  Baa2    10.375% 01/15/11    1,137    1,034,670
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until 05/15/04)............  Baa2     12.75% 05/15/09    2,600    2,041,000
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04)..  Baa2    11.875% 11/15/09    6,835    4,784,500
                                                                                                                  -----------
                                                                                                                   47,811,445
                                                                                                                  -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                               Principal
                                                                     Moody's Interest Maturity  Amount      Value
                                                                     Rating    Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                          ------- -------- -------- --------- ------------
Transportation -- 5.7%
  American Axle & Manufacturing, Inc., Gtd. Notes...................  Ba3       9.75% 03/01/09  $ 2,035  $  2,157,100
  AMR Corp., Deb. Notes.............................................   B1      10.00% 04/15/21    1,695     1,538,720
  AMR Corp., Notes..................................................   B1      10.40% 03/10/11    1,000       890,000
  AMR Corp., M.T.N..................................................   B1      10.40% 03/15/11    1,000       952,236
  AMR Corp., M.T.N..................................................   B1      10.55% 03/12/21    1,425     1,356,557
  ArvinMeritor, Inc., Notes.........................................  Baa3      8.75% 03/01/12    6,275     6,725,909
  Calair Capital Corp., Sr. Notes...................................  Ba2      8.125% 04/01/08    3,138     2,479,020
  Continental Airlines, Inc., Pass-thru Certs., Series 98-2C, Cl. B.  Ba2      6.331% 10/15/02       96        94,238
  Continental Airlines, Inc., Sr. Notes.............................   B3       8.00% 12/15/05    2,500     2,200,000
  Dana Corp., Notes.................................................  Ba3       9.00% 08/15/11    1,250     1,231,250
  Dana Corp., Sr. Notes(b)..........................................  Ba3     10.125% 03/15/10    1,425     1,453,500
  Delta Air Lines, Inc., M.T.N., Ser. C.............................  Ba3       6.65% 03/15/04    2,355     2,279,240
  Delta Air Lines, Inc., Notes......................................  Ba3       7.70% 12/15/05    8,680     8,130,790
  Delta Air Lines, Inc., Sr. Notes..................................  Ba3       8.30% 12/15/29    2,105     1,677,938
  Delta Air Lines, Inc., Debs.......................................  Ba3     10.375% 12/15/22    1,280     1,255,964
  Holt Group, Inc., Sr. Notes(c)....................................   C        9.75% 01/15/06      800        24,000
  Kansas City Southern Railway, Sr. Notes(b)........................  Ba2       7.50% 06/15/09    2,750     2,753,437
  Lear Corp., Gtd. Notes, Ser. B....................................  Ba1       7.96% 05/15/05    1,500     1,530,000
  Lear Corp., Gtd. Notes(b).........................................  Ba1       8.11% 05/15/09    2,500     2,562,500
  MSX International, Inc., Gtd. Notes...............................   B3     11.375% 01/15/08    1,750     1,227,188
  Navistar International Corp., Sr. Notes, Ser. B...................  Ba1       7.00% 02/01/03      250       249,062
  Navistar International Corp., Sr. Notes...........................  Ba1      9.375% 06/01/06    1,575     1,622,250
  Northwest Airlines, Inc., Gtd. Notes..............................   B2       8.52% 04/07/04    1,850     1,683,500
  Northwest Airlines, Inc., Gtd. Notes..............................   B2       8.70% 03/15/07    1,000       850,000
  Northwest Airlines, Inc., Gtd. Notes..............................   B2      8.875% 06/01/06    1,000       900,000
  Northwest Airlines, Inc., Gtd. Notes..............................   B2      9.875% 03/15/07    1,000       900,000
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B.................  Caa1     10.25% 12/15/07    1,180       944,000
  Stena AB, Sr. Notes (Sweden)......................................  Ba3       8.75% 06/15/07    2,700     2,619,000
  Stena AB, Sr. Notes (Sweden)......................................  Ba3      10.50% 12/15/05      650       669,500
  Trism, Inc., Gtd. Notes(c)........................................   NR      12.00% 02/15/05    1,305         6,523
                                                                                                         ------------
                                                                                                           52,963,422
                                                                                                         ------------
Utilities -- 6.4%
  AES Corp., Sr. Notes..............................................  Ba3      9.375% 09/15/10    4,900     3,185,000
  AES Corp., Sr. Sub. Notes.........................................  Ba3       9.50% 06/01/09    1,000       660,000
  AES Drax Energy, Ltd., Sr. Sec'd. Notes, Ser. B (Cayman Islands)..   B1      11.50% 08/30/10      175        71,750
  AES Drax Holdings, Ltd., Sr. Sec'd. Bond, Ser. B (United Kingdom).  Ba1      10.41% 12/31/20   10,295     8,544,850
  Beaver Valley II Funding Corp., Debs..............................  Baa3      9.00% 06/01/17    4,000     4,280,160
  Calpine Canada Energy Finance, Gtd. Notes (Canada)................   B1       8.50% 05/01/08    1,500     1,027,500
  Calpine Corp., Sr. Notes..........................................   B1       8.50% 02/15/11   18,570    12,441,900
  Calpine Corp., Sr. Notes..........................................   B1       8.75% 07/15/07    5,000     3,500,000
  CMS Energy Corp., Sr. Notes(b)....................................   B3      9.875% 10/15/07    2,225     1,668,750
  Midland Funding Corp., Debs.......................................  Ba3      11.75% 07/23/05    9,170     9,291,989
  Midland Funding II................................................  Ba3      13.25% 07/23/06    2,875     2,954,436
  Mirant Americas Generation LLC, Sr. Notes.........................  Ba1       7.20% 10/01/08    1,050       829,500
  Mirant Americas Generation LLC, Sr. Notes.........................  Ba1      7.625% 05/01/06    2,500     2,025,000
  Mirant Americas Generation LLC, Sr. Notes.........................  Ba1       8.30% 05/01/11      400       316,000
  Orion Power Holdings, Inc., Sr. Notes.............................  Ba1      12.00% 05/01/10    4,900     4,116,000
  Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. C.......  Baa3     9.681% 07/02/26    1,000       991,200
  USEC, Inc., Sr. Notes.............................................  Ba1       6.75% 01/20/09    1,000       883,320
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands)
   (cost $2,978,000; purchased 07/31/98)(c)(f)......................  Caa1     12.00% 10/30/07    2,958     2,484,720
                                                                                                         ------------
                                                                                                           59,272,075
                                                                                                         ------------
TOTAL CORPORATE BONDS
 (cost $932,340,255)....................................................................................  818,509,343
                                                                                                         ------------
FOREIGN GOVERNMENT OBLIGATIONS -- 0.5%
  Russian Federation (Russia) (cost $4,960,599).....................  Ba3       5.00% 03/31/30    7,250     5,034,219
                                                                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                             Value
                                                                                  Shares    (Note 2)
COMMON STOCKS -- 0.1%                   -           -                             ------- ------------
  Adelphia Business Solutions, Inc., (Class B)(a)..............................    25,755 $        296
  Classic Communications, Inc.(a)(e)...........................................     6,000           60
  Contour Energy Co.(a)........................................................   115,200        7,258
  Delta Funding Residual Exchange Co. LLC(a)(e)................................     1,075      242,455
  Delta Funding Residual Management, Inc.(a)(e)................................     1,075           11
  Geotek Communications, Inc.(a)...............................................     4,512           45
  PFS Bancorp, Inc.(a).........................................................       220      330,375
  Premier Cruises, Ltd., (cost $0; purchased 09/15/99)(a)(f)...................    74,058          741
  RCN Corp.(a).................................................................       156          214
  Samuels Jewelers, Inc.(a)....................................................    36,825        2,946
  Stage Stores, Inc.(a)........................................................       888       30,849
  Star Gas Partners LP.........................................................     2,561       47,071
  Systems Holding, Inc.........................................................    29,402          294
  Trism, Inc.(a)...............................................................    82,628          909
  Waste Systems International, Inc., (cost $1,970,169; purchased 02/01/99)(a)(f)  503,351        2,768
                                                                                          ------------
TOTAL COMMON STOCKS
 (cost $6,807,087).......................................................................      666,292
                                                                                          ------------
PREFERRED STOCKS -- 3.4%
  Adelphia Communications Corp., PIK, 13.00%...................................     5,000       20,000
  AmeriKing, Inc., PIK, 13.00%(a)..............................................    35,518          355
  Century Maintenance Supplies, PIK, 13.25%....................................    66,658    5,799,219
  CSC Holdings, Inc., 11.125%..................................................    40,702    2,604,930
  CSC Holdings, Inc., PIK, 11.75%..............................................   106,500    7,029,000
  Delta Financial Corp., 10.00%(a)(e)..........................................     1,075           11
  Dobson Communications, PIK, 12.25%...........................................     5,229    2,614,500
  Eagle-Picher Holdings, Inc., 11.75%(a).......................................       170      408,000
  Electronic Retailing Systems International, (Cost $0; purchased 09/09/97)(a)(c)(e)(f)   1,046
  Fitzgeralds Gaming Corp., 15.00%(a)..........................................    50,000       50,000
  Geneva Steel, Inc., 14.00%(a)................................................    22,000            0
  Global Crossing Holdings, Ltd., PIK, 7.00%(c)................................    17,103          171
  Intermedia Communications, Inc., PIK, 13.50%(a)..............................     4,400           44
  Kaiser Government Programs, Inc., 7.00%(a)(e)................................    39,058          391
  Kaiser Group Holdings, Inc., 7.00%(a)(e).....................................    47,055          470
  Kaiser Group Holdings, Inc., 7.00%(a)(e).....................................    39,058    1,367,018
  Lucent Technologies Capital Trust I, 7.75%...................................     2,980    1,416,177
  McLeodUSA, Inc., 2.50%.......................................................    18,063       67,736
  New Millenium Homes(a)(e)....................................................     3,000           30
  Paxon Communications, Inc., PIK, 13.25%......................................       944    7,364,978
  PRIMEDIA, Inc., 10.00%.......................................................    44,668    1,340,040
  Sinclair Broadcast Group, Inc., PIK, 11.625%.................................    10,000    1,050,000
  TVN Entertainment Corp., 14.00%(a)(e)........................................   132,720      398,160
  Viasystems, Inc., PIK, 8.00%(a)..............................................    58,272            0
  World Access, Inc., (cost $2,000,000; purchased 02/11/00) 13.25%(a)(f).......     1,435        2,869
                                                                                          ------------
TOTAL PREFERRED STOCKS
  (cost $64,313,719).....................................................................   31,534,109
                                                                                          ------------
                                                                Expiration
                                                                   Date           Units
                                                                ----------        -------
WARRANTS(a) -- 0.2%
  Allegiance Telecommunications, Inc.........................    02/03/08           3,800       12,825
  American Banknote Corp.....................................    12/01/07           2,500            0
  Ampex Corp.................................................    03/15/03         170,000        1,700
  Asia Pulp & Paper, Ltd., (cost $0; purchased 03/09/00)(f)..    03/15/05           1,295           13
  Bell Technology Group, Ltd.................................    05/01/05           1,250           12
  Bestel SA..................................................    05/15/05           2,500          625
  Birch Telecom, Inc.........................................    06/15/08           2,500           25
  Cellnet Data Systems, Inc..................................    09/15/07           7,010           70
  Delta Financial Corp.......................................    12/22/10          11,395            0
  Electronic Retailing Systems(e)............................    02/01/04           2,000           20
  GT Group Telecommunication, Inc............................    02/01/10           3,050        3,050

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                     Expiration                    Value
                                                                        Date          Units       (Note 2)
WARRANTS(a) (Continued)                                              ----------     ----------- ------------
  Harborside Healthcare Corp.(e)..................................    08/01/09           27,270 $        273
  HFI Holdings....................................................    09/27/09           18,093          181
  ICG Communications, Inc.........................................    09/15/05           20,790          208
  Inter Act Systems, Inc..........................................    08/01/03            4,400           44
  Intermediate Act Electronic Mktg, Inc...........................    12/15/09            4,400           44
  McLeodUSA, Inc..................................................    04/16/07           40,027        5,003
  MGC Communications, Inc.........................................    01/01/49            1,950            0
  National Restaurants Enterprises Holdings, Inc..................    05/15/08              250            3
  Nextel Int'l, Ltd...............................................    04/15/07            1,650           16
  Pagemart, Inc...................................................    12/31/03            9,200           92
  Price Communications Cellular Holdings..........................    08/01/07            6,880      309,600
  Primus Telecommunications Group.................................    08/01/04            1,500           15
  R & B Falcon....................................................    05/01/09            2,875      718,750
  Star Choice Communications, Inc., (cost $0; purchased 12/18/97)(f)  12/15/05           69,480      416,880
  Sterling Chemical Holdings, Inc.................................    08/15/08              560          336
  Tellus Corp.....................................................    09/15/05           42,866            0
  USN Communications, Inc.........................................    08/15/04           10,590          106
  Verado Holdings, Inc., Ser. B...................................    04/15/08            1,175           12
  Versatel Telecommunications.....................................    05/15/08            2,000           20
  Wam!Net, Inc....................................................    03/01/05            3,000           30
  Waste Systems International.....................................    01/15/06           60,000          600
  XM Satellite Radio, Inc.........................................    03/03/10            5,005            0
                                                                                                ------------
TOTAL WARRANTS
  (cost $2,071,260)............................................................................    1,470,553
                                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,015,686,323)........................................................................  862,567,266
                                                                                                ------------
                                                                                      Shares
                                                                                    -----------
SHORT-TERM INVESTMENT -- 13.1%
MUTUAL FUND
  Prudential Core Investment Fund -- Taxable Money Market Series(d) (Note 4)
  (cost $120,635,112)............................................................   120,635,112 $120,635,112
                                                                                                ------------
TOTAL INVESTMENTS -- 106.4%
  (cost $1,136,321,435; Note 7)................................................................  983,202,378
LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.4)%................................................  (58,830,008)
                                                                                                ------------
TOTAL NET ASSETS -- 100.0%..................................................................... $924,372,370
                                                                                                ============

The following abbreviations are used in portfolio descriptions:

AB     Aktiebolag (Swedish Company)
LP     Limited Partnership
LLC    Limited Liability Company
M.T.N. Medium Term Note
NV     Naamloze Vennootschap (Dutch Company)
PIK    Payment-in-kind
PLC    Public Limited Company (British Limited Liability Company)

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $70,237,657; cash collateral of $75,969,962 was received with which the portfolio purchased securities.

(c) Represents issuer in default on interest payments, non-income producing security.

(d) Represents security purchased with cash collateral received for securities of loan.

(e) Indicates a fair valued security. The aggregate value, $5,521,524 is approximately 0.6% of net assets.

(f) Indicates a restricted security; the aggregate cost of the restricted securities is $15,379,823. The aggregate value, $3,108,210 is approximately 0.3% of net assets.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                               -------------------
                               JENNISON PORTFOLIO
                               -------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



      LONG-TERM INVESTMENTS -- 98.4%                           Value
                                                  Shares      (Note 2)
      COMMON STOCKS -- 97.2%                     --------- --------------
      Aerospace & Defense -- 3.2%
        Boeing Co. (The)........................   220,600 $    9,927,000
        Lockheed Martin Corp....................   276,900     19,244,550
        Northrop Grumman Corp...................   222,900     27,862,500
                                                           --------------
                                                               57,034,050
                                                           --------------
      Automobiles -- 2.8%
        Bayerische Motoren Werke (BMW)
         AG (Germany)...........................   565,400     22,955,956
        Harley-Davidson, Inc....................   520,900     26,706,543
                                                           --------------
                                                               49,662,499
                                                           --------------
      Banks -- 1.4%
        Bank One Corp...........................   652,800     25,119,744
                                                           --------------
      Beverages -- 3.9%
        Coca-Cola Co. (The).....................   316,200     17,707,200
        PepsiCo, Inc............................ 1,065,200     51,342,640
                                                           --------------
                                                               69,049,840
                                                           --------------
      Biotechnology -- 3.5%
        Amgen, Inc.(a)..........................   662,400     27,741,312
        Genentech, Inc.(a)......................   775,200     25,969,200
        MedImmune, Inc.(a)......................   357,100      9,427,440
                                                           --------------
                                                               63,137,952
                                                           --------------
      Commercial Services & Supplies -- 1.0%
        Concord EFS, Inc.(a)....................   617,400     18,608,436
                                                           --------------
      Communications Equipment -- 2.3%
        Cisco Systems, Inc.(a).................. 2,277,800     31,775,310
        Nokia Oyj ADR (Finland).................   656,800      9,510,464
                                                           --------------
                                                               41,285,774
                                                           --------------
      Computers & Peripherals -- 3.8%
        Dell Computer Corp.(a).................. 1,159,000     30,296,260
        EMC Corp.(a)............................ 1,179,000      8,901,450
        Hewlett-Packard Co...................... 1,909,000     29,169,520
                                                           --------------
                                                               68,367,230
                                                           --------------
      Diversified Financials -- 10.5%
        American Express Co.....................   862,100     31,311,472
        Capital One Financial Corp..............   189,500     11,568,975
        Citigroup, Inc.......................... 1,394,800     54,048,500
        Goldman Sachs Group, Inc................   478,800     35,119,980
        MBNA Corp...............................   671,700     22,213,119
        Merrill Lynch & Co., Inc................   691,100     27,989,550
        Morgan Stanley..........................   155,400      6,694,632
                                                           --------------
                                                              188,946,228
                                                           --------------
      Energy Equipment & Services -- 2.0%
        Schlumberger, Ltd.......................   782,700     36,395,550
                                                           --------------
      Health Care Equipment & Supplies -- 1.4%
        Baxter International, Inc...............   568,300     25,260,935
                                                           --------------
      Health Care Providers & Services -- 2.0%
        AmerisourceBergen Corp..................   185,300     14,082,800
        HCA, Inc................................   285,900     13,580,250
        Laboratory Corp. of America Holdings(a).    77,700      3,547,005
        Quest Diagnostics, Inc.(a)..............    57,500      4,947,875
                                                           --------------
                                                               36,157,930
                                                           --------------

         COMMON STOCKS                                       Value
                                                Shares      (Note 2)
         (Continued)                           --------- --------------
         Hotels Restaurants & Leisure -- 2.3%
           Marriott International, Inc.
            (Class "A" Stock).................   658,500 $   25,055,925
           Starbucks Corp.....................   625,600     15,546,160
                                                         --------------
                                                             40,602,085
                                                         --------------
         Household Products -- 1.0%
           Procter & Gamble Co. (The).........   190,600     17,020,580
                                                         --------------
         Industrial Conglomerates -- 2.3%
           3M Co..............................   241,600     29,716,800
           General Electric Co................   363,800     10,568,390
                                                         --------------
                                                             40,285,190
                                                         --------------
         Insurance -- 6.2%
           American International Group, Inc..   875,637     59,744,713
           Hartford Financial Services
            Group, Inc. (The).................   454,000     26,999,380
           XL Capital, Ltd. (Class "A" Stock).   296,100     25,079,670
                                                         --------------
                                                            111,823,763
                                                         --------------
         Internet & Catalog Retail -- 1.6%
           eBay, Inc..........................   272,600     16,797,612
           USA Interactive(a).................   528,000     12,381,600
                                                         --------------
                                                             29,179,212
                                                         --------------
         Media -- 7.7%
           AOL Time Warner, Inc.(a)...........   734,700     10,807,437
           Liberty Media Corp.
            (Class "A" Stock)(a).............. 2,125,200     21,252,000
           New York Times Co. (The)
            (Class "A" Stock).................   538,100     27,712,150
           Univision Communications, Inc.(a)..   749,200     23,524,880
           Viacom, Inc. (Class "B" Stock)(a).. 1,218,019     54,043,503
                                                         --------------
                                                            137,339,970
                                                         --------------
         Multiline Retail -- 7.6%
           Costco Wholesale Corp.(a)..........   545,900     21,082,658
           Kohl's Corp.(a)....................   947,800     66,421,824
           Wal-Mart Stores, Inc...............   892,300     49,085,423
                                                         --------------
                                                            136,589,905
                                                         --------------
         Oil & Gas -- 1.0%
           Exxon Mobil Corp...................   450,100     18,418,092
                                                         --------------
         Paper & Forest Products -- 2.5%
           International Paper Co.............   619,800     27,010,884
           Weyerhaeuser Co....................   284,700     18,178,095
                                                         --------------
                                                             45,188,979
                                                         --------------
         Personal Products -- 1.6%
           Gillette Co. (The).................   871,100     29,504,157
                                                         --------------
         Pharmaceuticals -- 8.9%
           Abbott Laboratories................   733,900     27,631,335
           Johnson & Johnson..................   713,000     37,261,380
           Pfizer, Inc........................   726,900     25,441,500
           Pharmacia Corp.....................   584,294     21,881,810
           Sepracor, Inc.(a)..................   514,800      4,916,340
           Wyeth..............................   822,700     42,122,240
                                                         --------------
                                                            159,254,605
                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

                         -------------------------------
                         JENNISON PORTFOLIO (Continued)
                         -------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


        COMMON STOCKS                                        Value
                                                Shares      (Note 2)
        (Continued)                           ---------- --------------
        Semiconductor Equipment & Products -- 5.5%
          Analog Devices, Inc.(a)............    220,500 $    6,548,850
          Applied Materials, Inc.(a).........    435,800      8,288,916
          Intel Corp.........................  1,382,400     25,256,448
          KLA-Tencor Corp.(a)................    154,600      6,800,854
          Maxim Integrated Products, Inc.(a).    265,700     10,184,281
          STMicroelectronics NV, ADR
           (Switzerland).....................    524,500     12,761,085
          Texas Instruments, Inc............. .1,244,700     29,499,390
                                                         --------------
                                                             99,339,824
                                                         --------------
        Software -- 4.2%
          Adobe Systems, Inc.................    332,800      9,484,800
          Microsoft Corp.(a).................  1,186,500     64,901,550
                                                         --------------
                                                             74,386,350
                                                         --------------
        Specialty Retail -- 7.0%
          Bed Bath & Beyond, Inc.(a).........    934,500     35,268,030
          Home Depot, Inc....................    271,700      9,979,541
          Lowe's Cos., Inc...................  1,027,600     46,653,040
          Tiffany & Co.......................    975,000     34,320,000
                                                         --------------
                                                            126,220,611
                                                         --------------
        TOTAL COMMON STOCKS
         (cost $1,936,314,859)..........................  1,744,179,491
                                                         --------------
        PREFERRED STOCK -- 1.2%
        Automobiles
          Porsche AG (Germany)(a)
           (cost $19,784,865)................     44,170     21,048,290
                                                         --------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $1,956,099,724)..........................  1,765,227,781
                                                         --------------

                                            Principal
                                             Amount        Value
         SHORT-TERM                           (000)       (Note 2)
         INVESTMENTS -- 1.7%                ---------- --------------
         U.S. Government Obligations -- 0.9%
           United States Treasury Bills,
            1.67%, 08/15/02................     $1,325 $    1,322,234
            1.70%, 08/15/02................      1,705      1,701,388
            1.71%, 08/15/02................      3,435      3,427,668
            1.72%, 08/15/02................      2,078      2,073,545
            1.73%, 08/15/02................      6,760      6,745,380
                                                       --------------
            (cost $15,270,215).............                15,270,215
                                                       --------------
                                             Shares
                                            ----------
         Mutual Fund -- 0.8%
         Prudential Core Investment Fund --
          Taxable Money Market Series
          (Note 4)......................... 15,080,741     15,080,741
                                                       --------------
         TOTAL SHORT-TERM INVESTMENTS
          (cost $30,350,956)..........................     30,350,956
                                                       --------------
         TOTAL INVESTMENTS -- 100.1%
          (cost $1,986,450,680; Note 7)...............  1,795,578,737
         UNREALIZED APPRECIATION ON FORWARD
          FOREIGN CURRENCY CONTRACTS(b)...............            378
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (0.1)%............................     (1,559,106)
                                                       --------------
         NET ASSETS -- 100.0%......................... $1,794,020,009
                                                       ==============

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   AG  Aktiengesellschaft (German Corporation)
   NV  Naamloze Vennootschap (Dutch Company)
   Oyj Julkinen Osakeyhtio (Finnish Corporation)
   PLC Public Limited Company (British Limited Liability Company)
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)   Non-incomeproducing security.

(b)Outstanding forward foreign currency contracts as of June 30, 2002 were as follows:

         Foreign Currency       Value at       Value at     Unrealized
         Contracts           Settlement Date June 30, 2002 Appreciation
         ------------------  --------------- ------------- ------------
         Purchased:
           Euro Dollar
            expiring 7/1/02     $163,475       $163,853        $378
                                                               ====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

                             -----------------------
                             MONEY MARKET PORTFOLIO
                             -----------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Principal
                                            Interest Maturity  Amount       Value
                                              Rate     Date     (000)      (Note 2)
                                            -------- -------- --------- --------------
Bank Notes -- 2.3%
  American Express Centurion Bank(a).......    1.84% 06/26/03  $ 8,000  $    8,000,000
  US Bank NA...............................   1.765% 05/29/03   20,000      19,991,922
                                                                        --------------
                                                                            27,991,922
                                                                        --------------
Certificates of Deposit-Yankee -- 20.1%
  Abbey National Treasury..................    1.76% 10/10/02   20,000      19,997,233
  Abbey National Treasury..................    2.63% 12/27/02   25,000      24,997,584
  Bank of Scotland, New York...............    1.80% 08/23/02    2,082       2,076,483
  BNP Paribas SA...........................    1.99% 08/30/02   37,000      37,003,026
  BNP Paribas SA...........................    2.01% 09/30/02   11,000      11,000,000
  Canadian Imperial Bank of Commerce.......    2.12% 12/13/02   50,000      49,997,760
  Istituto Bancario San Paolo..............    1.95% 07/31/02   25,000      25,000,000
  Natexis Banque, New York.................    1.83% 08/26/02   50,000      50,000,000
  Svenska Handelsbanken AB.................    4.11% 07/08/02   18,000      18,000,000
  Svenska Handelsbanken AB.................    4.07% 07/30/02    6,000       6,010,363
                                                                        --------------
                                                                           244,082,449
                                                                        --------------
Commercial Paper -- 45.2%
  Alianz Finance Corp......................    1.94% 09/16/02   33,000      32,863,068
  American Express Credit Corp.............    1.75% 07/16/02    8,000       7,994,167
  Black Forest Funding Corp................    1.80% 07/08/02   25,000      24,991,250
  Blue Ridge Asset Funding.................    1.80% 08/05/02   29,052      29,001,159
  Bradford & Bingley PLC...................    1.82% 08/19/02    7,165       7,147,251
  Canadian Imperial Bank of Commerce.......    2.04% 10/28/02   10,000      10,000,000
  Danske Bank..............................    1.80% 08/02/02    8,100       8,087,040
  Den Norske Bank ASA......................    1.81% 09/03/02   25,000      24,919,556
  Enterprise Funding Corp..................    1.73% 07/11/02    5,739       5,736,242
  Falcon Asset Securitization Corp.........    1.80% 08/12/02    1,158       1,155,568
  Forrestal Funding Master Trust...........    1.81% 07/26/02   20,000      19,974,861
  Forrestal Funding Master Trust...........    1.85% 07/31/02   20,000      19,969,167
  GE Financial Assurance Holdings..........    1.83% 08/19/02    9,108       9,085,313
  Halifax PLC..............................    1.80% 07/29/02    1,200       1,198,320
  JP Morgan Chase Bank.....................    1.82% 08/21/02   29,000      29,000,000
  KBC Financial Products, Intl.............    1.81% 08/29/02   25,000      24,925,840
  Merck & Co., Inc.........................    2.00% 07/01/02    3,579       3,579,000
  Nordea North America, Inc................    1.80% 08/16/02   19,100      19,056,070
  Nordea Nortth America, Inc...............    1.80% 08/01/02    1,000         998,450
  Nyala Funding LLC........................    1.80% 07/24/02   10,000       9,988,500
  Nyala Funding LLC........................    1.90% 08/16/02    4,595       4,583,844
  Old Line Funding Corp....................    1.80% 08/20/02    3,642       3,632,895
  Prudential PLC...........................    1.80% 08/09/02    4,000       3,992,200
  San Paolo U.S. Finance Co................    2.05% 10/31/02   10,000       9,930,528
  Santander Hispano Finance Delaware, Inc..    1.83% 07/31/02    1,000         998,475
  Santander Hispano Finance Delaware, Inc..    1.80% 08/13/02    6,000       5,987,100
  Schlumberger Technology Corp.............    1.79% 09/09/02   43,192      43,041,668
  Sheffield Receivables Corp...............    1.80% 09/05/02    1,230       1,225,941
  Spintab/Swedmortgage AB..................    1.80% 09/13/02   39,000      38,855,700
  Spintab/Swedmortgage AB..................    1.80% 09/18/02   21,000      20,917,050
  Svenska Handelsbanken, Inc...............    1.80% 08/16/02    3,400       3,392,180
  Svenska Handelsbanken, Inc...............    2.03% 10/21/02   25,000      24,842,111
  Thunder Bay Funding Corp.................    1.81% 07/19/02    5,246       5,241,252
  Thunder Bay Funding Corp.................    1.79% 08/12/02   19,631      19,590,004
  Thunder Bay Funding Corp.................    1.85% 08/20/02   10,000       9,974,306
  Triple-A One Funding Corp................    1.80% 07/08/02    2,652       2,651,072
  UBS AG...................................   1.865% 07/31/02   25,000      25,000,000
  UBS Finance (Delaware), Inc..............    2.00% 07/01/02   36,000      36,000,000
                                                                        --------------
                                                                           549,527,148
                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

                       -----------------------------------
                       MONEY MARKET PORTFOLIO (Continued)
                       -----------------------------------

                                                      June 30, 2002 (Unaudited)


                                                                                                   Principal
                                                                                 Interest Maturity  Amount       Value
                                                                                   Rate     Date     (000)      (Note 2)
                                                                                 -------- -------- --------- --------------
Certificate of Deposit - Eurodollar -- 7.4%
 Banca Intesa SpA...............................................................    1.92% 08/14/02  $42,000  $   41,997,453
 Banca Intesa SpA...............................................................    2.05% 09/12/02   10,000       9,996,570
 Dresdner Bank AG...............................................................    1.88% 12/23/02   11,000      10,899,472
 Landeskreditbank Baden-Wuerttemberg............................................    1.84% 12/31/02   27,000      26,995,902
                                                                                                             --------------
                                                                                                                 89,889,397
Other Corporate Obligations -- 20.9%
 Allstate Life Insurance (cost $7,000,000; purchased 4/30/01)(a)(b).............    2.09% 02/03/03    7,000       7,000,000
 Chase Manhattan Corp...........................................................    2.07% 02/13/03   10,000      10,010,031
 First Bank Systems, Inc.(a)....................................................    1.99% 07/17/02    3,200       3,200,224
 GE Capital Assurance Co. (cost $7,000,000; purchased 7/20/01)(a)(b)............    1.92% 07/22/02    7,000       7,000,000
 GE Capital International Funding...............................................    1.81% 08/20/02    3,000       2,992,458
 GE Capital International Funding...............................................    1.81% 08/29/02   24,000      23,928,807
 General Electric Capital Corp..................................................    1.87% 07/09/02   16,000      16,000,000
 Goldman Sachs Group, Inc.......................................................    2.04% 09/16/02   45,000      45,000,000
 JP Morgan Chase & Co...........................................................    2.01% 09/06/02   20,000      20,015,392
 Merrill Lynch & Co., Inc.......................................................    1.89% 07/11/03   28,000      28,000,000
 Merrill Lynch & Co., Inc.(a)...................................................    2.07% 11/13/02   20,000      20,015,925
 Merrill Lynch & Co., Inc.......................................................    1.91% 11/26/02    8,000       7,999,655
 Metropolitan Life Insurance (cost $9,000,000; purchased 2/6/01)(a)(b)..........    1.99% 02/07/03    9,000       9,000,000
 Morgan Stanley Dean Witter & Co................................................    2.10% 02/21/03    5,000       5,006,759
 Morgan Stanley Dean Witter & Co................................................    2.03% 01/16/03   10,000      10,010,242
 Morgan Stanley Group, Inc.(a)..................................................    1.90% 07/15/02   25,000      25,000,000
 National City Bank.............................................................    1.94% 07/03/02    7,000       7,006,340
 Travelers Insurance Co. (cost $7,000,000; purchased 7/6/00)(a)(b)..............    1.92% 07/08/02    7,000       7,000,000
                                                                                                             --------------
                                                                                                                254,185,833
                                                                                                             --------------
U.S. Government Obligations -- 6.0%
 Federal Home Loan Bank.........................................................   6.375% 11/15/02   22,095      22,466,579
 Federal Home Loan Mortgage Corp................................................    6.63% 08/15/02   15,595      15,686,494
 Federal Home Loan Mortgage Corp................................................    6.25% 10/15/02   25,000      25,244,426
 Federal National Mortgage Association..........................................    6.25% 11/15/02    8,972       9,118,726
                                                                                                             --------------
                                                                                                                 72,516,225
                                                                                                             --------------
TOTAL INVESTMENTS -- 101.9%  (amortized cost $ 1,238,192,974; (c))..........................................  1,238,192,974
                                                                                                             --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9)%.............................................................    (22,628,131)
                                                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................................................. $1,215,564,843
                                                                                                             ==============

The following abbreviations are used in portfolio descriptions:

AB  Aktiebolag (Swedish Company)
AG  Aktiengesellschaft (German Corporation)
ASA Allmennaksjeselskap (Norwegian Company)
LLC Limited Liability Company
PLC Public Limited Company (British Limited Liability Company)
SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
SpA Societa per Azioni (Italian Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2002.

(b) Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $30,000,000 and represents 2.5% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2002, was as follows:

 Commercial Banks           59.4% Life Insurance                          5.9%
 Security Brokers & Dealers 11.6% Bank Holding Companies                  4.9%
 Asset Backed Securities     9.6% Short Term Business Credit              3.5%
 Federal Credit Agencies     6.0% Financial Services                      0.7%
                                  Pharmaceuticals                         0.3%
                                                                        -----
                                                                        101.9%
                                  Liabilities in excess of other assets  (1.9)%
                                                                        -----
                                                                        100.0%
                                                                        =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

                ------------------------------------------------
                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                ------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


      LONG-TERM INVESTMENTS -- 100.0%                            Value
                                                      Shares    (Note 2)
      MUTUAL FUNDS                                    ------- -----------
        Prudential Jennison Portfolio................  77,519 $ 1,168,985
        SP Alliance Large Cap Growth Portfolio....... 203,754   1,185,848
        SP Davis Value Portfolio..................... 287,459   2,354,286
        SP Deutsche International Equity Portfolio... 296,900   2,155,496
        SP Jennison International Growth Portfolio    410,418   2,113,651
        SP Prudential U.S. Emerging Growth Portfolio. 269,271   1,413,671
        SP Small/Mid Cap Value Portfolio............. 130,893   1,528,829
                                                              -----------
      TOTAL INVESTMENTS -- 100.0%
       (cost $13,094,645; Note 7)............................  11,920,766
      LIABILITIES IN EXCESS OF OTHER ASSETS..................        (510)
                                                              -----------
      NET ASSETS -- 100.0%................................... $11,920,256
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

                       -----------------------------------
                       SP AIM AGGRESSIVE GROWTH PORTFOLIO
                       -----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



         LONG-TERM INVESTMENTS -- 90.1%                       Value
                                                     Shares  (Note 2)
         COMMON STOCKS                               ------ ----------
         Advertising -- 0.5%
           Lamar Advertising Co.(a)................. 1,070  $   39,815
                                                            ----------
         Auto Parts & Equipment -- 1.0%
           Lear Corp.(a)............................   900      41,625
           Superior Industries International, Inc...   900      41,625
                                                            ----------
                                                                83,250
                                                            ----------
         Banks and Savings & Loans -- 1.2%
           Southwest Bancorp of Texas, Inc.(a)...... 1,390      50,346
           TCF Financial Corp.......................   970      47,627
                                                            ----------
                                                                97,973
                                                            ----------
         Chemicals -- 2.5%
           OM Group, Inc............................ 2,280     141,360
           Valspar Corp. (The)...................... 1,400      63,196
                                                            ----------
                                                               204,556
                                                            ----------
         Commercial Services -- 8.6%
           Brocade Communications Systems, Inc.(a)..   990      17,305
           Catalina Marketing Corp.(a)..............   790      22,294
           Cintas Corp.............................. 1,370      67,719
           Concord EFS, Inc.(a)..................... 1,760      53,046
           Corporate Executive Board Co.(a).........   660      22,605
           Fiserv, Inc.(a).......................... 2,180      80,028
           Iron Mountain, Inc.(a)................... 2,150      66,328
           Jacobs Engineering Group, Inc.(a)........ 3,960     137,729
           Moody's Corp.............................   700      34,825
           Paychex, Inc............................. 4,560     142,682
           Plexus Corp.(a)..........................   680      12,308
           SEI Investments Co....................... 1,360      38,311
                                                            ----------
                                                               695,180
                                                            ----------
         Computers -- 1.8%
           CDW Computer Centers, Inc.(a)............ 3,050     142,770
                                                            ----------
         Computer Services -- 6.6%
           Cerner Corp.(a)..........................   860      41,134
           DST Systems, Inc.(a)..................... 2,000      91,420
           FactSet Research Systems, Inc............ 1,600      47,632
           Jack Henry & Associates, Inc............. 1,340      22,365
           Kronos, Inc.(a)..........................   780      23,781
           National Instruments Corp.(a)............ 3,080     100,285
           Reynolds & Reynolds Co. (The)
            (Class "A" Stock)....................... 1,400      39,130
           SunGard Data Systems, Inc.(a)............ 6,140     162,587
                                                            ----------
                                                               528,334
                                                            ----------
         Construction -- 0.4%
           Insituform Technologies, Inc.(a)......... 1,580      33,464
                                                            ----------
         Distribution/Wholesale -- 1.2%
           Fastenal Co.............................. 2,560      98,586
                                                            ----------
         Drugs & Medical Supplies -- 8.2%
           AmerisourceBergen Corp...................   830      63,080
           Beckman Coulter, Inc..................... 1,400      69,860
           Biomet, Inc.............................. 1,600      43,392
           Fisher Scientific International, Inc.(a). 2,100      58,800
           Henry Schein, Inc.(a)....................   990      44,055
           Laboratory Corp. of America Holdings(a).. 1,660      75,779
           Medicis Pharmaceutical Corp.(a).......... 1,020      43,615
           Patterson Dental Co.(a).................. 1,260      63,416

                                                              Value
          COMMON STOCKS                              Shares  (Note 2)
          (Continued)                                ------ ----------
          Drugs & Medical Supplies (cont'd.)
            Quest Diagnostics, Inc.(a).............. 1,310  $  112,725
            Techne Corp.(a).........................   790      22,294
            Varian Medical Systems, Inc.(a)......... 1,660      67,313
                                                            ----------
                                                               664,329
                                                            ----------
          Education -- 1.1%
            Apollo Group, Inc. (Class "A" Stock)(a). 1,405      55,385
            DeVry, Inc.(a).......................... 1,350      30,834
                                                            ----------
                                                                86,219
                                                            ----------
          Electronics -- 6.2%
            Altera Corp.(a)......................... 1,400      19,040
            Broadcom Corp.(a)....................... 1,930      33,852
            Gentex Corp.(a)......................... 2,870      78,839
            Intersil Corp.(a)....................... 1,390      29,718
            Lattice Semiconductor Corp.(a).......... 1,410      12,253
            Microchip Technology, Inc.(a)........... 4,555     124,944
            Molex, Inc. (Class "A" Stock)........... 2,880      78,998
            QLogic Corp.(a)......................... 1,360      51,816
            Semtech Corp.(a)........................ 1,780      47,526
            Waters Corp.(a).........................   700      18,690
                                                            ----------
                                                               495,676
                                                            ----------
          Financial Services -- 5.6%
            Affiliated Managers Group, Inc.(a)......   740      45,510
            AmeriCredit Corp.(a).................... 1,400      39,270
            Doral Financial Corp.................... 1,360      45,410
            Federated Investors, Inc................ 1,390      48,052
            Investment Technology Group, Inc.(a).... 1,065      34,826
            Investors Financial Services Corp....... 3,660     122,757
            Legg Mason, Inc......................... 1,070      52,794
            Waddell & Reed Financial, Inc........... 2,870      65,780
                                                            ----------
                                                               454,399
                                                            ----------
          Gas Pipelines -- 0.9%
            Shaw Group, Inc. (The)(a)............... 2,370      72,759
                                                            ----------
          Hospitals/Healthcare Management -- 10.0%
            Caremark Rx, Inc.(a).................... 4,280      70,620
            Community Health Care(a)................ 2,530      67,804
            Express Scripts, Inc.(a)................ 3,070     153,838
            First Health Group Corp.(a)............. 4,610     129,264
            Health Management Associates, Inc.(a)... 4,260      85,839
            LifePoint Hospitals, Inc.(a)............ 1,690      61,364
            Lincare Holdings, Inc.(a)............... 2,030      65,569
            McKesson Corp........................... 3,690     120,663
            Province Healthcare Co.(a).............. 2,135      47,739
                                                            ----------
                                                               802,700
                                                            ----------
          Human Resources -- 2.4%
            Robert Half International, Inc.(a)...... 8,430     196,419
                                                            ----------
          Insurance -- 2.2%
            ACE, Ltd................................ 1,440      45,504
            Brown & Brown, Inc...................... 1,130      35,595
            HCC Insurance Holdings, Inc............. 3,570      94,069
                                                            ----------
                                                               175,168
                                                            ----------
          Internet Content -- 0.8%
            eBay, Inc.(a)........................... 1,000      61,620
                                                            ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

                 -----------------------------------------------
                 SP AIM AGGRESSIVE GROWTH PORTFOLIO (Continued)
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                Value
        COMMON STOCKS                                   Shares (Note 2)
        (Continued)                                     ------ --------
        Leisure -- 0.4%
          International Speedway Corp.
           (Class "A" Stock)...........................   900  $ 36,090
                                                               --------
        Machinery -- 0.3%
          AGCO Corp.(a)................................ 1,400    27,300
                                                               --------
        Manufacturing -- 0.6%
          Danaher Corp.................................   750    49,763
                                                               --------
        Media -- 1.7%
          Hispanic Broadcasting Corp.(a)............... 1,850    48,285
          Univision Communications, Inc.(a)............ 1,410    44,274
          Westwood One, Inc.(a)........................ 1,400    46,788
                                                               --------
                                                                139,347
                                                               --------
        Oil & Gas Exploration & Production -- 1.4%
          ENSCO International, Inc..................... 2,100    57,246
          Newfield Exploration Co.(a).................. 1,390    51,666
                                                               --------
                                                                108,912
                                                               --------
        Oil & Gas Services -- 6.2%
          Cal Dive International, Inc.(a).............. 2,870    63,140
          Cooper Cameron Corp.(a)...................... 1,460    70,693
          Core Laboratories NV(a)...................... 1,370    16,467
          National-Oilwell, Inc.(a).................... 2,820    59,361
          Patterson-UTI Energy, Inc.(a)................ 4,560   128,729
          Pride International, Inc.(a)................. 6,940   108,681
          Varco International, Inc.(a)................. 2,870    50,340
                                                               --------
                                                                497,411
                                                               --------
        Restaurants -- 2.4%
          CBRL Group, Inc.............................. 1,380    42,118
          CEC Entertainment, Inc.(a)...................   990    40,887
          Cheesecake Factory, Inc. (The)(a)............   870    30,868
          Sonic Corp.(a)............................... 1,090    34,237
          Starbucks Corp.(a)........................... 1,970    48,954
                                                               --------
                                                                197,064
                                                               --------
        Retail -- 7.5%
          American Eagle Outfitters, Inc.(a)........... 1,000    21,140
          AutoZone, Inc.(a)............................   730    56,429
          Bed Bath & Beyond, Inc.(a)................... 1,290    48,685
          Circuit City Stores, Inc. -- CarMax Group(a). 1,200    25,980
          Dollar Tree Stores, Inc.(a).................. 2,020    79,608
          Foot Locker, Inc.(a)......................... 1,720    24,854
          Genesco, Inc.(a).............................   890    21,671
          Kohl's Corp.(a)..............................   290    20,323
          Men's Wearhouse, Inc. (The)(a)............... 1,500    38,250
          MSC Industrial Direct Co., Inc.
           (Class "A" Stock)(a)........................ 2,300    44,850
          Pacific Sunwear of California, Inc.(a)....... 1,980    43,897
          Staples, Inc.(a)............................. 2,100    41,370
          Too, Inc.(a)................................. 1,650    50,820
          Williams-Sonoma, Inc.(a)..................... 2,880    88,301
                                                               --------
                                                                606,178
                                                               --------

                                                            Value
            COMMON STOCKS                        Shares    (Note 2)
            (Continued)                         --------- ----------
            Semiconductor Equipment -- 2.5%
              Axcelis Technologies, Inc.(a)....   2,900   $   32,770
              Lam Research Corp.(a)............   1,730       31,105
              Linear Technology Corp...........   1,400       44,002
              LTX Corp.(a).....................   2,280       32,558
              Skyworks Solutions, Inc.(a)......   1,810       10,046
              Varian Semiconductor Equipment
               Associates, Inc.(a).............   1,400       47,502
                                                          ----------
                                                             197,983
                                                          ----------
            Software -- 3.2%
              Activision, Inc.(a)..............   2,455       71,342
              Advent Software, Inc.(a).........     400       10,280
              BARRA, Inc.(a)...................     500       18,590
              Electronic Arts, Inc.(a).........   1,090       71,995
              Intuit, Inc.(a)..................   1,700       84,524
                                                          ----------
                                                             256,731
                                                          ----------
            Telecommunications -- 1.0%
              RF Micro Devices, Inc.(a)........   1,250        9,525
              UTStarcom, Inc.(a)...............   3,370       67,973
                                                          ----------
                                                              77,498
                                                          ----------
            Trucking & Shipping -- 1.3%
              Expeditors International of
               Washington, Inc.................   3,040      100,806
                                                          ----------
            Waste Management -- 0.4%
              Stericycle, Inc.(a)..............     800       28,328
                                                          ----------
            TOTAL LONG-TERM INVESTMENTS
             (cost $7,475,613)...........................  7,256,628
                                                          ----------

                                                Principal
                                                 Amount
            SHORT-TERM                            (000)
            INVESTMENT -- 9.5%                  ---------
            U.S. Government Securities
              Federal Home Loan Bank,
               1.87%, 07/01/02 (cost $767,000).  $  767      767,000
                                                          ----------
            TOTAL INVESTMENTS -- 99.6%
             (cost $8,242,613; Note 7)...................  8,023,628
            OTHER ASSETS IN EXCESS OF
             LIABILITIES -- 0.4%.........................     32,937
                                                          ----------
            NET ASSETS -- 100.0%......................... $8,056,565
                                                          ==========

The following abbreviations are used in portfolio descriptions:

NV  Naamloze Vennootschap (Belgian or Dutch Company)

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

                          -----------------------------
                          SP AIM CORE EQUITY PORTFOLIO
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


        LONG-TERM INVESTMENTS -- 85.7%
                                                                Value
                                                       Shares  (Note 2)
        COMMON STOCKS                                  ------ ----------
        Advertising -- 1.3%
          Omnicom Group, Inc..........................  3,700 $  169,460
                                                              ----------
        Aerospace -- 4.3%
          Lockheed Martin Corp........................    800     55,600
          Northrop Grumman Corp.......................  2,100    262,500
          Raytheon Co.................................  6,200    252,650
                                                              ----------
                                                                 570,750
                                                              ----------
        Apparel -- 1.0%
          NIKE, Inc. (Class "B" Stock)................  2,600    139,490
                                                              ----------
        Banks and Savings & Loans -- 1.1%
          Bank of America Corp........................  2,000    140,720
                                                              ----------
        Building & Construction -- 3.0%
          American Standard Cos., Inc.(a).............  1,800    135,180
          Masco Corp..................................  5,200    140,972
          Vulcan Materials Co.........................  3,000    131,400
                                                              ----------
                                                                 407,552
                                                              ----------
        Chemicals -- 1.0%
          Rohm & Haas Co..............................  3,400    137,666
                                                              ----------
        Commercial Services -- 3.1%
          Automatic Data Processing, Inc..............  3,700    161,135
          Convergys Corp.(a)..........................  7,200    140,256
          H&R Block, Inc..............................  2,500    115,375
                                                              ----------
                                                                 416,766
                                                              ----------
        Computers -- 1.4%
          International Business Machines Corp. (IBM)   2,600    187,200
                                                              ----------
        Computer Software & Services -- 4.6%
          Computer Associates International, Inc...... 14,400    228,816
          Microsoft Corp.(a)..........................  5,500    300,850
          Oracle Corp.(a).............................  8,700     82,389
                                                              ----------
                                                                 612,055
                                                              ----------
        Cosmetics & Soaps -- 5.3%
          Avon Products, Inc..........................  4,400    229,856
          Gillette Co.................................  7,000    237,090
          Procter & Gamble Co.........................  2,700    241,110
                                                              ----------
                                                                 708,056
                                                              ----------
        Diversified Manufacturing Operations -- 1.6%
          Illinois Tool Works, Inc....................  2,300    157,090
          Tyco International, Ltd.....................  4,700     63,497
                                                              ----------
                                                                 220,587
                                                              ----------
        Drugs & Medical Supplies -- 11.3%
          Abbott Laboratories.........................  2,200     82,830
          Alcon, Inc.(a)..............................  4,600    157,550
          Amgen, Inc.(a)..............................  1,700     71,196
          IMS Health, Inc.............................  8,600    154,370
          Johnson & Johnson...........................  2,400    125,424
          Pfizer, Inc.................................  3,900    136,500
          Quest Diagnostics, Inc.(a)..................  1,500    129,075
          St. Jude Medical, Inc.(a)...................  2,000    147,700
          Teva Pharmaceutical Industries, Ltd. ADR
           (Israel)...................................  2,500    166,950
          Wyeth.......................................  3,200    163,840
          Zimmer Holdings, Inc.(a)....................  4,800    171,168
                                                              ----------
                                                               1,506,603
                                                              ----------

                                                            Value
            COMMON STOCKS                          Shares  (Note 2)
            (Continued)                            ------ ----------
            Electronics -- 3.5%
              Emerson Electric Co................. 4,200  $  224,742
              Intel Corp.......................... 8,700     158,949
              Texas Instruments, Inc.............. 3,400      80,580
                                                          ----------
                                                             464,271
                                                          ----------
            Financial Services -- 3.1%
              Citigroup, Inc...................... 4,100     158,875
              Morgan Stanley Dean Witter & Co..... 2,200      94,776
              Washington Mutual, Inc.............. 4,400     163,284
                                                          ----------
                                                             416,935
                                                          ----------
            Food & Beverage -- 12.7%
              Anheuser Busch Cos., Inc............ 4,600     230,000
              Coca-Cola Co........................ 4,500     252,000
              ConAgra Foods, Inc.................. 8,700     240,555
              General Mills, Inc.................. 5,800     255,664
              J. M. Smucker Co....................    72       2,457
              Kellogg Co.......................... 5,300     190,058
              Kraft Foods, Inc. (Class "A" Stock). 4,200     171,990
              Kroger Co.(a)....................... 8,700     173,130
              Sara Lee Corp....................... 8,900     183,696
                                                          ----------
                                                           1,699,550
                                                          ----------
            Housing Related -- 1.1%
              Newell Rubbermaid, Inc.............. 4,200     147,252
                                                          ----------
            Insurance -- 3.5%
              MGIC Investment Corp................ 1,900     128,820
              Principal Financial Group, Inc.(a).. 6,300     195,300
              Travelers Property Casualty Corp.
               (Class "A" Stock)(a)............... 2,300      40,710
              XL Capital, Ltd. (Class "A" Stock).. 1,300     110,110
                                                          ----------
                                                             474,940
                                                          ----------
            Leisure -- 0.9%
              Carnival Corp....................... 4,400     121,836
                                                          ----------
            Machinery -- 1.4%
              Dover Corp.......................... 5,300     185,500
                                                          ----------
            Media -- 1.0%
              The New York Times Co.
               (Class "A" Stock).................. 2,600     133,900
                                                          ----------
            Oil & Gas Services -- 5.2%
              Baker Hughes, Inc................... 3,500     116,515
              ChevronTexaco Corp.................. 1,700     150,450
              Exxon Mobil Corp.................... 4,700     192,324
              GlobalSantaFe Corp.................. 4,900     134,015
              Valero Energy Corp.................. 2,700     101,034
                                                          ----------
                                                             694,338
                                                          ----------
            Paper & Forest Products -- 0.9%
              International Paper Co.............. 2,900     126,382
                                                          ----------
            Railroads -- 1.9%
              Norfolk Southern Corp............... 5,500     128,590
              Union Pacific Corp.................. 1,900     120,232
                                                          ----------
                                                             248,822
                                                          ----------
            Retail -- 5.0%
              Safeway, Inc.(a).................... 4,500     131,355
              Target Corp......................... 4,800     182,880

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

                    -----------------------------------------
                    SP AIM CORE EQUITY PORTFOLIO (Continued)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                             Value
          COMMON STOCKS                          Shares     (Note 2)
          (Continued)                           --------- -----------
          Retail  (cont'd.)
            The Limited, Inc...................   9,000   $   191,700
            Wal-Mart Stores, Inc...............   2,900       159,529
                                                          -----------
                                                              665,464
                                                          -----------
          Semiconductors -- 2.6%
            Altera Corp.(a)....................   4,900        66,640
            KLA-Tencor Corp.(a)................   2,800       123,172
            Taiwan Semiconductor Manufacturing
             Co. Ltd. ADR (Taiwan)(a)..........   6,600        85,800
            Xilinx, Inc.(a)....................   3,500        78,505
                                                          -----------
                                                              354,117
                                                          -----------
          Toys -- 1.4%
            Mattel, Inc........................   8,800       185,504
                                                          -----------
          Utility - Electric -- 1.2%
            TXU Corp...........................   3,200       164,960
                                                          -----------
          Waste Management -- 1.3%
            Waste Management, Inc..............   6,600       171,930
                                                          -----------
          TOTAL LONG-TERM INVESTMENTS
           (cost $12,171,864)..................            11,472,606
                                                          -----------

                                                Principal
                                                 Amount
          SHORT-TERM                              (000)
          INVESTMENT  -- 14.4%                  ---------
          U.S. Government Agency Obligation
            Federal Home Loan Bank,
             1.87%, 07/01/02 (cost $1,932,000).  $1,932     1,932,000
                                                          -----------
          TOTAL INVESTMENTS -- 100.1%
            (cost $14,103,864; Note 7)...................  13,404,606
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (0.1)%..............................     (13,770)
                                                          -----------
          NET ASSETS -- 100.0%........................... $13,390,836
                                                          ===========

The following abbreviations are used in portfolio descriptions:

                        ADR American Depositary Receipt.

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

                     ---------------------------------------
                     SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


            LONG-TERM INVESTMENTS -- 95.9%                 Value
                                                  Shares  (Note 2)
            COMMON STOCKS                         ------ ----------
            Commercial Services -- 3.2%
              Concord EFS, Inc.(a)............... 24,600 $  741,444
              First Data Corp.................... 22,320    830,304
                                                         ----------
                                                          1,571,748
                                                         ----------
            Computers -- 0.8%
              Dell Computer Corp.(a)............. 15,500    405,170
                                                         ----------
            Computer Software & Services -- 7.8%
              Automatic Data Processing, Inc.....    100      4,355
              Cisco Systems, Inc.(a)............. 78,400  1,093,680
              Electronic Data Systems Corp.......  8,200    304,630
              Microsoft Corp.(a)................. 42,900  2,346,630
              VERITAS Software Corp.(a)..........  3,400     67,286
                                                         ----------
                                                          3,816,581
                                                         ----------
            Cosmetics & Soaps -- 1.6%
              Avon Products, Inc.................  5,600    292,544
              Procter & Gamble Co................  5,300    473,290
                                                         ----------
                                                            765,834
                                                         ----------
            Diversified Operations -- 4.1%
              General Electric Co................ 57,800  1,679,090
              Philip Morris Cos., Inc............  7,300    318,864
                                                         ----------
                                                          1,997,954
                                                         ----------
            Drugs & Medical Supplies -- 16.2%
              Amgen, Inc.(a)..................... 20,400    854,352
              Baxter International, Inc.......... 18,100    804,545
              Cardinal Health, Inc............... 18,500  1,136,085
              Johnson & Johnson.................. 20,100  1,050,426
              Medtronic, Inc..................... 16,100    689,885
              Pfizer, Inc........................ 77,800  2,723,000
              Wyeth.............................. 12,100    619,520
                                                         ----------
                                                          7,877,813
                                                         ----------
            Electronics -- 3.2%
              Applied Materials, Inc.(a)......... 13,000    247,260
              Intel Corp......................... 46,500    849,555
              Maxim Integrated Products, Inc.(a).  6,000    229,980
              Texas Instruments, Inc.............  9,000    213,300
                                                         ----------
                                                          1,540,095
                                                         ----------
            Financial Services -- 18.7%
              Citigroup, Inc..................... 55,400  2,146,750
              Fannie Mae.........................  5,700    420,375
              Freddie Mac........................ 32,700  2,001,240
              Goldman Sachs Group, Inc...........  5,600    410,760
              Household International, Inc....... 13,200    656,040
              Lehman Brothers Holdings, Inc......  6,100    381,372
              MBNA Corp.......................... 67,200  2,222,304
              Merrill Lynch & Co., Inc........... 20,100    814,050
              Morgan Stanley Dean Witter & Co....  1,700     73,236
                                                         ----------
                                                          9,126,127
                                                         ----------
            Food & Beverage -- 1.8%
              Anheuser-Busch Cos., Inc........... 13,200    660,000
              PepsiCo, Inc.......................  4,400    212,080
                                                         ----------
                                                            872,080
                                                         ----------

        COMMON STOCKS                                         Value
                                                  Shares     (Note 2)
        (Continued)                              --------- -----------
        Health Care Services -- 6.4%
          Tenet Healthcare Corp.(a).............   19,200  $ 1,373,760
          UnitedHealth Group, Inc...............   16,000    1,464,800
          Wellpoint Health Networks, Inc.(a)....    3,500      272,335
                                                           -----------
                                                             3,110,895
                                                           -----------
        Insurance -- 5.4%
          ACE, Ltd..............................   12,100      382,360
          American International Group, Inc.....   25,900    1,767,157
          Progressive Corp......................    1,000       57,850
          Travelers Property Casualty Corp.
           (Class "A" Stock)(a).................   23,500      415,950
                                                           -----------
                                                             2,623,317
                                                           -----------
        Media -- 5.5%
          AOL Time Warner, Inc.(a)..............   44,900      660,479
          Clear Channel Communications, Inc.(a).   13,300      425,866
          Viacom, Inc. (Class "B" Stock)(a).....   35,600    1,579,572
                                                           -----------
                                                             2,665,917
                                                           -----------
        Motorcycles -- 1.0%
          Harley-Davidson, Inc..................    9,500      487,065
                                                           -----------
        Retail -- 16.6%
          Best Buy Co., Inc.(a).................    6,500      235,950
          Home Depot, Inc.......................   58,700    2,156,051
          Kohl's Corp.(a).......................   38,500    2,698,080
          Target Corp...........................   20,900      796,290
          Wal-Mart Stores, Inc..................   18,900    1,039,689
          Walgreen Co...........................   30,600    1,182,078
                                                           -----------
                                                             8,108,138
                                                           -----------
        Telecommunications -- 3.6%
          Comcast Corp. (Class "A" Stock)(a)....   26,000      619,840
          Nokia Oyj, ADR (Finland)..............   78,680    1,139,286
                                                           -----------
                                                             1,759,126
                                                           -----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $53,621,255)...............................  46,727,860
                                                           -----------

                                                 Principal
                                                  Amount
        SHORT-TERM                                 (000)
        INVESTMENT -- 4.9%                       ---------
        Repurchase Agreement
          Joint Repurchase Agreement Account,
           1.95%, 07/01/02
           (cost $2,413,000; Note 5)............  $ 2,413    2,413,000
                                                           -----------
        TOTAL INVESTMENTS -- 100.8%
         (cost $56,034,255; Note 7).......................  49,140,860
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (0.8)%.................................    (400,993)
                                                           -----------
        NET ASSETS -- 100.0%.............................. $48,739,867
                                                           ===========

The following abbreviations are used in portfolio descriptions:

                   ADR American Depository Receipt
                   Oyj Julkinen Osakeyhtio (Finnish Company)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

                        ---------------------------------
                        SP ALLIANCE TECHNOLOGY PORTFOLIO
                        ---------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


          LONG-TERM INVESTMENTS -- 92.1%                      Value
                                                     Shares  (Note 2)
          COMMON STOCKS                              ------ ----------
          Business Services -- 1.6%
            Accenture, Ltd. (Class "A" Stock)
             (Bermuda)(a)...........................  4,600 $   87,400
            Hewitt Associates, Inc.
             (Class "A" Stock)(a)...................    900     20,970
                                                            ----------
                                                               108,370
                                                            ----------
          Communication Equipment -- 4.4%
            Cisco Systems, Inc.(a).................. 14,300    199,485
            Juniper Networks, Inc.(a)...............  3,700     20,905
            Nokia Oyj, ADR (Finland)................  5,250     76,020
                                                            ----------
                                                               296,410
                                                            ----------
          Computer Hardware -- 7.3%
            Avocent Corp.(a)........................  4,150     66,068
            Brocade Communications Systems, Inc.(a).  4,400     76,912
            Dell Computer Corp.(a).................. 13,400    350,276
                                                            ----------
                                                               493,256
                                                            ----------
          Computer Services -- 21.3%
            Affiliated Computer Services, Inc.
             (Class "A" Stock)(a)...................  4,450    211,286
            Computer Sciences Corp.(a)..............  1,825     87,235
            Concord EFS, Inc.(a)....................  7,700    232,078
            DST Systems, Inc.(a)....................  4,700    214,837
            Exult, Inc.(a)..........................  3,650     23,725
            First Data Corp.........................  9,000    334,800
            Fiserv, Inc.(a).........................  7,430    272,755
            The BISYS Group, Inc.(a)................  1,700     56,610
                                                            ----------
                                                             1,433,326
                                                            ----------
          Contract Manufacturing -- 4.6%
            Celestica, Inc.(a)......................  2,300     52,233
            Flextronics International Ltd.(a)....... 11,100     79,143
            Sanmina Corp.(a)........................ 17,750    112,002
            Solectron Corp.(a)...................... 10,550     64,883
                                                            ----------
                                                               308,261
                                                            ----------
          Internet Content -- 5.4%
            eBay, Inc.(a)...........................  5,900    363,558
                                                            ----------
          Media -- 4.1%
            Cox Communications, Inc.
             (Class "A" Stock)(a)...................  4,100    112,955
            Viacom, Inc. (Class "B" Stock)(a).......  3,600    159,732
                                                            ----------
                                                               272,687
                                                            ----------
          Semiconductors -- 17.2%
            Altera Corp.(a).........................  6,700     91,120
            AU Optronics Corp. ADR (Taiwan)(a)......  2,550     21,191
            Fairchild Semiconductor Corp.
             (Class "A" Stock)(a)...................  3,550     86,265
            Intel Corp..............................  7,400    135,198
            Microchip Technology, Inc.(a)...........  6,715    184,192
            Micron Technology, Inc.(a)..............  5,550    112,221
            Taiwan Semiconductor Manufacturing Co.
             Ltd., ADR (Taiwan)(a).................. 20,660    268,580
            Texas Instruments, Inc..................  6,625    157,012
            United Microelectronics Corp., ADR(a)...  5,750     42,263
            Xilinx, Inc.(a).........................  2,650     59,439
                                                            ----------
                                                             1,157,481
                                                            ----------

                                                                Value
        COMMON STOCKS                                Shares    (Note 2)
        (Continued)                                 --------- ----------
        Semiconductor Equipment -- 8.0%
          Applied Materials, Inc.(a)...............   8,550   $  162,621
          KLA-Tencor Corp.(a)......................   3,000      131,970
          Maxim Integrated Products, Inc.(a).......   3,100      118,823
          Teradyne, Inc.(a)........................   5,400      126,900
                                                              ----------
                                                                 540,314
                                                              ----------
        Software -- 15.0%
          Business Objects SA, ADR(a)..............   2,850       80,085
          Electronic Arts, Inc.(a).................   3,125      206,406
          Informatica Corp.(a).....................   4,325       30,664
          Macrovision Corp.(a).....................   3,250       42,608
          Mercury Interactive Corp.(a).............   1,350       30,996
          Microsoft Corp.(a).......................   6,050      330,935
          Oracle Corp.(a)..........................   5,600       53,032
          PeopleSoft, Inc.(a)......................   6,200       92,256
          THQ, Inc.(a).............................   1,400       41,748
          VERITAS Software Corp.(a)................   5,200      102,908
                                                              ----------
                                                               1,011,638
                                                              ----------
        Telecommunications - Wireless -- 3.2%
          Motorola, Inc............................   9,350      134,827
          Sprint Corp. (PCS Group)(a)..............   8,850       39,560
          Vodafone Group PLC, ADR (United
           Kingdom)................................   2,660       36,309
                                                              ----------
                                                                 210,696
                                                              ----------
        TOTAL LONG-TERM INVESTMENTS
          (cost $8,022,295)................................    6,195,997
                                                              ----------

                                                    Principal
                                                     Amount
        SHORT-TERM                                    (000)
        INVESTMENTS -- 4.7%                         ---------
        Repurchase Agreement
          Joint Repurchase Agreement Account,
           1.95%, 07/01/02 (cost $318,000; Note 5)     $318      318,000
                                                              ----------
        TOTAL INVESTMENTS -- 96.8%
          (cost $8,340,295; Note 7)........................    6,513,997
        ASSETS IN EXCESS OF OTHER
         LIABILITIES -- 3.2%.................................    217,061
                                                              ----------
        NET ASSETS -- 100.0%................................. $6,731,058
                                                              ==========

The following abbreviations are used in portfolio descriptions:

         ADR American Depository Receipt
         Oyj Julkinen Osakeyhtio (Finnish Company)
         PLC Public Limited Company (British Limited Liability Company) SA Sociedad Anonima (Spanish Corporation) or Societe
             Anonyme (French Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                     ---------------------------------------
                     SP BALANCED ASSET ALLOCATION PORTFOLIO
                     ---------------------------------------

                                                      June 30, 2002 (Unaudited)


       LONG-TERM INVESTMENTS -- 100.0%                         Value
                                                   Shares     (Note 2)
       MUTUAL FUNDS                               --------- ------------
       Prudential Jennison Portfolio.............   625,554 $  9,433,362
       SP Alliance Large Cap Growth Portfolio.... 1,642,412    9,558,836
       SP Davis Value Portfolio.................. 2,318,282   18,986,730
       SP Deutsche International Equity Portfolio   782,329    5,679,712
       SP Jennison International Growth Portfolio 1,081,383    5,569,124
       SP PIMCO High Yield Portfolio............. 1,780,886   16,384,148
       SP PIMCO Total Return Portfolio........... 2,623,624   28,597,505
       SP Prudential U.S. Emerging Growth
        Portfolio................................ 1,490,556    7,825,420
       SP Small/Mid Cap Value Portfolio..........   723,387    8,449,155
                                                            ------------
       TOTAL INVESTMENTS -- 100.0%
        (cost $118,733,114; Note 7)........................  110,483,992
       LIABILITIES IN EXCESS OF OTHER
        ASSETS.............................................       (4,549)
                                                            ------------
       NET ASSETS -- 100.0%................................ $110,479,443
                                                            ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

                   -------------------------------------------
                   SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


         LONG-TERM INVESTMENTS -- 100.0%                     Value
                                                 Shares     (Note 2)
         MUTUAL FUNDS                           --------- -----------
         Jennison Portfolio....................   377,996 $ 5,700,185
         SP Alliance Large Cap Growth Portfolio   992,301   5,775,189
         SP Davis Value Portfolio.............. 1,400,959  11,473,851
         SP PIMCO High Yield Portfolio......... 1,674,386  15,404,350
         SP PIMCO Total Return Portfolio....... 2,960,382  32,268,168
         SP Prudential U.S. Emerging Growth
          Portfolio............................   700,434   3,677,278
         SP Small/Mid Cap Value Portfolio......   340,017   3,971,394
                                                          -----------
         TOTAL INVESTMENTS -- 100.0%
          (cost $82,878,070; Note 7).....................  78,270,415
         LIABILITIES IN EXCESS OF OTHER
          ASSETS.........................................      (3,212)
                                                          -----------
         NET ASSETS -- 100.0%............................ $78,267,203
                                                          ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

                            -------------------------
                            SP DAVIS VALUE PORTFOLIO
                            -------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


          LONG-TERM INVESTMENTS -- 86.2%                     Value
                                                   Shares   (Note 2)
          COMMON STOCKS                            ------- -----------
          Banks -- 3.9%
            Golden West Financial Corp............ 516,000 $ 3,549,048
            Lloyds TSB Group PLC. ADR.............  41,300   1,654,065
                                                           -----------
                                                             5,203,113
                                                           -----------
          Construction & Housing -- 3.2%
            American Standard Cos., Inc.(a).......   5,800     435,580
            Martin Marietta Materials, Inc........  26,400   1,029,600
            Masco Corp............................  64,000   1,735,040
            Vulcan Materials Co...................  25,300   1,108,140
                                                           -----------
                                                             4,308,360
                                                           -----------
          Consumer Services -- 4.1%
            Marriott International, Inc...........  28,000   1,065,400
            United Parcel Service, Inc............  73,800   4,557,150
                                                           -----------
                                                             5,622,550
                                                           -----------
          Containers & Packaging -- 2.4%
            Sealed Air Corp.(a)...................  80,100   3,225,627
                                                           -----------
          Diversified Consumer Products -- 7.2%
            Lexmark International, Inc.(a)........  44,100   2,399,040
            Philip Morris Cos., Inc............... 169,300   7,395,024
                                                           -----------
                                                             9,794,064
                                                           -----------
          Diversified Manufacturing -- 7.5%
            3M Co.................................  22,700   2,792,100
            Berkshire Hathaway, Inc.
             (Class "A" Stock)(a).................      50   3,340,000
            Dover Corp............................  45,100   1,578,500
            Tyco International, Ltd............... 190,252   2,570,304
                                                           -----------
                                                            10,280,904
                                                           -----------
          Drugs & Medical Supplies -- 5.0%
            Bristol-Myers Squibb Co...............  38,500     989,450
            Eli Lilly & Co........................  42,000   2,368,800
            IMS Health, Inc.......................  27,900     500,805
            Merck & Co., Inc......................  47,700   2,415,528
            Pharmacia Corp........................  15,300     572,985
                                                           -----------
                                                             6,847,568
                                                           -----------
          Electronics -- 1.1%
            Agere Systems, Inc.(a)................ 286,700     401,380
            RadioShack Corp.......................  37,900   1,139,274
                                                           -----------
                                                             1,540,654
                                                           -----------
          Financial Services -- 23.6%
            American Express Co................... 241,500   8,771,280
            Bank One Corp.........................  65,200   2,508,896
            Citigroup, Inc........................ 118,500   4,591,875
            Dun & Bradstreet Corp.(a).............  32,300   1,067,515
            Household International, Inc.......... 108,800   5,407,360
            Moody's Corp..........................  38,200   1,900,450
            Morgan Stanley Dean Witter & Co.......  42,200   1,817,976
            Providian Financial Corp..............  25,000     147,000
            Stilwell Financial, Inc...............  36,300     660,660
            Sun Life Financial Services of Canada.  11,400     249,204
            Wells Fargo & Co...................... 102,700   5,141,162
                                                           -----------
                                                            32,263,378
                                                           -----------

                                                           Value
           COMMON STOCKS                         Shares   (Note 2)
           (Continued)                           ------ ------------
           Foods -- 3.1%
             Diageo PLC, ADR.................... 44,600 $  2,303,590
             Hershey Foods Corp................. 11,400      712,500
             Kraft Foods, Inc................... 28,100    1,150,695
                                                        ------------
                                                           4,166,785
                                                        ------------
           Gas Pipelines -- 0.8%
             Kinder Morgan, Inc................. 29,300    1,113,986
                                                        ------------
           Insurance -- 10.7%
             American International Group, Inc.. 73,600    5,021,728
             Aon Corp........................... 57,400    1,692,152
             Chubb Corp.........................  8,100      573,480
             Loews Corp......................... 34,500    1,828,155
             Markel Corp.(a)....................    500       98,500
             Principal Financial Group, Inc.(a). 16,800      520,800
             Progressive Corp................... 40,300    2,331,355
             Transatlantic Holdings, Inc........ 31,900    2,552,000
                                                        ------------
                                                          14,618,170
                                                        ------------
           Media -- 1.1%
             Gannett Co., Inc................... 12,900      979,110
             WPP Group PLC, ADR................. 11,800      520,156
                                                        ------------
                                                           1,499,266
                                                        ------------
           Oil & Gas -- 5.4%
             Conoco, Inc........................ 11,300      314,140
             Devon Energy Corp.................. 52,700    2,597,056
             EOG Resources, Inc................. 36,400    1,445,080
             Phillips Petroleum Co.............. 52,200    3,073,536
                                                        ------------
                                                           7,429,812
                                                        ------------
           Real Estate Investment Trust -- 1.8%
             Avalonbay Communities, Inc.........  2,400      112,080
             CenterPoint Properties Corp........ 39,800    2,308,798
                                                        ------------
                                                           2,420,878
                                                        ------------
           Retail -- 4.6%
             Albertson's, Inc................... 14,200      432,532
             Costco Wholesale Corp.(a).......... 98,700    3,811,794
             J.C. Penney Co., Inc............... 12,700      279,654
             Safeway, Inc.(a)................... 58,200    1,698,858
                                                        ------------
                                                           6,222,838
                                                        ------------
           Technology -- 0.4%
             BMC Software, Inc.(a).............. 37,000      614,200
                                                        ------------
           Telecommunications -- 0.3%
             Tellabs, Inc.(a)................... 68,200      422,840
                                                        ------------
           TOTAL LONG-TERM INVESTMENTS
            (cost $128,776,396)........................  117,594,993
                                                        ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

                      -------------------------------------
                      SP DAVIS VALUE PORTFOLIO (Continued)
                      -------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                             Principal
                                              Amount      Value
            SHORT-TERM                         (000)     (Note 2)
            INVESTMENT -- 14.6%              --------- ------------
            Repurchase Agreement
              State Street Bank & Trust Co.
               Repurchase Agreement,
               1.90%, 07/01/02
               (cost $19,928,000)(b)........  $19,928  $ 19,928,000
                                                       ------------
            TOTAL INVESTMENTS -- 100.8%
             (cost $148,704,396; Note 6)..............  137,522,993
            LIABILITIES IN EXCESS OF OTHER
             ASSETS -- (0.8)%.........................   (1,025,156)
                                                       ------------
            NET ASSETS -- 100.0%...................... $136,497,837
                                                       ============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
PLC Public Limited Company (British Limited Liability Company)

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $19,931,155 due 07/01/02. The value of the collateral including accrued interest was $20,526,100.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

                   -------------------------------------------
                   SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


           LONG-TERM INVESTMENTS -- 91.5%                   Value
                                                   Shares  (Note 2)
           COMMON STOCKS -- 89.3%                  ------ -----------
           Australia -- 1.2%
             Brambles Industries, Ltd............. 93,600 $   496,022
                                                          -----------
           Belgium
             Interbrew............................    801      22,997
                                                          -----------
           Brazil -- 0.3%
             Companhia Vale do Rio Doce (ADR)(a)..  4,600     127,282
                                                          -----------
           Canada -- 1.0%
             Canadian National Railway Co.........  7,900     409,220
                                                          -----------
           Denmark -- 0.2%
             Group 4 Falck A/S....................  2,400      82,960
                                                          -----------
           Finland -- 1.9%
             Nokia Oyj (ADR)...................... 28,090     411,142
             Stora Enso Oyj (Series "R" Shares)... 13,500     189,195
             UPM-Kymmene Oyj......................  5,100     200,770
                                                          -----------
                                                              801,107
                                                          -----------
           France -- 16.6%
             Autoroutes du Sud de la France SA(a).  7,611     206,712
             Aventis SA........................... 16,643   1,179,358
             Axa SA............................... 21,878     400,166
             BNP Paribas SA....................... 13,962     772,196
             Credit Lyonnais SA...................  7,772     333,131
             Dassault Systemes SA.................    386      17,632
             Groupe Danone SA.....................  4,073     559,946
             Pechiney SA (Class "A" Shares).......  3,623     165,490
             Sanofi-Synthelabo SA.................  6,838     416,008
             Schneider Electric SA................ 11,715     629,988
             Societe Generale (Class "A" Shares)..  4,355     286,884
             Suez SA.............................. 18,694     498,492
             TotalFinaElf SA......................  8,308   1,348,933
                                                          -----------
                                                            6,814,936
                                                          -----------
           Republic of Germany -- 4.4%
             Allianz AG...........................  1,584     319,841
             Altana AG............................  3,635     197,236
             BASF AG..............................  4,369     203,449
             Bayer AG.............................  8,702     278,886
             Deutsche Telekom AG..................  7,835      73,511
             E.On AG..............................  5,325     308,972
             SAP AG...............................  2,700     264,659
             Siemens AG...........................  2,889     173,420
                                                          -----------
                                                            1,819,974
                                                          -----------
           Hungary -- 0.2%
             OTP Bank Rt.......................... 10,105      79,493
                                                          -----------
           Ireland -- 0.6%
             Bank of Ireland...................... 19,324     240,660
                                                          -----------
           Italy -- 4.9%
             ENI SpA.............................. 50,975     810,541
             IntesaBci SpA........................ 63,982     195,258
             Riunione Adriatica di Sicurta SpA.... 15,036     201,811
             Snam Rete Gas SpA.................... 66,250     195,636
             Telecom Italia SpA................... 35,724     279,786
             UniCredito Italiano SpA.............. 70,227     317,659
                                                          -----------
                                                            2,000,691
                                                          -----------

                                                              Value
        COMMON STOCKS                               Shares   (Note 2)
        (Continued)                                 ------- -----------
        Japan -- 19.3%
          Asahi Glass Co., Ltd.....................  34,000 $   217,578
          Bridgestone Corp.........................  13,000     178,965
          Canon, Inc...............................  15,000     566,930
          Daiwa Securities Group, Inc..............  34,000     220,414
          Fujitsu, Ltd.............................  51,000     355,727
          Hitachi, Ltd.............................  25,000     161,652
          Honda Motor Co., Ltd.....................   9,500     385,212
          Ito-Yokado Co., Ltd......................   5,000     250,300
          Kao Corp.................................  11,000     253,304
          Matsushita Electric Industrial Co., Ltd..  21,000     286,469
          Mitsubishi Corp..........................  51,000     368,917
          Mitsui & Co., Ltd........................  56,000     374,716
          Mitsui Fudosan Co., Ltd..................  50,000     442,197
          Nintendo Co., Ltd........................   1,200     176,712
          Nissan Motor Co., Ltd....................  78,000     540,148
          Nomura Holdings, Inc.....................  43,000     631,424
          Sankyo Co., Ltd..........................  17,000     231,194
          SEGA Corp.(a)............................   8,600     206,648
          Sharp Corp...............................  25,000     317,464
          Sony Corp................................   8,600     454,195
          Sumitomo Mitsui Banking Corp.............  41,000     200,115
          Takeda Chemical Industries, Ltd..........  10,000     438,860
          Toyota Motor Corp........................  17,700     469,613
          Yamanouchi Pharmaceutical Co., Ltd.......   7,000     181,634
                                                            -----------
                                                              7,910,388
                                                            -----------
        Korea -- 2.2%
          Hyundai Motor Co., Ltd...................   2,270      68,215
          Kookmin Bank.............................   6,520     316,526
          POSCO....................................   1,250     138,720
          Samsung Electronics Co., Ltd.............   1,340     366,479
                                                            -----------
                                                                889,940
                                                            -----------
        Mexico -- 0.6%
          Cemex SA de CV (ADR).....................   4,323     113,955
          Grupo Financiero BBVA Bancomer SA de
           CV (GFB) (Series "D" Shares)(a)......... 173,800     142,085
                                                            -----------
                                                                256,040
                                                            -----------
        Netherlands -- 5.1%
          ASML Holding NV(a).......................   6,400     101,322
          DSM NV...................................   2,100      97,458
          Gucci Group NV...........................   3,932     368,917
          Heineken NV..............................   2,000      87,780
          ING Groep NV.............................   7,218     185,346
          Koninklijke Ahold NV.....................   7,734     162,696
          Reed Elsevier NV.........................  26,500     361,175
          TNT Post Group NV........................  15,311     345,829
          VNU NV...................................  13,200     366,851
                                                            -----------
                                                              2,077,374
                                                            -----------
        Poland -- 0.2%
          Bank Pekao SA (ADR)......................   3,250      74,657
                                                            -----------
        Spain -- 1.9%
          Banco Bilbao Vizcaya Argentaria SA.......  32,300     365,259
          Banco Popular Espanol SA.................   9,363     413,994
                                                            -----------
                                                                779,253
                                                            -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

             -------------------------------------------------------
             SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO (Continued)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
        COMMON STOCKS                             Shares     (Note 2)
        (Continued)                              --------- -----------
        Sweden -- 0.3%
          Skandinaviska Enskilda Banken AB
           (Series "A" Shares)..................   13,450  $   141,229
                                                           -----------
        Switzerland -- 9.3%
          Adecco SA.............................    1,810      107,518
          Credit Suisse Group...................   14,915      473,561
          Holcim Ltd. (Class "B" Shares)........      796      182,665
          Nestle SA.............................    2,824      658,484
          Novartis AG...........................   32,323    1,421,583
          Swiss Re..............................    3,642      356,085
          Syngenta AG...........................    3,783      227,388
          UBS AG................................    7,497      377,077
                                                           -----------
                                                             3,804,361
                                                           -----------
        United Kingdom -- 19.1%
          BAA PLC...............................   27,867      254,441
          Barclays PLC..........................   62,817      528,551
          BHP Billiton PLC......................   44,104      240,339
          BP PLC (ADR)..........................  136,668    1,147,860
          British Sky Broadcasting Group PLC(a).   36,327      348,298
          Compass Group PLC.....................   26,897      163,176
          GlaxoSmithKline PLC...................   40,185      868,582
          National Grid Group PLC...............   25,796      183,235
          Reckitt Benckiser PLC.................   15,149      271,788
          Royal Bank of Scotland Group PLC......   20,953      594,059
          Scottish & Southern Energy PLC........   39,125      387,052
          Shell Transport & Trading Co..........  133,775    1,009,370
          Six Continents PLC....................   18,248      185,390
          Tesco PLC.............................  158,468      576,103
          Vodafone Group PLC....................  785,286    1,077,310
                                                           -----------
                                                             7,835,554
                                                           -----------
        TOTAL COMMON STOCKS
         (cost $36,543,970)...............................  36,664,138
                                                           -----------
        PREFERRED STOCKS -- 0.9%
        Republic of Germany
          Henkel KGaA...........................    5,600      391,021
                                                           -----------
        RIGHTS -- 1.3%
        Spain
          Telefonica SA.........................   63,146      530,099
                                                           -----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $37,617,889)...............................  37,585,258
                                                           -----------

                                                 Principal
                                                  Amount
        SHORT-TERM                                 (000)
        INVESTMENTS -- 13.6%                     ---------
        REPURCHASE AGREEMENT
          State Street Bank & Trust Co., 1.25%,
           07/01/02 (cost $5,572,896)(b)........   $5,573    5,572,896
                                                           -----------
        TOTAL INVESTMENTS -- 105.1%
         (cost $43,190,785; Note 7).......................  43,158,154
                                                           -----------
        UNREALIZED APPRECIATION ON FORWARD
         FOREIGN CURRENCY CONTRACTS, NET(c)...............      11,180
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (5.1)%.................................  (2,117,689)
                                                           -----------
        TOTAL NET ASSETS -- 100.0%........................ $41,051,645
                                                           ===========

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2002 were as follows:

                  Repurchase Agreement.................  13.6%
                  Pharmaceuticals......................  12.2%
                  Oil & Gas Services...................  11.8%
                  Banks................................  10.0%
                  Electronics..........................   6.2%
                  Telecommunications...................   4.9%
                  Diversified Operations...............   4.6%
                  Financial Services...................   3.8%
                  Food & Beverage......................   3.6%
                  Automobiles & Manufacturing..........   3.6%
                  Insurance............................   3.2%
                  Retail...............................   2.4%
                  Capital Goods........................   2.0%
                  Transportation.......................   1.8%
                  Media................................   1.8%
                  Finance..............................   1.8%
                  Diversified Manufacturing............   1.8%
                  Metal & Minerals.....................   1.6%
                  Manufacturing........................   1.5%
                  Computer Software & Services.........   1.5%
                  Energy...............................   1.3%
                  Chemicals............................   1.3%
                  Construction.........................   1.2%
                  Corporate Bonds......................   1.0%
                  Telephones...........................   0.9%
                  Publishing...........................   0.9%
                  Forest Products & Paper..............   0.9%
                  Consumer Products....................   0.9%
                  Apparel..............................   0.9%
                  Commercial Banking...................   0.6%
                  Industrial...........................   0.5%
                  Tires & Rubber.......................   0.4%
                  Semiconductor Equipment..............   0.3%
                  Human Resources......................   0.3%
                                                        ------
                                                        105.1%
                  Other liabilities in excess of assets (5.1)%
                                                        ------
                                                        100.0%
                                                        ======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

             -------------------------------------------------------
             SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO (Continued)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



The following abbreviations are used in portfolio descriptions:

                  AB  Aktiebolag (Swedish Company)
                  ADR American Depository Receipt
                  AG  Aktiengesellschaft (German Stock
                      Company)
                  A/S Aktieselskap (Danish Company)
                  CV  Convertible Security
                  NV  Naamloze Vennootschap (Dutch
                      Corporation)
                  Oyj Julkinen Osakeyhtio (Finnish Company)
                  PLC Public Limited Company (British
                      Corporation)
                  SA  Sociedad Anonima (Spanish Corporation)
                      or Societe Anonyme (French Corporation)
                  SpA Societa per Azioni (Italian Corporation)

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $5,573,478 due 07/01/02. The value of the collateral including accrued interest was $5,688,818.

(c)Outstanding forward foreign currency contracts as of June 30, 2002 were as follows:

                                                                     Unrealized
                                           Value at       Current   Appreciation/
Foreign Currency Contract               Settlement Date    Value    Depreciation
-------------------------               --------------- ----------- -------------
Purchase:
  Australian Dollars, expiring 7/19/02    $ 2,694,457   $ 2,683,006   $ (11,451)
  Canadian Dollars, expiring 7/19/02          665,088       671,606       6,518
  Danish Krone, expiring 7/19/02            1,162,487     1,225,753      63,266
  Eurodollars, expiring 7/19/02             6,763,919     7,043,321     279,402
  Japanese Yen, expiring 7/19/02            3,205,987     3,303,570      97,583
  Norwegian Krone, expiring 7/19/02           773,338       823,983      50,645
  New Zealand Dollar, expiring 7/19/02        216,963       217,035          72
  Pounds Sterling, expiring 7/19/02         2,642,395     2,693,068      50,673
  Singapore Dollar, expiring 7/19/02          778,184       781,977       3,793
  Swedish Krona, expiring 7/19/02           1,001,966     1,064,120      62,154
  Swiss Franc,
   expiring 7/02/02                           241,152       241,589         437
   expiring 7/19/02                         1,028,298     1,069,264      40,966
                                          -----------   -----------   ---------
                                           21,174,234    21,818,292     644,058
                                          -----------   -----------   ---------
Sold:
  Australian Dollars, expiring 7/19/02      1,859,376     1,835,661      23,715
  Canadian Dollars, expiring 7/19/02          666,197       671,606      (5,409)
  Danish Krone, expiring 7/19/02              871,587       893,673     (22,086)
  Eurodollars,
   expiring 7/02/02                            22,870        22,915         (45)
   expiring 7/19/02                         5,450,765     5,744,768    (294,003)
  Japanese Yen, expiring 7/19/02            5,158,557     5,338,862    (180,305)
  Norwegian Krone, expiring 7/19/02            31,667        34,668      (3,001)
  New Zealand Dollar, expiring 7/19/02        217,588       217,035         553
  Pound Sterling, expiring 7/19/02          2,207,689     2,275,086     (67,397)
  Swedish Krona, expiring 7/19/02             109,224       116,103      (6,879)
  Swiss Franc, expiring 7/19/02             1,577,978     1,655,999     (78,021)
                                          -----------   -----------   ---------
                                           18,173,498    18,806,376    (632,878)
                                          -----------   -----------   ---------
                                                                      $  11,180
                                                                      =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

                      -------------------------------------
                      SP GROWTH ASSET ALLOCATION PORTFOLIO
                      -------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


       LONG-TERM INVESTMENTS -- 100.0%                         Value
                                                   Shares     (Note 2)
       MUTUAL FUNDS                               --------- -----------
       Prudential Jennison Portfolio.............   525,380 $ 7,922,732
       SP Alliance Large Cap Growth Portfolio.... 1,379,823   8,030,569
       SP Davis Value Portfolio.................. 1,947,183  15,947,432
       SP Deutsche International Equity Portfolio 1,022,238   7,421,446
       SP Jennison International Growth Portfolio 1,412,904   7,276,454
       SP PIMCO High Yield Portfolio.............   775,700   7,136,438
       SP PIMCO Total Return Portfolio...........   685,906   7,476,372
       SP Prudential U.S. Emerging Growth
        Portfolio................................   973,273   5,109,685
       SP Small/Mid Cap Value Portfolio..........   472,736   5,521,554
                                                            -----------
       TOTAL INVESTMENTS -- 100.0%
         (cost $78,592,156; Note 7)......................    71,842,682
       LIABILITIES IN EXCESS OF OTHER ASSETS...............      (2,997)
                                                            -----------
       NET ASSETS -- 100.0%................................ $71,839,685
                                                            ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

                   ------------------------------------------
                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


       LONG-TERM INVESTMENTS -- 84.7%                           Value
                                                       Shares  (Note 2)
       COMMON STOCKS                                   ------ -----------
       Advertising -- 0.4%
         Getty Images, Inc.(a)........................  2,200 $    47,894
                                                              -----------
       Aerospace/Defense -- 0.6%
         Alliant Techsystems, Inc.(a).................  1,050      66,990
                                                              -----------
       Apparel -- 3.8%
         American Eagle Outfitters, Inc.(a)...........  3,600      76,104
         AnnTaylor Stores Corp.(a)....................  3,100      78,709
         Coach, Inc.(a)...............................  1,800      98,820
         Stage Stores, Inc.(a)........................  4,100     142,434
         Urban Outfitters, Inc.(a)....................  1,100      38,192
                                                              -----------
                                                                  434,259
                                                              -----------
       Auto Parts & Equipment -- 1.7%
         O'Reilly Automotive, Inc.(a).................  3,200      88,192
         Tower Automotive, Inc.(a)....................  7,600     106,020
                                                              -----------
                                                                  194,212
                                                              -----------
       Banking -- 5.4%
         City National Corp...........................  1,750      94,063
         Commerce Bancorp, Inc........................  1,900      83,980
         Cullen/Frost Bankers, Inc....................  2,500      89,875
         Greater Bay Bancorp..........................  3,900     119,964
         Investors Financial Services Corp............  4,300     144,222
         Silicon Valley Bancshares(a).................  3,300      86,988
                                                              -----------
                                                                  619,092
                                                              -----------
       Commercial Services -- 0.1%
         iDine Rewards Network, Inc.(a)...............    900      10,350
                                                              -----------
       Computer Software & Services -- 8.8%
         Anteon International Corp.(a)................  1,500      37,920
         Aspen Technology, Inc.(a)....................  4,400      36,696
         Concurrent Computer Corp.(a).................  6,000      27,900
         Jack Henry & Associates, Inc.................  2,400      40,056
         Manhattan Associates, Inc.(a)................  3,500     112,560
         Manugistics Group, Inc.(a)...................  5,100      31,161
         Overture Services, Inc.(a)...................  4,600     112,240
         PEC Solutions, Inc.(a).......................  4,000      95,680
         Pixar, Inc.(a)...............................    400      17,618
         Precise Software Solutions, Ltd.(a)..........  4,000      38,200
         Quest Software, Inc.(a)......................  5,600      81,368
         Retek, Inc.(a)...............................  4,800     116,640
         SkillSoft Corp.(a)...........................    100         785
         SRA International, Inc. (Class "A" Stock)(a).    400      10,792
         T-HQ, Inc.(a)................................  1,500      44,730
         The BISYS Group, Inc.(a).....................  2,000      66,600
         Tier Technologies, Inc. (Class "B" Stock)(a)   7,150     127,413
                                                              -----------
                                                                  998,359
                                                              -----------
       Consulting -- 1.4%
         Corporate Executive Board Co.(a).............  2,600      89,050
         FTI Consulting, Inc.(a)......................  2,000      70,020
                                                              -----------
                                                                  159,070
                                                              -----------
       Containers -- 0.8%
         Crown Cork & Seal Co., Inc.(a)............... 12,500      85,625
                                                              -----------
       Distribution/Wholesalers -- 3.0%
         D & K Healthcare Resources, Inc..............  2,000      70,520
         Insight Enterprises, Inc.(a).................  4,600     115,874

                                                                Value
        COMMON STOCKS                                  Shares  (Note 2)
        (Continued)                                    ------ ----------
        Distribution/Wholesalers (cont'd.)
          Performance Food Group Co.(a)...............  3,500 $  118,510
          United Natural Foods, Inc.(a)...............  1,900     37,430
                                                              ----------
                                                                 342,334
                                                              ----------
        Diversified Manufacturing Operations -- 0.8%
          Kennametal, Inc.............................  1,600     58,560
          Playtex Products, Inc.(a)...................  2,700     34,965
                                                              ----------
                                                                  93,525
                                                              ----------
        Education -- 3.0%
          Career Education Corp.(a)...................  2,900    130,500
          Corinthian Colleges, Inc.(a)................  5,100    172,839
          University of Phoenix Online(a).............  1,466     43,423
                                                              ----------
                                                                 346,762
                                                              ----------
        Electronics -- 9.7%
          Aeroflex, Inc.(a)........................... 10,700     74,365
          ATMI, Inc.(a)...............................  3,000     67,110
          Brooks-PRI Automation, Inc.(a)..............  3,650     93,294
          Cohu, Inc...................................  3,300     57,024
          Exar Corp.(a)...............................  5,500    108,460
          Microsemi Corp.(a)..........................  4,700     31,020
          Microtune, Inc.(a)..........................  5,800     51,678
          OmniVision Technologies, Inc.(a)............  1,300     18,655
          OSI Systems, Inc.(a)........................  3,900     77,337
          Plexus Corp.(a).............................  3,600     65,160
          QLogic Corp.(a).............................  2,300     87,630
          Semtech Corp.(a)............................  3,000     80,100
          Silicon Laboratories, Inc.(a)...............  3,600    100,764
          Skyworks Solutions, Inc.(a).................  3,750     20,812
          Varian Semiconductor Equipment
           Associates, Inc.(a)........................  3,000    101,790
          Zoran Corp.(a)..............................  3,300     75,603
                                                              ----------
                                                               1,110,802
                                                              ----------
        Electronic Components -- 0.7%
          Cymer, Inc.(a)..............................  2,400     84,096
                                                              ----------
        Financial Services -- 2.8%
          Affiliated Managers Group, Inc.(a)..........    800     49,200
          Biotech HOLDRs Trust........................    700     58,240
          Eaton Vance Corp............................  2,100     65,520
          Raymond James Financial, Inc................  2,500     71,175
          Waddell & Reed Financial, Inc.
           (Class "A" Stock)..........................  3,250     74,490
                                                              ----------
                                                                 318,625
                                                              ----------
        Food & Beverage -- 1.1%
          American Italian Pasta Co.
           (Class "A" Stock)(a).......................  2,400    122,376
                                                              ----------
        Gaming -- 0.8%
          Alliance Gaming Corp.(a)....................  7,500     93,600
                                                              ----------
        Health Services -- 2.8%
          DaVita, Inc.(a).............................  1,500     35,700
          First Health Group Corp.(a).................  4,000    112,160
          Neurocrine Biosciences, Inc.(a).............  1,300     37,245
          Pharmaceutical Product Development, Inc.(a).  3,700     97,458
          Renal Care Group, Inc.(a)...................  1,300     40,495
                                                              ----------
                                                                 323,058
                                                              ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

             ------------------------------------------------------
             SP INVESCO SMALL COMPANY GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                  Value
       COMMON STOCKS                                      Shares (Note 2)
       (Continued)                                        ------ --------
       Hospitals -- 1.5%
         Province Healthcare Co.(a)...................... 4,700  $105,092
         United Surgical Partners International, Inc.(a)  2,100    65,058
                                                                 --------
                                                                  170,150
                                                                 --------
       Human Resources -- 2.0%
         Cross Country, Inc.(a).......................... 3,400   128,520
         Heidrick & Struggles International, Inc.(a)..... 5,000    99,850
                                                                 --------
                                                                  228,370
                                                                 --------
       Instrument - Controls -- 1.6%
         Itron, Inc.(a).................................. 2,900    76,067
         Millipore Corp.................................. 1,250    39,975
         Photon Dynamics, Inc.(a)........................ 2,200    66,000
                                                                 --------
                                                                  182,042
                                                                 --------
       Insurance -- 1.3%
         Arthur J. Gallagher & Co........................ 2,000    69,300
         Hub International, Ltd.......................... 5,500    82,940
                                                                 --------
                                                                  152,240
                                                                 --------
       Leisure Facilities -- 0.4%
         Intrawest Corp.................................. 2,600    44,148
                                                                 --------
       Media -- 3.5%
         Cumulus Media, Inc. (Class "A" Stock)(a)........ 5,900    81,302
         Entravision Communications Corp.
          (Class "A" Stock)(a)........................... 8,100    99,225
         Lin TV Corp. (Class "A" Stock)(a)............... 4,000   108,160
         Radio One, Inc. (Class "D" Stock)(a)............ 5,500    81,785
         Regent Communications, Inc.(a).................. 4,600    32,471
                                                                 --------
                                                                  402,943
                                                                 --------
       Medical Products -- 6.3%
         Accredo Health, Inc.(a)......................... 1,275    58,828
         Atrix Laboratories, Inc.(a)..................... 2,900    64,525
         Cephalon, Inc.(a)............................... 1,300    58,760
         Cerner Corp.(a)................................. 1,900    90,877
         CTI Molecular Imaging, Inc.(a).................. 3,100    71,114
         First Horizon Pharmaceutical Corp.(a)........... 2,800    57,932
         Noven Pharmaceuticals, Inc.(a).................. 3,800    96,900
         NPS Pharmaceuticals, Inc.(a).................... 1,000    15,320
         Scios, Inc.(a).................................. 4,100   125,501
         Varian Medical Systems, Inc.(a)................. 1,900    77,045
                                                                 --------
                                                                  716,802
                                                                 --------
       Oil & Gas Equipment & Services -- 2.4%
         Cal Dive International, Inc.(a).................   595    13,090
         FMC Technologies, Inc.(a)....................... 4,200    87,192
         Maverick Tube Corp.(a).......................... 4,000    60,000
         Smith International, Inc.(a).................... 1,600   109,104
                                                                 --------
                                                                  269,386
                                                                 --------
       Oil & Gas Exploration & Production -- 4.0%
         Evergreen Resources, Inc.(a).................... 2,400   102,000
         Patterson-UTI Energy, Inc.(a)................... 4,600   129,858
         Precision Drilling Corp.(a)..................... 3,300   114,642
         Pride International, Inc.(a).................... 6,700   104,922
                                                                 --------
                                                                  451,422
                                                                 --------
       Publishing & Printing -- 0.7%
         McClatchy Co. (Class "A" Stock)................. 1,200    77,100
                                                                 --------

                                                              Value
        COMMON STOCKS                             Shares     (Note 2)
        (Continued)                              --------- -----------
        Restaurants -- 1.3%
          California Pizza Kitchen, Inc.(a).....   2,800   $    69,440
          Panera Bread Co. (Class "A" Stock)(a).   2,200        75,834
                                                           -----------
                                                               145,274
                                                           -----------
        Retail -- 7.8%
          Aeropostale, Inc.(a)..................     600        16,422
          Cost Plus, Inc./California(a).........   2,700        82,566
          Duane Reade, Inc.(a)..................   3,700       125,985
          Linens 'n Things, Inc.(a).............   3,700       121,397
          Pier 1 Imports, Inc...................   3,300        69,300
          Ross Stores, Inc......................   1,600        65,200
          Too, Inc.(a)..........................   4,100       126,280
          Tuesday Morning Corp.(a)..............   3,800        70,528
          Whole Foods Market, Inc.(a)...........   1,200        57,864
          Williams-Sonoma, Inc.(a)..............   1,100        33,726
          Yankee Candle Co., Inc.(a)............   4,600       124,614
                                                           -----------
                                                               893,882
                                                           -----------
        Telecommunications -- 1.0%
          Anaren Microwave, Inc.(a).............   4,600        39,744
          Polycom, Inc.(a)......................   3,200        38,368
          Tekelec(a)............................   4,150        33,325
                                                           -----------
                                                               111,437
                                                           -----------
        Trucking -- 1.5%
          J.B. Hunt Transport Services, Inc.(a).   1,700        50,184
          Yellow Corp.(a).......................   3,600       116,640
                                                           -----------
                                                               166,824
                                                           -----------
        Waste Management -- 1.7%
          Stericycle, Inc.(a)...................   3,000       106,230
          Waste Connections, Inc.(a)............   2,700        84,348
                                                           -----------
                                                               190,578
                                                           -----------
        TOTAL LONG-TERM INVESTMENT
         (cost $9,990,604)................................   9,653,627
                                                           -----------

                                                 Principal
                                                  Amount
        SHORT-TERM                                 (000)
        INVESTMENTS -- 15.5%                     ---------
        Repurchase Agreement
          Joint Repurchase Agreement
           Account (Note 5),
           1.95%, 07/01/02 (cost $1,770,000)....  $1,770     1,770,000
                                                           -----------
        TOTAL INVESTMENTS -- 100.2%
          (cost $11,760,604; Note 7)......................  11,423,627
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (0.2)%.................................     (27,464)
                                                           -----------
        NET ASSETS -- 100.0%.............................. $11,396,163
                                                           ===========

The following abbreviations are used in portfolio descriptions:

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

                   -------------------------------------------
                   SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



          LONG-TERM INVESTMENTS -- 82.5%                     Value
                                                  Shares    (Note 2)
          COMMON STOCKS -- 76.6%                 --------- -----------
          Australia -- 1.7%
            Brambles Industries, Ltd............   175,894 $   932,128
                                                           -----------
          Austria -- 1.0%
            Erste Bank der oesterreichischen
             Sparkassen AG......................     7,200     514,474
                                                           -----------
          Belgium -- 1.7%
            Interbrew...........................    32,500     933,083
                                                           -----------
          Bermuda -- 2.4%
            XL Capital, Ltd., (Class "A" Stock).    15,300   1,295,910
                                                           -----------
          Denmark -- 1.9%
            Group 4 Falck A/S...................    29,600   1,023,175
                                                           -----------
          Finland -- 2.8%
            Nokia Oyj...........................   101,400   1,484,152
                                                           -----------
          France -- 14.0%
            Aventis SA..........................    18,081   1,281,258
            Credit Agricole SA..................    48,870   1,085,968
            Sanofi-Synthelabo SA................    21,700   1,320,178
            Societe Television Francaise 1......    45,300   1,212,885
            Thomson Multimedia(a)...............    51,600   1,220,527
            TotalFinaElf SA.....................     8,603   1,396,831
                                                           -----------
                                                             7,517,647
                                                           -----------
          Germany -- 2.0%
            Bayerische Motoren Werke (BMW) AG...    25,890   1,051,167
                                                           -----------
          Hong Kong -- 8.2%
            ASM Pacific Technology, Ltd.........   202,500     445,257
            Convenience Retail Asia, Ltd.(a)....   372,648     138,554
            Esprit Holdings, Ltd................   341,188     656,155
            Johnson Electric Holdings, Ltd...... 1,337,400   1,577,504
            Li & Fung, Ltd...................... 1,165,100   1,583,400
                                                           -----------
                                                             4,400,870
                                                           -----------
          Italy -- 4.4%
            Banco Popolare di Verona e
             Novara Scrl........................    37,454     485,686
            Tod's SpA...........................    12,128     527,028
            UniCredito Italiano SpA.............   300,900   1,361,068
                                                           -----------
                                                             2,373,782
                                                           -----------
          Japan -- 3.6%
            NTT DoCoMo, Inc.....................       306     753,153
            ORIX Corp...........................    14,400   1,161,794
                                                           -----------
                                                             1,914,947
                                                           -----------
          Mexico -- 2.1%
            Grupo Financiero BBVA Bancomer
             SA de CV (Class "O" Stock)......... 1,392,200   1,138,153
                                                           -----------
          Netherlands -- 1.2%
            ASM International NV(a).............     4,900      84,574
            ASML Holding NV(a)..................    36,100     571,522
            VNU NV..............................       343       9,532
                                                           -----------
                                                               665,628
                                                           -----------
          Norway -- 0.8%
            Tanderg ASA(a)......................    34,700     409,240
                                                           -----------
          South Korea -- 6.0%
            Hite Brewery Co., Ltd...............    15,610     962,843
            Hyundai Mobis.......................    28,080     592,897

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                           ---------- -----------
         South Korea (cont'd.)
           Kookmin Bank, ADR..................     24,000 $ 1,179,600
           NCsoft Corp........................      4,315     509,351
                                                          -----------
                                                            3,244,691
                                                          -----------
         Spain -- 5.1%
           Banco Popular Espanol SA...........     47,019   2,078,991
           Industria de Diseno Textil SA(a)...     31,500     665,136
                                                          -----------
                                                            2,744,127
                                                          -----------
         Sweden -- 3.1%
           Nobel Biocare Holding AG(a)........     12,100     837,478
           Securitas AB (Class "B" Stock).....     41,400     851,408
                                                          -----------
                                                            1,688,886
                                                          -----------
         United Kingdom -- 14.6%
           Capita Group PLC...................    244,016   1,160,495
           Pearson PLC........................    142,744   1,419,740
           Reckitt Benckiser PLC..............     80,709   1,448,001
           Reed Elsevier PLC..................     92,100     875,319
           Shire Pharmaceuticals Group PLC(a).    137,900   1,219,165
           Tesco PLC..........................    481,186   1,749,329
                                                          -----------
                                                            7,872,049
                                                          -----------
         TOTAL COMMON STOCKS
           (cost $42,389,493).................             41,204,109
                                                          -----------
         PREFERRED STOCKS -- 5.9%
         Germany
           Porsche AG.........................      3,961   1,887,532
           Wella AG...........................     21,900   1,300,984
                                                          -----------
                                                            3,188,516
                                                          -----------
         TOTAL PREFERRED STOCKS
           (cost $2,588,051)...........................     3,188,516
                                                          -----------
         TOTAL LONG-TERM INVESTMENTS
           (cost $44,977,544)..........................    44,392,625
                                                          -----------
         SHORT-TERM INVESTMENT -- 28.0%
         Mutual Fund
         Prudential Core Investment Fund --
          Taxable Money Market Series
          (cost $15,051,087; Note 4).......... 15,051,087  15,051,087
                                                          -----------
         TOTAL INVESTMENTS -- 110.5%
          (cost $60,028,631; Note 7).....................  59,443,712
                                                          -----------
         UNREALIZED DEPRECIATION ON FORWARD
          FOREIGN CURRENCY CONTRACTS, NET(b).............      (2,262)
         OTHER LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (10.5)%..............................  (5,650,480)
                                                          -----------
         TOTAL NET ASSETS -- 100.0%...................... $53,790,970
                                                          ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

             -------------------------------------------------------
             SP JENNISON INTERNATIONAL GROWTH PORTFOLIO (Continued)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



The industry classification of portfolio of holdings and other liabilities in excess of assets shown as a percentage of net assets as of June 30, 2002 were as follows:

              Mutual Funds...............................   28.0%
              Consumer Discretionary.....................   20.7%
              Consumer Staples...........................   12.1%
              Financials.................................   11.8%
              Industrials................................    8.4%
              Information Technology.....................    6.5%
              Finance....................................    5.2%
              Health Care................................    4.8%
              Commercial Banking.........................    3.8%
              Energy.....................................    2.6%
              Banks & Financial Services.................    2.2%
              Capital Goods..............................    1.9%
              Telecommunication Services.................    1.4%
              Consumer Durable Goods.....................    1.1%
                                                          -------
                                                           110.5%
                                                          -------
              Forward currency contracts.................      --
              Other liabilities in excess of other assets (10.5)%
                                                          -------
                                                           100.0%
                                                          =======

The following abbreviations are used in the portfolio descriptions:

ADR American Depository Receipt
AB  Aktiebolag (Swedish Company)
AG  Aktiengesellschaft (German Corporation)
A/S Aktieselskap (Danish Company)
NV  Naamloze Vennootschap (Dutch
    Corporation)
Oyj Julkinen Osakeyhtio (Finnish
    Corporation)
PLC Public Limited Company (British Limited
    Liability Company)
SA  Sociedad Anonima (Spanish Corporation)
    or Societe Anonyme (French Corporation)
SpA Societa per Azioni (Italian Corporation)

(a) Non-income producing security.

(b) Outstanding forward foreign currency contracts as of June 30, 2002 were as follows:

                                        Value at       Value at    Appreciation/
Foreign Currency Contract            Settlement Date June 30, 2002 Depreciation
-------------------------            --------------- ------------- -------------
Purchased:
  Euro expiring 7/2/02                  $883,900       $882,146       $(1,754)
  Hong Kong Dollars expiring 7/2/02      844,155        844,175            20
  Pound Sterling expiring 7/2/02         586,659        586,897           238
Sold:
  Pound Sterling expiring 7/1/02         297,738        298,504          (766)
                                                                      -------
                                                                      $(2,262)
                                                                      =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

                          -----------------------------
                          SP LARGE CAP VALUE PORTFOLIO
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



            LONG-TERM INVESTMENTS -- 99.0%                 Value
                                                  Shares  (Note 2)
            COMMON STOCKS                         ------ ----------
            Aerospace/Defense -- 3.3%
              Boeing Co. (The)...................  2,800 $  126,000
              General Dynamics Corp..............  1,500    159,525
              Lockheed Martin Corp...............  6,100    423,950
              Northrop Grumman Corp..............  3,200    400,000
              United Technologies Corp...........  1,300     88,270
                                                         ----------
                                                          1,197,745
                                                         ----------
            Airlines -- 1.0%
              AMR Corp.(a).......................  5,000     84,300
              Continental Airlines, Inc.
               (Class "B" Stock)(a)..............  3,400     53,652
              Delta Air Lines, Inc...............    700     14,000
              Northwest Airlines Corp.
               (Class "A" Stock)(a).............. 11,800    142,308
              Southwest Airlines Co..............  1,600     25,856
              UAL Corp...........................  2,200     25,168
                                                         ----------
                                                            345,284
                                                         ----------
            Appliances & Home Furnishings -- 0.4%
              American Standard Cos., Inc.(a)....  2,100    157,710
                                                         ----------
            Automobiles & Trucks -- 1.4%
              American Axle & Manufacturing
               Holdings, Inc.(a).................    700     20,818
              General Motors Corp................  4,100    219,145
              Navistar International Corp.(a)....  7,600    243,200
                                                         ----------
                                                            483,163
                                                         ----------
            Banks and Savings & Loans -- 10.9%
              Bank of America Corp............... 15,500  1,090,580
              Bank One Corp...................... 17,700    681,096
              Fifth Third Bancorp................  2,900    193,285
              FleetBoston Financial Corp......... 10,118    327,317
              Huntington Bancshares, Inc......... 11,700    227,214
              Sovereign Bancorp, Inc............. 15,000    224,250
              U.S. Bancorp.......................  5,700    133,095
              Wachovia Corp...................... 12,700    484,886
              Wells Fargo & Co................... 11,200    560,672
                                                         ----------
                                                          3,922,395
                                                         ----------
            Chemicals -- 2.8%
              Engelhard Corp.....................  1,500     42,480
              Georgia Gulf Corp..................  1,600     42,304
              Lyondell Chemical Co............... 17,200    259,720
              Millennium Chemicals, Inc.......... 19,900    279,595
              PPG Industries, Inc................    700     43,330
              Praxair, Inc.......................  6,100    347,517
                                                         ----------
                                                          1,014,946
                                                         ----------
            Commercial Services -- 0.8%
              Exult, Inc.(a).....................  3,500     22,750
              First Data Corp....................  3,700    137,640
              ProLogis...........................  4,700    122,200
                                                         ----------
                                                            282,590
                                                         ----------
            Construction & Housing -- 1.2%
              Centex Corp........................  3,900    225,381
              Fluor Corp.........................    300     11,685
              Masco Corp.........................  3,000     81,330
              Pulte Homes, Inc...................  1,700     97,716
                                                         ----------
                                                            416,112
                                                         ----------

                                                               Value
        COMMON STOCKS                                 Shares  (Note 2)
        (Continued)                                   ------ ----------
        Consumer Services -- 2.2%
          Avery Dennison Corp........................  4,200 $  263,550
          McDonald's Corp............................ 18,900    537,705
                                                             ----------
                                                                801,255
                                                             ----------
        Containers -- 1.4%
          Pactiv Corp.(a)............................ 19,800    471,240
          Sealed Air Corp.(a)........................  1,100     44,297
                                                             ----------
                                                                515,537
                                                             ----------
        Diversified Consumer Products -- 6.1%
          Black & Decker Corp........................  4,500    216,900
          Coca-Cola Co...............................  6,400    358,400
          Estee Lauder Cos., Inc. (Class "A" Stock)..  6,700    235,840
          Gillette Co................................ 13,800    467,406
          Kimberly-Clark Corp........................  4,800    297,600
          Philip Morris Cos., Inc....................  8,600    375,648
          Procter & Gamble Co........................  2,100    187,530
          Tropical Sportswear International Corp.(a).  2,500     55,475
                                                             ----------
                                                              2,194,799
                                                             ----------
        Diversified Operations -- 3.5%
          3M Co......................................  1,500    184,500
          Albany International Corp.
           (Class "A" Stock).........................  5,600    150,696
          Danaher Corp...............................  1,100     72,985
          Honeywell International, Inc...............    600     21,138
          Illinois Tool Works, Inc...................  2,900    198,070
          Pentair, Inc...............................    900     43,272
          Snap-on, Inc...............................  9,100    270,179
          SPX Corp.(a)...............................    600     70,500
          Viad Corp..................................  6,100    158,600
          York International Corp....................  2,400     81,096
                                                             ----------
                                                              1,251,036
                                                             ----------
        Drugs & Medical Supplies -- 3.3%
          Abbott Laboratories........................  2,300     86,595
          Bristol-Myers Squibb Co....................  7,800    200,460
          Johnson & Johnson..........................  6,500    339,690
          Merck & Co., Inc...........................  3,500    177,240
          Pfizer, Inc................................  4,900    171,500
          Wyeth......................................  4,200    215,040
                                                             ----------
                                                              1,190,525
                                                             ----------
        Electronics -- 0.8%
          Adobe Systems, Inc.........................  3,200     91,200
          Agere Systems, Inc. (Class "A" Stock)(a)... 12,900     18,060
          Agilent Technologies, Inc.(a)..............    400      9,460
          FPL Group, Inc.............................    900     53,991
          KLA-Tencor Corp.(a)........................  1,600     70,384
          Micron Technology, Inc.(a).................  2,300     46,506
                                                             ----------
                                                                289,601
                                                             ----------
        Financial Services -- 12.4%
          Citigroup, Inc............................. 34,694  1,344,393
          Federal Home Loan Mortgage Corp............  3,300    201,960
          Federal National Mortgage Association......  2,400    177,000
          Goldman Sachs Group, Inc...................  1,800    132,030
          Household International, Inc...............  1,000     49,700
          J.P. Morgan Chase & Co..................... 30,700  1,041,344
          Lehman Brothers Holdings, Inc..............  3,300    206,316

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

                    -----------------------------------------
                    SP LARGE CAP VALUE PORTFOLIO (Continued)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
          COMMON STOCKS                              Shares  (Note 2)
          (Continued)                                ------ ----------
          Financial Services (cont'd.)
            MBIA, Inc...............................  6,100 $  344,833
            MBNA Corp...............................  2,100     69,447
            Merrill Lynch & Co., Inc................ 10,100    409,050
            Morgan Stanley Dean Witter & Co......... 11,400    491,112
                                                            ----------
                                                             4,467,185
                                                            ----------
          Food & Beverage -- 1.1%
            ConAgra Foods, Inc......................  3,300     91,245
            Kraft Foods, Inc. (Class "A" Stock).....  4,500    184,275
            PepsiCo, Inc............................  2,100    101,220
                                                            ----------
                                                               376,740
                                                            ----------
          Healthcare Service -- 1.6%
            HCA, Inc................................  3,400    161,500
            Tenet Healthcare Corp.(a)...............  3,400    243,270
            UnitedHealth Group, Inc.................  1,900    173,945
                                                            ----------
                                                               578,715
                                                            ----------
          Industrial Technology -- 0.8%
            Kennametal, Inc.........................  1,400     51,240
            Parker-Hannifin Corp....................  3,200    152,928
            Thermo Electron Corp.(a)................  5,000     82,500
                                                            ----------
                                                               286,668
                                                            ----------
          Insurance -- 6.5%
            AFLAC, Inc..............................  7,500    240,000
            Allstate Corp...........................  9,700    358,706
            AMBAC Financial Group, Inc..............  3,650    245,280
            American International Group, Inc....... 17,800  1,214,494
            Hartford Financial Services Group, Inc..  2,200    130,834
            MetLife, Inc............................  5,000    144,000
                                                            ----------
                                                             2,333,314
                                                            ----------
          Leisure -- 0.9%
            Harrah's Entertainment, Inc.(a).........  7,500    332,625
                                                            ----------
          Media -- 3.9%
            AOL Time Warner, Inc.(a)................ 19,300    283,084
            Clear Channel Communications, Inc.(a)...  7,900    252,958
            Comcast Corp. (Class "A" Stock)(a)......  7,400    176,416
            Fox Entertainment Group, Inc.
             (Class "A" Stock)(a)...................  5,700    123,975
            Omnicom Group, Inc......................  2,600    119,080
            The McGraw-Hill Cos., Inc...............  1,100     65,670
            The Walt Disney Co......................  4,600     86,940
            Viacom, Inc. (Class "B" Stock)(a).......  6,200    275,094
                                                            ----------
                                                             1,383,217
                                                            ----------
          Metal & Minerals -- 1.8%
            Alcan, Inc. (Canada)....................  4,200    157,584
            Alcoa, Inc..............................  5,400    179,010
            Freeport-McMoRan Copper & Gold, Inc.
             (Class "B" Stock)(a)...................  2,400     42,840
            Phelps Dodge Corp.......................  6,500    267,800
                                                            ----------
                                                               647,234
                                                            ----------
          Oil & Gas -- 11.6%
            ChevronTexaco Corp...................... 12,064  1,067,664
            Conoco, Inc............................. 14,500    403,100
            Equitable Resources, Inc................  4,200    144,060
            Exxon Mobil Corp........................ 44,400  1,816,848

                                                              Value
         COMMON STOCKS                               Shares  (Note 2)
         (Continued)                                 ------ ----------
         Oil & Gas (cont'd.)
           Northeast Utilities......................  4,900 $   92,169
           Phillips Petroleum Co....................  7,440    438,067
           Smith International, Inc.(a).............    200     13,638
           Suncor Energy, Inc.......................  1,600     28,576
           Valero Energy Corp.......................    300     11,226
           Weatherford International, Ltd.(a).......  3,300    142,560
                                                            ----------
                                                             4,157,908
                                                            ----------
         Real Estate Investment Trust -- 1.6%
           Apartment Investment & Management Co.
            (Class "A" Stock).......................  3,800    186,960
           Equity Office Properties Trust...........  6,100    183,610
           Equity Residential Properties Trust......  3,300     94,875
           Simon Property Group, Inc................  3,400    125,256
                                                            ----------
                                                               590,701
                                                            ----------
         Retail -- 3.5%
           Best Buy Co., Inc.(a)....................  1,200     43,560
           Big Lots, Inc.(a)........................  4,100     80,688
           CDW Computer Centers, Inc.(a)............  1,500     70,215
           CVS Corp................................. 14,300    437,580
           Home Depot, Inc..........................  1,200     44,076
           Kohl's Corp.(a)..........................  2,200    154,176
           Saks, Inc.(a)............................  2,500     32,100
           Target Corp..............................  1,600     60,960
           The Limited, Inc......................... 15,900    338,670
                                                            ----------
                                                             1,262,025
                                                            ----------
         Technology -- 1.7%
           Apple Computer, Inc.(a).................. 10,400    184,288
           Comverse Technology, Inc.(a).............  1,100     10,186
           Dell Computer Corp.(a)...................    700     18,298
           Hewlett-Packard Co.......................    400      6,112
           Microsoft Corp.(a).......................  2,900    158,630
           Millipore Corp...........................  1,600     51,168
           NCR Corp.(a).............................  3,700    128,020
           Sun Microsystems, Inc.(a)................  4,700     23,547
           The InterCept Group, Inc.(a).............  1,500     31,080
                                                            ----------
                                                               611,329
                                                            ----------
         Telecommunications -- 6.3%
           AT&T Corp................................ 32,500    347,750
           BellSouth Corp........................... 19,300    607,950
           Motorola, Inc............................ 11,800    170,156
           Qwest Communications International, Inc.. 14,100     39,480
           SBC Communications, Inc..................  8,000    244,000
           Verizon Communications, Inc.............. 21,600    867,240
                                                            ----------
                                                             2,276,576
                                                            ----------
         Transportation -- 0.2%
           Kansas City Southern(a)..................  3,900     66,300
                                                            ----------
         Utility - Electric -- 5.9%
           Ameren Corp..............................  7,600    326,876
           Dominion Resources, Inc..................  6,400    423,680
           Entergy Corp.............................  3,500    148,540
           FirstEnergy Corp......................... 10,100    337,138
           KeySpan Corp.............................  2,500     94,125
           Kinder Morgan, Inc.......................  4,900    186,298

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

                    -----------------------------------------
                    SP LARGE CAP VALUE PORTFOLIO (Continued)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                          Value
             COMMON STOCKS                       Shares  (Note 2)
             (Continued)                         ------ -----------
             Utility - Electric (cont'd.)
               Southern Co...................... 8,400  $   230,160
               TXU Corp......................... 7,200      371,160
                                                        -----------
                                                          2,117,977
                                                        -----------
             Waste Management -- 0.1%
               Allied Waste Industries, Inc.(a). 3,400       32,640
                                                        -----------
             TOTAL LONG-TERM INVESTMENTS
              (cost $36,976,608).......................  35,583,852
                                                        -----------

                                                Principal
                                                 Amount
         SHORT-TERM                               (000)
         INVESTMENTS -- 7.3%                    ---------
         Repurchase Agreement
           Joint Repurchase Agreement Account,
            1.95%, 07/01/02 (Note 5)
            (cost $2,647,000)..................  $2,647     2,647,000
                                                          -----------
         TOTAL INVESTMENTS -- 106.3%
           (cost $39,623,608; Note 7)....................  38,230,852
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (6.3)%...............................  (2,274,002)
                                                          -----------
         NET ASSETS -- 100.0%............................ $35,956,850
                                                          ===========

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

                     ---------------------------------------
                     SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


            LONG-TERM INVESTMENTS -- 97.1%                 Value
                                                  Shares  (Note 2)
            COMMON STOCKS -- 96.6%                ------ ----------
            Advertising -- 1.4%
              Lamar Advertising Co.(a)........... 3,580  $  133,212
                                                         ----------
            Autos - Cars & Trucks -- 0.6%
              American Axle & Manufacturing
               Holdings, Inc.(a)................. 2,040      60,670
                                                         ----------
            Banks and Savings & Loans -- 3.2%
              Bank of America Corp............... 1,140      80,210
              Comerica, Inc...................... 1,490      91,486
              Mellon Financial Corp.............. 4,340     136,406
                                                         ----------
                                                            308,102
                                                         ----------
            Chemicals -- 1.9%
              Dow Chemical Co.................... 2,330      80,105
              Praxair, Inc....................... 1,810     103,116
                                                         ----------
                                                            183,221
                                                         ----------
            Computers -- 1.9%
              Dell Computer Corp.(a)............. 4,500     117,630
              Hewlett-Packard Co................. 4,193      64,069
                                                         ----------
                                                            181,699
                                                         ----------
            Computer Services -- 3.9%
              Ceridian Corp.(a).................. 1,170      22,207
              Microsoft Corp.(a)................. 1,880     102,836
              Oracle Corp.(a).................... 8,570      81,158
              PeopleSoft, Inc.(a)................ 2,960      44,045
              SunGard Data Systems, Inc.(a)...... 2,600      68,848
              VERITAS Software Corp.(a).......... 2,946      58,301
                                                         ----------
                                                            377,395
                                                         ----------
            Cosmetics/Toiletries -- 0.5%
              Avon Products, Inc.................   900      47,016
                                                         ----------
            Diversified Manufacturing Operations -- 4.7%
              Danaher Corp....................... 2,320     153,932
              General Electric Co................ 4,280     124,334
              Illinois Tool Works, Inc........... 1,070      73,081
              ITT Industries, Inc................   100       7,060
              SPX Corp...........................   160      18,800
              Tyco International, Ltd............ 5,770      77,953
                                                         ----------
                                                            455,160
                                                         ----------
            Drugs & Medical Supplies -- 11.4%
              Allergan, Inc......................   480      32,040
              Baxter International, Inc.......... 2,500     111,125
              Eli Lilly & Co..................... 1,890     106,596
              Genzyme Corp.(a)................... 3,330      64,069
              Johnson & Johnson.................. 1,960     102,430
              Pfizer, Inc........................ 9,940     347,900
              Pharmacia Corp..................... 3,040     113,848
              Shire Pharmaceuticals Group PLC
               (United Kingdom)(a)............... 7,290      64,450
              Wyeth.............................. 2,930     150,016
                                                         ----------
                                                          1,092,474
                                                         ----------
            Electronics -- 2.6%
              Emulex Corp.(a).................... 2,600      58,526
              Fairchild Semiconductor Corp.
               (Class "A" Stock)(a).............. 3,070      74,601
              Flextronics International, Ltd.(a). 7,060      50,338

                                                                Value
         COMMON STOCKS                                  Shares (Note 2)
         (Continued)                                    ------ --------
         Electronics (cont'd.)
           QLogic Corp.(a).............................  1,200 $ 45,720
           Tektronix, Inc.(a)..........................    960   17,961
                                                               --------
                                                                247,146
                                                               --------
         Electronic Components -- 2.1%
           Agilent Technologies, Inc.(a)...............    820   19,393
           Atmel Corp.(a).............................. 13,670   85,574
           STMicroelectronics NV (Switzerland).........  2,550   62,042
           Texas Instruments, Inc......................  1,270   30,099
                                                               --------
                                                                197,108
                                                               --------
         Financial Services -- 8.6%
           American Express Co.........................  1,020   37,046
           Citigroup, Inc..............................  4,449  172,399
           FleetBoston Financial Corp..................  1,780   57,583
           Goldman Sachs Group, Inc....................  1,150   84,353
           Household International, Inc................  2,420  120,274
           Lehman Brothers Holdings, Inc...............    770   48,140
           Merrill Lynch & Co., Inc....................  4,910  198,855
           Morgan Stanley Dean Witter & Co.............  2,620  112,870
                                                               --------
                                                                831,520
                                                               --------
         Gas Pipelines -- 1.3%
           Dynegy, Inc. (Class "A" Stock)..............  7,160   51,552
           Kinder Morgan, Inc..........................  1,900   72,238
                                                               --------
                                                                123,790
                                                               --------
         Instrument - Controls -- 0.8%
           Applied Biosystems Group-Applera Corp.......  3,930   76,596
                                                               --------
         Insurance -- 8.9%
           ACE, Ltd....................................  4,160  131,456
           American International Group, Inc...........  1,650  112,580
           Hartford Financial Services Group, Inc......  1,320   78,500
           MetLife, Inc................................  1,850   53,280
           The Chubb Corp..............................  1,090   77,172
           Travelers Property Casualty Corp.
            (Class "A" Stock)(a).......................  5,780  102,306
           UnumProvident Corp..........................  3,640   92,638
           Willis Group Holdings Ltd.
            (United Kingdom)(a)........................    810   26,657
           XL Capital Ltd. (Class "A" Stock) (Bermuda).  2,120  179,564
                                                               --------
                                                                854,153
                                                               --------
         Leisure -- 2.3%
           Hilton Hotels Corp..........................  5,050   70,195
           Sabre Holdings Corp.........................  1,400   50,120
           Starwood Hotels & Resorts Worldwide, Inc....  2,910   95,710
                                                               --------
                                                                216,025
                                                               --------
         Media -- 9.8%
           AOL Time Warner, Inc.(a)....................  7,280  107,089
           Charter Communications, Inc.
            (Class "A" Stock)(a)....................... 12,340   50,347
           Clear Channel Communications, Inc.(a).......  4,090  130,962
           Fox Entertainment Group, Inc.
            (Class "A" Stock)(a).......................  4,980  108,315
           The E.W. Scripps Co. (Class "A" Stock)......    300   23,100
           The Walt Disney Co..........................  5,100   96,390

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

               ---------------------------------------------------
               SP MFS CAPITAL OPPORTUNITIES PORTFOLIO (Continued)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                            Value
             COMMON STOCKS                          Shares (Note 2)
             (Continued)                            ------ --------
             Media (cont'd.)
               Viacom, Inc. (Class "B" Stock)(a)...  8,720 $386,906
               Westwood One, Inc.(a)...............  1,080   36,094
                                                           --------
                                                            939,203
                                                           --------
             Miscellaneous - Basic Industry -- 0.4%
               AES Corp.(a)........................  7,350   39,837
                                                           --------
             Networking Products -- 1.4%
               Cisco Systems, Inc.(a)..............  9,380  130,851
                                                           --------
             Oil - Exploration/Production -- 5.8%
               Anadarko Petroleum Corp.............  1,950   96,135
               Apache Corp.........................  2,563  147,321
               Encana Corp.........................  2,317   71,145
               GlobalSantaFe Corp..................  8,660  236,851
               Transocean, Inc.....................    200    6,230
                                                           --------
                                                            557,682
                                                           --------
             Oil & Gas Services -- 2.6%
               Baker Hughes, Inc...................    740   24,634
               El Paso Corp........................  5,239  107,976
               Grant Prideco, Inc.(a)..............  8,390  114,104
               Valero Energy Corp..................    130    4,865
                                                           --------
                                                            251,579
                                                           --------
             Paper & Forest Products -- 4.2%
               Abitibi-Consolidated, Inc. (Canada). 11,590  106,975
               Aracruz Celulose SA, ADR (Brazil)...  4,230   84,600
               Bowater, Inc........................  2,140  116,352
               Georgia-Pacific Corp................    200    4,916
               Smurfit-Stone Container Corp.(a)....  4,790   73,862
               Temple-Inland, Inc..................    200   11,572
               Weyerhaeuser Co.....................    100    6,385
                                                           --------
                                                            404,662
                                                           --------
             Restaurants -- 0.5%
               Outback Steakhouse, Inc.(a).........  1,470   51,597
                                                           --------
             Retail -- 5.6%
               Best Buy Co., Inc.(a)...............  1,100   39,930
               BJ's Wholesale Club, Inc.(a)........  2,820  108,570
               Costco Wholesale Corp.(a)...........  1,690   65,268
               CVS Corp............................  1,240   37,944
               Home Depot, Inc.....................  3,240  119,005
               Safeway, Inc.(a)....................  1,800   52,542
               Target Corp.........................  3,140  119,634
                                                           --------
                                                            542,893
                                                           --------
             Semiconductors -- 1.9%
               Analog Devices, Inc.(a).............  3,320   98,604
               Lam Research Corp.(a)...............  1,930   34,701
               National Semiconductor Corp.(a).....    830   24,211
               Novellus Systems, Inc.(a)...........    230    7,820
               Teradyne, Inc.(a)...................    800   18,800
                                                           --------
                                                            184,136
                                                           --------
             Telecommunications -- 5.4%
               Amdocs, Ltd. (United Kingdom)(a)....  3,820   28,841
               AT&T Corp...........................  2,090   22,363
               AT&T Wireless Services, Inc.(a)..... 11,590   67,802
               EchoStar Communications Corp.
                (Class "A" Stock)(a)...............  7,970  147,923

                                                                  Value
     COMMON STOCKS                                     Shares    (Note 2)
     (Continued)                                      --------- ----------
     Telecommunications (cont'd.)
       General Motors Corp. (Class "H" Stock)(a).....   4,250   $   44,200
       Motorola, Inc.................................   2,650       38,213
       Nokia Oyj, ADR (Finland)......................   4,960       71,821
       Partner Communications Co. Ltd., ADR
        (Israel)(a)..................................  10,365       43,533
       Vodafone Group PLC, ADR (United
        Kingdom).....................................  42,029       57,658
       Winstar Communications, Inc.(a)...............     930            2
                                                                ----------
                                                                   522,356
                                                                ----------
     Tobacco -- 1.2%
       Philip Morris Cos., Inc.......................   2,580      112,694
                                                                ----------
     Trucking/Shipping -- 1.5%
       FedEx Corp....................................   1,300       69,420
       Union Pacific Corp............................     200       12,656
       United Parcel Service, Inc. (Class "B" Stock).   1,000       61,750
                                                                ----------
                                                                   143,826
                                                                ----------
     Waste Management -- 0.2%
       Waste Management, Inc.........................     900       23,445
                                                                ----------
     TOTAL COMMON STOCKS
       (cost $11,203,020)....................................    9,290,048
                                                                ----------
     PREFERRED STOCKS -- 0.5%
     Oil & Gas Services
       KeySpan Corp. (cost $47,088)..................     940       49,068
                                                                ----------
     TOTAL LONG-TERM INVESTMENTS
       (cost $11,250,108)....................................    9,339,116
                                                                ----------

                                                      Principal
                                                       Amount
     SHORT-TERM                                         (000)
     INVESTMENT -- 3.6%                               ---------
     Repurchase Agreement
       Joint Repurchase Agreement Account
        1.95%, 07/01/02 (cost $343,000; Note 5)          $343      343,000
                                                                ----------
     TOTAL INVESTMENTS -- 100.7%
      (cost $11,593,108; Note 7)...............................  9,682,116
     LIABILITIES IN EXCESS OF OTHER
      ASSETS -- (0.7)%.........................................    (64,631)
                                                                ----------
     NET ASSETS -- 100.0%...................................... $9,617,485
                                                                ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamloze Vennootschap (Dutch Company)
Oyj Julkinen Osakeyhtio (Finnish Company)
PLC Public Limited Company (British Limited Liability Company)
SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme
    (French Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

                        --------------------------------
                        SP MFS MID-CAP GROWTH PORTFOLIO
                        --------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


          LONG-TERM INVESTMENTS -- 94.7%                      Value
                                                     Shares  (Note 2)
          COMMON STOCKS                              ------ ----------
          Apparel -- 1.4%
            NIKE, Inc. (Class "B" Stock)............  4,100 $  219,965
                                                            ----------
          Commercial Services -- 0.8%
            ARAMARK Corp. (Class "B" Stock)(a)......    950     23,750
            Concord EFS, Inc.(a)....................  2,950     88,913
            Weight Watchers International, Inc.(a)..    150      6,516
                                                            ----------
                                                               119,179
                                                            ----------
          Computer Services -- 13.4%
            BISYS Group, Inc. (The)(a)..............  4,400    146,520
            Citrix Systems, Inc.(a)................. 45,300    273,612
            DST Systems, Inc.(a)....................  4,640    212,094
            Jack Henry & Associates, Inc............  6,100    101,809
            Macrovision Corp.(a).................... 12,990    170,299
            McDATA Corp. (Class "A" Stock)(a)....... 15,990    140,872
            McDATA Corp. (Class "B" Stock)(a).......    600      5,340
            PeopleSoft, Inc.(a).....................  6,900    102,672
            Rational Software Corp.(a).............. 18,690    153,445
            Sabre Holdings Corp.(a).................  4,900    175,420
            Siebel Systems, Inc.(a).................  4,500     63,990
            SunGard Data Systems, Inc.(a)...........  8,700    230,376
            VERITAS Software Corp.(a)............... 16,010    316,838
                                                            ----------
                                                             2,093,287
                                                            ----------
          Data Processing -- 4.9%
            Brocade Communications Systems, Inc.(a). 13,200    230,736
            CSG Systems International, Inc.(a)...... 19,670    376,484
            Fiserv, Inc.(a).........................  1,500     55,065
            Global Payments, Inc.(a)................  3,402    101,209
                                                            ----------
                                                               763,494
                                                            ----------
          Drugs & Medical Supplies -- 12.8%
            Allergan, Inc...........................  2,500    166,875
            Biovail Corp. (Canada)(a)...............  3,000     86,880
            Cytyc Corp.(a).......................... 46,460    354,025
            Genzyme Corp.(a)........................  8,270    159,115
            IMS Health, Inc......................... 20,230    363,129
            Lincare Holdings, Inc.(a)............... 15,910    513,893
            Mylan Laboratories Inc..................  1,900     59,565
            Shire Pharmaceuticals Group PLC ADR(a)..  8,120    209,577
            Stryker Corp............................  1,400     74,914
            VISX, Inc.(a)...........................    960     10,464
                                                            ----------
                                                             1,998,437
                                                            ----------
          Financial Services -- 1.9%
            Comerica, Inc...........................  1,200     73,680
            First Tennessee National Corp...........  1,900     72,770
            Investment Technology Group, Inc.(a)....    500     16,350
            SouthTrust Corp.........................  4,900    127,988
                                                            ----------
                                                               290,788
                                                            ----------
          Health Care Services -- 3.9%
            Caremark Rx, Inc.(a).................... 11,200    184,800
            HEALTHSOUTH Corp.(a).................... 25,060    320,517
            IMPATH, Inc.(a).........................  6,170    110,752
                                                            ----------
                                                               616,069
                                                            ----------
          Instrument - Controls -- 1.1%
            Applied Biosystems Group-Applera Corp...  8,420    164,106
                                                            ----------

                                                                 Value
      COMMON STOCKS                                     Shares  (Note 2)
      (Continued)                                       ------ ----------
      Insurance -- 7.5%
        ACE, Ltd. (Bermuda)............................  8,920 $  281,872
        Arthur J. Gallagher & Co.......................  7,960    275,814
        Principal Financial Group, Inc. (The)(a).......  2,760     85,560
        Willis Group Holdings, Ltd.(a).................  8,900    292,899
        XL Capital, Ltd. (Class "A" Stock) (Bermuda)     2,710    229,537
                                                               ----------
                                                                1,165,682
                                                               ----------
      Internet -- 7.5%
        BEA Systems, Inc.(a)........................... 13,660    129,906
        CheckFree Corp.(a)............................. 16,620    259,937
        Internet Security Systems, Inc.(a).............  6,330     83,050
        S1 Corp.(a).................................... 35,670    263,601
        SmartForce Public Ltd., Co. ADR(a)............. 21,340     72,556
        VeriSign, Inc.(a).............................. 51,452    369,940
                                                               ----------
                                                                1,178,990
                                                               ----------
      Media -- 5.3%
        Clear Channel Communications, Inc.(a)..........    300      9,572
        E.W. Scripps Co. (The) (Class "A" Stock).......    400     30,771
        Entercom Communications Corp.(a)...............    800     36,720
        Hearst-Argyle Television, Inc.(a)..............    900     20,295
        Lin TV Corp. (Class "A" Stock)(a)..............  1,300     35,152
        McGraw-Hill Companies., Inc. (The).............  5,200    310,440
        New York Times Co. (The) (Class "A" Stock)       1,000     51,500
        Tribune Co.....................................  3,000    130,500
        Univision Communications, Inc.
         (Class "A" Stock)(a)..........................  5,800    182,120
        Westwood One, Inc.(a)..........................    800     26,736
                                                               ----------
                                                                  833,806
                                                               ----------
      Motorcycles -- 0.7%
        Harley-Davidson, Inc...........................  2,000    102,540
                                                               ----------
      Networking Products -- 2.6%
        Cable Design Technologies Corp.(a).............  1,320     13,530
        Computer Network Technology Corp.(a)...........  2,590     15,877
        Emulex Corp.(a)................................  9,470    213,169
        Juniper Networks, Inc.(a)...................... 11,100     62,715
        Network Appliance, Inc.(a).....................  8,400    104,496
                                                               ----------
                                                                  409,787
                                                               ----------
      Oil & Gas Exploration & Production -- 7.5%
        Baker Hughes, Inc..............................  6,000    199,740
        BJ Services Co.(a).............................  1,100     38,272
        Devon Energy Corp..............................  6,240    307,507
        Diamond Offshore Drilling, Inc.................  3,400     96,900
        Newfield Exploration Co.(a).................... 11,560    429,685
        Noble Corp.(a).................................  2,700    104,220
                                                               ----------
                                                                1,176,324
                                                               ----------
      Publishing -- 1.5%
        Scholastic Corp.(a)............................  6,290    238,391
                                                               ----------
      Restaurants -- 1.6%
        Brinker International, Inc.(a).................  3,000     95,250
        Outback Steakhouse, Inc.(a)....................  4,200    147,420
                                                               ----------
                                                                  242,670
                                                               ----------
      Retail -- 8.1%
        Best Buy Co., Inc.(a)..........................  2,900    105,270
        BJ's Wholesale Club, Inc.(a)...................  2,340     90,090
        Circuit City Stores, Inc. - Circuit City Group.  1,500     27,810

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

                  --------------------------------------------
                  SP MFS MID-CAP GROWTH PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



                                                                Value
      COMMON STOCKS                                 Shares     (Note 2)
      (Continued)                                  --------- -----------
      Retail (cont'd.)
        CVS Corp..................................   4,720   $   144,432
        Dollar Tree Stores, Inc.(a)...............   3,400       133,994
        Family Dollar Stores, Inc.................     600        21,484
        Kroger Co.(a).............................  17,000       338,300
        Pier 1 Imports, Inc.......................   1,400        29,114
        Talbots, Inc. (The).......................   5,660       198,100
        Tiffany & Co..............................   5,200       183,040
                                                             -----------
                                                               1,271,634
                                                             -----------
      Semiconductors -- 2.4%
        Advanced Micro Devices, Inc.(a)...........   3,600        34,081
        Broadcom Corp. (Class "A" Stock)(a).......   5,000        87,700
        GlobespanVirata, Inc.(a)..................   7,480        28,948
        Intersil Corp. (Class "A" Stock)(a).......   3,990        85,306
        Novellus Systems, Inc.(a).................   1,900        64,600
        QLogic Corp.(a)...........................   2,000        76,200
                                                             -----------
                                                                 376,835
                                                             -----------
      Telecommunications -- 9.8%
        Advanced Fibre Communications,
         Inc.(a)..................................  13,700       226,598
        Amdocs, Ltd. (Bermuda)(a).................   8,210        61,986
        American Tower Corp. (Class "A" Stock)(a)   31,740       109,503
        CIENA Corp.(a)............................  15,075        63,163
        Crown Castle International Corp.(a).......  76,680       301,352
        EchoStar Communications Corp.
         (Class "A" Stock)(a).....................  26,800       497,408
        General Motors Corp. (Class "H" Stock)(a)   15,460       160,784
        JDS Uniphase Corp.(a).....................  20,400        54,468
        Tekelec(a)................................   6,990        56,130
                                                             -----------
                                                               1,531,392
                                                             -----------
      U.S. Government Agency
        Federal Agricultural Mortgage Corp.
         (Class "C" Stock)(a).....................     200         5,340
                                                             -----------
      TOTAL LONG-TERM INVESTMENTS
        (cost $20,701,958)................................    14,798,716
                                                             -----------

                                                   Principal
                                                    Amount
      SHORT-TERM                                     (000)
      INVESTMENTS -- 10.3%                         ---------
      Repurchase Agreement
        Joint Repurchase Agreement Account,
         1.95%, 07/01/02
         (cost $1,603,000; Note 5)................  $1,603     1,603,000
                                                             -----------
      TOTAL INVESTMENTS -- 105.0%
        (cost $22,304,958; Note 7)........................    16,401,716
      LIABILITIES IN EXCESS OF OTHER
       ASSETS -- (5.0)%.....................................    (775,938)
                                                             -----------
      NET ASSETS -- 100.0%.................................. $15,625,778
                                                             ===========

The following abbreviations are used in portfolio descriptions:

         ADR American Depository Receipt
         PLC Public Limited Company (British Limited Liability Company)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

                         ------------------------------
                         SP PIMCO HIGH YIELD PORTFOLIO
                         ------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                Principal
                                                                      Moody's Interest Maturity  Amount     Value
LONG-TERM INVESTMENTS -- 87.7%                                        Rating    Rate     Date     (000)    (Note 2)
LONG-TERM BONDS                                                       ------- -------- -------- --------- -----------
CORPORATE BONDS -- 84.6%
Airlines -- 1.9%
  Continental Airlines, Inc., Pass-Through Certs.....................  Baa3     7.373% 12/15/15   $200    $   199,494
  Dunlop Standard Aerospace Holdings PLC, Sr. Notes (United Kingdom).   B3     11.875% 05/15/09    200        211,000
  United Air Lines, Inc., Pass-Through Certs., Ser. 01-1.............  Baa3     6.201% 09/01/08    100         92,043
  United Air Lines, Inc., Pass-Through Certs., Ser. 01-1.............  Baa3     6.602% 09/01/13    350        310,632
  United Air Lines, Inc., Pass-Through Certs., Ser. 00-1.............  Baa3      7.73% 07/01/10    550        512,138
  United Airways, Inc. (Class A).....................................  Baa3      6.76% 04/15/08    130        125,277
  US Airways, Inc., Pass-Through Certs., Ser. 93-A2..................  Caa2     9.625% 09/01/03    100         69,000
                                                                                                          -----------
                                                                                                            1,519,584
                                                                                                          -----------
Asset Backed Securities -- 2.3%
  Alpharma, Term Loan A Split........................................   NR       5.15% 07/15/08    380        380,211
  Alpharma, Term Loan B Split........................................   NR       5.26% 07/15/08    333        332,686
  Alpharma, Term Loan D Split........................................   NR       5.30% 07/15/08    170        169,866
  Alpharma, Term Loan C..............................................   NR       5.30% 07/15/08    115        114,731
  Cedar Brakes II LLC................................................  Baa2     9.875% 09/01/13    200        204,280
  Jet Equipment Trust (Class A)......................................  Ba2       7.63% 08/15/12     82         66,229
  Midwest Generation LLC, Pass-Through Certs., Ser. A................  Baa3      8.30% 07/02/09    150        149,319
  Midwest Generation LLC, Pass-Through Certs., Ser. B................  Baa3      8.56% 01/02/16    400        396,576
                                                                                                          -----------
                                                                                                            1,813,898
                                                                                                          -----------
Auto - Cars & Trucks -- 0.1%
  Arvin Capital I, Gtd. Notes........................................  Ba1       9.50% 02/01/27     50         49,664
                                                                                                          -----------
Broadcasting & Other Media -- 3.1%
  AMFM, Inc., Sr. Sub. Notes, Ser. B.................................  Ba2      8.125% 12/15/07    150        145,500
  Echostar DBS Corp., Sr. Notes......................................   B1       9.25% 02/01/06    300        273,000
  Echostar DBS Corp., Sr. Notes......................................   B1      9.375% 02/01/09    325        295,750
  Gray Communications Systems, Inc., Sr. Sub. Notes..................   B3       9.25% 12/15/11    200        204,000
  Quebecor Media, Inc., Sr. Notes (Canada)...........................   B2     11.125% 07/15/11    600        591,000
  Sinclair Broadcast Group, Inc., Gtd. Notes.........................   B2       9.00% 07/15/07    225        225,000
  Young Broadcasting, Inc., Sr. Notes................................   NR       8.50% 12/15/08    700        696,500
                                                                                                          -----------
                                                                                                            2,430,750
                                                                                                          -----------
Building Products
  Building Materials Corp. of America, Sr. Notes, Ser. B.............   B2       8.00% 10/15/07     15         12,619
                                                                                                          -----------
Cable -- 6.5%
  British Sky Broadcasting Group PLC, Gtd. Notes (United Kingdom)....  Ba1      6.875% 02/23/09    250        229,968
  British Sky Broadcasting Group PLC, Gtd. Notes (United Kingdom)....  Ba1       7.30% 10/15/06    200        195,604
  CanWest Media, Inc., Sr. Sub. Notes (Canada).......................   B2     10.625% 05/15/11    500        497,500
  Charter Communication Holdings LLC, Sr. Notes......................   B2       8.25% 04/01/07    125         83,750
  Charter Communication Holdings LLC, Sr. Notes......................   B2      8.625% 04/01/09    150        100,500
  Charter Communication Holdings LLC, Sr. Disc. Notes, Zero Coupon
   (until 04/01/04)..................................................   B2       9.00% 04/01/11    350        166,250
  Charter Communication Holdings LLC, Sr. Notes......................   B2      9.625% 11/15/09    450        299,250
  Charter Communication Holdings LLC, Sr. Notes......................   B2      10.00% 04/01/09    375        253,125
  Charter Communication Holdings LLC, Sr. Notes......................   B2      10.75% 10/01/09    575        403,937
  Charter Communication Holdings LLC, Sr. Notes......................   B2     11.125% 01/15/11     50         34,500
  CSC Holdings, Inc., Debs...........................................  Ba2      7.625% 07/15/18    300        214,839
  CSC Holdings, Inc., Sr. Notes, Ser. B..............................  Ba2      7.625% 04/01/11    450        362,061
  CSC Holdings, Inc., Debs., Ser. B..................................  Ba2      8.125% 08/15/09    100         80,347
  CSC Holdings, Inc., Sr. Notes, Ser. B..............................  Ba2      8.125% 07/15/09    525        421,853
  Fox Sports Networks LLC, Sr. Notes.................................  Ba1      8.875% 08/15/07    550        566,500
  Mediacom Broadband LLC, Gtd. Notes.................................   B2      11.00% 07/15/13    620        579,700
  Rogers Cablesystems, Inc., Deb. (Canada)...........................  Baa3    10.125% 09/01/12    200        206,000
  Rogers Cablesystems, Ltd., Sr. Notes, Ser. B (Canada)..............  Baa3     10.00% 03/15/05    250        260,000
  Rogers Cablesystems, Ltd., Gtd. Notes (Canada).....................  Baa3     10.00% 12/01/07    200        208,000
                                                                                                          -----------
                                                                                                            5,163,684
                                                                                                          -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

                   ------------------------------------------
                   SP PIMCO HIGH YIELD PORTFOLIO (Continued)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                 Principal
                                                       Moody's Interest Maturity  Amount     Value
                                                       Rating    Rate     Date     (000)    (Note 2)
                                                       ------- -------- -------- --------- -----------
Chemicals -- 5.3%
  Airgas, Inc.........................................  Ba1       7.14% 03/08/04  $  200   $   203,909
  ARCO Chemical Co., Deb. Notes.......................  Ba3      9.375% 12/15/05     155       148,800
  Avecia Group PLC, Gtd. Notes (United Kingdom).......   B3      11.00% 07/01/09     300       297,000
  Equistar Chemicals, LP..............................   B1       8.75% 02/15/09     250       223,549
  Equistar Chemicals, LP, Gtd. Notes..................   B1     10.125% 09/01/08     150       143,250
  Ferro Corp., Sr. Notes..............................  Baa3     9.125% 01/01/09     425       456,672
  Hercules, Inc.......................................  Ba1      6.625% 06/01/03     310       311,550
  Hercules, Inc., Gtd. Notes..........................  Ba2     11.125% 11/15/07     220       246,400
  ISP Chemco, Inc., Ser. B............................   B2      10.25% 07/01/11     500       510,000
  Lyondell Chemical Co., Gtd. Notes...................  Ba3       9.50% 12/15/08     250       232,500
  Lyondell Chemical Co., Sr. Sec'd. Notes, Ser. A.....  Ba3      9.625% 05/01/07     150       143,250
  Lyondell Chemical Co................................  Ba3     11.125% 07/15/12     200       198,500
  Methanex Corp., Sr. Notes...........................  Ba1       8.75% 08/15/12     500       510,000
  Millennium America, Inc., Gtd. Notes................  Ba1       9.25% 06/15/08     175       178,500
  Millennium America, Inc., Sr. Notes.................  Ba1       9.25% 06/15/08     300       306,000
  OM Group, Inc., Gtd. Notes..........................   B3       9.25% 12/15/11     100       103,500
                                                                                           -----------
                                                                                             4,213,380
                                                                                           -----------
Containers -- 0.3%
  Kappa Beheer BV, Gtd. Notes (Netherlands)...........   B2     10.625% 07/15/09     200       216,000
                                                                                           -----------
Cosmetics & Toiletries -- 0.4%
  Armkel LLC, Sr. Sub. Notes..........................   B2       9.50% 08/15/09     290       302,325
                                                                                           -----------
Drugs & Health Care -- 5.9%
  DaVita, Inc., Conv..................................   B2       7.00% 05/15/09     450       439,875
  Fresenius Medical Care Capital Trust II, Gtd. Notes.  Ba2      7.875% 02/01/08     750       682,500
  Fresenius Medical Care Capital Trust IV, Gtd. Notes.  Ba2      7.875% 06/15/11     700       626,500
  HEALTHSOUTH Corp., Conv.............................  Ba2       3.25% 04/01/03   1,000       981,300
  HEALTHSOUTH Corp., Sr. Notes........................  Ba1       7.00% 06/15/08     250       243,750
  HEALTHSOUTH Corp., Sr. Notes........................  Ba1       8.50% 02/01/08     550       577,500
  PharMerica, Inc., Gtd. Notes........................   B2      8.375% 04/01/08     150       154,500
  PSS World Medical, Inc., Gtd. Notes.................   B2       8.50% 10/01/07     270       270,000
  Rotech Healthcare, Inc., Sr. Sub. Notes.............   B2       9.50% 04/01/12     650       663,000
                                                                                           -----------
                                                                                             4,638,925
                                                                                           -----------
Electronics -- 0.7%
  Amphenol Corp., Sr. Sub. Notes......................   B1      9.875% 05/15/07     200       208,500
  Solectron Corp., Conv...............................  Ba3        Zero 05/08/20     650       380,250
                                                                                           -----------
                                                                                               588,750
                                                                                           -----------
Energy -- 1.3%
  CMS Energy Corp., Sr. Notes, Ser. B.................   B3       6.75% 01/15/04     200       150,000
  CMS Energy Corp., Sr. Notes.........................   B3       7.50% 01/15/09     625       431,250
  CMS Energy Corp., Sr. Notes.........................   B3       8.90% 07/15/08     250       180,000
  Peabody Energy Corp., Gtd. Notes, Ser. B............  Ba3      8.875% 05/15/08     288       303,840
                                                                                           -----------
                                                                                             1,065,090
                                                                                           -----------
Entertainment -- 1.3%
  Harrahs Operating Co., Inc., Gtd. Sr. Sub. Notes....  Ba1      7.875% 12/15/05     625       642,187
  Park Place Entertainment Corp., Sr. Sub. Notes......  Ba2      7.875% 12/15/05     200       200,500
  Park Place Entertainment Corp., Sr. Sub. Notes......  Ba2      8.875% 09/15/08     200       206,000
                                                                                           -----------
                                                                                             1,048,687
                                                                                           -----------
Financials -- 4.1%
  Burns Philp Treasury, Conv. (Netherlands)...........   NR       5.50% 04/30/04     800       800,000
  Credit Links........................................   NR       9.40% 06/14/05     100       101,869
  Elan Finance Corp., Ltd., Conv. (Bermuda)...........  Caa1      0.01% 12/14/18     600       273,750
  FINOVA Group, Inc...................................   NR       7.50% 11/15/09   1,300       416,000
  Gemstone Investor, Ltd., Gtd. Notes.................  Baa3      7.71% 10/31/04     300       292,394
  Golden State Holdings, Sr. Notes....................  Ba1      7.125% 08/01/05     900       952,938
  Jet Equipment Trust Ser. 1995-A.....................  Ba3      10.00% 06/15/12     300       236,835
  Steers Credit Backed Trust, Ser. 2002-11............   NR      7.524% 05/27/03     200       200,000
                                                                                           -----------
                                                                                             3,273,786
                                                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

                   ------------------------------------------
                   SP PIMCO HIGH YIELD PORTFOLIO (Continued)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                   Principal
                                                         Moody's Interest Maturity  Amount     Value
                                                         Rating    Rate     Date     (000)    (Note 2)
                                                         ------- -------- -------- --------- -----------
Food & Beverage -- 1.0%
  Ingles Markets, Inc., Gtd. Notes......................   Ba3     8.875% 12/01/11   $175    $   174,125
  Remy Cointreau SA, Sr. Notes (France).................   Ba2     10.00% 07/30/05    100        104,096
  Roundy's, Inc., Sr. Sub. Notes........................   B2      8.875% 06/15/12    175        174,562
  SC International Services, Inc., Gtd. Notes, Ser. B...   Ba2      9.25% 09/01/07    400        344,000
                                                                                             -----------
                                                                                                 796,783
                                                                                             -----------
Forest & Paper -- 1.0%
  Georgia-Pacific Corp..................................   Ba1     8.125% 05/15/11    300        284,058
  Georgia-Pacific Corp., Deb. Notes.....................   Ba1     9.125% 07/01/22    200        185,760
  Georgia-Pacific Corp., Deb. Notes.....................   Ba1     9.875% 11/01/21    300        286,221
                                                                                             -----------
                                                                                                 756,039
                                                                                             -----------
Funeral Services -- 0.9%
  Service Corp. International...........................   B1      6.875% 10/01/07    800        726,000
                                                                                             -----------
Gaming -- 3.8%
  Argosy Gaming Co., Sr. Sub. Notes.....................   B2       9.00% 09/01/11    400        410,500
  Boyd Gaming Corp., Sr. Sub. Notes.....................   B1       8.75% 04/15/12    300        301,500
  Horseshoe Gaming Holding Corp., Gtd. Notes, Ser. B....   B2      8.625% 05/15/09    450        457,875
  Jupiters, Ltd., Gtd. Notes............................   Ba2      8.50% 03/01/06    150        153,000
  Mandalay Resort Group, Debs...........................   Ba2      6.70% 11/15/96     50         50,205
  Mandalay Resort Group, Sr. Sub. Notes.................   Ba3      6.75% 07/15/03    350        350,875
  Mandalay Resort Group, Debs...........................   Ba2      7.00% 11/15/36    100         96,443
  Mandalay Resort Group, Sr. Sub. Debs..................   Ba3     7.625% 07/15/13    530        487,600
  Mandalay Resort Group, Sr. Sub. Notes.................   Ba3      9.25% 12/01/05     25         25,812
  Mandalay Resort Group, Sr. Sub. Notes.................   Ba3     9.375% 02/15/10    100        103,500
  MGM Mirage, Inc., Sr. Notes...........................   Ba1      8.50% 09/15/10    400        417,143
  Station Casinos, Inc., Sr. Sub. Notes.................   B2      8.875% 12/01/08    125        127,500
                                                                                             -----------
                                                                                               2,981,953
                                                                                             -----------
Hospitals/Hospital Management -- 2.6%
  Beverly Enterprises, Inc., Gtd. Notes.................   B1       9.00% 02/15/06    200        200,500
  Beverly Enterprises, Inc., Sr. Notes..................   B1      9.625% 04/15/09    500        512,500
  Extendicare Health Services, Inc., Gtd. Notes.........   B3       9.35% 12/15/07    120        113,100
  Extendicare Health Services, Inc., Sr. Notes..........   B2       9.50% 07/01/10    200        200,250
  PacifiCare Health Systems, Inc., Sr. Notes............   B3      10.75% 06/01/09    350        358,312
  Tenet Healthcare Corp., Conv..........................   Ba1      6.00% 12/01/05    700        694,750
                                                                                             -----------
                                                                                               2,079,412
                                                                                             -----------
Lodging -- 2.9%
  Extended Stay America, Inc., Sr. Sub. Notes...........   B2      9.875% 06/15/11    300        306,000
  Host Marriott Corp., Gtd. Notes, Ser. B...............   Ba3     7.875% 08/01/08    350        333,375
  Host Marriott LP, Sr. Notes, Ser. E...................   Ba3     8.375% 02/15/06    350        344,750
  ITT Corp..............................................   Ba1      6.75% 11/15/05    450        444,631
  Mirage Resorts, Inc...................................   Ba1      6.75% 02/01/08    600        596,310
  Mirage Resorts, Inc., Sr. Notes.......................   Ba1      7.25% 10/15/06    300        307,355
                                                                                             -----------
                                                                                               2,332,421
                                                                                             -----------
Machinery -- 0.7%
  Case Corp., Ser. B....................................   Ba2      6.25% 12/01/03    550        517,000
                                                                                             -----------
Manufacturing -- 2.3%
  Briggs & Stratton Corp., Gtd. Notes...................   Ba1     8.875% 03/15/11    300        315,000
  BRL Universal Equipment LP, Ser. 2001-A, Sec'd. Notes.   Ba3     8.875% 02/15/08    325        321,750
  Dresser, Inc., Gtd. Notes.............................   B2      9.375% 04/15/11    500        506,250
  Foamex LP, Gtd. Notes.................................   B3      10.75% 04/01/09    200        204,000
  Tyco International Group SA, Conv. (Luxembourg).......   Ba2      0.01% 02/12/21    700        483,000
                                                                                             -----------
                                                                                               1,830,000
                                                                                             -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

                   ------------------------------------------
                   SP PIMCO HIGH YIELD PORTFOLIO (Continued)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                   Principal
                                                         Moody's Interest Maturity  Amount     Value
                                                         Rating    Rate     Date     (000)    (Note 2)
                                                         ------- -------- -------- --------- -----------
Oil & Gas Exploration & Production -- 9.2%
  Bluewater Finance Ltd., Sr. Notes (Kenya).............   B1      10.25% 02/15/12   $400    $   396,000
  Chesapeake Energy Corp., Gtd. Notes...................   B1      8.375% 11/01/08    200        200,000
  Chesapeake Energy Corp., Sr. Notes....................   B1       8.50% 03/15/12    100         99,500
  Dynegy Holdings, Inc., Sr. Notes......................  Ba1      6.875% 04/01/11    250        172,500
  Dynegy Holdings, Inc., Sr. Notes......................  Ba1       8.75% 02/15/12    300        223,500
  El Paso Corp., Sr. Notes..............................  Baa2      6.75% 05/15/09    200        191,320
  El Paso Corp., Sr. Notes..............................  Baa2      7.75% 01/15/32    400        370,900
  El Paso Corp..........................................  Baa2     7.875% 06/15/12    500        503,386
  El Paso Energy Partners LP, Gtd. Notes................   B1       8.50% 06/01/11    100         99,500
  Hanover Equipment Trust, Sec'd. Notes.................  Ba3       8.50% 09/01/08    300        277,500
  Leviathan Gas Pipeline Partners LP, Gtd. Notes........   B1     10.375% 06/01/09    450        477,000
  Newpark Resources, Inc., Gtd. Notes, Ser. B...........   B2      8.625% 12/15/07    225        221,625
  Parker & Parsley Petroleum Co., Sr. Notes.............  Ba1       8.25% 08/15/07    100        105,462
  Petroleos Mexicanos, Gtd. Notes (Mexico)..............  Baa1     9.375% 12/02/08    250        268,125
  Pride International, Inc., Conv.......................  Ba3       6.06% 04/24/18    400        187,000
  Pride International, Inc., Sr. Notes..................  Ba2      9.375% 05/01/07    600        625,500
  Sesi LLC, Gtd. Notes..................................   B1      8.875% 05/15/11    350        353,500
  Tesoro Escrow Corp., Sr. Sub. Notes...................   B2      9.625% 04/01/12    200        183,000
  Tesoro Petroleum Corp., Gtd. Notes, Ser. B............   B2      9.625% 11/01/08     50         46,250
  The Williams Cos., Inc., Deb., Ser. A.................  Baa3      7.50% 01/15/31     75         53,857
  The Williams Cos., Inc................................  Baa3     7.625% 07/15/19    250        196,792
  The Williams Cos., Inc................................  Baa3     8.125% 03/15/12    400        332,876
  Vintage Petroleum, Inc., Sr. Sub. Notes...............   B1      7.875% 05/15/11    190        170,050
  Vintage Petroleum, Inc., Sr. Notes....................  Ba3       8.25% 05/01/12    500        491,250
  Vintage Petroleum, Inc., Sr. Sub. Notes...............   B1       9.00% 12/15/05    133        131,670
  WCG Note Trust, Sr. Sec'd. Notes......................  Baa3      8.25% 03/15/04    900        832,500
  Western Gas Resources, Inc., Gtd. Notes...............  Ba3      10.00% 06/15/09    100        108,000
                                                                                             -----------
                                                                                               7,318,563
                                                                                             -----------
Printing & Publishing -- 2.8%
  American Media Operations, Inc., Gtd. Notes, Ser. B...   B2      10.25% 05/01/09    400        420,000
  Cadmus Communications Corp., Gtd. Notes...............   B2       9.75% 06/01/09    200        203,000
  Garden State Newspapers, Inc., Sr. Sub. Notes.........   B2      8.625% 07/01/11    300        292,500
  Garden State Newspapers, Inc., Sr. Sub. Notes, Ser. B.   B2       8.75% 10/01/09    200        200,000
  Hollinger International Publishing, Inc., Gtd. Notes..  Ba3       9.25% 02/01/06    500        513,750
  Hollinger International Publishing, Inc., Gtd. Notes..  Ba3       9.25% 03/15/07    100        103,000
  Mail-Well I Corp., Gtd. Notes.........................   B1      9.625% 03/15/12    460        462,300
                                                                                             -----------
                                                                                               2,194,550
                                                                                             -----------
Real Estate Investment Trust -- 1.5%
  Forest City Enterprises, Inc., Sr. Notes..............  Ba3       8.50% 03/15/08    500        510,000
  The Choctaw Resort Development Enterprise, Sr. Notes..   B1       9.25% 04/01/09    150        155,250
  Ventras Realty LP, Sr. Notes..........................  Ba3       8.75% 05/01/09    500        505,000
                                                                                             -----------
                                                                                               1,170,250
                                                                                             -----------
Retail -- 2.1%
  AmeriGas Partners LP, Sr. Notes.......................  Ba3       8.83% 04/19/10    200        208,218
  AmeriGas Partners LP, Sr. Notes.......................  Ba3      10.00% 04/15/06    200        212,000
  AmeriGas Partners LP, Sr. Notes, Ser. B...............  Ba3     10.125% 04/15/07    342        350,550
  Ferrellgas Partners LP, Gtd. Notes, Ser. B............   B1      9.375% 06/15/06    715        736,450
  R.H. Donnelley, Inc., Sr. Sub. Notes..................   NR      9.125% 06/01/08    150        155,250
                                                                                             -----------
                                                                                               1,662,468
                                                                                             -----------
Scientific Instruments -- 0.9%
  Fisher Scientific International, Inc., Sr. Sub. Notes.   B3       9.00% 02/01/08    350        357,875
  Fisher Scientific International, Inc., Sr. Sub. Notes.   B3       9.00% 02/01/08    350        356,125
                                                                                             -----------
                                                                                                 714,000
                                                                                             -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

                   ------------------------------------------
                   SP PIMCO HIGH YIELD PORTFOLIO (Continued)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                             Principal
                                                   Moody's Interest Maturity  Amount     Value
                                                   Rating    Rate     Date     (000)    (Note 2)
                                                   ------- -------- -------- --------- -----------
Steel & Metals -- 1.6%
 AK Steel Corp., Sr. Notes........................   NR      9.125% 12/15/06  $  900   $   941,040
 Century Aluminum Co., First Mtge. Notes..........  Ba3      11.75% 04/15/08     100       107,500
 Compass Minerals Group, Inc., Gtd. Notes.........   B3      10.00% 08/15/11     200       211,000
                                                                                       -----------
                                                                                         1,259,540
                                                                                       -----------
Telecommunications -- 12.2%
 American Cellular Corp., Gtd. Notes..............  Caa3      9.50% 10/15/09     300        48,000
 AT&T Corp., Sr. Notes............................  Baa2      8.00% 11/15/31     200       157,000
 AT&T Wireless Services, Inc......................  Baa2     8.125% 05/01/12     150       122,316
 Deutsche Telekom International Finance BV, Gtd.
   Notes (Netherland).............................  Baa1      8.75% 06/15/30     400       371,842
 FairPoint Communications, Inc., Sr. Sub. Notes...   B3      12.50% 05/01/10     100        95,000
 France Telecom SA (France)(b)....................  Baa3      9.00% 03/01/31     320       283,046
 Insight Midwest LP, Term Loan B..................   B2      5.063% 12/30/09   1,000     1,005,100
 Insight Midwest LP, Sr. Notes....................   B2       9.75% 10/01/09     275       253,000
 Insight Midwest LP, Sr. Notes....................   B2      10.50% 11/01/10     250       233,750
 Mastec, Inc., Sr. Sub. Notes, Ser. B.............  Ba3       7.75% 02/01/08     100        91,000
 Nextel Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 9/15/02)....................   B3      10.65% 09/15/07     100        54,500
 PanAmSat Corp....................................  Ba2       6.00% 01/15/03   1,120     1,108,811
 PanAmSat Corp., Gtd. Notes.......................  Ba3       8.50% 02/01/12     550       506,000
 Price Communications Wireless, Inc., Gtd. Notes,
   Ser. B.........................................  Baa2     9.125% 12/15/06   1,100     1,145,375
 Qwest Capital Funding, Inc., Gtd. Notes..........  Ba2       7.25% 02/15/11   1,625       893,750
 Qwest Capital Funding, Inc., Gtd. Notes..........  Ba2       7.75% 02/15/31      75        37,500
 Qwest Capital Funding, Inc., Gtd. Notes..........  Ba2       7.90% 08/15/10     350       197,750
 Qwest Communications International, Inc., Sr.
   Notes, Ser. B..................................   B2       7.50% 11/01/08     150        90,750
 Qwest Corp.......................................  Baa3     8.875% 03/15/12     300       267,000
 Rogers Cantel, Inc., Sr. Notes (Canada)..........  Baa3      8.30% 10/01/07     150       101,250
 Rogers Cantel, Inc., Sr. Sub. Notes (Canada).....  Ba1       8.80% 10/01/07     100        63,000
 Rogers Cantel, Inc., Deb. (Canada)...............  Baa3     9.375% 06/01/08     200       138,000
 Rogers Communications, Inc., Sr. Notes (Canada)..  Ba1      8.875% 07/15/07     100        91,000
 Rural Cellular Corp., Sr. Sub. Notes, Ser. B.....   B3      9.625% 05/15/08     200        90,000
 Sprint Capital Corp., Gtd. Notes.................  Baa3     6.125% 11/15/08      70        56,162
 Sprint Capital Corp., Gtd. Notes.................  Baa3     6.875% 11/15/28      70        45,567
 Sprint Capital Corp., Gtd. Notes.................  Baa3     7.625% 01/30/11     250       209,310
 Sprint Capital Corp., Sr. Notes..................  Baa3     8.375% 03/15/12     400       328,000
 Sprint Capital Corp..............................  Baa3      8.75% 03/15/32   1,000       760,000
 Telecorp PCS, Inc., Gtd. Notes...................  Baa2    10.625% 07/15/10      33        30,855
 Tritel PCS, Inc., Gtd. Notes.....................  Baa2    10.375% 01/15/11     228       207,480
 Tritel PCS, Inc., Gtd. Notes, Zero Coupon (until
   05/15/04)......................................  Baa2     12.75% 05/15/09     227       178,195
 WorldCom, Inc.-WorldCom Group, Sr. Notes(c)......   Ca       6.95% 08/15/28   1,150       181,125
 WorldCom, Inc.-WorldCom Group(c).................   Ca       8.25% 05/15/31   1,250       187,500
                                                                                       -----------
                                                                                         9,628,934
                                                                                       -----------
Tobacco -- 0.3%
 DIMON, Inc., Gtd. Notes, Ser. B..................  Ba3      9.625% 10/15/11     200       209,500
                                                                                       -----------
Utilities -- 3.6%
 Calpine Corp., Sr. Notes.........................   B1      7.875% 04/01/08     200       128,000
 Calpine Corp., Gtd. Notes (Canada)...............   B1       8.50% 05/01/08     100        68,500
 Calpine Corp., Sr. Notes.........................   B1      8.625% 08/15/10     400       258,000
 Electric Lightwave, Inc..........................  Baa2      6.05% 05/15/04      50        47,000
 IPALCO Enterprises, Inc., Sec'd. Notes...........  Baa1     7.625% 11/14/11     200       182,517
 Mission Energy Holding Co., Sec'd Notes..........  Ba2      13.50% 07/15/08     300       301,500
 Niagara Mohawk Power Co., Sr. Disc. Notes, Ser.
   H, Zero Coupon (until 07/01/03)................  Baa3      8.50% 07/01/10      50        49,413
 Pinnacle Partners LP, Sr. Notes..................  Ba1       8.83% 08/15/04     285       283,575
 PSEG Energy Holdings, Inc., Sr. Notes............  Baa3     10.00% 10/01/09     325       326,969
 South Point Energy Center LLC, Gtd. Notes........   B1       8.40% 05/30/12     273       212,685
 The AES Corp., Sr. Notes.........................  Ba3      9.375% 09/15/10     300       195,000
 The AES Corp., Sr. Notes.........................  Ba3       9.50% 06/01/09     195       128,700
 Westar Energy, Inc., First Mtge. Notes...........  Ba1      7.875% 05/01/07     650       645,651
                                                                                       -----------
                                                                                         2,827,510
                                                                                       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

                   ------------------------------------------
                   SP PIMCO HIGH YIELD PORTFOLIO (Continued)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                             Principal
                                                   Moody's Interest Maturity  Amount      Value
                                                   Rating    Rate     Date     (000)     (Note 2)
                                                   ------- -------- -------- --------- -----------
Waste Management -- 2.0%
 Allied Waste North America, Inc., Gtd. Notes,
   Ser. B.........................................  Ba3      7.375% 01/01/04  $  700   $   679,000
 Allied Waste North America, Inc., Gtd. Notes,
   Ser. B.........................................  Ba3      7.875% 01/01/09      10         9,600
 Allied Waste North America, Inc., Gtd. Notes,
   Ser. B.........................................  Ba3       8.50% 12/01/08     350       337,750
 Allied Waste North America, Inc., Gtd. Notes,
   Ser. B.........................................  Ba3      8.875% 04/01/08     575       567,812
                                                                                       -----------
                                                                                         1,594,162
                                                                                       -----------
TOTAL CORPORATE BONDS (cost $71,635,170)..............................................  66,936,227
                                                                                       -----------
FOREIGN GOVERNMENT OBLIGATIONS -- 3.1%
 Republic of Brazil, Ser. EI-L (Brazil)...........   B1      3.063% 04/15/06   1,024       814,080
 Republic of Brazil, Ser. C (Brazil)..............   NR       8.00% 04/15/14   1,478       932,867
 Republic of Panama (Panama)......................  Ba1       4.75% 07/17/14      69        58,333
 Republic of Peru, (Peru).........................  Ba3      9.125% 02/21/12     350       316,925
 United Mexican States (Mexico)...................  Baa2      8.30% 08/15/31     350       340,725
                                                                                       -----------
                                                                                         2,462,930
                                                                                       -----------
TOTAL LONG-TERM INVESTMENTS (cost $74,351,651)........................................  69,399,157
                                                                                       -----------
SHORT-TERM INVESTMENTS -- 10.4%
Corporate Bonds -- 4.5%
 Case Credit Corp., Gtd. Notes....................  Ba2      6.125% 02/15/03     800       780,000
 Mail-Well, Inc., Conv............................   B3       5.00% 11/01/02     100        97,250
 Southern California Edison, Term Loan A..........   NR      4.563% 03/01/03   1,000     1,006,770
 Tyco International Group SA, (Luxembourg)........  Ba2      6.875% 09/05/02   1,700     1,674,500
                                                                                       -----------
                                                                                         3,558,520
                                                                                       -----------
Commercial Paper -- 2.6%
 Halifax PLC......................................  P-1       1.79% 07/29/02   1,100     1,098,469
 PB Finance, Inc..................................  P-1       1.81% 07/31/02   1,000       998,492
                                                                                       -----------
                                                                                         2,096,961
                                                                                       -----------
U.S. Government Obligations -- 0.3%
 United States Treasury Bills.....................            0.01% 08/15/02     120       119,748
 United States Treasury Bills.....................            1.66% 08/15/02      60        59,876
 United States Treasury Bills.....................           1.675% 08/15/02      50        49,895
 United States Treasury Bills.....................            1.74% 08/15/02      20        19,956
                                                                                       -----------
                                                                                           249,475
                                                                                       -----------
Repurchase Agreement -- 3.0%
 Joint Repurchase Agreement Account (Note 5)......            1.95% 07/01/02   2,337     2,337,000
                                                                                       -----------
TOTAL SHORT-TERM INVESTMENTS (cost $8,249,229)........................................   8,241,956
                                                                                       -----------
TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN -- 98.1% (cost $82,600,880; Note
 7)...................................................................................  77,641,113
                                                                                       -----------
                                                                             Contracts
                                                                             ---------
OUTSTANDING OPTIONS WRITTEN(a)
Call Options
 Swap Option, expiring 01/07/05 @ $5.50....................................    1,400       (34,678)
                                                                                       -----------
Put Options
 Eurodollar Futures, expiring 12/16/02 @ $96.5.............................      698       (10,462)
                                                                                       -----------
TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $(120,360)).......................     (45,140)
                                                                                       -----------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN -- 98.1%  (cost $82,480,520)....  77,595,973
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(d)......................      (5,371)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.9%.........................................   1,517,194
                                                                                       -----------
TOTAL NET ASSETS -- 100.0%............................................................ $79,107,796
                                                                                       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

                   ------------------------------------------
                   SP PIMCO HIGH YIELD PORTFOLIO (Continued)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



The following abbreviations are used in portfolio descriptions:

         BV Besloten Vennootschaep (Dutch Limited Liability Company) LLC Limited Liability Company
         LP  Limited Partnership
         NR  Not Rated by Moody's or Standard & Poor's
         PLC Public Limited Company (British Limited Liability Company) SA Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Increase/decrease in rate variable upon increase/decrease in Standard & Poor's or Moody's rating.

(c)Subsequent to June 30, 2002, the issuer declared bankruptcy and is in default of interest payments.

(d)Outstanding forward currency contracts as of June 30, 2002 are as follows:

                                    Value at       Value at
    Foreign Currency Contracts   Settlement Date June 30, 2002 Depreciation
    --------------------------   --------------- ------------- ------------
    Sold:
    Eurodollars expiring 7/11/02    $112,098       $117,469      $(5,371)
                                                                 =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B60

                        --------------------------------
                        SP PIMCO TOTAL RETURN PORTFOLIO
                        --------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)




LONG-TERM INVESTMENTS -- 70.9%                                       Moody's                     Principal
LONG-TERM BONDS -- 70.9%                                             Rating    Interest Maturity  Amount      Value
                                                                   (Unaudited)   Rate     Date     (000)     (Note 2)
                                                                   ----------- -------- -------- --------- ------------
Asset Backed Securities -- 1.8%
  ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1(b)......    Aaa         2.10% 08/21/30  $  725   $    725,963
  Advanta Mortgage Loan Trust, Series 1999-4(b)...................    Aaa        2.215% 11/25/29     137        136,523
  Block Mortgage Finance, Inc., Series 1998-2(b)..................    Aaa         2.02% 08/25/28     376        374,580
  Brazos Student Loan Finance Corp., Series 1998-A(b).............    Aaa        2.751% 06/01/23     600        600,259
  First Nationwide Trust, Series 1999-5...........................   AAA(c)       6.25% 02/27/29   1,500      1,503,750
  First Nationwide Trust, Series 2001-4...........................   AAA(c)       8.50% 09/25/31     416        442,118
  Signet Helco Trust, Series 1995-A(b)............................    Aaa        2.109% 06/20/04     502        502,104
  Wells Fargo Mortgage Backed Securities Trust, Series 2001-25(b).    Aaa        6.566% 10/25/31     831        846,420
                                                                                                           ------------
                                                                                                              5,131,717
                                                                                                           ------------
Collateralized Mortgage Obligations -- 1.5%
  Bear Stearns Adjustable Rate Mortgage Trust, Series 2001-6......    Aaa        6.625% 09/25/31     431        440,278
  G-Wing, Ltd., Series 2001-WH1A(b)...............................   BBB(c)      4.494% 11/06/11     300        300,000
  Government National Mortgage Association, Series 2001-14(b).....     NR         2.49% 02/16/30     201        200,225
  Homeside Mortgage Securities Trust, Series 2001-1(b)............    Aaa        2.139% 01/20/27     304        303,995
  Indymac Arm Trust, Series 2001-H2(b)............................    Aaa        6.437% 01/25/31     376        389,289
  Mellon Residential Funding Corp., Series 1999-TBC2..............   AAA(c)       6.58% 07/25/29     399        404,901
  Mortgage Capital Funding, Inc., Series 1996-MC1.................   AAA(c)       7.90% 02/15/06     300        329,666
  PNC Mortgage Securities Corp., Series 2001-1....................    Aaa         7.50% 02/25/31      72         74,584
  Residential Asset Securitization Trust, Series 1999-AB..........   AAA(c)      7.875% 01/25/30     518        544,991
  Washington Mutual Mortgage Securities Corp., Series 2001-3......    Aaa         6.75% 05/25/31     485        494,053
  Washington Mutual, Inc., Series 1999-WM1........................     NR        6.597% 10/19/39     543        562,223
                                                                                                           ------------
                                                                                                              4,044,205
                                                                                                           ------------
CORPORATE BONDS -- 16.3%
Airlines -- 0.1%
  United Air Lines, Inc., Ser. A-4................................     B1         9.21% 01/21/17     400        320,636
                                                                                                           ------------
Auto - Cars & Trucks -- 0.1%
  Ford Motor Co...................................................    Baa1        7.45% 07/16/31     450        418,172
                                                                                                           ------------
Financial Services -- 8.2%
  Bear Stearns & Co., Inc., M.T.N.(b).............................     A2        2.496% 05/24/04     300        301,301
  CIT Group, Inc., M.T.N.(b)......................................     A2         2.03% 08/14/03   1,250      1,210,800
  DaimlerChrysler Financial Services North America LLC, M.T.N.(b).     A3         2.02% 02/03/03   3,900      3,896,919
  Ford Motor Credit Co.(b)........................................     A3         2.41% 07/18/05   1,400      1,346,989
  Ford Motor Credit Co., M.T.N.(b)................................     A3         2.69% 03/08/04   1,700      1,677,856
  Ford Motor Credit Co............................................     A3         7.25% 10/25/11   2,000      2,009,592
  General Electric Capital Corp., M.T.N...........................    Aaa        6.125% 02/22/11   5,000      5,073,500
  General Motors Acceptance Corp.(b)..............................     A2         2.25% 08/04/03   1,000        995,849
  General Motors Acceptance Corp.(b)..............................     A2        2.299% 07/21/04   1,000        990,367
  General Motors Acceptance Corp..................................     A2        5.875% 01/22/03     300        302,223
  General Motors Acceptance Corp..................................     A2        6.875% 09/15/11   2,500      2,482,042
  General Motors Acceptance Corp..................................     A2         8.00% 11/01/31   1,000      1,025,420
  National Rural Utilities Cooperative Finance Corp., M.T.N.......     A2         8.00% 03/01/32   1,000      1,083,670
  PEMEX Master Trust..............................................    Baa1        8.00% 11/15/11     500        492,500
                                                                                                           ------------
                                                                                                             22,889,028
                                                                                                           ------------
Food & Beverage -- 0.2%
  The Kroger Co...................................................    Baa3        2.65% 08/16/12     580        580,110
                                                                                                           ------------
Oil & Gas -- 1.8%
  El Paso Corp....................................................    Baa2       7.125% 05/06/09   1,200      1,118,909
  El Paso Corp., M.T.N............................................    Baa2        7.75% 01/15/32     740        686,165
  El Paso Corp., M.T.N............................................    Baa2        7.80% 08/01/31     750        702,013
  The Williams Cos., Inc..........................................    Baa3       7.125% 09/01/11   2,000      1,619,600
  The Williams Cos., Inc..........................................    Baa3        8.75% 03/15/32   1,000        809,410
                                                                                                           ------------
                                                                                                              4,936,097
                                                                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B61

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                             Moody's                     Principal
                                                             Rating    Interest Maturity  Amount     Value
                                                           (Unaudited)   Rate     Date     (000)    (Note 2)
LONG-TERM BONDS -- (Continued)                             ----------- -------- -------- --------- -----------
Shipbuilding -- 0.2%
  Puerto Quetzal Power LLC................................     NR         6.47% 06/15/12  $  435   $   458,150
                                                                                                   -----------
Telecommunications -- 4.6%
  AT&T Corp...............................................    Baa2        7.30% 11/15/11   1,500     1,235,265
  AT&T Corp...............................................    Baa2        8.00% 11/15/31   3,000     2,355,000
  AT&T Wireless Services, Inc.............................    Baa2       6.875% 04/18/05     500       445,020
  British Telecom PLC (United Kingdom)(b).................    Baa1       3.182% 12/15/03     160       160,303
  Deutsche Telekom International Finance BV (Netherlands).    Baa1        9.25% 06/01/32   2,400     2,391,144
  France Telecom (France) SA(b)...........................    Baa3        9.00% 03/01/31   3,000     2,653,554
  Qwest Capital Funding, Inc..............................     B2         7.25% 02/15/11     200       110,000
  Qwest Corp..............................................    Ba3        8.875% 03/15/12   2,400     2,136,000
  Sprint Capital Corp.....................................    Baa3       8.375% 03/15/12   1,500     1,230,000
                                                                                                   -----------
                                                                                                    12,716,286
                                                                                                   -----------
Utility - Electric -- 1.1%
  ALLETE, Inc.............................................    Baa1       2.799% 10/20/03   2,000     1,991,974
  Texas Utilities Electric Co.............................     A3         8.25% 04/01/04   1,000     1,066,400
                                                                                                   -----------
                                                                                                     3,058,374
                                                                                                   -----------
TOTAL CORPORATE BONDS
 (cost $47,402,344)...............................................................................  45,376,853
                                                                                                   -----------
FOREIGN GOVERNMENT BONDS -- 9.4%
  Federal Republic of Brazil (Brazil).....................     B1        3.063% 04/15/06     352       279,840
  Federal Republic of Brazil (Brazil).....................     B1        11.00% 08/17/40     500       278,750
  Federal Republic of Brazil (Brazil).....................     B1        11.00% 01/11/12   2,750     1,663,750
  Federal Republic of Germany (Germany)...................    Aaa         4.25% 03/14/03   1,275     1,264,700
  Federal Republic of Germany (Germany)...................    Aaa         4.75% 12/13/02   7,870     7,811,472
  Federal Republic of Germany (Germany)...................    Aaa         5.00% 07/04/11   2,200     2,184,726
  Federal Republic of Germany (Germany)...................    Aaa         5.25% 01/04/11   2,000     2,020,483
  Federal Republic of Germany (Germany)...................    Aaa         6.25% 01/04/30   2,800     3,134,524
  Federal Republic of Germany (Germany)...................    Aaa         6.50% 07/04/27   1,270     1,452,461
  Federal Republic of Panama (Panama).....................    Ba1         8.25% 04/22/08     300       288,000
  Federal Republic of Panama (Panama).....................    Ba1        8.875% 09/30/27   1,000       880,000
  Federal Republic of Peru (Peru).........................    Ba3        9.125% 02/21/12   1,200     1,087,800
  Federal Republic of South Africa (South Africa).........    Baa2       7.375% 04/25/12   1,500     1,485,000
  United Mexican States (Mexico)..........................    Baa2        6.25% 12/31/19   1,000       946,300
  United Mexican States (Mexico)..........................    Baa2        7.50% 01/14/12   1,000       988,500
  United Mexican States (Mexico)..........................    Baa2       8.375% 01/14/11     500       518,750
                                                                                                   -----------
                                                                                                    26,285,056
                                                                                                   -----------
MUNICIPAL BONDS -- 2.5%
  Chicago, Ill., G.O., Proj. & Ref., Series A.............    Aaa         5.00% 01/01/41     300       283,641
  Dallas, TX Independent Sch. Dist........................    Aaa         5.00% 02/15/21   2,000     1,996,280
  Georgia St., Series B...................................    Aaa         5.00% 05/01/18   2,000     2,053,860
  Georgia St. Road & Thru-way Auth. Rev...................    Aaa         5.00% 03/01/21     700       705,565
  South Carolina St. Highway, Series B....................    Aaa         5.00% 04/01/17   2,000     2,067,760
                                                                                                   -----------
                                                                                                     7,107,106
                                                                                                   -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 8.5%
  United States Treasury Bonds............................               3.625% 04/15/28     222       239,985
  United States Treasury Bonds............................                7.25% 05/15/16   6,000     7,071,300
  United States Treasury Bonds............................                7.50% 11/15/16     600       722,064
  United States Treasury Bonds............................               8.125% 08/15/19   7,650     9,798,808
  United States Treasury Bonds............................               8.125% 08/15/21   1,500     1,935,660
  United States Treasury Bonds............................                8.75% 05/15/17   2,000     2,668,520
  United States Treasury Notes............................               3.375% 01/15/07     170       176,964
  United States Treasury Strips...........................                7.25% 05/15/16   1,000       455,480
  United States Treasury Strips...........................               11.25% 02/15/15   1,050       519,067
                                                                                                   -----------
                                                                                                    23,587,848
                                                                                                   -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B62

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                 Moody's                              Principal
                                                 Rating    Interest     Maturity       Amount       Value
                                               (Unaudited)   Rate         Date          (000)      (Note 2)
                                               ----------- -------- ----------------- ---------- ------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 30.9%
  Federal Home Loan Mortgage Corp.............                6.00% 03/15/17-09/15/25 $      988 $    284,131
  Federal Home Loan Mortgage Corp.............                6.50%          05/15/25        580      604,035
  Federal Home Loan Mortgage Corp.............                6.65%          07/15/22      1,300    1,363,778
  Federal National Mortgage Association(b)....               4.471%          05/01/36        321      326,315
  Federal National Mortgage Association.......                5.50%          07/18/07     18,500   18,517,390
  Federal National Mortgage Association.......                5.50%          08/19/07     12,000   11,973,720
  Federal National Mortgage Association.......                5.50%          07/15/32      1,000      969,380
  Federal National Mortgage Association.......               5.936%          11/01/11        994      992,578
  Federal National Mortgage Association.......                6.00%          07/18/07      4,000    4,078,760
  Federal National Mortgage Association.......                6.00%          08/19/07      1,000    1,015,940
  Federal National Mortgage Association.......                6.50%          06/01/31        320      305,085
  Government National Mortgage Association....                5.50%          01/15/32      1,985    1,924,033
  Government National Mortgage Association....                6.00%          07/22/32     15,000   14,981,250
  Government National Mortgage Association(b).               6.375% 04/20/25-05/20/25        283      291,168
  Government National Mortgage Association....                6.50%          07/22/32     21,000   21,420,000
  Government National Mortgage Association(b).                6.75% 08/20/24-08/20/27        999    1,030,290
  Government National Mortgage Association....                7.00%          07/22/32      1,000    1,037,810
  Government National Mortgage Association....                7.00% 07/15/31-09/20/31      3,527    3,658,217
  Government National Mortgage Association....                8.00% 12/15/30-04/15/31      1,357    1,443,463
  Government National Mortgage Association....                9.00% 07/15/30-10/15/30         79       85,210
                                                                                                 ------------
                                                                                                   86,302,553
                                                                                                 ------------
TOTAL LONG-TERM BONDS
 (cost 198,988,433).............................................................................  197,835,338
                                                                                                 ------------
WARRANTS(a)
  Mexico Value................................                               06/01/05      1,000          100
  Mexico Value................................                               06/01/04  1,000,000        2,500
  Mexico Value................................                               06/30/06  1,000,000          100
                                                                                                 ------------
TOTAL WARRANTS(a)
 (cost $0)......................................................................................        2,700
                                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS
 (cost $198,988,433)............................................................................  197,838,038
                                                                                                 ------------
SHORT-TERM INVESTMENTS -- 56.7%
OTHER CORPORATE OBLIGATIONS -- 34.9%
  Abbey National NA...........................    P-1         1.79%          07/02/02      5,600    5,599,722
  ABN Armo Bank NV (Netherlands)..............     NR         1.77%          09/16/02      3,100    3,088,264
  BP Amoco Capital PLC........................     NR         1.80%          08/15/02     10,000    9,977,500
  CBA Finance, Inc............................     NR         1.79%          09/09/02      9,100    9,068,327
  CDC Commercial Paper, Inc...................    P-1         1.77%          08/08/02     12,000   11,977,580
  Commonwealth Edison Co......................    Baa1       2.355%          09/30/02        700      699,902
  Commonwealth Edison Co......................     A3        7.375%          09/15/02        420      423,998
  Conoco, Inc.................................    Baa1        2.75%          10/15/02      1,100    1,101,552
  National Australia Funding, Inc.............     NR         1.76%          08/07/02     12,000   11,978,294
  Nestle Australia Ltd........................    P-1         1.76%          07/05/02      6,400    6,398,749
  Niagara Mohawk Power Corp...................    Baa2       5.875%          09/01/02      1,000    1,005,120
  PB Finance, Inc.............................    P-1         1.84%          08/16/02      9,000    8,978,840
  Shell Finance PLC (United Kingdom)..........    P-1         1.78%          08/27/02     12,000   11,966,180
  Svenska Handelsbanken AB....................    P-1         1.78%          07/31/02      9,200    9,186,354
  Svenska Handelsbanken AB....................    P-1        1.795%          08/19/02      2,000    1,995,114
  UBS Finance, Inc............................     NR         1.92%          08/22/02      4,000    3,988,907
                                                                                                 ------------
                                                                                                   97,434,403
                                                                                                 ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B63

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                    Moody's                     Principal
                                                    Rating    Interest Maturity  Amount      Value
                                                  (Unaudited)   Rate     Date     (000)     (Note 2)
                                                  ----------- -------- -------- --------- ------------
U.S. GOVERNMENT OBLIGATIONS -- 12.2%
  Federal Home Loan Bank.........................                1.90% 08/28/02  $21,000  $ 20,935,717
  Federal Home Loan Bank.........................                2.01% 08/23/02    5,900     5,882,540
  Federal Home Loan Mortgage Corp.(d)............                0.01% 08/01/02      550       549,166
  Federal National Mortgage Association..........                1.88% 08/28/02    5,000     4,984,856
  United States Treasury Bills(d)................                0.01% 08/15/02      250       249,489
  United States Treasury Bills(d)................                1.63% 08/15/02       90        89,816
  United States Treasury Bills(d)................               1.688% 08/15/02      110       109,768
  United States Treasury Bills(d)................               1.715% 08/15/02      150       149,677
  United States Treasury Bills(d)................               1.724% 08/15/02       30        29,935
  United States Treasury Bills(d)................               1.729% 08/15/02      310       309,330
  United States Treasury Bills(d)................               1.734% 08/15/02       35        34,924
  United States Treasury Bills(d)................               1.737% 08/15/02       10         9,978
  United States Treasury Bills(d)................                1.74% 08/15/02      230       229,501
  United States Treasury Bills(d)................               1.745% 08/15/02      440       439,039
                                                                                          ------------
                                                                                            34,003,736
                                                                                          ------------
REPURCHASE AGREEMENT -- 9.6%
  Joint Repurchase Agreement Account, (Note 5)...                1.95% 07/01/02   26,901    26,901,000
                                                                                          ------------
                                                                                            26,901,000
                                                                                          ------------
OUTSTANDING OPTIONS PURCHASED
Call Options
  Swap Option, expiring 12/11/02 @ $5.30.........                      12/11/02    5,600        54,289
                                                                                          ------------
TOTAL OUTSTANDING OPTIONS PURCHASED
 (cost $56,404)..........................................................................       54,289
                                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $158,390,409).....................................................................  158,393,428
                                                                                          ------------
TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENT SOLD SHORT -- 127.6%
 (cost $357,378,842; Note 6).............................................................  356,231,466
                                                                                          ------------
                                                                                Contracts
OUTSTANDING OPTIONS WRITTEN (a) -- (0.2%)                                       ---------
Call Options -- (0.2%)
  Swap Option, expiring 12/11/02 @ $5.30.........                      12/11/02   35,800      (534,494)
                                                                                          ------------
Put Options
  Eurodollar Futures, expiring 09/02/13 @ $96.50.                      09/13/02       11          (138)
                                                                                          ------------
TOTAL OUTSTANDING OPTIONS WRITTEN (a)
 (premium received $(408,085))...........................................................     (534,632)
                                                                                          ------------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN -- 127.4%
 (cost $356,970,757; Note 7).............................................................  355,696,834
                                                                                          ------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(e)............................................      (54,645)
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(f).........................     (269,160)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS -- (27.4)%...................................  (76,142,476)
                                                                                          ------------
TOTAL NET ASSETS -- 100.0%............................................................... $279,230,553
                                                                                          ============

The following abbreviations are used in portfolio descriptions:

       AB     Aktiebolag (Swedish Company)
       BV     Besloten Vennootschap (Dutch Limited Liability Company)
       LLC    Limited Liability Company
       M.T.N. Medium Term Note
       NR     Not Rated by Moody's or Standard & Poor's
       NV     Naamloze Vennootschap (Dutch Company)
       PLC    Public Limited Company (British Limited Liability Company)
       SA     Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Rate shown reflects current rate on variable rate instrument.

(c)Standard & Poor's rating.

(d)Security segregated as collateral for futures contracts.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B64

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


(e)Open futures contracts as of June 30, 2002 are as follows:

Number of                                 Expiration  Value at     Value at    Appreciation/
Contracts                 Type               Date    Trade Date  June 30, 2002 Depreciation
---------       ------------------------- ---------- ----------- ------------- -------------
Long Positions:
      24        U.S. Treasury Bonds        Sept 02   $ 2,384,062  $ 2,466,750   $   82,688
      224       U.S. 5 Yr Treasury Notes   Sept 02    23,737,214   24,062,500      325,286
      337       U.S. 10 Yr Treasury Notes  Sept 02    35,248,875   36,137,984      889,109
      126       German 10 Yr Fed Bonds     Sept 02    13,147,483   13,367,426      219,943
      29        Eurodollars                Dec 02      7,009,715    7,085,425       75,710
      24        Eurodollars                Jun 03      5,729,994    5,796,900       66,906
      23        Eurodollars                Sept 03     5,460,575    5,522,300       61,725
      70        LIBOR                      Dec 02     16,609,508   16,636,174       26,666
      62        LIBOR                      Mar 03     14,635,393   14,708,872       73,479
                                                                                ----------
                                                                                $1,821,512
                                                                                ==========

(f)Outstanding forward currency contracts as of June 30, 2002 are as follows:

                                       Value at       Value at    Appreciation/
 Foreign Currency Contract          Settlement Date June 30, 2002 Depreciation
 -------------------------          --------------- ------------- -------------
 Purchased:
   Pound Sterling expiring 7/25/02    $   14,530     $   15,220     $     690
                                                                    ---------
 Sold:
   Euro expiring 7/11/02               4,778,738      5,046,242      (267,504)
   Pound Sterling expiring 7/25/02        50,925         53,271        (2,346)
                                                                    ---------
                                                                    $(269,160)
                                                                    =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B65

                  ---------------------------------------------
                  SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


      LONG-TERM INVESTMENTS -- 90.6%                            Value
                                                      Shares   (Note 2)
      COMMON STOCKS                                   ------- -----------
      Aerospace & Defense -- 1.0%
        Northrop Grumman Corp........................   3,300 $   412,500
                                                              -----------
      Banks -- 1.5%
        Investors Financial Services Corp............  18,600     623,844
                                                              -----------
      Biotechnology -- 3.7%
        Celgene Corp.(a).............................   8,800     134,640
        Cephalon, Inc.(a)............................   2,200      99,440
        Gilead Sciences, Inc.(a).....................  12,300     404,424
        IDEC Pharmaceuticals Corp.(a)................  14,100     499,845
        MedImmune, Inc.(a)...........................  14,082     371,765
                                                              -----------
                                                                1,510,114
                                                              -----------
      Building Products -- 1.0%
        Masco Corp...................................  15,700     425,627
                                                              -----------
      Chemicals -- 1.0%
        Sigma-Aldrich Corp...........................   8,400     421,260
                                                              -----------
      Commercial Services & Supplies -- 11.9%
        Apollo Group, Inc. (Class "A" Stock)(a)......  17,300     681,966
        Ceridian Corp.(a)............................  31,900     605,462
        CheckFree Corp.(a)...........................  41,800     653,752
        Concord EFS, Inc.(a).........................  27,400     825,836
        DST Systems, Inc.(a).........................   4,400     201,124
        Dun & Bradstreet Corp.(a)....................  12,000     396,600
        Education Management Corp.(a)................   7,100     289,183
        FactSet Research Systems, Inc................  26,500     788,905
        Hewitt Associates, Inc. (Class "A" Stock)(a).   4,800     111,840
        Manpower, Inc................................   9,400     345,450
                                                              -----------
                                                                4,900,118
                                                              -----------
      Communications Equipment -- 0.4%
        Comverse Technology, Inc.(a).................  17,300     160,198
                                                              -----------
      Computers & Peripherals -- 2.9%
        EMC Corp.(a).................................  26,600     200,830
        Lexmark International, Inc.(a)...............   9,100     495,040
        Western Digital Corp.(a)..................... 153,000     497,250
                                                              -----------
                                                                1,193,120
                                                              -----------
      Diversified Financials -- 5.3%
        Capital One Financial Corp...................   8,500     518,925
        Charles Schwab Corp..........................  28,700     321,440
        E*TRADE Group, Inc.(a).......................  47,700     260,442
        Investment Technology Group, Inc.(a).........  13,300     434,910
        Merrill Lynch & Co., Inc.....................  10,200     409,471
        Moody's Corp.................................   4,200     208,950
                                                              -----------
                                                                2,154,138
                                                              -----------
      Electronic Equipment & Instruments -- 2.8%
        Fisher Scientific International, Inc.(a).....  13,000     364,000
        Newport Corp.................................  12,500     195,750
        Sanmina-SCI Corp.(a).........................  15,600      98,436
        Solectron Corp.(a)...........................  78,100     480,315
                                                              -----------
                                                                1,138,501
                                                              -----------
      Energy Equipment & Services -- 5.2%
        Cooper Cameron Corp.(a)......................   6,700     324,414
        ENSCO International, Inc.....................  19,500     531,570
        Nabors Industries, Ltd.(a)...................   3,300     116,490

                                                                Value
      COMMON STOCKS                                    Shares  (Note 2)
      (Continued)                                      ------ -----------
      Energy Equipment & Services, (cont'd. )
        Patterson-UTI Energy, Inc.(a)................. 18,800 $   530,724
        Weatherford International, Ltd.(a)............ 14,200     613,440
                                                              -----------
                                                                2,116,638
                                                              -----------
      Health Care Equipment & Supplies -- 0.8%
        Alcon, Inc.(a)................................ 10,100     345,925
                                                              -----------
      Health Care Providers & Services -- 6.6%
        AMN Healthcare Services, Inc.(a)..............  7,300     255,573
        Caremark Rx, Inc.(a).......................... 30,400     501,600
        Community Health Systems, Inc.(a)............. 14,800     396,640
        HEALTHSOUTH Corp.(a).......................... 31,800     406,722
        Laboratory Corp. of America Holdings(a)....... 12,000     547,800
        McKesson Corp................................. 17,700     578,790
                                                              -----------
                                                                2,687,125
                                                              -----------
      Hotels Restaurants & Leisure -- 2.1%
        Brinker International, Inc.(a)................ 12,600     400,050
        Starwood Hotels & Resorts Worldwide, Inc...... 13,600     447,304
                                                              -----------
                                                                  847,354
                                                              -----------
      Household Durables -- 1.7%
        Harman International Industries, Inc..........  9,200     453,100
        Leggett & Platt, Inc..........................  9,900     231,660
                                                              -----------
                                                                  684,760
                                                              -----------
      Insurance -- 1.2%
        Radian Group, Inc............................. 10,300     503,155
                                                              -----------
      Internet & Catalog Retail -- 3.8%
        Amazon.com, Inc.(a)........................... 20,400     331,500
        eBay, Inc.(a).................................  6,800     419,016
        Ticketmaster (Class "B" Stock)(a)............. 18,900     353,619
        USA Interactive(a)............................ 18,900     443,205
                                                              -----------
                                                                1,547,340
                                                              -----------
      Internet Software & Services -- 0.9%
        RealNetworks, Inc.(a)......................... 87,900     357,753
                                                              -----------
      IT Consulting & Services -- 2.9%
        CACI International, Inc. (Class "A" Stock)(a). 13,900     530,841
        Perot Systems Corp. (Class "A" Stock)(a)......  7,300      79,497
        ProQuest Co.(a)...............................  4,800     170,400
        SunGard Data Systems, Inc.(a)................. 16,000     423,680
                                                              -----------
                                                                1,204,418
                                                              -----------
      Leisure Equipment & Products -- 0.4%
        Brunswick Corp................................  6,500     182,000
                                                              -----------
      Media -- 13.0%
        Belo Corp. (Class "A" Stock).................. 11,800     266,798
        E.W. Scripps Co. (Class "A" Stock)............  7,400     569,800
        EchoStar Communications Corp.
         (Class "A" Stock)(a).........................  6,600     122,496
        Emmis Communications Corp.
         (Class "A" Stock)(a).........................  8,000     169,520
        Entercom Communications Corp.(a)..............  9,200     422,280
        Entravision Communications Corp.
         (Class "A" Stock)(a)......................... 21,200     259,700
        Gemstar-TV Guide International, Inc.(a)....... 45,600     245,784
        General Motors Corp. (Class "H" Stock)(a)..... 26,400     287,504
        Interpublic Group of Cos., Inc................ 23,000     569,480
        Lin TV Corp. (Class "A" Stock) (a)............ 17,200     465,088

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B66

            ---------------------------------------------------------
            SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (Continued)
            ---------------------------------------------------------

                                                      June 30, 2002 (Unaudited)


                                                              Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Media, (cont'd. )
          New York Times Co. (The)
           (Class "A" Stock)........................  8,000 $   412,000
          Pearson PLC, ADR (United Kingdom)......... 77,200     802,108
          TMP Worldwide, Inc.(a).................... 20,700     445,050
          Univision Communications, Inc.
           (Class "A" Stock)(a).....................  9,700     304,580
                                                            -----------
                                                              5,342,188
                                                            -----------
        Multiline Retail -- 0.9%
          Dollar Tree Stores, Inc.(a)...............  9,800     386,218
                                                            -----------
        Pharmaceuticals -- 3.8%
          Allergan, Inc.............................  6,700     447,225
          SICOR, Inc.(a)............................ 30,600     567,324
          Teva Pharmaceutical Industries, Ltd., ADR
           (Israel).................................  8,100     540,918
                                                            -----------
                                                              1,555,467
                                                            -----------
        Semiconductor Equipment & Products --  3.3%
          Altera Corp.(a)........................... 14,700     199,920
          Fairchild Semiconductor Corp.
           (Class "A" Stock)(a).....................  8,900     216,270
          Integrated Device Technology, Inc.(a)..... 14,700     266,658
          International Rectifier Corp.(a).......... 11,000     320,650
          KLA-Tencor Corp.(a).......................    600      26,394
          Linear Technology Corp....................    800      25,144
          Maxim Integrated Products, Inc.(a)........  1,400      53,662
          Novellus Systems, Inc.(a).................  4,300     146,200
          Xilinx, Inc.(a)...........................  4,800     107,664
                                                            -----------
                                                              1,362,562
                                                            -----------
        Software -- 7.8%
          Adobe Systems, Inc........................ 16,200     461,700
          Autodesk, Inc............................. 36,800     487,600
          Electronic Arts, Inc.(a)..................  7,500     495,375
          Fair, Issac & Co., Inc.................... 13,950     458,536
          Intuit, Inc.(a)...........................  4,600     228,712
          Reynolds & Reynolds Co.
           (Class "A" Stock)........................ 17,400     486,330
          THQ, Inc.(a).............................. 19,600     584,472
                                                            -----------
                                                              3,202,725
                                                            -----------

                                                               Value
        COMMON STOCKS                              Shares     (Note 2)
        (Continued)                               --------- -----------
        Specialty Retail -- 2.3%
          Circuit City Stores-Circuit City Group.     9,500 $   178,125
          CSK Auto Corp.(a)......................     5,700      79,458
          GameStop Corp.(a)......................     8,900     186,811
          Williams-Sonoma, Inc.(a)...............    16,200     496,692
                                                            -----------
                                                                941,086
                                                            -----------
        Textiles & Apparel -- 2.4%
          Jones Apparel Group, Inc.(a)...........    16,400     615,000
          Reebok International, Ltd.(a)..........    13,000     383,500
                                                            -----------
                                                                998,500
                                                            -----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $40,358,087)................................  37,204,634
                                                            -----------
        SHORT-TERM INVESTMENT -- 13.6%
        Mutual Fund
          Prudential Core Investment Fund --
           Taxable Money Market Series
           (cost $5,571,755; Note 4)............. 5,571,755   5,571,755
                                                            -----------
        TOTAL INVESTMENTS -- 104.2%
          (cost $45,929,842; Note 7).......................  42,776,389
        LIABILITIES IN EXCESS OF
         OTHER ASSETS -- (4.2)%............................  (1,732,187)
                                                            -----------
        NET ASSETS -- 100.0%............................... $41,044,202
                                                            ===========

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             PLC Public Limited Company (British Limited Liability
                 Company)

(a)Non-income producing security.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B67

                        ---------------------------------
                        SP SMALL/MID-CAP VALUE PORTFOLIO
                        ---------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


      LONG-TERM INVESTMENTS -- 98.6%                            Value
                                                       Shares  (Note 2)
      COMMON STOCKS                                    ------ -----------
      Aerospace/Defense -- 0.4%
        United Defense Industries, Inc.(a)............ 14,300 $   328,900
                                                              -----------
      Agricultural Products & Services -- 0.7%
        Delta & Pine Land Co.......................... 32,100     645,210
                                                              -----------
      Airlines -- 1.3%
        Alaska Air Group, Inc.(a).....................  1,300      33,930
        AMR Corp.(a)..................................    800      13,488
        Northwest Airlines Corp. (Class "A" Stock)(a)  46,500     560,790
        SkyWest, Inc..................................  9,900     231,561
        UAL Corp...................................... 29,200     334,048
                                                              -----------
                                                                1,173,817
                                                              -----------
      Apparel -- 0.3%
        OshKosh B'Gosh, Inc. (Class "A" Stock)........  5,300     230,496
        UniFirst Corp.................................  1,000      25,300
                                                              -----------
                                                                  255,796
                                                              -----------
      Appliances & Home Furnishings -- 2.3%
        Ethan Allen Interiors, Inc....................  3,400     118,490
        Furniture Brands International, Inc.(a)....... 19,900     601,975
        Maytag Corp................................... 10,000     426,500
        Mohawk Industries, Inc.(a)....................    800      49,224
        York International Corp....................... 24,000     810,960
                                                              -----------
                                                                2,007,149
                                                              -----------
      Autos - Cars & Trucks -- 1.8%
        American Axle & Manufacturing Holdings,
         Inc.(a)......................................  8,000     237,920
        Coachmen Industries, Inc...................... 22,400     324,800
        Navistar International Corp.(a)............... 15,600     499,200
        Sonic Automotive, Inc.(a)..................... 18,000     463,500
        Superior Industries International, Inc........  1,100      50,875
                                                              -----------
                                                                1,576,295
                                                              -----------
      Banks and Savings & Loans -- 9.4%
        Astoria Financial Corp........................ 12,500     400,625
        BankAtlantic Bancorp, Inc. (Class "A" Stock)   32,100     398,040
        Banknorth Group, Inc.......................... 34,300     892,486
        City National Corp............................ 18,500     994,375
        Commercial Federal Corp.......................  2,000      58,000
        Hudson City Bancorp, Inc...................... 49,000     967,750
        Huntington Bancshares, Inc.................... 71,800   1,394,356
        IndyMac Bancorp, Inc.......................... 22,400     508,032
        Investors Financial Services Corp.(a).........  6,000     201,240
        Mercantile Bankshares Corp.................... 31,400   1,288,342
        North Fork Bancorporation, Inc................ 11,900     473,739
        Popular, Inc..................................  7,100     239,128
        Silicon Valley Bancshares, Inc.(a)............  5,800     152,888
        TCF Financial Corp............................  2,800     137,480
        Webster Financial Corp........................  1,700      65,008
                                                              -----------
                                                                8,171,489
                                                              -----------
      Business Services -- 0.5%
        Manpower, Inc................................. 10,700     393,225
        Optimal Robotics Corp. (Canada)(a)............  1,800      13,122
                                                              -----------
                                                                  406,347
                                                              -----------
      Chemicals -- 5.3%
        Arch Chemicals, Inc........................... 26,100     644,670
        Cytec Industries, Inc.(a)..................... 20,800     653,952

                                                              Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Chemicals, (cont'd.)
          Georgia Gulf Corp.........................  8,700 $   230,028
          IMC Global, Inc........................... 17,400     217,500
          Ionics, Inc.(a)...........................  8,100     196,425
          Lyondell Chemical Co...................... 66,700   1,007,170
          Millennium Chemicals, Inc................. 57,200     803,660
          Minerals Technologies, Inc................  1,900      93,708
          Omnova Solutions, Inc.(a)................. 45,400     381,360
          PolyOne Corp.............................. 36,900     415,125
                                                            -----------
                                                              4,643,598
                                                            -----------
        Commercial Services -- 1.1%
          Angelica Corp.............................  5,300      91,160
          Applera Corp.-Celera Genomics Group(a)....  2,500      30,000
          Arbitron, Inc.(a).........................  1,540      48,048
          Insurance Auto Auctions, Inc.(a)..........    900      17,550
          Labor Ready, Inc.(a)......................  9,200      53,820
          Viad Corp................................. 28,700     746,200
                                                            -----------
                                                                986,778
                                                            -----------
        Computer Software & Services -- 1.9%
          Avocent Corp.(a)..........................  8,900     141,688
          Ceridian Corp.(a).........................  1,100      20,878
          Diebold, Inc..............................  5,400     201,096
          Exult, Inc.(a)............................ 20,500     133,250
          Hutchinson Technology, Inc.(a)............  6,400     100,096
          Inforte Corp.(a).......................... 14,600     144,832
          Numerical Technologies, Inc.(a)...........  6,000      23,970
          RadiSys Corp.(a).......................... 14,000     162,820
          The InterCept Group, Inc.(a).............. 27,000     559,440
          Vastera, Inc.(a).......................... 11,800      51,802
          Virage Logic Corp.(a)..................... 10,500     136,710
                                                            -----------
                                                              1,676,582
                                                            -----------
        Construction -- 5.7%
          Clayton Homes, Inc........................ 21,600     341,280
          D.R. Horton, Inc..........................  8,600     223,858
          Elcor Corp................................ 18,000     492,300
          Fleetwood Enterprises, Inc.(a)............ 13,600     118,320
          Florida Rock Industries, Inc..............    500      17,905
          Fluor Corp................................  4,700     183,065
          KB HOME................................... 12,200     628,422
          Lafarge Corp.............................. 10,700     376,105
          Lennar Corp...............................  7,500     459,000
          Martin Marietta Materials, Inc............ 12,100     471,900
          Pulte Homes, Inc..........................  1,500      86,220
          Ryland Group, Inc......................... 14,700     731,325
          Standard Pacific Corp..................... 11,900     417,452
          Texas Industries, Inc..................... 13,200     415,668
                                                            -----------
                                                              4,962,820
                                                            -----------
        Consumer Products -- 2.0%
          Alberto-Culver Co. (Class "A" Stock)......  2,600     117,468
          Alberto-Culver Co. (Class "B" Stock)......  3,800     181,640
          Estee Lauder Cos., Inc. (Class "A" Stock).  6,200     218,240
          Pennzoil-Quaker State Co.................. 58,400   1,257,352
                                                            -----------
                                                              1,774,700
                                                            -----------
        Containers -- 1.5%
          Ball Corp.................................  4,300     178,364
          Owens-Illinois, Inc.(a)................... 25,700     353,118

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B68

                  ---------------------------------------------
                  SP SMALL/MID-CAP VALUE PORTFOLIO (Continued)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                ------ -----------
         Containers, (cont'd.)
           Packaging Corp. of America(a)...........  5,500 $   109,395
           Pactiv Corp.(a)......................... 11,200     266,560
           Silgan Holdings, Inc.(a)................ 10,600     428,664
                                                           -----------
                                                             1,336,101
                                                           -----------
         Distribution/Wholesalers --  0.3%
           Ingram Micro, Inc. (Class "A" Stock)(a).  5,400      74,250
           Tech Data Corp.(a)......................  4,400     166,540
                                                           -----------
                                                               240,790
                                                           -----------
         Diversified Manufacturing Operations -- 5.3%
           Black & Decker Corp..................... 15,400     742,280
           Federal Signal Corp..................... 24,400     585,600
           General Cable Corp......................  1,500       9,450
           Hillenbrand Industries, Inc.............  7,100     398,665
           Pentair, Inc............................ 19,500     937,560
           Snap-on, Inc............................ 31,100     923,359
           SPX Corp................................  1,700     199,750
           Terex Corp.(a).......................... 14,700     330,603
           Thermo Electron Corp.(a)................ 29,100     480,150
                                                           -----------
                                                             4,607,417
                                                           -----------
         Drugs & Medical Supplies -- 2.0%
           CV Therapeutics, Inc.(a)................    200       3,724
           DENTSPLY International, Inc............. 33,600   1,240,176
           Exelixis, Inc.(a).......................  5,200      39,156
           Neurocrine Biosciences, Inc.(a).........  2,000      57,300
           STERIS Corp.(a)......................... 20,600     393,666
           Viasys Healthcare, Inc.(a)..............  1,417      24,727
                                                           -----------
                                                             1,758,749
                                                           -----------
         Electronics -- 3.4%
           AMETEK, Inc............................. 27,100   1,009,475
           Arrow Electronics, Inc.(a)..............  3,800      78,850
           Artesyn Technologies, Inc.(a)...........  7,300      47,669
           Avnet, Inc..............................    600      13,194
           Hubbell, Inc. (Class "B" Stock)......... 33,200   1,133,780
           Integrated Silicon Solution, Inc.(a).... 21,500     191,780
           Millipore Corp.(a)......................  8,700     278,226
           MIPS Technologies, Inc.
            (Class "A" Stock)(a)...................  2,000      12,340
           Polycom, Inc.(a)........................  5,800      69,542
           Tektronix, Inc.(a)......................  5,500     102,905
                                                           -----------
                                                             2,937,761
                                                           -----------
         Energy -- 1.5%
           Equitable Resources, Inc................ 28,300     970,690
           Kinder Morgan Management, LLC(a)........  4,521     137,891
           Kinder Morgan, Inc......................  5,500     209,110
           Sempra Energy...........................    800      17,704
                                                           -----------
                                                             1,335,395
                                                           -----------
         Engineering -- 0.1%
           Jacobs Engineering Group, Inc.(a).......  2,800      97,384
                                                           -----------
         Environmental Services -- 0.2%
           Republic Services, Inc.(a).............. 11,300     215,491
                                                           -----------
         Financial Services -- 4.9%
           Affiliated Managers Group, Inc.(a)......  3,300     202,950
           Ambac Financial Group, Inc..............  6,400     430,080
           Bank of Hawaii Corp..................... 29,100     814,800

                                                              Value
         COMMON STOCKS                               Shares  (Note 2)
         (Continued)                                 ------ -----------
         Financial Services, (cont'd.)
           BlackRock, Inc.(a)....................... 11,000 $   487,300
           Commerce Bancorp, Inc.................... 29,900   1,321,580
           LaBranche & Co., Inc.(a).................  2,700      61,830
           Legg Mason, Inc..........................  1,900      93,746
           Old Republic International Corp..........  5,400     170,100
           Radian Group, Inc........................  9,000     439,650
           Waddell & Reed Financial, Inc.
            (Class "A" Stock)....................... 10,700     245,244
                                                            -----------
                                                              4,267,280
                                                            -----------
         Food & Beverage -- 2.7%
           Dean Foods Co.(a)........................ 12,532     467,444
           Dole Food Co., Inc....................... 19,200     553,920
           Horizon Organic Holding Corp.(a).........  2,900      51,098
           McCormick & Co., Inc..................... 49,600   1,277,200
                                                            -----------
                                                              2,349,662
                                                            -----------
         Gold Mines
           Agnico-Eagle Mines, Ltd. (Canada)........  1,500      21,855
                                                            -----------
         Hospitals/Healthcare Management -- 2.2%
           AmeriPath, Inc.(a).......................  2,300      51,589
           Community Health Care(a).................  6,700     179,560
           First Health Group Corp.(a).............. 25,500     715,020
           Trigon Healthcare, Inc.(a)...............  9,200     925,336
                                                            -----------
                                                              1,871,505
                                                            -----------
         Index Funds -- 6.3%
           Russell 2000 Value Index Fund............ 26,800   3,642,120
           Russell Midcap Value Index Fund.......... 23,000   1,814,240
                                                            -----------
                                                              5,456,360
                                                            -----------
         Industrials -- 1.5%
           Kennametal, Inc.......................... 24,000     878,400
           Milacron, Inc............................  8,900      90,335
           Oshkosh Truck Corp.......................  6,100     360,571
                                                            -----------
                                                              1,329,306
                                                            -----------
         Insurance -- 3.2%
           Allmerica Financial Corp.................  5,600     258,720
           HCC Insurance Holdings, Inc.............. 35,100     924,885
           Markel Corp.(a)..........................  2,900     571,300
           Penn-America Group, Inc..................  4,350      45,805
           Protective Life Corp.....................  6,600     218,460
           Reinsurance Group of America, Inc........    700      21,574
           UICI(a).................................. 26,100     527,220
           Vesta Insurance Group, Inc............... 44,400     190,032
                                                            -----------
                                                              2,757,996
                                                            -----------
         Leisure -- 1.2%
           Callaway Golf Co.........................  3,100      49,104
           Harrah's Entertainment, Inc.(a).......... 10,200     452,370
           Mandalay Resort Group(a).................  6,300     173,691
           Six Flags, Inc.(a)....................... 10,800     156,060
           Take-Two Interactive Software, Inc.(a)...  8,300     170,897
                                                            -----------
                                                              1,002,122
                                                            -----------
         Machinery -- 1.0%
           Albany International Corp.
            (Class "A" Stock).......................  2,300      61,893
           Astec Industries, Inc.(a)................  2,800      45,052
           NACCO Industries, Inc. (Class "A" Stock). 10,300     598,430

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B69

                  ---------------------------------------------
                  SP SMALL/MID-CAP VALUE PORTFOLIO (Continued)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                            Value
          COMMON STOCKS                            Shares  (Note 2)
          (Continued)                              ------ -----------
          Machinery, (cont'd.)
            Stewart & Stevenson Services, Inc.....  3,700 $    65,638
            Wabtec Corp...........................  4,800      68,400
                                                          -----------
                                                              839,413
                                                          -----------
          Media -- 1.1%
            E.W. Scripps Co. (Class "A" Stock)....  7,000     539,000
            Radio One, Inc. (Class "D" Stock)(a).. 28,200     419,334
                                                          -----------
                                                              958,334
                                                          -----------
          Metals & Mining -- 0.1%
            Freeport-McMoRan Copper & Gold, Inc.
             (Class "B" Stock)(a).................  2,500      44,625
                                                          -----------
          Mineral Resources -- 0.7%
            Phelps Dodge Corp.(a)................. 14,600     601,520
                                                          -----------
          Office Equipment & Supplies -- 0.6%
            Steelcase, Inc. (Class "A" Stock)..... 41,900     560,622
                                                          -----------
          Oil - Exploration/Production -- 0.3%
            Hurricane Hydrocarbons, Ltd.
             (Class "A" Stock)(a)................. 25,700     240,295
                                                          -----------
          Oil & Gas Services -- 1.8%
            Cal Dive International, Inc.(a).......  3,900      85,800
            Global Industries, Ltd.(a)............  9,400      65,706
            Grant Prideco, Inc.(a)................  1,000      13,600
            Input/Output, Inc.(a).................  3,800      34,200
            KeySpan Corp..........................  5,900     222,135
            National-Oilwell, Inc.(a).............  1,100      23,155
            Newpark Resources, Inc.(a)............ 13,800     101,430
            Nuevo Energy Co.(a)................... 13,800     218,040
            Oceaneering International, Inc.(a)....  3,800     102,600
            Smith International, Inc.(a)..........  1,700     115,923
            Valero Energy Corp.................... 14,200     531,364
            W-H Energy Services, Inc.(a)..........  1,300      28,808
                                                          -----------
                                                            1,542,761
                                                          -----------
          Paper & Forest Products -- 1.7%
            Aracruz Celulose SA, ADR (Brazil)..... 32,100     642,000
            Boise Cascade Corp....................  3,000     103,590
            Louisiana-Pacific Corp.(a)............ 20,200     213,918
            MeadWestvaco Corp.....................  5,130     172,163
            Sappi, Ltd., ADR (South Africa)(a).... 14,900     208,898
            Temple-Inland, Inc....................  2,900     167,794
                                                          -----------
                                                            1,508,363
                                                          -----------
          Printing & Publishing -- 1.8%
            Banta Corp............................ 34,900   1,252,910
            Playboy Enterprises, Inc.
             (Class "A" Stock)(a)................. 23,800     303,450
                                                          -----------
                                                            1,556,360
                                                          -----------
          Real Estate Investment Trust -- 9.0%
            Alexandria Real Estate Equities, Inc..  7,100     350,314
            Apartment Investment & Management Co.
             (Class "A" Stock).................... 25,200   1,239,840
            Avalonbay Communities, Inc............ 11,100     518,370
            CBL & Associates Properties, Inc......  7,300     295,650
            CenterPoint Properties Corp........... 16,000     928,160
            Centex Corp...........................  8,600     496,994
            Crescent Real Estate Equities Co...... 10,800     201,960

                                                               Value
        COMMON STOCKS                                 Shares  (Note 2)
        (Continued)                                   ------ -----------
        Real Estate Investment Trust, (cont'd.)
          Duke-Weeks Realty Corp..................... 44,800 $ 1,296,960
          Home Properties of New York, Inc...........  1,200      45,528
          Sun Communities, Inc....................... 27,100   1,131,425
          Taubman Centers, Inc....................... 15,000     228,750
          Vornado Realty Trust....................... 24,600   1,136,520
                                                             -----------
                                                               7,870,471
                                                             -----------
        Restaurants -- 0.9%
          Applebee's International, Inc..............  1,800      40,968
          CEC Entertainment, Inc.(a).................  5,100     210,630
          Jack in the Box, Inc.(a)...................  6,500     206,700
          Ruby Tuesday, Inc..........................  7,300     141,620
          Wendy's International, Inc.................  5,400     215,082
                                                             -----------
                                                                 815,000
                                                             -----------
        Retail -- 3.4%
          American Eagle Outfitters, Inc.(a).........    900      19,026
          Big Lots, Inc.(a).......................... 34,800     684,864
          Christopher & Banks Corp.(a)...............  6,600     279,180
          Circuit City Stores, Inc.--CarMax Group(a). 18,900     409,185
          Group 1 Automotive, Inc.(a)................    900      34,335
          J. Jill Group, Inc.(a)..................... 16,500     626,175
          Longs Drug Stores Corp.....................  8,800     248,952
          Pacific Sunwear of California, Inc.(a).....  9,500     210,615
          The Limited, Inc........................... 11,150     237,495
          Too, Inc.(a)...............................  3,700     113,960
          Whole Foods Market, Inc.(a)................  1,200      57,864
                                                             -----------
                                                               2,921,651
                                                             -----------
        Semiconductors -- 0.6%
          Advanced Power Technology, Inc.(a)......... 11,100     160,839
          Axcelis Technologies, Inc.(a)..............  5,900      66,670
          Cypress Semiconductor Corp.(a).............  5,800      88,044
          DuPont Photomasks, Inc.(a).................  3,000      99,480
          Kulicke & Soffa Industries, Inc.(a)........  2,200      27,258
          Lattice Semiconductor Corp.(a).............    800       6,952
          Oak Technology, Inc.(a)....................  8,700      39,411
                                                             -----------
                                                                 488,654
                                                             -----------
        Steel & Metals -- 1.1%
          Century Aluminum Co........................ 48,200     717,698
          Meridian Gold, Inc. (Canada)(a)............    900      14,445
          Ryerson Tull, Inc.......................... 21,200     246,556
                                                             -----------
                                                                 978,699
                                                             -----------
        Telecommunications -- 0.6%
          Andrew Corp.(a)............................  3,600      53,712
          Citizens Communications Co.(a)............. 39,200     327,712
          Metro One Telecommunications, Inc.(a)......  7,400     103,304
          Proxim Corp. (Class "A" Stock)(a)..........  4,157      13,427
          Spectrasite Holdings, Inc.(a)..............  8,600       1,548
          Triton PCS Holdings, Inc.(a)...............  9,200      35,880
                                                             -----------
                                                                 535,583
                                                             -----------
        Textiles -- 0.1%
          Culp, Inc.(a)..............................  6,900     111,159
                                                             -----------
        Transportation -- 1.2%
          CNF, Inc...................................  6,000     227,880
          Genesee & Wyoming, Inc.
           (Class "A" Stock)(a)...................... 18,850     425,256

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B70

                  ---------------------------------------------
                  SP SMALL/MID-CAP VALUE PORTFOLIO (Continued)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                      Value
                COMMON STOCKS                Shares  (Note 2)
                (Continued)                  ------ -----------
                Transportation, (cont'd.)
                  Landstar Systems, Inc.(a).  2,400 $   256,440
                  Ryder System, Inc.........  4,500     121,905
                                                    -----------
                                                      1,031,481
                                                    -----------
                Utility - Electric -- 3.6%
                  Cinergy Corp.............. 13,300     478,667
                  DPL, Inc.................. 20,400     539,580
                  Energy East Corp.......... 11,400     257,640
                  FirstEnergy Corp.......... 12,000     400,560
                  Northeast Utilities....... 22,300     419,463
                  NSTAR.....................  5,400     241,812
                  SCANA Corp................ 16,900     521,703
                  Wisconsin Energy Corp..... 10,400     262,808
                                                    -----------
                                                      3,122,233
                                                    -----------
                TOTAL LONG-TERM INVESTMENTS
                  (cost $83,351,803)........         85,921,879
                                                    -----------

The following abbreviations are used in portfolio descriptions:

                        ADR American Depositary Receipt
                        LLC Limited Liability Company

(a)Non-Income producing security.

                                                 Principal
                                                  Amount     Value
          SHORT-TERM                               (000)    (Note 2)
          INVESTMENT -- 1.3%                     --------- -----------
          Repurchase Agreement
            Joint Repurchase Agreement Account,
             1.95%, 07/01/02
             (cost $1,146,000; Note 5)..........  $1,146   $ 1,146,000
                                                           -----------
          TOTAL INVESTMENTS -- 99.9%
           (cost $84,497,803; Note 7)                       87,067,879
          ASSETS IN EXCESS OF OTHER
           LIABILITIES -- 0.1%............................      72,107
                                                           -----------
          NET ASSETS -- 100.0%............................ $87,139,986
                                                           ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B71

                 -----------------------------------------------
                 SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


   LONG-TERM INVESTMENTS -- 95.5%                                   Value
                                                           Shares  (Note 2)
   COMMON STOCKS                                           ------ -----------
   Beverages -- 2.8%
    PepsiCo, Inc..........................................  7,600 $   366,320
                                                                  -----------
   Biotechnology -- 2.6%
    Genentech, Inc.(a)....................................  9,800     328,300
                                                                  -----------
   Communications Equipment -- 4.2%
    Cisco Systems, Inc.(a)................................ 23,200     323,640
    Nokia Oyj, ADR (Finland).............................. 14,900     215,752
                                                                  -----------
                                                                      539,392
                                                                  -----------
   Computers & Peripherals -- 2.8%
    Dell Computer Corp.(a)................................ 13,800     360,732
                                                                  -----------
   Diversified Financials -- 16.6%
    Capital One Financial Corp............................  4,700     286,935
    Citigroup, Inc........................................ 14,500     561,875
    Federal Home Loan Mortgage  Corp......................  5,350     327,420
    Goldman Sachs Group, Inc..............................  2,700     198,045
    MBNA Corp............................................. 12,600     416,682
    Merrill Lynch & Co., Inc..............................  8,700     352,350
                                                                  -----------
                                                                    2,143,307
                                                                  -----------
   Energy Equipment & Services -- 2.8%
    BJ Services Co.(a).................................... 10,800     365,904
                                                                  -----------
   Food & Drug Retailing -- 2.1%
    Walgreen Co...........................................  7,000     270,410
                                                                  -----------
   Health Care Providers & Services -- 7.5%
    Cardinal Health, Inc..................................  3,350     205,723
    Tenet Healthcare Corp.(a).............................  2,100     150,255
    UnitedHealth Group, Inc...............................  6,700     613,385
                                                                  -----------
                                                                      969,363
                                                                  -----------
   Hotels Restaurants & Leisure -- 2.6%
    Marriott International, Inc. (Class "A" Stock)........  8,700     331,035
                                                                  -----------
   Industrial Conglomerates -- 2.0%
    General Electric Co...................................  8,700     252,735
                                                                  -----------
   Insurance -- 2.5%
    American International Group, Inc.....................  4,800     327,504
                                                                  -----------
   Media -- 5.5%
    Viacom, Inc. (Class "B" Stock)(a)..................... 16,000     709,920
                                                                  -----------
   Motorcycles -- 2.6%
    Harley-Davidson, Inc..................................  6,600     338,382
                                                                  -----------
   Multiline Retail -- 7.9%
    Kohl's Corp.(a)....................................... 14,550   1,019,665
                                                                  -----------
   Pharmaceuticals -- 11.4%
    Johnson & Johnson.....................................  9,700     506,922
    Pfizer, Inc........................................... 17,300     605,500
    Wyeth.................................................  7,100     363,520
                                                                  -----------
                                                                    1,475,942
                                                                  -----------
   Semiconductor Equipment & Products -- 3.5%
    Micron Technology, Inc.(a)............................  7,900     159,738
    Texas Instruments, Inc................................ 12,500     296,250
                                                                  -----------
                                                                      455,988
                                                                  -----------
   Software -- 4.1%
    Microsoft Corp.(a)....................................  9,700     530,590
                                                                  -----------

                                                                    Value
                                                           Shares  (Note 2)
   COMMON STOCKS (Continued)                               ------ -----------
   Specialty Retail -- 8.6%
    Best Buy Co., Inc.(a).................................  3,600 $   130,680
    Lowe's Cos., Inc...................................... 14,700     667,380
    Tiffany & Co..........................................  9,000     316,800
                                                                  -----------
                                                                    1,114,860
                                                                  -----------
   Wireless Telecommunication Services -- 3.4%
    AT&T Wireless Services, Inc.(a)....................... 35,700     208,845
    Vodafone Group PLC, ADR (United Kingdom).............. 16,400     223,860
                                                                  -----------
                                                                      432,705
                                                                  -----------
   TOTAL LONG-TERM INVESTMENTS (cost $13,428,596)................  12,333,054
                                                                  -----------

                                                Principal
                                                 Amount
         SHORT-TERM                               (000)
         INVESTMENTS -- 5.8%                    ---------
         Repurchase Agreement -- 2.4%
           Joint Repurchase Agreement Account,
            1.95%, 07/01/02 (Note 5)...........   $310        310,000
                                                          -----------
                                                 Shares
                                                ---------
         Mutual Funds -- 3.4%
           Prudential Core Investment Fund --
            Taxable Money Market Series
            (Note 4)...........................    446        446,081
                                                          -----------
         TOTAL SHORT-TERM INVESTMENTS
          (cost $756,081)................................     756,081
                                                          -----------
         TOTAL INVESTMENTS -- 101.3%
           (cost $14,184,677; Note 7)..................    13,089,135
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (1.3)%...............................    (171,788)
                                                          -----------
         NET ASSETS -- 100.0%............................ $12,917,347
                                                          ===========

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             Oyj Julkinen Osakeyhtio (Finnish Company)
             PLC Public Limited Company (British Limited Liability
                 Company)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B72

                             ----------------------
                             STOCK INDEX PORTFOLIO
                             ----------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



          LONG-TERM INVESTMENTS -- 97.8%                   Value
                                              Shares      (Note 2)
          COMMON STOCKS                      --------- --------------
          Advertising -- 0.1%
            Omnicom Group, Inc.(b)..........    57,100 $    2,615,180
            TMP Worldwide, Inc.(a)..........    35,100        754,650
                                                       --------------
                                                            3,369,830
                                                       --------------
          Aerospace -- 1.7%
            Boeing Co. (The)................   258,736     11,643,120
            General Dynamics Corp...........    61,500      6,540,525
            Lockheed Martin Corp............   134,498      9,347,611
            Northrop Grumman Corp.(b).......    33,200      4,150,000
            Raytheon Co.....................   115,618      4,711,433
            Rockwell Collins, Inc...........    59,300      1,626,006
            Rockwell International Corp.....    59,300      1,184,814
            United Technologies Corp........   144,000      9,777,600
                                                       --------------
                                                           48,981,109
                                                       --------------
          Airlines -- 0.2%
            AMR Corp.(a)....................    48,200        812,652
            Delta Airlines, Inc.............    39,000        780,000
            Southwest Airlines Co...........   231,637      3,743,254
                                                       --------------
                                                            5,335,906
                                                       --------------
          Apparel -- 0.2%
            Jones Apparel Group, Inc.(a)....    37,500      1,406,250
            Nike, Inc. (Class "B" Shares)...    82,700      4,436,855
            Reebok International, Ltd.(a)...    19,000        560,500
                                                       --------------
                                                            6,403,605
                                                       --------------
          Autos - Cars & Trucks -- 1.2%
            Cummins Engine Co., Inc.........    14,400        476,640
            Dana Corp.......................    48,794        904,153
            Delphi Automotive Systems Corp..   172,044      2,270,981
            Ford Motor Co.(b)...............   548,045      8,768,720
            General Motors Corp.(b).........   171,500      9,166,675
            Genuine Parts Co................    49,225      1,716,475
            Harley-Davidson, Inc.(b)........    91,000      4,665,570
            Johnson Controls, Inc...........    25,200      2,056,572
            Navistar International Corp.(a).    18,900        604,800
            PACCAR, Inc.....................    34,290      1,522,133
            TRW, Inc........................    38,900      2,216,522
            Visteon Corp....................    42,964        610,089
                                                       --------------
                                                           34,979,330
                                                       --------------
          Banks and Savings & Loans -- 6.3%
            AmSouth Bancorporation..........   113,500      2,540,130
            Bank of New York Co., Inc.......   223,300      7,536,375
            Bank One Corp...................   356,945     13,735,244
            BankAmerica Corp................   467,244     32,875,288
            Capital One Financial Corp.(b)..    66,500      4,059,825
            Charter One Financial, Inc......    69,270      2,381,503
            Comerica, Inc...................    54,250      3,330,950
            Fifth Third Bancorp(b)..........   177,849     11,853,636
            First Tennessee National Corp...    31,000      1,187,300
            Golden West Financial Corp......    46,600      3,205,148
            Huntington Bancshares, Inc.(b)..    74,875      1,454,072
            KeyCorp.........................   131,500      3,589,950
            Mellon Financial Corp...........   132,200      4,155,046
            National City Corp..............   187,200      6,224,400
            Northern Trust Corp.............    69,700      3,070,982
            PNC Bank Corp...................    88,100      4,605,868
            Providian Financial Corp........    96,200        565,656

      COMMON STOCKS                                            Value
                                                  Shares      (Note 2)
      (Continued)                                --------- --------------
      Banks and Savings & Loans (cont'd.)
        SouthTrust Corp.........................   102,100 $    2,666,852
        State Street Corp.......................    97,500      4,358,250
        Suntrust Banks, Inc.(b).................    87,100      5,898,412
        U.S. Bancorp............................   581,681     13,582,251
        Union Planters Corp.....................    61,200      1,981,044
        Wachovia Corp...........................   412,778     15,759,864
        Wells Fargo & Co........................   517,560     25,909,053
        Zions Bancorporation....................    28,000      1,458,800
                                                           --------------
                                                              177,985,899
                                                           --------------
      Chemicals -- 1.3%
        Air Products & Chemicals, Inc...........    69,600      3,512,712
        Dow Chemical Co.........................   274,461      9,435,969
        Du Pont (E.I.) de Nemours & Co..........   304,991     13,541,601
        Eastman Chemical Co.....................    22,400      1,050,560
        Engelhard Corp..........................    40,875      1,157,580
        Great Lakes Chemical Corp...............    13,500        357,615
        Hercules, Inc.(a).......................    37,400        433,840
        Praxair, Inc............................    48,600      2,768,742
        Rohm & Haas Co..........................    66,700      2,700,683
        Sigma-Aldrich Corp......................    21,200      1,063,180
                                                           --------------
                                                               36,022,482
                                                           --------------
      Commercial Services -- 0.6%
        Cendant Corp.(a)(b).....................   305,818      4,856,390
        Cintas Corp.(b).........................    50,300      2,486,329
        Concord EFS, Inc.(a)....................   156,900      4,728,966
        Convergys Corp.(a)......................    51,900      1,011,012
        Deluxe Corp.............................    18,800        731,132
        Fiserv, Inc.(a).........................    58,200      2,136,522
        Quintiles Transnational Corp.(a)(b).....    36,000        449,640
                                                           --------------
                                                               16,399,991
                                                           --------------
      Computers -- 2.8%
        Apple Computer, Inc.(a).................   110,900      1,965,148
        Citrix Systems, Inc.(a).................    60,800        367,232
        Comverse Technology, Inc.(a)............    58,000        537,080
        Dell Computer Corp.(a)..................   789,400     20,634,916
        Hewlett-Packard Co......................   913,516     13,958,524
        International Business Machines Corp....   519,900     37,432,800
        Sun Microsystems, Inc.(a)...............   982,900      4,924,329
                                                           --------------
                                                               79,820,029
                                                           --------------
      Computer Services -- 6.9%
        Adobe Systems, Inc......................    70,200      2,000,700
        Autodesk, Inc...........................    33,600        445,200
        Automatic Data Processing, Inc..........   186,900      8,139,495
        Avaya, Inc.(a)..........................    97,908        484,645
        BMC Software, Inc.(a)...................    74,600      1,238,360
        Cisco Systems, Inc.(a).................. 2,215,100     30,900,645
        Computer Associates International, Inc..   173,043      2,749,653
        Computer Sciences Corp.(a)..............    53,900      2,576,420
        Compuware Corp.(a)......................   118,600        719,902
        EMC Corp.(a)............................   685,074      5,172,309
        First Data Corp.........................   231,100      8,596,920
        Gateway, Inc.(a)........................   106,800        474,192
        Intuit, Inc.(a).........................    65,500      3,256,660
        Lexmark International, Inc.(a)(b).......    38,014      2,067,961

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B73

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


      COMMON STOCKS                                            Value
                                                  Shares      (Note 2)
      (Continued)                                --------- --------------
      Computer Services (cont'd.)
        Mercury Interactive Corp.(a)(b).........    25,000 $      574,000
        Micron Technology, Inc.(a)(b)...........   179,700      3,633,534
        Microsoft Corp.(a)...................... 1,641,300     89,779,110
        NCR Corp.(a)............................    25,900        896,140
        Network Appliance, Inc.(a)(b)...........   104,400      1,298,736
        Novell, Inc.(a).........................   126,100        404,781
        NVIDIA Corp.(a)(b)......................    44,000        755,920
        Oracle Corp.(a)......................... 1,677,120     15,882,326
        Palm, Inc.(a)...........................   192,857        339,428
        Parametric Technology Corp.(a)..........    97,000        332,710
        Peoplesoft, Inc.(a)(b)..................    96,000      1,428,480
        Rational Software Corp.(a)..............    53,000        435,130
        Siebel Systems, Inc.(a)(b)..............   134,900      1,918,278
        Symbol Technologies, Inc.(b)............    73,400        623,900
        Unisys Corp.(a).........................   102,000        918,000
        VERITAS Software Corp.(a)...............   124,959      2,472,939
        Yahoo!, Inc.(a)(b)......................   171,700      2,534,292
                                                           --------------
                                                              193,050,766
                                                           --------------
      Construction -- 0.2%
        Centex Corp.............................    19,600      1,132,684
        Fluor Corp..............................    23,500        915,325
        KB HOME.................................    16,166        832,711
        Pulte Corp.(b)..........................    14,500        833,460
        Vulcan Materials Co.....................    32,000      1,401,600
                                                           --------------
                                                                5,115,780
                                                           --------------
      Consumer Products
        Tupperware Corp.........................    22,300        463,617
                                                           --------------
      Containers -- 0.1%
        Ball Corp...............................    17,800        738,344
        Bemis Co., Inc..........................    16,100        764,750
        Pactiv Corp.(a).........................    49,900      1,187,620
                                                           --------------
                                                                2,690,714
                                                           --------------
      Cosmetics & Soaps -- 2.2%
        Alberto-Culver Co. (Class "B" Stock)(b).    19,100        912,980
        Avon Products, Inc.(b)..................    71,800      3,750,832
        Clorox Co...............................    69,100      2,857,285
        Colgate-Palmolive Co....................   166,000      8,308,300
        Gillette Co.(b).........................   320,100     10,841,787
        International Flavors & Fragrances,
         Inc....................................    29,400        955,206
        Procter & Gamble Co.....................   393,704     35,157,767
                                                           --------------
                                                               62,784,157
                                                           --------------
      Diversified Consumer Products -- 1.1%
        Eastman Kodak Co.(b)....................    91,300      2,663,221
        Philip Morris Cos., Inc.................   651,700     28,466,256
                                                           --------------
                                                               31,129,477
                                                           --------------
      Diversified Manufacturing Operations -- 3.2%
        American Standard Cos., Inc.(a)(b)......    18,000      1,351,800
        Cooper Industries, Ltd. (Class "A"
         Stock).................................    30,000      1,179,000
        General Electric Co..................... 3,011,600     87,486,980
                                                           --------------
                                                               90,017,780
                                                           --------------

      COMMON STOCKS                                            Value
                                                  Shares      (Note 2)
      (Continued)                                --------- --------------
      Diversified Office Equipment -- 0.2%
        Avery Dennison Corp.....................    35,000 $    2,196,250
        Pitney Bowes, Inc.......................    70,900      2,816,148
        Xerox Corp.(a)(b).......................   225,792      1,573,770
                                                           --------------
                                                                6,586,168
                                                           --------------
      Diversified Operations
        Corning, Inc.(a)........................   291,000      1,033,050
                                                           --------------
      Drugs & Medical Supplies -- 11.1%
        Abbott Laboratories.....................   472,200     17,778,330
        Allergan, Inc...........................    41,000      2,736,750
        AmerisourceBergen Corp.(b)..............    31,200      2,371,200
        Bard, (C.R.), Inc.......................    17,000        961,860
        Bausch & Lomb, Inc.(b)..................    17,100        578,835
        Baxter International, Inc...............   178,300      7,925,435
        Becton Dickinson & Co...................    79,900      2,752,555
        Biogen, Inc.(a)(b)......................    43,500      1,802,205
        Biomet, Inc.(b).........................    78,525      2,129,598
        Boston Scientific Corp.(a)..............   126,300      3,703,116
        Bristol-Myers Squibb Co.................   589,460     15,149,122
        Cardinal Health, Inc....................   136,575      8,387,071
        Genzyme Corp.(a)........................    64,700      1,244,828
        Guidant Corp.(a)........................    95,600      2,889,988
        Immunex Corp.(a)........................   163,100      3,643,654
        Johnson & Johnson.......................   913,971     47,764,124
        King Pharmaceuticals, Inc.(a)...........    71,633      1,593,834
        Lilly (Eli) & Co.(b)....................   341,900     19,283,160
        Medtronic, Inc..........................   369,300     15,824,505
        Merck & Co., Inc........................   685,800     34,728,912
        Pfizer, Inc............................. 1,895,450     66,340,750
        Pharmacia Corp..........................   391,256     14,652,537
        Schering-Plough Corp....................   445,400     10,956,840
        St. Jude Medical, Inc.(a)(b)............    25,400      1,875,790
        Stryker Corp.(b)........................    61,800      3,306,918
        Watson Pharmaceuticals, Inc.(a).........    35,000        884,450
        Wyeth...................................   402,100     20,587,520
        Zimmer Holdings, Inc.(a)................    57,586      2,053,517
                                                           --------------
                                                              313,907,404
                                                           --------------
      Education -- 0.1%
        Apollo Group, Inc. (Class "A" Stock)(a).    43,000      1,695,060
                                                           --------------
      Electrical Services -- 0.3%
        American Power Conversion(a)............    57,700        728,751
        Power-One, Inc.(a)......................    20,000        124,400
        TXU Corp.(b)............................    81,206      4,186,169
        Xcel Energy, Inc........................   117,495      1,970,391
                                                           --------------
                                                                7,009,711
                                                           --------------
      Electronics -- 4.0%
        Advanced Micro Devices, Inc.(a).........   108,200      1,051,704
        Altera Corp.(a)(b)......................   117,500      1,598,000
        Analog Devices, Inc.(a).................   112,300      3,335,310
        Applied Materials, Inc.(a)(b)...........   499,900      9,508,098
        Applied Micro Circuits Corp.(a).........    97,000        458,810
        Broadcom Corp.(a)(b)....................    82,800      1,452,312
        Electronic Data Systems Corp.(b)........   145,100      5,390,465
        Emerson Electric Co.(b).................   127,200      6,806,472
        Intel Corp.............................. 2,032,300     37,130,121

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B74

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


COMMON STOCKS                                                         Value
                                                         Shares      (Note 2)
(Continued)                                             --------- --------------
Electronics (cont'd.)
 Jabil Circuit, Inc.(a)................................    63,900 $    1,348,929
 JDS Uniphase Corp.(a).................................   430,100      1,148,367
 KLA-Tencor Corp.(a)(b)................................    58,100      2,555,819
 Linear Technology Corp................................    95,800      3,010,994
 LSI Logic Corp.(a)....................................   110,800        969,500
 Maxim Integrated Products, Inc.(a)(b).................    97,000      3,718,010
 Molex, Inc.(b)........................................    57,700      1,934,681
 National Semiconductor Corp.(a)(b)....................    56,800      1,656,856
 Novellus Systems, Inc.(a)(b)..........................    45,600      1,550,400
 Perkin Elmer, Inc.....................................    36,000        397,800
 Pinnacle West Capital Corp............................    26,000      1,027,000
 PMC-Sierra, Inc.(a)(b)................................    48,800        452,376
 PPL Corp..............................................    44,000      1,455,520
 QLogic Corp.(a)(b)....................................    29,900      1,139,190
 RadioShack Corp.......................................    55,360      1,664,121
 Sanmina Corp.(a)......................................   159,600      1,007,076
 Skyworks Solutions, Inc.(a)...........................    25,272        140,260
 Solectron Corp.(a)(b).................................   247,000      1,519,050
 Tektronix, Inc.(a)....................................    32,000        598,720
 Teradyne, Inc.(a)(b)..................................    57,000      1,339,500
 Texas Instruments, Inc................................   528,000     12,513,600
 Thomas & Betts Corp.(a)...............................    20,800        386,880
 Vitesse Semiconductor Corp.(a)........................    54,000        167,940
 Waters Corp.(a)(b)....................................    38,500      1,027,950
 Xilinx, Inc.(a)(b)....................................   103,700      2,325,991
                                                                  --------------
                                                                     111,787,822
                                                                  --------------
Financial Services -- 8.3%
 Ambac Financial Group, Inc............................    30,000      2,016,000
 American Express Co...................................   402,700     14,626,064
 Bear, Stearns Cos., Inc...............................    30,810      1,885,572
 Citigroup, Inc........................................ 1,562,976     60,565,320
 Countrywide Credit Industries, Inc.(b)................    36,300      1,751,475
 Equifax, Inc.(b)......................................    41,300      1,115,100
 Fannie Mae............................................   302,100     22,279,875
 FleetBoston Financial Corp............................   317,066     10,257,085
 Franklin Resources, Inc...............................    81,400      3,470,896
 Freddie Mac...........................................   210,400     12,876,480
 H&R Block, Inc........................................    56,000      2,584,400
 Household International, Inc.(b)......................   140,858      7,000,643
 J.P. Morgan Chase & Co................................   600,566     20,371,199
 Lehman Brothers Holdings, Inc.(b).....................    73,100      4,570,212
 Marshall & Ilsley Corp................................    65,600      2,029,008
 MBNA Corp.............................................   258,168      8,537,616
 Merrill Lynch & Co., Inc..............................   256,100     10,372,050
 Moody's Corp..........................................    46,660      2,321,335
 Morgan Stanley Dean Witter & Co.......................   336,310     14,488,235
 Paychex, Inc..........................................   111,550      3,490,399
 Regions Financial Corp.(b)............................    69,000      2,425,350
 Schwab (Charles) Corp.................................   418,600      4,688,320
 SLM Corp..............................................    46,900      4,544,610
 Stilwell Financial, Inc...............................    62,600      1,139,320
 Synovus Financial Corp................................    90,100      2,479,552
 T. Rowe Price Group, Inc..............................    36,000      1,183,680
 Washington Mutual, Inc.(b)............................   294,422     10,926,000
                                                                  --------------
                                                                     233,995,796
                                                                  --------------

COMMON STOCKS                                                         Value
                                                         Shares      (Note 2)
(Continued)                                             --------- --------------
Food & Beverage -- 5.0%
 Adolph Coors Co.......................................    10,800 $      672,840
 Anheuser-Busch Cos., Inc.(b)..........................   264,500     13,225,000
 Archer-Daniels-Midland Co.............................   201,638      2,578,950
 Brown-Forman Corp. (Class "B" Stock)..................    21,800      1,504,200
 Campbell Soup Co......................................   127,400      3,523,884
 Coca-Cola Co.(b)......................................   752,200     42,123,200
 Coca-Cola Enterprises, Inc............................   132,500      2,925,600
 ConAgra Foods, Inc.(b)................................   160,600      4,440,590
 General Mills, Inc.(b)................................   109,900      4,844,392
 Heinz (H.J.) & Co.....................................   109,250      4,490,175
 Hershey Foods Corp....................................    41,600      2,600,000
 Kellogg Co............................................   125,700      4,507,602
 Pepsi Bottling Group, Inc. (The)......................    86,900      2,676,520
 PepsiCo, Inc..........................................   535,040     25,788,928
 Sara Lee Corp.........................................   237,200      4,895,808
 Sysco Corp............................................   200,300      5,452,166
 Unilever NV, ADR (Netherlands)........................   172,832     11,199,514
 Wrigley (William) Jr. Co..............................    69,900      3,868,965
                                                                  --------------
                                                                     141,318,334
                                                                  --------------
Forest Products -- 0.6%
 Boise Cascade Corp....................................    19,886        686,663
 Georgia-Pacific Corp.(b)..............................    73,139      1,797,757
 International Paper Co................................   146,967      6,404,822
 Louisiana-Pacific Corp................................    38,900        411,951
 MeadWestvaco Corp.....................................    57,289      1,922,619
 Plum Creek Timber Co., Inc............................    56,300      1,728,410
 Temple-Inland, Inc.(b)................................    16,000        925,760
 Weyerhaeuser Co.......................................    65,500      4,182,175
                                                                  --------------
                                                                      18,060,157
                                                                  --------------
Gas Pipelines -- 0.2%
 Cinergy Corp.(b)......................................    52,839      1,901,676
 Peoples Energy Corp...................................    11,400        415,644
 Sempra Energy.........................................    66,054      1,461,775
 Williams Cos., Inc....................................   157,100        941,029
                                                                  --------------
                                                                       4,720,124
                                                                  --------------
Hospitals/Healthcare Management -- 2.2%
 Aetna, Inc............................................    43,112      2,068,083
 Agilent Technologies, Inc.(a)(b)......................   143,613      3,396,447
 Amgen, Inc.(a)........................................   315,700     13,221,516
 Applera Corp.-Applied Biosystems Group(b).............    60,000      1,169,400
 Chiron Corp.(a).......................................    57,100      2,018,485
 Columbia/HCA Healthcare Corp..........................   155,798      7,400,405
 Forest Laboratories, Inc.(a)..........................    55,000      3,894,000
 Health Management Associates, Inc. (Class "A"
   Stock)(a)(b)........................................    72,300      1,456,845
 HEALTHSOUTH Corp.(a)..................................   113,800      1,455,502
 Humana, Inc.(a).......................................    46,100        720,543
 IMS Health, Inc.(b)...................................    88,320      1,585,344
 Manor Care, Inc.(a)...................................    32,050        737,150
 McKesson Corp.(a).....................................    87,707      2,868,019
 MedImmune, Inc.(a)....................................    76,100      2,009,040
 Tenet Healthcare Corp.(a).............................    97,800      6,997,590
 UnitedHealth Group, Inc...............................    94,500      8,651,475
 Wellpoint Health Networks, Inc.(a)(b).................    43,800      3,408,078
                                                                  --------------
                                                                      63,057,922
                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B75

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


COMMON STOCKS                                                              Value
                                                              Shares      (Note 2)
(Continued)                                                  --------- --------------
Household Products & Personal Care -- 0.4%
 Kimberly-Clark Corp........................................   156,188 $    9,683,656
 Leggett & Platt, Inc.......................................    64,000      1,497,600
                                                                       --------------
                                                                           11,181,256
                                                                       --------------
Housing Related -- 0.4%
 Masco Corp.(b).............................................   142,500      3,863,175
 Maytag Corp................................................    21,800        929,770
 Newell Rubbermaid, Inc.....................................    78,949      2,767,952
 Stanley Works..............................................    25,800      1,058,058
 Whirlpool Corp.............................................    19,300      1,261,448
                                                                       --------------
                                                                            9,880,403
                                                                       --------------
Human Resources
 Robert Half International, Inc.(a).........................    52,300      1,218,590
                                                                       --------------
Insurance -- 4.7%
 ACE, Ltd...................................................    81,300      2,569,080
 AFLAC, Inc.................................................   160,900      5,148,800
 Allstate Corp.(b)..........................................   215,788      7,979,840
 American International Group, Inc..........................   793,787     54,160,087
 Aon Corp...................................................    80,925      2,385,669
 Chubb Corp.................................................    52,200      3,695,760
 CIGNA Corp.................................................    43,300      4,218,286
 Cincinnati Financial Corp..................................    48,700      2,266,011
 Conseco, Inc.(a)(b)........................................   110,259        220,518
 Hartford Financial Services Group, Inc.....................    73,900      4,394,833
 Jefferson-Pilot Corp.......................................    43,618      2,050,046
 John Hancock Financial Services, Inc.......................    92,000      3,238,400
 Lincoln National Corp......................................    58,600      2,461,200
 Lowes Corp.................................................    56,500      2,993,935
 Marsh & McLennan Cos., Inc.................................    83,500      8,066,100
 MBIA, Inc..................................................    43,350      2,450,576
 MetLife, Inc.(b)...........................................   213,400      6,145,920
 MGIC Investment Corp.(b)...................................    32,700      2,217,060
 Progressive Corp...........................................    67,800      3,922,230
 SAFECO Corp.(b)............................................    41,000      1,266,490
 St. Paul Cos., Inc.........................................    63,410      2,467,917
 Torchmark Corp.............................................    36,500      1,394,300
 UnumProvident Corp.........................................    74,456      1,894,905
 XL Capital, Ltd. (Class "A" Stock)(b)......................    41,400      3,506,580
                                                                       --------------
                                                                          131,114,543
                                                                       --------------
Leisure -- 1.0%
 Brunswick Corp.............................................    29,400        823,200
 Carnival Corp. (Class "A" Stock)...........................   176,400      4,884,516
 Disney (Walt) Co...........................................   623,101     11,776,609
 Harrah's Entertainment, Inc.(a)(b).........................    34,450      1,527,858
 Hilton Hotels Corp.........................................   104,800      1,456,720
 Marriott International, Inc. (Class "A" Stock).............    74,000      2,815,700
 Sabre Group Holdings, Inc. (Class "A" Stock)(a)............    42,419      1,518,600
 Starwood Hotels & Resorts Worldwide, Inc...................    62,600      2,058,914
                                                                       --------------
                                                                           26,862,117
                                                                       --------------
Machinery -- 0.6%
 Caterpillar, Inc.(b).......................................   103,200      5,051,640
 Deere & Co.(b).............................................    71,900      3,444,010
 Dover Corp.................................................    59,500      2,082,500

COMMON STOCKS                                                              Value
                                                              Shares      (Note 2)
(Continued)                                                  --------- --------------
Machinery (cont'd.)
 Eaton Corp.................................................    19,100 $    1,389,525
 Ingersoll-Rand Co. (Class "A" Stock).......................    51,850      2,367,471
 Parker Hannifin Corp.(b)...................................    36,425      1,740,751
 Snap-on, Inc...............................................    19,800        587,862
 Thermo Electron Corp.(a)...................................    57,000        940,500
                                                                       --------------
                                                                           17,604,259
                                                                       --------------
Media -- 2.9%
 AOL Time Warner, Inc.(a)................................... 1,346,820     19,811,722
 Clear Channel Communications, Inc.(a)......................   184,500      5,907,690
 Comcast Corp. (Special Class "A")(a).......................   285,700      6,811,088
 Dow Jones & Co., Inc.......................................    24,800      1,201,560
 Gannett Co., Inc...........................................    80,000      6,072,000
 Interpublic Group of Cos., Inc.............................   116,200      2,877,112
 Knight-Ridder, Inc.........................................    26,100      1,642,995
 McGraw Hill, Inc...........................................    58,000      3,462,600
 Meredith Corp..............................................    17,800        682,630
 New York Times Co. (The) (Class "A" Stock)(b)..............    45,700      2,353,550
 R.R. Donnelley & Sons, Co..................................    36,200        997,310
 Tribune Co.................................................    90,300      3,928,050
 Univision Communications, Inc. (Class "A" Stock)(a)(b).....    61,000      1,915,400
 Viacom, Inc. (Class "B" Stock)(a)..........................   541,636     24,032,390
                                                                       --------------
                                                                           81,696,097
                                                                       --------------
Metals - Ferrous -- 0.1%
 Allegheny Technologies, Inc................................    28,940        457,252
 Nucor Corp.................................................    21,800      1,417,872
 United States Steel Corp...................................    31,540        627,331
 Worthington Industries, Inc................................    24,000        434,400
                                                                       --------------
                                                                            2,936,855
                                                                       --------------
Metals - Non Ferrous -- 0.5%
 Alcan Aluminum, Ltd........................................    99,750      3,742,620
 Alcoa, Inc.................................................   254,876      8,449,139
 INCO, Ltd.(a)(b)...........................................    58,200      1,317,648
                                                                       --------------
                                                                           13,509,407
                                                                       --------------
Mineral Resources -- 0.1%
 Burlington Resources, Inc..................................    62,917      2,390,846
 Phelps Dodge Corp.(b)......................................    23,528        969,354
                                                                       --------------
                                                                            3,360,200
                                                                       --------------
Miscellaneous - Basic Industry -- 1.8%
 AES Corp.(a)(b)............................................   171,700        930,614
 BB&T Corp..................................................   142,100      5,485,060
 Crane Co...................................................    21,625        548,843
 Danaher Corp...............................................    44,100      2,926,035
 Ecolab, Inc................................................    36,900      1,705,887
 Fortune Brands, Inc........................................    45,600      2,553,600
 Honeywell, Inc.............................................   250,150      8,812,784
 Illinois Tool Works, Inc...................................    91,900      6,276,770
 International Game Technology(a)...........................    27,800      1,576,260
 ITT Industries, Inc........................................    25,000      1,765,000
 Millipore Corp.(b).........................................    16,200        518,076
 Pall Corp..................................................    41,000        850,750
 PPG Industries, Inc.(b)....................................    50,700      3,138,330
 Sealed Air Corp.(a)(b).....................................    22,910        922,586
 Textron, Inc...............................................    40,100      1,880,690

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B76

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


COMMON STOCKS                                                         Value
                                                         Shares      (Note 2)
(Continued)                                             --------- --------------
Miscellaneous - Basic Industry (cont'd.)
 Tyco International, Ltd...............................   612,043 $    8,268,701
 W.W. Grainger, Inc....................................    27,500      1,377,750
                                                                  --------------
                                                                      49,537,736
                                                                  --------------
Miscellaneous - Consumer Growth/Stable -- 0.6%
 3M Co.................................................   118,500     14,575,500
 American Greetings Corp. (Class "A" Stock)(b).........    24,800        413,168
 Black & Decker Corp...................................    25,800      1,243,560
                                                                  --------------
                                                                      16,232,228
                                                                  --------------
Oil & Gas -- 6.2%
 Amerada Hess Corp.....................................    25,500      2,103,750
 Anadarko Petroleum Corp...............................    76,463      3,769,626
 Ashland Oil, Inc......................................    23,100        935,550
 ChevronTexaco Corp....................................   322,761     28,564,349
 El Paso Corp.(b)......................................   156,311      3,221,570
 EOG Resources, Inc....................................    35,000      1,389,500
 Exxon Mobil Corp...................................... 2,058,570     84,236,684
 Kerr-McGee Corp.......................................    31,926      1,709,637
 Marathon Oil Corp.....................................    95,100      2,579,112
 NICOR, Inc............................................    14,200        649,650
 Phillips Petroleum Co.................................   115,400      6,794,752
 Royal Dutch Petroleum Co. ADR (Netherlands)...........   643,400     35,560,718
 Sunoco, Inc...........................................    23,500        837,305
 Unocal Corp...........................................    73,300      2,707,702
                                                                  --------------
                                                                     175,059,905
                                                                  --------------
Oil & Gas Exploration/Production -- 0.4%
 Conoco, Inc...........................................   192,357      5,347,525
 Devon Energy Corp.(b).................................    43,000      2,119,040
 Occidental Petroleum Corp.............................   116,700      3,499,833
                                                                  --------------
                                                                      10,966,398
                                                                  --------------
Oil & Gas Services -- 1.0%
 Apache Corp...........................................    42,310      2,431,979
 Baker Hughes, Inc.....................................   101,830      3,389,920
 BJ Services Co.(a)....................................    38,000      1,287,440
 Halliburton Co.(b)....................................   127,700      2,035,538
 Kinder Morgan, Inc.(b)................................    39,600      1,505,592
 McDermott International, Inc.(a)......................    20,700        167,670
 Nabors Industries, Ltd. (Barbados)(a).................    42,600      1,503,780
 Noble Corp.(a)........................................    40,600      1,567,160
 PG&E Corp.(a).........................................   117,500      2,102,075
 Rowan Cos., Inc.......................................    28,700        615,615
 Schlumberger Ltd.(b)..................................   178,200      8,286,300
 Transocean Sedco Forex, Inc...........................    93,433      2,910,438
                                                                  --------------
                                                                      27,803,507
                                                                  --------------
Precious Metals -- 0.3%
 Barrick Gold Corp.(b).................................   161,561      3,068,043
 Freeport-McMoRan Copper & Gold, Inc. (Class "B"
   Stock)(a)(b)........................................    44,200        788,970
 Newmont Mining Corp.(b)...............................   116,903      3,078,056
 Placer Dome, Inc......................................   104,000      1,165,840
                                                                  --------------
                                                                       8,100,909
                                                                  --------------

COMMON STOCKS                                                         Value
                                                         Shares      (Note 2)
(Continued)                                             --------- --------------
Railroads -- 0.5%
 Burlington Northern Sante Fe Corp.....................   121,426 $    3,642,780
 CSX Corp..............................................    62,612      2,194,551
 Norfolk Sothern Corp..................................   118,700      2,775,206
 Union Pacific Corp....................................    75,000      4,746,000
                                                                  --------------
                                                                      13,358,537
                                                                  --------------
Real Estate Investment Trust -- 0.3%
 Equity Office Properties Trust........................   122,900      3,699,290
 Equity Residential Properties Trust(b)................    85,600      2,461,000
 Simon Property Group, Inc.............................    32,000      1,178,880
                                                                  --------------
                                                                       7,339,170
                                                                  --------------
Restaurants -- 0.6%
 Darden Restaurants, Inc...............................    50,250      1,241,175
 McDonald's Corp.......................................   393,300     11,189,385
 Wendy's International, Inc.(b)........................    30,700      1,222,781
 Yum! Brands, Inc.(a)..................................    89,300      2,612,025
                                                                  --------------
                                                                      16,265,366
                                                                  --------------
Retail -- 7.6%
 Albertson's, Inc.(b)..................................   123,544      3,763,150
 AutoZone, Inc.(a).....................................    31,500      2,434,950
 Bed Bath & Beyond, Inc.(a)............................    88,600      3,343,764
 Best Buy Co., Inc.(a)(b)..............................    97,650      3,544,695
 Big Lots, Inc.(a).....................................    40,200        791,136
 Circuit City Stores, Inc..............................    66,200      1,241,250
 Costco Wholesale Corp.(a).............................   136,332      5,265,142
 CVS Corp..............................................   117,500      3,595,500
 Dillard's, Inc. (Class "A" Stock).....................    25,750        676,968
 Dollar General Corp...................................    96,203      1,830,743
 Family Dollar Stores, Inc.(b).........................    52,100      1,836,525
 Federated Department Stores, Inc.(a)(b)...............    58,800      2,334,360
 Gap, Inc. (The)(b)....................................   260,887      3,704,595
 Home Depot, Inc.......................................   714,519     26,244,283
 J.C. Penney Co., Inc.(b)..............................    76,600      1,686,732
 Kohl's Corp.(a).......................................   101,700      7,127,136
 Kroger Co. (The)(a)...................................   238,300      4,742,170
 Limited, Inc. (The)...................................   155,196      3,305,675
 Liz Claiborne, Inc....................................    31,800      1,011,240
 Lowe's Companies., Inc.(b)............................   235,300     10,682,620
 May Department Stores Co..............................    90,400      2,976,872
 Nordstrom, Inc........................................    43,300        980,745
 Office Depot, Inc.(a)(b)..............................    96,000      1,612,800
 Safeway, Inc.(a)......................................   144,600      4,220,874
 Sears, Roebuck & Co...................................    96,200      5,223,660
 Sherwin-Williams Co.(b)...............................    47,300      1,415,689
 Staples, Inc.(a)......................................   146,200      2,880,140
 Starbucks Corp.(a)....................................   112,400      2,793,140
 Supervalu, Inc........................................    39,000        956,670
 Target Corp...........................................   273,268     10,411,511
 Tiffany & Co.(b)......................................    43,300      1,524,160
 TJX Cos., Inc.........................................   165,600      3,247,416
 Toys 'R' Us, Inc.(a)..................................    61,250      1,070,037
 Wal-Mart Stores, Inc.................................. 1,348,300     74,169,983
 Walgreen Co...........................................   311,900     12,048,697
 Winn-Dixie Stores, Inc.(b)............................    42,900        668,811
                                                                  --------------
                                                                     215,363,839
                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B77

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


        COMMON STOCKS                                        Value
                                                Shares      (Note 2)
        (Continued)                            --------- --------------
        Rubber -- 0.1%
          B.F. Goodrich Co....................    31,800 $      868,776
          Cooper Tire & Rubber Co.............    23,800        489,090
          Goodyear Tire & Rubber Co...........    49,200        920,532
                                                         --------------
                                                              2,278,398
                                                         --------------
        Telecommunications -- 4.8%
          ADC Telecommunications, Inc.(a).....   262,400        600,896
          Alltel Corp.........................    92,200      4,333,400
          Andrew Corp.(a).....................    29,112        434,351
          AT&T Corp........................... 1,109,867     11,875,577
          AT&T Wireless Services, Inc.(a)(b)..   831,343      4,863,356
          BellSouth Corp......................   567,500     17,876,250
          CenturyTel, Inc.(b).................    43,100      1,271,450
          CIENA Corp.(a)(b)...................    91,000        381,290
          Citizens Communications Co.(a)(b)...    83,000        693,880
          Lucent Technologies, Inc.(a)(b)..... 1,060,105      1,759,774
          Motorola, Inc.......................   675,495      9,740,638
          Nextel Communications, Inc.
           (Class "A" Stock)(a)...............   252,600        810,846
          Nortel Networks Corp.(a)............   996,280      1,444,606
          QUALCOMM, Inc.(a)(b)................   235,000      6,460,150
          Qwest Communications International,
           Inc.(a)(b).........................   513,947      1,439,052
          SBC Communications, Inc............. 1,014,774     30,950,607
          Scientific-Atlanta, Inc.(b).........    52,800        868,560
          Sprint Corp.........................   272,200      2,888,042
          Sprint Corp. (PCS Group)(a)(b)......   306,200      1,368,714
          Tellabs, Inc.(a)....................   129,000        799,800
          Verizon Communications, Inc.........   823,438     33,061,036
                                                         --------------
                                                            133,922,275
                                                         --------------
        Textiles
          VF Corp.............................    32,236      1,263,974
                                                         --------------
        Tobacco -- 0.1%
          UST, Inc............................    48,900      1,662,600
                                                         --------------
        Toy Manufacturer -- 0.1%
          Hasbro, Inc.(b).....................    47,650        646,134
          Mattel, Inc.........................   131,481      2,771,619
                                                         --------------
                                                              3,417,753
                                                         --------------
        Trucking & Shipping -- 0.2%
          Federal Express Corp................    91,740      4,898,916
          Ryder System, Inc...................    20,600        558,054
                                                         --------------
                                                              5,456,970
                                                         --------------
        Utilities - Electric & Gas -- 0.4%
          Dynegy, Inc. (Class "A" Stock)(b)...   113,300        815,760
          Eelon Corp..........................    98,875      5,171,163
          KeySpan Corp.(b)....................    43,400      1,634,010
          NiSource, Inc.......................    61,300      1,338,179
          Progress Energy, Inc................    65,214      3,391,780
                                                         --------------
                                                             12,350,892
                                                         --------------
        Utilities - Electric -- 1.8%
          Allegheny Energy, Inc...............    35,200        906,400
          Ameren Corp.(b).....................    40,900      1,759,109

      COMMON STOCKS                                             Value
                                                   Shares      (Note 2)
      (Continued)                                 --------- --------------
      Utilities - Electric (cont'd.)
        American Electric Power Co., Inc.(b).....    99,640 $    3,987,593
        Calpine Corp.(a)(b)......................    95,000        667,850
        CMS Energy Corp.(b)......................    43,100        473,238
        Consolidated Edison, Inc.(b).............    66,600      2,780,550
        Constellation Energy Group...............    53,550      1,571,157
        Dominion Resources, Inc.(b)..............    80,442      5,325,260
        DTE Energy Co............................    48,700      2,173,968
        Duke Energy Co...........................   255,062      7,932,428
        Edison International(a)..................    95,900      1,630,300
        Entergy Corp.............................    68,000      2,885,920
        FirstEnergy Corp.........................    90,636      3,025,430
        FPL Group, Inc.(b).......................    54,700      3,281,453
        Mirant Corp.(a)..........................   119,030        868,919
        Public Service Enterprise Group, Inc.(b).    63,700      2,758,210
        Reliant Energy, Inc......................    90,610      1,531,309
        Southern Co.(b)..........................   210,400      5,764,960
        TECO Energy, Inc.(b).....................    40,700      1,007,325
                                                            --------------
                                                                50,331,379
                                                            --------------
      Waste Management -- 0.2%
        Allied Waste Industries, Inc.(a).........    68,000        652,800
        Waste Management, Inc.(b)................   187,030      4,872,131
                                                            --------------
                                                                 5,524,931
                                                            --------------
      TOTAL LONG-TERM INVESTMENTS
       (cost $2,308,107,387)...............................  2,753,322,514
                                                            --------------
      CONTINGENT VALUE OBLIGATION
      Utilities - Electric & Gas
        Progress Energy, Inc.(a)
         (cost $17,640)..........................    36,000              0
                                                            --------------

               SHORT-TERM INVESTMENTS -- 13.0%
               Commercial Paper -- 2.2%
                                                Principal
               Interest    Maturity    Moody's   Amount
                 Rate        Date      Rating     (000)
               --------   --------     -------  ---------
               American Electric Power,
                2.20%     07/19/02(c)    P-2     $20,000  19,978,000
               Phillips Petroleum Co.,
                2.03%     08/15/02(c)    P-2      22,000  21,944,313
                2.04%     08/28/02(c)    P-2      20,500  20,432,623
                                                          ----------
                                                          62,354,936
                                                          ----------
               U.S. Government Obligations -- 0.2%
                 United States Treasury Bills,
                  1.67%, 09/19/02(d).........      5,700   5,678,843
                                                          ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B78

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                    SHORT-TERM                                         Value
                                                         Shares       (Note 2)
                    INVESTMENTS (Continued)            ----------- --------------
                    Mutual Fund -- 10.6%
                    Prudential Core Investment Fund --
                     Taxable Money Market Series
                     (Note 4)(c)...................... 299,686,111 $  299,686,111
                                                                   --------------
                    TOTAL SHORT-TERM INVESTMENTS
                     (cost $367,719,890)..........................    367,719,890
                                                                   --------------
                    TOTAL INVESTMENTS -- 110.8%
                     (cost $2,675,827,277; Note 7)................  3,121,042,404
                                                                   --------------
                    VARIATION MARGIN ON OPEN FUTURES
                     CONTRACTS(e).................................       (107,350)
                    LIABILITIES IN EXCESS OF OTHER
                     ASSETS -- (10.8)%............................   (304,856,467)
                                                                   --------------
                    NET ASSETS -- 100.0%.......................... $2,816,078,587
                                                                   ==============

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   NV  Naamloze Vennootschap (Dutch Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $300,269,932; cash collateral $315,396,500 was received with which the portfolio purchased securities.

(c)Represents security or portion there of, purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Open futures contracts as of June 30, 2002 are as follows:

   Number of                  Expiration  Value at     Value at
   Contracts        Type         Date    Trade Date  June 30, 2002 Depreciation
--------------- ------------- ---------- ----------- ------------- ------------
Long Positions:
      226       S&P 500 Index  Sept 02   $58,074,826  $55,940,650  $(2,134,176)
                                                                   ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B79

                                ----------------
                                VALUE PORTFOLIO
                                ----------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



       LONG-TERM INVESTMENTS -- 96.4%                         Value
                                                 Shares      (Note 2)
       COMMON STOCKS -- 96.2%                   --------- --------------
       Advertising -- 0.7%
         Lamar Advertising Co.(a)..............   287,100 $   10,682,991
                                                          --------------
       Aerospace & Defense -- 2.0%
         Boeing Co.............................    88,552      3,984,840
         Honeywell International, Inc..........   233,300      8,219,159
         Northrop Grumman Corp.(b).............    52,500      6,562,500
         Raytheon Co...........................   144,000      5,868,000
         United Technologies Corp..............    98,400      6,681,360
                                                          --------------
                                                              31,315,859
                                                          --------------
       Airlines -- 0.9%
         AMR Corp.(a)..........................    69,000      1,163,340
         Continental Airlines, Inc.
          (Class "B" Stock)(a).................   356,700      5,628,726
         Delta Air Lines, Inc..................   326,300      6,526,000
                                                          --------------
                                                              13,318,066
                                                          --------------
       Auto Components -- 0.1%
         Johnson Controls, Inc.................    22,600      1,844,386
                                                          --------------
       Automobiles -- 0.8%
         Ford Motor Co.........................   162,800      2,604,800
         Navistar International Corp...........   294,800      9,433,600
                                                          --------------
                                                              12,038,400
                                                          --------------
       Banks -- 4.5%
         Bank of America Corp..................   377,300     26,546,828
         Comerica, Inc.........................   129,000      7,920,600
         FleetBoston Financial Corp............   186,800      6,042,980
         Mellon Financial Corp.................    83,500      2,624,405
         PNC Financial Services Group..........   148,400      7,758,352
         Washington Mutual, Inc................   140,200      5,202,822
         Wells Fargo & Co......................   280,900     14,061,854
                                                          --------------
                                                              70,157,841
                                                          --------------
       Chemicals -- 2.2%
         Dow Chemical Co.......................   299,500     10,296,810
         Eastman Chemical Co...................    85,952      4,031,149
         IMC Global, Inc.(b)...................   539,000      6,737,500
         Lyondell Chemical Co.(b)..............   617,800      9,328,780
         Praxair, Inc..........................    71,150      4,053,415
                                                          --------------
                                                              34,447,654
                                                          --------------
       Commercial Services & Supplies -- 0.7%
         Waste Management, Inc.................   395,800     10,310,590
                                                          --------------
       Communications Equipment -- 1.0%
         3Com Corp.(a)......................... 1,761,600      7,751,040
         Cisco Systems, Inc.(a)................   158,000      2,204,100
         Lucent Technologies, Inc.(a)..........   419,100        695,706
         Motorola, Inc.........................   301,000      4,340,420
         Nortel Networks Corp. (Canada)........   180,900        262,305
                                                          --------------
                                                              15,253,571
                                                          --------------
       Computers & Peripherals -- 1.6%
         Dell Computer Corp.(a)................    46,200      1,207,668
         EMC Corp.(a)..........................   522,700      3,946,385
         Hewlett-Packard Co.................... 1,066,050     16,289,244
         International Business Machines Corp..    27,500      1,980,000
         Sun Microsystems, Inc.(a).............   203,222      1,018,142
                                                          --------------
                                                              24,441,439
                                                          --------------

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                            --------- ------------
         Construction & Engineering -- 0.4%
           McDermott International, Inc.(a)....   708,800 $  5,741,280
                                                          ------------
         Diversified Consumer Products -- 0.2%
           Fortune Brands, Inc.................    52,200    2,923,200
                                                          ------------
         Diversified Financials -- 12.0%
           A.G. Edwards, Inc...................   211,800    8,232,666
           American Express Co.................   395,800   14,375,456
           Capital One Financial Corp..........   146,600    8,949,930
           Citigroup, Inc...................... 1,108,700   42,962,125
           Fannie Mae..........................   185,500   13,680,625
           Freddie Mac.........................   198,900   12,172,680
           Goldman Sachs Group, Inc. (The).....   116,000    8,508,600
           J.P. Morgan Chase & Co..............   367,500   12,465,600
           Legg Mason, Inc.....................   124,000    6,118,160
           Lehman Brothers Holdings, Inc.(b)...   382,200   23,895,144
           Merrill Lynch & Co., Inc............   509,920   20,651,760
           Morgan Stanley Dean Witter & Co.....   142,000    6,117,360
           Principal Financial Group,
            Inc. (The)(a)......................   295,600    9,163,600
                                                          ------------
                                                           187,293,706
                                                          ------------
         Diversified Telecommunication Services -- 6.2%
           ALLTEL Corp.........................   308,300   14,490,100
           AT&T Corp...........................   811,900    8,687,330
           BellSouth Corp......................   679,360   21,399,840
           General Motors Corp.
            (Class "H" Stock)(a)...............   254,200    2,643,680
           SBC Communications, Inc.............   795,430   24,260,615
           Verizon Communications, Inc.........   623,300   25,025,495
                                                          ------------
                                                            96,507,060
                                                          ------------
         Electric Utilities -- 3.4%
           American Electric Power Co., Inc....   143,800    5,754,876
           Cinergy Corp........................    45,100    1,623,149
           Constellation Energy Group, Inc.....    57,300    1,681,182
           Duke Energy Corp....................   343,330   10,677,563
           Exelon Corp.........................   123,300    6,448,590
           FPL Group, Inc......................   126,900    7,612,731
           NiSource, Inc.(b)...................   265,800    5,802,414
           PG&E Corp.(a).......................   240,500    4,302,545
           Pinnacle West Capital Corp..........    52,500    2,073,750
           TXU Corp............................   120,700    6,222,085
                                                          ------------
                                                            52,198,885
                                                          ------------
         Electrical Equipment -- 0.8%
           Emerson Electric Co.................   126,300    6,758,313
           Harris Corp.(b).....................   149,900    5,432,376
                                                          ------------
                                                            12,190,689
                                                          ------------
         Electronic Equipment & Instruments -- 2.5%
           Amphenol Corp. (Class "A" Stock)(a).   185,400    6,674,400
           Arrow Electronics, Inc.(a)(b).......   391,000    8,113,250
           Avnet, Inc..........................   275,000    6,047,250
           Ingram Micro, Inc.
            (Class "A" Stock)(a)...............   775,100   10,657,625
           Solectron Corp.(a)(b)............... 1,219,300    7,498,695
                                                          ------------
                                                            38,991,220
                                                          ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B80

                          ----------------------------
                          VALUE PORTFOLIO (Continued)
                          ----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                                --------- ------------
       Energy Equipment & Services -- 3.2%
         Baker Hughes, Inc.......................   134,600 $  4,480,834
         ENSCO International, Inc................   606,900   16,544,094
         FMC Technologies, Inc.(a)...............   168,400    3,495,984
         GlobalSantaFe Corp.(b)..................   437,100   11,954,685
         Schlumberger, Ltd.......................   108,900    5,063,850
         Weatherford International, Ltd.(b)......   178,900    7,728,480
                                                            ------------
                                                              49,267,927
                                                            ------------
       Food & Beverages -- 2.8%
         Anheuser-Busch Cos., Inc................   222,000   11,100,000
         ConAgra Foods, Inc.(b)..................   604,700   16,719,955
         General Mills, Inc......................   119,900    5,285,192
         Sara Lee Corp...........................   501,550   10,351,992
                                                            ------------
                                                              43,457,139
                                                            ------------
       Gas Utilities -- 2.4%
         El Paso Corp.(b)........................ 1,092,500   22,516,425
         Sempra Energy...........................   669,300   14,811,609
                                                            ------------
                                                              37,328,034
                                                            ------------
       Healthcare Equipment & Supplies -- 0.4%
         Baxter International, Inc...............   156,830    6,971,094
                                                            ------------
       Healthcare Providers & Services -- 3.0%
         Anthem, Inc.(a)(b)......................   181,500   12,247,620
         HCA-The Healthcare Co...................   439,500   20,876,250
         Health Management Associates, Inc.(a)...   202,600    4,082,390
         Humana, Inc.(a).........................   424,300    6,631,809
         Tenet Healthcare Corp.(a)...............    48,200    3,448,710
                                                            ------------
                                                              47,286,779
                                                            ------------
       Hotels Restaurants & Leisure -- 1.4%
         Harrah's Entertainment, Inc.(a).........   106,300    4,714,405
         McDonald's Corp.........................   304,100    8,651,645
         Starwood Hotels & Resorts
          Worldwide Inc..........................   135,700    4,463,173
         Wendy's International, Inc..............   105,600    4,206,048
                                                            ------------
                                                              22,035,271
                                                            ------------
       Household Products -- 0.7%
         Colgate-Palmolive Co....................   124,500    6,231,225
         Kimberly-Clark Corp.....................    48,100    2,982,200
         Procter & Gamble Co.....................    25,600    2,286,080
                                                            ------------
                                                              11,499,505
                                                            ------------
       Industrial Conglomerates -- 0.9%
         General Electric Co.....................   409,000   11,881,450
         Textron, Inc............................    43,400    2,035,460
                                                            ------------
                                                              13,916,910
                                                            ------------
       Insurance -- 7.8%
         Allstate Corp.(b).......................   403,500   14,921,430
         American International Group, Inc.......   223,000   15,215,290
         Chubb Corp..............................    44,500    3,150,600
         Hartford Financial Services Group, Inc..   363,600   21,623,292
         Lincoln National Corp...................   286,500   12,033,000
         Loews Corp..............................   195,400   10,354,246
         Marsh & McLennan Cos., Inc..............    73,400    7,090,440
         St. Paul Cos., Inc......................   328,200   12,773,544
         Travelers Property Casualty Corp.
          (Class "A" Stock)(a)...................   402,600    7,126,020
         XL Capital, Ltd. (Class "A" Stock)(b)...   198,000   16,770,600
                                                            ------------
                                                             121,058,462
                                                            ------------

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        IT Consulting & Services -- 0.1%
          Electronic Data Systems Corp.........     7,500 $      278,625
          KPMG Consulting, Inc.(a).............   110,300      1,639,058
                                                          --------------
                                                               1,917,683
                                                          --------------
        Leisure Equipment & Products -- 0.5%
          Brunswick Corp.......................    77,400      2,167,200
          Mattel, Inc..........................   251,300      5,297,404
                                                          --------------
                                                               7,464,604
                                                          --------------
        Machinery -- 1.1%
          Deere & Co...........................    40,700      1,949,530
          Eaton Corp...........................    12,700        923,925
          Illinois Tool Works, Inc.............    85,700      5,853,310
          Ingersoll-Rand Co. (Class "A" Stock)
           (Bermuda)...........................   175,800      8,027,028
                                                          --------------
                                                              16,753,793
                                                          --------------
        Marine -- 0.6%
          General Maritime Corp.(a)............   292,500      2,808,000
          Teekay Shipping Corp. (Bahamas)(b)...   173,600      6,407,576
                                                          --------------
                                                               9,215,576
                                                          --------------
        Media -- 3.5%
          AOL Time Warner, Inc.(a).............   284,600      4,186,466
          Gannett Co., Inc.....................    53,900      4,091,010
          Interpublic Group of Cos., Inc.......   133,700      3,310,412
          Liberty Media Corp.
           (Class "A" Stock)(a)................   444,100      4,441,000
          McGraw-Hill Cos., Inc................   132,200      7,892,340
          New York Times Co. (The)
           (Class "A" Stock)...................   256,200     13,194,300
          Viacom, Inc. (Class "B" Stock)(a)....   402,900     17,876,673
                                                          --------------
                                                              54,992,201
                                                          --------------
        Metals & Mining -- 1.8%
          Alcoa, Inc.(a).......................   382,000     12,663,300
          Freeport-McMoRan Copper & Gold,
           Inc. (Class "B" Stock)(a)(b)........   469,200      8,375,220
          Stillwater Mining Co.(a).............   393,300      6,402,924
                                                          --------------
                                                              27,441,444
                                                          --------------
        Office Electronics -- 0.9%
          Xerox Corp.(a)(b).................... 1,932,800     13,471,616
                                                          --------------
        Oil & Gas -- 6.3%
          Amerada Hess Corp....................    73,300      6,047,250
          Anadarko Petroleum Corp..............    41,600      2,050,880
          ChevronTexaco Corp...................   123,000     10,885,500
          Conoco, Inc..........................   385,800     10,725,240
          Exxon Mobil Corp.....................   403,700     16,519,404
          Kerr-McGee Corp......................    62,700      3,357,585
          Occidental Petroleum Corp............   294,800      8,841,052
          Premcor, Inc.(a).....................    59,600      1,532,912
          Sunoco, Inc..........................    99,800      3,555,874
          Talisman Energy, Inc. (Canada)(b)....   376,700     17,008,005
          TotalFinaElf SA, ADR (France)........   135,000     10,921,500
          Unocal Corp..........................    62,500      2,308,750
          Valero Energy Corp...................    72,000      2,694,240
          Williams Cos., Inc...................   273,000      1,635,270
                                                          --------------
                                                              98,083,462
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B81

                          ----------------------------
                          VALUE PORTFOLIO (Continued)
                          ----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                 Value
                                                    Shares      (Note 2)
     COMMON STOCKS (Continued)                     --------- --------------
     Paper & Forest Products -- 4.7%
      Boise Cascade Corp..........................   269,900 $    9,319,647
      Georgia-Pacific Group(b)....................   373,400      9,178,172
      International Paper Co......................   361,400     15,749,812
      MeadWestvaco Corp...........................    78,282      2,627,144
      Temple-Inland, Inc.(b)......................   394,900     22,848,914
      Weyerhaeuser Co.............................   212,500     13,568,125
                                                             --------------
                                                                 73,291,814
                                                             --------------
     Pharmaceuticals -- 2.6%
      Abbott Laboratories.........................   127,300      4,792,845
      Johnson & Johnson...........................    31,700      1,656,642
      Merck & Co., Inc............................   131,900      6,679,416
      Pfizer, Inc.................................   404,300     14,150,500
      Pharmacia Corp..............................   101,200      3,789,940
      Wyeth.......................................   175,742      8,997,991
                                                             --------------
                                                                 40,067,334
                                                             --------------
     Railroads -- 0.3%
      Union Pacific Corp..........................    72,000      4,556,160
                                                             --------------
     Real Estate Investment Trust -- 1.4%
      Avalonbay Communities, Inc..................   133,900      6,253,130
      Boston Properties, Inc.(b)..................   245,900      9,823,705
      Equity Office Properties Trust..............   172,660      5,197,066
                                                             --------------
                                                                 21,273,901
                                                             --------------
     Retail -- 3.9%
      Circuit City Stores-Circuit City Group......   393,200      7,372,500
      Costco Wholesale Corp.(a)...................   208,300      8,044,546
      Federated Department Stores, Inc.(a)........   379,900     15,082,030
      Home Depot, Inc.............................   191,400      7,030,122
      May Department Stores Co....................   111,600      3,674,988
      Target Corp.................................   171,700      6,541,770
      Toys 'R' Us, Inc.(a)........................   725,500     12,674,485
                                                             --------------
                                                                 60,420,441
                                                             --------------
     Semiconductor Equipment & Products -- 1.3%
      Agere Systems, Inc. (Class "A" Stock)(b)....   426,400        596,960
      Agere Systems, Inc. (Class "B" Stock)(b).... 4,049,800      6,074,700
      Analog Devices, Inc.(a).....................    53,800      1,597,860
      Intel Corp..................................    98,200      1,794,114
      LSI Logic Corp.(a)..........................   327,800      2,868,250
      National Semiconductor Corp.(a)(b)..........   213,400      6,224,878
      Texas Instruments, Inc......................    79,500      1,884,150
                                                             --------------
                                                                 21,040,912
                                                             --------------

                                                             Value
       COMMON STOCKS                           Shares       (Note 2)
       (Continued)                           ----------- --------------
       Software -- 2.4%
         BMC Software, Inc.(a)..............     539,200 $    8,950,720
         Microsoft Corp.(a).................     187,200     10,239,840
         Synopsys, Inc.(a)..................     330,100     18,092,781
                                                         --------------
                                                             37,283,341
                                                         --------------
       Textiles & Apparel -- 0.3%
         Jones Apparel Group, Inc.(a).......     114,900      4,308,750
                                                         --------------
       Tobacco -- 1.9%
         Loews Corp. -- Carolina Group......     336,800      9,110,440
         Philip Morris Co., Inc.............     460,000     20,092,800
                                                         --------------
                                                             29,203,240
                                                         --------------
       TOTAL COMMON STOCKS
         (cost $1,562,114,058)........................    1,493,264,230
                                                         --------------
       PREFERRED STOCKS -- 0.2%
       Oil & Gas
         Williams Cos., Inc., 9.00%
          (cost $6,927,500).................     277,100      3,485,918
                                                         --------------
       TOTAL LONG-TERM INVESTMENTS
         (cost $1,569,041,558)........................    1,496,750,148
                                                         --------------
       SHORT-TERM INVESTMENTS -- 11.7%
       Mutual Fund -- 10.7%
         Prudential Core Investment Fund --
          Taxable Money Market Series(c),
          (Note 4).......................... 166,673,324    166,673,324
                                                         --------------

                                              Principal
                                               Amount
                                                (000)
                                             -----------
       Repurchase Agreements -- 1.0%
       Joint Repurchase Agreement Account,
        1.95%, 07/01/02 (Note 5)............     $ 4,964      4,964,000
       State Street Bank & Trust Co.,
        1.25%, 07/01/02(d)..................      10,345     10,344,612
                                                         --------------
                                                             15,308,612
                                                         --------------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $181,981,936).............................    181,981,936
                                                         --------------
       TOTAL INVESTMENTS -- 108.1%
        (cost $1,751,023,494; Note 7)...................  1,678,732,084
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (8.1)%................................   (125,323,647)
                                                         --------------
       NET ASSETS -- 100.0%............................. $1,553,408,436
                                                         ==============

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $135,629,494; cash collateral $143,157,046 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)State Street Bank & Trust Company Repurchase Agreement, repurchase price $10,345,690 due 07/01/02. The value of the collateral including accrued interest was $10,554,574.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B82

                     NOTES TO THE FINANCIAL STATEMENTS OF
                 THE PRUDENTIAL SERIES FUND, INC. (Unaudited)

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock: Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio (formerly known as Prudential Jennison Portfolio), Jennison 20/20 Focus Portfolio (formerly known as 20/20 Focus Portfolio), Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Core Equity Portfolio (formerly known as SP AIM Growth and Income Portfolio), SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid-Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio, Stock Index Portfolio, Value Portfolio and Zero Coupon Bond Portfolio 2005.

       The Portfolios of the Series Fund have the following as investment objectives:

       Conservative Balanced Portfolio: Total return consistent with a conservatively managed diversified portfolio by investing in money market instruments, bonds and common stocks of both established and smaller companies.

       Diversified Bond Portfolio: High level of income over the long-term while providing reasonable safety of capital by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

       Diversified Conservative Growth Portfolio: Current income and capital appreciation by investing primarily in fixed income and equity securities.

       Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established companies.

       Flexible Managed Portfolio: High total return by investing in money market instruments, bonds and common stocks.

       Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

       Government Income Portfolio: High level of income over the long-term by investing primarily in intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies, mortgage-backed securities and foreign government securities.

       High Yield Bond Portfolio: High total return by investing primarily in noninvestment-grade bonds.

       Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies that the Portfolio manager believes offer above-average growth prospects.

       Jennison 20/20 Focus Portfolio: Long-term growth of capital by investing primarily in securities of U.S. companies.

       Money Market Portfolio: Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S government and its agencies that generally mature in 13 months or less. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

                                      C1

       Natural Resources Portfolio: Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

       Small Capitalization Stock Portfolio: Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor's Small Capitalization Stock Index (the "S&P 600 SmallCap Index") by investing primarily in stocks of the S&P 600 SmallCap Index.

       SP Aggressive Growth Asset Allocation Portfolio: Capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP AIM Aggressive Growth Portfolio: Long-term growth of capital by investing primarily in the common stock of companies whose earnings the Portfolio's managers expect to grow more than 15% per year.

       SP AIM Core Equity Portfolio: Growth of capital with a secondary objective of current income by investing primarily in securities of established companies that have long-term above-average growth in earnings and dividends and growth companies that have the potential for above-average growth in earnings and dividends.

       SP Alliance Large Cap Growth Portfolio: Growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in equity securities of U.S. companies.

       SP Alliance Technology Portfolio: Growth of capital by investing primarily in securities of companies that use technology extensively in the development of new or improved products and processes.

       SP Balanced Asset Allocation Portfolio: Provide balance between current income and growth of capital by investing in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity Portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Conservative Asset Allocation Portfolio: Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Davis Value Portfolio: Capital growth through investments primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

       SP Deutsche International Equity Portfolio: Long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the United States.

       SP Growth Asset Allocation Portfolio: Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity Portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP INVESCO Small Company Growth Portfolio: Long-term capital growth by investing mostly in small-capitalization companies with market capitalizations under $2 billion.

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

       SP Large Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with large market capitalization (over $1 billion).

       SP MFS Capital Opportunities Portfolio: Capital appreciation by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

       SP MFS Mid-Cap Growth Portfolio: Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks convertible securities and depository receipts for those securities.

       SP PIMCO High Yield Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of high yield securities rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by Pacific Investment Management Company ("PIMCO") to be of comparable quality.

                                      C2

       SP PIMCO Total Return Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

       SP Prudential U.S. Emerging Growth Portfolio: Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies with the potential for above-average growth.

       SP Small/Mid-Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

       SP Strategic Partners Focused Growth Portfolio: Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

       Value Portfolio: Capital appreciation by investing in common stocks that are undervalued.

       Zero Coupon Bond Portfolio 2005: Highest predictable compound investment return by investing primarily in debt obligations of the U.S. Treasury and corporations, issued without interest coupons or stripped of their interest coupons. The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolio to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Securities listed on an exchange or NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation, or if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Securities of asset allocation portfolios are valued at the net asset value per share of each underlying Portfolio. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments LLC ("PI"), under the direction of the Series Fund's Board of Directors.

       The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in 60 days or more are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

       The High Yield Bond Portfolio, the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio, the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio at June 30, 2002 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

                                      C3

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

       (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain
       (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on

                                      C4
       purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain
       (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. The Portfolio may bear the risk of delay in recovery of, or even loss of right in, the securities loaned should the borrower of the securities fail financially. The Portfolio receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain (loss) in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the six months ended June 30, 2002, PSI has been compensated by the following amounts:

                 Conservative Balanced Portfolio..... $151,159
                 Diversified Bond Portfolio..........  136,273
                 Flexible Managed Portfolio..........  170,574
                 Global Portfolio....................  132,806
                 Government Income Portfolio.........   37,592
                 High Yield Bond Portfolio...........   76,168
                 Jennison Portfolio..................   12,806
                 Small Capitalization Stock Portfolio   51,433
                 Stock Index Portfolio...............  132,992
                 Value Portfolio.....................   67,967
                                                      --------
                                                      $969,770
                                                      ========

       Swaps: Certain portfolios of the Series Fund may enter into interest rate and total return swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain
       (loss) is included in net unrealized appreciation (depreciation) on investments. Gain (loss) is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gain (loss) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Expenses are

                                      C5
       recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level. The only expense charged to SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio is a management fee. All other expenses attributable to these Portfolios are borne by PI, the Portfolios' investment advisor (see note 3).

       For Portfolio's with multiple classes of shares, net investment income
       (loss), other than administration and distribution fees, and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. The Diversified Bond, Government Income, High Yield, SP PIMCO High Yield, SP PIMCO Total Return and Zero Coupon Bond Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 3: Agreements

       The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ("PIM"), Jennison Associates LLC ("Jennison"), AIM Capital Management, Inc. ("AIM"), Alliance Capital Management, LP ("Alliance"), Davis Selected Advisers, LP ("Davis"), Victory Capital Management ("Victory"), GE Asset Management ("GEAM"), Salomon Brothers Asset Management ("Salomon"), Deutsche Asset Management, Inc. ("Deutsche"), INVESCO Funds Group, Inc. ("INVESCO"), Fidelity Management & Research Company ("Fidelity"), Massachusetts Financial Services Company ("MFS"), Pacific Investment Management Company LLC ("PIMCO"), EARNEST Partners LLC ("EARNEST") and Franklin Advisers, Inc. ("Franklin") (collectively, the "Subadvisers"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

       The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                            Portfolio                 Management Fee
                            ---------                 --------------
            Conservative Balanced Portfolio..........      0.55%
            Diversified Bond Portfolio...............      0.40
            Diversified Conservative Growth Portfolio      0.75
            Equity Portfolio.........................      0.45
            Flexible Managed Portfolio...............      0.60

                                      C6

                            Portfolio                    Management Fee
                            ---------                    --------------
         Global Portfolio...............................      0.75%
         Government Income Portfolio....................      0.40
         High Yield Bond Portfolio......................      0.55
         Jennison Portfolio.............................      0.60
         Jennison 20/20 Focus Portfolio.................      0.75
         Money Market Portfolio.........................      0.40
         Natural Resources Portfolio....................      0.45
         Small Capitalization Stock Portfolio...........      0.40
         SP Aggressive Growth Asset Allocation Portfolio      0.05
         SP AIM Aggressive Growth Portfolio.............      0.95
         SP AIM Core Equity Portfolio...................      0.85
         SP Alliance Large Cap Growth Portfolio.........      0.90
         SP Alliance Technology Portfolio...............      1.15
         SP Balanced Asset Allocation Portfolio.........      0.05
         SP Conservative Asset Allocation Portfolio.....      0.05
         SP Davis Value Portfolio.......................      0.75
         SP Deutsche International Equity Portfolio.....      0.90
         SP Growth Asset Allocation Portfolio...........      0.05
         SP INVESCO Small Company Growth Portfolio......      0.95
         SP Jennison International Growth Portfolio.....      0.85
         SP Large Cap Value Portfolio...................      0.80
         SP MFS Capital Opportunities Portfolio.........      0.75
         SP MFS Mid-Cap Growth Portfolio................      0.80
         SP PIMCO High Yield Portfolio..................      0.60
         SP PIMCO Total Return Portfolio................      0.60
         SP Prudential U.S. Emerging Growth Portfolio...      0.60
         SP Small/Mid-Cap Value Portfolio...............      0.90
         SP Strategic Partners Focused Growth Portfolio.      0.90
         Stock Index Portfolio..........................      0.35
         Value Portfolio................................      0.40
         Zero Coupon Bond Portfolio 2005................      0.40

       The Subadvisers provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

                 Portfolio                            Subadviser(s)
                 ---------                  ----------------------------------
 Conservative Balanced Portfolio........... PIM
 Diversified Bond Portfolio................ PIM
 Diversified Conservative Growth Portfolio. EARNEST, Franklin, Jennison, PIMCO
 Equity Portfolio.......................... Jennison, GEAM, Salomon
 Flexible Managed Portfolio................ PIM
 Global Portfolio.......................... Jennison
 Government Income Portfolio............... PIM
 High Yield Bond Portfolio................. PIM
 Money Market Portfolio.................... PIM
 Jennison Portfolio........................ Jennison
 Jennison 20/20 Focus Portfolio............ Jennison
 Natural Resources Portfolio............... Jennison
 Small Capitalization Stock Portfolio...... PIM
 SP AIM Aggressive Growth Portfolio........ AIM
 SP AIM Core Equity Portfolio.............. AIM
 SP Alliance Large Cap Growth Portfolio.... Alliance
 SP Alliance Technology Portfolio.......... Alliance
 SP Davis Value Portfolio.................. Davis
 SP Deutsche International Equity Portfolio Deutsche
 SP INVESCO Small Company Growth Portfolio. INVESCO
 SP Jennison International Growth Portfolio Jennison

                                      C7

                     Portfolio                           Subadviser(s)
                     ---------                    ---------------------------
   SP Large Cap Value Portfolio.................. Fidelity
   SP MFS Capital Opportunities Portfolio........ MFS
   SP MFS Mid-Cap Growth Portfolio............... MFS
   SP PIMCO High Yield Portfolio................. PIMCO
   SP PIMCO Total Return Portfolio............... PIMCO
   SP Prudential U.S. Emerging Growth Portfolio.. Jennison
   SP Small/Mid-Cap Value Portfolio.............. Fidelity
   SP Strategic Partners Focused Growth Portfolio Alliance, Jennison
   Stock Index Portfolio......................... PIM
   Value Portfolio............................... Jennison, Deutsche, Victory
   Zero Coupon Bond Portfolio 2005............... PIM

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of the Class II shares.

       PI has agreed to reimburse each Portfolio (other than the Diversified Conservative Growth, Jennison 20/20 Focus, Global, SP Aggressive Growth Asset Allocation, SP Balanced Asset Allocation, SP Conservative Asset Allocation and SP Growth Asset Allocation Portfolios), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                                    Class I      Class II
                     Portfolio                   Expense limit Expense limit
                     ---------                   ------------- -------------
    Conservative Balanced Portfolio.............     0.75%          N/A
    Diversified Bond Portfolio..................     0.75           N/A
    Equity Portfolio............................     0.75          1.15%
    Flexible Managed Portfolio..................     0.75           N/A
    Government Income Portfolio.................     0.75           N/A
    High Yield Bond Portfolio...................     0.75           N/A
    Jennison Portfolio..........................     0.75          1.15
    Money Market Portfolio......................     0.75           N/A
    Natural Resources Portfolio.................     0.75           N/A
    Small Capitalization Stock Portfolio........     0.75           N/A
    SP AIM Aggressive Growth Portfolio..........     1.07           N/A
    SP AIM Core Equity Portfolio................     1.00           N/A
    SP Alliance Large Cap Growth Portfolio......     1.10           N/A
    SP Alliance Technology Portfolio............     1.30           N/A
    SP Davis Value Portfolio....................     0.83           N/A
    SP Deutsche International Equity Portfolio..     1.10           N/A
    SP INVESCO Small Company Growth Portfolio...     1.15           N/A
    SP Jennison International Growth Portfolio..     1.24          1.64
    SP Large Cap Value Portfolio................     0.90           N/A
    SP MFS Capital Opportunities Portfolio......     1.00           N/A
    SP MFS Mid-Cap Growth Portfolio.............     1.00           N/A
    SP PIMCO High Yield Portfolio...............     0.82           N/A
    SP PIMCO Total Return Portfolio.............     0.76           N/A
    SP Prudential U.S. Emerging Growth Portfolio     0.90          1.30
    SP Small/Mid-Cap Value Portfolio............     1.05           N/A

                                      C8

                                                     Class I      Class II
                     Portfolio                    Expense limit Expense limit
                     ---------                    ------------- -------------
   SP Strategic Partners Focused Growth Portfolio     1.01%         1.41%
   Stock Index Portfolio.........................     0.75           N/A
   Value Portfolio...............................     0.75          1.15
   Zero Coupon Bond Portfolio 2005...............     0.75           N/A

       N/A - Not applicable - Portfolio does not currently have Class II shares.

       PIMS, PI, PIM, PSI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

       The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with a group of banks. For the six months ended June 30, 2002, the amount of the commitment was $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2002.

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expense paid to nonaffiliates. During the six months ended June 30, 2002, the Series Fund incurred fees for the services of PMFS and as of June 30, 2002 fees were due to PMFS as follows:

                                              Amount Incurred
                                                  for the       Amount Due
                                              Six Months Ended     as of
                   Portfolio                   June 30, 2002   June 30, 2002
                   ---------                  ---------------- -------------
   Conservative Balanced Portfolio...........      $1,500          $200
   Diversified Bond Portfolio................       1,800           300
   Diversified Conservative Growth Portfolio.         300           100
   Equity Portfolio..........................       2,700           500
   Flexible Managed Portfolio................       1,500           200
   Global Portfolio..........................       2,700           400
   Government Income Portfolio...............       1,000           200
   High Yield Bond Portfolio.................       1,700           300
   Jennison Portfolio........................       3,700           600
   Jennison 20/20 Focus Portfolio............         600           100
   Money Market Portfolio....................       2,900           500
   Natural Resources Portfolio...............         900           200
   Small Capitalization Stock Portfolio......       1,400           200
   SP AIM Aggressive Growth Portfolio........       1,300           200
   SP AIM Core Equity Portfolio..............       1,400           200
   SP Alliance Large Cap Growth Portfolio....       1,700           300
   SP Alliance Technology Portfolio..........       1,200           200
   SP Davis Value Portfolio..................       1,800           300
   SP Deutsche International Equity Portfolio       1,700           300
   SP INVESCO Small Company Growth Portfolio.       1,600           300
   SP Jennison International Growth Portfolio       2,600           400
   SP Large Cap Value Portfolio..............       1,700           300
   SP MFS Capital Opportunities Portfolio....       1,500           200
   SP MFS Mid-Cap Growth Portfolio...........       1,900           300
   SP PIMCO High Yield Portfolio.............       1,700           300

                                      C9

                                                Amount Incurred
                                                    for the       Amount Due
                                                Six Months Ended     as of
                   Portfolio                     June 30, 2002   June 30, 2002
                   ---------                    ---------------- -------------
 SP PIMCO Total Return Portfolio...............     $ 2,000         $  300
 SP Prudential U.S. Emerging Growth Portfolio..       2,000            400
 SP Small/Mid-Cap Value Portfolio..............       2,000            300
 SP Strategic Partners Focused Growth Portfolio       1,500            200
 Stock Index Portfolio.........................       2,900            500
 Value Portfolio...............................       2,700            500
 Zero Coupon Bond Portfolio 2005...............         400            100
                                                    -------         ------
                                                    $56,300         $9,400
                                                    =======         ======

       For the six months ended June 30, 2002, PSI earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

                             Portfolio             Commissions
                             ---------             -----------
                  Equity Portfolio................  $ 15,021
                  Jennison Portfolio..............   132,071
                  SP AIM Core Equity Portfolio....        85
                  SP Alliance Technology Portfolio        25
                  SP Davis Value Portfolio........     1,250
                                                    --------
                                                    $148,452
                                                    ========

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended June 30, 2002, the following Portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

                                                            Securities Lending
                                                   Cash         Collateral
                   Portfolio                    Investment      Investment
                   ---------                    ----------- ------------------
  Conservative Balanced Portfolio..............          --     $  296,913
  Diversified Bond Portfolio................... $ 2,301,045        381,517
  Diversified Conservative Growth Portfolio....      30,497             --
  Equity Portfolio.............................   1,364,908             --
  Flexible Managed Portfolio...................  10,345,177      1,889,728
  Global Portfolio.............................     318,251        120,966
  Government Income Portfolio..................   1,077,732        970,454
  High Yield Portfolio.........................     349,452      1,058,135
  Jennison Portfolio...........................     512,246             --
  Jennison 20/20 Focus Portfolio...............      54,087             --
  Natural Resources Portfolio..................      39,279             --
  Small Capitalization Stock Portfolio.........          --        178,743
  SP Jennison International Growth Portfolio...      75,352             --
  Stock Index Portfolio........................     657,209      2,196,729
  Value Portfolio..............................     812,818         37,488

                                      C10

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $91,477,000 as of June 30, 2002. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                          Principal  Percentage
                       Portfolio                           Amount     Interest
                       ---------                         ----------- ----------
 Diversified Conservative Growth Portfolio.............. $ 9,270,000    10.13%
 Equity Portfolio.......................................  35,416,000    38.72
 Small Capitalization Stock Portfolio...................   2,039,000     2.23
 SP Alliance Large Cap Growth Portfolio.................   2,413,000     2.64
 SP Alliance Technology Portfolio.......................     318,000     0.35
 SP INVESCO Small Company Growth Portfolio..............   1,770,000     1.93
 SP Large Cap Value Portfolio...........................   2,647,000     2.89
 SP MFS Capital Opportunities Portfolio.................     343,000     0.37
 SP MFS Mid-Cap Growth Portfolio........................   1,603,000     1.75
 SP PIMCO High Yield Portfolio..........................   2,337,000     2.55
 SP PIMCO Total Return Portfolio........................  26,901,000    29.42
 SP Small/Mid-Cap Value Portfolio.......................   1,146,000     1.25
 SP Strategic Partners Focused Growth Portfolio.........     310,000     0.34
 Value Portfolio........................................   4,964,000     5.43
                                                         -----------   ------
                                                         $91,477,000   100.00%
                                                         ===========   ======

       As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

       Bank of America, 1.95%, in the principal amount of $23,000,000, repurchase price $23,001,246, due 07/01/2002. The value of the collateral including accrued interest was $23,460,000.

       Greenwich Capital Markets, 1.95%, in the principal amount of $22,477,000, repurchase price $22,478,218, due 07/01/2002. The value of the collateral including accrued interest was $22,927,295.

       Goldman Sachs, 1.95%, in the principal amount of $23,000,000, repurchase price $23,001,246. due 07/01/2002. The value of the collateral including accrued interest was $23,460,000.

       UBS Warburg, 1.95%, in the principal amount of $23,000,000, repurchase price $23,001,246 due 07/01/2002. The value of the collateral including accrued interest was $23,463,059.

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from sales of securities (excluding government securities and short-term issues) for the six months ended June 30, 2002 were as follows:

       Cost of Purchases:

                            Portfolio
                            ---------
            Conservative Balanced Portfolio.......... $  314,600,875
            Diversified Bond Portfolio...............    757,729,898
            Diversified Conservative Growth Portfolio     98,024,641
            Equity Portfolio.........................  1,178,877,587
            Flexible Managed Portfolio...............  1,172,480,773
            Global Portfolio.........................    278,084,709
            Government Income Portfolio..............      7,091,383
            High Yield Bond Portfolio................    522,947,030
            Jennison Portfolio.......................    806,842,681
            Jennison 20/20 Focus Portfolio...........     31,096,922
            Natural Resources Portfolio..............     54,657,385
            Small Capitalization Stock Portfolio.....     72,834,821

                                      C11

                             Portfolio
                             ---------
          SP Aggressive Growth Asset Allocation Portfolio $  7,006,250
          SP AIM Aggressive Growth Portfolio.............    4,989,501
          SP AIM Core Equity Portfolio...................   12,120,791
          SP Alliance Large Cap Growth Portfolio.........   28,479,925
          SP Alliance Technology Portfolio...............    4,176,198
          SP Balanced Asset Allocation Portfolio.........   58,080,066
          SP Conservative Asset Allocation Portfolio.....   39,985,994
          SP Davis Value Portfolio.......................   54,173,945
          SP Deutsche International Equity Portfolio.....   40,954,946
          SP Growth Asset Allocation Portfolio...........   36,273,878
          SP INVESCO Small Company Growth Portfolio......    7,487,627
          SP Jennison International Growth Portfolio.....   41,612,508
          SP Large Cap Value Portfolio...................   33,572,045
          SP MFS Capital Opportunities Portfolio.........    6,554,764
          SP MFS Mid-Cap Growth Portfolio................   17,126,522
          SP PIMCO High Yield Portfolio..................   58,421,341
          SP PIMCO Total Return Portfolio................   82,440,097
          SP Prudential U.S. Emerging Growth Portfolio...   74,396,773
          SP Small/Mid-Cap Value Portfolio...............   68,218,316
          SP Strategic Partners Focused Growth Portfolio.    7,753,236
          Stock Index Portfolio..........................   40,747,832
          Value Portfolio................................  604,750,243
          Zero Coupon Bond Portfolio 2005................           --

       Proceeds from Sales:

                            Portfolio
                            ---------
         Conservative Balanced Portfolio................ $  393,215,345
         Diversified Bond Portfolio.....................    853,869,538
         Diversified Conservative Growth Portfolio......     90,418,413
         Equity Portfolio...............................  1,242,263,227
         Flexible Managed Portfolio.....................  1,172,480,773
         Global Portfolio...............................    384,082,841
         Government Income Portfolio....................      1,110,980
         High Yield Bond Portfolio......................    227,569,213
         Jennison Portfolio.............................    850,153,477
         Jennison 20/20 Focus Portfolio.................     30,819,750
         Natural Resources Portfolio....................     67,006,030
         Small Capitalization Stock Portfolio...........     77,959,962
         SP Aggressive Growth Asset Allocation Portfolio      1,374,065
         SP AIM Aggressive Growth Portfolio.............      2,247,047
         SP AIM Core Equity Portfolio...................      9,353,323
         SP Alliance Large Cap Growth Portfolio.........      6,268,014
         SP Alliance Technology Portfolio...............      2,620,150
         SP Balanced Asset Allocation Portfolio.........      5,677,898
         SP Conservative Asset Allocation Portfolio.....      5,174,791
         SP Davis Value Portfolio.......................     12,485,781
         SP Deutsche International Equity Portfolio.....     25,590,618
         SP Growth Asset Allocation Portfolio...........      5,055,880
         SP INVESCO Small Company Growth Portfolio......      3,041,451
         SP Jennison International Growth Portfolio.....     22,306,615
         SP Large Cap Value Portfolio...................     18,568,717
         SP MFS Capital Opportunities Portfolio.........      2,830,139
         SP MFS Mid-Cap Growth Portfolio................      8,922,217
         SP PIMCO High Yield Portfolio..................     25,565,853
         SP PIMCO Total Return Portfolio................     26,921,842
         SP Prudential U.S. Emerging Growth Portfolio...     56,777,886

                                      C12

                            Portfolio
                            ---------
          SP Small/Mid-Cap Value Portfolio.............. $ 27,321,366
          SP Strategic Partners Focused Growth Portfolio    2,714,895
          Stock Index Portfolio.........................  153,844,883
          Value Portfolio...............................  636,420,223
          Zero Coupon Bond Portfolio 2005...............           --

       The Diversified Conservative Growth, SP Deutsche International Equity, SP PIMCO High Yield and SP PIMCO Total Return Portfolios' options written activity was as follows:

                                                          Contracts  Premiums
                                                          ---------  --------
  Diversified Conservative Growth Portfolio
     Balance as of December 31, 2001.....................        56  $ 34,512
     Options written.....................................     8,800    94,820
     Options expired.....................................       (56)  (34,512)
                                                          ---------  --------
     Balance as of June 30, 2002.........................     8,800  $ 94,820

  SP Deutsche International Equity Portfolio
     Balance as of December 31, 2001.....................    27,473  $ 32,323
     Options terminated in closing purchase transactions.      (721)  (21,618)
     Options expired.....................................   (26,752)  (10,705)
                                                          ---------  --------
     Balance as of June 30, 2002.........................        --  $     --

  SP PIMCO High Yield Portfolio
     Balance as of December 31, 2001.....................        --  $     --
     Options written..................................... 1,400,279   120,340
                                                          ---------  --------
     Balance as of June 30, 2002......................... 1,400,279  $120,340

  SP PIMCO Total Return Portfolio
     Balance as of December 31, 2001.....................       108  $ 67,303
     Options written.....................................    35,800   399,605
     Options terminated in closing purchase transactions.        (2)   (1,104)
     Options expired.....................................       (95)  (57,719)
                                                          ---------  --------
     Balance as of June 30, 2002.........................    35,811  $408,085

       The Global Portfolio and Jennison Portfolio entered into equity price return swap agreements with Merrill Lynch International. The Portfolios receive the change in the market value of shares of Taiwan Semiconductor, including dividends and the Portfolios pay 3 month LIBOR plus 0.75% based on the value of shares of Taiwan Semiconductor on the date the contract was entered into. The realized gain (loss) on the swap is recognized on a quarterly basis on the valuation dates noted in the swap agreements. In addition, the Portfolios pay a fee at termination of the swaps equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. The details of the swap agreements are as follows:

                                          Notional
                              Termination  Amount     Current     Current
     Portfolio      Open Date    Date     (shares)     Value       Basis    Depreciation
     ---------      --------- ----------- --------- ----------- ----------- ------------
Global Portfolio:..  3/06/02    3/06/03   5,990,270 $12,192,510 $12,844,384 $  (651,874)
Jennison Portfolio:  5/14/02    5/09/03   6,609,900  13,453,693  15,237,435  (1,783,742)

       The Diversified Conservative Growth Portfolio entered into interest rate swap agreements during the period. Details of the swap agreements outstanding as of June 30, 2002 were as follows:

                                   Termination   Notional    Fixed   Floating     Appreciation
           Counterparty               Date        Amount     Rate      Rate      (Depreciation)
           ------------            ----------- ------------- ----- ------------- --------------
Bank of America Securities LLC (b)   6/17/04   USD 8,000,000 6.00% 3 month LIBOR   $  57,872
Morgan Stanley Dean Witter (a)....   6/17/12   USD 1,500,000 6.00% 3 month LIBOR     (40,870)
Goldman, Sachs & Co. (a)..........   6/17/12   USD 4,800,000 6.00% 3 month LIBOR    (137,026)
Bank of America Securities LLC (a)  12/18/07   USD 9,800,000 6.00% 3 month LIBOR     (82,770)
                                                                                   ---------
                                                                                   $(202,794)
                                                                                   =========

       (a)Portfolio pays the fixed rate and receives the floating rate.
       (b)Portfolio pays the floating rate and receives the fixed rate.

                                      C13

       The SP PIMCO Total Return Portfolio entered into interest rate swap agreements during the period. Details of the swap agreements outstanding as of June 30, 2002 were as follows:

                                   Termination    Notional    Fixed   Floating     Appreciation
           Counterparty               Date         Amount     Rate      Rate      (Depreciation)
           ------------            ----------- -------------- ----- ------------- --------------
Salomon Brothers (a)..............   6/17/12   EUR  5,600,000 5.00% 6 month LIBOR   $   1,560
Lehman Brothers (a)...............  12/15/31   EUR  3,000,000 5.50% 6 month LIBOR      20,624
Goldman Sachs (a).................   9/19/02   GBP    600,000 5.25% 6 month LIBOR        (688)
J.P. Morgan Chase (a).............   9/19/02   GBP  1,000,000 5.25% 6 month LIBOR      (2,945)
Goldman Sachs (b).................   6/17/04   GBP    200,000 5.50% 6 month LIBOR       2,820
U.B.S. (b)........................   3/15/04   GBP  1,000,000 5.25% 6 month LIBOR       1,748
U.B.S. (b)........................   3/15/04   GBP  5,300,000 5.25% 6 month LIBOR     (38,839)
Bank of America (b)...............   6/17/04   USD 14,900,000 6.00% 3 month LIBOR     107,787
Morgan Stanley Dean Witter (a)....  12/17/02   USD  3,100,000 6.00% 3 month LIBOR      56,960
Bank of America (a)...............  12/17/03   USD  7,000,000 6.00% 3 month LIBOR      40,096
Morgan Stanley Dean Witter (a)....   6/17/12   USD  2,700,000 6.00% 3 month LIBOR     (73,567)
Goldman Sachs (a).................   6/17/12   USD  4,200,000 6.00% 3 month LIBOR    (119,897)
U.B.S. (b)........................   6/17/04   USD  6,600,000 6.00% 3 month LIBOR      55,005
Bank of America Securities LLC (a)  12/18/07   USD 27,200,000 6.00% 3 month LIBOR    (229,730)
Bank of America Securities LLC (b)  12/18/07   USD  7,800,000 6.00% 3 month LIBOR      65,791
Bank of America Securities LLC (a)  12/19/22   USD  8,800,000 6.00% 3 month LIBOR      51,383
U.B.S. (a)........................  12/18/12   USD  2,300,000 6.00% 3 month LIBOR      15,120
                                                                                    ---------
                                                                                    $ (46,772)
                                                                                    =========
(a)Portfolio pays the fixed rate and receives the floating rate.
(b)Portfolio pays the floating rate and receives the fixed rate.

Note 7: Distribution and Tax Information

       For federal income tax purposes, the Portfolios had the following approximate post October losses deferred and capital loss carryforwards as of December 31, 2001.

                                                                     Approximate
                         Approximate           Expiration        Post October Losses(b)
                        Capital Loss    ------------------------ ----------------------
      Portfolio        Carryforward(a)     2008         2009     Currency    Capital
      ---------        ---------------  ----------- ------------ --------  -----------
Diversified Bond
  Portfolio...........  $ 16,030,000    $16,030,000           -- $336,000  $29,365,000
Diversified
  Conservative
  Growth Portfolio....     5,295,000             -- $  5,295,000       --      877,000
Equity Portfolio......   150,352,000             --  150,352,000       --   49,939,000
Flexible Managed
  Portfolio...........   171,262,000             --  171,262,000       --           --
Global Portfolio......   119,545,000             --  119,545,000  223,000   14,748,000
Government Income
  Portfolio...........            --             --           --       --    1,605,000
High Yield Bond
  Portfolio...........   186,168,000(c)          --           --       --   23,401,000
Jennison Portfolio....   546,470,000             --  546,470,000       --   43,428,000
Jennison 20/20
  Focus Portfolio.....     6,075,000             --    6,075,000       --       17,000
SP Aggressive
  Growth Asset
  Allocation
  Portfolio...........            --             --           --       --       19,000
SP AIM Aggressive
  Growth Portfolio....     1,443,000         56,000    1,387,000       --      169,000
SP AIM Core Equity
  Portfolio...........     1,061,000         39,000    1,022,000       --      367,000
SP Alliance Large
  Cap Growth
  Portfolio...........     1,519,000          1,000    1,518,000       --      647,000
SP Alliance
  Technology Portfolio     1,101,000         36,000    1,065,000       --      165,000
SP Davis Value
  Portfolio...........       499,000          1,000      498,000       --      154,000
SP INVESCO Small
  Company Growth
  Portfolio...........     1,875,000         84,000    1,791,000       --      246,000
SP Jennison
  International
  Growth Portfolio....     3,917,000             --    3,917,000   15,000      602,000
SP Large Cap Value
  Portfolio...........       369,000             --      369,000       --      225,000

                                      C14

                                                                       Approximate
                      Approximate            Expiration           Post October Losses(b)
                     Capital Loss   ---------------------------- ------------------------
    Portfolio       Carryforward(a)     2008           2009       Currency     Capital
    ---------       --------------- ------------- -------------- ---------- -------------
SP MFS Capital
  Opportunities
  Portfolio........ $    1,148,000  $       7,000 $    1,141,000 $       -- $     324,000
SP MFS Mid-Cap
  Growth Portfolio.             --             --             --         --       101,000
SP PIMCO Total
  Return Portfolio.             --             --             --         --     1,069,000
SP Prudential U.S.
  Emerging Growth
  Portfolio........      2,295,000         39,000      2,256,000         --            --
SP Small/Mid Cap
  Value Portfolio..        479,000         14,000        465,000         --            --
SP Strategic
  Partners Focused
  Growth Portfolio.      1,799,000        185,000      1,614,000         --       644,000
Value Portfolio....             --             --             --         --       474,000

(a)Accordingly, no capital gain distribution is expected to be paid shareholders until net gains have been realized in excess of such carryforwards.
(b)Losses for the period November 1, 2001 through December 31, 2001 were deferred into the current fiscal year.
(c)Approximately $2,842,000 expiring 2003, $43,467,000 expiring in 2007, $59,264,000 expiring 2008 and $80,595,000 expiring in 2009.

       The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of June 30, 2002 were as follows:

                                                                        Total Net
                Portfolio                 Appreciation  Depreciation    Unrealized     Tax Basis
                ---------                 ------------ -------------  -------------  --------------
Conservative Balanced Portfolio.......... $181,892,910 $(416,485,030) $(234,592,120) $3,807,775,753
Diversified Bond Portfolio...............   33,776,613   (22,696,451)    11,080,162   1,901,469,662
Diversified Conservative Growth Portfolio    7,409,447   (14,834,906)    (7,425,459)    212,176,323
Equity Portfolio.........................  261,556,752  (710,588,485)  (449,031,733)  4,408,780,952
Flexible Managed Portfolio...............  119,118,438  (452,006,202)  (332,887,764)  4,412,856,256
Global Portfolio.........................   37,590,132  (102,195,880)   (64,605,748)    751,482,380
Government Income Portfolio..............   12,604,806       681,046     11,923,760     724,639,168
High Yield Bond Portfolio................   17,290,965  (172,172,185)  (154,881,220)  1,138,083,598
Jennison Portfolio.......................   76,655,343  (274,978,677)  (198,323,334)  1,993,902,071
Jennison 20/20 Focus Portfolio...........    4,927,430    (7,391,743)    (2,464,313)     80,110,799
Natural Resources Portfolio..............  138,772,881   (30,027,383)   108,745,498     286,962,227
Small Capitalization Stock Portfolio.....  117,698,509   (91,883,518)    25,814,991     602,027,625
SP Aggressive Growth Asset Allocation
  Portfolio..............................       26,201    (1,716,423)    (1,690,222)     13,610,988
SP AIM Aggressive Growth Portfolio.......      376,788      (688,250)      (311,732)     13,094,645
SP AIM Core Equity Portfolio.............      495,490    (1,225,123)      (729,633)     14,134,239
SP Alliance Large Cap Growth Portfolio...      860,002    (8,113,278)    (7,253,276)     53,981,136
SP Alliance Technology Portfolio.........      221,134    (2,936,484)    (2,715,350)      9,229,347
SP Balanced Asset Allocation Portfolio...      269,562    (9,213,599)    (8,944,037)    119,428,029
SP Conservative Asset Allocation
  Portfolio..............................      196,121    (4,985,207)    (4,789,086)     83,059,501
SP Davis Value Portfolio.................    4,059,438   (15,687,858)   (11,628,417)
SP Deutsche International Equity
  Portfolio..............................    1,624,569    (2,137,786)      (513,217)     43,671,371
SP Growth Asset Allocation Portfolio.....      163,202    (8,224,069)    (8,060,867)     79,903,549
SP INVESCO Small Company Growth
  Portfolio..............................      906,480    (1,358,741)      (452,261)     11,875,888
SP Jennison International Growth
  Portfolio..............................    2,421,260    (3,365,802)      (944,542)     60,388,254

                                      C15

                                                                     Total Net
              Portfolio                Appreciation  Depreciation    Unrealized     Tax Basis
              ---------                ------------ -------------  -------------  --------------
SP Large Cap Value Portfolio.......... $  1,171,579 $  (2,675,852) $  (1,504,273) $   39,735,125
SP MFS Capital Opportunities Portfolio                                                11,921,171
SP MFS Mid-Cap Growth Portfolio.......      288,759    (7,046,056)    (6,757,297)     23,159,013
SP PIMCO High Yield Portfolio.........      643,886    (5,528,434)    (4,884,548)     82,480,520
SP PIMCO Total Return Portfolio.......    2,342,963    (3,780,724)    (1,437,761)    357,669,227
SP Prudential U.S. Emerging Growth
  Portfolio...........................      930,446    (5,526,594)    (4,596,148)     47,372,537
SP Small/Mid-Cap Value Portfolio......    6,811,218    (4,252,596)     2,558,622      84,509,257
SP Strategic Partners Focused Growth
  Portfolio...........................      367,695    (1,677,908)    (1,310,213)     14,399,348
Stock Index Portfolio.................  886,824,472  (442,416,615)   444,407,857   2,676,634,547
Value Portfolio.......................   99,329,475  (174,983,063)   (75,653,588)  1,611,040,301
Zero Coupon Bond Portfolio 2005.......    4,487,632            --      4,487,632      56,453,646

Note 8: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of June 30, 2002, the Equity, Jennison, Jennison 20/20 Focus, SP Jennison International Growth, SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and Value Portfolios have Class II shares outstanding.

       Transactions in shares of common stock of the Equity, Jennison, Jennison 20/20 Focus, SP Jennison International Growth, SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and Value Portfolios were as follows:



   Equity Portfolio:
                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................   6,959,869  $ 138,459,221
   Capital stock issued in reinvestment of
     dividends and distributions................      51,214      1,025,823
   Capital stock repurchased.................... (13,114,272)  (258,998,183)
                                                 -----------  -------------
   Net decrease in shares outstanding...........  (6,103,189) $(119,513,139)
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................   6,820,032  $ 146,375,337
   Capital stock issued in reinvestment of
     dividends and distributions................  13,866,586    306,268,475
   Capital stock repurchased.................... (26,086,147)  (561,395,525)
                                                 -----------  -------------
   Net decrease in shares outstanding...........  (5,399,529) $(108,751,713)
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................       3,515  $      71,709
   Capital stock repurchased....................     (27,830)      (568,746)
                                                 -----------  -------------
   Net decrease in shares outstanding...........     (24,315) $    (497,037)
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................     112,189  $   2,532,973
   Capital stock issued in reinvestment of
     dividends and distributions................       5,636        125,301
   Capital stock repurchased....................    (138,975)    (3,104,182)
                                                 -----------  -------------
   Net decrease in shares outstanding...........     (21,150) $    (445,908)
                                                 ===========  =============

                                      C16


   Jennison Portfolio:
                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................  11,993,067  $ 209,512,452
   Capital stock issued in reinvestment of
     dividends and distributions................      13,232        232,880
   Capital stock repurchased.................... (14,604,885)  (251,406,789)
                                                 -----------  -------------
   Net decrease in shares outstanding...........  (2,598,586) $ (41,661,457)
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................  15,162,691  $ 294,854,388
   Capital stock issued in reinvestment of
     dividends and distributions................   1,350,634     27,566,212
   Capital stock repurchased.................... (24,682,625)  (472,653,566)
                                                 -----------  -------------
   Net decrease in shares outstanding...........  (8,169,300) $(150,232,966)
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................  10,250,566  $ 174,490,190
   Capital stock repurchased....................  (9,630,710)  (164,326,123)
                                                 -----------  -------------
   Net increase in shares outstanding...........     619,856  $  10,164,067
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................   8,809,453  $ 173,244,331
   Capital stock issued in reinvestment of
     dividends and distributions................      12,554        258,621
   Capital stock repurchased....................  (6,174,713)  (123,299,190)
                                                 -----------  -------------
   Net increase in shares outstanding...........   2,647,294  $  50,203,762
                                                 ===========  =============

   Jennison 20/20 Focus Portfolio:
                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................     363,792  $   3,780,807
   Capital stock issued in reinvestment of
     dividends and distributions................       1,519         15,466
   Capital stock repurchased....................    (840,668)    (8,487,469)
                                                 -----------  -------------
   Net decrease in shares outstanding...........    (475,357) $  (4,691,196)
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................     496,617  $   5,376,044
   Capital stock issued in reinvestment of
     dividends and distributions................     179,602      1,980,796
   Capital stock repurchased....................  (1,157,513)   (12,147,334)
                                                 -----------  -------------
   Net decrease in shares outstanding...........    (481,294) $  (4,790,494)
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................     246,543  $   2,468,341
   Capital stock repurchased....................     (11,002)      (108,253)
                                                 -----------  -------------
   Net increase in shares outstanding...........     235,541  $   2,360,088
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................     145,970  $   1,547,924
   Capital stock issued in reinvestment of
     dividends and distributions................       1,621         17,841
   Capital stock repurchased....................     (21,019)      (218,273)
                                                 -----------  -------------
   Net increase in shares outstanding...........     126,572  $   1,347,492
                                                 ===========  =============

                                      C17


   SP Jennison International Growth Portfolio:

                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................  11,776,649  $  62,015,330
   Capital stock repurchased....................  (9,544,431)   (50,089,868)
                                                 -----------  -------------
   Net increase in shares outstanding...........   2,232,218  $  11,925,462
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................   4,492,033  $  26,626,723
   Capital stock issued in reinvestment of
     dividends and distributions................       6,463         40,473
   Capital stock repurchased....................  (1,737,830)   (10,192,987)
                                                 -----------  -------------
   Net increase in shares outstanding...........   2,760,666  $  16,474,209
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................  20,099,160  $ 106,000,583
   Capital stock repurchased.................... (18,244,623)   (96,563,274)
                                                 -----------  -------------
   Net increase in shares outstanding...........   1,854,537  $   9,437,309
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................  30,215,939  $ 187,397,199
   Capital stock issued in reinvestment of
     dividends and distributions................       3,643         22,107
   Capital stock repurchased.................... (27,799,636)  (173,216,031)
                                                 -----------  -------------
   Net increase in shares outstanding...........   2,419,946  $  14,203,275
                                                 ===========  =============

   SP Prudential U.S. Emerging Growth Portfolio:

                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................   3,630,429  $  22,477,831
   Capital stock repurchased....................    (392,755)    (2,365,897)
                                                 -----------  -------------
   Net increase in shares outstanding...........   3,237,674  $  20,111,934
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................   4,508,385  $  31,381,960
   Capital stock repurchased....................    (741,331)    (5,325,995)
                                                 -----------  -------------
   Net increase in shares outstanding...........   3,767,054  $  26,055,965
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................      35,307  $     222,315
   Capital stock repurchased....................      (1,528)        (9,201)
                                                 -----------  -------------
   Net increase in shares outstanding...........      33,779  $     213,114
                                                 ===========  =============
   July 9, 2001(a) through December 31, 2001:
   Capital stock sold...........................      31,163  $     206,619
   Capital stock repurchased....................      (4,181)       (27,506)
                                                 -----------  -------------
   Net increase in shares outstanding...........      26,982  $     179,113
                                                 ===========  =============
   (a)Commencement of offering of SP Prudential U.S. Emerging Growth
      Portfolio Class II shares.

                                      C18


   SP Strategic Partners Focused Growth Portfolio:

                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................     646,922  $   4,097,915
   Capital stock repurchased....................    (105,313)      (654,195)
                                                 -----------  -------------
   Net increase in shares outstanding...........     541,609  $   3,443,720
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................     992,157  $   7,045,094
   Capital stock issued in reinvestment of
     dividends and distributions................         311          2,386
   Capital stock repurchased....................    (558,919)    (3,847,665)
                                                 -----------  -------------
   Net increase in shares outstanding...........     403,549  $   3,199,815
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................     344,637  $   2,137,136
   Capital stock repurchased....................     (69,052)      (445,710)
                                                 -----------  -------------
   Net increase in shares outstanding...........     275,585  $   1,691,426
                                                 ===========  =============
   January 12, 2001(b) through December 31,
     2001:
   Capital stock sold...........................     399,184  $   2,630,888
   Capital stock repurchased....................    (104,768)      (593,405)
                                                 -----------  -------------
   Net increase in shares outstanding...........     294,416  $   2,037,483
                                                 ===========  =============
   (b)Commencement of offering of SP Strategic Partners Focused Growth
      Portfolio Class II shares.

   Value Portfolio:
                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................   6,605,806  $ 115,338,625
   Capital stock issued in reinvestment of
     dividends and distributions................      13,785        244,140
   Capital stock repurchased.................... (10,203,184)  (178,138,182)
                                                 -----------  -------------
   Net decrease in shares outstanding...........  (3,583,593) $ (62,555,417)
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................  13,749,522  $ 262,932,139
   Capital stock issued in reinvestment of
     dividends and distributions................  10,998,371    201,945,073
   Capital stock repurchased.................... (20,742,150)  (394,297,177)
                                                 -----------  -------------
   Net increase in shares outstanding...........   4,005,743  $  70,580,035
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................      43,435  $     754,438
   Capital stock repurchased....................      (2,758)       (46,265)
                                                 -----------  -------------
   Net increase in shares outstanding...........      40,677  $     708,173
                                                 ===========  =============
   May 14, 2001(c) through December 31, 2001:
   Capital stock sold...........................      59,164  $   1,079,943
   Capital stock issued in reinvestment of
     dividends and distributions................       2,772         47,997
   Capital stock repurchased....................        (256)        (4,810)
                                                 -----------  -------------
   Net increase in shares outstanding...........      61,680  $   1,123,130
                                                 ===========  =============
   (c)Commencement of offering of Value Portfolio Class II shares.

                                      C19

Financial Highlights
(Unaudited)


                                                                             Diversified Bond Portfolio
                                                          ---------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    -------------------------------------------------
                                                              2002        2001       2000        1999      1998     1997
                                                          ----------    --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  11.36     $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                           --------     --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income....................................      0.30         0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on investments     (0.13)        0.12      0.26       (0.75)      0.08    0.11
                                                           --------     --------  --------    --------   --------  ------
   Total from investment operations......................      0.17         0.79      1.03       (0.08)      0.77    0.91
                                                           --------     --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.....................     (1.01)       (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains....................        --           --        --(b)    (0.03)     (0.04)  (0.13)
                                                           --------     --------  --------    --------   --------  ------
   Total distributions...................................     (1.01)       (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                           --------     --------  --------    --------   --------  ------
Net Asset Value, end of period...........................  $  10.52     $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                           ========     ========  ========    ========   ========  ======
Total Investment Return(a)...............................      1.44%        6.98%     9.72%      (0.74)%     7.15%   8.57%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $1,463.3     $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
   Expenses..............................................      0.44%(c)     0.44%     0.45%       0.43%      0.42%   0.43%
   Net investment income.................................      5.68%(c)     6.35%     6.83%       6.25%      6.40%   7.18%
Portfolio turnover rate..................................       251%(d)      257%      139%        171%       199%    224%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b)Less than $0.005 per share.
(c)Annualized.
(d)Not Annualized.

                                                                                  Equity Portfolio
                                                          ---------------------------------------------------------------
                                                                                      Class I
                                                          ---------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    -------------------------------------------------
                                                              2002         2001      2000      1999      1998      1997
                                                          ----------    --------   --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  20.49     $  24.50   $  28.90  $  29.64  $  31.07  $  26.96
                                                           --------     --------   --------  --------  --------  --------
Income From Investment Operations:
Net investment income....................................      0.08         0.18       0.51      0.54      0.60      0.69
Net realized and unrealized gains (losses) on investments     (2.49)       (2.83)      0.26      3.02      2.21      5.88
                                                           --------     --------   --------  --------  --------  --------
   Total from investment operations......................     (2.41)       (2.65)      0.77      3.56      2.81      6.57
                                                           --------     --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................        --(d)     (0.18)     (0.51)    (0.53)    (0.60)    (0.70)
Distributions in excess of net investment income.........        --           --      (0.02)       --        --        --
Distributions from net realized gains....................        --        (1.18)     (4.64)    (3.77)    (3.64)    (1.76)
                                                           --------     --------   --------  --------  --------  --------
   Total distributions...................................        --        (1.36)     (5.17)    (4.30)    (4.24)    (2.46)
                                                           --------     --------   --------  --------  --------  --------
Net Asset Value, end of period...........................  $  18.08     $  20.49   $  24.50  $  28.90  $  29.64  $  31.07
                                                           ========     ========   ========  ========  ========  ========
Total Investment Return(a)...............................    (11.91)%     (11.18)%     3.28%    12.49%     9.34%    24.66%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $3,963.2     $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0
Ratios to average net assets:
  Expenses...............................................      0.49%(b)     0.49%      0.49%     0.47%     0.47%     0.46%
  Net investment income..................................      0.79%(b)     0.84%      1.75%     1.72%     1.81%     2.27%
Portfolio turnover rate..................................        28%(c)      153%        78%        9%       25%       13%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b)Annualized.
(c)Not Annualized.
(d)Less than $0.01 per share.
(e)Commencement of offering of Class II shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights
(Unaudited)


                                                                        Equity Portfolio
                                                          -----------------------------------------
                                                                            Class II
                                                          -----------------------------------------
                                                          Six Months      Year Ended     May 3, 1999(e)
                                                            Ended        December 31,       through
                                                           June 30,    ----------------   December 31,
                                                             2002        2001     2000        1999
                                                          ----------   -------   ------  --------------
Per Share Operating Performance:
Net asset value, beginning of period.....................  $ 20.49     $ 24.51   $28.92      $32.79
                                                           -------     -------   ------      ------
Income From Investment Operations:
Net investment income....................................     0.04        0.09     0.39        0.28
Net realized and unrealized gains (losses) on investments    (2.48)      (2.83)    0.26       (0.60)
                                                           -------     -------   ------      ------
   Total from investment operations......................    (2.44)      (2.74)    0.65       (0.32)
                                                           -------     -------   ------      ------
Less distributions:
Dividends from net investment income.....................       --       (0.10)   (0.40)      (0.34)
Distributions in excess of net investment income.........       --          --    (0.02)         --
Distributions from net realized gains....................       --       (1.18)   (4.64)      (3.21)
                                                           -------     -------   ------      ------
   Total distributions...................................       --       (1.28)   (5.06)      (3.55)
                                                           -------     -------   ------      ------
Net Asset Value, end of period...........................  $ 18.05     $ 20.49   $24.51      $28.92
                                                           =======     =======   ======      ======
Total Investment Return(a)...............................   (11.74)%    (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $   0.5     $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...............................................     0.89%(b)    0.89%    0.91%       0.87%(b)
  Net investment income..................................     0.38%(b)    0.45%    1.26%       1.33%(b)
Portfolio turnover rate..................................       28%(c)     153%      78%          9%(c)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b)Annualized.
(c)Not Annualized.
(d)Less than $0.01 per share.
(e)Commencement of offering of Class II shares.

                                                                                  Global Portfolio
                                                             ----------------------------------------------------------
                                                             Six Months                     Year Ended
                                                               Ended                       December 31,
                                                              June 30     ---------------------------------------------
                                                                2002        2001       2000      1999     1998    1997
                                                             ----------   -------   --------   --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period........................  $ 15.29     $ 23.61   $  30.98   $  21.16  $17.92  $17.85
                                                              -------     -------   --------   --------  ------  ------
Income from Investment Operations:
Net investment income.......................................     0.05        0.09       0.07       0.06    0.07    0.09
Net realized and unrealized gains (losses) on investments...    (2.13)      (3.58)     (5.30)     10.04    4.38    1.11
                                                              -------     -------   --------   --------  ------  ------
   Total from investment operations.........................    (2.08)      (3.49)     (5.23)     10.10    4.45    1.20
                                                              -------     -------   --------   --------  ------  ------
Less Distributions:
Dividends from net investment income........................    (0.14)      (0.06)     (0.07)        --   (0.16)  (0.13)
Distributions in excess of net investment income............       --          --      (0.13)     (0.10)  (0.12)  (0.10)
Distributions from net realized gains.......................       --       (4.77)     (1.94)     (0.18)  (0.93)  (0.90)
                                                              -------     -------   --------   --------  ------  ------
   Total distributions......................................    (0.14)      (4.83)     (2.14)     (0.28)  (1.21)  (1.13)
                                                              -------     -------   --------   --------  ------  ------
Net Asset Value, end of period..............................  $ 13.07     $ 15.29   $  23.61   $  30.98  $21.16  $17.92
                                                              =======     =======   ========   ========  ======  ======
Total Investment Return(a)..................................   (13.73)%    (17.64)%   (17.68)%    48.27%  25.08%   6.98%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....................  $ 627.7     $ 885.0   $1,182.1   $1,298.3  $844.5  $638.4
Ratios to average net assets:
 Expenses...................................................     0.84%(b)    0.84%      0.85%      0.84%   0.86%   0.85%
 Net investment income......................................     0.58%(b)    0.58%      0.25%      0.21%   0.29%   0.47%
Portfolio turnover rate.....................................       39%(c)      67%        95%        76%     73%     70%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b)Annualized.
(c)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights
(Unaudited)


                                                             High Yield Bond Portfolio
                                              ------------------------------------------------------
                                              Six Months                   Year Ended
                                                Ended                     December 31,
                                               June 30,    -----------------------------------------
                                                 2002        2001     2000    1999     1998    1997
                                              ----------   ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of period.........   $ 5.40     $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                ------     ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income........................     0.24       0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses)
 on investments..............................    (0.32)     (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                ------     ------   ------   ------  ------   ------
   Total from investment operations..........    (0.08)     (0.04)   (0.56)    0.33   (0.17)    1.04
                                                ------     ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.........    (0.68)     (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                ------     ------   ------   ------  ------   ------
Net Asset Value, end of period...............   $ 4.64     $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                ======     ======   ======   ======  ======   ======
Total Investment Return(a)...................    (3.93)%    (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplement Data:
Net assets, end of period (in millions)......   $924.4     $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
 Expenses....................................     0.60%(b)   0.60%    0.60%    0.60%   0.58%    0.57%
 Net investment income.......................     9.20%(b)  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate......................       30%(c)     84%      76%      58%     63%     106%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

                                                                                 Jennison Portfolio
                                                          ---------------------------------------------------------------
                                                                                      Class I
                                                          ---------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    -------------------------------------------------
                                                              2002         2001       2000       1999      1998     1997
                                                          ----------    --------   --------    --------  --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  18.57     $  22.97   $  32.39    $  23.91  $  17.73  $14.32
                                                           --------     --------   --------    --------  --------  ------
Income From Investment Operations:
Net investment income....................................      0.01         0.04       0.01        0.05      0.04    0.04
Net realized and unrealized gains (losses) on investments     (3.50)       (4.22)     (5.61)       9.88      6.56    4.48
                                                           --------     --------   --------    --------  --------  ------
   Total from investment operations......................     (3.49)       (4.18)     (5.60)       9.93      6.60    4.52
                                                           --------     --------   --------    --------  --------  ------
Less Distributions:
Dividends from net investment income.....................        --(d)     (0.03)        --(d)    (0.05)    (0.04)  (0.04)
Distributions from net realized gains....................        --        (0.19)     (3.82)      (1.40)    (0.38)  (1.07)
                                                           --------     --------   --------    --------  --------  ------
   Total distributions...................................        --(d)     (0.22)     (3.82)      (1.45)    (0.42)  (1.11)
                                                           --------     --------   --------    --------  --------  ------
Net Asset Value, end of period...........................  $  15.08     $  18.57   $  22.97    $  32.39  $  23.91  $17.73
                                                           ========     ========   ========    ========  ========  ======
Total Investment Return(a)                                   (18.78)%     (18.25)%   (17.38)%     41.76%    37.46%  31.71%
Ratios/Supplement Data:
Net assets, end of period (in millions)..................  $1,736.5     $2,186.9   $2,892.7    $2,770.7  $1,198.7  $495.9
Ratios to average net assets:
  Expenses...............................................      0.62%(b)     0.64%      0.64%       0.63%     0.63%   0.64%
  Net investment income..................................      0.14%(b)     0.18%      0.02%       0.17%     0.20%   0.25%
Portfolio turnover rate..................................        40%(c)       86%        89%         58%       54%     60%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(b) Annualized.
(c) Not Annualized.
(d) Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights
(Unaudited)


                                                                       Jennison Portfolio
                                                         ------------------------------------------
                                                                            Class II
                                                         ------------------------------------------
                                                          Six Months                February 10, 2000(e)
                                                            Ended       Year Ended        through
                                                           June 30,    December 31,     December 31,
                                                             2002          2001             2000
                                                         ----------    ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period....................  $ 18.45        $ 22.88          $ 34.25
                                                          -------        -------          -------
Income From Investment Operations:
Net investment income (loss)............................    (0.02)          0.01            (0.03)
Net realized and unrealized gain (losses) on investments    (3.48)         (4.25)           (7.54)
                                                          -------        -------          -------
   Total from investment operations.....................    (3.50)         (4.24)           (7.57)
                                                          -------        -------          -------
Less Distributions:
Dividends from net investment income....................       --             --(d)            --(d)
Distributions from net realized gains...................       --          (0.19)           (3.80)
                                                          -------        -------          -------
   Total distributions..................................       --          (0.19)           (3.80)
                                                          -------        -------          -------
Net Asset Value, end of period..........................  $ 14.95        $ 18.45          $ 22.88
                                                          =======        =======          =======
Total Investment Return(a)                                 (18.97)%       (18.60)%         (22.19)%
Ratios/Supplement Data:
Net assets, end of period (in millions).................  $  57.6        $  59.6          $  13.3
Ratios to average net assets:
  Expenses..............................................     1.02%(b)       1.04%            1.04%(b)
  Net investment income.................................    (0.26)%(b)     (0.19)%          (0.39)%(b)
Portfolio turnover rate.................................       40%(c)         86%              89%(c)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(b) Annualized.
(c) Not Annualized.
(d) Less than $0.005 per share.
(e) Commencement of offering of Class II Shares.

                                                                          Money Market Portfolio
                                                        ----------------------------------------------------------
                                                         Six Months                    Year Ended
                                                           Ended                      December 31,
                                                          June 30,    --------------------------------------------
                                                            2002        2001      2000      1999     1998    1997
                                                        ----------    --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period...................  $  10.00     $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                         --------     --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains      0.08         0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................     (0.08)       (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                         --------     --------  --------  --------  ------  ------
Net Asset Value, end of period.........................  $  10.00     $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                         ========     ========  ========  ========  ======  ======
Total Investment Return(a).............................      0.80%        4.22%     6.20%     4.97%   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of period (in millions)................  $1,215.6     $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................      0.43%(b)     0.43%     0.44%     0.42%   0.41%   0.43%
  Net investment income................................      1.63%(b)     3.86%     6.03%     4.90%   5.20%   5.28%

a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(b) Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights
(Unaudited)


                                                     SP Aggressive Growth Asset Allocation Portfolio
                                                  --------------------------------------------------
                                                   Six Months                      September 22, 2000(a)
                                                      Ended         Year Ended            through
                                                  June 30, 2002  December 31, 2001   December 31, 2000
                                                  -------------  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 7.58           $  9.33             $10.00
                                                     ------           -------             ------
Income From Investment Operations:
Net investment income (loss).....................     (0.02)             0.02               0.01
Net realized and unrealized losses on investments     (0.73)            (1.69)             (0.67)
                                                     ------           -------             ------
   Total from investment operations..............     (0.75)            (1.67)             (0.66)
                                                     ------           -------             ------
Less Distributions:
Dividends from net investment income.............        --             (0.02)             (0.01)
Distributions from net realized gains............        --             (0.06)                --
                                                     ------           -------             ------
   Total distributions...........................        --             (0.08)             (0.01)
                                                     ------           -------             ------
Net Asset Value, end of period...................    $ 6.83           $  7.58             $ 9.33
                                                     ======           =======             ======
Total Investment Return(b).......................     (9.89)%          (17.92)%            (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 11.9           $   7.5             $  2.1
Ratios to average net assets:
  Expenses.......................................      0.05 %(c)         0.05%              0.05%(c)
  Net investment income..........................     (0.04)%(c)         0.39%              0.36%(c)
Portfolio turnover rate..........................        14 %(d)           62%                 6%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                                                            SP Aim Aggressive Growth Portfolio
                                                  --------------------------------------------------
                                                   Six Months                       September 22, 2000(a)
                                                      Ended          Year Ended            through
                                                  June 30, 2002   December 31, 2001   December 31, 2000
                                                  -------------   ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  6.49           $  8.60             $ 10.00
                                                     -------           -------             -------
Income From Investment Operations:
Net investment loss..............................      (0.02)            (0.04)              (0.01)
Net realized and unrealized losses on investments      (0.63)            (2.07)              (1.39)
                                                     -------           -------             -------
   Total from investment operations..............      (0.65)            (2.11)              (1.40)
                                                     -------           -------             -------
Net Asset Value, end of period...................    $  5.84           $  6.49             $  8.60
                                                     =======           =======             =======
Total Investment Return(b).......................     (10.02)%          (24.53)%            (14.00)%
Ratios/Supplement Data:
Net assets, end of period (in millions)..........    $   8.1           $   5.7             $   3.9
Ratios to average net assets:(d)
  Expenses.......................................       1.07 %(c)         1.07 %              1.07 %(c)
  Net investment loss............................      (0.75)%(c)        (0.73)%             (0.40)%(c)
Portfolio turnover rate..........................         34 %(e)           87 %                16 %(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 2.66% and (2.34)%, respectively, for the six months ended June 30, 2002 and 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights
(Unaudited)


                                                              SP AIM Core Equity Portfolio
                                                  -------------------------------------------------
                                                   Six Months                     September 22, 2000(a)
                                                      Ended        Year Ended            through
                                                  June 30, 2002 December 31, 2001   December 31, 2000
                                                  ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 6.51          $  8.41             $ 10.00
                                                     ------          -------             -------
Income From Investment Operations:
Net investment income (loss).....................      0.01              (--)(f)            0.01
Net realized and unrealized losses on investments     (0.46)           (1.90)              (1.59)
                                                     ------          -------             -------
   Total from investment operations..............     (0.45)           (1.90)              (1.58)
                                                     ------          -------             -------
Less Dividends:
Dividends from net investment income.............        --               --               (0.01)
                                                     ------          -------             -------
Net Asset Value, end of period...................    $ 6.06          $  6.51             $  8.41
                                                     ======          =======             =======
Total Investment Return(b).......................     (6.91)%         (22.68)%            (15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 13.4          $  10.2             $   4.3
Ratios to average net assets:(d)
  Expenses.......................................      1.00%(c)         1.00%               1.00%(c)
  Net investment income (loss)...................      0.33%(c)        (0.02)%              0.26%(c)
Portfolio turnover rate..........................        88%(e)           65%                 15%(e)

(a)Commencement of operations.
(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)Annualized.
(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment income (loss) ratios would have been 1.78% and (0.45)%, respectively, for the six months ended June 30, 2002, 2.55% and (1.57)%, respectively, for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.
(e)Not annualized.
(f)Less than $0.005 per share.

                                                          SP Alliance Large Cap Growth Portfolio
                                                  ---------------------------------------------------
                                                   Six Months                       September 22, 2000(a)
                                                      Ended          Year Ended            through
                                                  June 30, 2002   December 31, 2001   December 31, 2000
                                                  -------------   ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  7.31           $  8.55             $ 10.00
                                                     -------           -------             -------
Income From Investment Operations:
Net investment income (loss).....................      (0.01)            (0.01)               0.01
Net realized and unrealized losses on investments      (1.48)            (1.23)              (1.45)
                                                     -------           -------             -------
   Total from investment operations..............      (1.49)            (1.24)              (1.44)
                                                     -------           -------             -------
Less Distributions:
Dividends from net investment income.............         --                --               (0.01)
Tax return of capital distributions..............         --                --(f)               --
                                                     -------           -------             -------
   Total distributions...........................         --                --(f)            (0.01)
                                                     -------           -------             -------
Net Asset Value, end of period...................    $  5.82           $  7.31             $  8.55
                                                     =======           =======             =======
Total Investment Return(b).......................     (20.38)%          (14.47)%            (14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $  48.7           $  35.9             $   7.1
Ratios to average net assets:(d)
  Expenses.......................................       1.10%(c)          1.10%               1.10%(c)
  Net investment income (loss)...................      (0.31)%(c)        (0.08)%              0.44%(c)
Portfolio turnover rate..........................         15%(e)            47%                 10%(e)

(a)Commencement of operations.
(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)Annualized.
(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.19% and (0.40)%, respectively, for the six months ended June 30, 2002 and 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the period ended December 31, 2000.
(e)Not annualized.
(f)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

Financial Highlights
(Unaudited)



                                                             SP Alliance Technology Portfolio
                                                  ---------------------------------------------------
                                                   Six Months                       September 22, 2000(a)
                                                      Ended          Year Ended            through
                                                  June 30, 2002   December 31, 2001   December 31, 2000
                                                  -------------   ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  5.71           $  7.62             $ 10.00
                                                     -------           -------             -------
Income From Investment Operations:
Net investment income (loss).....................      (0.02)            (0.03)               0.01
Net realized and unrealized losses on investments      (1.64)            (1.88)              (2.38)
                                                     -------           -------             -------
   Total from investment operations..............      (1.66)            (1.91)              (2.37)
                                                     -------           -------             -------
Less Distributions:
Dividends from net investment income.............         --                --               (0.01)
Distributions in excess of net investment income.         --                --                 -- (c)
                                                     -------           -------             -------
   Total distributions...........................         --                --               (0.01)
                                                     -------           -------             -------
Net Asset Value, end of period...................    $  4.05           $  5.71             $  7.62
                                                     =======           =======             =======
Total Investment Return(b).......................     (29.07)%          (25.07)%            (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   6.7           $   7.7             $   6.1
Ratios to average net assets:(f)
  Expenses.......................................       1.30%(d)          1.30%               1.30%(d)
  Net investment income (loss)...................      (1.07)%(d)        (0.69)%              0.37%(d)
Portfolio turnover rate..........................         37%(e)            47%                 23%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

(f)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 2.62% and (2.38)%, respectively, for the six months ended June 30, 2002 and 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

                                                         SP Balanced Asset Allocation Portfolio
                                                  -------------------------------------------------
                                                   Six Months                     September 22, 2000(a)
                                                      Ended        Year Ended            through
                                                  June 30, 2002 December 31, 2001   December 31, 2000
                                                  ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 9.02          $ 9.80              $10.00
                                                     ------          ------              ------
Income From Investment Operations:
Net investment income............................      0.06            0.14                0.06
Net realized and unrealized losses on investments     (0.70)          (0.73)              (0.20)
                                                     ------          ------              ------
   Total from investment operations..............     (0.64)          (0.59)              (0.14)
                                                     ------          ------              ------
Less Distributions:
Dividends from net investment income.............        --           (0.14)              (0.06)
Distributions from net realized gains............     (0.01)          (0.05)                 --
                                                     ------          ------              ------
   Total distributions...........................     (0.01)          (0.19)              (0.06)
                                                     ------          ------              ------
Net Asset Value, end of period...................    $ 8.37          $ 9.02              $ 9.80
                                                     ======          ======              ======
Total Investment Return(b).......................     (7.13)%         (5.99)%             (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $110.5          $ 66.1              $  3.7
Ratios to average net assets:
  Expenses.......................................      0.05%(c)        0.05%               0.05%(c)
  Net investment income..........................      1.82%(c)        3.26%               4.89%(c)
Portfolio turnover rate..........................         6%(d)          35%                  4%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D7

Financial Highlights
(Unaudited)


                                                               SP Conservative Asset Allocation Portfolio
                                                          -------------------------------------------------
                                                           Six Months                     September 22, 2000(a)
                                                              Ended        Year Ended            through
                                                          June 30, 2002 December 31, 2001   December 31, 2000
                                                          ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................    $ 9.77          $10.00              $10.00
                                                             ------          ------              ------
Income From Investment Operations:
Net investment income....................................      0.09            0.21                0.08
Net realized and unrealized gains (losses) on investments     (0.58)          (0.24)                 --(c)
                                                             ------          ------              ------
   Total from investment operations......................     (0.49)          (0.03)               0.08
                                                             ------          ------              ------
Less Distributions:
Dividends from net investment income.....................     (0.03)          (0.16)              (0.08)
Distributions from net realized gains....................     (0.01)          (0.04)                 --(c)
                                                             ------          ------              ------
   Total distributions...................................     (0.04)          (0.20)              (0.08)
                                                             ------          ------              ------
Net Asset Value, end of period...........................    $ 9.24          $ 9.77              $10.00
                                                             ======          ======              ======
Total Investment Return(b)...............................     (5.06)%         (0.23)%              0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................    $ 78.3          $ 47.9              $  1.9
Ratios to average net assets:
  Expenses...............................................      0.05%(d)        0.05%               0.05%(d)
  Net investment income..................................      2.62%(d)        4.76%               8.07%(d)
Portfolio turnover rate..................................         8%(e)          29%                  4%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

                                                                       SP Davis Value Portfolio
                                                         -------------------------------------------------
                                                          Six Months                     September 22, 2000(a)
                                                             Ended        Year Ended            through
                                                         June 30, 2002 December 31, 2001   December 31, 2000
                                                         ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period....................    $ 9.04          $ 10.15             $10.00
                                                            ------          -------             ------
Income From Investment Operations:
Net investment income...................................      0.02             0.05               0.02
Net realized and unrealized gain (losses) on investments     (0.87)           (1.11)              0.15
                                                            ------          -------             ------
   Total from investment operations.....................     (0.85)           (1.06)              0.17
                                                            ------          -------             ------
Less Distributions:
Dividends from net investment income....................       (--)(f)        (0.05)             (0.02)
                                                            ------          -------             ------
Net Asset Value, end of period..........................    $ 8.19          $  9.04             $10.15
                                                            ======          =======             ======
Total Investment Return(b)..............................     (9.39)%         (10.46)%             1.69%
Ratios/Supplement Data:
Net assets, end of period (in millions).................    $136.5          $  94.4             $ 12.8
Ratios to average net assets:(e)
  Expenses..............................................      0.83%(c)         0.83%              0.83%(c)
  Net investment income.................................      0.64%(c)         0.64%              1.48%(c)
Portfolio turnover rate.................................        12%(d)           17%                 3%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment income (loss) ratios would have been 0.85% and 0.62%, respectively, for the six months ended June 30, 2002 and 1.03% and 0.43%, respectively, for the year ended December 31, 2001 and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(f)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D8

Financial Highlights
(Unaudited)


                                                         SP Deutsche International Equity Portfolio
                                                    -------------------------------------------------
                                                     Six Months                     September 22, 2000(a)
                                                        Ended        Year Ended            through
                                                    June 30, 2002 December 31, 2001   December 31, 2000
                                                    ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...............    $ 7.35          $  9.44             $10.00
                                                       ------          -------             ------
Income From Investment Operations:
Net investment income..............................      0.05             0.05               0.01
Net realized and unrealized (losses) on investments     (0.14)           (2.09)             (0.57)
                                                       ------          -------             ------
   Total from investment operations................     (0.09)           (2.04)             (0.56)
                                                       ------          -------             ------
Less Dividends:
Dividends from net investment income...............        --            (0.05)                --
                                                       ------          -------             ------
Net Asset Value, end of period.....................    $ 7.26          $  7.35             $ 9.44
                                                       ======          =======             ======
Total Investment Return(b).........................     (1.09)%         (22.07)%            (5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)............    $ 41.1          $  24.7             $  7.8
Ratios to average net assets:(e)
  Expenses.........................................      1.10%(c)         1.10%              1.10%(c)
  Net investment income............................      1.42%(c)         0.61%              0.55%(c)
Portfolio turnover rate............................        88%(d)          155%                51%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.97% and 0.55%, respectively, for the six months ended June 30, 2002 and 3.27% and (1.56)%, respectively, for the year ended December 31, 2001 and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

                                                          SP Growth Asset Allocation Portfolio
                                                  -------------------------------------------------
                                                   Six Months                     September 22, 2000(a)
                                                      Ended        Year Ended            through
                                                  June 30, 2002 December 31, 2001   December 31, 2000
                                                  ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 8.27          $  9.52             $10.00
                                                     ------          -------             ------
Income From Investment Operations:
Net investment income............................      0.03             0.09               0.03
Net realized and unrealized losses on investments     (0.78)           (1.21)             (0.49)
                                                     ------          -------             ------
   Total from investment operations..............     (0.75)           (1.12)             (0.46)
                                                     ------          -------             ------
Less Distributions:
Dividends from net investment income.............        --            (0.08)             (0.02)
Distributions from net realized gains............       -- (e)         (0.05)                --
                                                     ------          -------             ------
   Total distributions...........................        --            (0.13)             (0.02)
                                                     ------          -------             ------
Net Asset Value, end of period...................    $ 7.52          $  8.27             $ 9.52
                                                     ======          =======             ======
Total Investment Return(b).......................     (9.04)%         (11.77)%            (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 71.8          $  46.8             $  3.9
Ratios to average net assets:
  Expenses.......................................      0.05%(c)         0.05%              0.05%(c)
  Net investment income..........................      0.98%(c)         1.71%              2.95%(c)
Portfolio turnover rate..........................         8%(d)           43%                39%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

(e)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D9

Financial Highlights
(Unaudited)



                                                         SP INVESCO Small Company Growth Portfolio
                                                  --------------------------------------------------
                                                   Six Months                       September 22, 2000(a)
                                                      Ended          Year Ended            through
                                                  June 30, 2002   December 31, 2001   December 31, 2000
                                                  -------------   ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  6.94           $  8.38             $ 10.00
                                                     -------           -------             -------
Income From Investment Operations:
Net investment loss..............................      (0.02)            (0.02)                -- (f)
Net realized and unrealized losses on investments      (1.23)            (1.42)              (1.62)
                                                     -------           -------             -------
   Total from investment operations..............      (1.25)            (1.44)              (1.62)
                                                     -------           -------             -------
Net Asset Value, end of period...................    $  5.69           $  6.94             $  8.38
                                                     =======           =======             =======
Total Investment Return(b).......................     (18.01)%          (17.18)%            (16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $  11.4           $   8.4             $   5.5
Ratios to average net assets(d)
  Expenses.......................................       1.15%(c)          1.15%               1.15%(c)
  Net investment loss............................      (0.70)%(c)        (0.28)%             (0.10)%(c)
Portfolio turnover rate..........................         36%(e)            83%                 29%(e)

(a)Commencement of operations

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.95% and (1.50)%, respectively, for the six months ended June 30, 2002 and 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                                                         SP Jennison International Growth Portfolio
                                                  ----------------------------------------------------
                                                                          Class I
                                                  ----------------------------------------------------
                                                   Six Months                        September 22, 2000(a)
                                                      Ended          Year Ended             through
                                                  June 30, 2002 December 31, 2001(f)   December 31, 2000
                                                  ------------- -------------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 5.45           $  8.50               $ 10.00
                                                     ------           -------               -------
Income From Investment Operations:
Net investment income............................      0.02              0.02                  0.01
Net realized and unrealized losses on investments     (0.32)            (3.05)                (1.51)
                                                     ------           -------               -------
   Total from investment operations..............     (0.30)            (3.03)                (1.50)
                                                     ------           -------               -------
Less Distributions
Tax return of capital distributions..............        --             (0.02)                   --
                                                     ------           -------               -------
Net Asset Value, end of period...................    $ 5.15           $  5.45               $  8.50
                                                     ======           =======               =======
Total Investment Return(b).......................     (5.50)%          (35.64)%              (15.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 30.3           $  19.9               $   7.6
Ratios to average net assets(d)
  Expenses.......................................      1.24%(c)          1.24%                 1.24%(c)
  Net investment income..........................      0.73%(c)          0.31%                 0.51%(c)
Portfolio turnover rate..........................        57%(e)            86%                   12%(e)

(a)Commencement of offering of Class I shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment income (loss) ratios would have been 1.30% and 0.67%, respectively, for the six months ended June 30, 2002 1.86% and (0.30)%, respectively, for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Calculated based upon weighted average shares outstanding during the year.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D10

Financial Highlights
(Unaudited)


                                                         SP Jennison International Growth Portfolio
                                                    -------------------------------------------------
                                                                          Class II
                                                    -------------------------------------------------
                                                     Six Months                        October 4, 2000(a)
                                                        Ended          Year Ended           through
                                                    June 30, 2002 December 31, 2001(g) December 31, 2000
                                                    ------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...............    $ 5.43           $  8.48             $  9.79
                                                       ------           -------             -------
Income From Investment Operations:
Net investment income (loss).......................      0.01                --(f)               --(f)
Net realized and unrealized (losses) on investments     (0.33)            (3.04)              (1.31)
                                                       ------           -------             -------
   Total from investment operations................     (0.32)            (3.04)              (1.31)
                                                       ------           -------             -------
Less Distributions:
Tax return of capital distributions................        --             (0.01)                 --
                                                       ------           -------             -------
Net Asset Value, end of period.....................    $ 5.11           $  5.43             $  8.48
                                                       ======           =======             =======
Total Investment Return(b).........................     (5.71)%          (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)............    $ 23.5           $  14.9             $   2.7
Ratios to average net assets(d)....................
  Expenses.........................................      1.64%(c)          1.64%               1.64%(c)
  Net investment income (loss).....................      0.40%(c)         (0.03)%                --%(c)
Portfolio turnover rate............................        57%(e)            86%                 12%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment income (loss) ratios would have been 1.70% and 0.34%, respectively, for the six months ended June 30, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Calculated based upon weighted average shares outstanding during the year.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D11

Financial Highlights
(Unaudited)



                                                                      SP Large Cap Value Portfolio
                                                          -------------------------------------------------
                                                           Six Months                     September 22, 2000(a)
                                                              Ended        Year Ended            through
                                                          June 30, 2002 December 31, 2001   December 31, 2000
                                                          ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................    $ 9.44          $10.44              $10.00
                                                             ------          ------              ------
Income From Investment Operations:
Net investment income....................................       .04            0.09                0.04
Net realized and unrealized gains (losses) on investments      (.53)          (0.99)               0.44
                                                             ------          ------              ------
   Total from investment operations......................     (0.49)          (0.90)               0.48
                                                             ------          ------              ------
Less Distributions:
Dividends from net investment income.....................        --           (0.10)              (0.04)
Distributions in excess of net investment income.........        --              --                 -- (e)
                                                             ------          ------              ------
   Total distributions...................................        --           (0.10)              (0.04)
                                                             ------          ------              ------
Net Asset Value, end of period...........................    $ 8.95          $ 9.44              $10.44
                                                             ======          ======              ======
Total Investment Return(b)...............................     (5.30)%         (8.65)%              4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................    $ 36.0          $ 23.7              $  3.9
Ratios to average net assets:(d)
  Expenses...............................................      0.90%(c)        0.90%               0.90%(c)
  Net investment income..................................      0.94%(c)        1.18%               1.60%(c)
Portfolio turnover rate..................................        63%(f)          61%                 13%(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment income (loss) ratios would have been 1.38% and 0.46%, respectively, for the period six months June 30, 2002 and 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)Less than $0.005 per share.

(f)Not annualized.

                                                          SP MFS Capital Opportunities Portfolio
                                                  --------------------------------------------------
                                                   Six Months                      September 22, 2000(a)
                                                      Ended         Year Ended            through
                                                  June 30, 2002  December 31, 2001   December 31, 2000
                                                  -------------  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  7.01          $  9.15             $10.00
                                                     -------          -------             ------
Income From Investment Operations:
Net investment income (loss).....................        (--)(f)          (--)(f)           0.01
Net realized and unrealized losses on investments      (1.35)           (2.13)             (0.85)
                                                     -------          -------             ------
   Total from investment operations..............      (1.35)           (2.13)             (0.84)
                                                     -------          -------             ------
Less Distributions:
Dividends from net investment income.............         --            (0.01)             (0.01)
                                                     -------          -------             ------
Net Asset Value, end of period...................    $  5.66          $  7.01             $ 9.15
                                                     =======          =======             ======
Total Investment Return(b).......................     (19.26)%         (23.28)%            (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   9.6          $   8.2             $  4.3
Ratios to average net assets:(d)
  Expenses.......................................       1.00%(c)         1.00%              1.00%(c)
  Net investment income..........................       0.06%(c)          (--)%(g)          0.40%(c)
Portfolio turnover rate..........................         33%(e)           99%                25%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 2.13% and (1.07)%, respectively, for the six months ended June 30, 2002 and 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Less than $0.005%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D12

Financial Highlights
(Unaudited)


                                                              SP MFS Mid-Cap Growth Portfolio
                                                  ---------------------------------------------------
                                                   Six Months                       September 22, 2000(a)
                                                      Ended          Year Ended            through
                                                  June 30, 2002   December 31, 2001   December 31, 2000
                                                  -------------   ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  7.62           $  9.69             $10.00
                                                     -------           -------             ------
Income From Investment Operations:
Net investment income (loss).....................      (0.02)            (0.01)              0.02
Net realized and unrealized losses on investments      (2.92)            (2.01)             (0.25)
                                                     -------           -------             ------
   Total from investment operations..............      (2.94)            (2.02)             (0.23)
                                                     -------           -------             ------
Less Distributions:
Dividends from net investment income.............         --             (0.01)             (0.02)
Distributions from net realized gains............         --             (0.04)             (0.06)
                                                     -------           -------             ------
   Total distributions...........................         --             (0.05)             (0.08)
                                                     -------           -------             ------
Net Asset Value, end of period...................    $  4.68           $  7.62             $ 9.69
                                                     =======           =======             ======
Total Investment Return(b).......................     (38.58)%          (20.93)%            (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $  15.6           $  15.9             $  5.6
Ratios to average net assets:(d)
  Expenses.......................................       1.00 %(c)         1.00 %             1.00%(c)
  Net investment income..........................      (0.63)%(c)        (0.20)%             1.16%(c)
Portfolio turnover rate..........................         59 %(e)           93 %               27%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.50% and (1.13)%, respectively, for the six months ended June 30, 2002 and 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                                                                      SP PIMCO High Yield Portfolio
                                                          -------------------------------------------------
                                                           Six Months                     September 22, 2000(a)
                                                              Ended        Year Ended            through
                                                          June 30, 2002 December 31, 2001   December 31, 2000
                                                          ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................    $ 9.81          $10.02              $10.00
                                                             ------          ------              ------
Income From Investment Operations:
Net investment income....................................      0.03            0.59                0.17
Net realized and unrealized gains (losses) on investments     (0.34)          (0.21)               0.02
                                                             ------          ------              ------
   Total from investment operations......................     (0.31)           0.38                0.19
                                                             ------          ------              ------
Less Distributions:
Dividends from net investment income.....................     (0.30)          (0.59)              (0.16)
Distributions from net realized gains....................        --              --               (0.01)
Distributions in excess of net realized capital gains....        --              --                 -- (d)
                                                             ------          ------              ------
   Total distributions...................................     (0.30)          (0.59)              (0.17)
                                                             ------          ------              ------
Net Asset Value, end of period...........................    $ 9.20          $ 9.81              $10.02
                                                             ======          ======              ======
Total Investment Return(b)...............................     (3.24)%          3.97%               1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................    $ 79.1          $ 52.0              $  8.0
Ratios to average net assets:(e).........................
  Expenses...............................................      0.82%(c)        0.82%               0.82%(c)
  Net investment income..................................      7.44%(c)        7.44%               7.78%(c)
Portfolio turnover rate..................................        60%(f)         105%                 88%(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 0.83% and 7.43%, respectively, for the six months ended June 30, 2002 and 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D13

Financial Highlights
(Unaudited)


                                                            SP PIMCO Total Return Portfolio
                                                 ----------------------------------------------
                                                  Six Months                     September 22, 2000(a)
                                                     Ended        Year Ended            through
                                                 June 30, 2002 December 31, 2001   December 31, 2000
                                                 ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............    $10.70          $10.40              $10.00
                                                    ------          ------              ------
Income From Investment Operations:
Net investment income...........................      0.12            0.32                0.13
Net realized and unrealized gains on investments      0.21            0.57                0.39
                                                    ------          ------              ------
   Total from investment operations.............      0.33            0.89                0.52
                                                    ------          ------              ------
Less Distributions:
Dividends from net investment income............     (0.13)          (0.34)              (0.11)
Distributions from net realized gains...........       -- (f)        (0.25)              (0.01)
                                                    ------          ------              ------
   Total distributions..........................     (0.13)          (0.59)              (0.12)
                                                    ------          ------              ------
Net Asset Value, end of period..................    $10.90          $10.70              $10.40
                                                    ======          ======              ======
Total Investment Return(b)......................      3.08%           8.66%               5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........    $279.3          $147.0              $ 10.7
Ratios to average net assets:(e)
  Expenses......................................      0.70%(c)        0.76%(d)            0.76%(c)(d)
  Net investment income.........................      2.84%(c)        3.69%(d)            5.94%(c)(d)
Portfolio turnover rate.........................       254%(e)         718%                239%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been, 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                                                              SP Prudential U.S. Emerging Growth Portfolio
                                        ------------------------------------------------------------------------------------
                                                                Class I                                     Class II
                                        ---------------------------------------------------     ----------------------------
                                         Six Months                       September 22, 2000(a)  Six Months      July 9, 2001(b)
                                            Ended          Year Ended            through            Ended            through
                                        June 30, 2002   December 31, 2001   December 31, 2000   June 30, 2002   December 31, 2001
                                        -------------   ----------------- --------------------- -------------   -----------------
Per Share Operating Performance:
Net Asset Value, beginning of period...    $  6.89           $  8.38             $ 10.00           $  6.88           $ 7.56
                                           -------           -------             -------           -------           ------
Income From Investment Operations:
Net investment income (loss)...........      (0.01)            (0.01)               0.01             (0.02)           (0.01)
Net realized and unrealized losses on
 investments...........................      (1.63)            (1.48)              (1.62)            (1.63)           (0.67)
                                           -------           -------             -------           -------           ------
   Total from investment operations....      (1.64)            (1.49)              (1.61)            (1.65)           (0.68)
                                           -------           -------             -------           -------           ------
Less Dividends:
Dividends from net investment income...         --                --               (0.01)               --               --
                                           -------           -------             -------           -------           ------
Net Asset Value, end of period.........    $  5.25           $  6.89             $  8.38           $  5.23           $ 6.88
                                           =======           =======             =======           =======           ======
Total Investment Return(c).............     (23.80)%          (17.78)%            (16.11)%          (23.98)%          (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)    $  40.7           $  31.2             $   6.4           $   0.3           $  0.2
Ratios to average net assets:(e)
  Expenses.............................       0.90%(d)          0.90%               0.90%(d)          1.30%(d)         1.30%(d)
  Net investment income (loss).........      (0.51)%(d)        (0.37)%              0.49%(d)         (0.93)%(d)       (0.87)%(d)
Portfolio turnover rate................        160%(f)           258%                 82%(f)           160%(f)          258%(f)

(a)Commencement of operations.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 0.91% and (0.53)%, respectively, for Class I and 1.31% and (0.93)% respectively, for Class II for the six months ended June 30, 2002 and 1.41% and (0.88)% respectively, for Class I and 1.81% and (1.38)%, respectively, for Class II for the period ended December 31, 2001 and 4.26% and (2.87)%, respectively, for Class I for the period ended December 31, 2000.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D14

Financial Highlights
(Unaudited)


                                                           SP Small/Mid Cap Value Portfolio
                                                 -------------------------------------------------
                                                  Six Months                     September 22, 2000(a)
                                                     Ended        Year Ended            through
                                                 June 30, 2002 December 31, 2001   December 31, 2000
                                                 ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............    $11.36          $11.13              $10.00
                                                    ------          ------              ------
Income From Investment Operations:
Net investment income...........................      0.03            0.08                0.03
Net realized and unrealized gains on investments      0.29            0.26                1.10
                                                    ------          ------              ------
   Total from investment operations.............      0.32            0.34                1.13
                                                    ------          ------              ------
Less Dividends:
Dividends from net investment income............        --           (0.11)                -- (b)
                                                    ------          ------              ------
Net Asset Value, end of period..................    $11.68          $11.36              $11.13
                                                    ======          ======              ======
Total Investment Return(c)......................      2.82%           3.11%              11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........    $ 87.1          $ 47.4              $  6.1
Ratios to average net assets:(e)
  Expenses......................................      1.05%(d)        1.05%               1.05%(d)
  Net investment income.........................      0.60%(d)        1.08%               1.79%(d)
Portfolio turnover rate.........................        42%(f)          89%                 18%(f)

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.10% and 0.55%, respectively, for the six months ended June 30, 2002 and 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                                                        SP Strategic Partners Focused Growth Portfolio
                                                  ------------------------------------------------------
                                                                           Class I
                                                  ------------------------------------------------------
                                                   Six Months                          September 22, 2000(a)
                                                      Ended            Year Ended             through
                                                  June 30, 2002   December 31, 2001(g)   December 31, 2000
                                                  -------------   -------------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  6.73            $  7.94               $ 10.00
                                                     -------            -------               -------
Income From Investment Operations:
Net investment income (loss).....................      (0.01)             (0.01)                  -- (f)
Net realized and unrealized losses on investments      (0.97)             (1.20)                (2.06)
                                                     -------            -------               -------
   Total from investment operations..............      (0.98)             (1.21)                (2.06)
                                                     -------            -------               -------
Less Distributions:
Dividends from net investment income.............         --                 --                    --
                                                     -------            -------               -------
Net Asset Value, end of period...................    $  5.75            $  6.73               $  7.94
                                                     =======            =======               =======
Total Investment Return(b).......................     (14.56)%           (15.32)%              (20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   9.7            $   7.7               $   5.9
Ratios to average net assets:(d)
  Expenses.......................................       1.01%(c)           1.01%                 1.01%(c)
  Net investment income (loss)...................      (0.31)%(c)         (0.16)%                0.18%(c)
Portfolio turnover rate..........................         26%(e)            116%                   37%(e)

(a)Commencement of offering of Class I shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.08% and (1.39)%, respectively, for the six months ended June 30, 2002 and 2.61% and (1.76)% respectively, for the year ended December 31, 2001 and 3.88% and (2.69)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Calculated based upon weighted average shares outstanding during the period.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D15

Financial Highlights
(Unaudited)


                                                     SP Strategic Partners Focused
                                                            Growth Portfolio
                                                  -------------------------------
                                                                Class II
                                                  -------------------------------
                                                   Six Months     January 12, 2001(a)
                                                      Ended             through
                                                  June 30, 2002   December 31, 2001(f)
                                                  -------------   --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  6.70            $  8.43
                                                     -------            -------
Income From Investment Operations:
Net investment loss..............................      (0.01)             (0.03)
Net realized and unrealized losses on investments      (0.98)             (1.70)
                                                     -------            -------
   Total from investment operations..............      (0.99)             (1.73)
                                                     -------            -------
Less Distributions:
Dividends from net investment income.............         --                 --
                                                     -------            -------
Net Asset Value, end of period...................    $  5.71            $  6.70
                                                     =======            =======
Total Investment Return(b).......................     (14.78)%           (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   3.3            $   2.0
Ratios to average net assets:(d)
  Expenses.......................................       1.41%(c)           1.41%(c)
  Net investment loss............................      (0.70)%(c)         (0.58)%(c)
Portfolio turnover rate..........................         26%(e)            116%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.48% and (1.80)%, respectively, for the six months ended June 30, 2002 and 3.01% and (2.18)%, respectively, for the period ended December 31, 2001.

(e)Not annualized.

(f)Calculated based upon weighted average shares outstanding during the period.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D16

Financial Highlights
(Unaudited)


                                                                                Stock Index Portfolio
                                                          ----------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    --------------------------------------------------
                                                              2002         2001       2000      1999      1998      1997
                                                          ----------    --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  31.64     $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                           --------     --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................      0.17         0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments     (4.34)       (5.05)     (4.37)      7.23      8.11      7.34
                                                           --------     --------   --------   --------  --------  --------
   Total from investment operations......................     (4.17)       (4.69)     (4.01)      7.67      8.53      7.77
                                                           --------     --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.01)       (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................     (0.22)       (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                           --------     --------   --------   --------  --------  --------
   Total distributions...................................     (0.23)       (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                           --------     --------   --------   --------  --------  --------
Net Asset Value, end of period...........................  $  27.24     $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                           ========     ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (13.26)%     (12.05)%    (9.03)%    20.54%    28.42%    32.83%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $2,816.1     $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................      0.37%(b)     0.39%      0.39%      0.39%     0.37%     0.37%
  Net investment income..................................      1.11%(b)     1.02%      0.83%      1.09%     1.25%     1.55%
Portfolio turnover rate..................................         1%(c)        3%         7%         2%        3%        5%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Not Annualized.

                                                                                   Value Portfolio
                                              ----------------------------------------------------------------
                                                                          Class I
                                              ---------------------------------------------------------------
                                                  Six
                                                 Months                        Year Ended
                                                 Ended                        December 31,
                                                June 30,   --------------------------------------------------
                                                  2002        2001      2000      1999       1998      1997
                                              --------     --------   --------  --------  --------   --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  17.91     $  20.46   $  19.52  $  20.03  $  22.39   $  18.51
                                              --------     --------   --------  --------  --------   --------
Income From Investment Operations:
Net investment income........................     0.11         0.25       0.46      0.51      0.56       0.61
Net realized and unrealized gains (losses) on
 investments.................................    (2.02)       (0.69)      2.45      1.89     (1.03)      6.06
                                              --------     --------   --------  --------  --------   --------
   Total from investment operations..........    (1.91)       (0.44)      2.91      2.40     (0.47)      6.67
                                              --------     --------   --------  --------  --------   --------
Less Distributions:
Dividends from net investment income.........       --(d)     (0.30)     (0.44)    (0.50)    (0.59)     (0.57)
Distributions from net realized gains........       --        (1.81)     (1.53)    (2.41)    (1.30)     (2.22)
                                              --------     --------   --------  --------  --------   --------
   Total distributions.......................       --(d)     (2.11)     (1.97)    (2.91)    (1.89)     (2.79)
                                              --------     --------   --------  --------  --------   --------
Net asset value, end of period............... $  16.00     $  17.91   $  20.46  $  19.52  $  20.03   $  22.39
                                              ========     ========   ========  ========  ========   ========
Total Investment Return(a)...................   (10.65)%      (2.08)%    15.59%     2.52%    (2.38)%    36.61%
Ratios/Supplement Data:
Net assets, end of period (in millions)...... $1,551.8     $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8
Ratios to average net assets:
  Expenses...................................     0.44%(b)     0.44%      0.45%     0.42%     0.42%      0.41%
  Net investment income......................     1.22%(b)     1.32%      2.31%     2.34%     2.54%      2.90%
Portfolio turnover rate......................       37%(c)      175%        85%       16%       20%        38%


                                                      Class II
                                              ---------------------
                                                 Six        May 14,
                                                Months      2001(e)
                                                Ended       through
                                               June 30,   December 31,
                                                 2002         2001
                                              --------    ------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $ 17.91        $19.79
                                              -------        ------
Income From Investment Operations:
Net investment income........................    0.06          0.12
Net realized and unrealized gains (losses) on
 investments.................................   (2.00)        (1.01)
                                              -------        ------
   Total from investment operations..........   (1.94)        (0.89)
                                              -------        ------
Less Distributions:
Dividends from net investment income.........      --         (0.14)
Distributions from net realized gains........      --         (0.85)
                                              -------        ------
   Total distributions.......................      --         (0.99)
                                              -------        ------
Net asset value, end of period............... $ 15.97        $17.91
                                              =======        ======
Total Investment Return(a)...................  (10.83)%       (4.34)%
Ratios/Supplement Data:
Net assets, end of period (in millions)...... $   1.6        $  1.1
Ratios to average net assets:
  Expenses...................................    0.84%(b)      0.84%(b)
  Net investment income......................    0.85%(b)      0.94%(b)
Portfolio turnover rate......................      37%(c)       175%(c)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b)Annualized.
(c)Not Annualized.
(d)Less than $0.005 per share.
(e)Commencement of offering of Class II shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D17

                       The Prudential Series Fund, Inc.
                               Semiannual Report
                                 June 30, 2002

Board of Directors

Eugene C. Dorsey
Retired President,
Chief Executive Officer and Trustee,
Gannett Foundation (now Freedom Forum)

Saul K. Fenster, Ph.D.
President,
New Jersey Institute of Technology

Delayne Dedrick Gold
Marketing Consultant

Robert F. Gunia
Executive Vice President and
Chief Administrative Officer,
Prudential Investments LLC

Robert E. LaBlanc
President,
Robert E. LaBlanc Associates, Inc.

Douglas H. McCorkindale
Chairman, Chief Executive Officer and President,
Gannett Co., Inc.

W. Scott McDonald, Jr., Ph.D.
Vice President,
Kaludis Consulting Group, Inc.

Thomas T. Mooney
President,
Greater Rochester Metro
Chamber of Commerce

Stephen P. Munn
Chairman of the Board and Director,
Carlisle Companies, Inc.

David R. Odenath, Jr.
President, Chief Executive Officer
and Chief Operating Officer,
Prudential Investments LLC

Richard A. Redeker
Former Management Consultant, Invesmart, Inc.

Judy A. Rice
Executive Vice President,
Prudential Investments LLC

Robin B. Smith
Chairman and Chief Executive Officer,
Publishers Clearing House

Stephen Stoneburn
President and Chief Executive Officer,
Quadrant Media Corp.

Nancy H. Teeters
Economist, former Vice President and
Chief Economist,
International Business Machines Corporation

Joseph Weber, Ph.D.
Vice President, Finance,
Interclass (international corporate learning)

Louis A. Weil, III
Former Chairman, President and Chief Executive Officer and Director, Central Newspapers, Inc.

Clay T. Whitehead
President,
National Exchange Inc.

                                      E1

Annuities have limitations, withdrawal charges, and terms for keeping them in force. For costs and complete details of coverage, call your licensed financial professional. Strategic Partners Annuity One, Strategic Partners Select, Strategic Partners Advisor, and Strategic Partners FlexElite are variable annuities issued by Pruco Life Insurance Company (in New York, issued by Pruco Life Insurance Company of New Jersey), both located at 213 Washington Street, Newark, NJ 07102-2992, and distributed through Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations.

Strategic Partners Annuity One contract #VBON-2000-OR and VDCA-2000-OR. Strategic Partners Select contract #VFM-96-OR. Strategic Partners Advisor contract #VFLX-99-OR. Strategic Partners FlexElite contract #VFLX-2002-L-OR. Not available in all states.

All guarantees are based on the claims-paying ability of the issuer. The guarantees do not apply to an investment in performance or the safety of the underlying portfolios in the variable annuity.

Tax deferral is not exclusive to annuities. Tax deferral is also provided by an Individual Retirement Account and other qualified retirement plans. An annuity contract should be used to fund a qualified retirement plan to benefit from the annuity's features other than tax deferral, including the lifetime income payout option, the death benefit protection, and for variable annuities, the ability to transfer among investment options without sales or withdrawal charges.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or "opt out" of householding at any time.

For online access to your policy information, visit www.prudential.com.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

                  -------------------------------------------------------
ANNUITIES ARE:    NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE
                  -------------------------------------------------------

[LOGO]

                                                             ------------
Prudential Annuity Service Center                             Presorted
PO Box 13467                                                   Standard
Philadelphia, PA 19101                                       U.S. Postage
                                                                 PAID
Address Service Requested                                     Prudential
                                                             ------------







Strategic Partners Annuity One--ORD01037
Strategic Partners Select--ORD01036
Strategic Partners Advisor--ORD01034
Strategic Partners FlexElite--ORD01112
IFS-A072894 Ed. 06/30/2002

VARIABLE ANNUITY                          SEMIANNUAL REPORT    JUNE 30, 2002
--------------------------------------------------------------------------------


                                                Pruco Life's Discovery Select(R)
                                                Pruco Life's Discovery Choice(R)



                                VARIABLE ANNUITIES

                                . Pruco Life's Discovery Select(R)
                                . Pruco Life of New Jersey's Discovery Select(R) . Pruco Life's Discovery Choice(R)
                                . Pruco Life of New Jersey's Discovery Choice(R)




Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey
213 Washington Street, Newark, NJ 07102-2992

IFS-A072892                                         [LOGO] Prudential Financial

This report includes the financial statements of the variable investment options in the Discovery Select(R) Variable Annuity and Discovery Choice(R) Variable Annuity. It does not include the financial statements for your separate account. Discovery Select Variable Annuity was first offered to the public on October 7, 1996. Discovery Choice Variable Annuity was first offered on November 1, 1999.

--------------------------------------------------------------------------------

IMPORTANT NOTE

This report may be used with the public only when preceded or accompanied by current prospectuses for the Discovery Select Variable Annuity, the Discovery Choice Variable Annuity, and the current Monthly Performance Review. The Monthly Performance Review reflects the reinvestment of all dividends and capital gains, and the deduction of investment management fees, expenses, and product-related insurance charges. It also provides returns that are net of all contract charges, including applicable surrender or withdrawal charges.

The prospectuses contain complete details on risks, charges, and expenses for the Discovery Select and Discovery Choice Variable Annuities and the variable investment options. Read the prospectuses carefully prior to investing or sending money.

Like most annuity contracts, Discovery Select and Discovery Choice Variable Annuities contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional will be glad to provide you with costs and complete details.

All data from the outside companies was provided to Prudential Financial from the fund directly. Prudential Financial does not guarantee the accuracy or completeness thereof.

The accompanying financial statements as of June 30, 2002, were not audited, and accordingly, no opinion is expressed on them.

                        The Prudential Series Fund, Inc.

                      Supplement dated August 29, 2002 to
                         Prospectus, dated May 1, 2002

--------------------------------------------------------------------------------

                     SP Alliance Large Cap Growth Portfolio

   The following supplements the section of the prospectus entitled "How the Portfolios Invest--Investment Objectives and Policies:"

   The Portfolio usually invests in about 40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio's investable assets. Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

--------------------------------------------------------------------------------

                        SP MFS Mid-Cap Growth Portfolio

   The following supplements the section of the prospectus entitled "Portfolio Managers:"

   The Portfolio is managed by a team. MFS Senior Vice President Mark Regan, who had been a co-manager for the Portfolio, retired effective June 30, 2002. David Sette-Ducati will continue as a member of the management team.

   Eric Fischman joined the management team during April 2002. Mr. Fischman is a Senior Vice President of MFS. Mr. Fischman joined MFS as a research analyst during 2000 and was named a portfolio manager in April 2002. He earned an M.B.A. degree from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. From 1998 to 2000, Mr. Fischman served as an equity research analyst at State Street Research. Prior to that, he served as an equity research analyst at Dreyfus Corporation. Mr. Fischman also holds the Chartered Financial Analyst (CFA) designation.

--------------------------------------------------------------------------------

                   SP INVESCO Small Company Growth Portfolio

   The following supplements the section of the Prospectus entitled "Portfolio Managers:"

   The following individuals are primarily responsible for the day-to-day management of the Portfolio's holdings:

   Stacie L. Cowell, a senior vice president of INVESCO, is the lead portfolio manager of the Portfolio. Before joining INVESCO in 1997, Stacie was senior equity analyst with Founders Asset Management and a capital markets and trading analyst with Chase Manhattan Bank in New York She is a CFA charterholder. Stacie holds an M.S. in Finance from the University of Colorado and a B.A. in Economics from Colgate University.

   Cameron Cooke is the co-portfolio manager of the Portfolio. Mr. Cooke joined the investment division of INVESCO in 2000. Prior to joining INVESCO, Cameron was a senior equity analyst at Wells Capital Management. Mr. Cooke holds a B.A. in economics from the University of North Carolina at Chapel Hill.

Variable Annuity                            Semiannual Report    June 30, 2002
--------------------------------------------------------------------------------

Table of Contents


   Letter to Contract Owners

..  THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

   Diversified Bond Portfolio
   Diversified Conservative Growth Portfolio
   Equity Portfolio
   Global Portfolio
   High Yield Bond Portfolio
   Jennison Portfolio
   Jennison 20/20 Focus Portfolio
   Money Market Portfolio
   Small Capitalization Stock Portfolio
   SP Aggressive Growth Asset Allocation Portfolio
   SP Alliance Technology Portfolio
   SP Balanced Asset Allocation Portfolio
   SP Conservative Asset Allocation Portfolio
   SP Growth Asset Allocation Portfolio
   SP INVESCO Small Company Growth Portfolio
   SP Jennison International Growth Portfolio
   SP Large Cap Value Portfolio
   SP MFS Capital Opportunities Portfolio
   SP MFS Mid Cap Growth Portfolio
   SP PIMCO Total Return Portfolio
   SP Prudential U.S. Emerging Growth Portfolio
   SP Small/Mid-Cap Value Portfolio
   SP Strategic Partners Focused Growth Portfolio
   Stock Index Portfolio
   Value Portfolio

..  A I M VARIABLE INSURANCE FUNDS, INC.

   A I M V.I. Core Equity Fund
   A I M V.I. Premier Fund

..  ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

   Alliance Premier Growth Portfolio

..  AMERICAN CENTURY VARIABLE PORTFOLIO

   American Century VP Value Fund

..  CREDIT SUISSE

   Global Post-Venture Capital Portfolio

..  DAVIS VARIABLE ACCOUNT FUND, INC.

   Davis Value Portfolio

..  FRANKLIN(R) TEMPLETON(R) VARIABLE INSURANCE PRODUCTS TRUST

   Franklin(R) Small Cap Fund--Class II

..  JANUS ASPEN SERIES

   Janus Aspen Growth Portfolio
   Janus Aspen International Growth Portfolio

..  MFS(R) VARIABLE INSURANCE TRUST(SM)

   MFS(R) Emerging Growth Series
   MFS(R) Research Series


..  OPCAP ADVISORS

   OCC Accumulation Trust-Managed Portfolio
   OCC Accumulation Trust Small Cap Portfolio


..  T. ROWE PRICE INTERNATIONAL SERVICES, INC.

   T. Rowe Price Equity Income Portfolio
   T. Rowe Price International Stock Portfolio


This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract that you have chosen. Please refer to your annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund, Inc.            Semiannual Report  June 30, 2002
--------------------------------------------------------------------------------

Letter to Contract Owners


..  DEAR CONTRACT OWNER,

This semiannual report reviews the investment strategies and performance of the portfolios available in your Prudential Financial variable life insurance or variable annuity contract.

.. A TOUGH ENVIRONMENT FOR INVESTORS

The first six months of 2002 were the most difficult market conditions for investors in a generation. The U.S. stock markets remained unsettled as the threat of terrorism, uncertainty about profit forecasts, and a string of accounting and corporate governance issues took their toll, and the period ended on a declining note.

.. CONFIDENCE IN OUR FINANCIAL MARKETS

It is in the interest of all business leaders, particularly those in investment-related firms, to help restore and maintain confidence in our financial markets. Despite the damage done by the poor judgment of some corporate officers, there remain many good, well-managed companies producing quality products and services in an atmosphere of honest competition. We continue to believe that investing in these companies through your contract is not only an investment in the strength of our economy, but also offers the best potential for reaching your financial goals.

.. STAY FOCUSED ON YOUR LONG-TERM GOALS

We recommend that individual investors stay focused on their goals, time horizons, and tolerance for price fluctuations, and try not to be distracted by these passing events. Regardless of their place in history, they are not necessarily relevant to the decisions you make to secure your financial future.

If you are uncertain about your long-term investment strategy, we recommend that you seek the guidance of your financial professional. This is an ideal time to review and confirm your strategy, or make adjustments if necessary. Thank you for your continued confidence in the Prudential Series Fund, Inc.

Sincerely,

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.

July 31, 2002

[PHOTO]

CHAIRMAN
DAVID R. ODENATH, JR.

We recommend that individual investors stay focused on their goals, time horizons, and tolerance for price fluctuations, and try not to be distracted by these passing events. Regardless of their place in history, they are not necessarily relevant to the decisions you make to secure your financial future.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
Diversified Bond Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

"In the high-grade corporate bond market, overall credit quality has begun to improve as firms focus on repairing their balance sheets. Nevertheless, relative performance in the corporate bond market near term will hinge more on avoiding credit quality debacles than on investing in the next winner.

"The key question is whether the greatest risks in the corporate bond market lie in the distressed sectors that may not have hit bottom or in the consumer sectors, such as retailing, that so far have breezed through 2002. We argue that the latter may be more vulnerable at this point, particularly if consumer spending declines."


.. PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month     1-Year    3-Year   5-Year   10-Year

Diversified Bond Portfolio/1/                       1.44%     3.07%     6.32%    5.72%    6.78%

Lehman Brothers Aggregate Bond Index/2/             3.79%     8.63%     8.11%    7.57%    7.35%

Lipper (VIP) Corporate Debt Funds BBB-Rated
Average/3/                                          2.12%     6.11%     6.22%    6.03%    7.06%
-------------------------------------------------------------------------------------------------

Diversified Bond Portfolio inception date: 5/13/1983.

The Diversified Bond Portfolio returned 1.44% and underperformed its Lipper Average for the six-month period ended June 30, 2002. The Portfolio's relative performance suffered because some bonds held by the Portfolio experienced dramatic deteriorations in their credit quality.

                                    [CHART]

                         $10,000 INVESTED OVER 10 YEARS

                               Diversified Bond      Lehman Brothers
                                  Portfolio       Aggregate Bond Index
                                  ---------       --------------------

             06/30/1992           10,000.00            10,000.00
             06/30/1993           11,190.91            11,178.36
             06/30/1994           11,055.32            11,032.91
             06/30/1995           12,465.66            12,417.24
             06/30/1996           13,221.60            13,040.16
             06/30/1997           14,594.01            14,102.94
             06/30/1998           15,894.53            15,589.67
             06/30/1999           16,040.38            16,080.13
             06/30/2000           16,642.12            16,814.19
             06/30/2001           18,702.76            18,702.17
             06/30/2002           19,276.06            20,315.53

             $19,276 Diversified Bond Portfolio
            .$20,316 Lehman Brothers Aggregate Bond
             Index

.. PERFORMANCE REVIEW

The high-grade U.S. corporate bond market was hard hit in the second quarter of 2002 by news of malfeasance at certain high-profile companies in the telecommunications, cable, media, electric generation and pipeline industries. Revelations of accounting scandals at a single firm traumatized entire sectors as skittish investors refused to believe that problems were isolated. The resulting flight to quality to the bonds of relatively safe companies in the retailing, auto, and railroad sectors created a divided and volatile high-grade corporate bond market.

The Portfolio's exposure to the bonds of telecom giants WorldCom, Qwest, and AT&T hurt its relative performance. In the second quarter of 2002, we sold the Portfolio's WorldCom bonds, reduced its holdings in Qwest Communications, and trimmed its exposure to AT&T. Some of the Portfolio's high yield corporate bonds also hurt its relative performance, such as those of Nextel and the now bankrupt cable company Adelphia Communications. We sold both positions during the spring of 2002.

On the other hand, we increased the Portfolio's exposure to mortgage-backed securities during the first half of 2002, using proceeds from the sale of some of its high-grade corporate bonds and U.S. Treasury securities. Mortgage-backed issues performed well for the six-month period as many investors viewed them as alternative investments to high-grade corporate bonds.

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

/3/The Lipper (VIP) Corporate Debt Funds BBB-Rated Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.           Semiannual Report    June 30, 2002
--------------------------------------------------------------------------------
Diversified Conservative Growth Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.; EARNEST PARTNERS, LLC; FRANKLIN ADVISERS, INC; JENNISON ASSOCIATES LLC; and PACIFIC INTERNATIONAL MANAGEMENT COMPANY

The Diversified Conservative Growth Portfolio is a traditional conservative asset allocation of 60% fixed income and 40% U.S. bonds, broadly diversified over the bond and stock markets.

.. PERFORMANCE SUMMARY
-------------------------------------------------------------------------------------------------------
                                                             Six
Average Annual Total Return Percentages (%)                 Month    1-Year   3-Year   5-Year  Life

Diversified Conservative Growth Portfolio/1/                -4.97%    -3.84%   1.83%     N/A     1.92%

S&P 500 Index/2/                                           -13.15%   -17.98%  -9.17%    3.67%   -7.84%

Diversified Conservative Growth Custom Blended Index/3/     -4.96%    -4.74%   0.16%    4.99%    0.38%

Lipper (VIP) Income Funds Average/4/                        -3.60%    -3.81%   0.69%    2.74%    0.46%
-------------------------------------------------------------------------------------------------------

Diversified Conservative Growth Portfolio inception date: 5/3/1999.

The Diversified Conservative Growth Portfolios -4.97% return was almost identical to the performance of its Custom Blended Index, a blend of the benchmarks for its various components in the same proportions as the Portfolio's asset allocation. This was a poor market for stocks, and particularly for growth stocks. Their steep decline pulled down the Portfolio's return. It trailed the Lipper (VIP) Income Funds Average probably because most portfolios in the Average have a smaller allocation or no allocation to growth stocks.

                                    [CHART]

                        $10,00 Invested Since Inception*

                   Diversified
                  Conservative
                     Growth
                    Portfolio       S&P 500 Index

04/30/1999          10,000.00        10,000.00
06/30/1999          10,060.00        10,304.53
06/30/2000          10,842.83        11,051.96
06/30/2001          11,044.82         9,413.83
06/30/200           10,621.18         7,721.66

$10,621 Diversified Conservative Growth Portfolio
$7,722 S&P 500 Index

.. PERFORMANCE REVIEW

The heart of the Diversified Conservative Growth Portfolio is the approximately 40% of its assets invested in investment-grade bonds. These bonds turned in a solidly positive return over the six-month period ended June 30, 2002. They trailed their benchmark slightly, primarily because of credit concerns about some corporate bond holdings. High yield ("junk bonds") had a negative return because a series of public restatements of financial reports led investors to be wary of any risk exposure. However, the Portfolio's holdings in the sector substantially outperformed their benchmark.

The Portfolio's small-cap value stocks made a positive contribution to its return, albeit a small one due to their small allocation and significant underperformance of the small-cap value benchmark. Large-cap value stocks not only lagged their benchmark, but also made a negative contribution to the Portfolio's return. Although growth stocks were the worst performing class of equities, both our large- and small-cap growth stock allocations did better than their respective growth benchmarks.

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change which may result in greater share price volatility.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Diversified Conservative Growth Custom Blended Index consists of a blend of the S&P 500 Barra Value Index (15%), the S&P 500 Barra Growth Index (15%), the Russell 2000(R) Value Index (5%), the Russell 2000(R) Growth Index (5%), the Lehman Brothers Aggregate Bond Funds Average (40%), and the Lehman Brothers High Yield Bond Funds Average (20%).

/4/The Lipper (VIP) Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
Equity Portfolio

.. MANAGED BY: GE ASSET MANAGEMENT; JENNISON ASSOCIATES LLC; and SALOMON BROTHERS ASSET MANAGEMENT

The Portfolio's holdings were determined by investment decisions made by several investment advisers independent of one another. This has resulted in a portfolio that held many different stocks representing all the broad economic sectors. The benefits of this strategy are twofold: It provides a level of diversification that may reduce the volatility of the Portfolio's return, and it provides the advantage of active management by carefully selected teams of advisers.


.. PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------------------
                                                    Six                               10-Year/
Average Annual Total Return Percentages (%)        Month    1-Year    3-Year  5-Year    Life
Equity Portfolio Class I/1/                       -11.74%  -16.92%   -7.61%   1.85%    9.99%

Equity Portfolio Class II/1/                      -11.91%  -17.29%   -7.98%    N/A    -6.98%

S&P 500 Index/2/                                  -13.15%  -17.98%   -9.17%   3.67%   11.42%

Russell 1000 Index/3/                             -12.82%  -17.88%   -8.62%   3.90%   11.40%

Lipper (VIP) Large-Cap Core Funds Average/4/      -13.78%  -19.09%   -9.44%   1.96%    9.62%

-----------------------------------------------------------------------------------------------

Equity Portfolio Class I inception date: 5/13/1983. Equity Portfolio Class II inception date: 5/04/1999.

The Equity Portfolio's Class I return for the six-month period ended June 30, 2002, was two percentage points better than the -13.78% Lipper (VIP) Large-Cap Core Funds Average. The Portfolio's Class II shares returned -11.91% for the same period.

                         $10,000 INVESTED OVER 10 YEARS*

[GRAPH]

                  Equity          S&P 500
                Portfolio          Index

06/30/1992      10,000.00        10,000.00
06/30/1993      12,067.08        11,360,59
06/30/1994      12,800.29        11,519.70
06/30/1995      15,639.21        14,518.13
06/30/1996      18,899.93        18,289.89
06/30/1997      23,642.24        24,632.87
06/30/1998      29,265.43        32,065.02
06/30/1999      32,853.13        39,359.31
06/30/2000      30,254.35        42,214.23
06/30/2001      31,189.57        35,957.21
06/30/2002      25,911.78        29,493.77

$25,912 Equity Portfolio
$29,494 S&P 500 Index

.. PERFORMANCE REVIEW

The Portfolio outperformed the steeply declining market in part by avoiding or underweighting several very large poor performers, focusing instead on firms producing commodities or delivering services. Gold stocks were among the largest contributors. Demand for gold increased in the heightened discomfort level after September 11. The unsettled situation in the Middle East and the recovering global economy also focused attention on the need for new energy reserves. The Portfolio's stocks of companies with reserves, such as Amerada Hess and Exxon Mobil, fared well. Producers of other materials (copper, forest products, and chemicals) also made positive contributions to return.

The Portfolio's holding in healthcare managers and hospitals, such as Wellpoint Health, Health Net, and HCA, benefited from improved pricing and industry consolidation. However, clinical and regulatory setbacks caused sharp drops in biotechnology and drug stocks. The Federal Drug administration (FDA) appears to have raised the bar for new drugs. Research-oriented drug companies were among the Portfolio's worst performers, particularly the biotech firm Sepracor.

Many of the Portfolio's largest detractors suffered from the market's post-Enron aversion to companies with very complicated financial structures. American International Group (AIG), Citigroup, and Tyco had grown complex through a long series of acquisitions and mergers. Other detractors were technology companies whose businesses included enterprise-level large-scale projects (Microsoft, IBM, and Intel). They suffered from their customer's uncertainty about their own profit forecasts. Media and advertising companies also were among the Portfolio's largest detractors.

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

/4/The Lipper (VIP) Large-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

*The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. The Class II portfolios have an associated 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Class II portfolio and a 0.15% administration fee.

The Prudential Series Fund, Inc.           Semiannual Report     June 30, 2002
--------------------------------------------------------------------------------
Global Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC

"We continue to look at the prospects in China, where years of economic reforms are now bearing fruit. We are on the lookout for strong companies with which to participate indirectly in its progress, since many local companies remain less than stellar. We also like Mexico because continuous reforms are creating opportunities for highly entrenched businesses to accelerate their earnings growth. We have increased our weighting in Japan, where the economy is showing signs of a rebound."


.. PERFORMANCE SUMMARY
---------------------------------------------------------------------------------------------
                                                 Six
Average Annual Total Return Percentages (%)     Months   1-Year   3-Year   5-Year   10-Year
Global Portfolio/1/                            -13.73%  -22.23%   -7.54%    0.63%     7.80%

MSCI World Index/2/                             -8.82%  -15.22%   -8.82%    0.52%     7.79%

Lipper (VIP) Global Funds Average/3/            -6.95%  -12.59%   -3.54%    3.27%     8.19%

---------------------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/1988.

The Global Portfolio's -13.73% return for the six-month period ended June 30, 2002, was substantially below the Lipper Average of its peers. Although the Portfolio correctly underweighted the United States, its domestic stock selection hurt its return. Underweighting Japan also proved detrimental.

                                    [CHART]

                         $10,000 INVESTED OVER 10 YEARS

                 Global         MSCI World
                Portfolio         Index

06/30/1992      10,000.00       10,000.00
06/30/1993      10,988.98       11,675.29
06/30/1994      13,299.59       12,870.82
06/30/1995      14,404.40       14,243.90
06/30/1996      16,813.18       16,870.64
06/30/1997      20,532.15       20,628.30
06/30/1998      23,302.83       24,141.13
06/30/1999      26,803.05       27,923.53
06/30/2000      35,854.80       31,328.30
06/30/2001      27,236.98       24,969.71
06/30/2002      21,182.98       21,170.33

$21,183 Global Portfolio
$21,170 MSCI World Index

.. PERFORMANCE REVIEW

Advertising (Omnicom) and media stocks, notably AOL Time Warner, were the largest detractors from return. The latter was hurt by the slow development of its broadband (high-speed) services and its saturation of the dial-up Internet market. Nonetheless, it is a strong global competitor, and we expect it to benefit as economic growth recovers.

The continued slowdown in the growth of telecommunications hurt both equipment companies and wireless service companies. Nokia (the global leader in wireless handsets), Cisco Systems (the leading supplier of network routers), and Vodafone (the global leader in wireless services) were among the Portfolio's largest detractors. Excess capacity hurt Vodafone and Cisco, and the delayed introduction of the new generation of interactive wireless services hurt Vodafone and Nokia. We expect the new services to be introduced in Europe later this year.

Drug and biotechnology companies also hurt the Portfolio's performance, particularly MedImmune and Wyeth. MedImmune bought Aviron at a premium to its market price. We think the acquisition was synergistic, creating a strong franchise in infectious diseases. The FDA's review of MedImmune's nasal flu vaccine, announced after the end of our reporting period, required no further studies. The stock bounced up at the news.

The Portfolio had gains on its bank holdings, primarily in Europe, and its energy-related stocks. The energy stocks benefited from uncertainty about the supply of oil from the Middle East. As investors foresaw the need to develop new reserves in other parts of the world, oil field service companies such as Smith International were in greater demand. France's largest integrated oil company, Total Fina Elf, which is generating greater productivity gains than expected, also was a significant contributor.

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East.

/3/The Lipper (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.           Semiannual Report   June 30, 2002
--------------------------------------------------------------------------------
High Yield Bond Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

"We believe high yield, or 'junk bonds,' will generate good returns over the next several years as corporate earning improve, defaults moderate, and the difference between yields on high yield bonds and U.S. Treasuries declines. The Portfolio continues to hold bonds of select firms in the cable and utility industries that we believe have the potential to earn attractive total returns. In fact, we recently increased the Portfolio's exposure to these out-of-favor sectors. Moreover, we are gradually shifting exposure into sectors that exhibit stable-to-improving fundamentals. Recent additions to the Portfolio include bonds of companies in the gaming, lodging, steel, and homebuilding sectors."


..PERFORMANCE SUMMARY
---------------------------------------------------------------------------------------------
                                                     Six
Average Annual Total Return Percentages(%)          Month    1-Year   3-Year  5-Year  10-Year
High Yield Bond Portfolio/1/                        -2.16%   -3.47%   -3.21%  -0.31%   5.33%

Lehman Brothers Corporate High Yield Bond Index/2/  -4.84%   -3.60%   -1.87%   0.95%   5.99%

Lipper (VIP) High Current Yield Funds Average/3/    -3.54%   -3.78%   -3.10%  -0.10%   5.32%

----------------------------------------------------------------------------------------------

High Yield Bond Portfolio inception dated 2/23/1987.

The High Yield Bond Portfolio returned -2.16% for the six-month period ended June 30, 2002, and outperformed its Lipper Average and the Lehman Brothers Corporate High Yield Bond Index.

The negative returns for the six-month reporting period reflect the difficult conditions in the junk bond market, which was hurt primarily by revelations of corporate malfeasance at certain well-known firms.

                         $10,000 INVESTED OVER 10 YEARS

[GRAPH]
                                         Lehman Brothers
                      High Yield          Corporate High
                    Bond Portfolio       Yield Bond Index

6/30/1992              10,000.00            10,000.00
6/30/1993              11,819.72            11,595.04
6/30/1994              12,519.98            12,006.50
6/30/1995              13,488.41            13,667.52
6/30/1996              15,169.96            14,990.67
6/30/1997              17,073.59            17,073.17
6/30/1998              19,302.90            19,012.64
6/30/1999              18,543.10            18,941.13
6/30/2000              18,386.96            18,746.98
6/30/2001              17,416.17            18,566.30
6/30/2002              16,811.87            17,897.46

$16,812 High Yield Bond Portfolio
$17,897 Lehman Brothers Corporate High Yield Bond Index

.. PERFORMANCE REVIEW

During the first quarter of 2002, improving economic conditions in the United States helped the high yield market, although some sectors benefited more than others. However, the high yield market performed poorly in the second quarter of 2002, particularly in June, as investors ignored the economic recovery and reacted to corporate accounting scandals at certain high-profile firms. Investors were also concerned about the level and quality of corporate earnings, and the potential for further acts of terrorism. Many bonds previously rated investment grade were cut to junk bond status. These "fallen angels" weighed heavily on the high yield market.

The Portfolio outperformed its Lipper Average because it had scant exposure to telecommunications bonds, including the fallen angels WorldCom and Qwest. The Portfolio also had little exposure to bonds of the now bankrupt cable company Adelphia Communications. However, because Adelphia's downfall spread gloom throughout the cable sector, the Portfolio's performance was hurt by its exposure to bonds of other cable firms, particularly Cablevision Systems.

Turning from telecom and cable, the Portfolio's relative performance was helped by its selective exposure to metals, healthcare, media companies such as Lin Television, and industrial companies such as Graham Packaging.

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

High yield bonds, also known as "junk bonds," are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lehman Brothers Corporate High Yield Bond Index is an unmanaged index comprised of more than 700 noninvestment-grade bonds.

/3/ The Lipper (VIP) High Current Yield Bond Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
Jennison Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC

"The Portfolio is somewhat conservative in view of the uncertain market. Although we normally pay above-average price/earnings multiples for shares because of the growth potential of the companies in which we invest, we have paid a smaller premium for the stocks now in the Portfolio than is usual for us."


.. PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month    1-Year    3-Year     5-Year     Life
Jennison Portfolio Class I/1/                     -18.78%  -23.74%   -12.21%     3.84%     10.34%

Jennison Portfolio Class II/1/                    -18.97%  -24.07%    N/A        N/A      -24.38%

S&P 500 Index/2/                                  -13.15%  -17.98%    -9.17%     3.67%     11.36%

Russell 1000 Growth Index/2/                      -20.78%  -26.49%   -16.15%    -0.28%      8.37%

Lipper (VIP) Large-Cap Core Funds Average/4/      -18.86%  -26.09%   -12.98%     1.74%      8.76%

---------------------------------------------------------------------------------------------------


Jennison Portfolio Class I inception date: 4/25/1995. Jennison Portfolio Class II inception date: 2/10/2000.

The Jennison Portfolio declined 18.78% (Class I shares) over the six-month period ended June 30, 2002, in line with the Lipper (VIP) Large-Cap Growth Funds Average. The Portfolio's Class II shares returned -18.97% for the same period.

                      $10,000 Invested Since Inception*
[CHART]

                Jennison          S&P 500
                Portfolio        Fund Index

04/30/1995      10,000.00        10,000.00
06/30/1995      11,275.69        10,640.20
06/30/1996      13,494.35        13,404.49
06/30/1997      16,800.97        18,053.20
06/30/1998      22,840.80        23,500.14
06/30/1999      29,972.29        28,846.07
06/30/2000      38,446.62        30,938.41
06/30/2001      26,595.32        26,352.70
06/30/2002      20,281.50        21,615.70


$20,282 Jennison Portfolio
.. $21,616 S&P 500 Index

.. PERFORMANCE REVIEW

The Portfolio's information technology holdings are generally dominant companies in their respective industries-companies that we believe have excellent long-term growth prospects. However, during this reporting period, corporate managers were unwilling to commit to significant capital spending because they had little confidence in their own earnings forecasts. This affected the prospects of the largest technology companies because they are the prime beneficiaries of enterprise-level upgrades. The Portfolio's significant technology commitment, including leading companies such as Intel, International Business Machines
(IBM), and Microsoft, had the largest negative impact on its return. In the healthcare sector, clinical and regulatory setbacks caused sharp drops in biotechnology and drug stocks. The FDA appears to have raised the bar for new drugs, and research-oriented companies are facing tough competition from the manufacturers of generics. The Portfolio's positions in Sepracor, Genentech, and Abbott Laboratories, among others, detracted from its return.

The earnings of the Portfolio's holdings in the investment banking and asset management business were affected by the poor stock market. However, the largest financial detractor was Citigroup. It has grown through a long series of acquisitions, and in the post-Enron environment, investors avoided the stocks of such complicated companies. The Portfolio's media and advertising stocks, including Omnicom, Liberty Media, and Univision Communications, also detracted from its return. They were hurt by loss of confidence in the economic recovery, despite the economic bounce in the first quarter of 2002. The exception was its New York Times position, which rose despite the trend against media stocks.

Also on the positive side, the Portfolio holding in Northrop Grumman, one of only five remaining prime defense contractors, performed well. Bed, Bath & Beyond and Tiffany also were among the positive contributors to return.

--------------------------------------------------------------------------------

* Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

** The graph is based on the performance of Class I Shares. Performance of Class II Shares will be lower due to difference in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II Shares.

/1/ Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/ The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

/4/ The Lipper (VIP) Large-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.             Semiannual Report   June 30, 2002
--------------------------------------------------------------------------------
Jennison 20/20 Focus Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC

"We are focused on sectors that are likely to perform well early in an economic cycle and on companies that can meet earnings forecasts, offer the potential for high earnings growth, and are reasonably valued. We believe it is a stock-picker's market today, and our opportunistic style should serve us well in this environment."


.. PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month      1-Year   3-Year   5-Year   Life
Jennison 20/20 Focus Portfolio: Class I/1/        -11.63%     -14.75%  -2.29%    N/A   -0.50%

Jennison 20/20 Focus Portfolio: Class II/1/       -11.95%     -15.15%    N/A     N/A   -6.35%

S&P 500 Index/2/                                  -13.15%     -17.98%  -9.17%   3.67%  -7.84%

Russell 1000 Index/3/                             -12.82%     -17.88%  -8.62%   3.90%  -7.38%

Lipper (VIP) Large-Cap Core Funds Average/4/      -13.78%     -19.09%  -9.44%   1.96%  -8.07%

Lipper (VIP) Multi-Cap Core Funds Average/4/      -12.00%     -17.69%  -5.97%   3.01%  -4.56%
-----------------------------------------------------------------------------------------------

This Portfolio was formerly known as 20/20 Focus Portfolio. Jennison 20/20 Focus Portfolio Class I inception date: 5/3/1999. Jennison 20/20 Focus Portfolio
Class II inception date: 2/15/2000.

The Jennison 20/20 Focus Portfolio (Class I) returned -11.63%, for the six-month period ended June 30, 2002, slightly better than the Lipper (VIP) Multi-Cap Core Funds Average and the Russell 1000 Index.

                                    [CHART]

                      $10,000 Invested Since Inception*,**

                                   Jennison 20/20 Focus
                                       Portfolio             S&P 500 Index
04/30/1999                             10,000.00               10,000.00
06/30/1999                             10,550.00               10,304.53
06/30/2000                             11,239.84               11,051.96
06/30/2001                             11,545.31                9,413.83
06/30/2002                              9,842.93                7,721.66

$9,843 Jennison 20/20 Focus Portfolio
$7,722 S&P 500 Index

.. PERFORMANCE REVIEW

Both the value and growth components of the Portfolio outperformed their respective benchmarks, but both investment styles produced substantial losses in this poor market. The value holdings included several growth companies in the media and telecommunications industries that already had fallen in price enough to be attractive on value considerations, including Liberty Media, News Corporation, AT&T Wireless, and Cable & Wireless. These stocks continued to sink. The Portfolio's largest detractor, Bristol Myers Squibb, had an earnings' shortfall because of slowing sales and high customer inventories. The electronics contract manufacturer Solectron also fell steeply. The Portfolio had positive contributions from Northrop Grumman (defense), Allstate (insurance), HCA (hospital management), and two forest products companies. Northrop unexpectedly won a multi-billion dollar shipbuilding contract, boosting the company's earnings prospects substantially.

The growth biotechnology selections, Genentech and MedImmune, were awaiting FDA action on new drugs. The uncertainty hurt their share prices. After the end of the reporting period, the FDA required no further studies on MedImmune's drug and the stock moved up sharply. International Business Machines (IBM) and Microsoft declined, in part because investment in technology improvements hasn't recovered yet. Top-ranking financial companies, particularly Citigroup, Merrill Lynch, and American International Group (AIG), were hurt by the skeptical environment. Investors became uncomfortable with complicated financial statements such as those of Citigroup and AIG, and the market for stock issuance and asset management services was very poor. The top performer among the growth holdings was Tiffany.

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

**The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

/4/The Lipper (VIP) Large-Cap Core Funds Average and the Lipper (VIP) Multi-Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        SemiAnnual Report       June 30, 2002
--------------------------------------------------------------------------------
Money Market Portfolio

..MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

"Because the U.S. economic expansion slowed in the spring of 2002 and inflation remained in check, the Fed was no longer expected to increase short-term rates in the first half of the year. There was talk that it might tighten monetary policy later in 2002 or it might hold off until early 2003. We believe there is clearly a greater risk that rising interest rates will drive prices of money market securities lower. There is little chance, however, that the Fed will tighten monetary policy while stock markets are in a tailspin.

"Meanwhile, longer-term money market securities yield little more than shorter-term issues, reflecting uncertainty about when rates will move higher. Because there is little value in investing in longer-term money market securities, we plan to continue emphasizing securities maturing in six months or less."

..PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------
                                                 Six
Average Annual Total Return Percentages (%)     Month    1-Year  3-Year  5-Year  10-Year
Money Market Portfolio/1/                       0.80%     2.36%   4.63%   4.87%   4.67%

Lipper (VIP) Mondy Market Average/2/            0.69%     2.04%   4.29%   4.59%   4.42%

------------------------------------------------------------------------------------------

Money Market Portfolio 7-day current net yield 1.54%./1/* The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation. Money Market inception date 5/13/1983.

The Money Market Portfolio returned 0.80% for the six-month period ended June 30, 2002, compared with 0.69% return reported by its benchmark Lipper Average. On June 30, 2002, the Portfolio's 7-day current net yield was 1.54%, down from 1.89% on December 31, 2001.

                         SEVEN-DAY CURRENT NET YIELDS*

[GRAPH]

             Money Market            iMoneyNet's
              Portfolio             Prime Retail

06/26/01        3.83                    3.45
07/31/01        3.45                    3.18
08/28/01        3.42                    2.98
09/25/01        2.98                    2.57
10/30/01        2.66                    2.08
11/27/01        2.34                    1.72
12/25/01        1.94                    1.46
01/29/02        1.76                    1.29
02/26/02        1.61                    1.22
03/26/02        1.60                    1.19
04/30/02        1.62                    1.20
05/28/02        1.54                    1.15
06/25/02        1.54                    1.15

1.54% Money Market Portfolio
1.15% iMoneyNet's Prime Retail

..PERFORMANCE REVIEW

Early in our six-month reporting period, the Fed indicated that it had finished its historic, yearlong campaign to ease monetary policy by leaving short-term interest rates unchanged when it met in January 2002. The Fed had cut rates 11 times the previous year to reinvigorate the U.S. economy. Data released in the first few months of 2002 suggested that its efforts met with success. The economic rebound had begun in earnest.

As economic conditions improved, the outlook for monetary policy shifted from whether the Fed would cut rates again to whether it would increase rates in the first half of the year. Tightening monetary policy would prevent the economy from expanding too rapidly and fueling higher inflation.

In light of the challenging market conditions and the low level of short-term rates, we employed a conservative strategy both in terms of credit selection and interest-rate risk. For example, we avoided taking an overly aggressive stance on the future direction of interest rates by investing in securities maturing in six months or less.

------------------------------------------------------------------------------
An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Desposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

*Source: iMoneyNet, Inc., based on 342 funds in the iMoneyNet General Purpose Universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet First and Second Tier General Purpose Retail universe as of 6/30/2002, State Street Bank source for Money Market Portfolio information.

/1/ Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report    June 30, 2002
--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

"Even after outperforming the S&P 500 Index by more than 17 percentage points over the past three years, the S&P SmallCap 600 Index (S&P 600 Index) is till relatively attractively valued. Its price/book ratio (the comparison of the price of its shares to the net value of the company) was 2.13 at midyear, below its historical average. The comparable ratio for the large-cap index was 3.08 at midyear, a level it never reached until November 1995."


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                   Six
Average Annual Total Returns Percentages (%)      Month    1-Year    3-Year    5-Year    Life
Small Capitalization Stock Portfolio/1/          -0.33%    -0.20%     8.33%     8.29%   12.87%

S&P SmallCap 600 Index/2/                        -0.02%     0.27%     8.42%     8.26%   13.28%

Lipper (VIP) Small-Cap Core Funds Average/3/     -4.34%    -6.30%     4.66%     6.25%   11.08%

--------------------------------------------------------------------------------

Small Capitalization Stock Portfolio inception date: 4/25/1995.

The Small Capitalization Stock Portfolio declined 0.33% for the six-month period ended June 30, 2002. This return was slightly behind the S&P 600 Index and far ahead of the Lipper (VIP) Small-Cap Core Funds Average.

                       $10,000 INVESTED SINCE INCEPTION*

[GRAPH]
                    Small
                Capitalization
                    Stock          S&P SmallCap 600
                  Portfolio             Index

04/30/1995        10,000.00           10,000.00
06/30/1995        10,681.24           10,713.15
06/30/1996        13,223.80           13,500.07
06/30/1997        16,021.70           16,427.55
06/30/1998        19,037.15           19,624.27
06/30/1999        18,772.77           19,170.82
06/30/2000        21,613.11           21,928.59
06/30/2001        23,911.79           24,366.08
06/30/2002        23,863.09           24,432.33

$23,863 Small Capitalization Stock Portfolio
$24,432 S&P SmallCap 600 Index

.. PERFORMANCE REVIEW

The essentially flat return of the S&P 600 Index for the first half of 2002 was the result of deep declines in small-cap telecommunications services, technology, and research-related healthcare industries offsetting gains in the other sectors.

Consumer-related stocks continued to perform very well, led by the auto components industry. Consumer appliances, housing, retailing, banks, and real estate had healthy double-digit gains. The food, beverage, and tobacco group also was among the market leaders.

Aside from the continuing steep drop of telecommunications stocks, drug and biotechnology share fell most. They had a larger impact on the Index than the telecommunications services group because there were more of them and their decline also was quite large. Clinical and regulatory disappointments contributed significantly to the unusual volatility in the biotechnology sector during this reporting period. Share prices were very weak, particularly for companies with drugs very late in their development process.

The information technology sector, however, combined size and depth of decline to have the greatest overall impact on the Index, and it was downward. Both the technology hardware & equipment and the software & services groups were among the period's worst performers for the S&P 600 Index.

The weakest performance in the Index by far came from the largest fifth of its members, while the strongest returns came from the smallest fifth. Although there wasn't a "the smaller the better" trend, the performance differential between the two extreme groups was dramatic.

--------------------------------------------------------------------------------

Small- and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

/3/The Lipper (VIP) Small-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, LLC

The SP Aggressive Growth Asset Allocation Portfolio comprises seven component portfolios that together cover the global stock market with both value and growth investing strategies.


.. PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------
                                                          Six
Average Annual Total Return Percentages (%)              Month     1-Year   3-Year  5-Year    Life
SP Aggressive Growth Asset Allocation Portfolio/1/       -9.89%   -17.16%    N/A     N/A     -18.87%

S&P 500 Index/2/                                        -13.15%   -17.98%   -9.17%   3.67%   -18.07%

Aggressive Growth AA Custom Blended Index/3/             -7.85%   -13.19%    N/A     N/A     -15.89%

Lipper (VIP) S&P Multi-Cap Core Funds Average/4/        -12.00%   -17.69%   -5.97%   3.01%   -18.53%
----------------------------------------------------------------------------------------------------

SP Aggressive Growth Asset Allocation Portfolio inception date: 9/22/2000.

The SP Aggressive Growth Asset Allocation Portfolio returned -9.89% for the six-month period ended June 30, 2002, as all of its asset classes except small/mid-cap value stocks declined. It beat the S&P 500 Index primarily because its mix included 35% international stocks, which performed better than U.S. stocks. It trailed its Aggressive Growth AA Custom Blended Index because of the underperformance of its SP Davis Value stocks, SP Jennison International Growth stocks, and SP Prudential U.S. Emerging Growth Stocks.

.. PERFORMANCE REVIEW

Despite signs of economic recovery, investors gradually lost confidence in the U.S. equity markets during the first half of 2002 because of widespread uncertainty about corporate earnings and a string of bankruptcies, earnings restatements, and alleged missteps by corporate executives. The Portfolio's international stocks helped its comparative performance. Although International stocks declined, they fell much less than U.S. markets. In both international and U.S. markets, growth stocks performed particularly poorly because investors became very skeptical about the earnings projections of corporations and stock research analysts.

Among large-cap U.S. stocks, the Jennison Growth allocation beat its benchmark, in part because its position in defense contractor Northrop Grumman had a substantial gain. However, the positive impact of the Jennison stocks was outweighed by the underperformance of the large-cap value stocks, managed by Davis Advisers. Davis avoids highly cyclical and capital-intensive businesses and favors companies with a market capitalization greater than $5 billion. Both of theses practices worked poorly in this market.

The Portfolio's smaller allocation to SP Prudential U.S. Emerging Growth stocks also underperformed noticeably, in part because of holdings in Internet-related businesses such as Gemstar TV Guide International, E*TRADE, and TMP Worldwide (the Monsterboard personel recruiting website).

All of the other asset class advisers performed relatively close to their benchmarks; the impact on the Portfolio's return of their over- or underperformance was very small.

                                    [CHART]

                       $10,000 Invested Since Inception*


                                   SP Aggressive Growth       S&P 500
                                Asset Allocation Portfolio     Index
                                --------------------------    -------

                 09/30/2000              10,000.00            10,000.00
                 12/31/2000               9,335,32             9,218.11
                 06/30/2001               8,333.91             8,601.36
                 12/31/2001               7,662.24             8,123.36
                 06/30/2002               6,904.10             7,055.06

                 $6,904 SP Aggressive Growth Asset Allocation Portfolio
                .$7,055 S&P 500 Index


--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closet month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Aggressive Growth Asset Allocation Custom Blended Index is comprised of 12.5% Russell 2500(R) Value Index, 20% S&P 500 Barra Value Index, 20% Russell 1000(R) Growth Index, 12.5% S&P MidCap 400 Index and 35% MSCI EAFE Index.

/4/The Lipper (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.              Semiannual Report  June 30, 2002
--------------------------------------------------------------------------------
SP Alliance Technology Portfolio

.. MANAGED BY: ALLIANCE CAPITAL MANAGEMENT, LP

"Although expectations for revenue and earnings are low, so is predictability, and the market's volatility reflects this. With this in mind we are balancing the greater long-term opportunity in the semiconductors sector, the likelihood of earlier recovery in software, and more predictable growth of computer services. We are encouraged by the economic recovery; orders have bottomed and there are signs of stabilization in many technology subsectors. As corporate profits improve, so too should spending on technology, especially later this year."


..PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------
                                                     Six
Average Annual Total Return Percentages (%)         Month  1-Year  3-Year  5-Year  Life
SP Alliance Technology Portfolio/1/                -29.07% -37.79%   N/A     N/A  -39.93%

S&P 500 Index/2/                                   -13.15% -17.98%  -9.17%  3.67% -18.07%

S&P SuperComposite Information Technology Index/3/ -30.50% -37.56% -22.18%  1.52% -44.12%

Lipper (VIP) Specialty/Misc. Funds Average/4/      -22.90% -30.25%  -8.24%  2.95% -32.37%

------------------------------------------------------------------------------------------

SP Alliance Technology Portfolio inception date: 9/22/2000.

For the six-month period, ended June 30, 2002, the SP Alliance Technology Portfolio underperformed the S&P 500 Index, but outperformed the S&P SuperComposite 1500 information Technology Index, a broad measure of the technology sector. The Portfolio benefited from good stock selection and a conservative posture.

                                    [CHART]

                       $10,000 Invested Since Inception*

                SP Alliance Technology       S&P 500
                     Portfolio                Index

09/30/2000           10,000.00              10,000.00
12/31/2000            7,628.53               9,218.11
06/30/2001            6,517.28               8,601.15
12/31/2001            5,716.39               8,123.36
06/30/2002            4,054.53               7,055.06

$4,055 SP Alliance Technology Portfolio
$7,055 S&P 500 Index

.. PERFORMANCE REVIEW

A significant exposure to semiconductor companies (including Microchip, Taiwan Semiconductor, and Applied Materials), consumer-oriented companies (including Electronic Arts), and computer services companies (including Affiliated Computer Systems and First Data Corp) helped offset declines in other industries. Losses were heaviest in contract manufacturing and communications and applications software.

Technology stocks corrected during the first half of 2002, as company fundamentals were unable to substantiate the broader improvement in macroeconomic trends. While the tone in some tech sectors sounds better, most commentary remains mixed or negative. The best tone of business comes from the semiconductor sector, the most leveraged group to an upturn, where there is evidence of an inventory replenishment cycle.

Meanwhile, the semiconductor equipment companies are seeing better orders because their customers still see the need to invest in leading edge technologies. Telecom remains disappointing as pressure on capital budgets looks to continue through 2002 and maybe into next year as well.

--------------------------------------------------------------------------------
The Portfolio focuses its investments in the technology sector, thereby increasing its vulnerability to any single economic, political, or regulatory development.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The S&P SuperComposite 1500 Information Technology Index measures the performance of the technology components of the S&P SuperComposite 1500, which is a combination of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices, provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

/4/The Lipper (VIP) Specialty/Miscellaneous Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.              Semiannual Report  June 30, 2002
--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENTS LLC

The SP Balanced Asset Allocation Portfolio comprises nine component portfolios. Forty percent of its assets are invested in U.S. bonds. Sixty percent are invested in seven portfolios that together cover the global stock market with both value and growth investing strategies.


.. PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------
                                             Six
Average Annual Total Return Percentages (%) Month   1-Year  3-Year 5-Year   Life
SP Balanced Asset Allocation Portfolio/1/   -7.13%   -9.01%    N/A    N/A    -8.12%

S&P 500 Index/2/                           -13.15%  -17.98%  -9.17%  3.67%  -18.07%

Balanced AA Custom Blended Index/3/         -5.55%   -6.97%    N/A    N/A    -7.38%

Lipper (VIP) Balanced Funds Average/4/      -6.16%   -7.62%  -1.63%  4.60%   -5.78%

-----------------------------------------------------------------------------------

SP Balanced Asset Allocation Portfolio inception date: 9/22/2000.

The SP Balanced Asset Allocation Portfolio returned -7.13%, for the six-month period ended June 30, 2002, less than both the Lipper (VIP) Balanced Funds Average and the Balanced AA Custom Blended Index. It trailed largely due to the underperformance of its SP Davis Value holdings and its SP Prudential U.S. Emerging Growth holdings.

                                    [CHART]

                       $10,000 Invested Since Inception*

                  SP Balanced
               Asset Allocation     S&P 500
                   Portfolio         Index

09/30/2000        10,000.00        10,000.00
12/31/2000         9,857.53         9,218.11
06/30/2001         9,459.46         8,601.15
12/31/2001         9,267.46         8,123.36
06/30/2002         8,607.11         7,055.06

$8,607 SP Balanced Asset Allocation Portfolio
$7,055 S&P 500 Index

.. PERFORMANCE REVIEW

Despite signs of economic recovery, investors gradually lost confidence in the U.S. equity markets during the first half of 2002 because of widespread uncertainty about corporate earnings and a string of bankruptcies, earnings restatements, and alleged missteps by corporate executives. The 25% of the Portfolio's assets allocated to core bonds had a substantial impact in cushioning its decline. The SP PIMCO Total Return bond holdings underperformed their benchmark slightly, primarily because of credit concerns about some of its corporate bond positions. Nonetheless, they provided a solid positive return. The SP Small/Mid-Cap Value holdings also made a positive contribution, but it was not as large because of the smaller allocation to the asset class and because the Portfolio's holdings trailed their benchmark.

International holdings declined, but substantially less than the U.S. markets. As a result, the 10% of the Portfolio's assets in foreign stocks also contributed slightly to its performance. In both international and U.S. markets, growth stocks performed particularly poorly because investors became very skeptical about the earnings projections of both corporations and stock research analysts.

In large-cap U.S. stocks, both growth advisers beat their benchmark. The Prudential Jennison's margin was larger in part because its position in defense contractor Northrop Grumman had a substantial gain. However, the positive impact of the Jennison holdings was outweighed by the underperformance of the SP Davis Value holdings. Davis avoids highly cyclical and capital-intensive businesses and favors companies with a market capitalization greater than $5 billion. Both of these practices worked poorly in this market.

The Portfolio's smaller allocation to SP Prudential U.S. Emerging Growth holdings also underperformed noticeably, in part because of holdings in Internet-related businesses.

--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.


/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Balanced Asset Allocation Custom Blended Index is comprised of 25% Lehman Aggregate Index, 15% Lehman Intermediate BB Index, 7.5% Russell 2500(R) Value Index, 7.5% S&P MidCap 400 Index, 17.5% S&P 500 Barra Value Index, 17.5% Russell 1000(R) Growth Index and 10% MSCI EAFE Index.

/4/The Lipper (VIP) Balanced Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.            Semiannual Report     June 30, 2002
--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENTS LLC

"The SP Conservative Asset Allocation Portfolio comprises seven component portfolios. Sixty percent of its assets are invested in U.S. bonds. Forty percent are invested in four portfolios that cover both large-caps and small-/mid-caps with both value and growth investing strategies."

.. PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------
                                                 Six
Average Annual Total Return Percentages (%)     Month   1-Year   3-Year   5-Year     Life
SP Conservative Asset Allocation Portfolio/1/  -5.06%   -4.33%    N/A      N/A      -2.56%

S&P 500 Index/2/                              -13.15%  -17.98%  -9.17%    3.67%    -18.07%

Conservative AA Custom Blended Index/3/        -3.95%   -3.38%    N/A      N/A      -2.72%

Lipper (VIP) Income Funds Average/4/           -3.60%   -3.81%    0.69%   2.74%     -1.97%
------------------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio inception date: 9/22/2000.

The SP Conservative Asset Allocation Portfolio returned -5.06% for the six-month period ended June 30, 2002. It trailed the Lipper (VIP) Income Funds Average and the Conservative AA Custom Blended Index primarily because of its allocations to growth stocks. The underperformance of its SP Davis Value holdings also had a noticeable impact.

                                    [CHART]

                       $10,000 Invested Since Inception*

                                SP Conservative
                               Asset Allocation                S&P 500 Index

09/30/2000                         10,000.00                    10,000.00
12/31/2000                         10,083.55                     9,218.11
06/30/2001                          9,984.54                     8,601.15
12/31/2001                         10,060.40                     8,123.36
06/30/2002                          9,551.79                     7,055.06

$9,552 SP Conservative Asset Allocation Portfolio
$7,055 S&P 500 Index

.. PERFORMANCE REVIEW

Despite signs of economic recovery, investors gradually lost confidence in the U.S. equity markets during the first half of 2002 because of widespread uncertainty about corporate earnings and a string of bankruptcies, earnings restatements, and alleged missteps by corporate executives. Consequently, the solidly positive return on the 40% of the Portfolio's assets allocated to core bonds had a substantial impact in cushioning its decline. This was so even though the SP PIMCO Total Return bond holdings underperformed their benchmark slightly, primarily because of credit concerns about some corporate bond positions.

In large-cap U.S. stocks, both growth advisers beat their benchmark. The Prudential Jennison margin was larger in part because its position in defense contractor Northrop Grumman had a substantial gain. However, the positive impact of the Jennison stocks was outweighed by the underperformance of the SP Davis Value stocks. Davis avoids highly cyclical and capital-intensive businesses and favors companies with a market capitalization greater than $5 billion. Both of these practices worked poorly in this market.

The Portfolio's smaller allocation to SP Prudential U.S. Emerging Growth stocks also underperformed noticeably, in part because of holdings in Internet-related businesses such as Gemstar TV Guide International, E*TRADE, and TMP Worldwide (the Monsterboard personnel recruiting website).

--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Conservative Asset Allocation Custom Blended Index is comprised of 40% Lehman Aggregate Index, 20% Lehman Intermediate BB Index, 5% Russell 2500(R) Value Index, 5% S&P MidCap 400 Index, 15% S&P 500 Barra Value Index and 15% Russell 1000(R) Growth Index.

/4/The Lipper (VIP) Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.              Semiannual Report    June 30, 2002
--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENTS LLC

The SP Growth Asset Allocation Portfolio comprises nine component portfolios. Eighty percent of its assets are invested in seven portfolios that together cover the global stock market with both value and growth investing strategies. Twenty percent are invested in U.S. bonds.


.. PERFORMANCE SUMMARY
---------------------------------------------------------------------------------------------------
                                                 Six
Average Annual Total Return Percentages (%)     Month      1-Year    3-Year    5-Year       Life
SP Growth Asset Allocation Portfolio/1/         -9.04%     -13.36%     N/A       N/A       -13.97%

SP 500 Index/2/                                -13.15%     -17.98%    -9.17%    3.67%      -18.07%

Growth AA Custom Blended Index/3/               -7.42%     -10.92%     N/A       N/A       -12.33%

Lipper (VIP) Multi-Cap Core Funds Average/4/   -12.00%     -17.69%    -5.97%    3.01%      -18.53%
---------------------------------------------------------------------------------------------------

SP Growth Asset Allocation Portfolio inception date: 9/22/2000.

The SP Growth Asset Allocation Portfolio returned -9.04% for the six-month period ended June 30, 2002. It beat the Lipper (VIP) Multi-Cap Core Funds Average largely because of its allocations to bonds, small-/mid-cap value stocks, and international stocks. It trailed its Custom Blended Index primarily because of the underperformance of its SP Davis Value holdings and SP PIMCO High Yield holdings.

                       $10,000 Invested Since Inception*

                                    [CHART]

                           SP Growth Asset
                         Allocation Portfolio      S&P 500 Index

09/30/2000                  10,000.00                10,000.00
12/31/2000                   9,544.41                 9,218.11
06/30/2001                   8,840.31                 8,601.15
12/31/2001                   8,420.74                 8,123.36
06/30/2002                   7,659.69                 7,055.06

  $7,660 SP Growth Asset Allocation Portfolio
.. $7,055 S&P 500 Index

.. PERFORMANCE REVIEW

Despite signs of economic recovery, investors gradually lost confidence in the U.S. equity markets during the first half of 2002 because of widespread uncertainty about corporate earnings and a string of bankruptcies, earnings restatements, and alleged missteps by corporate executives. SP PIMCO Total Return and SP Small/Mid-Cap Value portfolios performed well in this environment, while high yield bonds held up better than large-cap stocks. The benefits to the Portfolio of its holdings in these leading asset classes were moderated somewhat by the underperformance of its holdings in all except high yield bonds. The SP Small/Mid-Cap Value holdings trailed by the largest margin, but its small asset allocation meant the impact on return was not substantial. All in all, these asset classes had better returns than the Lipper (VIP)Multi-Cap Core Funds Average, so they contributed to the Portfolio's outperformance.

International stocks declined, but much less than the U.S. markets. As a result, the 20% of the Portfolio's assets in foreign stocks also contributed to its outperformance of the Lipper Average. In both international and U.S. stocks, value stocks outperformed growth stocks because investors became skeptical about predictions of earnings growth.

The Portfolio's U.S. growth stocks had the largest negative impact on return, even though the SP Alliance Large-Cap Growth and the Prudential Jennison holdings outperformed their benchmark, Jennison, by a significant margin. The SP Davis Value holdings had a somewhat smaller and negative impact. Although it had a value style of investing, it trailed the value benchmark substantially. Davis avoids highly cyclical and capital-intensive businesses and favors companies with a market capitalization greater than $5 billion. Both of these practices worked poorly in this market.

--------------------------------------------------------------------------------
Small- and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Growth Asset Allocation Custom Blended Index is comprised of 10% Lehman Aggregate Index, 10% Lehman Intermediate BB Index, 7.5% Russell 2500(R) Value Index, 7.5% S&P MidCap 400 Index, 22.5% S&P 500 Barra Value Index, 22.5% Russell 1000(R) Growth Index and 20% MSCI EAFE Index.

/4/The Lipper (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.       Semiannual Report           June 30, 2002
--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio

.. MANAGED BY: INVESCO FUNDS GROUP, INC.

"We believe the economy is making progress in its recovery. Although you would not know it by looking at the performance of the stock market, recent economic data was positive. The fact that stocks and fundamentals have apparently decoupled has prompted us to position the Portfolio more defensively.

"It seems that investors have become overly pessimistic, but we have no way to accurately predict when confidence will return. We believe a prudent approach, which might result in being late to the party rather than early, is more appropriate in this environment."


.. PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Percentages (%)           Six
                                                     Month        1-Year      3-Year    5-Year    Life
SP INVESCO Small Company Growth Portfolio/1/        -18.01%       -24.23%      N/A        N/A     -27.26%

Russell 2000 Index/2/                                -4.70%        -8.60%      1.67%      4.44%     -5.29%

Russell 2000 Growth Index/3/                        -17.35%       -25.00%     -9.63%     -1.98%   -25.41%

Lipper (VIP) Small-Cap Growth Funds Average/4/      -18.12%       -24.74%     -3.86%      2.00%   -25.58%
------------------------------------------------------------------------------------------------------------

SP INVESCO Small Company Growth Portfolio inception date:9/22/2000.

The SP INVESCO Small Company Growth Portfolio returned -18.01% for the six-month period ended June 30, 2002. This was in line with the -18.12% six-month return of the Lipper (VIP) Small-Cap Growth Funds Average.


                                 [CHART]

                   $10,000 Invested Since Inception*

                              SP INVESCO Small Company             Russell 2000
                                  Growth Portfolio                    Index
          09/30/2000                 10,000.00                       10,000.00
          12/31/2000                  8,380.00                        9,309.17
          06/30/2001                  7,510.00                        9,947.13
          12/31/2001                  6,940.00                        9,540.61
          06/30/2002                  5,690.00                        9,092.07


.. $5,690 SP INVESCO Small Company Growth Portfolio
.. $9,092 Russell 2000 Index

.. PERFORMANCE REVIEW

Stocks declined sharply, particularly during the second quarter, as it became clear that the recovering economy was not translating into better corporate profits. On top of a poor fundamental outlook, several disturbing developments combined to pull the rug out from under investor confidence. Whether it was rising Middle East tensions, nuclear rivals India and Pakistan on the brink of war, or more corporate malfeasance and accounting scandals, investor pessimism reached extreme levels by the end of June.

The biggest drag on the Portfolio's performance was its technology stocks, which were hurt by depressed corporate spending on information technology infrastructure. Even technology sectors that derive their sales from consumers have not performed very well, and this poor performance comes while many consumer-driven companies have seen improving fundamentals. For example, Zoran Corp, which develops chips for DVD players, has seen demand for its products rise, yet its stock has declined nonetheless.

--------------------------------------------------------------------------------
Small- and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

/3/The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

/4/The Lipper (VIP) Small-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.            Semiannual Report      June 30, 2003
--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC

"Many large technology firms are depending on an economic recovery to increase the earnings of corporations that then will be able to finance new capital investment in their products. We are adding small- to mid-cap stocks because some small companies' healthy growth prospects do not depend on corporate profitability in that way. We still expect improved earnings to be apparent in international markets before the end of 2002."


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------------------------------------
                                                           Six
Average Annual Total Return Percentages (%)               Month      1-Year      3-Year      5-Year     Life
SP Jennison International Growth Portfolio: CI I/1/      -5.50%      -18.30%       N/A         N/A     -31.10%

SP Jennison International Growth Portfolio: CI II/1/     -5.71%      -18.60%       N/A         N/A     -31.05%

MSCI EAFE Index/2/                                       -1.62%       -9.49%     -6.78%      -1.55%    -15.02%

Lipper (VIP) International Funds Average/3/              -1.70%      -10.10%     -4.75%      -0.07%    -16.37%
--------------------------------------------------------------------------------------------------------------

SP Jennison International Growth Portfolio Class I inception date 9/22/2000. SP Jennison International Growth Portfolio Class II inception date: 10/4/2000.

The SP Jennison International Growth Portfolio (Class I) declined 5.50% for the six-month period ended June 30, 2002, more than the Lipper (VIP) International Funds Average.

                                    [CHART]

                       SP Jennison
                      International                   MSCI EAFE
                     Growth Portfolio                  Index

09/30/2000              10,000.00                     10,000.00
12/31/2000               8,500.00                      9,731.66
06/30/2001               6,327.70                      8,309.94
12/31/2001               5,471.00                      7,644.93
06/30/2002               5,169.84                      7,520.94

  $5,170 SP Jennison International Growth Portfolio
.. $7,521 MSCI EAFE Index

.. PERFORMANCE REVIEW

Technology, telecommunications stocks, and drug companies accounted for a substantial part of the Portfolio's decline. Vodafone Group (United Kingdom) and Nokia (Finland), the world leaders in wireless telephone services and handsets, respectively, were among the worst performers. We expect their earnings to rise as their new product lines are introduced. However, the new products of Logica (United Kingdom) are not winning the same market share as its older generations, so we sold the stock at a sizeable loss. Capita Group (United Kingdom), a leading outsourcing firm, was another large detractor. The Portfolio's drug holdings collectively detracted from its return. The industry as a whole has become subject to greater pressure to reduce its prices due to, higher costs, and the absence of leadership at the U.S. Food and Drug Administration. The largest detractors in the group were Serono (Switzerland), Novo-Nordisk (Denmark), and Sanofi-Synthelabo (France).

The largest positive contributions to return came from consumer oriented firms, including the German luxury automobile makers Porsche AG and BMW. Demand for Porsche's 911 product line was stronger than anticipated. Porsche is magnifying the advantage of its luxury brand niche with non-automobile products. BMW's projected revenue growth for the next three to five years is estimated at approximately 15%. Reckett Benckiser (United Kingdom), which leads the global market for household cleaning products, also rose significantly. Its brands, including Lysol, Woolite, Old English, and Electrasol, are growing well in its North American and European markets. In addition, the Portfolio's bank stocks collectively made a significant positive contribution.

--------------------------------------------------------------------------------
Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

Small- and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

** The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East.

/3/The Lipper (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.              Semiannual Report    June 30, 2002
--------------------------------------------------------------------------------
SP Large Cap Value Portfolio

.. MANAGED BY: FIDELITY MANAGEMENT AND RESEARCH COMPANY (FMR)

"The Portfolio continues to look for investment opportunities among companies whose earnings are less likely to disappoint than those of most firms, and to emphasize those whose earnings are likely to exceed analyst expectations. It will continue to be style- and sector-neutral, adding value almost entirely by individual stock selection within sectors. We are looking at some companies that can particularly benefit from the improvement of the overall economy."


.. PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month      1-Year     3-Year     5-Year      Life
SP Large Cap Value Portfolio/1/                    -5.30%    -10.21%       N/A        N/A      -5.37%

Russell 1000 Index/2/                             -12.82%    -17.88%     -8.62%      3.90%    -18.88%

Russell 1000 Value Index/3/                        -4.78%     -8.95%     -2.92%      6.53%     -3.98%

Lipper (VIP) Large-Cap Value Funds Average/4/      -8.42%    -13.20%     -4.51%      3.23%     -5.14%
------------------------------------------------------------------------------------------------------

SP Large Cap Value Portfolio inception date: 9/22/2000.

The SP Large Cap Value Portfolio returned -5.30% for the six-month period ended June 30, 2002, trailing the Russell 1000 Value Index. Value stocks held up much better than growth stocks because investors were unable to justify the higher prices for potential earnings growth, given the lack of confidence in financial reports as well as in the prospects for realizing that growth potential.

                       $10,000 Invested Since Inception*

                                    [CHART]

                                                                 Russell
                   SP Large Cap          Russell 1000          1000 Value
                  Value Portfolio           Index                Index

09/30/2000           10,000.00            10,000.00            10,000.00
12/31/2000           10,481.96             9,084.57            10,359.00
06/30/2001           10,099.26             8,444.20            10,229.10
12/31/2001            9,575.50             7,953.58             3,780.52
06/30/2002            9,068.32             6,934.12             9,313.45

  $9,068 SP Large Cap Value Portfolio
.. $6,934 Russell 1000 Index
.. $9,313 Russell Value Index

.. PERFORMANCE REVIEW

Despite indications that a sustained economic and corporate earnings recession was drawing to a close, the market was unable to shake off the overwhelming uncertainty created by headlines about Enron, Tyco, Arthur Andersen, and other perpetrators of allegedly criminal corporate activities.

The steady stream of dour corporate governance news precipitated a crisis of investor confidence in the U.S. equities market. Although second-quarter economic data pointed to a continuing recovery, an unexpectedly large drop in consumer confidence and continued weak business spending sparked anxieties that the rebound would be less robust than previously anticipated.

The Portfolio had a sizable loss on a large blue-chip industrial company whose financial disclosures were being closely scrutinized for accounting issues, causing its share price to decline. However, this was partially offset by underweighting telecommunications and technology stocks, which investors continued to shun.

--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Russell Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

/3/The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

/4/The Lipper (VIP) Large-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.         Semiannual Report         June 30, 2002
--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio

.. MANAGED BY: MASSACHUSETTS FINANCIAL SERVICES COMPANY

"As the economy improves and corporate earnings begin to strengthen, we think stock prices will be in a better position to rally. However, we doubt a rising tide will lift all boats. Instead, stock selection will be critical as investors pay close attention to company-specific issues, including accounting disclosure practices. We believe this type of environment plays to our strength in bottom-up research. We also believe the Portfolio's flexibility to go anywhere to find the best opportunities for earnings growth at a reasonable price should serve shareholders well."


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                                                Six
Average Annual Total Return Percentages (%)    Month    1-Year  3-Year  5-Year   Life
SP MFS Capital Opportunities Portfolio/1/     -19.26%  -29.52%    N/A    N/A   -27.38%

S&P 500 Index/2/                              -13.15%  -17.98%  -9.17%  3.67%  -18.07%

Russell 1000 Index/3/                         -12.82%  -17.88%  -8.62%  3.90%  -18.88%

Lipper (VIP) Large-Cap Core Funds Average/4/  -13.78%  -19.09%  -9.44%  1.96%  -19.20%

Lipper (VIP) Multi-Cap Core Funds Average/4/  -12.00%  -17.69%  -5.97%  3.01%  -18.53%

--------------------------------------------------------------------------------

SP MFS Capital Opportunities Portfolio inception date: 9/22/2000. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Core Funds Average are also shown, because the management of the portfolios included in the Large-Cap Core Funds Average is more consistent with the management of the Portfolio.

The SP MFS Capital Opportunities Portfolio returned -19.26% for the six-month period ended June 30, 2002, compared with -13.15% for the S&P 500 Index. In a particularly bad environment for growth investing, we were slightly overweighted relative to our benchmark in technology, which suffered as corporations kept a lid on capital spending.

                                    [CHART]

                        $10,000 Invested Since Inception*

                  SP MFS Capital
                   Opportunities
                     Portfolio         S&P 500 Index

09/30/2000           10,000.00           10,000.00
12/31/2000            9,160.56            9,218.11
06/30/2001            8,050.74            8,601.15
12/31/2001            7,027.85            8,123.36
06/30/2002            5,674.41            7,055.06

$5,674 SP MFS Capital Opportunities Portfolio
$7,055 S&P 500 Index

.. PERFORMANCE REVIEW

Telecom stocks fell due to slowing demand, stiff competition, and weak pricing. In addition, some of our investments in utilities and cable television declined. We were very underweighted in consumer staples because we felt stock prices were not compelling compared to earnings and cash flow, but the sector rallied as investors looked for safe havens.

Tyco International, an industrial conglomerate, plunged in value as investors worried about the company's restructuring plans, complex accounting practices, and an investigation into the former CEO's personal finances. We also held a sizable stake in Merrill Lynch, which tumbled amid allegations that some of its analysts had misled investors. We had investments in utility companies such as Dynegy, El Paso, and AES, all of which suffered in the wake of the Enron collapse. We sold Qwest Communications International, a large telecom company with accounting issues. Our investments in semiconductor stocks such as Analog Devices and Atmel did well as technology companies restocked depleted inventories and orders picked up. However, we weren't convinced that the first-quarter demand was sustainable, so we took profits in the spring. Our focus on materials stocks that we felt could benefit from an economic recovery also worked out well. Our biggest stake was in foreign paper stocks, which we found more attractive than their domestic counterparts. We owned Abitibi-Consolidated in Canada and Aracruz Celulose in Brazil, cutting back as their share prices climbed.

--------------------------------------------------------------------------------

Small- and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Russell 10OO(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

/4/The Lipper (VIP) Large-Cap Core Funds Average and the Lipper (VIP) Multi-Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund Inc          Semiannual Report       June 30, 2002
--------------------------------------------------------------------------------
SP MFS Mid Cap Growth Portfolio

..  MANAGED BY: MASSACHUSETTS FINANCIAL SERVICES COMPANY

"We made a shift in portfolio construction to a more diversified strategy that we expect to refine over the next quarter or so. Compared to previous periods, we will hold more companies but smaller positions of individual companies. We believe our research has uncovered opportunities in a number of areas new for us, including financial services companies. We also increased our holdings in the leisure sector, especially in restaurants, and in the retail sector. We've found growth opportunities in several healthcare areas, including product, service, and medical device companies. We believe that this increased variety of smaller positions may help us navigate a market that may continue to be volatile and uncertain for some time."


.. PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------
                                               Six
Average Annual Total Return Percentages (%)    Month     1-Year     3-Year     5-Year     Life
SP MFS Mid Cap Growth Portfolio/1/             -38.58%   -47.53%      N/A       N/A       -34.34%

Russell MidCap Index/2/                         -5.71%    -9.23%     1.06%      7.51%      -8.38%

Russell MidCap Growth Index/3/                 -19.70%   -26.34%    -9.16%      2.27%     -33.31%

Lipper (VIP) Mid-Cap Growth Funds Average/4/   -19.91%   -28.33%    -6.56%      3.15%     -31.96%

----------------------------------------------------------------------------------------------------

SP MFS Mid Cap Growth Portfolio inception date: 9/22/2000.

For the six-month period ended June 30, 2002, the Portfolio returned -38.58%, compared to a return of -19.70% for the Russell Midcap Growth Index. The main reason for the Portfolio's poor performance was that we held a number of very large positions in stocks that fell dramatically during the period. Until late last year, this strategy of holding large positions in stocks in which we had long-term confidence had worked well, in the past six months, however, that strategy hurt the Portfolio.

                                    [CHART]

                       $10,000 Invested Since Inception*

                                                               Russell
                   SP MFS Mid Cap       Russell Midcap          Midcap
                   Growth Portfolio         Index            Growth Index
09/30/2000            10,000.00            10,000.00          10,000.00
12/31/2000             9,773.79             9,641.34           7,675.18
06/30/2001             9,046.62             9,452.27           6,680.26
12/31/2001             7,728.17             9,099.13           6,128.53
06/30/2002             4,746.43             8,579.86           4,920.99

$4,746 SP MFS Mid Cap Growth Portfolio
$8,580 Russell Midcap Index
$4,921 Russell Midcap Growth Index

.. PERFORMANCE REVIEW

In a market that seemed to be dominated by investor doubt and fear, even small corporate problems led to sharply falling stock prices. For example, Cytyc, which makes the Thinprep cervical cancer test that has replaced the older form of the Pap test as the medical standard of care, was punished severely for what amounted to a short-term inventory correction: the company admitted to investors that excess inventory in its distribution channels would lead to lower sales over the next couple of quarters. However, Thinprep has remained the dominant product in its market, and Cytyc is also working on a product that addresses breast cancer testing in a potentially revolutionary manner. We continue to believe in the stock.

Some of our other large positions, however, were hurt by fundamental business problems that we don't believe will reverse in the near future. VeriSign, for example, which dominates the business of Internet domain name registrations, saw its stock fall sharply as it became clear that renewals of site names were declining and that its security software for Internet transactions was hurt by declining corporate spending on technology in general. Stock in Genzyme, a biotechnology firm that was another large holding, also plummeted when the company failed to hit sales projections for its leading product, kidney drug Renagel. By the end of the period, we had significantly reduced our holdings in both Genzyme and VeriSign.


--------------------------------------------------------------------------------
Small- and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 25% of the total market capitalization of the Russell 1000(R) Index.

/3/The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values,

/4/The Lipper (VIP) Mid-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio

.. MANAGED BY: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

"We will limit interest rate risk and focus on higher-yielding mortgage-backed securities, corporate bonds, and emerging market bonds that provide a margin of safety. We also plan to focus on short- and intermediate-maturity issues that are less sensitive to reflationary pressures than longer-term bonds.

"In addition, we will target a modest overweight in mortgage-backed securities and near-index holdings of higher quality corporate bonds to capture their premium yields while minimizing risk to the Portfolio.

"Our outlook for telecommunications and energy/pipeline companies, which hurt performance in the second quarter of 2002, is positive given their strong cash flow and asset coverages. We also believe emerging market bonds with solid credit fundamentals, such as Brazil, will be an attractive source of yield going forward, despite their recent negative performance."


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------------------
                                                  Six
Average Annual Total Return Percentages (%)      Month    1-Year   3-Year   5-Year   Life
SP PIMCO Total Return Portfolio/1/               3.08%     8.59%     N/A      N/A    9.69%

Lehman Brothers Aggregate Bond Index/2/          3.79%     8.63%    8.11%    7.57%   9.54%

Lipper (VIP) General Bond Funds Average/3/       2.41%     6.03%    4.52%    4.61%   5.40%

--------------------------------------------------------------------------------------------

SP PIMCO Total Return Portfolio inception date: 9/22/2000.

For the six-month period ended June 30, 2002, the 3.08% return of the SP PIMCO Total Return Portfolio underperformed the 3.79% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

High yield bonds, also known as "junk bonds," are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

                                    [CHART]

                        $10,000 Invested Since Inception*

                SP PIMCO Total        Lehman Brothers
               Return Portfolio     Aggregate Bond Index

09/30/2000         10,000.00             10,000.00
12/31/2000         10,517.75             10,420.55
06/30/2001         10,847.75             10,797.43
12/31/2001         11,428.12             11,300.50
06/30/2002         11,779.60             11,728.88

$11,780 SP PIMCO Total Return Portfolio
$11,729 Lehman Brothers Aggregate Bond Index

.. PERFORMANCE REVIEW

The Portfolio's duration positioning during the year was slightly negative as it remained near index during the first quarter of 2002 and below index as rates rallied in the second quarter of 2002. Our yield curve positioning was positive as the Portfolio overweighted the intermediate part of the yield curve where rates rallied the most. Additionally, a short-end focus through the use of Eurodollar Futures was a strong contributor to returns as markets anticipated more aggressive tightening in the midst of modest economic recovery.

An underweight in mortgage-backed securities hurt the Portfolio as this sector was one of the best performers of 2002. A major portion of the Portfolio's underperformance was due to its corporate bond exposure, which suffered losses from individual security selection and an overweight to telecommunications issues.

Emerging market bonds also detracted from the Portfolio's returns as Brazil's problems adversely affected the entire asset class. An increased allocation to developed non-U.S. bonds was modestly negative as the flight to safety caused U.S. interest rates to fall the most.

-------------------------------------------------------------------------------
High yield bonds, also known as "junk bonds," are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

/3/The Lipper (VIP) General Bond Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.               Semiannual Report   June 30, 2002
--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC

"We are adding energy and consumer stocks to carry the Portfolio until corporate earnings and technology spending recover. We believe that eventually the tax stimulus package will invigorate technology spending, particularly if it is accompanied by a profit and earnings rebound."


.. PERFORMANCE SUMMARY

-------------------------------------------------------------------------------------------------
                                                     Six
Average Annual Total Return Percentages (%)         Month     1-Year   3-Year   5-Year     Life
SP Prudential U.S. Emerging Growth Portfolio:      -23.80%    -34.46%     N/A      N/A   -30.45%
Class I/1/

SP Prudential U.S. Emerging Growth Portfolio:      -23.98%       N/A      N/A      N/A   -30.82%
Class II/1/

S&P MidCap 400 Index/2/                             -3.21%     -4.72%    6.66%   12.58%   -4.36%

Russell Midcap Growth Index/3/                     -19.70%    -26.34%   -9.16%    2.27%  -33.31%

Lipper (VIP) Mid-Cap Growth Funds Average/4/       -19.91%    -28.33%   -6.56%    3.15%  -31.96%

Lipper (VIP) Multi-Cap Growth Funds Average/4/     -20.72%    -29.91%  -10.94%    3.46%  -36.21%

-------------------------------------------------------------------------------------------------

SP Prudential U.S. Emerging Growth Portfolio Class I inception date: 9/22/2000. SP Prudential U.S. Emerging Growth Portfolio Class II inception date: 7/9/2001. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios included in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.


The SP Prudential U.S. Emerging Growth Portfolio (Class I) declined 23.80% for the six-month period ended June 30, 2002, underperforming the Lipper (VIP) Multi-Cap Growth Funds Average by about three percentage points.

                                    [CHART]

                      $10,000 Invested Since Inception*,**

                       SP Prudential U.S.
                        Emerging Growth       S&P MidCap
                           Portfolio           400 Index

09/30/2000                 10,000.00          10,000.00
12/31/2000                  8,388.55           9,614.94
06/30/2001                  8,018.17           9,707.97
12/31/2001                  6,897.03           9,556.86
06/30/2002                  5,255.35           9,249.99

$5,255 SP Prudential U.S. Emerging Growth Portfolio
$9,250 S&P MidCap 400 Index

.. PERFORMANCE REVIEW

High-growth industries (biotechnology, electronics, and Internet-based services) were the largest detractors from the Portfolio's return. By far the greatest impact came from Gemstar-TV Guide International, which has a patented electronic program guide that drives a highly trafficked website. The stock declined substantially when another firm mounted a challenge to its patents and then won a legal victory. Other Internet-related detractors included E*TRADE, whose revenues fell because of the downturn in investing, and TMP Worldwide (the Monsterboard personnel recruiting website) whose revenues declined because of hiring freezes in the technology industries. Semiconductor-related (computer chip) and electronic equipment companies were affected by the technology slowdown. Together, these groups made up a large part of the Portfolio's loss. The Portfolio's biotechnology stocks also generally performed poorly, by period-end our exposure was minimal. Advertising, cable television, and broadcasting companies also accounted for much of the decline.

Positive contributions came primarily from service companies, including commercial, healthcare, and technical services. They included Apollo (education), Express Scripts (drug benefit), and CACI International (information technology consulting).

--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

**The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the mid-size company segment of the U.S. stock market.

/3/The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.

/4/Tme Lipper (VIP) Mid-Cap Growth Funds Average and the Lipper (VIP) Multi-Cap Growth Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.                Semiannual Report  June 30, 2002
--------------------------------------------------------------------------------
SP Small/Mid Cap Value Portfolio

.. MANAGED BY: FIDELITY MANAGEMENT AND RESEARCH COMPANY (FMR)

"The Portfolio continues to look for investment opportunities among companies whose earnings are less likely to disappoint than those of most firms, and to emphasize those whose earnings are likely to exceed analyst expectations. It will continue to be style- and sector-neutral, adding value almost entirely by individual stock selection within sectors. We are looking at some companies that can particularly benefit from the improvement of the overall economy."


.. PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------
                                               Six
Average Annual Total Return Percentages (%)   Month   1-Year   3-Year   5-Year    Life
SP Small/Mid Cap Value Portfolio/1/           2.82%    1.36%    N/A      N/A      9.81%

Russell 2500 Index/2/                        -5.22%   -7.61%   3.85%    6.86%    -4.40%

Russell 2500 Value Index/3/                   4.72%    6.59%   9.69%    9.83%    13.51%

Lipper (VIP) Mid-Cap Value Funds Average/4/  -0.44%    0.99%   8.08%   10.00%     8.20%

----------------------------------------------------------------------------------------

SP Small/Mid Cap Value Portfolio inception date: 9/22/2000.

Over the six-month period ended June 30, 2002, the SP Small/Mid Cap Value Portfolio finished in positive territory, returning 2.82%, but trailed its benchmark, the Russell 2500 Value Index, which returned 4.72% for the same period.

                                    [CHART]

                        $10,000 Invested Since Inception*

                SP Small/Mid                    Russell
                 Cap Value     Russell 2500   2500 Value
                 Portfolio        Index          Index

09/30/2000       10,000.00       10,000.00     10,000.00
12/31/2000       11,132.91        9,633.63     10,861.51
06/30/2001       11,644.06       10,003.89     11,710.13
12/31/2001       11,479.07        9,751.16     11,919.38
06/30/2002       11,802.42        9,242.26     12,482.00

$11,802 SP Small/Mid Cap Value Portfolio
$9,242 Russell 2500 Index
$12,482 Russell 2500 Value Index

.. PERFORMANCE REVIEW

Investors fled large-cap growth stocks in the first half of 2002 in favor of small-cap value stocks and fixed income investments. While the economic news tended to be positive, the market reacted poorly to the bad press surrounding companies like Enron and WorldCom.

During the second half of the reporting period, unemployment claims continued to rise and consumer confidence, which had held up well in the low interest rate environment, reversed its trend, falling four points in June. Accounting scandals, coupled with political uncertainty abroad, were major contributors to a broad market decline. The positive return on small- and mid-cap value stocks stood out in bright contrast to the falling markets in other sectors.

The Portfolio's performance was hurt by unfavorable security selection among hardware and equipment companies in the technology sector, and among regional and national banks in the financial sector. On the positive side, a large overweight in companies that supply household and personal products contributed most to the return for the period.

--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolios inception.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index.

/3/The Russell 2500(TM) Value Index measures the performance of those Russell 2500(TM) companies with lower price-to-book ratios and lower forecasted growth values.

/4/The Lipper (VIP) Mid-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.            Semiannual Report    June 30,2002
--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio

.. MANAGED BY: JENNISON ASSOCIATES LLC; and ALLIANCE CAPITAL MANAGEMENT, LP

"The SP Strategic Partners Focused Growth Portfolio combines the efforts of two leading growth style equity investment advisers: Jennison Associates and Alliance Capital Management. There are many ways of executing a growth investing strategy, and by combining the results of two advisers, we hope to produce a more consistent return than either adviser would do alone."


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------------------------------
                                                      Six
Average Annual Total Return Percentages (%)          Month    1-Year     3-Year     5-Year     Life

SP Strategic Partners Focused Growth Portfolio:     -14.56%   -21.66%      N/A        N/A     -26.80%
Class I/1/

SP Strategic Partners Focused Growth Portfolio:     -14.78%   -21.99%      N/A        N/A     -23.54%
Class II/1/

S&P 500 Index/2/                                    -13.15%   -17.98%     -9.17%      3.67%   -18.07%

Russell 1000 Growth Index/3/                        -20.78%   -26.49%    -16.15%     -0.28%   -33.02%

Lipper (VIP) Large-Cap Growth Funds Average/4/      -18.86%   -26.09%    -12.98%      1.74%   -30.19%
--------------------------------------------------------------------------------------------------------

SP Strategic Partners Focused Growth Portfolio Class I inception date:
9/22/2000. SP Strategic Partners Focused Growth Portfolio Class II inception date: 1/12/2001.

The SP Strategic Partners Focused Growth Portfolio (Class I) returned -14.56% for the six-month period ended June 30, 2002, ahead of both the Lipper (VIP) Large-Cap Growth Funds Average and the Russell 1000 Growth Index.

                                    [CHART]

                      $10,000 Invested Since Inception*,**

                SP Strategic Partners
                  Focused Growth        S&P 500
                     Portfolio           Index

09/30/2000           10,000.00         10,000.00
12/31/2000            7,953.41          9,218.11
06/30/2001            7,345.48          8,601.15
12/31/2001            6,735.02          8,123.36
06/30/2002            5,754.29          7,055.06

$5,754 SP Strategic Partners Focused Growth Portfolio
$7,055 S&P 500 Index

.. PERFORMANCE REVIEW

Alliance's investment in UnitedHealth Group made by far the largest positive contribution to the Portfolio's return. The pricing power and profitability of HMOs have been improving, and Alliance has particular confidence in UnitedHealth's management. Alliance also selected the Portfolio's worst detractor, the capital goods conglomerate Tyco. Tyco's shares had a very sharp drop in January when investors dramatically reduced their tolerance for aggressive accounting practices. Alliance sold its position before the end of April because of Tyco's uncertain plans to spin off components and reduce its indebtedness.

Two wireless telecommunication services companies, AT&T Wireless and Vodafone Group, and Nokia, the leading wireless handset firm, also detracted substantially from the Portfolio's return. Alliance is holding these large and well-capitalized companies because it expects the industry to consolidate, allowing the survivors to control large market shares. Technology companies whose profits are affected by the slowdown in capital investment projects also detracted from return. These included Jennison's IBM, Microsoft (also held by Alliance), and Intel positions. Clinical and regulatory setbacks caused sharp drops in biotechnology and drug stocks. Jennison's positions in Genentech, Pfizer (also held by Alliance), and MedImmune were among the larger detractors.

Both advisers held Citigroup, which was affected by investors' post-Enron skepticism about complicated companies, potential credit exposure to companies with deteriorating finances, and the association of its telecom analyst Jack Grubman with WorldCom's decline. Although Citigroup has a strong competitive position, Alliance began to trim its position.

--------------------------------------------------------------------------------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

**The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

/4/The Lipper (VIP) Large-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.        Semiannual Report      June 30, 2002
--------------------------------------------------------------------------------
Stock Index Portfolio

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

This Portfolio's consists primarily of the 500 stocks that comprise the Standard & Poor's 500 Index in approximately the same proportions they represent in the Index. The Portfolio aims to replicate the performance of the Standard & Poor's 500 Index, and tends to reflect the general trends of the overall U.S. equity market.


.. PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------------
                                                    Six
Average Annual Total Return Percentages (%)        Month     1-Year    3-Year   5-Year   10-Year
Stock Index Portfolio/1/                           -13.26%   -18.18%   -9.29%   3.47%    11.12%

S&P 500 Index/2/                                   -13.15%   -17.98%   -9.17%   3.67%    11.42%

Lipper (VIP) S&P 500 Index Funds Average/3/        -13.38%   -18.35%   -9.46%   3.40%    11.06%
-------------------------------------------------------------------------------------------------

Stock Index Portfolio inception date: 10/19/1987.

The Stock Index Portfolio declined 13.26% for the six-month period ended June 30, 2002, 12 basis points (hundredths of a percentage point) above its peer group Lipper Average. A very broad-based decline in the second quarter accounted for most of the fall. First quarter results were more mixed.

                                    [CHART]

                         $10,000 INVESTED OVER 10 YEARS


                                 Stock Index           S&P 500
                                  Portfolio             Index
                                  ---------             -----

             06/30/1992           10,000.00           10,000.00
             06/30/1993           11,311.30           11,360.59
             06/30/1994           11,434.84           11,519.70
             06/30/1995           14,364.23           14,518.13
             06/30/1996           18,044.14           18,289.89
             06/30/1997           24,201.52           24,632.87
             06/30/1998           31,388.55           32,065.02
             06/30/1999           38,463.48           39,359.31
             06/30/2000           41,138.58           42,214.23
             06/30/2001           35,081.87           35,957.21
             06/30/2002           28,705.20           29,493.77

  $28,705 Stock Index Portfolio
  $29,494 S&P 500 Index

.. PERFORMANCE REVIEW

Despite the steep S&P 500 Index fall in the first six months of 2002, investors were not indiscriminate, at least during the first half of the period. The decline masked a wide range of performances. The loss of confidence after the Enron, Tyco, and WorldCom debacles, to name three, lend investors to shy away from the stocks of any companies with very complicated financial statements. This hurt large companies that had grown by acquisition, such as General Electric, Citigroup, and American International Group, which together account for more than 7% of the S&P 500 capitalization.

The many positive economic signs didn't help telecommunications service companies, which trailed the market, or the firms that manufacture the equipment they use. Energy merchants, companies that constructed generating plants in strategically located sites where fuel was cheap and where they had the flexibility to sell power to the customers for whom it had the most value, also were brought down by high debt levels and guilt by association. In contrast, electric utilities had solid (if unspectacular) gains because their steady earnings stood out as a haven in this market. The information technology sector decline was broad. Corporate managers remain cautious and unwilling to commit to significant capital spending for technology because they continue to have difficulty predicting their earnings with any confidence.

Now for the good news. The materials sector overall rose by 5%, reflecting renewed economic growth. Metals and forest products had very strong returns. The best performing group was gold stocks. The decline of the broad health sector index was due to sharp share price declines in the biotechnology and drug industries because of clinical and regulatory setbacks. In contrast, health service industries, such as healthcare managers and hospitals, were among the strongest in the market. Earnings expectations for managed healthcare companies have been on a sharply rising course since 2001.

Some consumer stocks continued to benefit from the strength of consumer spending; the market was led by Big Lots and Dillards. TRW and Lockheed Martin stocks reflected the rocketing prospects of defense companies. The aerospace and defense group collectively notched a 15% gain.

--------------------------------------------------------------------------------
/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product changes. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Lipper (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.          Semiannual Report        June 30, 2002
--------------------------------------------------------------------------------
Value Portfolio

.. MANAGED BY: DEUTSCHE ASSET MANAGEMENT, INC.; JENNISON ASSOCIATES LLC; and VICTORY CAPITAL MANAGEMENT

We believe that few corporations have pricing power (the ability to increase prices without losing sales) in the current environment, and so it is a particular challenge to increase profits. We continue to focus on sectors where excess production capacity has already been shut down, allowing companies to increase their prices and profit margins. These include some consumer cyclicals, industrials, energy firms, and basic materials producers. These were the best performing areas in the first quarter, and we expect them to lead the market for the rest of the year.


.. PERFORMANCE SUMMARY
--------------------------------------------------------------------------------------------------------
                                                     Six                                       10-Year/
Average Annual Total Return Percentages(%)          Month     1-Year     3-Year     5-Year       Life
Value Portfolio: Class I/1/                         -10.65%   -13.22%     -1.28%       5.25%      11.73%

Value Portfolio: Class II/1/                        -10.83%   -13.57%       N/A         N/A      -13.12%

S&P 500 Index/2/                                    -13.15%   -17.98%     -9.17%       3.67%      11.42%

Russell 1000 Value Index/3/                          -4.78%    -8.95%     -2.92%       6.53%      12.98%

Lipper (VIP) Large-Cap Value Funds Average/4/        -8.42%   -13.20%     -4.51%       3.23%      11.03%

Lipper (VIP) Multi-Cap Value Funds Average/4/        -8.37%   -10.87%     -1.47%       5.01%      10.71%
--------------------------------------------------------------------------------------------------------


Value Portfolios Class I inception date: 2/19/1998. Class II inception date:
5/14/2001. Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios included in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

The Value Portfolio Class I returned -10.65% for the six-month period ended June 30, 2002, ahead of the S&P 500 Index return of -13.15%. The Portfolios's Class II shares returned -10.83% for the same period.

                                    [CHART]

                        $10,000 INVESTED OVER 10 YEARS*


                                   Value                S&P 500
                                 Portfolio               Index
                                 ---------               -----

             06/30/1992          10,000.00             10,000.00
             06/30/1993          12,564.40             11,360.59
             06/30/1994          13,155.63             11,519.70
             06/30/1995          15,386.17             14,518.13
             06/30/1996          17,566.36             18,289.89
             06/30/1997          23,466.79             24,632.87
             06/30/1998          29,990.29             32,065.02
             06/30/1999          31,507.28             39,359.31
             06/30/2000          28,383.75             42,214.23
             06/30/2001          34,932.75             35,957.21
             06/30/2002          30,315.13             29,493.77

             $30,315 Value Portfolio
            .$29,494 S&P 500 Index

.. PERFORMANCE REVIEW

Investors have been avoiding several large classes of stocks, including some sound companies whose stocks have been carried down with their groups. This has created some classic value opportunities, but investors continued to avoid these groups during this reporting period. The increased skepticism about corporate financial reporting has hurt the stocks of large companies that have grown by acquiring many other firms, including the Portfolio's holdings in Citigroup, American International Group (AIC), General Electric, and Tyco. The bankruptcy of Enron hurt other energy merchants that had high levels of debt, including our positions in Williams Companies and El Paso. The Portfolio's media and entertainment holdings, investment banks, and drug companies also were detractors, as were telecommunications and computer hardware companies.

On the positive side, the Portfolio had good positive returns on the health service companies Anethe, Humana, and HCA. Increased concern about oil and natural gas supply increased the value of companies with energy reserves, such as the Portfolio's positions in Talisman Energy and Amerada Hess. Gold stocks were among the market's strongest performers, and the Portfolio's positions in Freeport-McMoran Gold and Newmont Mining benefitted. Other natural resources stocks made positive contributions as well, including chemical and forest product companies.

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuations and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

/3/The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

/4/The Lipper (VIP) Large-Cap Value Funds Average and the Lipper (VIP) multi-Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

*The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. The Class II portfolios have an associated 12-b1 fee at the annual rate of 0.25% of the average daily net assets of the Class II portfolio and a 0.15% administration fee.

                           ---------------------------
                           DIVERSIFIED BOND PORTFOLIO
                           ---------------------------


STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

   ASSETS
     Investments, at value (cost $1,901,456,568)............ $1,912,549,824
     Foreign currency, at value (cost: $47).................             51
     Cash...................................................        590,317
     Receivable for investments sold........................    277,186,139
     Dividends and interest receivable......................     18,636,876
     Receivable for securities lending income...............         98,784
     Receivable for capital stock sold......................        171,768
     Unrealized appreciation on forward foreign currency
      contracts.............................................          4,070
     Prepaid expenses.......................................          1,305
                                                             --------------
      Total assets..........................................  2,209,239,134
                                                             --------------
   LIABILITIES
     Payable for investments purchased......................    664,452,136
     Collateral for securities on loan......................     72,148,054
     Payable for capital stock repurchased..................      7,132,492
     Unrealized depreciation on forward foreign currency
      contracts.............................................      1,353,926
     Management fee payable.................................        485,712
     Accrued expenses and other liabilities.................        206,227
     Securities lending rebate payable......................        153,469
     Due to broker -- variation margin......................         36,196
     Payable to securities lending agent....................          6,689
     Deferred directors' fees...............................          6,373
                                                             --------------
      Total liabilities.....................................    745,981,274
                                                             --------------
   NET ASSETS............................................... $1,463,257,860
                                                             ==============
     Net assets were comprised of:
      Common stock, at $0.01 par value...................... $    1,391,360
      Paid-in capital in excess of par......................  1,520,837,304
                                                             --------------
                                                              1,522,228,664
     Distributions in excess of net investment income.......       (468,966)
     Accumulated net realized loss on investments...........    (69,510,479)
     Net unrealized appreciation on investments and foreign
      currencies............................................     11,008,641
                                                             --------------
     Net assets, June 30, 2002.............................. $1,463,257,860
                                                             ==============
   Net asset value and redemption price per share,
    $1,463,257,860 / 139,136,040 outstanding shares of
    common stock (authorized 340,000,000 shares)............ $        10.52
                                                             ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
     Interest................................................. $ 43,025,542
     Income from securities loaned, net.......................      408,818
                                                               ------------
                                                                 43,434,360
                                                               ------------
   EXPENSES
     Management fee...........................................    2,841,407
     Shareholders' reports....................................      112,000
     Custodian's fees and expenses............................       92,000
     Audit fee................................................       14,000
     Directors' fees..........................................       12,000
     Commitment fee on syndicated credit agreement............        7,900
     Legal fees and expenses..................................        4,000
     Transfer agent's fees and expenses.......................        1,900
     Miscellaneous............................................       10,417
                                                               ------------
      Total expenses..........................................    3,095,624
     Less: custodian fee credit...............................      (11,975)
                                                               ------------
      Net expenses............................................    3,083,649
                                                               ------------
   NET INVESTMENT INCOME......................................   40,350,711
                                                               ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized loss on:
      Investments.............................................  (19,016,623)
      Futures.................................................     (923,087)
      Foreign currencies......................................   (2,916,617)
                                                               ------------
                                                                (22,856,327)
                                                               ------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................    3,826,162
      Futures.................................................    1,883,363
      Foreign currencies......................................   (1,465,594)
                                                               ------------
                                                                  4,243,931
                                                               ------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (18,612,396)
                                                               ------------
   NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $ 21,738,315
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $   40,350,711   $   86,941,182
 Net realized loss on investments and foreign
   currencies..........................................     (22,856,327)      (3,252,991)
 Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies...............       4,243,931        5,233,740
                                                         --------------   --------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..      21,738,315       88,921,931
                                                         --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income..................    (127,577,406)     (83,748,940)
                                                         --------------   --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................    (127,577,406)     (83,748,940)
                                                         --------------   --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [13,304,660 and 20,266,550 shares,
   respectively].......................................     145,173,244      237,445,375
 Capital stock issued in reinvestment of dividends and
   distributions [11,950,411 and 7,262,307 shares,
   respectively].......................................     127,577,406       83,748,940
 Capital stock repurchased [(9,442,166) and
   (16,727,741) shares, respectively]..................    (104,313,796)    (195,468,888)
                                                         --------------   --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS....................................     168,436,854      125,725,427
                                                         --------------   --------------
TOTAL INCREASE IN NET ASSETS...........................      62,597,763      130,898,418
NET ASSETS:
 Beginning of period...................................   1,400,660,097    1,269,761,679
                                                         --------------   --------------
 End of period (a).....................................  $1,463,257,860   $1,400,660,097
                                                         ==============   ==============
 (a) Includes undistributed net investment income of:..  $           --   $   86,757,729
                                                         --------------   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                   ------------------------------------------
                   DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
                   ------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

    ASSETS
      Investments, at value (cost $212,086,125).............. $206,530,218
      Foreign currency, at value (cost $154,007).............      155,426
      Cash...................................................      731,030
      Receivable for investments sold........................    5,261,598
      Dividends and interest receivable......................    1,720,321
      Receivable for purchased interest rate swaps...........      367,200
      Unrealized appreciation on interest rate swaps.........       57,872
      Deferred expenses and other assets.....................        1,117
                                                              ------------
       Total assets..........................................  214,824,782
                                                              ------------
    LIABILITIES
      Payable for investments purchased......................   27,912,337
      Investments sold short, at value (cost $1,637,587).....    1,647,970
      Payable for interest rate swaps........................      497,630
      Unrealized depreciation on interest rate swaps.........      260,666
      Accrued expenses and other liabilities.................      135,573
      Outstanding options written (premium received $94,820).      131,384
      Payable for capital stock repurchased..................      123,543
      Management Fee Payable.................................      116,906
      Interest payable on swap agreements....................       20,545
      Due to broker--variation margin........................       14,016
      Unrealized depreciation forward foreign currency
       contracts.............................................       11,586
      Deferred directors' fees...............................        2,919
      Withholding tax payable................................          489
                                                              ------------
       Total liabilities.....................................   30,875,564
                                                              ------------
    NET ASSETS............................................... $183,949,218
                                                              ============
      Net assets were comprised of:
       Common stock, at $0.01 par value...................... $    195,983
       Paid-in capital in excess of par......................  199,378,831
                                                              ------------
                                                               199,574,814
      Undistributed net investment income....................    3,320,326
      Accumulated net realized loss on investments...........  (13,286,642)
      Net unrealized depreciation on investments and foreign
       currencies............................................   (5,659,280)
                                                              ------------
      Net assets, June 30, 2002.............................. $183,949,218
                                                              ============
    Net asset value and redemption price per share,
     $183,949,218 / 19,598,261 outstanding shares of
     common stock (authorized 140,000,000 shares)............ $       9.39
                                                              ============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
     Interest................................................. $  3,837,638
     Dividends (net of $3,078 foreign withholding tax)........      383,534
                                                               ------------
                                                                  4,221,172
                                                               ------------
   EXPENSES
     Management fee...........................................      742,516
     Custodian's fees and expenses............................      145,000
     Shareholders' reports....................................       18,000
     Directors' fees..........................................        8,800
     Audit fee................................................        5,600
     Legal fees and expenses..................................        2,000
     Commitment fee on syndicated credit agreement............        1,000
     Transfer agent's fees and expenses.......................          500
     Miscellaneous............................................        1,650
                                                               ------------
      Total expenses..........................................      925,066
     Less: custodian fee credit...............................         (977)
                                                               ------------
      Net expenses............................................      924,089
                                                               ------------
   NET INVESTMENT INCOME......................................    3,297,083
                                                               ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized gain (loss) on:
      Investments.............................................   (5,420,614)
      Options written.........................................       34,512
      Futures.................................................      151,343
      Foreign currencies......................................      (75,854)
      Interest rate swaps.....................................      (92,231)
                                                               ------------
                                                                 (5,402,844)
                                                               ------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................   (7,411,341)
      Options written.........................................      (37,029)
      Futures.................................................      464,807
      Foreign currencies......................................     (232,505)
      Interest rate swaps.....................................     (202,794)
                                                               ------------
                                                                 (7,418,862)
                                                               ------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (12,821,706)
                                                               ------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $ (9,524,623)
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                           Six Months Ended    Year Ended
                                            June 30, 2002   December 31, 2001
                                           ---------------- -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
   Net investment income..................   $  3,297,083     $  8,687,493
   Net realized loss on investments and
     foreign currencies...................     (5,402,844)      (6,667,888)
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currencies...................     (7,418,862)         472,983
                                             ------------     ------------
   NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..............     (9,524,623)       2,492,588
                                             ------------     ------------
  DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income...       (391,219)      (8,608,172)
                                             ------------     ------------
  CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [414,953 and
     1,971,015 shares, respectively]......      4,087,661       19,977,898
   Capital stock issued in reinvestment
     of dividends and distributions
     [39,358 and 877,485 shares,
     respectively]........................        391,219        8,608,172
   Capital stock repurchased [(1,494,298)
     and (2,362,282) shares, respectively]    (14,669,444)     (23,206,268)
                                             ------------     ------------
   NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL STOCK
   TRANSACTIONS...........................    (10,190,564)       5,379,802
                                             ------------     ------------
  TOTAL DECREASE IN NET ASSETS............    (20,106,406)        (735,782)
  NET ASSETS:
   Beginning of period....................    204,055,624      204,791,406
                                             ------------     ------------
   End of period (a)......................   $183,949,218     $204,055,624
                                             ============     ============
   (a) Includes undistributed net
     investment income of:................   $  3,320,326     $    414,462
                                             ------------     ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                                -----------------
                                EQUITY PORTFOLIO
                                -----------------


STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

   ASSETS
    Investments, at value (cost $4,401,613,446).............. $3,959,749,219
    Foreign currency, at value (cost: $703,976)..............        711,253
    Cash.....................................................        152,838
    Receivable for investments sold..........................     25,166,773
    Dividends and interest receivable........................      3,556,421
    Receivable for capital stock sold........................      1,820,110
    Deferred expenses and other assets.......................          3,836
                                                              --------------
      Total assets...........................................  3,991,160,450
                                                              --------------
   LIABILITIES
    Payable for investments purchased........................     23,822,891
    Payable for capital stock repurchased....................      1,748,891
    Management fee payable...................................      1,511,086
    Accrued expenses and other liabilities...................        303,834
    Due to broker -- variation margin........................         33,278
    Withholding tax payable..................................            863
    Distribution fee payable.................................            106
    Administration fee payable...............................             64
                                                              --------------
      Total liabilities......................................     27,421,013
                                                              --------------
   NET ASSETS................................................ $3,963,739,437
                                                              ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value....................... $    2,192,364
      Paid-in capital in excess of par.......................  4,801,595,536
                                                              --------------
                                                               4,803,787,900
    Undistributed net investment income......................     17,381,255
    Accumulated net realized loss on investments.............   (414,932,798)
    Net unrealized depreciation on investments and foreign
      currencies.............................................   (442,496,920)
                                                              --------------
    Net assets, June 30, 2002................................ $3,963,739,437
                                                              ==============
   Class I:
   Net asset value and redemption price per
    share, $3,963,244,603 / 219,208,990 outstanding shares
    of common stock (authorized 590,000,000 shares).......... $        18.08
                                                              ==============
   Class II:
   Net asset value and redemption price per share, $494,834
    / 27,412 outstanding shares of common stock (authorized
    10,000,000 shares)....................................... $        18.05
                                                              ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
    Dividends (net of $347,812 foreign withholding tax)...... $  26,321,477
    Interest.................................................     1,766,075
                                                              -------------
                                                                 28,087,552
                                                              -------------
   EXPENSES
    Management fee...........................................     9,892,311
    Distribution fee -- Class II.............................           847
    Administration fee -- Class II...........................           508
    Shareholders' reports....................................       523,000
    Custodian's fees and expenses............................       160,000
    Audit fee................................................        43,000
    Directors' fees..........................................        18,000
    Commitment fee on syndicated credit agreement............        18,000
    Legal fees and expenses..................................        10,000
    Transfer agent's fees and expenses.......................         3,100
    Miscellaneous............................................        38,905
                                                              -------------
      Total expenses.........................................    10,707,671
    Less: custodian fee credit...............................        (1,625)
                                                              -------------
      Net expenses...........................................    10,706,046
                                                              -------------
   NET INVESTMENT INCOME.....................................    17,381,506
                                                              -------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
   FOREIGN CURRENCIES
    Net realized loss on:
      Investments............................................  (192,804,492)
      Futures................................................    (2,533,491)
      Foreign currencies.....................................       (42,376)
                                                              -------------
                                                               (195,380,359)
                                                              -------------
    Net change in unrealized appreciation (depreciation) on:
      Investments............................................  (353,185,511)
      Futures................................................      (957,845)
      Foreign currencies.....................................        (1,702)
                                                              -------------
                                                               (354,145,058)
                                                              -------------
   NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES............  (549,525,417)
                                                              -------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...... $(532,143,911)
                                                              =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $   17,381,506   $    41,995,448
 Net realized loss on investments and foreign
   currencies..........................................    (195,380,359)     (198,295,232)
 Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies...............    (354,145,058)     (464,959,296)
                                                         --------------   ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..    (532,143,911)     (621,259,080)
                                                         --------------   ---------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I.............................................      (1,025,823)      (40,962,632)
   Class II............................................              --            (6,403)
                                                         --------------   ---------------
                                                             (1,025,823)      (40,969,035)
                                                         --------------   ---------------
 Distributions from net realized capital gains
   Class I.............................................              --      (265,305,843)
   Class II............................................              --          (118,898)
                                                         --------------   ---------------
                                                                     --      (265,424,741)
                                                         --------------   ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................      (1,025,823)     (306,393,776)
                                                         --------------   ---------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [6,963,385 and 6,932,221 shares,
   respectively].......................................     138,530,930       148,169,727
 Capital stock issued in reinvestment of dividends and
   distributions [51,214 and 13,872,222 shares,
   respectively].......................................       1,025,823       306,393,776
 Capital stock repurchased [(13,142,102) and
   (26,225,122) shares, respectively]..................    (259,566,929)     (564,499,707)
                                                         --------------   ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS....................................    (120,010,176)     (109,936,204)
                                                         --------------   ---------------
TOTAL DECREASE IN NET ASSETS...........................    (653,179,910)   (1,037,589,060)
NET ASSETS:
 Beginning of period...................................   4,616,919,347     5,654,508,407
                                                         --------------   ---------------
 End of period (a).....................................  $3,963,739,437   $ 4,616,919,347
                                                         ==============   ===============
 (a) Includes undistributed net investment income of:..  $   17,381,255   $     1,025,572
                                                         --------------   ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                                -----------------
                                GLOBAL PORTFOLIO
                                -----------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

ASSETS
  Investments at value (cost $748,510,935)............... $ 686,876,632
  Foreign currency, at value (cost $12,057,239)..........    12,562,344
  Receivable for investments sold........................     6,021,820
  Dividends and interest receivable......................       905,182
  Receivable for capital stock sold......................       156,869
  Receivable for securities lending income...............        23,152
  Forward foreign currency contracts receivable..........         2,965
  Deferred expenses and other assets.....................           714
                                                          -------------
   Total assets..........................................   706,549,678
                                                          -------------
LIABILITIES
  Collateral for securities on loan......................    71,951,333
  Payable for capital stock repurchased..................     3,075,714
  Payable for investments purchased......................     2,057,811
  Unrealized depreciation on interest rate swaps.........       651,874
  Accrued expenses and other liabilities.................       396,302
  Management fee payable.................................       394,758
  Payable to custodian...................................       231,361
  Payable to securities lending agent....................        54,294
  Withholding tax payable................................        35,631
  Securities lending rebate payable......................        19,889
  Forward foreign currency contracts payable.............         7,823
                                                          -------------
   Total liabilities.....................................    78,876,790
                                                          -------------
NET ASSETS............................................... $ 627,672,888
                                                          =============
  Net assets were comprised of:
   Common stock, at $0.01 par value...................... $     480,086
   Paid-in capital in excess of par......................   885,764,100
                                                          -------------
                                                            886,244,186
  Undistributed net investment income....................     2,022,317
  Accumulated net realized loss on investments...........  (198,827,131)
  Net unrealized depreciation on investments and foreign
   currencies............................................   (61,766,484)
                                                          -------------
  Net assets, June 30, 2002.............................. $ 627,672,888
                                                          =============
Net asset value and redemption price per share,
 $627,672,888 / 48,008,602 outstanding shares of
 common stock (authorized 140,000,000 shares)............ $       13.07
                                                          =============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

INVESTMENT INCOME
  Dividends (net of $390,806 foreign withholding tax)...... $   4,912,435
  Interest.................................................       285,284
  Income from securities loaned, net.......................       396,065
                                                            -------------
                                                                5,593,784
                                                            -------------
EXPENSES
  Management fee...........................................     2,959,301
  Custodian's fees and expenses............................       223,000
  Shareholders' reports....................................       110,000
  Audit fee................................................        13,000
  Directors' fees..........................................         6,000
  Commitment fee on syndicated credit agreement............         4,300
  Transfer agent's fees and expenses.......................         3,500
  Legal fees and expenses..................................         2,800
  Miscellaneous............................................         7,394
                                                            -------------
   Total expenses..........................................     3,329,295
  Less: custodian fee credit...............................        (6,868)
                                                            -------------
   Net expenses............................................     3,322,427
                                                            -------------
NET INVESTMENT INCOME......................................     2,271,357
                                                            -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized loss on:
   Investments.............................................   (60,947,732)
   Foreign currencies......................................      (976,505)
   Interest rate swaps.....................................    (1,373,666)
                                                            -------------
                                                              (63,297,903)
                                                            -------------
  Net change in unrealized appreciation (depreciation) on:
   Investments.............................................   (46,165,340)
   Foreign currencies......................................       615,044
   Interest rate swaps.....................................       (66,295)
                                                            -------------
                                                              (45,616,591)
                                                            -------------
NET LOSS ON INVESTMENTS AND FOREIGN
CURRENCIES.................................................  (108,914,494)
                                                            -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS................................................. $(106,643,137)
                                                            =============

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $   2,271,357    $    5,789,796
 Net realized loss on investments and foreign
   currencies..........................................    (63,297,903)     (123,791,727)
 Net change in unrealized appreciation (depreciation)
   on investments and foreign currencies...............    (45,616,591)      (82,268,593)
                                                         -------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..   (106,643,137)     (200,270,524)
                                                         -------------    --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income..................     (7,749,158)       (3,409,968)
 Distributions from net realized capital gains.........             --      (228,950,076)
                                                         -------------    --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................     (7,749,158)     (232,360,044)
                                                         -------------    --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [10,736,330 and 28,874,970 shares,
   respectively].......................................    154,914,293       504,076,307
 Capital stock issued in reinvestment of dividends and
   distributions 531,857 and 13,035,663 shares,
   respectively].......................................      7,749,158       232,360,044
 Capital stock repurchased [(21,155,662) and
   (34,076,083) shares, respectively]..................   (305,620,262)     (600,916,991)
                                                         -------------    --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS............................   (142,956,811)      135,519,360
                                                         -------------    --------------
TOTAL DECREASE IN NET ASSETS...........................   (257,349,106)     (297,111,208)
NET ASSETS:
 Beginning of period...................................    885,021,994     1,182,133,202
                                                         -------------    --------------
 End of period (a).....................................  $ 627,672,888    $  885,021,994
                                                         =============    ==============
 (a) Includes undistributed net investment income of:..  $   2,022,317    $    7,500,118
                                                         -------------    --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                           --------------------------
                           HIGH YIELD BOND PORTFOLIO
                           --------------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

      ASSETS
        Investments, at value (cost $1,136,321,435)...... $  983,202,378
        Cash.............................................      2,160,552
        Dividends and interest receivable................     20,438,851
        Receivable for investments sold..................      1,708,674
        Receivable for securities lending income.........        139,703
        Receivable for capital stock sold................         40,133
        Deferred expenses and other assets...............            538
                                                          --------------
         Total assets....................................  1,007,690,829
                                                          --------------
      LIABILITIES
        Collateral for securities on loan................     75,969,962
        Payable for investments purchased................      6,146,736
        Payable for capital stock repurchased............        549,805
        Management fee payable...........................        419,521
        Accrued expenses and other liabilities...........        138,290
        Securities lending rebate payable................         73,506
        Payable to securities lending agent..............         16,550
        Deferred directors' fees.........................          4,089
                                                          --------------
         Total liabilities...............................     83,318,459
                                                          --------------
      NET ASSETS......................................... $  924,372,370
                                                          ==============
        Net assets were comprised of:
         Common stock, at $0.01 par value................ $    1,992,845
         Paid-in capital in excess of par................  1,332,159,344
                                                          --------------
                                                           1,334,152,189
        Distributions in excess of net investment income.     (1,577,169)
        Accumulated net realized loss on investments.....   (255,083,593)
        Net unrealized depreciation on investments.......   (153,119,057)
                                                          --------------
        Net assets, June 30, 2002........................ $  924,372,370
                                                          ==============
      Net asset value and redemption price per share,
       $924,372,370 / 199,284,515 outstanding shares of   $         4.64
       common stock (authorized 390,000,000 shares)...... ==============


STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

     INVESTMENT INCOME
       Interest............................................. $ 36,032,540
       Dividends............................................    2,398,094
       Income from securities loaned, net...................      228,503
                                                             ------------
                                                               38,659,137
                                                             ------------
     EXPENSES
       Management fee.......................................    2,170,673
       Custodian's fees and expenses........................       82,000
       Shareholders' reports................................       65,000
       Audit fee............................................        9,100
       Directors' fees......................................        9,100
       Legal fees and expenses..............................        5,000
       Commitment fee on syndicated credit agreement........        3,200
       Transfer agent's fees and expenses...................        2,600
       Miscellaneous........................................        4,695
                                                             ------------
        Total expenses......................................    2,351,368
       Less: custodian fee credit...........................       (6,575)
                                                             ------------
        Net expenses........................................    2,344,793
                                                             ------------
     NET INVESTMENT INCOME..................................   36,314,344
                                                             ------------
     NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS
       Net realized loss on investments.....................  (45,381,556)
       Net change in unrealized depreciation on investments.  (15,337,205)
                                                             ------------
     NET LOSS ON INVESTMENTS................................  (60,718,761)
                                                             ------------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................................. $(24,404,417)
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                        Six Months Ended    Year Ended
                                                         June 30, 2002   December 31, 2001
                                                        ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $  36,314,344     $  71,928,840
 Net realized loss on investments......................    (45,381,556)      (87,638,249)
 Net change in unrealized depreciation on investments..    (15,337,205)       12,117,544
                                                         -------------     -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..    (24,404,417)       (3,591,865)
                                                         -------------     -------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income..................   (109,820,351)      (76,479,091)
                                                         -------------     -------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [67,170,501 and 19,870,429 shares,
   respectively].......................................    353,292,287       115,194,310
 Capital stock issued in reinvestment of dividends and
   distributions [22,202,391 and 13,545,200 shares
   respectively].......................................    109,820,351        76,479,091
 Capital stock repurchased [(11,515,824) and
   (19,703,634) shares, respectively]..................    (60,325,189)     (117,128,504)
                                                         -------------     -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS....................................    402,787,449        74,544,897
                                                         -------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS................    268,562,681        (5,526,059)
NET ASSETS:
 Beginning of period...................................    655,809,689       661,335,748
                                                         -------------     -------------
 End of period (a).....................................  $ 924,372,370     $ 655,809,689
                                                         =============     =============
 (a) Includes undistributed net investment income of:..             --     $  71,928,838
                                                         -------------     -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                               -------------------
                               JENNISON PORTFOLIO
                               -------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

 ASSETS
   Investments at value (cost $1,986,450,680)................. $1,795,578,737
   Foreign currency, at value (cost $127,734).................         92,977
   Receivable for investments sold............................     17,524,387
   Receivable for capital stock sold..........................      3,183,832
   Dividends and interest receivable..........................      1,024,816
   Deferred expenses and other assets.........................          1,731
   Receivable for securities lending income...................            866
   Unrealized appreciation on forward foreign currency
    contracts.................................................            378
                                                               --------------
    Total assets..............................................  1,817,407,724
                                                               --------------
 LIABILITIES
   Payable for investments purchased..........................     18,835,586
   Unrealized depreciation on interest rate swaps.............      1,783,742
   Payable for capital stock repurchased......................      1,223,236
   Management fee payable.....................................        915,614
   Accrued expenses and other liabilities.....................        559,506
   Swap interest payable......................................         45,128
   Distribution fee payable...................................         15,478
   Administration fee payable.................................          9,208
   Payable to securities lending agent........................            217
                                                               --------------
    Total liabilities.........................................     23,387,715
                                                               --------------
 NET ASSETS................................................... $1,794,020,009
                                                               ==============
   Net assets were comprised of:
    Common stock, at $0.01 par value.......................... $    1,190,266
    Paid-in capital in excess of par..........................  2,888,343,343
                                                               --------------
                                                                2,889,533,609
   Undistributed net investment income........................      1,316,725
   Accumulated net realized loss on investments...............   (904,141,184)
   Net unrealized depreciation on investments and foreign
    currencies................................................   (192,689,141)
                                                               --------------
   Net assets, June 30, 2002.................................. $1,794,020,009
                                                               ==============
 Class I:
 Net asset value and redemption price per share,
  $1,736,457,674 / 115,177,355 outstanding shares of
  common stock (authorized 240,000,000 shares)................ $        15.08
                                                               ==============
 Class II:
 Net asset value and redemption price per share, $57,562,335 /
  3,849,286 outstanding shares of common stock (authorized
  20,000,000 shares).......................................... $        14.95
                                                               ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
     Dividends (net of $86,645 foreign withholding tax)....... $   7,357,682
     Interest.................................................       497,783
     Income from securities loaned, net.......................        38,417
                                                               -------------
                                                                   7,893,882
                                                               -------------
   EXPENSES
     Management fee...........................................     6,228,559
     Distribution fee -- Class II.............................        69,548
     Administration fee -- Class II...........................        41,729
     Shareholders' reports....................................        98,000
     Custodian's fees and expenses............................        68,000
     Audit fee................................................        27,000
     Commitment fee on syndicated credit agreement............         7,300
     Directors' fees..........................................         7,300
     Transfer agent's fees and expenses.......................         4,800
     Legal fees and expenses..................................         4,300
     Miscellaneous............................................        17,006
                                                               -------------
      Total expenses..........................................     6,573,542
     Less: custodian fee credit...............................       (12,376)
                                                               -------------
      Net expenses............................................     6,561,166
                                                               -------------
   NET INVESTMENT INCOME......................................     1,332,716
                                                               -------------
   NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized loss on:
      Investments.............................................  (233,735,326)
      Foreign currencies......................................       (50,784)
                                                               -------------
                                                                (233,786,110)
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (186,414,688)
      Foreign currencies......................................       (33,456)
      Interest rate swaps.....................................    (1,783,742)
                                                               -------------
                                                                (188,231,886)
                                                               -------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (422,017,996)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(420,685,280)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                           Six Months Ended    Year Ended
                                                                            June 30, 2002   December 31, 2001
                                                                           ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income....................................................  $    1,332,716   $    4,222,964
 Net realized loss on investments and foreign currencies..................    (233,786,110)    (649,705,913)
 Net change in unrealized appreciation (depreciation) on investments and
   foreign currencies.....................................................    (188,231,886)     113,723,602
                                                                            --------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................    (420,685,280)    (531,759,347)
                                                                            --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I................................................................        (232,880)      (3,975,406)
   Class II...............................................................              --              (12)
                                                                            --------------   --------------
                                                                                  (232,880)      (3,975,418)
                                                                            --------------   --------------
 Distributions from net realized capital gains
   Class I................................................................              --      (23,590,806)
   Class II...............................................................              --         (258,609)
                                                                            --------------   --------------
                                                                                        --      (23,849,415)
                                                                            --------------   --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................        (232,880)     (27,824,833)
                                                                            --------------   --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [22,243,633 and 23,972,144 shares, respectively]......     384,002,641      468,098,719
 Capital stock issued in reinvestment of dividends and distributions
   [13,323 and 1,363,188 shares, respectively]............................         232,880       27,824,833
 Capital stock repurchased [(24,235,595) and (30,857,338) shares,
   respectively]..........................................................    (415,732,911)    (595,952,756)
                                                                            --------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....     (31,497,390)    (100,029,204)
                                                                            --------------   --------------
TOTAL DECREASE IN NET ASSETS..............................................    (452,415,550)    (659,613,384)
NET ASSETS:
 Beginning of period......................................................   2,246,435,559    2,906,048,943
                                                                            --------------   --------------
 End of period (a)........................................................  $1,794,020,009   $2,246,435,559
                                                                            ==============   ==============
 (a) Includes undistributed net investment income of:.....................  $    1,316,725   $      216,889
                                                                            --------------   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                         -------------------------------
                         JENNISON 20/20 FOCUS PORTFOLIO
                         -------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

      ASSETS
        Investments at value (cost $79,524,054)............ $ 77,646,486
        Cash...............................................       28,909
        Dividends and interest receivable..................       63,106
        Receivable for capital stock sold..................        3,145
        Prepaid expenses...................................           73
                                                            ------------
         Total assets......................................   77,741,719
                                                            ------------
      LIABILITIES
        Payable for investments purchased..................      522,581
        Payable for capital stock repurchased..............      103,628
        Accrued expenses and other liabilities.............       56,604
        Management fee payable.............................       49,220
        Distribution fee payable...........................          802
        Administration fee payable.........................          481
                                                            ------------
         Total liabilities.................................      733,316
                                                            ------------
      NET ASSETS........................................... $ 77,008,403
                                                            ============
        Net assets were comprised of:
         Common stock, at $0.01 par value.................. $     81,915
         Paid-in capital in excess of par..................   88,841,586
                                                            ------------
                                                              88,923,501
        Undistributed net investment income................       96,503
        Accumulated net realized loss on investments.......  (10,134,033)
        Net unrealized depreciation on investments.........   (1,877,568)
                                                            ------------
        Net assets, June 30, 2002.......................... $ 77,008,403
                                                            ============
      Class I:
      Net asset value and redemption price per share,
       $72,999,968 / 7,763,270 outstanding shares of common
       stock (authorized 140,000,000 shares)............... $       9.40
                                                            ============
      Class II:
      Net asset value and redemption price per share,
       $4,008,435 / 428,214 outstanding shares of common
       stock (authorized 10,000,000 shares)................ $       9.36
                                                            ============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

     INVESTMENT INCOME
       Dividends (net of $5,309 foreign withholding tax).... $    462,739
       Interest.............................................       54,087
                                                             ------------
                                                                  516,826
                                                             ------------
     EXPENSES
       Management fee.......................................      320,677
       Distribution fee--Class II...........................        3,434
       Administration fee--Class II.........................        2,060
       Custodian's fees and expenses........................       53,000
       Shareholders' reports................................       20,000
       Directors' fees......................................        6,300
       Audit fee............................................        5,800
       Commitment fee on syndicated credit agreement........        3,400
       Legal fees and expenses..............................        2,000
       Transfer agent's fees and expenses...................          800
       Miscellaneous........................................        2,784
                                                             ------------
        Total expenses......................................      420,455
       Less: custodian fee credit...........................         (133)
                                                             ------------
        Net expenses........................................      420,322
                                                             ------------
     NET INVESTMENT INCOME..................................       96,504
                                                             ------------
     NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS
       Net realized loss on investments.....................   (3,184,536)
       Net change in unrealized depreciation on investments.   (7,382,985)
                                                             ------------
     NET LOSS ON INVESTMENTS................................  (10,567,521)
                                                             ------------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................................. $(10,471,017)
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                                Six Months Ended
                                                                                                                 June 30, 2002
                                                                                                                ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................................   $     96,504
  Net realized loss on investments.............................................................................     (3,184,536)
  Net change in unrealized appreciation (depreciation) on investments..........................................     (7,382,985)
                                                                                                                  ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................................................    (10,471,017)
                                                                                                                  ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................................
  Class I......................................................................................................        (15,466)
  Class II.....................................................................................................             --
                                                                                                                  ------------
                                                                                                                       (15,466)
                                                                                                                  ------------
  Distributions from net realized capital gains................................................................
  Class I......................................................................................................             --
  Class II.....................................................................................................             --
                                                                                                                  ------------
                                                                                                                            --
                                                                                                                  ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................................        (15,466)
                                                                                                                  ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [610,335 and 642,587 shares, respectively]................................................      6,249,148
  Capital stock issued in reinvestment of dividends and distributions [1,519 and 181,223 shares, respectively].         15,466
  Capital stock repurchased [(851,670) and (1,178,532) shares, respectively]...................................     (8,595,722)
                                                                                                                  ------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................................     (2,331,108)
                                                                                                                  ------------
TOTAL DECREASE IN NET ASSETS...................................................................................    (12,817,591)
NET ASSETS:
  Beginning of period..........................................................................................     89,825,994
                                                                                                                  ------------
  End of period (a)............................................................................................   $ 77,008,403
                                                                                                                  ============
  (a) Includes undistributed net investment income of:.........................................................   $     96,503
                                                                                                                  ------------

                                                                                                                   Year Ended
                                                                                                                December 31, 2001
                                                                                                                -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................................   $    424,471
  Net realized loss on investments.............................................................................     (5,263,132)
  Net change in unrealized appreciation (depreciation) on investments..........................................      3,567,245
                                                                                                                  ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................................................     (1,271,416)
                                                                                                                  ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................................
  Class I......................................................................................................       (405,414)
  Class II.....................................................................................................         (3,592)
                                                                                                                  ------------
                                                                                                                      (409,006)
                                                                                                                  ------------
  Distributions from net realized capital gains................................................................
  Class I......................................................................................................     (1,575,383)
  Class II.....................................................................................................        (14,248)
                                                                                                                  ------------
                                                                                                                    (1,589,631)
                                                                                                                  ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................................     (1,998,637)
                                                                                                                  ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [610,335 and 642,587 shares, respectively]................................................      6,923,968
  Capital stock issued in reinvestment of dividends and distributions [1,519 and 181,223 shares, respectively].      1,998,637
  Capital stock repurchased [(851,670) and (1,178,532) shares, respectively]...................................    (12,365,607)
                                                                                                                  ------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................................     (3,443,002)
                                                                                                                  ------------
TOTAL DECREASE IN NET ASSETS...................................................................................     (6,713,055)
NET ASSETS:
  Beginning of period..........................................................................................     96,539,049
                                                                                                                  ------------
  End of period (a)............................................................................................   $ 89,825,994
                                                                                                                  ============
  (a) Includes undistributed net investment income of:.........................................................   $     15,465
                                                                                                                  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                             -----------------------
                             MONEY MARKET PORTFOLIO
                             -----------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

         ASSETS
           Investments, at value (cost $1,238,192,974).. $1,238,192,974
           Cash.........................................         34,942
           Receivable for capital stock sold............      6,204,040
           Interest receivable..........................      4,812,160
           Prepaid expenses.............................          1,441
                                                         --------------
            Total assets................................  1,249,245,557
                                                         --------------
         LIABILITIES
           Payable for investments purchased............     27,002,690
           Payable for capital stock repurchased........      6,078,606
           Management fee payable.......................        394,070
           Accrued expenses and other liabilities.......        205,348
                                                         --------------
            Total liabilities...........................     33,680,714
                                                         --------------
         NET ASSETS..................................... $1,215,564,843
                                                         ==============
           Net assets were comprised of:
            Common stock, at $0.01 par value............ $    1,215,565
            Paid-in capital in excess of par............  1,214,349,278
                                                         --------------
           Net assets, June 30, 2002.................... $1,215,564,843
                                                         ==============
         Net asset value and redemption price per share,
          121,556,484 outstanding shares of common stock
          (authorized 340,000,000 shares)............... $        10.00
                                                         ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

             INVESTMENT INCOME
               Interest............................... $13,389,247
                                                       -----------
             EXPENSES
               Management fee.........................   2,593,937
               Shareholders' reports..................     117,000
               Custodian's fees and expenses..........      50,000
               Audit fee..............................      13,000
               Directors' fees........................       6,700
               Transfer agent's fees and expenses.....       3,900
               Legal fees and expenses................       2,300
               Miscellaneous..........................       8,304
                                                       -----------
                Total expenses........................   2,795,141
               Less: custodian fee credit.............        (513)
                                                       -----------
                Net expenses..........................   2,794,628
                                                       -----------
             NET INVESTMENT INCOME....................  10,594,619
                                                       -----------
             NET REALIZED GAIN ON INVESTMENTS.........       3,984
                                                       -----------
             NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS............................... $10,598,603
                                                       ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                   Six Months Ended    Year Ended
                                                    June 30, 2002   December 31, 2001
                                                   ---------------- -----------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income............................ $    10,594,619   $    55,283,991
 Net realized gain on investments.................           3,984         1,134,766
                                                   ---------------   ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................      10,598,603        56,418,757
                                                   ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.............     (10,594,619)      (55,283,991)
 Distributions from net realized capital gains....          (3,984)       (1,134,766)
                                                   ---------------   ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS................     (10,598,603)      (56,418,757)
                                                   ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [86,015,543 and 211,661,996
   shares, respectively]..........................     860,155,433     2,116,619,962
 Capital stock issued in reinvestment of
   dividends and distributions [1,044,445 and
   5,641,876 shares, respectively]................      10,444,449        56,418,757
 Capital stock repurchased [(115,688,806) and
   (190,938,245) shares, respectively]............  (1,156,888,060)   (1,909,382,452)
                                                   ---------------   ---------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS..................    (286,288,178)      263,656,267
                                                   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........    (286,288,178)      263,656,267
NET ASSETS:
 Beginning of period..............................   1,501,853,021     1,238,196,754
                                                   ---------------   ---------------
 End of period.................................... $ 1,215,564,843   $ 1,501,853,021
                                                   ===============   ===============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

                      -------------------------------------
                      SMALL CAPITALIZATION STOCK PORTFOLIO
                      -------------------------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

ASSETS
 Investments, at value (cost $601,132,414).................. $627,842,616
 Cash.......................................................          443
 Dividends and interest receivable..........................      308,955
 Receivable for capital stock sold..........................      153,764
 Receivable for investments sold............................       89,226
 Due from broker -- variation margin........................       23,984
 Receivable for securities lending income...................       17,747
 Deferred expenses and other assets.........................          462
                                                             ------------
   Total assets.............................................  628,437,197
                                                             ------------
LIABILITIES
 Collateral for securities on loan..........................   44,305,568
 Payable for capital stock repurchased......................      536,849
 Payable for investments purchased..........................      491,924
 Accrued expenses and other liabilities.....................      194,880
 Management fee payable.....................................      192,224
 Securities lending rebate payable..........................       60,127
 Payable to securities lending agent........................        6,441
                                                             ------------
   Total liabilities........................................   45,788,013
                                                             ------------
NET ASSETS.................................................. $582,649,184
                                                             ============
 Net assets were comprised of:
   Common stock, at $0.01 par value......................... $    383,665
   Paid-in capital in excess of par.........................  545,975,826
                                                             ------------
                                                              546,359,491
 Undistributed net investment income........................    1,008,805
 Accumulated net realized gain on investments...............    8,632,011
 Net unrealized appreciation on investments.................   26,648,877
                                                             ------------
 Net assets, June 30, 2002.................................. $582,649,184
                                                             ============
Net asset value and redemption price per share,
 $582,649,184 / 38,366,487 outstanding shares of common
 stock (authorized 140,000,000 shares)...................... $      15.19
                                                             ============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

INVESTMENT INCOME
 Dividends (net of $1,229 foreign withholding tax).......... $  2,138,986
 Interest...................................................      170,242
 Income from securities loaned, net.........................      154,298
                                                             ------------
                                                                2,463,526
                                                             ------------
EXPENSES
 Management fee.............................................    1,244,250
 Custodian's fees and expenses..............................       89,000
 Shareholders' reports......................................       58,000
 Audit fee..................................................        7,400
 Directors' fees............................................        7,100
 Commitment fee on syndicated credit agreement..............        4,200
 Legal fees and expenses....................................        4,000
 Transfer agent's fees and expenses.........................        2,200
 Miscellaneous..............................................       38,969
                                                             ------------
   Total expenses...........................................    1,455,119
 Less: custodian fee credit.................................         (398)
                                                             ------------
   Net expenses.............................................    1,454,721
                                                             ------------
NET INVESTMENT INCOME.......................................    1,008,805
                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on:
   Investments..............................................    9,948,838
   Futures..................................................    1,933,235
                                                             ------------
                                                               11,882,073
                                                             ------------
 Net change in unrealized appreciation on:
   Investments..............................................  (10,292,652)
   Futures..................................................     (797,900)
                                                             ------------
                                                              (11,090,552)
                                                             ------------
NET GAIN ON INVESTMENTS.....................................      791,521
                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........ $  1,800,326
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                             Six Months Ended    Year Ended
                                                              June 30, 2002   December 31, 2001
                                                             ---------------- -----------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income......................................   $  1,008,805     $  2,983,499
 Net realized gain on investments...........................     11,882,073        6,934,820
 Net change in unrealized appreciation on investments.......    (11,090,552)      20,888,017
                                                               ------------     ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......      1,800,326       30,806,336
                                                               ------------     ------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.......................     (2,983,498)      (2,916,940)
 Distributions from net realized capital gains..............     (7,580,347)     (76,611,611)
                                                               ------------     ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS..........................    (10,563,845)     (79,528,551)
                                                               ------------     ------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [3,505,950 and 4,920,762 shares,
   respectively]............................................     55,511,524       75,942,960
 Capital stock issued in reinvestment of dividends and
   distributions [635,228 and 5,605,169 shares,
   respectively]............................................     10,563,845       79,528,551
 Capital stock repurchased [(5,247,469) and (4,260,398)
   shares, respectively]....................................    (85,755,506)     (63,983,347)
                                                               ------------     ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.................................    (19,680,137)      91,488,164
                                                               ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    (28,443,656)      42,765,949
NET ASSETS:
 Beginning of period........................................    611,092,840      568,326,891
                                                               ------------     ------------
 End of period (a)..........................................   $582,649,184     $611,092,840
                                                               ============     ============
 (a) Includes undistributed net investment income of:.......   $  1,008,805     $  2,983,498
                                                               ------------     ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                ------------------------------------------------
                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                ------------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $13,094,645)......... $11,920,766
          Receivable for capital stock sold................     108,349
                                                            -----------
           Total assets....................................  12,029,115
                                                            -----------
        LIABILITIES
          Management fee payable...........................     107,900
          Payable to investment adviser....................         497
          Payable for capital stock repurchased............         462
                                                            -----------
           Total liabilities...............................     108,859
                                                            -----------
        NET ASSETS......................................... $11,920,256
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    17,459
           Paid-in capital in excess of par................  13,717,662
                                                            -----------
                                                             13,735,121
          Net investment loss..............................      (2,181)
          Accumulated net realized loss on investments.....    (638,805)
          Net unrealized depreciation on investments.......  (1,173,879)
                                                            -----------
          Net assets, June 30, 2002........................ $11,920,256
                                                            ===========
        Net asset value and redemption price per share,
         $11,920,256/1,745,936 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $      6.83
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

      INVESTMENT INCOME
        Dividends............................................ $       350
                                                              -----------
      EXPENSES
        Management fee.......................................       2,531
                                                              -----------
      NET INVESTMENT LOSS....................................      (2,181)
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS
        Net realized loss on investments.....................    (227,401)
        Net change in unrealized depreciation on investments.    (955,841)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (1,183,242)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(1,185,423)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                             Six Months Ended    Year Ended
                                              June 30, 2002   December 31, 2001
                                             ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)...............   $    (2,181)      $    15,914
 Net realized loss on investments...........      (227,401)         (411,404)
 Net change in unrealized depreciation on
   investments..............................      (955,841)         (162,831)
                                               -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.................................    (1,185,423)         (558,321)
                                               -----------       -----------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.......            --           (15,938)
 Distributions from net realized capital
   gains....................................            --           (18,925)
                                               -----------       -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS..........            --           (34,863)
                                               -----------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [930,488 and 1,101,665
   shares, respectively]....................     6,843,018         8,704,066
 Capital stock issued in reinvestment of
   dividends and distributions [0 and 4,418
   shares, respectively]....................            --            34,863
 Capital stock repurchased [(170,202) and
   (340,519) shares, respectively]..........    (1,208,484)       (2,727,504)
                                               -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.................     5,634,534         6,011,425
                                               -----------       -----------
TOTAL INCREASE IN NET ASSETS................     4,449,111         5,418,241
NET ASSETS:
 Beginning of period........................     7,471,145         2,052,904
                                               -----------       -----------
 End of period..............................   $11,920,256       $ 7,471,145
                                               ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                        ---------------------------------
                        SP ALLIANCE TECHNOLOGY PORTFOLIO
                        ---------------------------------



        STATEMENT OF ASSETS AND LIABILITIES
        (Unaudited)
        June 30, 2002

        ASSETS
          Investments, at value (cost $8,340,295)......... $ 6,513,997
          Cash............................................         536
          Receivable for investments sold.................     169,015
          Receivable for capital stock sold...............     101,279
          Due from Manager................................       1,628
          Dividends and interest receivable...............       1,165
          Deferred expenses and other assets..............           4
                                                           -----------
           Total assets...................................   6,787,624
                                                           -----------
        LIABILITIES
          Payable for investments purchased...............      29,376
          Accrued expenses and other liabilities..........      25,187
          Deferred directors' fees........................       1,827
          Payable for capital stock repurchased...........         116
          Withholding tax payable.........................          60
                                                           -----------
           Total liabilities..............................      56,566
                                                           -----------
        NET ASSETS........................................ $ 6,731,058
                                                           ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value............... $    16,630
           Paid-in capital in excess of par...............  12,040,645
                                                           -----------
                                                            12,057,275
          Accumulated net investment loss.................     (41,136)
          Accumulated net realized loss on investments....  (3,458,783)
          Net unrealized depreciation on investments......  (1,826,298)
                                                           -----------
          Net assets, June 30, 2002....................... $ 6,731,058
                                                           ===========
        Net asset value and redemption price per share,
         $6,731,058/1,663,026 outstanding shares of common
         stock (authorized 80,000,000 shares)............. $      4.05
                                                           ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

    INVESTMENT INCOME
      Interest................................................. $     5,231
      Dividends (net of $314 foreign withholding tax)..........       3,695
                                                                -----------
                                                                      8,926
                                                                -----------
    EXPENSES
      Management fee...........................................      44,221
      Custodian's fees and expenses............................      41,000
      Audit fee................................................       5,000
      Directors' fees..........................................       4,300
      Shareholders' reports....................................       3,700
      Legal fees and expenses..................................         800
      Transfer agent's fees and expenses.......................         700
      Miscellaneous............................................       1,006
                                                                -----------
       Total expenses..........................................     100,727
      Less: custodian fee credit...............................         (11)
         expense subsidy.......................................     (50,726)
                                                                -----------
       Net expenses............................................      49,990
                                                                -----------
    NET INVESTMENT INCOME LOSS.................................     (41,064)
                                                                -----------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments.........................  (1,626,088)

      Net change in unrealized depreciation on investments.....    (970,585)
                                                                -----------
    NET LOSS ON INVESTMENTS....................................  (2,596,673)
                                                                -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $(2,637,737)
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                            Six Months Ended    Year Ended
                                                                             June 30, 2002   December 31, 2001
                                                                            ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss......................................................   $   (41,064)      $   (40,274)
  Net realized loss on investments.........................................    (1,626,088)       (1,494,542)
  Net change in unrealized depreciation on investments.....................      (970,585)          (77,523)
                                                                              -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......................    (2,637,737)       (1,612,339)
                                                                              -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [721,086 and 1,053,834 shares, respectively]..........     3,661,736         6,372,084
  Capital stock repurchased [(402,271) and (509,248) shares, respectively].    (1,966,251)       (3,176,840)
                                                                              -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......     1,695,485         3,195,244
                                                                              -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS....................................      (942,252)        1,582,905
NET ASSETS:
  Beginning of period......................................................     7,673,310         6,090,405
                                                                              -----------       -----------
  End of period............................................................   $ 6,731,058       $ 7,673,310
                                                                              ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                     ---------------------------------------
                     SP BALANCED ASSET ALLOCATION PORTFOLIO
                     ---------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

      ASSETS
        Investments, at value (cost $118,733,114).......... $110,483,992
        Receivable for capital stock sold..................      187,832
                                                            ------------
         Total assets......................................  110,671,824
                                                            ------------
      LIABILITIES
        Payable for investments purchased..................      185,452
        Management fee payable.............................        4,549
        Payable for capital stock repurchased..............        2,380
                                                            ------------
         Total liabilities.................................      192,381
                                                            ------------
      NET ASSETS........................................... $110,479,443
                                                            ============
        Net assets were comprised of:
         Common stock, at $0.01 par value.................. $    131,918
         Paid-in capital in excess of par..................  118,544,770
                                                            ------------
                                                             118,676,688
        Undistributed net investment income................      819,432
        Accumulated net realized loss on investments.......     (767,555)
        Net unrealized depreciation on investments.........   (8,249,122)
                                                            ------------
        Net assets, June 30, 2002.......................... $110,479,443
                                                            ============
      Net asset value and redemption price per share,
       $110,479,443/13,191,810 outstanding shares of common
       stock (authorized 80,000,000 shares)................ $       8.37
                                                            ============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

      INVESTMENT INCOME
        Dividends............................................ $   841,980
                                                              -----------
      EXPENSES
        Management fee.......................................      22,548
                                                              -----------
      NET INVESTMENT INCOME..................................     819,432
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS
        Net realized loss on investments.....................    (152,807)
        Net change in unrealized depreciation on investments.  (7,984,030)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (8,136,837)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(7,317,405)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                             Six Months Ended    Year Ended
                                              June 30, 2002   December 31, 2001
                                             ---------------- -----------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net investment income.....................   $    819,432      $   792,363
  Net realized loss on investments..........       (152,807)        (419,875)
  Net change in unrealized depreciation on
    investments.............................     (7,984,030)        (249,599)
                                               ------------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................     (7,317,405)         122,889
                                               ------------      -----------
 DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income......             --         (792,353)
  Distributions from net realized capital
    gains...................................        (83,279)        (141,855)
                                               ------------      -----------
  TOTAL DIVIDENDS AND DISTRIBUTIONS.........        (83,279)        (934,208)
                                               ------------      -----------
 CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,628,291 and
    7,783,893 shares, respectively].........     58,491,701       70,760,120
  Capital stock issued in reinvestment of
    dividends and distributions [9,326 and
    105,586 shares, respectively]...........         83,279          934,208
  Capital stock repurchased [(780,466) and
    (932,619) shares, respectively].........     (6,828,290)      (8,452,629)
                                               ------------      -----------
  NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL STOCK TRANSACTIONS................     51,746,690       63,241,699
                                               ------------      -----------
 TOTAL INCREASE IN NET ASSETS...............     44,346,006       62,430,380
 NET ASSETS:
  Beginning of period.......................     66,133,437        3,703,057
                                               ------------      -----------
  End of period (a).........................   $110,479,443      $66,133,437
                                               ============      ===========
  (a) Includes undistributed net investment
    income of:..............................   $    819,432      $        --
                                               ------------      -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                   -------------------------------------------
                   SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $82,878,070)......... $78,270,415
          Receivable for capital stock sold................     210,217
                                                            -----------
           Total assets....................................  78,480,632
                                                            -----------
        LIABILITIES
          Payable for investments purchased................     207,453
          Management fee payable...........................       3,202
          Payable for capital stock repurchased............       2,764
                                                            -----------
           Total liabilities...............................     213,429
                                                            -----------
        NET ASSETS......................................... $78,267,203
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    84,745
           Paid-in capital in excess of par................  82,155,819
                                                            -----------
                                                             82,240,564
          Undistributed net investment income..............     839,438
          Accumulated net realized loss on investments.....    (205,144)
          Net unrealized depreciation on investments.......  (4,607,655)
                                                            -----------
          Net assets, June 30, 2002........................ $78,267,203
                                                            ===========
        Net asset value and redemption price per share,
         $78,267,203/8,474,496 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $      9.24
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

    INVESTMENT INCOME
      Dividends............................................... $   855,429
                                                               -----------
    EXPENSES
      Management fee..........................................      15,991
                                                               -----------
    NET INVESTMENT INCOME.....................................     839,438
                                                               -----------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments........................     (66,338)
      Net change in unrealized appreciation (depreciation) on
       investments............................................  (4,655,101)
                                                               -----------
    NET LOSS ON INVESTMENTS...................................  (4,721,439)
                                                               -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(3,882,001)
                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                                Six Months Ended
                                                                                                                 June 30, 2002
                                                                                                                ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................................   $   839,438
  Net realized loss on investments.............................................................................       (66,338)
  Net change in unrealized appreciation (depreciation) on investments..........................................    (4,655,101)
                                                                                                                  -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................................    (3,882,001)
                                                                                                                  -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................................      (217,498)
  Distributions from net realized capital gains................................................................       (51,167)
                                                                                                                  -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................................      (268,665)
                                                                                                                  -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [4,205,030 and 5,234,421 shares, respectively]............................................    40,574,847
  Capital stock issued in reinvestment of dividends and distributions [27,669 and 68,510 shares, respectively].       268,665
  Capital stock repurchased [(662,369) and (588,158) shares, respectively].....................................    (6,360,546)
                                                                                                                  -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................................    34,482,966
                                                                                                                  -----------
TOTAL INCREASE IN NET ASSETS...................................................................................    30,332,300
NET ASSETS:
  Beginning of period..........................................................................................    47,934,903
                                                                                                                  -----------
  End of period (a)............................................................................................   $78,267,203
                                                                                                                  ===========
  (a) Includes undistributed net investment income of:.........................................................   $   839,438
                                                                                                                  -----------

                                                                                                                   Year Ended
                                                                                                                December 31, 2001
                                                                                                                -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................................    $   826,955
  Net realized loss on investments.............................................................................        (55,223)
  Net change in unrealized appreciation (depreciation) on investments..........................................         52,972
                                                                                                                   -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................................        824,704
                                                                                                                   -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................................       (609,457)
  Distributions from net realized capital gains................................................................        (49,642)
                                                                                                                   -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................................       (659,099)
                                                                                                                   -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [4,205,030 and 5,234,421 shares, respectively]............................................     50,959,312
  Capital stock issued in reinvestment of dividends and distributions [27,669 and 68,510 shares, respectively].        659,099
  Capital stock repurchased [(662,369) and (588,158) shares, respectively].....................................     (5,742,835)
                                                                                                                   -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................................     45,875,576
                                                                                                                   -----------
TOTAL INCREASE IN NET ASSETS...................................................................................     46,041,181
NET ASSETS:
  Beginning of period..........................................................................................      1,893,722
                                                                                                                   -----------
  End of period (a)............................................................................................    $47,934,903
                                                                                                                   ===========
  (a) Includes undistributed net investment income of:.........................................................    $   217,498
                                                                                                                   -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                      -------------------------------------
                      SP GROWTH ASSET ALLOCATION PORTFOLIO
                      -------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $78,592,156)......... $71,842,682
          Receivable for capital stock sold................     125,703
                                                            -----------
           Total assets....................................  71,968,385
                                                            -----------
        LIABILITIES
          Payable for capital stock repurchased............     106,214
          Payable for investments purchased................      19,490
          Management fee payable...........................       2,996
                                                            -----------
           Total liabilities...............................     128,700
                                                            -----------
        NET ASSETS......................................... $71,839,685
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    95,559
           Paid-in capital in excess of par................  79,433,225
                                                            -----------
                                                             79,528,784
          Undistributed net investment income..............     298,244
          Accumulated net realized loss on investments.....  (1,237,869)
          Net unrealized depreciation on investments.......  (6,749,474)
                                                            -----------
          Net assets, June 30, 2002........................ $71,839,685
                                                            ===========
        Net asset value and redemption price per share,
         $71,839,685/9,555,869 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $      7.52
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

      INVESTMENT INCOME
        Dividends............................................ $   313,440
                                                              -----------
      EXPENSES
        Management fee.......................................      15,196
                                                              -----------
      NET INVESTMENT INCOME..................................     298,244
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS
        Net realized loss on investments.....................    (403,546)
        Net change in unrealized depreciation on investments.  (6,222,271)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (6,625,817)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(6,327,573)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                           Six Months Ended    Year Ended
                                            June 30, 2002   December 31, 2001
                                           ---------------- -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
   Net investment income..................   $   298,244       $   353,577
   Net realized loss on investments.......      (403,546)         (776,331)
   Net change in unrealized depreciation
     on investments.......................    (6,222,271)         (486,929)
                                             -----------       -----------
   NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS........................    (6,327,573)         (909,683)
                                             -----------       -----------
  DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income...            --          (357,156)
   Distributions from net realized
     capital gains........................       (21,973)          (52,072)
                                             -----------       -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......       (21,973)         (409,228)
                                             -----------       -----------
  CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [4,843,882 and
     6,196,607 shares, respectively]......    38,875,465        52,360,190
   Capital stock issued in reinvestment
     of dividends and distributions
     [2,706 and 50,175 shares,
     respectively]........................        21,973           409,228
   Capital stock repurchased [(952,112)
     and (995,521) shares, respectively]..    (7,544,336)       (8,518,300)
                                             -----------       -----------
   NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL STOCK TRANSACTIONS........    31,353,102        44,251,118
                                             -----------       -----------
  TOTAL INCREASE IN NET ASSETS............    25,003,556        42,932,207
  NET ASSETS:
   Beginning of period....................    46,836,129         3,903,922
                                             -----------       -----------
   End of period (a)......................   $71,839,685       $46,836,129
                                             ===========       ===========
   (a) Includes undistributed net
     investment income of:................   $   298,244       $        --
                                             -----------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                   ------------------------------------------
                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
                   ------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

     ASSETS
       Investments, excluding repurchase agreements,
        at value ($9,990,604)................................. $ 9,653,627
       Repurchase agreements (cost $1,770,000)................   1,770,000
       Cash...................................................         493
       Receivable for investments sold........................      34,698
       Receivable for capital stock sold......................      19,721
       Due from manager.......................................       1,505
       Dividends and interest receivable......................       1,134
       Deferred expenses and other assets.....................           6
                                                               -----------
        Total assets..........................................  11,481,184
                                                               -----------
     LIABILITIES
       Payable for investments purchased......................      60,628
       Accrued expenses and other liabilities.................      14,436
       Payable for capital stock repurchased..................       8,129
       Deferred directors' fees...............................       1,828
                                                               -----------
        Total liabilities.....................................      85,021
                                                               -----------
     NET ASSETS............................................... $11,396,163
                                                               ===========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $    20,028
        Paid-in capital in excess of par......................  15,161,961
                                                               -----------
                                                                15,181,989
       Accumulated net investment loss........................     (35,206)
       Accumulated net realized loss on investments...........  (3,413,643)
       Net unrealized depreciation on investments and foreign
        currencies............................................    (336,977)
                                                               -----------
       Net assets, June 30, 2002.............................. $11,396,163
                                                               ===========
     Net asset value and redemption price per share,
      $11,396,163/2,002,759 outstanding shares of common
      stock (authorized 80,000,000 shares).................... $      5.69
                                                               ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

      INVESTMENT INCOME
        Interest............................................. $    17,649
        Dividends (net of $20 foreign withholding tax).......       5,268
                                                              -----------
                                                                   22,917
                                                              -----------
      EXPENSES
        Management fee.......................................      48,011
        Custodian's fees and expenses........................      34,000
        Directors' fees......................................       6,000
        Audit fee............................................       5,000
        Shareholders' reports................................       2,700
        Transfer agent's fees and expenses...................       1,700
        Legal fees and expenses..............................         500
        Miscellaneous........................................         820
                                                              -----------
         Total expenses......................................      98,731
        Less: custodian fee credit...........................         (10)
              expense subsidy................................     (40,598)
                                                              -----------
         Net expenses........................................      58,123
                                                              -----------
      NET INVESTMENT LOSS....................................     (35,206)
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS............................................
        Net realized loss on investments.....................  (1,184,319)
        Net change in unrealized depreciation on investments.    (807,186)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (1,991,505)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(2,026,711)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                            Six Months Ended    Year Ended
                                                                             June 30, 2002   December 31, 2001
                                                                            ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss......................................................   $   (35,206)      $   (18,794)
  Net realized loss on investments.........................................    (1,184,319)       (1,737,031)
  Net change in unrealized appreciation (depreciation) on investments......      (807,186)          842,626
                                                                              -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......................    (2,026,711)         (913,199)
                                                                              -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,152,488 and 1,118,138 shares, respectively]........     7,301,341         7,516,764
  Capital stock repurchased [(365,315) and (554,266) shares, respectively].    (2,309,116)       (3,634,143)
                                                                              -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......     4,992,225         3,882,621
                                                                              -----------       -----------
TOTAL INCREASE IN NET ASSETS...............................................     2,965,514         2,969,422
NET ASSETS:
  Beginning of period......................................................     8,430,649         5,461,227
                                                                              -----------       -----------
  End of period............................................................   $11,396,163       $ 8,430,649
                                                                              ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                   -------------------------------------------
                   SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
                   -------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002


     ASSETS
       Investments, at value (cost $60,028,631)............... $59,443,712
       Foreign currency, at value (cost $6,115)...............       6,268
       Cash...................................................   1,152,000
       Receivable for investments sold........................     950,600
       Receivable for capital stock sold......................     123,804
       Dividends and interest receivable......................      41,005
       Deferred expenses and other assets.....................       3,329
       Unrealized appreciation on forward foreign currency
        contracts.............................................         258
                                                               -----------
        Total assets..........................................  61,720,976
                                                               -----------
     LIABILITIES
       Payable for investments purchased......................   4,262,055
       Payable for capital stock repurchased..................   3,619,458
       Management fee payable.................................      37,562
       Distribution fee payable...............................       4,782
       Administration fee payable.............................       2,869
       Unrealized depreciation on forward foreign currency
        contracts.............................................       2,520
       Withholding tax payable................................         760
                                                               -----------
        Total liabilities.....................................   7,930,006
                                                               -----------
     NET ASSETS............................................... $53,790,970
                                                               ===========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $   104,814
        Paid-in capital, in excess of par.....................  63,083,022
                                                               -----------
                                                                63,187,836
       Undistributed net investment income....................     117,337
       Accumulated net realized loss on investments...........  (8,924,919)
       Net unrealized depreciation on investments and foreign
        currencies............................................    (589,284)
                                                               -----------
       Net assets, June 30, 2002.............................. $53,790,970
                                                               ===========
     Class I:
     Net asset value and redemption price per share,
      $30,286,068/5,885,670 outstanding shares of common
      stock (authorized 80,000,000 shares).................... $      5.15
                                                               ===========
     Class II:
     Net asset value and redemption price per share,
      $23,504,902/4,595,741 outstanding shares of common
      stock (authorized 20,000,000 shares).................... $      5.11
                                                               ===========

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2002

    INVESTMENT INCOME
      Dividends (net of $34,745 foreign withholding tax)....... $   369,754
      Interest.................................................      75,980
                                                                -----------
                                                                    445,734
                                                                -----------
    EXPENSES
      Management fee...........................................     191,438
      Distribution fee--Class II...............................      24,181
      Administration fee--Class II.............................      14,509
      Custodian's fees and expenses............................      86,000
      Audit fee................................................       6,000
      Directors' fees..........................................       3,600
      Transfer agent's fees and expenses.......................       2,600
      Shareholders' reports....................................       1,700
      Legal fees and expenses..................................         700
      Miscellaneous............................................         645
                                                                -----------
       Total expenses..........................................     331,373
      Less: custodian fee credit...............................      (4,972)
         expense subsidy.......................................     (13,409)
                                                                -----------
       Net expenses............................................     312,992
                                                                -----------
    NET INVESTMENT INCOME......................................     132,742
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES
      Net realized loss on:
       Investments.............................................  (3,248,293)
       Foreign currencies......................................     (17,579)
                                                                -----------
                                                                 (3,265,872)
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................     754,657
       Foreign currencies......................................      (4,978)
                                                                -----------
                                                                    749,679
                                                                -----------
    NET LOSS ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................  (2,516,193)
                                                                -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $(2,383,451)
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                           Six Months Ended
                                                                                                            June 30, 2002
                                                                                                           ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...................................................................................  $     132,742
  Net realized loss on investments and foreign currencies.................................................     (3,265,872)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies..............        749,679
                                                                                                            -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................     (2,383,451)
                                                                                                            -------------
DIVIDENDS AND DISTRIBUTIONS:
  Tax return of capital distributions.....................................................................
  Class I.................................................................................................             --
  Class II................................................................................................             --
                                                                                                            -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................................             --
                                                                                                            -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [31,875,809 and 34,707,972 shares, respectively].....................................    168,015,913
  Capital stock issued in reinvestment of dividends and distributions [0 and 10,106 shares, respectively].             --
  Capital stock repurchased [(27,789,054) and (29,537,466) shares, respectively]..........................   (146,653,142)
                                                                                                            -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................................     21,362,771
                                                                                                            -------------
TOTAL INCREASE IN NET ASSETS..............................................................................     18,979,320
NET ASSETS:
  Beginning of period.....................................................................................     34,811,650
                                                                                                            -------------
  End of period (a).......................................................................................  $  53,790,970
                                                                                                            =============
  (a) Includes undistributed net investment income of:....................................................  $     117,337
                                                                                                            -------------

                                                                                                              Year Ended
                                                                                                           December 31, 2001
                                                                                                           -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...................................................................................   $      33,942
  Net realized loss on investments and foreign currencies.................................................      (5,596,251)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies..............        (554,509)
                                                                                                             -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................      (6,116,818)
                                                                                                             -------------
DIVIDENDS AND DISTRIBUTIONS:
  Tax return of capital distributions.....................................................................
  Class I.................................................................................................         (40,473)
  Class II................................................................................................         (22,107)
                                                                                                             -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................................         (62,580)
                                                                                                             -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [31,875,809 and 34,707,972 shares, respectively].....................................     214,023,922
  Capital stock issued in reinvestment of dividends and distributions [0 and 10,106 shares, respectively].          62,580
  Capital stock repurchased [(27,789,054) and (29,537,466) shares, respectively]..........................    (183,409,018)
                                                                                                             -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................................      30,677,484
                                                                                                             -------------
TOTAL INCREASE IN NET ASSETS..............................................................................      24,498,086
NET ASSETS:
  Beginning of period.....................................................................................      10,313,564
                                                                                                             -------------
  End of period (a).......................................................................................   $  34,811,650
                                                                                                             =============
  (a) Includes undistributed net investment income of:....................................................   $          --
                                                                                                             -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A16

                          -----------------------------
                          SP LARGE CAP VALUE PORTFOLIO
                          -----------------------------


STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $39,623,608)......... $38,230,852
          Cash.............................................         391
          Receivable for investments sold..................   4,855,750
          Receivable for capital stock sold................     189,261
          Dividends and interest receivable................      36,248
          Prepaid expenses.................................          13
                                                            -----------
           Total assets....................................  43,312,515
                                                            -----------
        LIABILITIES
          Payable for investments purchased................   7,292,974
          Accrued expenses and other liabilities...........      48,229
          Management fee payable...........................      12,539
          Deferred directors' fees.........................       1,831
          Payable for capital stock repurchased............          92
                                                            -----------
           Total liabilities...............................   7,355,665
                                                            -----------
        NET ASSETS......................................... $35,956,850
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    40,169
           Paid-in capital in excess of par................  38,345,031
                                                            -----------
                                                             38,385,200
          Undistributed net investment income..............     143,761
          Accumulated net realized loss on investments.....  (1,179,355)
          Net unrealized depreciation on investments.......  (1,392,756)
                                                            -----------
          Net assets, June 30, 2002........................ $35,956,850
                                                            ===========
        Net asset value and redemption price per share,
         $35,956,850/4,016,921 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $      8.95
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

           INVESTMENT INCOME
            Dividends (net of $162 foreign withholding
              tax)...................................... $   269,551
            Interest....................................      12,125
                                                         -----------
                                                             281,676
                                                         -----------
           EXPENSES
            Management fee..............................     122,594
            Custodian's fees and expenses...............      47,000
            Shareholders' reports.......................      28,000
            Directors' fees.............................       6,000
            Audit fee...................................       5,000
            Legal fees and expenses.....................         900
            Transfer agent's fees and expenses..........       1,800
            Miscellaneous...............................         227
                                                         -----------
              Total expenses............................     211,521
            Less: custodian fee credit..................         (22)
                expense subsidy.........................     (73,591)
                                                         -----------
              Net expenses..............................     137,908
                                                         -----------
           NET INVESTMENT INCOME........................     143,768
                                                         -----------
           NET REALIZED AND UNREALIZED GAIN (LOSS) ON
           INVESTMENTS
            Net realized gain (loss) on:
              Investments...............................    (533,585)
              Futures...................................      15,245
                                                         -----------
                                                            (518,340)
                                                         -----------
            Net change in unrealized depreciation on:
              Investments...............................  (1,591,633)
              Futures...................................      (7,398)
                                                         -----------
                                                          (1,599,031)
                                                         -----------
           NET LOSS ON INVESTMENTS......................  (2,117,371)
                                                         -----------
           NET DECREASE IN NET ASSETS RESULTING FROM
           OPERATIONS................................... $(1,973,603)
                                                         ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                              Six Months Ended    Year Ended
                                               June 30, 2002   December 31, 2001
                                              ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.......................   $   143,768       $   129,639
 Net realized loss on investments............      (518,340)         (603,778)
 Net change in unrealized depreciation on
   investments...............................    (1,599,032)           (2,252)
                                                -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    (1,973,604)         (476,391)
                                                -----------       -----------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income........            --          (139,958)
                                                -----------       -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...........            --          (139,958)
                                                -----------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [1,956,412 and 2,190,953
   shares, respectively].....................    18,444,426        20,941,061
 Capital stock issued in reinvestment of
   dividends and distributions [0 and 14,967
   shares, respectively].....................            --           139,958
 Capital stock repurchased [(452,959) and
   (63,752) shares, respectively]............    (4,247,511)         (606,772)
                                                -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS..................    14,196,915        20,474,247
                                                -----------       -----------
TOTAL INCREASE IN NET ASSETS.................    12,223,311        19,857,898
NET ASSETS:
 Beginning of period.........................    23,733,539         3,875,641
                                                -----------       -----------
 End of period (a)...........................   $35,956,850       $23,733,539
                                                ===========       ===========
 (a) Includes undistributed net investment
   income of:................................   $   143,761       $        --
                                                -----------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A17

                     ---------------------------------------
                     SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                     ---------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

     ASSETS
       Investments, at value (cost $11,593,108)............... $ 9,682,116
       Foreign currency, at value (cost $130).................         127
       Cash...................................................          32
       Receivable for investments sold........................      65,389
       Dividends and interest receivable......................      10,367
       Receivable for capital stock sold......................       8,692
       Deferred expenses and other assets.....................           5
                                                               -----------
        Total assets..........................................   9,766,728
                                                               -----------
     LIABILITIES
       Payable for investments purchased......................     119,547
       Accrued expenses and other liabilities.................      21,218
       Management fee payable.................................       6,135
       Deferred directors' fees...............................       1,828
       Payable for capital stock repurchased..................         336
       Withholding tax payable................................         162
       Forward foreign currency contracts payable.............          17
                                                               -----------
        Total liabilities.....................................     149,243
                                                               -----------
     NET ASSETS............................................... $ 9,617,485
                                                               ===========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $    16,996
        Paid-in capital in excess of par......................  13,405,625
                                                               -----------
                                                                13,422,621
       Undistributed net investment income....................       2,876
       Accumulated net realized loss on investments...........  (1,897,020)
       Net unrealized depreciation on investments and foreign
        currencies............................................  (1,910,992)
                                                               -----------
       Net assets, June 30, 2002.............................. $ 9,617,485
                                                               ===========
     Net asset value and redemption price per share,
      $9,617,485/1,699,595 outstanding shares of common
      stock (authorized 80,000,000 shares).................... $      5.66
                                                               ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

    INVESTMENT INCOME
      Dividends (net of $747 foreign withholding tax).......... $    40,631
      Interest.................................................       9,812
                                                                -----------
                                                                     50,443
                                                                -----------
    EXPENSES
      Management fee...........................................      35,606
      Custodian's fees and expenses............................      51,000
      Directors' fees..........................................       5,700
      Audit fee................................................       4,800
      Shareholders' reports....................................       1,900
      Transfer agent's fees and expenses.......................       1,500
      Legal fees and expenses..................................         700
      Miscellaneous............................................          56
                                                                -----------
       Total expenses..........................................     101,262
      Less: custodian fee credit...............................         (21)
         expense subsidy.......................................     (53,775)
                                                                -----------
       Net expenses............................................      47,466
                                                                -----------
    NET INVESTMENT INCOME......................................       2,977
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES
      Net realized gain (loss) on:
       Investments.............................................    (229,730)
       Foreign currencies......................................         132
                                                                -----------
                                                                   (229,598)
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................  (1,855,118)
       Foreign currencies......................................         (13)
                                                                -----------
                                                                 (1,855,131)
                                                                -----------
    NET LOSS ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................  (2,084,729)
                                                                -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $(2,081,752)
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                           Six Months Ended    Year Ended
                                            June 30, 2002   December 31, 2001
                                           ---------------- -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
   Net investment income (loss)...........   $     2,977       $      (258)
   Net realized loss on investments and
     foreign currencies...................      (229,598)       (1,634,857)
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currencies...................    (1,855,131)          173,470
                                             -----------       -----------
   NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS........................    (2,081,752)       (1,461,645)
                                             -----------       -----------
  DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income...            --            (9,788)
                                             -----------       -----------
  CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [680,093 and
     1,059,257 shares, respectively]......     4,449,337         7,987,852
   Capital stock issued in reinvestment
     of dividends and distributions [0
     and 1,387 shares, respectively]......            --             9,788
   Capital stock repurchased [(151,313)
     and (354,901) shares, respectively]..      (952,229)       (2,577,851)
                                             -----------       -----------
   NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL STOCK TRANSACTIONS........     3,497,108         5,419,789
                                             -----------       -----------
  TOTAL INCREASE IN NET ASSETS............     1,415,356         3,948,356
  NET ASSETS:
   Beginning of period....................     8,202,129         4,253,773
                                             -----------       -----------
   End of period (a)......................   $ 9,617,485       $ 8,202,129
                                             ===========       ===========
   (a) Includes undistributed net
     investment income of:................   $     2,876       $        --
                                             -----------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A18

                        --------------------------------
                        SP MFS MID-CAP GROWTH PORTFOLIO
                        --------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $22,304,958)......... $16,401,716
          Cash.............................................      25,070
          Receivable for investments sold..................     372,389
          Receivable for capital stock sold................     294,748
          Dividends and interest receivable................       3,328
          Deferred expenses and other assets...............           8
                                                            -----------
           Total assets....................................  17,097,259
                                                            -----------
        LIABILITIES
          Payable for investments purchased................   1,436,790
          Accrued expenses and other liabilities...........      18,210
          Management fee payable...........................      10,718
          Payable for capital stock repurchased............       3,934
          Deferred directors' fees.........................       1,829
                                                            -----------
           Total liabilities...............................   1,471,481
                                                            -----------
        NET ASSETS......................................... $15,625,778
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    33,367
           Paid-in capital in excess of par................  25,560,954
                                                            -----------
                                                             25,594,321
          Accumulated net investment loss..................     (52,709)
          Accumulated net realized loss on investments.....  (4,012,592)
          Net unrealized depreciation on investments.......  (5,903,242)
                                                            -----------
          Net assets, June 30, 2002........................ $15,625,778
                                                            ===========
        Net asset value and redemption price per share,
         $15,625,778/3,336,678 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $      4.68
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

      INVESTMENT INCOME
        Interest............................................. $    17,527
        Dividends............................................      13,136
                                                              -----------
                                                                   30,663
                                                              -----------
      EXPENSES
        Management fee.......................................      66,755
        Custodian's fees and expenses........................      42,000
        Directors' fees......................................       6,100
        Audit fee............................................       5,000
        Shareholders' reports................................       3,000
        Transfer agent's fees and expenses...................       1,000
        Legal fees and expenses..............................         800
        Miscellaneous........................................         202
                                                              -----------
         Total expenses......................................     124,857
        Less: custodian fee credit...........................         (84)
              expense subsidy................................     (41,401)
                                                              -----------
         Net expenses........................................      83,372
                                                              -----------
      NET INVESTMENT LOSS....................................     (52,709)
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS
        Net realized loss on investments.....................  (3,468,019)
        Net change in unrealized depreciation on investments.  (4,684,065)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (8,152,084)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(8,204,793)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                          Six Months Ended
                                                                                                           June 30, 2002
                                                                                                          ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss....................................................................................   $   (52,709)
  Net realized loss on investments.......................................................................    (3,468,019)
  Net change in unrealized depreciation on investments...................................................    (4,684,065)
                                                                                                            -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................................    (8,204,793)
                                                                                                            -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...................................................................            --
  Distributions from net realized capital gains..........................................................            --
  Tax return of capital distributions....................................................................            --
                                                                                                            -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.......................................................................            --
                                                                                                            -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,692,858 and 1,938,677 shares, respectively]......................................    10,605,135
  Capital stock issued in reinvestment of dividends and distributions [0 and 4,790 shares, respectively].            --
  Capital stock repurchased [(440,491) and (438,263) shares, respectively]...............................    (2,663,540)
                                                                                                            -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....................................     7,941,595
                                                                                                            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................................      (263,198)
NET ASSETS:
  Beginning of period....................................................................................    15,888,976
                                                                                                            -----------
  End of period..........................................................................................   $15,625,778
                                                                                                            ===========

                                                                                                             Year Ended
                                                                                                          December 31, 2001
                                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss....................................................................................    $   (18,974)
  Net realized loss on investments.......................................................................       (527,832)
  Net change in unrealized depreciation on investments...................................................       (986,506)
                                                                                                             -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................................     (1,533,312)
                                                                                                             -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...................................................................         (2,549)
  Distributions from net realized capital gains..........................................................        (34,886)
  Tax return of capital distributions....................................................................         (4,666)
                                                                                                             -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.......................................................................        (42,101)
                                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,692,858 and 1,938,677 shares, respectively]......................................     15,173,759
  Capital stock issued in reinvestment of dividends and distributions [0 and 4,790 shares, respectively].         42,101
  Capital stock repurchased [(440,491) and (438,263) shares, respectively]...............................     (3,362,376)
                                                                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....................................     11,853,484
                                                                                                             -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................................     10,278,071
NET ASSETS:
  Beginning of period....................................................................................      5,610,905
                                                                                                             -----------
  End of period..........................................................................................    $15,888,976
                                                                                                             ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A19

                        --------------------------------
                        SP PIMCO TOTAL RETURN PORTFOLIO
                        --------------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

    ASSETS
      Investments, at value (cost $357,378,842)............... $356,231,466
      Foreign currency, at value (cost $748,318)..............      757,267
      Cash....................................................    1,360,324
      Receivable for investments sold.........................   36,738,906
      Receivable for capital stock sold.......................    6,085,990
      Dividends and interest receivable.......................    2,412,323
      Receivable for purchased interest rate swaps............    1,460,156
      Deferred expenses and other assets......................        3,865
      Unrealized appreciation on forward foreign currency
       contracts..............................................          690
                                                               ------------
       Total assets...........................................  405,050,987
                                                               ------------
    LIABILITIES
      Payable for investments purchased.......................  122,746,388
      Payable for interest rate swaps.........................    1,779,562
      Outstanding options written (premium received $408,085).      534,632
      Unrealized depreciation on forward foreign currency
       contracts..............................................      269,850
      Interest payable on swap agreements.....................      233,681
      Management fee payable..................................      129,294
      Due to broker-variation margin..........................       54,645
      Unrealized depreciation on interest rate swaps..........       46,772
      Payable for capital stock repurchased...................       16,955
      Accrued expenses and other liabilities..................        6,592
      Deferred directors' fees................................        2,063
                                                               ------------
       Total liabilities......................................  125,820,435
                                                               ------------
    NET ASSETS................................................ $279,230,553
                                                               ============
      Net assets were comprised of:
       Common stock, at $0.01 par value....................... $    256,245
       Paid-in capital in excess of par.......................  277,372,905
                                                               ------------
                                                                277,629,150
      Undistributed net investment income.....................     (125,433)
      Accumulated net realized gain on investments............    2,151,041
      Net unrealized depreciation on investments and foreign
       currencies.............................................     (424,205)
                                                               ------------
      Net assets, June 30, 2002............................... $279,230,553
                                                               ============
    Net asset value and redemption price per share,
     $279,230,553/25,624,476 outstanding shares of
     common stock (authorized 80,000,000 shares).............. $      10.90
                                                               ============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

    INVESTMENT INCOME
      Interest................................................. $ 3,644,072
                                                                -----------
    EXPENSES
      Management fee...........................................     619,080
      Custodian's fees and expenses............................      81,000
      Audit fee................................................       5,000
      Directors' fees..........................................       4,900
      Shareholders' reports....................................       3,700
      Transfer agent's fees and expenses.......................       2,000
      Legal fees and expenses..................................       1,000
      Miscellaneous............................................         918
                                                                -----------
       Total expenses..........................................     717,598
      Less: custodian fee credit...............................      (1,411)
                                                                -----------
       Net expenses............................................     716,187
                                                                -----------
    NET INVESTMENT INCOME......................................   2,927,885
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES
      Net realized gain (loss) on:
       Investments.............................................   2,077,728
       Options written.........................................      58,442
       Futures.................................................   1,561,692
       Foreign currencies......................................    (173,409)
       Interest rate swaps.....................................    (427,107)
                                                                -----------
                                                                  3,097,346
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................  (1,013,718)
       Options written.........................................    (131,222)
       Futures.................................................   1,960,256
       Foreign currencies......................................    (934,256)
       Interest rate swaps.....................................      (7,335)
                                                                -----------
                                                                   (126,275)
                                                                -----------
    NET GAIN ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................   2,971,071
                                                                -----------
    NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $ 5,898,956
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                       Six Months Ended    Year Ended
                                                                        June 30, 2002   December 31, 2001
                                                                       ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income................................................   $  2,927,885     $  2,128,246
 Net realized gain on investments and foreign currencies..............      3,097,346        1,832,773
 Net change in unrealized depreciation on investments and foreign
   currencies.........................................................       (126,275)        (477,987)
                                                                         ------------     ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................      5,898,956        3,483,032
                                                                         ------------     ------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.................................     (3,126,791)      (2,230,696)
 Distributions from net realized capital gains........................         (7,146)      (2,700,261)
                                                                         ------------     ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................     (3,133,937)      (4,930,957)
                                                                         ------------     ------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [12,826,537 and 13,652,270 shares, respectively]..    139,665,634      148,122,391
 Capital stock issued in reinvestment of dividends and distributions
   [287,258 and 462,472 shares, respectively].........................      3,133,937        4,930,957
 Capital stock repurchased [(1,219,748) and (1,414,001) shares,
   respectively]......................................................    (13,308,410)     (15,343,219)
                                                                         ------------     ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.    129,491,161      137,710,129
                                                                         ------------     ------------
TOTAL INCREASE IN NET ASSETS..........................................    132,256,180      136,262,204
NET ASSETS:
 Beginning of period..................................................    146,974,373       10,712,169
                                                                         ------------     ------------
 End of period (a)....................................................   $279,230,553     $146,974,373
                                                                         ============     ============
 (a) Includes undistributed net investment income of:.................   $         --     $     73,473
                                                                         ------------     ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A20

                  ---------------------------------------------
                  SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                  ---------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

       ASSETS
         Investments, at value (cost $45,929,842).......... $42,776,389
         Receivable for investments sold...................   1,354,173
         Receivable for capital stock sold.................      93,596
         Dividends and interest receivable.................       4,753
         Deferred expenses and other assets................          15
                                                            -----------
          Total assets.....................................  44,228,926
                                                            -----------
       LIABILITIES
         Payable for investments purchased.................   3,144,153
         Management fee payable............................      20,904
         Accrued expenses and other liabilities............      19,462
         Payable for capital stock repurchased.............          94
         Distribution fee payable..........................          69
         Administration fee payable........................          42
                                                            -----------
          Total liabilities................................   3,184,724
                                                            -----------
       NET ASSETS.......................................... $41,044,202
                                                            ===========
         Net assets were comprised of:
          Common stock, at $0.01 par value................. $    78,252
          Paid-in capital in excess of par.................  53,457,890
                                                            -----------
                                                             53,536,142
         Accumulated net investment loss...................     (98,500)
         Accumulated net realized loss on investments......  (9,239,987)
         Net unrealized depreciation on investments........  (3,153,453)
                                                            -----------
         Net assets, June 30, 2002......................... $41,044,202
                                                            ===========
       Class I:
       Net asset value and redemption price per share,
        $40,726,661/ 7,764,480 outstanding shares of common
        stock (authorized 80,000,000 shares)............... $      5.25
                                                            ===========
       Class II:
       Net asset value and redemption price per share,
        $317,541/ 60,761 outstanding shares of common stock
        (authorized 20,000,000 shares)..................... $      5.23
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

     INVESTMENT INCOME
       Dividends (net of $1,148 foreign withholding tax).... $     40,473
       Interest.............................................       33,032
                                                             ------------
                                                                   73,505
                                                             ------------
     EXPENSES
       Management fee.......................................      114,494
       Distribution fee--Class II...........................          346
       Administration fee--Class II.........................          208
       Custodian's fees and expenses........................       42,000
       Directors' fees......................................        6,000
       Audit fee............................................        5,000
       Shareholders' reports................................        3,200
       Transfer agent's fees and expenses...................        2,000
       Legal fees and expenses..............................          500
       Miscellaneous........................................          657
                                                             ------------
        Total expenses......................................      174,405
       Less: custodian fee credit...........................         (290)
          expense subsidy...................................       (2,110)
                                                             ------------
        Net expenses........................................      172,005
                                                             ------------
     NET INVESTMENT LOSS....................................      (98,500)
                                                             ------------
     NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS
       Net realized loss on investments.....................   (5,928,953)
       Net change in unrealized depreciation on investments.   (4,614,494)
                                                             ------------
     NET LOSS ON INVESTMENTS................................  (10,543,447)
                                                             ------------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................................. $(10,641,947)
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                            Six Months Ended    Year Ended
                                                                             June 30, 2002   December 31, 2001
                                                                            ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss......................................................   $    (98,500)     $   (55,985)
  Net realized loss on investments.........................................     (5,928,953)      (2,939,101)
  Net change in unrealized appreciation (depreciation) on investments......     (4,614,494)       1,753,627
                                                                              ------------      -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......................    (10,641,947)      (1,241,459)
                                                                              ------------      -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,665,736 and 4,539,548 shares, respectively]........     22,700,146       31,588,579
  Capital stock repurchased [(394,283) and (745,512) shares, respectively].     (2,375,098)      (5,353,501)
                                                                              ------------      -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......     20,325,048       26,235,078
                                                                              ------------      -----------
TOTAL INCREASE IN NET ASSETS...............................................      9,683,101       24,993,619
NET ASSETS:
  Beginning of period......................................................     31,361,101        6,367,482
                                                                              ------------      -----------
  End of period............................................................   $ 41,044,202      $31,361,101
                                                                              ============      ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A21

                        ---------------------------------
                        SP SMALL/MID-CAP VALUE PORTFOLIO
                        ---------------------------------



STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

        ASSETS
          Investments, at value (cost $84,497,803)......... $87,067,879
          Cash.............................................     130,557
          Receivable for capital stock sold................     384,252
          Dividends and interest receivable................      73,985
          Receivable for investments sold..................      70,572
          Deferred expenses and other assets...............          26
                                                            -----------
           Total assets....................................  87,727,271
                                                            -----------
        LIABILITIES
          Payable for investments purchased................     502,332
          Management fee payable...........................      62,238
          Accrued expenses and other liabilities...........      19,257
          Deferred directors' fees.........................       1,937
          Payable for capital stock repurchased............       1,379
          Withholding tax payable..........................         142
                                                            -----------
           Total liabilities...............................     587,285
                                                            -----------
        NET ASSETS......................................... $87,139,986
                                                            ===========
          Net assets were comprised of:
           Common stock, at $0.01 par value................ $    74,628
           Paid-in capital in excess of par................  84,579,167
                                                            -----------
                                                             84,653,795
          Undistributed net investment income..............     197,949
          Accumulated net realized loss on investments.....    (281,834)
          Net unrealized appreciation on investments.......   2,570,076
                                                            -----------
          Net assets, June 30, 2002........................ $87,139,986
                                                            ===========
        Net asset value and redemption price per share,
         $87,139,986/7,462,811 outstanding shares of common
         stock (authorized 80,000,000 shares).............. $     11.68
                                                            ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

        INVESTMENT INCOME
          Dividends (net of $871 foreign withholding tax).... $524,225
          Interest...........................................   19,960
                                                              --------
                                                               544,185
                                                              --------
        EXPENSES
          Management fee.....................................  297,003
          Custodian's fees and expenses......................   50,000
          Directors' fees....................................    6,500
          Audit fee..........................................    5,000
          Shareholders' reports..............................    2,200
          Transfer agent's fees and expenses.................    2,000
          Legal fees and expenses............................      800
          Miscellaneous......................................      338
                                                              --------
           Total expenses....................................  363,841
          Less: custodian fee credit.........................     (288)
            expense subsidy..................................  (17,326)
                                                              --------
           Net expenses......................................  346,227
                                                              --------
        NET INVESTMENT INCOME................................  197,958
                                                              --------
        NET REALIZED AND UNREALIZED GAIN (LOSS) ON
        INVESTMENTS
          Net realized gain on:
           Investments.......................................  157,280
           Futures...........................................   78,117
                                                              --------
                                                               235,397
                                                              --------
          Net change in unrealized appreciation on:
           Investments.......................................   80,854
           Futures...........................................  (26,983)
                                                              --------
                                                                53,871
                                                              --------
        NET GAIN ON INVESTMENTS..............................  289,268
                                                              --------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS........................................... $487,226
                                                              ========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                                           Six Months Ended
                                                                                                            June 30, 2002
                                                                                                           ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...................................................................................   $   197,958
  Net realized gain (loss) on investments.................................................................       235,397
  Net change in unrealized appreciation on investments....................................................        53,871
                                                                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................       487,226
                                                                                                             -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income....................................................................            --
  Tax return of capital distributions.....................................................................            --
                                                                                                             -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................................            --
                                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,789,938 and 4,022,127 shares, respectively].......................................    45,116,267
  Capital stock issued in reinvestment of dividends and distributions [0 and 23,249 shares, respectively].            --
  Capital stock repurchased [(502,861) and (421,366) shares, respectively]................................    (5,913,129)
                                                                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................................    39,203,138
                                                                                                             -----------
TOTAL INCREASE IN NET ASSETS..............................................................................    39,690,364
NET ASSETS:
  Beginning of period.....................................................................................    47,449,622
                                                                                                             -----------
  End of period (a).......................................................................................   $87,139,986
                                                                                                             ===========
  (a) Includes undistributed net investment income of:....................................................   $   197,949
                                                                                                             -----------

                                                                                                              Year Ended
                                                                                                           December 31, 2001
                                                                                                           -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...................................................................................    $   227,480
  Net realized gain (loss) on investments.................................................................       (461,686)
  Net change in unrealized appreciation on investments....................................................      1,955,273
                                                                                                              -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................      1,721,067
                                                                                                              -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income....................................................................       (248,999)
  Tax return of capital distributions.....................................................................         (3,372)
                                                                                                              -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................................       (252,371)
                                                                                                              -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,789,938 and 4,022,127 shares, respectively].......................................     44,147,863
  Capital stock issued in reinvestment of dividends and distributions [0 and 23,249 shares, respectively].        252,371
  Capital stock repurchased [(502,861) and (421,366) shares, respectively]................................     (4,562,378)
                                                                                                              -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................................     39,837,856
                                                                                                              -----------
TOTAL INCREASE IN NET ASSETS..............................................................................     41,306,552
NET ASSETS:
  Beginning of period.....................................................................................      6,143,070
                                                                                                              -----------
  End of period (a).......................................................................................    $47,449,622
                                                                                                              ===========
  (a) Includes undistributed net investment income of:....................................................    $        --
                                                                                                              -----------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A22

                 -----------------------------------------------
                 SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                 -----------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

      ASSETS
        Investments, at value (cost $14,184,677)............ $13,089,135
        Receivable for capital stock sold...................       9,051
        Dividends and interest receivable...................       5,852
        Due from Manager....................................         580
        Deferred expenses and other assets..................           7
                                                             -----------
         Total assets.......................................  13,104,625
                                                             -----------
      LIABILITIES
        Payable for investments purchased...................     129,818
        Accrued expenses and other liabilities..............      23,510
        Payable for capital stock repurchased...............      21,629
        Payable to custodian................................       8,434
        Deferred directors' fees............................       2,707
        Distribution fee payable............................         631
        Administration fee payable..........................         379
        Withholding tax payable.............................         170
                                                             -----------
         Total liabilities..................................     187,278
                                                             -----------
      NET ASSETS............................................ $12,917,347
                                                             ===========
        Net assets were comprised of:
         Common stock, at $0.01 par value................... $    22,516
         Paid-in capital in excess of par...................  17,393,581
                                                             -----------
                                                              17,416,097
        Accumulated net investment loss.....................     (22,195)
        Accumulated net realized loss on investments........  (3,381,013)
        Net unrealized depreciation on investments..........  (1,095,542)
                                                             -----------
        Net assets, June 30, 2002........................... $12,917,347
                                                             ===========
      Class I:
      Net asset value and redemption price per share,
       $9,661,503/1,681,648 outstanding shares of common
       stock (authorized 80,000,000 shares)................. $      5.75
                                                             ===========
      Class II:
      Net asset value and redemption price per share,
       $3,255,844/570,001 outstanding shares of common stock
       (authorized 20,000,000 shares)....................... $      5.71
                                                             ===========

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

      INVESTMENT INCOME
        Dividends (net of $541 foreign withholding tax)...... $    31,188
        Interest.............................................       8,513
                                                              -----------
                                                                   39,701
                                                              -----------
      EXPENSES
        Management fee.......................................      50,989
        Distribution fee--Class II...........................       2,951
        Administration fee--Class II.........................       1,771
        Custodian's fees and expenses........................      48,000
        Shareholders' reports................................       6,200
        Directors' fees......................................       6,000
        Audit fee............................................       5,000
        Transfer agent's fees and expenses...................         900
        Legal fees and expenses..............................         700
        Miscellaneous........................................         314
                                                              -----------
         Total expenses......................................     122,825
        Less: custodian fee credit...........................        (154)
              expense subsidy................................     (60,871)
                                                              -----------
         Net expenses........................................      61,800
                                                              -----------
      NET INVESTMENT LOSS....................................     (22,099)
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS
        Net realized loss on investments.....................    (636,473)
        Net change in unrealized depreciation on investments.  (1,199,140)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (1,835,613)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(1,857,712)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                           Six Months Ended    Year Ended
                                            June 30, 2002   December 31, 2001
                                           ---------------- -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
   Net investment loss....................   $   (22,099)      $   (15,093)
   Net realized loss on investments.......      (636,473)       (2,459,920)
   Net change in unrealized appreciation
     (depreciation) on investments........    (1,199,140)        1,029,005
                                             -----------       -----------
   NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS........................    (1,857,712)       (1,446,008)
                                             -----------       -----------
  DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income
   Class I................................            --            (2,385)
   Class II...............................            --                (1)
                                             -----------       -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......            --            (2,386)
                                             -----------       -----------
  CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [991,559 and
     1,391,341 shares, respectively]......     6,235,051         9,675,982
   Capital stock issued in reinvestment
     of dividends and distributions [0
     and 311 shares, respectively]........            --             2,386
   Capital stock repurchased [(174,365)
     and (693,687) shares, respectively]..    (1,099,905)       (4,441,070)
                                             -----------       -----------
   NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL STOCK TRANSACTIONS........     5,135,146         5,237,298
                                             -----------       -----------
  TOTAL INCREASE IN NET ASSETS............     3,277,434         3,788,904
  NET ASSETS:
   Beginning of period....................     9,639,913         5,851,009
                                             -----------       -----------
   End of period..........................   $12,917,347       $ 9,639,913
                                             ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A23

                             ----------------------
                             STOCK INDEX PORTFOLIO
                             ----------------------


STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

       ASSETS
         Investments, at value (cost $2,675,827,277)...... $3,121,042,404
         Receivable for investments sold..................      9,135,965
         Dividends and interest receivable................      3,346,381
         Receivable for capital stock sold................      2,918,353
         Receivable for securities lending income.........        558,700
         Prepaid expenses.................................          2,818
                                                           --------------
          Total assets....................................  3,137,004,621
                                                           --------------
       LIABILITIES
         Collateral for securities on loan................    315,396,950
         Payable for capital stock repurchased............      2,050,683
         Payable for investments purchased................      1,268,254
         Management fee payable...........................        839,375
         Accrued expenses and other liabilities...........        755,883
         Securities lending rebate payable................        490,457
         Due to broker -- variation margin................        107,350
         Payable to securities lending agent..............         17,082
                                                           --------------
          Total liabilities...............................    320,926,034
                                                           --------------
       NET ASSETS......................................... $2,816,078,587
                                                           ==============
         Net assets were comprised of:
          Common stock, at $0.01 par value................ $    1,033,971
          Paid-in capital in excess of par................  2,308,687,874
                                                           --------------
                                                            2,309,721,845
         Undistributed net investment income..............     17,775,905
         Accumulated net realized gain on investments.....     45,499,886
         Net unrealized appreciation on investments.......    443,080,951
                                                           --------------
         Net assets, June 30, 2002........................ $2,816,078,587
                                                           ==============
       Net asset value and redemption price per share
        $2,816,078,587 / 103,397,075 outstanding shares of
        common stock (authorized 340,000,000 shares)...... $        27.24
                                                           ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

     INVESTMENT INCOME
       Dividends (net of $137,178 foreign withholding tax). $  22,572,227
       Interest............................................       712,845
       Income from securities loaned, net..................       398,896
                                                            -------------
                                                               23,683,968
                                                            -------------
     EXPENSES
       Management fee......................................     5,618,825
       Custodian's fees and expenses.......................       178,000
       Audit fee...........................................        35,000
       Shareholders' reports...............................        27,000
       Directors' fees.....................................        16,000
       Commitment fee on syndicated credit agreement.......         4,900
       Legal fees and expenses.............................         4,000
       Transfer agent's fees and expenses..................         3,000
       Miscellaneous.......................................        22,530
                                                            -------------
        Total expenses.....................................     5,909,255
       Less: custodian fee credit..........................        (1,192)
                                                            -------------
        Net expenses.......................................     5,908,063
                                                            -------------
     NET INVESTMENT INCOME.................................    17,775,905
                                                            -------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES
       Net realized gain (loss) on:
        Investments........................................    53,769,712
        Futures............................................    (7,132,137)
                                                            -------------
                                                               46,637,575
                                                            -------------
       Net change in unrealized depreciation on:
        Investments........................................  (502,896,341)
        Futures............................................    (2,800,706)
                                                            -------------
                                                             (505,697,047)
                                                            -------------
     NET LOSS ON INVESTMENTS AND FOREIGN
     CURRENCIES............................................  (459,059,472)
                                                            -------------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................................ $(441,283,567)
                                                            =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                           Six Months Ended    Year Ended
                                            June 30, 2002   December 31, 2001
                                           ---------------- -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
   Net investment income..................  $   17,775,905   $   36,999,564
   Net realized gain on investments.......      46,637,575      207,912,942
   Net change in unrealized depreciation
     on investments.......................    (505,697,047)    (747,393,799)
                                            --------------   --------------
   NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS........................    (441,283,567)    (502,481,293)
                                            --------------   --------------
  DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income...        (924,639)     (36,074,925)
   Distributions from net realized
     capital gains........................     (23,877,334)    (200,503,213)
                                            --------------   --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......     (24,801,973)    (236,578,138)
                                            --------------   --------------
  CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [6,529,728 and
     8,930,279 shares, respectively]......     200,091,819      312,414,046
   Capital stock issued in reinvestment
     of dividends and distributions
     [813,446 and 7,492,056 shares,
     respectively]........................      24,801,973      236,578,138
   Capital stock repurchased
     [(11,206,715) and (17,449,772)
     shares, respectively]................    (336,818,960)    (601,877,232)
                                            --------------   --------------
   NET DECREASE IN NET ASSETS RESULTING
   FROM CAPITAL STOCK TRANSACTIONS........    (111,925,168)     (52,885,048)
                                            --------------   --------------
  TOTAL DECREASE IN NET ASSETS............    (578,010,708)    (791,944,479)
  NET ASSETS:
   Beginning of period....................   3,394,089,295    4,186,033,774
                                            --------------   --------------
   End of period (a)......................  $2,816,078,587   $3,394,089,295
                                            ==============   ==============
   (a) Includes undistributed net
     investment income of:................  $   17,775,905   $      924,639
                                            --------------   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A24

                                ----------------
                                VALUE PORTFOLIO
                                ----------------



STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002

   ASSETS
     Investments, at value (cost $1,751,023,494)............ $1,678,732,084
     Receivable for investments sold........................     40,146,588
     Receivable for capital stock sold......................      4,266,551
     Dividends and interest receivable......................      2,581,063
     Receivable for securities lending income...............         55,697
     Deferred expenses......................................          1,497
                                                             --------------
      Total assets..........................................  1,725,783,480
                                                             --------------
   LIABILITIES
     Collateral for securities on loan......................    143,157,046
     Payable for investments purchased......................     27,736,060
     Management fee payable.................................        529,480
     Payable for capital stock repurchased..................        489,848
     Payable to securities lending agent....................        200,896
     Payable to custodian...................................        148,723
     Accrued expenses and other liabilities.................         86,949
     Withholding tax payable................................         14,719
     Securities lending rebate payable......................         10,781
     Distribution fee payable...............................            339
     Administration fee payable.............................            203
                                                             --------------
      Total liabilities.....................................    172,375,044
                                                             --------------
   NET ASSETS............................................... $1,553,408,436
                                                             ==============
     Net assets were comprised of:
      Common stock, at $0.01 par value...................... $      970,701
      Paid-in capital in excess of par......................  1,656,679,647
                                                             --------------
                                                              1,657,650,348
     Undistributed net investment income....................     10,464,529
     Accumulated net realized loss on investments...........    (42,415,820)
     Net unrealized depreciation on investments and foreign
      currencies............................................    (72,290,621)
                                                             --------------
     Net assets, June 30, 2002.............................. $1,553,408,436
                                                             ==============
   Class I:
   Net asset value and redemption price per share
    $1,551,774,050 / 96,967,790 outstanding shares of
    common stock (authorized 340,000,000 shares)............ $        16.00
                                                             ==============
   Class II:
   Net asset value and redemption price per share,
    $1,634,386 / 102,357 outstanding shares of common
    stock (authorized 10,000,000 shares).................... $        15.97
                                                             ==============

STATEMENT OF OPERATIONS
(Unaudited)
Six Months Ended June 30, 2002

   INVESTMENT INCOME
     Dividends (net of $47,132 foreign withholding tax)....... $  13,621,524
     Interest.................................................       432,939
     Income from securities loaned, net.......................       203,902
                                                               -------------
                                                                  14,258,365
                                                               -------------
   EXPENSES
     Management fee...........................................     3,437,834
     Distribution fee -- Class II.............................         1,837
     Administration fee -- Class II...........................         1,102
     Shareholders' reports....................................       195,000
     Custodian's fees and expenses............................       100,000
     Audit fee................................................        20,000
     Commitment fee on syndicated credit agreement............        10,000
     Directors' fees..........................................        10,000
     Legal fees and expenses..................................         6,000
     Transfer agent's fees and expenses.......................         3,500
     Miscellaneous............................................         9,821
                                                               -------------
      Total expenses..........................................     3,795,094
     Less: custodian fee credit...............................        (6,445)
                                                               -------------
      Net expenses............................................     3,788,649
                                                               -------------
   NET INVESTMENT INCOME......................................    10,469,716
                                                               -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized gain (loss) on:
      Investments.............................................   (37,990,565)
      Foreign currencies......................................         1,532
                                                               -------------
                                                                 (37,989,033)
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (159,448,979)
      Foreign currencies......................................           883
                                                               -------------
                                                                (159,448,096)
                                                               -------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (197,437,129)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(186,967,413)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                              Six Months Ended    Year Ended
                                                                                               June 30, 2002   December 31, 2001
                                                                                              ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income......................................................................  $   10,469,716   $   24,834,403
  Net realized gain (loss) on investments and foreign currencies.............................     (37,989,033)      80,776,409
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies.    (159,448,096)    (148,188,635)
                                                                                               --------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................    (186,967,413)     (42,577,823)
                                                                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
   Class I...................................................................................        (244,140)     (29,317,402)
   Class II..................................................................................              --           (3,560)
                                                                                               --------------   --------------
                                                                                                     (244,140)     (29,320,962)
                                                                                               --------------   --------------
  Distributions from net realized capital gains
   Class I...................................................................................              --     (172,627,671)
   Class II..................................................................................              --          (44,437)
                                                                                               --------------   --------------
                                                                                                           --     (172,672,108)
                                                                                               --------------   --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...........................................................        (244,140)    (201,993,070)
                                                                                               --------------   --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [6,649,241 and 13,808,686 shares, respectively].........................     116,093,063      264,012,082
  Capital stock issued in reinvestment of dividends and distributions
   [13,785 and 11,001,143 shares, respectively]..............................................         244,140      201,993,070
  Capital stock repurchased [(10,205,942) and (20,742,406) shares, respectively].............    (178,184,447)    (394,301,987)
                                                                                               --------------   --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.............     (61,847,244)      71,703,165
                                                                                               --------------   --------------
TOTAL DECREASE IN NET ASSETS.................................................................    (249,058,797)    (172,867,728)
NET ASSETS:
  Beginning of period........................................................................   1,802,467,233    1,975,334,961
                                                                                               --------------   --------------
  End of period (a)..........................................................................  $1,553,408,436   $1,802,467,233
                                                                                               ==============   ==============
  (a) Includes undistributed net investment income of:.......................................  $   10,464,529   $      238,953
                                                                                               --------------   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A25

                           ---------------------------
                           DIVERSIFIED BOND PORTFOLIO
                           ---------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                    Principal
LONG-TERM                                Moody's  Interest Maturity  Amount       Value
INVESTMENTS -- 95.7% LONG-TERM           Rating     Rate     Date     (000)      (Note 2)
BONDS -- 95.4%                           -------  -------- -------- --------- --------------
Aerospace -- 1.2%
 Boeing Co..............................     A2      8.75% 08/15/21  $ 6,250  $    7,649,962
 Raytheon Co............................    Baa3     7.90% 03/01/03    6,450       6,601,446
 United Technologies Corp.(b)...........     A2      7.50% 09/15/29    3,200       3,577,885
                                                                              --------------
                                                                                  17,829,293
                                                                              --------------
Airlines -- 0.4%
 Continental Airlines, Inc..............     B3      8.00% 12/15/05    1,030         906,400
 Delta Air Lines, Inc...................    Ba3      6.65% 03/15/04    2,250       2,177,618
 Delta Air Lines, Inc...................    Ba3      9.75% 05/15/21    1,500       1,460,682
 United Airlines, Inc...................    Caa1    10.67% 05/01/04    1,863       1,397,250
                                                                              --------------
                                                                                   5,941,950
                                                                              --------------
Asset Backed Securities -- 2.7%
 Chase Commercial Mortgage Securities
   Corp., Series 1997-1.................   AAA(e)    7.37% 06/19/29    5,306       5,750,061
 Citibank Credit Card Master Trust,
   Series 1996-3........................    Aaa      6.10% 05/15/08   12,500      13,093,750
 Continental Airlines, Inc., Series
   2000-1...............................    Baa1    8.048% 11/01/20    4,249       4,402,112
 Continental Airlines, Inc., Series
   1998-1, Class A......................    Baa1    6.648% 09/15/17    1,307       1,247,679
 MBNA Corp., Series 1999 B..............    Aaa      5.90% 08/15/11   14,300      14,968,043
                                                                              --------------
                                                                                  39,461,645
                                                                              --------------
Auto/Equipment Rental -- 0.1%
 Hertz Corp.............................    Baa2     8.25% 06/01/05      750         786,135
                                                                              --------------
Automobiles & Trucks -- 0.4%
 Lear Corp..............................    Ba1      7.96% 05/15/05      800         816,000
 Navistar International Corp............    Ba1      7.00% 02/01/03    3,500       3,486,875
 TRW, Inc...............................    Baa2    7.125% 06/01/09    1,850       1,963,401
                                                                              --------------
                                                                                   6,266,276
                                                                              --------------
Banks and Savings & Loans -- 4.6%
 Bank United Corp.......................    Baa1    8.875% 05/01/07    4,000       4,596,320
 Barclays Bank PLC......................    Aa3     7.375% 12/15/49    1,500       1,611,792
 Bayerische Landesbank Girozentrale,
   (Germany)............................    Aaa     5.875% 12/01/08    7,800       8,049,678
 Cho Hung Bank(a).......................    Baa3    11.50% 04/01/05    1,335       1,533,515
 Cho Hung Bank(a).......................    Baa3   11.875% 04/01/05    3,250       3,741,400
 Citigroup, Inc.(b).....................    Aa2     6.625% 06/15/32    2,850       2,763,987
 Citigroup, Inc.........................    Aa2      7.25% 10/01/10    2,000       2,170,760
 Fideicomiso Petacalco-Topolo...........    Baa3    10.16% 12/23/09    3,000       3,090,000
 Hanvit Bank............................    Baa3    12.75% 03/01/10    1,350       1,582,787
 HSBC Capital Funding LP................     A2    10.176% 06/30/30    8,000      10,216,160
 KBC Bank Funding.......................     A2      9.86% 11/29/49    5,000       5,900,950
 Korea Exchange Bank....................    Baa3    13.75% 06/30/10    1,915       2,307,575
 National Australia Bank, (Australia)...     A1      6.40% 12/10/07    3,700       3,752,096
 Popular North America, Inc.............     A3      3.63% 10/15/03    5,000       5,056,810
 Washington Mutual, Inc.................     A3      7.50% 08/15/06   10,000      10,882,700
                                                                              --------------
                                                                                  67,256,530
                                                                              --------------
Building & Construction -- 0.4%
 Cemex SA de CV.........................    Ba1     9.625% 10/01/09    2,400       2,640,000
 D.R. Horton, Inc.......................    Ba1     7.875% 08/15/11    2,920       2,847,000
                                                                              --------------
                                                                                   5,487,000
                                                                              --------------
Cable & Pay Television Systems -- 1.8%
 ABC Family Worldwide, Inc..............    Baa1    10.25% 11/01/07    1,882       2,006,821
 Charter Communications Holdings LLC....     B2     10.00% 05/15/11    2,640       1,782,000
 Clear Channel Communications, Inc......    Baa3     7.25% 09/15/03    1,700       1,715,096
 Comcast Cable Communications, Inc.(b)..    Baa2     6.75% 01/30/11    1,000         886,300
 CSC Holdings, Inc......................    Ba2      7.25% 07/15/08    3,400       2,693,446
 CSC Holdings, Inc......................    Ba2     7.625% 04/01/11    2,605       2,095,931
 CSC Holdings, Inc......................    Ba2     7.875% 12/15/07    1,490       1,199,539

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                           Principal
                                                                 Moody's Interest Maturity  Amount       Value
                                                                 Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                                      ------- -------- -------- --------- --------------
Cable & Pay Television Systems (cont'd.)
  Rogers Cablesystems, Inc., (Canada)...........................  Baa3     10.00% 03/15/05  $ 4,000  $    4,160,000
  TCI Communications, Inc.......................................  Baa2    10.125% 04/15/22    6,300       6,428,394
  TCI Communications, Inc.......................................  Baa2      8.25% 01/15/03    3,000       2,940,090
                                                                                                     --------------
                                                                                                         25,907,617
                                                                                                     --------------
Chemicals -- 0.4%
  Applied Extrusion Technologies, Inc...........................   B2      10.75% 07/01/11      440         396,000
  Eastman Chemical Co...........................................  Baa2      7.00% 04/15/12    2,400       2,489,088
  IMC Global, Inc.(b)...........................................  Ba1     10.875% 06/01/08      400         430,000
  Lyondell Chemical Co..........................................  Ba3      9.625% 05/01/07    1,880       1,795,400
                                                                                                     --------------
                                                                                                          5,110,488
                                                                                                     --------------
Collateralized Mortgage Obligations -- 1.1%
  Illinois Power Special Purpose Trust, Series 1998-1, Class A5.  Aaa       5.38% 06/25/07   15,000      15,603,034
                                                                                                     --------------
Commercial Services -- 0.4%
  Cintas Corp...................................................   A2       6.00% 06/01/12    3,000       3,042,270
  The Thomson Corp..............................................   A3       5.75% 02/01/08    2,750       2,767,685
                                                                                                     --------------
                                                                                                          5,809,955
                                                                                                     --------------
Computers -- 0.3%
  International Business Machines Corp..........................   A1      5.625% 04/12/04    3,000       3,113,010
  Unisys Corp...................................................  Ba1      8.125% 06/01/06    1,650       1,617,000
                                                                                                     --------------
                                                                                                          4,730,010
                                                                                                     --------------
Containers & Packaging -- 0.5%
  Pactiv Corp...................................................  Baa3      7.20% 12/15/05    2,450       2,583,966
  Pactiv Corp...................................................  Baa3      7.95% 12/15/25    1,575       1,645,442
  Pactiv Corp...................................................  Baa3     8.125% 06/15/17    2,360       2,686,466
                                                                                                     --------------
                                                                                                          6,915,874
                                                                                                     --------------
Diversified Operations -- 0.4%
  Tyco International Ltd........................................  Ba3       7.20% 10/15/08    4,500       3,510,000
  Stena AB, (Sweden)............................................  Ba3       8.75% 06/15/07      635         615,950
  Xerox Corp.(b)................................................   B1       9.75% 01/15/09    1,500       1,245,000
                                                                                                     --------------
                                                                                                          5,370,950
                                                                                                     --------------
Drugs & Medical Supplies -- 0.2%
  Pharmacia Corp................................................   A1       6.50% 12/01/18    1,015       1,021,547
  Wyeth.........................................................   A3      5.875% 03/15/04    2,200       2,300,870
                                                                                                     --------------
                                                                                                          3,322,417
                                                                                                     --------------
Electronics -- 0.1%
  Motors & Gears, Inc., Series D................................  Caa1     10.75% 11/15/06    1,250       1,193,750
                                                                                                     --------------
Financial Services -- 6.8%
  Calair Capital Corp...........................................  Ba2      8.125% 04/01/08      530         418,700
  Ford Motor Credit Co..........................................   A3      6.875% 02/01/06    9,900      10,111,167
  Ford Motor Credit Co..........................................   A3      7.375% 02/01/11    3,565       3,605,534
  Ford Motor Credit Co..........................................   A3       7.75% 03/15/05   11,000      11,594,297
  General Electric Capital Corp.................................  Aaa       6.75% 03/15/32    5,000       5,036,600
  General Electric Capital Corp., M.T.N.(b).....................  Aaa       6.00% 06/15/12   11,150      11,188,244
  General Motors Acceptance Corp................................   A2       5.75% 11/10/03    7,950       8,124,979
  General Motors Acceptance Corp................................   A2       6.15% 04/05/07    3,710       3,746,173
  General Motors Acceptance Corp.(b)............................   A2      6.875% 09/15/11    7,570       7,515,625
  John Deere Capital Corp.......................................   A3       7.00% 03/15/12    2,150       2,299,382
  Nisource Finance Corp.........................................  Baa3      5.75% 04/15/03    6,750       6,709,365
  Nisource Finance Corp.........................................  Baa3     7.875% 11/15/10    3,000       3,092,190
  Pemex Finance, Ltd............................................  Baa1      9.14% 08/15/04    6,161       6,525,448
  PHH Corp. M.T.N...............................................  Baa1     8.125% 02/03/03   19,500      19,695,000
                                                                                                     --------------
                                                                                                         99,662,704
                                                                                                     --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                             Principal
                                                                  Moody's  Interest Maturity  Amount       Value
                                                                  Rating     Rate     Date     (000)      (Note 2)
 LONG-TERM BONDS (Continued)                                      -------  -------- -------- --------- --------------
Food & Beverage -- 2.9%
 ConAgra Foods, Inc..............................................    Baa1     6.00% 09/15/06  $ 2,600  $    2,704,286
 Coors Brewing Co................................................    Baa2    6.375% 05/15/12    3,800       3,910,196
 Kellogg Co.(b)..................................................    Baa2     6.00% 04/01/06   20,250      21,072,757
 Kraft Foods Inc.(b).............................................     A2      6.25% 06/01/12   15,050      15,434,829
                                                                                                       --------------
                                                                                                           43,122,068
                                                                                                       --------------
Forest Products -- 2.5%
 Boise Cascade Corp..............................................    Baa3     7.50% 02/01/08    5,100       5,234,487
 Fort James Corp.................................................    Ba1      6.70% 11/15/03    4,500       4,436,617
 Georgia-Pacific Corp............................................    Ba1      7.70% 06/15/15    1,550       1,349,136
 International Paper Co..........................................    Baa2     6.75% 09/01/11    4,000       4,123,600
 International Paper Co..........................................    Baa2     8.00% 07/08/03   16,000      16,775,760
 Sappi Papier Holding AG, (Austria)..............................    Baa2     6.75% 06/15/12    1,500       1,518,876
 Weyerhaeuser Co.................................................    Baa2    7.375% 03/15/32    3,000       3,037,290
                                                                                                       --------------
                                                                                                           36,475,766
                                                                                                       --------------
Gaming -- 0.1%
 International Game Technology...................................    Ba1     7.875% 05/15/04    1,895       1,951,850
                                                                                                       --------------
Hospital Management -- 1.7%
 HCA, Inc........................................................    Ba1      6.91% 06/15/05    2,435       2,540,596
 HCA, Inc........................................................    Ba1     7.125% 06/01/06   16,500      17,306,207
 HCA, Inc........................................................    Ba1     7.875% 02/01/11    2,000       2,124,820
 Healthsouth Corp................................................    Ba1     7.625% 06/01/12    3,420       3,387,917
                                                                                                       --------------
                                                                                                           25,359,540
                                                                                                       --------------
Industrials -- 0.4%
 Compania Sud Americana De Vapores, SA, (Chile)(b)...............   BBB(e)   7.375% 12/08/03    2,000       2,065,250
 Rockwell International Corp.....................................     A3      5.20% 01/15/98    6,500       4,457,635
                                                                                                       --------------
                                                                                                            6,522,885
                                                                                                       --------------
Insurance -- 0.4%
 Reliaster Financial Corp........................................    Aa3     6.625% 09/15/03    5,000       5,173,600
                                                                                                       --------------
Investment Banks -- 1.0%
 Lehman Brothers Holdings, Inc...................................     A2     6.625% 02/05/06    3,685       3,888,154
 Morgan Stanley Dean Witter & Co.(b).............................    Aa3      7.75% 06/15/05    5,000       5,487,040
 PaineWebber Group, Inc..........................................    Aa2      6.45% 12/01/03    5,000       5,247,600
 Salomon Smith Barney Holdings, Inc..............................    Aa1     6.125% 01/15/03      500         510,360
                                                                                                       --------------
                                                                                                           15,133,154
                                                                                                       --------------
Leisure -- 1.2%
 Harrahs Operating Co., Inc......................................    Ba1     7.875% 12/15/05    3,100       3,185,250
 ITT Corp........................................................    Ba1      6.75% 11/15/03    9,315       9,338,288
 ITT Corp........................................................    Ba1     7.375% 11/15/15    1,245       1,140,843
 Park Place Entertainment Corp...................................    Ba2     7.875% 12/15/05    2,450       2,456,125
 Park Place Entertainment Corp...................................    Ba2     7.875% 03/15/10    1,955       1,940,337
                                                                                                       --------------
                                                                                                           18,060,843
                                                                                                       --------------
Machinery -- 0.7%
 Ingersoll-Rand Co...............................................     A3      5.80% 06/01/04   10,225      10,581,852
                                                                                                       --------------
Media -- 2.7%
 News America Holding, Inc.......................................    Baa3    6.703% 05/21/04   22,000      22,737,660
 Turner Broadcasting System, Inc.................................    Baa1     7.40% 02/01/04   13,500      13,999,635
 United News & Media PLC.........................................    Baa2     7.25% 07/01/04    2,000       2,058,400
 United News & Media PLC.........................................    Baa2     7.75% 07/01/09    1,000       1,018,830
                                                                                                       --------------
                                                                                                           39,814,525
                                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                     Principal
                                           Moody's Interest Maturity  Amount       Value
                                           Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                ------- -------- -------- --------- --------------
Oil & Gas -- 3.5%
  Atlantic Richfield Co...................  Aa1       5.55% 04/15/03  $ 3,700  $    3,789,503
  Atlantic Richfield Co...................  Aa1       5.90% 04/15/09    6,770       6,919,414
  B.J. Services Co........................  Baa2      7.00% 02/01/06    5,000       5,290,100
  Conoco Funding Co.......................  Baa1      5.45% 10/15/06    4,490       4,601,621
  El Paso CGP Co..........................  Baa2      7.50% 08/15/06    6,000       6,005,640
  El Paso CGP Co.(b)......................  Baa2     7.625% 09/01/08    4,700       4,675,842
  Limestone Electron Trust................  Baa3     8.625% 03/15/03    6,000       5,854,344
  Pennzoil-Quaker State Co................  Ba2      7.375% 04/01/29    4,750       5,083,213
  Petronas Capital, Ltd., (Malaysia)......  Baa1      7.00% 05/22/12    7,300       7,408,347
  Tosco Corp..............................   A3       7.25% 01/01/07    1,500       1,633,785
                                                                               --------------
                                                                                   51,261,809
                                                                               --------------
Oil & Gas Exploration & Production -- 1.2%
  Ocean Energy, Inc.......................  Baa3     7.875% 08/01/03    1,830       1,832,287
  Parker & Parsley Petroleum Co...........  Ba1      8.875% 04/15/05    2,500       2,581,250
  Petroleos Mexicanos, (Mexico)...........  Baa1      6.50% 02/01/05    5,000       5,153,150
  Petroleos Mexicanos, (Mexico)(b)........  Baa1      9.50% 09/15/27    5,900       6,401,500
  Western Oil Sands, Inc., (Canada).......  Ba2      8.375% 05/01/12    1,445       1,448,613
                                                                               --------------
                                                                                   17,416,800
                                                                               --------------
Printing & Publishing -- 0.2%
  World Color Press, Inc..................  Baa2      7.75% 02/15/09    2,075       2,129,558
  World Color Press, Inc..................  Baa2     8.375% 11/15/08    1,000       1,053,543
                                                                               --------------
                                                                                    3,183,101
                                                                               --------------
Real Estate Investment Trust -- 1.0%
  ERP Operating LP(d).....................  Baa1      6.63% 04/13/05    3,900       4,028,700
  ERP Operating LP........................  Baa1      7.10% 06/23/04    1,500       1,582,470
  Host Marriott Corp......................  Ba3      7.875% 08/01/05    1,970       1,920,750
  Host Marriott Corp......................  Ba3      7.875% 08/01/08    3,000       2,857,500
  Regency Centers LP......................  Baa2      6.75% 01/15/12    4,800       4,907,722
                                                                               --------------
                                                                                   15,297,142
                                                                               --------------
Restaurants -- 0.2%
  Yum! Brands, Inc........................  Ba1      8.875% 04/15/11    2,315       2,453,900
                                                                               --------------
Retail -- 1.2%
  Federated Department Stores, Inc........  Baa1      8.50% 06/15/03   10,200      10,646,556
  Fred Meyer, Inc.........................  Baa3      7.15% 03/01/03    5,370       5,480,730
  Kroger Co.(b)...........................  Baa3      6.20% 06/15/12    2,140       2,120,162
                                                                               --------------
                                                                                   18,247,448
                                                                               --------------
Steel & Metals -- 0.4%
  AK Steel Corp...........................   B1      9.125% 12/15/06    2,660       2,781,296
  Falconbridge, Ltd., (Canada)............  Baa3      7.35% 06/05/12    3,000       3,085,839
                                                                               --------------
                                                                                    5,867,135
                                                                               --------------
Supranational -- 0.4%
  African Development Bank................   Aa1     6.875% 10/15/15    5,000       5,374,650
                                                                               --------------
Telecommunications -- 5.3%
  AT&T Corp...............................  Baa2      8.00% 11/15/31    7,700       6,044,500
  AT&T Wireless Services, Inc.............  Baa2     8.125% 05/01/12    2,075       1,692,034
  Bell Telephone Co. Pennsylvania.........  Aa2       8.35% 12/15/30    2,125       2,261,510
  Electric Lightwave, Inc.................  Baa2      6.05% 05/15/04    3,300       3,102,000
  Koninklijke (Royal) KPN NV..............  Baa3      7.50% 10/01/05    9,025       9,266,960
  LCI International, Inc..................  Ba2       7.25% 06/15/07    6,675       4,438,875
  Nortel Networks, Ltd., (Canada)(b)......  Ba3      6.125% 02/15/06    1,150         655,500
  PCCW-HKTC Capital, Ltd..................  Baa1      7.75% 11/15/11    2,150       2,167,456

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                    Principal
                                          Moody's Interest Maturity  Amount       Value
                                          Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)               ------- -------- -------- --------- --------------
Telecommunications (cont'd.)
  Qwest Communications, Inc..............   B2       7.50% 11/01/08  $ 3,150  $    1,905,750
  Qwest Corp.(b).........................  Baa3     8.875% 03/15/12    5,150       4,583,500
  Sprint Capital Corp....................  Baa3      5.70% 11/15/03   12,000      11,081,640
  Sprint Capital Corp....................  Baa3      6.90% 05/01/19    3,625       2,499,147
  Sprint Capital Corp....................  Baa3     7.625% 01/30/11    2,320       1,942,397
  Telecom De Puerto Rico.................  Baa1      6.65% 05/15/06    6,800       6,891,732
  Telecom De Puerto Rico.................  Baa1      6.80% 05/15/09    5,700       5,364,635
  Telefonos de Mexico SA de CV, (Mexico).   A3       8.25% 01/26/06    3,500       3,570,000
  TELUS Corp., (Canada)..................  Baa2      7.50% 06/01/07    5,000       4,503,250
  Verizon Wireless, Inc..................   A2      5.375% 12/15/06    5,900       5,503,638
                                                                              --------------
                                                                                  77,474,524
                                                                              --------------
Utilities -- 10.1%
  Calpine Corp...........................   B1      10.50% 05/15/06    4,060       3,045,000
  Cinergy Corp...........................  Baa2      6.25% 09/01/04   11,000      11,167,640
  CMS Energy Corp........................   B3       6.75% 01/15/04    4,095       3,071,250
  Cogentrix Energy, Inc..................  Baa3      8.75% 10/15/08    5,645       5,601,737
  Commonwealth Edison Co.................  Baa1     7.625% 01/15/07    7,525       8,218,805
  CP&L, Inc. M.T.N.......................  Baa1      6.65% 04/01/08    8,750       9,185,400
  Dominion Fiber Ventures LLC............  Baa2      7.05% 03/15/05    3,800       3,667,000
  Duke Energy Field Services.............  Baa2      7.50% 08/16/05   12,000      12,651,600
  Edison Mission Energy..................  Baa3      7.73% 06/15/09    2,200       1,968,626
  FirstEnergy Corp.......................  Baa2      6.45% 11/15/11    4,250       4,067,335
  Hydro-Quebec...........................   A1       7.50% 04/01/16      500         575,315
  MidAmerican Energy Holdings Co.........  Baa3      6.96% 09/15/03    8,000       8,280,720
  MidAmerican Energy Holdings Co.........  Baa3      7.23% 09/15/05    5,000       5,252,050
  Mirant Americas Generation.............  Ba1      9.125% 05/01/31    6,735       4,815,525
  Niagara Mohawk Power...................  Baa2     6.875% 04/01/03    4,000       4,115,920
  Niagara Mohawk Power...................  Baa2     7.375% 08/01/03    8,000       8,353,840
  Niagara Mohawk Power...................  Baa2      8.00% 06/01/04    5,000       5,377,700
  NRG Northeast Generating LLC...........  Baa3     8.065% 12/15/04      474         474,702
  Pinnacle Partners, LP..................  Ba1       8.83% 08/15/04   20,035      19,934,825
  Progress Energy, Inc...................  Baa1      6.55% 03/01/04   12,750      13,269,308
  PSE&G Power LLC........................  Baa1      6.95% 06/01/12    1,500       1,502,565
  Southern California Edison Co..........  Ba3      6.375% 01/15/06    1,250       1,181,250
  WCG Note Trust.........................  Baa3      8.25% 03/15/04   12,450      11,516,250
                                                                              --------------
                                                                                 147,294,363
                                                                              --------------
Waste Management -- 0.5%
  Allied Waste North America.............  Ba3      7.625% 01/01/06    1,540       1,486,100
  Allied Waste North America(b)..........  Ba3       8.50% 12/01/08      375         361,875
  Waste Management, Inc..................  Ba1       7.00% 10/01/04    1,600       1,673,616
   Waste Management, Inc.................  Ba1      7.125% 10/01/07    1,550       1,614,739
  Waste Management, Inc..................  Ba1       7.75% 05/15/32    2,500       2,508,225
                                                                              --------------
                                                                                   7,644,555
                                                                              --------------
Foreign Government Bonds -- 5.4%
  Federal Republic of Germany, (Germany).  Aaa       4.50% 07/04/09   16,536      16,041,892
  Federal Republic of Germany, (Germany).  Aaa       5.25% 01/04/11   20,590      20,800,876
  Government of Canada, (Canada).........  Aaa       5.75% 06/01/29   24,011      15,653,222
  Government of Canada, (Canada).........  Aaa       6.00% 06/01/11   21,490      14,695,031
  Republic of Croatia, (Croatia).........  Baa3     2.875% 07/31/02    2,500       2,496,819
  Republic of Philippines, (Philippines).  Ba1      9.875% 01/15/19      542         532,515
  Russian Federation, (Russia)...........  Ba3      10.00% 06/26/07    3,650       3,887,250
  United Mexican States, (Mexico)(b).....  Baa2    10.375% 02/17/09    4,500       5,130,000
                                                                              --------------
                                                                                  79,237,605
                                                                              --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                              Principal
                                                    Moody's Interest Maturity  Amount       Value
                                                    Rating    Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                         ------- -------- -------- --------- --------------
U.S. Government and Agency Obligations -- 4.7%
  Federal Home Loan Mortgage Corp.(b)..............            5.75% 01/15/12 $ 11,380  $   11,691,926
  Federal National Mortgage Association(b).........           6.125% 03/15/12   10,600      11,217,132
  United States Treasury Bond......................           5.375% 02/15/31      784         767,701
  United States Treasury Bond......................            8.75% 08/15/20       80         108,632
  United States Treasury Bond......................           8.875% 02/15/19    7,200       9,780,926
  United States Treasury Note......................           4.375% 05/15/07    5,000       5,069,531
  United States Treasury Note......................           4.875% 02/15/12      350         351,313
  United States Treasury Note......................            5.00% 08/15/11      730         740,132
  United States Treasury Note......................            5.50% 02/15/08    7,600       8,074,240
  United States Treasury Note......................            5.50% 05/15/09    1,400       1,481,144
  United States Treasury Strip(b)..................             Zero 02/15/13   33,975      19,270,620
                                                                                        --------------
                                                                                            68,553,297
                                                                                        --------------
U.S. Government Mortgage Backed Securities -- 25.9%
  Federal National Mortgage Association............            5.50% 06/01/17      398         398,840
  Federal National Mortgage Association............            5.50% 12/01/16      980         981,150
  Federal National Mortgage Association............            5.50% 04/01/17      979         979,892
  Federal National Mortgage Association............            5.50% 02/01/17    1,575       1,576,574
  Federal National Mortgage Association............            5.50% 03/01/17    3,176       3,179,425
  Federal National Mortgage Association............            5.50% 05/01/17    5,828       5,833,298
  Federal National Mortgage Association............            6.00% 07/01/32   70,000      69,825,000
  Federal National Mortgage Association............            6.00% 07/01/17   45,000      45,885,600
  Federal National Mortgage Association............            6.50% 08/01/32   83,000      84,607,710
  Federal National Mortgage Association............            6.50% 01/01/15      900         937,433
  Federal National Mortgage Association............            6.50% 07/01/15      188         195,239
  Federal National Mortgage Association............            6.50% 12/01/15      265         275,153
  Federal National Mortgage Association............            6.50% 12/01/14      127         132,063
  Federal National Mortgage Association............            6.50% 01/01/15      494         514,239
  Federal National Mortgage Association............            6.50% 02/01/15      166         172,618
  Federal National Mortgage Association............            6.50% 06/01/15      195         202,714
  Federal National Mortgage Association............            6.50% 07/01/17   17,500      18,123,350
  Federal National Mortgage Association............            7.00% 08/14/02  102,000     105,752,580
  Federal National Mortgage Association............            9.00% 05/01/17       36          38,592
  Federal National Mortgage Association............            9.00% 10/01/16      115         125,377
  Federal National Mortgage Association............            9.00% 09/01/21        6           6,101
  Government National Mortgage Association.........            6.50% 08/21/32   35,000      35,700,000
  Government National Mortgage Association.........            7.50% 10/15/25      448         477,223
  Government National Mortgage Association.........            7.50% 12/15/25    1,043       1,111,421
  Government National Mortgage Association.........            7.50% 02/15/26      498         530,792
  Government National Mortgage Association.........            7.50% 01/15/26      730         778,066
                                                                                        --------------
                                                                                           378,340,450
                                                                                        --------------
TOTAL LONG-TERM BONDS
 (cost $1,385,471,179).................................................................  1,396,498,490
                                                                                        --------------
                                                                               Shares
                                                                              ---------
PREFERRED STOCKS -- 0.3%
  Centaur Funding Corp.(a)
   (cost $4,323,180).......................................................     27,000       4,394,871
                                                                                        --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $1,389,794,359).................................................................  1,400,893,361
                                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                     Principal
                                          Moody's       Interest      Maturity        Amount        Value
                                          Rating          Rate          Date           (000)       (Note 2)
SHORT-TERM INVESTMENTS -- 35.0%           -------       --------      --------      ----------- --------------
Other Corporate Obligations -- 1.5%
  Bombardier Capital, Inc................   A3             7.30%      12/15/02          $ 5,000 $    5,101,850
  Okobank, (Finland).....................   NR             2.39%      09/12/02            5,000      4,993,750
  Sun Microsystems, Inc..................  Baa1            7.00%      08/15/02            2,000      2,007,520
  Tyco International Group SA............  Ba2            6.875%      09/05/02           10,000      9,850,000
                                                                                                --------------
                                                                                                    21,953,120
                                                                                                --------------
                                                                                      Shares
                                                                                    -----------
Mutual Fund -- 33.5%
  Prudential Core Investment Fund -- Taxable Money Market Fund Series, (Note 4)(c)  489,703,343    489,703,343
                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $511,662,209)...........................................................................    511,656,463
                                                                                                --------------
TOTAL INVESTMENTS -- 130.7%
 (cost $1,901,456,568; Note 7).................................................................  1,912,549,824
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(f)..................................................        (36,196)
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET(g) -- (0.1)%................     (1,349,856)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (30.6)%...............................................   (447,905,912)
                                                                                                --------------
NET ASSETS -- 100.0%........................................................................... $1,463,257,860
                                                                                                ==============

The following abbreviations are used in portfolio descriptions:

 AB     Aktiebolag (Swedish Company)
 AG     Aktiengesellschaft (Austrian Corporation)
 LLC    Limited Liability Company
 LP     Limited Partnership
 M.T.N. Medium Term Note
 NR     Not rated by Moody's or Standard & Poor's
 NV     Naamloze Vennootschap (Dutch Company)
 PLC    Public Limited Company (British Limited Liability Company)
 SA     Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
        Corporation)

(a)Non-income producing security.
(b)Portion of securities on loan with an aggregate market value of $70,464,545; cash collateral $72,148,054 was received with which the portfolio purchased securities.
(c)Represents all or a portion of security purchased with cash collateral received for securities on loan.
(d)Security segregated as collateral for futures contracts.
(e)Standard & Poor's rating.
(f)Open futures contracts as of June 30, 2002 were as follows:

   Number of                               Expiration   Value at     Value at    Appreciation/
   Contracts               Type               Date     Trade Date  June 30, 2002 Depreciation
---------------- ------------------------- ---------- ------------ ------------- -------------
Long Positions:
       51        U.S. Treasury Bonds        Sept 02   $  5,151,429 $  5,241,844   $    90,415
      760        U.S. Treasury 5 Yr Notes   Sept 02     80,305,870   81,640,625     1,334,755
      465        U.S. Treasury 10 Yr Notes  Sept 02     49,004,471   49,863,984       859,513
                                                                                   -----------
                                                                                    2,284,683
Short Positions:
      605        U.S. Treasury 2 Yr Notes   Sept 02    125,894,789  127,021,640    (1,126,851)
                                                                                   -----------
                                                                                  $ 1,157,832
                                                                                   ===========

(g) Outstanding forward currency contracts as of June 30, 2002 were as follows:

                                         Value at       Current   Appreciation/
      Foreign Currency Contract       Settlement Date    Value    Depreciation
 -----------------------------------  --------------- ----------- -------------
 Purchased:
   Canadian Dollars expiring 7/10/02.   $   449,710   $   453,780  $     4,070
                                        -----------   -----------  -----------
 Sold:
   Canadian Dollars expiring 7/10/02.    15,685,696    15,827,661     (141,965)
   Euros expiring 7/24/02............    36,685,754    37,897,715   (1,211,961)
                                        -----------   -----------  -----------
                                         52,371,450    53,725,376   (1,353,926)
                                        -----------   -----------  -----------
                                                                   $(1,349,856)
                                                                   ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

                   ------------------------------------------
                   DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


       LONG-TERM INVESTMENTS -- 98.8%                         Value
                                                    Shares   (Note 2)
       COMMON STOCKS -- 37.0%                       ------ -------------
       Aerospace & Defense -- 0.6%
         Boeing Co. (The)..........................  3,200 $     144,000
         Lockheed Martin Corp......................  4,100       284,950
         Northrop Grumman Corp.....................  5,000       625,000
                                                           -------------
                                                               1,053,950
                                                           -------------
       Air Freight & Couriers -- 0.2%
         Airborne, Inc.............................  3,400        65,280
         Forward Air Corp.(a)......................  7,000       229,460
                                                           -------------
                                                                 294,740
                                                           -------------
       Airlines -- 0.3%
         Atlantic Coast Airlines Holdings, Inc.(a).  5,400       117,180
         Continental Airlines, Inc. (Class "B"
          Stock)(a)................................ 11,500       181,470
         Delta Air Lines, Inc...................... 11,900       238,000
                                                           -------------
                                                                 536,650
                                                           -------------
       Auto Components -- 0.2%
         Federal Signal Corp.......................  7,200       172,800
         Gentex Corp.(a)...........................  4,800       131,856
         Superior Industries International, Inc....  1,000        46,250
                                                           -------------
                                                                 350,906
                                                           -------------
       Automobiles -- 0.2%
         Harley-Davidson, Inc......................  7,600       389,652
                                                           -------------
       Banks -- 0.6%
         Astoria Financial Corp....................  4,800       153,840
         Bank One Corp.............................  9,700       373,256
         BankUnited Financial Corp. (Class "A"
          Stock)(a)................................ 16,500       319,935
         Commerce Bancorp, Inc.....................  2,500       110,500
         Hibernia Corp. (Class "A" Stock)..........  2,500        49,475
         Investors Financial Services Corp.........  1,600        53,664
         Silicon Valley Bancshares, Inc.(a)........  1,000        26,360
         Umpqua Holdings Corp......................    500         9,240
                                                           -------------
                                                               1,096,270
                                                           -------------
       Beverages -- 0.5%
         Coca-Cola Co. (The).......................  4,600       257,600
         PepsiCo, Inc.............................. 15,500       747,100
                                                           -------------
                                                               1,004,700
                                                           -------------
       Biotechnology -- 0.5%
         Amgen, Inc.(a)............................  9,800       410,424
         Genentech, Inc.(a)........................ 11,300       378,550
         MedImmune, Inc.(a)........................  5,200       137,280
         Ortec International, Inc.(a)..............  3,300         6,699
         Titan Pharmaceuticals, Inc.(a)............  2,900         9,715
                                                           -------------
                                                                 942,668
                                                           -------------
       Building Products -- 0.1%
         Crane Co..................................  3,000        76,140
         Watsco, Inc...............................  6,600       120,450
                                                           -------------
                                                                 196,590
                                                           -------------
       Chemicals -- 0.5%
         FMC Corp.(a)..............................  2,000        60,340
         IMC Global, Inc........................... 17,900       223,750
         Lyondell Chemical Co...................... 11,800       178,180
         Minerals Technologies, Inc................  2,500       123,300
         Scotts Co. (The) (Class "A" Stock)(a).....  3,100       140,740

      COMMON STOCKS                                            Value
                                                     Shares   (Note 2)
      (Continued)                                    ------ -------------
      Chemicals (cont'd.)
        Solutia, Inc................................  6,400 $      44,928
        Valspar Corp. (The).........................  3,000       135,420
                                                            -------------
                                                                  906,658
                                                            -------------
      Commercial Services & Supplies -- 0.9%
        Administaff, Inc.(a)........................  6,700        67,000
        Allied Waste Industries, Inc.(a)............ 11,400       109,440
        CDI Corp.(a)................................  1,000        32,550
        Concord EFS, Inc.(a)........................  4,300       129,602
        Global Payments, Inc.(a)....................  5,300       157,675
        Headwaters, Inc.(a).........................    500         7,875
        Heidrick & Struggles International, Inc.(a).  2,800        55,916
        John H. Harland Co..........................  1,000        28,200
        Kelly Services, Inc. (Class "A" Stock)......  4,400       118,844
        NCO Group, Inc.(a)..........................  1,500        33,135
        NDCHealth Corp..............................  6,200       172,980
        Pegasus Solutions, Inc.(a)..................  2,300        40,250
        Princeton Review, Inc. (The)(a).............  1,600        14,624
        ProBusiness Services, Inc.(a)...............  5,400        78,673
        Republic Services, Inc.(a)..................  6,800       129,676
        Resources Connection, Inc.(a)...............  3,700        99,863
        U.S. Liquids, Inc...........................  7,100        20,945
        Waste Management, Inc....................... 13,000       338,650
                                                            -------------
                                                                1,635,898
                                                            -------------
      Communications Equipment -- 0.7%
        3Com Corp.(a)............................... 57,700       253,880
        Advanced Fibre Communications, Inc.(a)......  7,800       129,012
        Anaren Microwave, Inc.(a)...................  5,600        48,384
        Avocent Corp.(a)............................  5,700        90,744
        CIENA Corp.(a)..............................  1,989         8,334
        Cisco Systems, Inc.(a)...................... 33,100       461,745
        Ixia(a).....................................  4,100        23,862
        Nokia Oyj ADR (Finland).....................  9,600       139,008
        Powerwave Technologies, Inc.(a).............  6,600        60,456
        Sierra Wireless(a)..........................  4,900        16,513
                                                            -------------
                                                                1,231,938
                                                            -------------
      Computers & Peripherals -- 0.9%
        Advanced Digital Information Corp.(a).......  3,900        32,877
        Dell Computer Corp.(a)...................... 16,800       439,152
        EMC Corp.(a)................................ 34,700       261,985
        Hewlett-Packard Co.......................... 55,055       841,241
        Maxtor Corp.(a).............................     16            72
                                                            -------------
                                                                1,575,327
                                                            -------------
      Construction & Engineering -- 0.1%
        McDermott International, Inc.(a)............ 23,000       186,300
                                                            -------------
      Containers & Packaging -- 0.4%
        Pactiv Corp.(a).............................  4,000        95,200
        Temple-Inland, Inc..........................  9,700       561,242
                                                            -------------
                                                                  656,442
                                                            -------------
      Diversified Financials -- 4.0%
        A.G. Edwards, Inc...........................  7,000       272,090
        American Express Co......................... 20,100       730,032
        AmeriCredit Corp.(a)........................  8,000       224,400
        BlackRock, Inc.(a)..........................  1,180        52,274
        Capital One Financial Corp..................  6,100       372,405

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


        COMMON STOCKS                                         Value
                                                    Shares   (Note 2)
        (Continued)                                 ------ -------------
        Diversified Financials (cont'd.)
          Citigroup, Inc........................... 39,066 $   1,513,807
          Doral Financial Corp.....................    900        30,051
          Eaton Vance Corp.........................  6,400       199,680
          Freddie Mac..............................  6,900       422,280
          Goldman Sachs Group, Inc................. 10,800       792,180
          Jeffries Group, Inc......................  4,500       189,450
          Knight Trading Group, Inc.(a)............  4,600        24,104
          Lehman Brothers Holdings, Inc............ 10,000       625,200
          MBNA Corp................................  9,700       320,779
          Merrill Lynch & Co., Inc................. 24,200       980,100
          Morgan Stanley Dean Witter...............  2,600       112,008
          Principal Financial Group, Inc. (The)(a).  8,300       257,300
          Raymond James Financial, Inc.............  6,100       173,667
                                                           -------------
                                                               7,291,807
                                                           -------------
        Diversified Telecommunication Services -- 0.9%
          ALLTEL Corp..............................  4,200       197,400
          AT&T Corp................................ 26,600       284,620
          BellSouth Corp........................... 18,200       573,300
          SBC Communications, Inc.................. 10,400       317,200
          Verizon Communications, Inc..............  7,100       285,065
                                                           -------------
                                                               1,657,585
                                                           -------------
        Electric Utilities -- 0.1%
          PG&E Corp.(a)............................  7,800       139,542
          PNM Resources, Inc.......................  5,600       135,520
                                                           -------------
                                                                 275,062
                                                           -------------
        Electrical Equipment -- 0.3%
          C&D Technologies, Inc....................  3,200        57,664
          Electro Scientific Industries, Inc.(a)...  4,700       114,210
          Harris Corp..............................  8,200       297,168
          Power-One, Inc.(a).......................  7,400        46,028
                                                           -------------
                                                                 515,070
                                                           -------------
        Electronic Equipment & Instruments -- 0.9%
          Arrow Electronics, Inc.(a)............... 13,000       269,750
          Cognex Corp.(a)..........................  3,300        66,165
          DDi Corp.(a)............................. 10,500         9,450
          FLIR Systems, Inc.(a)....................  4,600       193,062
          Ingram Micro, Inc. (Class "A" Stock)(a).. 25,400       349,250
          Merix Corp.(a)...........................  2,900        24,882
          Mettler-Toledo International, Inc.(a)....  3,000       110,610
          Park Electrochemical Corp................  1,400        37,100
          Plexus Corp.(a)..........................  4,100        74,210
          Roper Industries, Inc....................  1,200        44,760
          Sirenza Microdevices, Inc.(a)............  5,000        10,100
          Solectron Corp.(a)....................... 40,200       247,230
          Technitrol, Inc..........................  2,400        55,920
          Trimble Navigation, Ltd.(a)..............  3,300        51,150
          Varian, Inc.(a)..........................  4,700       154,865
                                                           -------------
                                                               1,698,504
                                                           -------------
        Energy Equipment & Services -- 1.1%
          Cal Dive International, Inc.(a)..........  4,000        88,000
          ENSCO International, Inc................. 14,800       403,448
          FMC Technologies, Inc.(a)................  9,000       186,840
          GlobalSantaFe Corp....................... 13,500       369,225
          Patterson-UTI Energy, Inc.(a)............  4,900       138,327

       COMMON STOCKS                                          Value
                                                    Shares   (Note 2)
       (Continued)                                  ------ -------------
       Energy Equipment & Services (cont'd.)
         Schlumberger, Ltd......................... 11,500 $     534,750
         Superior Energy Services, Inc.(a).........  3,300        33,495
         Weatherford International, Ltd.(a)........  5,900       254,880
                                                           -------------
                                                               2,008,965
                                                           -------------
       Food & Drug Retailing
         Brio Software, Inc.(a)....................  7,800         7,644
         Great Atlantic & Pacific Tea Co., Inc.(a).    500         9,345
                                                           -------------
                                                                  16,989
                                                           -------------
       Food Products -- 0.4%
         Bunge, Ltd................................  3,400        71,740
         ConAgra Foods, Inc........................ 14,400       398,160
         Sara Lee Corp............................. 16,700       344,688
                                                           -------------
                                                                 814,588
                                                           -------------
       Gas Utilities -- 0.7%
         El Paso Corp.............................. 20,500       422,505
         Energen Corp..............................  3,700       101,750
         NiSource, Inc.............................  8,800       192,104
         NOVA Chemicals Corp.......................  6,000       135,240
         ONEOK, Inc................................  7,700       169,015
         Sempra Energy............................. 11,900       263,347
                                                           -------------
                                                               1,283,961
                                                           -------------
       Health Care Equipment & Supplies -- 0.6%
         Baxter International, Inc.................  8,300       368,935
         Cooper Cos., Inc. (The)...................  3,700       174,270
         Diagnostic Products Corp..................  7,300       270,100
         Varian Medical Systems, Inc.(a)...........  3,600       145,980
         Wilson Great Batch Technologies, Inc.(a)..  3,700        94,276
                                                           -------------
                                                               1,053,561
                                                           -------------
       Health Care Providers & Services -- 1.3%
         AmerisourceBergen Corp....................  2,700       205,200
         Anthem, Inc.(a)...........................  4,200       283,416
         Covance, Inc.(a).......................... 12,500       234,375
         HCA, Inc.................................. 13,900       660,250
         Laboratory Corp. of America Holdings(a)...  1,100        50,215
         Lincare Holdings, Inc.(a).................  5,800       187,340
         MAXIMUS, Inc.(a)..........................  2,700        85,590
         Orthodontic Centers of America, Inc.(a)...  5,400       124,470
         Pediatrix Medical Group, Inc.(a)..........  6,300       157,500
         Pharmaceutical Product Development,
          Inc.(a).................................. 10,200       268,668
         Quest Diagnostics, Inc.(a)................    800        68,840
         Quintiles Transnational, Corp.(a).........  6,300        78,687
         Service Corp. International(a)............  3,100        14,973
         Stewart Enterprises, Inc. (Class "A"
          Stock)(a)................................  3,000        19,110
                                                           -------------
                                                               2,438,634
                                                           -------------
       Hotels, Restaurants & Leisure -- 0.9%
         Argosy Gaming Co.(a)......................    500        14,200
         Brinker International, Inc.(a)............  6,300       200,025
         CEC Entertainment, Inc.(a)................  4,500       185,850
         Four Seasons Hotels, Inc..................    900        42,210
         Jack in the Box, Inc.(a)..................  2,000        63,600

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


     COMMON STOCKS                                               Value
                                                       Shares   (Note 2)
     (Continued)                                       ------ -------------
     Hotels, Restaurants & Leisure (cont'd.)
       Marriott International, Inc. (Class "A" Stock).  9,700 $     369,085
       McDonald's Corp................................ 10,000       284,500
       Outback Steakhouse, Inc.(a)....................  3,700       129,870
       Starbucks Corp.(a).............................  9,100       226,135
       Station Casinos, Inc.(a).......................  5,400        96,390
       WMS Industries, Inc.(a)........................  7,200        88,200
                                                              -------------
                                                                  1,700,065
                                                              -------------
     Household Durables -- 0.5%
       D.R.Horton, Inc................................ 11,050       287,632
       Furniture Brands International, Inc.(a)........    900        27,225
       Harman International Industries, Inc...........  4,700       231,475
       Hovnanian Enterprises, Inc. (Class "A"
        Stock)(a)..................................... 10,600       380,328
       Snap-on, Inc...................................  2,300        68,287
                                                              -------------
                                                                    994,947
                                                              -------------
     Household Products -- 0.1%
       Procter & Gamble Co. (The).....................  2,800       250,040
                                                              -------------
     Industrial Conglomerates -- 0.4%
       3M Co..........................................  4,300       528,900
       General Electric Co............................  5,300       153,965
                                                              -------------
                                                                    682,865
                                                              -------------
     Insurance -- 2.7%
       Allstate Corp.................................. 10,900       403,082
       American International Group, Inc.............. 12,812       874,163
       AmerUs Group Co................................  2,700       100,170
       Commerce Group, Inc. (The).....................  5,000       197,750
       IPC Holdings, Ltd. (Bermuda)...................  1,100        33,594
       ITT Hartford Group, Inc........................ 16,200       963,414
       Lincoln National Corp..........................  6,100       256,200
       Loews Corp.....................................  6,500       344,435
       Philadelphia Consolidated Holding Corp.(a).....  6,000       272,040
       Protective Life Corp...........................  3,500       115,850
       Reinsurance Group of America, Inc..............  3,700       114,034
       St. Paul Companies., Inc. (The)................  7,300       284,116
       XL Capital, Ltd. (Class "A" Shares)
        (Bermuda)..................................... 11,400       965,580
                                                              -------------
                                                                  4,924,428
                                                              -------------
     Internet & Catalog Retail -- 0.2%
       eBay, Inc.(a)..................................  4,100       252,642
       USA Interactive(a).............................  7,600       178,220
                                                              -------------
                                                                    430,862
                                                              -------------
     Internet Software & Services
       MatrixOne, Inc.(a).............................  2,700        16,470
       Openwave Systems, Inc.(a)......................  3,300        18,513
       SmartForce Public, Ltd. Co. ADR(a).............  6,400        21,760
       WebMethods, Inc.(a)............................  2,800        27,720
                                                              -------------
                                                                     84,463
                                                              -------------
     IT Consulting & Services -- 0.1%
       Inforte Corp.(a)...............................  3,300        32,736
       Keane, Inc.(a).................................  5,000        62,000
       Sapient Corp.(a)...............................  6,500         6,890
                                                              -------------
                                                                    101,626
                                                              -------------

      COMMON STOCKS                                            Value
                                                     Shares   (Note 2)
      (Continued)                                    ------ -------------
      Machinery -- 0.3%
        CUNO, Inc.(a)...............................  1,300 $      47,034
        Milacron, Inc...............................  3,900        39,585
        Navistar International Corp.(a).............  6,900       220,800
        Oshkosh Truck Corp..........................  1,300        76,843
        Pentair, Inc................................  2,700       129,816
        Reliance Steel & Aluminum Co................  2,600        79,300
                                                            -------------
                                                                  593,378
                                                            -------------
      Marine -- 0.1%
        Teekay Shipping Corp........................  5,800       214,078
                                                            -------------
      Media -- 2.4%
        Acme Communications, Inc.(a)................  5,800        42,630
        AOL Time Warner, Inc.(a).................... 11,400       167,694
        Entravision Communications Corp. (Class "A"
         Stock)(a)..................................  8,000        98,000
        General Motors Corp. (Class "H" Stock)(a)... 12,500       130,000
        Knight-Ridder, Inc..........................  4,900       308,455
        Lamar Advertising Co.(a).................... 13,500       502,335
        Liberty Media Corp. (The) (Class "A"
         Stock)(a).................................. 46,300       463,000
        New York Times Co. (The) (Class "A"
         Stock)..................................... 17,200       885,800
        Sinclair Broadcast Group, Inc. (Class "A"
         Stock)(a).................................. 26,100       380,016
        Univision Communications, Inc.(a)........... 11,100       348,540
        Viacom, Inc. (Class "B" Stock)(a)........... 25,482     1,130,636
                                                            -------------
                                                                4,457,106
                                                            -------------
      Metals & Mining -- 0.4%
        Alcoa, Inc..................................  8,600       285,090
        Cleveland-Cliffs, Inc.......................  2,500        69,000
        Freeport-McMoRan Copper & Gold, Inc.
         (Class "B" Stock)(a)....................... 15,400       274,890
        Stillwater Mining Co.(a)....................  5,200        84,656
                                                            -------------
                                                                  713,636
                                                            -------------
      Multiline Retail -- 1.6%
        Costco Wholesale Corp.(a)...................  7,900       305,098
        Federated Department Stores, Inc.(a)........ 12,900       512,130
        Fred's, Inc.................................  9,250       340,215
        Kohl's Corp.(a)............................. 14,200       995,136
        Wal-Mart Stores, Inc........................ 13,100       720,631
                                                            -------------
                                                                2,873,210
                                                            -------------
      Multi-Utilities
        Williams Cos., Inc..........................  9,100        54,509
                                                            -------------
      Office Electronics -- 0.2%
        Xerox Corp.(a).............................. 63,000       439,110
                                                            -------------
      Oil & Gas -- 1.4%
        Chesapeake Energy Corp.(a)..................  6,000        43,200
        Exxon Mobil Corp............................  6,600       270,072
        Occidental Petroleum Corp...................  9,700       290,903
        PetroQuest Energy, Inc.(a)..................  7,800        43,446
        Pioneer Natural Resources Co.(a)............ 11,400       296,970
        Premcor, Inc.(a)............................  1,900        48,868
        Spinnaker Exploration Co.(a)................  2,300        82,846

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


    COMMON STOCKS                                                 Value
                                                       Shares    (Note 2)
    (Continued)                                        ------- -------------
    Oil & Gas (cont'd.)
     Stone Energy Corp.(a)............................   5,214 $     209,864
     Swift Energy Co.(a)..............................   9,800       154,742
     Talisman Energy, Inc.............................  12,400       559,860
     TotalFinaElf SA ADR (France).....................   4,448       359,843
     XTO Energy, Inc..................................  11,100       228,660
                                                               -------------
                                                                   2,589,274
                                                               -------------
    Paper & Forest Products -- 1.1%
     Boise Cascade Corp...............................   9,000       310,770
     Georgia-Pacific Corp.............................  12,125       298,032
     International Paper Co...........................  18,500       806,230
     Weyerhaeuser Co..................................   8,400       536,340
                                                               -------------
                                                                   1,951,372
                                                               -------------
    Personal Products -- 0.2%
     Gillette Co......................................  12,700       430,149
                                                               -------------
    Pharmaceuticals -- 1.6%
     Abbott Laboratories..............................  11,000       414,150
     Alpharma, Inc. (Class "A" Stock).................   6,300       106,974
     Barr Laboratories, Inc.(a).......................   3,900       247,767
     Johnson & Johnson................................  10,400       543,504
     K-V Pharmaceutical Co. (Class "B" Stock)(a)......   7,800       204,750
     Pfizer, Inc......................................  10,600       371,000
     Pharmacia Corp...................................   8,560       320,572
     Sepracor, Inc.(a)................................   7,100        67,805
     Wyeth............................................  11,900       609,280
                                                               -------------
                                                                   2,885,802
                                                               -------------
    Real Estate Investment Trust -- 0.3%
     Alexandria Real Estate Equities, Inc.............   1,600        78,944
     Boston Properties, Inc...........................   8,000       319,600
     Colonial Properties Trust........................   1,400        54,530
     Jones Lang LaSalle, Inc.(a)......................   2,300        56,810
     SL Green Realty Corp.............................   2,400        85,560
                                                               -------------
                                                                     595,444
                                                               -------------
    Road & Rail -- 0.1%
     Knight Transportation, Inc.(a)...................   1,300        30,147
     Landstar Systems, Inc.(a)........................     800        85,480
                                                               -------------
                                                                     115,627
                                                               -------------
    Semiconductor Equipment & Products --  1.8%
     Advanced Energy Industries, Inc.(a)..............   5,100       113,118
     Agere Systems, Inc. (Class "A" Stock)(a).........  14,000        19,600
     Agere Systems, Inc. (Class "B" Stock)(a)......... 133,700       200,550
     Analog Devices, Inc.(a)..........................   3,200        95,040
     Applied Materials, Inc.(a).......................   9,000       171,180
     Credence Systems Corp.(a)........................   4,700        83,519
     Cymer, Inc.(a)...................................   2,700        94,608
     EMCORE Corp.(a)..................................   3,900        23,400
     Exar Corp.(a)....................................     800        15,776
     Integrated Circuit Systems, Inc.(a)..............   8,600       173,634
     Intel Corp.......................................  20,100       367,227
     Intersil Corp. (Class "A" Stock)(a)..............   1,700        36,346
     KLA-Tencor Corp.(a)..............................   2,200        96,778
     Maxim Integrated Products, Inc.(a)...............   3,900       149,487

    COMMON STOCKS                                                Value
                                                       Shares   (Note 2)
    (Continued)                                        ------ -------------
    Semiconductor Equipment & Products (cont'd.)
     National Semiconductor Corp.(a)..................  7,100 $     207,107
     Oak Technology, Inc.(a)..........................  3,900        17,667
     Pericom Semiconductor Corp.(a)...................  1,000        11,590
     Rudolph Technologies, Inc.(a)....................  6,100       152,073
     Semtech Corp.(a).................................  4,700       125,490
     STMicroelectronics NV ADR (Switzerland)..........  7,700       187,341
     Taiwan Semiconductor Manufacturing Co., Ltd. ADR
       (Taiwan)(a).................................... 14,630       190,190
     Texas Instruments, Inc........................... 19,600       464,520
     TTM Technologies, Inc.(a)........................  2,500        13,100
     Varian Semiconductor Equipment, Inc.(a)..........  8,500       288,405
                                                              -------------
                                                                  3,297,746
                                                              -------------
    Software -- 1.6%
     Adobe Systems, Inc...............................  5,300       151,050
     Ascential Software Corp.(a)......................  7,700        21,483
     Aspen Technology Corp.(a)........................  4,100        34,194
     BindView Development Corp.(a)....................  5,800         5,916
     BMC Software, Inc.(a)............................ 14,000       232,400
     Borland Software Corp.(a)........................  4,700        48,410
     Catapult Communications Corp.(a).................  4,700       102,794
     Cerner Corp.(a)..................................  4,800       229,584
     Entrust, Inc.(a).................................  8,000        21,760
     HNC Software, Inc.(a)............................  4,400        73,480
     Informatica Corp.(a).............................  6,400        45,376
     Jack Henry & Associates, Inc.....................  5,400        90,126
     Lawson Software, Inc.(a).........................  4,000        23,080
     Micromuse, Inc.(a)...............................  5,400        25,056
     Microsoft Corp.(a)............................... 17,200       940,840
     National Instruments Corp.(a)....................  5,000       162,800
     Precise Software Solutions, Ltd. (Israel)(a).....  2,700        25,785
     Synopsys, Inc.(a)................................ 10,800       591,948
     Verity, Inc.(a).................................. 11,300       125,317
                                                              -------------
                                                                  2,951,399
                                                              -------------
    Specialty Retail -- 1.4%
     Bed Bath & Beyond, Inc.(a)....................... 14,000       528,360
     Charming Shoppes, Inc.(a)........................  3,700        31,968
     Circuit City Stores-Circuit City Group........... 12,800       240,000
     Cost Plus, Inc.(a)...............................  2,500        76,450
     Home Depot, Inc..................................  4,000       146,920
     Linens'n Things, Inc.(a).........................  1,200        39,372
     Lowe's Cos., Inc................................. 14,800       671,920
     Tiffany & Co..................................... 13,800       485,760
     Toys 'R' Us, Inc.(a)............................. 23,700       414,039
                                                              -------------
                                                                  2,634,789
                                                              -------------
    Tobacco -- 0.5%
     Loews Corp....................................... 11,200       302,960
     Philip Morris Cos., Inc.......................... 12,700       554,736
                                                              -------------
                                                                    857,696
                                                              -------------
    Wireless Telecommunication Services -- 0.1%
     American Tower Corp. (Class "A" Stock)........... 35,900       123,855
                                                              -------------
    TOTAL COMMON STOCKS (cost $71,849,543)...................    68,060,891
                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)




                                                       Value
                                           Shares     (Note 2)
              WARRANTS & RIGHTS(a)        --------- -------------
                McLeodUSA, Inc.
                 Expires 04/16/07........     2,311 $         289
                United Mexican States
                 Expires 06/30/04........ 1,300,000         3,250
                United Mexican States
                 Expires 06/30/05........ 1,300,000           130
                United Mexican States
                 Expires 06/30/06........ 1,300,000           130
                XM Satellite Radio, Inc.
                 Expires 03/03/10........       100             0
                                                    -------------
              TOTAL WARRANTS
               (cost $0).................                   3,799
                                                    -------------

                                            Principal
                Interest   Maturity Moody's  Amount
                  Rate       Date   Rating    (000)
                --------   -------- ------- ---------
                CORPORATE BONDS -- 27.3%
                Aerospace & Defense -- 0.8%
                Alliant Techsystems, Inc.,
                  Sr. Sub. Notes,
                  8.50%    05/15/11   B2      $ 45          47,025
                AMR Corp.,
                  Deb.,
                 10.00%    04/15/21   B1       100          90,780
                  Notes,
                 10.40%    03/10/11   B1       100          89,000
                Delta Air Lines, Inc., Notes,
                  7.70%    12/15/05  Ba3       250         234,182
                  8.30%    12/15/29  Ba3       335         267,035
                Northwest Airlines, Inc.,
                  Gtd. Notes,
                 7.625%    03/15/05   B2       110          99,000
                  8.52%    04/07/04   B2       500         455,000
                 8.875%    06/01/06   B2        25          22,500
                Sequa Corp., Notes
                  9.00%    08/01/09  Ba3       250         251,250
                                                      ------------
                                                         1,555,772
                                                      ------------
                Automobiles -- 0.5%
                American Axle & Manufacturing, Inc.,
                  Gtd. Notes,
                  9.75%    03/01/09  Ba3       200         212,000
                ArvinMeritor, Inc.,
                  Notes,
                  8.75%    03/01/12  Baa3      250         267,964
                AutoNation, Inc.,
                  Sr. Notes,
                  9.00%    08/01/08  Ba2        35          36,050
                Eagle Picher Inds.,
                  Sr. Sub. Notes,
                 9.375%    03/01/08  Caa1       75          61,875
                Ford Motor Co.,
                  7.45%    07/16/31  Baa1      250         232,318
                Navistar International Corp.,
                  Sr. Notes,
                 9.375%    06/01/06  Ba1        85          87,550
                                                      ------------
                                                           897,757
                                                      ------------

                                                    Principal
               Interest     Maturity     Moody's     Amount         Value
                 Rate         Date       Rating       (000)        (Note 2)
               --------     --------     -------    ---------    -------------
               CORPORATE BONDS (Continued)
               Broadcasting & Other Media -- 1.3%
               ABC Family Worldwide, Inc.,
                 Sr. Notes,
                 9.25%      11/01/07      Baa1        $285       $     301,387
               Ackerley Group, Inc.,
                 Sr. Sub. Notes, Ser. B,
                 9.00%      01/15/09       B3          300             336,375
               Coaxial Communications, Inc.,
                 Sr. Notes,
                10.00%      08/15/06       B3          125             112,500
               Entercom Radio LLC,
                 Gtd. Notes,
                7.625%      03/01/14      Ba3          225             223,313
               Gray Communications Systems, Inc.,
                 Sr. Sub. Notes,
                 9.25%      12/15/11       B3          100             102,000
               LIN Holdings Corp.,
                 Sr. Disc. Notes, Zero Coupon (until 03/01/03),
                10.00%      03/01/08      Caa1          75              69,000
                 Sr. Disc. Notes, Zero Coupon (until 03/1/03),
                10.00%      03/01/08      Caa1         275             253,000
               Paxson Communications Corp.,
                 Gtd. Notes,
                10.75%      07/15/08       B3          150             144,000
               Price Communications Wireless, Inc.,
                 Sr. Sub. Notes,
                11.75%      07/15/07      Baa3         459             483,671
               Sinclair Broadcast Group, Inc.,
                 Gtd. Sr. Sub. Notes,
                 8.00%      03/15/12       B2          200             197,000
               Susquehanna Media Co.,
                 Sr. Sub. Notes,
                 8.50%      05/15/09       B1          200             206,000
                                                                 -------------
                                                                     2,428,246
                                                                 -------------
               Building & Construction -- 0.4%
               Beazer Homes USA, Inc.,
                 Sr. Notes,
                8.375%      04/15/12      Ba2           50              50,500
               D.R.Horton, Inc.,
                 Sr. Notes,
                7.875%      08/15/11      Ba1          400             390,000
               KB HOME,
                 Sr. Sub. Notes,
                6.625%      12/15/08      Ba3          130             131,300
               Nortek, Inc.,
                 Sr. Sub. Notes, Ser. B,
                9.875%      06/15/11       B3          200             202,000
                                                                 -------------
                                                                       773,800
                                                                 -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                   Principal
              Interest     Maturity      Moody's    Amount        Value
                Rate         Date        Rating      (000)       (Note 2)
              --------    --------       -------   ---------    -------------
              CORPORATE BONDS (Continued)
              Business Services -- 0.1%
              Iron Mountain, Inc.,
                Gtd. Notes,
               8.625%     04/01/13         B2        $120      $     122,700
                                                                -------------
              Cable -- 1.2%
              Callahan Nordrhein Westfalen,
                Sr. Disc. Notes, Zero Coupon (until 07/15/05),
               16.00%     07/15/10         Ca         250              2,500
              Charter Communications Holdings LLC,
                Sr. Disc. Notes, Zero Coupon (until 05/15/06),
               11.75%     05/15/11         B2         650            227,500
                Sr. Notes,
               10.00%     05/15/11         B2         450            303,750
               10.25%     01/15/10         B2         150            102,000
               10.75%     10/01/09         B2         100             70,250
              11.125%     01/15/11         B2          30             20,700
              CSC Holdings, Inc.,
                Sr. Sub. Deb. (f)(cost $727,189; purchased 2/15/00, 3/21/00 &
                 11/06/00),
               10.50%     05/15/16        Ba3         675            506,250
              Diamond Cable Co.,
                Sr. Disc. Notes,
               13.25%     09/30/04(c)      Ca         150             39,000
              Insight Communications Co., Inc.,
                Sr. Disc. Notes, Zero Coupon (until 02/15/06),
               12.25%     02/15/11        Caa1        350            150,500
              International Wire Group,
                Sr. Sub. Notes,
               11.75%     06/01/05        Caa1        300            268,500
              Mediacom Broadband LLC, Gtd. Notes,
               11.00%     07/15/13         B2         500            467,500
                                                                -------------
                                                                   2,158,450
                                                                -------------
              Chemicals -- 1.0%
              Applied Extrusion Technologies, Inc.,
                Sr. Notes, Ser. B,
               10.75%     07/01/11         B2         100             90,000
              Avecia Group PLC,
                Sr. Notes (United Kingdom)
               11.00%     07/01/09         B3          50             49,500
              Huntsman ICI Chemicals LLC,
                Sr. Sub. Notes,
              10.125%     07/01/09        Caa1        240            214,800
              Huntsman International LLC,
                Sr. Notes,
               9.875%     03/01/09         B3         115            115,287
              IMC Global, Inc.,
                Notes,
                6.50%     08/01/03        Ba2          75             74,214
                Sr. Notes, Ser. B,
              10.875%     06/01/08        Ba1          55             59,125
               11.25%     06/01/11        Ba1          90             97,200
              ISP Chemco, Inc.,
                Gtd. Notes, Ser. B,
               10.25%     07/01/11         B2         170            173,400
              Johnsondiversey, Inc.,
                Sr. Sub. Notes,
               9.625%     05/15/12         B2         475            496,375

                                             Principal
               Interest     Maturity Moody's  Amount      Value
                 Rate         Date   Rating    (000)     (Note 2)
              --------      -------- ------- --------- -------------
              CORPORATE BONDS (Continued)
              Chemicals (cont'd)
              Lyondell Chemical Co.,
                Sec'd. Notes,
                9.50%       12/15/08  Ba3     $   70   $      65,100
                Sr. Sub. Notes,
              10.875%       05/01/09   B2        370         328,375
              OM Group, Inc.,
                Gtd. Notes,
                9.25%       12/15/11   B3        150         155,250
                                                       -------------
                                                           1,918,626
                                                       -------------
              Commercial Services & Supplies -- 0.6%
              Allied Waste North America, Inc.,
                Sr. Notes,
               7.375%       01/01/04  Ba3        125         121,250
               7.875%       01/01/09  Ba3        150         144,000
                8.50%       12/01/08  Ba3        795         767,175
              Waste Management, Inc.,
                Notes,
                8.75%       05/01/18  Ba1        150         156,879
                                                       -------------
                                                           1,189,304
                                                       -------------
              Computer Software & Services -- 0.1%
              Unisys Corp.,
                Sr. Notes,
                7.25%       01/15/05  Ba1        150         147,000
               8.125%       06/01/06  Ba1         80          78,400
                                                       -------------
                                                             225,400
                                                       -------------
              Containers & Packaging -- 0.4%
              Norampac, Inc.,
                Sr. Notes,
                9.50%       02/01/08  Ba2         25          26,625
              Radnor Holdings, Inc.,
                Sr. Notes,
               10.00%       12/01/03   B2        150         137,250
              Silgan Holdings, Inc.,
                Sr. Sub. Deb.,
                9.00%       06/01/09   B1        300         309,000
              Stone Container Corp.,
                Sr. Notes,
               8.375%       07/01/12   B2        200         201,500
              U.S. Can Co., Gtd.
                Notes, Ser. B,
              12.375%       10/01/10  Caa1        85          70,975
                                                       -------------
                                                             745,350
                                                       -------------
              Diversified Financials -- 5.4%
              Beaver Valley Funding Corp.,
                Deb.,
                8.25%       06/01/03  Baa3        32          32,158
              Chevy Chase Savings Bank,
                Sub. Deb.,
                9.25%       12/01/05  Ba3        105         105,262
              Ford Motor Credit Co.,
                Notes,
                2.41%(b)    07/18/05   A3      1,000         962,135
                7.50%       03/15/05   A3      1,000       1,043,450

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                              Principal
              Interest     Maturity   Moody's  Amount      Value
                Rate         Date     Rating    (000)     (Note 2)
              --------    --------    ------- --------- ------------
              CORPORATE BONDS (Continued)
              Diversified Financials (cont'd)
              General Motors Acceptance Corp.,
                Notes,
              2.27625%    04/05/04(b)   A2     $  700   $    693,088
                 2.40%    05/16/03(b)   A2        900        898,650
                6.875%    09/15/11      A2      1,500      1,489,226
                 8.50%    01/01/03      A2        600        611,610
              Household Finance Corp.,
                Notes,
                2.295%    08/06/02(b)   A2        900        900,000
              J.P. Morgan Chase & Co., Inc.,
                Sr. Sub. Notes,
              3.12321%    02/15/12(b)   A1        600        577,944
              MBNA Corp.,
                Notes,
                6.875%    07/15/04     Baa1       500        522,740
              Midland Funding Corp.,
                Deb.,
                13.25%    07/23/06     Ba3        205        210,664
                Deb., Ser. A,
                11.75%    07/23/05     Ba3        310        314,124
              National Rural Utilities Cooperative Finance Corp.,
                Notes, MTN,
                 8.00%    03/01/32      A2      1,000      1,083,670
              Sovereign Bancorp, Inc.,
                Sr. Notes,
                10.25%    05/15/04     Ba2         85         90,100
                10.50%    11/15/06     Ba2        115        126,500
              Stone Container Finance Co.,
                Sr. Notes,
                11.50%    08/15/06      B2         95        102,600
              UCAR Finance, Inc.,
                Gtd. Sr. Notes,
                10.25%    02/15/12      B2         75         76,500
              Western Financial Bank,
                Sub. Cap. Deb.,
                8.875%    08/01/07      B1         80         77,052
                                                        ------------
                                                           9,917,473
                                                        ------------
              Diversified Services -- 0.2%
              Actuant Corp.,
                Gtd. Notes,
                13.00%    05/01/09      B3         26         30,160
              Gentek, Inc.,
                Sr. Sub. Notes,
                11.00%    08/01/09      Ca        200         44,000
              Sun World International, Inc.,
                Notes, Ser. B,
                11.25%    04/15/04      B2         40         40,100
              TriMas Corp.,
                Sr. Sub. Notes,
                9.875%    06/15/12      B3        175        174,563
              Tyco International Group SA,
                Gtd. Notes,
                 4.95%    08/01/03     Ba2        190        166,250
                                                        ------------
                                                             455,073
                                                        ------------

                                               Principal
               Interest    Maturity   Moody's   Amount       Value
                 Rate        Date     Rating     (000)      (Note 2)
               --------    --------   -------  ---------  -------------
               CORPORATE BONDS (Continued)
               Electric Utilities -- 0.8%
               Mirant Americas Generation LLC,
                 Sr. Notes,
                 7.20%     10/01/08    Ba1       $ 40     $      31,600
                7.625%     05/01/06    Ba1        100            81,000
                 8.30%     05/01/11    Ba1        200           158,000
               Motors & Gears, Inc.,
                 Notes,
                10.75%     11/15/06    Caa1       150           143,250
               Orion Power Holdings, Inc.,
                 Sr. Notes,
                12.00%     05/01/10    Ba1        600           504,000
               TNP Enterprises, Inc.,
                 Sr. Sub. Notes,
                10.25%     04/01/10    Ba3        400           415,000
               Western Resources, Inc.,
                 6.25%     08/15/03    Ba2        140           135,002
                                                          -------------
                                                              1,467,852
                                                          -------------
               Electronic Equipment & Instruments -- 0.3%
               Flextronics International Ltd., (Singapore),
                9.875%     07/01/10    Ba2        280           292,600
               L-3 Communications Corp.,
                 Sr. Sub. Notes,
                7.625%     06/15/12    Ba3        150           150,375
               Solectron Corp., Conv.,
                 0.00%     05/08/20    Ba3        275           160,875
                                                          -------------
                                                                603,850
                                                          -------------
               Energy -- 0.7%
               AES Corp.,
                 Sr. Notes,
                9.375%     09/15/10    Ba3        200           130,000
               AES Drax Energy Ltd.,
                 Sr. Sec'd. Notes,
                10.41%     12/31/20    Ba1         50            41,500
                 Sr. Sec'd. Notes, Ser. B,
                11.50%     08/30/10     B1         10             4,100
               Calpine Corp.,
                 Sr. Notes,
                 8.50%     02/15/11     B1        420           281,400
                10.50%     05/15/06     B1        550           412,500
               Reliant Mid-Atlantic Power,
                 Pass-Thru Certs., Ser. C,
                9.681%     07/02/26    Baa3       100            99,120
               Westar Energy, Inc.,
                 1st Mtge. Notes,
                7.875%     05/01/07    Ba1        315           312,893
                                                          -------------
                                                              1,281,513
                                                          -------------
               Food Products -- 0.2%
               Agrilink Foods, Inc.,
                 Sr. Sub. Notes,
               11.875%     11/01/08     B3        100           104,500
               Carrols Corp.,
                 Sr. Sub. Notes,
                 9.50%     12/01/08     B3        160           158,400

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                              Principal
               Interest    Maturity  Moody's   Amount      Value
                 Rate        Date    Rating     (000)     (Note 2)
               --------    --------  -------  --------- -------------
               CORPORATE BONDS (Continued)
               Food Products (cont'd)
               Smithfield Foods, Inc.,
                 Sr. Notes,
                 8.00%     10/15/09     Ba2     $ 50    $      50,750
                                                        -------------
                                                              313,650
                                                        -------------
               Funeral Services -- 0.2%
               Service Corp. International,
                 Notes,
                 6.00%     12/15/05     B1       100           91,500
                 6.50%     03/15/08     B1       375          333,750
                                                        -------------
                                                              425,250
                                                        -------------
               Gaming -- 0.6%
               Argosy Gaming Co.,
                 Sr. Sub. Notes,
                 9.00%     09/01/11     B2        50           51,313
               Aztar Corp.,
                 Sr. Sub. Notes,
                8.875%     05/15/07     Ba3      250          251,562
               Boyd Gaming Corp.,
                 Sr. Sub. Notes,
                 8.75%     04/15/12     B1        90           90,450
               Coast Hotels & Casinos, Inc.,
                 Sr. Sub. Notes,
                 9.50%     04/01/09    B(g)       75           78,750
               Hollywood Casino Corp.,
                 Sr. Sec'd. Notes,
                11.25%     05/01/07     B3        70           75,600
               Horseshoe Gaming LLC,
                 Sr. Sub. Notes,
                8.625%     05/15/09     B2        75           76,312
               Mohegan Tribal Gaming Authority,
                 Sr. Sub. Notes,
                 8.00%     04/01/12     NR        45           45,169
               Park Place Entertainment Corp.,
                 Sr. Sub. Notes,
                9.375%     02/15/07     Ba2       45           47,025
               Pinnacle Entertainment, Inc.,
                 Gtd. Notes, Ser. B,
                 9.25%     02/15/07    Caa1       85           76,075
               Station Casinos, Inc.,
                 Sr. Sub. Notes,
                9.875%     07/01/10     B2       300          317,250
                                                        -------------
                                                            1,109,506
                                                        -------------
               Health Care -- 0.8%
               Concentra Operating Corp.,
                 Sr. Sub. Notes, Ser. B,
                13.00%     08/15/09     B3       200          226,000
               Coventry Health Care, Inc.,
                 Sr. Notes,
                8.125%     02/15/12     Ba3      200          204,000
               Fresenius Medical Care Capital Trust,
                 Gtd. Notes,
                7.875%     02/01/08     NR        75           68,250

                                           Principal
               Interest   Maturity Moody's  Amount      Value
                 Rate       Date   Rating    (000)     (Note 2)
               --------   -------- ------- --------- -------------
               CORPORATE BONDS (Continued)
               Health Care (cont'd.)
               HCA, Inc.,
                7.125%    06/01/06  Ba1      $400    $     419,544
                 8.36%    04/15/24  Ba1       100          106,679
                 9.00%    12/15/14  Ba1       100          117,171
               Magellan Health Services, Inc.,
                 Sr. Sub. Notes,
                 9.00%    02/15/08  Caa1      300          108,000
               Matria Healthcare, Inc.,
                 Gtd. Notes,
                11.00%    05/01/08   B2        25           23,500
               Rotech Healthcare, Inc.,
                 Sr. Sub. Notes,
                 9.50%    04/01/12   B2        75           76,500
               Triad Hospitals Holdings, Inc.,
                 Sr. Sub. Notes,
                11.00%    05/15/09   B2       110          121,000
                                                     -------------
                                                         1,470,644
                                                     -------------
               Hotels, Restaurants & Leisure -- 1.4%
               Extended Stay America, Inc.,
                 Sr. Sub. Notes,
                9.875%    06/15/11   B2       160          163,200
               Felcor Lodging LP,
                 Sr. Notes,
                 9.50%    09/15/08  Ba3        60           60,900
               Felcor Suites LP,
                 Gtd. Sr. Notes,
                7.375%    10/01/04  Ba3       150          147,563
               Host Marriott LP,
                 Gtd. Notes,
                 9.50%    01/15/07  Ba3       300          302,625
               ITT Corp.,
                 Deb.,
                7.375%    11/15/15  Ba1       120          109,961
                 Notes,
                 6.75%    11/15/05  Ba1        70           69,165
               Kerzner International, Ltd. (Bahamas),
                 Sr. Sub. Notes,
                8.875%    08/15/11   B2       280          285,950
               La Quinta Inns, Inc.,
                 Sr. Notes,
                 7.25%    03/15/04  Ba3       100           99,500
               Mandalay Resort Group,
                 Deb.,
                 6.70%    11/15/96  Ba2       105          105,430
                 Sr. Sub. Deb.,
                7.625%    07/15/13  Ba3       100           92,000
               MGM Mirage, Inc.,
                 Gtd. Notes,
                8.375%    02/01/11  Ba2        25           25,563
                 8.50%    09/15/10  Ba1        20           20,857
               Regal Cinemas, Inc.,
                 Gtd. Notes,
                9.375%    02/01/12   B3       175          181,125

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                               Principal
              Interest     Maturity   Moody's   Amount      Value
                Rate         Date     Rating     (000)     (Note 2)
               ---------   --------   -------  --------- -------------
              CORPORATE BONDS (Continued)
              Hotels, Restaurants & Leisure (cont'd)
              Royal Caribbean Cruises Ltd.,
                Sr. Notes,
                 8.125%    07/28/04      Ba2     $ 55    $      52,800
                  8.75%    02/02/11      Ba2       50           47,000
              Six Flags, Inc.,
                Sr. Notes (f) (cost $141,375; Purchased 10/11/99),
                  9.75%    06/15/07      B2       140          143,500
              Starwood Hotels & Resorts Worldwide, Inc.,
                Notes,
                 7.375%    05/01/07      Ba1       20           19,675
                 7.875%    05/01/12      Ba1       55           53,900
              Venetian Casino Resort LLC,
                2nd Mortgage Notes,
                 11.00%    06/15/10     Caa1      200          201,250
              Yum! Brands, Inc., Sr. Notes,
                 8.875%    04/15/11      Ba1      300          318,000
                                                         -------------
                                                             2,499,964
                                                         -------------
              Insurance
              Conseco, Inc.,
                Gtd. Notes, Ser. AI,
                 10.75%    06/15/09     B(g)     $160           76,800
                                                         -------------
              Machinery -- 0.4%
              JLG Industries, Inc.,
                Sr. Sub. Notes,
                 8.375%    06/15/12      Ba2      100          100,000
              Joy Global, Inc,
                Gtd. Notes, Ser. B,
                  8.75%    03/15/12      B2       400          409,000
              Terex Corp.,
                Gtd. Notes,
                10.375%    04/01/11      B2        80           86,000
                Sr. Sub Notes,
                  9.25%    07/15/11      B2        45           46,125
                                                         -------------
                                                               641,125
                                                         -------------
              Medical Services -- 0.9%
              ALARIS Medical, Inc.,
                Sec'd Notes,
                11.625%    12/01/06      B2       100          112,500
                Sr. Disc. Notes, Zero Coupon (until 08/01/03),
                11.125%    08/01/08     Caa2       50           42,000
              Bio-Rad Labs, Inc.,
                Sr. Sub. Notes,
                11.625%    02/15/07      B2       100          111,750
              Biovail Corp.,
                Sr. Sub. Notes, (Canada),
                 7.875%    04/01/10      B2        45           43,425
              Hanger Orthopedic Group,
                Sr. Sub. Notes,
                 11.25%    06/15/09      B3        20           20,150
              Hanger Orthopedic Group, Inc.,
                Gtd. Notes,
                10.375%    02/15/09      B2       300          312,000
              HEALTHSOUTH Corp.,
                Sr. Sub. Notes,
                 10.75%    10/01/08      Ba2      400          442,000

                                                       Principal
               Interest          Maturity     Moody's   Amount      Value
                 Rate              Date       Rating     (000)     (Note 2)
               --------          --------     -------  --------- -------------
               CORPORATE BONDS (Continued)
               Medical Services (cont'd)
               Res-Care, Inc.,
                 Gtd. Notes,
               10.625%           11/15/08       B2       $ 85    $      78,625
               Select Medical Corp.,
                 Sr. Sub. Notes,
                 9.50%           06/15/09       B3        200          204,000
               Sybron Dental Specialties, Inc.,
                 Sr. Sub. Notes,
                8.125%           06/15/12       B2        200          198,000
                                                                 -------------
                                                                     1,564,450
                                                                 -------------
               Mining -- 0.1%
               Compass Minerals Group, Inc.,
                 Gtd. Notes,
                10.00%           08/15/11       B3        140          147,700
                                                                 -------------
               Miscellaneous Services -- 0.4%
               Calair Capital LLC,
                 Gtd. Notes,
                8.125%           04/01/08      Ba2        600          474,000
               United Rentals, Inc.,
                 Gtd. Sr. Notes, Ser. B,
                 9.50%           06/01/08       B2        125          125,625
               Usec, Inc.,
                 Sr. Notes,
                 6.75%           01/20/09      Ba1        125          110,415
                                                                 -------------
                                                                       710,040
                                                                 -------------
               Office Equipment & Supplies -- 0.1%
               Xerox Capital Europe PLC,
                 Gtd. Notes (United Kingdom),
                5.875%           05/15/04       B1        135          110,700
               Xerox Corp.,
                 Sr. Notes,
                 9.75%           01/15/09       B1        155          128,650
                                                                 -------------
                                                                       239,350
                                                                 -------------
               Oil & Gas -- 1.6%
               El Paso Corp.,
                 Sr. Notes, MTN,
                 7.75%           01/15/32      Baa2       380          352,355
                 7.80%           08/01/31      Baa2       500          468,008
               Eott Energy Partners LP,
                 Sr. Notes,
                11.00%           10/01/09       B3         75           54,000
               Hanover Equipment Trust,
                 Sec'd. Notes,
                 8.50%           09/01/08      Ba3        300          277,500
                 8.75%           09/01/11      Ba3         95           86,925
               Houston Exploration Co.,
                 Sr. Sub. Notes,
                8.625%           01/01/08       B2         55           56,375
               Leviathan Gas Pipeline Co.,
                 Sr. Sub. Notes,
               10.375%           06/01/09       B1        200          212,000
               Occidental Petroleum Corp.,
                 Sr. Notes,
                 6.40%           04/01/03      Baa2       400          407,132

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                               Principal
               Interest     Maturity   Moody's  Amount      Value
                 Rate         Date     Rating    (000)     (Note 2)
               --------     --------   ------- --------- -------------
               CORPORATE BONDS (Continued)
               Oil & Gas (cont'd.)
               Parker Drilling Co.,
                 Sr. Notes, Ser. D,
                 9.75%      11/15/06     B1      $ 75    $      76,500
               Plains Exploration & Production Co.,
                 Sr. Sub. Notes,
                 8.75%      07/01/12     B2        55           54,107
               Stone Energy Corp.,
                 Sr. Sub. Notes,
                 8.25%      12/15/11     B2       295          295,000
               Swift Energy Co.,
                 Sr. Sub. Notes,
                10.25%      08/01/09     B3        40           39,000
               Tesoro Petroleum Corp.,
                 Gtd. Notes, Ser. B,
                 9.00%      07/01/08     B2        15           13,650
               Western Oil Sands, Inc.,
                 Sec'd. Notes,
                8.375%      05/01/12    Ba2        95           95,238
               Williams Cos., Inc.,
                 Notes,
                7.125%      09/01/11    Baa3      500          404,900
                                                         -------------
                                                             2,892,690
                                                         -------------
               Paper & Forest Products -- 0.3%
               Caraustar Industries, Inc.,
                 Sr. Sub. Notes,
                9.875%      04/01/11    Ba2        75           79,312
               Doman Industries Ltd.,
                 Sr. Notes,
                 9.25%      11/15/07     Ca        65           13,000
               Georgia-Pacific Corp.,
                 Notes,
                8.125%      05/15/11    Ba1       150          142,029
               Norske Skog Canada Ltd.,
                 Sr. Notes,
                8.625%      06/15/11    Ba2       250          256,250
               Riverwood International Corp.,
                 Gtd. Notes,
               10.625%      08/01/07     B3        60           63,150
               Tembec Industries, Inc. (Canada),
                 Gtd. Notes,
                 7.75%      03/15/12    Ba1        80           78,400
                                                         -------------
                                                               632,141
                                                         -------------
               Printing & Publishing -- 0.4%
               American Media Operations, Inc.,
                 Gtd. Notes, Ser. B,
                10.25%      05/01/09     B2        60           63,000
               Canwest Media, Inc.,
                 Sr. Sub. Notes,
               10.625%      05/15/11     B2       175          174,125
               PRIMEDIA, Inc.,
                 Gtd. Notes,
                8.875%      05/15/11     B3       200          150,000

                                                Principal
               Interest      Maturity  Moody's   Amount      Value
                 Rate          Date    Rating     (000)     (Note 2)
               --------      --------  -------  --------- -------------
               CORPORATE BONDS (Continued)
               Printing & Publishing (cont'd)
               Quebecor Media, Inc.,
                 Sr. Disc. Notes, Zero Coupon (until 7/15/06) (Canada),
                 13.75%      07/15/11    B2       $250    $     146,250
                 Sr. Notes,
                11.125%      07/15/11    B2        250          246,250
                                                          -------------
                                                                779,625
                                                          -------------
               Real Estate Investment Trust -- 0.3%
               CB Richard Ellis Services, Inc.,
                 Gtd. Notes,
                 11.25%      06/15/11    B3         45           37,800
               HMH Properties, Inc.,
                 Sr. Notes, Ser. B,
                 7.875%      08/01/08   Ba3        125          119,062
               Intrawest Corp.,
                 Sr. Notes,
                 10.50%      02/01/10    B1        200          208,000
               Senior Housing Properties Trust,
                 Sr. Notes,
                 8.625%      01/15/12   Ba2        100          103,000
               Ventas Realty LP,
                 Sr. Notes,
                  8.75%      05/01/09   Ba3         40           40,400
                  9.00%      05/01/12   Ba3         35           35,875
                                                          -------------
                                                                544,137
                                                          -------------
               Retail -- 0.8%
               Core-Mark Int'l, Inc.,
                 Sr. Sub. Notes,
                11.375%      09/15/03    B3        135          138,840
               Dillard's, Inc.,
                 Notes,
                 6.125%      11/01/03   Ba3        100           98,150
                  6.43%      08/01/04   Ba3        215          211,022
               Great Atlantic & Pacific Tea Co., Inc.,
                 Notes,
                  7.75%      04/15/07    B2        125          115,000
               JC Penney Co., Inc.,
                 Deb.,
                  7.40%      04/01/37   Ba3        185          178,525
               Rite Aid Corp.,
                 Deb. Notes,
                 6.875%      08/15/13   Caa3        50           29,750
                  7.70%      02/15/27   Caa3        50           27,500
                 Notes,
                  6.00%      12/15/05   Caa3       115           73,025
               Saks, Inc.,
                 Gtd. Notes,
                 7.375%      02/15/19    B1        475          368,125
               Winn-Dixie Stores, Inc.,
                 Gtd. Notes,
                 8.875%      04/01/08   Ba2        200          200,000
                                                          -------------
                                                              1,439,937
                                                          -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                               Principal
              Interest      Maturity   Moody's  Amount      Value
                Rate          Date     Rating    (000)     (Note 2)
              --------     --------    ------- --------- -------------
              CORPORATE BONDS (Continued)
              Schools -- 0.1%
              Kindercare Learning Center, Inc.,
                Sr. Sub. Notes,
                9.50%      02/15/09      B3     $  100   $      99,000
                                                         -------------
              Semiconductors Equipment & Products -- 0.2%
              Amkor Technology, Inc.,
                Sr. Notes,
                9.25%      02/15/08      B1        150         122,250
              Fairchild Semiconductor Corp.,
                Sr. Sub. Notes,
               10.50%      02/01/09      B2        115         122,475
              ON Semiconductor Corp.,
                Gtd. Notes,
               12.00%      05/15/08      B3         50          43,500
                                                         -------------
                                                               288,225
                                                         -------------
              Steel & Metals -- 0.3%
              AK Steel Corp.,
                Gtd. Notes,
                7.75%      06/15/12      B1        125         123,750
                Sr. Notes,
               9.125%      12/15/06      NR         55          57,508
              Century Aluminum Co.,
                1st Mtg. Notes,
               11.75%      04/15/08     Ba3        185         198,875
              Steel Dynamics, Inc.,
                Sr. Notes,
                9.50%      03/15/09      B2         75          79,125
              United States Steel LLC,
                Gtd. Notes,
               10.75%      08/01/08     Ba3         65          67,600
                                                         -------------
                                                               526,858
                                                         -------------
              Telecommunications -- 4.0%
              American Tower Corp.,
                Sr. Notes, Ser. A,
               9.375%      02/01/09     Caa1        65          35,750
              AT&T Corp.,
                Notes,
                7.75%      03/01/07     Baa2        55          50,163
                Sr. Notes,
                8.00%      11/15/31     Baa2       900         706,500
              AT&T Wireless Services, Inc.,
                Sr. Notes,
               7.875%      03/01/11     Baa2       250         203,128
              Avaya, Inc.,
                Sec'd Notes,
              11.125%      04/01/09     Ba2         75          68,625
              British Telecommunications PLC
               (United Kingdom),
                Notes,
               8.125%      12/15/10(e)  Baa1     1,000       1,076,370
              Crown Castle International Corp.,
                Sr. Notes,
               10.75%      08/01/11      B3        210         138,600
              Deutsche Telekom International Finance BV (Netherlands),
                Notes,
                9.25%      06/01/32     Baa1       800         797,048

                                                    Principal
              Interest     Maturity      Moody's     Amount        Value
                Rate         Date        Rating       (000)       (Note 2)
              --------    --------       -------    ---------   -------------
              CORPORATE BONDS (Continued)
              Telecommunications (cont'd.)
              Dobson Communications Corp.,
                Sr. Notes,
              10.875%     07/01/10         B3        $  175     $     103,250
              Echostar Broadband Corp.,
                Sr. Notes,
              10.375%     10/01/07         B1           250           238,750
              Echostar DBS Corp.,
                Sr. Notes,
               9.125%     01/15/09         B1           250           228,750
              Fairpoint Communications, Inc.,
                Sr. Sub. Notes,
               12.50%     05/01/10         B3           110           104,500
              France Telecom SA,
                Notes,
                9.00%     03/01/31        Baa3          500           442,259
              Level 3 Communications, Inc.,
                Sr. Disc. Notes, Zero Coupon (until 12/01/03),
               10.50%     12/01/08        Caa3          105            19,950
              Netia Holdings BV (Poland),
                Sr. Disc. Notes, Ser. B,
               11.25%     11/01/07(c)      Ca           145            23,200
              Nextel Communications, Inc.,
                Sr. Disc. Notes, Zero Coupon (until 09/15/02),
               10.65%     09/15/07         B3           440           239,800
                Sr. Notes,
               9.375%     11/15/09         B3           220           111,650
              Nortel Networks Corp.,
                Sr. Gtd. Notes,
                4.25%     09/01/08        Ba3            45            20,419
              Nortel Networks Ltd. (Canada),
                Conv. Notes,
               6.125%     02/15/06        Ba3            60            34,200
              PanAmSat Corp.,
                Gtd. Notes,
                8.50%     02/01/12        Ba3           160           147,200
              Qwest Capital Funding, Inc.,
                Gtd. Notes,
                7.00%     08/03/09         B2           140            77,700
                7.25%     02/15/11         B2           100            55,000
                7.90%     08/15/10         B2           235           132,775
              Qwest Corp.,
                Notes,
                7.20%     11/01/04        Ba3            65            57,850
               7.625%     06/09/03        Ba3           355           326,600
               8.875%     03/15/12        Ba3           655           582,950
              Rogers Wireless Communications, Inc.,
                Sec'd Notes,
               9.625%     05/01/11        Baa3           95            64,600
              Sprint Capital Corp.,
                Notes,
               8.375%     03/15/12        Baa3          940           770,800
              Star Choice Communications, Inc. (Canada),
                Sr. Notes,
               13.00%     12/15/05         B3           150           156,000
              Telewest Communications PLC (United Kingdom),
                Sr. Disc. Deb.,
               11.00%     10/01/07        Caa3           85            34,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                    Principal
               Interest     Maturity     Moody's     Amount         Value
                 Rate         Date       Rating       (000)        (Note 2)
               --------     --------     -------    ---------    -------------
               CORPORATE BONDS (Continued)
               Telecommunications (cont'd.)
               Tritel PCS, Inc.,
                 Gtd. Notes,
               10.375%      01/15/11      Baa2       $   65      $      59,150
                 Gtd. Notes, Zero Coupon (until 05/15/04),
                12.75%      05/15/09      Baa2           88             69,080
               United Pan-Europe Communications NV (Netherlands),
                 Sr. Disc. Notes, Zero Coupon (until 08/01/04),
                12.50%      08/01/09       Ca           100              9,500
               Voicestream Wireless Corp.,
                 Sr. Disc. Notes, Zero Coupon (until 11/15/04),
               11.875%      11/15/09      Baa2          195            136,500
                                                                 -------------
                                                                     7,322,617
                                                                 -------------
               Tobacco
               DIMON, Inc.,
                 Sr. Notes,
                9.625%      10/15/11      Ba3            65             68,088
                                                                 -------------
               Transportation/Shipping -- 0.4%
               Alliance Atlantis Commerce, Inc.,
                 Sr. Sub. Notes,
                13.00%      12/15/09       B1           275            302,500
               Petroleum Helicopters, Inc.,
                 Gtd. Notes,
                9.375%      05/01/09       B1            55             56,375
               Stena AB (Sweden),
                 Sr. Notes,
                 8.75%      06/15/07      Ba3           400            388,000
                                                                 -------------
                                                                       746,875
                                                                 -------------
               TOTAL CORPORATE BONDS
                (cost $53,034,074 )                                 50,279,838
                                                                 -------------
               FOREIGN GOVERNMENT OBLIGATIONS -- 5.6%
               Federal Republic of Germany,
                 5.00%      07/04/11      Aaa           900            893,751
                 5.25%      01/04/11      Aaa         1,000          1,010,242
               Republic of Brazil,
               3.0625%      04/15/06       B1           960            763,200
                11.00%      01/11/12       B1           750            453,750
               Republic of Panama,
                9.625%      02/08/11      Ba1           750            713,625
               Republic of South Africa,
                 Notes,
                7.375%      04/25/12      Baa2          500            495,000
               United Kingdom Treasury,
                 6.50%      12/07/03      Aaa         3,000          4,694,080
               United Mexican States,
                 6.25%      12/31/19      Baa3        1,300          1,230,190
                                                                 -------------
               TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS
                (cost $10,375,476)                                  10,253,838
                                                                 -------------

                                                          Value
                                              Shares     (Note 2)
                                             --------- ------------
              PREFERRED STOCKS -- 0.2%
              Cable -- 0.1%
              CSC Holdings, Inc., Ser. H       3,570   $    235,620
                                                       ------------
              Oil & Gas -- 0.1%
              Williams Cos., Inc.              9,200        115,736
                                                       ------------
              Printing & Publishing
              PRIMEDIA, Inc. Ser. D            2,000         60,000
                                                       ------------
              Telecommunications
               McLeod USA, Inc. Ser. A         1,043          3,911
                                                       ------------
              TOTAL PREFERRED STOCKS
               (cost $915,722)                              415,267
                                                       ------------
                                             Principal
              Interest   Maturity   Moody's   Amount
                Rate       Date     Rating     (000)
              --------  --------    -------  ---------
              FOREIGN CONVERTIBLE BONDS -- 0.3%
              Hellenic Finance, (Greece)
               (cost $526,875)
                 2.00%  07/15/03        A2    $  500        501,220
                                                       ------------
              ASSET BACKED SECURITIES
              Continental Airlines, Inc.
                Pass-thru Certs., Ser. 96-C, (cost $56,395)
                 9.50%  10/15/13       Ba2        77         68,858
                                                       ------------
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.6%
              Bayview Financial Revolving Mortgage Loan,
                2.23%,  07/25/30(b)    Aaa       641        640,943
              Bear Stearns Mortgage Securities, Inc.,
                6.50%,   12/28/23     Aaa        800        784,248
              Chase Mortgage Finance Corp.,
                7.75%,   04/25/30     Aaa      1,000      1,030,210
              Credit Suisse First Boston Mortgage Securities Corp.,
               6.608%,   10/19/39      NR        905        937,038
              CWMBS, Inc.,
                6.25%,   07/25/09     Aaa        500        521,875
              First Boston Mortgage Securities,
                6.96%,   06/20/29     Aaa         66         66,935
              Greenwich Capital Acceptance, Inc.,
               6.715%,   02/01/09      NR        475        492,985
              Norwest Asset Securities Corp.,
                6.75%,   10/25/28     AAA(g)     862        886,813
              Ocwen Mortgage Loan Asset Backed Certificates,
               Ser. 1998-OFS3, Cl. A,
               2.185%,  10/25/29(b)   AAA(g)      32         31,686
              Residential Funding Mortgage Securities, Inc.,
              6.50%,    06/25/29      AAA(g)   1,000      1,023,120
              Salomon Brothers Mortgage Securities, Inc.,
                2.19%,  07/25/29(b)   Aaa         22         22,053
              Structured Asset Mortgage Investments, Inc.,
              7.1602%,  02/25/30(b)   Aaa        198        204,942
                                                       ------------
              TOTAL COLLATERALIZED MORTGAGE
               OBLIGATIONS
                (cost $6,188,703)                         6,642,848
                                                       ------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.3%
              Federal Home Loan Mortgage Corp.,
                 2.29%  11/15/30                 291        292,828
                 5.50%  01/01/30               1,341      1,314,836
                 6.22%  03/18/08               2,100      2,161,194

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                            Principal
              Interest   Maturity   Moody's  Amount      Value
                Rate       Date     Rating    (000)     (Note 2)
              --------  --------    ------- --------- ------------
              U.S. GOVERNMENT AGENCY
              OBLIGATIONS (Continued)
              Federal National Mortgage Assn.,
                4.75%.. 05/01/36             $  642   $    652,630
                5.50%.. 07/18/17              9,000      9,008,460
                5.50%.. 08/19/17                500        498,905
                6.00%.. 07/18/17              5,500      5,608,295
                6.00%.. 08/19/17                250        253,985
                6.315%. 08/01/29                405        426,785
                7.104%. 08/01/09                976      1,063,386
              Government National Mortgage Assn.,
                6.00%.. 11/20/29                309        317,478
                6.375%. 04/20/27                524        538,357
                6.50%.. 07/22/32              2,000      2,040,000
                6.75%.. 08/20/24                 37         38,237
                7.50%.. 02/20/30                655        691,866
                7.50%.. 01/15/31                103        109,031
                7.625%. 10/20/27                216        223,927
                8.00%.. 12/20/14              2,000      2,108,740
                8.00%.. 01/16/30              1,213      1,325,498
                8.00%.. 08/20/31                335        355,273
                8.50%.. 02/20/26                 11         11,509
                8.50%.. 04/20/26                  9         10,169
                8.50%.. 10/20/29                202        215,549
                8.50%.. 07/15/30                256        274,387
                8.50%.. 09/20/30                106        112,980
                8.50%.. 04/20/31                345        368,801
              Small Business Administration, Gtd. Notes,
                7.59%.. 01/01/20                455        502,263
              Small Business Investment Cos.,
                7.452%. 09/01/10                389        421,206
                8.017%. 02/10/10                728        808,674
                                                      ------------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (cost $30,794,024)                      31,755,249
                                                      ------------
              U.S. GOVERNMENT SECURITIES -- 6.2%
              United States Treasury Bonds,
                7.50%.. 11/15/16              4,000      4,813,760
                8.75%.. 05/15/17                500        667,130
              United States Treasury Notes,
                4.88%.. 02/15/12                600        598,590
                5.75%.. 11/15/05              4,500      4,802,310
              United States Treasury, Inflation Indexed,
                3.375%. 01/15/07(d)             227        235,952
                3.625%. 07/15/02(d)             224        224,583
                                                      ------------
              TOTAL U.S. GOVERNMENT SECURITIES
                (cost $11,371,641)                      11,342,325
                                                      ------------
              MUNICIPAL BONDS -- 1.3%
              Georgia State, Ser. B,
                5.00%.. 05/01/18      Aaa     1,000      1,026,930
              San Antonio, Texas Water Revenue,
                5.00%.. 05/15/25      Aaa       500        486,355
              South Carolina State Highway, Ser. B,
                5.00%.. 04/01/17      Aaa       800        827,104
                                                      ------------
              TOTAL MUNICIPAL BONDS
               (cost $2,283,079)                         2,340,389
                                                      ------------
              TOTAL LONG-TERM INVESTMENTS
               (cost $187,395,532)                     181,664,522
                                                      ------------

                                                Principal
              Interest     Maturity    Moody's   Amount       Value
                Rate         Date      Rating     (000)      (Note 2)
              --------    --------     -------  ---------  ------------
              SHORT-TERM INVESTMENTS -- 13.5%
              CORPORATE BONDS -- 1.5%
              Automobiles & Trucks -- 0.8%
              DaimlerChrysler NA Holdings Corp.,
                2.18%.... 08/23/02        A3     $1,500    $  1,500,249
                                                           ------------
              Computer Software & Services -- 0.1%
              International Business Machines Corp., Sr. Unsub. Notes,
                3.526%... 09/26/02        A1        100          98,742
                                                           ------------
              Energy -- 0.3%
              Commonwealth Edison Co., 1st Mtg., Ser. 85,
                7.375%... 09/15/02        A3        500         504,760
                                                           ------------
              Financial Services -- 0.3%
              UBS Paine Webber Group, Inc., Sr. Notes,
                2.54%.... 07/15/02(b)    Aa2        600         600,102
                                                           ------------
              TOTAL CORPORATE BONDS
               (cost $2,688,874)                              2,703,853
                                                           ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 0.8%
              Republic of Germany,
                4.75%.... 12/13/02       Aaa      1,571       1,559,317
                                                           ------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.1%
              Federal Home Loan Mortgage Corp.,
                1.74%.... 08/20/02                1,000         997,583
                1.75%.... 07/24/02                2,900       2,896,757
                1.76%.... 08/01/02(d)                45          44,932
                                                           ------------
              TOTAL U.S. GOVERNMENT AGENCY
               OBLIGATIONS
                (cost $3,939,273)                             3,939,272
                                                           ------------
              U.S. GOVERNMENT SECURITIES -- 0.1%
              United States Treasury Bills,
                 1.65%    08/15/02(d)               150         149,674
               1.7335%    08/15/02(d)                25          24,946
                                                           ------------
              TOTAL U.S. GOVERNMENT
               SECURITIES
               (cost $174,620)                                  174,620
                                                           ------------
              COMMERCIAL PAPER -- 2.7%
              Danske Corp.,
                 1.80%    07/29/02       P-1      1,100       1,098,460
              PB Finance (Delaware), Inc.,
                 1.81%    07/31/02       P-1      2,200       2,196,683
              Shell Finance (Netherlands),
                 1.79%    08/09/02       P-1      1,600       1,596,898
                                                           ------------
              TOTAL COMMERCIAL PAPER
               (cost $4,892,039)                              4,892,041
                                                           ------------
              REPURCHASE AGREEMENTS -- 5.0%
              Joint Repurchase Agreement Account (Note 5),
                 1.95%    07/01/02                9,270       9,270,000
              State Street Bank & Trust Co.,
                 0.25%    07/01/02                   18          18,478
                                                           ------------
              TOTAL REPURCHASE AGREEMENTS
               (cost $9,288,478)                              9,288,478
                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                            Value
                                              Shares       (Note 2)
                                             ---------- -------------
                MUTUAL FUNDS -- 1.3%
                Prudential Core Investment
                 Fund -- Taxable Money
                 Market Series (Note 4)       2,308,115 $   2,308,115
                                                        -------------
                TOTAL SHORT-TERM INVESTMENTS
                 (cost $24,690,593)                        24,865,696
                                                        -------------
                TOTAL INVESTMENTS,
                 BEFORE OUTSTANDING
                 OPTIONS WRITTEN AND
                 SHORT SALES -- 112.3%
                 (cost $212,086,125; Note 7)              206,530,218
                                                        -------------
                INVESTMENTS SOLD SHORT -- (0.9%)
                                             Principal
                Interest    Maturity          Amount
                  Rate        Date             (000)
                --------    --------   -     ----------
                Federal National Mortgage Assn.,
                  7.50%     06/13/32         $    1,000    (1,049,380)
                United States Treasury Notes,
                 4.875%     02/15/12                600      (598,590)
                                                        -------------
                TOTAL INVESTMENTS SOLD SHORT
                 (proceeds $1,637,587)                     (1,647,970)
                                                        -------------

                                                            Value
                                               Contracts   (Note 2)
                                               --------- ------------
                   OUTSTANDING OPTIONS
                     WRITTEN
                   CALL OPTIONS -- (0.1%)
                   Swap Option 3 month LIBOR
                    expiring 12/11/02 @ 5.3
                    (premium received $94,820)   8,800   $   (131,384)
                                                         ------------
                   TOTAL INVESTMENTS, NET OF
                    OUTSTANDING OPTIONS WRITTEN AND
                    INVESTMENTS SOLD SHORT -- 111.3%
                    (cost $210,353,718)                   204,750,864
                   VARIATION MARGIN ON OPEN FUTURES
                    CONTRACTS(h)                              (14,016)
                   UNREALIZED DEPRECIATION ON
                    FORWARD FOREIGN CURRENCY
                    CONTRACTS(i)                              (11,586)
                   LIABILITIES IN EXCESS OF
                    OTHER ASSETS -- (11.3)%               (20,776,044)
                                                         ------------
                   TOTAL NET ASSETS -- 100.0%            $183,949,218
                                                         ============

The following abbreviations are used in portfolio descriptions:

         AB  Aktiebolag (Swedish Stock Company)
         ADR American Depository Receipt
         BV Besloten Vennootschaep (Dutch Limited Liability Company) LLC Limited Liability Company
         LP  Limited Partnership
         NR  Not Rated by Moody's or Standard & Poor's
         NV  Naamloze Vennootschap (Dutch Company)
         PLC Public Limited Company (British Limited Liability Company) SA Sociedad Anonima (Spanish Corporation) or Societe
             Anonyme (French Corporation)

(a)Non-income producing security.

(b)Rate shown reflects current rate of variable instruments.

(c)Issuer in default.

(d)Security segregated as collateral for futures contracts.

(e)Increase/decrease in rate variable upon increase/decrease in Standard & Poor's or Moody's rating.

(f)Indicates a restricted security; the aggregate cost of such securities is $868,564. The aggregate value of $649,750 is approximately 0.4% of net assets at June 30, 2002.

(g)Standard & Poor's rating.

(h)Open futures contracts as of June 30, 2002 are as follows:

Number of                           Expiration  Value at     Value at    Appreciation/
Contracts           Type               Date    Trade Date  June 30, 2002 Depreciation
--------- ------------------------- ---------- ----------- ------------- -------------
Long Positions:
   103    U.S. Treasury 10 Yr Notes  Sept 02   $10,739,703  $11,045,141    $305,438
    30    German 10 Yr Fed Bonds     Sept 02     3,133,045    3,182,721      49,676
     9    Eurodollars                 Dec 02     2,162,700    2,198,925      36,225
     7    Eurodollars                 Jun 03     1,671,157    1,690,763      19,606
    11    Eurodollars                Sept 03     2,610,575    2,641,100      30,525
    20    LIBOR                       Mar 03     4,721,095    4,745,045      23,950
                                                                           --------
                                                                            465,420
Short Position:
     6    U.S. Treasury 5 Yr Notes   Sept 02       635,652      644,531      (8,879)
                                                                           --------
                                                                           $456,541
                                                                           ========


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



(i)Outstanding forward foreign currency contracts as of June 30, 2002 are as follows:

        Foreign Currency        Value at       Value at
        Contract             Settlement Date June 30, 2002 Depreciation
        ----------------     --------------- ------------- ------------
        Sold:
          Euro
           expiring 7/11/02    $1,020,959     $1,032,545     $(11,586)
                               ==========     ==========     ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

                                -----------------
                                EQUITY PORTFOLIO
                                -----------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


         LONG-TERM INVESTMENTS -- 96.1%                     Value
                                               Shares      (Note 2)
         COMMON STOCKS -- 95.8%               --------- --------------
         Aerospace/Defense -- 3.3%
           Boeing Co.........................   193,532 $    8,708,940
           General Dynamics Corp.............    75,410      8,019,854
           Honeywell International, Inc......   255,323      8,995,029
           Lockheed Martin Corp..............    52,827      3,671,477
           Northrop Grumman Corp.............   355,063     44,382,875
           Raytheon Co.......................   762,900     31,088,175
           United Technologies Corp..........   377,767     25,650,379
                                                        --------------
                                                           130,516,729
                                                        --------------
         Air Freight & Couriers
           FedEx Corp........................    30,445      1,625,763
           United Parcel Service, Inc.
            (Class "B" Stock)................     1,349         83,301
                                                        --------------
                                                             1,709,064
                                                        --------------
         Airlines
           AMR Corp.(a)......................    22,816        384,678
           Delta Air Lines, Inc..............     7,208        144,160
           Southwest Airlines Co.............    81,851      1,322,712
                                                        --------------
                                                             1,851,550
                                                        --------------
         Auto Components -- 0.1%
           Delphi Automotive Systems Corp....   201,455      2,659,206
           Johnson Controls, Inc.............    10,498        856,742
           TRW, Inc..........................    24,706      1,407,748
                                                        --------------
                                                             4,923,696
                                                        --------------
         Automobiles -- 1.8%
           Bayerische Motoren Werke (BMW) AG
            (Germany)........................   640,900     26,021,352
           Ford Motor Co.....................   555,021      8,880,336
           General Motors Corp...............    64,249      3,434,109
           Harley-Davidson, Inc..............   607,846     31,164,264
                                                        --------------
                                                            69,500,061
                                                        --------------
         Banks -- 5.8%
           Bank of America Corp..............   446,695     31,429,460
           Bank One Corp..................... 1,472,273     56,653,065
           Charter One Financial, Inc........   336,600     11,572,308
           Comerica, Inc.....................    48,502      2,978,023
           Fifth Third Bancorp...............   166,682     11,109,355
           First Tennessee National Corp.....    12,948        495,908
           FleetBoston Financial Corp........   527,893     17,077,339
           Mellon Financial Corp.............    79,711      2,505,317
           National City Corp................    59,412      1,975,449
           PNC Financial Services Group......    49,898      2,608,668
           SouthTrust Corp...................    48,113      1,256,712
           SunTrust Banks, Inc...............    27,549      1,865,618
           The Bank of New York Co., Inc.....   929,049     31,355,404
           U.S. Bancorp......................   221,743      5,177,699
           Wachovia Corp.....................   294,522     11,244,850
           Washington Mutual, Inc............   161,658      5,999,128
           Wells Fargo & Co..................   708,118     35,448,387
                                                        --------------
                                                           230,752,690
                                                        --------------
         Beverages -- 2.6%
           Anheuser-Busch Cos., Inc..........   102,626      5,131,300
           Coca-Cola Co......................   313,532     17,557,792

                                                           Value
          COMMON STOCKS                       Shares      (Note 2)
          (Continued)                        --------- --------------
          Beverages (cont'd.)
            PepsiCo, Inc.................... 1,609,916 $   77,597,951
            The Pepsi Bottling Group, Inc...    41,993      1,293,385
                                                       --------------
                                                          101,580,428
                                                       --------------
          Biotechnology -- 1.0%
            Amgen, Inc.(a)..................   132,486      5,548,514
            Biogen, Inc.(a).................   125,248      5,189,025
            Cephalon, Inc.(a)...............   132,500      5,989,000
            Immunex Corp.(a)................   382,689      8,549,272
            Invitrogen Corp.(a).............    75,300      2,410,353
            MedImmune, Inc.(a)..............   390,420     10,307,088
                                                       --------------
                                                           37,993,252
                                                       --------------
          Building Products
            American Standard Cos., Inc.(a).     7,349        551,910
            Masco Corp......................    31,495        853,829
                                                       --------------
                                                            1,405,739
                                                       --------------
          Chemicals -- 0.8%
            Air Products & Chemicals, Inc...   198,796     10,033,234
            Dow Chemical Co.................    83,581      2,873,515
            E.I. du Pont de Nemours & Co....   122,480      5,438,112
            Ecolab, Inc.....................   161,600      7,470,768
            OM Group, Inc...................    40,800      2,529,600
            PPG Industries, Inc.............    11,198        693,156
            Praxair, Inc....................    19,006      1,082,772
            Rohm & Haas Co..................    41,993      1,700,296
                                                       --------------
                                                           31,821,453
                                                       --------------
          Commercial Services & Supplies -- 0.7%
            Apollo Group, Inc.
             (Class "A" Stock)(a)...........    17,637        695,251
            Automatic Data Processing, Inc..    64,040      2,788,942
            Avery Dennison Corp.............    17,217      1,080,367
            Cendant Corp.(a)................    80,696      1,281,452
            Cintas Corp.....................     2,189        108,202
            Concord EFS, Inc.(a)............    67,679      2,039,845
            Convergys Corp.(a)..............    47,340        922,183
            First Data Corp.................   191,028      7,106,242
            H&R Block, Inc..................    16,339        754,045
            Paychex, Inc....................   202,705      6,342,639
            Pitney Bowes, Inc...............    14,767        586,545
            Sabre Holdings Corp.(a).........    14,776        528,981
            Waste Management, Inc...........    64,460      1,679,183
                                                       --------------
                                                           25,913,877
                                                       --------------
          Communications Equipment -- 2.5%
            Brocade Communications Systems,
             Inc.(a)........................   258,000      4,509,840
            Cisco Systems, Inc.(a).......... 1,244,106     17,355,279
            Comverse Technology, Inc.(a)....   653,700      6,053,262
            Corning, Inc.(a)................    77,672        275,735
            JDS Uniphase Corp.(a)...........   129,988        347,068
            Lucent Technologies, Inc.(a)....   233,272        387,231
            Motorola, Inc................... 2,093,490     30,188,126
            Nokia Oyj, ADR (Finland)........ 2,590,700     37,513,336
            Nortel Networks Corp. (Canada)..   220,464        319,673
            QUALCOMM, Inc.(a)...............   115,761      3,182,270
                                                       --------------
                                                          100,131,820
                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Computers & Peripherals -- 2.5%
         Dell Computer Corp.(a)................   860,930 $   22,504,710
         EMC Corp.(a).......................... 1,975,957     14,918,475
         Hewlett-Packard Co.................... 2,549,642     38,958,530
         International Business Machines Corp..   169,844     12,228,768
         Lexmark International, Inc.(a)........    12,598        685,331
         Sun Microsystems, Inc.(a)............. 1,942,965      9,734,255
                                                          --------------
                                                              99,030,069
                                                          --------------
       Containers & Packaging -- 0.9%
         Pactiv Corp...........................    35,135        836,213
         Sealed Air Corp.(a)...................    20,997        845,549
         Smurfit-Stone Container Corp..........    95,732      1,476,188
         Temple-Inland, Inc....................   551,800     31,927,148
                                                          --------------
                                                              35,085,098
                                                          --------------
       Diversified Financials -- 4.2%
         American Express Co...................   367,456     13,346,002
         Capital One Financial Corp............   174,894     10,677,279
         Citigroup, Inc........................   793,500     30,748,125
         Fannie Mae............................   170,006     12,537,942
         Freddie Mac...........................   291,406     17,834,047
         Goldman Sachs Group, Inc..............   348,200     25,540,470
         Household International, Inc..........    33,574      1,668,628
         J.P. Morgan Chase & Co................   220,316      7,473,119
         Lehman Brothers Holdings, Inc.........    24,872      1,554,997
         MBNA Corp.............................   598,292     19,785,516
         Merrill Lynch & Co., Inc..............   301,165     12,197,183
         Moody's Corp..........................    17,497        870,476
         Morgan Stanley........................   267,045     11,504,299
                                                          --------------
                                                             165,738,083
                                                          --------------
       Diversified Telecommunication Services -- 3.0%
         ALLTEL Corp...........................    16,097        756,559
         AT&T Corp............................. 2,864,917     30,654,612
         BellSouth Corp........................ 1,164,606     36,685,089
         Qwest Communications International,
          Inc..................................   107,907        302,140
         SBC Communications, Inc...............   324,047      9,883,433
         Sprint Corp. (FON Group)..............    61,590        653,470
         Verizon Communications, Inc...........   975,723     39,175,278
                                                          --------------
                                                             118,110,581
                                                          --------------
       Electric Utilities -- 1.9%
         American Electric Power Co., Inc......   316,390     12,661,928
         Dominion Resources, Inc...............    52,491      3,474,904
         Entergy Corp..........................    55,991      2,376,258
         Exelon Corp...........................   169,087      8,843,250
         FirstEnergy Corp......................   722,500     24,117,050
         Progress Energy, Inc..................    34,994      1,820,038
         Southern Co...........................   659,281     18,064,299
         TXU Corp..............................    58,090      2,994,540
         Xcel Energy, Inc......................    59,910      1,004,691
                                                          --------------
                                                              75,356,958
                                                          --------------
       Electrical Equipment -- 0.2%
         Emerson Electric Co...................   144,000      7,705,440
         Molex, Inc. (Class "A" Stock).........    38,494      1,055,890
                                                          --------------
                                                               8,761,330
                                                          --------------

                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Electronic Equipment & Instruments -- 0.2%
          Agilent Technologies, Inc.(a).......   149,972 $    3,546,838
          Celestica, Inc. (Canada)............    87,900      1,996,209
          Flextronics International, Ltd.
           (Singapore)(a).....................   142,490      1,015,954
          Sanmina Corp.(a)....................    86,576        546,294
                                                         --------------
                                                              7,105,295
                                                         --------------
        Energy Equipment & Services -- 1.9%
          BJ Services Co......................   694,358     23,524,849
          Nabors Industries, Ltd. (Barbados)..    55,991      1,976,482
          Noble Corp..........................    41,993      1,620,930
          Schlumberger, Ltd...................    76,987      3,579,895
          Transocean Sedco Forex, Inc......... 1,320,200     41,124,230
          Weatherford International, Ltd......    34,994      1,511,741
                                                         --------------
                                                             73,338,127
                                                         --------------
        Food & Drug Retailing -- 0.9%
          CVS Corp............................    32,965      1,008,729
          Kroger Co.(a).......................   248,027      4,935,737
          Safeway, Inc.(a)....................   815,084     23,792,302
          SYSCO Corp..........................   128,149      3,488,216
          Walgreen Co.........................    68,519      2,646,889
                                                         --------------
                                                             35,871,873
                                                         --------------
        Food Products -- 0.7%
          ConAgra Foods, Inc..................    99,734      2,757,645
          General Mills, Inc..................    88,175      3,886,754
          Hershey Foods Corp..................    26,386      1,649,125
          Kellogg Co..........................    42,273      1,515,910
          Kraft Foods, Inc. (Class "A" Stock).    97,644      3,998,522
          Sara Lee Corp.......................   135,008      2,786,565
          Unilever NV, ADR (Netherlands)......   158,403     10,264,514
                                                         --------------
                                                             26,859,035
                                                         --------------
        Gas Utilities -- 0.1%
          El Paso Corp........................   123,299      2,541,192
          Kinder Morgan, Inc..................    20,926        795,607
          NiSource, Inc.......................    27,995        611,131
                                                         --------------
                                                              3,947,930
                                                         --------------
        Health Care Equipment & Supplies -- 0.7%
          Alcon, Inc. (Switzerland)...........    33,100      1,133,675
          Amersham PLC (United Kingdom).......   146,500      1,295,197
          Amersham PLC, ADR
           (United Kingdom)(a)................    27,400      1,215,464
          Applera Corp. -- Applied Biosystems
           Group..............................   254,500      4,960,205
          Baxter International, Inc...........    80,487      3,577,647
          Becton Dickinson & Co...............    23,040        793,728
          Guidant Corp.(a)....................   119,693      3,618,320
          Medtronic, Inc......................   165,016      7,070,936
          St. Jude Medical, Inc.(a)...........    52,100      3,847,585
                                                         --------------
                                                             27,512,757
                                                         --------------
        Health Care Providers & Services -- 3.2%
          Cardinal Health, Inc................   101,483      6,232,071
          CIGNA Corp..........................   473,800     46,157,596
          HCA-The Healthcare Co...............   538,991     25,602,073
          IMS Health, Inc.....................    41,993        753,774
          Quest Diagnostics, Inc..............    13,998      1,204,528

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Health Care Providers & Services (cont'd.)
          Tenet Healthcare Corp.(a)............    48,992 $    3,505,378
          UnitedHealth Group, Inc..............    45,493      4,164,884
          Wellpoint Health Networks, Inc.(a)...   507,900     39,519,699
                                                          --------------
                                                             127,140,003
                                                          --------------
        Hotels, Restaurants & Leisure -- 2.1%
          Carnival Corp........................    54,241      1,501,933
          Darden Restaurants, Inc.............. 1,609,500     39,754,650
          Harrah's Entertainment, Inc.(a)......    18,197        807,037
          International Game Technology(a).....     4,199        238,083
          Marriott International, Inc.
           (Class "A" Stock)...................   420,176     15,987,697
          McDonald's Corp......................   487,485     13,868,948
          MGM Mirage, Inc.(a)..................   288,306      9,730,328
          Starbucks Corp.(a)...................    32,194        800,021
          Starwood Hotels & Resorts Worldwide,
           Inc.................................    15,328        504,138
                                                          --------------
                                                              83,192,835
                                                          --------------
        Household Durables
          Whirlpool Corp.......................    10,709        699,940
                                                          --------------
        Household Products -- 0.8%
          Colgate-Palmolive Co.................    59,700      2,987,985
          Kimberly-Clark Corp..................   298,209     18,488,958
          Procter & Gamble Co..................   132,138     11,799,923
                                                          --------------
                                                              33,276,866
                                                          --------------
        Industrial Conglomerates -- 1.3%
          3M Co................................   391,522     48,157,206
          Tyco International, Ltd..............   182,775      2,469,290
                                                          --------------
                                                              50,626,496
                                                          --------------
        Insurance -- 7.4%
          ACE, Ltd.............................    67,049      2,118,749
          Allstate Corp........................    88,536      3,274,061
          American International Group, Inc.... 1,803,251    123,035,816
          Berkshire Hathaway, Inc.
           (Class "A" Stock)(a)................        75      5,010,000
          Chubb Corp...........................    23,026      1,630,241
          Hartford Financial Services Group,
           Inc.................................   861,641     51,241,790
          John Hancock Financial Services,
           Inc.................................    51,722      1,820,614
          Lincoln National Corp................   369,674     15,526,308
          Loews Corp...........................   820,377     43,471,777
          Marsh & McLennan Cos., Inc...........    91,525      8,841,315
          MetLife, Inc.........................   100,805      2,903,184
          MGIC Investment Corp.................    29,535      2,002,473
          St. Paul Cos., Inc...................    39,467      1,536,056
          XL Capital, Ltd. (Class "A" Stock)
           (Bermuda)...........................   362,900     30,737,630
                                                          --------------
                                                             293,150,014
                                                          --------------
        Internet & Catalog Retail -- 0.2%
          USA Interactive......................   417,300      9,785,685
                                                          --------------
        IT Consulting & Services -- 0.1%
          Electronic Data Systems Corp.........    69,324      2,575,387
          Unisys Corp.(a)......................   211,999      1,907,991
                                                          --------------
                                                               4,483,378
                                                          --------------

                                                              Value
                                                 Shares      (Note 2)
       COMMON STOCKS (Continued)                --------- --------------
       Machinery -- 1.4%
        Caterpillar, Inc.......................    24,426 $    1,195,653
        Cummins, Inc...........................    90,100      2,982,310
        Danaher Corp...........................   230,139     15,269,722
        Deere & Co.............................    25,546      1,223,653
        Dover Corp.............................    39,159      1,370,565
        Eaton Corp.............................     7,769        565,195
        Illinois Tool Works, Inc...............     9,239        631,024
        Navistar International Corp.(a)........    79,900      2,556,800
        PACCAR, Inc.(a)........................   184,000      8,167,760
        Parker-Hannifin Corp...................    33,281      1,590,499
        SPX Corp.(a)...........................   178,000     20,915,000
                                                          --------------
                                                              56,468,181
                                                          --------------
       Media -- 5.1%
        AOL Time Warner, Inc.(a)............... 1,938,761     28,519,174
        Charter Communications, Inc. (Class
          "A" Stock)(a)........................    62,905        256,652
        Clear Channel Communications, Inc.(a)..    66,629      2,133,461
        Comcast Corp. (Class "A" Stock)(a).....   306,632      7,310,107
        Gannett Co., Inc.......................    24,685      1,873,592
        Interpublic Group of Cos., Inc.........    29,955        741,686
        Knight-Ridder, Inc.....................   153,200      9,643,940
        Liberty Media Corp. (Class "A"
          Stock)(a)............................ 3,571,318     35,713,180
        McGraw Hill, Inc.......................    19,946      1,190,776
        New York Times Co. (Class "A" Stock)...   640,483     32,984,874
        News Corp., Ltd., ADR (Australia)...... 1,009,600     19,939,600
        Omnicom  Group, Inc....................    38,914      1,782,261
        TMP Worldwide, Inc.(a).................    11,289        242,714
        Tribune Co.............................    36,558      1,590,273
        Univision Communications, Inc. (Class
          "A" Stock)(a)........................    20,577        646,118
        Viacom, Inc. (Class "B" Stock)(a)...... 1,169,526     51,891,869
        Walt Disney Co.........................   203,667      3,849,306
                                                          --------------
                                                             200,309,583
                                                          --------------
       Metals & Mining -- 4.8%
        Alcan, Inc. (Canada)...................   189,394      7,106,063
        Alcoa, Inc............................. 1,839,730     60,987,050
        Barrick Gold Corp. (Canada)............   192,989      3,664,861
        Companhia Vale do Rio Doce, ADR
          (Brazil)(a).......................... 1,089,800     30,154,766
        Freeport-McMoRan Copper & Gold, Inc.
          (Class "B" Stock).................... 2,957,300     52,787,805
        Newmont Mining Corp.................... 1,397,137     36,786,617
        Placer Dome, Inc. (Canada).............    51,792        580,588
                                                          --------------
                                                             192,067,750
                                                          --------------
       Multiline Retail -- 3.9%
        Costco Wholesale Corp.(a).............. 1,370,169     52,915,927
        Family Dollar Stores, Inc..............    17,847        629,107
        Federated Department Stores, Inc.(a)...   597,972     23,739,488
        Kohl's Corp.(a)........................    16,377      1,147,700
        May Department Stores Co...............    13,578        447,123
        Sears, Roebuck & Co....................    41,013      2,239,675

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- ---------------
       Multiline Retail (cont'd.)
         Target Corp...........................   187,009 $     7,125,043
         Wal-Mart Stores, Inc.................. 1,235,702      67,975,967
                                                          ---------------
                                                              156,220,030
                                                          ---------------
       Multi-Utilities -- 0.1%
         Duke Energy Corp......................   104,983       3,264,971
         Dynegy, Inc. (Class "A" Stock)........    41,843         301,270
         Mirant Corp.(a).......................    63,137         460,900
         The Williams Cos., Inc................    73,488         440,193
                                                          ---------------
                                                                4,467,334
                                                          ---------------
       Oil & Gas -- 6.4%
         Amerada Hess Corp.....................   389,600      32,142,000
         Anadarko Petroleum Corp...............   500,100      24,654,930
         BP PLC, ADR (United Kingdom)..........    25,412       1,283,052
         Burlington Resources, Inc.............    59,910       2,276,580
         ChevronTexaco Corp....................   130,634      11,561,109
         Conoco, Inc........................... 1,565,483      43,520,427
         Devon Energy Corp.....................    30,900       1,522,752
         Encana Corp. (Canada).................    39,451       1,207,200
         ExxonMobil Corp....................... 1,456,254      59,589,914
         Kerr-McGee Corp.......................   459,400      24,600,870
         Phillips Petroleum Co.................   297,494      17,516,447
         Royal Dutch Petroleum Co., ADR
          (Netherlands)........................   239,470      13,235,507
         TotalFinaElf SA, ADR (France).........   265,600      21,487,040
                                                          ---------------
                                                              254,597,828
                                                          ---------------
       Paper & Forest Products  -- 1.5%
         Bowater, Inc..........................    16,980         923,202
         International Paper Co................   707,593      30,836,903
         MeadWestvaco Corp.....................    12,203         409,533
         UPM-Kymmene Oyj, ADR (Finland)........   155,300       6,123,479
         Weyerhaeuser Co.......................   361,553      23,085,159
                                                          ---------------
                                                               61,378,276
                                                          ---------------
       Personal Products -- 0.3%
         Avon Products, Inc....................    54,906       2,868,289
         Estee Lauder Cos., Inc.
          (Class "A" Stock)....................   153,700       5,410,240
         Gillette Co...........................    60,015       2,032,708
                                                          ---------------
                                                               10,311,237
                                                          ---------------
       Pharmaceuticals -- 9.3%
         Abbott Laboratories................... 1,139,718      42,910,383
         Allergan, Inc.........................    13,998         934,366
         Bristol-Myers Squibb Co...............   186,169       4,784,543
         Eli Lilly & Co........................   437,084      24,651,538
         Johnson & Johnson.....................   807,743      42,212,649
         King Pharmaceuticals, Inc.(a).........    10,650         236,962
         Merck & Co., Inc......................   212,204      10,746,011
         Novartis AG, ADR (Switzerland)........   422,300      18,509,409
         Pfizer, Inc........................... 2,188,781      76,607,335
         Pharmacia Corp........................ 1,228,739      46,016,276
         Schering-Plough Corp..................   197,700       4,863,420
         Sepracor, Inc.(a).....................   972,000       9,282,600
         Teva Pharmaceutical Industries, Ltd.,
          ADR (Israel).........................   333,900      22,297,842

                                                            Value
        COMMON STOCKS                          Shares      (Note 2)
        (Continued)                           --------- ---------------
        Pharmaceuticals (cont'd.)
          Wyeth.............................. 1,225,274 $    62,734,029
                                                        ---------------
                                                            366,787,363
                                                        ---------------
        Real Estate Investment Trust -- 0.2%
          CarrAmerica Realty Corp............   185,200       5,713,420
          Equity Office Properties Trust.....    27,015         813,151
          Plum Creek Timber Co., Inc.........    38,494       1,181,766
          Simon Property Group, Inc..........    17,987         662,127
                                                        ---------------
                                                              8,370,464
                                                        ---------------
        Road & Rail -- 0.4%
          Burlington Northern Santa Fe Corp..    59,631       1,788,930
          Canadian National Railway Co.
           (Canada)..........................   195,100      10,106,180
          CSX Corp...........................    11,198         392,490
          Norfolk Southern Corp..............    23,096         539,984
          Union Pacific Corp.................    29,046       1,838,031
                                                        ---------------
                                                             14,665,615
                                                        ---------------
        Semiconductor Equipment & Products -- 3.2%
          Agere Systems, Inc.
           (Class "A" Stock).................     2,550           3,570
          Agere Systems, Inc.
           (Class "B" Stock).................    62,605          93,908
          Analog Devices, Inc.(a)............    71,455       2,122,214
          Applied Materials, Inc.(a).........   949,920      18,067,478
          Axcelis Technologies, Inc..........    11,251         127,136
          Broadcom Corp.(a)..................    18,967         332,681
          Intel Corp......................... 1,405,009      25,669,514
          KLA-Tencor Corp.(a)................   191,096       8,406,313
          Linear Technology Corp.............    52,740       1,657,618
          Maxim Integrated Products, Inc.(a).    24,496         938,932
          Micron Technology, Inc.(a).........   737,090      14,903,960
          National Semiconductor Corp.(a)....    90,800       2,648,636
          Novellus Systems, Inc..............   318,100      10,815,400
          NVIDIA Corp.(a)....................    14,488         248,904
          STMicroelectronics NV ADR
           (Switzerland).....................   107,900       2,625,207
          Texas Instruments, Inc............. 1,610,913      38,178,638
          Xilinx, Inc.(a)....................    34,014         762,934
                                                        ---------------
                                                            127,603,043
                                                        ---------------
        Software -- 4.2%
          Adobe Systems, Inc.................   189,510       5,401,035
          BEA Systems, Inc.(a)...............   418,200       3,977,082
          BMC Software, Inc.(a)..............   804,568      13,355,829
          Intuit, Inc.(a)....................    87,664       4,358,654
          Microsoft Corp.(a)................. 2,312,997     126,520,936
          Oracle Corp.(a)....................   993,982       9,413,009
          PeopleSoft, Inc.(a)................    13,374         199,005
          Siebel Systems, Inc.(a)............    39,839         566,511
          VERITAS Software Corp.(a)..........   101,665       2,011,950
                                                        ---------------
                                                            165,804,011
                                                        ---------------
        Specialty Retail -- 1.9%
          Bed, Bath & Beyond, Inc.(a)........    14,277         538,814
          Best Buy Co., Inc.(a)..............    63,094       2,290,312

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Specialty Retail (cont'd.)
          Circuit City Stores -- Circuit City
           Group, Inc......................... 1,139,995 $   21,374,906
          Home Depot, Inc..................... 1,181,339     43,390,582
          Lowe's Cos., Inc....................   107,573      4,883,814
          Staples, Inc.(a)....................   144,700      2,850,590
          The Gap, Inc........................   114,431      1,624,920
                                                         --------------
                                                             76,953,938
                                                         --------------
        Textiles & Apparel -- 0.1%
          Jones Apparel Group, Inc.(a)........    12,318        461,925
          NIKE, Inc. (Class "B" Stock)........    31,277      1,678,011
                                                         --------------
                                                              2,139,936
                                                         --------------
        Tobacco -- 1.6%
          Philip Morris Cos., Inc............. 1,419,663     62,010,880
                                                         --------------
        Wireless Telecommunication Services -- 0.5%
          AT&T Wireless Services, Inc.(a)..... 3,384,047     19,796,675
          Sprint Corp. (PCS Group)(a).........    98,264        439,240
          Vodafone Group PLC, ADR
           (United Kingdom)...................    69,989        955,350
                                                         --------------
                                                             21,191,265
                                                         --------------
        TOTAL COMMON STOCKS
          (cost $4,240,904,717).......................    3,798,519,446
                                                         --------------
        PREFERRED STOCKS -- 0.1%
        Convertible Preferred
          Ford Motor Co. Capital Trust II.....    37,000      2,081,250
          General Motors Corp. (Series B).....    57,000      1,497,390
                                                         --------------
                                                              3,578,640
                                                         --------------
        TOTAL PREFERRED STOCKS
          (cost $3,275,000)...........................        3,578,640
                                                         --------------

                                            Principal
                                             Amount       Value
            CONVERTIBLE                       (000)      (Note 2)
            BONDS -- 0.2%                   --------- --------------
            Teradyne, Inc., 3.75%, 10/15/06
              (cost $5,154,351)............  $4,575   $    5,371,755
                                                      --------------
            TOTAL LONG-TERM INVESTMENTS
              (cost $4,249,334,068)................    3,807,469,841
                                                      --------------

        SHORT-TERM                            Shares
        INVESTMENTS -- 3.8%                 ------------
        Mutual Fund -- 2.9%
          Prudential Core Investment
           Fund -- Taxable Money Market
           Series (Note 4).................  116,863,378    116,863,378
                                                         --------------

                                             Principal
                                              Amount
                                               (000)
                                            ------------
        Repurchase Agreement -- 0.9%
        Joint Repurchase Agreement Account,
          1.95%, 07/01/02 (Note 5)......... $     35,416     35,416,000
                                                         --------------
        TOTAL SHORT-TERM
         INVESTMENTS
          (cost $152,279,378).........................      152,279,378
                                                         --------------
        TOTAL INVESTMENTS -- 99.9%
          (cost $4,401,613,446; Note 7)...............    3,959,749,219
        VARIATION MARGIN ON OPEN FUTURES
         CONTRACTS(c)...................................        (33,278)
        ASSETS IN EXCESS OF OTHER
         LIABILITIES -- 0.1%............................      4,023,496
                                                         --------------
        NET ASSETS -- 100.0%............................ $3,963,739,437
                                                         ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Corporation)
NV  Naamioze Vennootschap (Dutch Company)
Oyi Julkinen Osakeyhtio (Finnish Company)
PLC Public Limited Company (British Limited Liability Company)
SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Security segregated as collateral for futures contracts.

(c)Open futures contracts as of June 30, 2002 are as follows:

Number of                     Expiration  Value at     Value at
 Contracts          Type         Date    Trade Date  June 30, 2002 Depreciation
 --------       ------------- ---------- ----------- ------------- ------------
Long Positions:
      78        S&P 500 Index  Sept 02   $19,932,895  $19,306,950   $(625,945)
                                                                    =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

                                -----------------
                                GLOBAL PORTFOLIO
                                -----------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


   LONG-TERM INVESTMENTS -- 94.4%                                   Value
                                                        Shares     (Note 2)
   COMMON STOCKS -- 92.6%                             ---------- ------------
   Australia -- 1.8%
    BHP Billiton, Ltd................................  1,913,567 $ 11,064,546
                                                                 ------------
   Barbados -- 0.7%
    Everest Re Group, Ltd............................     78,700    4,403,265
                                                                 ------------
   Canada -- 0.9%
    Alcan, Inc.......................................    148,200    5,560,464
                                                                 ------------
   Finland -- 1.4%
    Nokia Oyj........................................    582,300    8,522,894
                                                                 ------------
   France -- 6.0%
    Air France.......................................    383,875    6,426,161
    Credit Agricole SA...............................    338,070    7,512,444
    Thomson Multimedia(a)............................    323,300    7,647,215
    TotalFinaElf SA..................................     99,405   16,139,949
                                                                 ------------
                                                                   37,725,769
                                                                 ------------
   Republic of Germany -- 3.1%
    Deutsche Boerse AG...............................    288,370   12,274,942
    Muenchener Rueckversicherungs -- Gesellschaft
      AG(b)..........................................     31,500    7,466,445
                                                                 ------------
                                                                   19,741,387
                                                                 ------------
   Hong Kong -- 2.2%
    China Merchants Holdings International Co., Ltd.. 13,103,600   10,080,066
    Li & Fung, Ltd...................................  2,776,000    3,772,652
                                                                 ------------
                                                                   13,852,718
                                                                 ------------
   Italy -- 5.4%
    Banca Monte dei Paschi di Siena SpA(b)...........  1,244,100    4,042,437
    Bulgari SpA(b)...................................    977,700    6,170,190
    Riunione Adriatica di Sicurta SpA(b).............    739,386    9,923,909
    Telecom Italia SpA(b)............................  1,127,400    8,829,647
    Tod's SpA(b).....................................    116,662    5,069,606
                                                                 ------------
                                                                   34,035,789
                                                                 ------------
   Japan -- 9.6%
    Mitsubishi Corp.(b)..............................  1,474,000   10,662,439
    Nintendo Co., Ltd................................    100,600   14,814,352
    Nippon Television Network Corp...................     19,190    4,281,307
    Nissan Motor Co., Ltd............................  1,627,000   11,266,931
    ORIX Corp........................................    100,400    8,100,283
    Sega Enterprises, Ltd.(a)(b).....................    450,100   10,815,373
                                                                 ------------
                                                                   59,940,685
                                                                 ------------
   Mexico -- 3.0%
    Grupo Financiero BBVA Bancomer, S.A. de C.V.(a).. 10,921,700    8,928,722
    Telefonos de Mexico SA de CV (Class "L" Shares)
      (ADR)..........................................    300,100    9,627,208
                                                                 ------------
                                                                   18,555,930
                                                                 ------------
   Netherlands -- 2.8%
    Heineken NV......................................     65,900    2,892,355
    ING Groep NV.....................................    582,400   14,955,014
                                                                 ------------
                                                                   17,847,369
                                                                 ------------
   Spain -- 2.4%
    Banco Popular Espanol SA.........................    231,449   10,233,743
    Telefonica SA(a).................................    606,048    5,087,660
                                                                 ------------
                                                                   15,321,403
                                                                 ------------
   Switzerland -- 1.0%
    Serono SA (Class "B" Shares).....................      9,434    6,218,932
                                                                 ------------

   COMMON STOCKS                                                   Value
                                                       Shares     (Note 2)
   (Continued)                                        --------- ------------
   United Kingdom -- 11.0%
    Brambles Industries PLC(a)....................... 1,182,760 $  5,917,956
    Bunzl PLC........................................   731,900    5,790,145
    Exel PLC......................................... 1,102,302   14,038,393
    GKN PLC.......................................... 1,182,760    5,548,365
    Royal Bank of Scotland Group PLC.................   458,505   12,999,521
    Signet Group PLC................................. 3,228,900    4,663,416
    Tesco PLC........................................ 2,002,600    7,280,361
    Vodafone Group PLC............................... 7,837,254   10,751,691
    William Hill PLC(a)..............................   553,200    2,234,593
                                                                ------------
                                                                  69,224,441
                                                                ------------
   United States -- 41.3%
    Alcoa, Inc.......................................   126,700    4,200,105
    American International Group, Inc.(b)............    54,700    3,732,181
    Amgen, Inc.(a)...................................   185,400    7,764,552
    AOL Time Warner, Inc.(a)(b)......................   461,850    6,793,814
    Applied Materials, Inc.(a).......................   264,700    5,034,594
    Bed Bath & Beyond, Inc.(a).......................   144,700    5,460,978
    BJ Services Co.(a)...............................   186,300    6,311,844
    BJ's Wholesale Club, Inc.(a)(b)..................   106,000    4,081,000
    Boise Cascade Corp...............................   166,500    5,749,245
    Charter One Financial, Inc.......................   226,300    7,780,194
    Cisco Systems, Inc. (a)(b).......................   403,300    5,626,035
    Citigroup, Inc...................................   476,300   18,456,625
    Coach, Inc.(a)...................................   136,400    7,488,360
    Comcast Corp. (Class "A" Shares)(a)..............   362,300    8,637,232
    General Electric Co.(b)..........................   205,100    5,958,155
    Goldman Sachs Group, Inc(b)......................   116,000    8,508,600
    Home Depot, Inc..................................   187,700    6,894,221
    International Paper Co...........................   196,600    8,567,828
    Intersil Corp. (Class "A" Shares)(a).............   113,900    2,435,182
    Maxim Integrated Products, Inc.(a)(b)............   138,900    5,324,037
    MedImmune, Inc.(a)...............................   177,900    4,696,560
    Microsoft Corp.(a)...............................   110,900    6,066,230
    PepsiCo, Inc.....................................   174,300    8,401,260
    Pfizer, Inc......................................   260,000    9,100,000
    Pharmacia Corp...................................   254,900    9,546,005
    QUALCOMM, Inc.(a)................................    43,800    1,204,062
    Schlumberger, Ltd................................   132,600    6,165,900
    Silicon Laboratories, Inc.(a)(b).................    88,400    2,474,316
    Smith International, Inc.(a)(b)..................   191,800   13,078,842
    Target Corp......................................   327,600   12,481,560
    Texas Instruments, Inc.(b).......................   260,100    6,164,370
    USA Interactive(a)(b)............................   841,300   19,728,485
    Viacom, Inc. (Class "B" Shares)(a)...............    57,000    2,529,090
    Wal-Mart Stores, Inc.............................   142,200    7,822,422
    Wyeth............................................   288,100   14,750,720
                                                                ------------
                                                                 259,014,604
                                                                ------------
   TOTAL COMMON STOCKS (cost $643,792,592).....................  581,030,196
                                                                ------------
   PREFERRED STOCKS -- 1.8%
   Germany -- 1.8%
    Porsche AG.......................................    24,383   11,619,209
                                                                ------------
   TOTAL LONG-TERM INVESTMENTS
    (cost $654,283,708).......................................   592,649,405
                                                                ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

                          -----------------------------
                          GLOBAL PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



                                                         Principal
                                                          Amount       Value
                                                           (000)      (Note 2)
SHORT-TERM INVESTMENTS -- 15.0%                          ---------- ------------
U.S. Government Obligations -- 2.0%
U.S. Treasury Bills(d),
 1.78%, 07/05/02........................................     $5,600 $  5,598,895
 1.72%, 09/05/02........................................      7,303    7,280,239
                                                                    ------------
                                                                      12,879,134
                                                                    ------------
                                                          Shares
                                                         ----------
Mutual Fund -- 13.0%
Prudential Core Investment -- Taxable Money Market
 Series(c) (Note 4)..................................... 81,348,093   81,348,093
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (cost $94,227,227)....................   94,227,227
                                                                    ------------
TOTAL INVESTMENTS -- 109.4% (cost $748,510,935; Note 7)............  686,876,632
                                                                    ------------
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(e)...       (4,858)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS -- (9.4)%..............  (59,198,886)
                                                                    ------------
TOTAL NET ASSETS -- 100.0%......................................... $627,672,888
                                                                    ============

The industry classification of portfolio of holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2002 were as follows:

Mutual Funds..........................................................  13.0%
Diversified Financials................................................   9.9%
Banks.................................................................   8.2%
Pharmaceuticals.......................................................   5.3%
Household Durables....................................................   5.3%
Insurance.............................................................   4.1%
Energy Equipment & Services...........................................   4.1%
Multiline Retail......................................................   3.9%
Diversified Telecommunication Services................................   3.7%
Automobiles...........................................................   3.6%
Media.................................................................   3.5%
Semiconductor Equipment & Products....................................   3.4%
Metals & Mining.......................................................   3.3%
Internet & Catalog Retail.............................................   3.1%
Textiles & Apparel....................................................   3.0%
Biotechnology.........................................................   3.0%
Industrial Conglomerates..............................................   2.9%
Specialty Retail......................................................   2.7%
Oil & Gas.............................................................   2.6%
Communications Equipment..............................................   2.4%
Paper & Forest Products...............................................   2.3%
Air Freight & Couriers................................................   2.2%
Commercial Services & Supplies........................................   2.0%
U.S. Government Obligations...........................................   2.0%
Beverages.............................................................   1.8%
Wireless Telecommunication Services...................................   1.7%
Trading Companies & Distributors......................................   1.7%
Food & Drug Retailing.................................................   1.2%
Software..............................................................   1.0%
Airlines..............................................................   1.0%
Auto Components.......................................................   0.9%
Distribution/Wholesalers..............................................   0.6%
                                                                       -----
                                                                       109.4%
Forward currency contracts............................................    --
Other liabilities in excess of other assets...........................  (9.4)%
                                                                       -----
                                                                       100.0%
                                                                       =====

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   AG  Aktiengesellschaft (German Company)
   NV  Naamloze Vennootschap (Dutch Corporation)
   Oyj Julkinen Osakeyhtio (Finnish Corporation)
   PLC Public Limited Company (British Corporation)
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
   SpA Societa per Azioni (Italian Corporation)
(a) Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $69,357,510; cash collateral of $71,951,333 was received with which the portfolio purchased securities.
(c) Represents security or a portion thereof, purchased with cash collateral received for securities of loan.
(d) Rate quoted represents yield-to-maturity as of purchase date.
(e) Outstanding forward foreign currency contracts as of June 30, 2002 were as follows:

Foreign Currency                   Value at      Current   Appreciation/
Contract                        Settlement Date   Value    Depreciation
------------------------------  --------------- ---------- -------------
Purchased:
  Euro
   expiring 7/1/02                $  450,147    $  448,926    $(1,221)
   expiring 7/2/02                   487,637       489,498      1,861
  Japanese Yen expiring 7/1/02       212,113       211,175       (938)
                                  ----------    ----------    -------
                                   1,149,897     1,149,599       (298)
                                  ----------    ----------    -------
Sold:
  Pound Sterling
   expiring 7/1/02                   450,147       449,043      1,104
   expiring 7/2/02                   487,637       493,301     (5,664)
                                  ----------    ----------    -------
                                     937,784       942,344     (4,560)
                                  ----------    ----------    -------
                                                              $(4,858)
                                                              =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

                           --------------------------
                           HIGH YIELD BOND PORTFOLIO
                           --------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                             Principal
                                                                                   Moody's Interest Maturity  Amount
LONG-TERM INVESTMENTS -- 93.3%                                                     Rating    Rate     Date     (000)
CONVERTIBLE BONDS -- 0.6%                                                          ------- -------- -------- ---------
Technology
  Solectron Corp., (cost $5,193,403)..............................................  Ba3      0.000% 05/08/20  $ 9,150

CORPORATE BONDS -- 88.5%
Aerospace/Defense -- 0.5%
  L-3 Communications Corp., Sr. Sub. Notes........................................  Ba3      7.625% 06/15/12    4,750

Asset Backed Security -- 0.2%
  Inner Harbor CBO, Sub. Bond, Ser. 2001-1A.......................................  Ba2      11.19% 06/15/13    2,000

Banks & Financial Services -- 1.0%
  CB Richard Ellis Services, Inc., Gtd. Notes.....................................   B3      11.25% 06/15/11    1,060
  Hanvit Bank, Sr. Sub. Notes.....................................................  Baa3     12.75% 03/01/10    1,200
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes.........................   NR       9.75% 04/01/08    1,750
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 06/15/05)(c)......................   NR      11.00% 12/15/09      465
  Sovereign Bancorp, Sr. Notes....................................................  Ba2      10.25% 05/15/04    1,235
  UCAR Finance, Inc., Gtd. Notes..................................................   B2      10.25% 02/15/12    3,150
  Willis Corroon Corp., Gtd. Notes................................................  Ba3       9.00% 02/01/09      500



Building & Construction -- 1.8%
  Beazer Homes USA, Inc., Sr. Notes...............................................  Ba2      8.375% 04/15/12    2,850
  D.R. Horton, Inc., Gtd. Notes...................................................  Ba1       8.00% 02/01/09    3,000
  D.R. Horton, Inc., Sr. Notes....................................................  Ba1       8.50% 04/15/12    3,250
  KB Home, Sr. Sub. Notes.........................................................  Ba3      8.625% 12/15/08    2,800
  New Millenium Homes LLC, Sr. Notes(e)...........................................   NR       0.00% 12/31/04    2,781
  Nortek, Inc., Sr. Sub. Notes, Ser. B............................................   B3      9.875% 06/15/11    3,500



Cable -- 4.3%
  Adelphia Communications Corp., Sr. Notes, Cl. A(c)..............................  Caa2     9.375% 11/15/09    5,400
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03)............   B2     11.875% 12/01/08    6,000
  Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero Coupon (until 07/15/05).....   Ca      16.00% 07/15/10    7,000
  Charter Communications Holdings, Sr. Notes......................................   B2      9.625% 11/15/09    4,000
  Charter Communications Holdings, Sr. Notes......................................   B2      10.00% 05/15/11    8,765
  Charter Communications Holdings, Sr. Notes......................................   B2      10.75% 10/01/09    2,000
  Charter Communications Holdings, Sr. Notes......................................   B2     11.125% 01/15/11    1,315
  Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 05/15/06)..   B2      11.75% 05/15/11    3,150
  Charter Communications Int'l., Sr. Notes........................................   B2      10.00% 04/01/09    1,000
  Charter Communications Int'l., Sr. Notes........................................   B2      10.25% 01/15/10    2,235
  Coaxial Communications, Inc., Sr. Notes(b)......................................   B3      10.00% 08/15/06    1,250
  CSC Holdings, Inc, Sr. Notes, Ser. B(b).........................................  Ba2      7.625% 04/01/11      750
  CSC Holdings, Inc., Sr. Sub. Debs...............................................  Ba3      10.50% 05/15/16    5,275
  Diamond Cable Communications, Sr. Disc. Notes, (United Kingdom)(c)..............   Ca      10.75% 02/15/07    4,000
  Insight Communications Co., Inc., Sr. Disc. Notes, Zero Coupon (until 02/15/06).  Caa1     12.25% 02/15/11    2,500
  Insight Midwest, Sr. Notes......................................................   B2      10.50% 11/01/10    2,000
  Mediacom Broadband LLC, Gtd. Notes..............................................   B2      11.00% 07/15/13    2,000
  Mediacom LLC, Sr. Notes.........................................................   B2      7.875% 02/15/11    2,000
  NTL, Inc., Sr. Notes, Ser. B, Zero Coupon (until 10/01/03)(c)...................   Ca     12.375% 10/01/08    2,000
  PanAmSat Corp., Gtd. Notes......................................................  Ba3       8.50% 02/01/12    3,670
  Telewest Communications PLC, Debs., Zero Coupon (until 08/08/02)
   (United Kingdom)...............................................................  Caa3     11.00% 10/01/07    1,050
  Telewest PLC, Sr. Disc. Notes...................................................  Caa3    11.375% 02/01/10    1,500
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 08/01/04)...............................................................   Ca      12.50% 08/01/09    7,610
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/01/05)...............................................................   Ca      13.75% 02/01/10    3,000



Chemicals -- 4.3%
  Avecia Group PLC, Gtd. Notes....................................................   B3      11.00% 07/01/09    1,000
  Ferro Corp., Sr. Notes..........................................................  Baa3     9.125% 01/01/09    3,700
  Huntsman ICI Chemical, Sr. Sub. Notes(b)........................................  Caa1    10.125% 07/01/09    5,695
  Huntsman International LLC, Sr. Notes...........................................   B3      9.875% 03/01/09    2,785

                                                                                      Value
LONG-TERM INVESTMENTS -- 93.3%                                                       (Note 2)
CONVERTIBLE BONDS -- 0.6%                                                          ------------
Technology
  Solectron Corp., (cost $5,193,403).............................................. $  5,352,750
                                                                                   ------------
CORPORATE BONDS -- 88.5%
Aerospace/Defense -- 0.5%
  L-3 Communications Corp., Sr. Sub. Notes........................................    4,761,875
                                                                                   ------------
Asset Backed Security -- 0.2%
  Inner Harbor CBO, Sub. Bond, Ser. 2001-1A.......................................    1,667,500
                                                                                   ------------
Banks & Financial Services -- 1.0%
  CB Richard Ellis Services, Inc., Gtd. Notes.....................................      890,400
  Hanvit Bank, Sr. Sub. Notes.....................................................    1,406,922
  Saul B F Real Estate Investment Trust, Sr. Sec'd. Notes.........................    1,732,500
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until 06/15/05)(c)......................           46
  Sovereign Bancorp, Sr. Notes....................................................    1,309,100
  UCAR Finance, Inc., Gtd. Notes..................................................    3,213,000
  Willis Corroon Corp., Gtd. Notes................................................      515,000
                                                                                   ------------
                                                                                      9,066,968
                                                                                   ------------
Building & Construction -- 1.8%
  Beazer Homes USA, Inc., Sr. Notes...............................................    2,878,500
  D.R. Horton, Inc., Gtd. Notes...................................................    2,985,000
  D.R. Horton, Inc., Sr. Notes....................................................    3,262,187
  KB Home, Sr. Sub. Notes.........................................................    2,828,000
  New Millenium Homes LLC, Sr. Notes(e)...........................................    1,390,500
  Nortek, Inc., Sr. Sub. Notes, Ser. B............................................    3,535,000
                                                                                   ------------
                                                                                     16,879,187
                                                                                   ------------
Cable -- 4.3%
  Adelphia Communications Corp., Sr. Notes, Cl. A(c)..............................    2,187,000
  Avalon Cable Holdings, Sr. Disc. Notes, Zero Coupon (until 12/01/03)............    4,200,000
  Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero Coupon (until 07/15/05).....       70,000
  Charter Communications Holdings, Sr. Notes......................................    2,660,000
  Charter Communications Holdings, Sr. Notes......................................    5,916,375
  Charter Communications Holdings, Sr. Notes......................................    1,405,000
  Charter Communications Holdings, Sr. Notes......................................      907,350
  Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 05/15/06)..    1,102,500
  Charter Communications Int'l., Sr. Notes........................................      675,000
  Charter Communications Int'l., Sr. Notes........................................    1,519,800
  Coaxial Communications, Inc., Sr. Notes(b)......................................    1,125,000
  CSC Holdings, Inc, Sr. Notes, Ser. B(b).........................................      603,435
  CSC Holdings, Inc., Sr. Sub. Debs...............................................    3,956,250
  Diamond Cable Communications, Sr. Disc. Notes, (United Kingdom)(c)..............    1,040,000
  Insight Communications Co., Inc., Sr. Disc. Notes, Zero Coupon (until 02/15/06).    1,075,000
  Insight Midwest, Sr. Notes......................................................    1,870,000
  Mediacom Broadband LLC, Gtd. Notes..............................................    1,870,000
  Mediacom LLC, Sr. Notes.........................................................    1,570,000
  NTL, Inc., Sr. Notes, Ser. B, Zero Coupon (until 10/01/03)(c)...................      400,000
  PanAmSat Corp., Gtd. Notes......................................................    3,376,400
  Telewest Communications PLC, Debs., Zero Coupon (until 08/08/02)
   (United Kingdom)...............................................................      420,000
  Telewest PLC, Sr. Disc. Notes...................................................      465,000
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 08/01/04)...............................................................      722,950
  United Pan-Europe Communications NV, Sr. Disc. Notes, Ser. B, Zero Coupon
   (until 02/01/05)...............................................................      285,000
                                                                                   ------------
                                                                                     39,422,060
                                                                                   ------------
Chemicals -- 4.3%
  Avecia Group PLC, Gtd. Notes....................................................      990,000
  Ferro Corp., Sr. Notes..........................................................    3,975,731
  Huntsman ICI Chemical, Sr. Sub. Notes(b)........................................    5,097,025
  Huntsman International LLC, Sr. Notes...........................................    2,791,963

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                             Principal
                                                                   Moody's Interest Maturity  Amount      Value
                                                                   Rating    Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                        ------- -------- -------- --------- ------------
Chemicals (cont'd.)
  IMC Global, Inc.................................................  Ba2       6.50% 08/01/03  $ 1,710  $  1,692,079
  IMC Global, Inc., Gtd. Notes, Ser. B(b).........................  Ba1     10.875% 06/01/08      570       612,750
  IMC Global, Inc., Gtd. Notes, Ser. B............................  Ba1      11.25% 06/01/11    3,935     4,249,800
  ISP Chemco, Inc., Gtd. Notes, Ser. B............................   B2      10.25% 07/01/11    3,500     3,570,000
  Lyondell Chemical Co., Sec'd. Notes.............................  Ba3       9.50% 12/15/08    4,000     3,720,000
  Lyondell Chemical Co............................................  Ba3      9.875% 05/01/07    1,110     1,062,825
  Lyondell Chemical Co., Sr. Sub. Notes...........................   B2     10.875% 05/01/09    4,550     4,038,125
  NL Industries, Inc., Sr. Notes..................................   B1      11.75% 10/15/03      170       170,000
  OM Group, Inc., Sr. Sub. Notes..................................   B3       9.25% 12/15/11    7,675     7,943,625
                                                                                                       ------------
                                                                                                         39,913,923
                                                                                                       ------------
Computer Services
  Intermediate Operating Co., Inc., PIK(e)........................   NR      14.00% 08/01/03    3,086        30,856
                                                                                                       ------------
Consumer Products & Services -- 0.8%
  Coinmach Corp., Sr. Notes.......................................   B2       9.00% 02/01/10    3,510     3,562,650
  Kasper A.S.L., Ltd., Sr. Notes(c)...............................   NR      13.00% 03/31/04    7,171     3,011,820
  Windmere-Durable Holdings, Inc., Sr. Notes......................   B2      10.00% 07/31/08      540       545,400
                                                                                                       ------------
                                                                                                          7,119,870
                                                                                                       ------------
Containers -- 2.3%
  Applied Extrusion Technologies, Inc., Sr. Notes.................   B2      10.75% 07/01/11    2,895     2,605,500
  Graham Packaging, Sr. Disc. Notes, Zero Coupon (until 01/15/03).   NR      10.75% 01/15/09   10,450    10,136,500
  Radnor Holdings, Inc., Sr. Notes................................   B2      10.00% 12/01/03    1,255     1,148,325
  Silgan Holdings, Inc., Sr. Sub. Debs............................   B1       9.00% 06/01/09    6,415     6,607,450
  United States Can Corp., Sr. Sub. Notes.........................  Caa1    12.375% 10/01/10    1,335     1,114,725
                                                                                                       ------------
                                                                                                         21,612,500
                                                                                                       ------------
Energy -- 5.2%
  Cogentrix Energy, Inc., Gtd. Notes, Ser. B......................  Baa3      8.75% 10/15/08    1,500     1,488,504
  Eott Energy Partners LP, Sr. Notes..............................   B3      11.00% 10/01/09    1,580     1,137,600
  Hanover Equipment Trust, Sec'd. Notes(b)........................  Ba3       8.50% 09/01/08    2,875     2,659,375
  Hanover Equipment Trust, Sec'd. Notes...........................  Ba3       8.75% 09/01/11    1,345     1,230,675
  Houston Exploration Co., Sr. Sub. Notes.........................   B2      8.625% 01/01/08      815       835,375
  Leviathan Gas, Sr. Sub. Notes...................................   B1     10.375% 06/01/09    2,000     2,120,000
  Magnum Hunter Resources, Inc., Sr. Notes(b).....................   B2       9.60% 03/15/12    2,225     2,291,750
  Mirant Corp., Sr. Notes(b)......................................  Ba1       7.40% 07/15/04    1,500     1,185,000
  Mirant Corp., Sr. Notes.........................................  Ba1       7.90% 07/15/09    1,200       828,000
  Parker Drilling Co., Sr. Notes, Ser. D..........................   B1       9.75% 11/15/06    1,175     1,198,500
  Pioneer Natural Resources Co., Gtd. Notes(b)....................  Ba1       7.50% 04/15/12    4,000     4,075,564
  Plains Exploration & Production Co., Sr. Sub. Notes.............   B2       8.75% 07/01/12    1,435     1,411,696
  Premcor USA, Inc., Sub. Notes...................................   B2      11.50% 10/01/09      783       822,008
  Stone Energy Corp., Sr. Sub. Notes(b)...........................   B2       8.25% 12/15/11    7,000     7,000,000
  Swift Energy Co., Sr. Sub. Notes................................   B3      10.25% 08/01/09    2,685     2,617,875
  Tesoro Petroleum Corp., Sr. Sub Notes...........................   B2       9.00% 07/01/08    2,415     2,197,650
  Vintage Petroleum, Inc., Sr. Sub. Notes.........................   B1      8.625% 02/01/09    2,500     2,350,000
  Vintage Petroleum, Inc., Sr. Sub. Notes.........................   B1       9.00% 12/15/05      894       885,060
  Vintage Petroleum, Inc., Sr. Sub. Notes.........................   B1       9.75% 06/30/09    3,582     3,474,540
  Westar Energy, Inc., First Mtge. Notes..........................  Ba1      7.875% 05/01/07    4,280     4,251,367
  Western Oil Sands, Inc., Sec'd Notes, Cl. A (Canada)............  Ba2      8.375% 05/01/12    4,000     4,010,000
                                                                                                       ------------
                                                                                                         48,070,539
                                                                                                       ------------
Food & Beverage -- 1.8%
  Agrilink Foods, Inc., Sr. Gtd. Notes............................   B3     11.875% 11/01/08    1,860     1,943,700
  Carrols Corp., Sr. Notes........................................   B3       9.50% 12/01/08    2,885     2,856,150
  Core-Mark International, Inc., Sr. Sub. Notes...................   B3     11.375% 09/15/03      395       406,234
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)....  Caa2     10.75% 11/15/07      269        40,312
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)....  Caa2     13.00% 05/15/08      286        42,937
  Prandium, Inc., Sr. Disc. Notes(c)(e)...........................   NR       0.00% 01/24/02    3,000     1,800,000
  Roundy's, Inc., Sr. Sub. Notes(b)...............................   B2      8.875% 06/15/12    4,100     4,089,750
  Smithfield Foods, Inc., Sr. Notes...............................  Ba2       8.00% 10/15/09      650       659,750
  Sun World International, Inc., Gtd. Notes, Ser. B...............   B2      11.25% 04/15/04    1,050     1,052,625
  Yum! Brands, Inc., Sr. Notes....................................  Ba1      8.875% 04/15/11    4,000     4,240,000
                                                                                                       ------------
                                                                                                         17,131,458
                                                                                                       ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                         Principal
                                                                               Moody's Interest Maturity  Amount       Value
                                                                               Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                    ------- -------- -------- --------- --------------
Gaming -- 6.4%
  Argosy Gaming Co., Sr. Sub. Notes(a)........................................   B2       9.00% 09/01/11  $   810  $      831,263
  Aztar Corp., Sr. Sub. Notes.................................................  Ba3      8.875% 05/15/07    1,250       1,257,813
  Boyd Gaming Corp., Sr. Sub. Notes...........................................   B1       8.75% 04/15/12    2,250       2,261,250
  Circus & El Dorado, First Mtge. Notes(b)....................................   B1     10.125% 03/01/12    4,000       4,080,000
  Circus Enterprises, Inc., Sr. Notes.........................................  Ba2       6.45% 02/01/06    1,220       1,174,250
  Circus Enterprises, Inc., Sr. Notes.........................................  Ba2       6.70% 11/15/96    1,680       1,686,888
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes................................   NR       9.50% 04/01/09    2,000       2,100,000
  Fitzgeralds Gaming Corp., Sr. Notes (cost $2,271,503;
   purchased 12/22/97)(c)(f)..................................................   NR      12.25% 12/15/04      486         170,249
  Hollywood Casino Corp.......................................................   B3      11.25% 05/01/07    2,770       2,991,600
  Isle of Capri Casinos, Inc., Sr. Sub. Notes.................................   B2       9.00% 03/15/12    1,430       1,444,300
  Mandalay Resort Group, Sr. Sub. Deb. Notes..................................  Ba3      7.625% 07/15/13    2,000       1,840,000
  Mandalay Resort Group, Sr. Notes(b).........................................  Ba2       9.50% 08/01/08    2,250       2,385,000
  MGM Mirage, Inc., Gtd. Notes................................................  Ba2      8.375% 02/01/11      325         332,312
  MGM Mirage, Inc., Gtd. Notes(b).............................................  Ba1       8.50% 09/15/10    2,645       2,758,357
  MGM Mirage, Inc., Gtd. Notes................................................  Ba2       9.75% 06/01/07    2,000       2,140,000
  Mohegan Tribal Gaming Authority, Sr. Sub. Notes.............................   NR       8.00% 04/01/12      895         898,356
  Park Place Entertainment Corp., Sr. Notes...................................  Ba1       7.50% 09/01/09    7,230       7,127,450
  Park Place Entertainment Corp., Sr. Sub. Notes(a)...........................  Ba2      9.375% 02/15/07      355         370,975
  Pinnacle Entertainment, Inc., Gtd. Notes....................................  Caa1      9.25% 02/15/07    3,500       3,132,500
  Station Casinos, Inc., Sr. Sub. Notes.......................................   B2       9.75% 04/15/07      150         155,250
  Station Casinos, Inc., Sr. Sub. Notes.......................................   B2      9.875% 07/01/10    3,500       3,701,250
  Sun International Hotels, Ltd., Sr. Sub. Notes..............................   B2      8.625% 12/15/07    1,000       1,017,500
  Sun International Hotels, Ltd., Sr. Sub. Notes..............................   B2      8.875% 08/15/11    5,980       6,107,075
  Venetian Casino Resort LLC, 2nd Mtge. Notes.................................  Caa1     11.00% 06/15/10    9,190       9,247,437
                                                                                                                   --------------
                                                                                                                       59,211,075
                                                                                                                   --------------
Healthcare -- 9.6%
  ALARIS Medical, Inc., Sr. Disc. Notes, Zero Coupon (until 08/01/03).........  Caa2    11.125% 08/01/08    1,775       1,491,000
  ALARIS Medical, Inc., Sr. Sec'd. Notes......................................   B2     11.625% 12/01/06    1,500       1,687,500
  Alliance Imaging, Inc., Sr. Sub. Notes(b)...................................   B3     10.375% 04/15/11    1,000       1,060,000
  BIO-Rad Laboratories, Inc., Sr. Sub. Notes..................................   B2     11.625% 02/15/07    2,000       2,235,000
  Biovail Corp., Sr. Sub. Notes...............................................   B2      7.875% 04/01/10    1,900       1,833,500
  Columbia/HCA Healthcare Corp., Sr. Notes....................................  Ba1       6.63% 07/15/45    1,000       1,000,685
  Columbia/HCA Healthcare Corp., Sr. Notes....................................  Ba1       8.36% 04/15/24    2,000       2,133,574
  Columbia/HCA Healthcare Corp., Notes........................................  Ba1       9.00% 12/15/14    2,000       2,343,424
  Concentra Operating Corp., Sr. Sub. Notes...................................   B3      13.00% 08/15/09    4,000       4,520,000
  Coventry Health Care, Inc., Sr. Notes.......................................  Ba3      8.125% 02/15/12    2,800       2,856,000
  Extendicare Health Services, Sr. Notes......................................   B2       9.50% 07/01/10    5,000       5,006,250
  Fresenius Medical Care Trust, Sr. Notes.....................................   NR      7.875% 02/01/08    2,250       2,047,500
  Hanger Orthopedic Group, Inc., Gtd. Notes...................................   B2     10.375% 02/15/09    3,000       3,120,000
  Hanger Orthopedic Group, Inc., Sr. Sub. Notes(b)............................   B3      11.25% 06/15/09    1,785       1,798,387
  Harborside Healthcare Corp., Gtd. Notes, Zero Coupon (until 08/01/04)(c)(e).   NR      12.00% 08/01/07    1,475         280,250
  HCA, Inc....................................................................  Ba1      7.125% 06/01/06    7,000       7,342,027
  HEALTHSOUTH Corp., Sr. Notes................................................  Ba1      7.375% 10/01/06      750         750,000
  HEALTHSOUTH Corp............................................................  Ba1      7.625% 06/01/12    4,000       3,962,476
  HEALTHSOUTH Corp............................................................  Ba1      8.375% 10/01/11    2,000       2,090,000
  HEALTHSOUTH Corp., Sr. Sub. Notes(b)........................................  Ba2      10.75% 10/01/08    4,000       4,420,000
  Magellan Health Services, Inc., Sr. Sub. Notes..............................  Caa1      9.00% 02/15/08    4,300       1,548,000
  Magellan Health Services, Inc., Sr. Notes...................................   B3      9.375% 11/15/07    1,755       1,316,250
  Matria Healthcare, Inc., Sr. Notes..........................................   B2      11.00% 05/01/08      500         470,000
  Res-Care, Inc., Sr. Notes...................................................   B2     10.625% 11/15/08    2,400       2,220,000
  Rotech Healthcare, Inc., Sr. Sub. Notes.....................................   B2       9.50% 04/01/12    1,900       1,938,000
  Select Medical Corp., Sr. Sub. Notes........................................   B3       9.50% 06/15/09    1,500       1,530,000
  Senior Housing Properties Trust, Sr. Notes..................................  Ba2      8.625% 01/15/12    6,000       6,180,000
  Service Corp. International, Notes..........................................   B1       6.00% 12/15/05    2,158       1,974,570
  Service Corp. International, Sr. Notes......................................   B1       6.30% 03/15/03   10,040       9,939,600
  Service Corp. International, Notes..........................................   B1       6.50% 03/15/08    2,750       2,447,500
  Triad Hospitals Holding, Sr. Sub. Notes.....................................   B2      11.00% 05/15/09    4,555       5,010,500
  Ventas Realty LP, Sr. Notes.................................................  Ba3       8.75% 05/01/09    1,000       1,010,000
  Ventas Realty LP, Sr. Notes.................................................  Ba3       9.00% 05/01/12      900         922,500
                                                                                                                   --------------
                                                                                                                       88,484,493
                                                                                                                   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                       Principal
                                                                             Moody's Interest Maturity  Amount       Value
                                                                             Rating    Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                  ------- -------- -------- --------- --------------
Industrials -- 6.1%
  Actuant Corp., Sr. Sub. Notes, Ser. A.....................................   B3      13.00% 05/01/09  $   455  $      527,800
  Alliant Techsystems, Inc., Sr. Sub. Notes.................................   B2       8.50% 05/15/11      745         778,525
  Allied Waste of North America, Inc., Sr. Sub. Notes.......................  Ba3      7.375% 01/01/04    1,000         970,000
  Allied Waste of North America, Inc., Sr. Notes............................  Ba3      7.625% 01/01/06    3,250       3,136,250
  Allied Waste of North America, Inc., Sr. Notes............................  Ba3      7.875% 01/01/09    4,560       4,377,600
  Allied Waste of North America, Inc., Sr. Notes............................  Ba3       8.50% 12/01/08    4,875       4,704,375
  Allied Waste of North America, Inc., Sr. Notes............................   B2      10.00% 08/01/09    3,810       3,743,630
  Browning-Ferris Industries, Inc., Deb. Notes..............................  Ba3       7.40% 09/15/35    2,000       1,574,520
  Eagle-Picher Holdings, Inc., Sr. Sub. Notes...............................  Caa1     9.375% 03/01/08    1,750       1,443,750
  Foamex LP, Gtd. Notes.....................................................   B3      10.75% 04/01/09    1,000       1,020,000
  Gentek, Inc., Sr. Sub. Notes..............................................   Ca      11.00% 08/01/09    3,385         744,700
  GNI Group, Inc., Sr. Notes(c).............................................   NR     10.875% 07/15/05    4,000          80,000
  International Wire Group, Inc., Sr. Sub. Notes............................  Caa1     11.75% 06/01/05    3,700       3,311,500
  Iron Mountain, Inc., Gtd. Notes...........................................   B2      8.625% 04/01/13    2,025       2,070,563
  JLG Industries, Inc., Sr. Sub. Notes......................................  Ba2      8.375% 06/15/12    2,000       2,000,000
  Joy Global, Inc, Gtd. Notes, Ser. B.......................................   B2       8.75% 03/15/12    2,725       2,786,312
  Motors & Gears, Inc., Sr. Notes...........................................  Caa1     10.75% 11/15/06    4,000       3,820,000
  Sequa Corp................................................................  Ba3       9.00% 08/01/09    2,160       2,170,800
  Stellex Industries, Inc., Sr. Sub. Notes (cost $3,593,591; purchased
   10/23/97)(c)(e)(f).......................................................   NR       9.50% 11/01/07    4,000             520
  Terex Corp., Sr. Sub. Notes...............................................   B2       9.25% 07/15/11    1,825       1,870,625
  Terex Corp., Sr. Sub. Notes...............................................   B2     10.375% 04/01/11    1,420       1,526,500
  Thermadyne Holdings Corp., Deb. Notes, Zero Coupon (until 06/01/03)(c)....   C       12.50% 06/01/08    2,375          11,875
  Tyco International Group SA, Gtd. Notes(b)................................  Ba2       4.95% 08/01/03    3,895       3,408,125
  United Rentals, Inc., Gtd. Notes, Ser. B..................................   B2       8.80% 08/15/08    1,000         990,000
  United Rentals, Inc., Gtd. Notes, Ser. B..................................   B2       9.25% 01/15/09    1,250       1,256,250
  United Rentals, Inc., Gtd. Notes, Ser. B(b)...............................   B2       9.50% 06/01/08    4,150       4,170,750
  Xerox Corp., Sr. Notes(b).................................................   B1       9.75% 01/15/09    4,995       4,145,850
                                                                                                                 --------------
                                                                                                                     56,640,820
                                                                                                                 --------------
Insurance -- 0.2%
  Conseco, Inc., Gtd. Notes, Ser. AI........................................   NR      10.75% 06/15/09    3,430       1,646,400
                                                                                                                 --------------
Lodging & Leisure -- 5.8%
  Extended Stay America, Inc., Sr. Sub. Notes...............................   B2      9.875% 06/15/11    1,860       1,897,200
  Felcor Lodging LP, Gtd. Notes.............................................  Ba3       9.50% 09/15/08    5,170       5,247,550
  Hilton Hotels, Sr. Notes..................................................  Ba1       7.50% 12/15/17      285         267,406
  Host Marriott Corp., Gtd. Notes, Ser. A...................................  Ba3      7.875% 08/01/05    1,000         975,000
  Host Marriott Corp., Sr. Gtd. Notes.......................................  Ba3      7.875% 08/01/08    6,850       6,524,625
  Host Marriott LP, Sr. Notes...............................................  Ba3       9.50% 01/15/07    8,475       8,549,156
  Intrawest Corp............................................................   B1      10.50% 02/01/10    1,775       1,846,000
  ITT Corp.(b)..............................................................  Ba1       6.75% 11/15/05    3,030       2,993,849
  ITT Corp., Sr. Sub. Notes, Ser. B.........................................  Ba1      7.375% 11/15/15    1,250       1,145,425
  La Quinta Inns, Inc., Sr. Notes...........................................  Ba3       7.25% 03/15/04    1,000         995,000
  La Quinta Inns, Inc., Sr. Notes...........................................  Ba3       7.40% 09/15/05    1,000         990,000
  Premier Parks, Inc., Sr. Notes(b).........................................   B2       9.75% 06/15/07    2,000       2,050,000
  Prime Hospitality Corp., Sr. Sub. Notes...................................   B1      8.375% 05/01/12    2,300       2,254,000
  Regal Cinemas Corp., Gtd. Notes...........................................   B3      9.375% 02/01/12    5,000       5,175,000
  Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b).....................  Ba2      8.125% 07/28/04    1,185       1,137,600
  Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b).....................  Ba2       8.75% 02/02/11      700         658,000
  Starwood Hotels & Resorts Worldwide, Inc., Notes..........................  Ba1      7.375% 05/01/07      900         885,375
  Starwood Hotels & Resorts Worldwide, Inc., Notes..........................  Ba1      7.875% 05/01/12    2,235       2,190,300
  Vail Resorts, Inc., Gtd. Notes............................................   B2       8.75% 05/15/09    3,500       3,500,000
  WCI Communities, Inc., Gtd. Notes.........................................   B1      9.125% 05/01/12    4,000       3,970,000
                                                                                                                 --------------
                                                                                                                     53,251,486
                                                                                                                 --------------
Media -- 8.1%
  ABC Family Worldwide, Inc., Sr. Notes.....................................  Baa1      9.25% 11/01/07    1,375       1,454,063
  ABC Family Worldwide, Inc., Sr. Disc. Notes, Zero Coupon (until 11/01/02).  Baa1     10.25% 11/01/07    4,524       4,824,088
  Ackerley Group, Inc., Sr. Sub. Notes......................................   B3       9.00% 01/15/09    3,000       3,363,750
  Alliance Atlantis, Sr. Sub. Notes.........................................   B1      13.00% 12/15/09    3,520       3,872,000
  American Color Graphics, Inc..............................................  Caa1     12.75% 08/01/05    4,500       4,460,625

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                          Principal
                                                                                Moody's Interest Maturity  Amount      Value
                                                                                Rating    Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                                     ------- -------- -------- --------- ------------
Media (cont'd.)
  American Media Operations, Inc., Gtd. Notes, Ser. B..........................   B2      10.25% 05/01/09  $ 1,510  $  1,585,500
  Big Flower Holdings, Inc., Sr. Notes(b)......................................   B2     10.875% 06/15/08    2,500     2,481,250
  CanWest Media, Inc., Sr. Sub. Notes..........................................   B2     10.625% 05/15/11    3,000     2,985,000
  Echostar Broadband Corp., Sr. Notes(b).......................................   B1     10.375% 10/01/07    4,600     4,393,000
  Echostar DBS Corp., Sr. Notes................................................   B1      9.125% 01/15/09    7,960     7,283,400
  Entercom Radio LLC, Gtd. Notes...............................................  Ba3      7.625% 03/01/14    3,450     3,424,125
  Gray Communications Systems, Inc., Sr. Sub. Notes(b).........................   B3       9.25% 12/15/11    2,575     2,626,500
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/01/03)............  Caa1     10.00% 03/01/08      950       874,000
  Lin Holdings Corp., Sr. Disc. Notes..........................................  Caa1     10.00% 03/01/08    4,000     3,680,000
  Paxson Communications Corp., Gtd. Notes......................................   B3      10.75% 07/15/08    1,300     1,248,000
  Phoenix Color Corp., Sr. Sub. Notes..........................................  Caa2    10.375% 02/01/09    4,000     3,200,000
  PRIMEDIA, Inc., Sr. Notes....................................................   B3      8.875% 05/15/11    2,000     1,500,000
  Quebecor Media, Inc., Sr. Notes (Canada).....................................   B2     11.125% 07/15/11    3,500     3,447,500
  Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06) (Canada).   B2      13.75% 07/15/11    4,000     2,340,000
  Radio Unica Corp., Sr. Disc. Notes, Zero Coupon (until 08/01/02).............  Caa3     11.75% 08/01/06    2,750     1,546,875
  Sinclair Broadcast Group, Inc., Gtd. Notes...................................   B2       8.00% 03/15/12    2,500     2,462,500
  Sinclair Broadcast Group, Inc., Gtd. Notes...................................   B2       8.75% 12/15/11    2,500     2,500,000
  Star Choice Communications, Sr. Sec'd. Notes (Canada)........................   B3      13.00% 12/15/05    5,750     5,980,000
  Sun Media Corp., Sr. Sub. Notes..............................................   B2       9.50% 02/15/07      500       520,000
  Susquehanna Media Co., Sr. Sub. Notes........................................   B1       8.50% 05/15/09    1,800     1,854,000
  Young Broadcasting, Inc., Sr. Sub. Notes, Ser. A.............................   B3      10.00% 03/01/11      760       672,600
                                                                                                                    ------------
                                                                                                                      74,578,776
                                                                                                                    ------------
Metals & Mining -- 3.3%
  AK Steel Corp., Notes........................................................   B1       7.75% 06/15/12    9,000     8,910,000
  AK Steel Corp., Sr. Notes(b).................................................   B1      9.125% 12/15/06      850       888,760
  Century Aluminum Co., First Mtge. Notes......................................  Ba3      11.75% 04/15/08    6,485     6,971,375
  Compass Minerals Group Inc., Gtd. Notes......................................   B3      10.00% 08/15/11    5,250     5,538,750
  Normandy Yandal Operations, Ltd., Sr. Notes..................................  Ba2      8.875% 04/01/08    2,300     2,348,875
  Sheffield Steel Corp., First Mtge. Notes(c)..................................   Ca      11.50% 12/01/05    3,130     1,001,600
  Steel Dynamics, Inc., Sr. Notes..............................................   B2       9.50% 03/15/09    1,850     1,951,750
  United States Steel LLC, Gtd. Notes(b).......................................  Ba3      10.75% 08/01/08    2,915     3,031,600
                                                                                                                    ------------
                                                                                                                      30,642,710
                                                                                                                    ------------
Paper & Forest Products -- 2.0%
  Caraustar Industries, Inc., Sr. Sub. Notes...................................  Ba2      9.875% 04/01/11      660       697,950
  Doman Industries, Ltd., Sr. Notes(c).........................................   Ca       9.25% 11/15/07    1,265       253,000
  Georgia-Pacific Corp., Sr. Notes(b)..........................................  Ba1      8.125% 05/15/11    3,250     3,077,295
  Norske Skog Canada, Ltd., Gtd. Notes (Canada)................................  Ba2      8.625% 06/15/11      750       768,750
  Riverwood International Corp., Sr. Notes.....................................   B3     10.625% 08/01/07      960     1,010,400
  Riverwood International Corp., Gtd. Notes....................................  Caa1    10.875% 04/01/08    1,950     2,028,000
  Stone Container Corp., Sr. Notes(b)..........................................   B2      8.375% 07/01/12    5,700     5,742,750
  Stone Container Corp., Sr. Notes.............................................   B2       9.75% 02/01/11      430       460,100
  Stone Container Corp., Sr. Sub. Notes........................................   B2      11.50% 08/15/06    1,510     1,630,800
  Tembec Industries, Inc., Gtd. Notes..........................................  Ba1       7.75% 03/15/12    2,900     2,842,000
                                                                                                                    ------------
                                                                                                                      18,511,045
                                                                                                                    ------------
Retail & Supermarkets -- 3.3%
  AutoNation, Inc., Gtd. Notes.................................................  Ba2       9.00% 08/01/08      375       386,250
  Dillard's, Inc...............................................................  Ba3      6.125% 11/01/03      700       687,049
  Dillard's, Inc., Ser. A(b)...................................................  Ba3       6.43% 08/01/04      820       804,830
  DIMON, Inc., Gtd. Notes, Ser. B..............................................  Ba3      9.625% 10/15/11      850       890,375
  Fleming Cos., Inc., Sr. Sub. Notes(b)........................................   B2      9.875% 05/01/12      955       902,475
  Fleming Cos., Inc., Gtd. Notes(b)............................................  Ba3     10.125% 04/01/08    1,500     1,522,500
  Homeland Stores, Inc., Sr. Notes(c)..........................................   NR      10.00% 08/01/03    4,260       809,400
  JC Penney Co., Inc., Notes(b)................................................  Ba3      6.125% 11/15/03    3,500     3,517,500
  JC Penney Co., Inc., Deb. Notes..............................................  Ba3       7.40% 04/01/37    4,560     4,400,400
  Pantry, Inc., Sr. Notes......................................................   B3      10.25% 10/15/07    2,615     2,366,575
  Rite Aid Corp., Notes(a).....................................................  Caa3      6.00% 12/15/05    2,695     1,711,325
  Rite Aid Corp., Deb. Notes...................................................  Caa3     6.875% 08/15/13    2,000     1,190,000
  Rite Aid Corp., Notes........................................................  Caa3     6.875% 12/15/28    2,800     1,484,000
  Rite Aid Corp., Deb. Notes...................................................  Caa3      7.70% 02/15/27    3,000     1,650,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                                        Principal
                                                                              Moody's Interest Maturity  Amount     Value
                                                                              Rating    Rate     Date     (000)    (Note 2)
CORPORATE BONDS (Continued)                                                   ------- -------- -------- --------- -----------
Retail & Supermarkets (cont'd.)
  Saks, Inc., Gtd. Notes.....................................................   B1      7.375% 02/15/19  $ 4,500  $ 3,487,500
  The Great Atlantic & Pacific Tea Co., Inc..................................   B2       7.75% 04/15/07    2,365    2,175,800
  Winn-Dixie Stores, Inc., Gtd. Notes........................................  Ba2      8.875% 04/01/08    3,000    3,000,000
                                                                                                                  -----------
                                                                                                                   30,985,979
                                                                                                                  -----------
Technology -- 4.2%
  Amkor Technology, Inc., Sr. Notes..........................................   B1       9.25% 05/01/06      660      541,200
  Amkor Technology, Inc., Sr. Notes..........................................   B1       9.25% 02/15/08    2,565    2,090,475
  Ampex Corp., Sec'd. Notes(c)...............................................   NR      12.00% 08/15/08    5,593      838,931
  Electronic Retailing Systems International, Notes(e).......................   NR       8.00% 08/01/04      150       10,500
  Fairchild Semiconductor Corp., Gtd. Notes(b)...............................   B2     10.375% 10/01/07    2,600    2,704,000
  Fairchild Semiconductor Corp., Sr. Sub. Notes..............................   B2      10.50% 02/01/09    2,860    3,045,900
  Flextronics International, Ltd., Sr. Sub. Notes(b).........................  Ba2      9.875% 07/01/10    8,080    8,443,600
  Nortel Networks Corp., Conv................................................  Ba3       4.25% 09/01/08      900      408,375
  Nortel Networks, Ltd., Notes(b)............................................  Ba3      6.125% 02/15/06    1,170      666,900
  ON Semiconductor Corp., Gtd. Notes.........................................   B3      12.00% 05/15/08    3,500    3,045,000
  Seagate Technology International, Gtd. Notes(b)............................  Ba2       8.00% 05/15/09    4,300    4,300,000
  Unisys Corp., Sr. Notes....................................................  Ba1       7.25% 01/15/05    5,200    5,096,000
  Unisys Corp., Sr. Notes....................................................  Ba1      8.125% 06/01/06    4,100    4,018,000
  Veritas DGC, Inc., Sr. Notes...............................................  Ba3       9.75% 10/15/03    2,025    2,025,000
  Xerox Capital Europe PLC, Gtd. Notes (United Kingdom)......................   B1      5.875% 05/15/04    1,950    1,599,000
                                                                                                                  -----------
                                                                                                                   38,832,881
                                                                                                                  -----------
Telecommunications -- 5.2%
  Alamosa Holdings, Inc., Sr. Gtd. Notes.....................................  Caa1    12.875% 02/15/10    6,390      958,500
  American Tower Corp., Sr. Notes(b).........................................  Caa1     9.375% 02/01/09    1,010      555,500
  AT&T Corp..................................................................  Baa2      7.75% 03/01/07    1,750    1,596,105
  Avaya, Inc., Sec'd. Notes..................................................  Ba2     11.125% 04/01/09    1,700    1,555,500
  Bestel SA de CV, Sr. Disc. Notes (Mexico)..................................   NR      12.75% 05/15/05      900      135,000
  Birch Telecommunications, Inc., Sr. Notes(c)...............................   NR      14.00% 06/15/08    2,500       25,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(c)(f)...............................   NR      14.00% 10/01/07    3,680       29,440
  Crown Castle International Corp., Sr. Notes(b).............................   B3      10.75% 08/01/11    4,745    3,131,700
  Dobson Communications, Sr. Notes...........................................   B3     10.875% 07/01/10      400      236,000
  FairPoint Communications, Inc., Sr. Sub. Notes.............................   B3      12.50% 05/01/10    2,120    2,014,000
  GST Telecommunications, Inc., Conv. Sr. Disc. Notes(c).....................   NR     13.875% 12/15/05      650           65
  Impsat Corp., Sr. Notes(c).................................................   C      12.375% 06/15/08    1,600       32,000
  Intermedia Communications, Inc., Sr. Sub. Notes, Ser. B, Zero Coupon
   (until 03/01/04)..........................................................   C       12.25% 03/01/09      600       60,000
  Level-3 Communications Inc., Sr. Disc. Notes, Zero Coupon (until 12/01/03).  Caa3     10.50% 12/01/08    4,760      904,400
  Netia Holdings, Sr. Notes(c)...............................................   Ca      10.25% 11/01/07    1,500      240,000
  Netia Holdings, Sr. Disc. Notes, Zero Coupon (until 11/01/02)(b)(c)........   Ca      11.25% 11/01/07    2,022      323,520
  Nextel Communications, Inc., Term Loan B...................................   NR      5.313% 06/30/08    1,250      977,644
  Nextel Communications, Inc., Term Loan C...................................   NR      5.563% 12/31/08    1,250      977,644
  Nextel Communications, Inc., Sr. Notes.....................................   B3      9.375% 11/15/09    5,215    2,646,612
  Nextel Communications, Inc., Sr. Notes.....................................   B3       9.50% 02/01/11    7,500    3,693,750
  Nextel Communications, Inc., Sr. Sub. Notes, Zero Coupon (until 09/15/02)..   B3      10.65% 09/15/07    1,000      545,000
  Nextel Partners, Inc., Sr. Disc. Notes, Zero Coupon (until 02/01/04).......   B3      14.00% 02/01/09      921      248,670
  Price Communications Wireless, Inc., Sr. Sub. Notes(b).....................  Baa3     11.75% 07/15/07    1,750    1,844,063
  Qwest Capital Funding, Inc., Gtd. Notes....................................   B2       7.00% 08/03/09    1,975    1,096,125
  Qwest Capital Funding, Inc., Gtd. Notes....................................   B2       7.25% 02/15/11    1,575      866,250
  Qwest Capital Funding, Inc., Gtd. Notes....................................   B2       7.90% 08/15/10    1,305      737,325
  Qwest Corp., Debs..........................................................  Baa3      7.50% 06/15/23    2,000    1,480,000
  Qwest Corp., Notes(b)......................................................  Baa3     7.625% 06/09/03    4,855    4,466,600
  Qwest Corp., Notes.........................................................  Baa3     8.875% 03/15/12    1,065      947,850
  Rogers Wireless Communications, Inc., Sec'd. Notes.........................  Baa3     9.625% 05/01/11    1,300      884,000
  Sprint Capital Corp., Gtd. Notes...........................................  Baa3      5.70% 11/15/03    3,750    3,463,012
  Sprint Capital Corp., Notes................................................  Baa3     8.375% 03/15/12    4,000    3,280,000
  Tritel PCS, Inc., Gtd. Notes...............................................  Baa2    10.375% 01/15/11    1,137    1,034,670
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until 05/15/04)............  Baa2     12.75% 05/15/09    2,600    2,041,000
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04)..  Baa2    11.875% 11/15/09    6,835    4,784,500
                                                                                                                  -----------
                                                                                                                   47,811,445
                                                                                                                  -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                               Principal
                                                                     Moody's Interest Maturity  Amount      Value
                                                                     Rating    Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)                                          ------- -------- -------- --------- ------------
Transportation -- 5.7%
  American Axle & Manufacturing, Inc., Gtd. Notes...................  Ba3       9.75% 03/01/09  $ 2,035  $  2,157,100
  AMR Corp., Deb. Notes.............................................   B1      10.00% 04/15/21    1,695     1,538,720
  AMR Corp., Notes..................................................   B1      10.40% 03/10/11    1,000       890,000
  AMR Corp., M.T.N..................................................   B1      10.40% 03/15/11    1,000       952,236
  AMR Corp., M.T.N..................................................   B1      10.55% 03/12/21    1,425     1,356,557
  ArvinMeritor, Inc., Notes.........................................  Baa3      8.75% 03/01/12    6,275     6,725,909
  Calair Capital Corp., Sr. Notes...................................  Ba2      8.125% 04/01/08    3,138     2,479,020
  Continental Airlines, Inc., Pass-thru Certs., Series 98-2C, Cl. B.  Ba2      6.331% 10/15/02       96        94,238
  Continental Airlines, Inc., Sr. Notes.............................   B3       8.00% 12/15/05    2,500     2,200,000
  Dana Corp., Notes.................................................  Ba3       9.00% 08/15/11    1,250     1,231,250
  Dana Corp., Sr. Notes(b)..........................................  Ba3     10.125% 03/15/10    1,425     1,453,500
  Delta Air Lines, Inc., M.T.N., Ser. C.............................  Ba3       6.65% 03/15/04    2,355     2,279,240
  Delta Air Lines, Inc., Notes......................................  Ba3       7.70% 12/15/05    8,680     8,130,790
  Delta Air Lines, Inc., Sr. Notes..................................  Ba3       8.30% 12/15/29    2,105     1,677,938
  Delta Air Lines, Inc., Debs.......................................  Ba3     10.375% 12/15/22    1,280     1,255,964
  Holt Group, Inc., Sr. Notes(c)....................................   C        9.75% 01/15/06      800        24,000
  Kansas City Southern Railway, Sr. Notes(b)........................  Ba2       7.50% 06/15/09    2,750     2,753,437
  Lear Corp., Gtd. Notes, Ser. B....................................  Ba1       7.96% 05/15/05    1,500     1,530,000
  Lear Corp., Gtd. Notes(b).........................................  Ba1       8.11% 05/15/09    2,500     2,562,500
  MSX International, Inc., Gtd. Notes...............................   B3     11.375% 01/15/08    1,750     1,227,188
  Navistar International Corp., Sr. Notes, Ser. B...................  Ba1       7.00% 02/01/03      250       249,062
  Navistar International Corp., Sr. Notes...........................  Ba1      9.375% 06/01/06    1,575     1,622,250
  Northwest Airlines, Inc., Gtd. Notes..............................   B2       8.52% 04/07/04    1,850     1,683,500
  Northwest Airlines, Inc., Gtd. Notes..............................   B2       8.70% 03/15/07    1,000       850,000
  Northwest Airlines, Inc., Gtd. Notes..............................   B2      8.875% 06/01/06    1,000       900,000
  Northwest Airlines, Inc., Gtd. Notes..............................   B2      9.875% 03/15/07    1,000       900,000
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B.................  Caa1     10.25% 12/15/07    1,180       944,000
  Stena AB, Sr. Notes (Sweden)......................................  Ba3       8.75% 06/15/07    2,700     2,619,000
  Stena AB, Sr. Notes (Sweden)......................................  Ba3      10.50% 12/15/05      650       669,500
  Trism, Inc., Gtd. Notes(c)........................................   NR      12.00% 02/15/05    1,305         6,523
                                                                                                         ------------
                                                                                                           52,963,422
                                                                                                         ------------
Utilities -- 6.4%
  AES Corp., Sr. Notes..............................................  Ba3      9.375% 09/15/10    4,900     3,185,000
  AES Corp., Sr. Sub. Notes.........................................  Ba3       9.50% 06/01/09    1,000       660,000
  AES Drax Energy, Ltd., Sr. Sec'd. Notes, Ser. B (Cayman Islands)..   B1      11.50% 08/30/10      175        71,750
  AES Drax Holdings, Ltd., Sr. Sec'd. Bond, Ser. B (United Kingdom).  Ba1      10.41% 12/31/20   10,295     8,544,850
  Beaver Valley II Funding Corp., Debs..............................  Baa3      9.00% 06/01/17    4,000     4,280,160
  Calpine Canada Energy Finance, Gtd. Notes (Canada)................   B1       8.50% 05/01/08    1,500     1,027,500
  Calpine Corp., Sr. Notes..........................................   B1       8.50% 02/15/11   18,570    12,441,900
  Calpine Corp., Sr. Notes..........................................   B1       8.75% 07/15/07    5,000     3,500,000
  CMS Energy Corp., Sr. Notes(b)....................................   B3      9.875% 10/15/07    2,225     1,668,750
  Midland Funding Corp., Debs.......................................  Ba3      11.75% 07/23/05    9,170     9,291,989
  Midland Funding II................................................  Ba3      13.25% 07/23/06    2,875     2,954,436
  Mirant Americas Generation LLC, Sr. Notes.........................  Ba1       7.20% 10/01/08    1,050       829,500
  Mirant Americas Generation LLC, Sr. Notes.........................  Ba1      7.625% 05/01/06    2,500     2,025,000
  Mirant Americas Generation LLC, Sr. Notes.........................  Ba1       8.30% 05/01/11      400       316,000
  Orion Power Holdings, Inc., Sr. Notes.............................  Ba1      12.00% 05/01/10    4,900     4,116,000
  Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. C.......  Baa3     9.681% 07/02/26    1,000       991,200
  USEC, Inc., Sr. Notes.............................................  Ba1       6.75% 01/20/09    1,000       883,320
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands)
   (cost $2,978,000; purchased 07/31/98)(c)(f)......................  Caa1     12.00% 10/30/07    2,958     2,484,720
                                                                                                         ------------
                                                                                                           59,272,075
                                                                                                         ------------
TOTAL CORPORATE BONDS
 (cost $932,340,255)....................................................................................  818,509,343
                                                                                                         ------------
FOREIGN GOVERNMENT OBLIGATIONS -- 0.5%
  Russian Federation (Russia) (cost $4,960,599).....................  Ba3       5.00% 03/31/30    7,250     5,034,219
                                                                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                                             Value
                                                                                  Shares    (Note 2)
COMMON STOCKS -- 0.1%                   -           -                             ------- ------------
  Adelphia Business Solutions, Inc., (Class B)(a)..............................    25,755 $        296
  Classic Communications, Inc.(a)(e)...........................................     6,000           60
  Contour Energy Co.(a)........................................................   115,200        7,258
  Delta Funding Residual Exchange Co. LLC(a)(e)................................     1,075      242,455
  Delta Funding Residual Management, Inc.(a)(e)................................     1,075           11
  Geotek Communications, Inc.(a)...............................................     4,512           45
  PFS Bancorp, Inc.(a).........................................................       220      330,375
  Premier Cruises, Ltd., (cost $0; purchased 09/15/99)(a)(f)...................    74,058          741
  RCN Corp.(a).................................................................       156          214
  Samuels Jewelers, Inc.(a)....................................................    36,825        2,946
  Stage Stores, Inc.(a)........................................................       888       30,849
  Star Gas Partners LP.........................................................     2,561       47,071
  Systems Holding, Inc.........................................................    29,402          294
  Trism, Inc.(a)...............................................................    82,628          909
  Waste Systems International, Inc., (cost $1,970,169; purchased 02/01/99)(a)(f)  503,351        2,768
                                                                                          ------------
TOTAL COMMON STOCKS
 (cost $6,807,087).......................................................................      666,292
                                                                                          ------------
PREFERRED STOCKS -- 3.4%
  Adelphia Communications Corp., PIK, 13.00%...................................     5,000       20,000
  AmeriKing, Inc., PIK, 13.00%(a)..............................................    35,518          355
  Century Maintenance Supplies, PIK, 13.25%....................................    66,658    5,799,219
  CSC Holdings, Inc., 11.125%..................................................    40,702    2,604,930
  CSC Holdings, Inc., PIK, 11.75%..............................................   106,500    7,029,000
  Delta Financial Corp., 10.00%(a)(e)..........................................     1,075           11
  Dobson Communications, PIK, 12.25%...........................................     5,229    2,614,500
  Eagle-Picher Holdings, Inc., 11.75%(a).......................................       170      408,000
  Electronic Retailing Systems International, (Cost $0; purchased 09/09/97)(a)(c)(e)(f)   1,046
  Fitzgeralds Gaming Corp., 15.00%(a)..........................................    50,000       50,000
  Geneva Steel, Inc., 14.00%(a)................................................    22,000            0
  Global Crossing Holdings, Ltd., PIK, 7.00%(c)................................    17,103          171
  Intermedia Communications, Inc., PIK, 13.50%(a)..............................     4,400           44
  Kaiser Government Programs, Inc., 7.00%(a)(e)................................    39,058          391
  Kaiser Group Holdings, Inc., 7.00%(a)(e).....................................    47,055          470
  Kaiser Group Holdings, Inc., 7.00%(a)(e).....................................    39,058    1,367,018
  Lucent Technologies Capital Trust I, 7.75%...................................     2,980    1,416,177
  McLeodUSA, Inc., 2.50%.......................................................    18,063       67,736
  New Millenium Homes(a)(e)....................................................     3,000           30
  Paxon Communications, Inc., PIK, 13.25%......................................       944    7,364,978
  PRIMEDIA, Inc., 10.00%.......................................................    44,668    1,340,040
  Sinclair Broadcast Group, Inc., PIK, 11.625%.................................    10,000    1,050,000
  TVN Entertainment Corp., 14.00%(a)(e)........................................   132,720      398,160
  Viasystems, Inc., PIK, 8.00%(a)..............................................    58,272            0
  World Access, Inc., (cost $2,000,000; purchased 02/11/00) 13.25%(a)(f).......     1,435        2,869
                                                                                          ------------
TOTAL PREFERRED STOCKS
  (cost $64,313,719).....................................................................   31,534,109
                                                                                          ------------
                                                                Expiration
                                                                   Date           Units
                                                                ----------        -------
WARRANTS(a) -- 0.2%
  Allegiance Telecommunications, Inc.........................    02/03/08           3,800       12,825
  American Banknote Corp.....................................    12/01/07           2,500            0
  Ampex Corp.................................................    03/15/03         170,000        1,700
  Asia Pulp & Paper, Ltd., (cost $0; purchased 03/09/00)(f)..    03/15/05           1,295           13
  Bell Technology Group, Ltd.................................    05/01/05           1,250           12
  Bestel SA..................................................    05/15/05           2,500          625
  Birch Telecom, Inc.........................................    06/15/08           2,500           25
  Cellnet Data Systems, Inc..................................    09/15/07           7,010           70
  Delta Financial Corp.......................................    12/22/10          11,395            0
  Electronic Retailing Systems(e)............................    02/01/04           2,000           20
  GT Group Telecommunication, Inc............................    02/01/10           3,050        3,050

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                     Expiration                    Value
                                                                        Date          Units       (Note 2)
WARRANTS(a) (Continued)                                              ----------     ----------- ------------
  Harborside Healthcare Corp.(e)..................................    08/01/09           27,270 $        273
  HFI Holdings....................................................    09/27/09           18,093          181
  ICG Communications, Inc.........................................    09/15/05           20,790          208
  Inter Act Systems, Inc..........................................    08/01/03            4,400           44
  Intermediate Act Electronic Mktg, Inc...........................    12/15/09            4,400           44
  McLeodUSA, Inc..................................................    04/16/07           40,027        5,003
  MGC Communications, Inc.........................................    01/01/49            1,950            0
  National Restaurants Enterprises Holdings, Inc..................    05/15/08              250            3
  Nextel Int'l, Ltd...............................................    04/15/07            1,650           16
  Pagemart, Inc...................................................    12/31/03            9,200           92
  Price Communications Cellular Holdings..........................    08/01/07            6,880      309,600
  Primus Telecommunications Group.................................    08/01/04            1,500           15
  R & B Falcon....................................................    05/01/09            2,875      718,750
  Star Choice Communications, Inc., (cost $0; purchased 12/18/97)(f)  12/15/05           69,480      416,880
  Sterling Chemical Holdings, Inc.................................    08/15/08              560          336
  Tellus Corp.....................................................    09/15/05           42,866            0
  USN Communications, Inc.........................................    08/15/04           10,590          106
  Verado Holdings, Inc., Ser. B...................................    04/15/08            1,175           12
  Versatel Telecommunications.....................................    05/15/08            2,000           20
  Wam!Net, Inc....................................................    03/01/05            3,000           30
  Waste Systems International.....................................    01/15/06           60,000          600
  XM Satellite Radio, Inc.........................................    03/03/10            5,005            0
                                                                                                ------------
TOTAL WARRANTS
  (cost $2,071,260)............................................................................    1,470,553
                                                                                                ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,015,686,323)........................................................................  862,567,266
                                                                                                ------------
                                                                                      Shares
                                                                                    -----------
SHORT-TERM INVESTMENT -- 13.1%
MUTUAL FUND
  Prudential Core Investment Fund -- Taxable Money Market Series(d) (Note 4)
  (cost $120,635,112)............................................................   120,635,112 $120,635,112
                                                                                                ------------
TOTAL INVESTMENTS -- 106.4%
  (cost $1,136,321,435; Note 7)................................................................  983,202,378
LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.4)%................................................  (58,830,008)
                                                                                                ------------
TOTAL NET ASSETS -- 100.0%..................................................................... $924,372,370
                                                                                                ============

The following abbreviations are used in portfolio descriptions:

AB     Aktiebolag (Swedish Company)
LP     Limited Partnership
LLC    Limited Liability Company
M.T.N. Medium Term Note
NV     Naamloze Vennootschap (Dutch Company)
PIK    Payment-in-kind
PLC    Public Limited Company (British Limited Liability Company)

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $70,237,657; cash collateral of $75,969,962 was received with which the portfolio purchased securities.

(c) Represents issuer in default on interest payments, non-income producing security.

(d) Represents security purchased with cash collateral received for securities of loan.

(e) Indicates a fair valued security. The aggregate value, $5,521,524 is approximately 0.6% of net assets.

(f) Indicates a restricted security; the aggregate cost of the restricted securities is $15,379,823. The aggregate value, $3,108,210 is approximately 0.3% of net assets.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

                               -------------------
                               JENNISON PORTFOLIO
                               -------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



      LONG-TERM INVESTMENTS -- 98.4%                           Value
                                                  Shares      (Note 2)
      COMMON STOCKS -- 97.2%                     --------- --------------
      Aerospace & Defense -- 3.2%
        Boeing Co. (The)........................   220,600 $    9,927,000
        Lockheed Martin Corp....................   276,900     19,244,550
        Northrop Grumman Corp...................   222,900     27,862,500
                                                           --------------
                                                               57,034,050
                                                           --------------
      Automobiles -- 2.8%
        Bayerische Motoren Werke (BMW)
         AG (Germany)...........................   565,400     22,955,956
        Harley-Davidson, Inc....................   520,900     26,706,543
                                                           --------------
                                                               49,662,499
                                                           --------------
      Banks -- 1.4%
        Bank One Corp...........................   652,800     25,119,744
                                                           --------------
      Beverages -- 3.9%
        Coca-Cola Co. (The).....................   316,200     17,707,200
        PepsiCo, Inc............................ 1,065,200     51,342,640
                                                           --------------
                                                               69,049,840
                                                           --------------
      Biotechnology -- 3.5%
        Amgen, Inc.(a)..........................   662,400     27,741,312
        Genentech, Inc.(a)......................   775,200     25,969,200
        MedImmune, Inc.(a)......................   357,100      9,427,440
                                                           --------------
                                                               63,137,952
                                                           --------------
      Commercial Services & Supplies -- 1.0%
        Concord EFS, Inc.(a)....................   617,400     18,608,436
                                                           --------------
      Communications Equipment -- 2.3%
        Cisco Systems, Inc.(a).................. 2,277,800     31,775,310
        Nokia Oyj ADR (Finland).................   656,800      9,510,464
                                                           --------------
                                                               41,285,774
                                                           --------------
      Computers & Peripherals -- 3.8%
        Dell Computer Corp.(a).................. 1,159,000     30,296,260
        EMC Corp.(a)............................ 1,179,000      8,901,450
        Hewlett-Packard Co...................... 1,909,000     29,169,520
                                                           --------------
                                                               68,367,230
                                                           --------------
      Diversified Financials -- 10.5%
        American Express Co.....................   862,100     31,311,472
        Capital One Financial Corp..............   189,500     11,568,975
        Citigroup, Inc.......................... 1,394,800     54,048,500
        Goldman Sachs Group, Inc................   478,800     35,119,980
        MBNA Corp...............................   671,700     22,213,119
        Merrill Lynch & Co., Inc................   691,100     27,989,550
        Morgan Stanley..........................   155,400      6,694,632
                                                           --------------
                                                              188,946,228
                                                           --------------
      Energy Equipment & Services -- 2.0%
        Schlumberger, Ltd.......................   782,700     36,395,550
                                                           --------------
      Health Care Equipment & Supplies -- 1.4%
        Baxter International, Inc...............   568,300     25,260,935
                                                           --------------
      Health Care Providers & Services -- 2.0%
        AmerisourceBergen Corp..................   185,300     14,082,800
        HCA, Inc................................   285,900     13,580,250
        Laboratory Corp. of America Holdings(a).    77,700      3,547,005
        Quest Diagnostics, Inc.(a)..............    57,500      4,947,875
                                                           --------------
                                                               36,157,930
                                                           --------------

         COMMON STOCKS                                       Value
                                                Shares      (Note 2)
         (Continued)                           --------- --------------
         Hotels Restaurants & Leisure -- 2.3%
           Marriott International, Inc.
            (Class "A" Stock).................   658,500 $   25,055,925
           Starbucks Corp.....................   625,600     15,546,160
                                                         --------------
                                                             40,602,085
                                                         --------------
         Household Products -- 1.0%
           Procter & Gamble Co. (The).........   190,600     17,020,580
                                                         --------------
         Industrial Conglomerates -- 2.3%
           3M Co..............................   241,600     29,716,800
           General Electric Co................   363,800     10,568,390
                                                         --------------
                                                             40,285,190
                                                         --------------
         Insurance -- 6.2%
           American International Group, Inc..   875,637     59,744,713
           Hartford Financial Services
            Group, Inc. (The).................   454,000     26,999,380
           XL Capital, Ltd. (Class "A" Stock).   296,100     25,079,670
                                                         --------------
                                                            111,823,763
                                                         --------------
         Internet & Catalog Retail -- 1.6%
           eBay, Inc..........................   272,600     16,797,612
           USA Interactive(a).................   528,000     12,381,600
                                                         --------------
                                                             29,179,212
                                                         --------------
         Media -- 7.7%
           AOL Time Warner, Inc.(a)...........   734,700     10,807,437
           Liberty Media Corp.
            (Class "A" Stock)(a).............. 2,125,200     21,252,000
           New York Times Co. (The)
            (Class "A" Stock).................   538,100     27,712,150
           Univision Communications, Inc.(a)..   749,200     23,524,880
           Viacom, Inc. (Class "B" Stock)(a).. 1,218,019     54,043,503
                                                         --------------
                                                            137,339,970
                                                         --------------
         Multiline Retail -- 7.6%
           Costco Wholesale Corp.(a)..........   545,900     21,082,658
           Kohl's Corp.(a)....................   947,800     66,421,824
           Wal-Mart Stores, Inc...............   892,300     49,085,423
                                                         --------------
                                                            136,589,905
                                                         --------------
         Oil & Gas -- 1.0%
           Exxon Mobil Corp...................   450,100     18,418,092
                                                         --------------
         Paper & Forest Products -- 2.5%
           International Paper Co.............   619,800     27,010,884
           Weyerhaeuser Co....................   284,700     18,178,095
                                                         --------------
                                                             45,188,979
                                                         --------------
         Personal Products -- 1.6%
           Gillette Co. (The).................   871,100     29,504,157
                                                         --------------
         Pharmaceuticals -- 8.9%
           Abbott Laboratories................   733,900     27,631,335
           Johnson & Johnson..................   713,000     37,261,380
           Pfizer, Inc........................   726,900     25,441,500
           Pharmacia Corp.....................   584,294     21,881,810
           Sepracor, Inc.(a)..................   514,800      4,916,340
           Wyeth..............................   822,700     42,122,240
                                                         --------------
                                                            159,254,605
                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

                         -------------------------------
                         JENNISON PORTFOLIO (Continued)
                         -------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


     COMMON STOCKS                                               Value
                                                    Shares      (Note 2)
     (Continued)                                   --------- --------------
     Semiconductor Equipment & Products -- 5.5%
      Analog Devices, Inc.(a).....................   220,500 $    6,548,850
      Applied Materials, Inc.(a)..................   435,800      8,288,916
      Intel Corp.................................. 1,382,400     25,256,448
      KLA-Tencor Corp.(a).........................   154,600      6,800,854
      Maxim Integrated Products, Inc.(a)..........   265,700     10,184,281
      STMicroelectronics NV, ADR (Switzerland)....   524,500     12,761,085
      Texas Instruments, Inc...................... 1,244,700     29,499,390
                                                             --------------
                                                                 99,339,824
                                                             --------------
     Software -- 4.2%
      Adobe Systems, Inc..........................   332,800      9,484,800
      Microsoft Corp.(a).......................... 1,186,500     64,901,550
                                                             --------------
                                                                 74,386,350
                                                             --------------
     Specialty Retail -- 7.0%
      Bed Bath & Beyond, Inc.(a)..................   934,500     35,268,030
      Home Depot, Inc.............................   271,700      9,979,541
      Lowe's Cos., Inc............................ 1,027,600     46,653,040
      Tiffany & Co................................   975,000     34,320,000
                                                             --------------
                                                                126,220,611
                                                             --------------
     TOTAL COMMON STOCKS (cost $1,936,314,859)..............  1,744,179,491
                                                             --------------
     PREFERRED STOCK -- 1.2%
     Automobiles
      Porsche AG (Germany)(a) (cost $19,784,865)..    44,170     21,048,290
                                                             --------------
     TOTAL LONG-TERM INVESTMENTS (cost $1,956,099,724)......  1,765,227,781
                                                             --------------

                                            Principal
                                             Amount        Value
         SHORT-TERM                           (000)       (Note 2)
         INVESTMENTS -- 1.7%                ---------- --------------
         U.S. Government Obligations -- 0.9%
           United States Treasury Bills,
            1.67%, 08/15/02................     $1,325 $    1,322,234
            1.70%, 08/15/02................      1,705      1,701,388
            1.71%, 08/15/02................      3,435      3,427,668
            1.72%, 08/15/02................      2,078      2,073,545
            1.73%, 08/15/02................      6,760      6,745,380
                                                       --------------
            (cost $15,270,215).............                15,270,215
                                                       --------------
                                             Shares
                                            ----------
         Mutual Fund -- 0.8%
         Prudential Core Investment Fund --
          Taxable Money Market Series
          (Note 4)......................... 15,080,741     15,080,741
                                                       --------------
         TOTAL SHORT-TERM INVESTMENTS
          (cost $30,350,956)..........................     30,350,956
                                                       --------------
         TOTAL INVESTMENTS -- 100.1%
          (cost $1,986,450,680; Note 7)...............  1,795,578,737
         UNREALIZED APPRECIATION ON FORWARD
          FOREIGN CURRENCY CONTRACTS(b)...............            378
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (0.1)%............................     (1,559,106)
                                                       --------------
         NET ASSETS -- 100.0%......................... $1,794,020,009
                                                       ==============

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   AG  Aktiengesellschaft (German Corporation)
   NV  Naamloze Vennootschap (Dutch Company)
   Oyj Julkinen Osakeyhtio (Finnish Corporation)
   PLC Public Limited Company (British Limited Liability Company)
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)   Non-income producing security.

(b)Outstanding forward foreign currency contracts as of June 30, 2002 were as follows:

         Foreign Currency       Value at       Value at     Unrealized
         Contracts           Settlement Date June 30, 2002 Appreciation
         ------------------  --------------- ------------- ------------
         Purchased:
           Euro Dollar
            expiring 7/1/02     $163,475       $163,853        $378
                                                               ====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

                         -------------------------------
                         JENNISON 20/20 FOCUS PORTFOLIO
                         -------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


    LONG-TERM INVESTMENTS -- 97.3%                                 Value
                                                        Shares    (Note 2)
    COMMON STOCKS -- 95.1%                             --------- -----------
    Aerospace & Defense -- 3.7%
     Northrop Grumman Corp............................    23,000 $ 2,875,000
                                                                 -----------
    Automobiles -- 2.3%
     Harley-Davidson, Inc.............................    34,400   1,763,688
                                                                 -----------
    Beverages -- 2.5%
     PepsiCo, Inc.....................................    40,600   1,956,920
                                                                 -----------
    Biotechnology -- 2.2%
     Genentech, Inc.(a)...............................    50,200   1,681,700
                                                                 -----------
    Communications Equipment -- 2.1%
     Cisco Systems, Inc.(a)...........................   117,600   1,640,520
                                                                 -----------
    Computers & Peripherals -- 5.5%
     Dell Computer Corp.(a)...........................    70,000   1,829,800
     Hewlett-Packard Co...............................   155,100   2,369,928
                                                                 -----------
                                                                   4,199,728
                                                                 -----------
    Containers & Packaging -- 4.0%
     Temple-Inland, Inc...............................    53,700   3,107,082
                                                                 -----------
    Diversified Financials -- 4.7%
     Citigroup, Inc...................................    43,533   1,686,904
     Merrill Lynch & Co., Inc.........................    48,400   1,960,200
                                                                 -----------
                                                                   3,647,104
                                                                 -----------
    Diversified Telecommunication Services -- 3.0%
     BellSouth Corp...................................    51,500   1,622,250
     Cable & Wireless PLC, ADR........................    86,500     672,105
                                                                 -----------
                                                                   2,294,355
                                                                 -----------
    Electronic Equipment & Instruments -- 1.3%
     Solectron Corp.(a)...............................   163,200   1,003,680
                                                                 -----------
    Energy Equipment & Services -- 8.2%
     BJ Services Co.(a)...............................    58,200   1,971,816
     Diamond Offshore Drilling, Inc...................    70,200   2,000,700
     Schlumberger, Ltd................................    49,800   2,315,700
                                                                 -----------
                                                                   6,288,216
                                                                 -----------
    Health Care Providers & Services -- 2.9%
     HCA, Inc.........................................    47,000   2,232,500
                                                                 -----------
    Hotels Restaurants & Leisure -- 2.3%
     Marriott International, Inc. (Class "A" Stock)...    45,800   1,742,690
                                                                 -----------
    Insurance -- 13.5%
     Allstate Corp....................................    85,600   3,165,488
     American International Group, Inc................    28,600   1,951,378
     Hartford Financial Services Group, Inc. (The)....    16,500     981,255
     XL Capital, Ltd. (Class "A" Stock)...............    50,400   4,268,880
                                                                 -----------
                                                                  10,367,001
                                                                 -----------
    Media -- 8.3%
     Knight-Ridder, Inc...............................    38,800   2,442,460
     Liberty Media Corp. (Class "A" Stock)(a).........   214,000   2,140,000
     Viacom, Inc. (Class "B" Stock)(a)................    41,100   1,823,607
                                                                 -----------
                                                                   6,406,067
                                                                 -----------

   COMMON STOCKS                                                   Value
                                                       Shares     (Note 2)
   (Continued)                                        --------- -----------
   Multiline Retail -- 6.1%
    Federated Department Stores, Inc.(a).............    59,000 $ 2,342,300
    Kohl's Corp.(a)..................................    33,600   2,354,688
                                                                -----------
                                                                  4,696,988
                                                                -----------
   Oil & Gas -- 2.6%
    Conoco, Inc......................................    72,600   2,018,280
                                                                -----------
   Paper & Forest Products -- 3.4%
    Boise Cascade Corp...............................    76,600   2,644,998
                                                                -----------
   Pharmaceuticals -- 4.7%
    Johnson & Johnson................................    33,000   1,724,580
    Wyeth............................................    36,500   1,868,800
                                                                -----------
                                                                  3,593,380
                                                                -----------
   Semiconductor Equipment & Products -- 2.0%
    Texas Instruments, Inc...........................    63,600   1,507,320
                                                                -----------
   Software -- 5.0%
    BMC Software, Inc.(a)............................   113,600   1,885,760
    Microsoft Corp.(a)...............................    35,900   1,963,730
                                                                -----------
                                                                  3,849,490
                                                                -----------
   Specialty Retail -- 4.8%
    Lowe's Cos., Inc.................................    44,900   2,038,460
    Tiffany & Co.....................................    47,700   1,679,040
                                                                -----------
                                                                  3,717,500
                                                                -----------
   TOTAL COMMON STOCKS
    (cost $74,769,589)........................................   73,234,207
                                                                -----------
   PREFERRED STOCK -- 2.2%
    Media News Corp. Ltd. (The), ADR (cost
      $2,028,836)....................................    85,400   1,686,650
                                                                -----------
   TOTAL LONG-TERM INVESTMENTS
    (cost $76,798,425)........................................   74,920,857
                                                                -----------
   SHORT-TERM INVESTMENT -- 3.5%
   Mutual Fund
    Prudential Core Investment Fund --  Taxable
      Money Market Series (Note 4),
      (cost $2,725,629;)............................. 2,725,629   2,725,629
                                                                -----------
   TOTAL INVESTMENTS -- 100.8% (cost $79,524,054; Note 7)......  77,646,486
   LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8)%.............    (638,083)
                                                                -----------
   NET ASSETS -- 100.0%........................................ $77,008,403
                                                                ===========

         ADR American Depositary Receipt
         PLC Public Limited Company (British Limited Liability Company)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

                             -----------------------
                             MONEY MARKET PORTFOLIO
                             -----------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Principal
                                            Interest Maturity  Amount       Value
                                              Rate     Date     (000)      (Note 2)
                                            -------- -------- --------- --------------
Bank Notes -- 2.3%
  American Express Centurion Bank(a).......    1.84% 06/26/03  $ 8,000  $    8,000,000
  US Bank NA...............................   1.765% 05/29/03   20,000      19,991,922
                                                                        --------------
                                                                            27,991,922
                                                                        --------------
Certificates of Deposit-Yankee -- 20.1%
  Abbey National Treasury..................    1.76% 10/10/02   20,000      19,997,233
  Abbey National Treasury..................    2.63% 12/27/02   25,000      24,997,584
  Bank of Scotland, New York...............    1.80% 08/23/02    2,082       2,076,483
  BNP Paribas SA...........................    1.99% 08/30/02   37,000      37,003,026
  BNP Paribas SA...........................    2.01% 09/30/02   11,000      11,000,000
  Canadian Imperial Bank of Commerce.......    2.12% 12/13/02   50,000      49,997,760
  Istituto Bancario San Paolo..............    1.95% 07/31/02   25,000      25,000,000
  Natexis Banque, New York.................    1.83% 08/26/02   50,000      50,000,000
  Svenska Handelsbanken AB.................    4.11% 07/08/02   18,000      18,000,000
  Svenska Handelsbanken AB.................    4.07% 07/30/02    6,000       6,010,363
                                                                        --------------
                                                                           244,082,449
                                                                        --------------
Commercial Paper -- 45.2%
  Alianz Finance Corp......................    1.94% 09/16/02   33,000      32,863,068
  American Express Credit Corp.............    1.75% 07/16/02    8,000       7,994,167
  Black Forest Funding Corp................    1.80% 07/08/02   25,000      24,991,250
  Blue Ridge Asset Funding.................    1.80% 08/05/02   29,052      29,001,159
  Bradford & Bingley PLC...................    1.82% 08/19/02    7,165       7,147,251
  Canadian Imperial Bank of Commerce.......    2.04% 10/28/02   10,000      10,000,000
  Danske Bank..............................    1.80% 08/02/02    8,100       8,087,040
  Den Norske Bank ASA......................    1.81% 09/03/02   25,000      24,919,556
  Enterprise Funding Corp..................    1.73% 07/11/02    5,739       5,736,242
  Falcon Asset Securitization Corp.........    1.80% 08/12/02    1,158       1,155,568
  Forrestal Funding Master Trust...........    1.81% 07/26/02   20,000      19,974,861
  Forrestal Funding Master Trust...........    1.85% 07/31/02   20,000      19,969,167
  GE Financial Assurance Holdings..........    1.83% 08/19/02    9,108       9,085,313
  Halifax PLC..............................    1.80% 07/29/02    1,200       1,198,320
  JP Morgan Chase Bank.....................    1.82% 08/21/02   29,000      29,000,000
  KBC Financial Products, Intl.............    1.81% 08/29/02   25,000      24,925,840
  Merck & Co., Inc.........................    2.00% 07/01/02    3,579       3,579,000
  Nordea North America, Inc................    1.80% 08/16/02   19,100      19,056,070
  Nordea Nortth America, Inc...............    1.80% 08/01/02    1,000         998,450
  Nyala Funding LLC........................    1.80% 07/24/02   10,000       9,988,500
  Nyala Funding LLC........................    1.90% 08/16/02    4,595       4,583,844
  Old Line Funding Corp....................    1.80% 08/20/02    3,642       3,632,895
  Prudential PLC...........................    1.80% 08/09/02    4,000       3,992,200
  San Paolo U.S. Finance Co................    2.05% 10/31/02   10,000       9,930,528
  Santander Hispano Finance Delaware, Inc..    1.83% 07/31/02    1,000         998,475
  Santander Hispano Finance Delaware, Inc..    1.80% 08/13/02    6,000       5,987,100
  Schlumberger Technology Corp.............    1.79% 09/09/02   43,192      43,041,668
  Sheffield Receivables Corp...............    1.80% 09/05/02    1,230       1,225,941
  Spintab/Swedmortgage AB..................    1.80% 09/13/02   39,000      38,855,700
  Spintab/Swedmortgage AB..................    1.80% 09/18/02   21,000      20,917,050
  Svenska Handelsbanken, Inc...............    1.80% 08/16/02    3,400       3,392,180
  Svenska Handelsbanken, Inc...............    2.03% 10/21/02   25,000      24,842,111
  Thunder Bay Funding Corp.................    1.81% 07/19/02    5,246       5,241,252
  Thunder Bay Funding Corp.................    1.79% 08/12/02   19,631      19,590,004
  Thunder Bay Funding Corp.................    1.85% 08/20/02   10,000       9,974,306
  Triple-A One Funding Corp................    1.80% 07/08/02    2,652       2,651,072
  UBS AG...................................   1.865% 07/31/02   25,000      25,000,000
  UBS Finance (Delaware), Inc..............    2.00% 07/01/02   36,000      36,000,000
                                                                        --------------
                                                                           549,527,148
                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

                       -----------------------------------
                       MONEY MARKET PORTFOLIO (Continued)
                       -----------------------------------

                                                      June 30, 2002 (Unaudited)


                                                                                                   Principal
                                                                                 Interest Maturity  Amount       Value
                                                                                   Rate     Date     (000)      (Note 2)
                                                                                 -------- -------- --------- --------------
Certificate of Deposit - Eurodollar -- 7.4%
 Banca Intesa SpA...............................................................    1.92% 08/14/02  $42,000  $   41,997,453
 Banca Intesa SpA...............................................................    2.05% 09/12/02   10,000       9,996,570
 Dresdner Bank AG...............................................................    1.88% 12/23/02   11,000      10,899,472
 Landeskreditbank Baden-Wuerttemberg............................................    1.84% 12/31/02   27,000      26,995,902
                                                                                                             --------------
                                                                                                                 89,889,397
Other Corporate Obligations -- 20.9%
 Allstate Life Insurance (cost $7,000,000; purchased 4/30/01)(a)(b).............    2.09% 02/03/03    7,000       7,000,000
 Chase Manhattan Corp...........................................................    2.07% 02/13/03   10,000      10,010,031
 First Bank Systems, Inc.(a)....................................................    1.99% 07/17/02    3,200       3,200,224
 GE Capital Assurance Co. (cost $7,000,000; purchased 7/20/01)(a)(b)............    1.92% 07/22/02    7,000       7,000,000
 GE Capital International Funding...............................................    1.81% 08/20/02    3,000       2,992,458
 GE Capital International Funding...............................................    1.81% 08/29/02   24,000      23,928,807
 General Electric Capital Corp..................................................    1.87% 07/09/02   16,000      16,000,000
 Goldman Sachs Group, Inc.......................................................    2.04% 09/16/02   45,000      45,000,000
 JP Morgan Chase & Co...........................................................    2.01% 09/06/02   20,000      20,015,392
 Merrill Lynch & Co., Inc.......................................................    1.89% 07/11/03   28,000      28,000,000
 Merrill Lynch & Co., Inc.(a)...................................................    2.07% 11/13/02   20,000      20,015,925
 Merrill Lynch & Co., Inc.......................................................    1.91% 11/26/02    8,000       7,999,655
 Metropolitan Life Insurance (cost $9,000,000; purchased 2/6/01)(a)(b)..........    1.99% 02/07/03    9,000       9,000,000
 Morgan Stanley Dean Witter & Co................................................    2.10% 02/21/03    5,000       5,006,759
 Morgan Stanley Dean Witter & Co................................................    2.03% 01/16/03   10,000      10,010,242
 Morgan Stanley Group, Inc.(a)..................................................    1.90% 07/15/02   25,000      25,000,000
 National City Bank.............................................................    1.94% 07/03/02    7,000       7,006,340
 Travelers Insurance Co. (cost $7,000,000; purchased 7/6/00)(a)(b)..............    1.92% 07/08/02    7,000       7,000,000
                                                                                                             --------------
                                                                                                                254,185,833
                                                                                                             --------------
U.S. Government Obligations -- 6.0%
 Federal Home Loan Bank.........................................................   6.375% 11/15/02   22,095      22,466,579
 Federal Home Loan Mortgage Corp................................................    6.63% 08/15/02   15,595      15,686,494
 Federal Home Loan Mortgage Corp................................................    6.25% 10/15/02   25,000      25,244,426
 Federal National Mortgage Association..........................................    6.25% 11/15/02    8,972       9,118,726
                                                                                                             --------------
                                                                                                                 72,516,225
                                                                                                             --------------
TOTAL INVESTMENTS -- 101.9%  (amortized cost $ 1,238,192,974; (c))..........................................  1,238,192,974
                                                                                                             --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9)%.............................................................    (22,628,131)
                                                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................................................. $1,215,564,843
                                                                                                             ==============

The following abbreviations are used in portfolio descriptions:

AB  Aktiebolag (Swedish Company)
AG  Aktiengesellschaft (German Corporation)
ASA Allmennaksjeselskap (Norwegian Company)
LLC Limited Liability Company
PLC Public Limited Company (British Limited Liability Company)
SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
SpA Societa per Azioni (Italian Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 2002.

(b) Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $30,000,000 and represents 2.5% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2002, was as follows:

 Commercial Banks           59.4% Life Insurance                          5.9%
 Security Brokers & Dealers 11.6% Bank Holding Companies                  4.9%
 Asset Backed Securities     9.6% Short Term Business Credit              3.5%
 Federal Credit Agencies     6.0% Financial Services                      0.7%
                                  Pharmaceuticals                         0.3%
                                                                        -----
                                                                        101.9%
                                  Liabilities in excess of other assets  (1.9)%
                                                                        -----
                                                                        100.0%
                                                                        =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

                      -------------------------------------
                      SMALL CAPITALIZATION STOCK PORTFOLIO
                      -------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


       LONG-TERM INVESTMENTS -- 99.5%                          Value
                                                    Shares    (Note 2)
       COMMON STOCKS                                ------- ------------
       Advertising -- 0.2%
         ADVO, Inc.(a).............................  30,200 $  1,149,714
         Penton Media, Inc.........................  47,900      102,985
                                                            ------------
                                                               1,252,699
                                                            ------------
       Aerospace -- 1.8%
         AAR Corp..................................  47,950      489,090
         Alliant Techsystems, Inc.(a)..............  56,137    3,581,542
         BE Aerospace, Inc.(a).....................  51,800      682,724
         Curtiss-Wright Corp.......................  15,300    1,224,000
         DRS Technologies, Inc.(a).................  24,800    1,060,200
         GenCorp, Inc..............................  64,900      928,070
         Kaman Corp. (Class "A" Stock).............  33,700      564,812
         Trimble Navigation, Ltd.(a)...............  42,400      657,200
         Triumph Group, Inc.(a)....................  23,800    1,061,480
                                                            ------------
                                                              10,249,118
                                                            ------------
       Agricultural Products & Services -- 0.2%
         Delta & Pine Land Co......................  57,600    1,157,760
                                                            ------------
       Airlines -- 0.8%
         Atlantic Coast Airlines Holdings, Inc.(a).  67,900    1,473,430
         Frontier Airlines, Inc.(a)................  44,450      361,379
         Mesa Air Group, Inc.(a)...................  49,600      456,320
         Midwest Express Holdings, Inc.(a).........  20,800      274,560
         SkyWest, Inc..............................  86,000    2,011,540
                                                            ------------
                                                               4,577,229
                                                            ------------
       Apparel -- 1.4%
         Chico's FAS, Inc.(a)......................  61,775    2,243,668
         Fossil, Inc.(a)...........................  69,050    1,419,668
         Genesco, Inc.(a)..........................  32,900      801,115
         Pacific Sunwear of California, Inc.(a)....  49,400    1,095,198
         Phillips-Van Heusen Corp..................  41,600      648,960
         Russell Corp..............................  48,300      929,775
         Wolverine World Wide, Inc.................  62,512    1,090,834
                                                            ------------
                                                               8,229,218
                                                            ------------
       Appliances & Home Furnishings -- 0.1%
         Applica, Inc.(a)..........................  35,100      435,240
         Fedders Corp..............................  48,380      122,401
         Salton, Inc.(a)(b)........................  16,500      236,775
                                                            ------------
                                                                 794,416
                                                            ------------
       Autos - Cars & Trucks -- 0.6%
         Midas, Inc................................  22,500      279,000
         Myers Industries, Inc.....................  35,921      615,686
         Standard Motor Products, Inc..............  18,850      319,507
         TBC Corp.(a)..............................  31,800      504,984
         Titan International, Inc..................  31,200      129,480
         Tower Automotive, Inc.(a).................  99,000    1,381,050
         Wabash National Corp.(a)..................  34,700      347,000
                                                            ------------
                                                               3,576,707
                                                            ------------
       Banks and Savings & Loans -- 6.4%
         American Financial Holdings, Inc..........  35,100    1,050,192
         Anchor BanCorp Wisconsin, Inc.............  37,500      904,125
         Boston Private Financial Holdings, Inc....  33,650      832,501
         Chittenden Corp...........................  48,400    1,402,632
         Commercial Federal Corp...................  68,125    1,975,625
         Community First Bankshares, Inc...........  60,000    1,565,400
         Cullen/Frost Bankers, Inc.................  77,000    2,768,150
         Dime Community Bancshares.................  38,950      883,776
         Downey Financial Corp.....................  42,444    2,007,601

       COMMON STOCKS                                            Value
                                                     Shares    (Note 2)
       (Continued)                                   ------- ------------
       Banks and Savings & Loans (cont'd.)
         East West Bancorp, Inc.....................  35,500 $  1,225,460
         First Bancorp/Puerto Rico..................  40,000    1,508,000
         First Midwest Bancorp, Inc.................  72,900    2,025,162
         First Republic Bank(a).....................  20,600      566,500
         FirstFed Financial Corp.(a)................  26,000      754,000
         GBC Bancorp................................  17,300      500,835
         Provident Bankshares Corp..................  37,848      896,619
         Riggs National Corp........................  42,900      639,639
         Seacoast Financial Services Corp.(b).......  36,450      913,801
         Southwest Bancorporation of Texas, Inc.(a).  50,150    1,816,433
         Staten Island Bancorp, Inc.................  92,800    1,781,760
         Sterling Bancshares, Inc...................  65,850      972,604
         Susquehanna Bancshares, Inc................  59,200    1,344,432
         TrustCo Bank Corp.(b)...................... 108,704    1,431,632
         UCBH Holdings, Inc.........................  29,500    1,121,295
         United Bankshares, Inc.....................  64,300    1,889,134
         Washington Federal, Inc....................  95,538    2,413,290
         Whitney Holding Corp.......................  59,850    1,839,789
                                                             ------------
                                                               37,030,387
                                                             ------------
       Chemicals -- 2.6%
         Arch Chemicals, Inc........................  33,650      831,155
         Cambrex Corp...............................  39,100    1,567,910
         Chemed Corp................................  14,700      554,043
         Chemfirst, Inc.............................  21,250      608,812
         Georgia Gulf Corp..........................  48,200    1,274,408
         MacDermid, Inc.............................  48,500    1,042,750
         OM Group, Inc..............................  42,400    2,628,800
         Omnova Solutions, Inc......................  59,600      500,640
         Penford Corp...............................  11,450      207,245
         PolyOne Corp............................... 137,200    1,543,500
         Quaker Chemical Corp.......................  13,850      339,325
         Scotts Co. (Class "A" Stock)(a)............  44,600    2,024,840
         TETRA Technologies, Inc.(a)................  21,200      562,860
         WD-40 Co...................................  24,000      666,240
         Wellman, Inc...............................  47,900      802,325
                                                             ------------
                                                               15,154,853
                                                             ------------
       Collectibles & Gifts -- 0.7%
         Action Performance Cos., Inc.(a)(b)........  27,000      853,200
         Cross (A.T.) Co. (Class "A" Stock)(a)......  24,400      183,000
         Department 56, Inc.(a).....................  19,500      317,460
         Enesco Group, Inc.(a)......................  20,800      181,792
         Lennox International, Inc.(b)..............  85,950    1,546,241
         Russ Berrie & Co., Inc.....................  30,700    1,086,780
                                                             ------------
                                                                4,168,473
                                                             ------------
       Commercial Services -- 3.3%
         ABM Industries, Inc........................  74,400    1,291,584
         Arbitron, Inc.(a)..........................  44,000    1,372,800
         Bowne & Co., Inc...........................  50,400      742,896
         Central Parking Corp.......................  54,050    1,235,042
         Consolidated Graphics, Inc.(a).............  19,900      378,100
         CPI Corp...................................  12,100      235,829
         Dendrite International, Inc.(a)............  60,000      580,200
         eFunds Corp.(a)............................  70,100      665,179
         Franklin Covey Co.(a)......................  30,000       87,000
         Global Payments, Inc.(a)...................  55,220    1,642,795
         Hooper Holmes, Inc.........................  98,100      784,800
         Information Holdings, Inc.(a)..............  32,800      800,320
         Information Resources, Inc.(a).............  44,450      417,341
         Insurance Auto Auctions, Inc.(a)...........  18,400      358,800

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


        COMMON STOCKS                                         Value
                                                   Shares    (Note 2)
        (Continued)                                ------- ------------
        Commercial Services (cont'd.)
          John H. Harland Co.(b)..................  44,000 $  1,240,800
          Kroll, Inc.(a)..........................  46,400    1,003,632
          Labor Ready, Inc.(a)....................  61,550      360,068
          MAXIMUS, Inc.(a)........................  34,300    1,087,310
          MemberWorks, Inc.(a)....................  20,800      385,424
          Mobile Mini, Inc.(a)....................  21,450      366,795
          Nelson Thomas, Inc......................  21,650      228,624
          On Assignment, Inc.(a)..................  40,400      719,120
          PAREXEL International Corp.(a)..........  37,600      523,016
          Pre-Paid Legal Services, Inc.(a)(b).....  30,300      602,970
          SOURCECORP, Inc.(a).....................  26,200      694,300
          Startek, Inc.(a)........................  21,200      566,888
          Volt Information Sciences, Inc.(a)......  22,900      560,821
                                                           ------------
                                                             18,932,454
                                                           ------------
        Computer Services -- 4.8%
          Actel Corp.(a)..........................  36,800      773,536
          Adaptec, Inc.(a)(b)..................... 159,400    1,257,666
          American Management Systems, Inc.(a)(b).  62,950    1,202,974
          Analysts International Corp.............  36,400      154,700
          Aspen Technology, Inc.(a)...............  53,400      445,356
          Avid Technology, Inc.(a)................  39,500      365,770
          Black Box Corp.(a)......................  30,500    1,242,265
          Brooktrout, Inc.(a).....................  18,400      104,880
          CACI International, Inc.
           (Class "A" Stock)(a)...................  42,700    1,630,713
          Carreker Corp.(a).......................  32,900      378,350
          Cerner Corp.(a).........................  53,250    2,546,947
          Ciber, Inc.(a)..........................  91,500      663,375
          Computer Task Group, Inc.(a)............  31,400      156,058
          ePresence, Inc.(a)......................  34,300      128,625
          FactSet Research Systems, Inc...........  50,600    1,506,362
          Fair, Issac & Co., Inc.(b)..............  52,200    1,715,814
          FileNet Corp.(a)........................  53,550      776,475
          Hutchinson Technology, Inc.(a)..........  38,100      595,884
          Insight Enterprises, Inc.(a)............  68,700    1,730,553
          Manhattan Associates, Inc.(a)...........  43,100    1,386,096
          Mercury Computer Systems, Inc.(a).......  32,500      672,750
          Midway Games, Inc.(a)...................  72,530      616,505
          NYFIX, Inc.(a)(b).......................  46,200      392,700
          Phoenix Technology, Ltd.(a).............  39,100      391,000
          Pinnacle Systems, Inc.(a)...............  88,300      891,830
          Progress Software Corp.(a)..............  53,700      822,684
          QRS Corp.(a)............................  23,650      184,234
          Radiant Systems, Inc.(a)................  41,500      540,745
          RadiSys Corp.(a)........................  26,300      305,869
          Standard Microsystems Corp.(a)..........  24,000      566,640
          TALX Corp...............................  20,960      397,402
          Teledyne Technologies, Inc.(a)..........  48,100      998,075
          Zebra Technologies Corp.
           (Class "A" Stock)(a)...................  47,500    2,290,450
                                                           ------------
                                                             27,833,283
                                                           ------------
        Construction -- 2.5%
          Butler Manufacturing Co.................   9,500      260,775
          Coachmen Industries, Inc................  24,250      351,625
          Elcor Corp..............................  29,200      798,620
          Florida Rock Industries, Inc............  42,750    1,530,878
          Insituform Technologies, Inc.
           (Class "A" Stock)(a)...................  40,000      847,200
          M.D.C. Holdings, Inc....................  40,668    2,114,736

        COMMON STOCKS                                         Value
                                                   Shares    (Note 2)
        (Continued)                                ------- ------------
        Construction (cont'd.)
          NVR, Inc.(a)............................  10,900 $  3,520,700
          Shaw Group, Inc.(a)(b)..................  62,900    1,931,030
          Simpson Manufacturing Co., Inc.(a)......  18,300    1,045,479
          Standard Pacific Corp...................  48,550    1,703,134
          Thomas Industries, Inc..................  22,950      660,960
          Washington Group International, Inc.(a).  80,200          561
                                                           ------------
                                                             14,765,698
                                                           ------------
        Consumer Cyclical -- 0.1%
          JAKKS Pacific, Inc.(a)..................  33,600      595,056
                                                           ------------
        Containers -- 0.3%
          AptarGroup, Inc.........................  54,100    1,663,575
                                                           ------------
        Cosmetics & Soaps
          Nature's Sunshine Products, Inc.........  24,200      273,702
                                                           ------------
        Distribution/Wholesalers -- 0.6%
          Advanced Marketing Services, Inc........  28,900      528,870
          Bell Microproducts, Inc.
           (Class "B" Stock)(a)...................  29,100      234,255
          Castle (A.M.) & Co......................  22,200      277,056
          SCP Pool Corp.(a).......................  40,650    1,128,444
          United Stationers, Inc.(a)..............  50,800    1,544,320
                                                           ------------
                                                              3,712,945
                                                           ------------
        Diversified Manufacturing Operations -- 1.6%
          Acuity Brands, Inc......................  62,200    1,132,040
          Barnes Group, Inc.......................  28,300      648,070
          CLARCOR, Inc............................  37,300    1,180,545
          CUNO, Inc.(a)...........................  24,900      900,882
          Griffon Corp............................  50,060      906,086
          Intermet Corp...........................  39,500      424,230
          Lydall, Inc.(a).........................  24,100      367,525
          Mueller Industries, Inc.(a).............  50,900    1,616,075
          SPS Technologies, Inc.(a)...............  19,800      755,766
          Standex International Corp..............  18,200      456,820
          Valmont Industries, Inc.................  36,200      735,946
                                                           ------------
                                                              9,123,985
                                                           ------------
        Drugs & Medical Supplies -- 5.8%
          Advanced Medical Optics, Inc.(a)........  44,700      491,923
          ArthroCare Corp.(a).....................  32,900      423,094
          Cephalon, Inc.(a).......................  82,900    3,747,080
          Coherent, Inc.(a).......................  43,400    1,294,188
          CONMED Corp.(a).........................  43,000      960,190
          CryoLife, Inc.(a).......................  29,400      472,164
          Cygnus, Inc.(a).........................  57,400      123,410
          Diagnostic Products Corp................  42,700    1,579,900
          Enzo Biochem, Inc.......................  42,766      612,837
          Haemonetics Corp.(a)....................  39,800    1,162,160
          Hologic, Inc.(a)........................  29,000      419,630
          ICU Medical, Inc.(a)....................  20,800      642,720
          IDEXX Laboratories, Inc.................  51,100    1,317,869
          INAMED Corp.(a).........................  31,200      844,584
          Invacare Corp...........................  46,600    1,724,200
          Medicis Pharmaceutical Corp.
           (Class "A" Stock)(a)(b)................  46,200    1,975,512
          NBTY, Inc.(a)...........................  99,600    1,541,808
          Noven Pharmaceuticals, Inc.(a)..........  33,900      864,450
          Osteotech, Inc.(a)......................  25,500      188,445
          Owens & Minor, Inc......................  51,200    1,011,712
          PolyMedica Corp.(a)(b)..................  18,200      464,828
          Priority Healthcare Corp.(a)............  66,132    1,554,102

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


       COMMON STOCKS                                            Value
                                                     Shares    (Note 2)
       (Continued)                                   ------- ------------
       Drugs & Medical Supplies (cont'd.)
         Regeneron Pharmaceuticals, Inc.(a)(b)......  66,200 $    960,562
         ResMed, Inc.(a)(b).........................  48,600    1,428,840
         Respironics, Inc.(a).......................  49,800    1,695,690
         SpaceLabs Medical, Inc.(a).................  14,700      208,740
         SurModics, Inc.(a).........................  25,600      665,344
         Sybron Dental Specialties, Inc.(a).........  57,100    1,056,350
         Syncor International Corp.(a)(b)...........  37,300    1,174,950
         Techne Corp.(a)............................  62,500    1,763,750
         Viasys Healthcare, Inc.(a).................  39,200      684,040
         Vital Signs, Inc...........................  19,400      701,310
                                                             ------------
                                                               33,756,382
                                                             ------------
       Education -- 0.6%
         Corinthian Colleges, Inc.(a)...............  64,500    2,185,905
         ITT Educational Services, Inc.(a)(b).......  69,000    1,504,200
                                                             ------------
                                                                3,690,105
                                                             ------------
       Electrical Equipment -- 1.1%
         Anixter International, Inc.(a).............  56,100    1,318,350
         Baldor Electric Co.........................  51,166    1,289,383
         C&D Technologies, Inc......................  39,100      704,582
         Kulicke & Soffa Industries, Inc.(a)........  74,100      918,099
         MagneTek, Inc.(a)..........................  33,900      335,610
         Technitrol, Inc............................  60,300    1,404,990
         Vicor Corp.(a).............................  63,800      445,962
                                                             ------------
                                                                6,416,976
                                                             ------------
       Electronics -- 2.8%
         Analogic Corp..............................  19,900      978,483
         Artesyn Technologies, Inc.(a)..............  57,700      376,781
         Audiovox Corp.(a)..........................  34,400      273,480
         Belden, Inc................................  37,500      781,500
         Benchmark Electronics, Inc.(a).............  36,300    1,052,700
         Cable Design Technologies Corp.(a).........  66,650      683,163
         Checkpoint Systems, Inc.(a)................  48,400      566,280
         Cohu, Inc..................................  31,100      537,408
         CTS Corp...................................  50,150      603,806
         Dionex Corp.(a)............................  32,000      857,280
         EDO Corp...................................  29,500      840,750
         Electro Scientific Industries, Inc.(a).....  41,400    1,006,020
         Electroglas, Inc.(a)(b)....................  31,800      318,000
         Esterline Technologies Corp.(a)............  31,200      708,240
         Helix Technology Corp......................  39,300      809,580
         Intermagnetics General Corp................  24,935      503,687
         Itron, Inc.(a).............................  31,200      818,376
         Keithley Instruments, Inc..................  23,700      342,228
         Methode Eletronics, Inc. (Class "A" Stock).  54,200      692,134
         Park Electrochemical Corp..................  29,400      779,100
         Photronics, Inc.(a)........................  45,700      865,558
         Pioneer-Standard Electronics, Inc..........  47,800      496,642
         SBS Technologies, Inc.(a)..................  21,900      268,253
         Three-Five Systems, Inc.(a)................  32,350      368,790
         Ultratech Stepper, Inc.(a).................  34,000      550,460
         X-Rite, Inc................................  30,400      258,704
                                                             ------------
                                                               16,337,403
                                                             ------------
       Electronic Components -- 1.1%
         Alliance Semiconductor Corp.(a)............  61,400      435,940
         AXT, Inc.(a)...............................  33,700      268,926
         Bel Fuse, Inc. (Class "B" Stock)...........  16,400      443,620
         Cymer, Inc.(a)(b)..........................  50,800    1,780,032

         COMMON STOCKS                                        Value
                                                   Shares    (Note 2)
         (Continued)                               ------- ------------
         Electronic Components (cont'd.)
           DSP Group, Inc.(a).....................  40,650 $    796,740
           FLIR Systems, Inc.(a)..................  25,200    1,057,644
           Microsemi Corp.(a).....................  43,400      286,440
           Planar Systems, Inc.(a)................  19,400      373,450
           Rogers Corp.(a)........................  23,800      649,978
           Supertex, Inc.(a)......................  18,800      331,256
                                                           ------------
                                                              6,424,026
                                                           ------------
         Energy -- 0.7%
           Advanced Energy Industries, Inc.(a)(b).  48,200    1,069,076
           UGI Corp...............................  41,400    1,322,316
           Unisource Energy Corp..................  50,500      939,300
           Veritas DGC, Inc.(a)...................  46,600      587,160
                                                           ------------
                                                              3,917,852
                                                           ------------
         Engineering -- 0.4%
           EMCOR Group, Inc.(a)...................  22,400    1,314,880
           URS Corp.(a)...........................  28,200      789,600
                                                           ------------
                                                              2,104,480
                                                           ------------
         Environmental Services -- 0.5%
           Ionics, Inc.(a)........................  26,400      640,200
           Tetra Tech, Inc.(a)(b).................  79,562    1,169,561
           Waste Connections, Inc.(a)(b)..........  41,600    1,299,584
                                                           ------------
                                                              3,109,345
                                                           ------------
         Financial Services -- 2.1%
           Financial Federal Corp.(a).............  25,100      830,810
           Hudson United Bancorp..................  67,992    1,941,852
           Jeffries Group, Inc....................  40,300    1,696,630
           MAF Bancorp, Inc.......................  34,800    1,308,480
           PRG-Shultz International, Inc.(a)(b)...  96,100    1,182,991
           Raymond James Financial, Inc...........  73,218    2,084,517
           South Financial Group, Inc.............  60,600    1,357,985
           SWS Group, Inc.(b).....................  25,976      509,649
           UICI(a)................................  72,100    1,456,420
                                                           ------------
                                                             12,369,334
                                                           ------------
         Food & Beverage -- 2.2%
           American Italian Pasta Co.
            (Class "A" Stock)(a)..................  27,000    1,376,730
           Coca-Cola Bottling Co..................  13,200      567,600
           Corn Products International, Inc.......  53,400    1,661,808
           Fleming Cos., Inc.(b)..................  80,900    1,468,335
           Hain Celestial Group, Inc.(a)..........  51,000      943,500
           International Multifoods Corp.(a)......  28,600      743,600
           J & J Snack Foods Corp.(a).............  13,250      595,720
           Lance, Inc.............................  43,700      637,146
           Nash-Finch Co..........................  17,900      572,084
           Performance Food Group Co.(a)(b).......  66,200    2,241,532
           Ralcorp Holdings, Inc.(a)(b)...........  45,100    1,409,375
           United Natural Foods, Inc.(a)..........  28,600      563,420
                                                           ------------
                                                             12,780,850
                                                           ------------
         Furniture -- 1.0%
           Aaron Rents, Inc.......................  32,300      773,585
           Bassett Furniture Industries, Inc......  17,700      345,132
           Ethan Allen Interiors, Inc.............  58,250    2,030,013
           Interface, Inc.........................  76,800      617,472
           La-Z-Boy, Inc..........................  91,600    2,310,152
                                                           ------------
                                                              6,076,354
                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


      COMMON STOCKS                                             Value
                                                     Shares    (Note 2)
      (Continued)                                    ------- ------------
      Healthcare -- 3.1%
        ArQule, Inc.(a).............................  31,900 $    215,325
        Bio-Technology General Corp.(a).............  87,900      528,279
        Cooper Companies, Inc.......................  22,900    1,078,590
        Coventry Corp.(a)...........................  88,600    2,518,012
        Datascope Corp..............................  22,200      613,608
        DIANON Systems, Inc.(a).....................  18,300      977,586
        IMPATH, Inc.(a).............................  24,500      439,775
        Mentor Corp.................................  35,200    1,292,157
        NDCHealth Corp..............................  51,425    1,434,758
        Pharmaceutical Product Development,
         Inc.(a)....................................  83,000    2,186,220
        Renal Care Group, Inc.(a)...................  75,150    2,340,922
        Sierra Health Services, Inc.(a).............  42,325      945,964
        Smith (A.O.) Corp...........................  42,100    1,313,941
        Sola International, Inc.(a).................  36,700      422,050
        Theragenics Corp.(a)........................  44,800      377,664
        US Oncology, Inc.(a)........................ 143,300    1,193,689
                                                             ------------
                                                               17,878,540
                                                             ------------
      Hospitals/Healthcare Management -- 2.1%
        Accredo Health, Inc.(a).....................  47,100    2,173,194
        AmeriPath, Inc.(a)..........................  45,900    1,029,537
        Biosite, Inc.(a)............................  22,100      622,115
        Curative Health Services, Inc.(a)...........  17,400      291,972
        Mid Atlantic Medical Services, Inc.(a)(b)...  70,900    2,222,715
        Orthodontic Centers of America, Inc.(a).....  77,000    1,774,850
        Pediatrix Medical Group, Inc.(a)............  40,200    1,005,000
        Province Healthcare Co.(a)..................  71,750    1,604,330
        RehabCare Group, Inc.(a)....................  26,100      627,183
        Sunrise Assisted Living, Inc.(a)(b).........  33,800      905,840
                                                             ------------
                                                               12,256,736
                                                             ------------
      Housing Related -- 1.2%
        Champion Enterprises, Inc.(a)...............  73,300      411,946
        Fleetwood Enterprises, Inc.(a)..............  52,600      457,620
        National Presto Industries, Inc.............  10,300      329,600
        Ryland Group, Inc...........................  40,950    2,037,262
        Skyline Corp................................  12,600      415,800
        Toll Brothers, Inc.(a)(b)................... 106,500    3,120,450
                                                             ------------
                                                                6,772,678
                                                             ------------
      Human Resources -- 0.5%
        Administaff, Inc.(a)........................  42,100      421,000
        CDI Corp.(a)................................  28,900      940,695
        Hall, Kinion & Associates, Inc.(a)..........  18,600      139,686
        Heidrick & Struggles International, Inc.(a).  27,200      543,184
        Spherion Corp.(a)...........................  88,500    1,053,150
                                                             ------------
                                                                3,097,715
                                                             ------------
      Index Fund -- 2.6%
        iShares S&P SmallCap 600 Index Fund......... 134,000   15,343,000
                                                             ------------
      Instrument - Controls -- 0.2%
        BEI Technologies, Inc.......................  21,700      248,465
        Woodward Governor Co........................  17,000    1,005,040
                                                             ------------
                                                                1,253,505
                                                             ------------
      Insurance -- 2.3%
        Delphi Financial Group, Inc.................  30,779    1,334,270
        First American Corp.(b)..................... 107,500    2,472,500
        Fremont General Corp.(b).................... 109,340      457,041
        Hilb, Rogal & Hamilton Co...................  42,950    1,943,487
        LandAmerica Financial Group, Inc............  27,900      878,850

        COMMON STOCKS                                         Value
                                                   Shares    (Note 2)
        (Continued)                                ------- ------------
        Insurance (cont'd.)
          Philadelphia Consolidated Holding
           Corp.(a)...............................  32,400 $  1,469,016
          Presidential Life Corp..................  44,100      893,907
          RLI Corp................................  14,950      762,450
          SCPIE Holdings, Inc.....................  14,000       85,120
          Selective Insurance Group, Inc..........  38,900    1,102,037
          Stewart Information Services Corp.(a)...  27,050      555,878
          Trenwick Group, Ltd. (Bermuda)..........  55,350      415,125
          Zenith National Insurance Corp..........  28,100      894,985
                                                           ------------
                                                             13,264,666
                                                           ------------
        Leisure -- 2.1%
          Argosy Gaming Co.(a)....................  43,400    1,232,560
          Aztar Corp.(a)..........................  56,100    1,166,880
          Bally Total Fitness Holding Corp.(a)(b).  49,400      924,274
          Huffy Corp.(a)..........................  15,650      135,060
          K2, Inc.(a).............................  27,000      276,750
          Marcus Corp.............................  44,125      734,681
          Pinnacle Entertainment, Inc.(a).........  39,000      414,570
          Polaris Industries, Inc.................  34,950    2,271,750
          Prime Hospitality Corp.(a)..............  67,800      880,722
          Shuffle Master, Inc.(a).................  26,800      492,316
          Sturm Ruger & Co., Inc..................  40,500      573,075
          Thor Industries, Inc....................  21,400    1,524,964
          Winnebago Industries, Inc...............  28,200    1,240,800
          WMS Industries, Inc.(a).................  48,200      590,450
                                                           ------------
                                                             12,458,852
                                                           ------------
        Machinery -- 3.2%
          Applied Industrial Technologies, Inc....  28,900      563,550
          Astec Industries, Inc.(a)...............  29,600      476,264
          Cognex Corp.(a).........................  66,500    1,333,325
          Dril-Quip, Inc.(a)......................  26,000      648,700
          Flow International Corp.(a).............  23,000      154,997
          Gardner Denver, Inc.(a).................  23,900      478,000
          Graco, Inc..............................  71,450    1,796,253
          IDEX Corp...............................  48,800    1,634,800
          JLG Industries, Inc.(b).................  64,200      900,726
          Lindsay Manufacturing Co................  17,612      407,718
          Manitowoc Co., Inc......................  36,212    1,285,164
          Milacron, Inc...........................  50,700      514,605
          Paxar Corp.(a)..........................  59,752    1,000,846
          Photon Dynamics, Inc.(a)................  25,600      768,000
          Regal-Beloit Corp.......................  37,600      914,056
          Robbins & Myers, Inc....................  21,000      551,250
          Roper Industries, Inc...................  46,900    1,749,370
          Royal Appliance Manufacturing Co.(a)....  19,650      126,742
          Timken Co...............................  90,200    2,014,166
          Toro Co.................................  18,600    1,057,224
                                                           ------------
                                                             18,375,756
                                                           ------------
        Media -- 0.5%
          4Kids Entertainment, Inc.(a)............  18,900      391,230
          Harman International Industries, Inc....  48,900    2,408,325
                                                           ------------
                                                              2,799,555
                                                           ------------
        Metals - Ferrous -- 1.0%
          Century Aluminum Co.....................  30,900      460,101
          Cleveland-Cliffs, Inc...................  15,300      422,280
          Commercial Metals Co....................  20,600      966,964
          Material Sciences Corp.(a)..............  22,225      311,595
          Quanex Corp.............................  21,325      931,902

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


        COMMON STOCKS                                          Value
                                                    Shares    (Note 2)
        (Continued)                                 ------- ------------
        Metals - Ferrous (cont'd.)
          Reliance Steel & Aluminum Co.............  47,700 $  1,454,850
          Steel Dynamics, Inc.(a)..................  71,300    1,174,311
          Steel Technologies, Inc..................  14,400      189,792
                                                            ------------
                                                               5,911,795
                                                            ------------
        Metals - Non Ferrous -- 0.3%
          Brush Engineered Materials, Inc.(a)......  25,000      310,000
          Commonwealth Industries, Inc.............  24,100      173,279
          IMCO Recycling, Inc.(a)..................  23,000      226,550
          RTI International Metals, Inc.(a)........  31,300      380,295
          Ryerson Tull, Inc........................  37,300      433,799
          Wolverine Tube, Inc......................  18,400      138,920
                                                            ------------
                                                               1,662,843
                                                            ------------
        Mineral Resources -- 0.2%
          Massey Energy Co......................... 112,600    1,430,020
                                                            ------------
        Miscellaneous Basic Industry -- 1.4%
          Apogee Enterprises, Inc..................  42,600      611,736
          Armor Holdings, Inc.(a)..................  47,000    1,198,500
          Briggs & Stratton Corp.(b)...............  32,600    1,249,884
          Lawson Products, Inc.....................  14,500      446,745
          Libbey, Inc..............................  23,100      787,710
          Meade Instruments Corp.(a)...............  24,800      140,616
          Texas Industries, Inc....................  31,600      995,084
          Tredegar Industries, Inc.................  57,650    1,392,247
          Watsco, Inc..............................  40,450      738,213
          Watts Industries, Inc. (Class "A" Stock).  39,900      792,015
                                                            ------------
                                                               8,352,750
                                                            ------------
        Miscellaneous - Consumer Growth/Stable -- 0.4%
          DIMON, Inc...............................  67,175      464,851
          Hughes Supply, Inc.......................  35,900    1,611,910
                                                            ------------
                                                               2,076,761
                                                            ------------
        Networking -- 0.2%
          Aeroflex, Inc.(a)........................  90,300      627,585
          C-COR.net Corp.(a).......................  54,500      381,500
          DMC Stratex Networks, Inc.(a)............ 124,000      249,240
                                                            ------------
                                                               1,258,325
                                                            ------------
        Office Equipment & Supplies -- 0.4%
          Imagistics International, Inc.(a)........  29,500      633,365
          New England Business Service, Inc........  19,550      491,487
          Standard Register Co.....................  42,000    1,435,980
                                                            ------------
                                                               2,560,832
                                                            ------------
        Oil & Gas -- 4.0%
          Cabot Oil & Gas Corp. (Class "A" Stock)..  48,100    1,099,085
          Cascade Natural Gas Corp.................  16,622      347,400
          Evergreen Resources, Inc.(a).............  28,000    1,190,000
          Frontier Oil Corp........................  39,200      689,920
          Key Production Co., Inc.(a)..............  21,200      413,400
          Laclede Group, Inc.......................  28,400      666,832
          Lone Star Technologies, Inc.(a)..........  42,900      982,410
          Newfield Exploration Co.(a)(b)...........  66,750    2,481,097
          Northwest Natural Gas Co.................  38,250    1,099,688
          Nuevo Energy Co.(a)......................  25,700      406,060
          Piedmont Natural Gas Co., Inc............  49,100    1,815,718
          Prima Energy Corp.(a)....................  19,250      438,708
          Remington Oil and Gas Corp.(a)...........  39,000      776,880
          Southern Union Co.(a)....................  82,698    1,405,866
          Southwest Gas Corp.......................  49,250    1,218,937
          Swift Energy Co.(a)......................  40,400      637,916

          COMMON STOCKS                                     Value
                                                 Shares    (Note 2)
          (Continued)                            ------- ------------
          Oil & Gas (cont'd.)
            Tom Brown, Inc.(a)..................  59,000 $  1,672,650
            Unit Corp.(a).......................  54,300      942,105
            Vintage Petroleum, Inc.(b)..........  95,000    1,130,500
            XTO Energy, In c.(b)................ 186,443    3,840,725
                                                         ------------
                                                           23,255,897
                                                         ------------
          Oil & Gas Services -- 3.1%
            Atwood Oceanics, Inc.(a)............  20,800      780,000
            Cal Dive International, Inc.(a).....  55,300    1,216,600
            CARBO Ceramics, Inc.................  22,650      836,918
            Energen Corp........................  51,700    1,421,750
            Input/Output, Inc.(a)...............  76,700      690,300
            New Jersey Resources Corp...........  40,550    1,210,417
            NUI Corp............................  23,700      651,750
            Oceaneering International, Inc.(a)..  37,000      999,000
            Offshore Logistics, Inc.(a).........  33,500      800,315
            Patina Oil & Gas Corp...............  49,125    1,347,499
            Plains Resources, Inc.(a)...........  35,900      960,325
            Pogo Producing Co.(b)...............  81,700    2,665,054
            SEACOR SMIT, Inc.(a)................  30,400    1,439,440
            Southwestern Energy Co.(a)..........  38,500      584,815
            St. Mary Land & Exploration Co......  41,900    1,008,114
            Stone Energy Corp.(a)...............  39,600    1,593,900
                                                         ------------
                                                           18,206,197
                                                         ------------
          Paper & Forest Products -- 0.8%
            Brady (W.H.) Co. (Class "A" Stock)..  34,600    1,211,000
            Buckeye Technologies, Inc.(a).......  52,400      513,520
            Caraustar Industries, Inc...........  41,900      522,912
            Chesapeake Corp.....................  22,800      600,324
            Pope & Talbot, Inc..................  23,525      440,623
            Schweitzer-Mauduit Int'l, Inc.......  22,400      551,040
            Universal Forest Products, Inc......  26,900      629,998
                                                         ------------
                                                            4,469,417
                                                         ------------
          Pharmaceuticals -- 0.3%
            Alpharma, Inc. (Class "A" Stock)....  77,000    1,307,460
            MGI Pharma, Inc.(a).................  37,700      266,162
                                                         ------------
                                                            1,573,622
                                                         ------------
          Photography
            Concord Camera Corp.(a).............  41,300      210,671
                                                         ------------
          Precious Metals -- 0.2%
            Stillwater Mining Co.(a)............  64,900    1,056,572
                                                         ------------
          Real Estate Investment Trust -- 1.0%
            Colonial Properties Trust...........  33,000    1,285,350
            Essex Property Trust, Inc...........  28,000    1,531,600
            Kilroy Realty Corp..................  41,650    1,114,138
            Shurgard Storage Centers, Inc.
             (Class "A" Stock)..................  50,000    1,735,000
                                                         ------------
                                                            5,666,088
                                                         ------------
          Restaurants -- 3.0%
            Applebee's Int'l, Inc...............  83,950    1,910,702
            CEC Entertainment, Inc.(a)..........  42,075    1,737,698
            IHOP Corp.(a).......................  31,400      924,730
            Jack in the Box, Inc.(a)............  59,800    1,901,640
            Landry's Restaurants, Inc...........  41,900    1,068,869
            Lone Star Steakhouse & Saloon, Inc..  31,200      736,008
            Luby's, Inc.(a).....................  33,700      221,746
            O'Charley's, Inc.(a)................  28,400      718,520
            P.F. Chang's China Bistro, Inc.(a)..  36,450    1,145,259

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


       COMMON STOCKS                                           Value
                                                    Shares    (Note 2)
       (Continued)                                  ------- ------------
       Restaurants (cont'd.)
         RARE Hospitality International, Inc.(a)...  32,900 $    885,668
         Ruby Tuesday, Inc.........................  98,050    1,902,170
         Ryan's Family Steak Houses, Inc.(a).......  65,800      869,218
         Sonic Corp.(a)............................  60,380    1,896,536
         The Steak n Shake Co.(a)..................  41,882      655,453
         TriArc Cos., Inc. (Class "A" Stock)(a)....  30,800      850,080
                                                            ------------
                                                              17,424,297
                                                            ------------
       Retail -- 7.8%
         AnnTaylor Stores Corp.(a).................  66,200    1,680,818
         Arctic Cat, Inc...........................  35,200      612,093
         Brown Shoe Co., Inc.......................  26,350      740,435
         Building Materials Corp.(a)...............  19,650      282,371
         Burlington Coat Factory Warehouse
          Corp.....................................  66,900    1,421,625
         Caseys Gen. Stores, Inc...................  74,600      898,184
         Cash America International, Inc...........  36,943      339,876
         Casual Male Corp..........................  20,000           20
         Cato Corp. (Class "A" Stock)..............  38,300      854,090
         Christopher & Banks Corp.(a)..............  38,300    1,620,090
         Cost Plus, Inc.(a)........................  32,400      990,792
         Dress Barn, Inc.(a).......................  54,600      844,662
         Duane Reade, Inc.(a)......................  35,900    1,222,395
         Factory 2-U Stores, Inc.(a)...............  19,450      269,383
         Footstar, Inc.(a).........................  30,250      740,217
         Fred's, Inc...............................  38,200    1,404,996
         Goody's Family Clothing, Inc.(a)..........  48,900      563,817
         Great Atlantic & Pacific Tea Co., Inc.(a).  57,700    1,078,413
         Group 1 Automotive, Inc.(a)...............  34,650    1,321,897
         Hancock Fabrics, Inc......................  28,300      525,814
         Haverty Furniture Cos., Inc...............  32,500      641,875
         Hot Topic, Inc.(a)........................  47,200    1,260,712
         J. Jill Group, Inc.(a)....................  19,100      724,845
         Jo-Ann Stores, Inc. (Class "A" Stock)(a)..  28,300      826,360
         K-Swiss, Inc. (Class "A" Stock)...........  28,000      727,440
         Linens 'n Things, Inc.(a).................  66,100    2,168,741
         O'Reilly Automotive, Inc.(a)(b)...........  79,600    2,193,776
         Panera Bread Co. (Class "A" Stock)(a).....  43,200    1,489,104
         Pep Boys-Manny, Moe & Jack(b).............  77,400    1,304,190
         Pier 1 Imports, Inc....................... 140,850    2,957,850
         Quiksilver, Inc.(a).......................  33,500      830,800
         Regis Corp................................  65,100    1,758,937
         School Specialty, Inc.(a).................  27,100      719,776
         Shopko Stores, Inc.(a)....................  43,200      872,640
         Stein Mart, Inc.(a).......................  62,550      742,468
         Stride Rite Corp..........................  63,200      505,600
         The Children's Place Retail Stores,
          Inc.(a)(b)...............................  39,800    1,054,740
         The Gymboree Corp.(a).....................  43,350      694,467
         The Men's Wearhouse, Inc.(a)..............  61,850    1,577,175
         Too, Inc.(a)..............................  51,000    1,570,800
         Ultimate Electronics, Inc.(a).............  21,050      545,406
         Wet Seal, Inc.(a).........................  45,225    1,098,967
         Zale Corp.(a).............................  51,300    1,859,625
                                                            ------------
                                                              45,538,282
                                                            ------------
       Semiconductors -- 2.4%
         AstroPower, Inc.(a)(b)....................  32,750      643,210
         ATMI, Inc.(a).............................  46,000    1,029,020
         Axcelis Technologies, Inc.(a)............. 147,200    1,663,360
         Brooks-PRI Automation, Inc.(a)............  50,600    1,293,336

       COMMON STOCKS                                           Value
                                                    Shares    (Note 2)
       (Continued)                                  ------- ------------
       Semiconductors (cont'd.)
         DuPont Photomasks, Inc.(a)................  26,900 $    892,004
         ESS Technology, Inc.(a)(b)................  68,700    1,204,998
         Exar Corp.(a).............................  58,700    1,157,564
         Kopin Corp.(a)............................ 104,300      688,380
         Pericom Semiconductor Corp.(a)............  38,300      443,897
         Power Integrations, Inc.(a)...............  42,500      770,100
         Rudolph Technologies, Inc.(a).............  24,300      605,799
         Skyworks Solutions, Inc.(a)...............  66,500      369,075
         Therma-Wave, Inc.(a)......................  43,300      493,187
         Varian Semiconductor Equipment
          Associates, Inc.(a)(b)...................  49,900    1,693,107
         Veeco Instruments, Inc.(a)(b).............  43,686    1,009,583
                                                            ------------
                                                              13,956,620
                                                            ------------
       Software -- 2.1%
         ANSYS, Inc.(a)............................  22,200      446,220
         BARRA, Inc.(a)............................  32,800    1,219,504
         Captaris, Inc.(a).........................  48,000      141,600
         Catapult Communications Corp.(a)..........  19,600      428,672
         Concerto Software, Inc.(a)................  18,400      115,920
         Concord Communications, Inc.(a)...........  25,500      420,240
         Gerber Scientific, Inc.(a)................  33,200      116,532
         HNC Software, Inc.(a).....................  53,650      895,955
         Hyperion Solutions Corp.(a)...............  50,070      913,142
         MapInfo Corp.(a)..........................  22,750      207,025
         MICROS Systems, Inc.(a)...................  26,400      731,544
         MRO Software, Inc.(a).....................  34,800      396,024
         Netegrity, Inc.(a)........................  51,200      315,392
         PC-Tel, Inc.(a)...........................  30,100      203,747
         Rainbow Technologies, Inc.(a).............  40,100      197,292
         Roxio, Inc.(a)............................  28,900      208,080
         SCM Microsystems, Inc.(a).................  23,500      314,430
         SERENA Software, Inc.(a)..................  60,600      830,056
         SPSS, Inc.(a).............................  25,300      393,162
         Take-Two Interactive Software, Inc.(a)(b).  55,400    1,140,686
         THQ, Inc.(a)(b)...........................  59,175    1,764,598
         Verity, Inc.(a)...........................  53,700      595,533
         Zixit Corp.(a)(b).........................  26,600      145,768
                                                            ------------
                                                              12,141,122
                                                            ------------
       Supermarkets -- 0.2%
         Kronos, Inc.(a)...........................  29,600      902,474
                                                            ------------
       Technology -- 0.1%
         Systems & Computer Technology Corp.(a)....  50,000      675,500
                                                            ------------
       Telecommunications -- 0.7%
         Allen Telecom, Inc.(a)....................  45,800      196,940
         Aspect Communications Corp.(a)............  79,000      252,800
         Aware, Inc.(a)............................  34,100      129,580
         Boston Communications Group, Inc.(a)......  25,900      208,236
         Digi International, Inc.(a)...............  33,400      110,253
         General Communication, Inc.(a)............  83,300      555,611
         Harmonic, Inc.(a).........................  89,600      327,846
         Intermediate Telephone, Inc...............  36,400      617,344
         InterVoice-Brite, Inc.(a).................  51,200       82,432
         Metro One Telecommunications, Inc.(a).....  36,900      515,124
         Network Equipment Technologies, Inc.(a)...  33,300      143,190
         Symmetricom, Inc.(a)......................  33,450      122,093
         Tollgrade Communications, Inc.(a).........  20,400      299,268
         ViaSat, Inc.(a)...........................  39,000      328,770
                                                            ------------
                                                               3,889,487
                                                            ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


         COMMON STOCKS                                       Value
                                                   Shares   (Note 2)
         (Continued)                               ------ ------------
         Textiles -- 0.8%
           Angelica Corp.......................... 13,000 $    223,600
           Ashworth, Inc.(a)...................... 19,850      178,849
           G & K Services, Inc. (Class "A" Stock). 31,100    1,064,864
           Haggar Corp............................  9,600      154,080
           Kellwood Co............................ 34,525    1,122,062
           Nautica Enterprises, Inc.(a)........... 50,600      657,294
           Oshkosh B'Gosh, Inc. (Class "A" Stock). 19,000      826,308
           Oxford Industries, Inc................. 11,300      316,400
                                                          ------------
                                                             4,543,457
                                                          ------------
         Timber -- 0.1%
           Deltic Timber Corp..................... 17,900      617,192
                                                          ------------
         Transportation -- 0.4%
           Kansas City Southern(a)................ 90,400    1,536,800
           Pegasus Systems, Inc.(a)............... 37,300      652,750
                                                          ------------
                                                             2,189,550
                                                          ------------
         Trucking/Shipping -- 2.5%
           Arkansas Best Corp.(a)................. 37,400      952,952
           Forward Air Corp.(a)................... 32,750    1,073,545
           Heartland Express, Inc.(a)............. 75,209    1,799,752
           Kirby Corp.(a)......................... 36,300      887,535
           Landstar System, Inc.(a)............... 12,200    1,303,570
           Monaco Coach Corp.(a).................. 43,250      921,225
           Oshkosh Truck Corp..................... 25,400    1,501,394
           Roadway Corp........................... 29,100    1,045,563
           USFreightways Corp..................... 40,400    1,529,948
           Werner Enterprises, Inc................ 95,949    2,044,673
           Yellow Corp.(a)........................ 43,600    1,412,640
                                                          ------------
                                                            14,472,797
                                                          ------------
         Utility - Electric -- 1.9%
           Atmos Energy Corp...................... 62,100    1,455,624
           Avista Corp............................ 71,800      990,840
           Central Vermont Public Service Corp.... 17,500      315,000
           CH Energy Group, Inc................... 24,600    1,211,550
           El Paso Electric Co.(a)................ 76,000    1,052,600
           Green Mountain Power Corp..............  8,600      156,176

          COMMON STOCKS                                     Value
                                               Shares      (Note 2)
          (Continued)                         ---------- ------------
          Utility - Electric (cont'd.)
            NorthWestern Corp.(b)............     41,200 $    698,340
            Philadelphia Suburban Corp.......    103,322    2,087,104
            RGS Energy Group, Inc............     52,700    2,065,840
            UIL Holdings Corp................     21,725    1,183,144
                                                         ------------
                                                           11,216,218
                                                         ------------
          Utility - Water -- 0.1%
            American States Water Co.........     22,750      602,875
                                                         ------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $552,727,127)..........................  579,437,329
                                                         ------------
                                              Principal
                                               Amount
          SHORT-TERM                            (000)
          INVESTMENTS -- 8.3%                 ----------
          U.S. Government Agency Obligation -- 0.3%
          United States Treasury Bill,
           1.67%, 09/19/02(d)(e).............     $2,000    1,992,578
                                                         ------------
          Repurchase Agreement -- 0.4%
          Joint Repurchase Agreement Account,
           1.95%, 07/01/02 (Note 5)..........      2,039    2,039,000
                                                         ------------
                                               Shares
                                              ----------
          Mutual Funds -- 7.6%
          Prudential Core Investment Fund --
           Taxable Money Market Series
           (Note 4)(c)....................... 44,373,709   44,373,709
                                                         ------------
          TOTAL SHORT-TERM INVESTMENTS
           (cost $48,405,287)...........................   48,405,287
                                                         ------------
          TOTAL INVESTMENTS -- 107.8%
           (cost $601,132,414; Note 7)..................  627,842,616
          VARIATION MARGIN ON OPEN FUTURES
           CONTRACTS(f).................................       23,984
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (7.8)%.............................  (45,217,416)
                                                         ------------
          NET ASSETS -- 100.0%.......................... $582,649,184
                                                         ============

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $42,438,767; cash collateral $44,305,568 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Rate quoted represents yield-to-maturity as of purchase date.

(f)Open futures contracts as of June 30, 2002 were as follows:

Number of                      Expiration  Value at    Value at    Appreciation/
Contracts         Type            Date    Trade Date June 30, 2002 Depreciation
--------- -------------------- ---------- ---------- ------------- -------------
Long Positions:
    1     Russell 2000 Index    Sept 02   $  230,325  $  231,675     $  1,350
   17     S&P MidCap 400 Index  Sept 02    4,230,225   4,167,550      (62,675)
                                                                     --------
                                                                     $(61,325)
                                                                     ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

                ------------------------------------------------
                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                ------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


      LONG-TERM INVESTMENTS -- 100.0%                            Value
                                                      Shares    (Note 2)
      MUTUAL FUNDS                                    ------- -----------
        Prudential Jennison Portfolio................  77,519 $ 1,168,985
        SP Alliance Large Cap Growth Portfolio....... 203,754   1,185,848
        SP Davis Value Portfolio..................... 287,459   2,354,286
        SP Deutsche International Equity Portfolio... 296,900   2,155,496
        SP Jennison International Growth Portfolio    410,418   2,113,651
        SP Prudential U.S. Emerging Growth Portfolio. 269,271   1,413,671
        SP Small/Mid Cap Value Portfolio............. 130,893   1,528,829
                                                              -----------
      TOTAL INVESTMENTS -- 100.0%
       (cost $13,094,645; Note 7)............................  11,920,766
      LIABILITIES IN EXCESS OF OTHER ASSETS..................        (510)
                                                              -----------
      NET ASSETS -- 100.0%................................... $11,920,256
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

                        ---------------------------------
                        SP ALLIANCE TECHNOLOGY PORTFOLIO
                        ---------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


          LONG-TERM INVESTMENTS -- 92.1%                      Value
                                                     Shares  (Note 2)
          COMMON STOCKS                              ------ ----------
          Business Services -- 1.6%
            Accenture, Ltd. (Class "A" Stock)
             (Bermuda)(a)...........................  4,600 $   87,400
            Hewitt Associates, Inc.
             (Class "A" Stock)(a)...................    900     20,970
                                                            ----------
                                                               108,370
                                                            ----------
          Communication Equipment -- 4.4%
            Cisco Systems, Inc.(a).................. 14,300    199,485
            Juniper Networks, Inc.(a)...............  3,700     20,905
            Nokia Oyj, ADR (Finland)................  5,250     76,020
                                                            ----------
                                                               296,410
                                                            ----------
          Computer Hardware -- 7.3%
            Avocent Corp.(a)........................  4,150     66,068
            Brocade Communications Systems, Inc.(a).  4,400     76,912
            Dell Computer Corp.(a).................. 13,400    350,276
                                                            ----------
                                                               493,256
                                                            ----------
          Computer Services -- 21.3%
            Affiliated Computer Services, Inc.
             (Class "A" Stock)(a)...................  4,450    211,286
            Computer Sciences Corp.(a)..............  1,825     87,235
            Concord EFS, Inc.(a)....................  7,700    232,078
            DST Systems, Inc.(a)....................  4,700    214,837
            Exult, Inc.(a)..........................  3,650     23,725
            First Data Corp.........................  9,000    334,800
            Fiserv, Inc.(a).........................  7,430    272,755
            The BISYS Group, Inc.(a)................  1,700     56,610
                                                            ----------
                                                             1,433,326
                                                            ----------
          Contract Manufacturing -- 4.6%
            Celestica, Inc.(a)......................  2,300     52,233
            Flextronics International Ltd.(a)....... 11,100     79,143
            Sanmina Corp.(a)........................ 17,750    112,002
            Solectron Corp.(a)...................... 10,550     64,883
                                                            ----------
                                                               308,261
                                                            ----------
          Internet Content -- 5.4%
            eBay, Inc.(a)...........................  5,900    363,558
                                                            ----------
          Media -- 4.1%
            Cox Communications, Inc.
             (Class "A" Stock)(a)...................  4,100    112,955
            Viacom, Inc. (Class "B" Stock)(a).......  3,600    159,732
                                                            ----------
                                                               272,687
                                                            ----------
          Semiconductors -- 17.2%
            Altera Corp.(a).........................  6,700     91,120
            AU Optronics Corp. ADR (Taiwan)(a)......  2,550     21,191
            Fairchild Semiconductor Corp.
             (Class "A" Stock)(a)...................  3,550     86,265
            Intel Corp..............................  7,400    135,198
            Microchip Technology, Inc.(a)...........  6,715    184,192
            Micron Technology, Inc.(a)..............  5,550    112,221
            Taiwan Semiconductor Manufacturing Co.
             Ltd., ADR (Taiwan)(a).................. 20,660    268,580
            Texas Instruments, Inc..................  6,625    157,012
            United Microelectronics Corp., ADR(a)...  5,750     42,263
            Xilinx, Inc.(a).........................  2,650     59,439
                                                            ----------
                                                             1,157,481
                                                            ----------

                                                                Value
        COMMON STOCKS                                Shares    (Note 2)
        (Continued)                                 --------- ----------
        Semiconductor Equipment -- 8.0%
          Applied Materials, Inc.(a)...............   8,550   $  162,621
          KLA-Tencor Corp.(a)......................   3,000      131,970
          Maxim Integrated Products, Inc.(a).......   3,100      118,823
          Teradyne, Inc.(a)........................   5,400      126,900
                                                              ----------
                                                                 540,314
                                                              ----------
        Software -- 15.0%
          Business Objects SA, ADR(a)..............   2,850       80,085
          Electronic Arts, Inc.(a).................   3,125      206,406
          Informatica Corp.(a).....................   4,325       30,664
          Macrovision Corp.(a).....................   3,250       42,608
          Mercury Interactive Corp.(a).............   1,350       30,996
          Microsoft Corp.(a).......................   6,050      330,935
          Oracle Corp.(a)..........................   5,600       53,032
          PeopleSoft, Inc.(a)......................   6,200       92,256
          THQ, Inc.(a).............................   1,400       41,748
          VERITAS Software Corp.(a)................   5,200      102,908
                                                              ----------
                                                               1,011,638
                                                              ----------
        Telecommunications - Wireless -- 3.2%
          Motorola, Inc............................   9,350      134,827
          Sprint Corp. (PCS Group)(a)..............   8,850       39,560
          Vodafone Group PLC, ADR (United
           Kingdom)................................   2,660       36,309
                                                              ----------
                                                                 210,696
                                                              ----------
        TOTAL LONG-TERM INVESTMENTS
          (cost $8,022,295)................................    6,195,997
                                                              ----------

                                                    Principal
                                                     Amount
        SHORT-TERM                                    (000)
        INVESTMENTS -- 4.7%                         ---------
        Repurchase Agreement
          Joint Repurchase Agreement Account,
           1.95%, 07/01/02 (cost $318,000; Note 5)     $318      318,000
                                                              ----------
        TOTAL INVESTMENTS -- 96.8%
          (cost $8,340,295; Note 7)........................    6,513,997
        ASSETS IN EXCESS OF OTHER
         LIABILITIES -- 3.2%.................................    217,061
                                                              ----------
        NET ASSETS -- 100.0%................................. $6,731,058
                                                              ==========

The following abbreviations are used in portfolio descriptions:

         ADR American Depository Receipt
         Oyj Julkinen Osakeyhtio (Finnish Company)
         PLC Public Limited Company (British Limited Liability Company) SA Sociedad Anonima (Spanish Corporation) or Societe
             Anonyme (French Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

                     ---------------------------------------
                     SP BALANCED ASSET ALLOCATION PORTFOLIO
                     ---------------------------------------

                                                      June 30, 2002 (Unaudited)


       LONG-TERM INVESTMENTS -- 100.0%                         Value
                                                   Shares     (Note 2)
       MUTUAL FUNDS                               --------- ------------
       Prudential Jennison Portfolio.............   625,554 $  9,433,362
       SP Alliance Large Cap Growth Portfolio.... 1,642,412    9,558,836
       SP Davis Value Portfolio.................. 2,318,282   18,986,730
       SP Deutsche International Equity Portfolio   782,329    5,679,712
       SP Jennison International Growth Portfolio 1,081,383    5,569,124
       SP PIMCO High Yield Portfolio............. 1,780,886   16,384,148
       SP PIMCO Total Return Portfolio........... 2,623,624   28,597,505
       SP Prudential U.S. Emerging Growth
        Portfolio................................ 1,490,556    7,825,420
       SP Small/Mid Cap Value Portfolio..........   723,387    8,449,155
                                                            ------------
       TOTAL INVESTMENTS -- 100.0%
        (cost $118,733,114; Note 7)........................  110,483,992
       LIABILITIES IN EXCESS OF OTHER
        ASSETS.............................................       (4,549)
                                                            ------------
       NET ASSETS -- 100.0%................................ $110,479,443
                                                            ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

                   -------------------------------------------
                   SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


         LONG-TERM INVESTMENTS -- 100.0%                     Value
                                                 Shares     (Note 2)
         MUTUAL FUNDS                           --------- -----------
         Jennison Portfolio....................   377,996 $ 5,700,185
         SP Alliance Large Cap Growth Portfolio   992,301   5,775,189
         SP Davis Value Portfolio.............. 1,400,959  11,473,851
         SP PIMCO High Yield Portfolio......... 1,674,386  15,404,350
         SP PIMCO Total Return Portfolio....... 2,960,382  32,268,168
         SP Prudential U.S. Emerging Growth
          Portfolio............................   700,434   3,677,278
         SP Small/Mid Cap Value Portfolio......   340,017   3,971,394
                                                          -----------
         TOTAL INVESTMENTS -- 100.0%
          (cost $82,878,070; Note 7).....................  78,270,415
         LIABILITIES IN EXCESS OF OTHER
          ASSETS.........................................      (3,212)
                                                          -----------
         NET ASSETS -- 100.0%............................ $78,267,203
                                                          ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

                      -------------------------------------
                      SP GROWTH ASSET ALLOCATION PORTFOLIO
                      -------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


       LONG-TERM INVESTMENTS -- 100.0%                         Value
                                                   Shares     (Note 2)
       MUTUAL FUNDS                               --------- -----------
       Prudential Jennison Portfolio.............   525,380 $ 7,922,732
       SP Alliance Large Cap Growth Portfolio.... 1,379,823   8,030,569
       SP Davis Value Portfolio.................. 1,947,183  15,947,432
       SP Deutsche International Equity Portfolio 1,022,238   7,421,446
       SP Jennison International Growth Portfolio 1,412,904   7,276,454
       SP PIMCO High Yield Portfolio.............   775,700   7,136,438
       SP PIMCO Total Return Portfolio...........   685,906   7,476,372
       SP Prudential U.S. Emerging Growth
        Portfolio................................   973,273   5,109,685
       SP Small/Mid Cap Value Portfolio..........   472,736   5,521,554
                                                            -----------
       TOTAL INVESTMENTS -- 100.0%
         (cost $78,592,156; Note 7)......................    71,842,682
       LIABILITIES IN EXCESS OF OTHER ASSETS...............      (2,997)
                                                            -----------
       NET ASSETS -- 100.0%................................ $71,839,685
                                                            ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

                   ------------------------------------------
                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


       LONG-TERM INVESTMENTS -- 84.7%                           Value
                                                       Shares  (Note 2)
       COMMON STOCKS                                   ------ -----------
       Advertising -- 0.4%
         Getty Images, Inc.(a)........................  2,200 $    47,894
                                                              -----------
       Aerospace/Defense -- 0.6%
         Alliant Techsystems, Inc.(a).................  1,050      66,990
                                                              -----------
       Apparel -- 3.8%
         American Eagle Outfitters, Inc.(a)...........  3,600      76,104
         AnnTaylor Stores Corp.(a)....................  3,100      78,709
         Coach, Inc.(a)...............................  1,800      98,820
         Stage Stores, Inc.(a)........................  4,100     142,434
         Urban Outfitters, Inc.(a)....................  1,100      38,192
                                                              -----------
                                                                  434,259
                                                              -----------
       Auto Parts & Equipment -- 1.7%
         O'Reilly Automotive, Inc.(a).................  3,200      88,192
         Tower Automotive, Inc.(a)....................  7,600     106,020
                                                              -----------
                                                                  194,212
                                                              -----------
       Banking -- 5.4%
         City National Corp...........................  1,750      94,063
         Commerce Bancorp, Inc........................  1,900      83,980
         Cullen/Frost Bankers, Inc....................  2,500      89,875
         Greater Bay Bancorp..........................  3,900     119,964
         Investors Financial Services Corp............  4,300     144,222
         Silicon Valley Bancshares(a).................  3,300      86,988
                                                              -----------
                                                                  619,092
                                                              -----------
       Commercial Services -- 0.1%
         iDine Rewards Network, Inc.(a)...............    900      10,350
                                                              -----------
       Computer Software & Services -- 8.8%
         Anteon International Corp.(a)................  1,500      37,920
         Aspen Technology, Inc.(a)....................  4,400      36,696
         Concurrent Computer Corp.(a).................  6,000      27,900
         Jack Henry & Associates, Inc.................  2,400      40,056
         Manhattan Associates, Inc.(a)................  3,500     112,560
         Manugistics Group, Inc.(a)...................  5,100      31,161
         Overture Services, Inc.(a)...................  4,600     112,240
         PEC Solutions, Inc.(a).......................  4,000      95,680
         Pixar, Inc.(a)...............................    400      17,618
         Precise Software Solutions, Ltd.(a)..........  4,000      38,200
         Quest Software, Inc.(a)......................  5,600      81,368
         Retek, Inc.(a)...............................  4,800     116,640
         SkillSoft Corp.(a)...........................    100         785
         SRA International, Inc. (Class "A" Stock)(a).    400      10,792
         T-HQ, Inc.(a)................................  1,500      44,730
         The BISYS Group, Inc.(a).....................  2,000      66,600
         Tier Technologies, Inc. (Class "B" Stock)(a)   7,150     127,413
                                                              -----------
                                                                  998,359
                                                              -----------
       Consulting -- 1.4%
         Corporate Executive Board Co.(a).............  2,600      89,050
         FTI Consulting, Inc.(a)......................  2,000      70,020
                                                              -----------
                                                                  159,070
                                                              -----------
       Containers -- 0.8%
         Crown Cork & Seal Co., Inc.(a)............... 12,500      85,625
                                                              -----------
       Distribution/Wholesalers -- 3.0%
         D & K Healthcare Resources, Inc..............  2,000      70,520
         Insight Enterprises, Inc.(a).................  4,600     115,874

                                                                Value
        COMMON STOCKS                                  Shares  (Note 2)
        (Continued)                                    ------ ----------
        Distribution/Wholesalers (cont'd.)
          Performance Food Group Co.(a)...............  3,500 $  118,510
          United Natural Foods, Inc.(a)...............  1,900     37,430
                                                              ----------
                                                                 342,334
                                                              ----------
        Diversified Manufacturing Operations -- 0.8%
          Kennametal, Inc.............................  1,600     58,560
          Playtex Products, Inc.(a)...................  2,700     34,965
                                                              ----------
                                                                  93,525
                                                              ----------
        Education -- 3.0%
          Career Education Corp.(a)...................  2,900    130,500
          Corinthian Colleges, Inc.(a)................  5,100    172,839
          University of Phoenix Online(a).............  1,466     43,423
                                                              ----------
                                                                 346,762
                                                              ----------
        Electronics -- 9.7%
          Aeroflex, Inc.(a)........................... 10,700     74,365
          ATMI, Inc.(a)...............................  3,000     67,110
          Brooks-PRI Automation, Inc.(a)..............  3,650     93,294
          Cohu, Inc...................................  3,300     57,024
          Exar Corp.(a)...............................  5,500    108,460
          Microsemi Corp.(a)..........................  4,700     31,020
          Microtune, Inc.(a)..........................  5,800     51,678
          OmniVision Technologies, Inc.(a)............  1,300     18,655
          OSI Systems, Inc.(a)........................  3,900     77,337
          Plexus Corp.(a).............................  3,600     65,160
          QLogic Corp.(a).............................  2,300     87,630
          Semtech Corp.(a)............................  3,000     80,100
          Silicon Laboratories, Inc.(a)...............  3,600    100,764
          Skyworks Solutions, Inc.(a).................  3,750     20,812
          Varian Semiconductor Equipment
           Associates, Inc.(a)........................  3,000    101,790
          Zoran Corp.(a)..............................  3,300     75,603
                                                              ----------
                                                               1,110,802
                                                              ----------
        Electronic Components -- 0.7%
          Cymer, Inc.(a)..............................  2,400     84,096
                                                              ----------
        Financial Services -- 2.8%
          Affiliated Managers Group, Inc.(a)..........    800     49,200
          Biotech HOLDRs Trust........................    700     58,240
          Eaton Vance Corp............................  2,100     65,520
          Raymond James Financial, Inc................  2,500     71,175
          Waddell & Reed Financial, Inc.
           (Class "A" Stock)..........................  3,250     74,490
                                                              ----------
                                                                 318,625
                                                              ----------
        Food & Beverage -- 1.1%
          American Italian Pasta Co.
           (Class "A" Stock)(a).......................  2,400    122,376
                                                              ----------
        Gaming -- 0.8%
          Alliance Gaming Corp.(a)....................  7,500     93,600
                                                              ----------
        Health Services -- 2.8%
          DaVita, Inc.(a).............................  1,500     35,700
          First Health Group Corp.(a).................  4,000    112,160
          Neurocrine Biosciences, Inc.(a).............  1,300     37,245
          Pharmaceutical Product Development, Inc.(a).  3,700     97,458
          Renal Care Group, Inc.(a)...................  1,300     40,495
                                                              ----------
                                                                 323,058
                                                              ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

             ------------------------------------------------------
             SP INVESCO SMALL COMPANY GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                  Value
       COMMON STOCKS                                      Shares (Note 2)
       (Continued)                                        ------ --------
       Hospitals -- 1.5%
         Province Healthcare Co.(a)...................... 4,700  $105,092
         United Surgical Partners International, Inc.(a)  2,100    65,058
                                                                 --------
                                                                  170,150
                                                                 --------
       Human Resources -- 2.0%
         Cross Country, Inc.(a).......................... 3,400   128,520
         Heidrick & Struggles International, Inc.(a)..... 5,000    99,850
                                                                 --------
                                                                  228,370
                                                                 --------
       Instrument - Controls -- 1.6%
         Itron, Inc.(a).................................. 2,900    76,067
         Millipore Corp.................................. 1,250    39,975
         Photon Dynamics, Inc.(a)........................ 2,200    66,000
                                                                 --------
                                                                  182,042
                                                                 --------
       Insurance -- 1.3%
         Arthur J. Gallagher & Co........................ 2,000    69,300
         Hub International, Ltd.......................... 5,500    82,940
                                                                 --------
                                                                  152,240
                                                                 --------
       Leisure Facilities -- 0.4%
         Intrawest Corp.................................. 2,600    44,148
                                                                 --------
       Media -- 3.5%
         Cumulus Media, Inc. (Class "A" Stock)(a)........ 5,900    81,302
         Entravision Communications Corp.
          (Class "A" Stock)(a)........................... 8,100    99,225
         Lin TV Corp. (Class "A" Stock)(a)............... 4,000   108,160
         Radio One, Inc. (Class "D" Stock)(a)............ 5,500    81,785
         Regent Communications, Inc.(a).................. 4,600    32,471
                                                                 --------
                                                                  402,943
                                                                 --------
       Medical Products -- 6.3%
         Accredo Health, Inc.(a)......................... 1,275    58,828
         Atrix Laboratories, Inc.(a)..................... 2,900    64,525
         Cephalon, Inc.(a)............................... 1,300    58,760
         Cerner Corp.(a)................................. 1,900    90,877
         CTI Molecular Imaging, Inc.(a).................. 3,100    71,114
         First Horizon Pharmaceutical Corp.(a)........... 2,800    57,932
         Noven Pharmaceuticals, Inc.(a).................. 3,800    96,900
         NPS Pharmaceuticals, Inc.(a).................... 1,000    15,320
         Scios, Inc.(a).................................. 4,100   125,501
         Varian Medical Systems, Inc.(a)................. 1,900    77,045
                                                                 --------
                                                                  716,802
                                                                 --------
       Oil & Gas Equipment & Services -- 2.4%
         Cal Dive International, Inc.(a).................   595    13,090
         FMC Technologies, Inc.(a)....................... 4,200    87,192
         Maverick Tube Corp.(a).......................... 4,000    60,000
         Smith International, Inc.(a).................... 1,600   109,104
                                                                 --------
                                                                  269,386
                                                                 --------
       Oil & Gas Exploration & Production -- 4.0%
         Evergreen Resources, Inc.(a).................... 2,400   102,000
         Patterson-UTI Energy, Inc.(a)................... 4,600   129,858
         Precision Drilling Corp.(a)..................... 3,300   114,642
         Pride International, Inc.(a).................... 6,700   104,922
                                                                 --------
                                                                  451,422
                                                                 --------
       Publishing & Printing -- 0.7%
         McClatchy Co. (Class "A" Stock)................. 1,200    77,100
                                                                 --------

                                                              Value
        COMMON STOCKS                             Shares     (Note 2)
        (Continued)                              --------- -----------
        Restaurants -- 1.3%
          California Pizza Kitchen, Inc.(a).....   2,800   $    69,440
          Panera Bread Co. (Class "A" Stock)(a).   2,200        75,834
                                                           -----------
                                                               145,274
                                                           -----------
        Retail -- 7.8%
          Aeropostale, Inc.(a)..................     600        16,422
          Cost Plus, Inc./California(a).........   2,700        82,566
          Duane Reade, Inc.(a)..................   3,700       125,985
          Linens 'n Things, Inc.(a).............   3,700       121,397
          Pier 1 Imports, Inc...................   3,300        69,300
          Ross Stores, Inc......................   1,600        65,200
          Too, Inc.(a)..........................   4,100       126,280
          Tuesday Morning Corp.(a)..............   3,800        70,528
          Whole Foods Market, Inc.(a)...........   1,200        57,864
          Williams-Sonoma, Inc.(a)..............   1,100        33,726
          Yankee Candle Co., Inc.(a)............   4,600       124,614
                                                           -----------
                                                               893,882
                                                           -----------
        Telecommunications -- 1.0%
          Anaren Microwave, Inc.(a).............   4,600        39,744
          Polycom, Inc.(a)......................   3,200        38,368
          Tekelec(a)............................   4,150        33,325
                                                           -----------
                                                               111,437
                                                           -----------
        Trucking -- 1.5%
          J.B. Hunt Transport Services, Inc.(a).   1,700        50,184
          Yellow Corp.(a).......................   3,600       116,640
                                                           -----------
                                                               166,824
                                                           -----------
        Waste Management -- 1.7%
          Stericycle, Inc.(a)...................   3,000       106,230
          Waste Connections, Inc.(a)............   2,700        84,348
                                                           -----------
                                                               190,578
                                                           -----------
        TOTAL LONG-TERM INVESTMENT
         (cost $9,990,604)................................   9,653,627
                                                           -----------

                                                 Principal
                                                  Amount
        SHORT-TERM                                 (000)
        INVESTMENTS -- 15.5%                     ---------
        Repurchase Agreement
          Joint Repurchase Agreement
           Account (Note 5),
           1.95%, 07/01/02 (cost $1,770,000)....  $1,770     1,770,000
                                                           -----------
        TOTAL INVESTMENTS -- 100.2%
          (cost $11,760,604; Note 7)......................  11,423,627
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (0.2)%.................................     (27,464)
                                                           -----------
        NET ASSETS -- 100.0%.............................. $11,396,163
                                                           ===========

The following abbreviations are used in portfolio descriptions:

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

                   -------------------------------------------
                   SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



          LONG-TERM INVESTMENTS -- 82.5%                     Value
                                                  Shares    (Note 2)
          COMMON STOCKS -- 76.6%                 --------- -----------
          Australia -- 1.7%
            Brambles Industries, Ltd............   175,894 $   932,128
                                                           -----------
          Austria -- 1.0%
            Erste Bank der oesterreichischen
             Sparkassen AG......................     7,200     514,474
                                                           -----------
          Belgium -- 1.7%
            Interbrew...........................    32,500     933,083
                                                           -----------
          Bermuda -- 2.4%
            XL Capital, Ltd., (Class "A" Stock).    15,300   1,295,910
                                                           -----------
          Denmark -- 1.9%
            Group 4 Falck A/S...................    29,600   1,023,175
                                                           -----------
          Finland -- 2.8%
            Nokia Oyj...........................   101,400   1,484,152
                                                           -----------
          France -- 14.0%
            Aventis SA..........................    18,081   1,281,258
            Credit Agricole SA..................    48,870   1,085,968
            Sanofi-Synthelabo SA................    21,700   1,320,178
            Societe Television Francaise 1......    45,300   1,212,885
            Thomson Multimedia(a)...............    51,600   1,220,527
            TotalFinaElf SA.....................     8,603   1,396,831
                                                           -----------
                                                             7,517,647
                                                           -----------
          Germany -- 2.0%
            Bayerische Motoren Werke (BMW) AG...    25,890   1,051,167
                                                           -----------
          Hong Kong -- 8.2%
            ASM Pacific Technology, Ltd.........   202,500     445,257
            Convenience Retail Asia, Ltd.(a)....   372,648     138,554
            Esprit Holdings, Ltd................   341,188     656,155
            Johnson Electric Holdings, Ltd...... 1,337,400   1,577,504
            Li & Fung, Ltd...................... 1,165,100   1,583,400
                                                           -----------
                                                             4,400,870
                                                           -----------
          Italy -- 4.4%
            Banco Popolare di Verona e
             Novara Scrl........................    37,454     485,686
            Tod's SpA...........................    12,128     527,028
            UniCredito Italiano SpA.............   300,900   1,361,068
                                                           -----------
                                                             2,373,782
                                                           -----------
          Japan -- 3.6%
            NTT DoCoMo, Inc.....................       306     753,153
            ORIX Corp...........................    14,400   1,161,794
                                                           -----------
                                                             1,914,947
                                                           -----------
          Mexico -- 2.1%
            Grupo Financiero BBVA Bancomer
             SA de CV (Class "O" Stock)......... 1,392,200   1,138,153
                                                           -----------
          Netherlands -- 1.2%
            ASM International NV(a).............     4,900      84,574
            ASML Holding NV(a)..................    36,100     571,522
            VNU NV..............................       343       9,532
                                                           -----------
                                                               665,628
                                                           -----------
          Norway -- 0.8%
            Tanderg ASA(a)......................    34,700     409,240
                                                           -----------
          South Korea -- 6.0%
            Hite Brewery Co., Ltd...............    15,610     962,843
            Hyundai Mobis.......................    28,080     592,897

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                           ---------- -----------
         South Korea (cont'd.)
           Kookmin Bank, ADR..................     24,000 $ 1,179,600
           NCsoft Corp........................      4,315     509,351
                                                          -----------
                                                            3,244,691
                                                          -----------
         Spain -- 5.1%
           Banco Popular Espanol SA...........     47,019   2,078,991
           Industria de Diseno Textil SA(a)...     31,500     665,136
                                                          -----------
                                                            2,744,127
                                                          -----------
         Sweden -- 3.1%
           Nobel Biocare Holding AG(a)........     12,100     837,478
           Securitas AB (Class "B" Stock).....     41,400     851,408
                                                          -----------
                                                            1,688,886
                                                          -----------
         United Kingdom -- 14.6%
           Capita Group PLC...................    244,016   1,160,495
           Pearson PLC........................    142,744   1,419,740
           Reckitt Benckiser PLC..............     80,709   1,448,001
           Reed Elsevier PLC..................     92,100     875,319
           Shire Pharmaceuticals Group PLC(a).    137,900   1,219,165
           Tesco PLC..........................    481,186   1,749,329
                                                          -----------
                                                            7,872,049
                                                          -----------
         TOTAL COMMON STOCKS
           (cost $42,389,493).................             41,204,109
                                                          -----------
         PREFERRED STOCKS -- 5.9%
         Germany
           Porsche AG.........................      3,961   1,887,532
           Wella AG...........................     21,900   1,300,984
                                                          -----------
                                                            3,188,516
                                                          -----------
         TOTAL PREFERRED STOCKS
           (cost $2,588,051)...........................     3,188,516
                                                          -----------
         TOTAL LONG-TERM INVESTMENTS
           (cost $44,977,544)..........................    44,392,625
                                                          -----------
         SHORT-TERM INVESTMENT -- 28.0%
         Mutual Fund
         Prudential Core Investment Fund --
          Taxable Money Market Series
          (cost $15,051,087; Note 4).......... 15,051,087  15,051,087
                                                          -----------
         TOTAL INVESTMENTS -- 110.5%
          (cost $60,028,631; Note 7).....................  59,443,712
                                                          -----------
         UNREALIZED DEPRECIATION ON FORWARD
          FOREIGN CURRENCY CONTRACTS, NET(b).............      (2,262)
         OTHER LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (10.5)%..............................  (5,650,480)
                                                          -----------
         TOTAL NET ASSETS -- 100.0%...................... $53,790,970
                                                          ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

             -------------------------------------------------------
             SP JENNISON INTERNATIONAL GROWTH PORTFOLIO (Continued)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



The industry classification of portfolio of holdings and other liabilities in excess of assets shown as a percentage of net assets as of June 30, 2002 were as follows:

              Mutual Funds...............................   28.0%
              Consumer Discretionary.....................   20.7%
              Consumer Staples...........................   12.1%
              Financials.................................   11.8%
              Industrials................................    8.4%
              Information Technology.....................    6.5%
              Finance....................................    5.2%
              Health Care................................    4.8%
              Commercial Banking.........................    3.8%
              Energy.....................................    2.6%
              Banks & Financial Services.................    2.2%
              Capital Goods..............................    1.9%
              Telecommunication Services.................    1.4%
              Consumer Durable Goods.....................    1.1%
                                                          -------
                                                           110.5%
                                                          -------
              Forward currency contracts.................      --
              Other liabilities in excess of other assets (10.5)%
                                                          -------
                                                           100.0%
                                                          =======

The following abbreviations are used in the portfolio descriptions:

ADR American Depository Receipt
AB  Aktiebolag (Swedish Company)
AG  Aktiengesellschaft (German Corporation)
A/S Aktieselskap (Danish Company)
NV  Naamloze Vennootschap (Dutch
    Corporation)
Oyj Julkinen Osakeyhtio (Finnish
    Corporation)
PLC Public Limited Company (British Limited
    Liability Company)
SA  Sociedad Anonima (Spanish Corporation)
    or Societe Anonyme (French Corporation)
SpA Societa per Azioni (Italian Corporation)

(a) Non-income producing security.

(b) Outstanding forward foreign currency contracts as of June 30, 2002 were as follows:

                                        Value at       Value at    Appreciation/
Foreign Currency Contract            Settlement Date June 30, 2002 Depreciation
-------------------------            --------------- ------------- -------------
Purchased:
  Euro expiring 7/2/02                  $883,900       $882,146       $(1,754)
  Hong Kong Dollars expiring 7/2/02      844,155        844,175            20
  Pound Sterling expiring 7/2/02         586,659        586,897           238
Sold:
  Pound Sterling expiring 7/1/02         297,738        298,504          (766)
                                                                      -------
                                                                      $(2,262)
                                                                      =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

                          -----------------------------
                          SP LARGE CAP VALUE PORTFOLIO
                          -----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



            LONG-TERM INVESTMENTS -- 99.0%                 Value
                                                  Shares  (Note 2)
            COMMON STOCKS                         ------ ----------
            Aerospace/Defense -- 3.3%
              Boeing Co. (The)...................  2,800 $  126,000
              General Dynamics Corp..............  1,500    159,525
              Lockheed Martin Corp...............  6,100    423,950
              Northrop Grumman Corp..............  3,200    400,000
              United Technologies Corp...........  1,300     88,270
                                                         ----------
                                                          1,197,745
                                                         ----------
            Airlines -- 1.0%
              AMR Corp.(a).......................  5,000     84,300
              Continental Airlines, Inc.
               (Class "B" Stock)(a)..............  3,400     53,652
              Delta Air Lines, Inc...............    700     14,000
              Northwest Airlines Corp.
               (Class "A" Stock)(a).............. 11,800    142,308
              Southwest Airlines Co..............  1,600     25,856
              UAL Corp...........................  2,200     25,168
                                                         ----------
                                                            345,284
                                                         ----------
            Appliances & Home Furnishings -- 0.4%
              American Standard Cos., Inc.(a)....  2,100    157,710
                                                         ----------
            Automobiles & Trucks -- 1.4%
              American Axle & Manufacturing
               Holdings, Inc.(a).................    700     20,818
              General Motors Corp................  4,100    219,145
              Navistar International Corp.(a)....  7,600    243,200
                                                         ----------
                                                            483,163
                                                         ----------
            Banks and Savings & Loans -- 10.9%
              Bank of America Corp............... 15,500  1,090,580
              Bank One Corp...................... 17,700    681,096
              Fifth Third Bancorp................  2,900    193,285
              FleetBoston Financial Corp......... 10,118    327,317
              Huntington Bancshares, Inc......... 11,700    227,214
              Sovereign Bancorp, Inc............. 15,000    224,250
              U.S. Bancorp.......................  5,700    133,095
              Wachovia Corp...................... 12,700    484,886
              Wells Fargo & Co................... 11,200    560,672
                                                         ----------
                                                          3,922,395
                                                         ----------
            Chemicals -- 2.8%
              Engelhard Corp.....................  1,500     42,480
              Georgia Gulf Corp..................  1,600     42,304
              Lyondell Chemical Co............... 17,200    259,720
              Millennium Chemicals, Inc.......... 19,900    279,595
              PPG Industries, Inc................    700     43,330
              Praxair, Inc.......................  6,100    347,517
                                                         ----------
                                                          1,014,946
                                                         ----------
            Commercial Services -- 0.8%
              Exult, Inc.(a).....................  3,500     22,750
              First Data Corp....................  3,700    137,640
              ProLogis...........................  4,700    122,200
                                                         ----------
                                                            282,590
                                                         ----------
            Construction & Housing -- 1.2%
              Centex Corp........................  3,900    225,381
              Fluor Corp.........................    300     11,685
              Masco Corp.........................  3,000     81,330
              Pulte Homes, Inc...................  1,700     97,716
                                                         ----------
                                                            416,112
                                                         ----------

                                                               Value
        COMMON STOCKS                                 Shares  (Note 2)
        (Continued)                                   ------ ----------
        Consumer Services -- 2.2%
          Avery Dennison Corp........................  4,200 $  263,550
          McDonald's Corp............................ 18,900    537,705
                                                             ----------
                                                                801,255
                                                             ----------
        Containers -- 1.4%
          Pactiv Corp.(a)............................ 19,800    471,240
          Sealed Air Corp.(a)........................  1,100     44,297
                                                             ----------
                                                                515,537
                                                             ----------
        Diversified Consumer Products -- 6.1%
          Black & Decker Corp........................  4,500    216,900
          Coca-Cola Co...............................  6,400    358,400
          Estee Lauder Cos., Inc. (Class "A" Stock)..  6,700    235,840
          Gillette Co................................ 13,800    467,406
          Kimberly-Clark Corp........................  4,800    297,600
          Philip Morris Cos., Inc....................  8,600    375,648
          Procter & Gamble Co........................  2,100    187,530
          Tropical Sportswear International Corp.(a).  2,500     55,475
                                                             ----------
                                                              2,194,799
                                                             ----------
        Diversified Operations -- 3.5%
          3M Co......................................  1,500    184,500
          Albany International Corp.
           (Class "A" Stock).........................  5,600    150,696
          Danaher Corp...............................  1,100     72,985
          Honeywell International, Inc...............    600     21,138
          Illinois Tool Works, Inc...................  2,900    198,070
          Pentair, Inc...............................    900     43,272
          Snap-on, Inc...............................  9,100    270,179
          SPX Corp.(a)...............................    600     70,500
          Viad Corp..................................  6,100    158,600
          York International Corp....................  2,400     81,096
                                                             ----------
                                                              1,251,036
                                                             ----------
        Drugs & Medical Supplies -- 3.3%
          Abbott Laboratories........................  2,300     86,595
          Bristol-Myers Squibb Co....................  7,800    200,460
          Johnson & Johnson..........................  6,500    339,690
          Merck & Co., Inc...........................  3,500    177,240
          Pfizer, Inc................................  4,900    171,500
          Wyeth......................................  4,200    215,040
                                                             ----------
                                                              1,190,525
                                                             ----------
        Electronics -- 0.8%
          Adobe Systems, Inc.........................  3,200     91,200
          Agere Systems, Inc. (Class "A" Stock)(a)... 12,900     18,060
          Agilent Technologies, Inc.(a)..............    400      9,460
          FPL Group, Inc.............................    900     53,991
          KLA-Tencor Corp.(a)........................  1,600     70,384
          Micron Technology, Inc.(a).................  2,300     46,506
                                                             ----------
                                                                289,601
                                                             ----------
        Financial Services -- 12.4%
          Citigroup, Inc............................. 34,694  1,344,393
          Federal Home Loan Mortgage Corp............  3,300    201,960
          Federal National Mortgage Association......  2,400    177,000
          Goldman Sachs Group, Inc...................  1,800    132,030
          Household International, Inc...............  1,000     49,700
          J.P. Morgan Chase & Co..................... 30,700  1,041,344
          Lehman Brothers Holdings, Inc..............  3,300    206,316

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B60

                    -----------------------------------------
                    SP LARGE CAP VALUE PORTFOLIO (Continued)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                              Value
          COMMON STOCKS                              Shares  (Note 2)
          (Continued)                                ------ ----------
          Financial Services (cont'd.)
            MBIA, Inc...............................  6,100 $  344,833
            MBNA Corp...............................  2,100     69,447
            Merrill Lynch & Co., Inc................ 10,100    409,050
            Morgan Stanley Dean Witter & Co......... 11,400    491,112
                                                            ----------
                                                             4,467,185
                                                            ----------
          Food & Beverage -- 1.1%
            ConAgra Foods, Inc......................  3,300     91,245
            Kraft Foods, Inc. (Class "A" Stock).....  4,500    184,275
            PepsiCo, Inc............................  2,100    101,220
                                                            ----------
                                                               376,740
                                                            ----------
          Healthcare Service -- 1.6%
            HCA, Inc................................  3,400    161,500
            Tenet Healthcare Corp.(a)...............  3,400    243,270
            UnitedHealth Group, Inc.................  1,900    173,945
                                                            ----------
                                                               578,715
                                                            ----------
          Industrial Technology -- 0.8%
            Kennametal, Inc.........................  1,400     51,240
            Parker-Hannifin Corp....................  3,200    152,928
            Thermo Electron Corp.(a)................  5,000     82,500
                                                            ----------
                                                               286,668
                                                            ----------
          Insurance -- 6.5%
            AFLAC, Inc..............................  7,500    240,000
            Allstate Corp...........................  9,700    358,706
            AMBAC Financial Group, Inc..............  3,650    245,280
            American International Group, Inc....... 17,800  1,214,494
            Hartford Financial Services Group, Inc..  2,200    130,834
            MetLife, Inc............................  5,000    144,000
                                                            ----------
                                                             2,333,314
                                                            ----------
          Leisure -- 0.9%
            Harrah's Entertainment, Inc.(a).........  7,500    332,625
                                                            ----------
          Media -- 3.9%
            AOL Time Warner, Inc.(a)................ 19,300    283,084
            Clear Channel Communications, Inc.(a)...  7,900    252,958
            Comcast Corp. (Class "A" Stock)(a)......  7,400    176,416
            Fox Entertainment Group, Inc.
             (Class "A" Stock)(a)...................  5,700    123,975
            Omnicom Group, Inc......................  2,600    119,080
            The McGraw-Hill Cos., Inc...............  1,100     65,670
            The Walt Disney Co......................  4,600     86,940
            Viacom, Inc. (Class "B" Stock)(a).......  6,200    275,094
                                                            ----------
                                                             1,383,217
                                                            ----------
          Metal & Minerals -- 1.8%
            Alcan, Inc. (Canada)....................  4,200    157,584
            Alcoa, Inc..............................  5,400    179,010
            Freeport-McMoRan Copper & Gold, Inc.
             (Class "B" Stock)(a)...................  2,400     42,840
            Phelps Dodge Corp.......................  6,500    267,800
                                                            ----------
                                                               647,234
                                                            ----------
          Oil & Gas -- 11.6%
            ChevronTexaco Corp...................... 12,064  1,067,664
            Conoco, Inc............................. 14,500    403,100
            Equitable Resources, Inc................  4,200    144,060
            Exxon Mobil Corp........................ 44,400  1,816,848

                                                              Value
         COMMON STOCKS                               Shares  (Note 2)
         (Continued)                                 ------ ----------
         Oil & Gas (cont'd.)
           Northeast Utilities......................  4,900 $   92,169
           Phillips Petroleum Co....................  7,440    438,067
           Smith International, Inc.(a).............    200     13,638
           Suncor Energy, Inc.......................  1,600     28,576
           Valero Energy Corp.......................    300     11,226
           Weatherford International, Ltd.(a).......  3,300    142,560
                                                            ----------
                                                             4,157,908
                                                            ----------
         Real Estate Investment Trust -- 1.6%
           Apartment Investment & Management Co.
            (Class "A" Stock).......................  3,800    186,960
           Equity Office Properties Trust...........  6,100    183,610
           Equity Residential Properties Trust......  3,300     94,875
           Simon Property Group, Inc................  3,400    125,256
                                                            ----------
                                                               590,701
                                                            ----------
         Retail -- 3.5%
           Best Buy Co., Inc.(a)....................  1,200     43,560
           Big Lots, Inc.(a)........................  4,100     80,688
           CDW Computer Centers, Inc.(a)............  1,500     70,215
           CVS Corp................................. 14,300    437,580
           Home Depot, Inc..........................  1,200     44,076
           Kohl's Corp.(a)..........................  2,200    154,176
           Saks, Inc.(a)............................  2,500     32,100
           Target Corp..............................  1,600     60,960
           The Limited, Inc......................... 15,900    338,670
                                                            ----------
                                                             1,262,025
                                                            ----------
         Technology -- 1.7%
           Apple Computer, Inc.(a).................. 10,400    184,288
           Comverse Technology, Inc.(a).............  1,100     10,186
           Dell Computer Corp.(a)...................    700     18,298
           Hewlett-Packard Co.......................    400      6,112
           Microsoft Corp.(a).......................  2,900    158,630
           Millipore Corp...........................  1,600     51,168
           NCR Corp.(a).............................  3,700    128,020
           Sun Microsystems, Inc.(a)................  4,700     23,547
           The InterCept Group, Inc.(a).............  1,500     31,080
                                                            ----------
                                                               611,329
                                                            ----------
         Telecommunications -- 6.3%
           AT&T Corp................................ 32,500    347,750
           BellSouth Corp........................... 19,300    607,950
           Motorola, Inc............................ 11,800    170,156
           Qwest Communications International, Inc.. 14,100     39,480
           SBC Communications, Inc..................  8,000    244,000
           Verizon Communications, Inc.............. 21,600    867,240
                                                            ----------
                                                             2,276,576
                                                            ----------
         Transportation -- 0.2%
           Kansas City Southern(a)..................  3,900     66,300
                                                            ----------
         Utility - Electric -- 5.9%
           Ameren Corp..............................  7,600    326,876
           Dominion Resources, Inc..................  6,400    423,680
           Entergy Corp.............................  3,500    148,540
           FirstEnergy Corp......................... 10,100    337,138
           KeySpan Corp.............................  2,500     94,125
           Kinder Morgan, Inc.......................  4,900    186,298

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B61

                    -----------------------------------------
                    SP LARGE CAP VALUE PORTFOLIO (Continued)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                          Value
             COMMON STOCKS                       Shares  (Note 2)
             (Continued)                         ------ -----------
             Utility - Electric (cont'd.)
               Southern Co...................... 8,400  $   230,160
               TXU Corp......................... 7,200      371,160
                                                        -----------
                                                          2,117,977
                                                        -----------
             Waste Management -- 0.1%
               Allied Waste Industries, Inc.(a). 3,400       32,640
                                                        -----------
             TOTAL LONG-TERM INVESTMENTS
              (cost $36,976,608).......................  35,583,852
                                                        -----------

                                                Principal
                                                 Amount
         SHORT-TERM                               (000)
         INVESTMENTS -- 7.3%                    ---------
         Repurchase Agreement
           Joint Repurchase Agreement Account,
            1.95%, 07/01/02 (Note 5)
            (cost $2,647,000)..................  $2,647     2,647,000
                                                          -----------
         TOTAL INVESTMENTS -- 106.3%
           (cost $39,623,608; Note 7)....................  38,230,852
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (6.3)%...............................  (2,274,002)
                                                          -----------
         NET ASSETS -- 100.0%............................ $35,956,850
                                                          ===========

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B62

                     ---------------------------------------
                     SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


            LONG-TERM INVESTMENTS -- 97.1%                 Value
                                                  Shares  (Note 2)
            COMMON STOCKS -- 96.6%                ------ ----------
            Advertising -- 1.4%
              Lamar Advertising Co.(a)........... 3,580  $  133,212
                                                         ----------
            Autos - Cars & Trucks -- 0.6%
              American Axle & Manufacturing
               Holdings, Inc.(a)................. 2,040      60,670
                                                         ----------
            Banks and Savings & Loans -- 3.2%
              Bank of America Corp............... 1,140      80,210
              Comerica, Inc...................... 1,490      91,486
              Mellon Financial Corp.............. 4,340     136,406
                                                         ----------
                                                            308,102
                                                         ----------
            Chemicals -- 1.9%
              Dow Chemical Co.................... 2,330      80,105
              Praxair, Inc....................... 1,810     103,116
                                                         ----------
                                                            183,221
                                                         ----------
            Computers -- 1.9%
              Dell Computer Corp.(a)............. 4,500     117,630
              Hewlett-Packard Co................. 4,193      64,069
                                                         ----------
                                                            181,699
                                                         ----------
            Computer Services -- 3.9%
              Ceridian Corp.(a).................. 1,170      22,207
              Microsoft Corp.(a)................. 1,880     102,836
              Oracle Corp.(a).................... 8,570      81,158
              PeopleSoft, Inc.(a)................ 2,960      44,045
              SunGard Data Systems, Inc.(a)...... 2,600      68,848
              VERITAS Software Corp.(a).......... 2,946      58,301
                                                         ----------
                                                            377,395
                                                         ----------
            Cosmetics/Toiletries -- 0.5%
              Avon Products, Inc.................   900      47,016
                                                         ----------
            Diversified Manufacturing Operations -- 4.7%
              Danaher Corp....................... 2,320     153,932
              General Electric Co................ 4,280     124,334
              Illinois Tool Works, Inc........... 1,070      73,081
              ITT Industries, Inc................   100       7,060
              SPX Corp...........................   160      18,800
              Tyco International, Ltd............ 5,770      77,953
                                                         ----------
                                                            455,160
                                                         ----------
            Drugs & Medical Supplies -- 11.4%
              Allergan, Inc......................   480      32,040
              Baxter International, Inc.......... 2,500     111,125
              Eli Lilly & Co..................... 1,890     106,596
              Genzyme Corp.(a)................... 3,330      64,069
              Johnson & Johnson.................. 1,960     102,430
              Pfizer, Inc........................ 9,940     347,900
              Pharmacia Corp..................... 3,040     113,848
              Shire Pharmaceuticals Group PLC
               (United Kingdom)(a)............... 7,290      64,450
              Wyeth.............................. 2,930     150,016
                                                         ----------
                                                          1,092,474
                                                         ----------
            Electronics -- 2.6%
              Emulex Corp.(a).................... 2,600      58,526
              Fairchild Semiconductor Corp.
               (Class "A" Stock)(a).............. 3,070      74,601
              Flextronics International, Ltd.(a). 7,060      50,338

                                                                Value
         COMMON STOCKS                                  Shares (Note 2)
         (Continued)                                    ------ --------
         Electronics (cont'd.)
           QLogic Corp.(a).............................  1,200 $ 45,720
           Tektronix, Inc.(a)..........................    960   17,961
                                                               --------
                                                                247,146
                                                               --------
         Electronic Components -- 2.1%
           Agilent Technologies, Inc.(a)...............    820   19,393
           Atmel Corp.(a).............................. 13,670   85,574
           STMicroelectronics NV (Switzerland).........  2,550   62,042
           Texas Instruments, Inc......................  1,270   30,099
                                                               --------
                                                                197,108
                                                               --------
         Financial Services -- 8.6%
           American Express Co.........................  1,020   37,046
           Citigroup, Inc..............................  4,449  172,399
           FleetBoston Financial Corp..................  1,780   57,583
           Goldman Sachs Group, Inc....................  1,150   84,353
           Household International, Inc................  2,420  120,274
           Lehman Brothers Holdings, Inc...............    770   48,140
           Merrill Lynch & Co., Inc....................  4,910  198,855
           Morgan Stanley Dean Witter & Co.............  2,620  112,870
                                                               --------
                                                                831,520
                                                               --------
         Gas Pipelines -- 1.3%
           Dynegy, Inc. (Class "A" Stock)..............  7,160   51,552
           Kinder Morgan, Inc..........................  1,900   72,238
                                                               --------
                                                                123,790
                                                               --------
         Instrument - Controls -- 0.8%
           Applied Biosystems Group-Applera Corp.......  3,930   76,596
                                                               --------
         Insurance -- 8.9%
           ACE, Ltd....................................  4,160  131,456
           American International Group, Inc...........  1,650  112,580
           Hartford Financial Services Group, Inc......  1,320   78,500
           MetLife, Inc................................  1,850   53,280
           The Chubb Corp..............................  1,090   77,172
           Travelers Property Casualty Corp.
            (Class "A" Stock)(a).......................  5,780  102,306
           UnumProvident Corp..........................  3,640   92,638
           Willis Group Holdings Ltd.
            (United Kingdom)(a)........................    810   26,657
           XL Capital Ltd. (Class "A" Stock) (Bermuda).  2,120  179,564
                                                               --------
                                                                854,153
                                                               --------
         Leisure -- 2.3%
           Hilton Hotels Corp..........................  5,050   70,195
           Sabre Holdings Corp.........................  1,400   50,120
           Starwood Hotels & Resorts Worldwide, Inc....  2,910   95,710
                                                               --------
                                                                216,025
                                                               --------
         Media -- 9.8%
           AOL Time Warner, Inc.(a)....................  7,280  107,089
           Charter Communications, Inc.
            (Class "A" Stock)(a)....................... 12,340   50,347
           Clear Channel Communications, Inc.(a).......  4,090  130,962
           Fox Entertainment Group, Inc.
            (Class "A" Stock)(a).......................  4,980  108,315
           The E.W. Scripps Co. (Class "A" Stock)......    300   23,100
           The Walt Disney Co..........................  5,100   96,390

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B63

               ---------------------------------------------------
               SP MFS CAPITAL OPPORTUNITIES PORTFOLIO (Continued)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                            Value
             COMMON STOCKS                          Shares (Note 2)
             (Continued)                            ------ --------
             Media (cont'd.)
               Viacom, Inc. (Class "B" Stock)(a)...  8,720 $386,906
               Westwood One, Inc.(a)...............  1,080   36,094
                                                           --------
                                                            939,203
                                                           --------
             Miscellaneous - Basic Industry -- 0.4%
               AES Corp.(a)........................  7,350   39,837
                                                           --------
             Networking Products -- 1.4%
               Cisco Systems, Inc.(a)..............  9,380  130,851
                                                           --------
             Oil - Exploration/Production -- 5.8%
               Anadarko Petroleum Corp.............  1,950   96,135
               Apache Corp.........................  2,563  147,321
               Encana Corp.........................  2,317   71,145
               GlobalSantaFe Corp..................  8,660  236,851
               Transocean, Inc.....................    200    6,230
                                                           --------
                                                            557,682
                                                           --------
             Oil & Gas Services -- 2.6%
               Baker Hughes, Inc...................    740   24,634
               El Paso Corp........................  5,239  107,976
               Grant Prideco, Inc.(a)..............  8,390  114,104
               Valero Energy Corp..................    130    4,865
                                                           --------
                                                            251,579
                                                           --------
             Paper & Forest Products -- 4.2%
               Abitibi-Consolidated, Inc. (Canada). 11,590  106,975
               Aracruz Celulose SA, ADR (Brazil)...  4,230   84,600
               Bowater, Inc........................  2,140  116,352
               Georgia-Pacific Corp................    200    4,916
               Smurfit-Stone Container Corp.(a)....  4,790   73,862
               Temple-Inland, Inc..................    200   11,572
               Weyerhaeuser Co.....................    100    6,385
                                                           --------
                                                            404,662
                                                           --------
             Restaurants -- 0.5%
               Outback Steakhouse, Inc.(a).........  1,470   51,597
                                                           --------
             Retail -- 5.6%
               Best Buy Co., Inc.(a)...............  1,100   39,930
               BJ's Wholesale Club, Inc.(a)........  2,820  108,570
               Costco Wholesale Corp.(a)...........  1,690   65,268
               CVS Corp............................  1,240   37,944
               Home Depot, Inc.....................  3,240  119,005
               Safeway, Inc.(a)....................  1,800   52,542
               Target Corp.........................  3,140  119,634
                                                           --------
                                                            542,893
                                                           --------
             Semiconductors -- 1.9%
               Analog Devices, Inc.(a).............  3,320   98,604
               Lam Research Corp.(a)...............  1,930   34,701
               National Semiconductor Corp.(a).....    830   24,211
               Novellus Systems, Inc.(a)...........    230    7,820
               Teradyne, Inc.(a)...................    800   18,800
                                                           --------
                                                            184,136
                                                           --------
             Telecommunications -- 5.4%
               Amdocs, Ltd. (United Kingdom)(a)....  3,820   28,841
               AT&T Corp...........................  2,090   22,363
               AT&T Wireless Services, Inc.(a)..... 11,590   67,802
               EchoStar Communications Corp.
                (Class "A" Stock)(a)...............  7,970  147,923

                                                                  Value
     COMMON STOCKS                                     Shares    (Note 2)
     (Continued)                                      --------- ----------
     Telecommunications (cont'd.)
       General Motors Corp. (Class "H" Stock)(a).....   4,250   $   44,200
       Motorola, Inc.................................   2,650       38,213
       Nokia Oyj, ADR (Finland)......................   4,960       71,821
       Partner Communications Co. Ltd., ADR
        (Israel)(a)..................................  10,365       43,533
       Vodafone Group PLC, ADR (United
        Kingdom).....................................  42,029       57,658
       Winstar Communications, Inc.(a)...............     930            2
                                                                ----------
                                                                   522,356
                                                                ----------
     Tobacco -- 1.2%
       Philip Morris Cos., Inc.......................   2,580      112,694
                                                                ----------
     Trucking/Shipping -- 1.5%
       FedEx Corp....................................   1,300       69,420
       Union Pacific Corp............................     200       12,656
       United Parcel Service, Inc. (Class "B" Stock).   1,000       61,750
                                                                ----------
                                                                   143,826
                                                                ----------
     Waste Management -- 0.2%
       Waste Management, Inc.........................     900       23,445
                                                                ----------
     TOTAL COMMON STOCKS
       (cost $11,203,020)....................................    9,290,048
                                                                ----------
     PREFERRED STOCKS -- 0.5%
     Oil & Gas Services
       KeySpan Corp. (cost $47,088)..................     940       49,068
                                                                ----------
     TOTAL LONG-TERM INVESTMENTS
       (cost $11,250,108)....................................    9,339,116
                                                                ----------

                                                      Principal
                                                       Amount
     SHORT-TERM                                         (000)
     INVESTMENT -- 3.6%                               ---------
     Repurchase Agreement
       Joint Repurchase Agreement Account
        1.95%, 07/01/02 (cost $343,000; Note 5)          $343      343,000
                                                                ----------
     TOTAL INVESTMENTS -- 100.7%
      (cost $11,593,108; Note 7)...............................  9,682,116
     LIABILITIES IN EXCESS OF OTHER
      ASSETS -- (0.7)%.........................................    (64,631)
                                                                ----------
     NET ASSETS -- 100.0%...................................... $9,617,485
                                                                ==========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamloze Vennootschap (Dutch Company)
Oyj Julkinen Osakeyhtio (Finnish Company)
PLC Public Limited Company (British Limited Liability Company)
SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme
    (French Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B64

                        --------------------------------
                        SP MFS MID-CAP GROWTH PORTFOLIO
                        --------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


          LONG-TERM INVESTMENTS -- 94.7%                      Value
                                                     Shares  (Note 2)
          COMMON STOCKS                              ------ ----------
          Apparel -- 1.4%
            NIKE, Inc. (Class "B" Stock)............  4,100 $  219,965
                                                            ----------
          Commercial Services -- 0.8%
            ARAMARK Corp. (Class "B" Stock)(a)......    950     23,750
            Concord EFS, Inc.(a)....................  2,950     88,913
            Weight Watchers International, Inc.(a)..    150      6,516
                                                            ----------
                                                               119,179
                                                            ----------
          Computer Services -- 13.4%
            BISYS Group, Inc. (The)(a)..............  4,400    146,520
            Citrix Systems, Inc.(a)................. 45,300    273,612
            DST Systems, Inc.(a)....................  4,640    212,094
            Jack Henry & Associates, Inc............  6,100    101,809
            Macrovision Corp.(a).................... 12,990    170,299
            McDATA Corp. (Class "A" Stock)(a)....... 15,990    140,872
            McDATA Corp. (Class "B" Stock)(a).......    600      5,340
            PeopleSoft, Inc.(a).....................  6,900    102,672
            Rational Software Corp.(a).............. 18,690    153,445
            Sabre Holdings Corp.(a).................  4,900    175,420
            Siebel Systems, Inc.(a).................  4,500     63,990
            SunGard Data Systems, Inc.(a)...........  8,700    230,376
            VERITAS Software Corp.(a)............... 16,010    316,838
                                                            ----------
                                                             2,093,287
                                                            ----------
          Data Processing -- 4.9%
            Brocade Communications Systems, Inc.(a). 13,200    230,736
            CSG Systems International, Inc.(a)...... 19,670    376,484
            Fiserv, Inc.(a).........................  1,500     55,065
            Global Payments, Inc.(a)................  3,402    101,209
                                                            ----------
                                                               763,494
                                                            ----------
          Drugs & Medical Supplies -- 12.8%
            Allergan, Inc...........................  2,500    166,875
            Biovail Corp. (Canada)(a)...............  3,000     86,880
            Cytyc Corp.(a).......................... 46,460    354,025
            Genzyme Corp.(a)........................  8,270    159,115
            IMS Health, Inc......................... 20,230    363,129
            Lincare Holdings, Inc.(a)............... 15,910    513,893
            Mylan Laboratories Inc..................  1,900     59,565
            Shire Pharmaceuticals Group PLC ADR(a)..  8,120    209,577
            Stryker Corp............................  1,400     74,914
            VISX, Inc.(a)...........................    960     10,464
                                                            ----------
                                                             1,998,437
                                                            ----------
          Financial Services -- 1.9%
            Comerica, Inc...........................  1,200     73,680
            First Tennessee National Corp...........  1,900     72,770
            Investment Technology Group, Inc.(a)....    500     16,350
            SouthTrust Corp.........................  4,900    127,988
                                                            ----------
                                                               290,788
                                                            ----------
          Health Care Services -- 3.9%
            Caremark Rx, Inc.(a).................... 11,200    184,800
            HEALTHSOUTH Corp.(a).................... 25,060    320,517
            IMPATH, Inc.(a).........................  6,170    110,752
                                                            ----------
                                                               616,069
                                                            ----------
          Instrument - Controls -- 1.1%
            Applied Biosystems Group-Applera Corp...  8,420    164,106
                                                            ----------

                                                                 Value
      COMMON STOCKS                                     Shares  (Note 2)
      (Continued)                                       ------ ----------
      Insurance -- 7.5%
        ACE, Ltd. (Bermuda)............................  8,920 $  281,872
        Arthur J. Gallagher & Co.......................  7,960    275,814
        Principal Financial Group, Inc. (The)(a).......  2,760     85,560
        Willis Group Holdings, Ltd.(a).................  8,900    292,899
        XL Capital, Ltd. (Class "A" Stock) (Bermuda)     2,710    229,537
                                                               ----------
                                                                1,165,682
                                                               ----------
      Internet -- 7.5%
        BEA Systems, Inc.(a)........................... 13,660    129,906
        CheckFree Corp.(a)............................. 16,620    259,937
        Internet Security Systems, Inc.(a).............  6,330     83,050
        S1 Corp.(a).................................... 35,670    263,601
        SmartForce Public Ltd., Co. ADR(a)............. 21,340     72,556
        VeriSign, Inc.(a).............................. 51,452    369,940
                                                               ----------
                                                                1,178,990
                                                               ----------
      Media -- 5.3%
        Clear Channel Communications, Inc.(a)..........    300      9,572
        E.W. Scripps Co. (The) (Class "A" Stock).......    400     30,771
        Entercom Communications Corp.(a)...............    800     36,720
        Hearst-Argyle Television, Inc.(a)..............    900     20,295
        Lin TV Corp. (Class "A" Stock)(a)..............  1,300     35,152
        McGraw-Hill Companies., Inc. (The).............  5,200    310,440
        New York Times Co. (The) (Class "A" Stock)       1,000     51,500
        Tribune Co.....................................  3,000    130,500
        Univision Communications, Inc.
         (Class "A" Stock)(a)..........................  5,800    182,120
        Westwood One, Inc.(a)..........................    800     26,736
                                                               ----------
                                                                  833,806
                                                               ----------
      Motorcycles -- 0.7%
        Harley-Davidson, Inc...........................  2,000    102,540
                                                               ----------
      Networking Products -- 2.6%
        Cable Design Technologies Corp.(a).............  1,320     13,530
        Computer Network Technology Corp.(a)...........  2,590     15,877
        Emulex Corp.(a)................................  9,470    213,169
        Juniper Networks, Inc.(a)...................... 11,100     62,715
        Network Appliance, Inc.(a).....................  8,400    104,496
                                                               ----------
                                                                  409,787
                                                               ----------
      Oil & Gas Exploration & Production -- 7.5%
        Baker Hughes, Inc..............................  6,000    199,740
        BJ Services Co.(a).............................  1,100     38,272
        Devon Energy Corp..............................  6,240    307,507
        Diamond Offshore Drilling, Inc.................  3,400     96,900
        Newfield Exploration Co.(a).................... 11,560    429,685
        Noble Corp.(a).................................  2,700    104,220
                                                               ----------
                                                                1,176,324
                                                               ----------
      Publishing -- 1.5%
        Scholastic Corp.(a)............................  6,290    238,391
                                                               ----------
      Restaurants -- 1.6%
        Brinker International, Inc.(a).................  3,000     95,250
        Outback Steakhouse, Inc.(a)....................  4,200    147,420
                                                               ----------
                                                                  242,670
                                                               ----------
      Retail -- 8.1%
        Best Buy Co., Inc.(a)..........................  2,900    105,270
        BJ's Wholesale Club, Inc.(a)...................  2,340     90,090
        Circuit City Stores, Inc. - Circuit City Group.  1,500     27,810

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B65

                  --------------------------------------------
                  SP MFS MID-CAP GROWTH PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



                                                                Value
      COMMON STOCKS                                 Shares     (Note 2)
      (Continued)                                  --------- -----------
      Retail (cont'd.)
        CVS Corp..................................   4,720   $   144,432
        Dollar Tree Stores, Inc.(a)...............   3,400       133,994
        Family Dollar Stores, Inc.................     600        21,484
        Kroger Co.(a).............................  17,000       338,300
        Pier 1 Imports, Inc.......................   1,400        29,114
        Talbots, Inc. (The).......................   5,660       198,100
        Tiffany & Co..............................   5,200       183,040
                                                             -----------
                                                               1,271,634
                                                             -----------
      Semiconductors -- 2.4%
        Advanced Micro Devices, Inc.(a)...........   3,600        34,081
        Broadcom Corp. (Class "A" Stock)(a).......   5,000        87,700
        GlobespanVirata, Inc.(a)..................   7,480        28,948
        Intersil Corp. (Class "A" Stock)(a).......   3,990        85,306
        Novellus Systems, Inc.(a).................   1,900        64,600
        QLogic Corp.(a)...........................   2,000        76,200
                                                             -----------
                                                                 376,835
                                                             -----------
      Telecommunications -- 9.8%
        Advanced Fibre Communications,
         Inc.(a)..................................  13,700       226,598
        Amdocs, Ltd. (Bermuda)(a).................   8,210        61,986
        American Tower Corp. (Class "A" Stock)(a)   31,740       109,503
        CIENA Corp.(a)............................  15,075        63,163
        Crown Castle International Corp.(a).......  76,680       301,352
        EchoStar Communications Corp.
         (Class "A" Stock)(a).....................  26,800       497,408
        General Motors Corp. (Class "H" Stock)(a)   15,460       160,784
        JDS Uniphase Corp.(a).....................  20,400        54,468
        Tekelec(a)................................   6,990        56,130
                                                             -----------
                                                               1,531,392
                                                             -----------
      U.S. Government Agency
        Federal Agricultural Mortgage Corp.
         (Class "C" Stock)(a).....................     200         5,340
                                                             -----------
      TOTAL LONG-TERM INVESTMENTS
        (cost $20,701,958)................................    14,798,716
                                                             -----------

                                                   Principal
                                                    Amount
      SHORT-TERM                                     (000)
      INVESTMENTS -- 10.3%                         ---------
      Repurchase Agreement
        Joint Repurchase Agreement Account,
         1.95%, 07/01/02
         (cost $1,603,000; Note 5)................  $1,603     1,603,000
                                                             -----------
      TOTAL INVESTMENTS -- 105.0%
        (cost $22,304,958; Note 7)........................    16,401,716
      LIABILITIES IN EXCESS OF OTHER
       ASSETS -- (5.0)%.....................................    (775,938)
                                                             -----------
      NET ASSETS -- 100.0%.................................. $15,625,778
                                                             ===========

The following abbreviations are used in portfolio descriptions:

         ADR American Depository Receipt
         PLC Public Limited Company (British Limited Liability Company)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B66

                        --------------------------------
                        SP PIMCO TOTAL RETURN PORTFOLIO
                        --------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)




LONG-TERM INVESTMENTS -- 70.9%                                       Moody's                     Principal
LONG-TERM BONDS -- 70.9%                                             Rating    Interest Maturity  Amount      Value
                                                                   (Unaudited)   Rate     Date     (000)     (Note 2)
                                                                   ----------- -------- -------- --------- ------------
Asset Backed Securities -- 1.8%
  ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1(b)......    Aaa         2.10% 08/21/30  $  725   $    725,963
  Advanta Mortgage Loan Trust, Series 1999-4(b)...................    Aaa        2.215% 11/25/29     137        136,523
  Block Mortgage Finance, Inc., Series 1998-2(b)..................    Aaa         2.02% 08/25/28     376        374,580
  Brazos Student Loan Finance Corp., Series 1998-A(b).............    Aaa        2.751% 06/01/23     600        600,259
  First Nationwide Trust, Series 1999-5...........................   AAA(c)       6.25% 02/27/29   1,500      1,503,750
  First Nationwide Trust, Series 2001-4...........................   AAA(c)       8.50% 09/25/31     416        442,118
  Signet Helco Trust, Series 1995-A(b)............................    Aaa        2.109% 06/20/04     502        502,104
  Wells Fargo Mortgage Backed Securities Trust, Series 2001-25(b).    Aaa        6.566% 10/25/31     831        846,420
                                                                                                           ------------
                                                                                                              5,131,717
                                                                                                           ------------
Collateralized Mortgage Obligations -- 1.5%
  Bear Stearns Adjustable Rate Mortgage Trust, Series 2001-6......    Aaa        6.625% 09/25/31     431        440,278
  G-Wing, Ltd., Series 2001-WH1A(b)...............................   BBB(c)      4.494% 11/06/11     300        300,000
  Government National Mortgage Association, Series 2001-14(b).....     NR         2.49% 02/16/30     201        200,225
  Homeside Mortgage Securities Trust, Series 2001-1(b)............    Aaa        2.139% 01/20/27     304        303,995
  Indymac Arm Trust, Series 2001-H2(b)............................    Aaa        6.437% 01/25/31     376        389,289
  Mellon Residential Funding Corp., Series 1999-TBC2..............   AAA(c)       6.58% 07/25/29     399        404,901
  Mortgage Capital Funding, Inc., Series 1996-MC1.................   AAA(c)       7.90% 02/15/06     300        329,666
  PNC Mortgage Securities Corp., Series 2001-1....................    Aaa         7.50% 02/25/31      72         74,584
  Residential Asset Securitization Trust, Series 1999-AB..........   AAA(c)      7.875% 01/25/30     518        544,991
  Washington Mutual Mortgage Securities Corp., Series 2001-3......    Aaa         6.75% 05/25/31     485        494,053
  Washington Mutual, Inc., Series 1999-WM1........................     NR        6.597% 10/19/39     543        562,223
                                                                                                           ------------
                                                                                                              4,044,205
                                                                                                           ------------
CORPORATE BONDS -- 16.3%
Airlines -- 0.1%
  United Air Lines, Inc., Ser. A-4................................     B1         9.21% 01/21/17     400        320,636
                                                                                                           ------------
Auto - Cars & Trucks -- 0.1%
  Ford Motor Co...................................................    Baa1        7.45% 07/16/31     450        418,172
                                                                                                           ------------
Financial Services -- 8.2%
  Bear Stearns & Co., Inc., M.T.N.(b).............................     A2        2.496% 05/24/04     300        301,301
  CIT Group, Inc., M.T.N.(b)......................................     A2         2.03% 08/14/03   1,250      1,210,800
  DaimlerChrysler Financial Services North America LLC, M.T.N.(b).     A3         2.02% 02/03/03   3,900      3,896,919
  Ford Motor Credit Co.(b)........................................     A3         2.41% 07/18/05   1,400      1,346,989
  Ford Motor Credit Co., M.T.N.(b)................................     A3         2.69% 03/08/04   1,700      1,677,856
  Ford Motor Credit Co............................................     A3         7.25% 10/25/11   2,000      2,009,592
  General Electric Capital Corp., M.T.N...........................    Aaa        6.125% 02/22/11   5,000      5,073,500
  General Motors Acceptance Corp.(b)..............................     A2         2.25% 08/04/03   1,000        995,849
  General Motors Acceptance Corp.(b)..............................     A2        2.299% 07/21/04   1,000        990,367
  General Motors Acceptance Corp..................................     A2        5.875% 01/22/03     300        302,223
  General Motors Acceptance Corp..................................     A2        6.875% 09/15/11   2,500      2,482,042
  General Motors Acceptance Corp..................................     A2         8.00% 11/01/31   1,000      1,025,420
  National Rural Utilities Cooperative Finance Corp., M.T.N.......     A2         8.00% 03/01/32   1,000      1,083,670
  PEMEX Master Trust..............................................    Baa1        8.00% 11/15/11     500        492,500
                                                                                                           ------------
                                                                                                             22,889,028
                                                                                                           ------------
Food & Beverage -- 0.2%
  The Kroger Co...................................................    Baa3        2.65% 08/16/12     580        580,110
                                                                                                           ------------
Oil & Gas -- 1.8%
  El Paso Corp....................................................    Baa2       7.125% 05/06/09   1,200      1,118,909
  El Paso Corp., M.T.N............................................    Baa2        7.75% 01/15/32     740        686,165
  El Paso Corp., M.T.N............................................    Baa2        7.80% 08/01/31     750        702,013
  The Williams Cos., Inc..........................................    Baa3       7.125% 09/01/11   2,000      1,619,600
  The Williams Cos., Inc..........................................    Baa3        8.75% 03/15/32   1,000        809,410
                                                                                                           ------------
                                                                                                              4,936,097
                                                                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B67

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                             Moody's                     Principal
                                                             Rating    Interest Maturity  Amount     Value
                                                           (Unaudited)   Rate     Date     (000)    (Note 2)
LONG-TERM BONDS (Continued)                                ----------- -------- -------- --------- -----------
Shipbuilding -- 0.2%
  Puerto Quetzal Power LLC................................     NR         6.47% 06/15/12  $  435   $   458,150
                                                                                                   -----------
Telecommunications -- 4.6%
  AT&T Corp...............................................    Baa2        7.30% 11/15/11   1,500     1,235,265
  AT&T Corp...............................................    Baa2        8.00% 11/15/31   3,000     2,355,000
  AT&T Wireless Services, Inc.............................    Baa2       6.875% 04/18/05     500       445,020
  British Telecom PLC (United Kingdom)(b).................    Baa1       3.182% 12/15/03     160       160,303
  Deutsche Telekom International Finance BV (Netherlands).    Baa1        9.25% 06/01/32   2,400     2,391,144
  France Telecom (France) SA(b)...........................    Baa3        9.00% 03/01/31   3,000     2,653,554
  Qwest Capital Funding, Inc..............................     B2         7.25% 02/15/11     200       110,000
  Qwest Corp..............................................    Ba3        8.875% 03/15/12   2,400     2,136,000
  Sprint Capital Corp.....................................    Baa3       8.375% 03/15/12   1,500     1,230,000
                                                                                                   -----------
                                                                                                    12,716,286
                                                                                                   -----------
Utility - Electric -- 1.1%
  ALLETE, Inc.............................................    Baa1       2.799% 10/20/03   2,000     1,991,974
  Texas Utilities Electric Co.............................     A3         8.25% 04/01/04   1,000     1,066,400
                                                                                                   -----------
                                                                                                     3,058,374
                                                                                                   -----------
TOTAL CORPORATE BONDS
 (cost $47,402,344)...............................................................................  45,376,853
                                                                                                   -----------
FOREIGN GOVERNMENT BONDS -- 9.4%
  Federal Republic of Brazil (Brazil).....................     B1        3.063% 04/15/06     352       279,840
  Federal Republic of Brazil (Brazil).....................     B1        11.00% 08/17/40     500       278,750
  Federal Republic of Brazil (Brazil).....................     B1        11.00% 01/11/12   2,750     1,663,750
  Federal Republic of Germany (Germany)...................    Aaa         4.25% 03/14/03   1,275     1,264,700
  Federal Republic of Germany (Germany)...................    Aaa         4.75% 12/13/02   7,870     7,811,472
  Federal Republic of Germany (Germany)...................    Aaa         5.00% 07/04/11   2,200     2,184,726
  Federal Republic of Germany (Germany)...................    Aaa         5.25% 01/04/11   2,000     2,020,483
  Federal Republic of Germany (Germany)...................    Aaa         6.25% 01/04/30   2,800     3,134,524
  Federal Republic of Germany (Germany)...................    Aaa         6.50% 07/04/27   1,270     1,452,461
  Federal Republic of Panama (Panama).....................    Ba1         8.25% 04/22/08     300       288,000
  Federal Republic of Panama (Panama).....................    Ba1        8.875% 09/30/27   1,000       880,000
  Federal Republic of Peru (Peru).........................    Ba3        9.125% 02/21/12   1,200     1,087,800
  Federal Republic of South Africa (South Africa).........    Baa2       7.375% 04/25/12   1,500     1,485,000
  United Mexican States (Mexico)..........................    Baa2        6.25% 12/31/19   1,000       946,300
  United Mexican States (Mexico)..........................    Baa2        7.50% 01/14/12   1,000       988,500
  United Mexican States (Mexico)..........................    Baa2       8.375% 01/14/11     500       518,750
                                                                                                   -----------
                                                                                                    26,285,056
                                                                                                   -----------
MUNICIPAL BONDS -- 2.5%
  Chicago, Ill., G.O., Proj. & Ref., Series A.............    Aaa         5.00% 01/01/41     300       283,641
  Dallas, TX Independent Sch. Dist........................    Aaa         5.00% 02/15/21   2,000     1,996,280
  Georgia St., Series B...................................    Aaa         5.00% 05/01/18   2,000     2,053,860
  Georgia St. Road & Thru-way Auth. Rev...................    Aaa         5.00% 03/01/21     700       705,565
  South Carolina St. Highway, Series B....................    Aaa         5.00% 04/01/17   2,000     2,067,760
                                                                                                   -----------
                                                                                                     7,107,106
                                                                                                   -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 8.5%
  United States Treasury Bonds............................               3.625% 04/15/28     222       239,985
  United States Treasury Bonds............................                7.25% 05/15/16   6,000     7,071,300
  United States Treasury Bonds............................                7.50% 11/15/16     600       722,064
  United States Treasury Bonds............................               8.125% 08/15/19   7,650     9,798,808
  United States Treasury Bonds............................               8.125% 08/15/21   1,500     1,935,660
  United States Treasury Bonds............................                8.75% 05/15/17   2,000     2,668,520
  United States Treasury Notes............................               3.375% 01/15/07     170       176,964
  United States Treasury Strips...........................                7.25% 05/15/16   1,000       455,480
  United States Treasury Strips...........................               11.25% 02/15/15   1,050       519,067
                                                                                                   -----------
                                                                                                    23,587,848
                                                                                                   -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B68

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                 Moody's                              Principal
                                                 Rating    Interest     Maturity       Amount       Value
                                               (Unaudited)   Rate         Date          (000)      (Note 2)
LONG-TERM BONDS (Continued)                    ----------- -------- ----------------- ---------- ------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 30.9%
  Federal Home Loan Mortgage Corp.............                6.00% 03/15/17-09/15/25 $      988 $    284,131
  Federal Home Loan Mortgage Corp.............                6.50%          05/15/25        580      604,035
  Federal Home Loan Mortgage Corp.............                6.65%          07/15/22      1,300    1,363,778
  Federal National Mortgage Association(b)....               4.471%          05/01/36        321      326,315
  Federal National Mortgage Association.......                5.50%          07/18/07     18,500   18,517,390
  Federal National Mortgage Association.......                5.50%          08/19/07     12,000   11,973,720
  Federal National Mortgage Association.......                5.50%          07/15/32      1,000      969,380
  Federal National Mortgage Association.......               5.936%          11/01/11        994      992,578
  Federal National Mortgage Association.......                6.00%          07/18/07      4,000    4,078,760
  Federal National Mortgage Association.......                6.00%          08/19/07      1,000    1,015,940
  Federal National Mortgage Association.......                6.50%          06/01/31        320      305,085
  Government National Mortgage Association....                5.50%          01/15/32      1,985    1,924,033
  Government National Mortgage Association....                6.00%          07/22/32     15,000   14,981,250
  Government National Mortgage Association(b).               6.375% 04/20/25-05/20/25        283      291,168
  Government National Mortgage Association....                6.50%          07/22/32     21,000   21,420,000
  Government National Mortgage Association(b).                6.75% 08/20/24-08/20/27        999    1,030,290
  Government National Mortgage Association....                7.00%          07/22/32      1,000    1,037,810
  Government National Mortgage Association....                7.00% 07/15/31-09/20/31      3,527    3,658,217
  Government National Mortgage Association....                8.00% 12/15/30-04/15/31      1,357    1,443,463
  Government National Mortgage Association....                9.00% 07/15/30-10/15/30         79       85,210
                                                                                                 ------------
                                                                                                   86,302,553
                                                                                                 ------------
TOTAL LONG-TERM BONDS
 (cost 198,988,433).............................................................................  197,835,338
                                                                                                 ------------
WARRANTS(a)
  Mexico Value................................                               06/01/05      1,000          100
  Mexico Value................................                               06/01/04  1,000,000        2,500
  Mexico Value................................                               06/30/06  1,000,000          100
                                                                                                 ------------
TOTAL WARRANTS(a)
 (cost $0)......................................................................................        2,700
                                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS
 (cost $198,988,433)............................................................................  197,838,038
                                                                                                 ------------
SHORT-TERM INVESTMENTS -- 56.7%
OTHER CORPORATE OBLIGATIONS -- 34.9%
  Abbey National NA...........................    P-1         1.79%          07/02/02      5,600    5,599,722
  ABN Armo Bank NV (Netherlands)..............     NR         1.77%          09/16/02      3,100    3,088,264
  BP Amoco Capital PLC........................     NR         1.80%          08/15/02     10,000    9,977,500
  CBA Finance, Inc............................     NR         1.79%          09/09/02      9,100    9,068,327
  CDC Commercial Paper, Inc...................    P-1         1.77%          08/08/02     12,000   11,977,580
  Commonwealth Edison Co......................    Baa1       2.355%          09/30/02        700      699,902
  Commonwealth Edison Co......................     A3        7.375%          09/15/02        420      423,998
  Conoco, Inc.................................    Baa1        2.75%          10/15/02      1,100    1,101,552
  National Australia Funding, Inc.............     NR         1.76%          08/07/02     12,000   11,978,294
  Nestle Australia Ltd........................    P-1         1.76%          07/05/02      6,400    6,398,749
  Niagara Mohawk Power Corp...................    Baa2       5.875%          09/01/02      1,000    1,005,120
  PB Finance, Inc.............................    P-1         1.84%          08/16/02      9,000    8,978,840
  Shell Finance PLC (United Kingdom)..........    P-1         1.78%          08/27/02     12,000   11,966,180
  Svenska Handelsbanken AB....................    P-1         1.78%          07/31/02      9,200    9,186,354
  Svenska Handelsbanken AB....................    P-1        1.795%          08/19/02      2,000    1,995,114
  UBS Finance, Inc............................     NR         1.92%          08/22/02      4,000    3,988,907
                                                                                                 ------------
                                                                                                   97,434,403
                                                                                                 ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B69

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                    Moody's                     Principal
                                                    Rating    Interest Maturity  Amount      Value
                                                  (Unaudited)   Rate     Date     (000)     (Note 2)
SHORT-TERM INVESTMENTS (Continued)                ----------- -------- -------- --------- ------------
U.S. GOVERNMENT OBLIGATIONS -- 12.2%
  Federal Home Loan Bank.........................                1.90% 08/28/02  $21,000  $ 20,935,717
  Federal Home Loan Bank.........................                2.01% 08/23/02    5,900     5,882,540
  Federal Home Loan Mortgage Corp.(d)............                0.01% 08/01/02      550       549,166
  Federal National Mortgage Association..........                1.88% 08/28/02    5,000     4,984,856
  United States Treasury Bills(d)................                0.01% 08/15/02      250       249,489
  United States Treasury Bills(d)................                1.63% 08/15/02       90        89,816
  United States Treasury Bills(d)................               1.688% 08/15/02      110       109,768
  United States Treasury Bills(d)................               1.715% 08/15/02      150       149,677
  United States Treasury Bills(d)................               1.724% 08/15/02       30        29,935
  United States Treasury Bills(d)................               1.729% 08/15/02      310       309,330
  United States Treasury Bills(d)................               1.734% 08/15/02       35        34,924
  United States Treasury Bills(d)................               1.737% 08/15/02       10         9,978
  United States Treasury Bills(d)................                1.74% 08/15/02      230       229,501
  United States Treasury Bills(d)................               1.745% 08/15/02      440       439,039
                                                                                          ------------
                                                                                            34,003,736
                                                                                          ------------
REPURCHASE AGREEMENT -- 9.6%
  Joint Repurchase Agreement Account, (Note 5)...                1.95% 07/01/02   26,901    26,901,000
                                                                                          ------------
                                                                                            26,901,000
                                                                                          ------------
OUTSTANDING OPTIONS PURCHASED
Call Options
  Swap Option, expiring 12/11/02 @ $5.30.........                      12/11/02    5,600        54,289
                                                                                          ------------
TOTAL OUTSTANDING OPTIONS PURCHASED
 (cost $56,404)..........................................................................       54,289
                                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $158,390,409).....................................................................  158,393,428
                                                                                          ------------
TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENT SOLD SHORT -- 127.6%
 (cost $357,378,842; Note 6).............................................................  356,231,466
                                                                                          ------------
                                                                                Contracts
OUTSTANDING OPTIONS WRITTEN(a) -- (0.2%)                                        ---------
Call Options -- (0.2%)
  Swap Option, expiring 12/11/02 @ $5.30.........                      12/11/02   35,800      (534,494)
                                                                                          ------------
Put Options
  Eurodollar Futures, expiring 09/02/13 @ $96.50.                      09/13/02       11          (138)
                                                                                          ------------
TOTAL OUTSTANDING OPTIONS WRITTEN(a)
 (premium received $(408,085))...........................................................     (534,632)
                                                                                          ------------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN -- 127.4%
 (cost $356,970,757; Note 7).............................................................  355,696,834
                                                                                          ------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(e)............................................      (54,645)
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(f).........................     (269,160)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS -- (27.4)%...................................  (76,142,476)
                                                                                          ------------
TOTAL NET ASSETS -- 100.0%............................................................... $279,230,553
                                                                                          ============

The following abbreviations are used in portfolio descriptions:

       AB     Aktiebolag (Swedish Company)
       BV     Besloten Vennootschap (Dutch Limited Liability Company)
       LLC    Limited Liability Company
       M.T.N. Medium Term Note
       NR     Not Rated by Moody's or Standard & Poor's
       NV     Naamloze Vennootschap (Dutch Company)
       PLC    Public Limited Company (British Limited Liability Company)
       SA     Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Rate shown reflects current rate on variable rate instrument.

(c)Standard & Poor's rating.

(d)Security segregated as collateral for futures contracts.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B70

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


(e)Open futures contracts as of June 30, 2002 are as follows:

Number of                                 Expiration  Value at     Value at    Appreciation/
Contracts                 Type               Date    Trade Date  June 30, 2002 Depreciation
---------       ------------------------- ---------- ----------- ------------- -------------
Long Positions:
      24        U.S. Treasury Bonds        Sept 02   $ 2,384,062  $ 2,466,750   $   82,688
      224       U.S. 5 Yr Treasury Notes   Sept 02    23,737,214   24,062,500      325,286
      337       U.S. 10 Yr Treasury Notes  Sept 02    35,248,875   36,137,984      889,109
      126       German 10 Yr Fed Bonds     Sept 02    13,147,483   13,367,426      219,943
      29        Eurodollars                Dec 02      7,009,715    7,085,425       75,710
      24        Eurodollars                Jun 03      5,729,994    5,796,900       66,906
      23        Eurodollars                Sept 03     5,460,575    5,522,300       61,725
      70        LIBOR                      Dec 02     16,609,508   16,636,174       26,666
      62        LIBOR                      Mar 03     14,635,393   14,708,872       73,479
                                                                                ----------
                                                                                $1,821,512
                                                                                ==========

(f)Outstanding forward currency contracts as of June 30, 2002 are as follows:

                                       Value at       Value at    Appreciation/
 Foreign Currency Contract          Settlement Date June 30, 2002 Depreciation
 -------------------------          --------------- ------------- -------------
 Purchased:
   Pound Sterling expiring 7/25/02    $   14,530     $   15,220     $     690
                                                                    ---------
 Sold:
   Euro expiring 7/11/02               4,778,738      5,046,242      (267,504)
   Pound Sterling expiring 7/25/02        50,925         53,271        (2,346)
                                                                    ---------
                                                                    $(269,160)
                                                                    =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B71

                  ---------------------------------------------
                  SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


      LONG-TERM INVESTMENTS -- 90.6%                            Value
                                                      Shares   (Note 2)
      COMMON STOCKS                                   ------- -----------
      Aerospace & Defense -- 1.0%
        Northrop Grumman Corp........................   3,300 $   412,500
                                                              -----------
      Banks -- 1.5%
        Investors Financial Services Corp............  18,600     623,844
                                                              -----------
      Biotechnology -- 3.7%
        Celgene Corp.(a).............................   8,800     134,640
        Cephalon, Inc.(a)............................   2,200      99,440
        Gilead Sciences, Inc.(a).....................  12,300     404,424
        IDEC Pharmaceuticals Corp.(a)................  14,100     499,845
        MedImmune, Inc.(a)...........................  14,082     371,765
                                                              -----------
                                                                1,510,114
                                                              -----------
      Building Products -- 1.0%
        Masco Corp...................................  15,700     425,627
                                                              -----------
      Chemicals -- 1.0%
        Sigma-Aldrich Corp...........................   8,400     421,260
                                                              -----------
      Commercial Services & Supplies -- 11.9%
        Apollo Group, Inc. (Class "A" Stock)(a)......  17,300     681,966
        Ceridian Corp.(a)............................  31,900     605,462
        CheckFree Corp.(a)...........................  41,800     653,752
        Concord EFS, Inc.(a).........................  27,400     825,836
        DST Systems, Inc.(a).........................   4,400     201,124
        Dun & Bradstreet Corp.(a)....................  12,000     396,600
        Education Management Corp.(a)................   7,100     289,183
        FactSet Research Systems, Inc................  26,500     788,905
        Hewitt Associates, Inc. (Class "A" Stock)(a).   4,800     111,840
        Manpower, Inc................................   9,400     345,450
                                                              -----------
                                                                4,900,118
                                                              -----------
      Communications Equipment -- 0.4%
        Comverse Technology, Inc.(a).................  17,300     160,198
                                                              -----------
      Computers & Peripherals -- 2.9%
        EMC Corp.(a).................................  26,600     200,830
        Lexmark International, Inc.(a)...............   9,100     495,040
        Western Digital Corp.(a)..................... 153,000     497,250
                                                              -----------
                                                                1,193,120
                                                              -----------
      Diversified Financials -- 5.3%
        Capital One Financial Corp...................   8,500     518,925
        Charles Schwab Corp..........................  28,700     321,440
        E*TRADE Group, Inc.(a).......................  47,700     260,442
        Investment Technology Group, Inc.(a).........  13,300     434,910
        Merrill Lynch & Co., Inc.....................  10,200     409,471
        Moody's Corp.................................   4,200     208,950
                                                              -----------
                                                                2,154,138
                                                              -----------
      Electronic Equipment & Instruments -- 2.8%
        Fisher Scientific International, Inc.(a).....  13,000     364,000
        Newport Corp.................................  12,500     195,750
        Sanmina-SCI Corp.(a).........................  15,600      98,436
        Solectron Corp.(a)...........................  78,100     480,315
                                                              -----------
                                                                1,138,501
                                                              -----------
      Energy Equipment & Services -- 5.2%
        Cooper Cameron Corp.(a)......................   6,700     324,414
        ENSCO International, Inc.....................  19,500     531,570
        Nabors Industries, Ltd.(a)...................   3,300     116,490

                                                                Value
      COMMON STOCKS                                    Shares  (Note 2)
      (Continued)                                      ------ -----------
      Energy Equipment & Services (cont'd. )
        Patterson-UTI Energy, Inc.(a)................. 18,800 $   530,724
        Weatherford International, Ltd.(a)............ 14,200     613,440
                                                              -----------
                                                                2,116,638
                                                              -----------
      Health Care Equipment & Supplies -- 0.8%
        Alcon, Inc.(a)................................ 10,100     345,925
                                                              -----------
      Health Care Providers & Services -- 6.6%
        AMN Healthcare Services, Inc.(a)..............  7,300     255,573
        Caremark Rx, Inc.(a).......................... 30,400     501,600
        Community Health Systems, Inc.(a)............. 14,800     396,640
        HEALTHSOUTH Corp.(a).......................... 31,800     406,722
        Laboratory Corp. of America Holdings(a)....... 12,000     547,800
        McKesson Corp................................. 17,700     578,790
                                                              -----------
                                                                2,687,125
                                                              -----------
      Hotels Restaurants & Leisure -- 2.1%
        Brinker International, Inc.(a)................ 12,600     400,050
        Starwood Hotels & Resorts Worldwide, Inc...... 13,600     447,304
                                                              -----------
                                                                  847,354
                                                              -----------
      Household Durables -- 1.7%
        Harman International Industries, Inc..........  9,200     453,100
        Leggett & Platt, Inc..........................  9,900     231,660
                                                              -----------
                                                                  684,760
                                                              -----------
      Insurance -- 1.2%
        Radian Group, Inc............................. 10,300     503,155
                                                              -----------
      Internet & Catalog Retail -- 3.8%
        Amazon.com, Inc.(a)........................... 20,400     331,500
        eBay, Inc.(a).................................  6,800     419,016
        Ticketmaster (Class "B" Stock)(a)............. 18,900     353,619
        USA Interactive(a)............................ 18,900     443,205
                                                              -----------
                                                                1,547,340
                                                              -----------
      Internet Software & Services -- 0.9%
        RealNetworks, Inc.(a)......................... 87,900     357,753
                                                              -----------
      IT Consulting & Services -- 2.9%
        CACI International, Inc. (Class "A" Stock)(a). 13,900     530,841
        Perot Systems Corp. (Class "A" Stock)(a)......  7,300      79,497
        ProQuest Co.(a)...............................  4,800     170,400
        SunGard Data Systems, Inc.(a)................. 16,000     423,680
                                                              -----------
                                                                1,204,418
                                                              -----------
      Leisure Equipment & Products -- 0.4%
        Brunswick Corp................................  6,500     182,000
                                                              -----------
      Media -- 13.0%
        Belo Corp. (Class "A" Stock).................. 11,800     266,798
        E.W. Scripps Co. (Class "A" Stock)............  7,400     569,800
        EchoStar Communications Corp.
         (Class "A" Stock)(a).........................  6,600     122,496
        Emmis Communications Corp.
         (Class "A" Stock)(a).........................  8,000     169,520
        Entercom Communications Corp.(a)..............  9,200     422,280
        Entravision Communications Corp.
         (Class "A" Stock)(a)......................... 21,200     259,700
        Gemstar-TV Guide International, Inc.(a)....... 45,600     245,784
        General Motors Corp. (Class "H" Stock)(a)..... 26,400     287,504
        Interpublic Group of Cos., Inc................ 23,000     569,480
        Lin TV Corp. (Class "A" Stock) (a)............ 17,200     465,088

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B72

            ---------------------------------------------------------
            SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (Continued)
            ---------------------------------------------------------

                                                      June 30, 2002 (Unaudited)


                                                              Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Media (cont'd. )
          New York Times Co. (The)
           (Class "A" Stock)........................  8,000 $   412,000
          Pearson PLC, ADR (United Kingdom)......... 77,200     802,108
          TMP Worldwide, Inc.(a).................... 20,700     445,050
          Univision Communications, Inc.
           (Class "A" Stock)(a).....................  9,700     304,580
                                                            -----------
                                                              5,342,188
                                                            -----------
        Multiline Retail -- 0.9%
          Dollar Tree Stores, Inc.(a)...............  9,800     386,218
                                                            -----------
        Pharmaceuticals -- 3.8%
          Allergan, Inc.............................  6,700     447,225
          SICOR, Inc.(a)............................ 30,600     567,324
          Teva Pharmaceutical Industries, Ltd., ADR
           (Israel).................................  8,100     540,918
                                                            -----------
                                                              1,555,467
                                                            -----------
        Semiconductor Equipment & Products --  3.3%
          Altera Corp.(a)........................... 14,700     199,920
          Fairchild Semiconductor Corp.
           (Class "A" Stock)(a).....................  8,900     216,270
          Integrated Device Technology, Inc.(a)..... 14,700     266,658
          International Rectifier Corp.(a).......... 11,000     320,650
          KLA-Tencor Corp.(a).......................    600      26,394
          Linear Technology Corp....................    800      25,144
          Maxim Integrated Products, Inc.(a)........  1,400      53,662
          Novellus Systems, Inc.(a).................  4,300     146,200
          Xilinx, Inc.(a)...........................  4,800     107,664
                                                            -----------
                                                              1,362,562
                                                            -----------
        Software -- 7.8%
          Adobe Systems, Inc........................ 16,200     461,700
          Autodesk, Inc............................. 36,800     487,600
          Electronic Arts, Inc.(a)..................  7,500     495,375
          Fair, Issac & Co., Inc.................... 13,950     458,536
          Intuit, Inc.(a)...........................  4,600     228,712
          Reynolds & Reynolds Co.
           (Class "A" Stock)........................ 17,400     486,330
          THQ, Inc.(a).............................. 19,600     584,472
                                                            -----------
                                                              3,202,725
                                                            -----------

                                                               Value
        COMMON STOCKS                              Shares     (Note 2)
        (Continued)                               --------- -----------
        Specialty Retail -- 2.3%
          Circuit City Stores-Circuit City Group.     9,500 $   178,125
          CSK Auto Corp.(a)......................     5,700      79,458
          GameStop Corp.(a)......................     8,900     186,811
          Williams-Sonoma, Inc.(a)...............    16,200     496,692
                                                            -----------
                                                                941,086
                                                            -----------
        Textiles & Apparel -- 2.4%
          Jones Apparel Group, Inc.(a)...........    16,400     615,000
          Reebok International, Ltd.(a)..........    13,000     383,500
                                                            -----------
                                                                998,500
                                                            -----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $40,358,087)................................  37,204,634
                                                            -----------
        SHORT-TERM INVESTMENT -- 13.6%
        Mutual Fund
          Prudential Core Investment Fund --
           Taxable Money Market Series
           (cost $5,571,755; Note 4)............. 5,571,755   5,571,755
                                                            -----------
        TOTAL INVESTMENTS -- 104.2%
          (cost $45,929,842; Note 7).......................  42,776,389
        LIABILITIES IN EXCESS OF
         OTHER ASSETS -- (4.2)%............................  (1,732,187)
                                                            -----------
        NET ASSETS -- 100.0%............................... $41,044,202
                                                            ===========

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             PLC Public Limited Company (British Limited Liability
                 Company)

(a)Non-income producing security.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B73

                        ---------------------------------
                        SP SMALL/MID-CAP VALUE PORTFOLIO
                        ---------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


      LONG-TERM INVESTMENTS -- 98.6%                            Value
                                                       Shares  (Note 2)
      COMMON STOCKS                                    ------ -----------
      Aerospace/Defense -- 0.4%
        United Defense Industries, Inc.(a)............ 14,300 $   328,900
                                                              -----------
      Agricultural Products & Services -- 0.7%
        Delta & Pine Land Co.......................... 32,100     645,210
                                                              -----------
      Airlines -- 1.3%
        Alaska Air Group, Inc.(a).....................  1,300      33,930
        AMR Corp.(a)..................................    800      13,488
        Northwest Airlines Corp. (Class "A" Stock)(a)  46,500     560,790
        SkyWest, Inc..................................  9,900     231,561
        UAL Corp...................................... 29,200     334,048
                                                              -----------
                                                                1,173,817
                                                              -----------
      Apparel -- 0.3%
        OshKosh B'Gosh, Inc. (Class "A" Stock)........  5,300     230,496
        UniFirst Corp.................................  1,000      25,300
                                                              -----------
                                                                  255,796
                                                              -----------
      Appliances & Home Furnishings -- 2.3%
        Ethan Allen Interiors, Inc....................  3,400     118,490
        Furniture Brands International, Inc.(a)....... 19,900     601,975
        Maytag Corp................................... 10,000     426,500
        Mohawk Industries, Inc.(a)....................    800      49,224
        York International Corp....................... 24,000     810,960
                                                              -----------
                                                                2,007,149
                                                              -----------
      Autos - Cars & Trucks -- 1.8%
        American Axle & Manufacturing Holdings,
         Inc.(a)......................................  8,000     237,920
        Coachmen Industries, Inc...................... 22,400     324,800
        Navistar International Corp.(a)............... 15,600     499,200
        Sonic Automotive, Inc.(a)..................... 18,000     463,500
        Superior Industries International, Inc........  1,100      50,875
                                                              -----------
                                                                1,576,295
                                                              -----------
      Banks and Savings & Loans -- 9.4%
        Astoria Financial Corp........................ 12,500     400,625
        BankAtlantic Bancorp, Inc. (Class "A" Stock)   32,100     398,040
        Banknorth Group, Inc.......................... 34,300     892,486
        City National Corp............................ 18,500     994,375
        Commercial Federal Corp.......................  2,000      58,000
        Hudson City Bancorp, Inc...................... 49,000     967,750
        Huntington Bancshares, Inc.................... 71,800   1,394,356
        IndyMac Bancorp, Inc.......................... 22,400     508,032
        Investors Financial Services Corp.(a).........  6,000     201,240
        Mercantile Bankshares Corp.................... 31,400   1,288,342
        North Fork Bancorporation, Inc................ 11,900     473,739
        Popular, Inc..................................  7,100     239,128
        Silicon Valley Bancshares, Inc.(a)............  5,800     152,888
        TCF Financial Corp............................  2,800     137,480
        Webster Financial Corp........................  1,700      65,008
                                                              -----------
                                                                8,171,489
                                                              -----------
      Business Services -- 0.5%
        Manpower, Inc................................. 10,700     393,225
        Optimal Robotics Corp. (Canada)(a)............  1,800      13,122
                                                              -----------
                                                                  406,347
                                                              -----------
      Chemicals -- 5.3%
        Arch Chemicals, Inc........................... 26,100     644,670
        Cytec Industries, Inc.(a)..................... 20,800     653,952

                                                              Value
        COMMON STOCKS                                Shares  (Note 2)
        (Continued)                                  ------ -----------
        Chemicals (cont'd.)
          Georgia Gulf Corp.........................  8,700 $   230,028
          IMC Global, Inc........................... 17,400     217,500
          Ionics, Inc.(a)...........................  8,100     196,425
          Lyondell Chemical Co...................... 66,700   1,007,170
          Millennium Chemicals, Inc................. 57,200     803,660
          Minerals Technologies, Inc................  1,900      93,708
          Omnova Solutions, Inc.(a)................. 45,400     381,360
          PolyOne Corp.............................. 36,900     415,125
                                                            -----------
                                                              4,643,598
                                                            -----------
        Commercial Services -- 1.1%
          Angelica Corp.............................  5,300      91,160
          Applera Corp.-Celera Genomics Group(a)....  2,500      30,000
          Arbitron, Inc.(a).........................  1,540      48,048
          Insurance Auto Auctions, Inc.(a)..........    900      17,550
          Labor Ready, Inc.(a)......................  9,200      53,820
          Viad Corp................................. 28,700     746,200
                                                            -----------
                                                                986,778
                                                            -----------
        Computer Software & Services -- 1.9%
          Avocent Corp.(a)..........................  8,900     141,688
          Ceridian Corp.(a).........................  1,100      20,878
          Diebold, Inc..............................  5,400     201,096
          Exult, Inc.(a)............................ 20,500     133,250
          Hutchinson Technology, Inc.(a)............  6,400     100,096
          Inforte Corp.(a).......................... 14,600     144,832
          Numerical Technologies, Inc.(a)...........  6,000      23,970
          RadiSys Corp.(a).......................... 14,000     162,820
          The InterCept Group, Inc.(a).............. 27,000     559,440
          Vastera, Inc.(a).......................... 11,800      51,802
          Virage Logic Corp.(a)..................... 10,500     136,710
                                                            -----------
                                                              1,676,582
                                                            -----------
        Construction -- 5.7%
          Clayton Homes, Inc........................ 21,600     341,280
          D.R. Horton, Inc..........................  8,600     223,858
          Elcor Corp................................ 18,000     492,300
          Fleetwood Enterprises, Inc.(a)............ 13,600     118,320
          Florida Rock Industries, Inc..............    500      17,905
          Fluor Corp................................  4,700     183,065
          KB HOME................................... 12,200     628,422
          Lafarge Corp.............................. 10,700     376,105
          Lennar Corp...............................  7,500     459,000
          Martin Marietta Materials, Inc............ 12,100     471,900
          Pulte Homes, Inc..........................  1,500      86,220
          Ryland Group, Inc......................... 14,700     731,325
          Standard Pacific Corp..................... 11,900     417,452
          Texas Industries, Inc..................... 13,200     415,668
                                                            -----------
                                                              4,962,820
                                                            -----------
        Consumer Products -- 2.0%
          Alberto-Culver Co. (Class "A" Stock)......  2,600     117,468
          Alberto-Culver Co. (Class "B" Stock)......  3,800     181,640
          Estee Lauder Cos., Inc. (Class "A" Stock).  6,200     218,240
          Pennzoil-Quaker State Co.................. 58,400   1,257,352
                                                            -----------
                                                              1,774,700
                                                            -----------
        Containers -- 1.5%
          Ball Corp.................................  4,300     178,364
          Owens-Illinois, Inc.(a)................... 25,700     353,118

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B74

                  ---------------------------------------------
                  SP SMALL/MID-CAP VALUE PORTFOLIO (Continued)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                ------ -----------
         Containers (cont'd.)
           Packaging Corp. of America(a)...........  5,500 $   109,395
           Pactiv Corp.(a)......................... 11,200     266,560
           Silgan Holdings, Inc.(a)................ 10,600     428,664
                                                           -----------
                                                             1,336,101
                                                           -----------
         Distribution/Wholesalers -- 0.3%
           Ingram Micro, Inc. (Class "A" Stock)(a).  5,400      74,250
           Tech Data Corp.(a)......................  4,400     166,540
                                                           -----------
                                                               240,790
                                                           -----------
         Diversified Manufacturing Operations -- 5.3%
           Black & Decker Corp..................... 15,400     742,280
           Federal Signal Corp..................... 24,400     585,600
           General Cable Corp......................  1,500       9,450
           Hillenbrand Industries, Inc.............  7,100     398,665
           Pentair, Inc............................ 19,500     937,560
           Snap-on, Inc............................ 31,100     923,359
           SPX Corp................................  1,700     199,750
           Terex Corp.(a).......................... 14,700     330,603
           Thermo Electron Corp.(a)................ 29,100     480,150
                                                           -----------
                                                             4,607,417
                                                           -----------
         Drugs & Medical Supplies -- 2.0%
           CV Therapeutics, Inc.(a)................    200       3,724
           DENTSPLY International, Inc............. 33,600   1,240,176
           Exelixis, Inc.(a).......................  5,200      39,156
           Neurocrine Biosciences, Inc.(a).........  2,000      57,300
           STERIS Corp.(a)......................... 20,600     393,666
           Viasys Healthcare, Inc.(a)..............  1,417      24,727
                                                           -----------
                                                             1,758,749
                                                           -----------
         Electronics -- 3.4%
           AMETEK, Inc............................. 27,100   1,009,475
           Arrow Electronics, Inc.(a)..............  3,800      78,850
           Artesyn Technologies, Inc.(a)...........  7,300      47,669
           Avnet, Inc..............................    600      13,194
           Hubbell, Inc. (Class "B" Stock)......... 33,200   1,133,780
           Integrated Silicon Solution, Inc.(a).... 21,500     191,780
           Millipore Corp.(a)......................  8,700     278,226
           MIPS Technologies, Inc.
            (Class "A" Stock)(a)...................  2,000      12,340
           Polycom, Inc.(a)........................  5,800      69,542
           Tektronix, Inc.(a)......................  5,500     102,905
                                                           -----------
                                                             2,937,761
                                                           -----------
         Energy -- 1.5%
           Equitable Resources, Inc................ 28,300     970,690
           Kinder Morgan Management, LLC(a)........  4,521     137,891
           Kinder Morgan, Inc......................  5,500     209,110
           Sempra Energy...........................    800      17,704
                                                           -----------
                                                             1,335,395
                                                           -----------
         Engineering -- 0.1%
           Jacobs Engineering Group, Inc.(a).......  2,800      97,384
                                                           -----------
         Environmental Services -- 0.2%
           Republic Services, Inc.(a).............. 11,300     215,491
                                                           -----------
         Financial Services -- 4.9%
           Affiliated Managers Group, Inc.(a)......  3,300     202,950
           Ambac Financial Group, Inc..............  6,400     430,080
           Bank of Hawaii Corp..................... 29,100     814,800

                                                              Value
         COMMON STOCKS                               Shares  (Note 2)
         (Continued)                                 ------ -----------
         Financial Services (cont'd.)
           BlackRock, Inc.(a)....................... 11,000 $   487,300
           Commerce Bancorp, Inc.................... 29,900   1,321,580
           LaBranche & Co., Inc.(a).................  2,700      61,830
           Legg Mason, Inc..........................  1,900      93,746
           Old Republic International Corp..........  5,400     170,100
           Radian Group, Inc........................  9,000     439,650
           Waddell & Reed Financial, Inc.
            (Class "A" Stock)....................... 10,700     245,244
                                                            -----------
                                                              4,267,280
                                                            -----------
         Food & Beverage -- 2.7%
           Dean Foods Co.(a)........................ 12,532     467,444
           Dole Food Co., Inc....................... 19,200     553,920
           Horizon Organic Holding Corp.(a).........  2,900      51,098
           McCormick & Co., Inc..................... 49,600   1,277,200
                                                            -----------
                                                              2,349,662
                                                            -----------
         Gold Mines
           Agnico-Eagle Mines, Ltd. (Canada)........  1,500      21,855
                                                            -----------
         Hospitals/Healthcare Management -- 2.2%
           AmeriPath, Inc.(a).......................  2,300      51,589
           Community Health Care(a).................  6,700     179,560
           First Health Group Corp.(a).............. 25,500     715,020
           Trigon Healthcare, Inc.(a)...............  9,200     925,336
                                                            -----------
                                                              1,871,505
                                                            -----------
         Index Funds -- 6.3%
           Russell 2000 Value Index Fund............ 26,800   3,642,120
           Russell Midcap Value Index Fund.......... 23,000   1,814,240
                                                            -----------
                                                              5,456,360
                                                            -----------
         Industrials -- 1.5%
           Kennametal, Inc.......................... 24,000     878,400
           Milacron, Inc............................  8,900      90,335
           Oshkosh Truck Corp.......................  6,100     360,571
                                                            -----------
                                                              1,329,306
                                                            -----------
         Insurance -- 3.2%
           Allmerica Financial Corp.................  5,600     258,720
           HCC Insurance Holdings, Inc.............. 35,100     924,885
           Markel Corp.(a)..........................  2,900     571,300
           Penn-America Group, Inc..................  4,350      45,805
           Protective Life Corp.....................  6,600     218,460
           Reinsurance Group of America, Inc........    700      21,574
           UICI(a).................................. 26,100     527,220
           Vesta Insurance Group, Inc............... 44,400     190,032
                                                            -----------
                                                              2,757,996
                                                            -----------
         Leisure -- 1.2%
           Callaway Golf Co.........................  3,100      49,104
           Harrah's Entertainment, Inc.(a).......... 10,200     452,370
           Mandalay Resort Group(a).................  6,300     173,691
           Six Flags, Inc.(a)....................... 10,800     156,060
           Take-Two Interactive Software, Inc.(a)...  8,300     170,897
                                                            -----------
                                                              1,002,122
                                                            -----------
         Machinery -- 1.0%
           Albany International Corp.
            (Class "A" Stock).......................  2,300      61,893
           Astec Industries, Inc.(a)................  2,800      45,052
           NACCO Industries, Inc. (Class "A" Stock). 10,300     598,430

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B75

                  ---------------------------------------------
                  SP SMALL/MID-CAP VALUE PORTFOLIO (Continued)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                            Value
          COMMON STOCKS                            Shares  (Note 2)
          (Continued)                              ------ -----------
          Machinery (cont'd.)
            Stewart & Stevenson Services, Inc.....  3,700 $    65,638
            Wabtec Corp...........................  4,800      68,400
                                                          -----------
                                                              839,413
                                                          -----------
          Media -- 1.1%
            E.W. Scripps Co. (Class "A" Stock)....  7,000     539,000
            Radio One, Inc. (Class "D" Stock)(a).. 28,200     419,334
                                                          -----------
                                                              958,334
                                                          -----------
          Metals & Mining -- 0.1%
            Freeport-McMoRan Copper & Gold, Inc.
             (Class "B" Stock)(a).................  2,500      44,625
                                                          -----------
          Mineral Resources -- 0.7%
            Phelps Dodge Corp.(a)................. 14,600     601,520
                                                          -----------
          Office Equipment & Supplies -- 0.6%
            Steelcase, Inc. (Class "A" Stock)..... 41,900     560,622
                                                          -----------
          Oil - Exploration/Production -- 0.3%
            Hurricane Hydrocarbons, Ltd.
             (Class "A" Stock)(a)................. 25,700     240,295
                                                          -----------
          Oil & Gas Services -- 1.8%
            Cal Dive International, Inc.(a).......  3,900      85,800
            Global Industries, Ltd.(a)............  9,400      65,706
            Grant Prideco, Inc.(a)................  1,000      13,600
            Input/Output, Inc.(a).................  3,800      34,200
            KeySpan Corp..........................  5,900     222,135
            National-Oilwell, Inc.(a).............  1,100      23,155
            Newpark Resources, Inc.(a)............ 13,800     101,430
            Nuevo Energy Co.(a)................... 13,800     218,040
            Oceaneering International, Inc.(a)....  3,800     102,600
            Smith International, Inc.(a)..........  1,700     115,923
            Valero Energy Corp.................... 14,200     531,364
            W-H Energy Services, Inc.(a)..........  1,300      28,808
                                                          -----------
                                                            1,542,761
                                                          -----------
          Paper & Forest Products -- 1.7%
            Aracruz Celulose SA, ADR (Brazil)..... 32,100     642,000
            Boise Cascade Corp....................  3,000     103,590
            Louisiana-Pacific Corp.(a)............ 20,200     213,918
            MeadWestvaco Corp.....................  5,130     172,163
            Sappi, Ltd., ADR (South Africa)(a).... 14,900     208,898
            Temple-Inland, Inc....................  2,900     167,794
                                                          -----------
                                                            1,508,363
                                                          -----------
          Printing & Publishing -- 1.8%
            Banta Corp............................ 34,900   1,252,910
            Playboy Enterprises, Inc.
             (Class "A" Stock)(a)................. 23,800     303,450
                                                          -----------
                                                            1,556,360
                                                          -----------
          Real Estate Investment Trust -- 9.0%
            Alexandria Real Estate Equities, Inc..  7,100     350,314
            Apartment Investment & Management Co.
             (Class "A" Stock).................... 25,200   1,239,840
            Avalonbay Communities, Inc............ 11,100     518,370
            CBL & Associates Properties, Inc......  7,300     295,650
            CenterPoint Properties Corp........... 16,000     928,160
            Centex Corp...........................  8,600     496,994
            Crescent Real Estate Equities Co...... 10,800     201,960

                                                               Value
        COMMON STOCKS                                 Shares  (Note 2)
        (Continued)                                   ------ -----------
        Real Estate Investment Trust (cont'd.)
          Duke-Weeks Realty Corp..................... 44,800 $ 1,296,960
          Home Properties of New York, Inc...........  1,200      45,528
          Sun Communities, Inc....................... 27,100   1,131,425
          Taubman Centers, Inc....................... 15,000     228,750
          Vornado Realty Trust....................... 24,600   1,136,520
                                                             -----------
                                                               7,870,471
                                                             -----------
        Restaurants -- 0.9%
          Applebee's International, Inc..............  1,800      40,968
          CEC Entertainment, Inc.(a).................  5,100     210,630
          Jack in the Box, Inc.(a)...................  6,500     206,700
          Ruby Tuesday, Inc..........................  7,300     141,620
          Wendy's International, Inc.................  5,400     215,082
                                                             -----------
                                                                 815,000
                                                             -----------
        Retail -- 3.4%
          American Eagle Outfitters, Inc.(a).........    900      19,026
          Big Lots, Inc.(a).......................... 34,800     684,864
          Christopher & Banks Corp.(a)...............  6,600     279,180
          Circuit City Stores, Inc.--CarMax Group(a). 18,900     409,185
          Group 1 Automotive, Inc.(a)................    900      34,335
          J. Jill Group, Inc.(a)..................... 16,500     626,175
          Longs Drug Stores Corp.....................  8,800     248,952
          Pacific Sunwear of California, Inc.(a).....  9,500     210,615
          The Limited, Inc........................... 11,150     237,495
          Too, Inc.(a)...............................  3,700     113,960
          Whole Foods Market, Inc.(a)................  1,200      57,864
                                                             -----------
                                                               2,921,651
                                                             -----------
        Semiconductors -- 0.6%
          Advanced Power Technology, Inc.(a)......... 11,100     160,839
          Axcelis Technologies, Inc.(a)..............  5,900      66,670
          Cypress Semiconductor Corp.(a).............  5,800      88,044
          DuPont Photomasks, Inc.(a).................  3,000      99,480
          Kulicke & Soffa Industries, Inc.(a)........  2,200      27,258
          Lattice Semiconductor Corp.(a).............    800       6,952
          Oak Technology, Inc.(a)....................  8,700      39,411
                                                             -----------
                                                                 488,654
                                                             -----------
        Steel & Metals -- 1.1%
          Century Aluminum Co........................ 48,200     717,698
          Meridian Gold, Inc. (Canada)(a)............    900      14,445
          Ryerson Tull, Inc.......................... 21,200     246,556
                                                             -----------
                                                                 978,699
                                                             -----------
        Telecommunications -- 0.6%
          Andrew Corp.(a)............................  3,600      53,712
          Citizens Communications Co.(a)............. 39,200     327,712
          Metro One Telecommunications, Inc.(a)......  7,400     103,304
          Proxim Corp. (Class "A" Stock)(a)..........  4,157      13,427
          Spectrasite Holdings, Inc.(a)..............  8,600       1,548
          Triton PCS Holdings, Inc.(a)...............  9,200      35,880
                                                             -----------
                                                                 535,583
                                                             -----------
        Textiles -- 0.1%
          Culp, Inc.(a)..............................  6,900     111,159
                                                             -----------
        Transportation -- 1.2%
          CNF, Inc...................................  6,000     227,880
          Genesee & Wyoming, Inc.
           (Class "A" Stock)(a)...................... 18,850     425,256

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B76

                  ---------------------------------------------
                  SP SMALL/MID-CAP VALUE PORTFOLIO (Continued)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                      Value
                COMMON STOCKS                Shares  (Note 2)
                (Continued)                  ------ -----------
                Transportation (cont'd.)
                  Landstar Systems, Inc.(a).  2,400 $   256,440
                  Ryder System, Inc.........  4,500     121,905
                                                    -----------
                                                      1,031,481
                                                    -----------
                Utility - Electric -- 3.6%
                  Cinergy Corp.............. 13,300     478,667
                  DPL, Inc.................. 20,400     539,580
                  Energy East Corp.......... 11,400     257,640
                  FirstEnergy Corp.......... 12,000     400,560
                  Northeast Utilities....... 22,300     419,463
                  NSTAR.....................  5,400     241,812
                  SCANA Corp................ 16,900     521,703
                  Wisconsin Energy Corp..... 10,400     262,808
                                                    -----------
                                                      3,122,233
                                                    -----------
                TOTAL LONG-TERM INVESTMENTS
                  (cost $83,351,803)........         85,921,879
                                                    -----------

The following abbreviations are used in portfolio descriptions:

                        ADR American Depositary Receipt
                        LLC Limited Liability Company

(a)Non-Income producing security.

                                                 Principal
                                                  Amount     Value
          SHORT-TERM                               (000)    (Note 2)
          INVESTMENT -- 1.3%                     --------- -----------
          Repurchase Agreement
            Joint Repurchase Agreement Account,
             1.95%, 07/01/02
             (cost $1,146,000; Note 5)..........  $1,146   $ 1,146,000
                                                           -----------
          TOTAL INVESTMENTS -- 99.9%
           (cost $84,497,803; Note 7).....................  87,067,879
          ASSETS IN EXCESS OF OTHER
           LIABILITIES -- 0.1%............................      72,107
                                                           -----------
          NET ASSETS -- 100.0%............................ $87,139,986
                                                           ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B77

                 -----------------------------------------------
                 SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


   LONG-TERM INVESTMENTS -- 95.5%                                   Value
                                                           Shares  (Note 2)
   COMMON STOCKS                                           ------ -----------
   Beverages -- 2.8%
    PepsiCo, Inc..........................................  7,600 $   366,320
                                                                  -----------
   Biotechnology -- 2.6%
    Genentech, Inc.(a)....................................  9,800     328,300
                                                                  -----------
   Communications Equipment -- 4.2%
    Cisco Systems, Inc.(a)................................ 23,200     323,640
    Nokia Oyj, ADR (Finland).............................. 14,900     215,752
                                                                  -----------
                                                                      539,392
                                                                  -----------
   Computers & Peripherals -- 2.8%
    Dell Computer Corp.(a)................................ 13,800     360,732
                                                                  -----------
   Diversified Financials -- 16.6%
    Capital One Financial Corp............................  4,700     286,935
    Citigroup, Inc........................................ 14,500     561,875
    Federal Home Loan Mortgage  Corp......................  5,350     327,420
    Goldman Sachs Group, Inc..............................  2,700     198,045
    MBNA Corp............................................. 12,600     416,682
    Merrill Lynch & Co., Inc..............................  8,700     352,350
                                                                  -----------
                                                                    2,143,307
                                                                  -----------
   Energy Equipment & Services -- 2.8%
    BJ Services Co.(a).................................... 10,800     365,904
                                                                  -----------
   Food & Drug Retailing -- 2.1%
    Walgreen Co...........................................  7,000     270,410
                                                                  -----------
   Health Care Providers & Services -- 7.5%
    Cardinal Health, Inc..................................  3,350     205,723
    Tenet Healthcare Corp.(a).............................  2,100     150,255
    UnitedHealth Group, Inc...............................  6,700     613,385
                                                                  -----------
                                                                      969,363
                                                                  -----------
   Hotels Restaurants & Leisure -- 2.6%
    Marriott International, Inc. (Class "A" Stock)........  8,700     331,035
                                                                  -----------
   Industrial Conglomerates -- 2.0%
    General Electric Co...................................  8,700     252,735
                                                                  -----------
   Insurance -- 2.5%
    American International Group, Inc.....................  4,800     327,504
                                                                  -----------
   Media -- 5.5%
    Viacom, Inc. (Class "B" Stock)(a)..................... 16,000     709,920
                                                                  -----------
   Motorcycles -- 2.6%
    Harley-Davidson, Inc..................................  6,600     338,382
                                                                  -----------
   Multiline Retail -- 7.9%
    Kohl's Corp.(a)....................................... 14,550   1,019,665
                                                                  -----------
   Pharmaceuticals -- 11.4%
    Johnson & Johnson.....................................  9,700     506,922
    Pfizer, Inc........................................... 17,300     605,500
    Wyeth.................................................  7,100     363,520
                                                                  -----------
                                                                    1,475,942
                                                                  -----------
   Semiconductor Equipment & Products -- 3.5%
    Micron Technology, Inc.(a)............................  7,900     159,738
    Texas Instruments, Inc................................ 12,500     296,250
                                                                  -----------
                                                                      455,988
                                                                  -----------
   Software -- 4.1%
    Microsoft Corp.(a)....................................  9,700     530,590
                                                                  -----------

                                                                    Value
                                                           Shares  (Note 2)
   COMMON STOCKS (Continued)                               ------ -----------
   Specialty Retail -- 8.6%
    Best Buy Co., Inc.(a).................................  3,600 $   130,680
    Lowe's Cos., Inc...................................... 14,700     667,380
    Tiffany & Co..........................................  9,000     316,800
                                                                  -----------
                                                                    1,114,860
                                                                  -----------
   Wireless Telecommunication Services -- 3.4%
    AT&T Wireless Services, Inc.(a)....................... 35,700     208,845
    Vodafone Group PLC, ADR (United Kingdom).............. 16,400     223,860
                                                                  -----------
                                                                      432,705
                                                                  -----------
   TOTAL LONG-TERM INVESTMENTS (cost $13,428,596)................  12,333,054
                                                                  -----------

                                                Principal
                                                 Amount
         SHORT-TERM                               (000)
         INVESTMENTS -- 5.8%                    ---------
         Repurchase Agreement -- 2.4%
           Joint Repurchase Agreement Account,
            1.95%, 07/01/02 (Note 5)...........   $310        310,000
                                                          -----------
                                                 Shares
                                                ---------
         Mutual Funds -- 3.4%
           Prudential Core Investment Fund --
            Taxable Money Market Series
            (Note 4)...........................    446        446,081
                                                          -----------
         TOTAL SHORT-TERM INVESTMENTS
          (cost $756,081)................................     756,081
                                                          -----------
         TOTAL INVESTMENTS -- 101.3%
           (cost $14,184,677; Note 7)..................    13,089,135
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (1.3)%...............................    (171,788)
                                                          -----------
         NET ASSETS -- 100.0%............................ $12,917,347
                                                          ===========

The following abbreviations are used in portfolio descriptions:

             ADR American Depository Receipt
             Oyj Julkinen Osakeyhtio (Finnish Company)
             PLC Public Limited Company (British Limited Liability
                 Company)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B78

                             ----------------------
                             STOCK INDEX PORTFOLIO
                             ----------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



          LONG-TERM INVESTMENTS -- 97.8%                   Value
                                              Shares      (Note 2)
          COMMON STOCKS                      --------- --------------
          Advertising -- 0.1%
            Omnicom Group, Inc.(b)..........    57,100 $    2,615,180
            TMP Worldwide, Inc.(a)..........    35,100        754,650
                                                       --------------
                                                            3,369,830
                                                       --------------
          Aerospace -- 1.7%
            Boeing Co. (The)................   258,736     11,643,120
            General Dynamics Corp...........    61,500      6,540,525
            Lockheed Martin Corp............   134,498      9,347,611
            Northrop Grumman Corp.(b).......    33,200      4,150,000
            Raytheon Co.....................   115,618      4,711,433
            Rockwell Collins, Inc...........    59,300      1,626,006
            Rockwell International Corp.....    59,300      1,184,814
            United Technologies Corp........   144,000      9,777,600
                                                       --------------
                                                           48,981,109
                                                       --------------
          Airlines -- 0.2%
            AMR Corp.(a)....................    48,200        812,652
            Delta Airlines, Inc.............    39,000        780,000
            Southwest Airlines Co...........   231,637      3,743,254
                                                       --------------
                                                            5,335,906
                                                       --------------
          Apparel -- 0.2%
            Jones Apparel Group, Inc.(a)....    37,500      1,406,250
            Nike, Inc. (Class "B" Shares)...    82,700      4,436,855
            Reebok International, Ltd.(a)...    19,000        560,500
                                                       --------------
                                                            6,403,605
                                                       --------------
          Autos - Cars & Trucks -- 1.2%
            Cummins Engine Co., Inc.........    14,400        476,640
            Dana Corp.......................    48,794        904,153
            Delphi Automotive Systems Corp..   172,044      2,270,981
            Ford Motor Co.(b)...............   548,045      8,768,720
            General Motors Corp.(b).........   171,500      9,166,675
            Genuine Parts Co................    49,225      1,716,475
            Harley-Davidson, Inc.(b)........    91,000      4,665,570
            Johnson Controls, Inc...........    25,200      2,056,572
            Navistar International Corp.(a).    18,900        604,800
            PACCAR, Inc.....................    34,290      1,522,133
            TRW, Inc........................    38,900      2,216,522
            Visteon Corp....................    42,964        610,089
                                                       --------------
                                                           34,979,330
                                                       --------------
          Banks and Savings & Loans -- 6.3%
            AmSouth Bancorporation..........   113,500      2,540,130
            Bank of New York Co., Inc.......   223,300      7,536,375
            Bank One Corp...................   356,945     13,735,244
            BankAmerica Corp................   467,244     32,875,288
            Capital One Financial Corp.(b)..    66,500      4,059,825
            Charter One Financial, Inc......    69,270      2,381,503
            Comerica, Inc...................    54,250      3,330,950
            Fifth Third Bancorp(b)..........   177,849     11,853,636
            First Tennessee National Corp...    31,000      1,187,300
            Golden West Financial Corp......    46,600      3,205,148
            Huntington Bancshares, Inc.(b)..    74,875      1,454,072
            KeyCorp.........................   131,500      3,589,950
            Mellon Financial Corp...........   132,200      4,155,046
            National City Corp..............   187,200      6,224,400
            Northern Trust Corp.............    69,700      3,070,982
            PNC Bank Corp...................    88,100      4,605,868
            Providian Financial Corp........    96,200        565,656

      COMMON STOCKS                                            Value
                                                  Shares      (Note 2)
      (Continued)                                --------- --------------
      Banks and Savings & Loans (cont'd.)
        SouthTrust Corp.........................   102,100 $    2,666,852
        State Street Corp.......................    97,500      4,358,250
        Suntrust Banks, Inc.(b).................    87,100      5,898,412
        U.S. Bancorp............................   581,681     13,582,251
        Union Planters Corp.....................    61,200      1,981,044
        Wachovia Corp...........................   412,778     15,759,864
        Wells Fargo & Co........................   517,560     25,909,053
        Zions Bancorporation....................    28,000      1,458,800
                                                           --------------
                                                              177,985,899
                                                           --------------
      Chemicals -- 1.3%
        Air Products & Chemicals, Inc...........    69,600      3,512,712
        Dow Chemical Co.........................   274,461      9,435,969
        Du Pont (E.I.) de Nemours & Co..........   304,991     13,541,601
        Eastman Chemical Co.....................    22,400      1,050,560
        Engelhard Corp..........................    40,875      1,157,580
        Great Lakes Chemical Corp...............    13,500        357,615
        Hercules, Inc.(a).......................    37,400        433,840
        Praxair, Inc............................    48,600      2,768,742
        Rohm & Haas Co..........................    66,700      2,700,683
        Sigma-Aldrich Corp......................    21,200      1,063,180
                                                           --------------
                                                               36,022,482
                                                           --------------
      Commercial Services -- 0.6%
        Cendant Corp.(a)(b).....................   305,818      4,856,390
        Cintas Corp.(b).........................    50,300      2,486,329
        Concord EFS, Inc.(a)....................   156,900      4,728,966
        Convergys Corp.(a)......................    51,900      1,011,012
        Deluxe Corp.............................    18,800        731,132
        Fiserv, Inc.(a).........................    58,200      2,136,522
        Quintiles Transnational Corp.(a)(b).....    36,000        449,640
                                                           --------------
                                                               16,399,991
                                                           --------------
      Computers -- 2.8%
        Apple Computer, Inc.(a).................   110,900      1,965,148
        Citrix Systems, Inc.(a).................    60,800        367,232
        Comverse Technology, Inc.(a)............    58,000        537,080
        Dell Computer Corp.(a)..................   789,400     20,634,916
        Hewlett-Packard Co......................   913,516     13,958,524
        International Business Machines Corp....   519,900     37,432,800
        Sun Microsystems, Inc.(a)...............   982,900      4,924,329
                                                           --------------
                                                               79,820,029
                                                           --------------
      Computer Services -- 6.9%
        Adobe Systems, Inc......................    70,200      2,000,700
        Autodesk, Inc...........................    33,600        445,200
        Automatic Data Processing, Inc..........   186,900      8,139,495
        Avaya, Inc.(a)..........................    97,908        484,645
        BMC Software, Inc.(a)...................    74,600      1,238,360
        Cisco Systems, Inc.(a).................. 2,215,100     30,900,645
        Computer Associates International, Inc..   173,043      2,749,653
        Computer Sciences Corp.(a)..............    53,900      2,576,420
        Compuware Corp.(a)......................   118,600        719,902
        EMC Corp.(a)............................   685,074      5,172,309
        First Data Corp.........................   231,100      8,596,920
        Gateway, Inc.(a)........................   106,800        474,192
        Intuit, Inc.(a).........................    65,500      3,256,660
        Lexmark International, Inc.(a)(b).......    38,014      2,067,961

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B79

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


      COMMON STOCKS                                            Value
                                                  Shares      (Note 2)
      (Continued)                                --------- --------------
      Computer Services (cont'd.)
        Mercury Interactive Corp.(a)(b).........    25,000 $      574,000
        Micron Technology, Inc.(a)(b)...........   179,700      3,633,534
        Microsoft Corp.(a)...................... 1,641,300     89,779,110
        NCR Corp.(a)............................    25,900        896,140
        Network Appliance, Inc.(a)(b)...........   104,400      1,298,736
        Novell, Inc.(a).........................   126,100        404,781
        NVIDIA Corp.(a)(b)......................    44,000        755,920
        Oracle Corp.(a)......................... 1,677,120     15,882,326
        Palm, Inc.(a)...........................   192,857        339,428
        Parametric Technology Corp.(a)..........    97,000        332,710
        Peoplesoft, Inc.(a)(b)..................    96,000      1,428,480
        Rational Software Corp.(a)..............    53,000        435,130
        Siebel Systems, Inc.(a)(b)..............   134,900      1,918,278
        Symbol Technologies, Inc.(b)............    73,400        623,900
        Unisys Corp.(a).........................   102,000        918,000
        VERITAS Software Corp.(a)...............   124,959      2,472,939
        Yahoo!, Inc.(a)(b)......................   171,700      2,534,292
                                                           --------------
                                                              193,050,766
                                                           --------------
      Construction -- 0.2%
        Centex Corp.............................    19,600      1,132,684
        Fluor Corp..............................    23,500        915,325
        KB HOME.................................    16,166        832,711
        Pulte Corp.(b)..........................    14,500        833,460
        Vulcan Materials Co.....................    32,000      1,401,600
                                                           --------------
                                                                5,115,780
                                                           --------------
      Consumer Products
        Tupperware Corp.........................    22,300        463,617
                                                           --------------
      Containers -- 0.1%
        Ball Corp...............................    17,800        738,344
        Bemis Co., Inc..........................    16,100        764,750
        Pactiv Corp.(a).........................    49,900      1,187,620
                                                           --------------
                                                                2,690,714
                                                           --------------
      Cosmetics & Soaps -- 2.2%
        Alberto-Culver Co. (Class "B" Stock)(b).    19,100        912,980
        Avon Products, Inc.(b)..................    71,800      3,750,832
        Clorox Co...............................    69,100      2,857,285
        Colgate-Palmolive Co....................   166,000      8,308,300
        Gillette Co.(b).........................   320,100     10,841,787
        International Flavors & Fragrances,
         Inc....................................    29,400        955,206
        Procter & Gamble Co.....................   393,704     35,157,767
                                                           --------------
                                                               62,784,157
                                                           --------------
      Diversified Consumer Products -- 1.1%
        Eastman Kodak Co.(b)....................    91,300      2,663,221
        Philip Morris Cos., Inc.................   651,700     28,466,256
                                                           --------------
                                                               31,129,477
                                                           --------------
      Diversified Manufacturing Operations -- 3.2%
        American Standard Cos., Inc.(a)(b)......    18,000      1,351,800
        Cooper Industries, Ltd. (Class "A"
         Stock).................................    30,000      1,179,000
        General Electric Co..................... 3,011,600     87,486,980
                                                           --------------
                                                               90,017,780
                                                           --------------

      COMMON STOCKS                                            Value
                                                  Shares      (Note 2)
      (Continued)                                --------- --------------
      Diversified Office Equipment -- 0.2%
        Avery Dennison Corp.....................    35,000 $    2,196,250
        Pitney Bowes, Inc.......................    70,900      2,816,148
        Xerox Corp.(a)(b).......................   225,792      1,573,770
                                                           --------------
                                                                6,586,168
                                                           --------------
      Diversified Operations
        Corning, Inc.(a)........................   291,000      1,033,050
                                                           --------------
      Drugs & Medical Supplies -- 11.1%
        Abbott Laboratories.....................   472,200     17,778,330
        Allergan, Inc...........................    41,000      2,736,750
        AmerisourceBergen Corp.(b)..............    31,200      2,371,200
        Bard, (C.R.), Inc.......................    17,000        961,860
        Bausch & Lomb, Inc.(b)..................    17,100        578,835
        Baxter International, Inc...............   178,300      7,925,435
        Becton Dickinson & Co...................    79,900      2,752,555
        Biogen, Inc.(a)(b)......................    43,500      1,802,205
        Biomet, Inc.(b).........................    78,525      2,129,598
        Boston Scientific Corp.(a)..............   126,300      3,703,116
        Bristol-Myers Squibb Co.................   589,460     15,149,122
        Cardinal Health, Inc....................   136,575      8,387,071
        Genzyme Corp.(a)........................    64,700      1,244,828
        Guidant Corp.(a)........................    95,600      2,889,988
        Immunex Corp.(a)........................   163,100      3,643,654
        Johnson & Johnson.......................   913,971     47,764,124
        King Pharmaceuticals, Inc.(a)...........    71,633      1,593,834
        Lilly (Eli) & Co.(b)....................   341,900     19,283,160
        Medtronic, Inc..........................   369,300     15,824,505
        Merck & Co., Inc........................   685,800     34,728,912
        Pfizer, Inc............................. 1,895,450     66,340,750
        Pharmacia Corp..........................   391,256     14,652,537
        Schering-Plough Corp....................   445,400     10,956,840
        St. Jude Medical, Inc.(a)(b)............    25,400      1,875,790
        Stryker Corp.(b)........................    61,800      3,306,918
        Watson Pharmaceuticals, Inc.(a).........    35,000        884,450
        Wyeth...................................   402,100     20,587,520
        Zimmer Holdings, Inc.(a)................    57,586      2,053,517
                                                           --------------
                                                              313,907,404
                                                           --------------
      Education -- 0.1%
        Apollo Group, Inc. (Class "A" Stock)(a).    43,000      1,695,060
                                                           --------------
      Electrical Services -- 0.3%
        American Power Conversion(a)............    57,700        728,751
        Power-One, Inc.(a)......................    20,000        124,400
        TXU Corp.(b)............................    81,206      4,186,169
        Xcel Energy, Inc........................   117,495      1,970,391
                                                           --------------
                                                                7,009,711
                                                           --------------
      Electronics -- 4.0%
        Advanced Micro Devices, Inc.(a).........   108,200      1,051,704
        Altera Corp.(a)(b)......................   117,500      1,598,000
        Analog Devices, Inc.(a).................   112,300      3,335,310
        Applied Materials, Inc.(a)(b)...........   499,900      9,508,098
        Applied Micro Circuits Corp.(a).........    97,000        458,810
        Broadcom Corp.(a)(b)....................    82,800      1,452,312
        Electronic Data Systems Corp.(b)........   145,100      5,390,465
        Emerson Electric Co.(b).................   127,200      6,806,472
        Intel Corp.............................. 2,032,300     37,130,121

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B80

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


COMMON STOCKS                                                         Value
                                                         Shares      (Note 2)
(Continued)                                             --------- --------------
Electronics (cont'd.)
 Jabil Circuit, Inc.(a)................................    63,900 $    1,348,929
 JDS Uniphase Corp.(a).................................   430,100      1,148,367
 KLA-Tencor Corp.(a)(b)................................    58,100      2,555,819
 Linear Technology Corp................................    95,800      3,010,994
 LSI Logic Corp.(a)....................................   110,800        969,500
 Maxim Integrated Products, Inc.(a)(b).................    97,000      3,718,010
 Molex, Inc.(b)........................................    57,700      1,934,681
 National Semiconductor Corp.(a)(b)....................    56,800      1,656,856
 Novellus Systems, Inc.(a)(b)..........................    45,600      1,550,400
 Perkin Elmer, Inc.....................................    36,000        397,800
 Pinnacle West Capital Corp............................    26,000      1,027,000
 PMC-Sierra, Inc.(a)(b)................................    48,800        452,376
 PPL Corp..............................................    44,000      1,455,520
 QLogic Corp.(a)(b)....................................    29,900      1,139,190
 RadioShack Corp.......................................    55,360      1,664,121
 Sanmina Corp.(a)......................................   159,600      1,007,076
 Skyworks Solutions, Inc.(a)...........................    25,272        140,260
 Solectron Corp.(a)(b).................................   247,000      1,519,050
 Tektronix, Inc.(a)....................................    32,000        598,720
 Teradyne, Inc.(a)(b)..................................    57,000      1,339,500
 Texas Instruments, Inc................................   528,000     12,513,600
 Thomas & Betts Corp.(a)...............................    20,800        386,880
 Vitesse Semiconductor Corp.(a)........................    54,000        167,940
 Waters Corp.(a)(b)....................................    38,500      1,027,950
 Xilinx, Inc.(a)(b)....................................   103,700      2,325,991
                                                                  --------------
                                                                     111,787,822
                                                                  --------------
Financial Services -- 8.3%
 Ambac Financial Group, Inc............................    30,000      2,016,000
 American Express Co...................................   402,700     14,626,064
 Bear, Stearns Cos., Inc...............................    30,810      1,885,572
 Citigroup, Inc........................................ 1,562,976     60,565,320
 Countrywide Credit Industries, Inc.(b)................    36,300      1,751,475
 Equifax, Inc.(b)......................................    41,300      1,115,100
 Fannie Mae............................................   302,100     22,279,875
 FleetBoston Financial Corp............................   317,066     10,257,085
 Franklin Resources, Inc...............................    81,400      3,470,896
 Freddie Mac...........................................   210,400     12,876,480
 H&R Block, Inc........................................    56,000      2,584,400
 Household International, Inc.(b)......................   140,858      7,000,643
 J.P. Morgan Chase & Co................................   600,566     20,371,199
 Lehman Brothers Holdings, Inc.(b).....................    73,100      4,570,212
 Marshall & Ilsley Corp................................    65,600      2,029,008
 MBNA Corp.............................................   258,168      8,537,616
 Merrill Lynch & Co., Inc..............................   256,100     10,372,050
 Moody's Corp..........................................    46,660      2,321,335
 Morgan Stanley Dean Witter & Co.......................   336,310     14,488,235
 Paychex, Inc..........................................   111,550      3,490,399
 Regions Financial Corp.(b)............................    69,000      2,425,350
 Schwab (Charles) Corp.................................   418,600      4,688,320
 SLM Corp..............................................    46,900      4,544,610
 Stilwell Financial, Inc...............................    62,600      1,139,320
 Synovus Financial Corp................................    90,100      2,479,552
 T. Rowe Price Group, Inc..............................    36,000      1,183,680
 Washington Mutual, Inc.(b)............................   294,422     10,926,000
                                                                  --------------
                                                                     233,995,796
                                                                  --------------

COMMON STOCKS                                                         Value
                                                         Shares      (Note 2)
(Continued)                                             --------- --------------
Food & Beverage -- 5.0%
 Adolph Coors Co.......................................    10,800 $      672,840
 Anheuser-Busch Cos., Inc.(b)..........................   264,500     13,225,000
 Archer-Daniels-Midland Co.............................   201,638      2,578,950
 Brown-Forman Corp. (Class "B" Stock)..................    21,800      1,504,200
 Campbell Soup Co......................................   127,400      3,523,884
 Coca-Cola Co.(b)......................................   752,200     42,123,200
 Coca-Cola Enterprises, Inc............................   132,500      2,925,600
 ConAgra Foods, Inc.(b)................................   160,600      4,440,590
 General Mills, Inc.(b)................................   109,900      4,844,392
 Heinz (H.J.) & Co.....................................   109,250      4,490,175
 Hershey Foods Corp....................................    41,600      2,600,000
 Kellogg Co............................................   125,700      4,507,602
 Pepsi Bottling Group, Inc. (The)......................    86,900      2,676,520
 PepsiCo, Inc..........................................   535,040     25,788,928
 Sara Lee Corp.........................................   237,200      4,895,808
 Sysco Corp............................................   200,300      5,452,166
 Unilever NV, ADR (Netherlands)........................   172,832     11,199,514
 Wrigley (William) Jr. Co..............................    69,900      3,868,965
                                                                  --------------
                                                                     141,318,334
                                                                  --------------
Forest Products -- 0.6%
 Boise Cascade Corp....................................    19,886        686,663
 Georgia-Pacific Corp.(b)..............................    73,139      1,797,757
 International Paper Co................................   146,967      6,404,822
 Louisiana-Pacific Corp................................    38,900        411,951
 MeadWestvaco Corp.....................................    57,289      1,922,619
 Plum Creek Timber Co., Inc............................    56,300      1,728,410
 Temple-Inland, Inc.(b)................................    16,000        925,760
 Weyerhaeuser Co.......................................    65,500      4,182,175
                                                                  --------------
                                                                      18,060,157
                                                                  --------------
Gas Pipelines -- 0.2%
 Cinergy Corp.(b)......................................    52,839      1,901,676
 Peoples Energy Corp...................................    11,400        415,644
 Sempra Energy.........................................    66,054      1,461,775
 Williams Cos., Inc....................................   157,100        941,029
                                                                  --------------
                                                                       4,720,124
                                                                  --------------
Hospitals/Healthcare Management -- 2.2%
 Aetna, Inc............................................    43,112      2,068,083
 Agilent Technologies, Inc.(a)(b)......................   143,613      3,396,447
 Amgen, Inc.(a)........................................   315,700     13,221,516
 Applera Corp.-Applied Biosystems Group(b).............    60,000      1,169,400
 Chiron Corp.(a).......................................    57,100      2,018,485
 Columbia/HCA Healthcare Corp..........................   155,798      7,400,405
 Forest Laboratories, Inc.(a)..........................    55,000      3,894,000
 Health Management Associates, Inc. (Class "A"
   Stock)(a)(b)........................................    72,300      1,456,845
 HEALTHSOUTH Corp.(a)..................................   113,800      1,455,502
 Humana, Inc.(a).......................................    46,100        720,543
 IMS Health, Inc.(b)...................................    88,320      1,585,344
 Manor Care, Inc.(a)...................................    32,050        737,150
 McKesson Corp.(a).....................................    87,707      2,868,019
 MedImmune, Inc.(a)....................................    76,100      2,009,040
 Tenet Healthcare Corp.(a).............................    97,800      6,997,590
 UnitedHealth Group, Inc...............................    94,500      8,651,475
 Wellpoint Health Networks, Inc.(a)(b).................    43,800      3,408,078
                                                                  --------------
                                                                      63,057,922
                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B81

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


COMMON STOCKS                                                              Value
                                                              Shares      (Note 2)
(Continued)                                                  --------- --------------
Household Products & Personal Care -- 0.4%
 Kimberly-Clark Corp........................................   156,188 $    9,683,656
 Leggett & Platt, Inc.......................................    64,000      1,497,600
                                                                       --------------
                                                                           11,181,256
                                                                       --------------
Housing Related -- 0.4%
 Masco Corp.(b).............................................   142,500      3,863,175
 Maytag Corp................................................    21,800        929,770
 Newell Rubbermaid, Inc.....................................    78,949      2,767,952
 Stanley Works..............................................    25,800      1,058,058
 Whirlpool Corp.............................................    19,300      1,261,448
                                                                       --------------
                                                                            9,880,403
                                                                       --------------
Human Resources
 Robert Half International, Inc.(a).........................    52,300      1,218,590
                                                                       --------------
Insurance -- 4.7%
 ACE, Ltd...................................................    81,300      2,569,080
 AFLAC, Inc.................................................   160,900      5,148,800
 Allstate Corp.(b)..........................................   215,788      7,979,840
 American International Group, Inc..........................   793,787     54,160,087
 Aon Corp...................................................    80,925      2,385,669
 Chubb Corp.................................................    52,200      3,695,760
 CIGNA Corp.................................................    43,300      4,218,286
 Cincinnati Financial Corp..................................    48,700      2,266,011
 Conseco, Inc.(a)(b)........................................   110,259        220,518
 Hartford Financial Services Group, Inc.....................    73,900      4,394,833
 Jefferson-Pilot Corp.......................................    43,618      2,050,046
 John Hancock Financial Services, Inc.......................    92,000      3,238,400
 Lincoln National Corp......................................    58,600      2,461,200
 Lowes Corp.................................................    56,500      2,993,935
 Marsh & McLennan Cos., Inc.................................    83,500      8,066,100
 MBIA, Inc..................................................    43,350      2,450,576
 MetLife, Inc.(b)...........................................   213,400      6,145,920
 MGIC Investment Corp.(b)...................................    32,700      2,217,060
 Progressive Corp...........................................    67,800      3,922,230
 SAFECO Corp.(b)............................................    41,000      1,266,490
 St. Paul Cos., Inc.........................................    63,410      2,467,917
 Torchmark Corp.............................................    36,500      1,394,300
 UnumProvident Corp.........................................    74,456      1,894,905
 XL Capital, Ltd. (Class "A" Stock)(b)......................    41,400      3,506,580
                                                                       --------------
                                                                          131,114,543
                                                                       --------------
Leisure -- 1.0%
 Brunswick Corp.............................................    29,400        823,200
 Carnival Corp. (Class "A" Stock)...........................   176,400      4,884,516
 Disney (Walt) Co...........................................   623,101     11,776,609
 Harrah's Entertainment, Inc.(a)(b).........................    34,450      1,527,858
 Hilton Hotels Corp.........................................   104,800      1,456,720
 Marriott International, Inc. (Class "A" Stock).............    74,000      2,815,700
 Sabre Group Holdings, Inc. (Class "A" Stock)(a)............    42,419      1,518,600
 Starwood Hotels & Resorts Worldwide, Inc...................    62,600      2,058,914
                                                                       --------------
                                                                           26,862,117
                                                                       --------------
Machinery -- 0.6%
 Caterpillar, Inc.(b).......................................   103,200      5,051,640
 Deere & Co.(b).............................................    71,900      3,444,010
 Dover Corp.................................................    59,500      2,082,500

COMMON STOCKS                                                              Value
                                                              Shares      (Note 2)
(Continued)                                                  --------- --------------
Machinery (cont'd.)
 Eaton Corp.................................................    19,100 $    1,389,525
 Ingersoll-Rand Co. (Class "A" Stock).......................    51,850      2,367,471
 Parker Hannifin Corp.(b)...................................    36,425      1,740,751
 Snap-on, Inc...............................................    19,800        587,862
 Thermo Electron Corp.(a)...................................    57,000        940,500
                                                                       --------------
                                                                           17,604,259
                                                                       --------------
Media -- 2.9%
 AOL Time Warner, Inc.(a)................................... 1,346,820     19,811,722
 Clear Channel Communications, Inc.(a)......................   184,500      5,907,690
 Comcast Corp. (Special Class "A")(a).......................   285,700      6,811,088
 Dow Jones & Co., Inc.......................................    24,800      1,201,560
 Gannett Co., Inc...........................................    80,000      6,072,000
 Interpublic Group of Cos., Inc.............................   116,200      2,877,112
 Knight-Ridder, Inc.........................................    26,100      1,642,995
 McGraw Hill, Inc...........................................    58,000      3,462,600
 Meredith Corp..............................................    17,800        682,630
 New York Times Co. (The) (Class "A" Stock)(b)..............    45,700      2,353,550
 R.R. Donnelley & Sons, Co..................................    36,200        997,310
 Tribune Co.................................................    90,300      3,928,050
 Univision Communications, Inc. (Class "A" Stock)(a)(b).....    61,000      1,915,400
 Viacom, Inc. (Class "B" Stock)(a)..........................   541,636     24,032,390
                                                                       --------------
                                                                           81,696,097
                                                                       --------------
Metals - Ferrous -- 0.1%
 Allegheny Technologies, Inc................................    28,940        457,252
 Nucor Corp.................................................    21,800      1,417,872
 United States Steel Corp...................................    31,540        627,331
 Worthington Industries, Inc................................    24,000        434,400
                                                                       --------------
                                                                            2,936,855
                                                                       --------------
Metals - Non Ferrous -- 0.5%
 Alcan Aluminum, Ltd........................................    99,750      3,742,620
 Alcoa, Inc.................................................   254,876      8,449,139
 INCO, Ltd.(a)(b)...........................................    58,200      1,317,648
                                                                       --------------
                                                                           13,509,407
                                                                       --------------
Mineral Resources -- 0.1%
 Burlington Resources, Inc..................................    62,917      2,390,846
 Phelps Dodge Corp.(b)......................................    23,528        969,354
                                                                       --------------
                                                                            3,360,200
                                                                       --------------
Miscellaneous - Basic Industry -- 1.8%
 AES Corp.(a)(b)............................................   171,700        930,614
 BB&T Corp..................................................   142,100      5,485,060
 Crane Co...................................................    21,625        548,843
 Danaher Corp...............................................    44,100      2,926,035
 Ecolab, Inc................................................    36,900      1,705,887
 Fortune Brands, Inc........................................    45,600      2,553,600
 Honeywell, Inc.............................................   250,150      8,812,784
 Illinois Tool Works, Inc...................................    91,900      6,276,770
 International Game Technology(a)...........................    27,800      1,576,260
 ITT Industries, Inc........................................    25,000      1,765,000
 Millipore Corp.(b).........................................    16,200        518,076
 Pall Corp..................................................    41,000        850,750
 PPG Industries, Inc.(b)....................................    50,700      3,138,330
 Sealed Air Corp.(a)(b).....................................    22,910        922,586
 Textron, Inc...............................................    40,100      1,880,690

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B82

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


COMMON STOCKS                                                         Value
                                                         Shares      (Note 2)
(Continued)                                             --------- --------------
Miscellaneous - Basic Industry (cont'd.)
 Tyco International, Ltd...............................   612,043 $    8,268,701
 W.W. Grainger, Inc....................................    27,500      1,377,750
                                                                  --------------
                                                                      49,537,736
                                                                  --------------
Miscellaneous - Consumer Growth/Stable -- 0.6%
 3M Co.................................................   118,500     14,575,500
 American Greetings Corp. (Class "A" Stock)(b).........    24,800        413,168
 Black & Decker Corp...................................    25,800      1,243,560
                                                                  --------------
                                                                      16,232,228
                                                                  --------------
Oil & Gas -- 6.2%
 Amerada Hess Corp.....................................    25,500      2,103,750
 Anadarko Petroleum Corp...............................    76,463      3,769,626
 Ashland Oil, Inc......................................    23,100        935,550
 ChevronTexaco Corp....................................   322,761     28,564,349
 El Paso Corp.(b)......................................   156,311      3,221,570
 EOG Resources, Inc....................................    35,000      1,389,500
 Exxon Mobil Corp...................................... 2,058,570     84,236,684
 Kerr-McGee Corp.......................................    31,926      1,709,637
 Marathon Oil Corp.....................................    95,100      2,579,112
 NICOR, Inc............................................    14,200        649,650
 Phillips Petroleum Co.................................   115,400      6,794,752
 Royal Dutch Petroleum Co. ADR (Netherlands)...........   643,400     35,560,718
 Sunoco, Inc...........................................    23,500        837,305
 Unocal Corp...........................................    73,300      2,707,702
                                                                  --------------
                                                                     175,059,905
                                                                  --------------
Oil & Gas Exploration/Production -- 0.4%
 Conoco, Inc...........................................   192,357      5,347,525
 Devon Energy Corp.(b).................................    43,000      2,119,040
 Occidental Petroleum Corp.............................   116,700      3,499,833
                                                                  --------------
                                                                      10,966,398
                                                                  --------------
Oil & Gas Services -- 1.0%
 Apache Corp...........................................    42,310      2,431,979
 Baker Hughes, Inc.....................................   101,830      3,389,920
 BJ Services Co.(a)....................................    38,000      1,287,440
 Halliburton Co.(b)....................................   127,700      2,035,538
 Kinder Morgan, Inc.(b)................................    39,600      1,505,592
 McDermott International, Inc.(a)......................    20,700        167,670
 Nabors Industries, Ltd. (Barbados)(a).................    42,600      1,503,780
 Noble Corp.(a)........................................    40,600      1,567,160
 PG&E Corp.(a).........................................   117,500      2,102,075
 Rowan Cos., Inc.......................................    28,700        615,615
 Schlumberger Ltd.(b)..................................   178,200      8,286,300
 Transocean Sedco Forex, Inc...........................    93,433      2,910,438
                                                                  --------------
                                                                      27,803,507
                                                                  --------------
Precious Metals -- 0.3%
 Barrick Gold Corp.(b).................................   161,561      3,068,043
 Freeport-McMoRan Copper & Gold, Inc. (Class "B"
   Stock)(a)(b)........................................    44,200        788,970
 Newmont Mining Corp.(b)...............................   116,903      3,078,056
 Placer Dome, Inc......................................   104,000      1,165,840
                                                                  --------------
                                                                       8,100,909
                                                                  --------------

COMMON STOCKS                                                         Value
                                                         Shares      (Note 2)
(Continued)                                             --------- --------------
Railroads -- 0.5%
 Burlington Northern Sante Fe Corp.....................   121,426 $    3,642,780
 CSX Corp..............................................    62,612      2,194,551
 Norfolk Sothern Corp..................................   118,700      2,775,206
 Union Pacific Corp....................................    75,000      4,746,000
                                                                  --------------
                                                                      13,358,537
                                                                  --------------
Real Estate Investment Trust -- 0.3%
 Equity Office Properties Trust........................   122,900      3,699,290
 Equity Residential Properties Trust(b)................    85,600      2,461,000
 Simon Property Group, Inc.............................    32,000      1,178,880
                                                                  --------------
                                                                       7,339,170
                                                                  --------------
Restaurants -- 0.6%
 Darden Restaurants, Inc...............................    50,250      1,241,175
 McDonald's Corp.......................................   393,300     11,189,385
 Wendy's International, Inc.(b)........................    30,700      1,222,781
 Yum! Brands, Inc.(a)..................................    89,300      2,612,025
                                                                  --------------
                                                                      16,265,366
                                                                  --------------
Retail -- 7.6%
 Albertson's, Inc.(b)..................................   123,544      3,763,150
 AutoZone, Inc.(a).....................................    31,500      2,434,950
 Bed Bath & Beyond, Inc.(a)............................    88,600      3,343,764
 Best Buy Co., Inc.(a)(b)..............................    97,650      3,544,695
 Big Lots, Inc.(a).....................................    40,200        791,136
 Circuit City Stores, Inc..............................    66,200      1,241,250
 Costco Wholesale Corp.(a).............................   136,332      5,265,142
 CVS Corp..............................................   117,500      3,595,500
 Dillard's, Inc. (Class "A" Stock).....................    25,750        676,968
 Dollar General Corp...................................    96,203      1,830,743
 Family Dollar Stores, Inc.(b).........................    52,100      1,836,525
 Federated Department Stores, Inc.(a)(b)...............    58,800      2,334,360
 Gap, Inc. (The)(b)....................................   260,887      3,704,595
 Home Depot, Inc.......................................   714,519     26,244,283
 J.C. Penney Co., Inc.(b)..............................    76,600      1,686,732
 Kohl's Corp.(a).......................................   101,700      7,127,136
 Kroger Co. (The)(a)...................................   238,300      4,742,170
 Limited, Inc. (The)...................................   155,196      3,305,675
 Liz Claiborne, Inc....................................    31,800      1,011,240
 Lowe's Companies., Inc.(b)............................   235,300     10,682,620
 May Department Stores Co..............................    90,400      2,976,872
 Nordstrom, Inc........................................    43,300        980,745
 Office Depot, Inc.(a)(b)..............................    96,000      1,612,800
 Safeway, Inc.(a)......................................   144,600      4,220,874
 Sears, Roebuck & Co...................................    96,200      5,223,660
 Sherwin-Williams Co.(b)...............................    47,300      1,415,689
 Staples, Inc.(a)......................................   146,200      2,880,140
 Starbucks Corp.(a)....................................   112,400      2,793,140
 Supervalu, Inc........................................    39,000        956,670
 Target Corp...........................................   273,268     10,411,511
 Tiffany & Co.(b)......................................    43,300      1,524,160
 TJX Cos., Inc.........................................   165,600      3,247,416
 Toys 'R' Us, Inc.(a)..................................    61,250      1,070,037
 Wal-Mart Stores, Inc.................................. 1,348,300     74,169,983
 Walgreen Co...........................................   311,900     12,048,697
 Winn-Dixie Stores, Inc.(b)............................    42,900        668,811
                                                                  --------------
                                                                     215,363,839
                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B83

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


        COMMON STOCKS                                        Value
                                                Shares      (Note 2)
        (Continued)                            --------- --------------
        Rubber -- 0.1%
          B.F. Goodrich Co....................    31,800 $      868,776
          Cooper Tire & Rubber Co.............    23,800        489,090
          Goodyear Tire & Rubber Co...........    49,200        920,532
                                                         --------------
                                                              2,278,398
                                                         --------------
        Telecommunications -- 4.8%
          ADC Telecommunications, Inc.(a).....   262,400        600,896
          Alltel Corp.........................    92,200      4,333,400
          Andrew Corp.(a).....................    29,112        434,351
          AT&T Corp........................... 1,109,867     11,875,577
          AT&T Wireless Services, Inc.(a)(b)..   831,343      4,863,356
          BellSouth Corp......................   567,500     17,876,250
          CenturyTel, Inc.(b).................    43,100      1,271,450
          CIENA Corp.(a)(b)...................    91,000        381,290
          Citizens Communications Co.(a)(b)...    83,000        693,880
          Lucent Technologies, Inc.(a)(b)..... 1,060,105      1,759,774
          Motorola, Inc.......................   675,495      9,740,638
          Nextel Communications, Inc.
           (Class "A" Stock)(a)...............   252,600        810,846
          Nortel Networks Corp.(a)............   996,280      1,444,606
          QUALCOMM, Inc.(a)(b)................   235,000      6,460,150
          Qwest Communications International,
           Inc.(a)(b).........................   513,947      1,439,052
          SBC Communications, Inc............. 1,014,774     30,950,607
          Scientific-Atlanta, Inc.(b).........    52,800        868,560
          Sprint Corp.........................   272,200      2,888,042
          Sprint Corp. (PCS Group)(a)(b)......   306,200      1,368,714
          Tellabs, Inc.(a)....................   129,000        799,800
          Verizon Communications, Inc.........   823,438     33,061,036
                                                         --------------
                                                            133,922,275
                                                         --------------
        Textiles
          VF Corp.............................    32,236      1,263,974
                                                         --------------
        Tobacco -- 0.1%
          UST, Inc............................    48,900      1,662,600
                                                         --------------
        Toy Manufacturer -- 0.1%
          Hasbro, Inc.(b).....................    47,650        646,134
          Mattel, Inc.........................   131,481      2,771,619
                                                         --------------
                                                              3,417,753
                                                         --------------
        Trucking & Shipping -- 0.2%
          Federal Express Corp................    91,740      4,898,916
          Ryder System, Inc...................    20,600        558,054
                                                         --------------
                                                              5,456,970
                                                         --------------
        Utilities - Electric & Gas -- 0.4%
          Dynegy, Inc. (Class "A" Stock)(b)...   113,300        815,760
          Eelon Corp..........................    98,875      5,171,163
          KeySpan Corp.(b)....................    43,400      1,634,010
          NiSource, Inc.......................    61,300      1,338,179
          Progress Energy, Inc................    65,214      3,391,780
                                                         --------------
                                                             12,350,892
                                                         --------------
        Utilities - Electric -- 1.8%
          Allegheny Energy, Inc...............    35,200        906,400
          Ameren Corp.(b).....................    40,900      1,759,109

      COMMON STOCKS                                             Value
                                                   Shares      (Note 2)
      (Continued)                                 --------- --------------
      Utilities - Electric (cont'd.)
        American Electric Power Co., Inc.(b).....    99,640 $    3,987,593
        Calpine Corp.(a)(b)......................    95,000        667,850
        CMS Energy Corp.(b)......................    43,100        473,238
        Consolidated Edison, Inc.(b).............    66,600      2,780,550
        Constellation Energy Group...............    53,550      1,571,157
        Dominion Resources, Inc.(b)..............    80,442      5,325,260
        DTE Energy Co............................    48,700      2,173,968
        Duke Energy Co...........................   255,062      7,932,428
        Edison International(a)..................    95,900      1,630,300
        Entergy Corp.............................    68,000      2,885,920
        FirstEnergy Corp.........................    90,636      3,025,430
        FPL Group, Inc.(b).......................    54,700      3,281,453
        Mirant Corp.(a)..........................   119,030        868,919
        Public Service Enterprise Group, Inc.(b).    63,700      2,758,210
        Reliant Energy, Inc......................    90,610      1,531,309
        Southern Co.(b)..........................   210,400      5,764,960
        TECO Energy, Inc.(b).....................    40,700      1,007,325
                                                            --------------
                                                                50,331,379
                                                            --------------
      Waste Management -- 0.2%
        Allied Waste Industries, Inc.(a).........    68,000        652,800
        Waste Management, Inc.(b)................   187,030      4,872,131
                                                            --------------
                                                                 5,524,931
                                                            --------------
      TOTAL LONG-TERM INVESTMENTS
       (cost $2,308,107,387)...............................  2,753,322,514
                                                            --------------
      CONTINGENT VALUE OBLIGATION
      Utilities - Electric & Gas
        Progress Energy, Inc.(a)
         (cost $17,640)..........................    36,000              0
                                                            --------------

               SHORT-TERM INVESTMENTS -- 13.0%
               Commercial Paper -- 2.2%
                                                Principal
               Interest    Maturity    Moody's   Amount
                 Rate        Date      Rating     (000)
               --------   --------     -------  ---------
               American Electric Power,
                2.20%     07/19/02(c)    P-2     $20,000  19,978,000
               Phillips Petroleum Co.,
                2.03%     08/15/02(c)    P-2      22,000  21,944,313
                2.04%     08/28/02(c)    P-2      20,500  20,432,623
                                                          ----------
                                                          62,354,936
                                                          ----------
               U.S. Government Obligations -- 0.2%
                 United States Treasury Bills,
                  1.67%, 09/19/02(d).........      5,700   5,678,843
                                                          ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B84

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                    SHORT-TERM                                         Value
                                                         Shares       (Note 2)
                    INVESTMENTS (Continued)            ----------- --------------
                    Mutual Fund -- 10.6%
                    Prudential Core Investment Fund --
                     Taxable Money Market Series
                     (Note 4)(c)...................... 299,686,111 $  299,686,111
                                                                   --------------
                    TOTAL SHORT-TERM INVESTMENTS
                     (cost $367,719,890)..........................    367,719,890
                                                                   --------------
                    TOTAL INVESTMENTS -- 110.8%
                     (cost $2,675,827,277; Note 7)................  3,121,042,404
                                                                   --------------
                    VARIATION MARGIN ON OPEN FUTURES
                     CONTRACTS(e).................................       (107,350)
                    LIABILITIES IN EXCESS OF OTHER
                     ASSETS -- (10.8)%............................   (304,856,467)
                                                                   --------------
                    NET ASSETS -- 100.0%.......................... $2,816,078,587
                                                                   ==============

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   NV  Naamloze Vennootschap (Dutch Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $300,269,932; cash collateral $315,396,500 was received with which the portfolio purchased securities.

(c)Represents security or portion there of, purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Open futures contracts as of June 30, 2002 are as follows:

   Number of                  Expiration  Value at     Value at
   Contracts        Type         Date    Trade Date  June 30, 2002 Depreciation
--------------- ------------- ---------- ----------- ------------- ------------
Long Positions:
      226       S&P 500 Index  Sept 02   $58,074,826  $55,940,650  $(2,134,176)
                                                                   ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B85

                                ----------------
                                VALUE PORTFOLIO
                                ----------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)



       LONG-TERM INVESTMENTS -- 96.4%                         Value
                                                 Shares      (Note 2)
       COMMON STOCKS -- 96.2%                   --------- --------------
       Advertising -- 0.7%
         Lamar Advertising Co.(a)..............   287,100 $   10,682,991
                                                          --------------
       Aerospace & Defense -- 2.0%
         Boeing Co.............................    88,552      3,984,840
         Honeywell International, Inc..........   233,300      8,219,159
         Northrop Grumman Corp.(b).............    52,500      6,562,500
         Raytheon Co...........................   144,000      5,868,000
         United Technologies Corp..............    98,400      6,681,360
                                                          --------------
                                                              31,315,859
                                                          --------------
       Airlines -- 0.9%
         AMR Corp.(a)..........................    69,000      1,163,340
         Continental Airlines, Inc.
          (Class "B" Stock)(a).................   356,700      5,628,726
         Delta Air Lines, Inc..................   326,300      6,526,000
                                                          --------------
                                                              13,318,066
                                                          --------------
       Auto Components -- 0.1%
         Johnson Controls, Inc.................    22,600      1,844,386
                                                          --------------
       Automobiles -- 0.8%
         Ford Motor Co.........................   162,800      2,604,800
         Navistar International Corp...........   294,800      9,433,600
                                                          --------------
                                                              12,038,400
                                                          --------------
       Banks -- 4.5%
         Bank of America Corp..................   377,300     26,546,828
         Comerica, Inc.........................   129,000      7,920,600
         FleetBoston Financial Corp............   186,800      6,042,980
         Mellon Financial Corp.................    83,500      2,624,405
         PNC Financial Services Group..........   148,400      7,758,352
         Washington Mutual, Inc................   140,200      5,202,822
         Wells Fargo & Co......................   280,900     14,061,854
                                                          --------------
                                                              70,157,841
                                                          --------------
       Chemicals -- 2.2%
         Dow Chemical Co.......................   299,500     10,296,810
         Eastman Chemical Co...................    85,952      4,031,149
         IMC Global, Inc.(b)...................   539,000      6,737,500
         Lyondell Chemical Co.(b)..............   617,800      9,328,780
         Praxair, Inc..........................    71,150      4,053,415
                                                          --------------
                                                              34,447,654
                                                          --------------
       Commercial Services & Supplies -- 0.7%
         Waste Management, Inc.................   395,800     10,310,590
                                                          --------------
       Communications Equipment -- 1.0%
         3Com Corp.(a)......................... 1,761,600      7,751,040
         Cisco Systems, Inc.(a)................   158,000      2,204,100
         Lucent Technologies, Inc.(a)..........   419,100        695,706
         Motorola, Inc.........................   301,000      4,340,420
         Nortel Networks Corp. (Canada)........   180,900        262,305
                                                          --------------
                                                              15,253,571
                                                          --------------
       Computers & Peripherals -- 1.6%
         Dell Computer Corp.(a)................    46,200      1,207,668
         EMC Corp.(a)..........................   522,700      3,946,385
         Hewlett-Packard Co.................... 1,066,050     16,289,244
         International Business Machines Corp..    27,500      1,980,000
         Sun Microsystems, Inc.(a).............   203,222      1,018,142
                                                          --------------
                                                              24,441,439
                                                          --------------

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                            --------- ------------
         Construction & Engineering -- 0.4%
           McDermott International, Inc.(a)....   708,800 $  5,741,280
                                                          ------------
         Diversified Consumer Products -- 0.2%
           Fortune Brands, Inc.................    52,200    2,923,200
                                                          ------------
         Diversified Financials -- 12.0%
           A.G. Edwards, Inc...................   211,800    8,232,666
           American Express Co.................   395,800   14,375,456
           Capital One Financial Corp..........   146,600    8,949,930
           Citigroup, Inc...................... 1,108,700   42,962,125
           Fannie Mae..........................   185,500   13,680,625
           Freddie Mac.........................   198,900   12,172,680
           Goldman Sachs Group, Inc. (The).....   116,000    8,508,600
           J.P. Morgan Chase & Co..............   367,500   12,465,600
           Legg Mason, Inc.....................   124,000    6,118,160
           Lehman Brothers Holdings, Inc.(b)...   382,200   23,895,144
           Merrill Lynch & Co., Inc............   509,920   20,651,760
           Morgan Stanley Dean Witter & Co.....   142,000    6,117,360
           Principal Financial Group,
            Inc. (The)(a)......................   295,600    9,163,600
                                                          ------------
                                                           187,293,706
                                                          ------------
         Diversified Telecommunication Services -- 6.2%
           ALLTEL Corp.........................   308,300   14,490,100
           AT&T Corp...........................   811,900    8,687,330
           BellSouth Corp......................   679,360   21,399,840
           General Motors Corp.
            (Class "H" Stock)(a)...............   254,200    2,643,680
           SBC Communications, Inc.............   795,430   24,260,615
           Verizon Communications, Inc.........   623,300   25,025,495
                                                          ------------
                                                            96,507,060
                                                          ------------
         Electric Utilities -- 3.4%
           American Electric Power Co., Inc....   143,800    5,754,876
           Cinergy Corp........................    45,100    1,623,149
           Constellation Energy Group, Inc.....    57,300    1,681,182
           Duke Energy Corp....................   343,330   10,677,563
           Exelon Corp.........................   123,300    6,448,590
           FPL Group, Inc......................   126,900    7,612,731
           NiSource, Inc.(b)...................   265,800    5,802,414
           PG&E Corp.(a).......................   240,500    4,302,545
           Pinnacle West Capital Corp..........    52,500    2,073,750
           TXU Corp............................   120,700    6,222,085
                                                          ------------
                                                            52,198,885
                                                          ------------
         Electrical Equipment -- 0.8%
           Emerson Electric Co.................   126,300    6,758,313
           Harris Corp.(b).....................   149,900    5,432,376
                                                          ------------
                                                            12,190,689
                                                          ------------
         Electronic Equipment & Instruments -- 2.5%
           Amphenol Corp. (Class "A" Stock)(a).   185,400    6,674,400
           Arrow Electronics, Inc.(a)(b).......   391,000    8,113,250
           Avnet, Inc..........................   275,000    6,047,250
           Ingram Micro, Inc.
            (Class "A" Stock)(a)...............   775,100   10,657,625
           Solectron Corp.(a)(b)............... 1,219,300    7,498,695
                                                          ------------
                                                            38,991,220
                                                          ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B86

                          ----------------------------
                          VALUE PORTFOLIO (Continued)
                          ----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                                --------- ------------
       Energy Equipment & Services -- 3.2%
         Baker Hughes, Inc.......................   134,600 $  4,480,834
         ENSCO International, Inc................   606,900   16,544,094
         FMC Technologies, Inc.(a)...............   168,400    3,495,984
         GlobalSantaFe Corp.(b)..................   437,100   11,954,685
         Schlumberger, Ltd.......................   108,900    5,063,850
         Weatherford International, Ltd.(b)......   178,900    7,728,480
                                                            ------------
                                                              49,267,927
                                                            ------------
       Food & Beverages -- 2.8%
         Anheuser-Busch Cos., Inc................   222,000   11,100,000
         ConAgra Foods, Inc.(b)..................   604,700   16,719,955
         General Mills, Inc......................   119,900    5,285,192
         Sara Lee Corp...........................   501,550   10,351,992
                                                            ------------
                                                              43,457,139
                                                            ------------
       Gas Utilities -- 2.4%
         El Paso Corp.(b)........................ 1,092,500   22,516,425
         Sempra Energy...........................   669,300   14,811,609
                                                            ------------
                                                              37,328,034
                                                            ------------
       Healthcare Equipment & Supplies -- 0.4%
         Baxter International, Inc...............   156,830    6,971,094
                                                            ------------
       Healthcare Providers & Services -- 3.0%
         Anthem, Inc.(a)(b)......................   181,500   12,247,620
         HCA-The Healthcare Co...................   439,500   20,876,250
         Health Management Associates, Inc.(a)...   202,600    4,082,390
         Humana, Inc.(a).........................   424,300    6,631,809
         Tenet Healthcare Corp.(a)...............    48,200    3,448,710
                                                            ------------
                                                              47,286,779
                                                            ------------
       Hotels Restaurants & Leisure -- 1.4%
         Harrah's Entertainment, Inc.(a).........   106,300    4,714,405
         McDonald's Corp.........................   304,100    8,651,645
         Starwood Hotels & Resorts
          Worldwide Inc..........................   135,700    4,463,173
         Wendy's International, Inc..............   105,600    4,206,048
                                                            ------------
                                                              22,035,271
                                                            ------------
       Household Products -- 0.7%
         Colgate-Palmolive Co....................   124,500    6,231,225
         Kimberly-Clark Corp.....................    48,100    2,982,200
         Procter & Gamble Co.....................    25,600    2,286,080
                                                            ------------
                                                              11,499,505
                                                            ------------
       Industrial Conglomerates -- 0.9%
         General Electric Co.....................   409,000   11,881,450
         Textron, Inc............................    43,400    2,035,460
                                                            ------------
                                                              13,916,910
                                                            ------------
       Insurance -- 7.8%
         Allstate Corp.(b).......................   403,500   14,921,430
         American International Group, Inc.......   223,000   15,215,290
         Chubb Corp..............................    44,500    3,150,600
         Hartford Financial Services Group, Inc..   363,600   21,623,292
         Lincoln National Corp...................   286,500   12,033,000
         Loews Corp..............................   195,400   10,354,246
         Marsh & McLennan Cos., Inc..............    73,400    7,090,440
         St. Paul Cos., Inc......................   328,200   12,773,544
         Travelers Property Casualty Corp.
          (Class "A" Stock)(a)...................   402,600    7,126,020
         XL Capital, Ltd. (Class "A" Stock)(b)...   198,000   16,770,600
                                                            ------------
                                                             121,058,462
                                                            ------------

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        IT Consulting & Services -- 0.1%
          Electronic Data Systems Corp.........     7,500 $      278,625
          KPMG Consulting, Inc.(a).............   110,300      1,639,058
                                                          --------------
                                                               1,917,683
                                                          --------------
        Leisure Equipment & Products -- 0.5%
          Brunswick Corp.......................    77,400      2,167,200
          Mattel, Inc..........................   251,300      5,297,404
                                                          --------------
                                                               7,464,604
                                                          --------------
        Machinery -- 1.1%
          Deere & Co...........................    40,700      1,949,530
          Eaton Corp...........................    12,700        923,925
          Illinois Tool Works, Inc.............    85,700      5,853,310
          Ingersoll-Rand Co. (Class "A" Stock)
           (Bermuda)...........................   175,800      8,027,028
                                                          --------------
                                                              16,753,793
                                                          --------------
        Marine -- 0.6%
          General Maritime Corp.(a)............   292,500      2,808,000
          Teekay Shipping Corp. (Bahamas)(b)...   173,600      6,407,576
                                                          --------------
                                                               9,215,576
                                                          --------------
        Media -- 3.5%
          AOL Time Warner, Inc.(a).............   284,600      4,186,466
          Gannett Co., Inc.....................    53,900      4,091,010
          Interpublic Group of Cos., Inc.......   133,700      3,310,412
          Liberty Media Corp.
           (Class "A" Stock)(a)................   444,100      4,441,000
          McGraw-Hill Cos., Inc................   132,200      7,892,340
          New York Times Co. (The)
           (Class "A" Stock)...................   256,200     13,194,300
          Viacom, Inc. (Class "B" Stock)(a)....   402,900     17,876,673
                                                          --------------
                                                              54,992,201
                                                          --------------
        Metals & Mining -- 1.8%
          Alcoa, Inc.(a).......................   382,000     12,663,300
          Freeport-McMoRan Copper & Gold,
           Inc. (Class "B" Stock)(a)(b)........   469,200      8,375,220
          Stillwater Mining Co.(a).............   393,300      6,402,924
                                                          --------------
                                                              27,441,444
                                                          --------------
        Office Electronics -- 0.9%
          Xerox Corp.(a)(b).................... 1,932,800     13,471,616
                                                          --------------
        Oil & Gas -- 6.3%
          Amerada Hess Corp....................    73,300      6,047,250
          Anadarko Petroleum Corp..............    41,600      2,050,880
          ChevronTexaco Corp...................   123,000     10,885,500
          Conoco, Inc..........................   385,800     10,725,240
          Exxon Mobil Corp.....................   403,700     16,519,404
          Kerr-McGee Corp......................    62,700      3,357,585
          Occidental Petroleum Corp............   294,800      8,841,052
          Premcor, Inc.(a).....................    59,600      1,532,912
          Sunoco, Inc..........................    99,800      3,555,874
          Talisman Energy, Inc. (Canada)(b)....   376,700     17,008,005
          TotalFinaElf SA, ADR (France)........   135,000     10,921,500
          Unocal Corp..........................    62,500      2,308,750
          Valero Energy Corp...................    72,000      2,694,240
          Williams Cos., Inc...................   273,000      1,635,270
                                                          --------------
                                                              98,083,462
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B87

                          ----------------------------
                          VALUE PORTFOLIO (Continued)
                          ----------------------------

SCHEDULE OF INVESTMENTS                               June 30, 2002 (Unaudited)


                                                                 Value
                                                    Shares      (Note 2)
     COMMON STOCKS (Continued)                     --------- --------------
     Paper & Forest Products -- 4.7%
      Boise Cascade Corp..........................   269,900 $    9,319,647
      Georgia-Pacific Group(b)....................   373,400      9,178,172
      International Paper Co......................   361,400     15,749,812
      MeadWestvaco Corp...........................    78,282      2,627,144
      Temple-Inland, Inc.(b)......................   394,900     22,848,914
      Weyerhaeuser Co.............................   212,500     13,568,125
                                                             --------------
                                                                 73,291,814
                                                             --------------
     Pharmaceuticals -- 2.6%
      Abbott Laboratories.........................   127,300      4,792,845
      Johnson & Johnson...........................    31,700      1,656,642
      Merck & Co., Inc............................   131,900      6,679,416
      Pfizer, Inc.................................   404,300     14,150,500
      Pharmacia Corp..............................   101,200      3,789,940
      Wyeth.......................................   175,742      8,997,991
                                                             --------------
                                                                 40,067,334
                                                             --------------
     Railroads -- 0.3%
      Union Pacific Corp..........................    72,000      4,556,160
                                                             --------------
     Real Estate Investment Trust -- 1.4%
      Avalonbay Communities, Inc..................   133,900      6,253,130
      Boston Properties, Inc.(b)..................   245,900      9,823,705
      Equity Office Properties Trust..............   172,660      5,197,066
                                                             --------------
                                                                 21,273,901
                                                             --------------
     Retail -- 3.9%
      Circuit City Stores-Circuit City Group......   393,200      7,372,500
      Costco Wholesale Corp.(a)...................   208,300      8,044,546
      Federated Department Stores, Inc.(a)........   379,900     15,082,030
      Home Depot, Inc.............................   191,400      7,030,122
      May Department Stores Co....................   111,600      3,674,988
      Target Corp.................................   171,700      6,541,770
      Toys 'R' Us, Inc.(a)........................   725,500     12,674,485
                                                             --------------
                                                                 60,420,441
                                                             --------------
     Semiconductor Equipment & Products -- 1.3%
      Agere Systems, Inc. (Class "A" Stock)(b)....   426,400        596,960
      Agere Systems, Inc. (Class "B" Stock)(b).... 4,049,800      6,074,700
      Analog Devices, Inc.(a).....................    53,800      1,597,860
      Intel Corp..................................    98,200      1,794,114
      LSI Logic Corp.(a)..........................   327,800      2,868,250
      National Semiconductor Corp.(a)(b)..........   213,400      6,224,878
      Texas Instruments, Inc......................    79,500      1,884,150
                                                             --------------
                                                                 21,040,912
                                                             --------------

                                                             Value
       COMMON STOCKS                           Shares       (Note 2)
       (Continued)                           ----------- --------------
       Software -- 2.4%
         BMC Software, Inc.(a)..............     539,200 $    8,950,720
         Microsoft Corp.(a).................     187,200     10,239,840
         Synopsys, Inc.(a)..................     330,100     18,092,781
                                                         --------------
                                                             37,283,341
                                                         --------------
       Textiles & Apparel -- 0.3%
         Jones Apparel Group, Inc.(a).......     114,900      4,308,750
                                                         --------------
       Tobacco -- 1.9%
         Loews Corp. -- Carolina Group......     336,800      9,110,440
         Philip Morris Co., Inc.............     460,000     20,092,800
                                                         --------------
                                                             29,203,240
                                                         --------------
       TOTAL COMMON STOCKS
         (cost $1,562,114,058)........................    1,493,264,230
                                                         --------------
       PREFERRED STOCKS -- 0.2%
       Oil & Gas
         Williams Cos., Inc., 9.00%
          (cost $6,927,500).................     277,100      3,485,918
                                                         --------------
       TOTAL LONG-TERM INVESTMENTS
         (cost $1,569,041,558)........................    1,496,750,148
                                                         --------------
       SHORT-TERM INVESTMENTS -- 11.7%
       Mutual Fund -- 10.7%
         Prudential Core Investment Fund --
          Taxable Money Market Series(c),
          (Note 4).......................... 166,673,324    166,673,324
                                                         --------------

                                              Principal
                                               Amount
                                                (000)
                                             -----------
       Repurchase Agreements -- 1.0%
       Joint Repurchase Agreement Account,
        1.95%, 07/01/02 (Note 5)............     $ 4,964      4,964,000
       State Street Bank & Trust Co.,
        1.25%, 07/01/02(d)..................      10,345     10,344,612
                                                         --------------
                                                             15,308,612
                                                         --------------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $181,981,936).............................    181,981,936
                                                         --------------
       TOTAL INVESTMENTS -- 108.1%
        (cost $1,751,023,494; Note 7)...................  1,678,732,084
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (8.1)%................................   (125,323,647)
                                                         --------------
       NET ASSETS -- 100.0%............................. $1,553,408,436
                                                         ==============

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $135,629,494; cash collateral $143,157,046 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)State Street Bank & Trust Company Repurchase Agreement, repurchase price $10,345,690 due 07/01/02. The value of the collateral including accrued interest was $10,554,574.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B88

                     NOTES TO THE FINANCIAL STATEMENTS OF
                 THE PRUDENTIAL SERIES FUND, INC. (Unaudited)

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock: Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio (formerly known as Prudential Jennison Portfolio), Jennison 20/20 Focus Portfolio (formerly known as 20/20 Focus Portfolio), Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Core Equity Portfolio (formerly known as SP AIM Growth and Income Portfolio), SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid-Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio, Stock Index Portfolio, Value Portfolio and Zero Coupon Bond Portfolio 2005.

       The Portfolios of the Series Fund have the following as investment objectives:

       Conservative Balanced Portfolio: Total return consistent with a conservatively managed diversified portfolio by investing in money market instruments, bonds and common stocks of both established and smaller companies.

       Diversified Bond Portfolio: High level of income over the long-term while providing reasonable safety of capital by investing in U.S. government securities, mortgage-backed bonds, both investment-grade and high yield corporate debt, and foreign securities.

       Diversified Conservative Growth Portfolio: Current income and capital appreciation by investing primarily in fixed income and equity securities.

       Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established companies.

       Flexible Managed Portfolio: High total return by investing in money market instruments, bonds and common stocks.

       Global Portfolio: Long-term growth of capital by investing primarily in common stock and common stock equivalents of U.S. and foreign companies.

       Government Income Portfolio: High level of income over the long-term by investing primarily in intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies, mortgage-backed securities and foreign government securities.

       High Yield Bond Portfolio: High total return by investing primarily in noninvestment-grade bonds.

       Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies that the Portfolio manager believes offer above-average growth prospects.

       Jennison 20/20 Focus Portfolio: Long-term growth of capital by investing primarily in securities of U.S. companies.

       Money Market Portfolio: Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S government and its agencies that generally mature in 13 months or less. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

                                      C1

       Natural Resources Portfolio: Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

       Small Capitalization Stock Portfolio: Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor's Small Capitalization Stock Index (the "S&P 600 SmallCap Index") by investing primarily in stocks of the S&P 600 SmallCap Index.

       SP Aggressive Growth Asset Allocation Portfolio: Capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP AIM Aggressive Growth Portfolio: Long-term growth of capital by investing primarily in the common stock of companies whose earnings the Portfolio's managers expect to grow more than 15% per year.

       SP AIM Core Equity Portfolio: Growth of capital with a secondary objective of current income by investing primarily in securities of established companies that have long-term above-average growth in earnings and dividends and growth companies that have the potential for above-average growth in earnings and dividends.

       SP Alliance Large Cap Growth Portfolio: Growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in equity securities of U.S. companies.

       SP Alliance Technology Portfolio: Growth of capital by investing primarily in securities of companies that use technology extensively in the development of new or improved products and processes.

       SP Balanced Asset Allocation Portfolio: Provide balance between current income and growth of capital by investing in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity Portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Conservative Asset Allocation Portfolio: Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Davis Value Portfolio: Capital growth through investments primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

       SP Deutsche International Equity Portfolio: Long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the United States.

       SP Growth Asset Allocation Portfolio: Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity Portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP INVESCO Small Company Growth Portfolio: Long-term capital growth by investing mostly in small-capitalization companies with market capitalizations under $2 billion.

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

       SP Large Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with large market capitalization (over $1 billion).

       SP MFS Capital Opportunities Portfolio: Capital appreciation by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

       SP MFS Mid-Cap Growth Portfolio: Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks convertible securities and depository receipts for those securities.

       SP PIMCO High Yield Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of high yield securities rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by Pacific Investment Management Company ("PIMCO") to be of comparable quality.

                                      C2

       SP PIMCO Total Return Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

       SP Prudential U.S. Emerging Growth Portfolio: Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies with the potential for above-average growth.

       SP Small/Mid-Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

       SP Strategic Partners Focused Growth Portfolio: Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

       Value Portfolio: Capital appreciation by investing in common stocks that are undervalued.

       Zero Coupon Bond Portfolio 2005: Highest predictable compound investment return by investing primarily in debt obligations of the U.S. Treasury and corporations, issued without interest coupons or stripped of their interest coupons. The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolio to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Securities listed on an exchange or NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation, or if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Securities of asset allocation portfolios are valued at the net asset value per share of each underlying Portfolio. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments LLC ("PI"), under the direction of the Series Fund's Board of Directors.

       The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in 60 days or more are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

       The High Yield Bond Portfolio, the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio, the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio at June 30, 2002 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

                                      C3

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

       (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain
       (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on

                                      C4
       purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain
       (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. The Portfolio may bear the risk of delay in recovery of, or even loss of right in, the securities loaned should the borrower of the securities fail financially. The Portfolio receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain (loss) in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the six months ended June 30, 2002, PSI has been compensated by the following amounts:

                 Conservative Balanced Portfolio..... $151,159
                 Diversified Bond Portfolio..........  136,273
                 Flexible Managed Portfolio..........  170,574
                 Global Portfolio....................  132,806
                 Government Income Portfolio.........   37,592
                 High Yield Bond Portfolio...........   76,168
                 Jennison Portfolio..................   12,806
                 Small Capitalization Stock Portfolio   51,433
                 Stock Index Portfolio...............  132,992
                 Value Portfolio.....................   67,967
                                                      --------
                                                      $969,770
                                                      ========

       Swaps: Certain portfolios of the Series Fund may enter into interest rate and total return swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain
       (loss) is included in net unrealized appreciation (depreciation) on investments. Gain (loss) is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gain (loss) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Expenses are

                                      C5
       recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level. The only expense charged to SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio is a management fee. All other expenses attributable to these Portfolios are borne by PI, the Portfolios' investment advisor (see note 3).

       For Portfolio's with multiple classes of shares, net investment income
       (loss), other than administration and distribution fees, and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. The Diversified Bond, Government Income, High Yield, SP PIMCO High Yield, SP PIMCO Total Return and Zero Coupon Bond Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 3: Agreements

       The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ("PIM"), Jennison Associates LLC ("Jennison"), AIM Capital Management, Inc. ("AIM"), Alliance Capital Management, LP ("Alliance"), Davis Selected Advisers, LP ("Davis"), Victory Capital Management ("Victory"), GE Asset Management ("GEAM"), Salomon Brothers Asset Management ("Salomon"), Deutsche Asset Management, Inc. ("Deutsche"), INVESCO Funds Group, Inc. ("INVESCO"), Fidelity Management & Research Company ("Fidelity"), Massachusetts Financial Services Company ("MFS"), Pacific Investment Management Company LLC ("PIMCO"), EARNEST Partners LLC ("EARNEST") and Franklin Advisers, Inc. ("Franklin") (collectively, the "Subadvisers"), under which each provides investment advisory services with certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

       The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                            Portfolio                 Management Fee
                            ---------                 --------------
            Conservative Balanced Portfolio..........      0.55%
            Diversified Bond Portfolio...............      0.40
            Diversified Conservative Growth Portfolio      0.75
            Equity Portfolio.........................      0.45
            Flexible Managed Portfolio...............      0.60

                                      C6

                            Portfolio                    Management Fee
                            ---------                    --------------
         Global Portfolio...............................      0.75%
         Government Income Portfolio....................      0.40
         High Yield Bond Portfolio......................      0.55
         Jennison Portfolio.............................      0.60
         Jennison 20/20 Focus Portfolio.................      0.75
         Money Market Portfolio.........................      0.40
         Natural Resources Portfolio....................      0.45
         Small Capitalization Stock Portfolio...........      0.40
         SP Aggressive Growth Asset Allocation Portfolio      0.05
         SP AIM Aggressive Growth Portfolio.............      0.95
         SP AIM Core Equity Portfolio...................      0.85
         SP Alliance Large Cap Growth Portfolio.........      0.90
         SP Alliance Technology Portfolio...............      1.15
         SP Balanced Asset Allocation Portfolio.........      0.05
         SP Conservative Asset Allocation Portfolio.....      0.05
         SP Davis Value Portfolio.......................      0.75
         SP Deutsche International Equity Portfolio.....      0.90
         SP Growth Asset Allocation Portfolio...........      0.05
         SP INVESCO Small Company Growth Portfolio......      0.95
         SP Jennison International Growth Portfolio.....      0.85
         SP Large Cap Value Portfolio...................      0.80
         SP MFS Capital Opportunities Portfolio.........      0.75
         SP MFS Mid-Cap Growth Portfolio................      0.80
         SP PIMCO High Yield Portfolio..................      0.60
         SP PIMCO Total Return Portfolio................      0.60
         SP Prudential U.S. Emerging Growth Portfolio...      0.60
         SP Small/Mid-Cap Value Portfolio...............      0.90
         SP Strategic Partners Focused Growth Portfolio.      0.90
         Stock Index Portfolio..........................      0.35
         Value Portfolio................................      0.40
         Zero Coupon Bond Portfolio 2005................      0.40

       The Subadvisers provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

                 Portfolio                            Subadviser(s)
                 ---------                  ----------------------------------
 Conservative Balanced Portfolio........... PIM
 Diversified Bond Portfolio................ PIM
 Diversified Conservative Growth Portfolio. EARNEST, Franklin, Jennison, PIMCO
 Equity Portfolio.......................... Jennison, GEAM, Salomon
 Flexible Managed Portfolio................ PIM
 Global Portfolio.......................... Jennison
 Government Income Portfolio............... PIM
 High Yield Bond Portfolio................. PIM
 Money Market Portfolio.................... PIM
 Jennison Portfolio........................ Jennison
 Jennison 20/20 Focus Portfolio............ Jennison
 Natural Resources Portfolio............... Jennison
 Small Capitalization Stock Portfolio...... PIM
 SP AIM Aggressive Growth Portfolio........ AIM
 SP AIM Core Equity Portfolio.............. AIM
 SP Alliance Large Cap Growth Portfolio.... Alliance
 SP Alliance Technology Portfolio.......... Alliance
 SP Davis Value Portfolio.................. Davis
 SP Deutsche International Equity Portfolio Deutsche
 SP INVESCO Small Company Growth Portfolio. INVESCO
 SP Jennison International Growth Portfolio Jennison

                                      C7

                     Portfolio                           Subadviser(s)
                     ---------                    ---------------------------
   SP Large Cap Value Portfolio.................. Fidelity
   SP MFS Capital Opportunities Portfolio........ MFS
   SP MFS Mid-Cap Growth Portfolio............... MFS
   SP PIMCO High Yield Portfolio................. PIMCO
   SP PIMCO Total Return Portfolio............... PIMCO
   SP Prudential U.S. Emerging Growth Portfolio.. Jennison
   SP Small/Mid-Cap Value Portfolio.............. Fidelity
   SP Strategic Partners Focused Growth Portfolio Alliance, Jennison
   Stock Index Portfolio......................... PIM
   Value Portfolio............................... Jennison, Deutsche, Victory
   Zero Coupon Bond Portfolio 2005............... PIM

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of the Class II shares.

       PI has agreed to reimburse each Portfolio (other than the Diversified Conservative Growth, Jennison 20/20 Focus, Global, SP Aggressive Growth Asset Allocation, SP Balanced Asset Allocation, SP Conservative Asset Allocation and SP Growth Asset Allocation Portfolios), the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                                    Class I      Class II
                     Portfolio                   Expense limit Expense limit
                     ---------                   ------------- -------------
    Conservative Balanced Portfolio.............     0.75%          N/A
    Diversified Bond Portfolio..................     0.75           N/A
    Equity Portfolio............................     0.75          1.15%
    Flexible Managed Portfolio..................     0.75           N/A
    Government Income Portfolio.................     0.75           N/A
    High Yield Bond Portfolio...................     0.75           N/A
    Jennison Portfolio..........................     0.75          1.15
    Money Market Portfolio......................     0.75           N/A
    Natural Resources Portfolio.................     0.75           N/A
    Small Capitalization Stock Portfolio........     0.75           N/A
    SP AIM Aggressive Growth Portfolio..........     1.07           N/A
    SP AIM Core Equity Portfolio................     1.00           N/A
    SP Alliance Large Cap Growth Portfolio......     1.10           N/A
    SP Alliance Technology Portfolio............     1.30           N/A
    SP Davis Value Portfolio....................     0.83           N/A
    SP Deutsche International Equity Portfolio..     1.10           N/A
    SP INVESCO Small Company Growth Portfolio...     1.15           N/A
    SP Jennison International Growth Portfolio..     1.24          1.64
    SP Large Cap Value Portfolio................     0.90           N/A
    SP MFS Capital Opportunities Portfolio......     1.00           N/A
    SP MFS Mid-Cap Growth Portfolio.............     1.00           N/A
    SP PIMCO High Yield Portfolio...............     0.82           N/A
    SP PIMCO Total Return Portfolio.............     0.76           N/A
    SP Prudential U.S. Emerging Growth Portfolio     0.90          1.30
    SP Small/Mid-Cap Value Portfolio............     1.05           N/A

                                      C8

                                                     Class I      Class II
                     Portfolio                    Expense limit Expense limit
                     ---------                    ------------- -------------
   SP Strategic Partners Focused Growth Portfolio     1.01%         1.41%
   Stock Index Portfolio.........................     0.75           N/A
   Value Portfolio...............................     0.75          1.15
   Zero Coupon Bond Portfolio 2005...............     0.75           N/A

       N/A - Not applicable - Portfolio does not currently have Class II shares.

       PIMS, PI, PIM, PSI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

       The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with a group of banks. For the six months ended June 30, 2002, the amount of the commitment was $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Series Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2002.

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expense paid to nonaffiliates. During the six months ended June 30, 2002, the Series Fund incurred fees for the services of PMFS and as of June 30, 2002 fees were due to PMFS as follows:

                                              Amount Incurred
                                                  for the       Amount Due
                                              Six Months Ended     as of
                   Portfolio                   June 30, 2002   June 30, 2002
                   ---------                  ---------------- -------------
   Conservative Balanced Portfolio...........      $1,500          $200
   Diversified Bond Portfolio................       1,800           300
   Diversified Conservative Growth Portfolio.         300           100
   Equity Portfolio..........................       2,700           500
   Flexible Managed Portfolio................       1,500           200
   Global Portfolio..........................       2,700           400
   Government Income Portfolio...............       1,000           200
   High Yield Bond Portfolio.................       1,700           300
   Jennison Portfolio........................       3,700           600
   Jennison 20/20 Focus Portfolio............         600           100
   Money Market Portfolio....................       2,900           500
   Natural Resources Portfolio...............         900           200
   Small Capitalization Stock Portfolio......       1,400           200
   SP AIM Aggressive Growth Portfolio........       1,300           200
   SP AIM Core Equity Portfolio..............       1,400           200
   SP Alliance Large Cap Growth Portfolio....       1,700           300
   SP Alliance Technology Portfolio..........       1,200           200
   SP Davis Value Portfolio..................       1,800           300
   SP Deutsche International Equity Portfolio       1,700           300
   SP INVESCO Small Company Growth Portfolio.       1,600           300
   SP Jennison International Growth Portfolio       2,600           400
   SP Large Cap Value Portfolio..............       1,700           300
   SP MFS Capital Opportunities Portfolio....       1,500           200
   SP MFS Mid-Cap Growth Portfolio...........       1,900           300
   SP PIMCO High Yield Portfolio.............       1,700           300

                                      C9

                                                Amount Incurred
                                                    for the       Amount Due
                                                Six Months Ended     as of
                   Portfolio                     June 30, 2002   June 30, 2002
                   ---------                    ---------------- -------------
 SP PIMCO Total Return Portfolio...............     $ 2,000         $  300
 SP Prudential U.S. Emerging Growth Portfolio..       2,000            400
 SP Small/Mid-Cap Value Portfolio..............       2,000            300
 SP Strategic Partners Focused Growth Portfolio       1,500            200
 Stock Index Portfolio.........................       2,900            500
 Value Portfolio...............................       2,700            500
 Zero Coupon Bond Portfolio 2005...............         400            100
                                                    -------         ------
                                                    $56,300         $9,400
                                                    =======         ======

       For the six months ended June 30, 2002, PSI earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

                             Portfolio             Commissions
                             ---------             -----------
                  Equity Portfolio................  $ 15,021
                  Jennison Portfolio..............   132,071
                  SP AIM Core Equity Portfolio....        85
                  SP Alliance Technology Portfolio        25
                  SP Davis Value Portfolio........     1,250
                                                    --------
                                                    $148,452
                                                    ========

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended June 30, 2002, the following Portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

                                                            Securities Lending
                                                   Cash         Collateral
                   Portfolio                    Investment      Investment
                   ---------                    ----------- ------------------
  Conservative Balanced Portfolio..............          --     $  296,913
  Diversified Bond Portfolio................... $ 2,301,045        381,517
  Diversified Conservative Growth Portfolio....      30,497             --
  Equity Portfolio.............................   1,364,908             --
  Flexible Managed Portfolio...................  10,345,177      1,889,728
  Global Portfolio.............................     318,251        120,966
  Government Income Portfolio..................   1,077,732        970,454
  High Yield Portfolio.........................     349,452      1,058,135
  Jennison Portfolio...........................     512,246             --
  Jennison 20/20 Focus Portfolio...............      54,087             --
  Natural Resources Portfolio..................      39,279             --
  Small Capitalization Stock Portfolio.........          --        178,743
  SP Jennison International Growth Portfolio...      75,352             --
  Stock Index Portfolio........................     657,209      2,196,729
  Value Portfolio..............................     812,818         37,488

                                      C10

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $91,477,000 as of June 30, 2002. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                          Principal  Percentage
                       Portfolio                           Amount     Interest
                       ---------                         ----------- ----------
 Diversified Conservative Growth Portfolio.............. $ 9,270,000    10.13%
 Equity Portfolio.......................................  35,416,000    38.72
 Small Capitalization Stock Portfolio...................   2,039,000     2.23
 SP Alliance Large Cap Growth Portfolio.................   2,413,000     2.64
 SP Alliance Technology Portfolio.......................     318,000     0.35
 SP INVESCO Small Company Growth Portfolio..............   1,770,000     1.93
 SP Large Cap Value Portfolio...........................   2,647,000     2.89
 SP MFS Capital Opportunities Portfolio.................     343,000     0.37
 SP MFS Mid-Cap Growth Portfolio........................   1,603,000     1.75
 SP PIMCO High Yield Portfolio..........................   2,337,000     2.55
 SP PIMCO Total Return Portfolio........................  26,901,000    29.42
 SP Small/Mid-Cap Value Portfolio.......................   1,146,000     1.25
 SP Strategic Partners Focused Growth Portfolio.........     310,000     0.34
 Value Portfolio........................................   4,964,000     5.43
                                                         -----------   ------
                                                         $91,477,000   100.00%
                                                         ===========   ======

       As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

       Bank of America, 1.95%, in the principal amount of $23,000,000, repurchase price $23,001,246, due 07/01/2002. The value of the collateral including accrued interest was $23,460,000.

       Greenwich Capital Markets, 1.95%, in the principal amount of $22,477,000, repurchase price $22,478,218, due 07/01/2002. The value of the collateral including accrued interest was $22,927,295.

       Goldman Sachs, 1.95%, in the principal amount of $23,000,000, repurchase price $23,001,246. due 07/01/2002. The value of the collateral including accrued interest was $23,460,000.

       UBS Warburg, 1.95%, in the principal amount of $23,000,000, repurchase price $23,001,246 due 07/01/2002. The value of the collateral including accrued interest was $23,463,059.

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from sales of securities (excluding government securities and short-term issues) for the six months ended June 30, 2002 were as follows:

       Cost of Purchases:

                            Portfolio
                            ---------
            Conservative Balanced Portfolio.......... $  314,600,875
            Diversified Bond Portfolio...............    757,729,898
            Diversified Conservative Growth Portfolio     98,024,641
            Equity Portfolio.........................  1,178,877,587
            Flexible Managed Portfolio...............  1,172,480,773
            Global Portfolio.........................    278,084,709
            Government Income Portfolio..............      7,091,383
            High Yield Bond Portfolio................    522,947,030
            Jennison Portfolio.......................    806,842,681
            Jennison 20/20 Focus Portfolio...........     31,096,922
            Natural Resources Portfolio..............     54,657,385
            Small Capitalization Stock Portfolio.....     72,834,821

                                      C11

                             Portfolio
                             ---------
          SP Aggressive Growth Asset Allocation Portfolio $  7,006,250
          SP AIM Aggressive Growth Portfolio.............    4,989,501
          SP AIM Core Equity Portfolio...................   12,120,791
          SP Alliance Large Cap Growth Portfolio.........   28,479,925
          SP Alliance Technology Portfolio...............    4,176,198
          SP Balanced Asset Allocation Portfolio.........   58,080,066
          SP Conservative Asset Allocation Portfolio.....   39,985,994
          SP Davis Value Portfolio.......................   54,173,945
          SP Deutsche International Equity Portfolio.....   40,954,946
          SP Growth Asset Allocation Portfolio...........   36,273,878
          SP INVESCO Small Company Growth Portfolio......    7,487,627
          SP Jennison International Growth Portfolio.....   41,612,508
          SP Large Cap Value Portfolio...................   33,572,045
          SP MFS Capital Opportunities Portfolio.........    6,554,764
          SP MFS Mid-Cap Growth Portfolio................   17,126,522
          SP PIMCO High Yield Portfolio..................   58,421,341
          SP PIMCO Total Return Portfolio................   82,440,097
          SP Prudential U.S. Emerging Growth Portfolio...   74,396,773
          SP Small/Mid-Cap Value Portfolio...............   68,218,316
          SP Strategic Partners Focused Growth Portfolio.    7,753,236
          Stock Index Portfolio..........................   40,747,832
          Value Portfolio................................  604,750,243
          Zero Coupon Bond Portfolio 2005................           --

       Proceeds from Sales:

                            Portfolio
                            ---------
         Conservative Balanced Portfolio................ $  393,215,345
         Diversified Bond Portfolio.....................    853,869,538
         Diversified Conservative Growth Portfolio......     90,418,413
         Equity Portfolio...............................  1,242,263,227
         Flexible Managed Portfolio.....................  1,172,480,773
         Global Portfolio...............................    384,082,841
         Government Income Portfolio....................      1,110,980
         High Yield Bond Portfolio......................    227,569,213
         Jennison Portfolio.............................    850,153,477
         Jennison 20/20 Focus Portfolio.................     30,819,750
         Natural Resources Portfolio....................     67,006,030
         Small Capitalization Stock Portfolio...........     77,959,962
         SP Aggressive Growth Asset Allocation Portfolio      1,374,065
         SP AIM Aggressive Growth Portfolio.............      2,247,047
         SP AIM Core Equity Portfolio...................      9,353,323
         SP Alliance Large Cap Growth Portfolio.........      6,268,014
         SP Alliance Technology Portfolio...............      2,620,150
         SP Balanced Asset Allocation Portfolio.........      5,677,898
         SP Conservative Asset Allocation Portfolio.....      5,174,791
         SP Davis Value Portfolio.......................     12,485,781
         SP Deutsche International Equity Portfolio.....     25,590,618
         SP Growth Asset Allocation Portfolio...........      5,055,880
         SP INVESCO Small Company Growth Portfolio......      3,041,451
         SP Jennison International Growth Portfolio.....     22,306,615
         SP Large Cap Value Portfolio...................     18,568,717
         SP MFS Capital Opportunities Portfolio.........      2,830,139
         SP MFS Mid-Cap Growth Portfolio................      8,922,217
         SP PIMCO High Yield Portfolio..................     25,565,853
         SP PIMCO Total Return Portfolio................     26,921,842
         SP Prudential U.S. Emerging Growth Portfolio...     56,777,886

                                      C12

                            Portfolio
                            ---------
          SP Small/Mid-Cap Value Portfolio.............. $ 27,321,366
          SP Strategic Partners Focused Growth Portfolio    2,714,895
          Stock Index Portfolio.........................  153,844,883
          Value Portfolio...............................  636,420,223
          Zero Coupon Bond Portfolio 2005...............           --

       The Diversified Conservative Growth, SP Deutsche International Equity, SP PIMCO High Yield and SP PIMCO Total Return Portfolios' options written activity was as follows:

                                                          Contracts  Premiums
                                                          ---------  --------
  Diversified Conservative Growth Portfolio
     Balance as of December 31, 2001.....................        56  $ 34,512
     Options written.....................................     8,800    94,820
     Options expired.....................................       (56)  (34,512)
                                                          ---------  --------
     Balance as of June 30, 2002.........................     8,800  $ 94,820

  SP Deutsche International Equity Portfolio
     Balance as of December 31, 2001.....................    27,473  $ 32,323
     Options terminated in closing purchase transactions.      (721)  (21,618)
     Options expired.....................................   (26,752)  (10,705)
                                                          ---------  --------
     Balance as of June 30, 2002.........................        --  $     --

  SP PIMCO High Yield Portfolio
     Balance as of December 31, 2001.....................        --  $     --
     Options written..................................... 1,400,279   120,340
                                                          ---------  --------
     Balance as of June 30, 2002......................... 1,400,279  $120,340

  SP PIMCO Total Return Portfolio
     Balance as of December 31, 2001.....................       108  $ 67,303
     Options written.....................................    35,800   399,605
     Options terminated in closing purchase transactions.        (2)   (1,104)
     Options expired.....................................       (95)  (57,719)
                                                          ---------  --------
     Balance as of June 30, 2002.........................    35,811  $408,085

       The Global Portfolio and Jennison Portfolio entered into equity price return swap agreements with Merrill Lynch International. The Portfolios receive the change in the market value of shares of Taiwan Semiconductor, including dividends and the Portfolios pay 3 month LIBOR plus 0.75% based on the value of shares of Taiwan Semiconductor on the date the contract was entered into. The realized gain (loss) on the swap is recognized on a quarterly basis on the valuation dates noted in the swap agreements. In addition, the Portfolios pay a fee at termination of the swaps equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. The details of the swap agreements are as follows:

                                          Notional
                              Termination  Amount     Current     Current
     Portfolio      Open Date    Date     (shares)     Value       Basis    Depreciation
     ---------      --------- ----------- --------- ----------- ----------- ------------
Global Portfolio:..  3/06/02    3/06/03   5,990,270 $12,192,510 $12,844,384 $  (651,874)
Jennison Portfolio:  5/14/02    5/09/03   6,609,900  13,453,693  15,237,435  (1,783,742)

       The Diversified Conservative Growth Portfolio entered into interest rate swap agreements during the period. Details of the swap agreements outstanding as of June 30, 2002 were as follows:

                                   Termination   Notional    Fixed   Floating     Appreciation
           Counterparty               Date        Amount     Rate      Rate      (Depreciation)
           ------------            ----------- ------------- ----- ------------- --------------
Bank of America Securities LLC (b)   6/17/04   USD 8,000,000 6.00% 3 month LIBOR   $  57,872
Morgan Stanley Dean Witter (a)....   6/17/12   USD 1,500,000 6.00% 3 month LIBOR     (40,870)
Goldman, Sachs & Co. (a)..........   6/17/12   USD 4,800,000 6.00% 3 month LIBOR    (137,026)
Bank of America Securities LLC (a)  12/18/07   USD 9,800,000 6.00% 3 month LIBOR     (82,770)
                                                                                   ---------
                                                                                   $(202,794)
                                                                                   =========

       (a)Portfolio pays the fixed rate and receives the floating rate.
       (b)Portfolio pays the floating rate and receives the fixed rate.

                                      C13

       The SP PIMCO Total Return Portfolio entered into interest rate swap agreements during the period. Details of the swap agreements outstanding as of June 30, 2002 were as follows:

                                   Termination    Notional    Fixed   Floating     Appreciation
           Counterparty               Date         Amount     Rate      Rate      (Depreciation)
           ------------            ----------- -------------- ----- ------------- --------------
Salomon Brothers (a)..............   6/17/12   EUR  5,600,000 5.00% 6 month LIBOR   $   1,560
Lehman Brothers (a)...............  12/15/31   EUR  3,000,000 5.50% 6 month LIBOR      20,624
Goldman Sachs (a).................   9/19/02   GBP    600,000 5.25% 6 month LIBOR        (688)
J.P. Morgan Chase (a).............   9/19/02   GBP  1,000,000 5.25% 6 month LIBOR      (2,945)
Goldman Sachs (b).................   6/17/04   GBP    200,000 5.50% 6 month LIBOR       2,820
U.B.S. (b)........................   3/15/04   GBP  1,000,000 5.25% 6 month LIBOR       1,748
U.B.S. (b)........................   3/15/04   GBP  5,300,000 5.25% 6 month LIBOR     (38,839)
Bank of America (b)...............   6/17/04   USD 14,900,000 6.00% 3 month LIBOR     107,787
Morgan Stanley Dean Witter (a)....  12/17/02   USD  3,100,000 6.00% 3 month LIBOR      56,960
Bank of America (a)...............  12/17/03   USD  7,000,000 6.00% 3 month LIBOR      40,096
Morgan Stanley Dean Witter (a)....   6/17/12   USD  2,700,000 6.00% 3 month LIBOR     (73,567)
Goldman Sachs (a).................   6/17/12   USD  4,200,000 6.00% 3 month LIBOR    (119,897)
U.B.S. (b)........................   6/17/04   USD  6,600,000 6.00% 3 month LIBOR      55,005
Bank of America Securities LLC (a)  12/18/07   USD 27,200,000 6.00% 3 month LIBOR    (229,730)
Bank of America Securities LLC (b)  12/18/07   USD  7,800,000 6.00% 3 month LIBOR      65,791
Bank of America Securities LLC (a)  12/19/22   USD  8,800,000 6.00% 3 month LIBOR      51,383
U.B.S. (a)........................  12/18/12   USD  2,300,000 6.00% 3 month LIBOR      15,120
                                                                                    ---------
                                                                                    $ (46,772)
                                                                                    =========
(a)Portfolio pays the fixed rate and receives the floating rate.
(b)Portfolio pays the floating rate and receives the fixed rate.

Note 7: Distribution and Tax Information

       For federal income tax purposes, the Portfolios had the following approximate post October losses deferred and capital loss carryforwards as of December 31, 2001.

                                                                     Approximate
                         Approximate           Expiration        Post October Losses(b)
                        Capital Loss    ------------------------ ----------------------
      Portfolio        Carryforward(a)     2008         2009     Currency    Capital
      ---------        ---------------  ----------- ------------ --------  -----------
Diversified Bond
  Portfolio...........  $ 16,030,000    $16,030,000           -- $336,000  $29,365,000
Diversified
  Conservative
  Growth Portfolio....     5,295,000             -- $  5,295,000       --      877,000
Equity Portfolio......   150,352,000             --  150,352,000       --   49,939,000
Flexible Managed
  Portfolio...........   171,262,000             --  171,262,000       --           --
Global Portfolio......   119,545,000             --  119,545,000  223,000   14,748,000
Government Income
  Portfolio...........            --             --           --       --    1,605,000
High Yield Bond
  Portfolio...........   186,168,000(c)          --           --       --   23,401,000
Jennison Portfolio....   546,470,000             --  546,470,000       --   43,428,000
Jennison 20/20
  Focus Portfolio.....     6,075,000             --    6,075,000       --       17,000
SP Aggressive
  Growth Asset
  Allocation
  Portfolio...........            --             --           --       --       19,000
SP AIM Aggressive
  Growth Portfolio....     1,443,000         56,000    1,387,000       --      169,000
SP AIM Core Equity
  Portfolio...........     1,061,000         39,000    1,022,000       --      367,000
SP Alliance Large
  Cap Growth
  Portfolio...........     1,519,000          1,000    1,518,000       --      647,000
SP Alliance
  Technology Portfolio     1,101,000         36,000    1,065,000       --      165,000
SP Davis Value
  Portfolio...........       499,000          1,000      498,000       --      154,000
SP INVESCO Small
  Company Growth
  Portfolio...........     1,875,000         84,000    1,791,000       --      246,000
SP Jennison
  International
  Growth Portfolio....     3,917,000             --    3,917,000   15,000      602,000
SP Large Cap Value
  Portfolio...........       369,000             --      369,000       --      225,000

                                      C14

                                                                       Approximate
                      Approximate            Expiration           Post October Losses(b)
                     Capital Loss   ---------------------------- ------------------------
    Portfolio       Carryforward(a)     2008           2009       Currency     Capital
    ---------       --------------- ------------- -------------- ---------- -------------
SP MFS Capital
  Opportunities
  Portfolio........ $    1,148,000  $       7,000 $    1,141,000 $       -- $     324,000
SP MFS Mid-Cap
  Growth Portfolio.             --             --             --         --       101,000
SP PIMCO Total
  Return Portfolio.             --             --             --         --     1,069,000
SP Prudential U.S.
  Emerging Growth
  Portfolio........      2,295,000         39,000      2,256,000         --            --
SP Small/Mid Cap
  Value Portfolio..        479,000         14,000        465,000         --            --
SP Strategic
  Partners Focused
  Growth Portfolio.      1,799,000        185,000      1,614,000         --       644,000
Value Portfolio....             --             --             --         --       474,000

(a)Accordingly, no capital gain distribution is expected to be paid shareholders until net gains have been realized in excess of such carryforwards.
(b)Losses for the period November 1, 2001 through December 31, 2001 were deferred into the current fiscal year.
(c)Approximately $2,842,000 expiring 2003, $43,467,000 expiring in 2007, $59,264,000 expiring 2008 and $80,595,000 expiring in 2009.

       The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of June 30, 2002 were as follows:

                                                                        Total Net
                Portfolio                 Appreciation  Depreciation    Unrealized     Tax Basis
                ---------                 ------------ -------------  -------------  --------------
Conservative Balanced Portfolio.......... $181,892,910 $(416,485,030) $(234,592,120) $3,807,775,753
Diversified Bond Portfolio...............   33,776,613   (22,696,451)    11,080,162   1,901,469,662
Diversified Conservative Growth Portfolio    7,409,447   (14,834,906)    (7,425,459)    212,176,323
Equity Portfolio.........................  261,556,752  (710,588,485)  (449,031,733)  4,408,780,952
Flexible Managed Portfolio...............  119,118,438  (452,006,202)  (332,887,764)  4,412,856,256
Global Portfolio.........................   37,590,132  (102,195,880)   (64,605,748)    751,482,380
Government Income Portfolio..............   12,604,806       681,046     11,923,760     724,639,168
High Yield Bond Portfolio................   17,290,965  (172,172,185)  (154,881,220)  1,138,083,598
Jennison Portfolio.......................   76,655,343  (274,978,677)  (198,323,334)  1,993,902,071
Jennison 20/20 Focus Portfolio...........    4,927,430    (7,391,743)    (2,464,313)     80,110,799
Natural Resources Portfolio..............  138,772,881   (30,027,383)   108,745,498     286,962,227
Small Capitalization Stock Portfolio.....  117,698,509   (91,883,518)    25,814,991     602,027,625
SP Aggressive Growth Asset Allocation
  Portfolio..............................       26,201    (1,716,423)    (1,690,222)     13,610,988
SP AIM Aggressive Growth Portfolio.......      376,788      (688,250)      (311,732)     13,094,645
SP AIM Core Equity Portfolio.............      495,490    (1,225,123)      (729,633)     14,134,239
SP Alliance Large Cap Growth Portfolio...      860,002    (8,113,278)    (7,253,276)     53,981,136
SP Alliance Technology Portfolio.........      221,134    (2,936,484)    (2,715,350)      9,229,347
SP Balanced Asset Allocation Portfolio...      269,562    (9,213,599)    (8,944,037)    119,428,029
SP Conservative Asset Allocation
  Portfolio..............................      196,121    (4,985,207)    (4,789,086)     83,059,501
SP Davis Value Portfolio.................    4,059,438   (15,687,858)   (11,628,417)
SP Deutsche International Equity
  Portfolio..............................    1,624,569    (2,137,786)      (513,217)     43,671,371
SP Growth Asset Allocation Portfolio.....      163,202    (8,224,069)    (8,060,867)     79,903,549
SP INVESCO Small Company Growth
  Portfolio..............................      906,480    (1,358,741)      (452,261)     11,875,888
SP Jennison International Growth
  Portfolio..............................    2,421,260    (3,365,802)      (944,542)     60,388,254

                                      C15

                                                                     Total Net
              Portfolio                Appreciation  Depreciation    Unrealized     Tax Basis
              ---------                ------------ -------------  -------------  --------------
SP Large Cap Value Portfolio.......... $  1,171,579 $  (2,675,852) $  (1,504,273) $   39,735,125
SP MFS Capital Opportunities Portfolio                                                11,921,171
SP MFS Mid-Cap Growth Portfolio.......      288,759    (7,046,056)    (6,757,297)     23,159,013
SP PIMCO High Yield Portfolio.........      643,886    (5,528,434)    (4,884,548)     82,480,520
SP PIMCO Total Return Portfolio.......    2,342,963    (3,780,724)    (1,437,761)    357,669,227
SP Prudential U.S. Emerging Growth
  Portfolio...........................      930,446    (5,526,594)    (4,596,148)     47,372,537
SP Small/Mid-Cap Value Portfolio......    6,811,218    (4,252,596)     2,558,622      84,509,257
SP Strategic Partners Focused Growth
  Portfolio...........................      367,695    (1,677,908)    (1,310,213)     14,399,348
Stock Index Portfolio.................  886,824,472  (442,416,615)   444,407,857   2,676,634,547
Value Portfolio.......................   99,329,475  (174,983,063)   (75,653,588)  1,611,040,301
Zero Coupon Bond Portfolio 2005.......    4,487,632            --      4,487,632      56,453,646

Note 8: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of June 30, 2002, the Equity, Jennison, Jennison 20/20 Focus, SP Jennison International Growth, SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and Value Portfolios have Class II shares outstanding.

       Transactions in shares of common stock of the Equity, Jennison, Jennison 20/20 Focus, SP Jennison International Growth, SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and Value Portfolios were as follows:



   Equity Portfolio:
                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................   6,959,869  $ 138,459,221
   Capital stock issued in reinvestment of
     dividends and distributions................      51,214      1,025,823
   Capital stock repurchased.................... (13,114,272)  (258,998,183)
                                                 -----------  -------------
   Net decrease in shares outstanding...........  (6,103,189) $(119,513,139)
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................   6,820,032  $ 146,375,337
   Capital stock issued in reinvestment of
     dividends and distributions................  13,866,586    306,268,475
   Capital stock repurchased.................... (26,086,147)  (561,395,525)
                                                 -----------  -------------
   Net decrease in shares outstanding...........  (5,399,529) $(108,751,713)
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................       3,515  $      71,709
   Capital stock repurchased....................     (27,830)      (568,746)
                                                 -----------  -------------
   Net decrease in shares outstanding...........     (24,315) $    (497,037)
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................     112,189  $   2,532,973
   Capital stock issued in reinvestment of
     dividends and distributions................       5,636        125,301
   Capital stock repurchased....................    (138,975)    (3,104,182)
                                                 -----------  -------------
   Net decrease in shares outstanding...........     (21,150) $    (445,908)
                                                 ===========  =============

                                      C16


   Jennison Portfolio:
                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................  11,993,067  $ 209,512,452
   Capital stock issued in reinvestment of
     dividends and distributions................      13,232        232,880
   Capital stock repurchased.................... (14,604,885)  (251,406,789)
                                                 -----------  -------------
   Net decrease in shares outstanding...........  (2,598,586) $ (41,661,457)
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................  15,162,691  $ 294,854,388
   Capital stock issued in reinvestment of
     dividends and distributions................   1,350,634     27,566,212
   Capital stock repurchased.................... (24,682,625)  (472,653,566)
                                                 -----------  -------------
   Net decrease in shares outstanding...........  (8,169,300) $(150,232,966)
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................  10,250,566  $ 174,490,190
   Capital stock repurchased....................  (9,630,710)  (164,326,123)
                                                 -----------  -------------
   Net increase in shares outstanding...........     619,856  $  10,164,067
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................   8,809,453  $ 173,244,331
   Capital stock issued in reinvestment of
     dividends and distributions................      12,554        258,621
   Capital stock repurchased....................  (6,174,713)  (123,299,190)
                                                 -----------  -------------
   Net increase in shares outstanding...........   2,647,294  $  50,203,762
                                                 ===========  =============

   Jennison 20/20 Focus Portfolio:
                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................     363,792  $   3,780,807
   Capital stock issued in reinvestment of
     dividends and distributions................       1,519         15,466
   Capital stock repurchased....................    (840,668)    (8,487,469)
                                                 -----------  -------------
   Net decrease in shares outstanding...........    (475,357) $  (4,691,196)
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................     496,617  $   5,376,044
   Capital stock issued in reinvestment of
     dividends and distributions................     179,602      1,980,796
   Capital stock repurchased....................  (1,157,513)   (12,147,334)
                                                 -----------  -------------
   Net decrease in shares outstanding...........    (481,294) $  (4,790,494)
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................     246,543  $   2,468,341
   Capital stock repurchased....................     (11,002)      (108,253)
                                                 -----------  -------------
   Net increase in shares outstanding...........     235,541  $   2,360,088
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................     145,970  $   1,547,924
   Capital stock issued in reinvestment of
     dividends and distributions................       1,621         17,841
   Capital stock repurchased....................     (21,019)      (218,273)
                                                 -----------  -------------
   Net increase in shares outstanding...........     126,572  $   1,347,492
                                                 ===========  =============

                                      C17


   SP Jennison International Growth Portfolio:

                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................  11,776,649  $  62,015,330
   Capital stock repurchased....................  (9,544,431)   (50,089,868)
                                                 -----------  -------------
   Net increase in shares outstanding...........   2,232,218  $  11,925,462
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................   4,492,033  $  26,626,723
   Capital stock issued in reinvestment of
     dividends and distributions................       6,463         40,473
   Capital stock repurchased....................  (1,737,830)   (10,192,987)
                                                 -----------  -------------
   Net increase in shares outstanding...........   2,760,666  $  16,474,209
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................  20,099,160  $ 106,000,583
   Capital stock repurchased.................... (18,244,623)   (96,563,274)
                                                 -----------  -------------
   Net increase in shares outstanding...........   1,854,537  $   9,437,309
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................  30,215,939  $ 187,397,199
   Capital stock issued in reinvestment of
     dividends and distributions................       3,643         22,107
   Capital stock repurchased.................... (27,799,636)  (173,216,031)
                                                 -----------  -------------
   Net increase in shares outstanding...........   2,419,946  $  14,203,275
                                                 ===========  =============

   SP Prudential U.S. Emerging Growth Portfolio:

                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................   3,630,429  $  22,477,831
   Capital stock repurchased....................    (392,755)    (2,365,897)
                                                 -----------  -------------
   Net increase in shares outstanding...........   3,237,674  $  20,111,934
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................   4,508,385  $  31,381,960
   Capital stock repurchased....................    (741,331)    (5,325,995)
                                                 -----------  -------------
   Net increase in shares outstanding...........   3,767,054  $  26,055,965
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................      35,307  $     222,315
   Capital stock repurchased....................      (1,528)        (9,201)
                                                 -----------  -------------
   Net increase in shares outstanding...........      33,779  $     213,114
                                                 ===========  =============
   July 9, 2001(a) through December 31, 2001:
   Capital stock sold...........................      31,163  $     206,619
   Capital stock repurchased....................      (4,181)       (27,506)
                                                 -----------  -------------
   Net increase in shares outstanding...........      26,982  $     179,113
                                                 ===========  =============
   (a)Commencement of offering of SP Prudential U.S. Emerging Growth
      Portfolio Class II shares.

                                      C18


   SP Strategic Partners Focused Growth Portfolio:

                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................     646,922  $   4,097,915
   Capital stock repurchased....................    (105,313)      (654,195)
                                                 -----------  -------------
   Net increase in shares outstanding...........     541,609  $   3,443,720
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................     992,157  $   7,045,094
   Capital stock issued in reinvestment of
     dividends and distributions................         311          2,386
   Capital stock repurchased....................    (558,919)    (3,847,665)
                                                 -----------  -------------
   Net increase in shares outstanding...........     403,549  $   3,199,815
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................     344,637  $   2,137,136
   Capital stock repurchased....................     (69,052)      (445,710)
                                                 -----------  -------------
   Net increase in shares outstanding...........     275,585  $   1,691,426
                                                 ===========  =============
   January 12, 2001(b) through December 31,
     2001:
   Capital stock sold...........................     399,184  $   2,630,888
   Capital stock repurchased....................    (104,768)      (593,405)
                                                 -----------  -------------
   Net increase in shares outstanding...........     294,416  $   2,037,483
                                                 ===========  =============
   (b)Commencement of offering of SP Strategic Partners Focused Growth
      Portfolio Class II shares.

   Value Portfolio:
                     Class I                        Shares        Amount
                     -------                     -----------  -------------
   Six months ended June 30, 2002:
   Capital stock sold...........................   6,605,806  $ 115,338,625
   Capital stock issued in reinvestment of
     dividends and distributions................      13,785        244,140
   Capital stock repurchased.................... (10,203,184)  (178,138,182)
                                                 -----------  -------------
   Net decrease in shares outstanding...........  (3,583,593) $ (62,555,417)
                                                 ===========  =============
   Year ended December 31, 2001:
   Capital stock sold...........................  13,749,522  $ 262,932,139
   Capital stock issued in reinvestment of
     dividends and distributions................  10,998,371    201,945,073
   Capital stock repurchased.................... (20,742,150)  (394,297,177)
                                                 -----------  -------------
   Net increase in shares outstanding...........   4,005,743  $  70,580,035
                                                 ===========  =============

                     Class II
                     --------
   Six months ended June 30, 2002:
   Capital stock sold...........................      43,435  $     754,438
   Capital stock repurchased....................      (2,758)       (46,265)
                                                 -----------  -------------
   Net increase in shares outstanding...........      40,677  $     708,173
                                                 ===========  =============
   May 14, 2001(c) through December 31, 2001:
   Capital stock sold...........................      59,164  $   1,079,943
   Capital stock issued in reinvestment of
     dividends and distributions................       2,772         47,997
   Capital stock repurchased....................        (256)        (4,810)
                                                 -----------  -------------
   Net increase in shares outstanding...........      61,680  $   1,123,130
                                                 ===========  =============
   (c)Commencement of offering of Value Portfolio Class II shares.

                                      C19

Financial Highlights
(Unaudited)


                                                                             Diversified Bond Portfolio
                                                          ---------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    -------------------------------------------------
                                                              2002        2001       2000        1999      1998     1997
                                                          ----------    --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  11.36     $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                           --------     --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income....................................      0.30         0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on investments     (0.13)        0.12      0.26       (0.75)      0.08    0.11
                                                           --------     --------  --------    --------   --------  ------
   Total from investment operations......................      0.17         0.79      1.03       (0.08)      0.77    0.91
                                                           --------     --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.....................     (1.01)       (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains....................        --           --        --(b)    (0.03)     (0.04)  (0.13)
                                                           --------     --------  --------    --------   --------  ------
   Total distributions...................................     (1.01)       (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                           --------     --------  --------    --------   --------  ------
Net Asset Value, end of period...........................  $  10.52     $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                           ========     ========  ========    ========   ========  ======
Total Investment Return(a)...............................      1.44%        6.98%     9.72%      (0.74)%     7.15%   8.57%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $1,463.3     $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
   Expenses..............................................      0.44%(c)     0.44%     0.45%       0.43%      0.42%   0.43%
   Net investment income.................................      5.68%(c)     6.35%     6.83%       6.25%      6.40%   7.18%
Portfolio turnover rate..................................       251%(d)      257%      139%        171%       199%    224%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Less than $0.005 per share.

(c)Annualized.

(d)Not Annualized.

                                                              Diversified Conservative Growth Portfolio
                                                             ---------------------------------------
                                                             Six Months     Year Ended    May 3, 1999(a)
                                                               Ended       December 31,      through
                                                              June 30,    --------------   December 31,
                                                                2002       2001    2000        1999
                                                             ----------   ------  ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period........................   $ 9.89     $10.16  $10.37      $10.00
                                                               ------     ------  ------      ------
Income From Investment Operations:
Net investment income.......................................     0.17       0.42    0.46        0.22
Net realized and unrealized gains (losses) on investments...    (0.65)     (0.28)  (0.09)       0.39
                                                               ------     ------  ------      ------
   Total from investment operations.........................    (0.48)      0.14    0.37        0.61
                                                               ------     ------  ------      ------
Less Distributions:
Dividends from net investment income........................    (0.02)     (0.41)  (0.46)      (0.22)
Distributions in excess of net investment income............       --         --   (0.01)      (0.02)
Distributions from net realized gains.......................       --         --   (0.09)         --
Distributions in excess of net realized gains...............       --         --   (0.02)         --
                                                               ------     ------  ------      ------
   Total distributions......................................    (0.02)     (0.41)  (0.58)      (0.24)
                                                               ------     ------  ------      ------
Net Asset Value, end of period..............................   $ 9.39     $ 9.89  $10.16      $10.37
                                                               ======     ======  ======      ======
Total Investment Return(b)..................................    (4.97)%     1.51%   3.79%       6.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....................   $183.9     $204.1  $204.8      $115.8
Ratios to average net assets:
 Expenses...................................................     0.93%(c)   0.94%   0.93%       1.05%(c)
 Net investment income......................................     3.33%(c)   4.17%   4.71%       3.74%(c)
Portfolio turnover..........................................      119%(d)    315%    319%        107%(d)

(a)Commencement of investment operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights
(Unaudited)


                                                                                  Equity Portfolio
                                                          ---------------------------------------------------------------
                                                                                      Class I
                                                          ---------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    -------------------------------------------------
                                                              2002         2001      2000      1999      1998      1997
                                                          ----------    --------   --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  20.49     $  24.50   $  28.90  $  29.64  $  31.07  $  26.96
                                                           --------     --------   --------  --------  --------  --------
Income From Investment Operations:
Net investment income....................................      0.08         0.18       0.51      0.54      0.60      0.69
Net realized and unrealized gains (losses) on investments     (2.49)       (2.83)      0.26      3.02      2.21      5.88
                                                           --------     --------   --------  --------  --------  --------
   Total from investment operations......................     (2.41)       (2.65)      0.77      3.56      2.81      6.57
                                                           --------     --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................        --(d)     (0.18)     (0.51)    (0.53)    (0.60)    (0.70)
Distributions in excess of net investment income.........        --           --      (0.02)       --        --        --
Distributions from net realized gains....................        --        (1.18)     (4.64)    (3.77)    (3.64)    (1.76)
                                                           --------     --------   --------  --------  --------  --------
   Total distributions...................................        --        (1.36)     (5.17)    (4.30)    (4.24)    (2.46)
                                                           --------     --------   --------  --------  --------  --------
Net Asset Value, end of period...........................  $  18.08     $  20.49   $  24.50  $  28.90  $  29.64  $  31.07
                                                           ========     ========   ========  ========  ========  ========
Total Investment Return(a)...............................    (11.91)%     (11.18)%     3.28%    12.49%     9.34%    24.66%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $3,963.2     $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0
Ratios to average net assets:
  Expenses...............................................      0.49%(b)     0.49%      0.49%     0.47%     0.47%     0.46%
  Net investment income..................................      0.79%(b)     0.84%      1.75%     1.72%     1.81%     2.27%
Portfolio turnover rate..................................        28%(c)      153%        78%        9%       25%       13%

                                                                        Equity Portfolio
                                                          -----------------------------------------
                                                                            Class II
                                                          -----------------------------------------
                                                          Six Months      Year Ended     May 3, 1999(e)
                                                            Ended        December 31,       through
                                                           June 30,    ----------------   December 31,
                                                             2002        2001     2000        1999
                                                          ----------   -------   ------  --------------
Per Share Operating Performance:
Net asset value, beginning of period.....................  $ 20.49     $ 24.51   $28.92      $32.79
                                                           -------     -------   ------      ------
Income From Investment Operations:
Net investment income....................................     0.04        0.09     0.39        0.28
Net realized and unrealized gains (losses) on investments    (2.48)      (2.83)    0.26       (0.60)
                                                           -------     -------   ------      ------
   Total from investment operations......................    (2.44)      (2.74)    0.65       (0.32)
                                                           -------     -------   ------      ------
Less distributions:
Dividends from net investment income.....................       --       (0.10)   (0.40)      (0.34)
Distributions in excess of net investment income.........       --          --    (0.02)         --
Distributions from net realized gains....................       --       (1.18)   (4.64)      (3.21)
                                                           -------     -------   ------      ------
   Total distributions...................................       --       (1.28)   (5.06)      (3.55)
                                                           -------     -------   ------      ------
Net Asset Value, end of period...........................  $ 18.05     $ 20.49   $24.51      $28.92
                                                           =======     =======   ======      ======
Total Investment Return(a)...............................   (11.74)%    (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $   0.5     $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...............................................     0.89%(b)    0.89%    0.91%       0.87%(b)
  Net investment income..................................     0.38%(b)    0.45%    1.26%       1.33%(b)
Portfolio turnover rate..................................       28%(c)     153%      78%          9%(c)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

(d)Less than $0.01 per share.

(e)Commencement of offering of Class II shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights
(Unaudited)



                                                                                   Global Portfolio
                                                             -----------------------------------------------------------
                                                             Six Months                     Year Ended
                                                               Ended                       December 31,
                                                              June 30     ----------------------------------------------
                                                                2002        2001       2000      1999      1998    1997
                                                             ----------   -------   --------   --------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of period........................  $ 15.29     $ 23.61   $  30.98   $  21.16  $17.92   $17.85
                                                              -------     -------   --------   --------  ------   ------
Income from Investment Operations:
Net investment income.......................................     0.05        0.09       0.07       0.06    0.07     0.09
Net realized and unrealized gains (losses) on investments...    (2.13)      (3.58)     (5.30)     10.04    4.38     1.11
                                                              -------     -------   --------   --------  ------   ------
   Total from investment operations.........................    (2.08)      (3.49)     (5.23)     10.10    4.45     1.20
                                                              -------     -------   --------   --------  ------   ------
Less Distributions:
Dividends from net investment income........................    (0.14)      (0.06)     (0.07)        --   (0.16)   (0.13)
Distributions in excess of net investment income............       --          --      (0.13)     (0.10)  (0.12)   (0.10)
Distributions from net realized gains.......................       --       (4.77)     (1.94)     (0.18)  (0.93)   (0.90)
                                                              -------     -------   --------   --------  ------   ------
   Total distributions......................................    (0.14)      (4.83)     (2.14)     (0.28)  (1.21)   (1.13)
                                                              -------     -------   --------   --------  ------   ------
Net Asset Value, end of period..............................  $ 13.07     $ 15.29   $  23.61   $  30.98  $21.16   $17.92
                                                              =======     =======   ========   ========  ======   ======
Total Investment Return(a)..................................   (13.73)%    (17.64)%   (17.68)%    48.27%  25.08%    6.98%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....................  $ 627.7     $ 885.0   $1,182.1   $1,298.3  $844.5   $638.4
Ratios to average net assets:
 Expenses...................................................     0.84%(b)    0.84%      0.85%      0.84%   0.86%    0.85%
 Net investment income......................................     0.58%(b)    0.58%      0.25%      0.21%   0.29%    0.47%
Portfolio turnover rate.....................................       39%(c)      67%        95%        76%     73%      70%

                                                                              High Yield Bond Portfolio
                                                             -----------------------------------------------------------
                                                             Six Months                     Year Ended
                                                               Ended                       December 31,
                                                              June 30,    ----------------------------------------------
                                                                2002        2001       2000      1999      1998    1997
                                                             ----------   -------   --------   --------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of period........................  $  5.40     $  6.14   $   7.52   $   7.21  $ 8.14   $ 7.87
                                                              -------     -------   --------   --------  ------   ------
Income From Investment Operations:
Net investment income.......................................     0.24        0.58       0.74       0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments...    (0.32)      (0.62)     (1.30)     (0.46)  (0.94)    0.26
                                                              -------     -------   --------   --------  ------   ------
   Total from investment operations.........................    (0.08)      (0.04)     (0.56)      0.33   (0.17)    1.04
                                                              -------     -------   --------   --------  ------   ------
Less Distributions:
Dividends from net investment income........................    (0.68)      (0.70)     (0.82)     (0.02)  (0.76)   (0.77)
                                                              -------     -------   --------   --------  ------   ------
Net Asset Value, end of period..............................  $  4.64     $  5.40   $   6.14   $   7.52  $ 7.21   $ 8.14
                                                              =======     =======   ========   ========  ======   ======
Total Investment Return(a)..................................    (3.93)%     (0.44)%    (7.91)%     4.61%  (2.36)%  13.78%
Ratios/Supplement Data:
Net assets, end of period (in millions).....................  $ 924.4     $ 655.8   $  661.3   $  802.2  $789.3   $568.7
Ratios to average net assets:
 Expenses...................................................     0.60%(b)    0.60%      0.60%      0.60%   0.58%    0.57%
 Net investment income......................................     9.20%(b)   10.93%     10.47%     10.48%  10.31%    9.78%
Portfolio turnover rate.....................................       30%(c)      84%        76%        58%     63%     106%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights
(Unaudited)



                                                                                 Jennison Portfolio
                                                          ---------------------------------------------------------------
                                                                                      Class I
                                                          ---------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    -------------------------------------------------
                                                              2002         2001       2000       1999      1998     1997
                                                          ----------    --------   --------    --------  --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  18.57     $  22.97   $  32.39    $  23.91  $  17.73  $14.32
                                                           --------     --------   --------    --------  --------  ------
Income From Investment Operations:
Net investment income....................................      0.01         0.04       0.01        0.05      0.04    0.04
Net realized and unrealized gains (losses) on investments     (3.50)       (4.22)     (5.61)       9.88      6.56    4.48
                                                           --------     --------   --------    --------  --------  ------
   Total from investment operations......................     (3.49)       (4.18)     (5.60)       9.93      6.60    4.52
                                                           --------     --------   --------    --------  --------  ------
Less Distributions:
Dividends from net investment income.....................        --(d)     (0.03)        --(d)    (0.05)    (0.04)  (0.04)
Distributions from net realized gains....................        --        (0.19)     (3.82)      (1.40)    (0.38)  (1.07)
                                                           --------     --------   --------    --------  --------  ------
   Total distributions...................................        --(d)     (0.22)     (3.82)      (1.45)    (0.42)  (1.11)
                                                           --------     --------   --------    --------  --------  ------
Net Asset Value, end of period...........................  $  15.08     $  18.57   $  22.97    $  32.39  $  23.91  $17.73
                                                           ========     ========   ========    ========  ========  ======
Total Investment Return(a)                                   (18.78)%     (18.25)%   (17.38)%     41.76%    37.46%  31.71%
Ratios/Supplement Data:
Net assets, end of period (in millions)..................  $1,736.5     $2,186.9   $2,892.7    $2,770.7  $1,198.7  $495.9
Ratios to average net assets:
  Expenses...............................................      0.62%(b)     0.64%      0.64%       0.63%     0.63%   0.64%
  Net investment income..................................      0.14%(b)     0.18%      0.02%       0.17%     0.20%   0.25%
Portfolio turnover rate..................................        40%(c)       86%        89%         58%       54%     60%

                                                                       Jennison Portfolio
                                                         ------------------------------------------
                                                                            Class II
                                                         ------------------------------------------
                                                          Six Months                February 10, 2000(e)
                                                            Ended       Year Ended        through
                                                           June 30,    December 31,     December 31,
                                                             2002          2001             2000
                                                         ----------    ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period....................  $ 18.45        $ 22.88          $ 34.25
                                                          -------        -------          -------
Income From Investment Operations:
Net investment income (loss)............................    (0.02)          0.01            (0.03)
Net realized and unrealized gain (losses) on investments    (3.48)         (4.25)           (7.54)
                                                          -------        -------          -------
   Total from investment operations.....................    (3.50)         (4.24)           (7.57)
                                                          -------        -------          -------
Less Distributions:
Dividends from net investment income....................       --             --(d)            --(d)
Distributions from net realized gains...................       --          (0.19)           (3.80)
                                                          -------        -------          -------
   Total distributions..................................       --          (0.19)           (3.80)
                                                          -------        -------          -------
Net Asset Value, end of period..........................  $ 14.95        $ 18.45          $ 22.88
                                                          =======        =======          =======
Total Investment Return(a)                                 (18.97)%       (18.60)%         (22.19)%
Ratios/Supplement Data:
Net assets, end of period (in millions).................  $  57.6        $  59.6          $  13.3
Ratios to average net assets:
  Expenses..............................................     1.02%(b)       1.04%            1.04%(b)
  Net investment income.................................    (0.26)%(b)     (0.19)%          (0.39)%(b)
Portfolio turnover rate.................................       40%(c)         86%              89%(c)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Not Annualized.

(d) Less than $0.005 per share.

(e) Commencement of offering of Class II Shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights
(Unaudited)



                                                                    Jennison 20/20 Focus Portfolio
                                                             -----------------------------------------
                                                                                Class I
                                                             -----------------------------------------
                                                             Six Months      Year Ended     May 3, 1999(a)
                                                               Ended        December 31,       through
                                                              June 30,    ---------------    December 31,
                                                                2002        2001     2000        1999
                                                             ----------   ------   ------   --------------
Per Share Operating Performance:
Net Asset Value, beginning of period........................  $ 10.65     $10.99   $11.88       $10.00
                                                              -------     ------   ------       ------
Income From Investment Operations:
Net investment income.......................................     0.01       0.05     0.05         0.02
Net realized and unrealized gains (losses) on investments...    (1.24)     (0.15)   (0.71)        1.88
                                                              -------     ------   ------       ------
   Total from investment operations.........................    (1.23)     (0.10)   (0.66)        1.90
                                                              -------     ------   ------       ------
Less Distributions:
Dividends from net investment income........................    (0.02)     (0.05)   (0.05)       (0.02)
Distributions from net realized gains.......................       --      (0.19)   (0.18)          --(d)
                                                              -------     ------   ------       ------
   Total distributions......................................    (0.02)     (0.24)   (0.23)       (0.02)
                                                              -------     ------   ------       ------
Net Asset Value, end of period..............................  $  9.40     $10.65   $10.99       $11.88
                                                              =======     ======   ======       ======
Total Investment Return(b)..................................   (11.63)%    (1.01)%  (5.41)%      18.95%
Ratios Supplemental Data:
Net assets, end of period (in millions).....................  $  73.0     $ 87.8   $ 95.8       $ 65.0
Ratios to average net assets:
 Expenses...................................................     0.97%(c)   0.93%    0.88%        1.09%(c)
 Net investment income......................................     0.24%(c)   0.46%    0.45%        0.33%(c)
Portfolio turnover rate.....................................       38%(e)    131%     163%          64%(e)

(a)Commencement of offering of Class I shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Not annualized.

                                                                Jennison 20/20 Focus Portfolio
                                                        -------------------------------------------
                                                                           Class II
                                                        -------------------------------------------
                                                         Six Months                February 15, 2000(a)
                                                           Ended       Year Ended        through
                                                          June 30,    December 31,     December 31,
                                                            2002          2001             2000
                                                        ----------    ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...................  $ 10.63         $10.99           $11.36
                                                         -------         ------           ------
Income From Investment Operations:
Net investment income..................................       --(d)        0.02             0.01
Net realized and unrealized losses on investments......    (1.27)         (0.15)           (0.19)
                                                         -------         ------           ------
   Total from investment operations....................    (1.27)         (0.13)           (0.18)
                                                         -------         ------           ------
Less Distributions:
Dividends from net investment income...................       --          (0.04)           (0.01)
Distributions from net realized gains..................       --          (0.19)           (0.18)
                                                         -------         ------           ------
   Total distributions.................................       --          (0.23)           (0.19)
                                                         -------         ------           ------
Net Asset Value, end of period.........................  $  9.36         $10.63           $10.99
                                                         =======         ======           ======
Total Investment Return(b):                               (11.95)%        (1.30)%          (1.53)%
Ratios Supplemental Data:
Net assets, end of period (in millions)................  $   4.0         $  2.0           $  0.7
Ratios to average net assets:
 Expenses..............................................     1.37%(c)       1.33%            1.28%(c)
 Net investment income.................................    (0.16)%(c)      0.06%            0.10%(c)
Portfolio turnover rate................................       38%(e)        131%             163%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights
(Unaudited)




                                                                             Money Market Portfolio
                                                          -----------------------------------------------------------
                                                           Six Months                     Year Ended
                                                             Ended                       December 31,
                                                            June 30,    ---------------------------------------------
                                                              2002        2001      2000      1999      1998    1997
                                                          ----------    --------  --------  --------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  10.00     $  10.00  $  10.00  $  10.00  $10.00   $10.00
                                                           --------     --------  --------  --------  ------   ------
Income From Investment Operations:
Net investment income and realized and unrealized gains..      0.08         0.41      0.60      0.49    0.52     0.54
Dividend and distributions...............................     (0.08)       (0.41)    (0.60)    (0.49)  (0.52)   (0.54)
                                                           --------     --------  --------  --------  ------   ------
Net Asset Value, end of period...........................  $  10.00     $  10.00  $  10.00  $  10.00  $10.00   $10.00
                                                           ========     ========  ========  ========  ======   ======
Total Investment Return(a)...............................      0.80%        4.22%     6.20%     4.97%   5.39%    5.41%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $1,215.6     $1,501.9  $1,238.2  $1,335.5  $920.2   $657.5
Ratios to average net assets:
  Expenses...............................................      0.43%(b)     0.43%     0.44%     0.42%   0.41%    0.43%
  Net investment income..................................      1.63%(b)     3.86%     6.03%     4.90%   5.20%    5.28%

                                                                      Small Capitalization Stock Portfolio
                                                          -----------------------------------------------------------
                                                           Six Months                     Year Ended
                                                             Ended                       December 31,
                                                            June 30,    ---------------------------------------------
                                                              2002        2001      2000      1999      1998    1997
                                                          ----------    --------  --------  --------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  15.48     $  17.11  $  16.25  $  14.71  $15.93   $13.79
                                                           --------     --------  --------  --------  ------   ------
Income from Investment Operations:
Net investment income....................................      0.02         0.06      0.07      0.10    0.09     0.10
Net realized and unrealized gains (losses) on investments     (0.05)        0.67      1.81      1.71   (0.25)    3.32
                                                           --------     --------  --------  --------  ------   ------
   Total from investment operations......................     (0.03)        0.73      1.88      1.81   (0.16)    3.42
                                                           --------     --------  --------  --------  ------   ------
Less Distributions:
Dividends from net investment income.....................     (0.07)       (0.08)    (0.08)       --   (0.09)   (0.10)
Distributions from net realized gains....................     (0.19)       (2.28)    (0.94)    (0.27)  (0.97)   (1.18)
                                                           --------     --------  --------  --------  ------   ------
   Total distributions...................................     (0.26)       (2.36)    (1.02)    (0.27)  (1.06)   (1.28)
                                                           --------     --------  --------  --------  ------   ------
Net Asset Value, end of period...........................  $  15.19     $  15.48  $  17.11  $  16.25  $14.71   $15.93
                                                           ========     ========  ========  ========  ======   ======
Total Investment Return(a)...............................     (0.33)%       5.53%    12.81%    12.68%  (0.76)%  25.17%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $  582.6     $  611.1  $  568.3  $  437.5  $360.4   $290.3
Ratios to average net assets:
  Expenses...............................................      0.47%(b)     0.48%     0.48%     0.45%   0.47%    0.50%
  Net investment income..................................      0.32%(b)     0.52%     0.59%     0.70%   0.57%    0.69%
Portfolio turnover rate..................................        12%(c)       23%       29%       31%     26%      31%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b) Annualized.

(c) Not Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

Financial Highlights
(Unaudited)



                                                     SP Aggressive Growth Asset Allocation Portfolio
                                                  --------------------------------------------------
                                                   Six Months                      September 22, 2000(a)
                                                      Ended         Year Ended            through
                                                  June 30, 2002  December 31, 2001   December 31, 2000
                                                  -------------  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 7.58           $  9.33             $10.00
                                                     ------           -------             ------
Income From Investment Operations:
Net investment income (loss).....................     (0.02)             0.02               0.01
Net realized and unrealized losses on investments     (0.73)            (1.69)             (0.67)
                                                     ------           -------             ------
   Total from investment operations..............     (0.75)            (1.67)             (0.66)
                                                     ------           -------             ------
Less Distributions:
Dividends from net investment income.............        --             (0.02)             (0.01)
Distributions from net realized gains............        --             (0.06)                --
                                                     ------           -------             ------
   Total distributions...........................        --             (0.08)             (0.01)
                                                     ------           -------             ------
Net Asset Value, end of period...................    $ 6.83           $  7.58             $ 9.33
                                                     ======           =======             ======
Total Investment Return(b).......................     (9.89)%          (17.92)%            (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 11.9           $   7.5             $  2.1
Ratios to average net assets:
  Expenses.......................................      0.05 %(c)         0.05%              0.05%(c)
  Net investment income..........................     (0.04)%(c)         0.39%              0.36%(c)
Portfolio turnover rate..........................        14 %(d)           62%                 6%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                                                             SP Alliance Technology Portfolio
                                                  ---------------------------------------------------
                                                   Six Months                       September 22, 2000(a)
                                                      Ended          Year Ended            through
                                                  June 30, 2002   December 31, 2001   December 31, 2000
                                                  -------------   ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  5.71           $  7.62             $ 10.00
                                                     -------           -------             -------
Income From Investment Operations:
Net investment income (loss).....................      (0.02)            (0.03)               0.01
Net realized and unrealized losses on investments      (1.64)            (1.88)              (2.38)
                                                     -------           -------             -------
   Total from investment operations..............      (1.66)            (1.91)              (2.37)
                                                     -------           -------             -------
Less Distributions:
Dividends from net investment income.............         --                --               (0.01)
Distributions in excess of net investment income.         --                --                 -- (c)
                                                     -------           -------             -------
   Total distributions...........................         --                --               (0.01)
                                                     -------           -------             -------
Net Asset Value, end of period...................    $  4.05           $  5.71             $  7.62
                                                     =======           =======             =======
Total Investment Return(b).......................     (29.07)%          (25.07)%            (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   6.7           $   7.7             $   6.1
Ratios to average net assets:(f)
  Expenses.......................................       1.30%(d)          1.30%               1.30%(d)
  Net investment income (loss)...................      (1.07)%(d)        (0.69)%              0.37%(d)
Portfolio turnover rate..........................         37%(e)            47%                 23%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

(f)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 2.62% and (2.38)%, respectively, for the six months ended June 30, 2002 and 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D7

Financial Highlights
(Unaudited)



                                                         SP Balanced Asset Allocation Portfolio
                                                  -------------------------------------------------
                                                   Six Months                     September 22, 2000(a)
                                                      Ended        Year Ended            through
                                                  June 30, 2002 December 31, 2001   December 31, 2000
                                                  ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 9.02          $ 9.80              $10.00
                                                     ------          ------              ------
Income From Investment Operations:
Net investment income............................      0.06            0.14                0.06
Net realized and unrealized losses on investments     (0.70)          (0.73)              (0.20)
                                                     ------          ------              ------
   Total from investment operations..............     (0.64)          (0.59)              (0.14)
                                                     ------          ------              ------
Less Distributions:
Dividends from net investment income.............        --           (0.14)              (0.06)
Distributions from net realized gains............     (0.01)          (0.05)                 --
                                                     ------          ------              ------
   Total distributions...........................     (0.01)          (0.19)              (0.06)
                                                     ------          ------              ------
Net Asset Value, end of period...................    $ 8.37          $ 9.02              $ 9.80
                                                     ======          ======              ======
Total Investment Return(b).......................     (7.13)%         (5.99)%             (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $110.5          $ 66.1              $  3.7
Ratios to average net assets:
  Expenses.......................................      0.05%(c)        0.05%               0.05%(c)
  Net investment income..........................      1.82%(c)        3.26%               4.89%(c)
Portfolio turnover rate..........................         6%(d)          35%                  4%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                                                               SP Conservative Asset Allocation Portfolio
                                                          -------------------------------------------------
                                                           Six Months                     September 22, 2000(a)
                                                              Ended        Year Ended            through
                                                          June 30, 2002 December 31, 2001   December 31, 2000
                                                          ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................    $ 9.77          $10.00              $10.00
                                                             ------          ------              ------
Income From Investment Operations:
Net investment income....................................      0.09            0.21                0.08
Net realized and unrealized gains (losses) on investments     (0.58)          (0.24)                 --(c)
                                                             ------          ------              ------
   Total from investment operations......................     (0.49)          (0.03)               0.08
                                                             ------          ------              ------
Less Distributions:
Dividends from net investment income.....................     (0.03)          (0.16)              (0.08)
Distributions from net realized gains....................     (0.01)          (0.04)                 --(c)
                                                             ------          ------              ------
   Total distributions...................................     (0.04)          (0.20)              (0.08)
                                                             ------          ------              ------
Net Asset Value, end of period...........................    $ 9.24          $ 9.77              $10.00
                                                             ======          ======              ======
Total Investment Return(b)...............................     (5.06)%         (0.23)%              0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................    $ 78.3          $ 47.9              $  1.9
Ratios to average net assets:
  Expenses...............................................      0.05%(d)        0.05%               0.05%(d)
  Net investment income..................................      2.62%(d)        4.76%               8.07%(d)
Portfolio turnover rate..................................         8%(e)          29%                  4%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D8

Financial Highlights
(Unaudited)

                                                          SP Growth Asset Allocation Portfolio
                                                  -------------------------------------------------
                                                   Six Months                     September 22, 2000(a)
                                                      Ended        Year Ended            through
                                                  June 30, 2002 December 31, 2001   December 31, 2000
                                                  ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 8.27          $  9.52             $10.00
                                                     ------          -------             ------
Income From Investment Operations:
Net investment income............................      0.03             0.09               0.03
Net realized and unrealized losses on investments     (0.78)           (1.21)             (0.49)
                                                     ------          -------             ------
   Total from investment operations..............     (0.75)           (1.12)             (0.46)
                                                     ------          -------             ------
Less Distributions:
Dividends from net investment income.............        --            (0.08)             (0.02)
Distributions from net realized gains............       -- (e)         (0.05)                --
                                                     ------          -------             ------
   Total distributions...........................        --            (0.13)             (0.02)
                                                     ------          -------             ------
Net Asset Value, end of period...................    $ 7.52          $  8.27             $ 9.52
                                                     ======          =======             ======
Total Investment Return(b).......................     (9.04)%         (11.77)%            (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 71.8          $  46.8             $  3.9
Ratios to average net assets:
  Expenses.......................................      0.05%(c)         0.05%              0.05%(c)
  Net investment income..........................      0.98%(c)         1.71%              2.95%(c)
Portfolio turnover rate..........................         8%(d)           43%                39%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

(e)Less than $0.005 per share.

                                                         SP INVESCO Small Company Growth Portfolio
                                                  --------------------------------------------------
                                                   Six Months                       September 22, 2000(a)
                                                      Ended          Year Ended            through
                                                  June 30, 2002   December 31, 2001   December 31, 2000
                                                  -------------   ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  6.94           $  8.38             $ 10.00
                                                     -------           -------             -------
Income From Investment Operations:
Net investment loss..............................      (0.02)            (0.02)                -- (f)
Net realized and unrealized losses on investments      (1.23)            (1.42)              (1.62)
                                                     -------           -------             -------
   Total from investment operations..............      (1.25)            (1.44)              (1.62)
                                                     -------           -------             -------
Net Asset Value, end of period...................    $  5.69           $  6.94             $  8.38
                                                     =======           =======             =======
Total Investment Return(b).......................     (18.01)%          (17.18)%            (16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $  11.4           $   8.4             $   5.5
Ratios to average net assets(d)
  Expenses.......................................       1.15%(c)          1.15%               1.15%(c)
  Net investment loss............................      (0.70)%(c)        (0.28)%             (0.10)%(c)
Portfolio turnover rate..........................         36%(e)            83%                 29%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.95% and (1.50)%, respectively, for the six months ended June 30, 2002 and 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D9

Financial Highlights
(Unaudited)


                                                         SP Jennison International Growth Portfolio
                                                  ----------------------------------------------------
                                                                          Class I
                                                  ----------------------------------------------------
                                                   Six Months                        September 22, 2000(a)
                                                      Ended          Year Ended             through
                                                  June 30, 2002 December 31, 2001(f)   December 31, 2000
                                                  ------------- -------------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $ 5.45           $  8.50               $ 10.00
                                                     ------           -------               -------
Income From Investment Operations:
Net investment income............................      0.02              0.02                  0.01
Net realized and unrealized losses on investments     (0.32)            (3.05)                (1.51)
                                                     ------           -------               -------
   Total from investment operations..............     (0.30)            (3.03)                (1.50)
                                                     ------           -------               -------
Less Distributions
Tax return of capital distributions..............        --             (0.02)                   --
                                                     ------           -------               -------
Net Asset Value, end of period...................    $ 5.15           $  5.45               $  8.50
                                                     ======           =======               =======
Total Investment Return(b).......................     (5.50)%          (35.64)%              (15.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $ 30.3           $  19.9               $   7.6
Ratios to average net assets(d)
  Expenses.......................................      1.24%(c)          1.24%                 1.24%(c)
  Net investment income..........................      0.73%(c)          0.31%                 0.51%(c)
Portfolio turnover rate..........................        57%(e)            86%                   12%(e)

(a)Commencement of offering of Class I shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment income (loss) ratios would have been 1.30% and 0.67%, respectively, for the six months ended June 30, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Calculated based upon weighted average shares outstanding during the year.

                                                         SP Jennison International Growth Portfolio
                                                    -------------------------------------------------
                                                                          Class II
                                                    -------------------------------------------------
                                                     Six Months                        October 4, 2000(a)
                                                        Ended          Year Ended           through
                                                    June 30, 2002 December 31, 2001(g) December 31, 2000
                                                    ------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...............    $ 5.43           $  8.48             $  9.79
                                                       ------           -------             -------
Income From Investment Operations:
Net investment income (loss).......................      0.01                --(f)               --(f)
Net realized and unrealized (losses) on investments     (0.33)            (3.04)              (1.31)
                                                       ------           -------             -------
   Total from investment operations................     (0.32)            (3.04)              (1.31)
                                                       ------           -------             -------
Less Distributions:
Tax return of capital distributions................        --             (0.01)                 --
                                                       ------           -------             -------
Net Asset Value, end of period.....................    $ 5.11           $  5.43             $  8.48
                                                       ======           =======             =======
Total Investment Return(b).........................     (5.71)%          (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)............    $ 23.5           $  14.9             $   2.7
Ratios to average net assets(d)....................
  Expenses.........................................      1.64%(c)          1.64%               1.64%(c)
  Net investment income (loss).....................      0.40%(c)         (0.03)%                --%(c)
Portfolio turnover rate............................        57%(e)            86%                 12%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment income (loss) ratios would have been 1.70% and 0.34%, respectively, for the six months ended June 30, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Calculated based upon weighted average shares outstanding during the year.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D10

Financial Highlights
(Unaudited)


                                                                      SP Large Cap Value Portfolio
                                                          -------------------------------------------------
                                                           Six Months                     September 22, 2000(a)
                                                              Ended        Year Ended            through
                                                          June 30, 2002 December 31, 2001   December 31, 2000
                                                          ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................    $ 9.44          $10.44              $10.00
                                                             ------          ------              ------
Income From Investment Operations:
Net investment income....................................       .04            0.09                0.04
Net realized and unrealized gains (losses) on investments      (.53)          (0.99)               0.44
                                                             ------          ------              ------
   Total from investment operations......................     (0.49)          (0.90)               0.48
                                                             ------          ------              ------
Less Distributions:
Dividends from net investment income.....................        --           (0.10)              (0.04)
Distributions in excess of net investment income.........        --              --                 -- (e)
                                                             ------          ------              ------
   Total distributions...................................        --           (0.10)              (0.04)
                                                             ------          ------              ------
Net Asset Value, end of period...........................    $ 8.95          $ 9.44              $10.44
                                                             ======          ======              ======
Total Investment Return(b)...............................     (5.30)%         (8.65)%              4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................    $ 36.0          $ 23.7              $  3.9
Ratios to average net assets:(d)
  Expenses...............................................      0.90%(c)        0.90%               0.90%(c)
  Net investment income..................................      0.94%(c)        1.18%               1.60%(c)
Portfolio turnover rate..................................        63%(f)          61%                 13%(f)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment income (loss) ratios would have been 1.38% and 0.46%, respectively, for the period six months June 30, 2002 and 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)Less than $0.005 per share.

(f)Not annualized.

                                                          SP MFS Capital Opportunities Portfolio
                                                  --------------------------------------------------
                                                   Six Months                      September 22, 2000(a)
                                                      Ended         Year Ended            through
                                                  June 30, 2002  December 31, 2001   December 31, 2000
                                                  -------------  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  7.01          $  9.15             $10.00
                                                     -------          -------             ------
Income From Investment Operations:
Net investment income (loss).....................        (--)(f)          (--)(f)           0.01
Net realized and unrealized losses on investments      (1.35)           (2.13)             (0.85)
                                                     -------          -------             ------
   Total from investment operations..............      (1.35)           (2.13)             (0.84)
                                                     -------          -------             ------
Less Distributions:
Dividends from net investment income.............         --            (0.01)             (0.01)
                                                     -------          -------             ------
Net Asset Value, end of period...................    $  5.66          $  7.01             $ 9.15
                                                     =======          =======             ======
Total Investment Return(b).......................     (19.26)%         (23.28)%            (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   9.6          $   8.2             $  4.3
Ratios to average net assets:(d)
  Expenses.......................................       1.00%(c)         1.00%              1.00%(c)
  Net investment income..........................       0.06%(c)          (--)%(g)          0.40%(c)
Portfolio turnover rate..........................         33%(e)           99%                25%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 2.13% and (1.07)%, respectively, for the six months ended June 30, 2002 and 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Less than $0.005%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D11

Financial Highlights
(Unaudited)


                                                              SP MFS Mid-Cap Growth Portfolio
                                                  ---------------------------------------------------
                                                   Six Months                       September 22, 2000(a)
                                                      Ended          Year Ended            through
                                                  June 30, 2002   December 31, 2001   December 31, 2000
                                                  -------------   ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  7.62           $  9.69             $10.00
                                                     -------           -------             ------
Income From Investment Operations:
Net investment income (loss).....................      (0.02)            (0.01)              0.02
Net realized and unrealized losses on investments      (2.92)            (2.01)             (0.25)
                                                     -------           -------             ------
   Total from investment operations..............      (2.94)            (2.02)             (0.23)
                                                     -------           -------             ------
Less Distributions:
Dividends from net investment income.............         --             (0.01)             (0.02)
Distributions from net realized gains............         --             (0.04)             (0.06)
                                                     -------           -------             ------
   Total distributions...........................         --             (0.05)             (0.08)
                                                     -------           -------             ------
Net Asset Value, end of period...................    $  4.68           $  7.62             $ 9.69
                                                     =======           =======             ======
Total Investment Return(b).......................     (38.58)%          (20.93)%            (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $  15.6           $  15.9             $  5.6
Ratios to average net assets:(d)
  Expenses.......................................       1.00 %(c)         1.00 %             1.00%(c)
  Net investment income..........................      (0.63)%(c)        (0.20)%             1.16%(c)
Portfolio turnover rate..........................         59 %(e)           93 %               27%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.50% and (1.13)%, respectively, for the six months ended June 30, 2002 and 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                                                            SP PIMCO Total Return Portfolio
                                                 ----------------------------------------------
                                                  Six Months                     September 22, 2000(a)
                                                     Ended        Year Ended            through
                                                 June 30, 2002 December 31, 2001   December 31, 2000
                                                 ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............    $10.70          $10.40              $10.00
                                                    ------          ------              ------
Income From Investment Operations:
Net investment income...........................      0.12            0.32                0.13
Net realized and unrealized gains on investments      0.21            0.57                0.39
                                                    ------          ------              ------
   Total from investment operations.............      0.33            0.89                0.52
                                                    ------          ------              ------
Less Distributions:
Dividends from net investment income............     (0.13)          (0.34)              (0.11)
Distributions from net realized gains...........       -- (f)        (0.25)              (0.01)
                                                    ------          ------              ------
   Total distributions..........................     (0.13)          (0.59)              (0.12)
                                                    ------          ------              ------
Net Asset Value, end of period..................    $10.90          $10.70              $10.40
                                                    ======          ======              ======
Total Investment Return(b)......................      3.08%           8.66%               5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........    $279.3          $147.0              $ 10.7
Ratios to average net assets:(e)
  Expenses......................................      0.70%(c)        0.76%(d)            0.76%(c)(d)
  Net investment income.........................      2.84%(c)        3.69%(d)            5.94%(c)(d)
Portfolio turnover rate.........................       254%(e)         718%                239%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been, 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D12

Financial Highlights
(Unaudited)



                                                              SP Prudential U.S. Emerging Growth Portfolio
                                        ------------------------------------------------------------------------------------
                                                                Class I                                     Class II
                                        ---------------------------------------------------     ----------------------------
                                         Six Months                       September 22, 2000(a)  Six Months      July 9, 2001(b)
                                            Ended          Year Ended            through            Ended            through
                                        June 30, 2002   December 31, 2001   December 31, 2000   June 30, 2002   December 31, 2001
                                        -------------   ----------------- --------------------- -------------   -----------------
Per Share Operating Performance:
Net Asset Value, beginning of period...    $  6.89           $  8.38             $ 10.00           $  6.88           $ 7.56
                                           -------           -------             -------           -------           ------
Income From Investment Operations:
Net investment income (loss)...........      (0.01)            (0.01)               0.01             (0.02)           (0.01)
Net realized and unrealized losses on
 investments...........................      (1.63)            (1.48)              (1.62)            (1.63)           (0.67)
                                           -------           -------             -------           -------           ------
   Total from investment operations....      (1.64)            (1.49)              (1.61)            (1.65)           (0.68)
                                           -------           -------             -------           -------           ------
Less Dividends:
Dividends from net investment income...         --                --               (0.01)               --               --
                                           -------           -------             -------           -------           ------
Net Asset Value, end of period.........    $  5.25           $  6.89             $  8.38           $  5.23           $ 6.88
                                           =======           =======             =======           =======           ======
Total Investment Return(c).............     (23.80)%          (17.78)%            (16.11)%          (23.98)%          (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)    $  40.7           $  31.2             $   6.4           $   0.3           $  0.2
Ratios to average net assets:(e)
  Expenses.............................       0.90%(d)          0.90%               0.90%(d)          1.30%(d)         1.30%(d)
  Net investment income (loss).........      (0.51)%(d)        (0.37)%              0.49%(d)         (0.93)%(d)       (0.87)%(d)
Portfolio turnover rate................        160%(f)           258%                 82%(f)           160%(f)          258%(f)

(a)Commencement of operations.

(b)Commencement of offering of Class II shares.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 0.91% and (0.53)%, respectively, for Class I and 1.31% and (0.93)% respectively, for Class II for the six months ended June 30, 2002 and 1.41% and (0.88)% respectively, for Class I and 1.81% and (1.38)%, respectively, for Class II for the period ended December 31, 2001 and 4.26% and (2.87)%, respectively, for Class I for the period ended December 31, 2000.

(f)Not annualized.

                                                           SP Small/Mid Cap Value Portfolio
                                                 -------------------------------------------------
                                                  Six Months                     September 22, 2000(a)
                                                     Ended        Year Ended            through
                                                 June 30, 2002 December 31, 2001   December 31, 2000
                                                 ------------- ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............    $11.36          $11.13              $10.00
                                                    ------          ------              ------
Income From Investment Operations:
Net investment income...........................      0.03            0.08                0.03
Net realized and unrealized gains on investments      0.29            0.26                1.10
                                                    ------          ------              ------
   Total from investment operations.............      0.32            0.34                1.13
                                                    ------          ------              ------
Less Dividends:
Dividends from net investment income............        --           (0.11)                -- (b)
                                                    ------          ------              ------
Net Asset Value, end of period..................    $11.68          $11.36              $11.13
                                                    ======          ======              ======
Total Investment Return(c)......................      2.82%           3.11%              11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........    $ 87.1          $ 47.4              $  6.1
Ratios to average net assets:(e)
  Expenses......................................      1.05%(d)        1.05%               1.05%(d)
  Net investment income.........................      0.60%(d)        1.08%               1.79%(d)
Portfolio turnover rate.........................        42%(f)          89%                 18%(f)

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.10% and 0.55%, respectively, for the six months ended June 30, 2002 and 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D13

Financial Highlights
(Unaudited)


                                                        SP Strategic Partners Focused Growth Portfolio
                                                  ------------------------------------------------------
                                                                           Class I
                                                  ------------------------------------------------------
                                                   Six Months                          September 22, 2000(a)
                                                      Ended            Year Ended             through
                                                  June 30, 2002   December 31, 2001(g)   December 31, 2000
                                                  -------------   -------------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  6.73            $  7.94               $ 10.00
                                                     -------            -------               -------
Income From Investment Operations:
Net investment income (loss).....................      (0.01)             (0.01)                  -- (f)
Net realized and unrealized losses on investments      (0.97)             (1.20)                (2.06)
                                                     -------            -------               -------
   Total from investment operations..............      (0.98)             (1.21)                (2.06)
                                                     -------            -------               -------
Less Distributions:
Dividends from net investment income.............         --                 --                    --
                                                     -------            -------               -------
Net Asset Value, end of period...................    $  5.75            $  6.73               $  7.94
                                                     =======            =======               =======
Total Investment Return(b).......................     (14.56)%           (15.32)%              (20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   9.7            $   7.7               $   5.9
Ratios to average net assets:(d)
  Expenses.......................................       1.01%(c)           1.01%                 1.01%(c)
  Net investment income (loss)...................      (0.31)%(c)         (0.16)%                0.18%(c)
Portfolio turnover rate..........................         26%(e)            116%                   37%(e)

(a)Commencement of offering of Class I shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.08% and (1.39)%, respectively, for the six months ended June 30, 2002 and 2.61% and (1.76)% respectively, for the year ended December 31, 2001 and 3.88% and (2.69)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Calculated based upon weighted average shares outstanding during the period.

                                                     SP Strategic Partners Focused
                                                            Growth Portfolio
                                                  -------------------------------
                                                                Class II
                                                  -------------------------------
                                                   Six Months     January 12, 2001(a)
                                                      Ended             through
                                                  June 30, 2002   December 31, 2001(f)
                                                  -------------   --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............    $  6.70            $  8.43
                                                     -------            -------
Income From Investment Operations:
Net investment loss..............................      (0.01)             (0.03)
Net realized and unrealized losses on investments      (0.98)             (1.70)
                                                     -------            -------
   Total from investment operations..............      (0.99)             (1.73)
                                                     -------            -------
Less Distributions:
Dividends from net investment income.............         --                 --
                                                     -------            -------
Net Asset Value, end of period...................    $  5.71            $  6.70
                                                     =======            =======
Total Investment Return(b).......................     (14.78)%           (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........    $   3.3            $   2.0
Ratios to average net assets:(d)
  Expenses.......................................       1.41%(c)           1.41%(c)
  Net investment loss............................      (0.70)%(c)         (0.58)%(c)
Portfolio turnover rate..........................         26%(e)            116%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.48% and (1.80)%, respectively, for the six months ended June 30, 2002 and 3.01% and (2.18)%, respectively, for the period ended December 31, 2001.

(e)Not annualized.

(f)Calculated based upon weighted average shares outstanding during the period.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D14

Financial Highlights
(Unaudited)



                                                                                Stock Index Portfolio
                                                          ----------------------------------------------------------------
                                                           Six Months                       Year Ended
                                                             Ended                         December 31,
                                                            June 30,    --------------------------------------------------
                                                              2002         2001       2000      1999      1998      1997
                                                          ----------    --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................  $  31.64     $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                           --------     --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................      0.17         0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments     (4.34)       (5.05)     (4.37)      7.23      8.11      7.34
                                                           --------     --------   --------   --------  --------  --------
   Total from investment operations......................     (4.17)       (4.69)     (4.01)      7.67      8.53      7.77
                                                           --------     --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................     (0.01)       (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................     (0.22)       (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                           --------     --------   --------   --------  --------  --------
   Total distributions...................................     (0.23)       (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                           --------     --------   --------   --------  --------  --------
Net Asset Value, end of period...........................  $  27.24     $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                           ========     ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (13.26)%     (12.05)%    (9.03)%    20.54%    28.42%    32.83%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................  $2,816.1     $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................      0.37%(b)     0.39%      0.39%      0.39%     0.37%     0.37%
  Net investment income..................................      1.11%(b)     1.02%      0.83%      1.09%     1.25%     1.55%
Portfolio turnover rate..................................         1%(c)        3%         7%         2%        3%        5%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Not Annualized.

                                                                                   Value Portfolio
                                              ----------------------------------------------------------------
                                                                          Class I
                                              ---------------------------------------------------------------
                                                  Six
                                                 Months                        Year Ended
                                                 Ended                        December 31,
                                                June 30,   --------------------------------------------------
                                                  2002        2001      2000      1999       1998      1997
                                              --------     --------   --------  --------  --------   --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  17.91     $  20.46   $  19.52  $  20.03  $  22.39   $  18.51
                                              --------     --------   --------  --------  --------   --------
Income From Investment Operations:
Net investment income........................     0.11         0.25       0.46      0.51      0.56       0.61
Net realized and unrealized gains (losses) on
 investments.................................    (2.02)       (0.69)      2.45      1.89     (1.03)      6.06
                                              --------     --------   --------  --------  --------   --------
   Total from investment operations..........    (1.91)       (0.44)      2.91      2.40     (0.47)      6.67
                                              --------     --------   --------  --------  --------   --------
Less Distributions:
Dividends from net investment income.........       --(d)     (0.30)     (0.44)    (0.50)    (0.59)     (0.57)
Distributions from net realized gains........       --        (1.81)     (1.53)    (2.41)    (1.30)     (2.22)
                                              --------     --------   --------  --------  --------   --------
   Total distributions.......................       --(d)     (2.11)     (1.97)    (2.91)    (1.89)     (2.79)
                                              --------     --------   --------  --------  --------   --------
Net asset value, end of period............... $  16.00     $  17.91   $  20.46  $  19.52  $  20.03   $  22.39
                                              ========     ========   ========  ========  ========   ========
Total Investment Return(a)...................   (10.65)%      (2.08)%    15.59%     2.52%    (2.38)%    36.61%
Ratios/Supplement Data:
Net assets, end of period (in millions)...... $1,551.8     $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8
Ratios to average net assets:
  Expenses...................................     0.44%(b)     0.44%      0.45%     0.42%     0.42%      0.41%
  Net investment income......................     1.22%(b)     1.32%      2.31%     2.34%     2.54%      2.90%
Portfolio turnover rate......................       37%(c)      175%        85%       16%       20%        38%


                                                      Class II
                                              ---------------------
                                                 Six        May 14,
                                                Months      2001(e)
                                                Ended       through
                                               June 30,   December 31,
                                                 2002         2001
                                              --------    ------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $ 17.91        $19.79
                                              -------        ------
Income From Investment Operations:
Net investment income........................    0.06          0.12
Net realized and unrealized gains (losses) on
 investments.................................   (2.00)        (1.01)
                                              -------        ------
   Total from investment operations..........   (1.94)        (0.89)
                                              -------        ------
Less Distributions:
Dividends from net investment income.........      --         (0.14)
Distributions from net realized gains........      --         (0.85)
                                              -------        ------
   Total distributions.......................      --         (0.99)
                                              -------        ------
Net asset value, end of period............... $ 15.97        $17.91
                                              =======        ======
Total Investment Return(a)...................  (10.83)%       (4.34)%
Ratios/Supplement Data:
Net assets, end of period (in millions)...... $   1.6        $  1.1
Ratios to average net assets:
  Expenses...................................    0.84%(b)      0.84%(b)
  Net investment income......................    0.85%(b)      0.94%(b)
Portfolio turnover rate......................      37%(c)       175%(c)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b)Annualized.
(c)Not Annualized.
(d)Less than $0.005 per share.
(e)Commencement of offering of Class II shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D15

                       The Prudential Series Fund, Inc.
                               Semiannual Report
                                 June 30, 2002

Board of Directors

Eugene C. Dorsey
Retired President,
Chief Executive Officer and Trustee,
Gannett Foundation (now Freedom Forum)

Saul K. Fenster, Ph.D.
President,
New Jersey Institute of Technology

Delayne Dedrick Gold
Marketing Consultant

Robert F. Gunia
Executive Vice President and
Chief Administrative Officer,
Prudential Investments LLC

Robert E. LaBlanc
President,
Robert E. LaBlanc Associates, Inc.

Douglas H. McCorkindale
Chairman, Chief Executive Officer and President,
Gannett Co., Inc.

W. Scott McDonald, Jr., Ph.D.
Vice President,
Kaludis Consulting Group, Inc.

Thomas T. Mooney
President,
Greater Rochester Metro
Chamber of Commerce

Stephen P. Munn
Chairman of the Board and Director,
Carlisle Companies, Inc.

David R. Odenath, Jr.
President, Chief Executive Officer
and Chief Operating Officer,
Prudential Investments LLC

Richard A. Redeker
Former Management Consultant, Invesmart, Inc.

Judy A. Rice
Executive Vice President,
Prudential Investments LLC

Robin B. Smith
Chairman and Chief Executive Officer,
Publishers Clearing House

Stephen Stoneburn
President and Chief Executive Officer,
Quadrant Media Corp.

Nancy H. Teeters
Economist, former Vice President and
Chief Economist,
International Business Machines Corporation

Joseph Weber, Ph.D.
Vice President, Finance,
Interclass (international corporate learning)

Louis A. Weil, III
Former Chairman, President and Chief Executive Officer and Director, Central Newspapers, Inc.

Clay T. Whitehead
President,
National Exchange Inc.

                                      E1

At Prudential Financial, we are committed to making it easy for you to take advantage of the many benefits your Discovery Select(R) Variable Annuity and Discovery Choice(R) Variable Annuity offer. So whenever you need assistance, do not hesitate to call or write our Prudential Annuity Service Center. Of course, your licensed financial professional is also available to assist you with more complex matters such as identifying your goals, investment time horizon, and level of risk.

-------------------------------------------------------------------------------

HOW TO REACH US BY PHONE

Customer Service Representatives

For personalized annuity service, you can call one of our specially trained customer service representatives toll free

Monday to Friday, 8 a.m. to 8 p.m. ET. Call (888) PRU-2888 (778-2888).

HOW TO REACH US BY MAIL

Any written requests or correspondence about your annuity should be directed as follows:

Regular Mail

Prudential Annuity Service Center
PO Box 7960
Philadelphia, PA 19101

Express Mail

Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025

Discovery Select(R) Variable Annuity and Discovery Choice(R) Variable Annuity are issued by Pruco Life Insurance Company (in New York, issued by Pruco Life Insurance Company of New Jersey), both located at 213 Washington Street, Newark, NJ 07102-2992, and distributed by Prudential Investment Management Services LLC
(PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations. Discovery Select and Discovery Choice are registered service marks of The Prudential Insurance Company of America.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or "opt out" of householding at any time.

All guarantees are based on the claims-paying ability of the issuer. The guarantees do not apply to the investment performance or safety of the underlying portfolios in the variable annuity.

For online access to your policy information, visit www.prudential.com.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

[LOGO] Prudential Financial

Prudential Annuity Service Center
PO Box 13467
Philadelphia, PA 19101

Address Service Requested

Discovery Select-ORD97344
Discovery Choice-ORD000003
IFS-A072892 Ed. 06/30/2002 VFLX-99 VFM-96-OR


  Presorted
Bound Printed
   Matter
 U.S. Postage
    PAID
 Prudential